Exhibit 10.8

WHEN RECORDED

PLEASE RETURN TO:

Chesapeake Energy Corporation

Attn:

6100 North Western Avenue

Oklahoma City, OK 73118

Space above for County Recorder’s Use

MORTGAGE, WITH POWER OF SALE

FROM

CHESAPEAKE EXPLORATION, L.L.C.,

as MORTGAGOR

TO

CHESAPEAKE GRANITE WASH TRUST,

as MORTGAGEE

Dated as of November 16, 2011

THIS INSTRUMENT IS TO BE FILED AND RECORDED AS A MORTGAGE IN THE REAL ESTATE RECORDS OF EACH COUNTY IN WHICH THE LANDS DESCRIBED IN EXHIBIT A, OR ANY PORTION THEREOF, ARE LOCATED.

A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE (AS HEREINAFTER DEFINED). IN CERTAIN JURISDICTIONS WHERE THIS INSTRUMENT MAY BE FILED, A POWER OF SALE MAY ALLOW AGENT (AS HEREINAFTER DEFINED) TO TAKE THE MORTGAGED PROPERTIES (AS HEREINAFTER DEFINED) AND SELL THEM (OR TO CAUSE THE MORTGAGED PROPERTIES TO BE SOLD) WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR (AS SUCH TERMS DEFAULT AND MORTGAGOR ARE HEREINAFTER DEFINED) UNDER THIS MORTGAGE.

THIS MORTGAGE IS A MORTGAGE ON OIL AND GAS LEASES AND LEASEHOLD ESTATES; AS SUCH, NO REAL ESTATE MORTGAGE TAX IS DUE.

MORTGAGE

THIS MORTGAGE WITH POWER OF SALE (this “Mortgage”) is entered into as of November 16, 2011, by Chesapeake Exploration, L.L.C., an Oklahoma limited liability company, as mortgagor (“Mortgagor”), whose address for notice is 6100 North Western Avenue, Oklahoma City, Oklahoma 73118, and Chesapeake Granite Wash Trust, a statutory trust formed under the laws of the State of Delaware, as mortgagee (“Mortgagee”), whose address for notice is c/o The Bank of New York Mellon Trust Company, N.A., 919 Congress Avenue, Suite 500, Austin Texas 78701.

R E C I T A L S:

A. By means of (1) a Term Overriding Royalty Interest Conveyance (PUD), effective as of July 1, 2011, from Mortgagor to Chesapeake E&P Holding Corporation, an Oklahoma corporation (“Chesapeake Sub”), a true and correct copy of which is attached hereto as Annex A-1 and made a part hereof (the “Term Conveyance (PUD)”), (2) an Assignment of Overriding Royalty Interest, effective as of July 1, 2011, from Chesapeake Sub to Mortgagee, a true and correct copy of which is attached hereto as Annex A-2 and made a part hereof (the “Assignment”), and (3) a Perpetual Overriding Royalty Interest Conveyance (PUD), effective as of July 1, 2011, from Mortgagor to Mortgagee, a true and correct copy of which is attached hereto as Annex A-3 and made a part hereof (the “Perpetual Conveyance (PUD)” and, together with the Term Conveyance (PUD), collectively the “Conveyances”), the “Royalty Interest” (as defined in the Conveyances) has been conveyed and assigned to Mortgagee, as applicable, from Mortgagor and Chesapeake Sub. Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Conveyances.

B. Chesapeake Energy Corporation (“Chesapeake Parent” and together with Mortgagor, “Chesapeake”), the sole ultimate parent of Mortgagor, has undertaken certain obligations with respect to the properties described in the Conveyances under that certain Development Agreement, dated effective as of July 1, 2011, between Chesapeake Parent, Mortgagor and Mortgagee (the “Development Agreement”), and Mortgagor is executing this Mortgage to secure the obligations of Chesapeake under the Development Agreement.

C. Mortgagee has conditioned its execution and delivery of the Perpetual Conveyance (PUD), the Assignment and the Development Agreement upon the execution and delivery by Mortgagor of this Mortgage, and Mortgagor has agreed to enter into this Mortgage.

NOW, THEREFORE, in order to comply with the terms and conditions of the Development Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor hereby agrees with Mortgagee as follows:

ARTICLE I.

Granting Clauses; Secured Obligations

Section 1.1 Grant and Mortgage. Mortgagor, in order to secure the payment and performance of the secured obligations hereinafter referred to and the performance of the obligations, covenants, agreements, warranties and undertakings of Mortgagor hereinafter described, does hereby MORTGAGE, WARRANT, PLEDGE, HYPOTHECATE and CONFIRM to Mortgagee, its successors and assigns, the following described rights, titles, interests, properties and estates of Mortgagor (sometimes hereinafter collectively referred to as the “Mortgaged Properties”):

(a) all of Mortgagor’s right, title, interest and estate in, to and under the oil, gas or other mineral leases described in Exhibit A attached hereto and made a part hereof (the “Leases”); insofar as and only insofar as such Leases are located within the AMI Area and cover the Target Formation, including such rights in and under the Leases as may be necessary to drill to, complete in and produce and market crude oil, natural gas and natural gas liquids (collectively, “Hydrocarbons”) from the Target Formation within the AMI Area (the “Retained Mineral Interests”);

(b) a concurrent right, together with Mortgagor, to all assignable easements, servitudes, rights-of-way, surface leases and other surface rights on and over the Subject Lands (the “Surface Rights”) which are now or hereafter used, or held for use, in connection with the Retained Mineral Interests;

(c) all assignable licenses, permits and other regulatory approvals held by Mortgagor, solely to the extent they relate to the drilling, development or production of the Retained Mineral Interests (the “Permits”);

but specifically excluding, however, all of Mortgagor’s rights, titles, and interests in and to (i) any oil, gas, water supply, saltwater disposal or other well of any nature whatsoever now or hereafter located on the Subject Lands, including, without limitation any Development Wells (each a “Well” and collectively, the “Wells”), (ii) all Excluded Assets (as defined below) and (iii) all personal property, fixtures and equipment in or on or acquired or used in connection with the ownership or operation of the Wells or the Excluded Assets or the production, storage, treating, conditioning, processing, compressing, dehydrating, gathering, transporting or marketing of Hydrocarbons produced from the Wells or any Excluded Asset, or the disposal of saltwater or other substances, produced therefrom.

As used herein the term “Excluded Assets” shall mean (i) the Excluded Assets, as such term is defined in the Term Conveyance (PUD), (ii) the Leases to the extent they cover property outside the AMI Area or any geologic interval other than the Target Formation and (iii) any interest in the Retained Mineral Interests, Surface Rights and Permits and related assets conveyed by Mortgagor to any participant under and pursuant to the Founder Well Participation Program of Chesapeake Energy Corporation as permitted by Section 11.03 of each of the Term Conveyance (PUD) and the Perpetual Conveyance (PUD). Mortgagee shall, on request, execute, acknowledge and deliver to Mortgagor, from time to time, a recordable instrument (reasonably acceptable to Mortgagor) that releases the lien and security interest created herein in any of the Excluded Assets or confirms that the lien and security interest created herein do not extend to any of the Excluded Assets.

As used herein, “Target Formation” means the Colony Granite Wash formation, being defined as the geologic interval between the top of the Des Moines formation (or top of the Colony

Granite Wash ‘A’ formation) and the top of the Prue formation (or base of the Colony Granite Wash ‘C’ formation) between the stratigraphic equivalent of the measured depths of 12,285 feet to 12,862 feet as encountered on the electric log of the Lee Roy 1-24H well located in Section 24, Township 11N, Range 18W in Washita County, Oklahoma (API No. 3514921413), a portion of which log is attached hereto as Exhibit B, recognizing that the actual depth of the Target Formation will vary from depths of approximately 11,500 feet to 13,000 feet across the AMI Area.

TO HAVE AND TO HOLD the Mortgaged Properties unto Mortgagee, and Mortgagee’s successor and assigns, upon the terms, provisions and conditions herein set forth.

Section 1.2 Development Agreement and Other Obligations. This Mortgage is made to secure and enforce the payment and performance of the following obligations, indebtedness and liabilities:

(a) The full performance of all obligations, covenants, agreements and undertakings of and by Chesapeake from time to time owing to Mortgagee under (i) Section 2.1 of the Development Agreement and (ii) under Article II of the Development Agreement (other than Section 2.1);

(b) Any sums advanced or expenses or costs incurred or accrued by Mortgagee (or any receiver appointed hereunder) which are made or incurred pursuant to, or permitted by, the terms hereof, plus interest on any such amounts actually paid by Mortgagee at a rate of interest equal to the lesser of (i) five percent (5%) per annum or (ii) the maximum rate permitted under applicable law (the “Applicable Rate”), from the date of payment of such expenses or costs until reimbursed; and

(c) Without limiting the generality of the foregoing, all post-petition interest, expenses, and other duties, damages and liabilities with respect to indebtedness or other obligations described above in this Section 1.2, which would be owed but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding.

Section 1.3 Secured Obligations. The obligations referred to in Section 1.2, and all renewals, extensions and modifications thereof, and all substitutions therefor, in whole or in part, are herein sometimes referred to as the “secured obligations” or the “obligations secured hereby”. It is contemplated and acknowledged that the secured obligations may include obligations hereafter arising and that this Mortgage shall have effect, as of the date hereof, to secure all secured obligations, regardless of whether any amounts exist on the date hereof or arise on a later date or, whether having arisen or been advanced, are later repaid in part or in whole and further obligations arise or advances are made at a later date.

Section 1.4 Limitation on Obligations. The Mortgagor and Mortgagee hereby agree and acknowledge that, as of the date hereof, the maximum amount recoverable under this Mortgage for any failure by Chesapeake to perform the obligations described in Section 1.2(a)(i) above is $262,700,000; provided, that such amount will be adjusted downward, from time to time, pursuant to Section 4.12 of the Development Agreement (such amount, as reduced from time to time, the “Maximum Liability”); provided, however, such limitation shall not include interest or attorneys’ fees due or recoverable hereunder. Mortgagor and Mortgagee further agree and acknowledge that pursuant to Section 1.1 above, the mortgage lien created by this Mortgage does not cover or extend to any Wells or Excluded Assets. Accordingly, the mortgage lien created by this Mortgage shall automatically terminate on a wellbore only basis (as that term is commonly understood in the Oklahoma oil and gas industry) as to each Development Well as the same is completed or is plugged and abandoned. Upon Mortgagor’s request and at Mortgagor’s expense, Mortgagee shall promptly execute and deliver a partial release, which will evidence the release in full of the mortgage lien created by this Mortgage with respect to any Development Well.

Section 1.5 Maturity Date. The obligations, covenants, agreements and undertakings described in Section 1.2(a) of this Mortgage are due to be performed on or before June 30, 2016 (the “Maturity Date”); provided, that if the Total Drilling Target (as defined in the Development Agreement) has not been achieved by such date, this Mortgage shall continue in full force and effect.

Section 1.6 Grant of Security Interest. In order to further secure the payment of the secured obligations hereinafter referred to and the performance of the obligations, covenants, agreements, warranties, indemnities and undertakings of Mortgagor described herein, Mortgagor does hereby grant to Mortgagee a security interest in and to the Mortgaged Properties (whether now owned or hereafter acquired by operation of law or otherwise) insofar as any of the Mortgaged Properties consist of personal property of any kind or character defined in and subject to the provisions of Article 9 of the Uniform Commercial Code as in effect from time to time as part of the laws applicable to this Mortgage (the “Applicable UCC”), and such personal property being the “Collateral”. Except as otherwise expressly provided in this Mortgage, all terms in this Mortgage relating to the Mortgaged Properties constituting personal property and the grant of the foregoing security interest which are defined in the Applicable UCC shall have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the Applicable UCC, as those meanings may be amended, revised or replaced from time to time. Notwithstanding the foregoing, the parties intend that the terms used herein which are defined in the Applicable UCC have, at all times, the broadest and most inclusive meanings possible. If the Applicable UCC shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the UCC in effect on the date of this Mortgage, such amendment or holding shall be disregarded in defining terms used in this Mortgage.

This Mortgage constitutes a security agreement as such term is used in the Uniform Commercial Code of the State in which the Mortgaged Property is located (the “OK UCC”). The Mortgagor hereby authorizes Mortgagee to file any financing statements and terminations thereof or amendments or modifications thereto without the signature of the Mortgagor, where permitted by law; provided, however, this authorization does not release Mortgagor from its general duty under this Mortgage, the Development Agreement or the Conveyances to take all actions necessary to perfect and maintain the perfected interest of Mortgagee in the Mortgaged Properties.

ARTICLE II.

Covenants

Section 2.1 Mortgagor warrants, represents, covenants and agrees that the Mortgaged Properties are free and clear of all Encumbrances, subject only to the Permitted Encumbrances and that, to Mortgagor’s knowledge, Mortgagor is lawfully seized of the estates and interests granted to Mortgagor under the Leases. This Mortgage is subject to (but in no event shall this Mortgage be an assumption of) the Permitted Encumbrances, in each case to the extent and only for so long as the same are valid and subsisting and affect title to the Mortgaged Properties; provided, that the foregoing is not intended to, and shall not, subordinate the lien created hereby.

Section 2.2 Mortgagor hereby covenants with the Mortgagee as follows:

(a) Further Assurance. Mortgagor will, on request of Mortgagee, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Mortgage, or in the execution or acknowledgment of this Mortgage; (ii) execute, acknowledge, deliver and record or file such further instruments (including further mortgages or financing statements) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Mortgage; and (iii) execute, acknowledge, deliver, and file or record any document or instrument (including any financing statements) reasonably requested by Mortgagee to protect the mortgage lien hereunder against the rights or interests of third persons. Mortgagor shall pay all reasonable costs connected with any of the foregoing.

(b) Name and Place of Business. Mortgagor will not cause or permit any change to be made in its name, identity, limited liability company structure, federal employer identification number or state of organization (whether by merger or otherwise) unless Mortgagor shall have notified Mortgagee of such change at least ten (10) days prior to the effective date of such change, and shall have first taken all action required by Mortgagee for the purpose of further perfecting or protecting the mortgage lien in the Mortgaged Properties created hereby. Mortgagor’s exact name is the name set forth in this Mortgage. Mortgagor is a limited liability company organized under the laws of the State of Oklahoma.

Section 2.3 Except as permitted in Section 11.02 of the applicable Conveyance or Article III of the Development Agreement, Mortgagor will not Transfer any of the Mortgaged Properties without the prior written consent of the Mortgagee. If any Mortgaged Property is permitted to be Transferred pursuant to Section 11.02 of the applicable Conveyance or Article III of the Development Agreement, the Mortgagee will promptly execute, acknowledge and deliver a release of this Mortgage to the extent applicable to such Mortgaged Properties proposed to be Transferred pursuant to Section 11.02 of the applicable Conveyance or Article III of the Development Agreement.

ARTICLE III.

Remedies Upon Default

Section 3.1 Default. The term “default” as used in this Mortgage means:

(a) the failure by Chesapeake to perform any obligation required to be performed by it under Section 2.1 of the Development Agreement on or before the Maturity Date;

(b) failure by Chesapeake, within thirty (30) days after written notice thereof from the Mortgagee, to cure a breach in the due performance or observance of any other covenant or agreement contained in Article II of the Development Agreement other than under Section 2.1 of the Development Agreement;

(c) failure by the Mortgagor, within thirty (30) days after written notice thereof from the Mortgagee, to cure a breach in the due performance or observance of any covenant or agreement contained in this Mortgage; or

(d) this Mortgage shall fail to constitute a mortgage lien on any material part of the Mortgaged Properties (subject only to Permitted Encumbrances), excluding those Mortgaged Properties (or any portion thereof) that have been released from this Mortgage pursuant to the terms hereof or the terms of the Development Agreement, and such failure is not cured within thirty (30) days after written notice to Mortgagor.

Section 3.2 Remedies.

(a) After (i) the occurrence of a default under Section 3.1(a) of this Mortgage or (ii) the occurrence of any other default by Mortgagor under this Mortgage and during the continuance of such default, the lien evidenced hereby shall be subject to foreclosure, as Mortgagee may elect, in any manner provided for herein or provided for or required by law. The existence of any default under Section 3.1(a) can be determined only at the Maturity Date. Accordingly, notwithstanding any provision hereof or of law to the contrary, the secured obligations set forth in Section 2.1 of the Development Agreement are not subject to acceleration.

(b) After (i) the occurrence of a default under Section 3.1(a) of this Mortgage or (ii) the occurrence of any other default by Mortgagor under this Mortgage and during the continuance of such default, Mortgagee is authorized prior or subsequent to the institution of any foreclosure proceedings to enter upon and to cause its agents to enter upon, the Mortgaged Properties, or any part thereof, and to exercise without interference from Mortgagor any and all rights which Mortgagor has with respect to the management, possession and operation of the Mortgaged Properties. All costs, expenses and liabilities of every character incurred by Mortgagee in managing such properties shall constitute demand obligations owing by Mortgagor and constitute a portion of the secured obligations.

(c) After (i) the occurrence of a default under Section 3.1(a) of this Mortgage or (ii) the occurrence of any other default by Mortgagor under this Mortgage and during the continuance of such default, Mortgagee shall have the right and power to sell, to the extent permitted by law, at one or more sales, as an entirety or in parcels, as Mortgagee may elect, the Mortgaged Properties, at such place or places and otherwise in such manner and upon such notice as may be required by law, or, in the absence of any such requirement, as Mortgagee may deem appropriate, and to make conveyance to the purchaser or purchasers. Mortgagee may postpone the sale of all or any portion of the Mortgaged Properties by public announcement at the time and place of such sale and from time to time thereafter may further postpone such sale by public announcement made at the time of sale fixed by the preceding postponement. The right of sale hereunder shall not be exhausted by one or any sale, and Mortgagee may make other and successive sales until the sooner of the full satisfaction of the secured obligations or the legal sale of all of the Mortgaged Properties.

(d) After the occurrence of a default under Section 3.1(a) of this Mortgage, Mortgagee, in lieu of or in addition to exercising the power of sale hereinabove and hereafter given, may proceed by a suit or suits in equity or at law, for one or more of the following: (i) a foreclosure hereunder or in aid of the execution of any power herein granted, (ii) the appointment of a receiver pending any foreclosure hereunder or the sale of the Mortgaged Properties or (iii) the collection of damages from Chesapeake for failure to perform Chesapeake’s obligations under Section 2.1 of the Development Agreement on or before the Maturity Date; provided that, in no event shall Chesapeake be personally liable to Mortgagee for failure to perform the obligations under Section 2.1 of the Development Agreement in excess of the Maximum Liability at the time of determination of such damages. After the occurrence of any default by Mortgagor under this Mortgage other than under Section 3.1(a) of this Mortgage and during the continuance of such default, Mortgagee, in lieu of or in addition to exercising the power of sale hereinabove and hereafter given, may proceed by a suit or suits in equity or at law, for one or more of the following: (i) a foreclosure hereunder or in aid of the execution of any power herein granted, (ii) the appointment of a receiver pending any foreclosure hereunder or the sale of the Mortgaged Properties or (iii) the enforcement of any other appropriate legal or equitable remedy. In addition to all other remedies herein provided for, Mortgagor agrees that after (i) the occurrence of a default under Section 3.1(a) of this Mortgage or (ii) the occurrence of any other default by Mortgagor under this Mortgage and during the continuance of such default, Mortgagee shall, as a matter of right, be entitled to the appointment of a receiver or receivers to be designated by Mortgagee for all or any part of the Mortgaged Properties whether such receivership be incident to a proposed sale of such properties (or any of them) or otherwise, and Mortgagor does hereby consent to the appointment of such receiver or receivers, and to the maximum extent permitted by law, waive any and all rights to notice and hearing regarding such appointment or appointments.

(e) Mortgagee shall have the right to become the purchaser at any sale held by Mortgagee or by any court, receiver or public officer, and shall have the right to credit upon the amount of the bid made therefor the amount payable out of the net proceeds of such sale to it.

(f) Any sale or sales of the Mortgaged Properties, whether under the power of sale herein granted and conferred or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever either at law or in equity, of Mortgagor of, in and to the premises and the property sold, and shall be a perpetual bar, both at law and in equity, against Mortgagor, Mortgagor’s successors or assigns, and against any and all Persons claiming or who shall thereafter claim all or any of the property sold from, through or under Mortgagor, or Mortgagor’s successors or assigns.

(g) All costs and expenses (including attorneys’ fees) incurred by Mortgagee in protecting and enforcing the rights of Mortgagee hereunder shall constitute a demand obligation owing by Mortgagor to Mortgagee, all of which shall constitute a portion of the secured obligations.

(h) Any sale by Mortgagee of the Mortgaged Properties may be made in any county in which any part of the Mortgaged Properties to be sold at such sale may be situated. Mortgagee may, from time to time, postpone the sale by public announcement thereof at the time and place noticed therefor. If the Mortgaged Properties consists of several parcels or interests, Mortgagee may designate the order in which the same shall be offered for sale or sold. Mortgagor waives all rights to direct the order in which any of the Mortgaged Properties will be sold in the event of any sale under this Mortgage, and also any right to have any of the Mortgaged Properties marshaled upon any sale.

(i) Notwithstanding any other provisions of this Mortgage, any lease of Minerals covered by this Mortgage which is subject to the Mineral Leasing Act of 1920, as amended, and the regulations promulgated thereunder, shall not be sold or otherwise disposed of to any party other than the citizens of the United States, or to associations of such citizens or to any corporation organized under the laws of the United States, or any state or territory thereof that are qualified to own or control interests in such leases under the provisions of such Act and regulations, or to Persons who may acquire ownership or interest in such leases under the provisions of 30 U.S.C. §184(g) if applicable, as such Act or regulations are now or may be from time to time in effect.

(j) Without limitation of any of the foregoing remedies, Mortgagor hereby grants to and confers on Mortgagee the power to sell all or any portion of the Mortgaged Properties in the manner and pursuant to the procedures set forth in the “Oklahoma Power of Sale Mortgage Foreclosure Act,” 46 O.S. Supp. §§ 40-49, as the same may be hereafter amended and in effect from time to time (the “Oklahoma POS Act”) or pursuant to other applicable statutory or judicial authority. If no cure is effected within the time limits set forth in the Oklahoma POS Act, Mortgagee may then proceed in the manner and subject to the conditions of the Oklahoma POS Act to send to Mortgagor and other necessary parties a notice of sale and may sell and convey the Mortgaged Properties in accordance with the Oklahoma POS Act. Mortgagee may foreclose this Mortgage by exercising said power of sale or, at Mortgagee’s sole option, by judicial foreclosure proceedings as provided by law. No action of Mortgagee based upon the provisions contained herein or in the Oklahoma POS Act, including, without limitation, the giving of the notice of intent to foreclose by power of sale or the notice of sale, shall constitute an election of remedies which would preclude Mortgagee from accelerating the secured obligations and pursuing judicial foreclosure before or at any time after commencement of the power of sale foreclosure procedure. Notwithstanding anything contained in this Mortgage to the contrary, any notices of sale given in accordance with the requirements of the Oklahoma POS Act shall constitute sufficient notice of sale. The conduct of a sale pursuant to a power of sale shall be sufficient hereunder if conducted in accordance with the requirements of the Oklahoma POS Act and other governmental requirements of the State of Oklahoma in effect at the time of such sale, notwithstanding any other provision contained in this Mortgage to the contrary. In the event of conflict between the provisions hereof and the Oklahoma POS Act, the Oklahoma POS Act shall control.

A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW THE MORTGAGEE TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO A COURT IN A

FORECLOSURE ACTION UPON DEFAULT BY MORTGAGOR UNDER THIS MORTGAGE.

At any such sale: (1) it shall not be necessary for the Mortgagee to have physical or constructive possession of the Mortgaged Properties (the Mortgagor hereby covenanting and agreeing to deliver any portion of the Mortgaged Properties not actually or constructively possessed by the Mortgagee immediately upon the Mortgagee’s demand) and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale; (2) each instrument of conveyance executed by the Mortgagee shall contain a special warranty of title, binding upon the Mortgagor and its successors and assigns; (3) each and every recital contained in any instrument of conveyance made by the Mortgagee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment or nonperformance of the secured obligations, advertisement and conduct of such sale in accordance with applicable law; (4) any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed; (5) the receipt of the Mortgagee or of such other party or officer making the sale shall be a sufficient discharge to the purchaser or purchasers for its purchase money and no such purchaser or purchasers, or its assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or nonapplication thereof; and (6) to the fullest extent permitted by applicable law, the Mortgagor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the Mortgaged Property sold and such sale shall be a perpetual bar both at law and in equity against the Mortgagor, and against any and all other persons claiming or to claim the property sold or any part thereof, by, through or under the Mortgagor.

(k) NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, MORTGAGEE WAIVES ANY AND ALL CLAIMS OR RIGHTS OF ACTION TO COMPEL SPECIFIC PERFORMANCE OF MORTGAGEE’S OBLIGATIONS UNDER THIS MORTGAGE OR THE DEVELOPMENT AGREEMENT.

(l) NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS MORTGAGE, NO PARTY HERETO SHALL BE LIABLE HEREUNDER FOR EXEMPLARY, PUNITIVE, SPECIAL, INDIRECT, CONSEQUENTIAL, REMOTE OR SPECULATIVE DAMAGES, WHETHER BASED IN CONTRACT, TORT, STRICT LIABILITY, OTHER LAW OR OTHERWISE; PROVIDED THAT SUCH WAIVER OF CONSEQUENTIAL DAMAGES SHALL NOT APPLY TO ANY LIABILITY OF MORTGAGOR FOR BREACH OF ITS OBLIGATIONS UNDER SECTION 2.1 OF THE DEVELOPMENT AGREEMENT, PROVIDED THAT, IN NO EVENT SHALL MORTGAGOR’S LIABILITY FOR BREACH OF ITS OBLIGATIONS UNDER SECTION 2.1 OF THE DEVELOPMENT AGREEMENT EXCEED THE MAXIMUM LIABILITY.

Section 3.3 Proceeds of Foreclosure. The proceeds of any sale held in foreclosure of the mortgage lien evidenced hereby shall be applied as follows, except as otherwise required by applicable law:

FIRST, to the payment of all necessary costs and expenses incident to such foreclosure sale, including but not limited to reasonable attorney’s fees, all court costs and charges of every character in the event foreclosed by suit or any judicial proceeding, if any;

SECOND, to be applied to the payment of the secured obligations described herein up to the amount of the Maximum Liability; and

THIRD, the remainder, if any there shall be, shall be paid to Mortgagor, or to Mortgagor’s successors or assigns, or such other Persons as may be entitled thereto by law.

Section 3.4 Discretion as to Security. Mortgagee may resort to any security given by this Mortgage, in whole or in part, and in such portions and in such order as may seem best to Mortgagee in its sole and uncontrolled discretion, and any such action shall not in any way be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Mortgage.

Section 3.5 Mortgagor’s Waiver of Certain Rights. To the full extent Mortgagor may do so, Mortgagor agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any valuation, stay, extension or redemption, and Mortgagor, for Mortgagor, Mortgagor’s successors and assigns, and for any and all Persons ever claiming any interest in the Mortgaged Properties, to the extent permitted by applicable law, hereby waives and releases all rights of valuation, stay of execution, redemption, notice of intention to mature or declare due the whole of the secured obligations, notice of election to mature or declare due the whole of the secured obligations and all rights to a marshaling of assets of Mortgagor, including the Mortgaged Properties, or to a sale in inverse order of alienation in the event of foreclosure of the mortgage lien hereby created; provided, however, that in the event of any foreclosure of this Mortgage with respect to the Mortgaged Properties, or any part thereof, appraisement of the Mortgaged Properties is hereby waived or not waived, at the option of Mortgagee, such option to be exercised at the time of the entry of the foreclosure judgment or any time prior thereto. Mortgagor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents or other matters whatsoever to defeat, reduce or affect the right under the terms of this Mortgage to a sale of the Mortgaged Properties for the collection of the secured obligations without any prior or different resort for collection, or the right under the terms of this Mortgage to the payment of the secured obligations out of the proceeds of sale of the Mortgaged Properties in preference to every other claimant whatever. If any law referred to in this section and now in force, of which Mortgagor or Mortgagor’s successors or assigns or any other Persons claiming any interest in the Mortgaged Properties might take advantage despite this section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this section.

Section 3.6 No Release of Obligations. Neither Mortgagor nor any other Person hereafter obligated for payment of all or any part of the secured obligations shall be relieved of such secured obligations by reason of (a) the failure of Mortgagee or any other Person so obligated to foreclose the lien created by this Mortgage or to enforce any provision hereunder or under the Development Agreement; or (b) the release, regardless of consideration, of the Mortgaged Properties or any portion thereof or interest therein or the addition of any other property to the Mortgaged Properties. Mortgagee may release, regardless of consideration, any part of the Mortgaged Properties without, as to the remainder, in any way impairing, affecting, subordinating or releasing the mortgage lien created in or evidenced by this Mortgage or its stature as a first and prior lien and security interest in and to the Mortgaged Properties. For payment of the secured obligations, Mortgagee may resort to any security therefor held by Mortgagee in such order and manner as Mortgagee may elect.

Section 3.7 Discontinuance of Proceedings. In case Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under the Development Agreement and shall thereafter elect to discontinue or abandon same for any reason, Mortgagee shall have the unqualified right to do so and, in such an event, Mortgagor and Mortgagee shall be restored to their former positions with respect to the secured obligations, this Mortgage, the Development Agreement, the Mortgaged Properties and otherwise, and the rights, remedies, recourses and powers of Mortgagee shall continue as if same had never been invoked.

Section 3.8 Attorney-in-Fact. The Mortgagor hereby irrevocably appoints, effective upon the occurrence and during the continuance of a default hereunder, the Mortgagee, with full power of substitution, to be the attorney-in-fact of the Mortgagor and in the name and on behalf of the Mortgagor to execute and deliver any deeds, transfers, conveyances, assignments, assurances and notices which the Mortgagor ought to execute and deliver and do and perform any and all such acts and things which the Mortgagor ought to do and perform under the covenants herein contained and generally, to use the name of the Mortgagor in the exercise of all or any of the powers hereby conferred on the Mortgagee.

Section 3.9 Exercise of Rights under the Applicable UCC. If a default shall occur and be continuing, Mortgagee may exercise its rights of enforcement with respect to the Collateral under the Applicable UCC, or under any other statute in force in any state to the extent the same is applicable law. Cumulative of the foregoing and the other provisions of this Section 3.9, to the extent permitted by applicable law:

(a) upon the occurrence and during the continuance of a default Mortgagee may enter upon the Mortgaged Properties or otherwise upon Mortgagor’s premises to take possession of, assemble and collect the Collateral;

(b) upon the occurrence and during the continuance of a default Mortgagee may require Mortgagor to assemble the Collateral and make it available at a place Mortgagee designates which is mutually convenient to allow Mortgagee to take possession or dispose of the Collateral;

(c) written notice mailed to Mortgagor as provided herein at least ten (10) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice;

(d) in the event of a foreclosure of the liens, privileges or security interests evidenced hereby, the Collateral, or any part thereof, and the Mortgaged Properties, or any part thereof, may, at the option of Mortgagee, be sold, as a whole or in parts, together or separately (including, without limitation, where a portion of the Mortgaged Properties is sold, the Collateral related thereto may be sold in connection therewith);

(e) the expenses of sale provided for in clause FIRST of Section 3.3 shall include the reasonable expenses of retaking the Collateral, or any part thereof, holding the same and preparing the same for sale or other disposition; and

(f) with respect to any sale of real property included in the Mortgaged Properties made under the powers of sale herein granted and conferred, Mortgagee may, to the extent permitted by applicable law, include in such sale any personal property included in the Collateral and relating to such real property.

Section 3.10 Assignment of Operator Rights. In the event Mortgagee forecloses upon any of the Retained Mineral Interests as to which Mortgagor or any of its Affiliates is the operator, Mortgagor shall, or shall cause its Affiliate to, assign to Mortgagee or the purchaser at foreclosure, upon written request, all rights and obligations Mortgagor or its Affiliate may have as operator of such Retained Mineral Interests. Any such assignment shall not affect any rights of Mortgagor or its Affiliate in any Lease other than as to the Target Formation.

ARTICLE IV.

Miscellaneous

Section 4.1 Filing. This Mortgage is to be filed for record in the real property records (including the tract index) of each county where any part of the Mortgaged Properties is situated. The mailing address of Mortgagor is the address of Mortgagor set forth at the end of this Mortgage and the address of Mortgagee from which information concerning the mortgage lien hereunder may be obtained is the address of Mortgagee set forth at the end of this Mortgage. Nothing contained in this paragraph shall be construed to limit the scope of this Mortgage. Without limiting any other provision herein, Mortgagor hereby authorizes Mortgagee to file, in any filing or recording office, one or more financing statements describing the Collateral and any renewal or continuation statements thereof.

Section 4.2 Waivers. Mortgagee may at any time and from time to time in writing waive compliance by Mortgagor with any covenant herein made by Mortgagor to the extent and in the manner specified in such writing, or consent to Mortgagor’s doing any act which hereunder Mortgagor is prohibited from doing, or to Mortgagor’s failing to do any act which hereunder Mortgagor is required to do, to the extent and in the manner specified in such writing, or release any part of the Mortgaged Properties or any interest therein from the liens and security interests of this Mortgage. Any party liable, either directly or indirectly, for the secured obligations or for any covenant herein or in the Development Agreement may be released from all or any part of such obligations without impairing or releasing the liability of any other party. No such act shall in any way impair any rights or powers hereunder except to the extent specifically agreed to in such writing.

Section 4.3 No Impairment of Security. To the extent allowed by applicable law, the lien, privilege, security interest and other security rights hereunder shall not be impaired by any indulgence, moratorium or release which may be granted including, but not limited to, any renewal, extension or modification which may be granted with respect to any secured obligations, or any surrender, compromise, release, renewal, extension, exchange or substitution which may be granted in respect of the Mortgaged Properties, or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any secured obligations.

Section 4.4 Acts Not Constituting Waiver. Any default may be waived without waiving any other prior or subsequent default. Any default may be remedied without waiving the default remedied. Neither failure to exercise, nor delay in exercising, any right, power or remedy upon any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Mortgagor therefrom shall in any event be effective unless the same shall be in writing and signed by Mortgagee and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice nor demand on Mortgagor in any case shall of itself entitle Mortgagor to any other or further notice or demand in similar or other circumstances. Acceptance of any payment in an amount less than the amount then due on any secured obligations shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder.

Section 4.5 Forbearance or Extension. No forbearance and no extension of the time for the payment of the obligations secured hereby shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Mortgagor hereunder for the payment of the obligations or performance of the obligations secured hereby, or the liability of any other Person hereunder or for the payment of the obligations secured hereby.

Section 4.6 Place of Payment. All secured obligations which may be owing hereunder at any time by Mortgagor shall be payable at the place designated in the Development Agreement (or if no such designation is made, at the address of Mortgagee indicated at the end of this Mortgage), or at such other place as Mortgagee may designate in writing.

Section 4.7 Application of Payments to Certain Obligations. If any part of the secured obligations cannot be lawfully secured by this Mortgage or if any part of the Mortgaged Properties cannot be lawfully subject to the lien, privilege and security interest hereof to the full extent of such obligations, then all payments made shall be applied on said obligations first in discharge of that portion thereof which is not secured by this Mortgage.

Section 4.8 Compliance With Usury Laws. It is the intent of Mortgagor and Mortgagee to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof, it is stipulated and agreed that none of the terms and provisions contained herein, in the Development Agreement or in the Conveyances shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be collected, charged, taken, reserved or received by applicable law from time to time in effect.

Section 4.9 Release of Mortgage. In addition to the partial releases required pursuant to Section 1.4 hereof, if Mortgagor has satisfied its obligations under Article II of the Development Agreement (as determined in accordance with the Development Agreement), the liens and security interests created by this Mortgage shall automatically terminate and upon request by Mortgagor, Mortgagee shall promptly cause satisfaction, discharge and release of this Mortgage to be entered upon the record at the expense of Mortgagor and shall execute and deliver or cause to be executed and delivered such instruments of satisfaction, reassignment and/or release as may be appropriate.

Section 4.10 Notice. All notices, requests, consents, demands and other communications required or permitted hereunder or under the Development Agreement shall be in writing and, unless otherwise specifically provided in the Development Agreement, shall be deemed sufficiently given or furnished if delivered by personal delivery, by telefacsimile, by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, at the addresses specified at the end of this Mortgage (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given (a) in the case of personal delivery or delivery service, as of the Business Day of first attempted delivery at the address and in the manner provided herein, (b) in the case of telefacsimile, upon receipt, and (c) in the case of registered or certified United States mail, three (3) days after deposit in the mail. Notwithstanding the foregoing, or anything else in the Development Agreement which may appear to the contrary, any notice given in connection with a foreclosure of the mortgage lien created hereunder, or otherwise in connection with the exercise by Mortgagee of its rights hereunder or under the Development Agreement, which is given in a manner permitted by applicable law shall constitute proper notice; without limitation of the foregoing, notice given in a form required or permitted by statute shall (as to the portion of the Mortgaged Properties to which such statute is applicable) constitute proper notice.

Section 4.11 Invalidity of Certain Provisions. A determination that any provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Mortgage to any Person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other Persons or circumstances.

Section 4.12 Gender; Titles; Construction. All references in this Mortgage to articles, sections, subsections and other subdivisions refer to corresponding articles, sections, subsections and other subdivisions of this Mortgage unless expressly provided otherwise. Titles appearing at the beginning of any of such subdivisions are for convenience only and shall not constitute part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words “this Mortgage”, “this instrument”, “herein”, “hereof”, “hereunder” and words of similar import refer to this Mortgage as a whole and not to any particular subdivision unless expressly so limited. Unless the context otherwise requires: “including” and its grammatical variations mean “including without limitation”; “or” is not exclusive; words in the singular form shall be construed to include the plural and vice versa; words in any gender include all other genders; references herein to any instrument or agreement refer to such instrument or agreement as it may be from time to time amended or supplemented; and references herein to any Person include such Person’s successors and assigns. All references in this Mortgage to Exhibits and Annexes refer to Exhibits and Annexes to this Mortgage unless expressly provided otherwise, and all such Exhibits and Annexes are hereby incorporated herein by reference and made a part hereof for all purposes. This Mortgage has been drafted with the joint participation of Mortgagor and Mortgagee and shall be construed neither against nor in favor of either such party but rather in accordance with the fair meaning hereof.

Section 4.13 Recording. Mortgagor will cause this Mortgage and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded and refiled in such manner and in such places as Mortgagee shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

Section 4.14 Certain Obligations of Mortgagor. Without limiting Mortgagor’s obligations hereunder, Mortgagor’s liability hereunder and the obligations secured hereby shall extend to and include all post petition interest, expenses and other duties and liabilities with respect to Mortgagor’s obligations hereunder which would be owed but for the fact that the same may be unenforceable due to the existence of a bankruptcy, reorganization or similar proceeding.

Section 4.15 Authority of Mortgagee. All Persons shall be entitled to rely on the releases, waivers, consents, approvals, notifications and other acts of Mortgagee without the joinder of any party other than Mortgagee in such releases, waivers, consents, approvals, notifications or other acts.

Section 4.16 Counterparts. This Mortgage may be executed in several counterparts, all of which are identical, except that, to facilitate recordation, certain counterparts hereof may include only that portion of Exhibit A and the applicable Exhibit A to the Conveyances which contains descriptions of the properties located in (or otherwise subject to the recording or filing requirements or protections of the recording or filing acts or regulations of) the recording jurisdiction in which the particular counterpart is to be recorded, and other portions of Exhibit A and the applicable Exhibit A to the Conveyances shall be included in such counterparts by reference only. All of the counterparts hereof together shall constitute one and the same instrument. An executed counterpart of this Mortgage containing the full text of Exhibit A and Annexes A-1, A-2 and A-3 (although omitting the exhibits and schedules to such Annexes) is recorded in the real property records of Washita County, Oklahoma.

Section 4.17 Successors and Assigns. The terms, provisions, covenants, representations, indemnifications and conditions hereof shall be binding upon Mortgagor, and the successors and assigns of Mortgagor, and shall inure to the benefit of Mortgagee and its successors and assigns, and shall constitute covenants running with the Mortgaged Properties. All references in this Mortgage to Mortgagor or Mortgagee shall be deemed to include all such successors and assigns.

Section 4.18 FINAL AGREEMENT OF THE PARTIES. THE WRITTEN TRANSACTION DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN

THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Section 4.19 CHOICE OF LAW. WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THAT MAY CAUSE THE APPLICATION OF LAWS OF ANY OTHER JURISDICTION, THIS MORTGAGE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF OKLAHOMA.

Section 4.20 EXCULPATION PROVISIONS. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS MORTGAGE; AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS MORTGAGE; THAT IT HAS IN FACT READ THIS MORTGAGE AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS MORTGAGE; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS MORTGAGE; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS MORTGAGE; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS MORTGAGE RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS MORTGAGE ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT “CONSPICUOUS.”

Section 4.21 Release of Trustee. It is expressly understood and agreed by the parties hereto that (a) this Mortgage is executed and delivered for Chesapeake Granite Wash Trust, as Mortgagee hereunder, by The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) not individually or personally, but solely as Trustee on behalf of Chesapeake Granite Wash Trust in the exercise of the powers and authority conferred and vested in it and (b) under no circumstances shall the Trustee be liable for any liability of the Trust or for any action taken or not taken by the Trust or Trustee under or in connection with this Mortgage. Mortgagor hereby unconditionally and irrevocably releases the Trustee from any and all claims of Mortgagor, whether now existing or arising in the future, arising out of, based upon, or otherwise related to, any action taken or not taken by the Trust or Trustee under or in connection with this Mortgage.

IN WITNESS WHEREOF, this Mortgage is executed by Mortgagor on the date set forth in the acknowledgement below, to be effective immediately after the granting of the Conveyances and the Assignment and simultaneously with the execution and delivery of the Development Agreement.

CHESAPEAKE EXPLORATION, L.L.C.

By:	/s/ Domenic J. Dell’Osso, Jr.
	Name:	Domenic J. Dell’Osso, Jr.
	Title:	Executive Vice President and Chief Financial Officer

The address of Mortgagor is:

Chesapeake Exploration, L.L.C.

6100 North Western Avenue

Oklahoma City, OK 73118

Attention: Jennifer M. Grigsby

Facsimile No.: (405) 879-9572

With a copy to:

Bracewell & Giuliani LLP

711 Louisiana Street, Suite 2300

Houston, Texas 77002

Attention: Michael S. Telle

Facsimile No.: (713) 221-2113

SIGNATURE PAGE TO MORTGAGE

CHESAPEAKE GRANITE WASH TRUST

By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:	/s/ Michael J. Ulrich
	Name:	Michael J. Ulrich
	Title:	Vice President

I do hereby certify that the address of Mortgagee is:

The Bank of New York Mellon Trust Company, N.A.

919 Congress Avenue, Suite 500

Austin, Texas 78701

Attn: Michael J. Ulrich

SIGNATURE PAGE TO MORTGAGE

STATE OF OKLAHOMA	§
§
COUNTY OF OKLAHOMA	§

This instrument was acknowledged before me on November 14, 2011, by Domenic J. Dell’Osso, Jr., as Executive Vice President and Chief Financial Officer of Chesapeake Exploration, L.L.C., an Oklahoma limited liability company, on behalf of said limited liability company.

WITNESS my hand and official seal this 14th day of November, 2011.

/s/ Anita Brodrick
NOTARY PUBLIC,
State of Oklahoma
Anita Brodrick
(printed name)

My commission expires:

4/29/12

[SEAL]

STATE OF TEXAS	§
§
COUNTY OF TRAVIS	§

This instrument was acknowledged before me on November 10, 2011, by Michael J. Ulrich as Vice President of The Bank of New York Mellon Trust Company, N.A., a national banking association organized under the laws of the United States of America, the Trustee of Chesapeake Granite Wash Trust, a Delaware statutory trust, on behalf of said national banking association, as trustee of said trust.

WITNESS my hand and official seal this 10 day of November, 2011.

/s/ Sarah Newell
NOTARY PUBLIC,
State of Oklahoma
Sarah Newell
(printed name)

My commission expires:

02/16/14

[SEAL]

ANNEX A-1

COPY OF TERM ROYALTY CONVEYANCE (PUD)

TERM OVERRIDING ROYALTY INTEREST CONVEYANCE (PUD)

This TERM OVERRIDING ROYALTY INTEREST CONVEYANCE (this “Conveyance”) from Chesapeake Exploration, L.L.C., an Oklahoma limited liability company, with offices at 6100 North Western Avenue, Oklahoma City, OK 73118 (“Assignor”) to Chesapeake E&P Holding Corporation, an Oklahoma corporation, with offices at 6100 North Western Avenue, Oklahoma City, OK 73118 (“Assignee”), dated November 16, 2011, is delivered to be effective as of 12:01 a.m., Central Time, on July 1, 2011 (the “Effective Time”). All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in Article II below.

ARTICLE I

CONVEYANCE

Section 1.01 The Grant. For and in consideration of good and valuable consideration paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby BARGAIN, SELL, GRANT, CONVEY, TRANSFER, ASSIGN, SET OVER, and DELIVER unto Assignee, for the Term, as a term net overriding royalty interest (the “Royalty Interest”), an undivided interest in and to the Subject Minerals sufficient to cause Assignee to receive the Assignee Minerals or proceeds thereof calculated and paid in money, in accordance with and subject to the further terms and conditions of this Conveyance.

Section 1.02 Non-Operating, Non-Expense Bearing Interest. The Royalty Interest conveyed hereby is a non-operating, non-expense-bearing overriding royalty interest for a limited term in and to the Subject Minerals. In no event shall Assignee ever be liable or personally obligated for payment of any cost, expenses or liabilities attributable to the Subject Minerals (or any part thereof) or incurred in connection with the production, storing, transporting, compressing or marketing of Assignee Minerals, subject, however, to Assignor’s right hereinafter provided to deduct Chargeable Costs in determining Assignee Proceeds, which right shall be solely a matter of deduction from the gross proceeds of the sale of Assignee Minerals and not a personal obligation of Assignee. This Conveyance is a conveyance of an interest in real property.

Section 1.03 Term. The term of the Royalty Interest (the “Term”) shall begin at the Effective Time and end at Midnight, Central Time on June 30, 2031 (the “Termination Date”). At the end of the Term, all of Assignee’s interest in and to the Royalty Interest shall automatically terminate and immediately revert to and revest in Assignor.

Section 1.04 Habendum Clause. TO HAVE AND TO HOLD the Royalty Interest, together with all and singular the rights and appurtenances thereto in anywise belonging, unto Assignee, its successors and assigns, for the Term, subject to the terms and provisions of this Conveyance.

Section 1.05 Warranty.

(a) The Warranty. Assignor warrants to Assignee that (i) Assignor’s Net Revenue Interest in production of Minerals from each Development Well, determined prior to giving effect to this Conveyance and the Perpetual PUD Conveyance, is not less than the Assignor’s Net Revenue Interest used to calculate the NRI Factor for such Development Well pursuant to the Development Agreement, and (ii) the Royalty Interest is free of all Encumbrances, except for Permitted Encumbrances, in all cases by, through, or under Assignor and any predecessor Affiliate of Assignor, but not otherwise.

(b) Remedies. If there is a breach of the foregoing warranty with respect to a Development Well, Assignee shall receive payment of Assignee Proceeds based upon the Assignor’s Net Revenue Interest warranted in this Conveyance as to such Development Well. In such event Assignor’s retained net revenue interest in the Subject Minerals produced through such Development Well after giving effect to this Conveyance and the Perpetual PUD Conveyance (“Assignor Retained Minerals”) shall be reduced by the difference between the Assignor’s Net Revenue Interest warranted in this Conveyance as to such Development Well and the actual Assignor’s Net Revenue Interest in such Development Well and Assignee shall have no further recourse for such breach of warranty. Notwithstanding the foregoing, if as a result of a breach of the foregoing warranty with respect to a Development Well, the actual Assignor’s Net Revenue Interest in such Development Well is less than one-half (1/2) the warranted Assignor’s Net Revenue Interest in such Development Well, and as a result there are not sufficient Assignor Retained Minerals in such Development Well, Assignee’s sole remedy shall be to receive payment on each Payment Date, out of the Assignor Retained Minerals from other Development Wells, without interest (except interest payable under this Conveyance on payments made after the applicable due date as described in Section 5.02 below), of an amount equal to the difference between (x) the Assignee Proceeds that Assignee would have received with respect to such Development Well in the applicable Computation Period if such warranty had not been breached and (y) the Assignee Proceeds that Assignee actually received during that Computation Period with respect to such Development Well, and any such amounts of Assignor Retained Minerals from other Development Wells shall be treated as Assignee Minerals. Assignor may not transfer, sell or otherwise dispose of any of the Subject Interests unless the acquiror thereof agrees to be bound by and assume Assignor’s obligations under this Section 1.05(b) with respect to such Subject Interests assigned.

(c) Excess Interest. In the event Assignor or Assignee determines that Assignor’s Net Revenue Interest in a Development Well prior to giving effect to this Conveyance and the Perpetual PUD Conveyance is greater than the Assignor’s Net Revenue Interest used to calculate the NRI Factor for such Development Well pursuant to the Development Agreement, (i) the NRI Factor used by Assignor for such Development Well shall not be adjusted, (ii) the Royalty Interest shall be reduced by an amount equal to 0.2500 multiplied by the difference between the actual Assignor’s Net Revenue Interest in such Development Well and the Assignor’s Net Revenue Interest used to calculate the NRI Factor for such Development Well warranted in this Conveyance as to such Development Well, and such amount shall automatically and immediately revert to and revest in Assignor, and (iii) the Royalty Interest, the Assignee Minerals and the payment of Assignee Proceeds shall be

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calculated based upon the Assignor’s Net Revenue Interest used to calculate the NRI Factor for such Development Well pursuant to the Development Agreement.

(d) DISCLAIMER. EXCEPT FOR THE SPECIAL WARRANTY OF TITLE GIVEN IN SECTION 1.05(a), ASSIGNOR MAKES THIS CONVEYANCE AND ASSIGNS THE ROYALTY INTEREST WITHOUT RECOURSE, COVENANT OR WARRANTY OF TITLE OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY. ANY COVENANTS OR WARRANTIES IMPLIED BY STATUTE OR LAW BY THE USE HEREIN OF THE WORDS “GRANT”, “CONVEY” OR OTHER SIMILAR WORDS ARE HEREBY EXPRESSLY DISCLAIMED, WAIVED AND NEGATED. WITHOUT LIMITING THE GENERALITY OF THE TWO PRECEDING SENTENCES, ASSIGNEE ACKNOWLEDGES THAT ASSIGNOR HAS NOT MADE, AND ASSIGNOR HEREBY EXPRESSLY DISCLAIMS AND NEGATES, AND ASSIGNEE HEREBY EXPRESSLY WAIVES, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE RELATING TO (i) PRODUCTION RATES, RECOMPLETION OPPORTUNITIES, DECLINE RATES OR THE QUALITY, QUANTITY OR VOLUME OF THE RESERVES OF MINERALS, IF ANY, ATTRIBUTABLE TO THE SUBJECT INTERESTS, (ii) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (iii) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (iv) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, AND (v) ANY AND ALL IMPLIED WARRANTIES EXISTING UNDER ANY APPLICABLE LEGAL REQUIREMENT; IT BEING THE EXPRESS INTENTION OF BOTH ASSIGNEE AND ASSIGNOR THAT THE ROYALTY INTEREST IS HEREBY ASSIGNED TO ASSIGNEE ON AN “AS IS” AND “WHERE IS” BASIS WITH ALL FAULTS, AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMS APPROPRIATE. ASSIGNOR AND ASSIGNEE AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LEGAL REQUIREMENTS TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN WARRANTIES CONTAINED IN THIS SECTION ARE “CONSPICUOUS” DISCLAIMERS FOR THE PURPOSES OF ANY APPLICABLE LEGAL REQUIREMENT.

(e) Substitution of Warranty. This instrument is made with full substitution and subrogation of Assignee in and to all covenants of warranty by Third Persons (other than Affiliates of Assignor) heretofore given or made with respect to the Development Wells, the Subject Interests or any part thereof or interest therein.

Section 1.06 Stipulation. Following the determination of the Adjusted Development Well Amount for a Development Well, Assignor shall execute and deliver a recordable stipulation in the form of Exhibit C attached hereto, to be acknowledged and countersigned by Assignee, identifying (i) the Development Wells drilled to date (including an API number for each such Development Well) and (ii) Assignor’s Net Revenue Interest warranted by Assignor and used to calculate the NRI Factor for each of the Development Wells drilled to date. Each stipulation shall establish the Assignor’s Net Revenue Interest used to calculate the NRI Factor for such Development Well pursuant to the Development Agreement for the purpose of the warranty of title provided in Section 1.05(a) of this Conveyance; provided that, such stipulation shall not waive or otherwise limit Assignee’s rights with respect to any

3

claim for breach of warranty regarding each Development Well or Assignor’s Net Revenue Interest therein.

Section 1.07 Reconveyance of Excess Acreage. After the Drilling Obligation Completion Date, Assignee shall, on request, execute, acknowledge and deliver to Assignor, a recordable instrument (reasonably acceptable to Assignor) that reconveys to Assignor the Royalty Interest except with respect to all Subject Minerals in, under and that may be produced from any wellbore of any Development Well.

ARTICLE II

DEFINITIONS

This Article II defines certain capitalized words, terms, and phrases used in this Conveyance. Certain other capitalized words, terms, and phrases used in this Conveyance are defined elsewhere in this Conveyance.

“Adjusted Development Well Amount” has the meaning given such term in the Development Agreement.

“Affiliate” means, for any specified Person, another Person that controls, is controlled by, or is under common control with, the specified Person. “Control”, as used in the preceding sentence, refers to the possession by one Person, directly or indirectly, of the right or power to direct or cause the direction of the management and policies of another Person, whether through the ownership of voting securities, by contract, or otherwise.

“AMI Area” means that area described in Exhibit D to this Conveyance, as such area may be extended pursuant to Article III of the Development Agreement.

“Assignee” is defined in the introductory paragraph to this Conveyance and also includes all permitted successors and assigns of Assignee.

“Assignee Minerals” is defined in Section 3.01.

“Assignee Proceeds” is defined in Section 3.03.

“Assignor” is defined in the introductory paragraph to this Conveyance and also includes all permitted successors and assigns of Assignor.

“Assignor Conveyances” means this Conveyance, the Term PDP Conveyance, the Perpetual PDP Conveyance and the Perpetual PUD Conveyance.

“Assignor Retained Minerals” is defined in Section 1.05(b).

“Assignor’s Net Revenue Interest” means the interest, stated as a decimal, in Subject Minerals produced from a Development Well attributable to the Subject Interests in that Development Well, net of Production Burdens.

4

“Assignor’s Net Share of Minerals” means the share of Subject Minerals produced from each Development Well that is attributable to Assignor’s Net Revenue Interest in that Development Well determined prior to giving effect to this Conveyance and the Perpetual PUD Conveyance.

“Business Day” means any day that is not a Saturday, Sunday, a holiday determined by the New York Stock Exchange, Inc. as “affecting ‘ex’ dates” or any other day on which national banking institutions in New York, New York are closed as authorized or required by law.

“Central Time” means the local time on any given day in Washita County, Oklahoma.

“Chargeable Costs” is defined in Section 3.02(a).

“Chesapeake” means Chesapeake Energy Corporation, an Oklahoma corporation.

“Closing Time” means 12:01 a.m. Central Time, on November 16, 2011.

“Computation Period” means each calendar quarter commencing at the Effective Time, with each calendar quarter being deemed to have begun at 12:01 a.m. Central Time on the first day of such calendar quarter and to have ended at 12:00 a.m. Central Time on the first day of the next calendar quarter, provided that the last Computation Period shall end at 12:00 a.m. Central Time on September 1, 2031.

“Conveyance” is defined in the introductory paragraph to this Conveyance.

“Development Agreement” means that certain Development Agreement among Chesapeake, Assignor and the Trust dated as of even date herewith.

“Development Well” has the meaning given such term in the Development Agreement.

“Drilling Obligation Completion Date” has the meaning given to such term in the Development Agreement.

“Effective Time” is defined in the introductory paragraph to this Conveyance.

“Encumbrance” means any mortgage, lien, security interest, pledge, charge, encumbrance, preferential right to purchase, consent to assignment or burden or defect.

“Excess Costs” means, with respect to any Computation Period, an amount equal to the Chargeable Costs attributable to Assignee’s Minerals less the gross proceeds received by Assignor attributable to the sale of Assignee’s Minerals. Excess Costs attributable to Assignee Minerals shall bear interest at the Prime Interest Rate from the end of the Computation Period in which such costs became due and payable to the date that Assignor recovers such amounts from Assignee Proceeds.

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“Excluded Assets” means (a) those oil and gas wells that are the subject of the Term PDP Conveyance and the Perpetual PDP Conveyance and (b) those oil and gas wells that are described in Exhibit B.

“Fair Value” means, with respect to any portion of the Royalty Interest to be released pursuant to Section 11.02 in connection with a sale or release of any Development Well or Subject Interests, an amount of net proceeds which could reasonably be expected to be obtained from the sale of such portion of the Royalty Interest to a party which is not an Affiliate of either the Assignor or Assignee on an arms’-length negotiated basis, taking into account relevant market conditions and factors existing at the time of any such proposed sale or release, such net proceeds to be determined by deducting Assignee’s proportionate share of sales costs, commissions and brokerage fees, if any (based on the ratio of (i) the fair market value of the portion of the Royalty Interest being released to (ii) the fair market value of the Development Wells and Subject Interests being transferred (including the value of the Royalty Interest being released)).

“Farmout Agreements” means any farmout agreement, participation agreement, exploration agreement, development agreement or any similar agreement.

“Force Majeure” is defined in Section 12.02.

“Gas” means natural gas and all other gaseous hydrocarbons or minerals, including helium, but specifically excluding any Gas Liquids.

“Gas Liquids” means those natural gas liquids and other similar liquid hydrocarbons, including ethane, propane, butane and natural gasoline, and mixtures thereof, that are removed from a gas stream by the liquids extraction process of any field facility or gas processing plant and delivered by the facility or plant as natural gas liquids.

“Governmental Authority” means the United States of America, any state, commonwealth, territory, or possession thereof, and any political subdivision of any of the foregoing, including courts, departments, commissions, boards, bureaus, agencies and other instrumentalities.

“Legal Requirement” means any law, statute, ordinance, decree, requirement, order, judgment, rule, or regulation of, including the terms of any license or permit issued by, any Governmental Authority.

“Minerals” means Oil, Gas and Gas Liquids.

“Mortgage” has the meaning given such term in the Development Agreement.

“Non-Affiliate” means, for any specified Person, any other Person that is not an Affiliate of the specified Person.

“Notice” means any notice, advice, invoice, demand or other communication required or permitted by this Conveyance.

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“NRI Factor” has the meaning given such term in the Development Agreement.

“Oil” means crude oil, condensate and other liquid hydrocarbons recovered by field equipment or facilities, excluding Gas Liquids.

“Party,” when capitalized, refers to Assignor or Assignee. “Parties,” when capitalized, refers to Assignor and Assignee.

“Payment Date” is defined in Section 5.01(b).

“Permitted Encumbrances” means:

(a) the Production Burdens;

(b) contractual obligations arising under operating agreements, Farmout Agreements, production sales contracts, gathering agreements, transportation agreements, treating agreements, processing agreements, leases, assignments and other similar agreements that may affect the Subject Interests;

(c) pooling and unitization agreements, declarations, orders or Legal Requirements to secure payment of amounts not yet delinquent;

(d) liens that arise in the normal course of operations, such as liens for unpaid taxes, statutory liens securing unpaid suppliers and contractors, and contractual liens under operating agreements, in any case, that are not yet delinquent or, if delinquent, are being contested in good faith in the normal course of business;

(e) conventional rights of reassignment that obligate Assignor to reassign all or part of any Subject Interest to a Third Person if Assignor intends to release or abandon such interest before the expiration of the primary term or other termination of such interest;

(f) easements, rights-of-way, servitudes, permits, surface leases, surface use restrictions and other surface uses and impediments on, over or in respect of the Subject Interests that are not such as to interfere materially with the operation, value or use of the Subject Interests;

(g) rights reserved to or vested in any Governmental Authority to control or regulate any Subject Interests in any manner, and all applicable Legal Requirements;

(h) the terms of the instruments creating the Subject Interests;

(i) all rights to consent by, required notices to, filings with or other actions by Governmental Authorities in connection with the sale, disposition, transfer or conveyance of federal, state, tribal or other governmental oil and gas leases or interests therein or related thereto where the same are customarily obtained subsequent to the assignment, disposition or transfer of such oil and gas leases or interests therein;

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(j) required non-governmental Third Person consents to assignments which have been obtained or waived by the appropriate parties or which need not be obtained prior to an assignment or which cannot be unreasonably withheld and preferential rights to purchase which have been waived by the appropriate parties or for which the time period for asserting such rights has expired without the exercise of such rights;

(k) matters that are customarily acceptable title defects (such as, but not limited to, defects that have been cured by possession under applicable statutes of limitation, defects in the early chain of title such as failure to recite marital status in documents, omission of heirship or succession proceedings, lack of survey, and failure to record releases of liens, production payments or mortgages that have expired by their own terms or the enforcement of which are barred by applicable statutes of limitation) and that do not (i) result in another Person’s superior claim of title to the relevant Subject Interest or (ii) in the aggregate, interfere materially with the operation, value or use of the Subject Interests;

(l) all other liens, charges, encumbrances, contracts, agreements, instruments, obligations, conditions, reservations, burdens, defects and irregularities affecting the Subject Interests that (i) do not secure an obligation in respect of borrowed money and (ii) are not such as to (in the aggregate) interfere materially with the operation, value or use of the Subject Interests; and

(m) the Mortgage;

provided that such aforementioned encumbrances are of the type and nature customary in the oil and gas industry and do not, alone or in the aggregate, materially and adversely affect the operation, value or use of any Subject Interests, and all to the extent, and for so long as, such Permitted Encumbrances are otherwise valid and enforceable against the Subject Interests, without recognizing, expressly or by implication, any rights or interests in any Third Person or Governmental Authority that such Third Person or Governmental Authority does not otherwise lawfully possess.

“Perpetual PDP Conveyance” means that certain Perpetual Overriding Royalty Interest Conveyance (PDP) by and between Assignor and the Trust, dated effective as of the Effective Time.

“Perpetual PUD Conveyance” means that certain Perpetual Overriding Royalty Interest Conveyance (PUD) by and between Assignor and the Trust, dated effective as of the Effective Time.

“Person” means any natural person, corporation, partnership, trust, estate, or other entity, organization or association.

“Post Production Cost Charge” is defined in Section 3.02(b).

“Prime Interest Rate” is defined in Section 5.02(b).

“Production Burdens” means, with respect to any Subject Interests or Subject Minerals, all royalty interests, overriding royalty interests, production payments, net profits

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interests and other similar interests that constitute a burden on, are measured by, or are payable out of the production of Minerals or the proceeds realized from the sale or other disposition thereof, excluding the Royalty Interests.

“Reasonably Prudent Operator Standard” means the standard of conduct of a reasonably prudent oil and gas operator under the same or similar circumstances, acting with respect to its own property and disregarding the existence of the Royalty Interest as a burden on such property.

“Royalty Interest” is defined in Section 1.01.

“Sales Price” means the price received by Assignor for Assignee Minerals determined in accordance with the following provisions:

(a) “sale” refers to any sale, exchange or other disposition of Assignee Minerals for value, the fair market value of such Minerals that are exchanged or otherwise disposed of for valuable consideration being the sales price that Assignor receives for any such Minerals sold pursuant to Section 4.01;

(b) amounts of money not paid to Assignor when due by any purchaser of Assignee Minerals (for example, Taxes or other amounts withheld or deducted by any such purchaser) shall not be included within the Sales Price until actually received by, or credited to the account of, Assignor;

(c) advance payments and prepayments for future deliveries of Assignee Minerals shall be included within the Sales Price, without interest, when that volume of Minerals subject to the advance payments or prepayments is actually produced;

(d) loan proceeds received by Assignor shall not be treated as a component of the applicable Sales Price; and

(e) if a controversy or possible controversy exists, whether by reason of any statute, order, decree, rule, regulation, contract or otherwise, between Assignor and any purchaser of Assignee Minerals or any other Person, about the correct Sales Price of any Assignee Minerals, about deductions from the Sales Price, about Assignor’s right to receive the proceeds of any sale of Assignee Minerals, or about any other matter, then monies withheld by the purchaser or deposited by it with an escrow agent or if Assignor receives any monies and promptly deposits such monies with a Third Person escrow agent as a result of such controversy, such monies shall not be included within the Sales Price until received by or returned to Assignor, as applicable.

“Subject Interests” means Assignor’s undivided interests in the Subject Lands, as determined prior to giving effect to this Conveyance (or as may be made part of the Subject Interests pursuant to Section 3.1 or 3.2 of the Development Agreement), whether as lessee under leases, as an owner of the Subject Minerals (or the right to extract such Minerals) or otherwise, by virtue of which undivided interests Assignor has the right to conduct exploration, drilling, development and Mineral production operations on the Subject Lands, or to cause such operations to be conducted, or to participate in such operations by paying and bearing all or any

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part of the costs, risks and liabilities of such operations, to drill, test, complete, equip, operate and produce wells to exploit the Minerals. The “Subject Interests” (a) may be owned by Assignor pursuant to leases, deeds, operating, pooling or unitization agreements, orders or any other instruments, agreements or documents, recorded or unrecorded, (b) include any and all extensions or renewals of leases covering the Subject Lands (or any portion thereof) obtained by Assignor, or any Affiliate thereof, within six (6) months after the expiration or termination of any such lease, and (c) are subject to the Permitted Encumbrances. For the avoidance of doubt, the “Subject Interests” do not include: (i) Assignor’s interests in the Excluded Assets; (ii) Assignor’s rights to substances other than Minerals; (iii) Assignor’s rights to Minerals (other than Assignee Minerals) under contracts for the purchase, sale, transportation, storage, processing or other handling or disposition of Minerals; (iv) Assignor’s interests in, or rights to Minerals (other than Assignee Minerals) held in pipelines, gathering systems, storage facilities, processing facilities or other equipment or facilities, other than Development Wells; or (v) any additional or enlarged interests in the Development Wells, Subject Lands or Subject Minerals acquired by Assignor after the Closing Time, except (1) to the extent any such additional or enlarged interest becomes a part of the Subject Interests by amendment to this Conveyance pursuant to Section 3.1 or 3.2 of the Development Agreement, (2) as may result from the operation of the terms of the instruments creating the Subject Interests, or (3) as may be reflected in extensions and renewals covered by the preceding sentence.

“Subject Lands” means the lands subject to or covered by the oil and gas leases described in Exhibit A, insofar and only insofar as they are located within the AMI Area and cover the Target Formation, subject to the exceptions, exclusions and reservations set forth on such Exhibit A.

“Subject Minerals” means all Minerals in and under the Subject Lands, and that may be produced, saved and sold from the wellbore of a Development Well, insofar and only insofar as such Minerals are produced from the Target Formation, subject to the following exclusions: Minerals that are (a) lost in the production, gathering or marketing of Minerals; (b) used (i) in conformity with ordinary and prudent operations on the Subject Lands, including drilling and production operations with respect to a Development Well or (ii) in connection with operations (whether on or off the Subject Lands) for processing or compressing the Subject Minerals; (c) taken by a Third Person to recover costs, or some multiple of costs, paid or incurred by that Third Person under any operating agreement, pooling or unitization agreement or order or other agreement in connection with nonconsent operations conducted (or participated in) by that Third Person; and (d) retained by a Third Person for gathering, transportation, processing or marketing services related to the Subject Minerals in lieu of or in addition to cash payment for such services, to the extent such agreement to retain Minerals is permitted under this Conveyance; provided, however, that Subject Minerals includes Minerals not otherwise excluded above that are sold or exchanged for other Subject Minerals or otherwise disposed of for valuable consideration.

“Target Formation” means the Colony Granite Wash formation, being defined as the geologic interval between the top of the Des Moines formation (or top of the Colony Granite Wash ‘A’ formation) and the top of the Prue formation (or base of the Colony Granite Wash ‘C’ formation) between the stratigraphic equivalent of the measured depths of 12,285 feet to 12,862 feet as encountered on the electric log of the Lee Roy 1-24H well located in Section 24,

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Township 11N, Range 18W in Washita County, Oklahoma (API No. 3514921413), a portion of which log is attached hereto as Exhibit E, recognizing that the actual depth of the Target Formation will vary from depths of approximately 11,500 feet to 13,000 feet across the AMI Area.

“Taxes” is defined in Section 3.02(c).

“Term” is defined in Section 1.03.

“Term PDP Conveyance” means that certain Term Overriding Royalty Interest Conveyance (PDP) by and between Assignor and Assignee, dated effective as of the Effective Time.

“Termination Date” is defined in Section 1.03.

“Third Person” means a Person other than Assignor or Assignee.

“Transfer” including its syntactical variants, means any assignment, sale, transfer, conveyance or disposition of any property; provided, Transfer as used herein does not include the granting of a mortgage on or security interest in Assignor’s interest in any property, including the Development Wells, the Assignor’s Retained Minerals, the Subject Interests and the Subject Lands.

“Trust” means Chesapeake Granite Wash Trust, a Delaware statutory trust.

“Trustee” means The Bank of New York Mellon Trust Company, N.A., a national banking association organized under the laws of the United States of America with its principal place of business in New York, New York, acting not in its individual capacity but solely as trustee of the Trust.

ARTICLE III

CALCULATION OF ASSIGNEE MINERALS

Section 3.01 Definition. “Assignee Minerals” is that share of the volume of Subject Minerals produced from each Development Well following the Effective Time and prior to the Termination Date equal to (a) 0.2500 x (b) Assignor’s Net Share of Minerals.

Section 3.02 Chargeable Costs.

(a) Definition. For each Computation Period, “Chargeable Costs” means the sum of (i) the Post Production Cost Charge, plus (ii) Excess Costs from prior Computation Periods, plus (iii) Taxes incurred, accrued or paid by Assignor; provided, that such costs are actually paid by Assignor during the relevant Computation Period or paid by Assignor during a prior Computation Period and not included in any prior Computation Period’s Chargeable Costs; provided that ad valorem and similar Taxes shall be considered Chargeable Costs for the Computation Period in which they are accrued.

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(b) Post Production Cost Charge. “Post Production Cost Charge” means those costs incurred by Assignor (including internal costs and Third Person costs) to gather, store, transport, compress, process, treat, dehydrate and market, as applicable, the Subject Minerals, including any costs as may be required to deliver such Minerals to market; provided, with respect to marketing costs, only Non-Affiliate marketing fees and costs shall be included, and marketing costs for marketing services provided by Assignor or its Affiliates with respect to any Subject Minerals will be specifically excluded from the Post Production Cost Charge. Any costs, fees or expenses that are properly charged or allocated to Assignee Minerals pursuant to another provision of this Conveyance (including, as provided for in the definition of Subject Minerals) shall not be included as part of the Post Production Cost Charge.

(c) Taxes. “Taxes” means general property, ad valorem, production, severance, sales, windfall profit, excise and other taxes, except income taxes, assessed or levied on or in connection with the Subject Interests, the Royalty Interest, this Conveyance, production of Subject Minerals, Assignor’s Net Share of Minerals, Assignee Minerals (or the proceeds from the sale thereof) or facilities or equipment on the Subject Lands that are used for the production, dehydration, treatment, processing, gathering or transportation of Subject Minerals, or against Assignor as owner of the Subject Interests or paid by Assignor on behalf of Assignee as owner of the Royalty Interest.

(d) Operating and Drilling Costs. For the avoidance of doubt, all costs associated with or paid or incurred in connection with the exploration, drilling, testing, completing, maintaining, developing and operating the Development Wells or otherwise incurred in connection with the ownership or operation of the Subject Interests other than Taxes and Post Production Cost Charges shall be borne solely by Assignor and shall not be included as Chargeable Costs.

Section 3.03 Assignee Proceeds. “Assignee Proceeds” means, for any Computation Period (a) the amount of proceeds actually received by Assignor during such Computation Period attributable to the sale of Assignee Minerals less (b) the Chargeable Costs attributable to the Royalty Interest or Assignee Minerals.

ARTICLE IV

MARKETING OF ASSIGNEE MINERALS

Section 4.01 Rights and Duties Regarding Sale of Assignee Minerals. Assignor shall market or shall cause to be marketed Assignor’s Net Share of Minerals (including Assignee Minerals) in good faith and in accordance with the Reasonably Prudent Operator Standard and Section 4.02(d). Assignor shall use its commercially reasonable efforts in connection with any sale of Assignor’s Net Share of Minerals (including Assignee Minerals) to obtain, as soon as reasonably practicable, full payment for such Minerals; provided, however, that it shall not be considered a breach of Assignor’s marketing duty or standard of conduct for Assignor to market such Minerals to an Affiliate of Assignor, so long as Assignor does not market such Minerals at a volume-weighted average price lower than the volume-weighted average price upon which Assignor pays royalties to the owners of the other royalty interests in the Subject Minerals during any applicable 30-day period, save and excepting Chargeable Costs provided for in Article III hereof.

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Section 4.02 Assignee’s Agent and Representative.

(a) Appointment. Assignee appoints Assignor as Assignee’s agent and representative to market and deliver or cause to be marketed and delivered all Assignee Minerals and to collect and receive all payments therefrom under any Minerals purchase agreement or contract without deduction (except to the extent Chargeable Costs are deducted for any Computation Period in accordance with Section 3.02). The appointment of Assignor as Assignee’s agent and representative for such purpose is a material item of consideration to the Parties in connection with the execution and delivery of this Conveyance. Assignee may not remove Assignor from office as Assignee’s agent and representative, except for cause upon a material breach by Assignor of its duties to Assignee under this Conveyance.

(b) Duties and Powers. As Assignee’s agent and representative, Assignor shall receive all payments for the sale of Assignee Minerals and account to Assignee, receive and make all communications with the purchaser of such Minerals, and otherwise act and speak for Assignee in connection with the sale of Assignee Minerals. Third Persons may rely conclusively on the authority of Assignor to market Assignee Minerals, and with respect to Third Persons only, Assignee shall be conclusively bound by the acts of Assignor in connection with the sale of Assignee Minerals. It shall not be necessary for Assignee to join Assignor in the execution of any division order, transfer order or other instrument, agreement or document relating to the sale of Assignee Minerals. Third Persons may pay all proceeds for the sale of such Minerals directly to Assignor, without the necessity of any joinder by or consent of Assignee or any inquiry into the use or disposition of such proceeds by Assignor. In no event, however, shall the authority granted in this Section 4.02 or elsewhere in this Conveyance relieve Assignor of any liability for breach of this Conveyance.

(c) Prohibited Acts. Assignor may not act for or bind Assignee on any matter, except the marketing and delivery of Assignee Minerals, receipt of proceeds and other powers granted to Assignor under this Article IV.

(d) Standard of Conduct. In exercising its powers and performing its duties as Assignee’s agent and representative, Assignor shall act in good faith and in accordance with the Reasonably Prudent Operator Standard. It shall not be a violation of such standard of conduct for Assignor (i) to sell Assignor’s Net Share of Minerals or Assignee Minerals to an Affiliate pursuant to any purchase agreement or contract in compliance with Section 4.01 or (ii) to delegate some or all of Assignor’s duties as Assignee’s agent and representative to its Affiliates (so long as such Affiliates perform in good faith and in accordance with the Reasonably Prudent Operator Standard), with Assignor remaining liable to Assignee for the performance of such duties.

(e) Termination of Authority. Assignor may not resign as Assignee’s agent and representative without the prior written consent of Assignee, except that Assignor may resign as Assignee’s agent and representative without such consent with respect to any Subject Interests assigned, sold, transferred or conveyed by Assignor in accordance with the terms of this Conveyance. If such sale is made subject to the Royalty Interest, Assignor must cause the purchaser to assume the duties of Assignee’s agent and representative with respect to the Subject Interests acquired by that purchaser and to be bound by the provisions of this Article IV.

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Section 4.03 Delivery of Subject Minerals. Assignor (whether or not it is serving as Assignee’s agent and representative) shall deliver or cause to be delivered Assignor’s Net Share of Minerals (including Assignee Minerals) to the purchasers thereof.

Section 4.04 Processing. Assignor may, or may by contract cause a Third Person to, dehydrate, separate, treat, compress or otherwise process Assignor’s Net Share of Minerals (including Assignee Minerals) and may commit any of the Subject Interests (including the Royalty Interest) to an agreement for processing Minerals (pursuant to which, for example, the plant owner or operator receives a portion of the Minerals or plant products therefrom or proceeds of the sale thereof as a fee for processing), so long as (a) Assignor enters into such processing arrangements in good faith and in accordance with the Reasonably Prudent Operator Standard and (b) any such processing arrangements entered into with Affiliates of Assignor contain rates and charges that are comparable to the prevailing charges for similar services in the applicable area. Assignee shall be bound by such arrangements and shall permit all Assignee Minerals to be processed by Assignor or its contractor. Assignee shall not, however, be personally liable for any costs or risks associated with such processing operations, but Assignee shall indirectly suffer the energy content reduction and volume reductions associated with processing through corresponding reductions in the content and volumes of Assignee Minerals.

ARTICLE V

PAYMENT

Section 5.01 Obligation to Pay.

(a) The Obligation. After each Computation Period and on or before the Payment Date for that Computation Period, Assignor shall tender to Assignee the Assignee Proceeds for the applicable Computation Period, plus, to the extent applicable, (i) all of the proceeds to be paid to Assignee from the sale of Assignee Minerals produced during any prior Computation Periods, to the extent not previously paid to Assignee, (ii) any amounts payable to Assignee under Section 1.05(b) for the most recently completed Computation Period and (iii) any amounts (including any interest earned thereon) that were previously deposited with a Third Person escrow agent in accordance with Section 5.01(d) and subsequently determined by Assignor to be validly owing to Assignee. All such amounts shall be transmitted to Assignee by Assignor by means of wire transfer of funds to a bank account specified by Assignee pursuant to written instructions which shall remain in effect until and unless changed by subsequent written notice to Assignor.

(b) Payment Date. “Payment Date” means (i) for the first Computation Period, November 30, 2011 and (ii) for each subsequent Computation Period, the thirty-fifth (35th) day after the end of such Computation Period. If such day is not a Business Day, the Payment Date shall be the next Business Day.

(c) No Segregated Account. Prior to distribution to Assignee, all amounts received by Assignor from the sale of Assignee Minerals shall be held by Assignor in one of its general bank accounts and Assignor will not be required to maintain a segregated account for such funds or, as to disputed proceeds, deposited by Assignor with a Third Person escrow agent in accordance with Section 5.01(d).

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(d) Disputed Proceeds. If Assignor receives any amount of money from the sale of Assignee Minerals that is subject to controversy or, in the good faith, reasonable opinion of Assignor, possible controversy, Assignor shall promptly deposit such money with a Third Person escrow agent in a segregated interest-bearing account. Such amount shall not be treated as a portion of Assignee Proceeds so long as it remains with such escrow agent, but shall be treated as a portion of Assignee Proceeds, along with the accrued interest, if any, when received from such escrow agent and paid over to Assignee.

Section 5.02 Interest on Past Due Payments.

(a) Obligation to Pay. Any Assignee Proceeds or other amounts of money not paid by Assignor to Assignee when due shall bear, and Assignor will pay, interest at the Prime Interest Rate on the overdue amount commencing on the sixth (6th) day after such due date until such amount is paid.

(b) Definition. “Prime Interest Rate” means the lesser of (i) the rate of interest per annum publicly announced from time to time by The Bank of New York Mellon Trust Company, N.A. as its “prime rate” in effect at its principal office in New York City, New York (each change in the Prime Rate to be effective on the date such change is publicly announced), with the understanding that such bank’s “prime rate” may be one of several base rates, may serve as a basis upon which effective rates are from time to time calculated for loans making reference thereto, and may not be the lowest of such bank’s base rates or (ii) the maximum rate of interest permitted under applicable Legal Requirement.

Section 5.03 Overpayments and Refunds.

(a) Overpayments. If Assignor ever pays Assignee more than the amount of money then due and payable to Assignee under this Conveyance, Assignee shall not be obligated to return the overpayment, but Assignor may at any time thereafter deduct from Assignee Proceeds and retain for its own account an amount equal to the overpayment.

(b) Refunds. If Assignor is ever legally obligated to pay any Third Person, including any Minerals purchaser or Governmental Authority, any refund, interest, penalty or other amount of money, because any payment of Assignee Proceeds received by Assignor for the account of Assignee exceeded, or allegedly exceeded, the amount due or lawful under any applicable contract, Legal Requirement, or other obligation, Assignor may thereafter deduct from Assignee Proceeds and retain for its own account an amount equal to such payment.

Section 5.04 Protection of Assignee Proceeds. It is the intent of Assignor and Assignee that Assignee is an “interest owner” with an interest separate and distinct from that of Assignor within the meaning and for the purposes of the Oil and Gas Owners’ Lien Act of 2010, Okla. Stat. tit. 52, § 549.1, et. seq., and that Assignee is entitled to all the benefits of such Act.

ARTICLE VI

RECORDS AND REPORTS

Section 6.01 Books, Records and Accounts.

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(a) Obligation to Maintain. Assignor shall maintain true and correct books, records and accounts of (i) all transactions required or permitted by this Conveyance and (ii) the financial information necessary to effect such transactions, including the financial information needed to calculate each installment of Assignee Proceeds.

(b) Right of Inspection. Assignee or its representatives, at Assignee’s expense, may inspect and copy such books, records and accounts in the offices of Assignor during normal business hours and upon reasonable notice.

Section 6.02 Statements.

(a) Quarterly Statements. On each Payment Date, Assignor shall deliver to Assignee a statement showing the computation of the Assignee Proceeds for the applicable Computation Period.

(b) Annual Statements. On the first Payment Date after the end of each calendar year and on the final Payment Date after the Termination Date, such statement shall also show the computation of Assignee Proceeds for the preceding calendar year or, for the Payment Date after the Termination Date, for the portion of the calendar year from 12:01 a.m. Central Time on January 1 of that same year through the Termination Date.

(c) Contents of Statements. Without limiting the generality of the foregoing provisions in this Section 6.02, each statement delivered by Assignor to Assignee pursuant to this Section 6.02 shall state, for the relevant period, to the extent Assignor has the information necessary to determine such amounts, (i) the total volumes of Subject Minerals produced from the Development Wells, (ii) the total volumes of Assignor’s Net Share of Minerals produced from each Development Well, (iii) the total volumes of Assignee Minerals, (iv) the applicable Sales Price, (v) the Chargeable Costs, (vi) the amount of Assignee Proceeds due and payable for the relevant period and (vii) the amounts of money, if any, due and payable by any purchaser of Assignor’s Net Share of Minerals (including Assignee Minerals), the nonpayment of which resulted in a reduction in Assignee Proceeds for the relevant period. If Assignor is not the operator of a Development Well and such information is not made available to the Assignor as a non-operator, Assignor shall use commercially reasonable efforts to exercise its contractual rights with respect to the operator of such Development Well to cause such operator to provide such information to Assignor.

Section 6.03 Assignee’s Exceptions to Quarterly Statements. If Assignee takes exception to any item or items included in any statement required by Section 6.02, Assignee must notify Assignor in writing within sixty (60) days after Assignee’s receipt of such statement. Such Notice must set forth in reasonable detail the specific charges complained of and to which exception is taken. Adjustments shall be made promptly for all complaints and exceptions that are justified. Notwithstanding anything to the contrary herein, all matters reflected in Assignor’s statements for the preceding calendar year (or portion thereof) that are not objected to by Assignee in the manner provided by this Section 6.03 shall be deemed correct as rendered by Assignor to Assignee.

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Section 6.04 Other Information.

(a) Disclosure. At Assignee’s request, subject to applicable restrictions on disclosure and transfer of information, Assignor shall give Assignee and its designated representatives reasonable access in Assignor’s office during normal business hours to all title, geological (to the extent not prohibited by any applicable license agreement), Development Well and production data in Assignor’s possession or Assignor’s Affiliates’ possession, relating to operations on the Subject Interests. In addition, Assignor shall promptly provide Assignee with such other information in Assignor’s possession or Assignor’s Affiliates’ possession, relating to operations on the Subject Interests, as reasonably requested by Assignee, as well as provide such documentation as the Trustee may reasonably request to confirm the satisfaction of the Assignor’s drilling obligation under the Development Agreement.

(b) Disclaimer of Warranties and Liability. Assignor makes no representations or warranties about the accuracy or completeness of any data, reports, studies or other information made available to Assignee and shall have no liability to Assignee or any other Person resulting from such data, studies, reports or other information.

(c) No Attribution. Assignee shall not, in any securities filings or reports made by Assignee, attribute to Assignor or to the consulting engineers any reports or studies made available to Assignee, or the contents thereof.

(d) Confidentiality. All information furnished to Assignee and its designated representatives pursuant to this Section 6.04 is confidential and for the sole benefit of Assignee and shall not be disclosed by Assignee or its designated representatives to any other Person, except to the extent that such information (i) is required in any report, statement or testimony submitted to any Governmental Authority having or claiming to have jurisdiction over Assignee or submitted to bank examiners or similar organizations or their successors, (ii) is required in response to any summons or subpoena or in connection with any litigation, (iii) is reasonably believed to be required in order to comply with any applicable Legal Requirement to Assignee, (iv) was publicly available or otherwise known to the recipient at the time of disclosure or (v) subsequently becomes publicly available other than through any act or omission of the recipient; provided, however, with respect to the disclosures with respect to items (i), (ii) and (iii) above, Assignee will notify Assignor prior to any such disclosure in order to provide Assignor an opportunity to seek to limit any such required disclosure. In connection with the marketing of the Trust’s assets upon termination of the Trust, Assignee and its designated representatives may, on a confidential basis in accordance with this Section 6.04(d), mutatis mutandis, provide any potential purchaser of such assets with the same information Assignee has access to pursuant to Section 6.04.

ARTICLE VII

NO LIABILITY OF ASSIGNEE

Assignee shall not be personally liable or responsible under this Conveyance for any cost, risk, liability or obligation associated in any way with the ownership or operation of the Subject Lands, the Subject Interests, the Development Wells or the Subject Minerals. The

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foregoing sentence does not restrict the right of Assignor to deduct Chargeable Costs in calculating the volumes of Assignee Minerals or Assignee Proceeds.

ARTICLE VIII

OPERATIONS

Section 8.01 Standards of Conduct. Except as otherwise specifically provided in this Conveyance, Assignor shall (a) operate and maintain the Subject Interests and (b) make elections under each applicable lease, operating agreement, unit agreement, contract for development and other similar instrument or agreement (including elections concerning abandonment of any Development Well or release of any Subject Interest) in good faith and in accordance with the Reasonably Prudent Operator Standard. Where Assignor or one of its Affiliates does not operate the Subject Interests but Assignor has elected to participate as a non-operator in the drilling of a Development Well, Assignor shall use commercially reasonable efforts to exercise its contractual rights (under the applicable operating agreement or otherwise) to cause the operators of such Subject Interests to act in accordance with the Reasonably Prudent Operator Standard.

Section 8.02 Abandonment of Properties. Nothing in this Conveyance shall obligate Assignor to continue to operate any Development Well or to operate or maintain in force or attempt to maintain in force any Subject Interest when such Development Well ceases to produce, or Assignor determines, in accordance with Section 8.01 above, that such Development Well or Subject Interest is not capable of producing Minerals in paying quantities. The expiration of a Subject Interest in accordance with the terms and conditions applicable thereto shall not be considered to be a voluntary surrender or abandonment thereof.

ARTICLE IX

POOLING AND UNITIZATION

Section 9.01 Pooling of Subject Interests. Certain Subject Interests have been, or may have been, heretofore pooled and unitized for the production of Minerals. Such Subject Interests are and shall be subject to the terms and provisions of the applicable pooling and unitization agreements and orders, and the Royalty Interest in each pooled or unitized Subject Interest shall apply to and affect only the Minerals produced from such units that accrues to such Subject Interest under and by virtue of the applicable pooling and unitization agreements and orders.

Section 9.02 Pooling and Unitization.

(a) Right to Pool. Assignor has the exclusive executive right and power (as between Assignor and Assignee) to pool or unitize any Subject Interest and to alter, change, amend or terminate any pooling or unitization agreements heretofore or hereafter entered into, as to all or any part of the Subject Lands, as to any one or more of the formations or horizons, and as to any Minerals, upon such terms and provisions as Assignor shall in its sole discretion deem appropriate.

(b) Effect of Pooling. If and whenever through the exercise of such right and power, or pursuant to any Legal Requirement now existing or hereafter enacted or promulgated,

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any Subject Interest is pooled or unitized in any manner, the Royalty Interest, insofar as it affects such Subject Interest, shall apply to and affect only the Minerals production that accrues to such Subject Interest under and by virtue of the applicable pooling and unitization agreement or order. It shall not be necessary for Assignee to agree to, consent to, ratify, confirm or adopt any exercise of pooling or unitization of any Subject Interest by Assignor.

ARTICLE X

GOVERNMENT REGULATION

Section 10.01 Legal Requirements. Except as provided in Section 10.03, all obligations of Assignor under this Conveyance are, and shall be, subject to all applicable Legal Requirements and the instruments, documents and agreements creating the Subject Interests.

Section 10.02 Filings. Assignor shall use its reasonable discretion in making filings for itself and on behalf of Assignee with any Governmental Authority having jurisdiction with respect to matters affecting the Subject Interests, the Subject Lands or the Subject Minerals.

Section 10.03 Superseding Effect. By acceptance of this Conveyance, Assignee agrees, for itself and its successors and assigns, immediate and remote, that the timing of payment, accrual of interest and reporting requirements with respect to the Royalty Interest shall be as provided by the terms of this Conveyance and not as prescribed by the Oklahoma Production Revenue Standards Act, as amended, codified at Title 52, Section 570.1, et seq. of the Oklahoma Statutes, and any similar Legal Requirement.

ARTICLE XI

ASSIGNMENT AND SALE OF SUBJECT INTERESTS

Section 11.01 Assignment by Assignor Subject to Royalty Interest.

(a) Right to Sell. Assignor may not Transfer any interest in the Development Wells, the Subject Interests or any part thereof or any undivided interest therein in violation of Section 11.05. Subject to Section 11.02 and 11.05, Assignor may from time to time Transfer, mortgage or pledge its interest in the Development Wells, the Subject Interests, or any part thereof or an undivided interest therein, if and only if (i) such Transfer, mortgage or pledge is made expressly subject to and burdened with the Royalty Interest and this Conveyance, (ii) solely in connection with a Transfer other than a Transfer pursuant to a foreclosure on any mortgage or security interest, Assignor has caused the assignee, purchaser, transferee or grantee of any such transaction to (A) acknowledge that the affected Subject Interests are taken subject to and burdened with the Royalty Interest and this Conveyance and (B) assume and agree to discharge Assignor’s obligations under this Conveyance with respect to such Subject Interests from and after the actual date of any such Transfer and (iii) in connection with any Transfer pursuant to a foreclosure on any mortgage or security interest, Assignor has used commercially reasonable efforts to cause the assignee, purchaser, transferee or grantee of any such transaction to (A) acknowledge that the affected Subject Interests are taken subject to and burdened with the Royalty Interest and this Conveyance and (B) assume and agree to discharge Assignor’s obligations under this Conveyance with respect to such Subject Interests from and after the actual date of any such Transfer. Any assumption and agreement to discharge shall be by

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appropriate written instrument for the express benefit of and enforceable by the Assignee. For avoidance of doubt, nothing in Section 11.01(a) is intended to permit any assignee, purchaser, transferee or grantee to acquire any interest in the Development Wells, the Subject Interests or any part thereof or undivided interest therein without being subject to and burdened with the Royalty Interest and this Conveyance. Assignee shall not be required to recognize any purported Transfer, mortgage or pledge not made in conformance with this Section 11.01(a) and, notwithstanding any such purported Transfer, mortgage or pledge, Assignor shall remain obligated under this Conveyance just as if such Transfer, mortgage or pledge attempt had not been made and Assignee shall continue to deal with the Assignor to the exclusion of the purported transferee. Further, to the extent permitted by applicable law, any purported Transfer not made in conformance with this Section 11.01(a) shall be void and of no effect.

(b) Effect of Sale. From and after the actual date of any such Transfer by Assignor made in full compliance with Section 11.01(a) (and only upon such full compliance), Assignor shall be relieved of all obligations, requirements and responsibilities arising under this Conveyance with respect to the Subject Interests Transferred, as the same pertain to Assignee Minerals produced from and after (but not prior to) said date of such Transfer.

(c) Allocation of Consideration. Assignee is not entitled to receive any share of the sales proceeds received by Assignor in any transaction permitted by this Section 11.01.

(d) Separate Interest. Notwithstanding any provision to the contrary in Article IV, effective on the effective date of any Transfer of any Subject Interest made in full compliance with Section 11.01(a), Assignee Minerals and Assignee Proceeds shall thereafter be computed separately with respect to such Subject Interests, and the assignee, buyer, transferee or grantee of such Subject Interests shall thereafter serve as Assignee’s agent and representative under Article IV with respect to such interests and shall pay all corresponding Assignee Proceeds directly to Assignee.

Section 11.02 Sale and Release of Properties.

(a) Transfer. Subject to Section 11.05, Assignor may from time to time, Transfer the Development Wells, the Subject Interests, or any part thereof or undivided interest therein, free of the Royalty Interest and this Conveyance provided that the aggregate Fair Value of all Royalty Interests conveyed under (i) this Conveyance and/or (ii) any other Assignor Conveyance, which is released during any twelve (12) month period, shall not exceed $5,000,000 in the aggregate.

(b) Payments. In connection with any Transfer pursuant to this Section 11.02, Assignor shall remit to Assignee an amount equal to the Fair Value of the Royalty Interest being released. Assignor shall make such payment to Assignee on the Payment Date for the Computation Period in which Assignor receives the payment with respect to any such Transfer of the Subject Interest.

(c) Release. In connection with any Transfer provided for in Section 11.02(a), Assignee shall, on request, execute, acknowledge and deliver to Assignor a

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recordable instrument (reasonably acceptable to Assignor) that releases the Royalty Interest with respect to the Development Well and the related Subject Interests and Subject Lands being Transferred.

(d) Effect of Sale. From and after the actual date of any such Transfer by Assignor, Assignor and any assignee, purchaser, transferee or grantee of such Subject Interest shall be relieved of all obligations, requirements and responsibilities arising under the Royalty Interest or this Conveyance with respect to the Development Well or Subject Interests Transferred, except for those that accrued prior to such date.

Section 11.03 Founder Well Participation Program. Notwithstanding anything contained in this Conveyance to the contrary, Assignor may Transfer an undivided interest in any Development Well and/or any Subject Interests pursuant to the terms and conditions of the Founder Well Participation Program of Chesapeake Energy Corporation, free and clear of the Royalty Interest; provided, however, that any such Transfer shall not reduce the Assignor’s Net Revenue Interest warranted herein. In connection with any Transfer provided for in this Section 11.03, Assignee shall, on request, execute, acknowledge and deliver to Assignor a recordable instrument (reasonably acceptable to Assignor) that releases the Royalty Interest with respect to the undivided interest in any Development Well and the related Subject Interests being Transferred.

Section 11.04 Farmouts.

(a) Farmout. Assignor may from time to time enter into Farmout Agreements farming out to Third Persons Assignor’s interest in the Subject Interests. In the event that Assignor enters into any such Farmout Agreement with a Third Person, (i) the Royalty Interest and this Conveyance shall only burden Assignor’s retained interest in the Subject Interest after giving effect to any interest in the Subject Interest that a counterparty to the Farmout Agreement may earn under such Farmout Agreement and (ii) only the Assignor’s retained interest in the Subject Interest will count towards Assignor’s obligation to drill Development Wells under the Development Agreement.

(b) Release. In connection with Assignor entering into any Farmout Agreement as a farmor, Assignee shall, upon request of Assignor, execute, acknowledge and deliver to Assignor a recordable instrument (reasonably acceptable to Assignor) that releases the Royalty Interest and this Conveyance with respect to the Subject Interests being transferred pursuant to such Farmout Agreement; provided, the Royalty Interest shall still burden the Subject Interest retained by Assignor.

Section 11.05 Transfer of Subject Interests. Assignor will not Transfer any Development Well or any of the Subject Interests pursuant to Sections 11.01 and 11.02 prior to the Drilling Obligation Completion Date, and in the event of any attempted Transfer in violation of this Section 11.05, Assignor shall remain liable and a party hereto, just as if no Transfer attempt had been made, and Assignee shall continue to deal with Assignor to the exclusion of the purported transferee. For the avoidance of doubt, nothing in this Section 11.05 shall restrict Assignor’s ability to Transfer Subject Interests pursuant to the terms of the Development Agreement or Section 11.03. Further, to the extent permitted by applicable law, such attempted

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Transfer in violation of this Section 11.05 shall be void and of no force or effect. Assignor expressly states and recognizes that the restrictions on transfer imposed on Assignor in this Section 11.05 and in Section 11.01(a) are made in reasonable protection of an interest of the Assignee created hereunder.

Section 11.06 Change in Ownership.

(a) Obligation to Give Notice. No change of ownership or of the right to receive payment of the Royalty Interest, or of any part thereof, by Assignee, however accomplished, shall bind Assignor until notice thereof is furnished to Assignor by the Person making the transfer and the Person claiming the benefit thereof, and then only with respect to payments made after such Notice is furnished.

(b) Notice of Sale. Notice of sale, transfer, conveyance or assignment shall consist of a certified copy of the recorded instrument accomplishing the same.

(c) Notice of Other Changes of Ownership. Notice of change of ownership or of the right to receive payment accomplished in any other manner (e.g., by dissolution of Assignee) shall consist of certified copies of recorded documents and complete proceedings legally binding and conclusive of the rights of all Persons.

(d) Effect of Lack of Notice. Until such Notice accompanied by such documentation is furnished to Assignor in the manner provided above, Assignor may, at Assignor’s election, either (i) continue to pay or tender all sums payable on the Royalty Interest in the same manner provided in this Conveyance, precisely as if no such change in interest or ownership or right to receive payment had occurred or (ii) suspend payment of Assignee Proceeds without interest until such documentation is furnished.

(e) Effect of Nonconforming Notices. The kinds of Notice provided by this Section 11.06 shall be exclusive, and no other kind, whether actual or constructive, shall bind Assignor.

Section 11.07 One Payee. Assignor shall never be obligated to pay Assignee Proceeds to more than one Person. If more than one Person is ever entitled to receive payment of any part of Assignee Proceeds, Assignor may suspend payments of all Assignee Proceeds until the concurrent owners or claimants of the Royalty Interest or the right to receive payment of Assignee Proceeds appoint one Person in writing to receive all payments of Assignee Proceeds on their behalf. Assignor may thereafter conclusively rely upon the authority of that Person to receive payments of Assignee Proceeds and shall be under no further duty to inquire into the authority or performance of such Person.

Section 11.08 Rights of Mortgagee. If Assignee executes a mortgage or deed of trust covering all or part of the Royalty Interest, the mortgagees or trustees therein named or the holders of any obligation secured thereby shall be entitled, to the extent that such mortgage or deed of trust so provides, to exercise the rights, remedies, powers and privileges conferred upon Assignee by this Conveyance and to give or withhold all consents required to be obtained from Assignee. This Section 11.08 shall not be deemed or construed to impose upon Assignor any obligation or liability undertaken by Assignee under such mortgage or deed of trust or under the

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obligation secured thereby. Should any interest conveyed herein to Assignee revert to Assignor pursuant to Section 1.05(c), such interest shall revert free and clear of any lien or security interest conveyed by Assignee.

Section 11.09 No Drainage. Assignor covenants and agrees that, prior to the Termination Date, neither Assignor nor any of its Affiliates shall drill any Mineral well that will have a perforated segment in the Target Formation that will be within six hundred (600) feet of any perforated interval in the Target Formation of any Development Well that is producing Minerals from the Target Formation.

ARTICLE XII

FORCE MAJEURE

Section 12.01 Nonperformance. Assignor shall not be responsible to Assignee for any loss or damage to Assignee resulting from any delay in performing or failure to perform any obligation under this Conveyance (other than Assignor’s obligation to make payments of Assignee Proceeds to Assignee) to the extent such failure or delay is caused by Force Majeure.

Section 12.02 Force Majeure. “Force Majeure” means any of the following, to the extent they delay or prevent performance of Assignor’s obligations under this Conveyance (other than Assignor’s obligation to make payments of Assignee Proceeds to Assignee) and are not caused by the breach by Assignor of its duty to perform certain obligations under this Conveyance in accordance with the Reasonably Prudent Operator Standard:

(a) act of God, fire, lightning, landslide, earthquake, storm, hurricane, hurricane warning, flood, high water, washout, tidal wave or explosion;

(b) strike, lockout, or other similar industrial disturbance, act of the public enemy, war, military operation, blockade, insurrection, riot, epidemic, arrest or restraint of Governmental Authority or people, or national emergency;

(c) the inability of the Assignor to acquire, or the delay on the part of any Third Person (other than an Affiliate of the Assignor) in acquiring, materials, supplies, machinery, equipment, servitudes, right-of-way grants, easements, permits, licenses, approvals or authorizations necessary to enable such Party to perform hereunder;

(d) any breakage of or accident to machinery, equipment or lines of pipe, the repair, maintenance, improvement, replacement, alteration to a plant or line of pipe or related facility, the testing of machinery, equipment or line of pipe, or the freezing of a line of pipe;

(e) any Legal Requirement or the affected Party’s compliance therewith; or

(f) any other cause, whether similar or dissimilar to the causes enumerated in (a) through (e) above, not reasonably within the control of Assignor.

Section 12.03 Force Majeure Notice. Assignor will give Assignee a Notice of each Force Majeure as soon as reasonably practicable after the occurrence of the Force Majeure.

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Section 12.04 Remedy. Assignor will use its commercially reasonable efforts to remedy each Force Majeure and resume full performance under this Conveyance as soon as reasonably practicable, except that the settlement of strikes, lockouts or other labor disputes shall be entirely within the discretion of Assignor.

ARTICLE XIII

NOTICE

Section 13.01 Written Notice. Except as otherwise provided by this Conveyance, each Notice shall be in writing.

Section 13.02 Methods of Giving Notice. Notice may be given by any reasonable means, including email, telecopier, hand delivery, overnight courier or U.S. mail.

Section 13.03 Charges. All Notices shall be properly addressed to the recipient, with all postage and other charges being paid by the Party giving Notice.

Section 13.04 Effective Date. Notice shall be effective when actually received by the Party being notified; provided, however, that Notices given by email or telecopy on any day other than a Business Day, or on a Business Day but after 5:00 p.m. local time at the location of the Party being notified, shall be deemed received on the next Business Day, unless receipt is acknowledged prior to the next Business Day.

Section 13.05 Addresses. The addresses of the Parties for purposes of Notice are the addresses in the introductory paragraph to this Conveyance.

Section 13.06 Change of Address. Either Party may change its address to another address within the continental United States by giving ten (10) days’ Notice to the other Party.

ARTICLE XIV

OTHER PROVISIONS

Section 14.01 Successors and Assigns. The provisions and conditions contained in this Conveyance shall run with the land and the respective interests of Assignor and Assignee in the Subject Minerals, and, subject to the limitation and restrictions on the assignment or delegation by the Parties of their rights and interests under this Conveyance, this Conveyance binds and inures to the benefit of Assignor, Assignee and their respective successors, assigns and legal representatives. Notwithstanding the foregoing, it is agreed to and understood by the Parties that Assignee has the right to bargain, sell, grant, convey, transfer, assign, set over and deliver the Royalty Interest to Chesapeake Granite Wash Trust, a statutory trust formed under the laws of the State of Delaware.

Section 14.02 Governing Law. THIS CONVEYANCE SHALL BE CONSTRUED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF OKLAHOMA WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

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Section 14.03 Construction of Conveyance. In construing this Conveyance, the following principles shall be followed:

(a) no consideration shall be given to the captions of the articles, sections, subsections or clauses, which are inserted for convenience in locating the provisions of this Conveyance and not as an aid in its construction;

(b) no consideration shall be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Conveyance;

(c) the word “includes” and its syntactical variants mean “includes, but is not limited to” and corresponding syntactical variant expressions;

(d) a defined term has its defined meaning throughout this Conveyance, regardless of whether it appears before or after the place in this Conveyance where it is defined;

(e) the plural shall be deemed to include the singular, and vice versa, unless the content otherwise requires; and

(f) each exhibit, attachment and schedule to this Conveyance is a part of this Conveyance, but if there is any conflict or inconsistency between the main body of this Conveyance and any exhibit, attachment or schedule, the provisions of the main body of this Conveyance shall prevail.

Section 14.04 No Waiver. Failure of either Party to require performance of any provision of this Conveyance shall not affect either Party’s right to require full performance thereof at any time thereafter, and the waiver by either Party of a breach of any provision hereof shall not constitute a waiver of a similar breach in the future or of any other breach or nullify the effectiveness of such provision.

Section 14.05 Relationship of Parties. This Conveyance does not create a partnership, mining partnership, joint venture or relationship of trust or agency (except with respect to Assignor’s agency relationship with respect to those matters set forth in Article IV above) between the Parties.

Section 14.06 Further Assurances. Each Party shall execute, acknowledge and deliver to the other Party all additional instruments and other documents reasonably required to describe more specifically any interests subject hereto, to vest more fully in Assignee the Royalty Interest conveyed (or intended to be conveyed) by this Conveyance, or to evidence or effect any transaction contemplated by this Conveyance. Assignor shall also execute and deliver all additional instruments and other documents reasonably required to transfer interests in state, federal or Indian lease interests in compliance with applicable Legal Requirements or agreements. Upon expiration of the Term, Assignee shall, on request, execute, acknowledge and deliver to Assignor sufficient numbers of recordable instruments releasing all of the Subject Lands, Subject Interests and Subject Minerals from this Conveyance.

Section 14.07 The 12:01 A.M. Convention. Except as otherwise provided in this Conveyance, each calendar day, month, quarter and year shall be deemed to begin at 12:01

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a.m. Central Time on the stated day or on the first day of the stated month, quarter or year, and to end at 12:00 a.m. Central Time on the next day or on first day of the next month, quarter or year, respectively.

Section 14.08 Counterpart Execution. This Conveyance may be executed in any number of counterparts, all of which are identical. Every counterpart of this Conveyance shall be deemed to be an original for all purposes, and all such counterparts together shall constitute one and the same instrument. As between the Parties, any signature hereto delivered by a Party by facsimile or other electronic transmission (including scanned documents delivered by email) shall be deemed an original hereto.

Section 14.09 Present and Absolute Conveyance. It is the express intention of Assignor and Assignee that the Royalty Interest is, and shall be construed for all purposes as, a present, fully-vested and absolute conveyance.

Section 14.10 Tax Treatment. Notwithstanding that this Royalty Interest may be a real property interest for purposes of applicable state law, the Parties agree to treat this Royalty Interest as a mortgage loan for federal income tax purposes pursuant to Section 636(a) of the Code (and for the purposes of any similarly calculated state income or franchise taxes) but for no other purposes, and the Parties agree to file all federal income tax and state income tax and franchise tax returns consistent with this Section 14.10. For avoidance of doubt, the parties acknowledge that Assignor (and not Assignee) is entitled to all tax credits and other applicable tax attributes attributable to this Royalty Interest and the production of Minerals attributable thereto.

Section 14.11 Severability. In case any provision, covenant or obligation under this Conveyance is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions, covenants or obligations of this Conveyance are declared to be severable and not in any way affected or impaired thereby.

Section 14.12 Waiver of Damages. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NO PARTY SHALL BE LIABLE HEREUNDER FOR EXEMPLARY, PUNITIVE, SPECIAL, INDIRECT, CONSEQUENTIAL, REMOTE OR SPECULATIVE DAMAGES, WHETHER BASED IN CONTRACT, TORT, STRICT LIABILITY, OTHER LAW OR OTHERWISE.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, each Party has caused this Conveyance to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Conveyance, to be effective as of the Effective Time.

Chesapeake Exploration, L.L.C.

By:	/s/ Domenic J. Dell’Osso, Jr.
	Name:	Domenic J. Dell’Osso, Jr.
	Title:	Executive Vice President and Chief Financial Officer

Chesapeake E&P Holding Corporation

By:	/s/ Domenic J. Dell’Osso, Jr.
	Name:	Domenic J. Dell’Osso, Jr.
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to the Term Conveyance (PUD)]

STATE OF OKLAHOMA	§
§
COUNTY OF OKLAHOMA	§

This instrument was acknowledged before me on November 14, 2011, by Domenic J. Dell’Osso, Jr., as Executive Vice President and Chief Financial Officer of Chesapeake Exploration, L.L.C., an Oklahoma limited liability company, on behalf of said limited liability company.

WITNESS my hand and official seal this 14th day of November, 2011.

/s/ Anita Brodrick
NOTARY PUBLIC,
State of Oklahoma
Anita Brodrick
(printed name)

My commission expires:

4/29/12

[SEAL]

[Acknowledgment Page to the Term Conveyance (PUD)]

STATE OF OKLAHOMA	§
§
COUNTY OF OKLAHOMA	§

This instrument was acknowledged before me on November 14, 2011, by Domenic J. Dell’Osso, Jr., as Executive Vice President and Chief Financial Officer of Chesapeake E&P Holding Corporation, an Oklahoma corporation, on behalf of said corporation.

WITNESS my hand and official seal this 14th day of November, 2011.

/s/ Anita Brodrick
NOTARY PUBLIC,
State of Oklahoma
Anita Brodrick
(printed name)

My commission expires:

4/29/12

[SEAL]

[Acknowledgment Page to the Term Conveyance (PUD)]

Exhibit A

To Term Overriding Royalty Interest Conveyance (PUD)

(Oil and Gas Leases)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200025-001	OK	WASHITA	MCCORMICK, BARBARA ANN HOWE REVOCABLE TRUST	CHESAPEAKE EXPLORATION LP	5/23/2007	1087	462	I-2007-011138	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: LOTS 1, 2, 3, & E/2 OF LOT 4, S/2 NE/4, SE/4 NW/4, E/2 SW/4 NW/4
OK3200025-002	OK	WASHITA	HOWE, EUGENE MASON, II	CHESAPEAKE EXPLORATION LP	5/23/2007	1072	671	I-2007-005902	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: LOTS 1, 2, 3, & E/2 OF LOT 4, S/2 NE/4, SE/4 NW/4, E/2 SW/4 NW/4
OK3200025-004	OK	WASHITA	REGIER, CHARLES R & KATHY	CHESAPEAKE EXPLORATION LLC	7/23/2007	1082	289	I-2007-009329	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: LOT 1, LOT 2, S/2 NE/4, LOT 3, SE/4 NW/4 A/K/A E/2 NW/4, E/2 OF LOT 4, E/2 SW NW, SE/4
OK3200025-005	OK	WASHITA	REGIER, PHYLLIS MARLENE & DALE GENE REV	CHESAPEAKE EXPLORATION LLC	7/23/2007	1082	285	I-2007-009328	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-019	OK	WASHITA	HOOGE, LOIS J	CHESAPEAKE EXPLORATION LLC	1/28/2011	1196	404	I-2011-001956	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-020	OK	WASHITA	NICOL, EMILY AMBER DAVIDSON	CHESAPEAKE EXPLORATION LLC	12/28/2010	1196	407	I-2011-001957	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-021	OK	WASHITA	DAVIDSON, PHIL C	CHESAPEAKE EXPLORATION LLC	12/28/2010	1196	373	I-2011-001947	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-022	OK	WASHITA	RUTLEDGE, JEANEE E	CHESAPEAKE EXPLORATION LLC	12/28/2010	1196	376	I-2011-001948	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-023	OK	WASHITA	DAVIDSON, LARRY JON	CHESAPEAKE EXPLORATION LLC	12/28/2010	1196	379	I-2011-001949	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-024	OK	WASHITA	WHITE, ROZELL WILLEAN	CHESAPEAKE EXPLORATION LLC	12/28/2010	1196	615	I-2011-002026	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-025	OK	WASHITA	DAVIDSON, AARON ZACHARY	CHESAPEAKE EXPLORATION LLC	12/28/2010	1196	385	I-2011-001951	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-026	OK	WASHITA	REGIER, BRENT T	CHESAPEAKE EXPLORATION LLC	1/5/2011	1196	388	I-2011-001952	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-027	OK	WASHITA	TAYLOR, ROSALEE TUGWELL	CHESAPEAKE EXPLORATION LLC	1/5/2011	1196	392	I-2011-001953	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-028	OK	WASHITA	STOCKFISCH, CARLOYN K TUGWELL	CHESAPEAKE EXPLORATION LLC	1/5/2011	1196	396	I-2011-001954	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-029	OK	WASHITA	REIMER, SHERYL A	CHESAPEAKE EXPLORATION LLC	1/5/2011	1196	400	I-2011-001955	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-030	OK	WASHITA	REGIER, WALDEN J	CHESAPEAKE EXPLORATION LLC	1/5/2011	1197	689	I-2011-002796	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200170-004	OK	WASHITA	WAFUM-IV, INC	CHESAPEAKE EXPLORATION LLC	12/2/2010	1189	1055	I-2010-011039	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: E/2 SW/4
OK3200692-001	OK	WASHITA	HARMS, LEOTA H & LARRY	CHESAPEAKE EXPLORATION, LLC.	9/13/2007	1099	382	I-2007-011856	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W2SW
OK3200692-002	OK	WASHITA	ANDREWS, DELPHIA H & JIM	CHESAPEAKE EXPLORATION LLC	9/13/2007	1092	291	I-2007-012829	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-003	OK	WASHITA	HENNING, DELILA H & GUY	CHESAPEAKE EXPLORATION LLC	9/13/2007	1089	447	I-2007-011882	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-004	OK	WASHITA	BULLER, RONALD H & RUTH	CHESAPEAKE EXPLORATION LLC	9/13/2007	1089	840	I-2007-012038	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-005	OK	WASHITA	SCHMIDT FAMILY TRUST, DTD 2/14/03	CHESAPEAKE EXPLORATION LLC	9/13/2007	1089	384	I-2007-011857	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-006	OK	WASHITA	HARMS, LEOTA H AND LARRY	CHESAPEAKE EXPLORATION LLC	9/13/2007	1089	382	I-2007-011856	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200692-014	OK	WASHITA	SHELLEY FAMILY LLC	CHESAPEAKE EXPLORATION LLC	8/21/2009	1151	828	I-2009-008212	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-015	OK	WASHITA	MCCULLISS, PAUL L	CHESAPEAKE EXPLORATION LLC	9/29/2009	1149	960	I-2009-007590	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-016	OK	WASHITA	UNRUH LIVING TRUST AGREEMENT DTD 03-27-1996	CHESAPEAKE EXPLORATION LLC	11/18/2010	1198	375	I-2011-002993	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-017	OK	WASHITA	ZUERCHER, DWIGHT LOVING TR DTD 05/12/92	CHESAPEAKE EXPLORATION LLC	11/4/2010	1194	693	I-2011-001343	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-018	OK	WASHITA	ZUERCHER, WILMA LOVING TR DTD 05/12/92	CHESAPEAKE EXPLORATION LLC	11/4/2010	1198	372	I-2011002992	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-020	OK	WASHITA	HARMS FAMILY TRUST, THE U/D/O DECEMBER 8, 1993	CHESAPEAKE EXPLORATION LLC	11/23/2010	1201	499	I-2011-004035	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-021	OK	WASHITA	AVERY, ROBERT D	CHESAPEAKE EXPLORATION LLC	1/4/2011	1195	719	I-2011-001731	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-022	OK	WASHITA	SMITH, ANGELA M	CHESAPEAKE EXPLORATION LLC	12/15/2010	1201	602	I-2011-004062	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200105-001	OK	WASHITA	HORN, ARTHUR M LOVING TRUST ARTHUR M HORN TRUSTEE	CHESAPEAKE EXPLORATION LLC	8/22/2007	1085	245	I-2007-010391	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: E/2 SE/4
OK3200105-002	OK	WASHITA	HORN, SUSIE H LOVING TRUST DTD 3/25/91	CHESAPEAKE EXPLORATION LLC	8/22/2007	1085	247	I-2007-010392	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: E/2 SE/4
OK3200165-006	OK	WASHITA	PETERS, RUTH M TRUST DTD 10/13/88 AMENDED 1/23/90	CHESAPEAKE EXPLORATION LLC	1/7/2011	1194	253	I-2011-001201	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: LOT 2 SW/4 NE/4
OK3200165-007	OK	WASHITA	KOEHN, VERNA	CHESAPEAKE EXPLORATION LLC	12/20/2010	1197	154	I-2011-002652	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: LOT 2 (41.13), SW/4, NE/4
OK3200165-008	OK	WASHITA	MUENSCHER, JOHN	CHESAPEAKE EXPLORATION LLC	1/11/2011	1199	181	I-2011-003249	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: LOT 2 (41.13), SW/4 NE/4
OK3200165-009	OK	WASHITA	REIMER, GORDON W	CHESAPEAKE EXPLORATION LLC	12/23/2010	1197	41	I-2011-002618	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: LOT 2 (41.13), SW/4, NE/4
OK3200591-001	OK	WASHITA	BUIE, PATRICIA J	DALE FOLKS, LLC	1/22/2007	1065	135	I-2007-003129	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: SW/4, W/2 SE/4
OK3200591-002	OK	WASHITA	EVERETT, BLAKE A	DALE FOLKS, LLC	1/24/2007	1065	341	I-2007-003201	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: SW/4, W/2 SE/4
OK3200591-003	OK	WASHITA	EVERETT, CLARK J	DALE FOLKS, LLC	1/24/2007	1065	344	I-2007-003202	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: SW/4, W/2 SE/4
OK3200591-004	OK	WASHITA	EVERETT, LARRY	DALE FOLKS, LLC	1/22/2007	1065	156	I-2007-003136	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: SW/4, W/2 SE/4
OK3200591-005	OK	WASHITA	EVERETT LIVING TRUST	DALE FOLKS, LLC	1/22/2007	1065	153	I-2007-003135	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: W/2 SE/4
OK3200591-006	OK	WASHITA	EVERETT, NORMAN D TRUST	DALE FOLKS, LLC	1/24/2007	1062	713	I-2007-002193	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: W/2 SW/4
OK3200591-008	OK	WASHITA	VAN HOOZER, KRISTIE EVERETT	CHESAPEAKE EXPLORATION LLC	1/17/2011	1199	162	I-2011-003243	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: SW/4, W/2 SE/4
OK3200564-000	OK	WASHITA	BUNGARDT, ALFRED H TRUSTS A & B	DAVID S THOMPSON & ASSOCIATES	11/8/2006	1057	258	I-2007-00109	010N	017W	0003	TOWNSHIP 10 NORTH - RANGE 17 WEST SECTION 3: LOTS 3-4, S/2 NW/4, SW/4
OK3200677-001	OK	WASHITA	DICK, JAMES A	CHESAPEAKE EXPLORATION LLC	8/17/2007	1087	32	I-2007-010991	010N	017W	0003	TOWNSHIP 10 NORTH - RANGE 17 WEST SECTION 3: S/2 NE/4, ALL THAT PORTION OF N/2 NE/4 LYING W OF RAILROAD, SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200677-002	OK	WASHITA	POWELL SNOW, REBECCA D FORMERLY REBECCA D POWELL	CHESAPEAKE EXPLORATION LLC	8/17/2007	1087	28	I-2007-010990	010N	017W	0003	TOWNSHIP 10 NORTH - RANGE 17 WEST SECTION 3: S/2 NE/4, ALL THAT PORTION OF N/2 NE/4 LYING W OF RAILROAD, SE/4
OK3200800-000	OK	WASHITA	BORCHERS, MARTHA	DAVID S THOMPSON & ASSOCIATES	7/11/2007	1077	929	I-2007-007757	010N	017W	0003	TOWNSHIP 10 NORTH - RANGE 17 WEST SECTION 3: ALL OF LOT 1, ALL OF THAT PART OF LOT 2 LYING EAST OF THE ST. LOUIS AND SAN FRANCISCO RAILROAD RIGHT-OF-WAY IN THE NE/4
OK6200800-001	OK	WASHITA	OCC #576231/CD #201001916	COI/CELLC, APPLICANTS	6/16/2010	1204	655	I-2011-004812	010N	017W	0003	TOWNSHIP 10 NORTH - RANGE 17 WEST SECTION 3: ALL LIMITED TO VIRGILIAN, MISSOURIAN, & DES MOINES COMMON SOURCE OF SUPPLY
OK3200151-006	OK	WASHITA	FRIESEN, RAY & ALMA S	CHESAPEAKE EXPLORATION LLC	5/19/2008	1115	227	I-2008-007486	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 SE/4
OK3200151-007	OK	WASHITA	HIEBERT, VERA IRREVOCABLE TRUST AGREEMENT DTD 5/12/1987	CHESAPEAKE EXPLORATION LLC	8/6/2008	1116	125	I-2008-007816	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 SE/4
OK9270123-001	OK	WASHITA	BIA 14-20-205-13483	CROW CREEK ENERGY, LLC	7/19/2005			UNRECORDED	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: E/2 E/2 NW/4
OK9270124-001	OK	WASHITA	BIA 14-20-205-13484	CROW CREEK ENERGY, LLC	7/19/2005			UNRECORDED	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 NW/4 NW/4 NW/4 NW/4
OK9270126-001	OK	WASHITA	BIA 14-20-205-13481	CROW CREEK ENERGY, LLC	7/19/2005			UNRECORDED	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 E/2 NW/4
OK9270127-001	OK	WASHITA	BIA 14-20-205-13482	CROW CREEK ENERGY, LLC	7/19/2005			UNRECORDED	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4 NW/4, S/2 NW/4 NW/4, NE/4 NW/4 NW/4, E/2 NW/4 NW/4 NW/4, SW/4 NW/4 NW/4 NW/4, E/2 NW/4 NW/4 NW/4 NW/4
OK9270128-001	OK	WASHITA	BIA 14-20-205-13485	CROW CREEK ENERGY, LLC	7/19/2005			UNRECORDED	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SE/4 SE/4
OK9270129-001	OK	WASHITA	BIA 14-20-205-13486	CROW CREEK ENERGY, LLC	7/19/2005			UNRECORDED	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: NE/4 SE/4
OK9270333-001	OK	WASHITA	EDGAR, CURTIS W	PENN VIRGINIA MC ENERGY, LLC	6/10/2008	1115	212	I-2008-007481	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270334-001	OK	WASHITA	SAWATZKY, RAY P & JANET A	PENN VIRGINIA MC ENERGY, LLC	7/15/2008	1115	200	I-2008-007477	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4 SURFACE TO 17,032’
OK9270335-001	OK	WASHITA	EDGAR, SALLY	PENN VIRGINIA MC ENERGY, LLC	6/10/2008	1115	203	I-2008-007478	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270336-001	OK	WASHITA	PARKER, EVELYN M REV TR, EVELYN M PARKER, TRST	PENN VIRGINIA MC ENERGY, LLC	6/10/2008	1115	206	I-2008-007479	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270337-001	OK	WASHITA	EDGAR, ROBERT J	PENN VIRGINIA MC ENERGY, LLC	6/10/2008	1115	209	I-2008-007480	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270338-001	OK	WASHITA	KELTON, MARILYN	PENN VIRGINIA MC ENERGY, LLC	7/18/2008	1115	215	I-2008-007482	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270339-001	OK	WASHITA	MARTIN, KAREN	PENN VIRGINIA MC ENERGY, LLC	7/18/2008	1115	218	I-2008-007483	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270340-001	OK	WASHITA	SCHMIDT, RICK	PENN VIRGINIA MC ENERGY, LLC	7/18/2008	1115	221	I-2008-007484	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270340-002	OK	WASHITA	GREGG, C WEBER AND BEULAH J	TODCO PROPERTIES, INC	5/23/2008	1115	360	I-2008-007519	011N	016W	0009	TOWNSHIP 11 NORTH – RANGE 16 WEST SECTION 9: SW/4 INSOFAR AND ONLY INSOFAR AS TO THE HINZ USA #1-9H WELLBORE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270340-003	OK	WASHITA	SAWATZKY, ROY C	TODCO PROPERTIES, INC	6/10/2008	1115	321	I-2008-007509	011N	016W	0009	TOWNSHIP 11 NORTH – RANGE 16 WEST SECTION 9: SW/4 INSOFAR AND ONLY INSOFAR AS TO THE HINZ USA #1-9H WELLBORE
OK9270340-004	OK	WASHITA	SAWATZKY, ROBERT L	TODCO PROPERTIES, INC	6/10/2008	1116	28	I-2008-007791	011N	016W	0009	TOWNSHIP 11 NORTH – RANGE 16 WEST SECTION 9: SW/4 INSOFAR AND ONLY INSOFAR AS TO THE HINZ USA #1-9H WELLBORE
OK9270341-001	OK	WASHITA	HAMBROOK, VERA HIEBERT IREV TR AGREEMENT DTD 5/12/87	PENN VIRGINIA MC ENERGY, LLC	11/25/2008	1125	449		011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 SE/4
OK9270341-002	OK	WASHITA	HINZ, JOE B	TODCO PROPERTIES, INC	6/17/2008	1115	351	I-2008-007517	011N	016W	0009	TOWNSHIP 11 NORTH – RANGE 16 WEST SECTION 9: W/2 SE/4 INSOFAR AND ONLY INSOFAR AS TO THE HINZ USA #1-9H WELLBORE
OK9270342-001	OK	WASHITA	FRIESEN, RAY & ALMA S	PENN VIRGINIA MC ENERGY, LLC	6/26/2008	1115	227	I-2008-007486	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 SE/4
OK9270343-001	OK	WASHITA	SWITZER, LAURA F/K/A HIEBERT	PENN VIRGINIA MC ENERGY, LLC	6/26/2008	1115	224	I-2008-007485	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 SE/4
OK9270774-001	OK	WASHITA	SNIDER, DAVID B.	CJS PRODUCTION, LLC	6/19/2008	1188	681	I-2010-010545	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: NE/4
OK9270774-002	OK	WASHITA	SNIDER, MICHAEL G.	CJS PRODUCTION, LLC	6/19/2008	1188	681	I-2010-010545	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: NE/4
OK9270774-003	OK	WASHITA	SPRADLIN, KAREN J.	CJS PRODUCTION, LLC	6/19/2008	1188	681	I-2010-010545	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: NE/4
OK9270774-004	OK	WASHITA	SNIDER, DONALD W.	CJS PRODUCTION, LLC	6/19/2008	1188	681	I-2010-010545	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: NE/4
OK9270774-009	OK	WASHITA	OCC #561122/CD #200806786	COI & CELLC; APPLICANTS	10/21/2008				011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: ALL LIMITED TO PERMIAN, VIRGILIAN, MISSOURIAN & DES MOINES COMMON SOURCES OF SUPPLY
OK9270774-010	OK	WASHITA	SNIDER, LEON AND GWENETH	TODCO PROPERTIES, INC	6/12/2008	1115	138	I-2008-007461	011N	016W	0009	TOWNSHIP 11 NORTH – RANGE 16 WEST SECTION 9: NE/4 INSOFAR AND ONLY INSOFAR AS TO THE HINZ USA #1-9H WELLBORE
OK3200347-003	OK	WASHITA	VOTH, HILMAR LIFE ESTATE	CHESAPEAKE EXPLORATION LP	7/25/2006	1049	186	I-2006-008724	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4
OK3200347-004	OK	WASHITA	PENNER FARMS LLC	CHESAPEAKE EXPLORATION LLC	8/13/2009	1146	87	I-2009-006228	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4
OK3200347-005	OK	WASHITA	JANZ, DALE	CHESAPEAKE EXPLORATION LLC	8/19/2009	1165	253	I-2010-002747	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4
OK3200347-006	OK	WASHITA	JANZ, DANIEL	CHESAPEAKE EXPLORATION LLC	8/19/2009	1165	249	I-2010-002745	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4
OK3200347-007	OK	WASHITA	JANZ, DAVID	CHESAPEAKE EXPLORATION LLC	8/19/2009	1165	245	I-2010-002743	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4
OK3200347-008	OK	WASHITA	JANZ, GLORIA	CHESAPEAKE EXPLORATION LLC	8/19/2009	1165	251	I-2010-002746	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4
OK3200347-009	OK	WASHITA	WALTON, ROSALIE	CHESAPEAKE EXPLORATION LLC	8/19/2009	1165	247	I-2010-002744	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200668-004	OK	WASHITA	PRICE, BILL O REV TR, ETAL	CHESAPEAKE EXPLORATION, LLC	9/3/2010	1181	644	I-2010-008199	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SW/4
OK9270378-000	OK	WASHITA	BIA 14-20-205-14473	CHESAPEAKE EXPLORATION LLC	12/18/2009	1168	739	I-2010-003920	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: NE/4
OK9270380-000	OK	WASHITA	BIA 14-20-205-14474	CHESAPEAKE EXPLORATION LLC	12/18/2009	1169	993	I-2010-004416	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: N/2 N/2 NW/4 NW/4, N/2 NE/4 NW/4, N/2 S/2 NE/4 NW/4
OK5129091-007	OK	WASHITA	HARDWICK, BETH	CHESAPEAKE EXPLORATION LLC	3/3/2008	1106	64	I-2008-004141	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: E/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129091-008	OK	WASHITA	PITTMAN, HENRIETTA & JOHN I	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	61	I-2008-004140	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: E/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129091-009	OK	WASHITA	BEAVIN, RICK	CHESAPEAKE EXPLORATION LLC	3/3/2008	1107	895	I-2008-004829	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: E/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129091-010	OK	WASHITA	MCLAURIN, RUBY LEE & GEORGE K	CHESAPEAKE EXPLORATION LLC	7/8/2008	1116	153	I-2008-007828	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: E/2 SE/4
OK5129091-011	OK	WASHITA	STEWART, FRANKIE L A/K/A FRANKIE STEWART	CHESAPEAKE EXPLORATION LLC	6/27/2008	1116	161	I-2008-007831	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: E/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-007	OK	WASHITA	HARMS, MARTHA LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	6/16/2008	1112	294	I-2008-006486	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-008	OK	WASHITA	LEONARD & LINDA HARMS FAMILY, LLC	CHESAPEAKE EXPLORATION LLC	7/3/2008	1118	637	I-2008-008655	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-009	OK	WASHITA	SIMS, CAROL J REVOCABLE LIVING TRUST DTD 9/11/2007	CHESAPEAKE EXPLORATION LLC	7/10/2008	1118	641	I-2008-008657	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4
OK5129107-010	OK	WASHITA	HUNNICUTT, MARY JEAN A/K/A MARY JEAN ABRAHAMS	CHESAPEAKE EXPLORATION LLC	7/14/2008	1146	870	I-2009-006522	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4
OK5129107-011	OK	WASHITA	GORTON, SUSAN K A/K/A SUSAN K ABRAHAMS	CHESAPEAKE EXPLORATION LLC	7/14/2008	1117	460	I-2008-008257	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-012	OK	WASHITA	JANZEN, JANIE EILEEN	CHESAPEAKE EXPLORATION LLC	7/9/2008	1117	450	I-2008-008253	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-013	OK	WASHITA	KNIGHTSTEP, KATHLEEN G A/K/ A KATHLEEN G ABRAHAMS	CHESAPEAKE EXPLORATION LLC	7/14/2008	1117	475	I-2008-008263	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129107-014	OK	WASHITA	MITCHELL, PEGGY A A/K/ A PEGGY A ABRAHAMS	CHESAPEAKE EXPLORATION LLC	7/14/2008	1117	478	I-2008-008264	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-015	OK	WASHITA	BARRY, MARLENE ANN	CHESAPEAKE EXPLORATION LLC	7/9/2008	1118	604	I-2008-008641	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-016	OK	WASHITA	OCC #575421/CD #201001385	COI & CELLC, APPLICANTS	5/10/2010				011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 LIMITED TO THE PERMIAN, VIRGILIAN, MISSOURIAN & DES MOINES COMMON SOURCES OF SUPPLY
OK5129115-006	OK	WASHITA	CROWDER, CONNIE LYNN	CHESAPEAKE EXPLORATION LLC	7/29/2008	1114	382	I-2008-007197	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129115-007	OK	WASHITA	SHELTON, MARY DEANNE	CHESAPEAKE EXPLORATION LLC	7/28/2008	1114	385	I-2008-007198	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129115-008	OK	WASHITA	SNIDER, LARRY DEAN	CHESAPEAKE EXPLORATION LLC	7/29/2008	1114	388	I-2008-007199	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129115-009	OK	WASHITA	SNIDER, LEON & GWENETH	CHESAPEAKE EXPLORATION LLC	7/28/2008	1114	379	I-2008-007196	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129115-010	OK	WASHITA	BAHAN, W C FAMILY REV LIVING TRUST, ET AL	CHESAPEAKE EXPLORATION LLC	5/24/2010	1170	959	I-2010-004740	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM
OK9270379-000	OK	WASHITA	BIA 14-20-205-14475	CHESAPEAKE EXPLORATION LLC	12/18/2009	1169	989	I-2010-004415	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: SW/4
OK9270224-001	OK	WASHITA	SMITH, GLEN REVOCABLE TRUST DTD 4/30/1991	CHESAPEAKE EXPLORATION LLC	8/18/2008	1116	836	I-2008-008063	011N	016W	0016	TOWHSHIP 11 NORTH - RANGE 16 WEST SECTION 16: E/2 LTD TO 16,918’
OK9270224-002	OK	WASHITA	SHIPP, BRIAN N & JANE A	CHESAPEAKE EXPLORATION LLC	8/14/2008	1116	843	I-2008-08066	011N	016W	0016	TOWNSHIP 11 NORTH, RANGE 16 WEST SECTION 16: E/2 LTD TO 16,918’
OK9270224-003	OK	WASHITA	SHIPP, PATTIE J	CHESAPEAKE EXPLORATION LLC	8/14/2008	1116	841	I-2008-008065	011N	016W	0016	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 16: E/2 LTD TO 16,918’
OK9270225-001	OK	WASHITA	SMITH, ELMER TRUST DTD 1/13/1992	CHESAPEAKE EXPLORATION LLC	8/19/2008	1116	851	I-2008-008069	011N	016W	0016	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 16: W/2 LTD TO 16,918’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270225-002	OK	WASHITA	ELMER SMITH OIL COMPANY	CHESAPEAKE EXPLORATION LLC	8/19/2008	1116	839	I-2008-008064	011N	016W	0016

TOWNSHIP 11 NORTH - RANGE 16 WEST

SECTION 16: W/2, PROVIDED THAT THIS LEASE IS HERBY LIMITED TO 200 NET MINERAL ACRES OUT OF 240 NET MINERAL ACRES OWNED BY LESSOR, IT BEING THE INTENTION OF LESSOR TO EXCEPT 40 NET MINERAL ACRES FROM THIS LEASE. LTD TO 16,918’

OK9270138-002	OK	WASHITA	REINSCHMIEDT, EDWIN R	HARVEY E WHITE ENTERPRISES	2/9/1976	448	796	801	011N	016W	0021	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 21: NE/4, N/2 NW/4 LTD TO FORCE POOLED FMS (OCC #569643)
OK9270171-001	OK	WASHITA	STEHR, AGNES D 1992 REVOCABLE LIVING TRUST DTD 6/26/92	CHESAPEAKE EXPLORATION LLC	4/1/2008	1106	58	I-2008-004139	011N	016W	0021	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 21: SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM
OK9270171-002	OK	WASHITA	STEHR, DARRELL	CHESAPEAKE EXPLORATION LLC	4/1/2008	1106	55	I-2008-004138	011N	016W	0021	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 21: SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM
OK9270171-003	OK	WASHITA	STEHR, SYDNEY	CHESAPEAKE EXPLORATION LLC	4/1/2008	1106	52	I-2008-004137	011N	016W	0021	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 21: SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM
OK9270352-001	OK	WASHITA	GOERINGER, WALTER ROSS	TODCO PROPERTIES, INC	1/17/2008	1102	90	1-2008-002672	011N	016W	0021	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 21: SW/4 LTD TO S.E. OF 100’ BLW BASE OF DES MOINES GRANITE WASH FM (16,808’)
OK9270353-001	OK	WASHITA	SPERLE, BONNIE & ELGIN	TODCO PROPERTIES, INC	4/10/2008	1105	663	1-2008-003992	011N	016W	0021	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 21: SE/4 SURFACE TO 100’ BLW BASE OF DES MOINES FM
OK9270354-001	OK	WASHITA	OCC #569643/CD #200901402-T/O	SAMSON RESOURCES COMPANY	8/17/2009			UNRECORDED	011N	016W	0021	TOWNSHIP 11 NORTH - RAGNE 16 WEST SECTION 21: ALL LTD TO THE PERMIAN, VIRGILIAN, MISSOURIAN, AND DES MOINES
A01748-4740	OK	WASHITA	KING, MAUDE RUTH ET VIR	PALO DURO LAND COMPANY	11/2/1981	570	546		011N	016W	0022	NE/4 Sec. 22-11N-16W
A01748-4741	OK	WASHITA	KING , WILLIAM DON , TRUSTEE	PALO DURO LAND COMPANY	11/2/1981	571	474		011N	016W	0022	NE/4 Sec. 22-11N-16W
A01748-4742	OK	WASHITA	KING , WILLIAM DON	PALO DURO LAND COMPANY	11/2/1981	571	470		011N	016W	0022	NE/4 Sec. 22-11N-16W
A01748-4743	OK	WASHITA	KING , JIM DALE	PALO DURO LAND COMPANY	11/2/1981	571	466		011N	016W	0022	NE/4 Sec. 22-11N-16W
A01820-4745	OK	WASHITA	THOMPSON , OPAL	K. R. JAMES	11/20/1981	580	90		011N	016W	0022	SW/4 Sec. 22-11N-16W
A01820-4746	OK	WASHITA	THOMPSON , OPAL	AVANTI ENERGY CORPORATION	5/26/1982	594	204		011N	016W	0022	SW/4 Sec. 22-11N-16W
A01963-4747	OK	WASHITA	FRANSEN, ISAAC, ESTATE	WALTER B ANDERSON	2/16/1982	580	168		011N	016W	0022	SE/4 Sec. 22-11N-16W
A01963-4748	OK	WASHITA	GOODWIN , FRANCES L	MIKE*RAINBOLT	4/26/1977	467	929		011N	016W	0022	SE/4 Sec. 22-11N-16W
A01963-4749	OK	WASHITA	ZAHN , GEORGE O & LEE ELLA	MIKE RAINBOLT	4/13/1977	467	18		011N	016W	0022	SE/4 Sec. 22-11N-16W
A01963-4750	OK	WASHITA	VENABLE , ROBERT ALLEN	JACK B SMITH	2/22/1978	479	927		011N	016W	0022	SE/4 Sec. 22-11N-16W
A01963-4751	OK	WASHITA	HINZ , HENRY A , ET UX	RED LAND ENERGY COMPANY	5/19/1980	521	229		011N	016W	0022	S/2 SE/4 Sec. 22-11N-16W
A01963-4752	OK	WASHITA	HINZ , JOHN PAUL , ET UX	RED LAND ENERGY COMPANY	5/22/1980	520	841		011N	016W	0022	N/2 SE/4 Sec. 22-11N-16W
A01963-4753	OK	WASHITA	HINZ , JOE B , ET UX	RED LAND ENERGY COMPANY	5/9/1980	520	389		011N	016W	0022	S/2 SE/4 Sec. 22-11N-16W
D70L95-36578	OK	WASHITA	SNIDER, GEORGE P, ET UX	JACK B SMITH	6/1/1978	485	698		011N	016W	0022	T011N-R016W-22 S/2 NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK0006066-001	OK	WASHITA	OCC # 216402/CD # 95551	AVANTI ENERGY CORP, ETAL	5/19/1982				011N	016W	0022	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 22: ALL LIMITED TO PERMIAN, VIRGILIAN, MISSOURIAN, DES MOINES, ATOKA & MORROW COMMON SOURCES OF SUPPLY
OK0006066-002	OK	WASHITA	OCC # 511762/CD#200507082	SANGUINE GAS EXPLORATION	9/26/2006	1046	75	102006- 007596	011N	016W	0022	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 22: ALL LIMITED TO PERMIAN, VIRGILIAN, MISSOURIAN, DES MOINES, ATOKA & MORROW COMMON SOURCES OF SUPPLY
OK5490001-001	OK	WASHITA	BIA 14-20-205-7686	SMITH	1/31/1980	585	212	5725	011N	016W	0022	S2NW; 22-11N-16W
OK5490002-000	OK	WASHITA	HINZ, IRMA JEAN A/K/A ERMA	K R JAMES	2/27/1982	581	215	3793	011N	016W	0022	NWNW; 22-11N-16W
OK5490003-000	OK	WASHITA	HINZ, HENRY A & VERA HINZ	RED LAND ENERGY COMPANY	5/19/1980	521	232	4507	011N	016W	0022	NENW; 22-11N-16W
35-000773-002	OK	WASHITA	WILLIAMSON, MARYLIN JEAN LIV TR	CHESAPEAKE EXPLORATION, L.L.C.	7/6/2011	1206	85	I-2011-005126	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: SW, SE
35-000773-003	OK	WASHITA	HITCHCOCK, KEMBERLY & LOREN HITCHCOCK	CHESAPEAKE EXPLORATION, LLC	7/15/2011	1211	147	I-2011-006437	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: SE
35-001128-001	OK	WASHITA	SNIDER, BRIAN LEE	CHESAPEAKE EXPLORATION, LLC	7/8/2011	1206	89	I-2011-005127	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: NE
35-001129-001	OK	WASHITA	KREWALL, BRENDA RENE	CHESAPEAKE EXPLORATION, LLC	7/8/2011	1206	93	I-2011-005128	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: NE
35-001130-001	OK	WASHITA	SNIDER, LEON & GWYNETH	CHESAPEAKE EXPLORATION, LLC	7/6/2011	1206	97	I-2011-005129	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: NE
35-001551-001	OK	WASHITA	JOHNSON FAMILY TRUST	CHESAPEAKE EXPLORATION, L.L.C.	7/20/2011	1209	586	I-2011-005975	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: SE
OK9270074-004	OK	WASHITA	SCHWAB, ROBIN	CHESAPEAKE EXPLORATION LLC	6/20/2008	1114	401	I-2008-007205	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: SW/4
OK9270074-006	OK	WASHITA	SCHWAB, ROBIN LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	10/8/2008	1125	613	I-2008-011220	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: SW/4
OK9270074-007	OK	WASHITA	BRISTOW, BEVERLY A	CHESAPEAKE EXPLORATION LLC	6/24/2010	1178	973	I-2010-007389	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: SW/4
OK9270783-001	OK	WASHITA	BIA 14-20-205-14725	CHESAPEAKE EXPLORATION, LLC	8/31/2010	1193	754	I-2011-001024	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: AN UNDIVIDED 802/810 RESTRICTED INTEREST IN THE NW/4
OK9270892-001	OK	WASHITA	CHAPARRAL ROYALTY COMPANY	CHESAPEAKE EXPLORATION LLC	6/9/2011	1207	628	I-2011-005513	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: NE/4
OK9270892-002	OK	WASHITA	COLONIAL ROYALTIES LIMITED PARTNERSHIP	CHESAPEAKE EXPLORATION LLC	6/9/2011	1207	630	I-2011-005514	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: NE/4
OK9270892-003	OK	WASHITA	PENTAGON OIL COMPANY	CHESAPEAKE EXPLORATION LLC	6/9/2011	1207	632	I-2011-005515	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: NE/4
OK0011048-012	OK	WASHITA	GOERINGER, WALTER ROSS & DIANE	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	103	I-2008-004155	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: SE/4
OK0011048-013	OK	WASHITA	GOERINGER, AMANDA D	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	82	I-2008-004148	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: NW/4 LTD TO 17190’
OK0011048-014	OK	WASHITA	GOERINGER, JASON WALTER	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	85	I-2008-004149	011N	016W	0028	TOWNSHIP 11 N0RTH - RANGE 16 WEST SECITON 28: NW/4 LTD TO 17190’

8

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK0011048-015	OK	WASHITA	GOERINGER, LEO KEITH & SHERRI	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	106	I-2008-004156	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: SE/4 LTD TO 17190’
OK0011048-016	OK	WASHITA	GOERINGER, LEO KEITH & SHERRI	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	97	I-2008-004153	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: NW/4, E 53 1/3 ACS SW/4 LTD TO 17190’
OK0011048-017	OK	WASHITA	GOERINGER, LEO PAUL	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	88	I-2008-004150	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: NW/4 LTD TO 17190’
OK0011048-018	OK	WASHITA	GOERINGER, MATTHEW L	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	94	I-2008-004152	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECITON 28: NW/4 LTD TO 17190’
OK0011048-019	OK	WASHITA	GOERINGER, WALTER ROSS & DIANE	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	100	I-2008-004154	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: NW/4, E 53 1/3 ACS SW/4 LTD TO 17190’
OK9270065-001	OK	WASHITA	HUNTER, KAREN	CHESAPEAKE EXPLORATION LLC	3/24/2008	1106	172	I-2008-004180	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: E 53 1/3 ACRES SW/4
OK9270065-002	OK	WASHITA	LITTKE, RAYMOND & JUNE	CHESAPEAKE EXPLORATION LLC	6/16/2008	1114	403	I-2008-007206	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: W 53 1/3 AC OF SW/4 & CENTER 53 1/3 AC OF SW/4, (A/D/A 106.666667 AC OF SW/4) LTD TO 17,190’
OK9270065-003	OK	WASHITA	SHEPPARD, NANCY J	CHESAPEAKE EXPLORATION LLC	7/8/2008	1116	155	I-2008-007829	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 ACRES OF SW/4, CENTER 53 1/3 ACRES OF SW/4 LTD TO 17,190’
OK9270065-004	OK	WASHITA	R H VENABLE PROPERTIES, LTD	CHESAPEAKE EXPLORATION LLC	7/8/2008	1115	410	I-2008-007528	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: E/3 SW/4
OK9270065-005	OK	WASHITA	GODFREY, BRETT B	CHESAPEAKE EXPLORATION LLC	7/7/2008	1117	414	I-2008-008240	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 ACRES OF SW/4, CENTER 53 1/3 ACRES SW/4 LTD TO 17,190’
OK9270065-006	OK	WASHITA	LITTKE, PATRICIA	CHESAPEAKE EXPLORATION LLC	7/7/2008	1117	411	I-2008-008239	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 ACRES OF SW/4, CENTER 53 1/3 ACRES OF SW/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH FM
OK9270065-007	OK	WASHITA	LITTKE, MELISSA, PATRICIA LITTKE TESTAMENTARY TRUSTEE	CHESAPEAKE EXPLORATION LLC	7/7/2008	1117	417	I-2008-008241	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 ACRES OF SW/4, CENTER 53 1/3 ACRES OF SW/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH FM
OK9270065-008	OK	WASHITA	COLE, JULIA A	CHESAPEAKE EXPLORATION LLC	7/8/2008	1117	481	I-2008-008265	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: W 53 1/3 AC SW/4, C 53 1/3 AC SW/4 LTD TO 17,190’
OK9270065-009	OK	WASHITA	BALZER, RAYMA J	CHESAPEAKE EXPLORATION LLC	7/9/2008	1118	631	I-2008-008653	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 ACRES OF SW/4, CENTER 53 1/3 ACRES OF SW/4 LTD TO 17,190’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270065-010	OK	WASHITA	COLE, VICTOR L	CHESAPEAKE EXPLORATION LLC	7/14/2008	1117	447	I-2008-008252	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 OF THE SW/4, CENTER 53 1/3 ACRES OF SW/4 LTD TO 17,190’
OK9270065-011	OK	WASHITA	GODFREY, JAY D	CHESAPEAKE EXPLORATION LLC	7/9/2008	1118	615	I-2008-008645	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: W 53 1/3 AC SW/4, C 53 1/3 AC SW/4 LTD TO 17,190’
OK9270065-012	OK	WASHITA	SCHNEIDER, BENNIE RUE	CHESAPEAKE EXPLORATION LLC	7/23/2008	1119	677	I-2008-009064	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 ACRES OF SW/4, CENTER 53 1/3 ACRES SW/4 LTD TO 17,190’
OK9270065-013	OK	WASHITA	DICK, ARLOENE J	CHESAPEAKE EXPLORATION LLC	7/14/2008	1117	444	I-2008-008251	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 AC SW/4 & CENTER 53 1/3 AC SW/4 LTD TO 17,190’
OK9270068-001	OK	WASHITA	GOERINGER-DOSS, MARIYA ANN	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	91	I-2008-004151	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: NW/4 LTD TO 17190’
OK9270153-001	OK	WASHITA	ORR, JILL E	CHESAPEAKE EXPLORATION LLC	2/18/2008	1103	652	I-2008-003208	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: E 53 1/3 ACS SW/4 SURFACE TO 17,190
OK9270160-000	OK	WASHITA	MORRISON, KAY FRANCES	CHESAPEAKE EXPLORATION LLC	3/10/2008	1101	165	I-2008-002346	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: NE/4 SURFACE TO 17,190’
OK3200101-001	OK	WASHITA	BEHNKE, BERT	CHESAPEAKE EXPLORATION LLC	8/9/2007	1082	862	I-2007-009493	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: E/2 SE/4
OK3200101-002	OK	WASHITA	HIEBERT, LAVANDA A/K/A LAVANDA HEIBERT	CHESAPEAKE EXPLORATION LLC	8/9/2007	1082	868	I-2007-009495	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: E/2 SE/4
OK3200101-003	OK	WASHITA	BEHNKE, LARRY HEIR OF PHILIP G BEHNKE	CHESAPEAKE EXPLORATION LLC	8/9/2007	1083	610	I-2007-009776	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: E/2 SE/4
OK3200489-001	OK	WASHITA	GOERINGER, ELDON	CHESAPEAKE EXPLORATION LP	4/11/2007	1070	753	I-2007-005219	011N	016W	0031	TOWNSHIP 11 NORTH - 16 WEST SECTION 31: LOT 1, LOT 2, E/2 NW/4
OK3200489-002	OK	WASHITA	GARLING, PATRICIA	CHESAPEAKE EXPLORATION LP	4/11/2007	1070	755	I-2007-005220	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOT 1, LOT 2, E/2 NW/4
OK3200489-003	OK	WASHITA	LEWIS, LAVETA MAE	CHESAPEAKE EXPLORATION LP	4/11/2007	1072	834	I-2007-005968	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1 & 2 & E/2 NW/4
OK3200489-004	OK	WASHITA	FESSLER, NATALIE	CHESAPEAKE EXPLORATION LP	4/11/2007	1072	836	I-2007-005969	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1, 2 & E/2 NW/4
OK3200489-005	OK	WASHITA	INTEMANN, OLINDA	CHESAPEAKE EXPLORATION LP	4/11/2007	1070	764	I-2007-005224	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1 & 2 & E/2 NW/4
OK3200489-006	OK	WASHITA	JANTZ, RONALD K & DONNA F REV LIV TRUST DTD 6/27/00	CHESAPEAKE EXPLORATION LP	4/11/2007	1078	358	I-2007-007920	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1 & 2 & E/2 NW/4
OK3200489-007	OK	WASHITA	GOERINGER, SUSAN NICHOLE	CHESAPEAKE EXPLORATION LP	6/6/2007	1076	55	I-2007-007061	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 (A/D/A LOTS 1-2 & E/2 NW/4)
OK3200489-008	OK	WASHITA	GOERINGER, ELIZABETH	CHESAPEAKE EXPLORATION LP	6/6/2007	1076	494	I-2007-007237	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-009	OK	WASHITA	YOVANOFF, ROBERTA	CHESAPEAKE EXPLORATION LP	6/6/2007	1076	496	I-2007-007238	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1, 2, E/2 NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200489-010	OK	WASHITA	REECE, SYBIL MCCLAIN	CHESAPEAKE EXPLORATION LP	6/6/2007	1076	916	I-2007-007401	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-011	OK	WASHITA	PARISH, LILI A	CHESAPEAKE EXPLORATION LP	6/6/2007	1076	914	I-2007-007400	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 (A/D/A LOTS 1,2, E/2 NW/4)
OK3200489-012	OK	WASHITA	GOERINGER, GLENN S/P/A GLEN GOERINGER	CHESAPEAKE EXPLORATION LLC	8/15/2007	1082	841	I-2007-009481	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1,2, E/2 NW/4
OK3200489-013	OK	WASHITA	GOERINGER, BILL	CHESAPEAKE EXPLORATION LLC	8/15/2007	1084	49	I-2007-009944	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-014	OK	WASHITA	OLSON, ELAINE	CHESAPEAKE EXPLORATION LLC	8/14/2007	1084	55	I-2007-009947	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1 & 2, E/2 NW/4. LTD TO 17,080’
OK3200489-015	OK	WASHITA	GOERINGER, JERRY	CHESAPEAKE EXPLORATION LLC	8/15/2007	1083	612	I-2007-009777	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-016	OK	WASHITA	KOCH, KEITH ALLEN	CHESAPEAKE EXPLORATION LLC	8/14/2007	1082	824	I-2007-009474	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-017	OK	WASHITA	HUMBLE, LINDA PEGGY	CHESAPEAKE EXPLORATION LLC	8/15/2007	1084	45	I-2007-009942	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-018	OK	WASHITA	MANNING, CLYDENE	CHESAPEAKE EXPLORATION LLC	8/14/2007	1084	480	I-2007-010110	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, (A/D/A LOTS 1 & 2 & E/2 NW/4) LTD TO 17,080’
OK3200489-019	OK	WASHITA	MYERS, CHERYL	CHESAPEAKE EXPLORATION LLC	8/14/2007	1086	279	I-2007-010710	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1-2, E/2 NW/4 LTD TO 17,080’
OK3200489-020	OK	WASHITA	BARNES, DENNIS	CHESAPEAKE EXPLORATION LLC	8/14/2007	1084	508	I-2007-010121	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, (A/D/A LOTS 1-2, E/2 NW/4) LTD TO 17,080’
OK3200489-021	OK	WASHITA	HOAGLAND, WILMA S/P/ A WILMA HOGGLAND	CHESAPEAKE EXPLORATION LLC	8/15/2007	1085	21	I-2007-010306	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1,2, E/2 NW/4
OK3200489-022	OK	WASHITA	BOHL, NANCY A/ KA BOHLS, S/P/A BOLS	CHESAPEAKE EXPLORATION LLC	8/15/2007	1084	489	I-2007-010113	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 (A/D/A LOTS 1,2, E/2 NW/4)
OK3200489-023	OK	WASHITA	GOSS, BETTY LOU	CHESAPEAKE EXPLORATION LLC	11/28/2007	1096	662	I-2008-000877	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1, 2, E/2 NW/4 LTD TO SURFACE TO BASE OF DES MOINES FM
OK3200489-025	OK	WASHITA	KELLEY, J M & MARTHA 2005 LIVING TRUST	CHESAPEAKE EXPLORATION LLC	11/28/2007	1096	665	I-2008-000878	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1 & 2 & E/2 NW/4 LTD TO SURFACE TO BASE OF DES MOINES FM
OK3200489-026	OK	WASHITA	GODFREY, LYDIA	CHESAPEAKE EXPLORATION LLC	11/28/2007	1096	717	I-2008-000896	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-027	OK	WASHITA	WOLF, RICHARD JOHN	CHESAPEAKE EXPLORATION LLC	11/28/2007	1092	622	I-2007-012937	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1, 2, E/2 NW/4 LTD TO SURFACE TO BASE OF DES MOINES FM
OK3200489-028	OK	WASHITA	WOLF, EMANUEL JACOB, HEIR OF MARIE GOERINGER	CHESAPEAKE EXPLORATION LLC	11/28/2007	1098	15	I-2008-001403	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, & E/2 NW/4 LTD TO SURFACE TO BASE OF DES MOINES FM
OK3200489-029	OK	WASHITA	BOULTON, DOROTHY LOUISE	CHESAPEAKE EXPLORATION LLC	11/28/2007	1096	720	I-2008-000897	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, & E/2 NW/4 LTD TO SURFACE TO BASE OF DES MOINES FM

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200489-030	OK	WASHITA	GOERINGER, JON	CHESAPEAKE EXPLORATION LLC	2/21/2008	1103	661	I-2008-003211	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 17,080’
OK3200489-031	OK	WASHITA	VAN DUYNE, ROSALIE	CHESAPEAKE EXPLORATION LLC	2/21/2008	1103	664	I-2008-003212	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 17,080’
OK3200489-032	OK	WASHITA	GOERINGER, GARY	CHESAPEAKE EXPLORATION LLC	2/21/2008	1104	186	I-2008-003421	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 17,080’
OK3200489-033	OK	WASHITA	GOERINGER, RONALD	CHESAPEAKE EXPLORATION LLC	2/21/2008	1104	189	I-2008-003422	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 17,080’
OK3200489-034	OK	WASHITA	NORRIS, LINDA C, HEIR OF LEONA FLEMISTER, DECEASED	CHESAPEAKE EXPLORATION LLC	3/4/2008	1104	372	I-2008-003505	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-035	OK	WASHITA	INTEMANN, WAYNE L, HEIR OF LEONA FLEMISTER, DECEASED	CHESAPEAKE EXPLORATION LLC	3/4/2008	1104	372	I-2008-003508	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-036	OK	WASHITA	GOERINGER, ALICE REVOCABLE LIVING TRUST DTD 10/22/99	CHESAPEAKE EXPLORATION LLC	3/3/2008	1106	121	I-2008-004161	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-037	OK	WASHITA	GOERINGER, ERVIN E REVOCABLE LIVING TRUST DTD 10/22/99	CHESAPEAKE EXPLORATION LLC	3/3/2008	1106	124	I-2008-004162	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-038	OK	WASHITA	GOERINGER, HELEN JEAN, HEIR OF LEONA FLEMISTER	CHESAPEAKE EXPLORATION LLC	3/4/2008	1104	377	I-2008-003507	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-039	OK	WASHITA	BARBER, JANICE F/K/ A JANICE ZERBY	CHESAPEAKE EXPLORATION LLC	2/21/2008	1106	127	I-208-004163	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 A/D/A NW/4 SURFACE TO 17,080’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200489-040	OK	WASHITA	ELLISON, JEANETTE K, HEIR OF LEONA FLEMISTER, DECEASED	CHESAPEAKE EXPLORATION LLC	3/4/2008	1106	118	I-2008-004160	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-041	OK	WASHITA	GOERINGER, MICHAEL, HEIR OF EUGENE FLEMISTER, DECEASED	CHESAPEAKE EXPLORATION LLC	3/4/2008	1106	115	I-2008-004159	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-042	OK	WASHITA	VAN DUYNE, CHERYL A/ K/A CHERY VAN DUYNE	CHESAPEAKE EXPLORATION LLC	2/21/2008	1106	112	I-2008-004158	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 A/D/A NW/4 SURFACE TO 17,080’
OK3200489-043	OK	WASHITA	RAMSEY, ROBIN	CHESAPEAKE EXPLORATION LLC	2/21/2008	1106	130	I-2008-004164	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 17,080’
OK3200489-044	OK	WASHITA	FRERICHS, DAVID, HEIR OF LEONA FLEMISTER, DECEASED	CHESAPEAKE EXPLORATION LLC	3/4/2008	1106	109	I-2008-004157	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-045	OK	WASHITA	GALBRAITH, KAREN, F/K/ A KAREN COTTRELL	CHESAPEAKE EXPLORATION LLC	2/21/2008	1107	910	I-2008-004834	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 17,080’
OK3200489-046	OK	WASHITA	INTEMANN, OLINDA I	CHESAPEAKE EXPLORATION LLC	3/4/2008	1108	729	I-2008-005156	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-048	OK	WASHITA	GOERINGER, STEVE, HEIR OF LEONA FLEMISTER, DECEASED	CHESAPEAKE EXPLORATION LLC	3/31/2008	1108	732	I-208-005157	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-049	OK	WASHITA	GOERINGER, STEVE KEITH, HEIR OF EUGENE GOERINGER, DECD	CHESAPEAKE EXPLORATION LLC	3/31/2008	1108	735	I-2008-005158	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-050	OK	WASHITA	GOERINGER, HELEN JEAN, HEIR OF EUGENE GOERINGER, DECD	CHESAPEAKE EXPLORATION LLC	3/31/2008	1107	916	I-2008-004836	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-051	OK	WASHITA	GOERINGER, MICHAEL JAMES, HEIR OF EUGENE GOERINGER	CHESAPEAKE EXPLORATION LLC	3/31/2008	1110	924	I-2008-005947	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200489-052	OK	WASHITA	GOERINGER, GREGORY LYNN	CHESAPEAKE EXPLORATION LLC	3/31/2008	1108	745	I-2008-005161	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4, A/D/A NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200500-001	OK	WASHITA	REGIER, CHARLES R & KATHY	CHESAPEAKE EXPLORATION LP	4/10/2007	1069	744	I-2007-004867	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOT 3 & LOT 4 AND E/2 SW/4
OK3200500-002	OK	WASHITA	REGIER, DALE G & PHYLLIS M REV TR	CHESAPEAKE EXPLORATION LP	4/10/2007	1069	740	I-2007-004866	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOT 3 & LOT 4 AND E/2 SW/4
OK3200672-000	OK	WASHITA	ROSE, STANLEY	CHESAPEAKE EXPLORATION LLC	8/22/2007	1085	18	I-2007-010305	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NE/4 LTD TO 17,080’
OK3200754-001	OK	WASHITA	MORGAN, MICHAEL DAVID & GRETTA SUZANNE	CHESAPEAKE EXPLORATION LLC	11/19/2007	1143	143	I-2009-005352	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: SE/4
OK3200754-002	OK	WASHITA	BURNETT, JOHN R & DEANE	CHESAPEAKE EXPLORATION LLC	11/19/2007	1180	899	I-2010-007966 (CORRECTED)	011N	016W	0031	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 31: SE/4
OK9270168-001	OK	WASHITA	TAYLOR, BILL E & ELEANOR L FAMILY TRUST	CHESAPEAKE EXPLORATION LLC	7/15/2008	1121	559	I-2008-009986	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES FM
OK9270168-003	OK	WASHITA	TAYLOR, LOUIS E	CHESAPEAKE EXPLORATION LLC	3/7/2008	1108	212	I-2008-004974	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK9270168-004	OK	WASHITA	SCHULZ, DIANA T	CHESAPEAKE EXPLORATION LLC	3/7/2008	1108	741	I-2008-005160	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK9270168-006	OK	WASHITA	SCHULZ, MICHAEL K	CHESAPEAKE EXPLORATION LLC	3/7/2008	1108	204	I-2008-004972	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK9270168-008	OK	WASHITA	SCHULZ, MARK N	CHESAPEAKE EXPLORATION LLC	3/7/2008	1108	208	I-2008-004973	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK9270168-009	OK	WASHITA	VICKERS, REBECCA ANN, NEE REBECCA ANN HUNZINGER	CHESAPEAKE EXPLORATION LLC	7/24/2008	1118	618	I-2008-008646	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4
OK9270168-010	OK	WASHITA	HUNZICKER, FREDERICK WILLIAM IREV TRUST	CHESAPEAKE EXPLORATION LLC	7/30/2008	1121	557	I-2008-009985	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4
OK9270168-013	OK	WASHITA	BICKELMANN, CYNTHIA E, F/ K/A CYNTHIA E TAYLOR	CHESAPEAKE EXPLORATION LLC	7/15/2008	1121	563	I-2008-009987	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES FM
OK9270168-014	OK	WASHITA	OCC #568832/CD #200901490	COI-CELLC	7/6/2009	1161	50	I-2010-001282	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: ALL LTD TO PERMIAN, VIRGILIAN, MISSOURIAN, AND DES MOINES

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270168-015	OK	WASHITA	GOERINGER, DANNIE	QUESTAR EXPLORATION & PRODUCTION CO	6/12/2008	1110	999	I-2008-005974	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1,2, E/2 NW/4 (A.K.A NW/4)
OK9270168-016	OK	WASHITA	GLASSCOCK, DANA L	QUESTAR EXPLORATION & PRODUCTION CO	6/12/2008	1112	227	I-2008-006461	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1,2, E/2 NW/4 (A.K.A NW/4)
OK9270168-017	OK	WASHITA	GOERINGER, LINDA ANN	QUESTAR EXPLORATION & PRODUCTION CO	6/12/2008	1112	341	I-2008-006504	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1,2, E/2 NW/4 (A.K.A NW/4)
OK9270168-018	OK	WASHITA	KINNIBURGH, MARY ALICE	QUESTAR EXPLORATION & PRODUCTION CO	6/9/2008	1117	627		011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4, E/2 SE/4
OK9270168-019	OK	WASHITA	HUNZICKER, WALTER THOMAS	QUESTAR EXPLORATION & PRODUCTION CO	6/9/2008	1116	240	I-2008-007664	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4, E/2 SE/4 (A.K.A. SE/4)
OK3200471-001	OK	WASHITA	MCCORMICK, BARBARA A	CHESAPEAKE EXPLORATION LP	3/28/2007	1068	772	I-2007-004500	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: E/2 SW/4
OK3200471-002	OK	WASHITA	HOWE II, EUGENE MASON	CHESAPEAKE EXPLORATION LP	3/28/2007	1072	838	I-2007-005970	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: SW/4
OK3200492-001	OK	WASHITA	MCCORMICK, BARBARA ANN HOWE REVOCABLE TRUST	CHESAPEAKE EXPLORATION LP	3/28/2007	1069	386	I-2007-004736	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: W/2 SW/4
OK3200493-007	OK	WASHITA	WILLIAMSON, MARYLIN JEAN LIVING TR	CHESAPEAKE EXPLORATION LP	4/9/2007	1070	749	I-2007-005217	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: NW/4, N/2 SE/4
OK3200493-019	OK	WASHITA	JOHNSON, TOM MICHAEL	CHESAPEAKE EXPLORATION LLC	4/11/2008	1108	756	I-2008-005166	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: NW/4, N/2 SE/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES FM.
OK3200493-020	OK	WASHITA	RHODES, NANCY LEA	CHESAPEAKE EXPLORATION LLC	4/11/2008	1108	762	I-2008-005168	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: NW/4, N/2 SE/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES FM.
OK3200493-021	OK	WASHITA	MJ & E, LLC, OKLAHOMA LIMITED LIABILITY COMPANY	CHESAPEAKE EXPLORATION LLC	4/11/2008	1108	759	I-2008-005167	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: NW/4, N/2 SE/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES FM.
OK3200493-022	OK	WASHITA	HARMON, PEARL M & JULIA J FOUNDATION, INC	CHESAPEAKE EXPLORATION LLC	4/25/2008	1108	754	I-2008-005165	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: N/2 SE/4
OK9270117-001	OK	WASHITA	GOERINGER, LEO KEITH	CHESAPEAKE EXPLORATION LLC	2/14/2008	1099	341	I-2008-001864	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: NE/4 SURFACE TO 17,205’
OK9270117-002	OK	WASHITA	GOERINGER, WALTER ROSS & DIANE	CHESAPEAKE EXPLORATION LLC	2/14/2008	1099	350	I-2008-001867	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: NE/4 SURFACE TO 17,205’
OK9270232-001	OK	WASHITA	BIA 14-20-205-14207	CHESAPEAKE EXPLORATION LLC	3/6/2008	1119	527	I-2008-009005	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: S/2 SE/4
OK9270383-000	OK	WASHITA	OCC #567975/CD #200901211	COI & CELLC, APPLICANTS	5/28/2009				011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: ALL LIMITED TO THE PERMIAN, VIRGILIAN, MISSOURIAN AND DES MOINES COMMON SOURCES OF SUPPLY
OK9270253-001	OK	WASHITA	SISNEY, ROBIN J F/ K/A MARTIN	CROW CREEK ENERGY, LLC	10/15/2005	1024	99	I-2005-008372	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: SW/4
OK9270253-002	OK	WASHITA	LOBLEY, ROWENA & JERRY	CROW CREEK ENERGY, LLC	9/27/2005	1020	973	I-2005-007139	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270253-003	OK	WASHITA	TRIANGLE ROYALTY CORPORATION	CROW CREEK ENERGY, LLC	9/13/2005	1021	885	I-2005-007478	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: SW/4
OK9270253-004	OK	WASHITA	SHEETS, AILEEN KWAI-SIM	CROW CREEK ENERGY, LLC	9/27/2005	1023	695	I-2005-008212	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: SW/4
OK9270253-005	OK	WASHITA	REINSCHMIEDT, LARRY	CROW CREEK ENERGY, LLC	9/28/2005	1020	975	I-2005-007140	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: SE/4
OK9270253-006	OK	WASHITA	SAWATZKY, A REV TR DTD 3/18/98, ALNITA SAWATZKY, TRST	CROW CREEK ENERGY, LLC	9/28/2005	1021	541	I-2005-007360	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: LOTS 3, 4, S/2 NW/4, SW/4
OK9270253-007	OK	WASHITA	RJL INVESTMENTS LTD PARTNERSHIPS I	CROW CREEK ENERGY, LLC	9/28/2005	1021	539	I-2005-007359	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: LOTS 1, 2, S/2 NE/4, LOTS 3, 4, S/2 NW/4, SW/4, SE/4
OK3200674-001	OK	WASHITA	BELTER, CHARLES LEROY	CROW CREEK ENERGY, LLC	9/24/2005	1021	543	I-2005-007361	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 6, NE/4 SW/4, N/2 SE/4
OK3200674-002	OK	WASHITA	BELTER, GARY M	CROW CREEK ENERGY, LLC	9/24/2005	1021	545	I-2005-007362	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 6, NE/4 SW/4, N/2 SE/4
OK3200701-001	OK	WASHITA	COLE II, VICTOR LOUIS, HEIR OF SANDRA J LITTKE COLE	CHESAPEAKE EXPLORATION LLC	10/8/2007	1090	469	I-2007-012272	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4 LTD TO 17,150’
OK3200701-002	OK	WASHITA	SHEPPARD, NANCY J & KERMET	CROW CREEK ENERGY, LLC	10/17/2005	1022	1030	I-2005-007958	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-003	OK	WASHITA	DICK, AROLENE J & GILBERT	CROW CREEK ENERGY, LLC	10/17/2005	1022	1032	I-2005-007959	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-004	OK	WASHITA	LITTKE, RUBEN B LIVING TR DTD 06/04/97	CROW CREEK ENERGY, LLC	10/17/2005	1023	327	I-2005-008082	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-005	OK	WASHITA	SCHNEIDER, BENNIE RUE & PHIL	CROW CREEK ENERGY, LLC	10/17/2005	1023	324	I-2005-008081	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-006	OK	WASHITA	LITTKE, OLLIE EVELYN LIV TR DTD 06/04/97	CROW CREEK ENERGY, LLC	10/17/2005	1023	321	I-2005-008080	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-007	OK	WASHITA	BALZER, RAYMA J & JIMMY	CROW CREEK ENERGY, LLC	10/17/2005	1022	1028	I-2005-007957	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-008	OK	WASHITA	LITTKE, PATRICIA ANN	CROW CREEK ENERGY, LLC	10/17/2005	1022	1026	I-2005-007956	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-009	OK	WASHITA	LITTKE, MELISSA TR, PATRICIA LITTKE TRST	CROW CREEK ENERGY, LLC	10/17/2005	1022	1024	I-2005-007955	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-010	OK	WASHITA	GODFREY, JAY DOUGLAS	PENN VIRGINIA MC ENERGY, LLC	4/21/2008	1117	256	I-2008-008189	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4 A/D/A S/2 S/2
OK3200701-011	OK	WASHITA	GODFREY, BRETT BENJAMIN	PENN VIRGINIA MC ENERGY, LLC	4/21/2008	1117	258	I-2008-008190	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4, A/D/A S/2 S/2
OK9270004-001	OK	WASHITA	LITTKE, RAYMOND AND JUNE	CROW CREEK ENERGY, LLC	10/17/2005	1022	1021	I-2005-007954	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK9270275-001	OK	WASHITA	WEIL, ALLAN L & ELWINNA	CROW CREEK ENERGY, LLC	10/7/2005	1022	959	I-2005-007922	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 3-5, SE/4 NW/4
OK9270275-002	OK	WASHITA	WEIL, DWAIN R & RHONDA	CROW CREEK ENERGY, LLC	10/7/2005	1022	955	I-2005-007920	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 3-5, SE/4 NW/4
OK9270275-003	OK	WASHITA	COURNEYA, EDNA M A/K/A EDNA MAE COURNEYA	CROW CREEK ENERGY, LLC	10/18/2005	1022	950	I-2005-007918	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 3-5, SE/4 NW/4
OK9270275-004	OK	WASHITA	MCMILLEN, LUVERNE E	CROW CREEK ENERGY, LLC	10/18/2005	1022	947	I-2005-007917	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 3-5, SE/4 NW/4
OK9270276-001	OK	WASHITA	REINSCHMIEDT, LARRY	CROW CREEK ENERGY, LLC	9/28/2005	1021	419	I-2005-007307	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 1-2, S/2 NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270276-002	OK	WASHITA	RJL INVESTMENTS LIMITED PTRNSHP	CROW CREEK ENERGY, LLC	9/28/2005	1021	417	I-2005-007306	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 1-2, S/2 NE/4
OK9270277-001	OK	WASHITA	OCC #556807/CD #200803591	COI-CELLC	7/17/2008				011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: ALL LTD TO VIRGILIAN, MISSOURIAN, DES MOINES COMMON SOURCES OF SUPPLY
OK3200497-001	OK	WASHITA	RJL INVESTMENT LTD PARTNERSHIP I	CHESAPEAKE EXPLORATION LP	4/10/2007	1021	415		011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4 LTD TO 17,130’
OK3200497-002	OK	WASHITA	PANKRATZ, GLADYS MARIE AND HERMAN DWAYNE	CROW CREEK ENERGY, LLC	10/12/2005	1021	892	I-2005-007482	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4, L/E RAILROAD RIGHT-OF-WAY
OK3200497-003	OK	WASHITA	MOORE, MARSHA D	CROW CREEK ENERGY, LLC	10/17/2005	1022	102	I-2005-007577	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4, L/E RAILROAD RIGHT-OF-WAY
OK3200497-004	OK	WASHITA	ROSS, WALTER R	CROW CREEK ENERGY, LLC	10/17/2005	1022	100	I-2007-007576	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4, L/E RAILROAD RIGHT-OF-WAY
OK3200497-005	OK	WASHITA	REINSCHMIEDT, YNEZ, ET AL	CROW CREEK ENERGY, LLC	10/12/2005	1022	398	I-2005-007692	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4, L/E RAILROAD RIGHT-OF-WAY
OK3200497-006	OK	WASHITA	REINSCHMIEDT, DONALD RAY AND ZULLY, ET AL	CROW CREEK ENERGY, LLC	10/12/2005	1022	402	I-2005-007693	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4, L/E RAILROAD RIGHT-OF-WAY
OK3200497-007	OK	WASHITA	HOWARD, EDNA DELORES & DONALD	CROW CREEK ENERGY, LLC	10/12/2005	1021	735	I-2005-007432	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4
OK3200497-008	OK	WASHITA	DICK, VERA LEE & PAUL E	CROW CREEK ENERGY, LLC	10/12/2005	1021	739	I-2005-007434	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4
OK3200497-009	OK	WASHITA	ROSS, CLARA MARIE	CROW CREEK ENERGY, LLC	10/12/2005	1021	733	I-2005-007431	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4
OK3200497-010	OK	WASHITA	REINSCHMIEDT, JOHN	CROW CREEK ENERGY, LLC	10/12/2005	1021	737	I-2005-007433	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4
OK3200497-011	OK	WASHITA	NEUMAN, LILLIAN & JOHN	CROW CREEK ENERGY, LLC	10/12/2005	1022	407	I-2005-007695	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4
OK3200570-001	OK	WASHITA	EPPERSON, EILEEN	CHESAPEAKE EXPLORATION LP	5/3/2007	1104	359	CORRECTION	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SE/4
OK3200570-002	OK	WASHITA	WESSNER, RONALD L	CROW CREEK ENERGY, LLC	10/17/2005	1022	98	I-2005-007575	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: N/2 NW/4, L/E THE RR ROW, NW/4 NE/4, S/2 NE/4, E/2 SE/4, W/2 SE/4, S/2 NW/4, L/E RR ROW
OK3200570-003	OK	WASHITA	PHELPS, ANDREW RUSSELL	CHESAPEAKE EXPLORATION LLC	10/19/2007	1092	924	I-2007-013035	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SE/4
OK3200570-004	OK	WASHITA	PHELPS, CAROL	CHESAPEAKE EXPLORATION LP	5/3/2007	1099	384	I-2008-001882	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: E/2 SE/4
OK3200570-005	OK	WASHITA	SMITH, GAIL PHELPS	CHESAPEAKE EXPLORATION LP	5/3/2007	1098	445	I-2008-001565	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: E/2 SE/4
OK3200570-007	OK	WASHITA	WESSNER, CHARLES R	CROW CREEK ENERGY, LLC	10/17/2005	1022	154	I-2005-007595	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: N/2 NW/4, NW/4 NE/4, S/2 NE/4, E/2 SE/4, W/2 SE/4, S/2 NW/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK3200570-008	OK	WASHITA	JONES, KRISTA M	CROW CREEK ENERGY, LLC	10/25/2005	1023	332	I-2005-008084	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: N/2 NW/4, NW/4 NE/4, S/2 NE/4, E/2 SE/4, W/2 SE/4, S/2 NW/4, AS MORE FULLY DESCRIBED IN SAID LEASE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200570-009	OK	WASHITA	FORD OIL & GAS TRUST	CROW CREEK ENERGY, LLC	10/25/2005	1023	181	I-2005-008037	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: N/2 NW/4, NW/4 NE/4, S/2 NE/4, E/2 SE/4, W/2 SE/4, S/2 NW/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK3200570-010	OK	WASHITA	JONES, JOE R	CROW CREEK ENERGY, LLC	10/25/2005	1023	930	I-2005-008298	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: N/2 NW/4, NW/4 NE/4, S/2 NE/4, E/2 SE/4, W/2 SE/4, S/2 NW/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK3200570-011	OK	WASHITA	GARRISON, GRETCHEN L	CROW CREEK ENERGY, LLC	11/8/2005	1023	928	I-2005-008297	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: N/2 NW/4, NW/4 NE/4, S/2 NE/4, E/2 SE/4, W/2 SE/4, S/2 NW/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK3200570-012	OK	WASHITA	KEENAN, THOMPSON & JANICE TRUST DTD 5/5/03	CROW CREEK ENERGY, LLC	10/20/2005	1022	405	I-2005-007694	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NE/4
OK3200570-013	OK	WASHITA	KEENAN, ALLEN C	CROW CREEK ENERGY, LLC	10/20/2005	1023	330	I-2005-008083	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NE/4
OK3200570-014	OK	WASHITA	KEENAN, BARRY STUART	JMA ENERGY COMPANY, LLC	4/16/2006	1040	62	I-2006-005316	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NE/4, S/2 NW/4, LESS RAILROAD ROW
OK3200570-015	OK	WASHITA	BRADY, CONSTANCE KEENAN	JMA ENERGY COMPANY, LLC	4/19/2006	1037	279	I-2006-004254	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NE/4, S/2 NW/4, LESS RAILROAD ROW
OK3200570-016	OK	WASHITA	KEENAN, RICHARD S	JMA ENERGY COMPANY, LLC	4/19/2006	1037	283	I-2006-004256	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NE/4, S/2 NW/4, LESS RAILROAD ROW
OK3200570-017	OK	WASHITA	RICHMOND, VIRGINIA D	JMA ENERGY COMPANY, LLC	4/19/2006	1037	281	I-2006-004255	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NE/4, S/2 NW/4, LESS RAILROAD ROW
OK3200570-018	OK	WASHITA	BEVERLY OIL COMPANY	JMA ENERGY COMPANY, LLC	3/8/2006	1032	463	I-2006-002342	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NW/4 NE/4, E/2 SE/4, N/2 NW/4 LESS RAILROAD ROW
OK5129404-001	OK	WASHITA	ST/OK - CLO CS-25328	CHESAPEAKE EXPLORATION LP	1/31/2006	1030	1021	I-2006-001795	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NW/4 LESS 10.46 ACRES FOR RAILROAD COVERS FROM SURFACE TO BASE OF THE DES MOINES GRANITE WASH FM
OK5129404-002	OK	WASHITA	KEENAN, THOMPSON & JANICE M TRUST DTD 5/5/03	CROW CREEK ENERGY, LLC	10/20/2005	1022	156	I-2005-007596	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NW/4, L/E RR ROW
OK5129404-003	OK	WASHITA	KEENAN, ALLEN C	CROW CREEK ENERGY, LLC	10/20/2005	1023	183	I-2005-008038	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NW/4, L/E RR ROW
OK5129405-001	OK	WASHITA	ST/OK - CLO CS-25327	CHESAPEAKE EXPLORATION LP	1/31/2006	1030	1024	I-2006-001796	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NW/4 NE/4, S/2 NE/4 COVERS FROM SURFACE TO BASE OF THE DES MOINES GRANITE WASH FM
OK9270122-001	OK	WASHITA	MIRTZ, BENJAMIN F & GWENDOLYN	CROW CREEK ENERGY, LLC	10/12/2005	1021	894	I-2005-007483	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NE/4 NE/4
OK9270122-002	OK	WASHITA	SANDERS, LEONA & ERNEST	CROW CREEK ENERGY, LLC	10/12/2005	1022	96	I-2005-007574	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NE/4 NE/4
OK9270122-003	OK	WASHITA	DUDGEON, MARILYN KAY	CROW CREEK ENERGY, LLC	10/27/2005	1022	953	I-2005-007919	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NE/4 NE/4
OK9270122-004	OK	WASHITA	MUELLER, DARROLD JOHN & ELAINE	CROW CREEK ENEGY, LLC	10/27/2005	1024	690	I-2005-008572	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NE/4 NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270185-000	OK	WASHITA	OCC #549528/CD #200708233	COI/CELLC	1/31/2008				011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: ALL, COVERS ALL RIGHTS TO THE TONKAWA, MISSOURIAN GRANITE WASH & DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY
OK3200631-001	OK	WASHITA	MIRTZ, GWENDOLYN AND BENJAMIN F	FLATLANDS LAND COMPANY	6/21/2004	992	537	I-2004-006124	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4, N/2 NW/4, SE/4 NW/4
OK3200631-002	OK	WASHITA	DUDGEON, MARILYN KAY AND JERRY	FLATLANDS LAND COMPANY	7/12/2004	992	539	I-2004-006125	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4, N/2 NW/4, SE/4 NW/4
OK3200631-003	OK	WASHITA	MUELLER, DARROLD JOHN	FLATLANDS LAND COMPANY	8/27/2004	995	378	I-2004-007098	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: N/2 NW/4, SE/4 NW/4, SW/4
OK9270131-001	OK	WASHITA	STEIGMAN, GILBERT LELAND & VIOLA	FLATLANDS LAND COMPANY	8/27/2004	995	380	I-2004-007099	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SE/4
OK9270132-001	OK	WASHITA	SANDERS, LEONA & ERNEST	FLATLANDS LAND COMPANY	6/21/2004	992	535	I-2004-006123	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4, N/2 NW/4, SE/4 NW/4
OK9270133-001	OK	WASHITA	GARRISON, GRETCHEN	JMA ENERGY COMPANY, LLC	2/20/2006	1033	658	I-2006-002814	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4 NW/4
OK9270133-002	OK	WASHITA	BARTLETT, MARY, BEVERLY OIL COMPANY	JMA ENERGY COMPANY, LLC	2/13/2006	1031	79	I-2006-001821	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4 NW/4
OK9270133-003	OK	WASHITA	FORD OIL & GAS TRUST	JMA ENERGY COMPANY, LLC	12/30/2005	1027	731	I-2006-000744	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4 NW/4
OK9270133-004	OK	WASHITA	ST/OK - CS-25459	JMA ENERGY COMPANY, LLC	4/3/2006	1038	876	I-2006-004827	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4 NW/4 LTD TO THE DES MOINES GRANITE WASH (12,398’)
OK9270134-001	OK	WASHITA	WHITE, HARVEY E ENTERPRISES, INC	JMA ENERGY COMPANY, LLC	8/29/2005	1019	69	I-2005-006433	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: NE/4
OK9270178-001	OK	WASHITA	OCC #527122/CD #200601805 (OT)	JMA ENERGY COMPANY, LLC	7/17/2006			527122	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: ALL
OK3200409-001	OK	WASHITA	ROSE, STANLEY CHARLES S/P/A STANLEY ROSE	CHESAPEAKE EXPLORATION LP	1/8/2007	1061	137	I-2007-001628	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: NE/4
OK3200409-002	OK	WASHITA	DRECHSLER, IRETTA ANN & ROBERT J	PETROLEUM DEVELOPMENT COMPANY	9/1/2004	996	275	I-2004-007426	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: NE/4
OK3200452-001	OK	WASHITA	SAWATZKY, RAY P AND JANET	CHESAPEAKE EXPLORATION LP	2/13/2007	1063	914	I-2007-002629	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: SW/4
OK3200452-002	OK	WASHITA	REINSCHMIEDT, LEON	HARVEY E WHITE ENTERPRISES	9/24/2003	971	662	5663	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: SW/4
OK5129396-000	OK	WASHITA	STEHR, HULDA	CHESAPEAKE EXPLORATION LP	2/9/2006	1031	563	I-2006-001993	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: NW/4
OK9270101-001	OK	WASHITA	MATZ, PERRY JOE & DEBBIE	PETROLEUM DEVELOPMENT COMPANY	2/15/2005	1004	501	I-2005-001001	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: SE/4
OK9270101-002	OK	WASHITA	MATZ, RICHARD D & CAROL	PETROLEUM DEVELOPMENT COMPANY	2/3/2005	1004	504	I-2005-001002	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: SE/4
OK9270101-003	OK	WASHITA	PFEIFFER, MAURINE	PETROLEUM DEVELOPMENT COMPANY	2/4/2005	1004	755	I-2005-001092	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: SE/4
OK9270101-004	OK	WASHITA	SIMS, STEVEN M	PENN VIRGINIA MC ENERGY, LLC	5/25/2007	1028	245		011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: SE/4, SURFACE TO THE TOP OF THE ATOKA FORMATION LTD TO 16,683’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200373-001	OK	WASHITA	ROSE, STANLEY	CHESAPEAKE EXPLORATION LP	6/28/2006	1043	1005	I-2006-006685	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4 SURFACE TO 17,000’
OK3200373-002	OK	WASHITA	RICHERS, KENNETH HERMAN	CHESAPEAKE EXPLORATION LLC	8/29/2007	1085	70	I-2007-010325	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4 LTD TO 17,000’
OK3200373-003	OK	WASHITA	WORKMAN, CHARLES	CHESAPEAKE EXPLORATION LLC	8/28/2007	1086	1010	I-2007-010978	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4 LTD TO 17,000’
OK3200373-004	OK	WASHITA	KRIEN, DANNY	CHESAPEAKE EXPLORATION LLC	8/28/2007	1086	988	I-2007-010969	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK3200373-005	OK	WASHITA	TAFOYA, JOANN G	CHESAPEAKE EXPLORATION LLC	8/28/2007	1086	995	I-2007-010972	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4 LTD TO 17,000’
OK3200373-006	OK	WASHITA	EDWARDS, JANICE M	CHESAPEAKE EXPLORATION LLC	8/28/2007	1086	296	I-2007-010716	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4 LTD TO 17,000’
OK3200687-000	OK	WASHITA	SMITH, GLEN REV TR DTD 4/30/1991, BETTY SMITH, TRST	CHESAPEAKE EXPLORATION LP	8/23/2007	1085	719	I-2007-010542	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: S/2 SW/4 LTD TO 17,000’
OK3200706-001	OK	WASHITA	SMITH, ELMER TR DTD 1/13/1992, ELMER SMITH, TRST	CHESAPEAKE EXPLORATION LP	8/29/2007	1085	715	I-2007-010539	011N	017W	0014

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 14: N/2 SW/4, PROVIDED THAT, THERE IS EXCEPTED FROM THIS LEASE 20 NET MINERAL ACRES OWNED BY LESSOR, IT BEING THE INTENT OF THE PARTIES THAT LESSOR IS LEASING 60.00 NET MINERAL ACRES HEREBY

LTD TO 16,900’

OK5127231-001	OK	WASHITA	KAYSER, HILDA A 1992 REVOCABLE TRUST	PENN VIRGINIA MC ENERGY, LLC	6/6/2007	1077	960	I-2007-007775	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4 LTD TO 17,000
OK5129394-001	OK	WASHITA	WEIMER LTD, AN OK LIMITED PARTNERSHIP	CHESAPEAKE EXPLORATION LP	3/16/2006	1036	284	I-2006-003840	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: E/2 NE/4, W/2 NE/4
OK5129394-002	OK	WASHITA	SIMMONS, MARGARET LEE, A/K/A MARGARET LEE URI	CHESAPEAKE EXPLORATION LP	6/7/2006	1042	949	I-2006-006313	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: E/2 NE/4, W/2 NE/4
OK5129394-003	OK	WASHITA	URI, BOBBIE GWEN A/K/A BOBBY GWEN URI	CHESAPEAKE EXPLORATION LP	6/13/2006	1043	1008	I-2006-006686	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: E/2 NE/4, W/2 NE/4
OK5129394-004	OK	WASHITA	TAYLOR, DIANNA LEE & DALE H	CHESAPEAKE EXPLORATION LP	6/19/2007	1074	495	I-2007-006516	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: W/2 NE/4 LTD TO 17,000
OK5129394-005	OK	WASHITA	MILLER, FARRELL DEAN & CONNIE A	ROBERTSON	6/19/2007	1074	498		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: W/2 NE/4 LTD TO 17,000
OK5129394-006	OK	WASHITA	MAH HOLDINGS, LLC	PENN VIRGINIA MC ENERGY, LLC	6/13/2007	1075	681		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-007	OK	WASHITA	SCULLY, BETTY O’HARA	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	683		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4
OK5129394-008	OK	WASHITA	O’HARA, CAROLYN S	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	686		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4
OK5129394-009	OK	WASHITA	POWELL, TAMARA	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	689		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129394-010	OK	WASHITA	CHIARODO, MARY O’HARA LIV TR UNDER AGREEMENT DTD 7/6/04	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	691		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4
OK5129394-011	OK	WASHITA	CAILE, JANET F	PENN VIRGINIA MC ENERGY. LLC	6/12/2007	1075	694		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4
OK5129394-012	OK	WASHITA	BARTEL, VICKI SUE	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	697		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4
OK5129394-013	OK	WASHITA	INTERMANN, WELEDA ELFREDA	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	700		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-014	OK	WASHITA	JANZEN, ELIZABETH SUZANNE	PENN VIRGINIA MC ENERGY, LLC	6/13/2007	1075	702		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4
OK5129394-016	OK	WASHITA	SAWYER, DEANN C	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	707		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-017	OK	WASHITA	MOSER, CALVIN	PENN VIRGINIA MC ENERGY, LLC	6/14/2007	1075	709		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-018	OK	WASHITA	BUEHLER, WILLIAM	PENN VIRGINIA MC ENERGY, LLC	6/27/2007	1079	595		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-019	OK	WASHITA	BUEHLER, DONALD	PENN VIRGINIA MC ENERGY, LLC	6/26/2007	1079	598		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-020	OK	WASHITA	BUEHLER, HAROLD	PENN VIRGINIA MC ENERGY, LLC	6/26/2007	1079	601		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-021	OK	WASHITA	URI, NIKKI ANGEL	PENN VIRGINIA MC ENERGY, LLC	6/7/2007	1083	674		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NE/4
OK5129394-022	OK	WASHITA	FAIRWAY MINERALS COMPANY	PENN VIRGINIA MC ENERGY, LLC	8/13/2007	1084	4		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NE/4
OK5129394-023	OK	WASHITA	DOGGETT, BONNIE	PENN VIRGINIA MC ENERGY, LLC	7/24/2007	1093	1		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-024	OK	WASHITA	ZUEGE, VICTORIA A/ K/A VICTORIA CLAPPER	PENN VIRGINIA MC ENERGY, LLC	7/24/2007	1093	3		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK9270186-000	OK	WASHITA	OCC #549145/CD #200708240	COI/CELLC	1/22/2008				011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: ALL, COVERING THE VIRGILIAN, TONKAWA, MISSOURIAN GRANITE WASH, CLEVELAND & DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY
OK9270384-000	OK	WASHITA	SMITH, ELMER SMITH TRUST DTD 1/13/92, ELMER SMITH, TRUSTEE	CHRIS STEHR	1/28/2008	1097	190		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: N/2 SW/4
A00417-3105	OK	WASHITA	ST LOUIS- SAN FRANCISCO RAILWAY COMPANY	ARGOSY CORPORATION	11/10/1980	570	653		011N	017W	0015

INSOFAR AS TO LESSOR’S ONE HUNDRED FOOT (100’) WIDE RIGHT OF WAY, THAT IS, FIFTY FEET (50’) ON EACH SIDE OF THE CENTER LINE OF LESSOR’S MAIN TRACK AS SAME IS NOW LOCATED OVER AND ACROSS SECTION 15-11N-17W

Sec. 15-11N-17W

OK3200363-001	OK	WASHITA	BURRIS, CATHERINE J	CHESAPEAKE EXPLORATION LP	9/14/2006	1051	227	I-2006-009486	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-002	OK	WASHITA	EASON, DOUGLAS	CHESAPEAKE EXPLORATION LP	9/8/2006	1048	106		011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-003	OK	WASHITA	MEARS, ALTA GIVENS REV TR DTD 12/30/1991	CHESAPEAKE EXPLORATION LP	9/6/2006	1048	102	I-2006-008323	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-004	OK	WASHITA	MILUM FAMILY TRUST DATED 12/30/1991	CHESAPEAKE EXPLORATION LP	9/6/2006	1048	104	I-2006-008324	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-005	OK	WASHITA	MEARS, JUSTIN LEE ESTATE	CHESAPEAKE EXPLORATION LP	9/6/2006	1054	236	I-2006-010648	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200363-006	OK	WASHITA	LANOUETTE FAMILY 1998 TR DTD 8/3/1998	CHESAPEAKE EXPLORATION LP	10/24/2006	1056	646	I-2006-011474	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-007	OK	WASHITA	HILL, ALICE LORRAINE LIVING TR DTD 5/8/92	CHESAPEAKE EXPLORATION LP	11/29/2006	1059	761	I-2007-001077	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-008	OK	WASHITA	FLETCHER, FRED	CHESAPEAKE EXPLORATION LP	5/9/2007	1079	25	I-2007-008154	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-009	OK	WASHITA	MOORE, ANNA MARIE	JMA ENERGY COMPANY, LLC	2/17/2006	1033	71	I-2006-002596	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-010	OK	WASHITA	BOX, CYNTHIA ANN GRAVITT	JMA ENERGY COMPANY, LLC	1/20/2006	1031	84	I-2006-001823	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-011	OK	WASHITA	LAUZON, EVA DARLENE	JMA ENERGY COMPANY, LLC	9/19/2005	1020	532	I-2006-006982	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-013	OK	WASHITA	GRAVITT, JOHN LEE	JMA ENERGY COMPANY, LLC	2/17/2006	1033	75	I-2006-002598	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-014	OK	WASHITA	MEARS, STANLEY MICHAEL	JMA ENERGY COMPANY, LLC	3/2/2006	1033	69	I-2006-002595	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-015	OK	WASHITA	BOLLMAN, STEPHEN JOSEPH	JMA ENERGY COMPANYK, LLC	2/17/2006	1034	404	I-2006-003114	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-016	OK	WASHITA	REINSCHMIEDT, JOHN	JMA ENERGY COMPANY, LLC	9/8/2005	1021	183	I-2005-007231	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W/2, W/2 NE/4
OK3200363-017	OK	WASHITA	IVEY, ROBERT E	CHESAPEAKE EXPLORATION LLC	6/4/2008	1114	409	I-2008-007208	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4 SURFACE TO 100’ S.E. OF DES MOINES FM
OK3200363-018	OK	WASHITA	HILL, WILMA JEAN ET AL	CHESAPEAKE EXPLORATION LLC	7/11/2008	1114	852	I-2008-007361	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200552-001	OK	WASHITA	HENDERSON, BASIL	JMA ENERGY COMPANY, LLC	9/8/2005	1020	149	I-2005-006846	011N	017W	0015

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 15: A TRACT OF LAND LYING IN AND BEING A PART OF THE E/2 NE/4 OF SECTION 15-11N-17W AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE SE CORNER OF THE NE/4 OF SAID SECTION 15, THENCE NORTH 0 DEG 9’ WEST A DISTANCE OF 246’ ALONG THE EAST BOUNDARY LINE OF SAID SECTION 15, THENCE NORTH 89 DEG 24’ 03” WEST PARALLEL WITH THE SOUTH BOUNDARY LINE OF THE NE/4 OF SAID SECTION 15 A DISTANCE OF 463’, THENCE NORTH 16 DEG 03’ 22” EAST A DISTANCE OF 331.11’, THENCE SOUTH 89 DEG 24’ 03” EAST A DISTANCE OF 73.26’, THENCE SOUTH 0 DEG 30’ 36” WEST PARALLEL WITH THE EAST BOUNDARY LINE OF SECTION 15 A DISTANCE OF 299.14’, THENCE SOUTH 89 DEG 24’ 03” EAST A DISTANCE OF 301’ TO THE EAST BOUNDARY LINE OF SAID SECTION 15, THENCE NORTH 0 DEG 9’ WEST A DISTANCE OF 478.6’, TO A POINT 744.6’ NORTH OF THE SE CORNER OF THE NE/4 OF SAID SECTION 15, THENCE NORTH 89 DEG 48’ WEST A DISTANCE OF 485.3’ TO THE EAST BOUNDARY LINE OF THE RIGHT OF WAY OF THE S.L. & S.F. RAILROAD (FORMERLY THE BLACKWELL, ENID & SOUTHWESTERN RAILWAY), THENCE SOUTH 14 DEG 52’ WEST ALONG SAID EAST BOUNDARY LINE OF SAID RAILROAD RIGHT OF WAY A DISTANCE OF 769.7’ TO THE SOUTH BOUNDARY LINE OF THE NE/4 OF SAID SECTION 15, THENCE SOUTH 89 DEG 48’ EAST ALONG SAID SOUTH BOUNDARY LINE A DISTANCE OF 684.7’ TO THE POB

OK9270143-001	OK	WASHITA	ANDERSON, SR CLYDE	JMA ENERGY COMPANY, LLC	9/13/2005	1020	539	I-2005-006985	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: E/2 NE/4, AS MORE FULLY DESCRIBED IN SAID LEASE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270143-003	OK	WASHITA	ANDERSON, CARROL D	JMA ENERGY COMPANY, LLC	9/7/2005	1020	536	I-2005-006984	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: E/2 NE/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK9270143-004	OK	WASHITA	ANDERSON, DONNIE	JMA ENERGY COMPANY, LLC	9/13/2005	1020	542	I-2005-006986	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: E/2 NE/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK9270144-001	OK	WASHITA	STEIGMAN, LELAND & VIOLA	JMA ENERGY COMPANY, LLC	9/21/2005	1021	185	I-2005-007232	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SE/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK9270247-001	OK	WASHITA	OCC #556783/CD #200803940	COI & CELLC, APPLICANTS	7/14/2008				011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W OF THE IM, LIMITED TO THE TONKAWA, MISSOURIAN GRANITE WASH & DES MOINES GRANITE WASH
OK9270262-001	OK	WASHITA	STEHR, DARRELL	PENN VIRGINIA MC ENERGY LLC	10/10/2007	1088	594	I-2007-011555	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W/2 NE/4, NW/4, SW/4 LTD TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH FM (17,100’)
OK9270263-001	OK	WASHITA	STEHR, SYDNEY	PENN VIRGINIA MC ENERGY LLC	10/10/2007	1088	597	I-2007-011556	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W/2 NE/4, NW/4, SW/4 LTD TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH FM (17,100’)
OK9270264-001	OK	WASHITA	STEHR, AGNES D 1992 REV LIV TR, AGNES STEHR, TRST	CROW CREEK ENERGY, LLC	1/1/2005	1005	663	I-2005-001417	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W/2 NE/4, NW/4, SW/4
OK9270264-002	OK	WASHITA	STEHR, ERVIN H 1992 REV LIV TR, ERVIN H STEHR, TRST	CROW CREEK ENERGY, LLC	1/1/2005	1005	669	I-2005-001420	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W/2 NE/4, NW/4, SW/4
OK9270264-003	OK	WASHITA	HILL, CHARLES E LIVING TRUST DTD 8/04/94, ET AL	CROW CREEK ENERGY, LLC	2/7/2005	1006	588	I-2005-001741	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK9270264-004	OK	WASHITA	HENDERSON, WALTER RAY	CROW CREEK ENERGY, LLC	2/7/2005	1006	565	I-2005-001732	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: E/2 NE/4
OK9270264-005	OK	WASHITA	RODKEY, ADA S TESTAMENTARY TRUST, ET AL	CROW CREEK ENERGY, LLC	2/11/2005	1007	514	I-2005-002076	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK9270264-006	OK	WASHITA	IVEY, ROBERT E	CROW CREEK ENERGY, LLC	2/11/2005	1008	40	I-2005-002270	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK9270264-007	OK	WASHITA	HILL FAMILY TRUST, SHIRLEY M HILL, TRST	CROW CREEK ENERGY, LLC	2/8/2005	1010	511	I-2005-003166	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK9270265-001	OK	WASHITA	SPERLE, BONNIE & ELGIN	PENN VIRGINIA MC ENERGY, LLC	12/3/2007	1102	403		011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W/2 NE/4, NW/4, SW/4
OK9270266-001	OK	WASHITA	BOLLMAN, JIMMY DALE	PENN VIRGINIA MC ENERGY LLC	3/3/2008	1105	118	I-2008-003773	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES (17,100’)
OK9270267-001	OK	WASHITA	BUELL, BOB T REV LIV TR, BOB T BUELL, TRST	CROW CREEEK ENERGY, LLC	2/7/2005	1006	288	I-2005-00638	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200495-000	OK	WASHITA	BORCHERS, PAUL AND BETTY JO	CHESAPEAKE EXPLORATION LP	4/19/2007	1069	10	I-2007-004599	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: SW/4, SE/4 A/D/A S/2
OK9270147-001	OK	WASHITA	CHILDRESS, ZELDA MAE	CROW CREEK ENERGY, LLC	1/7/2005	1005	184	I-2005-001219	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270147-002	OK	WASHITA	FARMERS UNION COOP ROYALTY COMPANY	JMA ENERGY COMPANY, LLC	1/5/2006	1027	953	I-2006-000810	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: SE/4
OK9270147-003	OK	WASHITA	BRANDEL, JUDITH A, A/ K/A BANDY	JMA ENERGY COMPANY, LLC	1/18/2006	1027	735	I-2006-000746	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: SE/4
OK9270147-004	OK	WASHITA	MACTAVISH, PHYLLIS ANN, A/K/A MACDONELL	JMA ENERGY COMPANY, LLC	9/16/2005	1021	501	I-2005-007341	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: SE/4
OK9270147-005	OK	WASHITA	BANDY, LOYD	JMA ENERGY COMPANY, LLC	1/19/2006	1030	625	I-2006-001679	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: SE/4
OK9270148-001	OK	WASHITA	GUDGEL, DEBRA JEAN	JMA ENERGY COMPANY, LLC	9/8/2005	1021	508	I-2005-007344	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: N/2, SW/4
OK9270148-002	OK	WASHITA	MCGURK, KAREN SUE & DONALD J	JMA ENERGY COMPANY, LLC	9/8/2005	1026	718	I-2006-000365	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: N/2, SW/4
OK9270148-003	OK	WASHITA	NIMMO, LINDA GAIL & CHARLES	JMA ENERGY COMPANY, LLC	9/8/2005	1021	173	I-2005-007226	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: N/2, SW/4
OK9270148-004	OK	WASHITA	REICHERT, PAMELA KAY & JOSEPH	JMA ENERGY COMPANY, LLC	9/8/2005	1021	188	I-2005-007233	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: N/2, SW/4
OK9270264-008	OK	WASHITA	STEHR, AGNES D 1992 REV LIV TR, AGNES D STEHR, TRST	CROW CREEK ENERGY, LLC	1/1/2005	1005	665	I-2005-001418	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: N/2 SW/4
OK9270264-009	OK	WASHITA	STEHR, ERVIN H 1992 REV LIV TR, ERVIN H STEHR, TRST	CROW CREEK ENERGY, LLC	1/1/2005	1005	667	I-2005-001419	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: N/2 SW/4
OK9270264-010	OK	WASHITA	OCC #539939/CD #200702426-T	PENN VIRGINIA MC ENERGY, LLC	5/29/2007	1138	176	I-2009-003314	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: ALL
A00302-12987	OK	WASHITA	WISE , GLEN CHESTER , ET UX	CHARLES E BROWN	4/26/1977	465	301		011N	017W	0017	N/2 SW/4 & S/2 S/2 NW/4 Sec. 17-11N-17W
A00302-12988	OK	WASHITA	STEHR , ERVIN , ET UX	ROGER S FOLSOM	4/22/1977	464	735		011N	017W	0017	N/2 NW/4 & N/2 S/2 NW/4 Sec. 17-11N-17W
A00302-12989	OK	WASHITA	SMITH , MINNIE	CHARLES E BROWN	6/10/1977	470	827		011N	017W	0017	N/2 NW/4 & N/2 S/2 NW/4 Sec. 17-11N-17W
A00302-2290	OK	WASHITA	STEHR , ERVIN AND AGNES	D A BASH AND ASSOCIATES INC	1/22/1980	520	409		011N	017W	0017	S/2 SW/4 & SE/4, LESS AND EXCEPT THE ATCHISON, TOPEKA AND SANTA FE RAILROAD RIGHT-OF-WAY DESCRIBED AS FOLLOWS: A STRIP OF LAND ONE HUNDRED FEET WIDE, THE SAME TO EX- TEND A UNIFORM WIDTH OF FIFTY FEET ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE SE/4, AND ALSO AN ADDITIONAL WIDTH OF 25 FEET ON EACH SIDE OF THE ONE HUNDRED FT. ABOVE MENTIONED COMMENCING AT THE NORTH LINE OF SAID QUARTER SEC. AND EXTENDING SOUTH TO STATION 208 SAID EXCEPTION CONTAINING 6.86 ACRES MORE OR LESS, ALL OF THE ABOVE DESCRIBED LAND CONTAINING IN AGGREGATE 233.14 ACRES MORE OR LESS Sec. 17-11N-17W
A00303-2291	OK	WASHITA	STEIGMAN , LOUIS C. W. AND CLARA	J M MOYER	12/8/1971	410	105	6404	011N	017W	0017	NE/4 Sec. 17-11N-17W
OK0011273-001	OK	WASHITA	SANDERS, MELBA L LIVING TRUST DTD 01/06/04	CHESAPEAKE EXPLORATION LP	4/13/2006	1038	217	I-2006-004588	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: E/2 NW/4, LOT 3, NE/4 SW/4
OK0011273-002	OK	WASHITA	KEMPF, GARY D LIVING TR DATED 8/9/1996	CHESAPEAKE EXPLORATION LP	5/30/2006	1041	840	I-2006-005914	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: E/2 NW/4, LOT 3, NE/4 SW/4
OK3200073-001	OK	WASHITA	MAYNARD, CAROL	CHESAPEAKE EXPLORATION LP	7/24/2006	1046	560	I-2006-007761	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: S/2 SE/4, LOT 4, SE/4 SW/4 LTD TO 17,225’
OK3200073-002	OK	WASHITA	NEWMAN, DIANA	CHESAPEAKE EXPLORATION LP	7/24/2006	1047	127	I-2006-007963	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: S/2 SE/4, LOT 4, SE/4 SW/4 LTD TO 17,225’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200073-003	OK	WASHITA	CORBETT, GERALDINE	CHESAPEAKE EXPLORATION LP	7/25/2006	1046	566	I-2006-007763	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: S/2 SE/4, LOT 4, SE/4 SW/4 A/D/A S/2 S/2 LTD TO 17,225’
OK3200073-004	OK	WASHITA	JONES- KALKMAN MINERAL COMPANY	CHESAPEAKE EXPLORATION LLC	1/21/2008	1097	653	I-2008-001270	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: S/2 SE/4, LOT 4, SE/4 SW/4 LTD TO 17,175’
OK3200377-001	OK	WASHITA	PARROTT FAMILY LIMITED PTRSHP, AN OKLAHOMA LIMITED PTRSHP	CHESAPEAKE EXPLORATION LP	9/15/2006	1051	894	I-2006-009730	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: N/2 NE/4, N/2 S/2 NE/4
OK3200377-002	OK	WASHITA	LOWRY, GEORGE WHEELER TRUST	CHESAPEAKE EXPLORATION LP	3/5/2007	1067	518	I-2007-004060	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: NE/4, N/2 SE/4 LTD TO 17,100’
OK3200377-003	OK	WASHITA	MOSS, MARY EDITH	CHESAPEAKE EXPLORATION LP	9/15/2006	1053	246	I-2006-010277	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: N/2 SE/4, S/2 S/2 NE/4
OK3200377-004	OK	WASHITA	LOWRY JR, G W & CHERYL	CHESAPEAKE EXPLORATION LP	3/5/2007	1067	525	I-2007-004062	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: NE/4, N/2 SE/4 LTD TO 17,100’
OK3200377-005	OK	WASHITA	LOWRY, LACY LEIGH LIVING TRUST	CHESAPEAKE EXPLORATION LP	3/5/2007	1068	774	I-2007-004501	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: NE/4, N/2 SE/4 LTD TO 17,100’
OK3200380-001	OK	WASHITA	HOWARD, EDNA DELORES	CHESAPEAKE EXPLORATION LP	10/4/2006	1052	697	I-2006-010066	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-002	OK	WASHITA	ROSS, CLARA MARIE	CHESAPEAKE EXPLORATION LP	10/4/2006	1052	700	I-2006-010067	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-003	OK	WASHITA	DICK, VERA LEE	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	260	I-2006-0101282	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-004	OK	WASHITA	KAISER, LILLIAN L, A/K/A LILLIAN L NEUMAN	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	224	I-2006-010270	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-005	OK	WASHITA	MOORE, MARSHA D	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	254	I-2006-010280	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-006	OK	WASHITA	PANKRATZ, GLADYS MARIE	CHESAPEAKE EXPLORATION LP	10/2/2006	1053	251	I-2006-010279	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-007	OK	WASHITA	REINSCHMIDT, JOHN	CHESAPEAKE EXPLORATION LP	10/2/2006	1053	248	I-2006-010278	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-008	OK	WASHITA	REINSCHMIDT JR, DONALD RAY	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	220	I-2006-010269	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-009	OK	WASHITA	REINSCHMIDT, MICHELLE	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	208	I-2006-010266	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2, A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-010	OK	WASHITA	REINSCHMIDT, RICK	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	212	I-2006-010267	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2 A/D/A W/2 NW/4 LTD TO 17,225’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200380-011	OK	WASHITA	REINSCHMIDT, SCOTT	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	204	I-2006-010265	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2, A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-012	OK	WASHITA	REINSCHMIDT, SHERYL	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	216	I-2006-010268	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2, A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-013	OK	WASHITA	ROSS, WALTER R	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	257	I-2006-010281	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-014	OK	WASHITA	REINSCHMIDT, YNEZ LIFE ESTATE	CHESAPEAKE EXPLORATION LP	10/13/2006	1054	252	I-2006-010654	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2, A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-016	OK	WASHITA	RJL INVESTMENT LTD PTRSHP 1, OKLA LTD PTRSHP	CHESAPEAKE EXPLORATION LP	10/4/2006	1054	270	I-2006-010661	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
A00235-2245	OK	WASHITA	STEHR, BENNIE & MARY K	J J WRIGHT	5/8/1971	397	441		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: N/2 SE/4
A00235-2246	OK	WASHITA	STEHR, IDA ET AL	EL PASO NATURAL GAS	6/10/1977	468	885		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 SE/4
A00236-2247	OK	WASHITA	ALLEN, EDNA AND RICHARD R	DALE*FOLKS	7/2/1979	506	44		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: NE/4, N/2 NW/4
A00236-2248	OK	WASHITA	JONES, MILDRED & PRESLEY	DALE*FOLKS	7/2/1979	506	47		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: NE/4, N/2 NW/4
A00237-2249	OK	WASHITA	PETERS, LOUIE H & MARTHA	ARGOSY CORPORATION	12/18/1979	513	465		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2250	OK	WASHITA	SPERLE, J C & PATRICIA K	ARGOSY CORPORATION	12/18/1979	513	640		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2251	OK	WASHITA	REIMER , JONETTA K & BERT	ARGOSY CORPORATION	12/19/1979	513	644		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2252	OK	WASHITA	FLAMING, LOUISE A	ARGOSY CORPORATION	12/19/1979	513	497		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2253	OK	WASHITA	MCCORMACK , KATHY	D A BASH AND ASSOCIATES INC	5/15/1980	520	890		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2254	OK	WASHITA	PAGE, LAURA	D A BASH AND ASSOCIATES INC	5/19/1980	520	893		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2255	OK	WASHITA	GRAUMANN, GLORIA	D A BASH AND ASSOCIATES INC	5/15/1980	520	896		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2256	OK	WASHITA	BENNETT, WANDA	D A BASH AND ASSOCIATES INC	5/15/1980	520	899		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2257	OK	WASHITA	WALTRIP, CAROLYN SUE	D A BASH AND ASSOCIATES INC	5/14/1980	521	559		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2258	OK	WASHITA	ROSE, JAMES ROBERT	D A BASH AND ASSOCIATES INC	5/14/1980	521	562		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2259	OK	WASHITA	ROSE, CYNTHIA	D A BASH AND ASSOCIATES INC	5/19/1980	521	675		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2260	OK	WASHITA	ROSE, LUCILLE, GUARDIAN OF MELANIE ROSE	D A BASH AND ASSOCIATES INC	6/10/1980	521	663		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2261	OK	WASHITA	ROSE, LUCILLE, GUARDIAN OF MEGAN ROSE	D A BASH AND ASSOCIATES INC	6/10/1980	521	667		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
A00237-2262	OK	WASHITA	ROSE , LUCILLE, GUARDIAN OF MELANIE ROSE	D A BASH AND ASSOCIATES INC	6/10/1980	521	665		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4
A00237-2263	OK	WASHITA	ROSE , LUCILLE, GUARDIAN OF MEGAN ROSE	D A BASH AND ASSOCIATES INC	6/10/1980	521	669		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4
A00237-2264	OK	WASHITA	KRAFT , MICHELE	D A BASH AND ASSOCIATES INC	5/19/1980	523	82		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4
A00237-2265	OK	WASHITA	ROSE , TERRI	D A BASH AND ASSOCIATES INC	5/19/1980	523	85		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4
A00237-2266	OK	WASHITA	ALLEN , EDNA AND RICHARD	DALE FOLKS	7/2/1979	506	29		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4
A00237-2267	OK	WASHITA	SPERLE , AMELIA	DALE*FOLKS	7/11/1979	506	35		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2268	OK	WASHITA	JONES , MILDRED AND PRESLEY	DALE*FOLKS	7/2/1979	506	32		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2269	OK	WASHITA	SPERLE , OTTO AND LENORA	DALE*FOLKS	7/11/1979	506	38		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2270	OK	WASHITA	MINTZ, KATHERINE AND JOHN	DALE*FOLKS	7/11/1979	506	41		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2271	OK	WASHITA	SPERLE, ALICE LOUISE	DALE*FOLKS	8/30/1979	508	792		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2272	OK	WASHITA	PHELPS, GOLDIE AND ELDON	DALE*FOLKS	8/31/1979	512	445		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2273	OK	WASHITA	SPERLE, EMIL AND ESTHER	DALE*FOLKS	12/12/1979	512	69		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2274	OK	WASHITA	SPERLE, ELGIN & BONNIE H/W	DALE*FOLKS	12/12/1979	512	71		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2275	OK	WASHITA	ATCHISON, TOPEKA & SANTA FE RAILWAY CO.	TEXAS OIL & GAS CORPORATION	8/4/1978	490	289		011N	017W	0020

TOWNSHIP 11 NORTH-RANGE 17 WEST

A STRIP OF LAND VARYING WITH AND LYING ON EACH SIDE OF LESSOR’S MAIN TRACK CENTER LINE AS ORIGINALLY LOCATED AND CONSTRUCTED ACROSS SAID SECTIONS 8, 9, 17 AND 20, EXTENDING FROM THE NORTH LINE OF SAID SECTION 9 IN A SOUTHWESTERLY DIRECTION BETWEEN LESSOR’S MAIN TRACK CENTER LINE ENGINEERING STATIONS AS FOLLOWS: 1. FROM STATION 107 PLUS 68, THE SAID NORTH LINE OF SECTION 9 TO STATION 118 PLUS 00, A DISTANCE OF 1,032 FEET, A WIDTH OF 100 FEET, 50 FEET LYING ON EACH SIDE OF SAID MAIN TRACK CENTER LINE; 2. FROM STATION 118 PLUS 00 TO STATION 175 PLUS 70, THE COMMON SECTION LINE BETWEEN SAID SECTIONS 8 AND 17, A DISTANCE OF 5,770 FEET, A WIDTH OF 150 FEET, 75 FEET LYING ON EACH SIDE OF SAID MAIN TRACK CENTER LINE; 3. FROM STATION 175 PLUS 70 TO STATION 195 PLUS 00, A DISTANCE OF 1,930 FEET, A WIDTH OF 100 FEET, 50 FEET LYING ON EACH SIDE OF SAID MAIN TRACK CENTER LINE; 4. FROM STATION 195 PLUS 00 TO STATION 208 PLUS 00 A DISTANCE OF 1,300 FEET, A WIDTH OF 150 FEET, 75 FEET LYING ON EACH SIDE OF SAID MAIN TRACK CENTER LINE; 5. FROM SECTION 208 PLUS 00 TO STATION 240 PLUS 50, THE NORTH/SOUTH 1/2 SECTION LINE OF SAID SECTION 20, A DISTANCE OF 3,250 FEET, A WIDTH OF 100 FEET, 50 FEET LYING ON EACH SIDE OF SAID MAIN TRACK CENTER LINE; 6. FROM STATION 240 PLUS 50 TO STATION 256 PLUS 00, THE EAST/WEST 1/2 SECTION LINE OF SAID SECTION 20, A DISTANCE OF 1,550 FEET, A WIDTH OF 150 FEET, 75 FEET LYING ON EACH SIDE OF SAID MAIN TRACK CENTER LINE AND CONTAINING AN AREA OF 43.94 ACRES, MORE OR LESS.

A00237-2276	OK	WASHITA	ATCHISON, TOPEKA AND SANTA FE RAILWAY	TEXAS OIL & GAS CORPORATION	8/14/1979	508	97		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: SW/4 LTD TO SPERLE #1-20 WELLBORE.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5125422-001	OK	WASHITA	OCC#171750/CD #69082	AN-SON CORPORATION	6/27/1980				011N	017W	0020	TOWNSHIP 11 NORTH, RANGE 17 WEST, SECTION 20: MISSOURIAN GRANITE WASH, SKINNER, RED FORK, ATOKA, MORROW AND SPRINGER COMMON SOURCES UNDERLYING THE ENTIRE SECTION.
OK3200102-001	OK	WASHITA	COWAN, ANN	CHESAPEAKE EXPLORATION LLC	8/20/2007	1082	96	I-2007-009260	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: SW/4 LTD TO 17,195’
OK3200102-002	OK	WASHITA	B H C H MINERAL, LTD & B H C H PROP, LTD	CHESAPEAKE EXPLORATION LLC	8/20/2007	1083	130	I-2007-009594	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: SW/4 LESS A 3.6 TRACT IN THE SW CORNER LTD TO 17,195’
OK3200102-003	OK	WASHITA	GARG OIL	CHESAPEAKE EXPLORATION LLC	10/8/2007	1087	239	I-2007-011064	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: S/W LESS AND EXCEPT A 3.6 ACRE TRACT IN THE SW CORNER OF SAID SW/4 LTD TO 17,195’
OK3200118-001	OK	WASHITA	OSBERG, JENNIFER C	CHESAPEAKE EXPLORATION LLC	9/10/2007	1087	342	I-2007-011104	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH FM (17,195’)
OK3200119-000	OK	WASHITA	OSBERG, MARGARET ANN & RICHARD W	CHESAPEAKE EXPLORATION LLC	8/29/2007	1087	348	I-2007-011106	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH FM (17,195’)
OK3200669-001	OK	WASHITA	STEHR, DANNY A/ K/A DR DAN STEHR	CHESAPEAKE EXPLORATION LLC	8/28/2007	1085	5	I-2007-010300	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: NE/4, NW/4, A/D/A N/2 LTD TO 17,095’
OK3200669-002	OK	WASHITA	STEHR, WANDA	CHESAPEAKE EXPLORATION LLC	8/29/2007	1088	185	I-2007-011420	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: NE/4, NW/4, A/D/A N/2
OK3200669-003	OK	WASHITA	SMITH, ELMER TR DTD 1/13/1992, ELMER SMITH, TRST	CHESAPEAKE EXPLORATION LP	8/29/2007	1085	717	I-2007-010540	011N	017W	0023

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 23: N/2, PROVIDED THAT, THERE IS EXPECTED FROM THIS LEASE 20 NET MINERAL ACRES OWNED BY LESSOR, IT BEING THE INTENT OF THE PARTIES THAT LESSOR IS LEASING 33.3333 NET MINERAL ACRES HEREBY

LTD TO 17,095’

OK3200669-004	OK	WASHITA	SMITH, FRANCES A/K/A MARIE	CHESAPEAKE EXPLORATION LP	8/31/2007	1085	681	I-2007-010529	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: N/2, L/E EXISTING BOREHOLE LTD TO 17,095’
OK3200669-005	OK	WASHITA	MEDICE, PAULINE TAYLOR	CHESAPEAKE EXPLORATION LP	8/31/2007	1085	738	I-2007-010549	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: N/2 LTD TO 17,095’
OK3200669-006	OK	WASHITA	SMITH, GLEN REV TR DTD 4/30/91, BETTY SMITH, TRST	CHESAPEAKE EXPLORATION LP	8/23/2007	1085	721	I-2007-010543	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: N/2 LTD TO 17,095’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200669-007	OK	WASHITA	OCC #546849/CD #200706845	COI-CELLC	11/20/2007				011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: ALL
OK9270043-000	OK	WASHITA	UNION CEMETERY	CHESAPEAKE EXPLORATION LLC	12/5/2007	1091	101	I-2007-012514	011N	017W	0023

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 23: BEGINNING AT SW/C, THENCE 412’ E ALONG S BOUNDARY LINE, THENCE N PARALLEL TO W BOUNDARY LINE, A DISTANCE OF 385’, THENCE W PARALLEL TO S BOUNDARY LINE A DISTANCE OF 412’ TO W BOUNDARY LINE, THENCE S 385’ ALONG W BOUNDARY TO POB, CONTAINING 3.6 AC M/L (A/D/A TRACT OF LAND IN SW/C)

OK9270385-000	OK	WASHITA	STEHR, WANDA	CHRIS STEHR	11/28/2007	1090	194	I-2007-012172	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: NW/4 NE/4
OK0011034-002	OK	WASHITA	STONETOWN PROPERTIES, LTD.	CHESAPEAKE EXPLORATION LP	1/23/2006	1029	115	I-2006-001177	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: N/2 NE/4
OK0011034-006	OK	WASHITA	JOHNSON, GEORGE S	CHESAPEAKE EXPLORATION LLC	8/20/2007	1082	99	I-2007-009261	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: N/2 NE/4 LTD TO 16,298’
OK0011034-007	OK	WASHITA	STEWART FAMILY TR #2007 U/A/D 3/01/2007	CHESAPEAKE EXPLORATION LLC	8/22/2007	1084	958	I-2007-009948	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: N/2 NE/4 LTD TO 16,298’
OK0011034-008	OK	WASHITA	MAP2003-NET	CHESAPEAKE EXPLORATION LLC	9/5/2007	1085	488	I-2007-010479	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: N/2 NE/4 LTD TO 16,298’
OK0011034-028	OK	WASHITA	BRITZ, INC	CHESAPEAKE EXPLORATION LLC	11/15/2007	1092	927	I-2007-013036	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: N/2 NE/4
OK0011266-001	OK	WASHITA	SPRADLIN, GRACE	CHESAPEAKE EXPLORATION LP	4/7/2006	1037	195	I-2006-004217	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-002	OK	WASHITA	DICKERSON, CLAUDE L & ALVERA L LIV REV TR DTD 4-5-96	CHESAPEAKE EXPLORATION LP	4/7/2006	1037	539	I-2006-004315	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-003	OK	WASHITA	LANTZ, DELORES A	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	564	I-2006-004324	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-004	OK	WASHITA	GERNER, RONAL S, S/P/ A RON GERNER	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	895	I-2006-004448	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-005	OK	WASHITA	HILL, TAMRA	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	561	I-2006-004323	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-006	OK	WASHITA	RONALD, CHRISTY	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	882	I-2006-004443	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-007	OK	WASHITA	ROELEN, PAUL	CHESAPEAKE EXPLORATION LP	4/21/2006	1040	232	I-2006-005373	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-008	OK	WASHITA	CHAMBERS, JO ANN GAY SIEKER	CHESAPEAKE EXPLORATION LP	4/20/2006	1040	217	I-2006-005367	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK0011266-009	OK	WASHITA	VICE, BARBARA MCABEE & TOMMY	CHESAPEAKE EXPLORATION LP	5/24/2006	1040	1027	I-2006-005665	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-010	OK	WASHITA	SHIRLEY, JORETTA JEAN & RICHARD L	CHESAPEAKE EXPLORATION LP	4/7/2006	1038	210	I-2006-004585	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-011	OK	WASHITA	MCKELVEY, LACHELLE DUROY	CHESAPEAKE EXPLORATION LP	4/21/2006	1038	227	I-2006-004592	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-012	OK	WASHITA	BROWNING, CLARA P	CHESAPEAKE EXPLORATION LLC	8/27/2007	1085	46	I-2007-010316	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16,298’
OK0011266-013	OK	WASHITA	CLARKSON, MARIETTA, A/K/A DIMWIDDIE	CHESAPEAKE EXPLORATION LLC	8/31/2007	1085	42	I-2007-010314	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4
OK0011266-014	OK	WASHITA	ALLAR COMPANY	CHESAPEAKE EXPLORATION LP	8/28/2007	1083	988	I-2007-009916	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16,298’
OK0011266-015	OK	WASHITA	BROWN, JERRY	CHESAPEAKE EXPLORATION LLC	9/25/2007	1087	319	I-2007-011094	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16,298’
OK0011266-016	OK	WASHITA	JOHNSTON, PHILIP JOHN A/K/A PHILLIP JOHN JOHNSTON	CHESAPEAKE EXPLORATION LLC	10/8/2007	1093	905	I-2007-013341	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16,298’
OK3200659-001	OK	WASHITA	BAKER RECOVERY, INC	CHESAPEAKE EXPLORATION LLC	8/27/2007	1083	231	I-2007-009639	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: S/2 NE/4 LTD TO 16,298’
OK3200659-002	OK	WASHITA	COTTRILL, R R	CHESAPEAKE EXPLORATION LLC	8/27/2007	1083	234	I-2007-009640	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: S/2 NE/4 LTD TO 16,298’
OK5129495-001	OK	WASHITA	INTEMANN, WELEDA E	CHESAPEAKE EXPLORATION LP	4/12/2006	1036	743	I-2006-004013	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-002	OK	WASHITA	INTEMANN, KEVIN J	CHESAPEAKE EXPLORATION LP	4/12/2006	1036	730	I-2006-004008	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-003	OK	WASHITA	ISERNHAGEN, HERMAN JOHNNY	CHESAPEAKE EXPLORATION LP	4/7/2006	1036	703	I-2006-003997	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-004	OK	WASHITA	LARWIG, LILLIAN	CHESAPEAKE EXPLORATION LP	4/7/2006	1036	678	I-2006-003986	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-005	OK	WASHITA	INTEMANN, SHIRLEY	CHESAPEAKE EXPLORATION LP	4/7/2006	1037	185	I-2006-004213	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-006	OK	WASHITA	HENDERSON, CYNTHIA	CHESAPEAKE EXPLORATION LP	4/18/2006	1037	189	I-2006-004215	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-007	OK	WASHITA	INTEMANN, ROBIN	CHESAPEAKE EXPLORATION LP	4/12/2006	1037	546	I-2006-004318	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129495-008	OK	WASHITA	SHEPPARD, NANCY J	CHESAPEAKE EXPLORATION LP	4/13/2006	1037	549	I-2006-004319	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-009	OK	WASHITA	BALZER, RAYMA J	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	879	I-2006-004442	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-011	OK	WASHITA	INTEMANN, MICHAEL DEAN	CHESAPEAKE EXPLORATION LP	4/13/2006	1037	891	I-2006-004446	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-012	OK	WASHITA	LITTKE, MELISSA, PATRICIA LITTKE, TESTAMENTARY TRUSTEE	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	888	I-2006-004445	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-013	OK	WASHITA	LITTKE, PATRICIA	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	885	I-2006-004444	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-014	OK	WASHITA	INTEMANN, LARRY PAUL	CHESAPEAKE EXPLORATION LP	4/13/2006	1039	287	I-2006-005007	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-015	OK	WASHITA	TAYLOR, JOHN MARK	CHESAPEAKE EXPLORATION LP	6/1/2006	1042	263	I-2006-006103	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-016	OK	WASHITA	INTEMANN, RANDAL BRYAN	CHESAPEAKE EXPLORATION LP	4/13/2006	1039	284	I-2006-005006	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-017	OK	WASHITA	INTEMANN, HARVEY HAROLD TRUST	CHESAPEAKE EXPLORATION LP	4/11/2006	1038	230	I-2006-004593	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-018	OK	WASHITA	INTEMANN, OLINDA	CHESAPEAKE EXPLORATION LP	4/12/2006	1039	276	I-2006-005002	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-020	OK	WASHITA	DICK, ARLOENE	CHESAPEAKE EXPLORATION LP	4/17/2006	1038	224	I-2006-004591	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-021	OK	WASHITA	SCHMIDT, EVELYN	CHESAPEAKE EXPLORATION LLC	8/27/2007	1085	8	I-2007-010301	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16,298’
OK5129495-022	OK	WASHITA	OCC #549823/CD #200707558	COI-CELLC	2/7/2008	1150	677	I-2009-007806	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: ALL LTD TO TONKAWA, MISSOURIAN GRANITE WASH, & DES MOINES GRANITE WASH
OK9270054-000	OK	WASHITA	FRIEDRICH, BRUCE	PETROLEUM DEVELOPMENT CO	12/5/2004	1001	262	I-2004-009141	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SE/4
OK3200097-003	OK	WASHITA	KOESTER, HERSCHEL CARL	CHESAPEAKE EXPLORATION LLC	3/30/2010	1169	655	1-2010-004284	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: NE/4
OK3200097-004	OK	WASHITA	KOESTER, HOWARD W & HERSCHEL CARL	CHESAPEAKE EXPLORATION LLC	6/3/2010	1178	431	I-2010-007186	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: NE/4
OK3200097-005	OK	WASHITA	MAH HOLDINGS, LLC	CHESAPEAKE EXPLORATION LLC	9/21/2010	1186	419	I-2010-009807	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: NE/4 LESS AND EXCEPT THE EAST 103 ACRES
OK3200473-000	OK	WASHITA	INTEMANN, OLINDA IRENE	CHESAPEAKE EXPLORATION LP	3/15/2007	1068	779	I-2007-004502	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: NW/4
OK9270753-001	OK	WASHITA	TAYLOR, DIANNA LEE & DALE AKA DALE H TAYLOR	CHESAPEAKE EXPLORATION LLC	7/3/2010	1178	979	I-2010-007392	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: WEST 51.5 ACRES OF THE EAST 103 ACRES IN THE SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270753-002	OK	WASHITA	MILLER, FARRELL DEAN AKA FARRELL D MILLER & CONNIE MILLER	CHESAPEAKE EXPLORATION LLC	11/4/2010	1188	479	I-2010-010492	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: CONTAINING APPROXIMATELY 640 ACRES, MORE OR LESS
OK9270764-001	OK	WASHITA	LITTKE, MELISSA, A/K/A MELISSA RAE LITTKE	CHESAPEAKE EXPLORATION LLC	8/31/2010	1185	576	I-2010-009461	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: SW/4
OK9270764-002	OK	WASHITA	LITTKE, PATRICIA	CHESAPEAKE EXPLORATION LLC	8/31/2010	1185	580	I-2010-009462	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: SW/4
OK9270764-003	OK	WASHITA	BALZER, RAYMA	CHESAPEAKE EXPLORATION LLC	8/31/2010	1185	572	I-2010-009460	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: SW/4
OK9270764-004	OK	WASHITA	DICK, GILBERT G AND ARLOENE J DICK	CHESAPEAKE EXPLORATION LLC	10/25/2010	1189	690	I-2010-010935	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: SW/4
OK3200486-001	OK	WASHITA	STREEB, LUCILLE BOSE, A/K/ A LUCILLE BOSE STREBB	CHESAPEAKE EXPLORATION LP	3/15/2007	1069	484	I-2007-004771	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: N/2 N/2 NW/4, S/2 NW/4, SW/4
OK3200486-002	OK	WASHITA	MESSICK, DOLORES BOSE	CHESAPEAKE EXPLORATION LP	3/20/2007	1069	388	I-2007-004737	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: N/2 N/2 NW/4, S/2 NW/4, SW/4, S/2 N/2 NW/4 - LESS A 5 ACRE TRACT
OK3200486-003	OK	WASHITA	STREEB, LUCILLE & PAUL W	CHESAPEAKE EXPLORATION LP	3/15/2007	1070	762	I-2007-005223	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4, LESS A TRACT DESCRIBD AS BEGINNING AT THE NW CORNER OF THE S/2 N/2 NW/4, THENCE S 330’, THENCE E 660’, THENCE N 330’, THENCE W 660’ TO POB
OK3200486-004	OK	WASHITA	BAKER, YVONNE BOSE A/K/ A YVONNE BOSE A/K/ A YVONNE M	CHESAPEAKE EXPLORATION LLC	7/25/2007	1082	33	I-2007-009233	011N	017W	0026

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 26: N/2 N/2 NW/4, S/2 NW/4, SW/4, S/2 N/2 NW/4 LESS A TRACT DESCRIBED AS BEGINNING AT THE NW/C OF THE S/2 N/2 NW/4; THENCE S 330 FT; THENCE E 660 FT; THENCE N 330 FT; THENCE W 660 FT TO POINT OF BEGINNING CONTAINING 5 ACRES MORE OR LESS

OK3200486-006	OK	WASHITA	BOSE, ERNESTINE REV LIVING TR DTD 2/5/96	CHESAPEAKE EXPLORATION LLC	8/2/2007	1082	45	I-2007-009238	011N	017W	0026

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 26: BEGINNING AT THE NW/C OF THE S/2 N/2 NW/4; THENCE S 330’; THENCE E 660’; THENCE N 330’; THENCE W 660’ TO POB CONTAINING 5 ACRES MORE OR LESS AND S/2 N/2 NW/4 LESS A TRACT DESCRIBED AS BEGINNING AT THE NW/C OF THE S/2 N/2 NW/4; THENCE S 330’; THENCE E 660’; THENCE N 330’; THENCE W 660’ TO POB CONTAINING 5 ACRES MORE OR LESS

(A TRACT OF LAND IN THE NW/4 BEGINNING AT THE NW/C S/2 N/2 NW/4 & S/2 N/2 NW/4-LESS A 5 ACRE TRACT)

LTD TO 12,950’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200486-007	OK	WASHITA	BOSE JR, EDWARD REV LIVING TR DTD 2/5/96	CHESAPEAKE EXPLORATION LLC	8/2/2007	1082	51	I-2007-009240	011N	017W	0026

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 26: BEGINNING AT THE NW/C OF THE S/2 N/2 NW/4; THENCE S 330’; THENCE E 660’; THENCE N 330’; THENCE W 660’ TO POB CONTAINING 5 ACRES MORE OR LESS AND S/2 N/2 NW/4 LESS A TRACT DESCRIBED AS BEGINNING AT THE NW/C OF THE S/2 N/2 NW/4; THENCE S 330’; THENCE E 660’; THENCE N 330’; THENCE W 660’ TO POB CONTAINING 5 ACRES MORE OR LESS

(A TRACT OF LAND IN THE NW/4 BEGINNING AT THE NW/C S/2 N/2 NW/4 & S/2 N/2 NW/4-LESS A 5 ACRE TRACT)

LTD TO 12,950’

OK3200486-008	OK	WASHITA	BOSE, JAMES	CHESAPEAKE EXPLORATION LLC	7/27/2007	1082	5	I-2007-009221	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 - LESS A TRACT DESCRIBED AS BEGINNING AT NW/C S/2 N/2 NW/4; THENCE S 330 FT; THENCE E 660 FT; THENCE N 330 FT; THENCE W 660 FT TO P.O.B.
OK3200486-009	OK	WASHITA	BOSE, MARJORIE	CHESAPEAKE EXPLORATION LLC	7/25/2007	1082	58	I-2007-009243	011N	017W	0026

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 26: N/2 N/2 NW/4, S/2 NW/4, SW/4, S/2 N/2 NW/4 LESS A TRACT DESCRIBED AS BEGINNING AT NW/C OF S/2 N/2 NW/4; THENCE S 330 FT; THENCE E 660 FT; THENCE N 330 FT; THENCE W 660 FT TO P.O.B

OK3200486-010	OK	WASHITA	BOSE, ROBERT	CHESAPEAKE EXPLORATION LLC	7/26/2007	1082	77	I-2007-009252	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 - LESS A TRACT DESCRIBED AS BEGINNING AT NW/C S/2 N/2 NW/4; THENCE S 330 FT; THENCE E 660 FT; THENCE N 330 FT; THENCE W 660 FT TO P.O.B.
OK3200486-012	OK	WASHITA	BOSE, KENNY DON	CHESAPEAKE EXPLORATION LLC	8/6/2007	1080	176	I-2007-008576	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 LESS A TRACT DESCRIBED AS BEGINNING AT NW/C S/2 N/2 NW/4, THENCE S 330’, THENCE E 660’, THENCE N 330’, THENCE W 660’ TO POB
OK3200486-013	OK	WASHITA	BOSE, MARK E	CHESAPEAKE EXPLORATION LLC	8/2/2007	1082	822	I-2007-009473	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 LESS A TRACT DESCRIBED AS BEGINNING AT NW/C S/2 N/2 NW/4, THENCE S 330’, THENCE E 660’, THENCE N 330’, THENCE W 660’ TO POB
OK3200486-014	OK	WASHITA	BOSE, DARRELL W AND G DIANE	PETROLEUM DEVELOPMENT COMPANY	5/8/2007	1080	167	I-2007-008573	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 LESS 5 AC DESCRIBED AS BEGINNING NW CORNER OF S/2 N/2 NW/4, THENCE SOUTH 330’, EAST 666’, NORTH 330’, WEST 660’ TO POB
OK3200486-015	OK	WASHITA	BOSE, BRADLEY WARREN	PETROLEUM DEVELOPMENT COMPANY	5/3/2007	1080	170	I-2007-008574	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 LESS 5 AC DESCRIBED AS BEGINNING NW CORNER OF S/2 N/2 NW/4 THENCE SOUTH 330’, EAST 660’, NORTH 330’, WEST 660’ TO POB

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200486-016	OK	WASHITA	BOSE, GORDAN D	PETROLEUM DEVELOPMENT COMPANY	5/8/2007	1080	173	I-2007-008575	011N	017W	0026	TOWNSHI 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 LESS 5 AC DESCRIBED AS BEGINNING NW CORNER OF S/2 N/2 NW/4 THENCE SOUTH 330’, EAST 666’, NORTH 330’, WEST 660’ TO POB
OK3200486-017	OK	WASHITA	BOSE, KENNY DON AND PATRICIA	PETROLEUM DEVELOPMENT COMPANY	5/4/2007	1080	176	I-2007-008576	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 LESS 5 AC DESCRIBED AS BEGINNING NW CORNER OF S/2 N/2 NW/4 THENCE SOUTH 330’, EAST 666’, NORTH 330’, WEST 660’ TO POB
OK3200486-018	OK	WASHITA	BOSE, RANDAL S	CHESAPEAKE EXPLORATION LLC	6/5/2009	1140	765	I-2009-004617	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4, LESS A TRACT BEGINNING AT NW/C S/2 N/2 NW/4, THENCE S 330’, THENCE E 660’, THENCE N 330’, THENCE W 660’ TO POB
OK3200686-001	OK	WASHITA	RUTLEDGE, IRENE C LIVING TRUST	CHESAPEAKE EXPLORATION LLC	9/4/2007	1088	935	I-2007-011676	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: NE/4
OK3200686-002	OK	WASHITA	ISAACS, CHERYL ANNETTE CORE & TOM	CHESAPEAKE EXPLORATION LLC	9/4/2007	1124	279	I-2008-010768 (CORRECTION)	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: NE/4
OK3200686-003	OK	WASHITA	CORE, JASON ROGER	CHESAPEAKE EXPLORATION LLC	9/4/2007	1088	933	I-2007-011675	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: NE/4
OK5122081-003	OK	WASHITA	LEWIS, ANNA MARIE & CHARLES	CHESAPEAKE EXPLORATION LLC	10/18/2007	1092	933	I-2007-013038	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: SE/4 LTD TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM (17,173’)
OK5122081-004	OK	WASHITA	DYCK, DONALD E & JANICE	CHESAPEAKE EXPLORATION LLC	10/18/2007	1098	1	I-2008-001398	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: SE/4 LTD TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM (17,173’)
OK5122081-005	OK	WASHITA	LEWIS, ANNA MARIE & CHARLES	CHESAPEAKE EXPLORATION LLC	10/18/2007	1117	621	I-2008-008318 (CORRECTED)	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: SE/4 LTD TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM (17,173’)
OK5122081-006	OK	WASHITA	DYCK, DONALD E & JANICE	CHESAPEAKE EXPLORATION LLC	10/18/2007	1117	624	I-2008-008319 (CORRECTED)	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: SE/4 LTD TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM (17,173’)
OK5122081-007	OK	WASHITA	OCC #568758/CD #200901702	COI-CELLC	6/30/2009			UNRECORDED	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: ALL LTD TO VIRGILIAN, MISSOURIAN, AND DES MOINES

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200703-002	OK	WASHITA	LEWIS, ANNA MARIE LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	10/11/2007	1091	48	I-2007-012491	011N	017W	0027

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 27: W/2 NW/4, 1.5 AC TRACT BEGINNING NW/C E/2 NW/4, THENCE E 24.7’, THENCE S 2640’, THENCE W 24.7’, THENCE N 2640’ TO POB, A/D/A W 81.5 AC OF NW/4 LTD TO 17,125’

OK3200703-003	OK	WASHITA	DYCK, DONALD E LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	10/11/2007	1089	956	I-2007-012082	011N	017W	0027

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 27: W/2 NW/4, 1.5 AC TRACT BEGINNING NW/C E/2 NW/4, THENCE E 24.7’, THENCE S 2640’, THENCE W 24.7’, THENCE N 2640’ TO POB, A/D/A W 81.5 AC OF NW/4

LTD TO 17,125’

OK9270046-001	OK	WASHITA	JANZEN, ALLEN LIVING TRUST DTD 12/9/93	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	982	I-2008-001378	011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: SW/4, STRIP OF LAND W OF RR IN SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES FM (17,125’)
OK9270046-002	OK	WASHITA	JANZEN, ELIZABETH SUZANNE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	994	I-2008-001382	011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: SW4, STRIP OF LAND W OF RR IN SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES FM (17,125’)
OK9270046-003	OK	WASHITA	CAILLE, JANET	CHESAPEAKE EXPLORATION LLC	12/3/2007	1098	24	I-2008-001406	011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: SW4, STRIP OF LAND W OF RR IN SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES FM (17,125’)
OK9270046-004	OK	WASHITA	BARTEL, VICKI SUE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1098	9	I-2008-001401	011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: SW/4, STRIP OF LAND W OF RR IN SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES FM (17,125’)
OK9270055-000	OK	WASHITA	EVANGELISH LUTHERISCHE FREDENS GEMEINDE,	CHESAPEAKE EXPLORATION LLC	10/31/2007	1099	389	I-2008-001884	011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: A 2.5 ACRE TRACT DESCRIBED AS 40 RODS LONG NORTH & SOUTH AND 10 RODS WIDE EAST & WEST IN SE/C OF SE/4 LTD TO 17,025’
OK9270105-001	OK	WASHITA	LOWRY JR, G W & CHERYL	CHESAPEAKE EXPLORATION LLC	1/10/2008	1099	688	I-2008-002001	011N	017W	0027

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 27: SE/4 LESS A 2.5 AC TRACT DESCRIBED AS 40 RODS LONG N & S & 10 RODS WIDE E & W IN SE/C SE/4, LESS A 3.0 AC TRACT DESCRIBED AS ALL THAT LAND LYING W OF THE RR IN SE/4, LESS 6.09 ACS DEEDED TO THE RR FOR R-O-W

LTD TO 100 BLW S.E. OF BASE OF DES MOINES GRANITE WASH FM (17,125’)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270105-002	OK	WASHITA	LOWRY, GEORGE WHEELER TRUST AGREEMENT DTD 5-31-79	CHESAPEAKE EXPLORATION LLC	1/10/2008	1099	711	I-2008-002009	011N	017W	0027

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 27: SE/4 LESS A 2.5 AC TRACT DESCRIBED AS 40 RODS LONG N & S & 10 RODS WIDE E & W IN SE/C SE/4, LESS A 3.0 AC TRACT DESCRIBED AS ALL THAT LAND LYING W OF THE RR IN SE/4, LESS 6.09 ACS DEEDED TO THE RR FOR R-O-W

LTD TO 100 BLW S.E. OF BASE OF DES MOINES GRANITE WASH FM (17,125’)

OK9270105-003	OK	WASHITA	LOWRY, LACY LEIGH LIV TR, LACY LEIGH LOWRY, TRST	CHESAPEAKE EXPLORATION LLC	1/10/2008	1101	692	I-2008-002530	011N	017W	0027

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 27: SE/4 LESS A 2.5 AC TRACT DESCRIBED AS 40 RODS LONG N & S & 10 RODS WIDE E & W IN SE/C SE/4, LESS A 3.0 AC TRACT DESCRIBED AS ALL THAT LAND LYING W OF THE RR IN SE/4, LESS 6.09 ACS DEEDED TO THE RR FOR R-O-W

LTD TO 100 BLW S.E. OF BASE OF DES MOINES GRANITE WASH FM (17,125’)

OK9270105-004	OK	WASHITA	SANDERS, LEONA BOSE & ERNEST R	PETROLEUM DEVELOPMENT CO	2/5/2005	1007	845		011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: E/2 NE/4
OK9270105-005	OK	WASHITA	OCC #564233/CD #200808177	COI-CELLC	1/8/2009			UNRECORDED	011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: ALL LTD TO VIRGILIAN, MISSOURIAN & DES MOINES
OK5127286-001	OK	WASHITA	VERA E KEIL REVOCABLE TRUST DATED 1-4-1999	CHESAPEAKE EXPLORATION LP	2/9/2006	1032	391	1-2006-002312	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: NW/4
OK5129397-001	OK	WASHITA	STEHR, MARTIN R & FAYE	CHESAPEAKE EXPLORATION LP	2/10/2006	1031	410	I-2006-001934	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-002	OK	WASHITA	THOMPSON REV LIV TR, DTD 7/25/89	CHESAPEAKE EXPLORATION LP	3/1/2006	1033	774	I-2006-002872	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-003	OK	WASHITA	OLIDINE BROOKS REV LIVING TRUST DTD 7/16/04	CHESAPEAKE EXPLORATION LP	3/3/2006	1033	777	I-2006-002873	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-004	OK	WASHITA	BROOKS, MICHAEL A REV LIVING TRUST DTD 7/16/04	CHESAPEAKE EXPLORATION LP	3/3/2006	1033	780	I-2006-002874	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-005	OK	WASHITA	VOGT FAMILY LIVING TRUST DTD 3-15-93	CHESAPEAKE EXPLORATION LP	3/20/2006	1035	987	I-2006-003703	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-006	OK	WASHITA	JOHNSON, WILMA & W L	CHESAPEAKE EXPLORATION LP	2/10/2006	1032	89	I-2006-002197	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-007	OK	WASHITA	CHILDRESS, ZELDA MAE	CHESAPEAKE EXPLORATION LP	2/23/2006	1032	789	I-2006-002458	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-008	OK	WASHITA	MACTAVISH, PHYLLIS ANN, F/K/A MACDONELL	CHESAPEAKE EXPLORATION LLC	12/14/2007	1098	366	I-2008-001542	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES FM (17,180’)
OK5129397-009	OK	WASHITA	SUDERMAN FAMILY LIVING TRUST DATED 2-17-93, THE	DAVID S THOMPSON & ASSOCIATES	10/15/2007	1090	938	I-2007-012444	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129432-001	OK	WASHITA	BOSE, EDWARD JR REV LIVING TRUST DTD 2/5/96	CHESAPEAKE EXPLORATION LP	2/17/2006	1033	308	I-2006-002660	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: NE/4
OK5129432-002	OK	WASHITA	BOSE, ERNESTINE REV LIVING TRUST DTD 2/5/96	CHESAPEAKE EXPLORATION LP	2/17/2006	1033	311	I-2006-002661	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129432-003	OK	WASHITA	BOSE, BRYAN	CHESAPEAKE EXPLORATION LP	2/17/2006	1033	299	I-2006-002657	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: NE/4
OK5129435-001	OK	WASHITA	BOSE, BRADLEY WARREN	CHESAPEAKE EXPLORATION LP	2/22/2006	1034	36	I-2006-002971	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SW/4
OK5129435-002	OK	WASHITA	BOSE, KENNY DON & PATTIE MARIE FREEMAN-BOSE	CHESAPEAKE EXPLORATION LP	2/22/2006	1034	600	I-2006-003188	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SW/4
OK5129391-007	OK	WASHITA	MONTGOMERY PETROLEUM, INC	CHESAPEAKE EXPLORATION LLC	11/12/2007	1091	17	I-2007-012479	011N	017W	0029

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 29: NORTHWEST QUARTER LESS AND EXCEPT RAILROAD RIGHT-OF-WAY MORE PARTICULARLY DESCRIBED AS FOLLOWS: A STRIP OF LAND 100 FEET WIDE, THE SAME TO EXTEND A UNIFORM WIDTH OF 50 FEET ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NORTHWEST QUARTER OF SECTION 29, TOWNSHIP 11 NORTH, RANGE 27 WEST, CONTAINING 5.05 ACRES. AND A STRIP OF LAND ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NORTHWEST QUARTER OF SECTION 29, TOWNSHIP 11 NORTH, RANGE 17 WEST AS ADDITIONAL RIGHT-OF-WAY AS FOLLOWS: AN ADDITIONAL WIDTH OF 25 FEET ON EACH SIDE OF THE 100 FEET WIDE RIGHT-OF-WAY HERETOFOR CONVEYED, EXTENDING FROM THE WEST LINE OF SAID 1/4 SECTION IN A NORTHEASTERLY DIRECTION 827 FEET MEASURED ALONG SAID CENTER LINE, CONTAINING 1.02 ACRES. (A/D/A NW/4 LESS & EXCEPT RR R-O-R)

LTD TO 100’ BELOW S.E. OF DES MOINES FM (17,330’)

OK5129391-008	OK	WASHITA	MALCO ROYALTIES LTD	CHESAPEAKE EXPLORATION LLC	5/21/2008	1115	801	I-2008-007671	011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NW/4, L/E ROW AND/OR EASEMENT SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129391-009	OK	WASHITA	NORMAN, ROBERT W	CHESAPEAKE EXPLORATION LLC	5/21/2008	1115	803	I-2008-007672	011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NW/4, L/E ROW AND/OR EASEMENT SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129391-010	OK	WASHITA	IVY CREEK INVESTMENTS, LTD	CHESAPEAKE EXPLORATION LLC	5/21/2008	1115	805	I-2008-007673	011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NW/4, L/E ROW AND/OR EASEMENT SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129391-011	OK	WASHITA	CONSUL PROPERTIES, LLC	CHESAPEAKE EXPLORATION LLC	5/21/2008	1115	807	I-2008-007674	011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NW/4, L/E ROW AND/OR EASEMENT SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129391-012	OK	WASHITA	BOYD, RUTH A FORMERLY RUTH A MAYNARD	CHESAPEAKE EXPLORATION LLC	1/20/2009	1130	470	I-2009-000974	011N	017W	0029

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 29: NW/4 L/E 2 TRACTS OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 100’ WIDE, THE SAME TO EXTEND A UNIFORM WIDTH OF 50’ ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 & A STRIP OF LAND ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 AS ADDITIONAL RIGHT-OF-WAY AS FOLLOWS: AN ADDITIONAL WIDTH OF 25’ ON EACH SIDE OF THE 100’ WIDE RIGHT-OF-WAY HERETO FOR CONVEYED, EXTENDING FROM THE W LINE OF SAID 1/4 SECTION IN A NORTHEASTERLY DIRECTION 827’ MEASURED ALONG SAID CENTER LINE

SURFACE TO 17,330

OK5129391-013	OK	WASHITA	COTTON, NIKKI M	CHESAPEAKE EXPLORATION LLC	1/26/2009	1130	476	I-2009-000976	011N	017W	0029

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 29: NW/4 L/E 2 TRACTS OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 100’ WIDE, THE SAME TO EXTEND A UNIFORM WIDTH OF 50’ ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 & A STRIP OF LAND ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 AS ADDITIONAL RIGHT-OF-WAY AS FOLLOWS: AN ADDITIONAL WIDTH OF 25’ ON EACH SIDE OF THE 100’ WIDE RIGHT-OF-WAY HERETO FOR CONVEYED, EXTENDING FROM THE W LINE OF SAID 1/4 SECTION IN A NORTHEASTERLY DIRECTION 827’ MEASURED ALONG SAID CENTER LINE

SURFACE TO 17,330

OK5129391-014	OK	WASHITA	MAYNARD LIVING TR, DTD MAY 22, 1997, MILDRED B MAYNARD, TRST	CHESAPEAKE EXPLORATION LLC	1/20/2009	1130	467	I-2009-000973	011N	017W	0029

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 29: NW/4 L/E 2 TRACTS OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 100’ WIDE, THE SAME TO EXTEND A UNIFORM WIDTH OF 50’ ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 & A STRIP OF LAND ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 AS ADDITIONAL RIGHT-OF-WAY AS FOLLOWS: AN ADDITIONAL WIDTH OF 25’ ON EACH SIDE OF THE 100’ WIDE RIGHT-OF-WAY HERETO FOR CONVEYED, EXTENDING FROM THE W LINE OF SAID 1/4 SECTION IN A NORTHEASTERLY DIRECTION 827’ MEASURED ALONG SAID CENTER LINE

SURFACE TO 17,230’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129391-015	OK	WASHITA	MAYNARD, THOMAS D	CHESAPEAKE EXPLORATION LLC	1/20/2009	1130	464	I-2009-000972	011N	017W	0029

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 29: NW/4 L/E 2 TRACTS OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 100’ WIDE, THE SAME TO EXTEND A UNIFORM WIDTH OF 50’ ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 & A STRIP OF LAND ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 AS ADDITIONAL RIGHT-OF-WAY AS FOLLOWS: AN ADDITIONAL WIDTH OF 25’ ON EACH SIDE OF THE 100’ WIDE RIGHT-OF-WAY HERETO FOR CONVEYED, EXTENDING FROM THE W LINE OF SAID 1/4 SECTION IN A NORTHEASTERLY DIRECTION 827’ MEASURED ALONG SAID CENTER LINE

SURFACE TO 17,230’

OK9270260-000	OK	WASHITA	KEIL, JEAN D	CHESAPEAKE EXPLORATION LLC	1/20/2009	1130	473	I-2009-000975	011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: SE/4 SURFACE TO 17,230’
OK9270274-000	OK	WASHITA	BORCHERS, PAUL LIVING TRUST ET AL	MAVERICK CORPORATION	2/17/2009	1131	537		011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: SW/4 SURFACE TO 17,230’
OK9270274-001	OK	WASHITA	SAWATZKY, WANITA LIFE ESTATE	TODCO PROPERTIES, INC	2/4/2009	1134	430		011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NE/4
OK9270274-002	OK	WASHITA	SAWATZKY, JACK AND KAREN	TODCO PROPERTIES, INC	2/4/2009	1134	433		011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NE/4
OK9270274-003	OK	WASHITA	SAWATZKY, RANDY AND CANDICE	TODCO PROPERTIES, INC	2/4/2009	1134	436		011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NE/4
OK9270274-004	OK	WASHITA	GROSZ, FRED A & KARLENE S LIVING TR	TODCO PROPERTIES, INC	2/4/2009	1134	439		011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NE/4
OK3200077-001	OK	WASHITA	WILLIAMSON, BARBARA DARLENE A/ K/A DARLENE	CHESAPEAKE EXPLORATION LP	7/21/2006	1045	808	I-2006-007441	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK3200077-002	OK	WASHITA	ALLEN, WENDELL A/ K/A WENDELL ETHAN ALLEN	CHESAPEAKE EXPLORATION LP	7/27/2006	1047	106	I-2006-007955	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK3200077-003	OK	WASHITA	MEIER, DESSIE	CHESAPEAKE EXPLORATION LP	7/27/2006	1046	563	I-2006-007762	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK3200077-004	OK	WASHITA	DAVIS, ELNORA JANE A/K/A JANIE DAVIS	CHESAPEAKE EXPLORATION LP	7/27/2006	1047	125	I-2006-007962	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK3200077-005	OK	WASHITA	CALVERT, VICKIE KATHLEEN, A/K/A VICKIE CALVERT	CHESAPEAKE EXPLORATION LP	7/27/2006	1047	493	I-2006-008103	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK3200116-001	OK	WASHITA	CUMINGS, D A REVOCABLE TRUST 1997	CHESAPEAKE EXPLORATION LLC	9/7/2007	1087	336	I-2007-011101	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 1, 2, E/2 NW/4, A/D/A NW/4
OK3200116-002	OK	WASHITA	SITZMAN, GLENN L	CHESAPEAKE EXPLORATION LLC	9/7/2007	1087	340	I-2007-011103	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 1,2, E/2 NW/4 (A/D/A NW/4)
OK3200116-003	OK	WASHITA	GREENWELL, OPAL M	CHESAPEAKE EXPLORATION LLC	9/7/2007	1086	990	I-2007-010970	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 1 & 2 & E/2 NW/4, ADA NW/4
OK3200116-004	OK	WASHITA	SITZMAN JR, CARL J	CHESAPEAKE EXPLORATION LLC	9/7/2007	1088	150	I-2007-011407	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 1-2, E/2 NW/4, ADA NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200117-001	OK	WASHITA	HAWTHORNE, RAE DEANE	CHESAPEAKE EXPLORATION LLC	9/12/2007	1087	314	I-2007-011092	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3, 4, SW/4, A/D/A WEST 63.68 AC OF SW/4
OK3200117-002	OK	WASHITA	HUGHES, JUBIE F/K/A JUBIE PRICE	CHESAPEAKE EXPLORATION LLC	9/10/2007	1087	338	I-2007-011102	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3, 4, (A/D/A W 63.68 ACRES OF SW/4)
OK3200117-003	OK	WASHITA	HUGHES, SCHERRIE	CHESAPEAKE EXPLORATION LLC	9/12/2007	1088	97	I-2007-011392	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3, 4 OF SW/4 (A/D/A W 63.68 ACRES OF SW/4)
OK3200117-004	OK	WASHITA	GILLY, GIL E & PANSY	CHESAPEAKE EXPLORATION LLC	9/10/2007	1088	868	I-2007-011650	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3-4 ADA W 63.68 AC OF SW/4
OK3200117-005	OK	WASHITA	REYNOLDS, MICHELLE	CHESAPEAKE EXPLORATION LLC	9/12/2007	1088	874	I-2007-011653	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3-4, ADA W 63.68 OF SW/4
OK3200117-006	OK	WASHITA	MASIERS, CHRISTINA	CHESAPEAKE EXPLORATION LLC	9/12/2007	1089	554	I-2007-011921	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3-4, ADA W 63.68 OF SW/4
OK3200117-007	OK	WASHITA	MEDINA, REBECCA	CHESAPEAKE EXPLORATION LLC	9/12/2007	1091	20	I-2007-012480	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3,4, (ADA W 63.68 AC OF SW/4)
OK3200666-000	OK	WASHITA	LABAHN, BETTY JO LIVING TR, BETTY JO LABAHN, TRST	CHESAPEAKE EXPLORATION LLC	9/7/2007	1085	66	I-2007-010323	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: E 90 ACRES OF SW/4
OK3200667-001	OK	WASHITA	OCC #569104/CD #200901983	COI-CELLC	7/16/2009				011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: ALL LTD TO MISSOURIAN & DES MOINES
OK3210048-001	OK	WASHITA	WOLF, HARRY D A/ K/A HARRY DUANE & MARVA JO	CHESAPEAKE EXPLORATION LLC	8/10/2006	1049	174	I-2006-006722	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK3210049-001	OK	WASHITA	ALLEN, ANTHONY DWIGHT A/K/ A TONY	CHESAPEAKE EXPLORATION LLC	8/8/2006	1048	94	I-2006-008319	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK9270261-000	OK	WASHITA	KEIL, JEAN D	CHESAPEAKE EXPLORATION LLC	1/20/2009	1130	479	I-2009-000977	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: NE/4 SURFACE TO DES MOINES FM (17,415.50’)
OK3200472-001	OK	WASHITA	MEIER, BOBBY LYNN	CHESAPEAKE EXPLORATION LP	3/22/2007	1068	783	I-2007-004504	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 1,2, E/2 NE/4
OK3200472-002	OK	WASHITA	LOPER, LOUISE ANN	CHESAPEAKE EXPLORATION LP	3/22/2007	1068	785	I-2007-004505	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOT 1, LOT 2, E/2 NE/4
OK3200472-003	OK	WASHITA	MEIER, DESSIE	CHESAPEAKE EXPLORATION LP	3/22/2007	1068	781	I-2007-004503	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOT 1, LOT 2, E/2 NE/4
OK3200472-004	OK	WASHITA	ROWE, PATRICIA M	CHESAPEAKE EXPLORATION LP	3/22/2007	1069	496	I-2007-004777	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOT 1, LOT 2, E/2 NE/4
OK3200472-005	OK	WASHITA	MEIER, CECIL MONTELL	CHESAPEAKE EXPLORATION LP	3/22/2007	1070	745	I-2007-005215	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 1, 2, E/2 NE/4
OK3200655-001	OK	WASHITA	HOEPFNER, MICHAEL	CHESAPEAKE EXPLORATION LLC	8/27/2007	1084	461	I-2007-010103	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: W/2 NE/4, E 76.62 AC OF E/2 NW/4 LTD TO 16,529’
OK3200655-002	OK	WASHITA	SLIWOSKI, JOAN B	CHESAPEAKE EXPLORATION LLC	8/28/2007	1085	68	I-2007-010324	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 3,4, E/2 SW/4 LESS .35 AC FOR PUBLIC ROAD
OK3200655-003	OK	WASHITA	EMPIE, JUDITH E	CHESAPEAKE EXPLORATION LLC	8/28/2007	1086	294	I-2007-010715	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOT 3, LOT 4, E/2 SW/4 LESS .35 AC FOR PUBLIC ROAD

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200655-004	OK	WASHITA	REUBER, JAMES LOUIS	CHESAPEAKE EXPLORATION LLC	8/28/2007	1086	299	I-2007-010717	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 3,4, E/2 SW/4 LESS .35 FOR PUBLIC ROAD
OK3200655-005	OK	WASHITA	PLEASANT INVESTMENTS LP	CHESAPEAKE EXPLORATION LLC	8/28/2007	1085	44	I-2007-010315	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 3,4, E/2 SW/4 LESS .35 AC FOR PUBLIC ROAD
OK3200655-006	OK	WASHITA	REUBER, RUBY M REV LIV TR DTD 9/29/93, RUBY M REUBER TRST	CHESAPEAKE EXPLORATION LLC	8/28/2007	1085	55	I-2007-010319	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 3, 4, E/2 SW/4, (LESS .35 AC FOR PUBLIC ROAD)
OK3200655-007	OK	WASHITA	REUBER, STANLEY K	CHESAPEAKE EXPLORATION LLC	8/28/2007	1085	52	I-2007-010318	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 3, 4, E/2 SW/4 LESS .35 AC FOR PUBLIC ROAD LTD TO 16,529’
OK3200655-008	OK	WASHITA	DUE, MAXINE	CHESAPEAKE EXPLORATION LLC	10/8/2007	1090	463	I-2007-012270	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 3, 4, E/2 SW/4 LESS 0.35 AC FOR PUBLIC ROAD LTD TO 16,529’
OK3200667-000	OK	WASHITA	CHESAPEAKE ROYALTY, LLC	CHESAPEAKE EXPLORATION LLC	4/17/2008	1106	316	I-2008-004233	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOT 3 (35.78 ACRES) & LOT 4 (35.26 ACRES) & THE E/2 SW/4, LESS 0.35 ACRES FOR A PUBLIC ROADWAY LTD TO 16529’
OK3200671-001	OK	WASHITA	BENSON, MARGERY KAREN	CHESAPEAKE EXPLORATION LLC	8/24/2007	1085	11	I-2007-010302	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: W/2 NE/4, E 76.62 ACRES OF E/2 NW/4 LTD TO 16,529’
OK3200684-001	OK	WASHITA	RAASCH, JAMES	CHESAPEAKE EXPLORATION LLC	10/1/2007	1085	40	I-2007-010313	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: 3.38 ACRES ALONG THE WEST SIDE OF E/2 NW/4
OK3200684-002	OK	WASHITA	WEBER, SUSAN	CHESAPEAKE EXPLORATION LLC	10/8/2007	1086	305	I-2007-010720	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: 3.38 AC ALONG W/SIDE E/2 NW/4
OK3200684-003	OK	WASHITA	TALLEY, PATRICIA	CHESAPEAKE EXPLORATION LLC	10/8/2007	1086	982	I-2007-010966	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: 3.38 AC ALONG W/SIDE E/2 NW/4
OK3200684-004	OK	WASHITA	RAASCH, JR, THOMAS A & VELMA H, TRUST	CHESAPEAKE EXPLORATION LLC	10/1/2007	1089	761	I-2007-012002	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: 3.38 ACRES ALONG W SIDE OF E/2 NW/4
OK3200684-005	OK	WASHITA	RAASCH, DEBORAH	CHESAPEAKE EXPLORATION LLC	10/8/2007	1088	176	I-2007-011417	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: 3.38 ACRES ALONG THE W SIDE OF E/2 NW/4
OK9270020-001	OK	WASHITA	WALLERSTEDT, SCOTT EUGENE	CHESAPEAKE EXPLORATION LLC	10/11/2007	1091	874	I-2007-012642	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: SE/4
OK9270020-002	OK	WASHITA	WALLERSTEDT, ROBERT WILLIAM	CHESAPEAKE EXPLORATION LLC	10/11/2007	1091	872	I-2007-012641	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: SE/4
OK9270020-003	OK	WASHITA	OCC# 547449/CD#200707118	CHESAPEAKE EXPLORATION LLC	12/6/2007				011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: ALL LTD TO VIRGILIAN, MISSOURIAN & DES MOINES COMMON SOURCES OF SUPPLY
OK3200104-001	OK	WASHITA	MEKUSUKEY OIL COMPANY LLC	CHESAPEAKE EXPLORATION LLC	9/7/2007	1082	40	I-2007-009236	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: SW/4
OK3200104-002	OK	WASHITA	HAMM JR, FLOYD D	CHESAPEAKE EXPLORATION LLC	10/18/2007	1093	908	I-2007-013342	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200104-003	OK	WASHITA	STAFFORD, LESTER, A/K/A LESTER V STAFFORD	CHESAPEAKE EXPLORATION LLC	11/1/2007	1093	902	I-2007-013340	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: SW/4 LTD TO 100’ BELOW S. E. DES MOINES GRANITE WASH FM (17,093’)
OK3200104-004	OK	WASHITA	IGO, TERRY	DAVID S THOMPSON & ASSOCIATES	6/21/2007	1075	372	I-2007-006825	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: SW/4
OK3200104-005	OK	WASHITA	ASARCO OIL & GAS COMPANY, INC.	CHESAPEAKE EXPLORATION LLC	9/16/2010	1183	980	I-2010-008985	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: SW/4
OK3200123-003	OK	WASHITA	JANZEN, ALLEN LIVING TRUST DATED 12/9/93	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	985	I-2008-001379	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACS OF SE/4 LTD TO 100’ BELOW S.E. DES MOINES GRANITE WASH (17,093’)
OK3200123-004	OK	WASHITA	JANZEN, ELIZABETH SUZANNE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	988	I-2008-001380	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACS OF SE/4 LTD TO 100’ BELOW S.E. DES MOINES GRANITE WASH (17,093’)
OK3200123-005	OK	WASHITA	CAILLE, JANET	CHESAPEAKE EXPLORATION LLC	12/3/2007	1098	32	I-2008-001409	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACS OF SE/4 LTD TO 100’ BELOW S.E. DES MOINES GRANITE WASH (17,093’)
OK3200123-006	OK	WASHITA	BARTEL, VICKI SUE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1098	12	I-2008-001402	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACRES OF SE/4 LTD TO 100’ BELOW S.E. DES MOINES GRANITE WASH (17,093’)
OK3200123-007	OK	WASHITA	ORTHWEIN, RICHARD J REV TRUST, RICHARD J ORTHWEIN, TRUSTEE	CHESAPEAKE EXPLORATION LLC	12/17/2007	1100	930	I-2008-002258	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: E 60 AC OF SE/4 LTD TO 100’ BELOW S.E. DES MOINES GRANITE WASH (17,093’)
OK3200123-008	OK	WASHITA	BROOKS, MICHAEL A REV LIVING TRUST DTD 7/15/2004	CHESAPEAKE EXPLORATION LLC	5/23/2008	1109	159	I-2008-005324	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACRES OF SE/4
OK3200123-009	OK	WASHITA	BROOKS, OLIDINE REV LIVING TRUST DTD 7/16/2004	CHESAPEAKE EXPLORATION LLC	5/23/2008	1109	161	I-2008-005325	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACRES OF SE/4
OK3200123-010	OK	WASHITA	VOGT FAMILY LIVING TRUST DTD 3/15/1993	CHESAPEAKE EXPLORATION LLC	5/9/2008	1107	565	I-2008-004728	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACRES OF SE/4
OK3200123-011	OK	WASHITA	WALTERS, EDITH	CHESAPEAKE EXPLORATION LLC	4/12/2010	1172	992	I-2010-005372	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: E 60 AC OF SE/4
OK3200123-012	OK	WASHITA	LINDSTROM, PEARL	CHESAPEAKE EXPLORATION LLC	4/14/2010	1172	1009	I-2010-005378	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: E 60 AC OF SE/4
OK3200123-013	OK	WASHITA	CADDELL, DAY NELL WILLIAMS	CHESAPEAKE EXPLORATION LLC	8/3/2010	1179	387	I-2010-007504	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACRES OF SE/4
OK3200123-014	OK	WASHITA	WILLIAMS, JERRY A/K/A JERRY L WILLIAMS	CHESAPEAKE EXPLORATION LLC	8/3/2010	1179	383	I-2010-007502	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACRES OF THE SE/4
OK3200123-015	OK	WASHITA	WILLIAMS, RONNIE A/K/A RONNIE G WILLIAMS	CHESAPEAKE EXPLORATION LLC	8/3/2010	1179	385	I-2010-007503	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: THE EAST 60 ACRES OF THE SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200123-016	OK	WASHITA	OCC #578816/CD #201003415	COI/CELLC	9/22/2010				011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: ALL LIMITED TO VIRGILIAN, MISSOURIAN & DES MOINES SEPARATE COMMON SOURCES OF SUPPLY
OK3200124-001	OK	WASHITA	BRAUKUS, KATHRYN	CHESAPEAKE EXPLORATION LLC	10/10/2007	1088	166	I-2007-011413	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: N/2 NE/4
OK3200125-000	OK	WASHITA	MCCLURE, VALINDA	CHESAPEAKE EXPLORATION LLC	10/12/2007	1088	169	I-2007-011414	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: S/2 NE/4
OK9270023-001	OK	WASHITA	BARTON, WILLIAM R	CHESAPEAKE EXPLORATION LLC	10/30/2007	1093	917	I-2007-013345	011N	017W	0032

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 32: NW/4 LESS AND EXCEPT A TRACT OF LAND CONTAINING 10 ACRES IN THE FORM OF A SQUARE IN THE NE CORNER OF THE NW/4

SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH (17,093’)

OK9270023-002	OK	WASHITA	VERDE VISTA ENERGY CO	CHESAPEAKE EXPLORATION LLC	10/30/2007	1093	885	I-2007-013336	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: NW/4 L/E A TRACT CONTAINING 10 ACS IN FORM OF SQUARE IN NE/C NW/4 SURF TO 100’ BLW S.E. OF DES MOINES GRANITE WASH (17,093’)
OK9270023-003	OK	WASHITA	WEBB, DAWN E	CHESAPEAKE EXPLORATION LLC	10/30/2007	1095	202	I-2008-000411	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: NW/4 L/E A TRACT CONTAINING 10 ACS IN FORM OF SQUARE IN NE/C NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH (17,093’)
OK9270023-004	OK	WASHITA	MANZ, TERRY K	CHESAPEAKE EXPLORATION LLC	10/30/2007	1094	789	I-2008-000265	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: NW/4 L/E A TRACT CONTAINING 10 ACS IN FORM OF SQUARE IN NE/C NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH (17,093’)
OK9270023-005	OK	WASHITA	PLAYA PETROLEUM, INC, WILLIAM R BARTON, PRESIDENT	CHESAPEAKE EXPLORATION LLC	10/30/2007	1093	914	I-2007-013344	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: NW/4 LESS & EXCEPT A TRACT CONTAINING 10 ACS IN FORM OF A SQUARE IN NE/C NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH (17,093’)
OK9270023-006	OK	WASHITA	SCHMIDT, MAMIE	DAVID S THOMPSON & ASSOCIATES	7/31/2007	1081	932	I-2007-009177	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270001-000	OK	WASHITA	BUFFING, BRET	CHESAPEAKE EXPLORATION LLC	10/22/2007	1090	460	I-2007-012269	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: E/2 SE/4, LESS 3 ACRES DEEDED TO THE BOARD OF COMMISSIONERS OF WASHITA COUNTY, A TRACT OF LAND DESCRIBED AS BEGINNING AT A POINT 33’ W OF NE/C OF E/2 SE/4, THENCE W 285.2’, THENCE S 85°10’ E 50’, THENCE S 70°20’ E 100’, THENCE S 51°10’ E 100’, THENCE S 30°50’ E 100’, THENCE S 11°10’ E 100’, THENCE N 285.2’ TO POB

SURFACE TO 17,475’

OK9270029-000	OK	WASHITA	EVANGELIST LUTHERAN FRIEDENS GERNIEDE , A CORPORATION	CHESAPEAKE EXPLORATION LLC	10/31/2007	1093	888	I-2007-013337	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: PART NE/4 BEGINNING AT NE/C NE/4, THENCE S ON E LINE 32 RODS, THENCE W 10 RODS, THENCE N 32 RODS, THENCE E TO POB SURFACE TO 17,475’
OK9270047-001	OK	WASHITA	JANZEN, ALLEN LIVING TRUST DTD 12/9/93	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	977	I-2008-001376	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: A TRACT OF LAND COVERING PART OF NE/4 DESCRIBED AS: BEGINNING AT A POINT 660’ E OF THE CENTER OF SEC 34; THENCE N 21°24’ E 550’; THENCE N 60°20’ E 910’; THENCE N 39°48’ W 465’; THENCE N 870’ TO THE N BOUNDARY LINE OF SEC 34; THENCE E TO A POINT 10 RODS W OF THE NE/C OF SEC 34; THENCE S 32 RODS; THENCE E 10 RODS TO THE E LINE OF SEC 34; THENCE S TO THE SE/C OF NE/4; THENCE W TO POB - LESS 3.82 ACRES DEEDED TO COUNTY FOR A ROAD AND LESS 2 ACRES DEEDED TO THE LUTHERAN CHURCH AND LESS 1.10 ACRES IN THE SE/C NE/4

SURFACE TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH (17,475’)

OK9270047-002	OK	WASHITA	JANZEN, ELIZABETH SUZANNE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	991	I-2008-001381	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: A TRACT OF LAND COVERING PART OF NE/4 DESCRIBED AS: BEGINNING AT A POINT 660’ E OF THE CENTER OF SEC 34; THENCE N 21°24’ E 550’; THENCE N 60°20’ E 910’; THENCE N 39°48’ W 465’; THENCE N 870’ TO THE N BOUNDARY LINE OF SEC 34; THENCE E TO A POINT 10 RODS W OF THE NE/C OF SEC 34; THENCE S 32 RODS; THENCE E 10 RODS TO THE E LINE OF SEC 34; THENCE S TO THE SE/C OF NE/4; THENCE W TO POB - LESS 3.82 ACRES DEEDED TO COUNTY FOR A ROAD AND LESS 2 ACRES DEEDED TO THE LUTHERAN CHURCH AND LESS 1.10 ACRES IN THE SE/C NE/4

SURFACE TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH (17,475’)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270047-003	OK	WASHITA	CAILLE, JANET	CHESAPEAKE EXPLORATION LLC	12/3/2007	1098	27	I-2008-001407	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: A TRACT OF LAND COVERING PART OF NE/4 DESCRIBED AS: BEGINNING AT A POINT 660’ E OF THE CENTER OF SEC 34; THENCE N 21°24’ E 550’; THENCE N 60°20’ E 910’; THENCE N 39°48’ W 465’; THENCE N 870’ TO THE N BOUNDARY LINE OF SEC 34; THENCE E TO A POINT 10 RODS W OF THE NE/C OF SEC 34; THENCE S 32 RODS; THENCE E 10 RODS TO THE E LINE OF SEC 34; THENCE S TO THE SE/C OF NE/4; THENCE W TO POB - LESS 3.82 ACRES DEEDED TO COUNTY FOR A ROAD AND LESS 2 ACRES DEEDED TO THE LUTHERAN CHURCH AND LESS 1.10 ACRES IN THE SE/C NE/4

SURFACE TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH (17,475’)

OK9270047-004	OK	WASHITA	BARTEL, VICKI SUE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1098	6	I-2008-001400	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: A TRACT OF LAND COVERING PART OF NE/4 DESCRIBED AS: BEGINNING AT A POINT 660’ E OF THE CENTER OF SEC 34; THENCE N 21°24’ E 550’; THENCE N 60°20’ E 910’; THENCE N 39°48’ W 465’; THENCE N 870’ TO THE N BOUNDARY LINE OF SEC 34; THENCE E TO A POINT 10 RODS W OF THE NE/C OF SEC 34; THENCE S 32 RODS; THENCE E 10 RODS TO THE E LINE OF SEC 34; THENCE S TO THE SE/C OF NE/4; THENCE W TO POB - LESS 3.82 ACRES DEEDED TO COUNTY FOR A ROAD AND LESS 2 ACRES DEEDED TO THE LUTHERAN CHURCH AND LESS 1.10 ACRES IN THE SE/C NE/4

SURFACE TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH (17,475’)

OK9270087-000	OK	WASHITA	SMITH, GLEN DALE & LANELL	CHESAPEAKE EXPLORATION LLC	12/17/2008	1130	55	I-2009-000835	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: ALL OF BLOCK 1 AND ALL OF BLOCK 2 IN THE TOWN OF BESSIE
OK9270089-000	OK	WASHITA	PRICE, TERRY P & PATRICIA M	CHESAPEAKE EXPLORATION LLC	5/25/2009	1141	1028	I-2009-005014	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-9, BLOCK 50, LOTS 10-12, BLOCK 51, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270090-000	OK	WASHITA	FRANKLIN, PAULA SUE	CHESAPEAKE EXPLORATION LLC	6/17/2009	1141	736	I-2009-004906	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 20-24, BLOCK 57, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270093-000	OK	WASHITA	DUKE, JIMMY L	CHESAPEAKE EXPLORATION LLC	8/11/2009	1146	391	1-2009-006342	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 14 - 16 OF BLOCK 29 IN TOWN OF BESSIE
OK9270094-000	OK	WASHITA	IGO, TERRY & DIANE	CHESAPEAKE EXPLORATION LLC	8/11/2009	1146	393	1-2009-006343	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 25 - 32 BLOCK 91 IN THE TOWN OF BESSIE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270096-000	OK	WASHITA	RATKE, MICHAEL D & DONNA	CHESAPEAKE EXPLORATION,LLC	7/31/2009	1144	889	1-2009-005905	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13, 14, & 15 OF BLOCK 55
OK9270097-001	OK	WASHITA	ERNST, MARK	CHESAPEAKE EXPLORATION LLC	7/29/2009	1144	892	I-2009-005906	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: BLOCK 4, LOTS 1-5, 7-24 OF BLOCK 5, BLOCKS 6-8, LOTS 1-21, 23 & 24 OF BLOCK 9, LOTS 6-19 OF BLOCK 10, LOTS 1-18, 20-24 OF BLOCK 11, BLOCKS 18, 19, LOTS 1-9, 11-17, 19-24 OF BLOCK 20, BLOCKS 21-23, LOTS 1-21 OF BLOCK 24, BLOCK 25, LOT 6 OF BLOCK 5, LOT 22 OF BLOCK 9, LOT 19 OF BLOCK 11, LOTS 10, 18 OF BLOCK 20, LOTS 5, 6 & 9 OF BLOCK 51, E/2 LOTS 13-15 OF BLOCK 44, LOTS 7, 8 OF BLOCK 51, LOTS 1-4, 17-24 OF BLOCK 51, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270097-002	OK	WASHITA	ERNST, DANNY	CHESAPEAKE EXPLORATION LLC	7/29/2009	1144	895	I-2009-005907	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: BLOCK 4, LOTS 1-5, 7-24 OF BLOCK 5, BLOCKS 6-8, LOTS 1-21, 23 & 24 OF BLOCK 9, LOTS 6-19 OF BLOCK 10, LOTS 1-18, 20-24 OF BLOCK 11, BLOCKS 18, 19, LOTS 1-9, 11-17, 19-24 OF BLOCK 20, BLOCKS 21-23, LOTS 1-21 OF BLOCK 24, BLOCK 25, LOT 6 OF BLOCK 5, LOT 22 OF BLOCK 9, LOT 19 OF BLOCK 11, LOTS 10, 18 OF BLOCK 20, LOTS 5, 6 & 9 OF BLOCK 51, LOTS 22-24 OF BLOCK 24, LOTS 13-24 OF BLOCK 52, E/2 LOTS 13-15 OF BLOCK 44, LOTS 7, 8 OF BLOCK 51, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270098-001	OK	WASHITA	WILLIAMSON, HUGH R & VERA	CHESAPEAKE EXPLORATION LLC	5/11/2009	1141	713	I-2009-004897	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24, BLOCK 40, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270098-002	OK	WASHITA	KLEMME, ROBERT	CHESAPEAKE EXPLORATION LLC	9/29/2009	1151	831	I-2009-008214	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 19 - 24 OF BLOCK 40 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS AND APPURTENANCES ADJACENT THERETO

OK9270098-003	OK	WASHITA	WILLIAMSON, EDWIN L	CHESAPEAKE EXPLORATION LLC	9/14/2009	1153	339	I-2009-008601	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 19-24 OF BLOCK 40 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPPURTENANCES ADJACENT THERETO

OK9270098-004	OK	WASHITA	KLEMME, MICHAEL LYNN	CHESAPEAKE EXPLORATION LLC	11/2/2009	1154	164	I-2009-008920	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24 OF BLOCK 40 IN TOWN OF BESSIE
OK9270099-000	OK	WASHITA	LEWALLEN, DANNY L & DONNA GAIL	CHESAPEAKE EXPLORATION LLC	5/4/2009	1141	725	I-2009-004902	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 10, 11 & 12, BLOCK 55, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270103-001	OK	WASHITA	BORCHERS, BETTY LIVING TRUST, BETTY BORCHERS, TRST	CHESAPEAKE EXPLORATION LLC	1/24/2008	1100	909	I-2008-002249	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: W/2 SE/4 LESS A TRACT OF LAND DESCRIBED AS BEGINNING AT THE NW/C OF SE/4, THENCE E ALONG THE N LINE 942’, THENCE DUE S 2640’ TO A POINT ON THE S LINE OF SAID QUARTER SECTION, THENCE W ALONG THE S LINE OF SAID QUARTER SECTION 942’ TO THE SW/C, THENCE N ALONG THE W LINE 2640’ TO THE POB

SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM (17,475’)

OK9270103-002	OK	WASHITA	BORCHERS, PAUL LIVING TRUST, PAUL BORCHERS, TRST	CHESAPEAKE EXPLORATION LLC	1/24/2008	1100	903	I-2008-002247	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: W/2 SE/4 LESS A TRACT OF LAND DESCRIBED AS BEGINNING AT THE NW/C OF SE/4, THENCE E ALONG THE N LINE 942’, THENCE DUE S 2640’ TO A POINT ON THE S LINE OF SAID QUARTER SECTION, THENCE W ALONG THE S LINE OF SAID QUARTER SECTION 942’ TO THE SW/C, THENCE N ALONG THE W LINE 2640’ TO THE POB

SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM (17,475’)

OK9270103-003	OK	WASHITA	LANTZ, WILMA C TRUST, WILMA C LANTZ, TRUSTEE	CHESAPEAKE EXPLORATION LLC	2/12/2008	1201	48	I-2011-003891	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: W/2 SE/4 LESS A TRACT OF LAND DESCRIBED AS: BEG AT NW/C SE/4, THENCE E ALONG THE N LINE 942’, THENCE DUE S 2640’ TO A POINT ON THE S LINE OF SAID QUARTER SECTION, THENCE W ALONG THE S LINE OF SAID QUARTER SECTION 942’ TO SW/C, THENCE N ALONG THE W LINE 2640’ TO POB. SURFACE TO DES MOINES GRANITE WASH FM (17,475’)

OK9270215-000	OK	WASHITA	LITTKE, PATRICIA	CHESAPEAKE EXPLORATION LLC	7/2/2008	1117	484	I-2008-008266	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 10-12 OF BLOCK 3, LOTS 1-2 OF BLOCK 12 IN THE TOWN OF BESSIE SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM
OK9270226-001	OK	WASHITA	HAMM FAMILY TRUST DATED 10/2004	CHESAPEAKE EXPLORATION LLC	9/8/2008	1121	583	I-2008-009994	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: ALL OF BLOCKS 70, 71, 72, 73, 74, 81, 82, 83, 84, 85 IN THE TOWN OF BESSIE, OKLAHOMA
OK9270258-001	OK	WASHITA	BOSE, MARJORIE	CHESAPEAKE EXPLORATION LLC	1/12/2009	1132	445	I-2009-001590	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1-24 OF BLOCK 34 AND LOTS 1-18 OF BLOCK 35 AND LOTS 1-18 OF BLOCK 36 AND LOTS 1-24 OF BLOCK 37 AND LOTS 13-18 OF BLOCK 48 AND LOTS 1,2 AND 4-12 OF BLOCK 48 AND LOTS 1-9 OF BLOCK 49 ALL IN THE TOWN OF BESSIE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270258-002	OK	WASHITA	BOSE, ROBERT E	CHESAPEAKE EXPLORATION LLC	1/12/2009	1132	61	I-2009-001468	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1-24 OF BLOCK 34 AND LOTS 1-18 OF BLOCK 35 AND LOTS 1-18 OF BLOCK 36 AND LOTS 1-24 OF BLOCK 37 AND LOTS 13-18 OF BLOCK 40 AND LOTS 1, 2 AND 4-12 OF BLOCK 48 AND LOTS 1-9 OF BLOCK 49 ALL IN THE TOWN OF BESSIE

OK9270258-003	OK	WASHITA	MESSICK, CLARENCE & DOLORES MUTUAL LIV T	CHESAPEAKE EXPLORATION LLC	1/12/2009	1132	63	I-2009-001469	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1-24 OF BLOCK 34 AND LOTS 1-18 OF BLOCK35 AND LOTS 1-18 OF BLOCK 36 AND LOTS 1-24 OF BLOCK 37 AND LOTS 13-18 OF BLOCK 40 AND LOTS 1,2 AND 4-12 OF BLOCK 48 AND LOTS 1-9 OF BLOCK 49 ALL IN THE TOWN OF BÉSSIE

OK9270258-004	OK	WASHITA	BAKER, YVONNE M	CHESAPEAKE EXPLORATION LLC	1/12/2009	1133	645	I-2009-002031	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1-24 OF BLK 34 & LOTS 1-18 OF BLK 35 & LOTS 1-18 OF BLK 36 & LOTS 1-24 OF BLK 37 & LOTS 13-18 OF BLK 40 & LOTS 1, 2 & 4-12 OF BLK 48 & LOTS 1-9 OF BLK 49 ALL IN THE TOWN OF BESSIE

OK9270258-005	OK	WASHITA	BOSE, JAMES E	CHESAPEAKE EXPLORATION LLC	1/12/2009	1133	641	I-2009-002029	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1-24 OF BLK 34 & LOTS 1-18 OF BLK 35 & LOTS 1-18 OF BLK 36 & LOTS 1-24 OF BLK 37 & LOTS 13-18 OF BLK 40 & LOTS 1, 2 & 4-12 OF BLK 48 & LOTS 1-9 OF BLK 49 ALL IN THE TOWN OF BESSIE

OK9270258-006	OK	WASHITA	STREEB, LUCILLE M	CHESAPEAKE EXPLORATION LLC	1/12/2009	1133	643	I-2009-002030	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1-24 OF BLK 34 & LOTS 1-18 OF BLK 35 & LOTS 1-18 OF BLK 36 & LOTS 1-24 OF BLK 37 & LOTS 13-18 OF BLK 40 & LOTS 1, 2 & 4-12 OF BLK 48 & LOTS 1-9 OF BLK 49 ALL IN THE TOWN OF BESSIE

OK9270259-000	OK	WASHITA	PETERS, EDMUND A & MARY A	CHESAPEAKE EXPLORATION LLC	1/9/2009	1132	65	I-2009-001470	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: BLOCKS 58, 59 LESS THE NORTH 50’ OF LOTS 8, 9 IN BLOCK 59, AND BLOCKS 60, 61, 67-69, IN THE TOWN OF BESSIE, OKLAHOMA.
OK9270277-000	OK	WASHITA	GORSHING, GARY W	CHESAPEAKE EXPLORATION LLC	5/4/2009	1139	567	12009004238	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-3, BLOCK 47, TOWN OF BESSIE, INCLUDING ALL ROADS, STREETS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO
OK9270278-000	OK	WASHITA	SCHIMMEL, GILBERT L & VERA E REVOCABLE TRUST DTD 03/21/02	CHESAPEAKE EXPLORATION LLC	5/7/2009	1140	218	12009004445	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-24, BLOCK 56, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO
OK9270279-001	OK	WASHITA	HIXON, JAMES	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	570	12009004239	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 23-24, BLOCK 45, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO
OK9270280-001	OK	WASHITA	RHODES, LARRY DEAN & NORMA L	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	572	12009004240	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 4-11, LOTS 13-20, BLOCK 47, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO
OK9270282-001	OK	WASHITA	DUDGEON, MARILYN KAY & JERRY K	CHESAPEAKE EXPLORATION LLC	5/6/2009	1139	278	12009003648	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13 - 24, BLOCK 27, TOWN OF BESSIE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270283-001	OK	WASHITA	COSSEY, CLYDE	CHESAPEAKE EXPLORATION LLC	5/7/2009	1139	276	12009003647	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOT 13 - 15, BLOCK 13, TOWN OF BESSIE
OK9270283-002	OK	WASHITA	COSSEY, DENVER & AUDREY ALINE	CHESAPEAKE EXPLORATION LLC	6/11/2009	1143	809	I-2009-005520	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13, 14, 15, BLOCK 13, TOWN OF BESSIE
OK9270284-000	OK	WASHITA	WISE, CHARLENE L	CHESAPEAKE EXPLORATION LLC	5/8/2009	1139	274	12009003646	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1 - 16, BLOCK 28, LOTS 1 - 16, BLOCK 15, LOTS 1 - 24, BLOCK 16, TOWN OF BESSIE
OK9270285-000	OK	WASHITA	HENDRICKS, BUDDY & PEGGY	CHESAPEAKE EXPLORATION LLC	5/6/2009	1139	282	12009003650	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 17 - 20, BLOCK 53, TOWN OF BESSIE
OK9270286-001	OK	WASHITA	KLEMME, PAUL K	CHESAPEAKE EXPLORATION LLC	5/11/2009	1139	284	12009003651	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24, BLOCK 40, LOTS 18-20, BLOCK 47, TOWN OF BESSIE
OK9270286-002	OK	WASHITA	ERNY, GLENDORA ANN	CHESAPEAKE EXPLORATION LLC	5/28/2009	1143	807	I-2009-005519	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19 - 24, BLOCK 40, LOTS 18 - 20, BLOCK 47, TOWN OF BESSIE
OK9270289-000	OK	WASHITA	COIL, LINDA G A/K/A LINDA GAYNELL COIL	CHESAPEAKE EXPLORATION LLC	5/19/2009	1141	730	I-2009-004904	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-18, BLOCK 46, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270290-000	OK	WASHITA	JONES, PRESLEY W & MILDRED I REVOCABLE TRUST DTD 12/17/2003	CHESAPEAKE EXPLORATION LLC	5/22/2009	1141	727	I-2009-004903	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-18, BLOCK 46, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270291-000	OK	WASHITA	DAWES, KENNY & LINDA	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	286	I-2009003652	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1 - 5, BLOCK 65, TOWN OF BESSIE
OK9270292-000	OK	WASHITA	MAUCK, JERRY & DEBORAH	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	288	I-2009-003653	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOT 22, BLOCK 31, LOTS 14, 15, 18, 20, BLOCK 32, TOWN OF BESSIE
OK9270293-000	OK	WASHITA	DICK, ELMER G	CHESAPEAKE EXPLORATION LLC	5/4/2009	1139	293	I-2009-003655	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 17 - 22, BLOCK 44, LOTS 10 - 12, BLOCK 46, LOTS 1 - 3, BLOCK 55, TOWN OF BESSIE
OK9270294-000	OK	WASHITA	TAYLOR, L D & KAREN	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	298	I-2009-003657	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOT 13, BLOCK 29 & W/2 OF LOTS 13 & 14, BLOCK 44, TOWN OF BESSIE
OK9270295-000	OK	WASHITA	MANNIS, TRELA C THOMPSON	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	300	I-2009-003658	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1 - 5 & 9 - 12, BLOCK 27, TOWN OF BESSIE
OK9270296-001	OK	WASHITA	STEPHENSON, FREDA A/K/A FRIEDA STEPHENSON	CHESAPEAKE EXPLORATION LLC	5/4/2009	1139	290	I-2009-003654	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 8, 10, 15 - 18, BLOCK 39, TOWN OF BESSIE
OK9270297-001	OK	WASHITA	LINGENFELTER, LU ELLA	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	296	I-2009-003656	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 6 - 12, LESS E 50’ OF LOTS 11 & 12, BLOCK 40, TOWN OF BESSIE
OK9270297-002	OK	WASHITA	BUFFING, LEE ROY & MALINDA	CHESAPEAKE EXPLORATION LLC	5/1/2009	1141	1026	I-2009-005013	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 6-12, LESS E 50’ OF LOTS 11 & 12, BLOCK 40, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270298-001	OK	WASHITA	BOSE, RANDAL S	CHESAPEAKE EXPLORATION LLC	5/18/2009	1141	1019	I-2009-005011 (CORRECTION)	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13 - 18, BLOCK 40, LOTS 10 - 12, BLOCK 57, LOTS 16 - 21, BLOCK 65, LOTS 1 - 9 & 16 - 24, BLOCK 66, TOWN OF BESSIE
OK9270298-002	OK	WASHITA	BOSE, DARREL W	CHESAPEAKE EXPLORATION LLC	5/18/2009	1141	1016	I-2009-005010	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 13-18, BLOCK 40, LOTS 10-12, BLOCK 57, LOTS 16-21, BLOCK 65, LOTS 1-9 & 16-24, BLOCK 66, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO

OK9270299-000	OK	WASHITA	LEWIS, ANNA MARIE	CHESAPEAKE EXPLORATION LLC	5/11/2009	1141	709	I-2009-004895	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST. SECTION 34: LOTS 1-5, BLOCK 40, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270300-001	OK	WASHITA	KLEMME JR, BEN	CHESAPEAKE EXPLORATION LLC	5/13/2009	1152	991	I-2009-008498	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24, BLOCK 40, LOTS 18-20, BLOCK 47, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270300-002	OK	WASHITA	AUSTIN, MARK	CHESAPEAKE EXPLORATION LLC	5/19/2009	1141	707	I-2009-004894	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: 19-24, BLOCK 40, LOTS 18-20, BLOCK 47, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270300-003	OK	WASHITA	KLEMME, DAVID & ELAINE	CHESAPEAKE EXPLORATION LLC	5/19/2009	1141	1031	I-2009-005015	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24, BLOCK 40, LOTS 18-20, BLOCK 47, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270301-000	OK	WASHITA	INTERNATIONAL BANK OF COMMERCE	CHESAPEAKE EXPLORATION LLC	5/28/2009	1141	715	I-2009-004898	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-18, BLOCK 64, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270301-001	OK	WASHITA	ASARCO OIL & GAS, INC	CHESAPEAKE EXPLORATION LLC	5/14/2009	1141	741	I-2009-004908	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: ALL OF BLOCKS 70-74, 81-85, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270301-002	OK	WASHITA	MORGAN, THOMAS A	CHESAPEAKE EXPLORATION LLC	5/13/2009	1152	993	I-2009-008499	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: ALL OF BLOCKS 70-74, 81-85, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270302-000	OK	WASHITA	DUDGEON, JOHNNY A/K/A JOHNNIE DUDGEON & BONNIE	CHESAPEAKE EXPLORATION LLC	5/1/2009	1141	723	I-2009-004901	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 22, 23 & 24, BLOCK 13, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270303-000	OK	WASHITA	EDIGER, MARJORIE	CHESAPEAKE EXPLORATION LLC	5/4/2009	1141	717	I-2009-004899	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19 - 24, BLOCK 55, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270304-000	OK	WASHITA	FIRST BAPTIST CHURCH OF CLINTON, INC	CHESAPEAKE EXPLORATION LLC	6/1/2009	1141	720	I-2009-004900	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOT 21 - 24, BLOCK 53, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270305-000	OK	WASHITA	HOLLIMAN, AGNES M REV LIV TR DTD 4/1/98, ET AL	CHESAPEAKE EXPLORATION LLC	5/11/2009	1141	1022	I-2009-005012	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-16, BLOCK 14, LOTS 1-6, BLOCK 32, LOTS 1-4, BLOCK 46, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO
OK9270306-000	OK	WASHITA	GRIFFITH, J L	CHESAPEAKE EXPLORATION LLC	5/1/2009	1143	527	I-2009-005422	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 10 & 11, BLOCK 49, TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270307-001	OK	WASHITA	CARTER, VERA	CHESAPEAKE EXPLORATION LLC	5/4/2009	1143	529	I-2009-005423	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOT 16, BLOCK 30, LOTS 13, 16, 17, 22-24, BLOCK 32, LOTS 19 & 21, BLOCK 32, LOTS 19-24, BLOCK 39, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO

OK9270308-000	OK	WASHITA	MCDANIEL, DAVID K	CHESAPEAKE EXPLORATION LLC	5/4/2009	1143	532	I-2009-005424	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-5, BLOCK 39, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270311-001	OK	WASHITA	MIRTZ, BENJAMIN & GWENDOLYN	CHESAPEAKE EXPLORATION LLC	7/23/2009	1143	811	I-2009-005521	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 20 - 24, BLOCK 27
OK9270311-002	OK	WASHITA	SANDERS, LEONA	CHESAPEAKE EXPLORATION LLC	7/25/2009	1143	815	I-2009-005523	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 20 - 24, BLOCK 27
OK9270312-001	OK	WASHITA	INTEMANN, RANDAL BRYAN	CHESAPEAKE EXPLORATION LLC	7/27/2009	1143	813	I-2009-005522	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 21 & 22 OF BLOCK 45, OF TOWN OF BESSIE, ACCORDING TO PLAT RECORDED THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO
OK9270313-000	OK	WASHITA	RATKE, PAUL D & JANE	CHESAPEAKE EXPLORATION LLC	7/2/2009	1143	794	I-2009-005515	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 16, 17, 18 IN TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, THERETO & APPURTENANCES THERETO.
OK9270314-000	OK	WASHITA	KEIL, JEAN D	CHESAPEAKE EXPLORATION, LLC	7/12/2009	1143	797	I-2009-005516	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13, 14, BLOCK 62, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, THERETO & APPURTANCES ADJACENT THERETO
OK9270315-001	OK	WASHITA	BONDY, WILMA	CHESAPEAKE EXPLORATION LLC	7/29/2009	1144	584	I-2009-005789	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOT 13-15 OF BLOCK 13, OF THE TOWN OF BESSIE, ACCORDING TO THE PLAT RECORDED THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270316-001	OK	WASHITA	RAY, DEBORAH & WILLIAM F	CHESAPEAKE EXPLORATION LLC	7/23/2009	1143	800	I-2009-00517	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: PART SE/4 DESCRIBED AS BEGINNING AT NE/C OF BLOCK 93 OF BESSIE TOWNSITE, THENCE 20’ TO W LINE OF ST. LOUIS - SAN FRANCISCO RR ROW, THENCE S 450’ ALONG W LINE OF ST. LOUIS - SAN FRANCISCO RR ROW, THENCE 2 20’, THENCE N 450’ ALONG E LINE OF BLOCK 93 OF BESSIE TOWNSIDE TO POB; LOTS 1 - 18, BLOCK 93, PLUS TRACT BEGINNING 30’ N OF SW/C OF SE/4, THENCE E 37.5’, THENCE N 200’, THENCE W 37.5’, THENCE S 200’ TO POB; LOTS 1 - 3, BLOCK 41, LOTS 1 - 4, BLOCK 42, LOTS 1 - 6, BLOCKS 76, 77, 78, LOTS 1 - 12, BLOCK 79, LOTS 7 -18, BLOCK 80, LOTS 1 - 24 & 33 - 36, BLOCK 91, LOTS 1 - 28 & 30 - 36, BLOCK 92, PART OF BLOCK 93 LYING IN SW/4 OF TOWN OF BESSIE; LOTS 4 - 6, BLOCK 41; LOTS 10 - 12, BLOCK 45; LOTS 13 - 18, BLOCK 45

OK9270317-000	OK	WASHITA	CARTER, DENNIS R & GERALD A NELSON	CHESAPEAKE EXPLORATION LLC	8/11/2009	1146	389	1-2009-006341	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 21 - 24 OF BLOCK 33 IN THE TOWN OF BESSIE
OK9270318-000	OK	WASHITA	CRANE, JAMES W & JAMIE A	CHESAPEAKE EXPLORATION LLC	8/11/2009	1146	727	I-2009-006467	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-18 BLOCK 31 TOWN OF BESSIE
OK9270319-000	OK	WASHITA	SLIGER, KENNETH C & C AVINELLE REV TR	CHESAPEAKE EXPLORATION LLC	8/11/2009	1146	729	I-2009-006468	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 7-12 BLOCK 32 IN TOWN OF BESSIE
OK9270320-000	OK	WASHITA	PTAK JR, LEON & MARY LOUISE	CHESAPEAKE EXPLORATION LLC	8/13/2009	1146	733	I-2009-006470	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24 OF BLOCK 64 IN TOWN OF BESSIE
OK9270321-000	OK	WASHITA	REAM, MAREETA	CHESAPEAKE EXPLORATION LLC	8/19/2009	1146	731	I-2009-006469	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-12, 16-24 BLOCK 63 TOWN OF BESSIE
OK9270322-000	OK	WASHITA	SORTER, MARGARET MARIE	CHESAPEAKE EXPLORATION LLC	8/13/2009	1146	723	I-2009-006465	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-16 OF BLOCK 30 IN TOWN OF BESSIE
OK9270323-000	OK	WASHITA	CARTER, MARK MONTEL	CHESAPEAKE EXPLORATION LLC	8/13/2009	1146	725	I-2009-006466	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13 -16 BLOCK 30 OF TOWN OF BESSIE
OK9270324-001	OK	WASHITA	FLECK, JANET	CHESAPEAKE EXPLORATION LLC	8/19/2009	1147	785	I-2009-006860	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 7-11 & 13-24 OF BLOCK 12 IN THE TOWN OF BESSIE
OK9270325-001	OK	WASHITA	ALLEN, OPAL LOIS	CHESAPEAKE EXPLORATION LLC	8/19/2009	1147	787	I-2009-006861	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-16 OF BLOCK 30 IN TOWN OF BESSIE
OK9270325-002	OK	WASHITA	MCCULLER, JACKIE LEE	CHESAPEAKE EXPLORATION LLC	10/26/2009	1152	667	I-2009-008379	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 13 - 16 OF BLOCK 30 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270325-003	OK	WASHITA	DUDGEON, MORRIS LANE & RHONDA	CHESAPEAKE EXPLORATION LLC	10/26/2009	1152	669	I-2009-008380	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34 : LOTS 13 - 16 OF BLOCK 30 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270325-004	OK	WASHITA	CARTER, DONNA LYN	CHESAPEAKE EXPLORATION LLC	11/17/2009	1156	856	I-2009-009803	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-16 OF BLOCK 30 IN TOWN OF BESSIE
OK9270326-000	OK	WASHITA	KOCH, TAMMIE FRAZIER	CHESAPEAKE EXPLORATION LLC	8/13/2009	1147	783	I-2009-006859	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 7-12 OF BLOCK 64 IN TOWN OF BESSIE
OK9270327-001	OK	WASHITA	INGRAM, CHARLA L, FORMERLY PENNER & CHRIS	CHESAPEAKE EXPLORATION LLC	7/29/2009	1145	974	I-2009-006162	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 15 THRU 22 OF BLOCK 41, LOTS 1 THRU 6 OF BLOCK 53 OF TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO
OK9270328-001	OK	WASHITA	BOSE, SHARON & ADOLPH ELIZONDO	CHESAPEAKE EXPLORATION LLC	7/29/2009	1145	976	I-2009-006163	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOT 13-24 OF BLOCK 65, OF THE TOWN OF BESSIE, ACCORDING TO THE PLAT RECORDED THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO

OK9270329-001	OK	WASHITA	BOSE, SHARON	CHESAPEAKE EXPLORATION LLC	7/29/2009	1145	978	I-2009-006164	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 10-12 OF BLOCK 57 & LOTS 1-9 & 16-24 OF BLOCK 66, OF THE TOWN OF BESSIE, ACCORDING TO THE PLAT RECORDED THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO

OK9270330-001	OK	WASHITA	SPERLE, PATRICIA & J C	CHESAPEAKE EXPLORATION LLC	7/29/2009	1145	971	I-2009-006161	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: BLOCK 4, LOTS 1-5 & 7-24 OF BLOCK 5, BLOCKS 6-8, LOTS 1-21, 23 & 24 OF BLOCK 9, LOTS 6-19 OF BLOCK 10, LOTS 1-18 & 20-24 OF BLOCK 11, BLOCKS 18 & 19, LOTS 1-9, 11-17 & 19-24 OF BLOCK 20, BLOCKS 21-23, LOTS 1-21 OF BLOCK 24, BLOCK 25, LOT 6 OF BLOCK 5, LOT 22 OF BLOCK 9, LOT 19 OF BLOCK 11, LOTS 10 & 18 OF BLOCK 20 & LOTS 5, 6 & 9 OF BLOCK 51, LOTS 1-5 & 20-24 OF BLOCK 10 IN TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270331-000	OK	WASHITA	TOWN OF BESSIE, OKLAHOMA	CHESAPEAKE EXPLORATION LLC	9/8/2009	1147	780	I-2009-006858	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 16-24, BLOCK 26, E 50’ OF LOTS 11 & 12, BLOCK 40, LOTS 7-9, BLOCK 41 & LOTS 2-4, BLOCK 45 & BLOCK 86-89
OK9270332-002	OK	WASHITA	KOEHN, PAMELA	CHESAPEAKE EXPLORATION LLC	10/28/2009	1153	335	I-2009-008599	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24 OF BLOCK 48 IN TOWN OF BESSIE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270332-003	OK	WASHITA	HENDRICKS, PAULA	CHESAPEAKE EXPLORATION LLC	9/17/2009	1153	333	I-2009-008598	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 19-24 OF BLOCK 48 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPPURTENANCES ADJACENT THERETO

OK9270333-000	OK	WASHITA	STEPHENSON, RAY	CHESAPEAKE EXPLORATION LLC	9/14/2009	1148	178	I-2009-007023	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 10 - 18 OF BLOCK 50, LOTS 13 - 16 OF BLOCK 51
OK9270344-000	OK	WASHITA	STEPHENSON, ROBERT & DIANE	CHESAPEAKE EXPLORATION LLC	9/4/2009	1148	359	I-2009-007090	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 3 - 12 OF BLOCK 54
OK9270345-001	OK	WASHITA	SPERLE, PATRICIA & J C	CHESAPEAKE EXPLORATION LLC	9/9/2009	1147	594	I-2009-006769	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 10 THRU 18 OF BLOCK 45 IN TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS AND APPURTENANCES ADJACENT THERETO
OK9270346-000	OK	WASHITA	PTAK, MIKE	CHESAPEAKE EXPLORATION LLC	8/13/2009	1146	76	I-2009-006224	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 6, 7, 8, 9, 10, 11, 12 OF BLOCK 65 IN TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, THERETO AND APPURTENANCES ADJACENT THERETO
OK9270347-000	OK	WASHITA	GOERINGER, CONNIE & JEAN	CHESAPEAKE EXPLORATION LLC	9/14/2009	1148	763	I-2009-007217	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOT 12 OF BLOCK 12 AND A TRACT OF LAND COMMENCING AT THE SE/C OF LOT 12 OF BLOCK 12, THENCE WEST 130’. THENCE SOUTH 70’ TO THE NW/C OF LOT 1 BLOCK 17, THENCE EAST 130’, THENCE NORTH 70’ TO POB.

OK9270348-001	OK	WASHITA	KRAUSE, DAN	CHESAPEAKE EXPLORATION LLC	9/14/2009	1150	205	I-2009-007691	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 13-15 AND LOTS 22-24 OF BLOCK 65 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270349-000	OK	WASHITA	STEIGMAN, MICHAEL L & CHRISTYE A	CHESAPEAKE EXPLORATION LLC	9/14/2009	1149	371	I-2009-007400	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: SOUTH 110 FEET OF LOTS 1-6 AND ALL OF LOTS 19-24 OF BLOCK 62 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270351-001	OK	WASHITA	BOSE, MARK E, A/K/A MARK BOSE	CHESAPEAKE EXPLORATION LLC	9/14/2009	1150	9	I-2009-007628	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 13-18 OF BLOCK 40 AND LOTS 16-21 OF BLOCK 65 AND LOTS 10-12 OF BLOCK 57 AND LOTS 1-9 AND 16-24 OF BLOCK 66, IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS AND APPURTENANCES ADJACENT THERETO

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270354-000	OK	WASHITA	JERNIGAN JR, DAVID P & PATSY A	CHESAPEAKE EXPLORATION LLC	9/14/2009	1151	796	I-2009-008198	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 13 AND 14 OF BLOCK 41 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270355-000	OK	WASHITA	MINTZ, DOROTHY V, LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	9/15/2009	1151	792	I-2009-008196	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1 - 6 OF BLOCK 64 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS. ROADS, ALLEYWAYS AND APPURTENANCES ADJACENT THERETO

OK9270357-001	OK	WASHITA	NONAST, MYRLEE BLEVENS	CHESAPEAKE EXPLORATION LLC	9/17/2009	1151	794	I-2009-008197	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOT 20 - 24 OF BLOCK 57 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270359-000	OK	WASHITA	BURLINGTON RESOURCES OIL & GAS COMPANY, LP	CHESAPEAKE EXPLORATION LLC	10/16/2009	1158	616	I-2010-000422 (CORRECTION LSE)	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: PART NE/4, BEGIN ON POINT S LINE NE/4, 660’ E OF CENTER SECTION; N 2I°24'E, 550’; N 620°E, 910’; THENCE N 39°48'W, 465’; THENCE DUE N 870’ TO A POINT ON N LINE OF SECTION 34; THENCE W 513’ TO SLSFRY.CO. W ROW LINE; S ALONG ROW 2640’ TO S LINE OF NE/4; E 505.5’ TO POB, BEGIN AT A POINT ON N LINE OF SECTION 34 THAT IS 47' E OF THE N/2 & S/2 SECTION LINE, THENCE W 300', THENCE S 2640', THENCE W 630', THENCE S 1540', THENCE E 875 ' TO THE CENTERLINE OF SECTION 34, THENCE N 1540' TO CENTER OF SECTION 34, THENCE E 55' TO THE W LINE OF ROW, THENCE N ALONG SAID ROW 2640' TO THE POB

SURFACE TO 17,475'

OK9270360-000	OK	WASHITA	PINION, JEREMY	CHESAPEAKE EXPLORATION LLC	10/13/2009	1152	671	I-2009-008381	011N	017W	0034

TOWNSHIP 11 NORTH – RANGE 17 WEST

SECTION 34: LOTS 10 - 15 OF BLOCK 66 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270364-001	OK	WASHITA	JONES, WILLIAM ROY & BETTY LOU REV TR	CHESAPEAKE EXPLORATION LLC	8/3/2009	1151	440	I-2009-008078	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: ALL OF BLOCKS 70-73 & 82-85, OF THE TOWN OF BESSIE
OK9270365-001	OK	WASHITA	TAYLOR, DIANNA LEE	CHESAPEAKE EXPLORATION LLC	12/11/2009	1156	765	I-2009-009764	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24 OF BLOCK 30 IN TOWN OF BESSIE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270366-000	OK	WASHITA	ARMSTRONG, LYDIA R	CHESAPEAKE EXPLORATION LLC	11/24/2009	1156	395	I-2009-009662	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-5 OF BLOCK 38 IN TOWN OF BESSIE
OK9270778-001	OK	WASHITA	OCC #572014/CD #200903178	COI-CELLC	12/7/2009	1205	26	1-2011-004912	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: ALL TONKAWA, MISSOURIAN GRANITE WASH & DES MOINES GRANITE WASH SEPARATE COMMON SOURCE OF SUPPLY
OK3530003-001	OK	WASHITA	IZOD, SARA B A/ K/A SARAH	CHESAPEAKE EXPLORATION LP	6/23/2006	1042	951	I-2006-006314	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-002	OK	WASHITA	URI, NIKKI, A/K/ A NIKKI A URI	CHESAPEAKE EXPLORATION LP	8/3/2006	1047	510	I-2006-008109	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-003	OK	WASHITA	MCLAUGHLIN, LONNIE	CHESAPEAKE EXPLORATION LP	6/13/2006	1042	507	I-2006-006186	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-004	OK	WASHITA	KELLSTROM, CHRISTINE	CHESAPEAKE EXPLORATION LP	6/16/2006	1043	307	I-2006-006449	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-006	OK	WASHITA	KENNEDY, JAN YEATMAN	CHESAPEAKE EXPLORATION LP	6/28/2007	1077	524	I-2007-007636	011N	018W	0001	TOWNSHIP 11 NORTH - 18 WEST SECTION 1: LOT 4 (A/D/A NW/4 NW/4)
OK3530003-007	OK	WASHITA	KENNEDY III, A DUTTON	CHESAPEAKE EXPLORATION LLC	7/23/2007	1078	551	I-2007-007980	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4 (A/D/A NW/4 NW/4)
OK3530003-009	OK	WASHITA	STRATTON JR, JESSE G TRUST	CROW CREEK ENERGY, LLC	12/27/2005	1026	421	I-2006-000239	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-010	OK	WASHITA	BOWLING, NITA M & HENRY	CROW CREEK ENERGY, LLC	12/30/2005	1027	6	I-2006-000501	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-011	OK	WASHITA	POTTS, BILLY JOE & BONNIE	CROW CREEK ENERGY, LLC	12/30/2005	1027	4	I-2006-000500	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-012	OK	WASHITA	MCLAUGHLIN, JAMES & CLAUDEEN	CROW CREEK ENERGY, LLC	1/23/2006	1028	243	I-2006-000921	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-013	OK	WASHITA	CIHOUSKI, NORA BELLE & J J	CROW CREEK ENERGY, LLC	12/29/2005	1028	237	I-2006-000918	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-014	OK	WASHITA	MARILYN KENNEDY GLADDEN INTERESTS, LLC	CROW CREEK ENERGY, LLC	1/6/2006	1028	245	I-2006-000922	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-015	OK	WASHITA	HERRICK TRUST ESTATE	CROW CREEK ENERGY, LLC	12/27/2005	1028	241	I-2006-000920	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-016	OK	WASHITA	NARRAMORE, VIRGINIA LOIS TRUST	CROW CREEK ENERGY, LLC	1/12/2006	1027	325	I-2006-000614	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-017	OK	WASHITA	HERRICK, ELWOOD E IREV TR	CROW CREEK ENERGY, LLC	12/27/2005	1028	239	I-2006-000919	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-018	OK	WASHITA	WEIMER, LTD, AN OKLAHOMA LP	CROW CREEK ENERGY, LLC	1/16/2006	1029	534	I-2006-001329	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-019	OK	WASHITA	MCDOWELL, CANDACE S REV TR	CROW CREEK ENERGY, LLC	1/1/2006	1027	316	I-2006-000610	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-020	OK	WASHITA	MCCOY, ARTIE FAYE & MARSHALL EVARD, JR	CROW CREEK ENERGY, LLC	1/4/2006	1027	323	I-2006-000613	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-021	OK	WASHITA	SALLY KENNEDY RICHARDSON OIL CO, LLC	CROW CREEK ENERGY, LLC	1/6/2006	1027	321	I-2006-000612	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-022	OK	WASHITA	SAWATZKY, NORA GRACE & GEORGIA ANN DUNBAR	CHESAPEAKE EXPLORATION LLC	10/23/2006	1102	281	I-2008-002738	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3530251-000	OK	WASHITA	BLM - OK NM 118164	CHESAPEAKE EXPLORATION LP	5/24/2007	1072	434	I-2007-005806	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: SW/4 SW/4
OK5080837-006	OK	WASHITA	SHAKESPEARE, DOUGLAS ERIC	CHESAPEAKE EXPLORATION LLC	10/26/2007	1092	942	I-2007-013041	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-001	OK	WASHITA	LANGKEIT, RUTH HELEN & ORVILLE	CHESAPEAKE EXPLORATION LP	1/18/2006	1029	642	I-2006-001375	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-002	OK	WASHITA	MCGOFFIN, KATHERINE A	CHESAPEAKE EXPLORATION LP	2/13/2006	1032	779	I-2006-002454	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3 (ADA NW/4 NE/4, NE/4 NW/4), SW/4 NE/4 AND NW/4 SE/4
OK5129377-003	OK	WASHITA	ENGEN, NET Y	CHESAPEAKE EXPLORATION LP	3/16/2006	1035	755	I-2006-003613	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-004	OK	WASHITA	WEATHERTON, BRUCE K	CHESAPEAKE EXPLORATION LP	3/16/2006	1035	757	I-2006-003614	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-005	OK	WASHITA	WEATHERTON, CHARLES W	CHESAPEAKE EXPLORATION LP	3/16/2006	1035	746	I-2206-003609	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-006	OK	WASHITA	SIGHTS, LEE ANN	CHESAPEAKE EXPLORATION LP	4/17/2006	1037	877	I-2006-004441	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-007	OK	WASHITA	SIGHTS, CLAY, HEIR OF OLIE LEE SIGHTS	CHESAPEAKE EXPLORATION LP	4/17/2006	1037	552	I-2006-004320	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-008	OK	WASHITA	SIGHTS, CLINT O	CHESAPEAKE EXPLORATION LP	4/17/2006	1037	555	I-2006-004321	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-009	OK	WASHITA	SIGHTS, KURT	CHESAPEAKE EXPLORATION LP	4/17/2006	1039	297	I-2006-005012	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-013	OK	WASHITA	MURPHY, PATRICK	CHESAPEAKE EXPLORATION LP	7/20/2006	1049	160	I-2006-008717	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-014	OK	WASHITA	KELLEY, CLAUDINE	CHESAPEAKE EXPLORATION LP	7/20/2006	1049	158	I-2006-008716	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-015	OK	WASHITA	SHAKESPEARE, AVON	CHESAPEAKE EXPLORATION LP	8/3/2006	1078	553	I-2007-007981	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-017	OK	WASHITA	BURTON, MARJORIE HARVEY	CROW CREEK ENERGY, LLC	12/21/2005	1026	227	I-2006-000153	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 2,3, SW/4 NE/4, NW/4 SE/4
OK5129377-018	OK	WASHITA	WALKER, CURTIS & JUDY	CROW CREEK ENERGY, LLC	1/25/2006	1028	250	I-2006-000924	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 2,3, S/2 NW/4, N/2 SW/4, SW/4 SW/4, SW/4 NE/4, NW/4 SE/4
OK5129377-019	OK	WASHITA	WALKER, LORETTA 2001 REV LIV TR	CROW CREEK ENERGY, LLC	1/25/2006	1028	247	I-2006-000923	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 2,3, S/2 NW/4, N/2 SW/4, SW/4 SW/4, SW/4 NE/4, NW/4 SE/4
OK5129377-020	OK	WASHITA	DUPREE, MARVA JEAN & DARRELL	CROW CREEK ENERGY, LLC	1/25/2006	1028	253	I-2006-000925	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 2,3, S/2 NW/4, N/2 SW/4, SW/4 SW/4, SW/4 NE/4, NW/4 SE/4359.60 ACRES, MOL; WASHITA COUNTY, OK

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129381-001	OK	WASHITA	BOESE 1990 JOINT REV TRUST, DTD 8/17/90	CHESAPEAKE EXPLORATION LP	2/3/2006	1031	93	I-2006-001827	011N	018W	0001

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 1: SW/4 SE/4 AND SE/4 SW/4 LESS 1 ACRE DESCRIBED AS “BEGINNING AT THE SE/4 RUNNING THENCE NORTH 12 3/4THS RODS; THENCE WEST 12 3/4THS RODS; THENCE SOUTH 12 3/4THS RODS; THENCE EAST 12 3/4THS RODS TO PLACE OF BEGINNING CONTAINING 1 ACRE”

OK5129381-002	OK	WASHITA	OCC #547108/CD #200705091	CHESAPEAKE EXPLORATION LLC	11/29/2007				011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: ALL LTD TO VIRGILIAN, MISSOURIAN, GRANITE WASH & DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY
OK5129381-003	OK	WASHITA	BOESE, LEE ROY	CHESAPEAKE EXPLORATION LP	2/3/2006	1031	106	I-2006-001832	011N	018W	0001

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 1: SW/4 SE/4 AND SE/4 SW/4 LESS 1 ACREDESCRIBED AS “BEGINNING AT THE SE/4 RUNNING THENCE NORTH 12 3/4TH RODS; THENCE WEST 12 3/4THS RODS; THENCE SOUTH 12 3/4THS RODS; THENCE EAST 12 3/4THS RODS TO PLACE OF BEGINNING CONTAINING 1 ACRE”

OK9270051-001	OK	WASHITA	PEC MINERALS, LP	CHESAPEAKE EXPLORATION LLC	11/29/2007	1097	309	I-2008-001149	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: SE/4 NE/4, E/2 SE/4, LOT 1 (AKA NE/4 NE/4)
OK9270051-002	OK	WASHITA	SALISBURY, KRISTIN JOI INCOME TR	CROW CREEK ENERGY, LLC	1/17/2006	1029	991	I-2006-001484	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 1, SE/4 NE/4, E/2 SE/4
OK9270051-003	OK	WASHITA	SALISBURY, HAROLD WAYNE INCOME TR	CROW CREEK ENERGY, LLC	1/17/2006	1029	989	I-2006-001483	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 1, SE/4 NE/4, E/2 SE/4
OK9270051-004	OK	WASHITA	SALISBURY, JOI D & WAYNE	CROW CREEK ENERGY, LLC	1/27/2006	1029	987	I-2006-001482	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 1, SE/4 NE/4, E/2 SE/4
OK9270100-000	OK	WASHITA	PEACE AMERICAN LUTHERAN CHURCH OF BESSIE	CROW CREEK ENERGY, LLC	1/6/2006	1027	319	I-2006-000611	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: SW/4 SE/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK9270389-001	OK	WASHITA	CLOUD, PAULETTA JO	WARD PETROLEUM CORPORATION	7/25/2005	1017	256	I-2005-005721	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 1: LOT1 (A/D/A NE/4 NE/4), LOT 2 (A/D/A NW/4 NE/4) & S/2 NE/4
OK9270389-002	OK	WASHITA	PAGE, GARY GEORGE	WARD PETROLEUM CORPORATION	7/25/2005	1017	258	I-2005-005722	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 1: LOT1 (A/D/A NE/4 NE/4), LOT 2 (A/D/A NW/4 NE/4) & S/2 NE/4
OK9270389-008	OK	WASHITA	MORRISON, KENNETH	WARD PETROLEUM CORPORATION	8/1/2005	1017	708	I-2005-005880	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 1: LOT1 (A/D/A NE/4 NE/4), LOT 2 (A/D/A NW/4 NE/4) & S/2 NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270391-002	OK	WASHITA	HOWELL, LINDA K	WARD PETROLEUM CORPORATION	8/29/2005	1020	269	I-2005-006902	011N	018W	0001

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 1: A TRACT IN THE SW/4, DESCRIBED AS BEGINNING AT A POINT ON S BOUNDARY LINE OF SAID SW/4 OF SAID SECTION, A DISTANCE OF 830’ EAST OF SW/C OF SW/4; THENCE E 1742’; THENCE N 56°35’E 80’; THENCE N 2010’ TO S BOUNDARY LINEOF ROW OF CR&IP RW, FMRLY CHOCTAW, OK & GULF RR CO; THENCE S 56° 35’ W 335.2’ ALONG SAID S BOUNDARY LINE OF SAID ROW; THENCE S 157.5’ ALONG SAID ROW; THENCE S 56° 32’ W 1282’ ALONG SAID ROW; THENCE 202.5’; THENCE W 380’; THENCE S 300’; THENCE E 380’; S 420’THENCE W 380’; THENCE S 340’ TO POB, CONTAINING 61.34 AC MOL

OK3530266-000	OK	WASHITA	MC MINERAL COMPANY, LLC	CHESAPEAKE EXPLORATION LLC	7/26/2007	1077	242	I-2007-007547	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3, 4 (A/K/A N/2 NW/4)
OK5128673-001	OK	WASHITA	ANDERSON, GLENNA	CHESAPEAKE EXPLORATION LP	10/20/2004	999	1019	I-2004-008794	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-002	OK	WASHITA	MCATEE, GORDON	CHESAPEAKE EXPLORATION LP	10/20/2004	999	1021	I-2004-008795	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-003	OK	WASHITA	MCATEE, FRANKLIN	CHESAPEAKE EXPLORATION LP	10/20/2004	999	996	I-2004-008784	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-004	OK	WASHITA	MCATEE, MARK	CHESAPEAKE EXPLORATION LP	10/20/2004	999	991	I-2004-008782	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-005	OK	WASHITA	FRIESEN, JOHN RANDALL	CHESAPEAKE EXPLORATION LP	10/27/2004	999	974	I-2004-008773	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-006	OK	WASHITA	PYRON, GAY NELL	CHESAPEAKE EXPLORATION LP	10/20/2004	999	972	I-2004-008772	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-007	OK	WASHITA	FRIESEN, MICHAEL DUANE	CHESAPEAKE EXPLORATION LP	10/27/2004	1000	43	I-2004-008817	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-008	OK	WASHITA	MORROW, CAROLYN	CHESAPEAKE EXPLORATION LP	10/29/2004	1002	122	I-2005-000130	011N	018W	0002	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-009	OK	WASHITA	FRIESEN, RICHARD LLOYD & VIRGINIA	CHESAPEAKE EXPLORATION LP	10/27/2004	1002	131	I-2005-000135	011N	018W	0002	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-010	OK	WASHITA	MCATEE, MARILYN	CHESAPEAKE EXPLORATION LP	10/29/2004	1002	104	I-2005-000123	011N	018W	0002	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-011	OK	WASHITA	WALKER, ANITA GAYLE	CHESAPEAKE EXPLORATION LP	10/27/2004	1002	117	I-2005-000128	011N	018W	0002	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-012	OK	WASHITA	MCCOY, ARTIE FAYE A/K/A ARTIE MCCOY	CHESAPEAKE EXPLORATION LP	4/5/2006	1036	680	I-2006-003987	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5128673-013	OK	WASHITA	JOHNSON, JIMMIE L	CHESAPEAKE EXPLORATION LP	6/30/2006	1044	816	I-2006-7056	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: S/2 NW/4 LTD TO 16731'
OK5128673-014	OK	WASHITA	KENNEDY III, A DUTTON	CHESAPEAKE EXPLORATION LLC	8/21/2007	1082	144	I-2007-009279	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1 & 2 & S/2 NE/4, A/D/A NE/4
OK5129408-001	OK	WASHITA	WEIMER, LTD AN OK LIMITED PARTNERSHIP	CHESAPEAKE EXPLORATION LP	3/16/2006	1036	286	I-2006-003841	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-002	OK	WASHITA	MCLAUGHLIN, EDDIE R	CHESAPEAKE EXPLORATION LP	4/5/2006	1036	701	I-2006-003996	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129408-003	OK	WASHITA	MCLAUGHLIN, JAMES & CLAUDEEN	CHESAPEAKE EXPLORATION LP	3/28/2006	1036	288	I-2006-003842	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-004	OK	WASHITA	CLARK, JIMMY DELMAR	CHESAPEAKE EXPLORATION LP	4/21/2006	1038	219	I-2006-004589	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-005	OK	WASHITA	POTTS, BILLY J	CHESAPEAKE EXPLORATION LP	4/5/2006	1040	220	I-2006-005368	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-006	OK	WASHITA	CIHOUSKI, NORA BELLE	CHESAPEAKE EXPLORATION LP	6/13/2006	1042	955	I-2006-006316	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-007	OK	WASHITA	IZOD, SARA B A/K/A SARAH	CHESAPEAKE EXPLORATION LP	6/23/2006	1042	953	I-2006-006315	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 ADA NE/4
OK5129408-008	OK	WASHITA	NARRAMORE, VIRGINIA LOIS TRUST	CHESAPEAKE EXPLORATION LP	6/16/2006	1044	551	I-2006-006936	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-009	OK	WASHITA	MARILYN KENNEDY GLADDEN INTERESTS, LLC	CHESAPEAKE EXPLORATION LP	5/22/2006	1045	78	I-2006-007159	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4 LTD TO 16731'
OK5129408-010	OK	WASHITA	STRATTON JR, JESSE G TRUST	CHESAPEAKE EXPLORATION LP	7/12/2006	1051	220	I-2006-009483	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4, E/2 SE/4 LTD TO 16,731'
OK5129408-011	OK	WASHITA	URI, NIKKI, A/ K/A NIKKI A URI	CHESAPEAKE EXPLORATION LP	8/3/2006	1047	516	I-2006-008112	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1 & 2 & S/2 NE/4 A/D/A NE/4
OK5129408-012	OK	WASHITA	GOLDMAN, VIRGINIA B	CHESAPEAKE EXPLORATION LP	8/25/2006	1055	435	I-2006-011092	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129408-013	OK	WASHITA	SALLY KENNEDY RICHARDSON OIL L.L.C.	CHESAPEAKE EXPLORATION LP	4/6/2006	1036	741	I-2006-004012	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-014	OK	WASHITA	SHELTON, DARRELL LEE	CHESAPEAKE EXPLORATION LP	8/14/2006	1049	166	I-2006-008719	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129408-015	OK	WASHITA	MCLAUGHLIN, LONNIE	CHESAPEAKE EXPLORATION LP	6/13/2006	1042	505	I-2006-006185	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOT 1, LOT 2, S/2 NE/4 A/D/A NE/4
OK5129408-016	OK	WASHITA	MCDOWELL, CANDACE S REVOCABLE TRUST DTD 09/14/1990	CHESAPEAKE EXPLORATION LP	8/11/2006	1051	225	I-2006-009485	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOT 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-017	OK	WASHITA	BOWLING, NITA M	CHESAPEAKE EXPLORATION LP	4/5/2006	1036	687	I-2006-003990	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-018	OK	WASHITA	KELLSTROM, CHRISTINE	CHESAPEAKE EXPLORATION LP	6/16/2006	1043	305	I-2006-006448	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-019	OK	WASHITA	APODACA, ROBERT E & SUSAN E	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	228	I-2006-010271	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4 LTD TO 16,731'
OK5129408-020	OK	WASHITA	SHELTON, ROGER DEAN	CHESAPEAKE EXPLORATION LP	8/14/2006	1052	691	I-2006-010064	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129408-021	OK	WASHITA	MOORE, EDDIE L TRUST DTD 08/17/1987	CHESAPEAKE EXPLORATION LP	6/18/2007	1073	928	I-2007-006285	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129408-022	OK	WASHITA	HAMM, FLOYD & FRANK RILEY	CHESAPEAKE EXPLORATION LP	6/13/2007	1073	931	I-2007-006286	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129454-001	OK	WASHITA	DEW, EUGENE LESLIE & JANICE I	CHESAPEAKE EXPLORATION LP	3/15/2006	1034	570	I-2006-003178	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4 A/D/A N/2 NW/4
OK5129454-002	OK	WASHITA	DEW, CLARENCE CECIL	CHESAPEAKE EXPLORATION LP	3/20/2006	1034	572	I-2006-003179	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4 A/D/A N/2 NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129454-003	OK	WASHITA	DEW, CECIL JAMES	CHESAPEAKE EXPLORATION LP	3/20/2006	1034	1039	1-2006-003371	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4, A/D/A N/2 NW/4
OK5129454-004	OK	WASHITA	KERLEY, OLETA GRACE	CHESAPEAKE EXPLORATION LP	3/20/2006	1034	568	I-2006-003177	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 &4 A/D/A N/2 NW/4
OK5129454-005	OK	WASHITA	SCHONES, CECILIA JANE	CHESAPEAKE EXPLORATION LP	3/20/2006	1034	1041	1-2006-003372	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4, A/D/A N/2 NW/4
OK5129454-006	OK	WASHITA	DEW, BOBBY RAY	CHESAPEAKE EXPLORATION LP	3/23/2006	1035	748	I-2006-003610	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4
OK5129454-007	OK	WASHITA	FEIL, LINDA RUTH	CHESAPEAKE EXPLORATION LP	3/20/2006	1036	682	I-2006-003988	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3, 4 A/D/A N/2 NW/4
OK5129454-008	OK	WASHITA	EGGLESTON, JERRY	CHESAPEAKE EXPLORATION LP	6/14/2006	1042	501	I-2006-006183	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOT 3, LOT 4, A/D/A N/2 NW/4
OK5129454-009	OK	WASHITA	R H VENABLE PROPERTIES LTD	CHESAPEAKE EXPLORATION LP	4/18/2007	1072	826	I-2007-005963	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3,4
OK5129454-010	OK	WASHITA	RANDOW LIVING TRUST DATED 11/22/1995	CHESAPEAKE EXPLORATION LP	6/25/2007	1078	365	I-2007-007924	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4, A/D/A N/2 NW/4
OK5129454-011	OK	WASHITA	VENABLE ROYALTY, LTD	CHESAPEAKE EXPLORATION LP	4/18/2007	1072	707	I-2007-005918	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4, A/D/A N/2 NW/4 LTD TO 16,731'
OK5129460-001	OK	WASHITA	SIGHTS, VELMA G AKA VELMA GEORGE SIGHTS	CHESAPEAKE EXPLORATION LP	3/10/2006	1034	12	I-2006-002963	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129460-002	OK	WASHITA	LEATHERMAN, JEFFERSON F	CHESAPEAKE EXPLORATION LP	4/5/2006	1037	183	I-2006-004212	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129460-003	OK	WASHITA	DAUM, J WILLIAM & CORINNE M LIVING TR	CHESAPEAKE EXPLORATION LP	8/25/2006	1051	214	I-2006-010063	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129461-001	OK	WASHITA	THOMPSON, DONALD & SARA	CHESAPEAKE EXPLORATION LP	3/10/2006	1034	562	I-2006-003175	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: SW/4, W/2 SE/4
OK5129461-002	OK	WASHITA	THOMPSON, RAY & GEORGIA A	CHESAPEAKE EXPLORATION LP	3/10/2006	1034	565	I-2006-003176	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: SW/4, W/2 SE/4
OK5129461-003	OK	WASHITA	US AGBANK FCB F/K/A FARM CREDIT BANK OF WICHITA, KS	CHESAPEAKE EXPLORATION LP	8/7/2006	1047	514	I-2006-008111	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: W/2 SE/4
OK5129461-004	OK	WASHITA	US AGBANK, FCB F/K/A FARM CREDIT BANK OF WICHITA, KS	CHESAPEAKE EXPLORATION LP	8/7/2006	1047	512	I-2006-008110	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: SW/4
OK9270106-000	OK	WASHITA	OCC #543019/CD #200704118	CHESAPEAKE OPERATING INC	8/16/2007	1080	870	I-2007-008798	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: ALL; LTD TO MISSOURIAN GRANITE WASH AND DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY;

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3530022-000	OK	WASHITA	BOARD OF COUNTY COMMISSIONERS, WASHITA C	CHESAPEAKE EXPLORATION LP	9/5/2006	1047	518	I-2006-008113	011N	018W	0004

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 4: BEGINNING AT A POINT 1,320 FEET WEST OF THE NORTHEAST CORNER OF SECTION 4, THE POINT OF BEGINNING; THENCE SOUTH 5,285 FEET; THENCE WEST 40 FEET; THENCE NORTH 5,285 FEET; THENCE EAST 40 FEET TO POINT OF BEGINNING.

NO WELL LOCATION OR OTHER INSTALLATIONS SHALL BE MADE UPON SAID PREMISES WHICH WOULD IN ANY WAY INTERFERE WITH THE PRESENT USE OF SAID PROPERTY BY THE BOARD OF COUNTY COMMISSIONERS OF WASHITA COUNTY AND SHALL FURTHER PROVIDE THAT SAID LAND MAY BE DEVELOPED BY UNITIZATION AND CONSOLIDATION WITH OTHER ACREAGE.

OK5128894-001	OK	WASHITA	MALEY, HELEN HUNT	CHESAPEAKE EXPLORATION LP	12/14/2004	1008	174	I-2005-002326	011N	018W	0004	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 4: LOT 1 (40.23 AC.), SE/4 NE/4, E/2 SE/4, A/K/A E/2 E/2
OK5128894-002	OK	WASHITA	MALEY, ASA R REV LIV TRUST, PATRICK COWAN, SUC TRSTEE	CHESAPEAKE EXPLORATION LP	5/23/2006	1038	328	I-2006-004628	011N	018W	0004	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 4: LOT 1, SE/4 NE/4, E/2 SE/4 LTD TO 16307'
OK5129565-001	OK	WASHITA	HARWELL, KENNETH E & JOYE M JOINT TRUST DTD 05/31/2001	CHESAPEAKE EXPLORATION LP	7/22/2004	1018	796	I-2005-006318	011N	018W	0004

TOWNSHIP 11 NORTH-RANGE 18 WEST

SECTION 4: LOT 2 (40.37 ACRES); LOT 3 (40.51 ACRES); LOT 4 (40.65 ACRES); SE/4 NW/4; SW/4 NW/4; E/2 SW/4; W/2 SW/4; SW/4 NE/4, W/2 SE/4 ADA WEST 3/4, LESS A TRACT OF LAND DESCRIBED AS BEGINNING AT A POINT 1,320 FEET WEST OF THE NE/C NE/4 TO THE POINT OF BEGINNING, THENCE SOUTH 5,285 FEET, THENCE WEST 40 FEET, THENCE NORTH 5,285 FEET, THENCE EAST 40 FEET TO THE POINT OF BEGINNING.

OK5129565-002	OK	WASHITA	COLE, DAVID L	CHESAPEAKE EXPLORATION LP	12/2/2004	1002	95	I-2005-000119	011N	018W	0004	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 4: LOTS 2 & 3 (ADA NW/4 NE/4, NE/4 NW/4), L/E E 40' OF LOT 2
OK5129565-003	OK	WASHITA	GRIFFEN, SANDRA MULLIKIN	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	941	I-2005-000772	011N	018W	0004	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 4: LOT 2 (40.37), LOT 3 (40.51), (ADA NW/4 NE/4, NE/4 NW/4), L/E E 40' OF LOT 2
OK5129565-004	OK	WASHITA	CARON, DIANE	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	1020	I-2005-000805	011N	018W	0004	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 4: LOT2 (40.37), LOT 3 (40.51) (ADA NW/4 NE/4, NE/4 NW/4) L/E E 40' OF LOT 2
OK5129565-005	OK	WASHITA	HANEY, DALENE CHRISTENSEN	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	1018	I-2005-000804	011N	018W	0004	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 4: LOT 2 (40.37), LOT 3 (40.51), (ADA NW/4 NE/4, NE/4 NW/4), L/E E 40' OF LOT 2
OK5129565-006	OK	WASHITA	EGGLESTON, JERRY D	CHESAPEAKE EXPLORATION LP	9/15/2005	1021	888	I-2005-007480	011N	018W	0004	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 4: SW/4 NE/4, SE/4 NW/4, NE/4 SW/4, NW/4 SE/4, L/E THE E 40 FT OF THE SW/4 NE/4 AND NW/4 SE/4
OK5129566-000	OK	WASHITA	HARWELL, KENNETH E & JOYE M JOINT TRUST	CHESAPEAKE EXPLORATION LP	7/22/2004	1000	31	I-2004-008813	011N	018W	0005	TOWNSHIP 11 NORTH- RANGE 18 WEST SECTION 5: ALL
OK5129567-001	OK	WASHITA	HARWELL, KENNETH E & JOYE M JT TR DTD 5/31/01	CHESAPEAKE EXPLORATION LP	7/22/2004	1000	34	I-2004-008814	011N	018W	0006	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 6: LOT 6, 7, E/2 SW/4, SE/4, (ADA S/2)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129567-002	OK	WASHITA	ST/OK - CLO CS- 24782	CHESAPEAKE EXPLORATION LP	1/28/2005	1007	823	I-2005-002170	011N	018W	0006	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 6: SE/4 SURFACE TO BASE OF DES MOINES
OK5129567-003	OK	WASHITA	ST/OK - CLO CS- 24783	CHESAPEAKE EXPLORATION LP	1/28/2005	1007	826	I-2005-002171	011N	018W	0006	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 6: E/2 SW/4; LOTS 6 & 7, AKA W/2 SW/4 SURFACE TO BASE OF DES MOINES
OK5129578-001	OK	WASHITA	TYLER, AMOS R & NAOMI, HAROLD R TYLER, AIF	CHESAPEAKE EXPLORATION LP	7/15/2004	990	472	I-2004-005369	011N	018W	0006	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 6: N/2, (ADA LOTS 1, 2, 3, 4, & 5; SE/4 NW/4, S/2 NE/4)
OK5129578-002	OK	WASHITA	RAY, CHARLES D	CHESAPEAKE EXPLORATION LP	8/18/2005	1022	688	I-2005-007810	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: LOTS 1, 2, 3, 4, 5, SE/4 NW/4, S/2 NE/4 ADA N/2
OK5129578-003	OK	WASHITA	WALTERS, SHAWN S	CHESAPEAKE EXPLORATION LP	8/16/2005	1022	718	I-2005-007820	011N	018W	0006	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 6: LOTS 1-5, SE/4 NW/4, S/2 NE/4 A/D/A N/2
OK5129578-006	OK	WASHITA	HAMM JR, FLOYD D	CHESAPEAKE EXPLORATION LP	1/25/2007	1062	637	I-2007-002164	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: LOTS 1-5, SE/4 NW/4, S/2 NE/4 A/D/A N/2
OK5129578-007	OK	WASHITA	FRAZIER, ROBERT H	CHESAPEAKE EXPLORATION LP	2/26/2007	1064	767	I-2007-002941	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: LOTS 1, 2, 3, 4 & 5, SE/4 NW/4, S/2 NE/4 A/D/A N/2
OK5129578-008	OK	WASHITA	RAY, CHARLES D	CHESAPEAKE EXPLORATION LP	1/4/2007	1058	719	I-2007-000658	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: LOTS 1, 2, 3, 4, 5, SE/4 NW/4, S/2 NE/4 A/D/A N/2
OK5129578-009	OK	WASHITA	RIALTO OIL & GAS CORPORATION	CHESAPEAKE EXPLORATION LP	4/9/2007	1073	922	I-2007-006283	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: LOTS 1, 2, 3, 4, 5, SE/4 NW/4, N/2 NE/4 A/D/A N/2
OK5129578-010	OK	WASHITA	RIALTO PRODUCTION COMPANY	CHESAPEAKE EXPLORATION LP	4/9/2007	1073	925	I-2007-006284	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: LOTS 1, 2, 3, 4, 5, SE/4 NW/4, N/2 NE/4 A/D/A N/2
OK9270057-000	OK	WASHITA	OCC #536682/CD# 200700762	CHESAPEAKE EXPLORATION LP	3/13/2007	1075	15	I-2007-006677	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: ALL; LTD TO PERMIAN GRANITE WASH, UPPER TONKAWA (DOUGLAS), LOWER TONKAWA, HOXBAR AND DES MOINES COMMON SOURCE OF SUPPLY;
OK5129530-001	OK	WASHITA	HALL, CLAYTON LEON & VERNON DEAN AS JOINT TENANTS	CHESAPEAKE EXPLORATION LP	8/3/2004	990	509	I-2004-005383	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOT 3, 4, E/2 SW/4
OK5129530-002	OK	WASHITA	SNIDER, SHARON KAY & THOMAS C	CHESAPEAKE EXPLORATION LP	8/18/2004	995	534	1-2004-007161	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: NE/4, LOT 3, 4, E/2 SW/4
OK5129530-003	OK	WASHITA	SNIDER, JAMES R	CHESAPEAKE EXPLORATION LP	8/18/2004	995	689	1-2004-007222	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOT 3, 4, E/2 SW/4
OK5129530-004	OK	WASHITA	SNIDER, JAMES R	CHESAPEAKE EXPLORATION LP	8/18/2004	995	692	1-2004-007223	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOT 3, 4, E/2 SW/4
OK5129530-005	OK	WASHITA	ZIELKE, MICHAEL D	CHESAPEAKE EXPLORATION LP	8/18/2004	995	680	1-2004-007219	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOT 3, 4, E/2 SW/4
OK5129530-006	OK	WASHITA	ZIELKE, PHILLIP	CHESAPEAKE EXPLORATION LP	8/18/2004	995	686	1-2004-007221	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOT 3, 4, E/2 SW/4
OK5129530-007	OK	WASHITA	KETCHERSIDE, WANDA	CHESAPEAKE EXPLORATION LP	8/18/2004	995	567	I-2004-007178	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOT 3 & 4, E/2 SW/4
OK5129530-008	OK	WASHITA	FARGO, LAVONNE	CHESAPEAKE EXPLORATION LP	8/26/2004	995	677	1-2004-007218	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: SE/4 NE/4, SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129530-009	OK	WASHITA	SHELTON, MARTY & BECKY	CHESAPEAKE EXPLORATION LP	8/26/2004	999	877	I-2004-008731	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: SE/4
OK5129530-010	OK	WASHITA	SHELTON LAND & CATTLE COMPANY TRUST DTD 11/24/91	CHESAPEAKE EXPLORATION LP	8/26/2004	999	868	I-2004-008728	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOTS 3, 4, E/2 SW/4, (ADA SW/4)
OK5129530-011	OK	WASHITA	SNIDER, MODELL	CHESAPEAKE EXPLORATION LP	8/18/2004	995	573	I-2004-007180	011N	018W	0007	TOWNSHIP 11 NORTH, RANGE 18 WEST, SECTION 7: LOTS 3 AND 4, AND THE E/2 SW/4
OK5129530-012	OK	WASHITA	SNIDER, PHILLIP	CHESAPEAKE EXPLORATION LP	8/18/2004	995	591	I-2004-007187	011N	018W	0007	TOWNSHIP 11 NORTH, RANGE 18 WEST, SECTION 7: LOTS 3 AND 4, AND THE E/2 SW/4
OK5129530-013	OK	WASHITA	SNIDER, THOMAS C	CHESAPEAKE EXPLORATION LP	8/18/2004	995	570	I-2004-007179	011N	018W	0007	TOWNSHIP 11 NORTH, RANGE 18 WEST, SECTION 7: LOT 3, 4, E/2 SW/4
OK5129530-014	OK	WASHITA	GRUBER, ROSE	CHESAPEAKE EXPLORATION LP	1/10/2005	1005	743	1-2005-001450	011N	018W	0007	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-015	OK	WASHITA	RINGENBERG, GLEN S/P/ A GLENN RINGENBERG	CHESAPEAKE EXPLORATION LP	11/14/2006	1058	482	I-2007-000570	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-016	OK	WASHITA	RINGENBERG, MYRA	CHESAPEAKE EXPLORATION LP	11/14/2006	1058	717	I-2007-000657	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-017	OK	WASHITA	COX, ELAINE RINGENBERG	CHESAPEAKE EXPLORATION LP	11/14/2006	1058	715	I-2007-000656	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-018	OK	WASHITA	WISSMANN, DARREL	CHESAPEAKE EXPLORATION LP	12/14/2006	1059	344	I-2007-000916	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-019	OK	WASHITA	HANEY, VERA	CHESAPEAKE EXPLORATION LP	11/21/2006	1061	121	I-2007-001621	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-020	OK	WASHITA	RINGENBERG, ARNOLD	CHESAPEAKE EXPLORATION LP	4/9/2007	1072	829	I-2007-005964	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-021	OK	WASHITA	WALKER, NORMA	CHESAPEAKE EXPLORATION LP	4/9/2007	1070	770	I-2007-005227	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-022	OK	WASHITA	WISSMANN, ALLEN F	CHESAPEAKE EXPLORATION LP	12/14/2006	1061	128	I-2007-001624	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-023	OK	WASHITA	GENNRICH, EMMA JEANNE	CHESAPEAKE EXPLORATION LP	12/14/2006	1061	126	I-2007-001623	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4 & SW/4 NE/4
OK5129530-024	OK	WASHITA	WISSMANN, ERVIN EUGENE	CHESAPEAKE EXPLORATION LP	12/14/2006	1061	135	I-2007-001627	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-025	OK	WASHITA	WISSMANN, GARY L	CHESAPEAKE EXPLORATION LP	12/14/2006	1061	133	I-2007-001626	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-029	OK	WASHITA	FARGO, LAVONNE A/K/ A ELVA LAVONNE FARGO	CHESAPEAKE EXPLORATION LLC	11/27/2009	1194	322	I-2011-001230 (CORRECTION LSE)	011N	018W	0007

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 7: SE/4 NE/4, THE INTENT IS TO CORRECT SCRIVENER'S ERROR TO TR GR AC DESCRIPTION CONTAINED IN THAT CERTAIN O&G LSE FILED AT BK 1183, PG 533 WHICH COVERS ALL RIGHTS BLW S.E. OF DES MOINES FM, L/E ALL EXISTING WELL BORES

OK9270112-000	OK	WASHITA	OCC # 536681/CD #200700760	CHESAPEAKE OPERATING, INC.	3/13/2007				011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: ALL; LTD TO BROWN DOLOMITE, PERMIAN GRANITE WASH, UPPER TONKAWA (DOUGLAS), LOWER TONKAWA, HOXBAR & DES MOINES COMMON SOURCE OF SUPPLY;
OK9270387-001	OK	WASHITA	REED, CECIL & BARBARA	WARD PETROLEUM CORPORATION	5/10/2004	1048	985	I-2006-008632	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1 & 2 & E/2 NW/4 (A/D/A NW/4)
OK9270387-002	OK	WASHITA	STOCKTON, MADONNA R, NOW STEPHENS & HAROLD STEPHENS	WARD PETROLEUM CORPORATION	5/10/2004	1048	986	I-2006-008633	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1,2, E/2 NW/4 (A/D/A NW/4)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270387-003	OK	WASHITA	REED, LOUISE A/ K/A LOUISE M REED, A/K/A LOUISE W REED	WARD PETROLEUM CORPORATION	5/10/2004	1049	701	I-2006-008894	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-004	OK	WASHITA	REED, ROBERT J & SARAH REED	WARD PETROLEUM CORPORATION	5/10/2004	1050	275	I-2006-009098	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-005	OK	WASHITA	RENO, CHARLOTTE R & ARCHIE	WARD PETROLEUM CORPORATION	5/10/2004	497	1051	I-2006-009565	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-006	OK	WASHITA	REED, GARY R	WARD EXPLORATION COMPANY	5/10/2004	1049	700	I-2006-008893	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-007	OK	WASHITA	REED, BARBARA J	WARD PETROLEUM CORPORATION	5/10/2004	1049	712	I-2006-008903	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-008	OK	WASHITA	BATES, NANCY R	WARD PETROLEUM CORPORATION	5/10/2004	1049	713	I-2006-008904	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-009	OK	WASHITA	REED, THOMAS H & JOANN S	WARD PETROLEUM CORPORATION	5/10/2004	1048	987	I-2006-008634	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-010	OK	WASHITA	BORMAN, SUE L & RANDALL	WARD PETROLEUM CORPORATION	5/10/2004	1048	988	I-2006-008635	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2 & E/2 NW/4 (A/D/A NW/4)
OK9270387-011	OK	WASHITA	STEPHENS, JUNE REED A/K/A JUNE R STEPHENS	WARD PETROLEUM CORPORATION	5/10/2004	1051	496	I-2006-009564	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-012	OK	WASHITA	ANDERSON, FERN REED A/K/ A FERN T ANDERSON	WARD PETROLEUM CORPORATION	5/10/2004	1050	276	I-2006-009099	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270388-001	OK	WASHITA	BURLINGTON RESOURCES OIL & GAS COMPANY LP	WARD PETROLEUM CORPORATION	3/28/2007	1065	739	1-2007-003352	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4 & SW/4 NE/4, LIMITED TO THE WELLBORE OF THE SHELTON 1-7H ONLY
OK5126335-001	OK	WASHITA	DORCHESTER MINERALS OKLAHOMA, LP	CHESAPEAKE EXPLORATION LP	4/6/2005	1010	780	I-2005-003251	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, SE/4
OK5126335-002	OK	WASHITA	HALL, CURTIS RAYMOND & FRANCES M, H/W	FLESHMAN AGENCY, INC	6/21/2005	1014	943	I-2005-004754	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4 & SE/4
OK5126335-003	OK	WASHITA	HALL, FREDRICK JUNIOR & NELA M, H/W	FLESHMAN AGENCY, INC	6/21/2005	1014	945	I-2005-004755	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4 & SE/4
OK5126335-004	OK	WASHITA	HALL, RAMONA RAE AKA SUE HALL	FLESHMAN AGENCY, INC	6/21/2005	1014	947	I-2005-004756	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4 & SE/4
OK5126335-005	OK	WASHITA	GARDNER, DAVAN JOYCE FKA DAVAN JOYCE HAAS	FLESHMAN AGENCY, INC	6/21/2005	1014	949	I-2005-004757	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4 & SE/4
OK5126335-006	OK	WASHITA	HARPER, JOEY DAWN	FLESHMAN AGENCY, INC	6/21/2005	1014	951	I-2005-004758	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4 & SE/4
OK5126335-007	OK	WASHITA	CRUSON, GARY N & CARLA J	CHESAPEAKE EXPLORATION LP	8/16/2005	1022	676	I-2005-007806	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4
OK5126335-008	OK	WASHITA	HARRISON, DOANE FARR	CHESAPEAKE EXPLORATION LP	8/18/2005	1022	724	I-2005-007822	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: SE/4
OK5126335-010	OK	WASHITA	HARRISON, MARY K	CHESAPEAKE EXPLORATION LP	8/18/2005	1022	673	I-2005-007805	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: SE/4
OK5126335-011	OK	WASHITA	HODGES, DAVID E & SUSAN	CHESAPEAKE EXPLORATION LP	8/16/2005	1022	721	I-2005-007821	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4
OK5126335-012	OK	WASHITA	CMG OIL PROPERTIES, LLC, THE TRUST COMPANY OF OKLAHOMA (TCO)	CHESAPEAKE EXPLORATION LP	8/30/2005	1019	609	I-2005-006629	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: W/2 SE/4
OK5126335-013	OK	WASHITA	MASON ENERGY CORPORATION, THE TRUST COMPANY OF OKLA (TCO)	CHESAPEAKE EXPLORATION LP	8/30/2005	1019	611	I-2005-006630	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: W/2 SE/4
OK5126335-014	OK	WASHITA	DARNELL, JEANNE FRANCIS, 1998 FAMILY TRUST	CHESAPEAKE EXPLORATION LP	8/26/2005	1022	700	I-2005-007814	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, W/2 SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5126335-015	OK	WASHITA	HODGES, LEWIS & LEE HODGES	CHESAPEAKE EXPLORATION LP	9/6/2005	1020	194	I-2005-006868	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4
OK5126335-016	OK	WASHITA	RAY, CHARLES D	CHESAPEAKE EXPLORATION LP	8/18/2005	1022	691	I-2005-007811	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, SE/4
OK5126335-017	OK	WASHITA	HODGES, BILL ROYCE ESTATE, DAVID E HODGES PERSONAL REP	CHESAPEAKE EXPLORATION LP	8/29/2005	1022	679	I-2005-007807	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4
OK5126335-018	OK	WASHITA	MEKUSUKEY OIL COMPANY, INC	CHESAPEAKE EXPLORATION LP	9/14/2005	1020	92	I-2005-006822	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, SE/4
OK5126335-019	OK	WASHITA	EGGLESTON, JERRY D	CHESAPEAKE EXPLORATION LP	9/14/2005	1021	890	I-2005-007481	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4
OK5126335-021	OK	WASHITA	HAMM, FLOYD D, JR	CHESAPEAKE EXPLORATION LP	9/9/2005	1020	971	I-2005-007138	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, W/2 SE/4, E/2 SE/4
OK5126335-022	OK	WASHITA	REVA CO, A PARTNERSHIP	CHESAPEAKE EXPLORATION LP	9/14/2005	1021	232	I-2005-007244	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, W/2 SE/4
OK5126335-023	OK	WASHITA	WALTERS, SHAWN S	CHESAPEAKE EXPLORATION LP	8/16/2005	1022	715	I-2005-007819	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, SE/4
OK5126335-026	OK	WASHITA	OCC ORDER #512636/200507321	COI/CELP	10/6/2005	1028	38	1-2006-000855	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: ALL
OK5126335-027	OK	WASHITA	JONES, JOHN D	CHESAPEAKE EXPLORATION LP	4/26/2006	1035	693	I-2006-003590	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, SE/4
OK5126335-028	OK	WASHITA	JONES, JOHN D A/I/F FOR CHERYL B LAGERSEN	CHESAPEAKE EXPLORATION LP	4/26/2006	1035	691	I-2006-003589	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, SE/4
OK5126335-029	OK	WASHITA	WESTWIND RESOURCES, INC	CHESAPEAKE EXPLORATION LP	7/14/2006	1045	785	I-2006-007436	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, W/2 SE/4
OK5128528-001	OK	WASHITA	SNIDER, SHARON KAY & THOMAS C	CHESAPEAKE EXPLORATION LP	8/18/2004	995	531	1-2004-007160	011N	018W	0008

TOWNSHIP 11 NORTH-RANGE 18 WEST

SECTION 8: N/2 SW/4, LESS A TRACT OF LAND BEGINNING AT A POINT AT THE NW/C SW/4, THENCE 23 1/2 RODS EAST, THENCE 13 RODS SOUTH, THENCE 23 1/2 RODS WEST, THENCE 13 RODS NORTH TO THE POB, SAID TRACT CONTAINING 2.00 ACRES, MOL.

OK5128528-002	OK	WASHITA	FARGO, LAVONNE	CHESAPEAKE EXPLORATION LP	8/26/2004	995	674	1-2004-007217	011N	018W	0008

TOWNSHIP 11 NORTH-RANGE 18 WEST

SECTION 8: SW/4, L/E A TRACT OF LAND DESCRIBED AS BEGINNING AT A POINT AT THE NW/C SW/4, THENCE 23 1/2 RODS EAST, THENCE SOUTH 13 RODS, THENCE 23 1/2 RODS WEST, THENCE NORTH 13 RODS TO THE POB, SAID TRACT CONTAINING 2.00 ACRES, MOL.

OK5128528-003	OK	WASHITA	SHELTON, MARTY & BECKY	CHESAPEAKE EXPLORATION LP	8/26/2004	999	871	I-2004-008729	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: S/2 SW/4
OK5128529-001	OK	WASHITA	ENGEL, JEANNE	CHESAPEAKE EXPLORATION LP	8/26/2004	995	525	1-2004-007158	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-002	OK	WASHITA	SANDERS, JOANN	CHESAPEAKE EXPLORATION LP	8/26/2004	995	522	1-2004-007157	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-003	OK	WASHITA	KINCAID, CLARK	CHESAPEAKE EXPLORATION LP	8/26/2004	995	528	1-2004-007159	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-004	OK	WASHITA	PATTERSON, ANN RUTH	CHESAPEAKE EXPLORATION LP	9/15/2004	995	519	1-2004-007156	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-005	OK	WASHITA	CAVIN, JACK	CHESAPEAKE EXPLORATION LP	9/20/2004	995	627	1-2004-007200	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: E/2 NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128529-006	OK	WASHITA	COLE, KAREN SUE	CHESAPEAKE EXPLORATION LP	9/20/2004	1000	37	I-2004-008815	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-007	OK	WASHITA	CAMPAS, PAMELA M	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	952	I-2005-000777	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-008	OK	WASHITA	SPRINGER, BRUCE M	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	960	I-2005-000780	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-009	OK	WASHITA	SPRINGER, CHARLES M	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	957	I-2005-000779	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-010	OK	WASHITA	MCCARTHY, PATRICIA S	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	947	I-2005-000775	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-011	OK	WASHITA	BURRILL, DAVID	CHESAPEAKE EXPLORATION LP	12/6/2004	1003	980	I-2005-000789	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-012	OK	WASHITA	GALBASINI, CARRIE	CHESAPEAKE EXPLORATION LP	12/3/2004	1005	828	I-2005-001482	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128618-001	OK	WASHITA	WENDELL, OPAL BERNIECE WILLIAMS	CHESAPEAKE EXPLORATION LP	9/21/2004	1000	56	I-2004-008823	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: W/2 NW/4
OK5128618-002	OK	WASHITA	HOPKINS, CARLA	CHESAPEAKE EXPLORATION LP	9/27/2004	1003	934	I-2005-000768	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: W/2 NW/4
A02046-2389	OK	WASHITA	WALTON , CARL AND LUCILLE M	EL PASO NATURAL GAS	10/17/1978	493	35		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: NE/4, E/2 W/2
A02183-2390	OK	WASHITA	OGLE, LEONARD A.	CHALFANT, MAGEE & CLIFTON, INC	2/7/1977	463	914		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: SE/4
A02183-2391	OK	WASHITA	HODGES , C. V. A SINGLE MAN	CHALFANT, MAGEE & CLIFTON, INC	2/18/1977	465	286		011N	018W	0009	SE/4 Sec. 9-11N-18W
A02389-2399	OK	WASHITA	BROWNING, NILA RUTH & JEWETTA LEROY	MOORE- STANSBERRY, INC	12/8/1981	576	430		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2
A02389-2400	OK	WASHITA	DEW, CHARLES E	MOORE- STANSBERRY, INC	12/8/1981	576	433		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2
A02389-2401	OK	WASHITA	LEEDE EXPLORATION , A PARTNERSHIP	AN - SON CORPORATION	12/1/1983	633	863		011N	018W	0009	W/2 W/2 Sec. 9-11N-18W
A02389-2402	OK	WASHITA	HORKEY , ELIZABETH N , ET VIR	D A BASH AND ASSOCIATES INC	11/9/1978	493	908		011N	018W	0009	W/2 W/2 Sec. 9-11N-18W
A02389-2403	OK	WASHITA	EPISCOPAL ROYALTY COMPANY	D A BASH AND ASSOCIATES INC	11/1/1978	493	910		011N	018W	0009	W/2 W/2 Sec. 9-11N-18W
OK9270056-001	OK	WASHITA	OCC #237641/CD #100,552	LEEDE EXPLORATION	4/29/1983				011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: ALL, MISSOURIAN GRANITE WASH, DES MOINES GRANITE WASH, SKINNER, RED FORK, ATOKA, MORROW, AND SPRINGER COMMON SOURCES OF SUPPLY
OK9270179-001	OK	WASHITA	HUMPHREYS, ROBERT E & ELIZABETH W	CHARLES E PORTA	2/5/1982	591	554		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2
OK9270179-002	OK	WASHITA	RIALTO PRODUCTION COMPANY	CHESAPEAKE EXPLORATION LLC	7/22/2008	1119	260	I-2008-008900	011N	018W	0009	TOWNSHI 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2
OK9270179-003	OK	WASHITA	BROWNING, NILA R	CHESAPEAKE EXPLORATION, LLC	11/29/2010	1192	852	I-2011-000696	011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W2W2
OK9270310-001	OK	WASHITA	WILDER, BENNY D & BETSY EUBANKS	TRIGG DRILLING COMPANY, INC	6/1/1987	719	612		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2
OK9270310-002	OK	WASHITA	REEVES, JEAN	TRIGG DRILLING CO, INC	6/1/1987	720	933		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270310-003	OK	WASHITA	HAMM FAMILY TRUST	CHESAPEAKE EXPLORATION LLC	12/28/2009	1159	295	I-2010-000654	011N	018W	0009

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 9: W/2 W/2 THE INTENT IS TO LEASE ALL THE RIGHTS BELOW THE BASE OF THE STRATIGRAPHIC EQUIVALENT OF THE MORROW FORMATION, LESS AND EXCEPT ALL EXISTING WELL BORES

OK9270310-004	OK	WASHITA	WALTERS, WAYNE A & SHAWN S 2008 REV LIV TR DTD 7/16/08	CHESAPEAKE EXPLORATION LLC	12/18/2009	1159	297	I-2010-000655	011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2, ALL RIGHTS BELOW THE BASE OF THE MORROW FORMATION
OK9270310-005	OK	WASHITA	REEVES, JEAN	CHESAPEAKE EXPLORATION LLC	11/15/2010	1189	688	I-2010-010934	011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2, ALL RIGHTS BENEATH S.E. OF MORROW PRODUCING FORMATION.
A00769-442	OK	WASHITA	MCCONNELL, R G, ET AL	DAVID W CULWELL & ASSOCIATES	11/13/1979	511	620	8898	011N	018W	0010	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 10: N2
A01878-8548	OK	WASHITA	PARKER , LELA MAY & RUSSELL	J J WRIGHT	12/11/1971	397	521		011N	018W	0010	ITOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: E/2 LESS AND EXCEPT CHARTER #2-10 WELLBORE
A01878-8549	OK	WASHITA	GILMORE, GLADYS	J J WRIGHT	12/8/1971	397	529		011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: E/2 LESS AND EXCEPT CHARTER #2-10 WELLBOREW
A02772-2405	OK	WASHITA	OCC #283930	ANSON CORPORATION	8/19/1985				011N	018W	0010	ALL OF SECTION Sec. 10-11N-18W
A03440-11786	OK	WASHITA	OCC #369044	ANSON COMPANY	10/19/1992				011N	018W	0010	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 10: ALL
OK5125557-001	OK	WASHITA	ST/OK - CLO EI-3604	Jack B. Smith	6/27/1978	487	165		011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: NW/4
OK5125557-002	OK	WASHITA	WALTON, CARL & LUCILLE M	EL PASO NATURAL GAS CO	10/17/1978	493	38		011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: NW
OK5125557-004	OK	WASHITA	ST/OK - EI- 3604	DALE FOLKS	5/7/1985	673	931		011N	018W	0010	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 10: NW, LESS AND EXCEPT THE MORROW FMTN AS FOUND IN THE WALTON #1-10, PRODUCING FROM A DEPTH OF 16,455 FEET IN TEH SW (1/2 M.R.)
OK5125558-001	OK	WASHITA	WALTON, CARL & LUCILLE M	EL PASO NATURAL GAS CO	4/27/1979	494	757	395	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SW
OK5125559-001	OK	WASHITA	PILGRIM, DONNA BLAGOWSKY & PATRICK	DALE FOLKS	4/18/1979	500	956	3532	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-002	OK	WASHITA	MARSICO, LORENA & VICTOR	DALE FOLKS	4/12/1979	500	959	3534	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-003	OK	WASHITA	HOFFMAN, LELA EDNA	DALE FOLKS	4/16/1979	500	962	3536	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-004	OK	WASHITA	SPITZ, ANNA FAY & FRANKLIN	DALE FOLKS	4/12/1979	500	965	3538	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-005	OK	WASHITA	HOFFMAN, WILLIAM FLOYD & EVELYN	DALE FOLKS	4/12/1979	500	968		011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-006	OK	WASHITA	CUMMINS, LINDA HOFFMAN & RON	DALE FOLKS	4/18/1979	501	334	3734	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-007	OK	WASHITA	HOFFMAN, LARRY & JOAN	DALE FOLKS	4/18/1979	501	337	3736	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-008	OK	WASHITA	GREER, JOSEPH CLINTON & MILDRED LEE	DALE FOLKS	4/18/1979	501	340	3738	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5125559-009	OK	WASHITA	HOFFMAN, DALE	DALE FOLKS	4/18/1979	501	343	3740	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-010	OK	WASHITA	HOFFMAN, DANNY J T	DALE FOLKS	8/6/1980	528	162	7602	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-011	OK	WASHITA	HOFFMAN, TIMMY DARRELL	DALE FOLKS	8/6/1980	528	165	7604	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-012	OK	WASHITA	HOFFMAN, LARRY JAY	DALE FOLKS	8/6/1980	528	168	7606	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5126469-001	OK	WASHITA	OCC #205680/CD #88716	AN-SON CORPORATION	1/5/1982				011N	018W	0010	TOWNSHIP 11 NORTH, RANGE 18 WEST, SECTION 10: MISSOURIAN GRANITE WASH, DES MOINES GRANITE WASH, SKINNER, RED FORK, ATOKA, MORROW, AND SPRINGER COMMON SOURCES UNDERLYING THE ENTIRE SECTION.
OK7050977-000	OK	WASHITA	ST/OK - CLO EI-5775	CHESAPEAKE EXPLORATION LLC	6/25/2010	1189	376	I-2010-010843	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: NW/4, L/E THE DES MOINES GRANITE WASH FORMATION (1/2 M.R.)
A00770-2366	OK	WASHITA	LITTKE , JOHN & MARGARET	ROBERT W MOORE	3/18/1977	461	665		011N	018W	0011	NE/4 SE/4 Sec. 11-11N-18W
A00770-2367	OK	WASHITA	DUNLAP , NANCY WESNER, ET VIR	JACK B SMITH	6/3/1977	468	551		011N	018W	0011	INSOFAR AS TO NE/4 SE/4 Sec. 11-11N-18W
A01310-2375	OK	WASHITA	MUSICK , ANNIE JEWEL, ET AL	JACK B SMITH	4/29/1977	471	247		011N	018W	0011	N/2 Sec. 11-11N-18W
A01853-2380	OK	WASHITA	PARKER , LELA MAY, ET VIR	J J WRIGHT	12/11/1971	397	519		011N	018W	0011	W/2 SE/4 & SW/4 Sec. 11-11N-18W
A01853-2381	OK	WASHITA	GILMORE , GLADYS	J J WRIGHT	12/8/1971	397	527		011N	018W	0011	W/2 SE/4 & SW/4 Sec. 11-11N-18W
A01854-2382	OK	WASHITA	HOFFMAN , ROY P	J J WRIGHT	1/24/1972	397	551		011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: W/2 SW/4 & SE/4 SW/4
A01854-2383	OK	WASHITA	HOFFMAN , L L	J J WRIGHT	1/18/1972	397	549		011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: W/2 SW/4 & SE/4 SW/4
A01854-2384	OK	WASHITA	BROWN , SUSIE L & CARL	J J WRIGHT	1/11/1972	397	537		011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE/4 LESS AND EXCEPT CHARTER #2-10 WELLBORE SECTION 11: W/2 SW/4, SE/4 SW/4
OK5124713-005	OK	WASHITA	UTZINGER, RUTH M F/K/A RUTH M. MISBAUGH	EL PASO NATURAL GAS COMPANY	7/26/1977	471	831	7575	011N	018W	0011	INSOFAR AND ONLY INSOFAR AS LEASE COVERS TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: N/2
OK5124713-006	OK	WASHITA	FICKETT, WILDON AND ELLA MAE	EL PASO NATURAL GAS COMPANY	6/10/1977	468	887	5932	011N	018W	0011	INSOFAR AND ONLY INSOFAR AS LEASE COVERS TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: N/2
OK5124713-007	OK	WASHITA	LEATHERMAN, PARTHENE J AND FRANCES A SHELTON	EL PASO NATURAL GAS COMPANY	6/15/1977	468	889	5933	011N	018W	0011	INSOFAR AND ONLY INSOFAR AS LEASE COVERS TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: N/2
OK5124713-008	OK	WASHITA	MARSICO, LORENA AND VICTOR	DALE FOLKS	4/12/1979	500	944	3524	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-009	OK	WASHITA	HOFFMAN, WILLIAM FLOYD AND EVELYN	DALE FOLKS	4/12/1979	500	953	3530	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-010	OK	WASHITA	SPITZ, ANNA FAY AND FRANKLIN	DALE FOLKS	4/12/1979	500	950	3528	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-011	OK	WASHITA	GREER, JOSEPH CLINTON AND MILDRED LEE	DALE FOLKS	4/18/1979	500	941	3522	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124713-012	OK	WASHITA	HOFFMAN, LELA EDNA	DALE FOLKS	4/16/1979	500	947	3526	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-013	OK	WASHITA	PILGRIM, DONNA BLAGOWSKY AND PATRICK	DALE FOLKS	4/18/1979	500	938	3520	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-014	OK	WASHITA	HOFFMAN, LARRY AND JOAN	DALE FOLKS	4/18/1979	501	328	3730	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-015	OK	WASHITA	CUMMINS, LINDA HOFFMAN AND RON	DALE FOLKS	4/18/1979	500	935	3518	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-016	OK	WASHITA	HOFFMAN, DALE	DALE FOLKS	4/18/1979	501	331	3732	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-017	OK	WASHITA	HOFFMAN, DANNY J T	DALE FOLKS	8/6/1980	528	153	7596	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-018	OK	WASHITA	HOFFMAN, TIMMY DARRELL	DALE FOLKS	8/6/1980	528	156	7598	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-019	OK	WASHITA	HOFFMAN, LARRY JAY	DALE FOLKS	8/6/1980	528	159	7600	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-021	OK	WASHITA	MUSICK, JIMMIE AND JUDY AND HOMER MUSICK	CHALFANT, MAGEE & CLIFTON, INC	2/16/1977	463	944	2978	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: NE/4 SE/4
OK3530021-000	OK	WASHITA	PEACE AMERICAN LUTHERAN CHURCH	CHESAPEAKE EXPLORATION LP	6/28/2006	1049	168	I-2006-008720	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: BEGINNING AT THE CORNER STONE OF THE NE/C NE/4, THENCE 33' S, THENCE 33' W FOR A BEGINNING POINT, THENCE 16 RODS S, THENCE 10 RODS W, THENCE 16 RODS N, THENCE 10 RODS E BACK TO POB.

LTD TO 16840'

OK5129382-002	OK	WASHITA	BOESE, ANNEMARIE, TRUSTEE OF BOESE JOINT REV TR	CHESAPEAKE EXPLORATION LP	2/6/2006	1031	95	I-2006-001828	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: E/2 NW4, SE/4, NE/4 LESS 1 ACRE DESCRIBED AS BEGINNING AT THE CORNER STONE OF THE NE/C OF NE/4; THENCE 33' SOUTH; THENCE 33' WEST FOR A BEGINNING POINT; THENCE 16 RODS SOUTH; THENCE 10 RODS WEST; THENCE 16 RODS NORTH; THENCE 10 RODS BACK TO POB.

OK5129382-005	OK	WASHITA	BOESE, LEE ROY TRUSTEE	CHESAPEAKE EXPLORATION LP	4/3/2007	1069	510	I-2007-004784	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: NE/4 LESS 1 ACRE DESCRIBED AS BEGINNING AT CORNERSTONE OF THE NE CORNER OF THE NE/4, THENCE 33 FEET SOUTH, THENCE 33 FEET WEST FOR A BEGINNING POINT, THENCE 16 RODS SOUTH, THENCE 10 RODS WEST, THENCE 16 RODS NORTH, THENCE 10 RODS EAST BACK TO POINT OF BEGINNING CONTAINING 1 ACRE AND E/2 NW/4

OK5129390-001	OK	WASHITA	LITTKE, ALFRED LEE	CHESAPEAKE EXPLORATION LP	2/7/2006	1031	566	I-2006-001994	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4
OK5129390-002	OK	WASHITA	LITTKE, RICHARD DALE	CHESAPEAKE EXPLORATION LP	2/7/2006	1031	418	I-2006-001937	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4 & NW/4 SW/4
OK5129390-003	OK	WASHITA	HENDRICKSON, JUANITA	CHESAPEAKE EXPLORATION LP	2/10/2006	1032	76	I-2006-002192	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4
OK5129390-004	OK	WASHITA	LITTKE, ALVIN DAVID	CHESAPEAKE EXPLORATION LP	2/7/2006	1032	85	1-2006-002195	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129390-005	OK	WASHITA	SCHILBERG, WILLARD DEAN	CHESAPEAKE EXPLORATION LP	2/10/2006	1032	796	I-2006-002461	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4; NW/4 SW/4
OK5129390-006	OK	WASHITA	STEELMAN, BARBARA RUTH	CHESAPEAKE EXPLORATION LP	2/22/2006	1032	793	I-2006-002460	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4; NW/4 SW/4
OK5129390-007	OK	WASHITA	MUSICK, HOMER L	CHESAPEAKE EXPLORATION LP	2/24/2006	1033	291	I-2006-002654	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4
OK5129390-008	OK	WASHITA	MUSICK FARMS, INC	CHESAPEAKE EXPLORATION LP	2/7/2006	1031	560	I-2006-001992	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: E/2 SW/4, NW/4 SW/4, W/2 NW/4 L & E A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF NW/C OF SEC 12; THENCE RUNNING S 160 RODS & A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SEC LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES

OK5129390-009	OK	WASHITA	HUBBARD, DIXON DALE REV LIV TR DTD 2-14-96	CHESAPEAKE EXPLORATION LP	7/17/2006	1060	135	I-2007-001244	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4 A/D/A N/2 SW/4, SE/4 SW/4 LTD TO 16,940'
OK5129390-010	OK	WASHITA	HUBBARD, PATTY J REVOCABLE LIVING TRUST DTD 2/14/96	CHESAPEAKE EXPLORATION LP	7/17/2006	1045	838	I-2006-007453	011N	018W	0012	TOWNSHIP 11 NORTH- RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4 A/D/A N/2 SW/4, SE/4 SW/4 LTD TO 16,940'
OK5129390-012	OK	WASHITA	THOMPSON, BETTY JO	CHESAPEAKE EXPLORATION LP	6/27/2006	1055	215	I-2006-011002	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4 A/D/A N/2 SW/4, SE/4 SW/4 LTD TO 16940'
OK5129390-013	OK	WASHITA	MAXWELL, CYNTHIA JANE	CHESAPEAKE EXPLORATION LP	8/10/2006	1048	100	I-2006-008322	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4 A/D/A N/2 SW/4, SE/4 SW/4
OK5129390-014	OK	WASHITA	GOLDMAN, VIRGINIA B	CHESAPEAKE EXPLORATION LP	8/25/2006	1055	438	I-2006-011093	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 NW/4 L/E A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF THE NW/C OF SECTION 12, THENCE RUNNING S 160 RODS & A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES

OK5129390-015	OK	WASHITA	SHELTON, DARRELL LEE	CHESAPEAKE EXPLORATION LP	8/14/2006	1049	188	I-2006-008725	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 NW/4 L/E A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF THE NW/C OF SECTION 12; THENCE RUNNING S 160 RODS & A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES

OK5129390-016	OK	WASHITA	DAUM, J WILLIAM & CORINNE M LIVING TR DTD 3/4/1997	CHESAPEAKE EXPLORATION LP	8/25/2006	1051	217	I-2006-009482	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 NW/4 LESS AND EXCEPT A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF THE NW/C OF SECTION 12; THENCE RUNNING S 160 RODS AND A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129390-017	OK	WASHITA	APODACA, ROBERT E & SUSAN E	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	231	I-2006-010272	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 OF THE NW/4 L/E A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF THE NW/C OF SECTION 12; THENCE RUNNING S 160 RODS & A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES (W/2 NW/4 LESS A 3 ACRE TRACT)

LTD TO 16,940'

OK5129390-018	OK	WASHITA	SHELTON, ROGER DEAN	CHESAPEAKE EXPLORATION LP	8/14/2006	1054	676	I-2006-010824	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 NW/4, LESS & EXCEPT A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS EAST OF NW/C OF SECTION 12; THENCE RUNNING SOUTH 160 RODS; & A STRIP OF LAND 4 RODS WIDE, WEST 40 RODS, TO SECTION LINE, TO BE USED FOR PUBLIC HIGHWAY. SAID TRACT CONTAINING 3.0 ACRES

OK5129390-019	OK	WASHITA	TERRA ROSA ROYALTY CORP	CHESAPEAKE EXPLORATION LP	3/24/2007	1068	126	I-2007-004269	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4
OK5129390-020	OK	WASHITA	ASARCO OIL & GAS COMPANY INC	CHESAPEAKE EXPLORATION LLC	11/20/2007	1094	813	I-2008-000272	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 NW/4 L/E A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF NW/C OF SEC 12, THENCE RUNNING S 160 RODS, & A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SEC LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES

OK5129410-002	OK	WASHITA	ALDUENDA, GENELL S/P/A GENELL ALUENDA & SAMUEL	CHESAPEAKE EXPLORATION LP	2/13/2006	1032	400	I-2006-002315	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: SW/4 SW/4
OK5129410-003	OK	WASHITA	SANDAVAL, SHERYL	CHESAPEAKE EXPLORATION LP	2/13/2006	1032	403	I-2006-002316	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: SW/4 SW/4
OK5129410-004	OK	WASHITA	MUSICK, SANDRA	CHESAPEAKE EXPLORATION LP	2/13/2006	1037	900	I-2006-004450	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: SW/4 SW/4
OK5129487-001	OK	WASHITA	LEATHERMAN, JEFFERSON F	CHESAPEAKE EXPLORATION LP	4/5/2006	1037	174	I-2006-004208	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2NW/4; LESS AND EXCEPT A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS EAST OF THE NORTHWEST CORNER OF SECTION 12; THENCE RUNNING SOUTH 160 RODS AND A STRIP OF LAND 4 RODS WIDE, WEST 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES

OK5129487-002	OK	WASHITA	RIALTO OIL & GAS CORPORATION	CHESAPEAKE EXPLORATION LLC	9/26/2007	1085	401	I-2007-010446	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: WEST HALF OF THE NORTHWEST QUARTER LESS AND EXCEPT A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS EAST OF THE NORTHWEST CORNER OF SECTION 12, THENCE RUNNING SOUTH 160 RODS, AND A STRIP OF LAND 4 RODS WIDE, WEST 40 RODS TO SECTION TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3.00 ACRES (W/2 NW/4 LESS A 3.00 ACRE TRACT)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129487-003	OK	WASHITA	RIALTO PRODUCTION COMPANY	CHESAPEAKE EXPLORATION LLC	9/26/2007	1085	399	I-2007-010445	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: WEST HALF OF THE NORTHWEST QUARTER LESS AND EXCEPT A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS EAST OF THE NORTHWEST CORNER OF SECTION 12, THENCE RUNNING SOUTH 160 RODS, AND A STRIP OF LAND 4 RODS WIDE, WEST 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3.00 ACRES (W/2 NW/4 LESS A 3.00 ACRE TRACT)

OK5129487-004	OK	WASHITA	HAMM, JR, FLOYD D	CHESAPEAKE EXPLORATION LLC	8/31/2007	1082	1	I-2007-009219	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 NW/4 L/E A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF THE NW/C OF SEC 12, THENCE RUNNING S 160 RODS AND A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HWY

OK9270198-001	OK	WASHITA	OCC #546856/CD #200706650	COI/CELLC	11/20/2007				011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: ALL, LIMITED TO THE MISSOURIAN GRANITE WASH & DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY
OK3530299-001	OK	WASHITA	CLUCK, DELANO & BARBARA	NORWICH PETROLEUM CORPORATION	2/28/2007	1065	783	I-2007-003373	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK3530299-002	OK	WASHITA	SUNSHINE EXPLORATION COMPANY	NORWICH PETROLEUM CORPORATION	3/6/2007	1065	785	I-2007-003374	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17,200'
OK3530299-003	OK	WASHITA	JOHNSON, GEORGE S	NORWICH PETROLEUM CORPORATION	3/6/2007	1065	788	I-2007-003374	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17,200'
OK3530299-004	OK	WASHITA	PETTY, RAY B TRUST AGREEMENT DTD 4/10/1991	CHESAPEAKE EXPLORATION LP	7/31/2006	1089	135	I-2007-011750	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17,200'
OK5129413-001	OK	WASHITA	WILLIAMS, E A	CHESAPEAKE EXPLORATION LP	2/13/2006	1032	87	1-2006-002196	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-002	OK	WASHITA	HALE, SHERRY G & DAVID R	CHESAPEAKE EXPLORATION LP	3/1/2006	1032	805	I-2006-002464	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-003	OK	WASHITA	NICKEL, VICKI	CHESAPEAKE EXPLORATION LP	2/22/2006	1032	389	I-2006-002311	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-004	OK	WASHITA	BUIE, KAY	CHESAPEAKE EXPLORATION LP	3/1/2006	1032	783	I-2006-002455	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-005	OK	WASHITA	MARY E KERSHAW TRUST DTD 5/26/93	CHESAPEAKE EXPLORATION LP	4/6/2006	1036	689	I-2006-003991	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17200'
OK5129413-006	OK	WASHITA	KERSHAW, LAURA JEAN TRUST DATED 07-12-96	CHESAPEAKE EXPLORATION LP	4/6/2006	1037	180	I-2006-004211	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17200'
OK5129413-007	OK	WASHITA	MOORE, EDDIE L TRUST DATED 8/17/1987	CHESAPEAKE EXPLORATION LP	5/2/2006	1038	222	I-2006-004590	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-008	OK	WASHITA	LAU, DALE M & BOBBIE D	CHESAPEAKE EXPLORATION LP	5/8/2006	1039	291	I-2006-005009	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129413-009	OK	WASHITA	SNIDER, CECIL LEON & FLORA JEAN THE TRUST AGREEMENT OF	CHESAPEAKE EXPLORATION LP	5/8/2006	1040	213	I-2006-005365	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-012	OK	WASHITA	HOCH, CAROL A & DON	CHESAPEAKE EXPLORATION LP	6/21/2006	1044	544	I-2006-006933	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17200'
OK5129413-013	OK	WASHITA	BASINGER JR, A E	CHESAPEAKE EXPLORATION LP	5/2/2006	1040	1011	I-2006-005659	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-015	OK	WASHITA	LAU, BERNEICE	CHESAPEAKE EXPLORATION LLC	9/19/2007	1087	332	I-2007-011099	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-016	OK	WASHITA	LAU, JUANITA C	CHESAPEAKE EXPLORATION LLC	9/19/2007	1087	334	I-2007-011100	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-017	OK	WASHITA	RIALTO OIL & GAS CORPORATION	CHESAPEAKE EXPLORATION LLC	9/26/2007	1085	397	I-2007-010444	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-018	OK	WASHITA	NIGHTENGALE, LARRY D & MELBA JEAN	CHESAPEAKE EXPLORATION LLC	8/23/2007	1080	760		011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17,200'
OK5129413-019	OK	WASHITA	LAU, ROCKY, HEIR OF EUGENE LAU, DECEASED	CHESAPEAKE EXPLORATION LLC	9/19/2007	1084	456	I-2007-010100	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-020	OK	WASHITA	ASARCO OIL & GAS COMPANY, INC	CHESAPEAKE EXPLORATION LLC	10/5/2007	1089	138	I-2007-011751	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-021	OK	WASHITA	RIALTO PRODUCTION COMPANY	CHESAPEAKE EXPLORATION LLC	10/12/2007	1089	140	I-2007-011752	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-022	OK	WASHITA	HAMM, FLOYD D, JR	CHESAPEAKE EXPL LIMITED PART	8/28/2007	1082	3	I-2007-009220	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129414-001	OK	WASHITA	WISE, DONALD G & PATRICIA G, JOINT TENENTS	CHESAPEAKE EXPLORATION LP	2/13/2006	1032	73	I-2006-002191	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: E/2
OK5129414-002	OK	WASHITA	WISE, PHILLIP C & PAMELA S	CHESAPEAKE EXPLORATION LP	2/15/2006	1032	82	I-2006-002194	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: E/2
OK5129414-003	OK	WASHITA	ST/OK - CS- 25660	CHESAPEAKE EXPLORATION LP	7/21/2006	1047	654	I-2006-008171	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NE/4 LTD TO DES MOINES GRANITE WAS FM
OK5129414-004	OK	WASHITA	ST/OK - CS- 25661	CHESAPEAKE EXPLORATION LP	7/21/2006	1047	657	I-2006-008172	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SE/4 LTD TO DES MOINES GRANITE WAS FM
OK5129414-005	OK	WASHITA	BB ROYALTY PARTNERSHIP	CHESAPEAKE EXPLORATION LLC	9/27/2007	1090	617	I-2007-012330	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: E/2 LTD TO 17,200'
OK5129431-001	OK	WASHITA	BOSE, EDWARD JR REV LIVING TRUST DTD 2/5/96	CHESAPEAKE EXPLORATION LP	2/17/2006	1033	305	I-2006-002659	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-002	OK	WASHITA	BOSE, ERNESTINE REV LIVING TRUST DTD 2/5/96	CHESAPEAKE EXPLORATION LP	2/17/2006	1033	764	I-2006-002869	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-003	OK	WASHITA	BOSE, BRYAN	CHESAPEAKE EXPLORATION LP	2/17/2006	1033	302	I-2006-002658	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-004	OK	WASHITA	GROSSMAN, EMMET R	CHESAPEAKE EXPLORATION LP	4/4/2006	1036	692	I-2006-003992	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-005	OK	WASHITA	GROSSMAN, JOSEPH PAUL	CHESAPEAKE EXPLORATION LP	4/13/2006	1037	187	I-2006-004214	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129431-006	OK	WASHITA	GIBBS, LORI A, FORMERLY LORI GROSSMAN & GARRY	CHESAPEAKE EXPLORATION LP	4/20/2006	1037	893	I-2006-004447	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-007	OK	WASHITA	CUMMINGS, JANET M & GARY	CHESAPEAKE EXPLORATION LP	4/20/2006	1037	898	I-2006-004449	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-008	OK	WASHITA	GROSSMAN, MARK A	CHESAPEAKE EXPLORATION LP	4/20/2006	1038	232	I-2006-004594	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-009	OK	WASHITA	GROSSMAN, DENNIS L	CHESAPEAKE EXPLORATION LP	4/20/2006	1039	280	I-2006-005004	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-010	OK	WASHITA	GROSSMAN, DONNA S	CHESAPEAKE EXPLORATION LP	4/20/2006	1039	282	I-2006-005005	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-011	OK	WASHITA	GROSSMAN, JAMES A	CHESAPEAKE EXPLORATION LP	4/20/2006	1040	1022	I-2006-005663	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK9270199-001	OK	WASHITA	OCC #546032/CD #200706379	COI/CELLC	10/31/2007				011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: ALL, LIMITED TO THE VIRGILIAN, MISSOURIAN GRANITE WASH & DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY
A00289-13353	OK	WASHITA	AMEN , VERBA L & JOSEPH FRED	J COOPER WEST	3/7/1980	518	804		011N	018W	0015	N/2 SE/4 & SE/4 NE/4 Sec. 15-11N-18W LIMITED TO THE OGLE 1-15 WELLBORE
A00289-2355	OK	WASHITA	GILMORE, GLADYS, ALSO AS GLADYS E GILMORE	J J WRIGHT	12/8/1971	397	531		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: NE/4, N/2 SE/4
A00289-2356	OK	WASHITA	PARKER, LELA MAY A/K/A LELA MOSBURG & RUSSELL	J J WRIGHT	12/11/1971	397	523		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: NE/4, N/2 SE/4
A00290-2357	OK	WASHITA	OGLE, LEONARD A	HARVEY E WHITE	6/1/1973	425	404		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: NW/4
A00290-2358	OK	WASHITA	HODGES, C V	C M FLEETWOOD	5/26/1971	403	327		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: NW/4
A00291-2359	OK	WASHITA	JUDY, CLARENCE C & NINA I	ROBERT W MOORE	1/27/1977	460	5		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: S/2 SE/4, E 5/8 SE/4 SW/4
A00292-2360	OK	WASHITA	JUDY, W L & EARL E JUDY	ROBERT W MOORE	1/27/1977	460	7		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: N/2 SW/4, SW/4 SW/4, WEST 3/8 SE/4 SW/4
A00293-2361	OK	WASHITA	LITTLETON, A L	H W COLLIER	2/14/1980	515	296		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: N/2 SE/4, SE/4 NE/4
A00293-2362	OK	WASHITA	MADDOX, TROY F	FOLSOM & ASSOCIATES, INC	1/9/1978	477	956		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: NE/4, N/2 SE/4
A00293-2363	OK	WASHITA	WEAVER, ELLIS S & BRONNIE LOUISE	J COOPER WEST	3/16/1971	407	477		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: NE/4, N/2 SE/4
A00294-2364	OK	WASHITA	OCC #182191/CD #74069	ANSON CORPORATION	1/12/1981				011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: ALL, LTD TO THE MISSOURIAN GRANITE WASH, DES MOINES GRANITE WASH, SKINNER, RED FORK, ATOKA, MORROW & SPRINGER COMMON SOURCES OF SUPPLY
OK5128496-008	OK	WASHITA	MCCOY, MARCIA M, F/K/A BURTON	CHESAPEAKE EXPLORATION LLC	11/20/2007	1097	659	I-2008-001272	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4
OK5128496-009	OK	WASHITA	BARCK, JEAN H, F/K/ A BURTON	CHESAPEAKE EXPLORATION LLC	11/20/2007	1097	648	I-2008-001268	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4
OK5128496-010	OK	WASHITA	WALCH, JANET ADELE	CHESAPEAKE EXPLORATION LLC	11/20/2007	1097	668	I-2008-001275	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4
OK5128496-011	OK	WASHITA	HARDER, LINDA MARIE	CHESAPEAKE EXPLORATION LLC	11/20/2007	1097	915	I-2008-001348	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128496-012	OK	WASHITA	GASTINEAU, SUE CAROL, UHLES, JEANETTE, CO- TRUSTEES	CHESAPEAKE EXPLORATION LLC	11/2/2009	1153	263	I-2009-008580	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4 LTD TO SURFACE TO BLW S.E. OF DES MOINES GRANITE WASH
OK5128496-013	OK	WASHITA	MC MINERAL COMPANY, LLC	CHESAPEAKE EXPLORATION, LLC	4/1/2010	1185	915	I-2010-009576	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4, SE/4, NW/4, SE/4 SW/4
OK5128755-019	OK	WASHITA	BIZZELL, MURPHY GAIL & ELIZABETH	CHESAPEAKE EXPLORATION LLC	10/17/2007	1090	80	I-2007-012132	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4, SE/4 SW/4
OK5128755-020	OK	WASHITA	BIZZELL, GARY GERALD & NANCY	CHESAPEAKE EXPLORATION LLC	10/17/2007	1090	78	I-2007-012131	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4, SE/4 SW/4
OK5128755-021	OK	WASHITA	HOFFMAN, NANCY ELLEN	CHESAPEAKE EXPLORATION LLC	10/20/2007	1092	267	I-2007-012817	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 SW/4, SE/4
OK5128755-022	OK	WASHITA	HOFFMAN JR, BILLY JOE	CHESAPEAKE EXPLORATION LLC	10/20/2007	1092	265	I-2007-012816	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 SW/4, SE/4
OK5128755-023	OK	WASHITA	KIRK, M STUART & CAROLYN S	CHESAPEAKE EXPLORATION LLC	10/29/2007	1094	419	I-2008-000134	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4
OK5128755-024	OK	WASHITA	CULP, JANE	CHESAPEAKE EXPLORATION LLC	10/20/2007	1095	574	I-2008-000513	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 SW/4, SE/4
OK5128755-025	OK	WASHITA	PHILLIPS FAMILY TRUST U/T/A DATED OCTOBER 1, 1999	CHESAPEAKE EXPLORATION LLC	11/14/2007	1099	525	I-2008-001934	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 SW/4, SE/4 LTD TO 100' BELOW S. E. OF DES MOINES GRANITE WASH (17,260')
OK5128755-026	OK	WASHITA	BANKS, RONALD J & PAULA	CHESAPEAKE EXPLORATION LLC	2/20/2008	1106	314	I-2008-004232	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4
OK5128755-027	OK	WASHITA	O'HARA, LINDA	CHESAPEAKE EXPLORATION LLC	2/20/2008	1105	836	I-2008-004053	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 SW/4, SE/4
OK5128755-028	OK	WASHITA	BIZZELL, ROBERT M	CHESAPEAKE EXPLORATION LLC	2/20/2008	1105	402	I-2008-003878	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 SW/4, SE/4
OK5128755-029	OK	WASHITA	KIRK, M STUART REVOCABLE TRUST DTD 3/16/85	CHESAPEAKE EXPLORATION LLC	7/16/2008	1118	484	I-2008-008594	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4
OK5128755-030	OK	WASHITA	WALTERS, WAYNE A & SHAWN S '08 OIL & GAS REV LIV TR	CHESAPEAKE EXPLORATION LLC	4/14/2009	1136	935	I-2009-003047	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 LTD TO 17,260'
OK5128755-032	OK	WASHITA	RAY, CHARLES D	CHESAPEAKE EXPLORATION LLC	7/16/2008	1117	637	I-2008-008325	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4
OK5129560-000	OK	WASHITA	CARTMILL, MARY RUTH LIVING TRUST DTD 6/26/07	CHESAPEAKE EXPLORATION LLC	8/31/2007	1092	207		011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NW/4 LTD TO 17,260'
OK5129560-006	OK	WASHITA	MCCARNACK, ELAINE FAMILY TRUST DTD 7/01/98	CHESAPEAKE EXPLORATION LLC	8/14/2007	1087	225	I-2007-011059	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NW/4, NE/4 SW/4 LTD TO 17,260'
OK5129560-008	OK	WASHITA	HALL, SHARON ANN & LARRY	CHESAPEAKE EXPLORATION LLC	10/26/2007	1096	142	I-2008-000706	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4 NW/4, W/2 NW/4, SE/4 NW/4 LTD TO 100' BELOW S.E. OF DES MOINES GRANITE WASH (17,260')
OK5129560-009	OK	WASHITA	MCNATT, EDNA LAUREL LIVING TRUST, SHARON ANN HALL, TRST	CHESAPEAKE EXPLORATION LLC	10/26/2007	1096	145	I-2008-000707	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4 NW/4, W/2 NW/4, SE/4 NW/4 LTD TO 100' BELOW S. E. DES MOINES GRANITE WASH (17,260')

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129560-010	OK	WASHITA	MCNATT, J R LIVING TRUST, SHARON ANN HALL, TRST	CHESAPEAKE EXPLORATION LLC	10/26/2007	1096	148	I-2008-000708	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4 NW/4, W/2 NW/4, SE/4 NW/4 LTD TO 100' BELOW S. E. DES MOINES GRANITE WASH (17,260')
OK5129560-011	OK	WASHITA	PENTEX EXPLORATION & PRODUCING, INC	CHESAPEAKE EXPLORATION LLC	4/23/2008	1108	151	I-2008-004952	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NW/4 SURFACE TO 100' BLW S.E. DES MOINES FM (17,260')
OK9270011-000	OK	WASHITA	CARTMILL, EARL GLENN LIVING TRUST DTD 6-26-07	CHESAPEAKE EXPLORATION LLC	8/31/2007	1083	843	I-2007-009853	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NW/4 SW/4 LTD TO 17,260'
OK9270033-000	OK	WASHITA	OCC #571423/CD #200903176	COI-CELLC	11/9/2009	1173	735	I-2010-005613	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: ALL LTD TO WOLFCAMPIAN, VIRGILIAN, MISSOURIAN GRANITE WASH, AND DES MOINES GRANITE WASH
OK3530085-001	OK	WASHITA	MELVIN, MARK A/K/A JOHN MARK MELVIN	CHESAPEAKE EXPLORATION LLC	8/3/2007	1083	884	I-2007-009867	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: N/2
OK3530085-002	OK	WASHITA	AKRIDGE, PATSY CARLENE	CHESAPEAKE EXPLORATION LLC	8/6/2007	1087	228	I-2007-011060	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: N/2
OK3530085-003	OK	WASHITA	MELVIN, EDITH, A/K/A EDITH MARGARET	CHESAPEAKE EXPLORATION LLC	8/3/2007	1087	223	I-2007-011058	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: N/2
OK3530085-004	OK	WASHITA	MELVIN, JOHN E & FANCHON N REV LIVING TR	CHESAPEAKE EXPLORATION LLC	8/6/2007	1087	242	I-2007-011065	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: N/2
OK3530085-005	OK	WASHITA	ROMANS, MELANIE ANN	CHESAPEAKE EXPLORATION LLC	8/6/2007	1085	276	I-2007-010402	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: N/2
OK3530085-006	OK	WASHITA	ROMANS, RENAE DAWN	CHESAPEAKE EXPLORATION LLC	8/3/2007	1085	268	I-2007-010399	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: N/2
OK3530085-007	OK	WASHITA	ST/OK - CLO UV- 1530	CHESAPEAKE EXPLORATION LLC	11/27/2007	1112	111	I-2008-006419	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: NE/4 (1/2 M.R.) LTD TO DES MOINES GRANITE WASH
OK5127851-017	OK	WASHITA	BUTCHER, JOAN ELAINE	CHESAPEAKE EXPLORATION LLC	2/1/2008	1104	72	I-2008-003376	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4 SURFACE TO 100' BLW S.E. DES MOINES GRANITE WASH FM (17,020')
OK5128751-015	OK	WASHITA	MAP2004-OK	CHESAPEAKE EXPLORATION LLC	11/14/2007	1092	591	I-2007-012927	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3,4, E/2 SW/4 A/D/A SW/4
OK5128751-016	OK	WASHITA	MURRAY, DARRYL J	CHESAPEAKE EXPLORATION LLC	2/1/2008	1101	912	I-2008-002599	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4 SURFACE TO DES MOINES GRANIT WASH FM (17,020')
OK5128751-017	OK	WASHITA	FLESHMAN AGENCY INC	FLESHMAN AGENCY INC	1/14/2008	1096	15	I-2008-000654	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3, 4, E/2 SW/4
OK5129624-002	OK	WASHITA	MCNATT, EDNA LAUREL LIVING TRUST	CHESAPEAKE EXPLORATION LP	12/27/2006	1062	493	I-2007-002109	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4 LTD TO 12,280'
OK5129624-003	OK	WASHITA	MCNATT, J R REVOCABLE TRUST AGREEMENT DTD 5/20/1996	CHESAPEAKE EXPLORATION LP	12/27/2006	1062	490	I-2007-002108	011N	018W	0018	TOWNSHIHP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4 LTD TO 12,280'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129624-004	OK	WASHITA	HOHNKE, LEO FRANCIS	CHESAPEAKE EXPLORATION LLC	11/6/2007	1092	210	I-2007-012793	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4 LTD TO 100' BELOW S.E. OF DES MOINES GRANITE WASH (17,020')
OK5129624-005	OK	WASHITA	SEARLE, JACK B & TAMARA D	CHESAPEAKE EXPLORATION LLC	2/14/2008	1102	914	I-2008-002939	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4 SURFACE TO DES MOINES GRANIT WASH FM (17,020')
OK5129624-007	OK	WASHITA	BIZZELL, GARY	WARD PETROLEUM CORPORATION	11/21/2006	1055	994	I-2008-011273	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4
OK5129624-008	OK	WASHITA	BIZZELL, GAIL	WARD PETROLEUM CORPORATION	11/21/2006	1055	993	I-2008-011272	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4
OK9270010-001	OK	WASHITA	HOFFMAN JR, BILLY JOE	CHESAPEAKE EXPLORATION LLC	10/25/2007	1092	263	I-2007-012815	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4, LOTS 3, 4 (A/D/A W/2 SW/4)
OK9270010-002	OK	WASHITA	HOFFMAN, NANCY ELLEN	CHESAPEAKE EXPLORATION LLC	10/25/2007	1092	259	I-2007-012813	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4, LOT 3 (39.56 ACS), LOT 4 (39.80 ACS) A/D/A W/2 SW/4
OK9270010-003	OK	WASHITA	MUNO, GAIL F	CHESAPEAKE EXPLORATION LLC	10/20/2007	1095	570	I-2008-000511	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3, 4 (A/D/A W/2 SW/4), E/2 SW/4
OK9270010-004	OK	WASHITA	OGI, INC	CHESAPEAKE EXPLORATION LLC	11/6/2007	1092	213	I-2007-012794	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4, LOT 3 (39.56 ACS), LOT 4 (39.80 ACS) A/D/A W/2 SW/4 LTD TO 100' BELOW S.E. OF DES MOINES GRANITE WASH (17,020')
OK9270010-005	OK	WASHITA	HOFFMAN, GARY P	CHESAPEAKE EXPLORATION LLC	11/5/2007	1092	216		011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4, LOT 3 (39.56 ACRES), LOT 4 (39.80 ACRES) A/D/A W/2 SW/4 LTD TO 100' BELOW S.E. OF DES MOINES GRANITE WASH (17,020')
OK9270010-006	OK	WASHITA	HOLDER, JUNE	CHESAPEAKE EXPLORATION LLC	10/20/2007	1093	382	I-2007-013182	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4, LOTS 3, 4, A/D/A W/2 SW/4 LTD TO 17,020'
OK9270010-007	OK	WASHITA	DELFELD, SHARON S	CHESAPEAKE EXPLORATION LLC	10/20/2007	1097	917	I-2008-001349	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4, LOT 3 (39.56 AC), LOT 4 (39.8 AC) A/D/A W/2 SW/4
OK9270010-008	OK	WASHITA	CULP, JANE	CHESAPEAKE EXPLORATION LLC	10/25/2007	1094	421	I-2008-000135	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3, 4 (A/D/A W/2 SW/4), E/2 SW/4
OK9270010-010	OK	WASHITA	JORDAN, DEANNA	CHESAPEAKE EXPLORATION LLC	7/2/2008	1116	845	I-2008-008067	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4
OK9270010-011	OK	WASHITA	PHIFER, MARY G	CHESAPEAKE EXPLORATION LLC	7/2/2008	1116	429	I-2008-007930	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4
OK9270010-012	OK	WASHITA	BURCH, NELDA	CHESAPEAKE EXPLORATION LLC	7/1/2008	1116	830	I-2008-008061	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4
OK9270010-013	OK	WASHITA	LOGAN, SHERRY	CHESAPEAKE EXPLORATION LLC	7/1/2008	1116	827	I-2008-008060	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4
OK9270010-014	OK	WASHITA	WILSON, MANDY	CHESAPEAKE EXPLORATION LLC	7/2/2008	1116	833	I-2008-008062	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4
OK9270010-015	OK	WASHITA	HOFFMAN, HERSHEL L A/K/A HIRSHEL L HOFFMAN	CHESAPEAKE EXPLORATION LLC	7/9/2008	1117	282	I-2008-008199	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270010-017	OK	WASHITA	ABERDEEN INVESTMENTS, LLC	CHESAPEAKE EXPLORATION LLC	10/7/2008	1124	56	I-2008-010687	011N	018W	0018	TOWNSHIP 11NORTH - RANGE 18 WEST SECTION 18: LOT 3, 4, E/2 SW/4
OK9270010-018	OK	WASHITA	BAGGETT, CANDACE A/K/ A CANDY BAGGETT	CHESAPEAKE EXPLORATION LLC	7/8/2008	1125	249	I-2008-011083	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4
OK9270010-019	OK	WASHITA	HOFFMAN, CHARLES G	WARD PETROLEUM CORPORATION	9/13/2005	1020	275	I-2005-006806	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-020	OK	WASHITA	HOFFMAN, BOBBY DOUGLAS	WARD PETROLEUM CORPORATION	9/20/2005	1020	667	1-2005-007105	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-021	OK	WASHITA	WEDEKING, ESTA MAE	WARD PETROLEUM CORPORATION	9/27/2005	1021	631	I-2005-007393	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-023	OK	WASHITA	WHITAKER, GERALD	WARD PETROLEUM CORPORATION	10/17/2008	1127	170	I-2008-011818	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4
OK9270010-024	OK	WASHITA	BLAGOWSKY, RONNY R	WARD PETROLEUM CORPORATION	10/17/2008	1153	459	I-2009-008638	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-025	OK	WASHITA	ADKINS, DEBRA	WARD PETROLEUM CORPORATION	10/17/2008	1127	169	I-2008-011817	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-026	OK	WASHITA	BLAGOWSKY, ERIKA L	WARD PETROLEUM CORPORATION	10/17/2008	1125	275	I-2008-011095	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-027	OK	WASHITA	BLAGOWSKY, RAYMOND	WARD PETROLEUM CORPORATION	10/17/2008	1125	274	I-2008-011094	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-028	OK	WASHITA	BROWN, CHAD	WARD PETROLEUM CORPORATION	12/10/2008	1130	461	I-2009-00969	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-029	OK	WASHITA	BROWN, DILLON	WARD PETROLEUM CORPORATION	12/10/2008	1130	460	I-2009-000968	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-030	OK	WASHITA	BROWN, JEREMY	WARD PETROLEUM CORPORATION	12/10/2008	1130	463	I-2009-000971	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-032	OK	WASHITA	HUTSON, JOHN G	CHESAPEAKE EXPLORATION LLC	10/20/2006	1054	994	I-2006-010900	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4
OK9270010-033	OK	WASHITA	OCC #561120/CD #200806746	COI-CELLC	10/21/2008			UNRECORDED	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: ALL, LIMITED TO THE WOLFCAMPIAN, VIRGILIAN, MISSOURIAN GRANITE WASH AND DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY
OK9270010-034	OK	WASHITA	BROWN, DAVID	WARD PETROLEUM CORPORATION	12/10/2008	1130	462	I-2009-00970	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOT 3 (39.56 ACRES), LOT 4 (39.80 ACRES) AND E/2 SW/4, ALL COLLECTIVELY DESCRIBED AS SW/4
A00355-13421	OK	WASHITA	KERR - MCGEE CORPORATION	ANSON PRODUCTION CORPORATION FORMERLY D/	10/25/1996	845	1079		011N	018W	0019	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 19: N2NW
A00355-2986	OK	WASHITA	MURRAY, IRA L & JESSIE IRENE	B B LONG	2/16/1979	500	994		011N	018W	0019	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 19: LOTS 1, 2, 3, & 4, & E2W2
A02484-3087	OK	WASHITA	DUGGER, A W, ET UX	AN - SON CORPORATION	5/2/1984	652	783		011N	018W	0019	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 19: SE
A02484-3088	OK	WASHITA	INEZ LEAVELL REVOCABLE TRUST	BLACK HAWK OIL & GAS	4/30/1981	554	28		011N	018W	0019	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 19: SE/4
A02484-3089	OK	WASHITA	DUGGER , STANLEY	BLACK HAWK OIL & GAS	5/2/1981	556	494		011N	018W	0019	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 19: SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
A02484-3090	OK	WASHITA	DUGGER , CLIFTON C	BLACK HAWK OIL & GAS	6/4/1981	556	559		011N	018W	0019	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 19: SE/4
A02539-3095	OK	WASHITA	OCC #262129/CD #115039	AN - SON CORPORATION	6/11/1984	840	672		011N	018W	0019	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 19: ALL
OK5128719-009	OK	WASHITA	SMITH, NAOMI P REV TR DTD 4/1/99, PATRICIA ANN TURNER, TRST	CHESAPEAKE EXPLORATION LLC	11/5/2007	1091	844	I-2007-012628	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SE/4
OK5128719-010	OK	WASHITA	TIDWELL, DONOVAN D & VELDA J INDV & TRST	CHESAPEAKE EXPLORATION LLC	11/11/2007	1094	425	I-2008-000137	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5128719-011	OK	WASHITA	KARBER, DEBRA DEANN A/K/A DEBBIE D & LIONEL G KARBER	CHESAPEAKE EXPLORATION LLC	11/28/2007	1095	717	I-2008-000560	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: S/2 LTD TO 100' BELOW S.E. OF DES MOINES FM (17,216')
OK5128719-014	OK	WASHITA	NIX, JIM M	CHESAPEAKE EXPLORATION LLC	5/13/2009	1138	739	I-2009-003488	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5128719-015	OK	WASHITA	GUNTER, DEBORAH J, F/ K/A DEBORAH BURKS	CHESAPEAKE EXPLORATION LLC	7/24/2009	1145	925	I-2009-006147	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5128719-016	OK	WASHITA	BUCHANAN, MARTIN L	CHESAPEAKE EXPLORATION LLC	11/3/2009	1153	260	I-2009-008579	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5128719-017	OK	WASHITA	TOMLINSON MINERALS JOINT VENTURE	CHESAPEAKE EXPLORATION LLC	11/19/2009	1156	760	I-2009-009762	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5128719-018	OK	WASHITA	TOMLINSON MINERALS JOINT VENTURE NO 2	CHESAPEAKE EXPLORATION LLC	11/19/2009	1156	758	I-2009-009761	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5128719-019	OK	WASHITA	EL DORADO TRUST, JOHN COMEGYS, TRUSTEE	CHESAPEAKE EXPLORATION LLC	3/31/2010	1190	106	I-2010-011088	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5129558-013	OK	WASHITA	PURYEAR, KAREN & TOM	CHESAPEAKE EXPLORATION LLC	10/20/2007	1094	427	I-2008-000138	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: NE/4, NE/4 NW/4, SW/4 NW/4 LTD TO 17,216'
OK5129558-014	OK	WASHITA	REED, PAMELA & ROGER	CHESAPEAKE EXPLORATION LLC	10/20/2007	1093	386	I-2007-013183	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: NE/4, NE/4 NW/4, SW/4 NW/4 LTD TO 17,216'
OK5129558-015	OK	WASHITA	JOLIFF, FRED	CHESAPEAKE EXPLORATION LLC	10/29/2007	1094	423	I-2008-000136	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: NE/4
OK5129558-016	OK	WASHITA	DICKERSON, FORREST A & NETA F TRUST U/T/A LTD	CHESAPEAKE EXPLORATION LLC	10/20/2007	1095	583	I-2008-000517	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: NE/4, NE/4 NW/4, SW/4 NW/4 LTD TO 17,216'
OK5129558-017	OK	WASHITA	MCNATT, J R REV TR U/A/D 5- 20-96, SHARON ANN HALL, S/ TRST	CHESAPEAKE EXPLORATION LLC	11/18/2007	1094	646	I-2008-000214	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4 LTD TO 100' BELOW S.E. OF DES MOINES FM (17,216')
OK5129558-018	OK	WASHITA	MOORE, DEBORAH & T B	CHESAPEAKE EXPLORATION LLC	10/20/2007	1103	591	I-2008-003185	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: NE/4, NE/4 NW/4, SW/4 NW/4 LTD TO 17,216'
OK5129558-019	OK	WASHITA	KNIGHT, MARY SUE & FRANK JR	CHESAPEAKE EXPLORATION LLC	11/20/2007	1097	296	I-2008-001143	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SE/4 NW/4, SW/4 NW/4
OK5129558-020	OK	WASHITA	PHILLIPS FAMILY TR U/T/ A DTD 10-1-99	CHESAPEAKE EXPLORATION LLC	11/14/2007	1099	528	I-2008-001935	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4 LTD TO 100' BELOW S.E. OF DES MOINES FM (17,216')
OK5129558-021	OK	WASHITA	AUSTIN, GLEN EDWARD FAMILY TRUST DATED 9/19/91	CHESAPEAKE EXPLORATION LLC	10/20/2007	1095	714	I-2008-000559	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: NE/4, NE/4 NW/4 LTD TO 17,216'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129558-022	OK	WASHITA	SEARLE, JACK B & TAMARA D	CHESAPEAKE EXPLORATION LLC	2/14/2008	1102	917	I-2008-002940	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,216')
OK5129558-023	OK	WASHITA	OHARA, LINDA	CHESAPEAKE EXPLORATION LLC	7/18/2008	1118	486	I2008 008595	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-024	OK	WASHITA	HOFFMAN JR, BILLY JOE & REBECCA	CHESAPEAKE EXPLORATION LLC	7/13/2008	1116	391	I-2008-007917	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-025	OK	WASHITA	BIZZELL, ROBERT	CHESAPEAKE EXPLORATION LLC	7/18/2008	1116	423	I-2008-007928	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-026	OK	WASHITA	HOFFMAN, NANCY ELLEN	CHESAPEAKE EXPLORATION LLC	7/13/2008	1118	73	I-2008-008471	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-027	OK	WASHITA	CULP, JANE & MITCHELL	CHESAPEAKE EXPLORATION LLC	7/13/2008	1120	44	I-2008-009167	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-032	OK	WASHITA	BIZZELL, GAIL	CHESAPEAKE EXPLORATION LLC	7/27/2009	1145	921	I-2009-006144	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-033	OK	WASHITA	AUSTIN MINERAL INTERESTS, LLC	CHESAPEAKE EXPLORATION LLC	12/21/2009	1159	7	I-2010-000555	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-034	OK	WASHITA	CEKOSKY, MIKE	CHESAPEAKE EXPLORATION LLC	4/15/2010	1167	642	I-2010-003552	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-035	OK	WASHITA	CEKOSKY, ROBERT ANTHONY AKA BOB CEKOSKY	CHESAPEAKE EXPLORATION LLC	4/25/2010	1167	645	I-2010-003553	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5990067-000	OK	WASHITA	OCC #201000652/CD #575976	COI & CELLC, APPLICANTS	6/8/2010				011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: ALL, LIMITED TO THE VIRGILIAN, MISSOURAIN AND DES MOINES COMMON SOURCES OF SUPPLY
OK5128511-022	OK	WASHITA	WALTERS, WAYNE A & SHAWN S 2008 OIL & GAS REV LVG TR	CHESAPEAKE EXPLORATION LLC	12/18/2009	1159	303	I-2010-000657	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NW/4
OK5128511-023	OK	WASHITA	KIRK, DAVID W	CHESAPEAKE EXPLORATION LLC	8/20/2010	1182	790	I-2010-008546	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NW/4
OK5128511-024	OK	WASHITA	COPE, WADE	CHESAPEAKE EXPLORATION LLC	9/3/2010	1182	798	I-2010-008548	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NE/4
OK5128511-025	OK	WASHITA	COPE, MAX G REV TR, DTD 08/13/03, MAX & BETH COPE, TRUSTEES	CHESAPEAKE EXPLORATION LLC	8/31/2010	1186	872	I-2010-009950	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NE/4
OK5128511-026	OK	WASHITA	THE UNITED METHODIST RETIREMENT & HEALTH CARE CENTER, INC	CHESAPEAKE EXPLORATION LLC	1/17/2011	1198	261	I-2011-002958	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NE/4
OK5128511-027	OK	WASHITA	BIZZELL, SUZANNE REVOCABLE TRUST, DATED 11/14/98	CHESAPEAKE EXPLORATION LLC	12/6/2010	1190	877	I-2011-000086	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NW/4
OK5128511-028	OK	WASHITA	OGI INC BY JACK B SEARLE, PRESIDENT	CHESAPEAKE EXPLORATION, LLC	2/9/2011	1199	292	I-2011-003280	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NE/4
OK9270045-002	OK	WASHITA	WESNER, SCOTT	DAVID S THOMPSON & ASSOCIATES	10/16/2007	1088	223	I-2007-011436	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: SW/4
OK9270045-003	OK	WASHITA	POLLARD, SANDRA JOAN AND RONALD	CHESAPEAKE EXPLORATION, LLC	10/12/2010	1188	794	I-2010-010583	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: SW/4
OK9270045-004	OK	WASHITA	RIALTO PRODUCTION COMPANY	CHESAPEAKE EXPLORATION LLC	1/18/2011	1193	857	I-2011-001047	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NW/4, SW/4
OK9270745-003	OK	WASHITA	RILEY, FRANK L	CHESAPEAKE EXPLORATION LLC	3/15/2010	1171	242	I-2010-004822	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: SW/4
OK9270762-000	OK	WASHITA	WOOD, FLORENCE WILIIAMS KIDWELL	CHESAPEAKE EXPLORATION LLC	9/3/2010	1183	793	I-2010-008929	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: N/2 SE/4, SE/4 SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270771-000	OK	WASHITA	MASON, JAMES R AND CHANDRA S	CHESAPEAKE EXPLORATION LLC	11/17/2010	1192	494	I-2011-000578	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: SW/4 SE/4
A00281-2334	OK	WASHITA	HUBBARD , PEARL INDIV & ADMINR	D A BASH AND ASSOCIATES INC	10/7/1980	534	316		011N	018W	0023	NE/4 Sec. 23-11N-18W
A00281-2335	OK	WASHITA	ARNOLD , SAM H	JOSEPH K CASKEY	5/13/1977	464	585		011N	018W	0023	NE/4 Sec. 23-11N-18W
A00281-2336	OK	WASHITA	HALE , VIRGINIA L CARPENTER &	JACK B SMITH	6/7/1977	468	561		011N	018W	0023	NE/4 Sec. 23-11N-18W
A00281-2337	OK	WASHITA	JAVORSKY , ADOLPH & LEA	EL PASO EXPLORATION CO	3/7/1980	518	352		011N	018W	0023	NE/4 Sec. 23-11N-18W
A00991-2373	OK	WASHITA	THOMAS , M V	DYCO PETROLEUM CORP	3/6/1980	517	820		011N	018W	0023	SE/4 Sec. 23-11N-18W
A01852-2379	OK	WASHITA	KLEMME, MARVIN	HARVEY E WHITE ENTERPRISES INC	11/15/1976	458	153		011N	018W	0023	INSOFAR AS TO N/2 SW/4 & SE/4 SW/4 & SE/4 Sec. 23-11N-18W
A01877-2385	OK	WASHITA	WHITE , HARVEY E	ONG EXPLORATION, INC	1/9/1975	440	184		011N	018W	0023	SW/4 SW/4 Sec. 23-11N-18W
A01877-2386	OK	WASHITA	JOHNSTON, MICHAEL R. AND WINDELL J.	J C HILL OIL & GAS INC	1/26/1982	580	165		011N	018W	0023	N/2 SW/4 AND SE/4 SW/4. Sec. 23-11N-18W
A02187-2395	OK	WASHITA	BEADLES , BONNIE L & GARY E	EL PASO NATURAL GAS CO	5/27/1977	467	544		011N	018W	0023	INSOFAR AS TO N/2 SW/4 & SE/4 SW/4 Sec. 23-11N-18W
A02187-2396	OK	WASHITA	SWOPES , JOYCE ANN & THOMAS J.	EL PASO NATURAL GAS CO	5/27/1977	467	542		011N	018W	0023	INSOFAR AS TO N/2 SW/4 & SE/4 SW/4 Sec. 23-11N-18W
A02187-2397	OK	WASHITA	TUCKER , L NADINE	W R GRAY	4/3/1979	500	487		011N	018W	0023	INSOFAR AS TO E/2 SW/4 & NW/4 SW/4 Sec. 23-11N-18W
A02188-2398	OK	WASHITA	JUDY , EARL E & WILLIAM L	HARVEY E WHITE ENERPRISES, INC	1/28/1980	519	671		011N	018W	0023	NW/4 Sec. 23-11N-18W
OK5124595-001	OK	WASHITA	HOWENSTINE, THOMAS ET AL	WHITE, HARVEY E ENTERPRISES	3/4/1977	471	836	7578	011N	018W	0023	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 23: N2SW, SESW; L&E THE KLEMME 2-23 WB.
OK5124595-002	OK	WASHITA	HOWENSTINE, VIOLA ET AL	WHITE, HARVEY E ENTERPRISES	4/14/1977	471	834	7577	011N	018W	0023	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 23: N2SW, SESW, L&E THE KLEMME 2-23 WB
OK3530006-006	OK	WASHITA	WILLIAMSON, EDWIN L	CHESAPEAKE EXPLORATION LP	6/6/2006	1042	257	I-2006-006100	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, NW/4 SW/4, SW/4 SW/4, SE/4 SW/4, SE/4
OK3530006-007	OK	WASHITA	AUSTIN, NAOMI K	CHESAPEAKE EXPLORATION LP	6/7/2006	1042	497	I-2006-006181	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, NW/4 SW/4, SW/4 SW/4, SE/4 SW/4, SE/4
OK3530006-012	OK	WASHITA	CORNELL, SHARON LYNN	CHESAPEAKE EXPLORATION LLC	9/6/2007	1083	607	I-2007-009775	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 LTD TO 17,041'
OK3530006-013	OK	WASHITA	HARRELL, ZELMOND, C/O CHARLES HARRELL	CHESAPEAKE EXPLORATION LLC	10/15/2007	1088	192	I-2007-011419	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 LTD TO 17,041'
OK3530006-014	OK	WASHITA	NIABC, A LIMITED PARTNERSHIP	CHESAPEAKE EXPLORATION LLC	10/15/2007	1088	879	I-2007-011655	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 LTD TO 17,041'
OK3530006-015	OK	WASHITA	HARRELL, CORNELL TRUST, ELLA J HARRELL, ET AL, TRUSTEES	CHESAPEAKE EXPLORATION LLC	10/15/2007	1096	754	I-2008-000911	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 LTD TO 17,041'
OK3530006-016	OK	WASHITA	KLEMME, ROBERT LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	1/10/2008	1099	696	I-2008-002003	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, W/2 SW/4, SE/4 SW/4, SE/4
OK3530006-017	OK	WASHITA	CROZIER, ROBERT	CHESAPEAKE EXPLORATION LLC	2/6/2008	1100	864	I-2008-002235	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SE/4 SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,350')

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3530006-018	OK	WASHITA	WYMAN, LYNDA F	CHESAPEAKE EXPLORATION LLC	2/6/2008	1100	867	I-2008-002236	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SE/4 SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,350')
OK3530006-019	OK	WASHITA	HARRELL, VIRGILENE W REVOCABLE TRUST DTD 07/07/94	CHESAPEAKE EXPLORATION LLC	2/18/2008	1104	179	I-2008-003418	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530006-020	OK	WASHITA	JONES, SHERRY LYNN	CHESAPEAKE EXPLORATION LLC	4/1/2008	1110	922	I-2008-005946	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530006-021	OK	WASHITA	WELSH, DONNA SUE CORNELL	CHESAPEAKE EXPLORATION LLC	4/1/2008	1110	920	I-2008-005945	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530006-023	OK	WASHITA	KLEMME, BRYAN ERIC	CHESAPEAKE EXPLORATION LLC	1/10/2008	1115	454	I-2008-007545	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, W/2 SW/4, SE/4 SW/4, SE/4
OK3530006-024	OK	WASHITA	KLEMME, MICHAEL LYNN	CHESAPEAKE EXPLORATION LLC	1/10/2008	1115	456	I-2008-007546	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, W/2 SW/4, SE/4 SW/4, SE/4
OK3530006-025	OK	WASHITA	CORNELL, PATRICK T	CHESAPEAKE EXPLORATION LLC	9/6/2007	1082	807	I-2007-009467	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530006-026	OK	WASHITA	WALKER, KATHLEEN C LIV TR, KATHLEEN & JAMES WALKER, COTRST	CHESAPEAKE EXPLORATION LLC	9/6/2007	1082	810	I-2007-009468	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-002	OK	WASHITA	BUFFING, LEE ROY & MALINDA	CHESAPEAKE EXPLORATION LP	8/10/2006	1048	136	I-2006-008336	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SE/4 LTD TO 17,041
OK3530017-004	OK	WASHITA	WILLIAMSON, HUGH R	CHESAPEAKE EXPLORATION LP	6/6/2006	1042	259	I-2006-006101	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, NW/4 SW/4, SW/4 SW/4, SE/4 SW/4, SE/4
OK3530017-005	OK	WASHITA	EAGLE, MARTHA MARIE A/K/A MRS GRANT EAGLE	CHESAPEAKE EXPLORATION LLC	8/31/2007	1084	513	I-2007-010123	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 LTD TO 17,505'
OK3530017-006	OK	WASHITA	CORNELL, MARGARET IRENE, A/K/A MARGARET IRENE MEENAN	CHESAPEAKE EXPLORATION LLC	9/7/2007	1086	307	I-2007-010721	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 LTD TO 17,041'
OK3530017-007	OK	WASHITA	CORNELL, ANNE MARIE	CHESAPEAKE EXPLORATION LLC	10/2/2007	1088	863	I-2007-011648	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-008	OK	WASHITA	CORNELL, JAN MARION, A/K/A JAN MARION ARTECONA	CHESAPEAKE EXPLORATION LLC	10/2/2007	1093	831	I-2007-013323	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-009	OK	WASHITA	CORNELL, MARTHA CHRISTINE	CHESAPEAKE EXPLORATION LLC	10/2/2007	1094	815	I-2008-000273	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-010	OK	WASHITA	JONES- KALKMAN MINERAL COMPANY	CHESAPEAKE EXPLORATION LLC	1/21/2008	1097	656	I-2008-001271	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, NW/4 SW/4, NE/4 SW/4 LTD TO 16,991'
OK3530017-011	OK	WASHITA	KIRSCHNER, MICHAEL PAUL	CHESAPEAKE EXPLORATION LLC	2/14/2008	1103	645	I-2008-003205	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,350')
OK3530017-012	OK	WASHITA	GREEN, JOHN ROBERT F/K/A CORNELL	CHESAPEAKE EXPLORATION LLC	4/1/2008	1108	777	I-2008-005173	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-013	OK	WASHITA	GREEN, HELEN T, HEIR OF THOMAS ROSS CORNELL	CHESAPEAKE EXPLORATION LLC	4/1/2008	1108	779	I-2008-005174	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-014	OK	WASHITA	COLEMAN, GEORGIA ANN	CHESAPEAKE EXPLORATION LLC	4/1/2008	1109	719	I-2008-005550	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-015	OK	WASHITA	WALSH MINERAL PROPERTIES, LLC	CHESAPEAKE EXPLORATION LLC	5/12/2008	1123	428	I-2008-010467	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: NE/4 SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3530031-000	OK	WASHITA	ST/OK - CLO CS- 25762	CHESAPEAKE EXPLORATION LP	9/28/2006	1057	848	I-2007-000335	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: E/2 NW/4
OK3530051-000	OK	WASHITA	ST/OK - CS-25663	CHESAPEAKE EXPLORATION LP	7/21/2006	1047	663	I-2006-008174	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: NE/4 LTD TO DES MOINES GRANITE WASH
OK353006-022	OK	WASHITA	KLEMME, TERRY WAYNE	CHESAPEAKE EXPLORATION LLC	1/10/2008	1115	452	I-2008-007544	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, SE/4 SW/4, W/2 SW/4, SE/4
OK9270170-001	OK	WASHITA	BUFFING, LEE ROY & MALINDA LOU	ROBERT W MOORE	1/27/1977	460	3	688	011N	018W	0024	INSOFAR & ONLY SO FAR AS: TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SE/4
OK9270358-001	OK	WASHITA	OCC #554153/CD #200801621	COI-CELLC	5/15/2008			UNRECORDED	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: ALL LTD TO THE MISSOURIAN GRANITE WASH & DES MOINES GRANITE WASH
A00278-2330	OK	WASHITA	GALLASPY , GEORGE , ET AL	BILL J BROWN	12/29/1981	540	146		011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: NW/4 SE/4
A00278-5225	OK	WASHITA	SCHMIDT, EDGER & MAMIE, H/W	ROBERT W MOORE	4/30/1973	424	583	2041	011N	018W	0025	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 25: S2SE, NESE
A00279-2331	OK	WASHITA	AMERICAN FLETCHER NATIONAL BANK , TR.	D A BASH AND ASSOCIATES INC	4/24/1981	553	271		011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: E/2 NW/4, SW/4 NW/4
A00280-2332	OK	WASHITA	EVANS, JOHN K	D A BASH AND ASSOCIATES INC	4/27/1981	553	275		011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
A00280-2333	OK	WASHITA	MYERS , PAMELA S	D A BASH AND ASSOCIATES INC	4/27/1981	553	274		011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270052-001	OK	WASHITA	BOSE, EDWARD J & MARIE	CHALFANT, MAGEE & CLIFTON, INC	2/18/1977	463	942	2977	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: NW/4 NW/4
OK9270052-002	OK	WASHITA	ST/OK - EI-2808	ROBERT W MOORE	3/14/1978	483	290	3438	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: NW/4 NW/4
OK9270053-001	OK	WASHITA	ROZMAN, MAE ALICE & EVANS, ALICE O	HARVEY E WHITE ENTERPRISES INC	4/20/1977	466	746	4771	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270053-002	OK	WASHITA	MACDOUGALL, FAY LOUISE	HARVEY E WHITE ENTERPRISES INC	4/20/1977	466	742	4769	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270053-003	OK	WASHITA	GRIFFITH, JENNIE E	HARVEY E WHITE ENTERPRISES INC	5/20/1977	466	802	4799	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270053-004	OK	WASHITA	PARRISH, ROBERT E, ET AL	HARVEY E WHITE ENTERPRISES INC	4/20/1977	466	244	4770	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270053-005	OK	WASHITA	MEGERT, VIOLA	CHALFANT, MAGEE & CLIFTON, INC	2/15/1977	462	455	2167	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270053-006	OK	WASHITA	BOYD, MARION L	HARVEY E WHITE ENTERPRISES INC	4/20/1977	466	740	4768	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270146-001	OK	WASHITA	OCC #231708/CD #101580	EXXON CORPORATION	1/18/1983				011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: ALL, BROWN DOLOMITE, DOUGLAS, HOXBAR, DES MOINES, MISSOURIAN GRANITE WASH, DES MOINES GRANITE WASH, SKINNER COMMON SOURCES OF SUPPLY
OK9270169-001	OK	WASHITA	WALSH, DORIS A	SPECTRA ENERGY CORP	7/13/1981	563	389	14165	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: NW/4 SE/4
OK5126923-001	OK	WASHITA	EDWARD J. BOSE, ET UX	CHALFANT MAGEE & CLIFTON	2/18/1977	463	940		011N	018W	0026	TOWNSHIP 11 NORTH, RANGE 18 WEST: SECTION 26: E/2 SW/4 , NE/4 , SE/4 NW/4, LIMITED TO THE OSU 2-26 WELLBORE.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5126923-002	OK	WASHITA	ST/OK - CLO EI- 2809	ROBERT W MOORE	3/14/1978	483	292		011N	018W	0026	TOWNSHIP 11 NORTH, RANGE 18 WEST: SECTION 26: NE/4, LIMITED TO THE OSU 2-26 WB.
OK5126923-003	OK	WASHITA	ST/OK - CLO EI- 2810	ROBERT W MOORE	3/14/1978	483	294		011N	018W	0026	TOWNSHIP 11 NORTH, RANGE 18 WEST: SECTION 26: SE/4 NW/4 , E/2 SW/4, LIMITED TO THE OSU 2-26 WB.
OK5126924-000	OK	WASHITA	WETER, LILLIE, ET AL	ROBERT W MOORE	8/10/1972	417	191		011N	018W	0026	TOWNSHIP 11 NORTH, RANGE 18 WEST: SECTION 26: SE/4, LIMITED TO THE OSU 2-26 WB.
OK5126925-001	OK	WASHITA	BRADY, ROBERT AUSTIN	EXXON CORP	2/17/1983	611	558		011N	018W	0026	TOWNSHIP 11 NORTH, RANGE 18 WEST: SECTION 26: W/2 SW/4, LIMITED TO THE OSU 2-26 WB.
OK5126925-002	OK	WASHITA	RAINBOLT, VENDA C., ET AL	JACK B SMITH	5/7/1977	474	966		011N	018W	0026	TOWNSHIP 11 NORTH, RANGE 18 WEST: SECTION 26: W/2 SW/4, LIMITED TO THE OSU 2-26 WB.
A02020-3378	OK	WASHITA	ROCKET OIL AND GAS COMPANY , ET AL	AN - SON CORPORATION	3/4/1982	582	423		011N	018W	0027	E/2 SW/4 & W/2 SE/4 LIMITED TO RIGHTS OUTSIDE AND EXCLUSIVE OF THE WELLBORES OF THE ANTELOPE #1-27 AND ANTELOPE #2-27 WELLS Sec. 27-11N-18W
A02020-3379	OK	WASHITA	BAIRD , M M & INEZ	W. E. MILLS	12/7/1973	429	814		011N	018W	0027	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 27: E/2 SW/4 & W/2 SE/4 LIMITED TO RIGHTS OUTSIDE AND EXCLUSIVE OF THE WELLBORES OF THE ANTELOPE #1-27 AND ANTELOPE #2-27 WELLS
A03368-10234	OK	WASHITA	FOTH , WALTER & ESTER M	RED LAND ENERGY CO	7/27/1978	488	825	440730	011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: E2SW, W2SE LIMITED TO RIGHTS OUTSIDE AND EXCLUSIVE OF THE WELLBORES OF THE ANTELOPE #1-27 AND ANTELOPE #2-27 WELLS
OK5121095-001	OK	WASHITA	LADD PETROLEUM CORPORATION	INEXCO OIL COMPANY	5/19/1980	522	689		011N	018W	0027	W/2 SE/4; E/2 SW/4 ANTELOPE 1-27
OK5121095-002	OK	WASHITA	BOSE, JOHN AND FREDA, HIS WIFE	HARVEY E WHITE ENTERPRISES,INC	2/5/1979	498	23		011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: NE/4 NE/4
OK5121095-003	OK	WASHITA	HOEPFNER, MARY AND HARVEY, HER HUSBAND, ET AL	EL PASO NATURAL GAS COMPANY	10/26/1978	494	976		011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: NE/4 NE/4
OK5121095-004	OK	WASHITA	ROSE, MAYME M, A SINGLE WOMAN	HARVEY E WHITE ENTERPRISES,INC	11/21/1978	497	696		011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: NE/4 NE/4
OK5121095-005	OK	WASHITA	KLINZMAN, ELLA MAE AND ARTHUR, HER HUSBAND	HARVEY E WHITE ENTERPRISES,INC	11/21/1978	497	700		011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: NE/4 NE/4
OK5121095-006	OK	WASHITA	WORKMAN, CHARLES AND NADYNE, HIS WIFE	HARVEY E WHITE ENTERPRISES,INC	11/21/1978	497	706		011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: NE/4 NE/4
OK5121095-007	OK	WASHITA	BUEHLER, DORA, A SINGLE WOMAN, ET AL	EL PASO NATURAL GAS COMPANY	11/22/1978	494	981		011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: NE/4 NE/4
OK9270211-001	OK	WASHITA	WESNER, SCOTT	DAVID S THOMPSON & ASSOCIATES	9/12/2007	1088	237	I-2007-011443	011N	018W	0028	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 28: NW/4, W/2 SW/4
OK9270775-001	OK	WASHITA	SMITH, KENNETH C REV TRUST	CHESAPEAKE EXPLORATION LLC	11/29/2010	1190	736	I-2011-000049	011N	018W	0028	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 28: NE/4, E/2 SE/4
OK9270775-002	OK	WASHITA	MAP2004-OK	CHESAPEAKE EXPLORATION	5/12/2011	1208	600	I-2011-005793	011N	018W	0028	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 28: W2NE,NW,NWSW
OK9270880-001	OK	WASHITA	CHURCH OF CHRIST	CHESAPEAKE EXPLORATION LLC	3/25/2011	1201	55	I-2011-003893	011N	018W	0028	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 28: E/2 SW/4, W/2 SE/4
OK9270880-002	OK	WASHITA	MEE, DAVID EDWARD	CHESAPEAKE EXPLORATION LLC	4/19/2011	1200	664	I-2011-003775	011N	018W	0028	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 28: E/2 SW/4, W/2 SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270880-003	OK	WASHITA	BELL, JENNIFER K TANNER AKA JENNIFER K	CHESAPEAKE EXPLORATION LLC	5/12/2011	1204	935	I-2011-004886	011N	018W	0028	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 28: E/2 SW/4, W/2 SE/4
OK9270212-001	OK	WASHITA	WESNER, SCOTT	DAVID S THOMPSON & ASSOCIATES	9/12/2007	1088	235	I-2007-011442	011N	018W	0029	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 29: E/2 SE/4, SE/4 NE/4
OK9270213-001	OK	WASHITA	REEDER, SR, THE LIVING TRUST DATED 7/16/96	DAVID S THOMPSON & ASSOCIATES	9/21/2007	1088	231	I-2007-011440	011N	018W	0029	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 29: N/2 NE/4, SW/4 NE/4, NW/4 SE/4, NW/4, SW/4, NORTH 30 ACRES OF SW/4 SE/4
OK9270213-002	OK	WASHITA	NEWMAN, THE LUTHER B REVOCABLE TRUST DATED 8/15/96	DAVID S THOMPSON & ASSOCIATES	9/21/2007	1088	227	I-2007-011438	011N	018W	0029	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 29: N/2 NE/4, SW/4 NE/4, NW/4 SE/4, NW/4, SW/4, NORTH 30 ACRES OF SW/4 SE/4
OK9270213-003	OK	WASHITA	NEWMAN, THE JANICE ANN REVOCABLE TRUST DATED 8/15/96	DAVID S THOMPSON & ASSOCIATES	9/21/2007	1088	225	I-2007-011437	011N	018W	0029	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 29: N/2 NE/4, SW/4 NE/4, NW/4 SE/4, NW/4, SW/4, NORTH 30 ACRES OF SW/4 SE/4
OK5122768-001	OK	WASHITA	OCC #413256	BARRETT RESOURCES CORPORATION	6/16/1997				011N	018W	0030	SEC 30-11N-18W: ALL
OK5126927-001	OK	WASHITA	FELLERS, LINA LEE	ANDERMAN/ SMITH & COMPANY	7/18/1994	812	668		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: E2
OK5126927-002	OK	WASHITA	REEDER, JAMES D ET UX	ANDERMAN/ SMITH & COMPANY	7/18/1994	812	670		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: E2
OK5126927-003	OK	WASHITA	WILSON, MAEDELLE M TRUST	ARROWHEAD RESOURCES INC	1/5/1996	830	689		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-012	OK	WASHITA	BLUMENTHAL, DUNNIE ET UX	BLACKROCK RESOURCES LLC	5/1/1997	854	1016		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-013	OK	WASHITA	PENDLETON, DANNY L ET UX	BLACKROCK RESOURCES LLC	4/16/1997	854	1018		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-014	OK	WASHITA	GARTHRIGHT, MICHAEL L ETAL	BLACKROCK RESOURCES LLC	4/18/1997	855	175		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-015	OK	WASHITA	JORDAN, GLENDA E ET VIR	BLACKROCK RESOURCES LLC	5/12/1997	855	1101		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-016	OK	WASHITA	BLAKELY, HERBERT S	BLACKROCK RESOURCES LLC	5/29/1997	856	227		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-017	OK	WASHITA	WADE, WAYNE ET UX	BLACKROCK RESOURCES LLC	5/6/1997	856	229		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-018	OK	WASHITA	BONNY, JACK	BLACKROCK RESOURCES LLC	6/6/1997	868	435		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126928-001	OK	WASHITA	JERRY SULLIVAN ETUX	ANDERMAN/ SMITH & COMPANY	7/18/1994	812	672		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: SW
OK5126928-002	OK	WASHITA	MCLAUGHLIN, LAVONA M	ANDERMAN/ SMITH & COMPANY	7/27/1994	812	633		011N	018W	0030	TOWNSHIP 11 NORTH- RANGE 18 WEST SECTION 30: SW
OK5126928-003	OK	WASHITA	NEESE, FRANK	ANDERMAN/ SMITH & COMPANY	8/15/1994	813	108		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: SW
OK5126928-011	OK	WASHITA	WOODS, EDITH	BLACKROCK RESOURCES LLC	4/14/1997	868	437		011N	018W	0030	SEC 30-11N-18W: LOTS 3 & 4, & E/2 SW/4
OK5126928-012	OK	WASHITA	ARCHER, BRENDA LOU COLLINS	BLACKROCK RESOURCES LLC	5/7/1997	868	439		011N	018W	0030	SEC 30-11N-18W: LOTS 3 & 4, & E/2 SW/4
OK5126928-013	OK	WASHITA	NEECE, SONDRA	BLACKROCK RESOURCES LLC	5/8/1997	868	441		011N	018W	0030	SEC 30-11N-18W: LOTS 3 & 4, & E/2 SW/4
OK5126929-001	OK	WASHITA	NIX, LOIS C	ANDERMAN/ SMITH & COMPANY	7/20/1994	812	674		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: NW
OK5126929-002	OK	WASHITA	HULL, MARLIN LESLIE	ANDERMAN/ SMITH & COMPANY	7/25/1994	812	676		011N	018W	0030	TOWNSHIP 11N RANGE 18W SECTION 30: NW
OK5126929-003	OK	WASHITA	DICK, ROSEMARY SUSAN HULL	ANDERMAN/ SMITH & COMPANY	7/25/1994	812	678		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: NW
OK5126929-004	OK	WASHITA	HULL, ALAN HARLEY	ANDERMAN/ SMITH & COMPANY	7/25/1994	812	680		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: NW
OK5126929-005	OK	WASHITA	HULL, ROGER TALBOT	ANDERMAN/ SMITH & COMPANY	7/25/1994	812	635		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: NW
35-001984-001	OK	WASHITA	WEST, LLOYD O	CHESAPEAKE EXPLORATION, LLC	7/25/2011	1212	517	I-2011-006709	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: N2SE
35-001984-002	OK	WASHITA	CLOW, JUDITH A	CHESAPEAKE EXPLORATION, LLC	7/25/2011	1212	514	I-2011-006708	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: N2SE
OK9270214-001	OK	WASHITA	REEDER, SR, THE LIVING TRUST DATED 7/16/96	DAVID S THOMPSON & ASSOCIATES	9/21/2007	1088	229	I-2007-011439	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270750-001	OK	WASHITA	OGI, INC	CHESAPEAKE EXPLORATION LLC	5/26/2010	1175	1046	I-2010-006398	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: NE/4
OK9270750-002	OK	WASHITA	ENERGY PROPERTIES LIMITED L P	CHESAPEAKE EXPLORATION LLC	10/27/2010	1187	523	I-2010-010144	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: NE/4
OK9270750-003	OK	WASHITA	WESTON PASS PARTNERS, LLC	CHESAPEAKE EXPLORATION LLC	10/25/2010	1187	520	I-2010-010143	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: NE/4
OK9270750-004	OK	WASHITA	APPLE BLOSSOM ROYALTIES LLC	CHESAPEAKE EXPLORATION LLC	11/10/2010	1189	233	I-2010-010777	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: NE/4
OK9270762-001	OK	WASHITA	MAP2004-OK	CHESAPEAKE EXPLORATION LLC	8/12/2010	1184	218	I-2010-009041	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: N/2 SE/4
OK9270776-001	OK	WASHITA	FARMERS ROYALTY COMPANY	CHESAPEAKE EXPLORATION LLC	12/2/2010	1192	480	I-2011-000574	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: S/2 SE/4
OK0000553-001	OK	WASHITA	WETER, LILLIE	ROBERT W MOORE	8/18/1971	406	491		011N	018W	0035	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 35: S2
OK3530258-001	OK	WASHITA	DELP, JUNIOR & MARY FAYE	CHESAPEAKE EXPLORATION LP	3/22/2007	1067	977		011N	019W	0002

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 2: LOTS 19-22, BLK 7, ORIGINAL TOWNSITE OF FOSS, LOTS 1-24, BLK 1, LOTS 1-24, BLK 3, LOTS 1-24, BLK 4, LOTS 1-7 & 13-24, BLK 5, LOTS 1-24, BLK 6, LOTS 19-22, BLK 8, AND LOTS 1-24, BLK 9, LOTS 1-6 & 23-24, BLK 8, FIRST ADDITION TO THE TOWN ON FOSS, OKLAHOMA

OK5124306-018	OK	WASHITA	ST/OK - CLO UP-703	CHESAPEAKE EXPLORATION LP	7/21/2006	1047	666	I-2006-008175	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: SW/4 (1/2 M.R.) LTD TO DES MOINES GRANITE WASH
OK5124306-019	OK	WASHITA	HEINRICHS, N DALE & ANN	CHESAPEAKE EXPLORATION LP	1/5/2007	1067	204		011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: SW/4 LTD TO 16,927'
OK5124306-020	OK	WASHITA	EGGLESTON, CHERRI ANNE	CHESAPEAKE EXPLORATION LP	6/19/2007	1078	162	I-2007-007865	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: SW/4
OK5124306-021	OK	WASHITA	FINNELL- MULINIX, TERRI	CHESAPEAKE EXPLORATION LP	6/19/2007	1079	95	I-2007-008182	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: SW/4
OK5124306-022	OK	WASHITA	SEIBOLD ENERGY CO, INC	CHESAPEAKE EXPLORATION LLC	12/13/2007	1097	66	I-2008-001052	011N	019W	0002

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 2: SW/4

SECTION 2: LOTS 1-24, BLOCK 10

LOTS 13-20, BLOCK 15

1ST ADDITION TO THE TOWN OF FOSS

SECTION 2: LOTS 3 & 5-24, BLOCK 13

LOTS 1-24, BLOCK 14

LOTS 1-24, BLOCK 15

LOTS 1-24, BLOCK 16

LOTS 1-24, BLOCK 17

LOTS 7-24, BLOCK 18

LOTS 1-6, BLOCK 19

LOTS 1-22, BLOCK 20

LOTS 1-24, BLOCK 21

2ND ADDITION TO THE TOWN OF FOSS

OK5128332-013	OK	WASHITA	WORD, GENIVE	CHESAPEAKE EXPLORATION LP	12/12/2006	1060	597	I-2007-001399	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-014	OK	WASHITA	MOUSE, MONTE MARK	CHESAPEAKE EXPLORATION LP	12/12/2006	1060	809	I-2007-001477	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128332-015	OK	WASHITA	MOUSE, MELANI MARQUE	CHESAPEAKE EXPLORATION LP	12/12/2006	1060	595	I-2007-001398	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-016	OK	WASHITA	MOUSE, SHEILA	CHESAPEAKE EXPLORATION LP	12/12/2006	1060	811	I-2007-001478	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-017	OK	WASHITA	KENT, MONTE LYNN A/K/A MONTE LYNN MOUSE	CHESAPEAKE EXPLORATION LP	12/18/2006	1062	809	I-2007-002225	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-018	OK	WASHITA	MOUSE, LESLIE MERVIN & SAUNDRA	CHESAPEAKE EXPLORATION LP	12/12/2006	1062	435	I-2007-002087	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-019	OK	WASHITA	MOUSE, HEATHER A/K/A HEATHER KOEHN	CHESAPEAKE EXPLORATION LP	12/15/2006	1062	496	I-2007-002110	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-020	OK	WASHITA	TOLIN, MELISSA	CHESAPEAKE EXPLORATION LP	12/15/2006	1061	404	I-2007-001711	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-021	OK	WASHITA	MOUSE, STEPHANIE	CHESAPEAKE EXPLORATION LP	12/15/2006	1062	488	I-2007-002107	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3 & 4, S/2 NW/4
OK5128332-022	OK	WASHITA	MOUSE, STACEY	CHESAPEAKE EXPLORATION LP	12/15/2006	1063	128	I-2007-002352	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3 & 4, S/2 NW/4
OK5128332-023	OK	WASHITA	MOUSE, JANELLE NOW JACKSON	CHESAPEAKE EXPLORATION LP	12/15/2006	1061	402	I-2007-001710	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-024	OK	WASHITA	FANNING, TERRI MARGENE MOUSE	CHESAPEAKE EXPLORATION LP	12/18/2006	1074	289	I-2007-006428	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW
OK5128332-025	OK	WASHITA	MOUSE, MARVIN ARTHUR	CHESAPEAKE EXPLORATION LP	12/12/2006	1060	251	I-2007-001295	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-026	OK	WASHITA	MAP2003-NET	CHESAPEAKE EXPLORATION LP	6/28/2007	1077	236	I-2007-007545	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3 AND 4 AND S/2 NW/4 LTD TO 16,927'
OK5128332-027	OK	WASHITA	ALLAR COMPANY	CHESAPEAKE EXPLORATION LP	6/22/2007	1078	615	I-2007-007995	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4; S/2 OF NW/4 LTD TO 16,827'
OK5128379-005	OK	WASHITA	JONES, WANDA G	CHESAPEAKE EXPLORATION LP	1/23/2007	1067	145	I-2007-003930	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOT 1, SE/4 NE/4, A/D/A E/2 NE/4
OK5128379-006	OK	WASHITA	BALL, ALYCE LEA	CHESAPEAKE EXPLORATION LP	1/23/2007	1067	157		011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOT 1, SE/4 NE/4, A/D/A E/2 NE/4
OK5128379-007	OK	WASHITA	CAMP, JO N, F/K/ A JO N JONES	CHESAPEAKE EXPLORATION LP	1/23/2007	1072	285	I-2007-005747	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOT 1, SE/4 NE/4 A/D/A E/2 NE/4
OK5128379-008	OK	WASHITA	KILCREASE, JAMES G	CHESAPEAKE EXPLORATION LP	1/23/2007	1075	254	I-2007-006767	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOT 1, SE/4 NE/4, A/D/A E/2 NE/4
OK5128379-009	OK	WASHITA	BEUTLER, BENNIE	FLESHMAN AGENCY, INC.	5/7/2007	1071	299	I-2007-005400	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5128379-010	OK	WASHITA	BEUTLER, RHETT J	FLESHMAN AGENCY, INC.	5/7/2007	1071	301	I-2007-005401	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK9270005-001	OK	WASHITA	DODSON, CARL GREGORY	CHESAPEAKE EXPLORATION LLC	10/12/2007	1088	357	I-2007-011503	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 14, 1ST ADDITION TO TOWN OF FOSS
OK9270005-002	OK	WASHITA	GRETEMAN, MANDELL & LAQUITTA	CHESAPEAKE EXPLORATION LLC	11/6/2007	1093	394	I-2007-013186	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 7, ORIGINAL TOWNSITE OF FOSS
OK9270005-003	OK	WASHITA	GRETEMAN, DONALD GENE & BARBARA ANN REV LIV TR	CHESAPEAKE EXPLORATION LLC	10/12/2007	1101	532	I-2008-002476	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 7 ORIGINAL, TOWNSITE OF FOSS

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270005-004	OK	WASHITA	BARNHART, TODD ALAN	CHESAPEAKE EXPLORATION LLC	3/20/2008	1109	285	I-2008-005379	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLK 14, 1ST ADDITION TO THE TOWN OF FOSS
OK9270005-005	OK	WASHITA	GLASGOW, DEBORA GALE	CHESAPEAKE EXPLORATION LLC	2/15/2008	1105	457	I-2008-003902	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-6, BLOCK 14, ADDITION TO THE TOWN OF FOSS
OK9270012-000	OK	WASHITA	HOWES, LARRY & DORINDA	CHESAPEAKE EXPLORATION LLC	10/12/2007	1091	862	I-2007-012636	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 2-6; BLOCK 35; ORIGINAL TOWNSITE OF FOSS
OK9270013-000	OK	WASHITA	HOWES, LARRY P & DORINDA P	CHESAPEAKE EXPLORATION LLC	10/12/2007	1091	866	I-2007-012638	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 5-6, BLOCK 13; 1ST ADDITION TO THE TOWN OF FOSS
OK9270014-000	OK	WASHITA	HOWES, JANE & LARRY	CHESAPEAKE EXPLORATION LLC	10/12/2007	1091	864	I-2007-012637	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 11-14, S/2 LOT 10, BLOCK 11; 1ST ADDITION TO THE TOWN OF FOSS
OK9270015-000	OK	WASHITA	DEUTSCHENDORF, W J & EDA LOU	CHESAPEAKE EXPLORATION LLC	10/20/2007	1092	105	I-2007-012756	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 9-12, BLOCK 22; ORIGINAL TOWNSITE OF FOSS
OK9270016-000	OK	WASHITA	LEE, HENRY	CHESAPEAKE EXPLORATION LLC	10/12/2007	1091	853	I-2007-012632	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-5, BLOCK 17; 1ST ADDITION TO THE TOWN OF FOSS
OK9270017-000	OK	WASHITA	JOHNSON, LOIS R, LIVING TR DTD 5/28/98	CHESAPEAKE EXPLORATION LLC	10/12/2007	1091	857	I-2007-012634	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 13, 1ST ADDITION TO THE TOWN OF FOSS
OK9270018-001	OK	WASHITA	SCHONES, VERNA L	CHESAPEAKE EXPLORATION LLC	10/20/2007	1092	299	I-2007-012833	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-24, BLOCK 13, 1ST ADDITION TO THE TOWN OF FOSS
OK9270018-002	OK	WASHITA	PRESCOTT, KENNETH N	CHESAPEAKE EXPLORATION LLC	10/20/2007	1092	301	I-2007-012834	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-24, BLOCK 13, 1ST ADDITION TO THE TOWN OF FOSS
OK9270018-003	OK	WASHITA	PRESCOTT, CURTIS E	CHESAPEAKE EXPLORATION LLC	10/20/2007	1096	165	I-2005-000715	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-24, BLOCK 13, 1ST ADDITION TO THE TOWN OF FOSS
OK9270019-000	OK	WASHITA	SULLIVAN, NELDA J	CHESAPEAKE EXPLORATION LLC	10/20/2007	1091	1014	I-2007-012698	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-24, BLOCK 13; 1ST ADDITION TO THE TOWN OF FOSS
OK9270026-001	OK	WASHITA	FINNELL- MULINIX, TERRI	CHESAPEAKE EXPLORATION LLC	10/12/2007	1093	31	I-2007-013085	011N	019W	0002

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 2: LOTS 1-24; BLOCK 10; LOTS 13-20; BLOCK 15; 1ST ADDITION TO THE TOWN OF FOSS; LOT 3 & 5-24; BLOCK 13; LOTS 1-24; BLOCK 14; LOTS 1-24; BLOCK 15; LOTS 1-24; BLOCK 16; LOTS 1-24; BLOCK 17; LOTS 7-24; BLOCK 18; LOTS 1-6; BLOCK 19; LOTS 1-22; BLOCK 20; LOTS 1-24; BLOCK 21; 2ND ADDITION TO THE TOWN OF FOSS; LOTS 1-2 & 8; BLOCK 8; ORIGINAL TOWNSITE OF FOSS; LOTS 5-12 & W. 60' 21-24; BLOCK 15; 1ST ADDITION TO THE TOWN OF FOSS; LOTS 1-6; BLOCK 18; 2ND ADDITION TO THE TOWN OF FOSS

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270026-002	OK	WASHITA	EGGLESTON, CHERRI ANNE	CHESAPEAKE EXPLORATION LLC	10/12/2007	1094	674	I-2008-000223	011N	019W	0002

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 2: LOTS 1-24, BLOCK 10, LOTS 13-20, BLOCK 15, 1ST ADDITION TO THE TOWN OF FOSS, LOTS 3, 5-24, BLOCK 13, LOTS 1-24, BLOCKS 14-17, LOTS 7-24, BLOCK 18, LOTS 1-6, BLOCK 19, LOTS 1-22, BLOCK 20, LOTS 1-24, BLOCK 21, 2ND ADDITION TO THE TOWN OF FOSS, LOTS 1-2 & 8, BLOCK 8, ORIGINAL TOWNSITE OF FOSS, LOTS 5-12, W 60' 21-24, BLOCK 15, 1ST ADDITION TO THE TOWN OF FOSS, LOTS 1-6, BLOCK 18, 2ND ADDITION TO THE TOWN OF FOSS

OK9270027-000	OK	WASHITA	HALL, LARRY J & SHARON	CHESAPEAKE EXPLORATION LLC	10/12/2007	1094	672	I-2008-000222	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-12, BLOCK 12; 1ST ADDITION TO THE TOWN OF FOSS
OK9270028-000	OK	WASHITA	ROWLAN, ROY C TR, ROY C ROWLAN, TRST	CHESAPEAKE EXPLORATION LLC	10/12/2007	1091	848	I-2007-012630	011N	019W	0002

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 2: A TRACT OF LAND IN THE SE/4 DESCRIBED AS BEGINNING AT A POINT ON THE S LINE OF SAID SE/4 730' W OF THE SE/C SE/4, THENCE DUE W ALONG S LINE OF SE/4 TO A POINT WHERE THE S LINE OF THE SE/4 INTERSECTS THE SE LINE OF THE RR ROW, THENCE NORTHEASTERNLY ALONG SAID ROW A DISTANCE OF 756', THENCE SOUTHEASTERNLY TO THE POB.

LTD TO 16,927'

OK9270039-001	OK	WASHITA	HOWELL, ELIZAEBETH V	CHESAPEAKE EXPLORATION LLC	10/12/2007	1094	221	I-2008-000064	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-4, E 80' 21-24, BLOCK 15, 1ST ADDITION TO THE TOWN OF FOSS
OK9270040-001	OK	WASHITA	DAVIS, RON & TERESA	CHESAPEAKE EXPLORATION LLC	10/20/2007	1095	559	I-2008-000506	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-10, BLOCK 8, 1ST ADDITION TO THE TOWN OF FOSS
OK9270044-000	OK	WASHITA	BLAYLOCK, TIMOTHY STEVEN & NICOLE	CHESAPEAKE EXPLORATION LLC	10/20/2007	1095	564	I-2008-000508	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 5-7, BLOCK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270063-001	OK	WASHITA	WEICHEL, KATHY	CHESAPEAKE EXPLORATION LLC	2/20/2008	1102	870	I-2008-002922	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-14, BLOCK 8, LOTS 13-24, BLOCK 21, LOTS 13-18, BLOCK 22, ORIGINAL TOWNSITE OF FOSS
OK9270064-001	OK	WASHITA	DAVIS SR, WELDON K	CHESAPEAKE EXPLORATION LLC	2/14/2008	1101	335	I-2008-002399	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 8-12, BLOCK 5, 1ST ADDITION TO THE TOWN OF FOSS
OK9270070-001	OK	WASHITA	TOWN OF FOSS	CHESAPEAKE EXPLORATION LLC	2/20/2008	1105	628	I-2008-003978	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-5, BLK 21, LOTS 5-7, 20-24, BLK 8, LOT 6, BLK 21, LOT 1, BLK 35, ORIGINAL TOWNSITE OF FOSS
OK9270071-002	OK	WASHITA	STERMER, JILL LEIGH	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	319	I-2008-004234	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLK 14, 1ST ADDITION TO THE TOWN OF FOSS
OK9270071-003	OK	WASHITA	HOWARD, MARILYN	CHESAPEAKE EXPLORATION LLC	2/2/2008	1106	325	I-2008-004237	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 14, 1ST ADDITION TO THE TOWN OF FOSS

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270071-004	OK	WASHITA	STONE, SUSAN	CHESAPEAKE EXPLORATION LLC	2/2/2008	1106	323	I-2008-004236	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 14, 1ST ADDITION TO THE TOWN OF FOSS
OK9270071-005	OK	WASHITA	PENDERGRAFT, ANN	CHESAPEAKE EXPLORATION LLC	2/2/2008	1106	321	I-2008-004235	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 14, 1ST ADDITION TO THE TOWN OF FOSS
OK9270072-001	OK	WASHITA	PITZER, OMA JUNE & H W	CHESAPEAKE EXPLORATION LLC	2/4/2008	1105	848	I-2008-004059	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 15-18, BLK 8, LOTS 19-24, BLK 14, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-001	OK	WASHITA	PRICE JR, C A	CHESAPEAKE EXPLORATION LLC	3/28/2008	1108	9	I-2008-004893	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-002	OK	WASHITA	PRICE, LOIS	CHESAPEAKE EXPLORATION LLC	4/3/2008	1108	955	I-2008-005239	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-003	OK	WASHITA	DELP, MARY FAYE	CHESAPEAKE EXPLORATION LLC	3/28/2008	1108	310	I-2008-005013	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-004	OK	WASHITA	BURGESS, BETTY DIANNE	CHESAPEAKE EXPLORATION LLC	3/28/2008	1111	291	I-2008-006103	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLOCK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-005	OK	WASHITA	RANDOL, SAUNDRA J	CHESAPEAKE EXPLORATION LLC	3/28/2008	1105	449	I-2008-003898	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLOCK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-006	OK	WASHITA	MADDEN, CYNTHIA L	CHESAPEAKE EXPLORATION LLC	4/18/2008	1111	293	I-2008-006104	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLOCK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-007	OK	WASHITA	FREUDIGER, DARLENE	CHESAPEAKE EXPLORATION LLC	3/31/2008	1105	447	I-2008-003897	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLOCK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270084-001	OK	WASHITA	YEAKLEY, ROBERT A	CHESAPEAKE EXPLORATION LLC	4/30/2008	1111	36	I-2008-006009	011N	019W	0002

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 2: LOTS 1-24, BLOCK 49, ORIGINAL TOWNSITE OF FOSS AND A TRACT OF LAND IN THE SE/4 DESCRIBED AS BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SE/4 350' WEST OF THE SE/C SE/4, THENCE DUE WEST ALONG SOUTH LINE OF SE/4 390', THENCE DUE NORTH 110' TO THE CHANNEL OF TURKEY CREEK, THENCE NORTHWESTERNLY WITH THE MEANDERINGS OF TURKEY CREEK TO THE SOUTH LINE OF THE RR ROW, SAID POINT ROW TO THE POINT WHERE THE SAID ROW INTERSECTS THE EAST LINE OF WASHINGTON STREET, THENCE SOUTH ALONG EAST LINE OF WASHINGTON STREET TO THE SOUTH LINE OF SAID SE/4, BEING THE POINT OF BEGINNING, CONTAINING 6.69 ACRES

OK9270085-001	OK	WASHITA	FRANCO, SHERYL ANN CRYER	CHESAPEAKE EXPLORATION LLC	4/17/2008	1111	74	I-2008-006025	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-6, BLK 7, ORIGINAL TOWNSITE OF FOSS SURFACE TO 100' BLW S.E. OF DES MOINES FM.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270086-000	OK	WASHITA	PRICE II, TERRY VAUGHN & MENDY MICHELLE	CHESAPEAKE EXPLORATION LLC	5/7/2008	1111	289	I-2008-006102	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-24, BLOCK 12, ALL IN THE 1ST ADDITION TO THE TOWN OF FOSS
OK9270109-001	OK	WASHITA	AKRIDGE, PATSY CARLENE	CHESAPEAKE EXPLORATION LLC	2/5/2008	1104	82	I-2008-003380	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-20, BLOCK 36, ORIGINAL TOWNSITE OF FOSS
OK9270109-002	OK	WASHITA	MELVIN, JOHN & FANCHON REV LIV TR, FANCHON N MELVIN, TRST	CHESAPEAKE EXPLORATION LLC	2/5/2008	1104	238	I-2008-003441	011N	019W	0002	TOWNHSIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-20, BLOCK 36, ORIGINAL TOWN OF FOSS
OK9270109-003	OK	WASHITA	MELVIN, EDITH MARGARET LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	2/5/2008	1105	846	I-2008-004058	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-20, BLOCK 36, ORIGINAL TOWNSITE OF FOSS
OK9270180-000	OK	WASHITA	JOHNSON, STEVE & BRENDA	CHESAPEAKE EXPLORATION LLC	2/18/2008	1105	850	I-2008-004060	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 11-14, BLOCK 8, LOTS 22-27, BLOCK 16, 1ST ADDITION TO THE TOWN OF FOSS
OK9270181-000	OK	WASHITA	FIRST BAPTIST CHURCH OF FOSS	CHESAPEAKE EXPLORATION LLC	2/20/2008	1106	689	I-2008-004407	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 14, 1ST ADDITION TO THE TOWN OF FOSS
OK9270204-001	OK	WASHITA	WASHITA COUNTY SCHOOL DISTRICT #1-11	CHESAPEAKE EXPLORATION LLC	4/11/2008	1105	405	I-2008-003879	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOT 1-24, 1ST ADDITION TO THE TOWN OF FOSS SURFACE TO 100' BLW S.E. OF DES MOINES FM.
OK9270204-002	OK	WASHITA	JORDON, LENA MAE A/K/A LENA SANDERS JORDAN	CHESAPEAKE EXPLORATION LLC	5/12/2008	1118	489	I2008 008596	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-14, BLOCK 8, LOTS 13-24, BLOCK 21, LOTS 19-24, BLOCK 22, ALL IN THE ORGINAL TOWNSITE OF FOSS SURFACE TO 100' BLW S.E. OF DES MOINES FM
OK9270205-001	OK	WASHITA	JONES, JANET RUTH	CHESAPEAKE EXPLORATION LLC	5/12/2008	1118	765	I-2008-008715	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 19-24, BLOCK 22, IN THE ORIGINAL TOWNSITE OF FOSS SURFACE TO 100' BLW S.E. OF DES MOINES FM
OK9270207-001	OK	WASHITA	PRICE, RAY MARVIN	CHESAPEAKE EXPLORATION LLC	4/17/2008	1107	80	I-2008-004590	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLOCK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270207-002	OK	WASHITA	PRICE, LARRY LYNN REVOCABLE TRUST DTD 12/11/80	CHESAPEAKE EXPLORATION LLC	6/10/2008	1111	809	I-2008-006295	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLOCK 11, ALL IN THE 1ST ADDITION TO THE TOWN OF FOSS SURFACE TO 100' BLW S.E. OF DES MOINES FM
OK9270208-001	OK	WASHITA	OCC #555266/CD # 200803220	COI-CELLC	6/12/2008			UNRECORDED	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: ALL LTD TO BROWN DOLOMITE, PERMIAN GRANITE WASH, UPPER-TONKAWA (DOUGLAS), LOWER TONKAWA, & DES MOINES COMMON SOURCES OF SUPPLY
OK5128334-028	OK	WASHITA	FANNING, TERRI MARGENE MOUSE	CHESAPEAKE EXPLORATION LLC	1/19/2010	1162	368	1-2010-001632	011N	019W	0003	TOWNSHIP 11 NORTH – RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-029	OK	WASHITA	MOUSE, SAUNDRA & LESLIE MERVIN	CHESAPEAKE EXPLORATION LLC	1/19/2010	1160	423	1-2010-001068	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128334-030	OK	WASHITA	KENT, MONTE LYNN	CHESAPEAKE EXPLORATION LLC	2/17/2010	1164	269	I-2010-002354	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-031	OK	WASHITA	ALLAR COMPANY	CHESAPEAKE EXPLORATION LLC	4/1/2010	1169	414	I-2010-004176	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: LOTS 1-2, S/2 NE/4, SE/4, E/2 SW/4
OK5128334-032	OK	WASHITA	MOUSE, HEATHER A/K/A HEATHER KOEHN	CHESAPEAKE EXPLORATION LLC	4/29/2010	1174	492	I-2010-005883	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-033	OK	WASHITA	TOLIN, MELISSA	CHESAPEAKE EXPLORATION LLC	4/30/2010	1171	897	I-2010-005054	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-034	OK	WASHITA	WORD, GENIVE	CHESAPEAKE EXPLORATION LLC	5/3/2010	1174	476	I-2010-006879	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-035	OK	WASHITA	MOUSE, STEPHANIE	CHESAPEAKE EXPLORATION LLC	4/30/2010	1173	954	I-2010-005676	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-036	OK	WASHITA	GEUBELLE, STACEY MOUSE	CHESAPEAKE EXPLORATION LLC	5/19/2010	1173	942	I-2010-005673	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-037	OK	WASHITA	MOUSE, MARVIN ARTHUR	CHESAPEAKE EXPLORATION LLC	4/30/2010	1171	802	I-2010-005028	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-038	OK	WASHITA	MOUSE, MELANI M	CHESAPEAKE EXPLORATION LLC	4/30/2010	1171	806	I-2010-005029	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-039	OK	WASHITA	MOUSE, MONTE M	CHESAPEAKE EXPLORATION LLC	4/30/2010	1173	950	I-2010-005675	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-040	OK	WASHITA	MOUSE, LESLIE MERVIN & SAUNDRA	CHESAPEAKE EXPLORATION LLC	1/19/2010	1160	421	I-2010-001067	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-041	OK	WASHITA	MAP2003-NET	CHESAPEAKE EXPLORATION LLC	9/30/2010	1191	149	I-2011-000195	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: LOTS 1, 2, S/2 NE/4, SE/4, E/2 SW/4
OK9270760-000	OK	WASHITA	TAYLOR MANAGEMENT LLC	CHESAPEAKE EXPLORATION LLC	7/23/2010	1178	575	I-2010-007246	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: LOT 3 (40.32 ACRES), LOT 4 (40.40 ACRES), S/2 NW/4, W/2 SW/4
OK3530196-001	OK	WASHITA	FISHER, BARBARA J	CHESAPEAKE EXPLORATION LP	12/22/2006	1060	246	I-2007-001293	011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: S/2 SW/4
OK3530197-001	OK	WASHITA	SUMMERS, PATRICIA KAY	CHESAPEAKE EXPLORATION LP	1/2/2007	1060	243	I-2007-001292	011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: S/2 SE/4 LTD TO 24,569'
OK3530197-002	OK	WASHITA	JONES, JOHN O	CHESAPEAKE EXPLORATION LP	1/2/2007	1060	248	I-2007-001294	011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: S/2 SE/4 LTD TO 24,569'
OK5124325-002	OK	WASHITA	WHITE, HARVEY E ENTERPRISES	CHESAPEAKE EXPLORATION LP	5/30/2006	1042	169	I-2006-6063	011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: N/2 S/2
OK5124325-003	OK	WASHITA	ALLAR COMPANY	CHESAPEAKE EXPLORATION LP	8/28/2007	1083	987	I-2007-009915	011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: N/2 S/2 LTD TO 17,130
OK5124325-004	OK	WASHITA	SEIBOLD ENERGY CO, INC	CHESAPEAKE EXPLORATION LLC	12/13/2007	1097	69	I-2008-001053	011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: N/2 S/2, S/2 SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124329-012	OK	WASHITA	PENDLETON, DANNY L & SHIRLEY ANN	CHESAPEAKE EXPLORATION LP	3/31/2006	1050	331	I-2006-009123	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: N/2, LESS AND EXCEPT 3 TRACTS TOTALING 18.97 ACRES DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON SOUTH LINE OF HWY 66 AT INTERSECTION OF HWY 66 WITH EAST LINE OF NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG SOUTH LINE OF.HWY 66,1733'; THENCE SOUTH 92'; THENCE EAST 1601' TO EAST LINE OF SAID NE/4; THENCE NORTH 666' TO POB CONTAINING 14.97 ACRES M/L. AND LESS AND EXCEPT A PART OF NE/4 BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF NE/C OF SECTION 11; SAID POB BEING INTERSECTION OF NORTH ROW LINE OF U.S. HWY 66 AND WEST ROW LINE OF A COUNTY ROAD; THENCE NORTH 295'; THENCE SOUTH 69 DEGREES 45' WEST PARALLEL TO NORTH ROW LINE OF U.S. HWY 66 A DISTANCE OF 317'; THENCE SOUTH A DISTANCE OF 295' TO NORTH ROW LINE OF U.S. HWY 66; THENCE NORTH AND EAST ALONG SAID ROW LINE A DISTANCE OF 317' AND LESS AN EXCEPT A TRACT OF LAND BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF NE/C OF SECTION 11, SAID POINT BEING THE INTERSECTION OF NORTH ROW LINE OF HWY 66 AND WEST ROW LINE OF A COUNTY ROAD; THENCE SOUTH 69 DEGREES 45' WEST ALONG NORTH LINE OF U.S. HWY ROW A DISTANCE OF 317' TO POB; THENCE NORTH 208.7'; THENCE SOUTH 69 DEGREES 45' WEST PARALLEL WITH NORTH LINE OF ROW OF HWY 66 A DISTANCE OF 439.4'; THENCE SOUTH 208.7'; THENCE NORTH AND EAST ALONG SAID ROW LINE OF SAID HWY 66 A DISTANCE OF 439.4' TO POB CONTAINING 2.0 ACRES M/L

OK5124329-013	OK	WASHITA	KINDSFATHER, WILLIAM LEONARD	CHESAPEAKE EXPLORATION LP	2/17/2006	1035	874	I-2006-003662	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A 14.97 ACRE TRACT DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HIGHWAY 66 AT THE INTERSECTION OF HWY 66 WITH THE EAST LINE OF THE NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE SOUTH LINE OF HWY 6, 1733 FEET; THENCE SOUTH 92 FEET; THENCE EAST 1601 FEET TO THE EAST LINE OF SAID NE/4; THENCE NORTH 666 FEET TO THE POB CONTAINING 14.97 ACRES M/L

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124329-014	OK	WASHITA	WILSON, BILLY DEAN	CHESAPEAKE EXPLORATION LP	6/5/2006	1042	890	I-2006-6292	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: DESCRIPTION OF LANDS COVERED: N/2 LESS AND EXCEPT 3 TRACTS TOTALING 18.97 DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HWY 66 AT THE INTERSECTION OF HWY 66 WITH THE EAST LINE OF THE NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE SOUTH LINE OF HWY 66, 1733'; THENCE SOUTH 92'; THENCE EAST 160.1' TO THE EAST LINE OF SAID NE/4; THENCE NORTH 666' TO THE POB CONTAINING 14.97 ACRES M/L & LESS AND EXCEPT A PART OF THE NE/4 BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF THE NE/C OF SECTION 11; SAID POB BEING THE INTERSECTION OF THE NORTH ROW LINE OF US HWY 66 AND THE WEST ROW LINE OF A COUNTY ROAD; THENCE NORTH 295' THENCE SOUTH 69 DEGREES 45' WEST PARALLEL TO THE NORTH ROW LINE OF US HWY 66 A DISTANCE OF 317'; THENCE SOUTH A DISTANCE OF 295' TO THE NORTH ROW LINE OF US HWY 66; THENCE NORTH AND EAST ALONG SAID ROW LINE A DISTANCE OF 317' TO THE POB & LESS AND EXCEPT A TRACT OF LAND BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF THE NE/C OF SECTION 11, SAID POINT BEING THE INTERSECIION OF THE NORTH ROW LINE OF US HWY 66 AND THE WEST ROW LINE OF US HWY 66 AND THE WEST ROW LINE OF A COUNTY ROAD; THENCE SOUTH 69 DEGREES 45' WEST ALONG THE NORTH LINE OF US HWY ROW A DISTANCE OF 317' TO THE POB; THENCE NORTH 208.7': THENCE SOUTH 69 DEGREES 45' WEST PARALLEL '10 THE NORTH LINE OF THE ROW OF US HWY 66 A DISTANCE OF 4394'; THENCE SOUTH 208.7'; THENCE NORTH AND EAST ALONG SAID ROW LINE OF SAID US HWY 66 A DISTANCE OF 439.4' TO THE POB CONTAINING 10 ACRES M/L

LTD TO 17230'

OK5124329-015	OK	WASHITA	ROWLEY, JOLENE	CHESAPEAKE EXPLORATION LP	6/5/2006	1043	616	I-2006-6541	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: N/2 LESS AND EXCEPT 3 TRACTS TOTALING 18.97 DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HWY 66 AT THE INTERSECTION OF HWY 66 WITH THE EAST LINE OF THE NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE SOUTH LINE OF HWY 66, 1733'; THENCE SOUTH 92'; THENCE EAST 1601' TO THE EAST LINE OF SAID NE/4; THENCE NORTH 666' TO THE POB CONTAINING 14.97 ACRES M/L & LESS AND EXCEPT A PART OF THE NE/4 BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF THE NE/C OF SECTION 11; SAID POB BEING THE INTERSECTION OF THE NORTH R-O-W LINE OF US HWY 66 AND THE WEST R-O-W LINE OF A COUNTY ROAD; THENCE NORTH 295' THENCE SOUTH 69 DEGREES 45' WEST PARALLEL TO THE NORTH R-O-W LINE OF US HWY 66 A DISTANCE OF 317'; THENCE SOUTH A DISTANCE OF 295' TO THE NORTH R-O-W LINE OF US HWY 66; THENCE NORTH AND EAST ALONG SAID R-O-W LINE A DISTANCE OF 317' TO THE POB & LESS AND EXCEPT A TRACT OF LAND BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF THE NE/C OF SECTION 11, SAID POINT BEING THE INTERSECTION OF THE NORTH R-O-W LINE OF US HWY 66 AND THE WEST R-O-W LINE OF US HWY 66 AND THE WEST R-O-W LINE OF A COUNTY ROAD; THENCE SOUTH 69 DEGREES 45' WEST ALONG THE NORTH LINE OF US HWY R-O-W A DISTANCE OF 317' TO THE POB; THENCE NORTH 208.7'; THENCE SOUTH 69 DEGREES 45' WEST PARALLEL TO THE NORTH LINE OF THE R-O-W OF US HWY 66 A DISTANCE OF 439.4'; THENCE SOUTH 208.7'; THENCE NORTH AND EAST ALONG SAID R-O-W LINE OF SAID US HWY 66 A DISTANCE OF 439.4' TO THE POB CONTAINING 2.0 ACRES M/L.

LTD TO 17230'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124329-016	OK	WASHITA	DUGGER, GARY WAYNE, PATSY JOLENE ROWLEY AS AIF	CHESAPEAKE EXPLORATION LP	6/5/2006	1045	782	I-2006-007435	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: N/2 LESS AN EXCEPT 3 TRACTS TOTALING 18.97 DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON SOUTH LINE OF HWY 66 AT INTERSECTION OF HWY 66 WITH EAST LINE OF NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG SOUTH LINE OF HWY 66, 1733'; THENCE SOUTH 92'; THENCE EAST 1601' TO EAST LINE OF SAID NE/4; THENCE NORTH 666' TO POB CONTAINING 14.97 ACRES M/L & LESS AND EXCEPT A PART OF NE/4 BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF NE/C OF SECTION 11; SAID POB BEING INTERSECTION OF NORTH ROW LINE OF US HWY 66 AND WEST ROW LINE OF A COUNTY ROAD; THENCE NORTH 295' THENCE SOUTH 69 DEGREES 45' WEST PARALLEL TO NORTH ROW LINE OF US HWY 66 A DISTANCE OF 317'; THENCE SOUTH A DISTANCE OF 295' TO NORTH ROW LINE OF US HWY 66; THENCE NORTH AN EAST ALONG SAID ROW LINE A DISTANCE OF 317' TO POB & LESS AN EXCEPT A TRACT OF LAND BEGINNING AT A POINT 962.3' SOUTH & 40' WEST OF NE/C OF SECTION 11, SAID POINT BEING INTERSECTION OF NORTH ROW LINE OF US HWY 66 & WEST ROW LINE OF US HWY 66 & WEST ROW LINE OF A COUNTY ROAD; THENCE SOUTH 69 DEGREES 45' WEST ALONG NORTH LINE OF US HWY ROW A DISTANCE OF 317' TO POB; THENCE NORTH 208.7'; THENCE SOUTH 69 DEGREES 45' WEST PARALLEL TO NORTH LINE OF ROW OF US HWY 66 A DISTANCE OF 439.4'; THENCE SOUTH 208.7'; THENCE NORTH & EAST ALONG SAID ROW LINE OF SAID US HWY 66 A DISTANCE OF 439.4' TO POB CONTAINING 2.0 ACRES M/L.

LTD TO 17230'

OK5124329-017	OK	WASHITA	KARBER, DEBRA DEANN	CHESAPEAKE EXPLORATION LP	6/5/2006	1099	64	I-2008-001753	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: N/2 L/E 3 TRACTS TOTALING 18.97 DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HWY 66 AT THE INTERSECTION OF HWY 66 WITH THE E LINE OF THE NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE S LINE OF HWY 66, 1733; THENCE S 92'; THENCE E 1601' TO THE E LINE OF SAID NE/4; THENCE N 666' TO THE POB CONTAINING 14.97 ACRES M/L & L/E A PART OF THE NE/4 BEGINNING AT A POINT 962.3' S AND 40' W OF THE NE/C OF SECTION 11; SAID POB BEING THE INTERSECTION OF THE N ROW LINE OF US HWY 66 AND THE W ROW LINE OF A COUNTY ROAD; THENCE N 295' THENCE S 69° 45' WEST PARALLEL TO THE N ROW LINE OF US HWY 66 A DISTANCE OF 317; THENCE S A DISTANCE OF 295' TO THE N ROW LINE OF US HWY 66; THENCE N AND E ALONG SAID ROW LINE A DISTANCE OF 317' TO THE POB & LESS AND EXCEPT A TRACT OF LAND BEGINNING AT A POINT 962.3' SOUTH AND 40' W OF THE NE/C OF SECTION 11, SAID POINT BEING THE INTERSECTION OF THE N ROW LINE OF US HWY 66 AND THE WEST ROW LINE OF US HWY 66 AND THE W ROW LINE OF A COUNTY ROAD; THENCE S 69° 45' W ALONG THE N LINE OF US HWY ROW A DISTANCE OF 317' TO THE POB; THENCE N 208.7'; THENCE S 69° 45' W PARALLEL TO THE N LINE OF THE ROW OF US HWY 66 A DISTANCE OF 439.4'; THENCE S 208.7'; THENCE N AND E ALONG SAID ROW LINE OF SAID US HWY 66 A DISTANCE OF 439.4 TO THE POB CONTAINING 2.0 ACRES M/L.

LTD TO 17230'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124329-018	OK	WASHITA	CHILDRESS, GERALD D	CHESAPEAKE EXPLORATION LP	1/23/2007	1072	302	I-2007-005754	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A 14.97 ACRE TRACT DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HIGHWAY 66 AT THE INTERSECTION OF HWY 66 WITH THE EAST LINE OF THE NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE SOUTH LINE OF HWY 66, 1733'; THENCE SOUTH 92'; THENCE EAST 1601' TO THE EAST LINE OF SAID NE/4; THENCE NORTH 666' TO THE P.O.B. CONTAINING 14.97 ACRES.

OK5124329-019	OK	WASHITA	PACE, LINDA J	CHESAPEAKE EXPLORATION LP	1/23/2007	1067	147	I-2007-003931	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A 14.97 ACRE TRACT DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE S LINE OF HWY 66 AT THE INTERSECTION OF HWY 66 WITH THE E LINE OF THE NE/4, THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE S LINE OF HWY 66, 1733', THENCE S 92', THENCE E 1601' TO THE E LINE OF SAID NE/4, THENCE N 666' TO THE POB

OK5124329-020	OK	WASHITA	KARBER, DEBRA DEANN	CHESAPEAKE EXPLORATION LLC	6/19/2007	1099	64	I-2008-001753	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: N/2, L & E A TRACT DESCRIBED AS BEGINNING AT A POINT OF 962.3' SOUTH & 40' WEST OF THE NE/C NE/4, BEING THE INTERSECTION OF THE NORTH ROW LINE OF HWY 66 & THE WEST ROW LINE OF A COUNTY RD; THENCE SOUTH 69''45' WEST ALONG THE NORTH ROW LINE OF HWY 66A DISTANCE OF 317' TO THE POB; THENCE NORTH 208.7', THENCE SOUTH 69''45' WEST (OR PARALLEL WITH THE NORTH ROW LINE OF HWY 66) A DISTANCE OF 439.4, THENCE SOUTH 208.7'M THENCE NORTH & EAST ALONG SAID ROW A DISTANCE OF 439.4 TO THE POB, CONTAINING 2.1052 AC , M/L; L & E A TRACT DESCRIBED AS BEGINNING AT A POINT ON THE SOUTH LINE OF HWY 66, AT THE INTERSECTION OF HWY 66, WITH THE EAST LINE OF THE NE/4, THENCE SOUTHWESTERLY ALONG THE SOUTH LINE OF HWY 66 A DISTANCE OF 1,733', THENCE SOUTH 92', THENCE EAST 1,601' TO A POINT ON THE EAST LINE OF THE NE/4, THENCE NORTH 666' TO THE POB, CONTAINING 13.9297 ACRES, M/L

IT IS THE INTENT OF THE LESSOR TO NOT LEASE & TO RETAIN FOR PARTICIPATION PURPOSES 3.515 NET MINERAL ACRES.

LTD TO 17,230'

OK5124329-021	OK	WASHITA	WRIGHT, JOHNIE BYRON, A/ K/A JOHNIE BYRON WRIGHT	CHESAPEAKE EXPLORATION LLC	11/13/2007	1092	222	I-2007-012797	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A 14.97 AC TRACT BEGINNING AT POINT ON THE S LINE OF HWY 66 AT INTERSECTION OF HWY 66 WITH E LINE OF NE/4, THENCE IN SOUTHWESTERLY DIRECTION ALONG S LINE OF HWY 66, 1733', THENCE S 92', THENCE E 1601' TO E LINE OF SAID NE/4, THENCE N 666' TO POB

LTD TO SURFACE TO BASE OF DES MOINES FM

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124329-022	OK	WASHITA	VALENTINE, MICHAEL RAY	CHESAPEAKE EXPLORATION LLC	11/16/2007	1097	300	I-2008-001145	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A 14.97 AC TRACT DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HWY 66 AT THE INTERSECTION OF HWY 66 WITH THE EAST LINE OF THE NE/4, THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE SOUTH LINE OF HWY 66, 1733 FT, THENCE SOUTH 92 FT, THENCE EAST 1601 FT TO THE EAST LINE OF SAID NE/4, THENCE NORTH 666 FT TO THE POB CONTAINING 14.97 AC M/L.

OK5124329-023	OK	WASHITA	BUTLER, MARY DAVIS	CHESAPEAKE EXPLORATION LLC	11/30/2007	1095	733		011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A 14.97 AC TRACT DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HIGHWAY 66 AT THE INTERSECTION OF HWY 66 WITH THE EAST LINE OF THE NE/4, THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE SOUTH LINE OF HWY 66, 1733', THENCE SOUTH 92', THENCE EAST 1601' TO THE EAST LINE OF SAID NE/4, THENCE NORTH 666' TO THE POB

OK5124329-024	OK	WASHITA	ASHLEY, ANNE DAVIS	CHESAPEAKE EXPLORATION LLC	11/20/2007	1098	1023	I-2008-001726	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: BEGINNING ON THE S LINE OF HWY 66 AT THE INTERSECTION OF HWY 66 WITH THE E LINE OF THE NE/4, THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE S LINE OF HWY 66, 1733', THENCE S 92', THENCE E 1601' TO THE E LINE OF SAID NE/4, THENCE N 666' TO THE POB

OK9270245-001	OK	WASHITA	MAXWELL, JACK D, A/K/A TUCK MAXWELL	CHESAPEAKE EXPLORATION LLC	4/1/2008	1125	778	I-2008-011285	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A TRACT DESCRIBED AS BEGINNING AT A POINT ON THE SOUTH LINE OF HIGHWAY 66, AT THE INTERSECTION OF HIGHWAY 66 WITH THE EAST LINE OF THE NE/4, THENCE SOUTHWESTERLY ALONG THE SOUTH LINE OF HIGHWAY 66 A DISTANCE OF 1,733', THENCE SOUTH 92', THENCE EAST 1,601' TO THE EAST LINE, THENCE NORTH 666' TO THE POB

OK9270245-002	OK	WASHITA	MAXWELL, JOHN D	CHESAPEAKE EXPLORATION LLC	4/1/2008	1125	780	I-2008-011286	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A TRACT DESCRIBED AS BEGINNING AT A POINT ON THE SOUTH LINE OF HIGHWAY 66, AT THE INTERSECTION OF HIGHWAY 66 WITH THE EAST LINE OF THE NE/4, THENCE SOUTHWESTERLY ALONG THE SOUTH LINE OF THE HIGHWAY 66 A DISTANCE OF 1,733', THENCE SOUTH 92', THENCE EAST 1,601' TO THE EAST LINE, THENCE NORTH 666' TO THE POB

OK9270245-003	OK	WASHITA	OCC #547304/CD #200707053	COI-CELLC	12/3/2007				011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: ALL BROWN DOLOMITE, DES MOINES, HOXBAR, PERMIAN GRANIT WASH, LOWER TONKAWA & UPPER TONKAWA (DOUGLAS) SEPARATE COMMON SOURCES OF SUPPLY

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270245-004	OK	WASHITA	CLUCK, MADELINE LIV TR DTD 4/6/84, MADELINE CLUCK, TRST	SUPERIOR ENERGY, LLC	7/24/2006	1063	752		011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: S/2 SW/4
OK3530221-001	OK	WASHITA	DORCHESTER MINERALS OKLAHOMA LP	CHESAPEAKE EXPLORATION LP	4/12/2007	1068	884	I-2007-004550	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4, NE/4, LESS 15 ACRES DESCRIBED AS FOLLOWS: BEGINNING AT THE NW CORNER OF SAID SECTION, THENCE 40 RODS EAST, THEN 60 RODS SOUTH, THEN 40 RODS WEST, THENCE 60 RODS NORTH TO THE POB

LTD TO 17,120' - BRANSON 1-1H

OK3530221-002	OK	WASHITA	MEKUSUKEY OIL COMPANY, INC	WARD PETROLEUM CORP	6/14/2006	1040	713	I-2006-005546	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4, NE/4 L/E TRACT OF LAND CONTAINING 15 AC, MOL, DESCRIBED AS FOLLOWS: BEGINNING AT NW/C OF NE/4, THENCE S 60 RODS, THENCE E 40 RODS, THENCE N 60 RODS, THENCE W 40 RODS TO POB

OK3530221-003	OK	WASHITA	GLADSTONE ROYALTIES LLC	CHESAPEAKE EXPLORATION LLC	11/9/2007	1090	994	I-2007-012463	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: NE/4, E/2 SE/4, L/E 2 TRACTS. TRACT 7 - A TRACT BEGINNING NW/C NE/4, THENCE S 60 RODS, THENCE E 40 RODS, THENCE N 60 RODS, THENCE W 40 RODS TO THE POB, L/E TRACTS 8 AND 9, CONTAINING 4.75, MORE OR LESS

TRACT 8 - A TRACT BEGINNING AT A POINT ON THE WEST LINE OF NW/4 NE/4 THAT IS 33' S OF NW/4 NE/4, THENCE S 373.4' TO POINT ON PRESENT ROW LINE OF US HWY 66, THENCE NORTHEASTERLY ALONG ROW ON A CURVE TO LEFT HAVING A RADIUS OF 11,334.2' A DISTANCE OF 530.2' TO POINT 33' S OF N LINE OF NW/4 NE/4, THENCE W 374.3' TO POB, AND A TRACT BEGINNING AT POINT ON PRESENT S ROW LINE OF US HWY N 66 A DISTANCE OF 161.2' S OF N LINE AND 660' E OF W LINE OF NW/4 NE/4, THENCE SOUTHWESTERLY ALONG SAID ROW LINE ON A CURVE TO RIGHT HAVING RADIUS OF 11,619' A DISTANCE OF 346.7' TO POINT ON UNDERGROUND CABLE OF AT&T COMPANY, THENCE N 87°38' E ALONG SAID CABLE A DISTANCE OF 248' TO POINT 660' E OF W LINE OF NW/4 NE/4, THENCE N A DISTANCE OF 229.1' TO POB

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124304-004	OK	WASHITA	PITZER, OMA JUNE LIVING TRUST, A REV TR DTD 6/17/98	CAPITAL LAND SERVICES, INC	12/10/2004	976	564		011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: W/2 SE/4, NW/4, L/E A TRACT IN THE NW/4 DESCRIBED AS FOLLOWS: BEGINNING AT THE NW/C OF SAID NW/4; THENCE SOUTH 1335' TO THE NW/C OF FOSS CEMETERY; THENCE NORTH 88 DEGREES EAST 497'; THENCE SOUTH 15 DEGREES EAST 467'; THENCE NORTH 74 DEGREES EAST 444.5'; THENCE NORTH 18.5 DEGREES WEST 366'; THENCE NORTH 31 DEGREES WEST 288'; THENCE THENCE NORTH 21 DEGREES WEST 546'; THENCE NORTH 31 DEGREES WEST 421.5'; THENCE NORTH 15 DEGREES WEST 246' TO THE NORTH BOUNDARY LINE OF SAID NW/4, THENCE WEST ALONG NORTH BOUNDARY LINE 95' TO THE POB

OK5124304-005	OK	WASHITA	PROSPECT COMPANY	SCOUT ROYALTY CORP	10/21/2004	906	935	I-2004-007645	011N	019W	0012	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 12: W/2 SE/4, NW/4
OK5124304-006	OK	WASHITA	PITZER, OMA JUNE LIVING TRUST	CHESAPEAKE EXPLORATION LP	1/8/2007	1060	237	I-2007-001290	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: W/2 SE/4 & NW/4

L & E 2 METES & BOUNDS TRACTS IN NW/4, #1 BEING 5.3 AC MORE ACCURATELY DESC IN THAT CERTAIN WARRANTY DEED DATED 4/2/1905 BETWEEN JAMES DAVIS, ETUX, AS GRANTOR, TO THE TOWN OF FOSS, AS GRANTEE, RECORDED AT BOOK 14, PAGE 293. #2 BEING 2.2 AC MORE ACCURATELY DESC IN THAT CERTAIN WARRANTY DEED DATED 4/15/1976 FROM H.W. PITZER & OMA JUNE PITZER, AS GRANTOR, TO BEN BRANSON & KAY BRANSON, H&W, AS GRANTEE, RECORDED AT BOOK 450, PAGE 185.

LTD TO 16,900'

OK5124304-007	OK	WASHITA	PITZER, H W LIVING TR DTD 06/17/98	CHESAPEAKE EXPLORATION LP	1/8/2007	1060	240	I-2007-001291	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: W/2 SE/4 & NW/4

L & E 2 METES & BOUNDS TRACTS IN NW/4, #1 BEING 5.3 AC MORE ACCURATELY DESC IN THAT CERTAIN WARRANTY DEED DATED 4/2/1905 BETWEEN JAMES DAVIS, ETUX, AS GRANTOR, TO THE TOWN OF FOSS, AS GRANTEE, RECORDED AT BOOK 14, PAGE 293. #2 BEING 2.2 AC MORE ACCURATELY DESC IN THAT CERTAIN WARRANTY DEED DATED 4/15/1976 FROM H.W. PITZER & OMA JUNE PITZER, AS GRANTOR, TO BEN BRANSON & KAY BRANSON, H&W, AS GRANTEE, RECORDED AT BOOK 450, PAGE 185.

LTD TO 16,900'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124304-008	OK	WASHITA	JONES, MICHAEL ALAN	WARD PETROLEUM CORP	12/11/2006	1056	555	I-2006-011439	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: A 15.5 AC TRACT IN THE NW/4 OF SAID SECTION DESCRIBED AS FOLLOWS: BEGINNING AT INTERSECTION OF THE EAST ROW LINE & OVERFLOW CHANNEL FOR SAND CREEK ALONG STATE HIGHWAY 44 (SH-44) BEARING S 00°48'42” W 29.58’ & S 89° 11' L8” E 50.03’ FROM NW/C OF SAID NW/4, THENCE ALONG SAID E ROW LINE S 00° 48'42” W 763.04’ & S 44° 11' L8” E 118.37’ TO A POINT ON THE NORTHERLY ROW LINE OF USROUTE 66 (US-66), THENCE N 69° 35' 00” E 378.87’ ALONG SAID NORTHERLY ROW LINE TO CENTERLINE OF SAID SAND CREEK, THENCE ALONG SAID CENTERLINE OF SAND CREEK N 24° DEGREES 51' 57” W 316.16’, THENCE N 26° DEGREES 10' 03” W 75.65’, THENCE N 35° 33' 40” W 181.41’, THENCE N 20 ° 03' 36” W 75.24’ & N 15° 43' 00” W 137.79’, THENCE N 83° 45' 52” W 92.38’TO POB, TOGETHER WITH ANY AND ALL ACCRETION AND RIPARIAN RIGHTS PERTAINING THERETO, ALSO: THE NW/4: L/E THE FOLLOWING DESCRIBED TRACTS OF LAND: BEGINNING AT NW/C OF SAID SECTION, THENCE S 1,335’ALONG

W BOUNDARY LINE OF SAID SECTION TO NW/C OF FOSS CEMETERY, THENCE

N88 ° 00 'E 497’, THENCE S 15° 00' E 467’, THENCE N 74° 00' E 444.4’, THENCE N 18.5° S 00' W 366’, THENCE N 31° S 00' W 288’, THENCE N 21° 00' W 546’, THENCE N 31° 00' W 421.5’, THENCE N 15° S 00' W 246’ TO N BOUNDARY LINE OF SAID SECTION 12, THENCE W 95’ ALONG SAID N BOUNDARY LINE TO POB & BEGINNING AT SW/C OF SAID NW/4, THENCE N ON THE SECTION LINE 12 CHAINS, 48’, 4” TO SW/C OF CEMETERY FOR A POB THENCE E 7 CHAINS, 36’, THENCE N PARALLEL W/ SECTION LINE 7 CHAINS, 6’, 8”, THENCE W TO SECTION LINE 7 CHAINS, 36’, THENCE S ON SECTION LINE 7 CHAINS, 6’, 8” TO SW/C OF CEMETERY; OF SAID SECTION, CONTAINING 137.00 ACRES, MOL

OK5124304-009	OK	WASHITA	JONES, LEWIS B	WARD PETROLEUM CORP	12/11/2006	1056	557	I-2006-011440	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: A 15.5 AC TRACT IN THE NW/4 OF SAID SECTION DESCRIBED AS FOLLOWS: BEGINNING AT INTERSECTION OF THE EAST ROW LINE & OVERFLOW CHANNEL FOR SAND CREEK ALONG STATE HIGHWAY 44 (SH-44) BEARING S 00°48'42” W 29.58’ & S 89° 11' L8” E 50.03’ FROM NW/C OF SAID NW/4, THENCE ALONG SAID E ROW LINE S 00° 48'42” W 763.04’ & S 44° 11' L8” E 118.37’ TO A POINT ON THE NORTHERLY ROW LINE OF USROUTE 66 (US-66), THENCE N 69° 35' 00” E 378.87’ ALONG SAID NORTHERLY ROW LINE TO CENTERLINE OF SAID SAND CREEK, THENCE ALONG SAID CENTERLINE OF SAND CREEK N 24° DEGREES 51' 57” W 316.16’, THENCE N 26° DEGREES 10' 03” W 75.65’, THENCE N 35° 33' 40” W 181.41’, THENCE N 20 ° 03' 36” W 75.24’ & N 15° 43' 00” W 137.79’, THENCE N 83° 45' 52” W 92.38’TO POB, TOGETHER WITH ANY AND ALL ACCRETION AND RIPARIAN RIGHTS PERTAINING THERETO ALSO:

THE NW/4: L/E THE FOLLOWING DESCRIBED TRACTS OF

LAND: BEGINNING AT NW/C OF SAID SECTION, THENCE S 1,335’ALONG

W BOUNDARY LINE OF SAID SECTION TO NW/C OF FOSS CEMETERY, THENCE

N88 ° 00 'E 497’, THENCE S 15° 00' E 467’, THENCE N 74° 00' E 444.4’, THENCE N 18.5° S 00' W 366’, THENCE N 31° S 00' W 288’, THENCE N 21° 00' W 546’, THENCE N 31° 00' W 421.5’, THENCE N 15° S 00' W 246’ TO N BOUNDARY LINE OF SAID SECTION 12, THENCE W 95’ ALONG SAID N BOUNDARY LINE TO POB & BEGINNING AT SW/C

OF SAID NW/4, THENCE N ON THE SECTION LINE 12 CHAINS, 48’, 4” TO SW/C OF CEMETERY FOR A POB THENCE E 7 CHAINS, 36’, THENCE N PARALLEL W/ SECTION LINE 7 CHAINS, 6’, 8”, THENCE W TO SECTION LINE 7 CHAINS, 36’, THENCE S ON SECTION LINE 7 CHAINS, 6’, 8” TO SW/C OF CEMETERY; OF SAID SECTION, CONTAINING 137.00 ACRES, MOL

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129653-000	OK	WASHITA	BRANSON, BEN & KAY 2000 REV TRUST DTD 2/17/00	CHESAPEAKE EXPLORATION LP	3/29/2005	1013	269	I-2005-004112	011N	019W	0012

TOWNSHIP 11 NORTH, RANGE 19 WEST

SECTION 12: A TRACT LYING WITHIN THE NW/4 DESCRIBED AS FOLLOWS: BEGINNING AT A POINT 1,335.0' S AND 41.60' E OF NW/C NW/4, THENCE N 88° 00' E ALONG THE N LINE OF THE FOSS CEMETARY 312', THENCE N 2° 00' E 382.7' TO A POINT 20' SOUTHWESTERLY FROM THE SOUTHERLY R-O-W LINE OF OLD HIGHWAY US 66, THENCE S 68° 53' W PARALLEL TO AND 20' SOUTHEASTERLY FROM SAID R-O-W 185', THENCE S 45° 04' W AND ALONG SAID R-O-W LINE 216', THENCE S AND ALONG THE EASTERLY R-O-W LINE OF A COUNTY ROAD 174' TO POB.

OK9270059-001	OK	WASHITA	SCHULTZE, DAVID L A/ K/A DAVID L SCHULTZ	WARD PETROLEUM CORP	3/21/2006	1032	373	I-2006-002303	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4, A TRACT OF LAND IN NE/4 BEGINNING AT A POINT 60 RODS S OF NW/C OF NE/4, THENCE E 40 RODS, THENCE N TO A POINT WHERE THE UNDERGROUND CABLE OF AMERICAN TELEPHONE & TELEGRAPH CO BISECTS THE LINE OF SAID QTR SECTION THENCE S TO POB NE/4, L/E A TRACT OF LAND CONTAINING 15.0 AC, MOL,BEGINNING AT NW/C OF NE/4, THENCE S 60 RODS, THENCE 3 40 RODS, THENCE N 60 RODS, THENCE W 40 RODS TO POB

WELLBORE TRACT LTD TO 16800'

OK9270059-002	OK	WASHITA	MARCOTTE, CATHERINE SCHULTZE	WARD PETROLEUM CORP	3/21/2006	1032	375	I-2006-002304	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4, A TRACT OF LAND IN NE/4 BEGINNING AT A POINT 60 RODS S OF NW/C OF NE/4, THENCE E 40 RODS, THENCE N TO A POINT WHERE THE UNDERGROUND CABLE OF AMERICAN TELEPHONE & TELEGRAPH CO BISECTS THE LINE OF SAID QTR SECTION THENCE S TO POB NE/4, L/E A TRACT OF LAND CONTAINING 15.0 AC, MOL,BEGINNING AT NW/C OF NE/4, THENCE S 60 RODS, THENCE 3 40 RODS, THENCE N 60 RODS, THENCE W 40 RODS TO POB

WELLBORE TRACT LTD TO 16800'

OK9270059-003	OK	WASHITA	PLAYFORD, MELANIE WALLER	WARD PETROLEUM CORP	3/21/2006	1033	214	I-2006-002620	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4, A TRACT OF LAND IN NE/4 BEGINNING AT A POINT 60 RODS S OF NW/C OF NE/4, THENCE E 40 RODS, THENCE N TO A POINT WHERE THE UNDERGROUND CABLE OF AMERICAN TELEPHONE & TELEGRAPH CO BISECTS THE LINE OF SAID QTR SECTION THENCE S TO POB, NE/4, L/E A TRACT OF LAND CONTAINING 15.0 AC, MOL,BEGINNING AT NW/C OF NE/4, THENCE S 60 RODS, THENCE 3 40 RODS, THENCE N 60 RODS, THENCE W 40 RODS TO POB

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270059-004	OK	WASHITA	MCMAHAN, JOSHUA	WARD PETROLEUM CORP	3/31/2006	1034	896	I-2006-003320	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4, A TRACT OF LAND IN NE/4 BEGINNING AT A POINT 60 RODS S OF NW/C OF NE/4, THENCE E 40 RODS, THENCE N TO A POINT WHERE THE UNDERGROUND CABLE OF AMERICAN TELEPHONE & TELEGRAPH CO BISECTS THE LINE OF SAID QTR SECTION THENCE S TO POB, NE/4, L/E A TRACT OF LAND CONTAINING 15.0 AC, MOL,BEGINNING AT NW/C OF NE/4, THENCE S 60 RODS, THENCE 3 40 RODS, THENCE N 60 RODS, THENCE W 40 RODS TO POB

WELLBORE TRACT LTD TO 16800'

OK9270059-006	OK	WASHITA	MARCOTTE, CATHERINE SCHULTZ	CHESAPEAKE EXPLORATION LLC	11/25/2009	1157	828	I-2010-000117	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4 & A TRACT OF LAND IN NE/4 MPD AS BEG @ A POINT 60 RODS SOUTH OF THE NW/C OF SAID NE/4; THENCE EAST 40 RODS; THENCE NORTH TO A POINT WHERE THE UNDERGROUND CABLE OF THE AMERICAN TELEPHONE & TELEGRAGH COMPANY BISECTS THE LINE, THENCE WEST ALONG SAID UNDERGROUD CABLE TO THE WEST BOUNDARY LINE OF SAID QUARTER SECTION, THENCE SOUTH TO POB & NE/4 LESS AND EXCEPT A TRACT OF LAND CONTAINING 15.00 ACRES MORE OR LESS, DESCRIBED BY METES AND BOUNDS AS FOLLOWS: BEGINNING AT THE NW/C OF NE/4; THENCE SOUTH 60 RODS; THENCE EAST 40 RODS THENCE NORTH 60 RODS; THENCE WEST 40 RODS TO POB INSOFAR AND ONLY INSOFAR AS IT COVERS RIGHT BELOW THE BASE OF THE DES MOINES FORMATION.

OK9270059-007	OK	WASHITA	OCHOA, MELANIE WALLER PLAYFORD	CHESAPEAKE EXPLORATION LLC	11/25/2009	1157	831	I-2010-000118	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4 AND A TRACT OF LAND IN NE/4 MPD AS BEG AT A POINT 60 RODS SOUTH OF THE NW/C OF SAID NE/4; THENCE EAST 40 RODS; THENCE NORTH TO A POINT WHERE THE UNDERGROUND CABLE OF THE AMERICAN TELEPHONE AND TELEGRAPH COMPANY BISECTS THE LINE, THENCE WEST ALONG SAID UNDERGROUND CABLE TO THE WEST BOUNDARY LINE OF SAID QUARTER SECTION, THENCE SOUTH TO POB, NE/4 LESS AND EXCEPT A TRACT OF LAND CONTAINING 15.00 ACRES MORE OR LESS, DESCRIBED BY METES AND BOUNDS AS FOLLOWS: BEG AT THE NW/C OF NE/4; THENCE SOUTH 60 RODS; THENCE EAST 40 RODS; THENCE NORTH 60 RODS; THENCE WEST 40 RODS TO POB INSOFAR AND ONLY INSOFAR AS IT COVERS RIGHT BELOW THE BASE OF THE DES MOINES FORMATION.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270059-008	OK	WASHITA	MCMAHAN, JOSHUA	CHESAPEAKE EXPLORATION LLC	11/25/2009	1178	98	I-2010-007074	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4 & A TRACT OF LAND IN NE/4 MPD AS BEG @ A POINT 60 RODS S OF NW/C OF SAID NE/4; THENCE E 40 RODS; THENCE N TO A POINT WHERE THE UNDERGROUND CABLE OF THE AMERICAN TELEPHONE & TELEGRAPH COMPANY BISECTS THE LINE; THENCE W ALONG SAID UNDERGROUND CABLE TO THE W BOUNDARY LINE OF SAID QUARTER SECTION, THENCE S TO POB; NE/4 L/E A TRACT OF LAND CONTAINING 15 ACS M/L, DESCRIBED BY METES AND BOUNDS AS FOLLOWS: BEGINNING AT THE NW/C OF NE/4; THENCE S 60 RODS; THENCE E 40 RODS; THENCE N 60 RODS; THENCE W 40 RODS TO POB INSOFAR AND ONLY INSOFAR AS IT COVERS RIGHT BELOW THE BASE OF THE DES MOINES FORMATION

OK9270060-002	OK	WASHITA	BERGE, FRANCES ANN	WARD PETROLEUM CORP	10/11/2006	1051	493	I-2006-009561	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: S/2 SW/4
OK9270060-004	OK	WASHITA	YATES, MAXINE FAYE	WARD PETROLEUM CORP	10/11/2006	1051	495	I-2006-009563	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: S/2 SW/4
OK9270060-005	OK	WASHITA	ROBINSON, STELLA	WARD PETROLEUM CORPORATION	8/13/2007	1078	463	I-2007-007960	011N	019W	0012	INSOFAR AND ONLY INSOFAR AS LEASE COVERS TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: S/2 SW/4 WELLBORE TRACT LTD TO 16,800'
OK9270061-001	OK	WASHITA	MURRAY, DARREN	WARD PETROLEUM CORP	4/14/2004	985	490	I-2004-003597	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: N/2 SW/4 WELLBORE TRACT LTD TO 17,220' - BRANSON 1-1H
OK9270061-002	OK	WASHITA	THACHER, JOHN H ET AL	WARD PETROLEUM CORP	8/1/2005	1019	485	I-2005-006585	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: N/2 SW/4
OK9270061-003	OK	WASHITA	LANG, JOHN HANNA A/K/A JOHN H LANG	WARD PETROLEUM CORP	8/9/2005	1022	95	I-2005-007573	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: N/2 SW/4
OK9270061-004	OK	WASHITA	PILSBURY, BETTY F	WARD PETROLEUM CORP	11/8/2006	1054	597	I-2006-010788	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: N/2 SW/4
OK9270061-005	OK	WASHITA	BUFFALO RIDGE FARMS, LLC	WARD PETROLEUM CORPORATION	10/5/2007	1084	641	I-2007-010169	011N	019W	0012	INSOFAR AND ONLY INSOFAR AS LEASE COVERS TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: N/2 SW/4 LTD TO 16,800'
OK9270061-006	OK	WASHITA	MACDONALD OIL & GAS, LLC	CHESAPEAKE EXPLORATION LLC	11/13/2009	1156	240	I-2009-009605	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: N/2 SW/4, INSOFAR AS IT COVERS RIGHTS BELOW 12,468'
OK9270062-003	OK	WASHITA	OCC #544634/CD#200705697	CHESAPEAKE EXPLORATION LLC	9/25/2007				011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: ALL LTD TO DES MOINES, UPPER TONKAWA, LOWER TONKAWA & HOXBAR SEPARATE COMMON SOURCES OF SUPPLY
OK3530291-009	OK	WASHITA	KNIGHT JR, MARY SUE & FRANK	CHESAPEAKE EXPLORATION LLC	10/3/2007	1090	82	I-2007-012133	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK3530291-010	OK	WASHITA	BONNY, JACK & JANET	CHESAPEAKE EXPLORATION LLC	9/13/2007	1090	86	I-2007-012135	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NE/4, SW/4 NE/4 LTD TO 16,950'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3530291-011	OK	WASHITA	NUTLEY, NORMA SHARLENE	CHESAPEAKE EXPLORATION LLC	9/13/2007	1092	226	I-2007-012798	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NE/4, SW/4 NE/4
OK3530291-012	OK	WASHITA	JORDAN, GLENDA E	CHESAPEAKE EXPLORATION LLC	10/20/2007	1094	430	I-2008-000139	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NE/4, SW/4 NE/4 LTD TO 16,950'
OK3530291-013	OK	WASHITA	AUSTIN, RICKY	CHESAPEAKE EXPLORATION LLC	11/5/2007	1092	247	I-2007-012807	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK3530291-016	OK	WASHITA	OHARA, LINDA	CHESAPEAKE EXPLORATION LLC	11/30/2007	1095	738	I-2008-000567	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4 LTD TO 100' BELOW S.E. OF DES MOINES FM (16,950)
OK3530291-018	OK	WASHITA	CEKOSKY, ROBERT ANTHONY	CHESAPEAKE EXPLORATION LLC	11/16/2007	1095	741	I-2008-000568	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK3530291-019	OK	WASHITA	BIZZELL, SUZANNE, ROBERT M BIZZELL, AIF	CHESAPEAKE EXPLORATION LLC	11/30/2007	1095	743	I-2008-000569	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4; SE/4 NE/4 LTD TO 100' BELOW S.E. OF DES MOINES FM (16,950)
OK3530291-020	OK	WASHITA	BIZZELL, ROBERT M	CHESAPEAKE EXPLORATION LLC	11/30/2007	1095	735	I-2008-000566	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4 LTD TO 100' BELOW S.E. OF DES MOINES FM
OK3530291-022	OK	WASHITA	SMITH, DENNIS AUSTIN	CHESAPEAKE EXPLORATION LLC	11/5/2008	1128	615	I-2009-000301	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK3530291-023	OK	WASHITA	BIZZELL LIVING TRUST DATED OCTOBER 27, 1993	CHESAPEAKE EXPLORATION LLC	11/11/2007	1092	229	I-2007-012799	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: SE/4 NE/4 LTD TO 100' BELOW S.E. OF DES MOINES FM (16,950')
OK5128392-008	OK	WASHITA	CLARK FAMILY MINERAL RIGHTS IRREVOCABLE LIVING TRUST	CHESAPEAKE EXPLORATION LP	10/12/2006	1052	59	I-2006-009813	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NW/4
OK5128392-009	OK	WASHITA	CLARK, CHRISTOPHER J REVOCABLE LIVING TRUST	CHESAPEAKE EXPLORATION LP	10/12/2006	1052	63	I-2006-009815	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NW/4
OK5128392-010	OK	WASHITA	BLM - OK NM 118189	CHESAPEAKE EXPLORATION LP	5/25/2007	1072	427	I-2007-005805	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4
OK5128392-011	OK	WASHITA	FORRESTER, MAURINE REV TR, DTD 5/1/81	CHESAPEAKE EXPLORATION LLC	7/27/2007	1081	563	I-2007-009034	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-012	OK	WASHITA	ROGERS, JERRY WAYNE	CHESAPEAKE EXPLORATION LLC	7/31/2007	1083	572	I-2007-009756	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-013	OK	WASHITA	GOODEN, BILLIE JO	CHESAPEAKE EXPLORATION LLC	8/20/2007	1083	872	I-2007-009863	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-014	OK	WASHITA	HARDWAY, ROGER	CHESAPEAKE EXPLORATION LLC	8/30/2007	1086	753	I-2007-010878	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-015	OK	WASHITA	COOPER, LAWANNA FERN ROGERS	CHESAPEAKE EXPLORATION LLC	7/31/2007	1087	233	I-2007-011062	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-016	OK	WASHITA	MAXWELL, JAMES LEWIS	CHESAPEAKE EXPLORATION LLC	7/31/2007	1087	230	I-2007-011061	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128392-017	OK	WASHITA	HULS, GLENNA	CHESAPEAKE EXPLORATION LLC	7/27/2007	1083	878	I-2007-009865	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-018	OK	WASHITA	KETTEMAN, ANNA JEAN	CHESAPEAKE EXPLORATION LLC	7/31/2007	1083	875	I-2007-009864	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-019	OK	WASHITA	DAWSON, CAROLYN	CHESAPEAKE EXPLORATION LLC	8/30/2007	1089	417	I-2007-011869	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NW/4 LTD TO 16,950'
OK5128392-020	OK	WASHITA	TYNER, SANDRA M REV TR AGREEMENT, SANDRA M TYNER TRST	CHESAPEAKE EXPLORATION LLC	8/30/2007	1087	75	I-2007-011006	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NW/4. LTD TO 16,950'
OK5128453-002	OK	WASHITA	DIGGS, ROBERTA ANN & BILLY HOYLE	CHESAPEAKE EXPLORATION LP	4/30/2007	1070	958	I-2007-005301	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: SE/4 SW/4, W/2 SE/4
OK5128453-003	OK	WASHITA	AUSTIN, HAYDEN GENE & WILMA JANE P	CHESAPEAKE EXPLORATION LP	6/11/2007	1075	631	I-2007-006934	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 SE/4, SE/4 SW/4 LTD TO 16,950'
OK5128453-004	OK	WASHITA	PENDLETON, SHIRLEY	CHESAPEAKE EXPLORATION LLC	7/27/2007	1081	566	I-2007-009035	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 SE/4, SE/4 SW/4 LTD TO 16,950'
OK5129516-005	OK	WASHITA	PHILLIPS FAMILY TRUST DTD 10/01/99	CHESAPEAKE EXPLORATION LLC	8/17/2007	1084	719	I-2007-010197	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, NE/4 LTD TO 16,950'
OK5129516-006	OK	WASHITA	MCNATT, J R REV TR AGREEMENT DTD 5/20/96	CHESAPEAKE EXPLORATION LLC	9/18/2007	1089	88	I-2007-011735	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4 LTD TO 16,950'
OK5129516-007	OK	WASHITA	MCNATT, EDNA LAUREL REVOCABLE TR AGREEMENT DTD 5/20/96	CHESAPEAKE EXPLORATION LLC	9/18/2007	1089	405	I-2007-011865	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4 LTD TO 16,950'
OK5129516-008	OK	WASHITA	MOORE, HOWARD R	CHESAPEAKE EXPLORATION LLC	10/20/2007	1090	997	I-2007-012464	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NE/4, SW/4 NE/4 LTD TO 16,950'
OK5129516-010	OK	WASHITA	CEKOSKY, MIKE	CHESAPEAKE EXPLORATION LLC	11/16/2007	1095	748	I-2008-000571	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK5129516-011	OK	WASHITA	WALTERS, WAYNE A	CHESAPEAKE EXPLORATION LLC	2/13/2008	1101	397	I-2008-002421	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NE/4, SW/4 NE/4 SURFACE TO 16,950'
OK9270268-001	OK	WASHITA	OCC #551590/CD #200800364	COI-CELLC	3/11/2008			UNRECORDED	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: LIMITED TO THE BROWN DOLOMITE, PERMIAN GRANITE WASH, UPPER-TONKAWA (DOUGLAS), LOWER TONKAWA, HOXBAR, DES MOINES SEPERATE COMMON SOURCES OF SUPPLY
OK9270415-001	OK	WASHITA	AUSTIN, MARISA CHRISTINE	WARD PETROLEUM CORPORATION	4/28/2004	1050	273	1-2008-009096	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 SE/4, SE/4 SW/4, W/2 NE/4, NE/4 NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270415-002	OK	WASHITA	AUSTIN, JOHN NELSON	WARD PETROLEUM CORPORATION	5/4/2004	1099	411	1-2008-001895	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 SE/4, SE/4 SW/4, W/2 NE/4, NE/4 NE/4
OK9270415-003	OK	WASHITA	AUSTIN, JAMES MARLOW	WARD PETROLEUM CORPORATION	4/27/2004	1099	407	1-2008-001891	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 SE/4, SE/4 SW/4, W/2 NE/4, NE/4 NE/4
OK9270415-004	OK	WASHITA	STEVENER, BETTY & ROBERT	WARD PETROLEUM CORPORATION	6/23/2004	1050	277	1-2006-009100	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 NE/4, NE/4 NE/4, W/2 SE/4, SE/4 SW/4
OK9270415-005	OK	WASHITA	JUNGERMANN JR, CHARLES FRED & JOANN	WARD PETROLEUM CORPORATION	6/23/2004	1099	410	I-2008-001894	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 NE/4, NE/4 NE/4, W/2 SE/4, SE/4 SW/4
OK9270415-006	OK	WASHITA	JUNGERMANN, DOLORES M	WARD PETROLEUM CORPORATION	6/24/2004	1099	408	I-2008-001892	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 NE/4, NE/4 NE/4, W/2 SE/4, SE/4 SW/4
OK9270415-007	OK	WASHITA	ALBERT, EDWARD R & VANGIE L	WARD PETROLEUM CORPORATION	10/2/2006	1050	692	I-2006-009284	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 NE/4, NE/4 NE/4
OK9270416-001	OK	WASHITA	SCARBROUGH, VELMA I, FORMERLY VELMA I ROGERS	WARD PETROLEUM CORPORATION	6/23/2004	1053	399	1-2006-010344	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 SW/4, SW/4 SW/4, S/2 NW/4
OK9270416-002	OK	WASHITA	LYNCH, JOHN R	WARD PETROLEUM CORPORATION	9/26/2006	1050	284	1-2006-009105	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 SW/4, SW/4 SW/4, S/2 NW/4
OK9270417-001	OK	WASHITA	SEARLE, JACK B & TAMARA D	WARD PETROLEUM CORPORATION	9/28/2006	1050	287	I-2008009108	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-002	OK	WASHITA	MCCORNACK, ELAINE FAMILY TRUST DATED 07/01/1998	WARD PETROLEUM CORPORATION	11/13/2006	1053	681	I-2006-010451	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-003	OK	WASHITA	CARTMILL, MARY RUTH	WARD PETROLEUM CORPORATION	11/13/2006	1053	683	I-2008-010452	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-004	OK	WASHITA	SCOGGINS, SARAH C A/K/ A SARAH SCOGGINS	WARD PETROLEUM CORPORATION	11/13/2006	1054	598	I-2006-010789	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-005	OK	WASHITA	BIZZELL, GAIL	WARD PETROLEUM CORPORATION	11/17/2006	1055	268	I-2006-011024	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-006	OK	WASHITA	BIZZELL, GARY	WARD PETROLEUM CORPORATION	11/17/2006	1055	269	I-2006-011025	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-007	OK	WASHITA	HALLMARK, ELIZABETH A A/K/A ELIZABETH HALLMARK	WARD PETROLEUM CORPORATION	11/13/2006	1055	270	I-2006-011026	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-008	OK	WASHITA	AUSTIN MINERAL INTERESTS, LLC	WARD PETROLEUM CORPORATION	11/13/2006	1055	271	I-2006-011027	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-009	OK	WASHITA	REED, PAMELA	WARD PETROLEUM CORPORATION	11/20/2006	1055	991	I-2006-011270	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-010	OK	WASHITA	LUCAS, MARJORIE L A/ K/A MARJORIE LEE LUCAS	WARD PETROLEUM CORPORATION	11/20/2006	1055	992	I-2006-011271	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-011	OK	WASHITA	MOORE, DEBORAH ANNE	WARD PETROLEUM CORPORATION	11/20/2006	1056	553	I-2006-011437	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-012	OK	WASHITA	DICKERSON, FORREST A & NETA F REV TRUST UTA DTD 09/18/1998	WARD PETROLEUM CORPORATION	11/27/2006	1056	554	I-2006-011438	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-013	OK	WASHITA	MCFARLIN, GLEN M A/K/A GLEN MARSHALL	WARD PETROLEUM CORPORATION	11/17/2006	1056	559	I-2006-011441	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-014	OK	WASHITA	HILL, GAYLE M A/K/A GAYLE MARIE HILL	WARD PETROLEUM CORPORATION	11/17/2006	1056	560	I-2006-011442	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270417-015	OK	WASHITA	PURYEAR, KAREN DENISE	WARD PETROLEUM CORPORATION	11/20/2006	1058	528	I-2007-000583	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-016	OK	WASHITA	HOLLEY, CHRISTINA R A/ K/A CHRISTINA HOLLEY	WARD PETROLEUM CORPORATION	11/20/2006	1058	529	I-2006-000584	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-017	OK	WASHITA	AUSTIN, RANDALL	WARD PETROLEUM CORPORATION	11/27/2006	1059	194	I-2007-000872	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-018	OK	WASHITA	HOFFMAN JR, BILLY	WARD PETROLEUM CORPORATION	12/6/2006	1065	738	I-2007-003351	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK3530088-001	OK	WASHITA	BRINKLEY, MICHAEL BLAIN & KATHY MARIE	CHESAPEAKE EXPLORATION LLC	7/30/2007	1086	902	I-2007-010930	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: SW/4 LTD TO 16,980'
OK3530088-002	OK	WASHITA	WELLS, TINA J	CHESAPEAKE EXPLORATION LLC	10/1/2007	1090	297	I-2007-012207	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: SW/4
OK3530088-003	OK	WASHITA	TALIAFERRO, MARION C	CHESAPEAKE EXPLORATION LLC	10/1/2007	1090	295	I-2007-012206	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: SW/4
OK3530088-004	OK	WASHITA	TALIAFERRO, JAMES C	CHESAPEAKE EXPLORATION LLC	10/1/2007	1090	299	I-2007-012208	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: SW/4
OK3530088-005	OK	WASHITA	MAP2004-OK	CHESAPEAKE EXPLORATION LLC	11/14/2007	1092	588	I-2007-012926	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: SW/4 SURFACE TO DES MOINES FM
OK3530088-006	OK	WASHITA	ST/OK - CLO CS- 26675	CHESAPEAKE EXPLORATION LLC	11/27/2007	1112	114	I-2008-006420	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: SW/4 (1/2 M.R.) LTD TO DES MOINES GRANITE WASH
OK3530303-001	OK	WASHITA	SHELTON LAND & CATTLE CO TR DTD 11/24/92	CHESAPEAKE EXPLORATION LLC	9/18/2007	1087	81	I-2007-011008	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: N/2 NW/4 LTD TO 16,980'
OK3530303-002	OK	WASHITA	SHELTON, MARTIN EDWIN	CHESAPEAKE EXPLORATION LLC	9/18/2007	1087	88	I-2007-011011	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: N/2 NW/4 LTD TO 16,980'
OK3530303-003	OK	WASHITA	CLUCK, JERRY L LIVING TRUST DTD 4/6/84	CHESAPEAKE EXPLORATION LLC	8/30/2007	1096	151	I-2008-000709	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: N/2 NW/4 LTD TO 16,980'
OK3530303-004	OK	WASHITA	SEIBOLD ENERGY CO, INC	CHESAPEAKE EXPLORATION LLC	12/13/2007	1097	71	I-2008-001054	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: N/2 NW/4
OK5128454-004	OK	WASHITA	PENDLETON, SHIRLEY	CHESAPEAKE EXPLORATION LLC	7/27/2007	1081	329	I-2007-008957	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66' WIDE OFF THE N PART OF THE SE/4, CONTAINING 4.00 ACRES MORE OR LESS AND LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT THE NE/C OF THE SE/4, THENCE S 116', THENCE W 83', THENCE N 116', THENCE E 83' TO THE POB.

LTD TO 16,980'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128454-005	OK	WASHITA	HOWENSTINE JR, THOMAS	CHESAPEAKE EXPLORATION LLC	10/1/2007	1088	351	I-2007-011500	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 LESS & EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66' WIDE OFF N PART OF SE/4, CONTAINING 4 ACRES MORE OR LESS & L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT NE/C OF SE/4, THENCE S 116', THENCE W 83', THENCE NORTH 116', THENCE E 83' TO POB.

OK5128454-006	OK	WASHITA	MASSIE, KAY	CHESAPEAKE EXPLORATION LLC	10/20/2007	1088	379	I-2007-011511	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 LESS & EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66 FEET WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES MORE OR LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT THE NE CORNER OF THE SE/4, THENCE SOUTH 116 FEET, THENCE WEST 83 FEET, THENCE NORTH 116 FEET, THENCE EAST 83 FEET TO POINT OF BEGINNING

LTD TO 16,980'

OK5128454-007	OK	WASHITA	HOWENSTINE, RALPH	CHESAPEAKE EXPLORATION LLC	10/1/2007	1087	70	I-2007-011004	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66 FEET WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES MORE OR LESS AND LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS; BEGINNING AT THE NE CORNER OF THE SE/4, THENCE SOUTH 116 FEET, THENCE WEST 83 FEET, THENCE NORTH 116 FEET, THENCE EAST 83 FEET TO POINT OF BEGINNING.

OK5128454-008	OK	WASHITA	HELMS, BILLY R & NORMA S	CHESAPEAKE EXPLORATION LLC	10/1/2007	1088	353	I-2007-011501	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66 FEET WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES MORE OR LESS AND LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT THE NE CORNER OF THE SE/4, THENCE SOUTH 116 FEET, THENCE WEST 83 FEET, THENCE NORTH 116 FEET, THENCE EAST 83 FEET TO POINT OF BEGINNING.

OK5128454-009	OK	WASHITA	PIERCE, THERESA	CHESAPEAKE EXPLORATION LLC	10/1/2007	1092	245	I-2007-012806	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4, L/E A TRACT OF LAND A.D.A. A STRIP OF LAND 66' WIDE OFF THE N PART OF THE SE/4, CONTAINING 4 ACRES M/L, AND A TRACT OF LAND A.D.A. BEGINNING AT THE NE CORNER OF THE SE/4, THENCE S 116', THENCE W 83', THENCE N 116', THENCE E 83' TO POINT OF BEGINNING

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128454-010	OK	WASHITA	BROWN, PATSY VIERSEN	CHESAPEAKE EXPLORATION LLC	4/1/2008	1105	451	I-2008-003899	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS A STRIP OF LAND 66' WIDE OFF THE N PART OF THE SE/4 CONTAINING 4.00 ACS MOL, L/E A TRACT OF LAND DESCRIBED AS BEGINNING AT THE NE/C OF SE/4, THENCE S 116', THENCE W 83', THENCE N 116', THENCE E 83' TO POB, CONTAINING 0.2210284 ACS MOL

SURFACE TO 100' BELOW DES MOINES FM

OK5128454-011	OK	WASHITA	PATTY, ETHEL G TRUST	CHESAPEAKE EXPLORATION LLC	2/20/2008	1105	412	I-2008-003881	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66 FEET WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES MORE OR LESS, L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT THE NE CORNER OF THE SE/4, THENCE SOUTH 116 FEET, THENCE WEST 83 FEET, THENCE NORTH 116 FEET, THENCE EAST 83 FEET TO POINT OF BEGINNING, CONTAINING 0.2210284 ACRES MORE OR LESS, CONTAINING 155.779 ACRES, MORE OR LESS.

OK5128454-012	OK	WASHITA	VIERSEN III, RALPH W	CHESAPEAKE EXPLORATION LLC	4/1/2008	1106	610	I-2008-004373	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS A STRIP OF LAND 66' WIDE OFF THE N PART OF THE SE/4 CONTAINING 4.00 ACS MOL, L/E A TRACT OF LAND DESCRIBED AS BEGINNING AT THE NE/C OF SE/4, THENCE S 116', THENCE W 83', THENCE N 116', THENCE E 83' TO POB

SURFACE TO 100' BELOW DES MOINES FM

OK5128454-013	OK	WASHITA	SIMS, GREG	CHESAPEAKE EXPLORATION LLC	2/25/2008	1101	413	I-2008-002428	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66' WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES M/L AND L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT THE NE/C OF THE SE/4, THENCE SOUTH 116', THENCE WEST 83', THENCE NORTH 116', THENCE EAST 83' TO POB

OK5128454-014	OK	WASHITA	WILSON, JAMES L	CHESAPEAKE EXPLORATION LLC	6/25/2008	1116	389	I-2008-007916	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66' WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES M/L, L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: BEG AT THE NE/C OF THE SE/4, THENCE SOUTH 116', THENCE WEST 83', THENCE NORTH 116', THENCE EAST 83' TO POB.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128454-015	OK	WASHITA	CAMM, GERTRUDE	CHESAPEAKE EXPLORATION LLC	5/5/2008	1113	888	I-2008-007002	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66' WIDE OFF THE NORTH PART OF SE/4, CONTAINING 4.00 ACRES M/L, L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: BEG AT THE NE/C SE/4, THENCE SOUTH 116', THENCE WEST 83', THENCE NORTH 116', THENCE EAST 83' TO POB.

OK5128454-016	OK	WASHITA	WILSON, CHARLES S	CHESAPEAKE EXPLORATION LLC	6/25/2008	1116	435	I-2008-007932	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66' WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES M/L, L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: BEG AT THE NE/C OF THE SE/4, THENCE SOUTH 116', THENCE WEST 83', THENCE NORTH 116', THENCE EAST 83' TO POB.

OK5128454-017	OK	WASHITA	MC MINERAL COMPANY LLC	CHESAPEAKE EXPLORATION LLC	5/2/2009	1209	888		011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19WEST

SECTION 14: SE/4 LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND

66 FEET WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES MORE OR LESS AND LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT THE NE/C OF THE SE/4, THENCE SOUTH 116 FEET, THENCE WEST 83 FEET, THENCE NORTH 116 FEET, THENCE EAST 83 FEET TO THE POINT OF BEGINNING

OK5128488-003	OK	WASHITA	CLARK FAMILY MINERAL RIGHTS IRREVOCABLE LIVING TRUST	CHESAPEAKE EXPLORATION LP	10/12/2006	1052	57	I-2006-009812	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: S/2 NE/4, S/2 NW/4
OK5128488-004	OK	WASHITA	CLARK, CHRISTOPHER J REVOCABLE LIVING TRUST	CHESAPEAKE EXPLORATION LP	10/12/2006	1052	61	I-2006-009814	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: S/2 NE/4, S/2 NW/4
OK5128488-005	OK	WASHITA	FORRESTER, MAURINE REV TR, DTD 5/1/81	CHESAPEAKE EXPLORATION LLC	7/30/2007	1081	326	I-2007-008956	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: S/2 NE/4, S/2 NW/4 LTD TO 16,980'
OK5128488-006	OK	WASHITA	HULS, GLENNA	CHESAPEAKE EXPLORATION LLC	7/27/2007	1083	881	I-2007-009866	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: S/2 NE/4, S/2 NW/4 LTD TO 16,980'
OK5128488-007	OK	WASHITA	DAWSON, CAROLYN	CHESAPEAKE EXPLORATION LLC	8/30/2007	1089	414	I-2007-011868	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: S/2 N/2 LTD TO 16,980'
OK5128488-008	OK	WASHITA	TYNER, SANDRA M REVOCABLE TRUST, SANDRA M TYNER TRST	CHESAPEAKE EXPLORATION LLC	8/30/2007	1087	78	I-2007-011007	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: S/2 N/2 LTD TO 16,980'
OK5128489-000	OK	WASHITA	OCC #563919/CD #200808311	COI-CELLC	12/29/2008	1139	17	I-2009-003572	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: ALL
OK3530302-001	OK	WASHITA	JAMES, CARLENE REV LV TR DTD 11/8/04, CARLENE JAMES,TRST	CHESAPEAKE EXPLORATION LLC	9/26/2007	1161	875	I-2010-001528	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SE/4 LTD TO 17,490'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3530302-002	OK	WASHITA	WHITTENBERG, DEBRA JUNE & ROBERT D	CHESAPEAKE EXPLORATION LLC	9/26/2007	1088	373	I-2007-011509	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SE/4 LTD TO 17,490'
OK3530302-003	OK	WASHITA	JAMES, TONY LYNN	CHESAPEAKE EXPLORATION LLC	9/26/2007	1090	368	I-2007-012224	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SE/4 LTD TO 17,490'
OK3530302-004	OK	WASHITA	BOWSER, LISA KAY FORMERLY JAMES AND MICHAEL D	CHESAPEAKE EXPLORATION LLC	9/26/2007	1090	354	I-2007-012218	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SE/4 LTD TO 17,490'
OK3530302-005	OK	WASHITA	PRIVET, JANET ANN FORMERLY JAMES	CHESAPEAKE EXPLORATION LLC	9/26/2007	1090	283	I-2007-012201	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SE/4
OK3530302-006	OK	WASHITA	JAMES, STEVEN H	CHESAPEAKE EXPLORATION LLC	9/26/2007	1163	289	I-2010-001969	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SE/4 LTD TO 17,490'
OK9200008-012	OK	WASHITA	BRADFORD JR, RONALD EDWARD	CHESAPEAKE EXPLORATION LLC	2/11/2008	1105	624	I-2008-003976	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9200008-013	OK	WASHITA	WALTERS, RAYMOND P FAMILY TRUST	CHESAPEAKE EXPLORATION LLC	2/15/2008	1105	844	I-2008-004057	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9200008-016	OK	WASHITA	SCHONES, MICHAEL FRANKLIN	CHESAPEAKE EXPLORATION LLC	2/9/2008	1106	312	I-2008-004231	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9200008-017	OK	WASHITA	SCHONES, EDWARD JOE	CHESAPEAKE EXPLORATION LLC	2/9/2008	1105	622	I-2008-003975	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9200008-018	OK	WASHITA	WALTERS, ROBERT R	CHESAPEAKE EXPLORATION LLC	2/13/2008	1106	307	I-2008-004229	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,490')
OK9200008-019	OK	WASHITA	WOODS, EDNA M A/K/A EDNA MARIE WOODS	CHESAPEAKE EXPLORATION LLC	2/7/2008	1105	626	I-2008-003977	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-001	OK	WASHITA	ANDREWS JR, ERNEST LEE & GLORIA JEAN	CHESAPEAKE EXPLORATION LLC	10/11/2007	1091	851	I-2007-012631	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-002	OK	WASHITA	NBLM VON TUNGELN FAMILY TRUST DTD 8/24/04	CHESAPEAKE EXPLORATION LLC	10/15/2007	1092	243	I-2007-012805	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-003	OK	WASHITA	WALTERS, JOE V, A/K/A/ JOE V WALTERS, JR	CHESAPEAKE EXPLORATION LLC	2/7/2008	1101	405	I-2008-002424	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-004	OK	WASHITA	WALTERS, WAYNE A	CHESAPEAKE EXPLORATION LLC	2/13/2008	1101	394	I-2008-002420	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,490')
OK9270008-005	OK	WASHITA	SCHONES, GREG	CHESAPEAKE EXPLORATION LLC	2/9/2008	1101	403	I-2008-002423	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-006	OK	WASHITA	SCHONES, TERRY	CHESAPEAKE EXPLORATION LLC	2/8/2008	1102	927	I-2008-002944	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-007	OK	WASHITA	SCHONES, STEVE	CHESAPEAKE EXPLORATION LLC	2/8/2008	1101	411	I-2008-002427	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270008-008	OK	WASHITA	SCHONES, JERRY	CHESAPEAKE EXPLORATION LLC	2/8/2008	1101	409	I-2008-002426	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-009	OK	WASHITA	WOODS, CHRISTOPHER J & PATRICIA ANN ALEXANDER	CHESAPEAKE EXPLORATION LLC	2/13/2008	1103	597	I-2008-003187	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-010	OK	WASHITA	TWYMAN, JOAN ELIZABETH	CHESAPEAKE EXPLORATION LLC	2/15/2008	1105	842	I-2008-004056	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-011	OK	WASHITA	SCHONES, JAMES AKA JIM SCHONES	CHESAPEAKE EXPLORATION LLC	2/8/2008	1105	840	I-2008-004055	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-014	OK	WASHITA	WALTERS, DOUGLAS H	CHESAPEAKE EXPLORATION LLC	2/13/2008	1106	304	I-2008-004228	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,490')
OK9270008-015	OK	WASHITA	WILCOXEN, JUDY	CHESAPEAKE EXPLORATION LLC	2/8/2008	1106	310	I-2008-004230	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-016	OK	WASHITA	WALTERS, DAVID L & RHONDA G 1993 TRUST U/ A/D 1/15/93	CHESAPEAKE EXPLORATION LLC	2/13/2008	1104	294	I-2008-003463	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,490')
OK9270008-017	OK	WASHITA	MADDOX, JANICE MARIE	CHESAPEAKE EXPLORATION LLC	2/15/2008	1104	297	I-2008-003464	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-018	OK	WASHITA	BOYETT, DIANA THERESIA	CHESAPEAKE EXPLORATION LLC	2/15/2008	1104	226	I-2008-003436	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-019	OK	WASHITA	WALTERS, TOM J	CHESAPEAKE EXPLORATION LLC	2/13/2008	1104	77	I-2008-003378	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,490')
OK9270008-020	OK	WASHITA	MORRIS II, JAMES M & LOU ANN A/K/ A LUCILLE MORRIS	CHESAPEAKE EXPLORATION LLC	2/13/2008	1104	80	I-2008-003379	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-021	OK	WASHITA	BRADFORD, KATHRYN ANN	CHESAPEAKE EXPLORATION LLC	2/11/2008	1111	72	I-2008-006024	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270009-001	OK	WASHITA	DELP, JUNIOR L & MARY FAYE	CHESAPEAKE EXPLORATION LLC	9/13/2007	1083	862	I-2007-009860	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NE/4 LTD TO 17,490'
OK9270009-002	OK	WASHITA	DELP, BILLY RAY	CHESAPEAKE EXPLORATION LLC	10/1/2007	1090	302	I-2007-012210	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NE/4 LTD TO 17,490'
OK9270009-003	OK	WASHITA	DENNIS, GREGORY FRANCIS	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	597	I-2008-001251	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NE/4
OK9270009-004	OK	WASHITA	DENNIS, MICHAEL BRUCE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	672	I-2008-001277	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NE/4
OK9270009-005	OK	WASHITA	SMITH, TERESA JO	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	650	I-2008-001269	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NE/4 LTD TO 100' BELOW BASE OF S.E. OF DES MOINES FM (17,490')
OK9270009-006	OK	WASHITA	COFFIN, MARY ANN	CHESAPEAKE EXPLORATION LLC	12/3/2007	1095	750	I-2008-000572	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270025-001	OK	WASHITA	GOODWIN, CLIFFORD H & DAISY M	CHESAPEAKE EXPLORATION LLC	10/29/2007	1094	433	I-2008-000140	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 17,490'
OK9270025-002	OK	WASHITA	EVANS, JERRY DALE & GWENDOLYN MARIE REVOCABLE TRUST	CHESAPEAKE EXPLORATION LLC	10/29/2007	1095	580	I-2008-000516	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 17,490'
OK9270025-003	OK	WASHITA	KAMPHAUS, HUBERT L & MELBA S JOINT REVOCABLE TRUST	CHESAPEAKE EXPLORATION LLC	10/29/2007	1093	391	I-2007-013185	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 17,490'
OK9270025-004	OK	WASHITA	WEBB, RETA JO GOODWIN	CHESAPEAKE EXPLORATION LLC	11/21/2007	1095	592	I-2008-000520	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 100' BELOW S. E. DES MOINES FM (17,490')
OK9270025-005	OK	WASHITA	HOSTETTER, JODEAN REVOCABLE TRUST DATED 12/21/92	CHESAPEAKE EXPLORATION LLC	10/20/2007	1096	154	I-2008-000710	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 17,490'
OK9270025-006	OK	WASHITA	HOSTETTER, C L REV TRUST DTD 12/21/1992	CHESAPEAKE EXPLORATION LLC	10/20/2007	1096	160	I-2008-000712	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 17,490'
OK9270025-007	OK	WASHITA	LOWRANCE, VIRGINIA	CHESAPEAKE EXPLORATION LLC	10/20/2007	1097	290	I-2008-001141	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 17,490'
OK9270025-008	OK	WASHITA	GOODWIN, BILLY RAY	CHESAPEAKE EXPLORATION LLC	12/21/2007	1098	186	I-2008-001475	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 100' BELOW BASE OF S.E. OF DES MOINES FM (17,490')
OK9270025-009	OK	WASHITA	GOODWIN, DARRELL DAVON	CHESAPEAKE EXPLORATION LLC	12/21/2007	1099	522	I-2008-001933	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 100' BELOW BASE OF S.E. OF DES MOINES FM (17,490')
OK9270025-010	OK	WASHITA	GOODWIN, DONALD MARVIN	CHESAPEAKE EXPLORATION LLC	12/21/2007	1100	656	I-2008-002185	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 100' BELOW BASE OF S.E. OF DES MOINES FM (17,490')
OK5121365-001	OK	WASHITA	HULS, MAURICE M & RUBY LUE	J COOPER WEST LLC	3/25/1980	520	344		011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: NW/4, N/2 SW/4, LIMITED TO THE ALICE 2-24 AND ALICE 3-24 WELLBORE FROM THE SURFACE TO 13,045'.
OK5121382-001	OK	WASHITA	DURHAM, JOHN D., JR.	J COOPER WEST LLC	10/25/1979	517	559		011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5121382-002	OK	WASHITA	STOWE, M D AND ALICE, H/W	PATRICK DAILEY	2/27/1981	544	98	4620	011N	019W	0024

TOWNSHIP 11 NORTH-RANGE 19 WEST

SECTION 24: SE/4, LESS AND EXCEPT A 2.06 ACRE TRACT DESCRIBED AS BEGINNING 343.5' NORTH OF THE SOUTHEAST CORNER OF THE SE/4 OF 24-11N-19WIM. THENCE WEST 300', THENCE NORTH 300', THENCE EAST 300', THENCE SOUTH 300' TO THE POINT OF BEGINNING.

OK5121383-001	OK	WASHITA	AUSTIN, HAYDEN E., ET AL	J COOPER WEST LLC	4/2/1981	552	11		011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: NE/4, LIMITED TO THE WB OF THE ALICE 2-24 AND ALICE 3-24 FROM THE SURFACE TO 13,045'
OK5121383-002	OK	WASHITA	AUSTIN, HAYDEN, A SINGLE MAN, ET AL	DICOR MINERAL COMPANY	6/25/1981	561	158	13257	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: NE/4
OK5121383-003	OK	WASHITA	AUSTIN, HAYDEN E, HAYDEN GENE & JANE AUSTIN, JOHN AUSTIN	J COOPER WEST	4/22/1982	586	989		011N	019W	0024	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 24: NE/4
OK5122769-001	OK	WASHITA	ANTLE, CLIFFORD M., ET UX	EXXON CORPORATION	4/16/1979	499	215		011N	019W	0024	SECTION 24-11N-19W: S/2 SW/4, EXCLUDING THE HULS 1-24 WELLBORE.
OK5122769-002	OK	WASHITA	GREGORY, LEOLA, A MARRIED WOMAN DEALING IN HER SOLE,SEP PROP	TXO PRODUCTION CORP	8/8/1983	628	675	8744	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: S/2 SW/4, LIMITED TO THE ALICE 2-24 AND ALICE 3-24 FROM THE SURFACE TO 13,045'.
OK5122769-003	OK	WASHITA	BRINTLE, WILLIAM H,A MARRIED MAN DEALING IN HIS SOLE,SEP,PRP	TXO PRODUCTION CORP	8/8/1983	628	695	8754	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: S/2 SW/4, LIMITED TO THE ALICE 2-24 AND ALICE 3-24 WELLBORE FROM THE SURFACE TO 13,045'.
OK5122769-004	OK	WASHITA	BOA, ETHEL B, A WIDOW	TXO PRODUCTION CORP	8/8/1983	628	673	8743	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 24 WEST SECTION 24: S/2 SW/4, LIMITED TO THE ALICE 2-24 AND ALICE 3-24 WELLBORE FROM THE SURFACE TO 13,045'.
OK5122769-005	OK	WASHITA	BRINTLE, GLADYS JANET, A WIDOW	TXO PRODUCTION CORP	8/8/1983	628	683	8748	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: S/2 SW/4, LIMITED TO THE WELLBORE OF THE ALICE 2-24 AND ALICE 3-24 FROM THE SURFACE TO 13,045'.
OK5122769-006	OK	WASHITA	MOAD, JERRY E,A MARRIED MAN DEALING IN HIS SOLE,SEP,PROPERTY	TXO PRODUCTION CORP	8/8/1983	628	679	8746	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: S/2 SW/4, LIMITED TO THE WELLBORE OF THE ALICE 2-24 AND ALICE 3-24 WELLS FROM THE SURFACE TO 13,045'.
OK5122769-007	OK	WASHITA	MOAD, SWITHIN L,A MARRIED MAN DEALING IN HIS SOLE,SEP,PROP	TXO PRODUCTION CORP	8/8/1983	628	677	8745	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: S/2 SW/4, LIMITED TO THE ALICE 2-24 AND ALICE 3-24 WELLBORE FROM THE SURFACE TO 13,045'.
OK5122769-008	OK	WASHITA	DEFFENBAUGH, TRENA MOAD,A MARRIED PERSON	TXO PRODUCTION CORP	8/8/1983	628	681	8747	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: S/2 SW/4, LIMITED TO THE ALICE 2-24 AND ALICE 3-24 WELLBORE FROM THE SURFACE TO 13,045'
OK5126438-001	OK	WASHITA	OCC #247529/CD #107170	TXO PRODUCTION CORP.	10/31/1983				011N	019W	0024

TOWNSHIP 11 NORTH, RANGE 19 WEST,

SECTION 24: UPPER TONKAWA (DOUGLAS), HOXBAR AND DES MOINES COMMON SOURCES UNDERLYING THE ENTIRE SECTION., LIMITED TO THE ALICE 2-24 AND ALICE 3-24 WELLBORES FROMTHE SURFACE TO 13,045'.

Exhibit B

To Term Overriding Royalty Interest Conveyance (PUD)

(Excluded Assets)

PN	Regulatory Name	API	St	County	Sec	Twn	Rge	Spacing Unit Description	Quartering
112669	HINZ 1-22	3514920320	OK	WASHITA	0022	011N	016W	SECTION 22-11N-16W	ALL
158826	MORRISON 1-22	3514921198	OK	WASHITA	0022	011N	016W	SECTION 22-11N-16W	ALL
732396	C AND H 1-10	3514921251	OK	WASHITA	0010	011N	017W	SECTION 10-11N-17W	ALL
119988	STEHR 1-15	3514920308	OK	WASHITA	0015	011N	017W	SECTION 15-11N-17W	ALL
113210	STEHR 1-16	3514920285	OK	WASHITA	0016	011N	017W	SECTION 16-11N-17W	ALL
616339	LILLIAN & JOHN (LILLI-JOHN) 1-16	3514921278	OK	WASHITA	0016	011N	017W	SECTION 16-11N-17W	ALL
113018	WISE 1	3514920211	OK	WASHITA	0017	011N	017W	SECTION 17-11N-17W	ALL
112933	SPERLE 1-20	3514920109	OK	WASHITA	0020	011N	017W	SECTION 20-11N-17W	ALL
158605	DON 1-8	3514921227	OK	WASHITA	0008	011N	018W	SECTION 8-11N-18W	ALL
119976	OGLE 1	3514920399	OK	WASHITA	0009	011N	018W	SECTION 9-11N-18W	ALL
112530	CHARTER 2-10	3514920524	OK	WASHITA	0010	011N	018W	SECTION 10-11N-18W	ALL
112999	WALTON 1-10	3514920251	OK	WASHITA	0010	011N	018W	SECTION 10-11N-18W	ALL
112531	CHARTER A 1	3514920254	OK	WASHITA	0011	011N	018W	SECTION 11-11N-18W	ALL
112817	OGLE 1-15	3514920139	OK	WASHITA	0015	011N	018W	SECTION 15-11N-18W	ALL
112818	OGLE 2-15	3514920507	OK	WASHITA	0015	011N	018W	SECTION 15-11N-18W	ALL
112795	MURRAY 1-19	3514920467	OK	WASHITA	0019	011N	018W	SECTION 19-11N-18W	ALL
112796	MURRAY 2-19	3514920775	OK	WASHITA	0019	011N	018W	SECTION 19-11N-18W	ALL
119986	WALLACE J 1	3514920414	OK	WASHITA	0021	011N	018W	SECTION 21-11N-18W	ALL
113881	KLEMME 2-23	3514920954	OK	WASHITA	0023	011N	018W	SECTION 23-11N-18W	ALL
112713	KLEMME 1-23	3514920279	OK	WASHITA	0023	011N	018W	SECTION 23-11N-18W	ALL
112714	KLEMME STATE 1-25	3514920353	OK	WASHITA	0025	011N	018W	SECTION 25-11N-18W	ALL

PN	Regulatory Name	API	St	County	Sec	Twn	Rge	Spacing Unit Description	Quartering
191811	DIAMOND RING 3-26	3514920879	OK	WASHITA	0026	011N	018W	SECTION 26-11N-18W	ALL
192081	STATE-WETER 1-26	3514920347	OK	WASHITA	0026	011N	018W	SECTION 26-11N-18W	ALL
191997	O.S.U. 2-26	3514920842	OK	WASHITA	0026	011N	018W	SECTION 26-11N-18W	ALL
113370	HALE 1-27	3514920814	OK	WASHITA	0027	011N	018W	SECTION 27-11N-18W	ALL
112917	SIMPSON 1-27	3514920785	OK	WASHITA	0027	011N	018W	SECTION 27-11N-18W	ALL
119987	REEDER 1	3514920385	OK	WASHITA	0029	011N	018W	SECTION 29-11N-18W	ALL
159205	REEDER 2-29	3514921192	OK	WASHITA	0029	011N	018W	SECTION 29-11N-18W	ALL
113244	REEDER 2-30	3514920514	OK	WASHITA	0030	011N	018W	SECTION 30-11N-18W	ALL
191815	DUGGER 1-30	3514920807	OK	WASHITA	0030	011N	018W	SECTION 30-11N-18W	ALL
192906	CARTER 6-35	3514920889	OK	WASHITA	0035	011N	018W	SECTION 35-11N-18W	ALL
192966	ELDON 5-35	3514920862	OK	WASHITA	0035	011N	018W	SECTION 35-11N-18W	ALL
193335	THOMPSON 4-35	3514920818	OK	WASHITA	0035	011N	018W	SECTION 35-11N-18W	ALL
192996	GOERINGER 3-35	3514920693	OK	WASHITA	0035	011N	018W	SECTION 35-11N-18W	ALL
193371	WETER 1-35	3514920228	OK	WASHITA	0035	011N	018W	SECTION 35-11N-18W	ALL
193372	WETER 2	3514920520	OK	WASHITA	0035	011N	018W	SECTION 35-11N-18W	ALL
156946	ARMOUDIAN 1-2 P&A	3514921121	OK	WASHITA	0002	011N	019W	SECTION 2-11N-19W	ALL
156216	RUBY HULS 2-24	3514921076	OK	WASHITA	0024	011N	019W	SECTION 24-11N-19W	ALL
156668	HULS 3-24	3514921107	OK	WASHITA	0024	011N	019W	SECTION 24-11N-19W	ALL
193560	ALICE 2-24	3514920744	OK	WASHITA	0024	011N	019W	SECTION 24-11N-19W	ALL
193561	ALICE 3-24	3514920787	OK	WASHITA	0024	011N	019W	SECTION 24-11N-19W	ALL
193613	HULS 1-24	3514920435	OK	WASHITA	0024	011N	019W	SECTION 24-11N-19W	ALL

Exhibit C

To Term Overriding Royalty Interest Conveyance (PUD)

(Form of Stipulation)

STIPULATION

This STIPULATION (this “Stipulation”) is entered into by and between                                                                          , with offices at                                                       (“Assignor”)[, as successor in interest to Chesapeake Exploration, L.L.C. (“CHK Exploration”)]1 and                                                                          , with offices at                                                       (“Assignee”), as successor in interest to                                  (“CHK Sub”), as of                      (the “Effective Date”). All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Conveyance (as defined below).

CHK Exploration has executed and delivered to CHK Sub a Term Overriding Royalty Interest Conveyance dated                     , recorded on              in                                          of Washita County, Oklahoma (the “Conveyance”).

[Assignor is the successor to the interests of CHK Exploration under the Conveyance]2.

Assignee is the successor to CHK Sub under the Conveyance.

Pursuant to Section 1.06 of the Conveyance, Assignor stipulates that Exhibit A attached hereto is a true and correct schedule identifying, as of the Effective Date (i) the Development Wells drilled to date (including the API number for each such Development Well), and (ii) Assignor’s Net Revenue Interest used to calculate the NRI Factor for each of the Development Wells drilled to date.

[Remainder of page intentionally left blank.]

[1]	Exclude if Chesapeake Exploration, L.L.C. is still the owner of the Assignor Retained Minerals.
[2]	Exclude if Chesapeake Exploration, L.L.C. is still the owner of the Assignor Retained Minerals.

IN WITNESS WHEREOF, Assignor and Assignee have caused this Stipulation to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Stipulation, but effective for all purposes as of the Effective Date.

ASSIGNOR:

By:
Name:
Title:

[Signature Page of Assignor to Stipulation and Agreement]

Assignee has joined herein to acknowledge its receipt of this Stipulation. Nothing in this Stipulation shall be deemed a waiver by Assignee of its rights under the Conveyance.

ASSIGNEE:

By:
Name:
Title:

[Signature Page of Assignee to Stipulation and Agreement]

[ASSIGNOR’S ACKNOWLEDGEMENT]

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on                     ,             , by                                         , as                                          of                                                  , a                                                                          , on behalf of said                                         .

WITNESS my hand and official seal this      day of                     ,             .

NOTARY PUBLIC,
State of

(printed name)

My commission expires:

[SEAL]

[Acknowledgement Page of Assignor to Stipulation and Agreement]

[ASSIGNEE’S ACKNOWLEDGEMENT]

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on                     ,             , by                                         , as                                          of                                                  , a                                                                          , on behalf of said                                         .

WITNESS my hand and official seal this      day of                     ,             .

NOTARY PUBLIC,
State of

(printed name)

My commission expires:

[SEAL]

[Acknowledgment Page of Assignee to Stipulation and Agreement]

Exhibit A

To

Stipulation

Development Wells	API Number of Development Well	Assignor’s Net Revenue Interest in the Development Well used to calculate the NRI Factor

Exhibit D

To Term Overriding Royalty Interest Conveyance (PUD)

(Description of AMI Area)

TOWNSHIP	RANGE	SECTION	LOCATION	COUNTY	STATE
011N	016W	9	9 011N 016W	Washita	OK
011N	016W	10	10 011N 016W	Washita	OK
011N	016W	15	15 011N 016W	Washita	OK
011N	016W	16	16 011N 016W	Washita	OK
011N	016W	21	21 011N 016W	Washita	OK
011N	016W	22	22 011N 016W	Washita	OK
011N	016W	27	27 011N 016W	Washita	OK
011N	016W	28	28 011N 016W	Washita	OK
011N	016W	31	31 011N 016W	Washita	OK
011N	016W	33	33 011N 016W	Washita	OK
010N	016W	4	4 010N 016W	Washita	OK
010N	016W	5	5 010N 016W	Washita	OK
011N	017W	5	5 011N 017W	Washita	OK
011N	017W	6	6 011N 017W	Washita	OK
011N	017W	9	9 011N 017W	Washita	OK
011N	017W	10	10 011N 017W	Washita	OK
011N	017W	13	13 011N 017W	Washita	OK
011N	017W	14	14 011N 017W	Washita	OK
011N	017W	15	15 011N 017W	Washita	OK
011N	017W	16	16 011N 017W	Washita	OK
011N	017W	17	17 011N 017W	Washita	OK
011N	017W	18	18 011N 017W	Washita	OK
011N	017W	20	20 011N 017W	Washita	OK
011N	017W	23	23 011N 017W	Washita	OK
011N	017W	24	24 011N 017W	Washita	OK
011N	017W	25	25 011N 017W	Washita	OK
011N	017W	26	26 011N 017W	Washita	OK
011N	017W	27	27 011N 017W	Washita	OK
011N	017W	28	28 011N 017W	Washita	OK

TOWNSHIP	RANGE	SECTION	LOCATION	COUNTY	STATE
011N	017W	29	29 011N 017W	Washita	OK
011N	017W	30	30 011N 017W	Washita	OK
011N	017W	31	31 011N 017W	Washita	OK
011N	017W	32	32 011N 017W	Washita	OK
011N	017W	34	34 011N 017W	Washita	OK
010N	017W	3	3 010N 017W	Washita	OK
011N	018W	1	1 011N 018W	Washita	OK
011N	018W	2	2 011N 018W	Washita	OK
011N	018W	4	4 011N 018W	Washita	OK
011N	018W	5	5 011N 018W	Washita	OK

TOWNSHIP	RANGE	SECTION	LOCATION	COUNTY	STATE
011N	018W	6	6 011N 018W	Washita	OK
011N	018W	7	7 011N 018W	Washita	OK
011N	018W	8	8 011N 018W	Washita	OK
011N	018W	9	9 011N 018W	Washita	OK
011N	018W	10	10 011N 018W	Washita	OK
011N	018W	11	11 011N 018W	Washita	OK
011N	018W	12	12 011N 018W	Washita	OK
011N	018W	13	13 011N 018W	Washita	OK
011N	018W	15	15 011N 018W	Washita	OK
011N	018W	17	17 011N 018W	Washita	OK
011N	018W	18	18 011N 018W	Washita	OK
011N	018W	19	19 011N 018W	Washita	OK
011N	018W	20	20 011N 018W	Washita	OK
011N	018W	21	21 011N 018W	Washita	OK
011N	018W	23	23 011N 018W	Washita	OK
011N	018W	24	24 011N 018W	Washita	OK
011N	018W	25	25 011N 018W	Washita	OK
011N	018W	26	26 011N 018W	Washita	OK
011N	018W	27	27 011N 018W	Washita	OK
011N	018W	28	28 011N 018W	Washita	OK
011N	018W	29	29 011N 018W	Washita	OK
011N	018W	30	30 011N 018W	Washita	OK
011N	018W	32	32 011N 018W	Washita	OK
011N	018W	35	35 011N 018W	Washita	OK
011N	019W	2	2 011N 019W	Washita	OK
011N	019W	3	3 011N 019W	Washita	OK
011N	019W	11	11 011N 019W	Washita	OK
011N	019W	12	12 011N 019W	Washita	OK
011N	019W	13	13 011N 019W	Washita	OK

TOWNSHIP	RANGE	SECTION	LOCATION	COUNTY	STATE
011N	019W	14	14 011N 019W	Washita	OK
011N	019W	22	22 011N 019W	Washita	OK
011N	019W	24	24 011N 019W	Washita	OK

Exhibit E

To Term Overriding Royalty Interest Conveyance (PUD)

(Target Formation Log)

See Attached

21413

COI

LEE ROY PILOT 1-24

TD12800

1678 KB

Top Des Moines (or Top Colony GW‘A’ )

Top Prue (or Base Colony GW ‘C’)

True Resolution

OR BACKUP

GAMMA RAY

Density Caliper

DEEP

[mDr6]

SHALLOW

[mDr2]

OVERANGE DEEP [m0r6]

OVERANGE SHALLOW[m0r2]

120 in. DOI

ANNEX A-2

COPY OF ASSIGNMENT

WHEN RECORDED

PLEASE RETURN TO:

Chesapeake E&P Holding Corporation

Attn: _____________________

6100 North Western Avenue

Oklahoma City, OK 73118

ASSIGNMENT OF TERM OVERRIDING ROYALTY INTERESTS

KNOW ALL MEN BY THESE PRESENTS THAT:

This ASSIGNMENT OF TERM OVERRIDING ROYALTY INTERESTS (this “Assignment”) from Chesapeake E&P Holding Corporation, an Oklahoma corporation, with offices at 6100 North Western Avenue, Oklahoma City, OK 73118 (“Assignor”), to Chesapeake Granite Wash Trust (the “Trust” or the “Assignee”), a statutory trust formed under the laws of the State of Delaware, with offices at c/o The Bank of New York Mellon Trust Company, N.A., Institutional Trust Services, 919 Congress Avenue, Suite 500, Austin, Texas 78701, is delivered to be effective as of 12:01 a.m., Central Time, July 1, 2011 (the “Effective Time”). Assignor and Assignee are sometimes referred to herein individually as a “Party” and collectively as “Parties.”

RECITALS

WHEREAS, Assignor is the owner of (i) a certain term overriding royalty interest covering the lands and leases described in Exhibit A-1 hereto and assigned to Assignor by Chesapeake Exploration, L.L.C., an Oklahoma limited liability company (“Chesapeake Exploration”), and further described in that certain recorded instrument entitled “Term Overriding Royalty Interest Conveyance (PDP)” (the “PDP Conveyance”), which PDP Conveyance is described in Exhibit B hereto, and (ii) a certain term overriding royalty interest covering the lands and leases described in Exhibit A-2 hereto and assigned to Assignor by Chesapeake Exploration and further described in that certain recorded instrument entitled “Term Overriding Royalty Interest Conveyance (PUD)” (the “PUD Conveyance” and, together with the PDP Conveyance, the “Conveyances”), which PUD Conveyance is described in Exhibit B hereto; and

WHEREAS, the Conveyances were filed in the records of the County Clerk of Washita County, Oklahoma, as described in Exhibit B hereto.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Conveyance. Effective as of the Effective Time, Assignor, for good and valuable consideration in hand paid by Assignee, hereby GRANTS, BARGAINS, SELLS, ASSIGNS, TRANSFERS, CONVEYS, SETS OVER AND DELIVERS to Assignee, without recourse or warranty (except the special warranty expressly provided below) or representation of any kind, all of its right, title and interest in and to the “Royalty Interest” (as defined in the PDP Conveyance) and the “Royalty Interest” (as defined in the PUD Conveyance) (collectively, the “Transferred Interests”), and any and all of the other rights arising from or under the Conveyances with respect to the Transferred Interests (collectively, the “Assigned Rights”). All persons are referred to the Conveyances for the terms thereof and for specific descriptions of the “Royalty Interest” created under each Conveyance.

Assignor hereby binds itself, its successors and assigns to warrant and forever defend the title to the Transferred Interests and the Assigned Rights herein granted, conveyed, assigned and transferred unto Assignee, its successors and assigns, against the lawful claims and demands of every person whomsoever claiming or to claim the same or any part thereof, by, through or under Assignor, but not otherwise.

2. Assumption; Acceptance. Assignee hereby assumes the express obligations of the “Assignee” under the Conveyances with respect to the Transferred Interests and the Assigned Rights to the extent such obligations arise under the terms of the Conveyances, and agrees to accept, take subject to and be bound by the terms and conditions of the Conveyances to the same extent as if Assignee, in such capacity, were the “Assignee” under the Conveyances.

3. Exhibits A-1 and A-2. For the avoidance of doubt, Exhibits A-1 and A-2 have been provided for convenience only. It is the express intent of the Parties that Exhibits A-1 and A-2 shall in no way modify or alter the rights, interests and obligations conveyed to Assignee pursuant to Paragraphs 1 and 2 of this Assignment.

4. Counterparts. This Assignment may be executed in any number of counterparts, all of which are identical. Every counterpart of this Assignment shall be deemed to be an original for all purposes, and all such counterparts together shall constitute one and the same instrument. As between the Parties, any signature hereto delivered by a Party by facsimile or other electronic transmission (including scanned documents delivered by email) shall be deemed an original hereto.

5. Governing Law. WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION, THIS ASSIGNMENT SHALL BE CONSTRUED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF OKLAHOMA.

6. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (i) this Assignment is executed and delivered by The Bank of New York Mellon Trust Company, N.A. (“Trustee”), not individually or personally, but solely as trustee of the Trust in the exercise of the powers and authority conferred and vested in it and (ii) under no circumstances shall the Trustee be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Assignee under this Assignment.

2

7. Further Assurances. Each of the Parties shall execute and deliver, at the reasonable request of the other Party, such additional documents, instruments, conveyances and assurances and take such further actions as such other Party may reasonably request to carry out the provisions hereof and give effect to the transactions contemplated by this Assignment.

8. Delivery and Acceptance. Notwithstanding the date(s) of execution of this Assignment as reflected in the acknowledgments below, this Assignment has been delivered by Assignor and accepted by Assignee immediately following the delivery of the Conveyances by Chesapeake Exploration and the acceptance thereof by Assignor.

[Signature page follows]

3

IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

Chesapeake E&P Holding Corporation

By:	/s/ Domenic J. Dell’Osso, Jr.
	Name:	Domenic J. Dell’Osso, Jr.
	Title:	Executive Vice President and Chief Financial Officer

[Signature page to Assignment]

Chesapeake Granite Wash Trust

By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

	By:	/s/ Michael J. Ulrich
		Name:	Michael J. Ulrich
		Title:	Vice President

[Signature Page to Assignment]

STATE OF OKLAHOMA	§
§
COUNTY OF OKLAHOMA	§

This instrument was acknowledged before me on November 14, 2011, by Domenic J. Dell’Osso, Jr. as Executive Vice President and Chief Financial Officer of Chesapeake E&P Holding Corporation, an Oklahoma corporation, on behalf of said corporation.

WITNESS my hand and official seal this 14th day of November, 2011.

/s/ Anita Brodrick
NOTARY PUBLIC,
State of Oklahoma
Anita Brodrick
(printed name)

My commission expires:

4/29/12

[SEAL]

STATE OF TEXAS	§
§
COUNTY OF TRAVIS	§

This instrument was acknowledged before me on November 10, 2011, by Michael J. Ulrich as Vice-President of The Bank of New York Mellon Trust Company, N.A., a national banking association organized under the laws of the United States of America, the Trustee of Chesapeake Granite Wash Trust, a Delaware statutory trust, on behalf of said national banking association as trustee of said trust.

WITNESS my hand and official seal this 10 day of November, 2011.

/s/ Sarah Newell
NOTARY PUBLIC,
State of Oklahoma
Sarah Newell
(printed name)

My commission expires:

02/16/14

[SEAL]

EXHIBIT A-1

(PDP Conveyance - Lease exhibit)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200025-001	OK	WASHITA	MCCORMICK, BARBARA ANN HOWE REVOCABLE TRUST	CHESAPEAKE EXPLORATION LP	5/23/2007	1087	462	I-2007-011138	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: LOTS 1, 2, 3, & E/2 OF LOT 4, S/2 NE/4, SE/4 NW/4, E/2 SW/4 NW/4
OK3200025-002	OK	WASHITA	HOWE, EUGENE MASON, II	CHESAPEAKE EXPLORATION LP	5/23/2007	1072	671	I-2007-005902	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: LOTS 1, 2, 3, & E/2 OF LOT 4, S/2 NE/4, SE/4 NW/4, E/2 SW/4 NW/4
OK3200025-004	OK	WASHITA	REGIER, CHARLES R & KATHY	CHESAPEAKE EXPLORATION LLC	7/23/2007	1082	289	I-2007-009329	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: LOT 1, LOT 2, S/2 NE/4, LOT 3, SE/4 NW/4 A/K/A E/2 NW/4, E/2 OF LOT 4, E/2 SW NW, SE/4
OK3200025-005	OK	WASHITA	REGIER, PHYLLIS MARLENE & DALE GENE REV	CHESAPEAKE EXPLORATION LLC	7/23/2007	1082	285	I-2007-009328	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-019	OK	WASHITA	HOOGE, LOIS J	CHESAPEAKE EXPLORATION LLC	1/28/2011	1196	404	I-2011-001956	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-020	OK	WASHITA	NICOL, EMILY AMBER DAVIDSON	CHESAPEAKE EXPLORATION LLC	12/28/2010	1196	407	I-2011-001957	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-021	OK	WASHITA	DAVIDSON, PHIL C	CHESAPEAKE EXPLORATION LLC	12/28/2010	1196	373	I-2011-001947	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-022	OK	WASHITA	RUTLEDGE, JEANEE E	CHESAPEAKE EXPLORATION LLC	12/28/2010	1196	376	I-2011-001948	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-023	OK	WASHITA	DAVIDSON, LARRY JON	CHESAPEAKE EXPLORATION LLC	12/28/2010	1196	379	I-2011-001949	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-024	OK	WASHITA	WHITE, ROZELL WILLEAN	CHESAPEAKE EXPLORATION LLC	12/28/2010	1196	615	I-2011-002026	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-025	OK	WASHITA	DAVIDSON, AARON ZACHARY	CHESAPEAKE EXPLORATION LLC	12/28/2010	1196	385	I-2011-001951	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-026	OK	WASHITA	REGIER, BRENT T	CHESAPEAKE EXPLORATION LLC	1/5/2011	1196	388	I-2011-001952	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-027	OK	WASHITA	TAYLOR, ROSALEE TUGWELL	CHESAPEAKE EXPLORATION LLC	1/5/2011	1196	392	I-2011-001953	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-028	OK	WASHITA	STOCKFISCH, CARLOYN K TUGWELL	CHESAPEAKE EXPLORATION LLC	1/5/2011	1196	396	I-2011-001954	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-029	OK	WASHITA	REIMER, SHERYL A	CHESAPEAKE EXPLORATION LLC	1/5/2011	1196	400	I-2011-001955	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-030	OK	WASHITA	REGIER, WALDEN J	CHESAPEAKE EXPLORATION LLC	1/5/2011	1197	689	I-2011-002796	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200170-004	OK	WASHITA	WAFUM-IV, INC	CHESAPEAKE EXPLORATION LLC	12/2/2010	1189	1055	I-2010-011039	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: E/2 SW/4
OK3200692-001	OK	WASHITA	HARMS, LEOTA H & LARRY	CHESAPEAKE EXPLORATION, LLC.	9/13/2007	1099	382	I-2007-011856	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W2SW
OK3200692-002	OK	WASHITA	ANDREWS, DELPHIA H & JIM	CHESAPEAKE EXPLORATION LLC	9/13/2007	1092	291	I-2007-012829	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-003	OK	WASHITA	HENNING, DELILA H & GUY	CHESAPEAKE EXPLORATION LLC	9/13/2007	1089	447	I-2007-011882	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-004	OK	WASHITA	BULLER, RONALD H & RUTH	CHESAPEAKE EXPLORATION LLC	9/13/2007	1089	840	I-2007-012038	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-005	OK	WASHITA	SCHMIDT FAMILY TRUST, DTD 2/14/03	CHESAPEAKE EXPLORATION LLC	9/13/2007	1089	384	I-2007-011857	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-006	OK	WASHITA	HARMS, LEOTA H AND LARRY	CHESAPEAKE EXPLORATION LLC	9/13/2007	1089	382	I-2007-011856	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200692-014	OK	WASHITA	SHELLEY FAMILY LLC	CHESAPEAKE EXPLORATION LLC	8/21/2009	1151	828	I-2009-008212	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-015	OK	WASHITA	MCCULLISS, PAUL L	CHESAPEAKE EXPLORATION LLC	9/29/2009	1149	960	I-2009-007590	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-016	OK	WASHITA	UNRUH LIVING TRUST AGREEMENT DTD 03-27-1996	CHESAPEAKE EXPLORATION LLC	11/18/2010	1198	375	I-2011-002993	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-017	OK	WASHITA	ZUERCHER, DWIGHT LOVING TR DTD 05/12/92	CHESAPEAKE EXPLORATION LLC	11/4/2010	1194	693	I-2011-001343	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-018	OK	WASHITA	ZUERCHER, WILMA LOVING TR DTD 05/12/92	CHESAPEAKE EXPLORATION LLC	11/4/2010	1198	372	I-2011002992	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-020	OK	WASHITA	HARMS FAMILY TRUST, THE U/D/O DECEMBER 8, 1993	CHESAPEAKE EXPLORATION LLC	11/23/2010	1201	499	I-2011-004035	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-021	OK	WASHITA	AVERY, ROBERT D	CHESAPEAKE EXPLORATION LLC	1/4/2011	1195	719	I-2011-001731	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-022	OK	WASHITA	SMITH, ANGELA M	CHESAPEAKE EXPLORATION LLC	12/15/2010	1201	602	I-2011-004062	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200105-001	OK	WASHITA	HORN, ARTHUR M LOVING TRUST ARTHUR M HORN TRUSTEE	CHESAPEAKE EXPLORATION LLC	8/22/2007	1085	245	I-2007-010391	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: E/2 SE/4
OK3200105-002	OK	WASHITA	HORN, SUSIE H LOVING TRUST DTD 3/25/91	CHESAPEAKE EXPLORATION LLC	8/22/2007	1085	247	I-2007-010392	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: E/2 SE/4
OK3200165-006	OK	WASHITA	PETERS, RUTH M TRUST DTD 10/13/88 AMENDED 1/23/90	CHESAPEAKE EXPLORATION LLC	1/7/2011	1194	253	I-2011-001201	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: LOT 2 SW/4 NE/4
OK3200165-007	OK	WASHITA	KOEHN, VERNA	CHESAPEAKE EXPLORATION LLC	12/20/2010	1197	154	I-2011-002652	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: LOT 2 (41.13), SW/4, NE/4
OK3200165-008	OK	WASHITA	MUENSCHER, JOHN	CHESAPEAKE EXPLORATION LLC	1/11/2011	1199	181	I-2011-003249	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: LOT 2 (41.13), SW/4 NE/4
OK3200165-009	OK	WASHITA	REIMER, GORDON W	CHESAPEAKE EXPLORATION LLC	12/23/2010	1197	41	I-2011-002618	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: LOT 2 (41.13), SW/4, NE/4
OK3200591-001	OK	WASHITA	BUIE, PATRICIA J	DALE FOLKS, LLC	1/22/2007	1065	135	I-2007-003129	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: SW/4, W/2 SE/4
OK3200591-002	OK	WASHITA	EVERETT, BLAKE A	DALE FOLKS, LLC	1/24/2007	1065	341	I-2007-003201	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: SW/4, W/2 SE/4
OK3200591-003	OK	WASHITA	EVERETT, CLARK J	DALE FOLKS, LLC	1/24/2007	1065	344	I-2007-003202	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: SW/4, W/2 SE/4
OK3200591-004	OK	WASHITA	EVERETT, LARRY	DALE FOLKS, LLC	1/22/2007	1065	156	I-2007-003136	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: SW/4, W/2 SE/4
OK3200591-005	OK	WASHITA	EVERETT LIVING TRUST	DALE FOLKS, LLC	1/22/2007	1065	153	I-2007-003135	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: W/2 SE/4
OK3200591-006	OK	WASHITA	EVERETT, NORMAN D TRUST	DALE FOLKS, LLC	1/24/2007	1062	713	I-2007-002193	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: W/2 SW/4
OK3200591-008	OK	WASHITA	VAN HOOZER, KRISTIE EVERETT	CHESAPEAKE EXPLORATION LLC	1/17/2011	1199	162	I-2011-003243	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: SW/4, W/2 SE/4
OK3200564-000	OK	WASHITA	BUNGARDT, ALFRED H TRUSTS A & B	DAVID S THOMPSON & ASSOCIATES	11/8/2006	1057	258	I-2007-00109	010N	017W	0003	TOWNSHIP 10 NORTH - RANGE 17 WEST SECTION 3: LOTS 3-4, S/2 NW/4, SW/4
OK3200677-001	OK	WASHITA	DICK, JAMES A	CHESAPEAKE EXPLORATION LLC	8/17/2007	1087	32	I-2007-010991	010N	017W	0003	TOWNSHIP 10 NORTH - RANGE 17 WEST SECTION 3: S/2 NE/4, ALL THAT PORTION OF N/2 NE/4 LYING W OF RAILROAD, SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200677-002	OK	WASHITA	POWELL SNOW, REBECCA D FORMERLY REBECCA D POWELL	CHESAPEAKE EXPLORATION LLC	8/17/2007	1087	28	I-2007-010990	010N	017W	0003	TOWNSHIP 10 NORTH - RANGE 17 WEST SECTION 3: S/2 NE/4, ALL THAT PORTION OF N/2 NE/4 LYING W OF RAILROAD, SE/4
OK3200800-000	OK	WASHITA	BORCHERS, MARTHA	DAVID S THOMPSON & ASSOCIATES	7/11/2007	1077	929	I-2007-007757	010N	017W	0003	TOWNSHIP 10 NORTH - RANGE 17 WEST SECTION 3: ALL OF LOT 1, ALL OF THAT PART OF LOT 2 LYING EAST OF THE ST. LOUIS AND SAN FRANCISCO RAILROAD RIGHT-OF-WAY IN THE NE/4
OK6200800-001	OK	WASHITA	OCC #576231/CD #201001916	COI/CELLC, APPLICANTS	6/16/2010	1204	655	I-2011-004812	010N	017W	0003	TOWNSHIP 10 NORTH - RANGE 17 WEST SECTION 3: ALL LIMITED TO VIRGILIAN, MISSOURIAN, & DES MOINES COMMON SOURCE OF SUPPLY
OK3200151-006	OK	WASHITA	FRIESEN, RAY & ALMA S	CHESAPEAKE EXPLORATION LLC	5/19/2008	1115	227	I-2008-007486	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 SE/4
OK3200151-007	OK	WASHITA	HIEBERT, VERA IRREVOCABLE TRUST AGREEMENT DTD 5/12/1987	CHESAPEAKE EXPLORATION LLC	8/6/2008	1116	125	I-2008-007816	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 SE/4
OK9270123-001	OK	WASHITA	BIA 14-20-205-13483	CROW CREEK ENERGY, LLC	7/19/2005			UNRECORDED	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: E/2 E/2 NW/4
OK9270124-001	OK	WASHITA	BIA 14-20-205-13484	CROW CREEK ENERGY, LLC	7/19/2005			UNRECORDED	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 NW/4 NW/4 NW/4 NW/4
OK9270126-001	OK	WASHITA	BIA 14-20-205-13481	CROW CREEK ENERGY, LLC	7/19/2005			UNRECORDED	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 E/2 NW/4
OK9270127-001	OK	WASHITA	BIA 14-20-205-13482	CROW CREEK ENERGY, LLC	7/19/2005			UNRECORDED	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4 NW/4, S/2 NW/4 NW/4, NE/4 NW/4 NW/4, E/2 NW/4 NW/4 NW/4, SW/4 NW/4 NW/4 NW/4, E/2 NW/4 NW/4 NW/4 NW/4
OK9270128-001	OK	WASHITA	BIA 14-20-205-13485	CROW CREEK ENERGY, LLC	7/19/2005			UNRECORDED	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SE/4 SE/4
OK9270129-001	OK	WASHITA	BIA 14-20-205-13486	CROW CREEK ENERGY, LLC	7/19/2005			UNRECORDED	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: NE/4 SE/4
OK9270333-001	OK	WASHITA	EDGAR, CURTIS W	PENN VIRGINIA MC ENERGY, LLC	6/10/2008	1115	212	I-2008-007481	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270334-001	OK	WASHITA	SAWATZKY, RAY P & JANET A	PENN VIRGINIA MC ENERGY, LLC	7/15/2008	1115	200	I-2008-007477	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4 SURFACE TO 17,032’
OK9270335-001	OK	WASHITA	EDGAR, SALLY	PENN VIRGINIA MC ENERGY, LLC	6/10/2008	1115	203	I-2008-007478	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270336-001	OK	WASHITA	PARKER, EVELYN M REV TR, EVELYN M PARKER, TRST	PENN VIRGINIA MC ENERGY, LLC	6/10/2008	1115	206	I-2008-007479	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270337-001	OK	WASHITA	EDGAR, ROBERT J	PENN VIRGINIA MC ENERGY, LLC	6/10/2008	1115	209	I-2008-007480	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270338-001	OK	WASHITA	KELTON, MARILYN	PENN VIRGINIA MC ENERGY, LLC	7/18/2008	1115	215	I-2008-007482	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270339-001	OK	WASHITA	MARTIN, KAREN	PENN VIRGINIA MC ENERGY, LLC	7/18/2008	1115	218	I-2008-007483	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270340-001	OK	WASHITA	SCHMIDT, RICK	PENN VIRGINIA MC ENERGY, LLC	7/18/2008	1115	221	I-2008-007484	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270340-002	OK	WASHITA	GREGG, C WEBER AND BEULAH J	TODCO PROPERTIES, INC	5/23/2008	1115	360	I-2008-007519	011N	016W	0009	TOWNSHIP 11 NORTH – RANGE 16 WEST SECTION 9: SW/4 INSOFAR AND ONLY INSOFAR AS TO THE HINZ USA #1-9H WELLBORE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270340-003	OK	WASHITA	SAWATZKY, ROY C	TODCO PROPERTIES, INC	6/10/2008	1115	321	I-2008-007509	011N	016W	0009	TOWNSHIP 11 NORTH – RANGE 16 WEST SECTION 9: SW/4 INSOFAR AND ONLY INSOFAR AS TO THE HINZ USA #1-9H WELLBORE
OK9270340-004	OK	WASHITA	SAWATZKY, ROBERT L	TODCO PROPERTIES, INC	6/10/2008	1116	28	I-2008-007791	011N	016W	0009	TOWNSHIP 11 NORTH – RANGE 16 WEST SECTION 9: SW/4 INSOFAR AND ONLY INSOFAR AS TO THE HINZ USA #1-9H WELLBORE
OK9270341-001	OK	WASHITA	HAMBROOK, VERA HIEBERT IREV TR AGREEMENT DTD 5/12/87	PENN VIRGINIA MC ENERGY, LLC	11/25/2008	1125	449		011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 SE/4
OK9270341-002	OK	WASHITA	HINZ, JOE B	TODCO PROPERTIES, INC	6/17/2008	1115	351	I-2008-007517	011N	016W	0009	TOWNSHIP 11 NORTH – RANGE 16 WEST SECTION 9: W/2 SE/4 INSOFAR AND ONLY INSOFAR AS TO THE HINZ USA #1-9H WELLBORE
OK9270342-001	OK	WASHITA	FRIESEN, RAY & ALMA S	PENN VIRGINIA MC ENERGY, LLC	6/26/2008	1115	227	I-2008-007486	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 SE/4
OK9270343-001	OK	WASHITA	SWITZER, LAURA F/K/A HIEBERT	PENN VIRGINIA MC ENERGY, LLC	6/26/2008	1115	224	I-2008-007485	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 SE/4
OK9270774-001	OK	WASHITA	SNIDER, DAVID B.	CJS PRODUCTION, LLC	6/19/2008	1188	681	I-2010-010545	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: NE/4
OK9270774-002	OK	WASHITA	SNIDER, MICHAEL G.	CJS PRODUCTION, LLC	6/19/2008	1188	681	I-2010-010545	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: NE/4
OK9270774-003	OK	WASHITA	SPRADLIN, KAREN J.	CJS PRODUCTION, LLC	6/19/2008	1188	681	I-2010-010545	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: NE/4
OK9270774-004	OK	WASHITA	SNIDER, DONALD W.	CJS PRODUCTION, LLC	6/19/2008	1188	681	I-2010-010545	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: NE/4
OK9270774-009	OK	WASHITA	OCC #561122/CD #200806786	COI & CELLC; APPLICANTS	10/21/2008				011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: ALL LIMITED TO PERMIAN, VIRGILIAN, MISSOURIAN & DES MOINES COMMON SOURCES OF SUPPLY
OK9270774-010	OK	WASHITA	SNIDER, LEON AND GWENETH	TODCO PROPERTIES, INC	6/12/2008	1115	138	I-2008-007461	011N	016W	0009	TOWNSHIP 11 NORTH – RANGE 16 WEST SECTION 9: NE/4 INSOFAR AND ONLY INSOFAR AS TO THE HINZ USA #1-9H WELLBORE
OK3200347-003	OK	WASHITA	VOTH, HILMAR LIFE ESTATE	CHESAPEAKE EXPLORATION LP	7/25/2006	1049	186	I-2006-008724	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4
OK3200347-004	OK	WASHITA	PENNER FARMS LLC	CHESAPEAKE EXPLORATION LLC	8/13/2009	1146	87	I-2009-006228	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4
OK3200347-005	OK	WASHITA	JANZ, DALE	CHESAPEAKE EXPLORATION LLC	8/19/2009	1165	253	I-2010-002747	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4
OK3200347-006	OK	WASHITA	JANZ, DANIEL	CHESAPEAKE EXPLORATION LLC	8/19/2009	1165	249	I-2010-002745	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4
OK3200347-007	OK	WASHITA	JANZ, DAVID	CHESAPEAKE EXPLORATION LLC	8/19/2009	1165	245	I-2010-002743	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4
OK3200347-008	OK	WASHITA	JANZ, GLORIA	CHESAPEAKE EXPLORATION LLC	8/19/2009	1165	251	I-2010-002746	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4
OK3200347-009	OK	WASHITA	WALTON, ROSALIE	CHESAPEAKE EXPLORATION LLC	8/19/2009	1165	247	I-2010-002744	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200668-004	OK	WASHITA	PRICE, BILL O REV TR, ETAL	CHESAPEAKE EXPLORATION, LLC	9/3/2010	1181	644	I-2010-008199	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SW/4
OK9270378-000	OK	WASHITA	BIA 14-20-205-14473	CHESAPEAKE EXPLORATION LLC	12/18/2009	1168	739	I-2010-003920	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: NE/4
OK9270380-000	OK	WASHITA	BIA 14-20-205-14474	CHESAPEAKE EXPLORATION LLC	12/18/2009	1169	993	I-2010-004416	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: N/2 N/2 NW/4 NW/4, N/2 NE/4 NW/4, N/2 S/2 NE/4 NW/4
OK5129091-007	OK	WASHITA	HARDWICK, BETH	CHESAPEAKE EXPLORATION LLC	3/3/2008	1106	64	I-2008-004141	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: E/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129091-008	OK	WASHITA	PITTMAN, HENRIETTA & JOHN I	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	61	I-2008-004140	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: E/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129091-009	OK	WASHITA	BEAVIN, RICK	CHESAPEAKE EXPLORATION LLC	3/3/2008	1107	895	I-2008-004829	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: E/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129091-010	OK	WASHITA	MCLAURIN, RUBY LEE & GEORGE K	CHESAPEAKE EXPLORATION LLC	7/8/2008	1116	153	I-2008-007828	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: E/2 SE/4
OK5129091-011	OK	WASHITA	STEWART, FRANKIE L A/K/A FRANKIE STEWART	CHESAPEAKE EXPLORATION LLC	6/27/2008	1116	161	I-2008-007831	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: E/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-007	OK	WASHITA	HARMS, MARTHA LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	6/16/2008	1112	294	I-2008-006486	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-008	OK	WASHITA	LEONARD & LINDA HARMS FAMILY, LLC	CHESAPEAKE EXPLORATION LLC	7/3/2008	1118	637	I-2008-008655	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-009	OK	WASHITA	SIMS, CAROL J REVOCABLE LIVING TRUST DTD 9/11/2007	CHESAPEAKE EXPLORATION LLC	7/10/2008	1118	641	I-2008-008657	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4
OK5129107-010	OK	WASHITA	HUNNICUTT, MARY JEAN A/K/A MARY JEAN ABRAHAMS	CHESAPEAKE EXPLORATION LLC	7/14/2008	1146	870	I-2009-006522	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4
OK5129107-011	OK	WASHITA	GORTON, SUSAN K A/K/A SUSAN K ABRAHAMS	CHESAPEAKE EXPLORATION LLC	7/14/2008	1117	460	I-2008-008257	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-012	OK	WASHITA	JANZEN, JANIE EILEEN	CHESAPEAKE EXPLORATION LLC	7/9/2008	1117	450	I-2008-008253	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-013	OK	WASHITA	KNIGHTSTEP, KATHLEEN G A/K/ A KATHLEEN G ABRAHAMS	CHESAPEAKE EXPLORATION LLC	7/14/2008	1117	475	I-2008-008263	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129107-014	OK	WASHITA	MITCHELL, PEGGY A A/K/ A PEGGY A ABRAHAMS	CHESAPEAKE EXPLORATION LLC	7/14/2008	1117	478	I-2008-008264	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-015	OK	WASHITA	BARRY, MARLENE ANN	CHESAPEAKE EXPLORATION LLC	7/9/2008	1118	604	I-2008-008641	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-016	OK	WASHITA	OCC #575421/CD #201001385	COI & CELLC, APPLICANTS	5/10/2010				011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 LIMITED TO THE PERMIAN, VIRGILIAN, MISSOURIAN & DES MOINES COMMON SOURCES OF SUPPLY
OK5129115-006	OK	WASHITA	CROWDER, CONNIE LYNN	CHESAPEAKE EXPLORATION LLC	7/29/2008	1114	382	I-2008-007197	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129115-007	OK	WASHITA	SHELTON, MARY DEANNE	CHESAPEAKE EXPLORATION LLC	7/28/2008	1114	385	I-2008-007198	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129115-008	OK	WASHITA	SNIDER, LARRY DEAN	CHESAPEAKE EXPLORATION LLC	7/29/2008	1114	388	I-2008-007199	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129115-009	OK	WASHITA	SNIDER, LEON & GWENETH	CHESAPEAKE EXPLORATION LLC	7/28/2008	1114	379	I-2008-007196	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129115-010	OK	WASHITA	BAHAN, W C FAMILY REV LIVING TRUST, ET AL	CHESAPEAKE EXPLORATION LLC	5/24/2010	1170	959	I-2010-004740	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM
OK9270379-000	OK	WASHITA	BIA 14-20-205-14475	CHESAPEAKE EXPLORATION LLC	12/18/2009	1169	989	I-2010-004415	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: SW/4
OK9270224-001	OK	WASHITA	SMITH, GLEN REVOCABLE TRUST DTD 4/30/1991	CHESAPEAKE EXPLORATION LLC	8/18/2008	1116	836	I-2008-008063	011N	016W	0016	TOWHSHIP 11 NORTH - RANGE 16 WEST SECTION 16: E/2 LTD TO 16,918’
OK9270224-002	OK	WASHITA	SHIPP, BRIAN N & JANE A	CHESAPEAKE EXPLORATION LLC	8/14/2008	1116	843	I-2008-08066	011N	016W	0016	TOWNSHIP 11 NORTH, RANGE 16 WEST SECTION 16: E/2 LTD TO 16,918’
OK9270224-003	OK	WASHITA	SHIPP, PATTIE J	CHESAPEAKE EXPLORATION LLC	8/14/2008	1116	841	I-2008-008065	011N	016W	0016	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 16: E/2 LTD TO 16,918’
OK9270225-001	OK	WASHITA	SMITH, ELMER TRUST DTD 1/13/1992	CHESAPEAKE EXPLORATION LLC	8/19/2008	1116	851	I-2008-008069	011N	016W	0016	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 16: W/2 LTD TO 16,918’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270225-002	OK	WASHITA	ELMER SMITH OIL COMPANY	CHESAPEAKE EXPLORATION LLC	8/19/2008	1116	839	I-2008-008064	011N	016W	0016

TOWNSHIP 11 NORTH - RANGE 16 WEST

SECTION 16: W/2, PROVIDED THAT THIS LEASE IS HERBY LIMITED TO 200 NET MINERAL ACRES OUT OF 240 NET MINERAL ACRES OWNED BY LESSOR, IT BEING THE INTENTION OF LESSOR TO EXCEPT 40 NET MINERAL ACRES FROM THIS LEASE. LTD TO 16,918’

OK9270138-002	OK	WASHITA	REINSCHMIEDT, EDWIN R	HARVEY E WHITE ENTERPRISES	2/9/1976	448	796	801	011N	016W	0021	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 21: NE/4, N/2 NW/4 LTD TO FORCE POOLED FMS (OCC #569643)
OK9270171-001	OK	WASHITA	STEHR, AGNES D 1992 REVOCABLE LIVING TRUST DTD 6/26/92	CHESAPEAKE EXPLORATION LLC	4/1/2008	1106	58	I-2008-004139	011N	016W	0021	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 21: SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM
OK9270171-002	OK	WASHITA	STEHR, DARRELL	CHESAPEAKE EXPLORATION LLC	4/1/2008	1106	55	I-2008-004138	011N	016W	0021	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 21: SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM
OK9270171-003	OK	WASHITA	STEHR, SYDNEY	CHESAPEAKE EXPLORATION LLC	4/1/2008	1106	52	I-2008-004137	011N	016W	0021	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 21: SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM
OK9270352-001	OK	WASHITA	GOERINGER, WALTER ROSS	TODCO PROPERTIES, INC	1/17/2008	1102	90	1-2008-002672	011N	016W	0021	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 21: SW/4 LTD TO S.E. OF 100’ BLW BASE OF DES MOINES GRANITE WASH FM (16,808’)
OK9270353-001	OK	WASHITA	SPERLE, BONNIE & ELGIN	TODCO PROPERTIES, INC	4/10/2008	1105	663	1-2008-003992	011N	016W	0021	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 21: SE/4 SURFACE TO 100’ BLW BASE OF DES MOINES FM
OK9270354-001	OK	WASHITA	OCC #569643/CD #200901402-T/O	SAMSON RESOURCES COMPANY	8/17/2009			UNRECORDED	011N	016W	0021	TOWNSHIP 11 NORTH - RAGNE 16 WEST SECTION 21: ALL LTD TO THE PERMIAN, VIRGILIAN, MISSOURIAN, AND DES MOINES
A01748-4740	OK	WASHITA	KING, MAUDE RUTH ET VIR	PALO DURO LAND COMPANY	11/2/1981	570	546		011N	016W	0022	NE/4 Sec. 22-11N-16W
A01748-4741	OK	WASHITA	KING , WILLIAM DON , TRUSTEE	PALO DURO LAND COMPANY	11/2/1981	571	474		011N	016W	0022	NE/4 Sec. 22-11N-16W
A01748-4742	OK	WASHITA	KING , WILLIAM DON	PALO DURO LAND COMPANY	11/2/1981	571	470		011N	016W	0022	NE/4 Sec. 22-11N-16W
A01748-4743	OK	WASHITA	KING , JIM DALE	PALO DURO LAND COMPANY	11/2/1981	571	466		011N	016W	0022	NE/4 Sec. 22-11N-16W
A01820-4745	OK	WASHITA	THOMPSON , OPAL	K. R. JAMES	11/20/1981	580	90		011N	016W	0022	SW/4 Sec. 22-11N-16W
A01820-4746	OK	WASHITA	THOMPSON , OPAL	AVANTI ENERGY CORPORATION	5/26/1982	594	204		011N	016W	0022	SW/4 Sec. 22-11N-16W
A01963-4747	OK	WASHITA	FRANSEN, ISAAC, ESTATE	WALTER B ANDERSON	2/16/1982	580	168		011N	016W	0022	SE/4 Sec. 22-11N-16W
A01963-4748	OK	WASHITA	GOODWIN , FRANCES L	MIKE*RAINBOLT	4/26/1977	467	929		011N	016W	0022	SE/4 Sec. 22-11N-16W
A01963-4749	OK	WASHITA	ZAHN , GEORGE O & LEE ELLA	MIKE RAINBOLT	4/13/1977	467	18		011N	016W	0022	SE/4 Sec. 22-11N-16W
A01963-4750	OK	WASHITA	VENABLE , ROBERT ALLEN	JACK B SMITH	2/22/1978	479	927		011N	016W	0022	SE/4 Sec. 22-11N-16W
A01963-4751	OK	WASHITA	HINZ , HENRY A , ET UX	RED LAND ENERGY COMPANY	5/19/1980	521	229		011N	016W	0022	S/2 SE/4 Sec. 22-11N-16W
A01963-4752	OK	WASHITA	HINZ , JOHN PAUL , ET UX	RED LAND ENERGY COMPANY	5/22/1980	520	841		011N	016W	0022	N/2 SE/4 Sec. 22-11N-16W
A01963-4753	OK	WASHITA	HINZ , JOE B , ET UX	RED LAND ENERGY COMPANY	5/9/1980	520	389		011N	016W	0022	S/2 SE/4 Sec. 22-11N-16W
D70L95-36578	OK	WASHITA	SNIDER, GEORGE P, ET UX	JACK B SMITH	6/1/1978	485	698		011N	016W	0022	T011N-R016W-22 S/2 NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK0006066-001	OK	WASHITA	OCC # 216402/CD # 95551	AVANTI ENERGY CORP, ETAL	5/19/1982				011N	016W	0022	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 22: ALL LIMITED TO PERMIAN, VIRGILIAN, MISSOURIAN, DES MOINES, ATOKA & MORROW COMMON SOURCES OF SUPPLY
OK0006066-002	OK	WASHITA	OCC # 511762/CD#200507082	SANGUINE GAS EXPLORATION	9/26/2006	1046	75	102006- 007596	011N	016W	0022	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 22: ALL LIMITED TO PERMIAN, VIRGILIAN, MISSOURIAN, DES MOINES, ATOKA & MORROW COMMON SOURCES OF SUPPLY
OK5490001-001	OK	WASHITA	BIA 14-20-205-7686	SMITH	1/31/1980	585	212	5725	011N	016W	0022	S2NW; 22-11N-16W
OK5490002-000	OK	WASHITA	HINZ, IRMA JEAN A/K/A ERMA	K R JAMES	2/27/1982	581	215	3793	011N	016W	0022	NWNW; 22-11N-16W
OK5490003-000	OK	WASHITA	HINZ, HENRY A & VERA HINZ	RED LAND ENERGY COMPANY	5/19/1980	521	232	4507	011N	016W	0022	NENW; 22-11N-16W
35-000773-002	OK	WASHITA	WILLIAMSON, MARYLIN JEAN LIV TR	CHESAPEAKE EXPLORATION, L.L.C.	7/6/2011	1206	85	I-2011-005126	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: SW, SE
35-000773-003	OK	WASHITA	HITCHCOCK, KEMBERLY & LOREN HITCHCOCK	CHESAPEAKE EXPLORATION, LLC	7/15/2011	1211	147	I-2011-006437	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: SE
35-001128-001	OK	WASHITA	SNIDER, BRIAN LEE	CHESAPEAKE EXPLORATION, LLC	7/8/2011	1206	89	I-2011-005127	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: NE
35-001129-001	OK	WASHITA	KREWALL, BRENDA RENE	CHESAPEAKE EXPLORATION, LLC	7/8/2011	1206	93	I-2011-005128	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: NE
35-001130-001	OK	WASHITA	SNIDER, LEON & GWYNETH	CHESAPEAKE EXPLORATION, LLC	7/6/2011	1206	97	I-2011-005129	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: NE
35-001551-001	OK	WASHITA	JOHNSON FAMILY TRUST	CHESAPEAKE EXPLORATION, L.L.C.	7/20/2011	1209	586	I-2011-005975	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: SE
OK9270074-004	OK	WASHITA	SCHWAB, ROBIN	CHESAPEAKE EXPLORATION LLC	6/20/2008	1114	401	I-2008-007205	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: SW/4
OK9270074-006	OK	WASHITA	SCHWAB, ROBIN LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	10/8/2008	1125	613	I-2008-011220	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: SW/4
OK9270074-007	OK	WASHITA	BRISTOW, BEVERLY A	CHESAPEAKE EXPLORATION LLC	6/24/2010	1178	973	I-2010-007389	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: SW/4
OK9270783-001	OK	WASHITA	BIA 14-20-205-14725	CHESAPEAKE EXPLORATION, LLC	8/31/2010	1193	754	I-2011-001024	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: AN UNDIVIDED 802/810 RESTRICTED INTEREST IN THE NW/4
OK9270892-001	OK	WASHITA	CHAPARRAL ROYALTY COMPANY	CHESAPEAKE EXPLORATION LLC	6/9/2011	1207	628	I-2011-005513	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: NE/4
OK9270892-002	OK	WASHITA	COLONIAL ROYALTIES LIMITED PARTNERSHIP	CHESAPEAKE EXPLORATION LLC	6/9/2011	1207	630	I-2011-005514	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: NE/4
OK9270892-003	OK	WASHITA	PENTAGON OIL COMPANY	CHESAPEAKE EXPLORATION LLC	6/9/2011	1207	632	I-2011-005515	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: NE/4
OK0011048-012	OK	WASHITA	GOERINGER, WALTER ROSS & DIANE	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	103	I-2008-004155	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: SE/4
OK0011048-013	OK	WASHITA	GOERINGER, AMANDA D	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	82	I-2008-004148	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: NW/4 LTD TO 17190’
OK0011048-014	OK	WASHITA	GOERINGER, JASON WALTER	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	85	I-2008-004149	011N	016W	0028	TOWNSHIP 11 N0RTH - RANGE 16 WEST SECITON 28: NW/4 LTD TO 17190’

8

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK0011048-015	OK	WASHITA	GOERINGER, LEO KEITH & SHERRI	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	106	I-2008-004156	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: SE/4 LTD TO 17190’
OK0011048-016	OK	WASHITA	GOERINGER, LEO KEITH & SHERRI	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	97	I-2008-004153	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: NW/4, E 53 1/3 ACS SW/4 LTD TO 17190’
OK0011048-017	OK	WASHITA	GOERINGER, LEO PAUL	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	88	I-2008-004150	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: NW/4 LTD TO 17190’
OK0011048-018	OK	WASHITA	GOERINGER, MATTHEW L	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	94	I-2008-004152	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECITON 28: NW/4 LTD TO 17190’
OK0011048-019	OK	WASHITA	GOERINGER, WALTER ROSS & DIANE	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	100	I-2008-004154	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: NW/4, E 53 1/3 ACS SW/4 LTD TO 17190’
OK9270065-001	OK	WASHITA	HUNTER, KAREN	CHESAPEAKE EXPLORATION LLC	3/24/2008	1106	172	I-2008-004180	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: E 53 1/3 ACRES SW/4
OK9270065-002	OK	WASHITA	LITTKE, RAYMOND & JUNE	CHESAPEAKE EXPLORATION LLC	6/16/2008	1114	403	I-2008-007206	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: W 53 1/3 AC OF SW/4 & CENTER 53 1/3 AC OF SW/4, (A/D/A 106.666667 AC OF SW/4) LTD TO 17,190’
OK9270065-003	OK	WASHITA	SHEPPARD, NANCY J	CHESAPEAKE EXPLORATION LLC	7/8/2008	1116	155	I-2008-007829	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 ACRES OF SW/4, CENTER 53 1/3 ACRES OF SW/4 LTD TO 17,190’
OK9270065-004	OK	WASHITA	R H VENABLE PROPERTIES, LTD	CHESAPEAKE EXPLORATION LLC	7/8/2008	1115	410	I-2008-007528	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: E/3 SW/4
OK9270065-005	OK	WASHITA	GODFREY, BRETT B	CHESAPEAKE EXPLORATION LLC	7/7/2008	1117	414	I-2008-008240	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 ACRES OF SW/4, CENTER 53 1/3 ACRES SW/4 LTD TO 17,190’
OK9270065-006	OK	WASHITA	LITTKE, PATRICIA	CHESAPEAKE EXPLORATION LLC	7/7/2008	1117	411	I-2008-008239	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 ACRES OF SW/4, CENTER 53 1/3 ACRES OF SW/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH FM
OK9270065-007	OK	WASHITA	LITTKE, MELISSA, PATRICIA LITTKE TESTAMENTARY TRUSTEE	CHESAPEAKE EXPLORATION LLC	7/7/2008	1117	417	I-2008-008241	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 ACRES OF SW/4, CENTER 53 1/3 ACRES OF SW/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH FM
OK9270065-008	OK	WASHITA	COLE, JULIA A	CHESAPEAKE EXPLORATION LLC	7/8/2008	1117	481	I-2008-008265	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: W 53 1/3 AC SW/4, C 53 1/3 AC SW/4 LTD TO 17,190’
OK9270065-009	OK	WASHITA	BALZER, RAYMA J	CHESAPEAKE EXPLORATION LLC	7/9/2008	1118	631	I-2008-008653	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 ACRES OF SW/4, CENTER 53 1/3 ACRES OF SW/4 LTD TO 17,190’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270065-010	OK	WASHITA	COLE, VICTOR L	CHESAPEAKE EXPLORATION LLC	7/14/2008	1117	447	I-2008-008252	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 OF THE SW/4, CENTER 53 1/3 ACRES OF SW/4 LTD TO 17,190’
OK9270065-011	OK	WASHITA	GODFREY, JAY D	CHESAPEAKE EXPLORATION LLC	7/9/2008	1118	615	I-2008-008645	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: W 53 1/3 AC SW/4, C 53 1/3 AC SW/4 LTD TO 17,190’
OK9270065-012	OK	WASHITA	SCHNEIDER, BENNIE RUE	CHESAPEAKE EXPLORATION LLC	7/23/2008	1119	677	I-2008-009064	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 ACRES OF SW/4, CENTER 53 1/3 ACRES SW/4 LTD TO 17,190’
OK9270065-013	OK	WASHITA	DICK, ARLOENE J	CHESAPEAKE EXPLORATION LLC	7/14/2008	1117	444	I-2008-008251	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 AC SW/4 & CENTER 53 1/3 AC SW/4 LTD TO 17,190’
OK9270068-001	OK	WASHITA	GOERINGER-DOSS, MARIYA ANN	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	91	I-2008-004151	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: NW/4 LTD TO 17190’
OK9270153-001	OK	WASHITA	ORR, JILL E	CHESAPEAKE EXPLORATION LLC	2/18/2008	1103	652	I-2008-003208	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: E 53 1/3 ACS SW/4 SURFACE TO 17,190
OK9270160-000	OK	WASHITA	MORRISON, KAY FRANCES	CHESAPEAKE EXPLORATION LLC	3/10/2008	1101	165	I-2008-002346	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: NE/4 SURFACE TO 17,190’
OK3200101-001	OK	WASHITA	BEHNKE, BERT	CHESAPEAKE EXPLORATION LLC	8/9/2007	1082	862	I-2007-009493	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: E/2 SE/4
OK3200101-002	OK	WASHITA	HIEBERT, LAVANDA A/K/A LAVANDA HEIBERT	CHESAPEAKE EXPLORATION LLC	8/9/2007	1082	868	I-2007-009495	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: E/2 SE/4
OK3200101-003	OK	WASHITA	BEHNKE, LARRY HEIR OF PHILIP G BEHNKE	CHESAPEAKE EXPLORATION LLC	8/9/2007	1083	610	I-2007-009776	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: E/2 SE/4
OK3200489-001	OK	WASHITA	GOERINGER, ELDON	CHESAPEAKE EXPLORATION LP	4/11/2007	1070	753	I-2007-005219	011N	016W	0031	TOWNSHIP 11 NORTH - 16 WEST SECTION 31: LOT 1, LOT 2, E/2 NW/4
OK3200489-002	OK	WASHITA	GARLING, PATRICIA	CHESAPEAKE EXPLORATION LP	4/11/2007	1070	755	I-2007-005220	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOT 1, LOT 2, E/2 NW/4
OK3200489-003	OK	WASHITA	LEWIS, LAVETA MAE	CHESAPEAKE EXPLORATION LP	4/11/2007	1072	834	I-2007-005968	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1 & 2 & E/2 NW/4
OK3200489-004	OK	WASHITA	FESSLER, NATALIE	CHESAPEAKE EXPLORATION LP	4/11/2007	1072	836	I-2007-005969	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1, 2 & E/2 NW/4
OK3200489-005	OK	WASHITA	INTEMANN, OLINDA	CHESAPEAKE EXPLORATION LP	4/11/2007	1070	764	I-2007-005224	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1 & 2 & E/2 NW/4
OK3200489-006	OK	WASHITA	JANTZ, RONALD K & DONNA F REV LIV TRUST DTD 6/27/00	CHESAPEAKE EXPLORATION LP	4/11/2007	1078	358	I-2007-007920	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1 & 2 & E/2 NW/4
OK3200489-007	OK	WASHITA	GOERINGER, SUSAN NICHOLE	CHESAPEAKE EXPLORATION LP	6/6/2007	1076	55	I-2007-007061	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 (A/D/A LOTS 1-2 & E/2 NW/4)
OK3200489-008	OK	WASHITA	GOERINGER, ELIZABETH	CHESAPEAKE EXPLORATION LP	6/6/2007	1076	494	I-2007-007237	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-009	OK	WASHITA	YOVANOFF, ROBERTA	CHESAPEAKE EXPLORATION LP	6/6/2007	1076	496	I-2007-007238	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1, 2, E/2 NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200489-010	OK	WASHITA	REECE, SYBIL MCCLAIN	CHESAPEAKE EXPLORATION LP	6/6/2007	1076	916	I-2007-007401	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-011	OK	WASHITA	PARISH, LILI A	CHESAPEAKE EXPLORATION LP	6/6/2007	1076	914	I-2007-007400	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 (A/D/A LOTS 1,2, E/2 NW/4)
OK3200489-012	OK	WASHITA	GOERINGER, GLENN S/P/A GLEN GOERINGER	CHESAPEAKE EXPLORATION LLC	8/15/2007	1082	841	I-2007-009481	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1,2, E/2 NW/4
OK3200489-013	OK	WASHITA	GOERINGER, BILL	CHESAPEAKE EXPLORATION LLC	8/15/2007	1084	49	I-2007-009944	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-014	OK	WASHITA	OLSON, ELAINE	CHESAPEAKE EXPLORATION LLC	8/14/2007	1084	55	I-2007-009947	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1 & 2, E/2 NW/4. LTD TO 17,080’
OK3200489-015	OK	WASHITA	GOERINGER, JERRY	CHESAPEAKE EXPLORATION LLC	8/15/2007	1083	612	I-2007-009777	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-016	OK	WASHITA	KOCH, KEITH ALLEN	CHESAPEAKE EXPLORATION LLC	8/14/2007	1082	824	I-2007-009474	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-017	OK	WASHITA	HUMBLE, LINDA PEGGY	CHESAPEAKE EXPLORATION LLC	8/15/2007	1084	45	I-2007-009942	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-018	OK	WASHITA	MANNING, CLYDENE	CHESAPEAKE EXPLORATION LLC	8/14/2007	1084	480	I-2007-010110	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, (A/D/A LOTS 1 & 2 & E/2 NW/4) LTD TO 17,080’
OK3200489-019	OK	WASHITA	MYERS, CHERYL	CHESAPEAKE EXPLORATION LLC	8/14/2007	1086	279	I-2007-010710	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1-2, E/2 NW/4 LTD TO 17,080’
OK3200489-020	OK	WASHITA	BARNES, DENNIS	CHESAPEAKE EXPLORATION LLC	8/14/2007	1084	508	I-2007-010121	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, (A/D/A LOTS 1-2, E/2 NW/4) LTD TO 17,080’
OK3200489-021	OK	WASHITA	HOAGLAND, WILMA S/P/ A WILMA HOGGLAND	CHESAPEAKE EXPLORATION LLC	8/15/2007	1085	21	I-2007-010306	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1,2, E/2 NW/4
OK3200489-022	OK	WASHITA	BOHL, NANCY A/ KA BOHLS, S/P/A BOLS	CHESAPEAKE EXPLORATION LLC	8/15/2007	1084	489	I-2007-010113	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 (A/D/A LOTS 1,2, E/2 NW/4)
OK3200489-023	OK	WASHITA	GOSS, BETTY LOU	CHESAPEAKE EXPLORATION LLC	11/28/2007	1096	662	I-2008-000877	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1, 2, E/2 NW/4 LTD TO SURFACE TO BASE OF DES MOINES FM
OK3200489-025	OK	WASHITA	KELLEY, J M & MARTHA 2005 LIVING TRUST	CHESAPEAKE EXPLORATION LLC	11/28/2007	1096	665	I-2008-000878	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1 & 2 & E/2 NW/4 LTD TO SURFACE TO BASE OF DES MOINES FM
OK3200489-026	OK	WASHITA	GODFREY, LYDIA	CHESAPEAKE EXPLORATION LLC	11/28/2007	1096	717	I-2008-000896	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-027	OK	WASHITA	WOLF, RICHARD JOHN	CHESAPEAKE EXPLORATION LLC	11/28/2007	1092	622	I-2007-012937	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1, 2, E/2 NW/4 LTD TO SURFACE TO BASE OF DES MOINES FM
OK3200489-028	OK	WASHITA	WOLF, EMANUEL JACOB, HEIR OF MARIE GOERINGER	CHESAPEAKE EXPLORATION LLC	11/28/2007	1098	15	I-2008-001403	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, & E/2 NW/4 LTD TO SURFACE TO BASE OF DES MOINES FM
OK3200489-029	OK	WASHITA	BOULTON, DOROTHY LOUISE	CHESAPEAKE EXPLORATION LLC	11/28/2007	1096	720	I-2008-000897	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, & E/2 NW/4 LTD TO SURFACE TO BASE OF DES MOINES FM

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200489-030	OK	WASHITA	GOERINGER, JON	CHESAPEAKE EXPLORATION LLC	2/21/2008	1103	661	I-2008-003211	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 17,080’
OK3200489-031	OK	WASHITA	VAN DUYNE, ROSALIE	CHESAPEAKE EXPLORATION LLC	2/21/2008	1103	664	I-2008-003212	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 17,080’
OK3200489-032	OK	WASHITA	GOERINGER, GARY	CHESAPEAKE EXPLORATION LLC	2/21/2008	1104	186	I-2008-003421	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 17,080’
OK3200489-033	OK	WASHITA	GOERINGER, RONALD	CHESAPEAKE EXPLORATION LLC	2/21/2008	1104	189	I-2008-003422	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 17,080’
OK3200489-034	OK	WASHITA	NORRIS, LINDA C, HEIR OF LEONA FLEMISTER, DECEASED	CHESAPEAKE EXPLORATION LLC	3/4/2008	1104	372	I-2008-003505	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-035	OK	WASHITA	INTEMANN, WAYNE L, HEIR OF LEONA FLEMISTER, DECEASED	CHESAPEAKE EXPLORATION LLC	3/4/2008	1104	372	I-2008-003508	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-036	OK	WASHITA	GOERINGER, ALICE REVOCABLE LIVING TRUST DTD 10/22/99	CHESAPEAKE EXPLORATION LLC	3/3/2008	1106	121	I-2008-004161	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-037	OK	WASHITA	GOERINGER, ERVIN E REVOCABLE LIVING TRUST DTD 10/22/99	CHESAPEAKE EXPLORATION LLC	3/3/2008	1106	124	I-2008-004162	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-038	OK	WASHITA	GOERINGER, HELEN JEAN, HEIR OF LEONA FLEMISTER	CHESAPEAKE EXPLORATION LLC	3/4/2008	1104	377	I-2008-003507	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-039	OK	WASHITA	BARBER, JANICE F/K/ A JANICE ZERBY	CHESAPEAKE EXPLORATION LLC	2/21/2008	1106	127	I-208-004163	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 A/D/A NW/4 SURFACE TO 17,080’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200489-040	OK	WASHITA	ELLISON, JEANETTE K, HEIR OF LEONA FLEMISTER, DECEASED	CHESAPEAKE EXPLORATION LLC	3/4/2008	1106	118	I-2008-004160	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-041	OK	WASHITA	GOERINGER, MICHAEL, HEIR OF EUGENE FLEMISTER, DECEASED	CHESAPEAKE EXPLORATION LLC	3/4/2008	1106	115	I-2008-004159	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-042	OK	WASHITA	VAN DUYNE, CHERYL A/ K/A CHERY VAN DUYNE	CHESAPEAKE EXPLORATION LLC	2/21/2008	1106	112	I-2008-004158	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 A/D/A NW/4 SURFACE TO 17,080’
OK3200489-043	OK	WASHITA	RAMSEY, ROBIN	CHESAPEAKE EXPLORATION LLC	2/21/2008	1106	130	I-2008-004164	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 17,080’
OK3200489-044	OK	WASHITA	FRERICHS, DAVID, HEIR OF LEONA FLEMISTER, DECEASED	CHESAPEAKE EXPLORATION LLC	3/4/2008	1106	109	I-2008-004157	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-045	OK	WASHITA	GALBRAITH, KAREN, F/K/ A KAREN COTTRELL	CHESAPEAKE EXPLORATION LLC	2/21/2008	1107	910	I-2008-004834	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 17,080’
OK3200489-046	OK	WASHITA	INTEMANN, OLINDA I	CHESAPEAKE EXPLORATION LLC	3/4/2008	1108	729	I-2008-005156	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-048	OK	WASHITA	GOERINGER, STEVE, HEIR OF LEONA FLEMISTER, DECEASED	CHESAPEAKE EXPLORATION LLC	3/31/2008	1108	732	I-208-005157	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-049	OK	WASHITA	GOERINGER, STEVE KEITH, HEIR OF EUGENE GOERINGER, DECD	CHESAPEAKE EXPLORATION LLC	3/31/2008	1108	735	I-2008-005158	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-050	OK	WASHITA	GOERINGER, HELEN JEAN, HEIR OF EUGENE GOERINGER, DECD	CHESAPEAKE EXPLORATION LLC	3/31/2008	1107	916	I-2008-004836	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-051	OK	WASHITA	GOERINGER, MICHAEL JAMES, HEIR OF EUGENE GOERINGER	CHESAPEAKE EXPLORATION LLC	3/31/2008	1110	924	I-2008-005947	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200489-052	OK	WASHITA	GOERINGER, GREGORY LYNN	CHESAPEAKE EXPLORATION LLC	3/31/2008	1108	745	I-2008-005161	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4, A/D/A NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200500-001	OK	WASHITA	REGIER, CHARLES R & KATHY	CHESAPEAKE EXPLORATION LP	4/10/2007	1069	744	I-2007-004867	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOT 3 & LOT 4 AND E/2 SW/4
OK3200500-002	OK	WASHITA	REGIER, DALE G & PHYLLIS M REV TR	CHESAPEAKE EXPLORATION LP	4/10/2007	1069	740	I-2007-004866	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOT 3 & LOT 4 AND E/2 SW/4
OK3200672-000	OK	WASHITA	ROSE, STANLEY	CHESAPEAKE EXPLORATION LLC	8/22/2007	1085	18	I-2007-010305	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NE/4 LTD TO 17,080’
OK3200754-001	OK	WASHITA	MORGAN, MICHAEL DAVID & GRETTA SUZANNE	CHESAPEAKE EXPLORATION LLC	11/19/2007	1143	143	I-2009-005352	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: SE/4
OK3200754-002	OK	WASHITA	BURNETT, JOHN R & DEANE	CHESAPEAKE EXPLORATION LLC	11/19/2007	1180	899	I-2010-007966 (CORRECTED)	011N	016W	0031	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 31: SE/4
OK9270168-001	OK	WASHITA	TAYLOR, BILL E & ELEANOR L FAMILY TRUST	CHESAPEAKE EXPLORATION LLC	7/15/2008	1121	559	I-2008-009986	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES FM
OK9270168-003	OK	WASHITA	TAYLOR, LOUIS E	CHESAPEAKE EXPLORATION LLC	3/7/2008	1108	212	I-2008-004974	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK9270168-004	OK	WASHITA	SCHULZ, DIANA T	CHESAPEAKE EXPLORATION LLC	3/7/2008	1108	741	I-2008-005160	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK9270168-006	OK	WASHITA	SCHULZ, MICHAEL K	CHESAPEAKE EXPLORATION LLC	3/7/2008	1108	204	I-2008-004972	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK9270168-008	OK	WASHITA	SCHULZ, MARK N	CHESAPEAKE EXPLORATION LLC	3/7/2008	1108	208	I-2008-004973	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK9270168-009	OK	WASHITA	VICKERS, REBECCA ANN, NEE REBECCA ANN HUNZINGER	CHESAPEAKE EXPLORATION LLC	7/24/2008	1118	618	I-2008-008646	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4
OK9270168-010	OK	WASHITA	HUNZICKER, FREDERICK WILLIAM IREV TRUST	CHESAPEAKE EXPLORATION LLC	7/30/2008	1121	557	I-2008-009985	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4
OK9270168-013	OK	WASHITA	BICKELMANN, CYNTHIA E, F/ K/A CYNTHIA E TAYLOR	CHESAPEAKE EXPLORATION LLC	7/15/2008	1121	563	I-2008-009987	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES FM
OK9270168-014	OK	WASHITA	OCC #568832/CD #200901490	COI-CELLC	7/6/2009	1161	50	I-2010-001282	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: ALL LTD TO PERMIAN, VIRGILIAN, MISSOURIAN, AND DES MOINES

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270168-015	OK	WASHITA	GOERINGER, DANNIE	QUESTAR EXPLORATION & PRODUCTION CO	6/12/2008	1110	999	I-2008-005974	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1,2, E/2 NW/4 (A.K.A NW/4)
OK9270168-016	OK	WASHITA	GLASSCOCK, DANA L	QUESTAR EXPLORATION & PRODUCTION CO	6/12/2008	1112	227	I-2008-006461	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1,2, E/2 NW/4 (A.K.A NW/4)
OK9270168-017	OK	WASHITA	GOERINGER, LINDA ANN	QUESTAR EXPLORATION & PRODUCTION CO	6/12/2008	1112	341	I-2008-006504	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1,2, E/2 NW/4 (A.K.A NW/4)
OK9270168-018	OK	WASHITA	KINNIBURGH, MARY ALICE	QUESTAR EXPLORATION & PRODUCTION CO	6/9/2008	1117	627		011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4, E/2 SE/4
OK9270168-019	OK	WASHITA	HUNZICKER, WALTER THOMAS	QUESTAR EXPLORATION & PRODUCTION CO	6/9/2008	1116	240	I-2008-007664	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4, E/2 SE/4 (A.K.A. SE/4)
OK3200471-001	OK	WASHITA	MCCORMICK, BARBARA A	CHESAPEAKE EXPLORATION LP	3/28/2007	1068	772	I-2007-004500	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: E/2 SW/4
OK3200471-002	OK	WASHITA	HOWE II, EUGENE MASON	CHESAPEAKE EXPLORATION LP	3/28/2007	1072	838	I-2007-005970	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: SW/4
OK3200492-001	OK	WASHITA	MCCORMICK, BARBARA ANN HOWE REVOCABLE TRUST	CHESAPEAKE EXPLORATION LP	3/28/2007	1069	386	I-2007-004736	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: W/2 SW/4
OK3200493-007	OK	WASHITA	WILLIAMSON, MARYLIN JEAN LIVING TR	CHESAPEAKE EXPLORATION LP	4/9/2007	1070	749	I-2007-005217	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: NW/4, N/2 SE/4
OK3200493-019	OK	WASHITA	JOHNSON, TOM MICHAEL	CHESAPEAKE EXPLORATION LLC	4/11/2008	1108	756	I-2008-005166	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: NW/4, N/2 SE/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES FM.
OK3200493-020	OK	WASHITA	RHODES, NANCY LEA	CHESAPEAKE EXPLORATION LLC	4/11/2008	1108	762	I-2008-005168	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: NW/4, N/2 SE/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES FM.
OK3200493-021	OK	WASHITA	MJ & E, LLC, OKLAHOMA LIMITED LIABILITY COMPANY	CHESAPEAKE EXPLORATION LLC	4/11/2008	1108	759	I-2008-005167	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: NW/4, N/2 SE/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES FM.
OK3200493-022	OK	WASHITA	HARMON, PEARL M & JULIA J FOUNDATION, INC	CHESAPEAKE EXPLORATION LLC	4/25/2008	1108	754	I-2008-005165	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: N/2 SE/4
OK9270117-001	OK	WASHITA	GOERINGER, LEO KEITH	CHESAPEAKE EXPLORATION LLC	2/14/2008	1099	341	I-2008-001864	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: NE/4 SURFACE TO 17,205’
OK9270117-002	OK	WASHITA	GOERINGER, WALTER ROSS & DIANE	CHESAPEAKE EXPLORATION LLC	2/14/2008	1099	350	I-2008-001867	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: NE/4 SURFACE TO 17,205’
OK9270232-001	OK	WASHITA	BIA 14-20-205-14207	CHESAPEAKE EXPLORATION LLC	3/6/2008	1119	527	I-2008-009005	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: S/2 SE/4
OK9270383-000	OK	WASHITA	OCC #567975/CD #200901211	COI & CELLC, APPLICANTS	5/28/2009				011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: ALL LIMITED TO THE PERMIAN, VIRGILIAN, MISSOURIAN AND DES MOINES COMMON SOURCES OF SUPPLY
OK9270253-001	OK	WASHITA	SISNEY, ROBIN J F/ K/A MARTIN	CROW CREEK ENERGY, LLC	10/15/2005	1024	99	I-2005-008372	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: SW/4
OK9270253-002	OK	WASHITA	LOBLEY, ROWENA & JERRY	CROW CREEK ENERGY, LLC	9/27/2005	1020	973	I-2005-007139	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270253-003	OK	WASHITA	TRIANGLE ROYALTY CORPORATION	CROW CREEK ENERGY, LLC	9/13/2005	1021	885	I-2005-007478	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: SW/4
OK9270253-004	OK	WASHITA	SHEETS, AILEEN KWAI-SIM	CROW CREEK ENERGY, LLC	9/27/2005	1023	695	I-2005-008212	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: SW/4
OK9270253-005	OK	WASHITA	REINSCHMIEDT, LARRY	CROW CREEK ENERGY, LLC	9/28/2005	1020	975	I-2005-007140	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: SE/4
OK9270253-006	OK	WASHITA	SAWATZKY, A REV TR DTD 3/18/98, ALNITA SAWATZKY, TRST	CROW CREEK ENERGY, LLC	9/28/2005	1021	541	I-2005-007360	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: LOTS 3, 4, S/2 NW/4, SW/4
OK9270253-007	OK	WASHITA	RJL INVESTMENTS LTD PARTNERSHIPS I	CROW CREEK ENERGY, LLC	9/28/2005	1021	539	I-2005-007359	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: LOTS 1, 2, S/2 NE/4, LOTS 3, 4, S/2 NW/4, SW/4, SE/4
OK3200674-001	OK	WASHITA	BELTER, CHARLES LEROY	CROW CREEK ENERGY, LLC	9/24/2005	1021	543	I-2005-007361	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 6, NE/4 SW/4, N/2 SE/4
OK3200674-002	OK	WASHITA	BELTER, GARY M	CROW CREEK ENERGY, LLC	9/24/2005	1021	545	I-2005-007362	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 6, NE/4 SW/4, N/2 SE/4
OK3200701-001	OK	WASHITA	COLE II, VICTOR LOUIS, HEIR OF SANDRA J LITTKE COLE	CHESAPEAKE EXPLORATION LLC	10/8/2007	1090	469	I-2007-012272	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4 LTD TO 17,150’
OK3200701-002	OK	WASHITA	SHEPPARD, NANCY J & KERMET	CROW CREEK ENERGY, LLC	10/17/2005	1022	1030	I-2005-007958	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-003	OK	WASHITA	DICK, AROLENE J & GILBERT	CROW CREEK ENERGY, LLC	10/17/2005	1022	1032	I-2005-007959	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-004	OK	WASHITA	LITTKE, RUBEN B LIVING TR DTD 06/04/97	CROW CREEK ENERGY, LLC	10/17/2005	1023	327	I-2005-008082	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-005	OK	WASHITA	SCHNEIDER, BENNIE RUE & PHIL	CROW CREEK ENERGY, LLC	10/17/2005	1023	324	I-2005-008081	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-006	OK	WASHITA	LITTKE, OLLIE EVELYN LIV TR DTD 06/04/97	CROW CREEK ENERGY, LLC	10/17/2005	1023	321	I-2005-008080	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-007	OK	WASHITA	BALZER, RAYMA J & JIMMY	CROW CREEK ENERGY, LLC	10/17/2005	1022	1028	I-2005-007957	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-008	OK	WASHITA	LITTKE, PATRICIA ANN	CROW CREEK ENERGY, LLC	10/17/2005	1022	1026	I-2005-007956	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-009	OK	WASHITA	LITTKE, MELISSA TR, PATRICIA LITTKE TRST	CROW CREEK ENERGY, LLC	10/17/2005	1022	1024	I-2005-007955	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-010	OK	WASHITA	GODFREY, JAY DOUGLAS	PENN VIRGINIA MC ENERGY, LLC	4/21/2008	1117	256	I-2008-008189	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4 A/D/A S/2 S/2
OK3200701-011	OK	WASHITA	GODFREY, BRETT BENJAMIN	PENN VIRGINIA MC ENERGY, LLC	4/21/2008	1117	258	I-2008-008190	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4, A/D/A S/2 S/2
OK9270004-001	OK	WASHITA	LITTKE, RAYMOND AND JUNE	CROW CREEK ENERGY, LLC	10/17/2005	1022	1021	I-2005-007954	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK9270275-001	OK	WASHITA	WEIL, ALLAN L & ELWINNA	CROW CREEK ENERGY, LLC	10/7/2005	1022	959	I-2005-007922	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 3-5, SE/4 NW/4
OK9270275-002	OK	WASHITA	WEIL, DWAIN R & RHONDA	CROW CREEK ENERGY, LLC	10/7/2005	1022	955	I-2005-007920	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 3-5, SE/4 NW/4
OK9270275-003	OK	WASHITA	COURNEYA, EDNA M A/K/A EDNA MAE COURNEYA	CROW CREEK ENERGY, LLC	10/18/2005	1022	950	I-2005-007918	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 3-5, SE/4 NW/4
OK9270275-004	OK	WASHITA	MCMILLEN, LUVERNE E	CROW CREEK ENERGY, LLC	10/18/2005	1022	947	I-2005-007917	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 3-5, SE/4 NW/4
OK9270276-001	OK	WASHITA	REINSCHMIEDT, LARRY	CROW CREEK ENERGY, LLC	9/28/2005	1021	419	I-2005-007307	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 1-2, S/2 NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270276-002	OK	WASHITA	RJL INVESTMENTS LIMITED PTRNSHP	CROW CREEK ENERGY, LLC	9/28/2005	1021	417	I-2005-007306	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 1-2, S/2 NE/4
OK9270277-001	OK	WASHITA	OCC #556807/CD #200803591	COI-CELLC	7/17/2008				011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: ALL LTD TO VIRGILIAN, MISSOURIAN, DES MOINES COMMON SOURCES OF SUPPLY
OK3200497-001	OK	WASHITA	RJL INVESTMENT LTD PARTNERSHIP I	CHESAPEAKE EXPLORATION LP	4/10/2007	1021	415		011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4 LTD TO 17,130’
OK3200497-002	OK	WASHITA	PANKRATZ, GLADYS MARIE AND HERMAN DWAYNE	CROW CREEK ENERGY, LLC	10/12/2005	1021	892	I-2005-007482	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4, L/E RAILROAD RIGHT-OF-WAY
OK3200497-003	OK	WASHITA	MOORE, MARSHA D	CROW CREEK ENERGY, LLC	10/17/2005	1022	102	I-2005-007577	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4, L/E RAILROAD RIGHT-OF-WAY
OK3200497-004	OK	WASHITA	ROSS, WALTER R	CROW CREEK ENERGY, LLC	10/17/2005	1022	100	I-2007-007576	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4, L/E RAILROAD RIGHT-OF-WAY
OK3200497-005	OK	WASHITA	REINSCHMIEDT, YNEZ, ET AL	CROW CREEK ENERGY, LLC	10/12/2005	1022	398	I-2005-007692	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4, L/E RAILROAD RIGHT-OF-WAY
OK3200497-006	OK	WASHITA	REINSCHMIEDT, DONALD RAY AND ZULLY, ET AL	CROW CREEK ENERGY, LLC	10/12/2005	1022	402	I-2005-007693	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4, L/E RAILROAD RIGHT-OF-WAY
OK3200497-007	OK	WASHITA	HOWARD, EDNA DELORES & DONALD	CROW CREEK ENERGY, LLC	10/12/2005	1021	735	I-2005-007432	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4
OK3200497-008	OK	WASHITA	DICK, VERA LEE & PAUL E	CROW CREEK ENERGY, LLC	10/12/2005	1021	739	I-2005-007434	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4
OK3200497-009	OK	WASHITA	ROSS, CLARA MARIE	CROW CREEK ENERGY, LLC	10/12/2005	1021	733	I-2005-007431	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4
OK3200497-010	OK	WASHITA	REINSCHMIEDT, JOHN	CROW CREEK ENERGY, LLC	10/12/2005	1021	737	I-2005-007433	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4
OK3200497-011	OK	WASHITA	NEUMAN, LILLIAN & JOHN	CROW CREEK ENERGY, LLC	10/12/2005	1022	407	I-2005-007695	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4
OK3200570-001	OK	WASHITA	EPPERSON, EILEEN	CHESAPEAKE EXPLORATION LP	5/3/2007	1104	359	CORRECTION	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SE/4
OK3200570-002	OK	WASHITA	WESSNER, RONALD L	CROW CREEK ENERGY, LLC	10/17/2005	1022	98	I-2005-007575	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: N/2 NW/4, L/E THE RR ROW, NW/4 NE/4, S/2 NE/4, E/2 SE/4, W/2 SE/4, S/2 NW/4, L/E RR ROW
OK3200570-003	OK	WASHITA	PHELPS, ANDREW RUSSELL	CHESAPEAKE EXPLORATION LLC	10/19/2007	1092	924	I-2007-013035	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SE/4
OK3200570-004	OK	WASHITA	PHELPS, CAROL	CHESAPEAKE EXPLORATION LP	5/3/2007	1099	384	I-2008-001882	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: E/2 SE/4
OK3200570-005	OK	WASHITA	SMITH, GAIL PHELPS	CHESAPEAKE EXPLORATION LP	5/3/2007	1098	445	I-2008-001565	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: E/2 SE/4
OK3200570-007	OK	WASHITA	WESSNER, CHARLES R	CROW CREEK ENERGY, LLC	10/17/2005	1022	154	I-2005-007595	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: N/2 NW/4, NW/4 NE/4, S/2 NE/4, E/2 SE/4, W/2 SE/4, S/2 NW/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK3200570-008	OK	WASHITA	JONES, KRISTA M	CROW CREEK ENERGY, LLC	10/25/2005	1023	332	I-2005-008084	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: N/2 NW/4, NW/4 NE/4, S/2 NE/4, E/2 SE/4, W/2 SE/4, S/2 NW/4, AS MORE FULLY DESCRIBED IN SAID LEASE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200570-009	OK	WASHITA	FORD OIL & GAS TRUST	CROW CREEK ENERGY, LLC	10/25/2005	1023	181	I-2005-008037	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: N/2 NW/4, NW/4 NE/4, S/2 NE/4, E/2 SE/4, W/2 SE/4, S/2 NW/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK3200570-010	OK	WASHITA	JONES, JOE R	CROW CREEK ENERGY, LLC	10/25/2005	1023	930	I-2005-008298	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: N/2 NW/4, NW/4 NE/4, S/2 NE/4, E/2 SE/4, W/2 SE/4, S/2 NW/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK3200570-011	OK	WASHITA	GARRISON, GRETCHEN L	CROW CREEK ENERGY, LLC	11/8/2005	1023	928	I-2005-008297	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: N/2 NW/4, NW/4 NE/4, S/2 NE/4, E/2 SE/4, W/2 SE/4, S/2 NW/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK3200570-012	OK	WASHITA	KEENAN, THOMPSON & JANICE TRUST DTD 5/5/03	CROW CREEK ENERGY, LLC	10/20/2005	1022	405	I-2005-007694	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NE/4
OK3200570-013	OK	WASHITA	KEENAN, ALLEN C	CROW CREEK ENERGY, LLC	10/20/2005	1023	330	I-2005-008083	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NE/4
OK3200570-014	OK	WASHITA	KEENAN, BARRY STUART	JMA ENERGY COMPANY, LLC	4/16/2006	1040	62	I-2006-005316	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NE/4, S/2 NW/4, LESS RAILROAD ROW
OK3200570-015	OK	WASHITA	BRADY, CONSTANCE KEENAN	JMA ENERGY COMPANY, LLC	4/19/2006	1037	279	I-2006-004254	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NE/4, S/2 NW/4, LESS RAILROAD ROW
OK3200570-016	OK	WASHITA	KEENAN, RICHARD S	JMA ENERGY COMPANY, LLC	4/19/2006	1037	283	I-2006-004256	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NE/4, S/2 NW/4, LESS RAILROAD ROW
OK3200570-017	OK	WASHITA	RICHMOND, VIRGINIA D	JMA ENERGY COMPANY, LLC	4/19/2006	1037	281	I-2006-004255	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NE/4, S/2 NW/4, LESS RAILROAD ROW
OK3200570-018	OK	WASHITA	BEVERLY OIL COMPANY	JMA ENERGY COMPANY, LLC	3/8/2006	1032	463	I-2006-002342	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NW/4 NE/4, E/2 SE/4, N/2 NW/4 LESS RAILROAD ROW
OK5129404-001	OK	WASHITA	ST/OK - CLO CS-25328	CHESAPEAKE EXPLORATION LP	1/31/2006	1030	1021	I-2006-001795	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NW/4 LESS 10.46 ACRES FOR RAILROAD COVERS FROM SURFACE TO BASE OF THE DES MOINES GRANITE WASH FM
OK5129404-002	OK	WASHITA	KEENAN, THOMPSON & JANICE M TRUST DTD 5/5/03	CROW CREEK ENERGY, LLC	10/20/2005	1022	156	I-2005-007596	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NW/4, L/E RR ROW
OK5129404-003	OK	WASHITA	KEENAN, ALLEN C	CROW CREEK ENERGY, LLC	10/20/2005	1023	183	I-2005-008038	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NW/4, L/E RR ROW
OK5129405-001	OK	WASHITA	ST/OK - CLO CS-25327	CHESAPEAKE EXPLORATION LP	1/31/2006	1030	1024	I-2006-001796	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NW/4 NE/4, S/2 NE/4 COVERS FROM SURFACE TO BASE OF THE DES MOINES GRANITE WASH FM
OK9270122-001	OK	WASHITA	MIRTZ, BENJAMIN F & GWENDOLYN	CROW CREEK ENERGY, LLC	10/12/2005	1021	894	I-2005-007483	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NE/4 NE/4
OK9270122-002	OK	WASHITA	SANDERS, LEONA & ERNEST	CROW CREEK ENERGY, LLC	10/12/2005	1022	96	I-2005-007574	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NE/4 NE/4
OK9270122-003	OK	WASHITA	DUDGEON, MARILYN KAY	CROW CREEK ENERGY, LLC	10/27/2005	1022	953	I-2005-007919	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NE/4 NE/4
OK9270122-004	OK	WASHITA	MUELLER, DARROLD JOHN & ELAINE	CROW CREEK ENEGY, LLC	10/27/2005	1024	690	I-2005-008572	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NE/4 NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270185-000	OK	WASHITA	OCC #549528/CD #200708233	COI/CELLC	1/31/2008				011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: ALL, COVERS ALL RIGHTS TO THE TONKAWA, MISSOURIAN GRANITE WASH & DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY
OK3200631-001	OK	WASHITA	MIRTZ, GWENDOLYN AND BENJAMIN F	FLATLANDS LAND COMPANY	6/21/2004	992	537	I-2004-006124	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4, N/2 NW/4, SE/4 NW/4
OK3200631-002	OK	WASHITA	DUDGEON, MARILYN KAY AND JERRY	FLATLANDS LAND COMPANY	7/12/2004	992	539	I-2004-006125	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4, N/2 NW/4, SE/4 NW/4
OK3200631-003	OK	WASHITA	MUELLER, DARROLD JOHN	FLATLANDS LAND COMPANY	8/27/2004	995	378	I-2004-007098	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: N/2 NW/4, SE/4 NW/4, SW/4
OK9270131-001	OK	WASHITA	STEIGMAN, GILBERT LELAND & VIOLA	FLATLANDS LAND COMPANY	8/27/2004	995	380	I-2004-007099	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SE/4
OK9270132-001	OK	WASHITA	SANDERS, LEONA & ERNEST	FLATLANDS LAND COMPANY	6/21/2004	992	535	I-2004-006123	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4, N/2 NW/4, SE/4 NW/4
OK9270133-001	OK	WASHITA	GARRISON, GRETCHEN	JMA ENERGY COMPANY, LLC	2/20/2006	1033	658	I-2006-002814	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4 NW/4
OK9270133-002	OK	WASHITA	BARTLETT, MARY, BEVERLY OIL COMPANY	JMA ENERGY COMPANY, LLC	2/13/2006	1031	79	I-2006-001821	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4 NW/4
OK9270133-003	OK	WASHITA	FORD OIL & GAS TRUST	JMA ENERGY COMPANY, LLC	12/30/2005	1027	731	I-2006-000744	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4 NW/4
OK9270133-004	OK	WASHITA	ST/OK - CS-25459	JMA ENERGY COMPANY, LLC	4/3/2006	1038	876	I-2006-004827	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4 NW/4 LTD TO THE DES MOINES GRANITE WASH (12,398’)
OK9270134-001	OK	WASHITA	WHITE, HARVEY E ENTERPRISES, INC	JMA ENERGY COMPANY, LLC	8/29/2005	1019	69	I-2005-006433	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: NE/4
OK9270178-001	OK	WASHITA	OCC #527122/CD #200601805 (OT)	JMA ENERGY COMPANY, LLC	7/17/2006			527122	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: ALL
OK3200409-001	OK	WASHITA	ROSE, STANLEY CHARLES S/P/A STANLEY ROSE	CHESAPEAKE EXPLORATION LP	1/8/2007	1061	137	I-2007-001628	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: NE/4
OK3200409-002	OK	WASHITA	DRECHSLER, IRETTA ANN & ROBERT J	PETROLEUM DEVELOPMENT COMPANY	9/1/2004	996	275	I-2004-007426	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: NE/4
OK3200452-001	OK	WASHITA	SAWATZKY, RAY P AND JANET	CHESAPEAKE EXPLORATION LP	2/13/2007	1063	914	I-2007-002629	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: SW/4
OK3200452-002	OK	WASHITA	REINSCHMIEDT, LEON	HARVEY E WHITE ENTERPRISES	9/24/2003	971	662	5663	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: SW/4
OK5129396-000	OK	WASHITA	STEHR, HULDA	CHESAPEAKE EXPLORATION LP	2/9/2006	1031	563	I-2006-001993	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: NW/4
OK9270101-001	OK	WASHITA	MATZ, PERRY JOE & DEBBIE	PETROLEUM DEVELOPMENT COMPANY	2/15/2005	1004	501	I-2005-001001	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: SE/4
OK9270101-002	OK	WASHITA	MATZ, RICHARD D & CAROL	PETROLEUM DEVELOPMENT COMPANY	2/3/2005	1004	504	I-2005-001002	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: SE/4
OK9270101-003	OK	WASHITA	PFEIFFER, MAURINE	PETROLEUM DEVELOPMENT COMPANY	2/4/2005	1004	755	I-2005-001092	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: SE/4
OK9270101-004	OK	WASHITA	SIMS, STEVEN M	PENN VIRGINIA MC ENERGY, LLC	5/25/2007	1028	245		011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: SE/4, SURFACE TO THE TOP OF THE ATOKA FORMATION LTD TO 16,683’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200373-001	OK	WASHITA	ROSE, STANLEY	CHESAPEAKE EXPLORATION LP	6/28/2006	1043	1005	I-2006-006685	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4 SURFACE TO 17,000’
OK3200373-002	OK	WASHITA	RICHERS, KENNETH HERMAN	CHESAPEAKE EXPLORATION LLC	8/29/2007	1085	70	I-2007-010325	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4 LTD TO 17,000’
OK3200373-003	OK	WASHITA	WORKMAN, CHARLES	CHESAPEAKE EXPLORATION LLC	8/28/2007	1086	1010	I-2007-010978	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4 LTD TO 17,000’
OK3200373-004	OK	WASHITA	KRIEN, DANNY	CHESAPEAKE EXPLORATION LLC	8/28/2007	1086	988	I-2007-010969	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK3200373-005	OK	WASHITA	TAFOYA, JOANN G	CHESAPEAKE EXPLORATION LLC	8/28/2007	1086	995	I-2007-010972	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4 LTD TO 17,000’
OK3200373-006	OK	WASHITA	EDWARDS, JANICE M	CHESAPEAKE EXPLORATION LLC	8/28/2007	1086	296	I-2007-010716	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4 LTD TO 17,000’
OK3200687-000	OK	WASHITA	SMITH, GLEN REV TR DTD 4/30/1991, BETTY SMITH, TRST	CHESAPEAKE EXPLORATION LP	8/23/2007	1085	719	I-2007-010542	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: S/2 SW/4 LTD TO 17,000’
OK3200706-001	OK	WASHITA	SMITH, ELMER TR DTD 1/13/1992, ELMER SMITH, TRST	CHESAPEAKE EXPLORATION LP	8/29/2007	1085	715	I-2007-010539	011N	017W	0014

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 14: N/2 SW/4, PROVIDED THAT, THERE IS EXCEPTED FROM THIS LEASE 20 NET MINERAL ACRES OWNED BY LESSOR, IT BEING THE INTENT OF THE PARTIES THAT LESSOR IS LEASING 60.00 NET MINERAL ACRES HEREBY

LTD TO 16,900’

OK5127231-001	OK	WASHITA	KAYSER, HILDA A 1992 REVOCABLE TRUST	PENN VIRGINIA MC ENERGY, LLC	6/6/2007	1077	960	I-2007-007775	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4 LTD TO 17,000
OK5129394-001	OK	WASHITA	WEIMER LTD, AN OK LIMITED PARTNERSHIP	CHESAPEAKE EXPLORATION LP	3/16/2006	1036	284	I-2006-003840	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: E/2 NE/4, W/2 NE/4
OK5129394-002	OK	WASHITA	SIMMONS, MARGARET LEE, A/K/A MARGARET LEE URI	CHESAPEAKE EXPLORATION LP	6/7/2006	1042	949	I-2006-006313	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: E/2 NE/4, W/2 NE/4
OK5129394-003	OK	WASHITA	URI, BOBBIE GWEN A/K/A BOBBY GWEN URI	CHESAPEAKE EXPLORATION LP	6/13/2006	1043	1008	I-2006-006686	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: E/2 NE/4, W/2 NE/4
OK5129394-004	OK	WASHITA	TAYLOR, DIANNA LEE & DALE H	CHESAPEAKE EXPLORATION LP	6/19/2007	1074	495	I-2007-006516	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: W/2 NE/4 LTD TO 17,000
OK5129394-005	OK	WASHITA	MILLER, FARRELL DEAN & CONNIE A	ROBERTSON	6/19/2007	1074	498		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: W/2 NE/4 LTD TO 17,000
OK5129394-006	OK	WASHITA	MAH HOLDINGS, LLC	PENN VIRGINIA MC ENERGY, LLC	6/13/2007	1075	681		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-007	OK	WASHITA	SCULLY, BETTY O’HARA	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	683		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4
OK5129394-008	OK	WASHITA	O’HARA, CAROLYN S	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	686		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4
OK5129394-009	OK	WASHITA	POWELL, TAMARA	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	689		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129394-010	OK	WASHITA	CHIARODO, MARY O’HARA LIV TR UNDER AGREEMENT DTD 7/6/04	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	691		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4
OK5129394-011	OK	WASHITA	CAILE, JANET F	PENN VIRGINIA MC ENERGY. LLC	6/12/2007	1075	694		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4
OK5129394-012	OK	WASHITA	BARTEL, VICKI SUE	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	697		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4
OK5129394-013	OK	WASHITA	INTERMANN, WELEDA ELFREDA	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	700		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-014	OK	WASHITA	JANZEN, ELIZABETH SUZANNE	PENN VIRGINIA MC ENERGY, LLC	6/13/2007	1075	702		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4
OK5129394-016	OK	WASHITA	SAWYER, DEANN C	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	707		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-017	OK	WASHITA	MOSER, CALVIN	PENN VIRGINIA MC ENERGY, LLC	6/14/2007	1075	709		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-018	OK	WASHITA	BUEHLER, WILLIAM	PENN VIRGINIA MC ENERGY, LLC	6/27/2007	1079	595		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-019	OK	WASHITA	BUEHLER, DONALD	PENN VIRGINIA MC ENERGY, LLC	6/26/2007	1079	598		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-020	OK	WASHITA	BUEHLER, HAROLD	PENN VIRGINIA MC ENERGY, LLC	6/26/2007	1079	601		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-021	OK	WASHITA	URI, NIKKI ANGEL	PENN VIRGINIA MC ENERGY, LLC	6/7/2007	1083	674		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NE/4
OK5129394-022	OK	WASHITA	FAIRWAY MINERALS COMPANY	PENN VIRGINIA MC ENERGY, LLC	8/13/2007	1084	4		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NE/4
OK5129394-023	OK	WASHITA	DOGGETT, BONNIE	PENN VIRGINIA MC ENERGY, LLC	7/24/2007	1093	1		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-024	OK	WASHITA	ZUEGE, VICTORIA A/ K/A VICTORIA CLAPPER	PENN VIRGINIA MC ENERGY, LLC	7/24/2007	1093	3		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK9270186-000	OK	WASHITA	OCC #549145/CD #200708240	COI/CELLC	1/22/2008				011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: ALL, COVERING THE VIRGILIAN, TONKAWA, MISSOURIAN GRANITE WASH, CLEVELAND & DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY
OK9270384-000	OK	WASHITA	SMITH, ELMER SMITH TRUST DTD 1/13/92, ELMER SMITH, TRUSTEE	CHRIS STEHR	1/28/2008	1097	190		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: N/2 SW/4
A00417-3105	OK	WASHITA	ST LOUIS- SAN FRANCISCO RAILWAY COMPANY	ARGOSY CORPORATION	11/10/1980	570	653		011N	017W	0015

INSOFAR AS TO LESSOR’S ONE HUNDRED FOOT (100’) WIDE RIGHT OF WAY, THAT IS, FIFTY FEET (50’) ON EACH SIDE OF THE CENTER LINE OF LESSOR’S MAIN TRACK AS SAME IS NOW LOCATED OVER AND ACROSS SECTION 15-11N-17W

Sec. 15-11N-17W

OK3200363-001	OK	WASHITA	BURRIS, CATHERINE J	CHESAPEAKE EXPLORATION LP	9/14/2006	1051	227	I-2006-009486	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-002	OK	WASHITA	EASON, DOUGLAS	CHESAPEAKE EXPLORATION LP	9/8/2006	1048	106		011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-003	OK	WASHITA	MEARS, ALTA GIVENS REV TR DTD 12/30/1991	CHESAPEAKE EXPLORATION LP	9/6/2006	1048	102	I-2006-008323	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-004	OK	WASHITA	MILUM FAMILY TRUST DATED 12/30/1991	CHESAPEAKE EXPLORATION LP	9/6/2006	1048	104	I-2006-008324	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-005	OK	WASHITA	MEARS, JUSTIN LEE ESTATE	CHESAPEAKE EXPLORATION LP	9/6/2006	1054	236	I-2006-010648	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200363-006	OK	WASHITA	LANOUETTE FAMILY 1998 TR DTD 8/3/1998	CHESAPEAKE EXPLORATION LP	10/24/2006	1056	646	I-2006-011474	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-007	OK	WASHITA	HILL, ALICE LORRAINE LIVING TR DTD 5/8/92	CHESAPEAKE EXPLORATION LP	11/29/2006	1059	761	I-2007-001077	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-008	OK	WASHITA	FLETCHER, FRED	CHESAPEAKE EXPLORATION LP	5/9/2007	1079	25	I-2007-008154	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-009	OK	WASHITA	MOORE, ANNA MARIE	JMA ENERGY COMPANY, LLC	2/17/2006	1033	71	I-2006-002596	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-010	OK	WASHITA	BOX, CYNTHIA ANN GRAVITT	JMA ENERGY COMPANY, LLC	1/20/2006	1031	84	I-2006-001823	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-011	OK	WASHITA	LAUZON, EVA DARLENE	JMA ENERGY COMPANY, LLC	9/19/2005	1020	532	I-2006-006982	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-013	OK	WASHITA	GRAVITT, JOHN LEE	JMA ENERGY COMPANY, LLC	2/17/2006	1033	75	I-2006-002598	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-014	OK	WASHITA	MEARS, STANLEY MICHAEL	JMA ENERGY COMPANY, LLC	3/2/2006	1033	69	I-2006-002595	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-015	OK	WASHITA	BOLLMAN, STEPHEN JOSEPH	JMA ENERGY COMPANYK, LLC	2/17/2006	1034	404	I-2006-003114	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-016	OK	WASHITA	REINSCHMIEDT, JOHN	JMA ENERGY COMPANY, LLC	9/8/2005	1021	183	I-2005-007231	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W/2, W/2 NE/4
OK3200363-017	OK	WASHITA	IVEY, ROBERT E	CHESAPEAKE EXPLORATION LLC	6/4/2008	1114	409	I-2008-007208	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4 SURFACE TO 100’ S.E. OF DES MOINES FM
OK3200363-018	OK	WASHITA	HILL, WILMA JEAN ET AL	CHESAPEAKE EXPLORATION LLC	7/11/2008	1114	852	I-2008-007361	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200552-001	OK	WASHITA	HENDERSON, BASIL	JMA ENERGY COMPANY, LLC	9/8/2005	1020	149	I-2005-006846	011N	017W	0015

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 15: A TRACT OF LAND LYING IN AND BEING A PART OF THE E/2 NE/4 OF SECTION 15-11N-17W AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE SE CORNER OF THE NE/4 OF SAID SECTION 15, THENCE NORTH 0 DEG 9’ WEST A DISTANCE OF 246’ ALONG THE EAST BOUNDARY LINE OF SAID SECTION 15, THENCE NORTH 89 DEG 24’ 03” WEST PARALLEL WITH THE SOUTH BOUNDARY LINE OF THE NE/4 OF SAID SECTION 15 A DISTANCE OF 463’, THENCE NORTH 16 DEG 03’ 22” EAST A DISTANCE OF 331.11’, THENCE SOUTH 89 DEG 24’ 03” EAST A DISTANCE OF 73.26’, THENCE SOUTH 0 DEG 30’ 36” WEST PARALLEL WITH THE EAST BOUNDARY LINE OF SECTION 15 A DISTANCE OF 299.14’, THENCE SOUTH 89 DEG 24’ 03” EAST A DISTANCE OF 301’ TO THE EAST BOUNDARY LINE OF SAID SECTION 15, THENCE NORTH 0 DEG 9’ WEST A DISTANCE OF 478.6’, TO A POINT 744.6’ NORTH OF THE SE CORNER OF THE NE/4 OF SAID SECTION 15, THENCE NORTH 89 DEG 48’ WEST A DISTANCE OF 485.3’ TO THE EAST BOUNDARY LINE OF THE RIGHT OF WAY OF THE S.L. & S.F. RAILROAD (FORMERLY THE BLACKWELL, ENID & SOUTHWESTERN RAILWAY), THENCE SOUTH 14 DEG 52’ WEST ALONG SAID EAST BOUNDARY LINE OF SAID RAILROAD RIGHT OF WAY A DISTANCE OF 769.7’ TO THE SOUTH BOUNDARY LINE OF THE NE/4 OF SAID SECTION 15, THENCE SOUTH 89 DEG 48’ EAST ALONG SAID SOUTH BOUNDARY LINE A DISTANCE OF 684.7’ TO THE POB

OK9270143-001	OK	WASHITA	ANDERSON, SR CLYDE	JMA ENERGY COMPANY, LLC	9/13/2005	1020	539	I-2005-006985	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: E/2 NE/4, AS MORE FULLY DESCRIBED IN SAID LEASE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270143-003	OK	WASHITA	ANDERSON, CARROL D	JMA ENERGY COMPANY, LLC	9/7/2005	1020	536	I-2005-006984	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: E/2 NE/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK9270143-004	OK	WASHITA	ANDERSON, DONNIE	JMA ENERGY COMPANY, LLC	9/13/2005	1020	542	I-2005-006986	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: E/2 NE/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK9270144-001	OK	WASHITA	STEIGMAN, LELAND & VIOLA	JMA ENERGY COMPANY, LLC	9/21/2005	1021	185	I-2005-007232	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SE/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK9270247-001	OK	WASHITA	OCC #556783/CD #200803940	COI & CELLC, APPLICANTS	7/14/2008				011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W OF THE IM, LIMITED TO THE TONKAWA, MISSOURIAN GRANITE WASH & DES MOINES GRANITE WASH
OK9270262-001	OK	WASHITA	STEHR, DARRELL	PENN VIRGINIA MC ENERGY LLC	10/10/2007	1088	594	I-2007-011555	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W/2 NE/4, NW/4, SW/4 LTD TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH FM (17,100’)
OK9270263-001	OK	WASHITA	STEHR, SYDNEY	PENN VIRGINIA MC ENERGY LLC	10/10/2007	1088	597	I-2007-011556	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W/2 NE/4, NW/4, SW/4 LTD TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH FM (17,100’)
OK9270264-001	OK	WASHITA	STEHR, AGNES D 1992 REV LIV TR, AGNES STEHR, TRST	CROW CREEK ENERGY, LLC	1/1/2005	1005	663	I-2005-001417	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W/2 NE/4, NW/4, SW/4
OK9270264-002	OK	WASHITA	STEHR, ERVIN H 1992 REV LIV TR, ERVIN H STEHR, TRST	CROW CREEK ENERGY, LLC	1/1/2005	1005	669	I-2005-001420	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W/2 NE/4, NW/4, SW/4
OK9270264-003	OK	WASHITA	HILL, CHARLES E LIVING TRUST DTD 8/04/94, ET AL	CROW CREEK ENERGY, LLC	2/7/2005	1006	588	I-2005-001741	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK9270264-004	OK	WASHITA	HENDERSON, WALTER RAY	CROW CREEK ENERGY, LLC	2/7/2005	1006	565	I-2005-001732	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: E/2 NE/4
OK9270264-005	OK	WASHITA	RODKEY, ADA S TESTAMENTARY TRUST, ET AL	CROW CREEK ENERGY, LLC	2/11/2005	1007	514	I-2005-002076	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK9270264-006	OK	WASHITA	IVEY, ROBERT E	CROW CREEK ENERGY, LLC	2/11/2005	1008	40	I-2005-002270	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK9270264-007	OK	WASHITA	HILL FAMILY TRUST, SHIRLEY M HILL, TRST	CROW CREEK ENERGY, LLC	2/8/2005	1010	511	I-2005-003166	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK9270265-001	OK	WASHITA	SPERLE, BONNIE & ELGIN	PENN VIRGINIA MC ENERGY, LLC	12/3/2007	1102	403		011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W/2 NE/4, NW/4, SW/4
OK9270266-001	OK	WASHITA	BOLLMAN, JIMMY DALE	PENN VIRGINIA MC ENERGY LLC	3/3/2008	1105	118	I-2008-003773	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES (17,100’)
OK9270267-001	OK	WASHITA	BUELL, BOB T REV LIV TR, BOB T BUELL, TRST	CROW CREEEK ENERGY, LLC	2/7/2005	1006	288	I-2005-00638	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200495-000	OK	WASHITA	BORCHERS, PAUL AND BETTY JO	CHESAPEAKE EXPLORATION LP	4/19/2007	1069	10	I-2007-004599	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: SW/4, SE/4 A/D/A S/2
OK9270147-001	OK	WASHITA	CHILDRESS, ZELDA MAE	CROW CREEK ENERGY, LLC	1/7/2005	1005	184	I-2005-001219	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270147-002	OK	WASHITA	FARMERS UNION COOP ROYALTY COMPANY	JMA ENERGY COMPANY, LLC	1/5/2006	1027	953	I-2006-000810	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: SE/4
OK9270147-003	OK	WASHITA	BRANDEL, JUDITH A, A/ K/A BANDY	JMA ENERGY COMPANY, LLC	1/18/2006	1027	735	I-2006-000746	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: SE/4
OK9270147-004	OK	WASHITA	MACTAVISH, PHYLLIS ANN, A/K/A MACDONELL	JMA ENERGY COMPANY, LLC	9/16/2005	1021	501	I-2005-007341	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: SE/4
OK9270147-005	OK	WASHITA	BANDY, LOYD	JMA ENERGY COMPANY, LLC	1/19/2006	1030	625	I-2006-001679	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: SE/4
OK9270148-001	OK	WASHITA	GUDGEL, DEBRA JEAN	JMA ENERGY COMPANY, LLC	9/8/2005	1021	508	I-2005-007344	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: N/2, SW/4
OK9270148-002	OK	WASHITA	MCGURK, KAREN SUE & DONALD J	JMA ENERGY COMPANY, LLC	9/8/2005	1026	718	I-2006-000365	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: N/2, SW/4
OK9270148-003	OK	WASHITA	NIMMO, LINDA GAIL & CHARLES	JMA ENERGY COMPANY, LLC	9/8/2005	1021	173	I-2005-007226	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: N/2, SW/4
OK9270148-004	OK	WASHITA	REICHERT, PAMELA KAY & JOSEPH	JMA ENERGY COMPANY, LLC	9/8/2005	1021	188	I-2005-007233	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: N/2, SW/4
OK9270264-008	OK	WASHITA	STEHR, AGNES D 1992 REV LIV TR, AGNES D STEHR, TRST	CROW CREEK ENERGY, LLC	1/1/2005	1005	665	I-2005-001418	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: N/2 SW/4
OK9270264-009	OK	WASHITA	STEHR, ERVIN H 1992 REV LIV TR, ERVIN H STEHR, TRST	CROW CREEK ENERGY, LLC	1/1/2005	1005	667	I-2005-001419	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: N/2 SW/4
OK9270264-010	OK	WASHITA	OCC #539939/CD #200702426-T	PENN VIRGINIA MC ENERGY, LLC	5/29/2007	1138	176	I-2009-003314	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: ALL
A00302-12987	OK	WASHITA	WISE , GLEN CHESTER , ET UX	CHARLES E BROWN	4/26/1977	465	301		011N	017W	0017	N/2 SW/4 & S/2 S/2 NW/4 Sec. 17-11N-17W
A00302-12988	OK	WASHITA	STEHR , ERVIN , ET UX	ROGER S FOLSOM	4/22/1977	464	735		011N	017W	0017	N/2 NW/4 & N/2 S/2 NW/4 Sec. 17-11N-17W
A00302-12989	OK	WASHITA	SMITH , MINNIE	CHARLES E BROWN	6/10/1977	470	827		011N	017W	0017	N/2 NW/4 & N/2 S/2 NW/4 Sec. 17-11N-17W
A00302-2290	OK	WASHITA	STEHR , ERVIN AND AGNES	D A BASH AND ASSOCIATES INC	1/22/1980	520	409		011N	017W	0017	S/2 SW/4 & SE/4, LESS AND EXCEPT THE ATCHISON, TOPEKA AND SANTA FE RAILROAD RIGHT-OF-WAY DESCRIBED AS FOLLOWS: A STRIP OF LAND ONE HUNDRED FEET WIDE, THE SAME TO EX- TEND A UNIFORM WIDTH OF FIFTY FEET ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE SE/4, AND ALSO AN ADDITIONAL WIDTH OF 25 FEET ON EACH SIDE OF THE ONE HUNDRED FT. ABOVE MENTIONED COMMENCING AT THE NORTH LINE OF SAID QUARTER SEC. AND EXTENDING SOUTH TO STATION 208 SAID EXCEPTION CONTAINING 6.86 ACRES MORE OR LESS, ALL OF THE ABOVE DESCRIBED LAND CONTAINING IN AGGREGATE 233.14 ACRES MORE OR LESS Sec. 17-11N-17W
A00303-2291	OK	WASHITA	STEIGMAN , LOUIS C. W. AND CLARA	J M MOYER	12/8/1971	410	105	6404	011N	017W	0017	NE/4 Sec. 17-11N-17W
OK0011273-001	OK	WASHITA	SANDERS, MELBA L LIVING TRUST DTD 01/06/04	CHESAPEAKE EXPLORATION LP	4/13/2006	1038	217	I-2006-004588	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: E/2 NW/4, LOT 3, NE/4 SW/4
OK0011273-002	OK	WASHITA	KEMPF, GARY D LIVING TR DATED 8/9/1996	CHESAPEAKE EXPLORATION LP	5/30/2006	1041	840	I-2006-005914	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: E/2 NW/4, LOT 3, NE/4 SW/4
OK3200073-001	OK	WASHITA	MAYNARD, CAROL	CHESAPEAKE EXPLORATION LP	7/24/2006	1046	560	I-2006-007761	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: S/2 SE/4, LOT 4, SE/4 SW/4 LTD TO 17,225’
OK3200073-002	OK	WASHITA	NEWMAN, DIANA	CHESAPEAKE EXPLORATION LP	7/24/2006	1047	127	I-2006-007963	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: S/2 SE/4, LOT 4, SE/4 SW/4 LTD TO 17,225’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200073-003	OK	WASHITA	CORBETT, GERALDINE	CHESAPEAKE EXPLORATION LP	7/25/2006	1046	566	I-2006-007763	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: S/2 SE/4, LOT 4, SE/4 SW/4 A/D/A S/2 S/2 LTD TO 17,225’
OK3200073-004	OK	WASHITA	JONES- KALKMAN MINERAL COMPANY	CHESAPEAKE EXPLORATION LLC	1/21/2008	1097	653	I-2008-001270	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: S/2 SE/4, LOT 4, SE/4 SW/4 LTD TO 17,175’
OK3200377-001	OK	WASHITA	PARROTT FAMILY LIMITED PTRSHP, AN OKLAHOMA LIMITED PTRSHP	CHESAPEAKE EXPLORATION LP	9/15/2006	1051	894	I-2006-009730	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: N/2 NE/4, N/2 S/2 NE/4
OK3200377-002	OK	WASHITA	LOWRY, GEORGE WHEELER TRUST	CHESAPEAKE EXPLORATION LP	3/5/2007	1067	518	I-2007-004060	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: NE/4, N/2 SE/4 LTD TO 17,100’
OK3200377-003	OK	WASHITA	MOSS, MARY EDITH	CHESAPEAKE EXPLORATION LP	9/15/2006	1053	246	I-2006-010277	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: N/2 SE/4, S/2 S/2 NE/4
OK3200377-004	OK	WASHITA	LOWRY JR, G W & CHERYL	CHESAPEAKE EXPLORATION LP	3/5/2007	1067	525	I-2007-004062	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: NE/4, N/2 SE/4 LTD TO 17,100’
OK3200377-005	OK	WASHITA	LOWRY, LACY LEIGH LIVING TRUST	CHESAPEAKE EXPLORATION LP	3/5/2007	1068	774	I-2007-004501	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: NE/4, N/2 SE/4 LTD TO 17,100’
OK3200380-001	OK	WASHITA	HOWARD, EDNA DELORES	CHESAPEAKE EXPLORATION LP	10/4/2006	1052	697	I-2006-010066	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-002	OK	WASHITA	ROSS, CLARA MARIE	CHESAPEAKE EXPLORATION LP	10/4/2006	1052	700	I-2006-010067	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-003	OK	WASHITA	DICK, VERA LEE	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	260	I-2006-0101282	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-004	OK	WASHITA	KAISER, LILLIAN L, A/K/A LILLIAN L NEUMAN	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	224	I-2006-010270	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-005	OK	WASHITA	MOORE, MARSHA D	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	254	I-2006-010280	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-006	OK	WASHITA	PANKRATZ, GLADYS MARIE	CHESAPEAKE EXPLORATION LP	10/2/2006	1053	251	I-2006-010279	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-007	OK	WASHITA	REINSCHMIDT, JOHN	CHESAPEAKE EXPLORATION LP	10/2/2006	1053	248	I-2006-010278	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-008	OK	WASHITA	REINSCHMIDT JR, DONALD RAY	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	220	I-2006-010269	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-009	OK	WASHITA	REINSCHMIDT, MICHELLE	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	208	I-2006-010266	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2, A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-010	OK	WASHITA	REINSCHMIDT, RICK	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	212	I-2006-010267	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2 A/D/A W/2 NW/4 LTD TO 17,225’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200380-011	OK	WASHITA	REINSCHMIDT, SCOTT	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	204	I-2006-010265	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2, A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-012	OK	WASHITA	REINSCHMIDT, SHERYL	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	216	I-2006-010268	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2, A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-013	OK	WASHITA	ROSS, WALTER R	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	257	I-2006-010281	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-014	OK	WASHITA	REINSCHMIDT, YNEZ LIFE ESTATE	CHESAPEAKE EXPLORATION LP	10/13/2006	1054	252	I-2006-010654	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2, A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-016	OK	WASHITA	RJL INVESTMENT LTD PTRSHP 1, OKLA LTD PTRSHP	CHESAPEAKE EXPLORATION LP	10/4/2006	1054	270	I-2006-010661	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
A00235-2245	OK	WASHITA	STEHR, BENNIE & MARY K	J J WRIGHT	5/8/1971	397	441		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: N/2 SE/4
A00235-2246	OK	WASHITA	STEHR, IDA ET AL	EL PASO NATURAL GAS	6/10/1977	468	885		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 SE/4
A00236-2247	OK	WASHITA	ALLEN, EDNA AND RICHARD R	DALE*FOLKS	7/2/1979	506	44		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: NE/4, N/2 NW/4
A00236-2248	OK	WASHITA	JONES, MILDRED & PRESLEY	DALE*FOLKS	7/2/1979	506	47		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: NE/4, N/2 NW/4
A00237-2249	OK	WASHITA	PETERS, LOUIE H & MARTHA	ARGOSY CORPORATION	12/18/1979	513	465		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2250	OK	WASHITA	SPERLE, J C & PATRICIA K	ARGOSY CORPORATION	12/18/1979	513	640		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2251	OK	WASHITA	REIMER , JONETTA K & BERT	ARGOSY CORPORATION	12/19/1979	513	644		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2252	OK	WASHITA	FLAMING, LOUISE A	ARGOSY CORPORATION	12/19/1979	513	497		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2253	OK	WASHITA	MCCORMACK , KATHY	D A BASH AND ASSOCIATES INC	5/15/1980	520	890		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2254	OK	WASHITA	PAGE, LAURA	D A BASH AND ASSOCIATES INC	5/19/1980	520	893		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2255	OK	WASHITA	GRAUMANN, GLORIA	D A BASH AND ASSOCIATES INC	5/15/1980	520	896		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2256	OK	WASHITA	BENNETT, WANDA	D A BASH AND ASSOCIATES INC	5/15/1980	520	899		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2257	OK	WASHITA	WALTRIP, CAROLYN SUE	D A BASH AND ASSOCIATES INC	5/14/1980	521	559		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2258	OK	WASHITA	ROSE, JAMES ROBERT	D A BASH AND ASSOCIATES INC	5/14/1980	521	562		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2259	OK	WASHITA	ROSE, CYNTHIA	D A BASH AND ASSOCIATES INC	5/19/1980	521	675		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2260	OK	WASHITA	ROSE, LUCILLE, GUARDIAN OF MELANIE ROSE	D A BASH AND ASSOCIATES INC	6/10/1980	521	663		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2261	OK	WASHITA	ROSE, LUCILLE, GUARDIAN OF MEGAN ROSE	D A BASH AND ASSOCIATES INC	6/10/1980	521	667		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
A00237-2262	OK	WASHITA	ROSE , LUCILLE, GUARDIAN OF MELANIE ROSE	D A BASH AND ASSOCIATES INC	6/10/1980	521	665		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4
A00237-2263	OK	WASHITA	ROSE , LUCILLE, GUARDIAN OF MEGAN ROSE	D A BASH AND ASSOCIATES INC	6/10/1980	521	669		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4
A00237-2264	OK	WASHITA	KRAFT , MICHELE	D A BASH AND ASSOCIATES INC	5/19/1980	523	82		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4
A00237-2265	OK	WASHITA	ROSE , TERRI	D A BASH AND ASSOCIATES INC	5/19/1980	523	85		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4
A00237-2266	OK	WASHITA	ALLEN , EDNA AND RICHARD	DALE FOLKS	7/2/1979	506	29		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4
A00237-2267	OK	WASHITA	SPERLE , AMELIA	DALE*FOLKS	7/11/1979	506	35		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2268	OK	WASHITA	JONES , MILDRED AND PRESLEY	DALE*FOLKS	7/2/1979	506	32		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2269	OK	WASHITA	SPERLE , OTTO AND LENORA	DALE*FOLKS	7/11/1979	506	38		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2270	OK	WASHITA	MINTZ, KATHERINE AND JOHN	DALE*FOLKS	7/11/1979	506	41		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2271	OK	WASHITA	SPERLE, ALICE LOUISE	DALE*FOLKS	8/30/1979	508	792		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2272	OK	WASHITA	PHELPS, GOLDIE AND ELDON	DALE*FOLKS	8/31/1979	512	445		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2273	OK	WASHITA	SPERLE, EMIL AND ESTHER	DALE*FOLKS	12/12/1979	512	69		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2274	OK	WASHITA	SPERLE, ELGIN & BONNIE H/W	DALE*FOLKS	12/12/1979	512	71		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2275	OK	WASHITA	ATCHISON, TOPEKA & SANTA FE RAILWAY CO.	TEXAS OIL & GAS CORPORATION	8/4/1978	490	289		011N	017W	0020

TOWNSHIP 11 NORTH-RANGE 17 WEST

A STRIP OF LAND VARYING WITH AND LYING ON EACH SIDE OF LESSOR’S MAIN TRACK CENTER LINE AS ORIGINALLY LOCATED AND CONSTRUCTED ACROSS SAID SECTIONS 8, 9, 17 AND 20, EXTENDING FROM THE NORTH LINE OF SAID SECTION 9 IN A SOUTHWESTERLY DIRECTION BETWEEN LESSOR’S MAIN TRACK CENTER LINE ENGINEERING STATIONS AS FOLLOWS: 1. FROM STATION 107 PLUS 68, THE SAID NORTH LINE OF SECTION 9 TO STATION 118 PLUS 00, A DISTANCE OF 1,032 FEET, A WIDTH OF 100 FEET, 50 FEET LYING ON EACH SIDE OF SAID MAIN TRACK CENTER LINE; 2. FROM STATION 118 PLUS 00 TO STATION 175 PLUS 70, THE COMMON SECTION LINE BETWEEN SAID SECTIONS 8 AND 17, A DISTANCE OF 5,770 FEET, A WIDTH OF 150 FEET, 75 FEET LYING ON EACH SIDE OF SAID MAIN TRACK CENTER LINE; 3. FROM STATION 175 PLUS 70 TO STATION 195 PLUS 00, A DISTANCE OF 1,930 FEET, A WIDTH OF 100 FEET, 50 FEET LYING ON EACH SIDE OF SAID MAIN TRACK CENTER LINE; 4. FROM STATION 195 PLUS 00 TO STATION 208 PLUS 00 A DISTANCE OF 1,300 FEET, A WIDTH OF 150 FEET, 75 FEET LYING ON EACH SIDE OF SAID MAIN TRACK CENTER LINE; 5. FROM SECTION 208 PLUS 00 TO STATION 240 PLUS 50, THE NORTH/SOUTH 1/2 SECTION LINE OF SAID SECTION 20, A DISTANCE OF 3,250 FEET, A WIDTH OF 100 FEET, 50 FEET LYING ON EACH SIDE OF SAID MAIN TRACK CENTER LINE; 6. FROM STATION 240 PLUS 50 TO STATION 256 PLUS 00, THE EAST/WEST 1/2 SECTION LINE OF SAID SECTION 20, A DISTANCE OF 1,550 FEET, A WIDTH OF 150 FEET, 75 FEET LYING ON EACH SIDE OF SAID MAIN TRACK CENTER LINE AND CONTAINING AN AREA OF 43.94 ACRES, MORE OR LESS.

A00237-2276	OK	WASHITA	ATCHISON, TOPEKA AND SANTA FE RAILWAY	TEXAS OIL & GAS CORPORATION	8/14/1979	508	97		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: SW/4 LTD TO SPERLE #1-20 WELLBORE.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5125422-001	OK	WASHITA	OCC#171750/CD #69082	AN-SON CORPORATION	6/27/1980				011N	017W	0020	TOWNSHIP 11 NORTH, RANGE 17 WEST, SECTION 20: MISSOURIAN GRANITE WASH, SKINNER, RED FORK, ATOKA, MORROW AND SPRINGER COMMON SOURCES UNDERLYING THE ENTIRE SECTION.
OK3200102-001	OK	WASHITA	COWAN, ANN	CHESAPEAKE EXPLORATION LLC	8/20/2007	1082	96	I-2007-009260	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: SW/4 LTD TO 17,195’
OK3200102-002	OK	WASHITA	B H C H MINERAL, LTD & B H C H PROP, LTD	CHESAPEAKE EXPLORATION LLC	8/20/2007	1083	130	I-2007-009594	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: SW/4 LESS A 3.6 TRACT IN THE SW CORNER LTD TO 17,195’
OK3200102-003	OK	WASHITA	GARG OIL	CHESAPEAKE EXPLORATION LLC	10/8/2007	1087	239	I-2007-011064	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: S/W LESS AND EXCEPT A 3.6 ACRE TRACT IN THE SW CORNER OF SAID SW/4 LTD TO 17,195’
OK3200118-001	OK	WASHITA	OSBERG, JENNIFER C	CHESAPEAKE EXPLORATION LLC	9/10/2007	1087	342	I-2007-011104	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH FM (17,195’)
OK3200119-000	OK	WASHITA	OSBERG, MARGARET ANN & RICHARD W	CHESAPEAKE EXPLORATION LLC	8/29/2007	1087	348	I-2007-011106	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH FM (17,195’)
OK3200669-001	OK	WASHITA	STEHR, DANNY A/ K/A DR DAN STEHR	CHESAPEAKE EXPLORATION LLC	8/28/2007	1085	5	I-2007-010300	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: NE/4, NW/4, A/D/A N/2 LTD TO 17,095’
OK3200669-002	OK	WASHITA	STEHR, WANDA	CHESAPEAKE EXPLORATION LLC	8/29/2007	1088	185	I-2007-011420	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: NE/4, NW/4, A/D/A N/2
OK3200669-003	OK	WASHITA	SMITH, ELMER TR DTD 1/13/1992, ELMER SMITH, TRST	CHESAPEAKE EXPLORATION LP	8/29/2007	1085	717	I-2007-010540	011N	017W	0023

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 23: N/2, PROVIDED THAT, THERE IS EXPECTED FROM THIS LEASE 20 NET MINERAL ACRES OWNED BY LESSOR, IT BEING THE INTENT OF THE PARTIES THAT LESSOR IS LEASING 33.3333 NET MINERAL ACRES HEREBY

LTD TO 17,095’

OK3200669-004	OK	WASHITA	SMITH, FRANCES A/K/A MARIE	CHESAPEAKE EXPLORATION LP	8/31/2007	1085	681	I-2007-010529	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: N/2, L/E EXISTING BOREHOLE LTD TO 17,095’
OK3200669-005	OK	WASHITA	MEDICE, PAULINE TAYLOR	CHESAPEAKE EXPLORATION LP	8/31/2007	1085	738	I-2007-010549	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: N/2 LTD TO 17,095’
OK3200669-006	OK	WASHITA	SMITH, GLEN REV TR DTD 4/30/91, BETTY SMITH, TRST	CHESAPEAKE EXPLORATION LP	8/23/2007	1085	721	I-2007-010543	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: N/2 LTD TO 17,095’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200669-007	OK	WASHITA	OCC #546849/CD #200706845	COI-CELLC	11/20/2007				011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: ALL
OK9270043-000	OK	WASHITA	UNION CEMETERY	CHESAPEAKE EXPLORATION LLC	12/5/2007	1091	101	I-2007-012514	011N	017W	0023

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 23: BEGINNING AT SW/C, THENCE 412’ E ALONG S BOUNDARY LINE, THENCE N PARALLEL TO W BOUNDARY LINE, A DISTANCE OF 385’, THENCE W PARALLEL TO S BOUNDARY LINE A DISTANCE OF 412’ TO W BOUNDARY LINE, THENCE S 385’ ALONG W BOUNDARY TO POB, CONTAINING 3.6 AC M/L (A/D/A TRACT OF LAND IN SW/C)

OK9270385-000	OK	WASHITA	STEHR, WANDA	CHRIS STEHR	11/28/2007	1090	194	I-2007-012172	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: NW/4 NE/4
OK0011034-002	OK	WASHITA	STONETOWN PROPERTIES, LTD.	CHESAPEAKE EXPLORATION LP	1/23/2006	1029	115	I-2006-001177	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: N/2 NE/4
OK0011034-006	OK	WASHITA	JOHNSON, GEORGE S	CHESAPEAKE EXPLORATION LLC	8/20/2007	1082	99	I-2007-009261	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: N/2 NE/4 LTD TO 16,298’
OK0011034-007	OK	WASHITA	STEWART FAMILY TR #2007 U/A/D 3/01/2007	CHESAPEAKE EXPLORATION LLC	8/22/2007	1084	958	I-2007-009948	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: N/2 NE/4 LTD TO 16,298’
OK0011034-008	OK	WASHITA	MAP2003-NET	CHESAPEAKE EXPLORATION LLC	9/5/2007	1085	488	I-2007-010479	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: N/2 NE/4 LTD TO 16,298’
OK0011034-028	OK	WASHITA	BRITZ, INC	CHESAPEAKE EXPLORATION LLC	11/15/2007	1092	927	I-2007-013036	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: N/2 NE/4
OK0011266-001	OK	WASHITA	SPRADLIN, GRACE	CHESAPEAKE EXPLORATION LP	4/7/2006	1037	195	I-2006-004217	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-002	OK	WASHITA	DICKERSON, CLAUDE L & ALVERA L LIV REV TR DTD 4-5-96	CHESAPEAKE EXPLORATION LP	4/7/2006	1037	539	I-2006-004315	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-003	OK	WASHITA	LANTZ, DELORES A	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	564	I-2006-004324	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-004	OK	WASHITA	GERNER, RONAL S, S/P/ A RON GERNER	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	895	I-2006-004448	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-005	OK	WASHITA	HILL, TAMRA	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	561	I-2006-004323	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-006	OK	WASHITA	RONALD, CHRISTY	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	882	I-2006-004443	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-007	OK	WASHITA	ROELEN, PAUL	CHESAPEAKE EXPLORATION LP	4/21/2006	1040	232	I-2006-005373	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-008	OK	WASHITA	CHAMBERS, JO ANN GAY SIEKER	CHESAPEAKE EXPLORATION LP	4/20/2006	1040	217	I-2006-005367	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK0011266-009	OK	WASHITA	VICE, BARBARA MCABEE & TOMMY	CHESAPEAKE EXPLORATION LP	5/24/2006	1040	1027	I-2006-005665	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-010	OK	WASHITA	SHIRLEY, JORETTA JEAN & RICHARD L	CHESAPEAKE EXPLORATION LP	4/7/2006	1038	210	I-2006-004585	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-011	OK	WASHITA	MCKELVEY, LACHELLE DUROY	CHESAPEAKE EXPLORATION LP	4/21/2006	1038	227	I-2006-004592	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-012	OK	WASHITA	BROWNING, CLARA P	CHESAPEAKE EXPLORATION LLC	8/27/2007	1085	46	I-2007-010316	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16,298’
OK0011266-013	OK	WASHITA	CLARKSON, MARIETTA, A/K/A DIMWIDDIE	CHESAPEAKE EXPLORATION LLC	8/31/2007	1085	42	I-2007-010314	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4
OK0011266-014	OK	WASHITA	ALLAR COMPANY	CHESAPEAKE EXPLORATION LP	8/28/2007	1083	988	I-2007-009916	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16,298’
OK0011266-015	OK	WASHITA	BROWN, JERRY	CHESAPEAKE EXPLORATION LLC	9/25/2007	1087	319	I-2007-011094	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16,298’
OK0011266-016	OK	WASHITA	JOHNSTON, PHILIP JOHN A/K/A PHILLIP JOHN JOHNSTON	CHESAPEAKE EXPLORATION LLC	10/8/2007	1093	905	I-2007-013341	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16,298’
OK3200659-001	OK	WASHITA	BAKER RECOVERY, INC	CHESAPEAKE EXPLORATION LLC	8/27/2007	1083	231	I-2007-009639	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: S/2 NE/4 LTD TO 16,298’
OK3200659-002	OK	WASHITA	COTTRILL, R R	CHESAPEAKE EXPLORATION LLC	8/27/2007	1083	234	I-2007-009640	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: S/2 NE/4 LTD TO 16,298’
OK5129495-001	OK	WASHITA	INTEMANN, WELEDA E	CHESAPEAKE EXPLORATION LP	4/12/2006	1036	743	I-2006-004013	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-002	OK	WASHITA	INTEMANN, KEVIN J	CHESAPEAKE EXPLORATION LP	4/12/2006	1036	730	I-2006-004008	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-003	OK	WASHITA	ISERNHAGEN, HERMAN JOHNNY	CHESAPEAKE EXPLORATION LP	4/7/2006	1036	703	I-2006-003997	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-004	OK	WASHITA	LARWIG, LILLIAN	CHESAPEAKE EXPLORATION LP	4/7/2006	1036	678	I-2006-003986	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-005	OK	WASHITA	INTEMANN, SHIRLEY	CHESAPEAKE EXPLORATION LP	4/7/2006	1037	185	I-2006-004213	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-006	OK	WASHITA	HENDERSON, CYNTHIA	CHESAPEAKE EXPLORATION LP	4/18/2006	1037	189	I-2006-004215	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-007	OK	WASHITA	INTEMANN, ROBIN	CHESAPEAKE EXPLORATION LP	4/12/2006	1037	546	I-2006-004318	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129495-008	OK	WASHITA	SHEPPARD, NANCY J	CHESAPEAKE EXPLORATION LP	4/13/2006	1037	549	I-2006-004319	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-009	OK	WASHITA	BALZER, RAYMA J	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	879	I-2006-004442	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-011	OK	WASHITA	INTEMANN, MICHAEL DEAN	CHESAPEAKE EXPLORATION LP	4/13/2006	1037	891	I-2006-004446	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-012	OK	WASHITA	LITTKE, MELISSA, PATRICIA LITTKE, TESTAMENTARY TRUSTEE	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	888	I-2006-004445	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-013	OK	WASHITA	LITTKE, PATRICIA	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	885	I-2006-004444	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-014	OK	WASHITA	INTEMANN, LARRY PAUL	CHESAPEAKE EXPLORATION LP	4/13/2006	1039	287	I-2006-005007	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-015	OK	WASHITA	TAYLOR, JOHN MARK	CHESAPEAKE EXPLORATION LP	6/1/2006	1042	263	I-2006-006103	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-016	OK	WASHITA	INTEMANN, RANDAL BRYAN	CHESAPEAKE EXPLORATION LP	4/13/2006	1039	284	I-2006-005006	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-017	OK	WASHITA	INTEMANN, HARVEY HAROLD TRUST	CHESAPEAKE EXPLORATION LP	4/11/2006	1038	230	I-2006-004593	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-018	OK	WASHITA	INTEMANN, OLINDA	CHESAPEAKE EXPLORATION LP	4/12/2006	1039	276	I-2006-005002	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-020	OK	WASHITA	DICK, ARLOENE	CHESAPEAKE EXPLORATION LP	4/17/2006	1038	224	I-2006-004591	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-021	OK	WASHITA	SCHMIDT, EVELYN	CHESAPEAKE EXPLORATION LLC	8/27/2007	1085	8	I-2007-010301	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16,298’
OK5129495-022	OK	WASHITA	OCC #549823/CD #200707558	COI-CELLC	2/7/2008	1150	677	I-2009-007806	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: ALL LTD TO TONKAWA, MISSOURIAN GRANITE WASH, & DES MOINES GRANITE WASH
OK9270054-000	OK	WASHITA	FRIEDRICH, BRUCE	PETROLEUM DEVELOPMENT CO	12/5/2004	1001	262	I-2004-009141	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SE/4
OK3200097-003	OK	WASHITA	KOESTER, HERSCHEL CARL	CHESAPEAKE EXPLORATION LLC	3/30/2010	1169	655	1-2010-004284	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: NE/4
OK3200097-004	OK	WASHITA	KOESTER, HOWARD W & HERSCHEL CARL	CHESAPEAKE EXPLORATION LLC	6/3/2010	1178	431	I-2010-007186	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: NE/4
OK3200097-005	OK	WASHITA	MAH HOLDINGS, LLC	CHESAPEAKE EXPLORATION LLC	9/21/2010	1186	419	I-2010-009807	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: NE/4 LESS AND EXCEPT THE EAST 103 ACRES
OK3200473-000	OK	WASHITA	INTEMANN, OLINDA IRENE	CHESAPEAKE EXPLORATION LP	3/15/2007	1068	779	I-2007-004502	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: NW/4
OK9270753-001	OK	WASHITA	TAYLOR, DIANNA LEE & DALE AKA DALE H TAYLOR	CHESAPEAKE EXPLORATION LLC	7/3/2010	1178	979	I-2010-007392	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: WEST 51.5 ACRES OF THE EAST 103 ACRES IN THE SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270753-002	OK	WASHITA	MILLER, FARRELL DEAN AKA FARRELL D MILLER & CONNIE MILLER	CHESAPEAKE EXPLORATION LLC	11/4/2010	1188	479	I-2010-010492	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: CONTAINING APPROXIMATELY 640 ACRES, MORE OR LESS
OK9270764-001	OK	WASHITA	LITTKE, MELISSA, A/K/A MELISSA RAE LITTKE	CHESAPEAKE EXPLORATION LLC	8/31/2010	1185	576	I-2010-009461	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: SW/4
OK9270764-002	OK	WASHITA	LITTKE, PATRICIA	CHESAPEAKE EXPLORATION LLC	8/31/2010	1185	580	I-2010-009462	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: SW/4
OK9270764-003	OK	WASHITA	BALZER, RAYMA	CHESAPEAKE EXPLORATION LLC	8/31/2010	1185	572	I-2010-009460	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: SW/4
OK9270764-004	OK	WASHITA	DICK, GILBERT G AND ARLOENE J DICK	CHESAPEAKE EXPLORATION LLC	10/25/2010	1189	690	I-2010-010935	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: SW/4
OK3200486-001	OK	WASHITA	STREEB, LUCILLE BOSE, A/K/ A LUCILLE BOSE STREBB	CHESAPEAKE EXPLORATION LP	3/15/2007	1069	484	I-2007-004771	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: N/2 N/2 NW/4, S/2 NW/4, SW/4
OK3200486-002	OK	WASHITA	MESSICK, DOLORES BOSE	CHESAPEAKE EXPLORATION LP	3/20/2007	1069	388	I-2007-004737	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: N/2 N/2 NW/4, S/2 NW/4, SW/4, S/2 N/2 NW/4 - LESS A 5 ACRE TRACT
OK3200486-003	OK	WASHITA	STREEB, LUCILLE & PAUL W	CHESAPEAKE EXPLORATION LP	3/15/2007	1070	762	I-2007-005223	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4, LESS A TRACT DESCRIBD AS BEGINNING AT THE NW CORNER OF THE S/2 N/2 NW/4, THENCE S 330’, THENCE E 660’, THENCE N 330’, THENCE W 660’ TO POB
OK3200486-004	OK	WASHITA	BAKER, YVONNE BOSE A/K/ A YVONNE BOSE A/K/ A YVONNE M	CHESAPEAKE EXPLORATION LLC	7/25/2007	1082	33	I-2007-009233	011N	017W	0026

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 26: N/2 N/2 NW/4, S/2 NW/4, SW/4, S/2 N/2 NW/4 LESS A TRACT DESCRIBED AS BEGINNING AT THE NW/C OF THE S/2 N/2 NW/4; THENCE S 330 FT; THENCE E 660 FT; THENCE N 330 FT; THENCE W 660 FT TO POINT OF BEGINNING CONTAINING 5 ACRES MORE OR LESS

OK3200486-006	OK	WASHITA	BOSE, ERNESTINE REV LIVING TR DTD 2/5/96	CHESAPEAKE EXPLORATION LLC	8/2/2007	1082	45	I-2007-009238	011N	017W	0026

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 26: BEGINNING AT THE NW/C OF THE S/2 N/2 NW/4; THENCE S 330’; THENCE E 660’; THENCE N 330’; THENCE W 660’ TO POB CONTAINING 5 ACRES MORE OR LESS AND S/2 N/2 NW/4 LESS A TRACT DESCRIBED AS BEGINNING AT THE NW/C OF THE S/2 N/2 NW/4; THENCE S 330’; THENCE E 660’; THENCE N 330’; THENCE W 660’ TO POB CONTAINING 5 ACRES MORE OR LESS

(A TRACT OF LAND IN THE NW/4 BEGINNING AT THE NW/C S/2 N/2 NW/4 & S/2 N/2 NW/4-LESS A 5 ACRE TRACT)

LTD TO 12,950’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200486-007	OK	WASHITA	BOSE JR, EDWARD REV LIVING TR DTD 2/5/96	CHESAPEAKE EXPLORATION LLC	8/2/2007	1082	51	I-2007-009240	011N	017W	0026

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 26: BEGINNING AT THE NW/C OF THE S/2 N/2 NW/4; THENCE S 330’; THENCE E 660’; THENCE N 330’; THENCE W 660’ TO POB CONTAINING 5 ACRES MORE OR LESS AND S/2 N/2 NW/4 LESS A TRACT DESCRIBED AS BEGINNING AT THE NW/C OF THE S/2 N/2 NW/4; THENCE S 330’; THENCE E 660’; THENCE N 330’; THENCE W 660’ TO POB CONTAINING 5 ACRES MORE OR LESS

(A TRACT OF LAND IN THE NW/4 BEGINNING AT THE NW/C S/2 N/2 NW/4 & S/2 N/2 NW/4-LESS A 5 ACRE TRACT)

LTD TO 12,950’

OK3200486-008	OK	WASHITA	BOSE, JAMES	CHESAPEAKE EXPLORATION LLC	7/27/2007	1082	5	I-2007-009221	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 - LESS A TRACT DESCRIBED AS BEGINNING AT NW/C S/2 N/2 NW/4; THENCE S 330 FT; THENCE E 660 FT; THENCE N 330 FT; THENCE W 660 FT TO P.O.B.
OK3200486-009	OK	WASHITA	BOSE, MARJORIE	CHESAPEAKE EXPLORATION LLC	7/25/2007	1082	58	I-2007-009243	011N	017W	0026

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 26: N/2 N/2 NW/4, S/2 NW/4, SW/4, S/2 N/2 NW/4 LESS A TRACT DESCRIBED AS BEGINNING AT NW/C OF S/2 N/2 NW/4; THENCE S 330 FT; THENCE E 660 FT; THENCE N 330 FT; THENCE W 660 FT TO P.O.B

OK3200486-010	OK	WASHITA	BOSE, ROBERT	CHESAPEAKE EXPLORATION LLC	7/26/2007	1082	77	I-2007-009252	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 - LESS A TRACT DESCRIBED AS BEGINNING AT NW/C S/2 N/2 NW/4; THENCE S 330 FT; THENCE E 660 FT; THENCE N 330 FT; THENCE W 660 FT TO P.O.B.
OK3200486-012	OK	WASHITA	BOSE, KENNY DON	CHESAPEAKE EXPLORATION LLC	8/6/2007	1080	176	I-2007-008576	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 LESS A TRACT DESCRIBED AS BEGINNING AT NW/C S/2 N/2 NW/4, THENCE S 330’, THENCE E 660’, THENCE N 330’, THENCE W 660’ TO POB
OK3200486-013	OK	WASHITA	BOSE, MARK E	CHESAPEAKE EXPLORATION LLC	8/2/2007	1082	822	I-2007-009473	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 LESS A TRACT DESCRIBED AS BEGINNING AT NW/C S/2 N/2 NW/4, THENCE S 330’, THENCE E 660’, THENCE N 330’, THENCE W 660’ TO POB
OK3200486-014	OK	WASHITA	BOSE, DARRELL W AND G DIANE	PETROLEUM DEVELOPMENT COMPANY	5/8/2007	1080	167	I-2007-008573	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 LESS 5 AC DESCRIBED AS BEGINNING NW CORNER OF S/2 N/2 NW/4, THENCE SOUTH 330’, EAST 666’, NORTH 330’, WEST 660’ TO POB
OK3200486-015	OK	WASHITA	BOSE, BRADLEY WARREN	PETROLEUM DEVELOPMENT COMPANY	5/3/2007	1080	170	I-2007-008574	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 LESS 5 AC DESCRIBED AS BEGINNING NW CORNER OF S/2 N/2 NW/4 THENCE SOUTH 330’, EAST 660’, NORTH 330’, WEST 660’ TO POB

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200486-016	OK	WASHITA	BOSE, GORDAN D	PETROLEUM DEVELOPMENT COMPANY	5/8/2007	1080	173	I-2007-008575	011N	017W	0026	TOWNSHI 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 LESS 5 AC DESCRIBED AS BEGINNING NW CORNER OF S/2 N/2 NW/4 THENCE SOUTH 330’, EAST 666’, NORTH 330’, WEST 660’ TO POB
OK3200486-017	OK	WASHITA	BOSE, KENNY DON AND PATRICIA	PETROLEUM DEVELOPMENT COMPANY	5/4/2007	1080	176	I-2007-008576	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 LESS 5 AC DESCRIBED AS BEGINNING NW CORNER OF S/2 N/2 NW/4 THENCE SOUTH 330’, EAST 666’, NORTH 330’, WEST 660’ TO POB
OK3200486-018	OK	WASHITA	BOSE, RANDAL S	CHESAPEAKE EXPLORATION LLC	6/5/2009	1140	765	I-2009-004617	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4, LESS A TRACT BEGINNING AT NW/C S/2 N/2 NW/4, THENCE S 330’, THENCE E 660’, THENCE N 330’, THENCE W 660’ TO POB
OK3200686-001	OK	WASHITA	RUTLEDGE, IRENE C LIVING TRUST	CHESAPEAKE EXPLORATION LLC	9/4/2007	1088	935	I-2007-011676	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: NE/4
OK3200686-002	OK	WASHITA	ISAACS, CHERYL ANNETTE CORE & TOM	CHESAPEAKE EXPLORATION LLC	9/4/2007	1124	279	I-2008-010768 (CORRECTION)	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: NE/4
OK3200686-003	OK	WASHITA	CORE, JASON ROGER	CHESAPEAKE EXPLORATION LLC	9/4/2007	1088	933	I-2007-011675	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: NE/4
OK5122081-003	OK	WASHITA	LEWIS, ANNA MARIE & CHARLES	CHESAPEAKE EXPLORATION LLC	10/18/2007	1092	933	I-2007-013038	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: SE/4 LTD TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM (17,173’)
OK5122081-004	OK	WASHITA	DYCK, DONALD E & JANICE	CHESAPEAKE EXPLORATION LLC	10/18/2007	1098	1	I-2008-001398	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: SE/4 LTD TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM (17,173’)
OK5122081-005	OK	WASHITA	LEWIS, ANNA MARIE & CHARLES	CHESAPEAKE EXPLORATION LLC	10/18/2007	1117	621	I-2008-008318 (CORRECTED)	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: SE/4 LTD TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM (17,173’)
OK5122081-006	OK	WASHITA	DYCK, DONALD E & JANICE	CHESAPEAKE EXPLORATION LLC	10/18/2007	1117	624	I-2008-008319 (CORRECTED)	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: SE/4 LTD TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM (17,173’)
OK5122081-007	OK	WASHITA	OCC #568758/CD #200901702	COI-CELLC	6/30/2009			UNRECORDED	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: ALL LTD TO VIRGILIAN, MISSOURIAN, AND DES MOINES

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200703-002	OK	WASHITA	LEWIS, ANNA MARIE LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	10/11/2007	1091	48	I-2007-012491	011N	017W	0027

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 27: W/2 NW/4, 1.5 AC TRACT BEGINNING NW/C E/2 NW/4, THENCE E 24.7’, THENCE S 2640’, THENCE W 24.7’, THENCE N 2640’ TO POB, A/D/A W 81.5 AC OF NW/4 LTD TO 17,125’

OK3200703-003	OK	WASHITA	DYCK, DONALD E LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	10/11/2007	1089	956	I-2007-012082	011N	017W	0027

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 27: W/2 NW/4, 1.5 AC TRACT BEGINNING NW/C E/2 NW/4, THENCE E 24.7’, THENCE S 2640’, THENCE W 24.7’, THENCE N 2640’ TO POB, A/D/A W 81.5 AC OF NW/4

LTD TO 17,125’

OK9270046-001	OK	WASHITA	JANZEN, ALLEN LIVING TRUST DTD 12/9/93	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	982	I-2008-001378	011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: SW/4, STRIP OF LAND W OF RR IN SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES FM (17,125’)
OK9270046-002	OK	WASHITA	JANZEN, ELIZABETH SUZANNE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	994	I-2008-001382	011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: SW4, STRIP OF LAND W OF RR IN SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES FM (17,125’)
OK9270046-003	OK	WASHITA	CAILLE, JANET	CHESAPEAKE EXPLORATION LLC	12/3/2007	1098	24	I-2008-001406	011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: SW4, STRIP OF LAND W OF RR IN SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES FM (17,125’)
OK9270046-004	OK	WASHITA	BARTEL, VICKI SUE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1098	9	I-2008-001401	011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: SW/4, STRIP OF LAND W OF RR IN SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES FM (17,125’)
OK9270055-000	OK	WASHITA	EVANGELISH LUTHERISCHE FREDENS GEMEINDE,	CHESAPEAKE EXPLORATION LLC	10/31/2007	1099	389	I-2008-001884	011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: A 2.5 ACRE TRACT DESCRIBED AS 40 RODS LONG NORTH & SOUTH AND 10 RODS WIDE EAST & WEST IN SE/C OF SE/4 LTD TO 17,025’
OK9270105-001	OK	WASHITA	LOWRY JR, G W & CHERYL	CHESAPEAKE EXPLORATION LLC	1/10/2008	1099	688	I-2008-002001	011N	017W	0027

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 27: SE/4 LESS A 2.5 AC TRACT DESCRIBED AS 40 RODS LONG N & S & 10 RODS WIDE E & W IN SE/C SE/4, LESS A 3.0 AC TRACT DESCRIBED AS ALL THAT LAND LYING W OF THE RR IN SE/4, LESS 6.09 ACS DEEDED TO THE RR FOR R-O-W

LTD TO 100 BLW S.E. OF BASE OF DES MOINES GRANITE WASH FM (17,125’)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270105-002	OK	WASHITA	LOWRY, GEORGE WHEELER TRUST AGREEMENT DTD 5-31-79	CHESAPEAKE EXPLORATION LLC	1/10/2008	1099	711	I-2008-002009	011N	017W	0027

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 27: SE/4 LESS A 2.5 AC TRACT DESCRIBED AS 40 RODS LONG N & S & 10 RODS WIDE E & W IN SE/C SE/4, LESS A 3.0 AC TRACT DESCRIBED AS ALL THAT LAND LYING W OF THE RR IN SE/4, LESS 6.09 ACS DEEDED TO THE RR FOR R-O-W

LTD TO 100 BLW S.E. OF BASE OF DES MOINES GRANITE WASH FM (17,125’)

OK9270105-003	OK	WASHITA	LOWRY, LACY LEIGH LIV TR, LACY LEIGH LOWRY, TRST	CHESAPEAKE EXPLORATION LLC	1/10/2008	1101	692	I-2008-002530	011N	017W	0027

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 27: SE/4 LESS A 2.5 AC TRACT DESCRIBED AS 40 RODS LONG N & S & 10 RODS WIDE E & W IN SE/C SE/4, LESS A 3.0 AC TRACT DESCRIBED AS ALL THAT LAND LYING W OF THE RR IN SE/4, LESS 6.09 ACS DEEDED TO THE RR FOR R-O-W

LTD TO 100 BLW S.E. OF BASE OF DES MOINES GRANITE WASH FM (17,125’)

OK9270105-004	OK	WASHITA	SANDERS, LEONA BOSE & ERNEST R	PETROLEUM DEVELOPMENT CO	2/5/2005	1007	845		011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: E/2 NE/4
OK9270105-005	OK	WASHITA	OCC #564233/CD #200808177	COI-CELLC	1/8/2009			UNRECORDED	011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: ALL LTD TO VIRGILIAN, MISSOURIAN & DES MOINES
OK5127286-001	OK	WASHITA	VERA E KEIL REVOCABLE TRUST DATED 1-4-1999	CHESAPEAKE EXPLORATION LP	2/9/2006	1032	391	1-2006-002312	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: NW/4
OK5129397-001	OK	WASHITA	STEHR, MARTIN R & FAYE	CHESAPEAKE EXPLORATION LP	2/10/2006	1031	410	I-2006-001934	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-002	OK	WASHITA	THOMPSON REV LIV TR, DTD 7/25/89	CHESAPEAKE EXPLORATION LP	3/1/2006	1033	774	I-2006-002872	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-003	OK	WASHITA	OLIDINE BROOKS REV LIVING TRUST DTD 7/16/04	CHESAPEAKE EXPLORATION LP	3/3/2006	1033	777	I-2006-002873	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-004	OK	WASHITA	BROOKS, MICHAEL A REV LIVING TRUST DTD 7/16/04	CHESAPEAKE EXPLORATION LP	3/3/2006	1033	780	I-2006-002874	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-005	OK	WASHITA	VOGT FAMILY LIVING TRUST DTD 3-15-93	CHESAPEAKE EXPLORATION LP	3/20/2006	1035	987	I-2006-003703	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-006	OK	WASHITA	JOHNSON, WILMA & W L	CHESAPEAKE EXPLORATION LP	2/10/2006	1032	89	I-2006-002197	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-007	OK	WASHITA	CHILDRESS, ZELDA MAE	CHESAPEAKE EXPLORATION LP	2/23/2006	1032	789	I-2006-002458	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-008	OK	WASHITA	MACTAVISH, PHYLLIS ANN, F/K/A MACDONELL	CHESAPEAKE EXPLORATION LLC	12/14/2007	1098	366	I-2008-001542	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES FM (17,180’)
OK5129397-009	OK	WASHITA	SUDERMAN FAMILY LIVING TRUST DATED 2-17-93, THE	DAVID S THOMPSON & ASSOCIATES	10/15/2007	1090	938	I-2007-012444	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129432-001	OK	WASHITA	BOSE, EDWARD JR REV LIVING TRUST DTD 2/5/96	CHESAPEAKE EXPLORATION LP	2/17/2006	1033	308	I-2006-002660	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: NE/4
OK5129432-002	OK	WASHITA	BOSE, ERNESTINE REV LIVING TRUST DTD 2/5/96	CHESAPEAKE EXPLORATION LP	2/17/2006	1033	311	I-2006-002661	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129432-003	OK	WASHITA	BOSE, BRYAN	CHESAPEAKE EXPLORATION LP	2/17/2006	1033	299	I-2006-002657	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: NE/4
OK5129435-001	OK	WASHITA	BOSE, BRADLEY WARREN	CHESAPEAKE EXPLORATION LP	2/22/2006	1034	36	I-2006-002971	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SW/4
OK5129435-002	OK	WASHITA	BOSE, KENNY DON & PATTIE MARIE FREEMAN-BOSE	CHESAPEAKE EXPLORATION LP	2/22/2006	1034	600	I-2006-003188	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SW/4
OK5129391-007	OK	WASHITA	MONTGOMERY PETROLEUM, INC	CHESAPEAKE EXPLORATION LLC	11/12/2007	1091	17	I-2007-012479	011N	017W	0029

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 29: NORTHWEST QUARTER LESS AND EXCEPT RAILROAD RIGHT-OF-WAY MORE PARTICULARLY DESCRIBED AS FOLLOWS: A STRIP OF LAND 100 FEET WIDE, THE SAME TO EXTEND A UNIFORM WIDTH OF 50 FEET ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NORTHWEST QUARTER OF SECTION 29, TOWNSHIP 11 NORTH, RANGE 27 WEST, CONTAINING 5.05 ACRES. AND A STRIP OF LAND ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NORTHWEST QUARTER OF SECTION 29, TOWNSHIP 11 NORTH, RANGE 17 WEST AS ADDITIONAL RIGHT-OF-WAY AS FOLLOWS: AN ADDITIONAL WIDTH OF 25 FEET ON EACH SIDE OF THE 100 FEET WIDE RIGHT-OF-WAY HERETOFOR CONVEYED, EXTENDING FROM THE WEST LINE OF SAID 1/4 SECTION IN A NORTHEASTERLY DIRECTION 827 FEET MEASURED ALONG SAID CENTER LINE, CONTAINING 1.02 ACRES. (A/D/A NW/4 LESS & EXCEPT RR R-O-R)

LTD TO 100’ BELOW S.E. OF DES MOINES FM (17,330’)

OK5129391-008	OK	WASHITA	MALCO ROYALTIES LTD	CHESAPEAKE EXPLORATION LLC	5/21/2008	1115	801	I-2008-007671	011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NW/4, L/E ROW AND/OR EASEMENT SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129391-009	OK	WASHITA	NORMAN, ROBERT W	CHESAPEAKE EXPLORATION LLC	5/21/2008	1115	803	I-2008-007672	011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NW/4, L/E ROW AND/OR EASEMENT SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129391-010	OK	WASHITA	IVY CREEK INVESTMENTS, LTD	CHESAPEAKE EXPLORATION LLC	5/21/2008	1115	805	I-2008-007673	011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NW/4, L/E ROW AND/OR EASEMENT SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129391-011	OK	WASHITA	CONSUL PROPERTIES, LLC	CHESAPEAKE EXPLORATION LLC	5/21/2008	1115	807	I-2008-007674	011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NW/4, L/E ROW AND/OR EASEMENT SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129391-012	OK	WASHITA	BOYD, RUTH A FORMERLY RUTH A MAYNARD	CHESAPEAKE EXPLORATION LLC	1/20/2009	1130	470	I-2009-000974	011N	017W	0029

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 29: NW/4 L/E 2 TRACTS OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 100’ WIDE, THE SAME TO EXTEND A UNIFORM WIDTH OF 50’ ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 & A STRIP OF LAND ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 AS ADDITIONAL RIGHT-OF-WAY AS FOLLOWS: AN ADDITIONAL WIDTH OF 25’ ON EACH SIDE OF THE 100’ WIDE RIGHT-OF-WAY HERETO FOR CONVEYED, EXTENDING FROM THE W LINE OF SAID 1/4 SECTION IN A NORTHEASTERLY DIRECTION 827’ MEASURED ALONG SAID CENTER LINE

SURFACE TO 17,330

OK5129391-013	OK	WASHITA	COTTON, NIKKI M	CHESAPEAKE EXPLORATION LLC	1/26/2009	1130	476	I-2009-000976	011N	017W	0029

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 29: NW/4 L/E 2 TRACTS OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 100’ WIDE, THE SAME TO EXTEND A UNIFORM WIDTH OF 50’ ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 & A STRIP OF LAND ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 AS ADDITIONAL RIGHT-OF-WAY AS FOLLOWS: AN ADDITIONAL WIDTH OF 25’ ON EACH SIDE OF THE 100’ WIDE RIGHT-OF-WAY HERETO FOR CONVEYED, EXTENDING FROM THE W LINE OF SAID 1/4 SECTION IN A NORTHEASTERLY DIRECTION 827’ MEASURED ALONG SAID CENTER LINE

SURFACE TO 17,330

OK5129391-014	OK	WASHITA	MAYNARD LIVING TR, DTD MAY 22, 1997, MILDRED B MAYNARD, TRST	CHESAPEAKE EXPLORATION LLC	1/20/2009	1130	467	I-2009-000973	011N	017W	0029

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 29: NW/4 L/E 2 TRACTS OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 100’ WIDE, THE SAME TO EXTEND A UNIFORM WIDTH OF 50’ ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 & A STRIP OF LAND ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 AS ADDITIONAL RIGHT-OF-WAY AS FOLLOWS: AN ADDITIONAL WIDTH OF 25’ ON EACH SIDE OF THE 100’ WIDE RIGHT-OF-WAY HERETO FOR CONVEYED, EXTENDING FROM THE W LINE OF SAID 1/4 SECTION IN A NORTHEASTERLY DIRECTION 827’ MEASURED ALONG SAID CENTER LINE

SURFACE TO 17,230’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129391-015	OK	WASHITA	MAYNARD, THOMAS D	CHESAPEAKE EXPLORATION LLC	1/20/2009	1130	464	I-2009-000972	011N	017W	0029

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 29: NW/4 L/E 2 TRACTS OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 100’ WIDE, THE SAME TO EXTEND A UNIFORM WIDTH OF 50’ ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 & A STRIP OF LAND ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 AS ADDITIONAL RIGHT-OF-WAY AS FOLLOWS: AN ADDITIONAL WIDTH OF 25’ ON EACH SIDE OF THE 100’ WIDE RIGHT-OF-WAY HERETO FOR CONVEYED, EXTENDING FROM THE W LINE OF SAID 1/4 SECTION IN A NORTHEASTERLY DIRECTION 827’ MEASURED ALONG SAID CENTER LINE

SURFACE TO 17,230’

OK9270260-000	OK	WASHITA	KEIL, JEAN D	CHESAPEAKE EXPLORATION LLC	1/20/2009	1130	473	I-2009-000975	011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: SE/4 SURFACE TO 17,230’
OK9270274-000	OK	WASHITA	BORCHERS, PAUL LIVING TRUST ET AL	MAVERICK CORPORATION	2/17/2009	1131	537		011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: SW/4 SURFACE TO 17,230’
OK9270274-001	OK	WASHITA	SAWATZKY, WANITA LIFE ESTATE	TODCO PROPERTIES, INC	2/4/2009	1134	430		011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NE/4
OK9270274-002	OK	WASHITA	SAWATZKY, JACK AND KAREN	TODCO PROPERTIES, INC	2/4/2009	1134	433		011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NE/4
OK9270274-003	OK	WASHITA	SAWATZKY, RANDY AND CANDICE	TODCO PROPERTIES, INC	2/4/2009	1134	436		011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NE/4
OK9270274-004	OK	WASHITA	GROSZ, FRED A & KARLENE S LIVING TR	TODCO PROPERTIES, INC	2/4/2009	1134	439		011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NE/4
OK3200077-001	OK	WASHITA	WILLIAMSON, BARBARA DARLENE A/ K/A DARLENE	CHESAPEAKE EXPLORATION LP	7/21/2006	1045	808	I-2006-007441	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK3200077-002	OK	WASHITA	ALLEN, WENDELL A/ K/A WENDELL ETHAN ALLEN	CHESAPEAKE EXPLORATION LP	7/27/2006	1047	106	I-2006-007955	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK3200077-003	OK	WASHITA	MEIER, DESSIE	CHESAPEAKE EXPLORATION LP	7/27/2006	1046	563	I-2006-007762	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK3200077-004	OK	WASHITA	DAVIS, ELNORA JANE A/K/A JANIE DAVIS	CHESAPEAKE EXPLORATION LP	7/27/2006	1047	125	I-2006-007962	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK3200077-005	OK	WASHITA	CALVERT, VICKIE KATHLEEN, A/K/A VICKIE CALVERT	CHESAPEAKE EXPLORATION LP	7/27/2006	1047	493	I-2006-008103	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK3200116-001	OK	WASHITA	CUMINGS, D A REVOCABLE TRUST 1997	CHESAPEAKE EXPLORATION LLC	9/7/2007	1087	336	I-2007-011101	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 1, 2, E/2 NW/4, A/D/A NW/4
OK3200116-002	OK	WASHITA	SITZMAN, GLENN L	CHESAPEAKE EXPLORATION LLC	9/7/2007	1087	340	I-2007-011103	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 1,2, E/2 NW/4 (A/D/A NW/4)
OK3200116-003	OK	WASHITA	GREENWELL, OPAL M	CHESAPEAKE EXPLORATION LLC	9/7/2007	1086	990	I-2007-010970	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 1 & 2 & E/2 NW/4, ADA NW/4
OK3200116-004	OK	WASHITA	SITZMAN JR, CARL J	CHESAPEAKE EXPLORATION LLC	9/7/2007	1088	150	I-2007-011407	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 1-2, E/2 NW/4, ADA NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200117-001	OK	WASHITA	HAWTHORNE, RAE DEANE	CHESAPEAKE EXPLORATION LLC	9/12/2007	1087	314	I-2007-011092	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3, 4, SW/4, A/D/A WEST 63.68 AC OF SW/4
OK3200117-002	OK	WASHITA	HUGHES, JUBIE F/K/A JUBIE PRICE	CHESAPEAKE EXPLORATION LLC	9/10/2007	1087	338	I-2007-011102	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3, 4, (A/D/A W 63.68 ACRES OF SW/4)
OK3200117-003	OK	WASHITA	HUGHES, SCHERRIE	CHESAPEAKE EXPLORATION LLC	9/12/2007	1088	97	I-2007-011392	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3, 4 OF SW/4 (A/D/A W 63.68 ACRES OF SW/4)
OK3200117-004	OK	WASHITA	GILLY, GIL E & PANSY	CHESAPEAKE EXPLORATION LLC	9/10/2007	1088	868	I-2007-011650	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3-4 ADA W 63.68 AC OF SW/4
OK3200117-005	OK	WASHITA	REYNOLDS, MICHELLE	CHESAPEAKE EXPLORATION LLC	9/12/2007	1088	874	I-2007-011653	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3-4, ADA W 63.68 OF SW/4
OK3200117-006	OK	WASHITA	MASIERS, CHRISTINA	CHESAPEAKE EXPLORATION LLC	9/12/2007	1089	554	I-2007-011921	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3-4, ADA W 63.68 OF SW/4
OK3200117-007	OK	WASHITA	MEDINA, REBECCA	CHESAPEAKE EXPLORATION LLC	9/12/2007	1091	20	I-2007-012480	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3,4, (ADA W 63.68 AC OF SW/4)
OK3200666-000	OK	WASHITA	LABAHN, BETTY JO LIVING TR, BETTY JO LABAHN, TRST	CHESAPEAKE EXPLORATION LLC	9/7/2007	1085	66	I-2007-010323	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: E 90 ACRES OF SW/4
OK3200667-001	OK	WASHITA	OCC #569104/CD #200901983	COI-CELLC	7/16/2009				011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: ALL LTD TO MISSOURIAN & DES MOINES
OK3210048-001	OK	WASHITA	WOLF, HARRY D A/ K/A HARRY DUANE & MARVA JO	CHESAPEAKE EXPLORATION LLC	8/10/2006	1049	174	I-2006-006722	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK3210049-001	OK	WASHITA	ALLEN, ANTHONY DWIGHT A/K/ A TONY	CHESAPEAKE EXPLORATION LLC	8/8/2006	1048	94	I-2006-008319	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK9270261-000	OK	WASHITA	KEIL, JEAN D	CHESAPEAKE EXPLORATION LLC	1/20/2009	1130	479	I-2009-000977	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: NE/4 SURFACE TO DES MOINES FM (17,415.50’)
OK3200472-001	OK	WASHITA	MEIER, BOBBY LYNN	CHESAPEAKE EXPLORATION LP	3/22/2007	1068	783	I-2007-004504	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 1,2, E/2 NE/4
OK3200472-002	OK	WASHITA	LOPER, LOUISE ANN	CHESAPEAKE EXPLORATION LP	3/22/2007	1068	785	I-2007-004505	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOT 1, LOT 2, E/2 NE/4
OK3200472-003	OK	WASHITA	MEIER, DESSIE	CHESAPEAKE EXPLORATION LP	3/22/2007	1068	781	I-2007-004503	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOT 1, LOT 2, E/2 NE/4
OK3200472-004	OK	WASHITA	ROWE, PATRICIA M	CHESAPEAKE EXPLORATION LP	3/22/2007	1069	496	I-2007-004777	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOT 1, LOT 2, E/2 NE/4
OK3200472-005	OK	WASHITA	MEIER, CECIL MONTELL	CHESAPEAKE EXPLORATION LP	3/22/2007	1070	745	I-2007-005215	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 1, 2, E/2 NE/4
OK3200655-001	OK	WASHITA	HOEPFNER, MICHAEL	CHESAPEAKE EXPLORATION LLC	8/27/2007	1084	461	I-2007-010103	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: W/2 NE/4, E 76.62 AC OF E/2 NW/4 LTD TO 16,529’
OK3200655-002	OK	WASHITA	SLIWOSKI, JOAN B	CHESAPEAKE EXPLORATION LLC	8/28/2007	1085	68	I-2007-010324	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 3,4, E/2 SW/4 LESS .35 AC FOR PUBLIC ROAD
OK3200655-003	OK	WASHITA	EMPIE, JUDITH E	CHESAPEAKE EXPLORATION LLC	8/28/2007	1086	294	I-2007-010715	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOT 3, LOT 4, E/2 SW/4 LESS .35 AC FOR PUBLIC ROAD

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200655-004	OK	WASHITA	REUBER, JAMES LOUIS	CHESAPEAKE EXPLORATION LLC	8/28/2007	1086	299	I-2007-010717	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 3,4, E/2 SW/4 LESS .35 FOR PUBLIC ROAD
OK3200655-005	OK	WASHITA	PLEASANT INVESTMENTS LP	CHESAPEAKE EXPLORATION LLC	8/28/2007	1085	44	I-2007-010315	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 3,4, E/2 SW/4 LESS .35 AC FOR PUBLIC ROAD
OK3200655-006	OK	WASHITA	REUBER, RUBY M REV LIV TR DTD 9/29/93, RUBY M REUBER TRST	CHESAPEAKE EXPLORATION LLC	8/28/2007	1085	55	I-2007-010319	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 3, 4, E/2 SW/4, (LESS .35 AC FOR PUBLIC ROAD)
OK3200655-007	OK	WASHITA	REUBER, STANLEY K	CHESAPEAKE EXPLORATION LLC	8/28/2007	1085	52	I-2007-010318	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 3, 4, E/2 SW/4 LESS .35 AC FOR PUBLIC ROAD LTD TO 16,529’
OK3200655-008	OK	WASHITA	DUE, MAXINE	CHESAPEAKE EXPLORATION LLC	10/8/2007	1090	463	I-2007-012270	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 3, 4, E/2 SW/4 LESS 0.35 AC FOR PUBLIC ROAD LTD TO 16,529’
OK3200667-000	OK	WASHITA	CHESAPEAKE ROYALTY, LLC	CHESAPEAKE EXPLORATION LLC	4/17/2008	1106	316	I-2008-004233	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOT 3 (35.78 ACRES) & LOT 4 (35.26 ACRES) & THE E/2 SW/4, LESS 0.35 ACRES FOR A PUBLIC ROADWAY LTD TO 16529’
OK3200671-001	OK	WASHITA	BENSON, MARGERY KAREN	CHESAPEAKE EXPLORATION LLC	8/24/2007	1085	11	I-2007-010302	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: W/2 NE/4, E 76.62 ACRES OF E/2 NW/4 LTD TO 16,529’
OK3200684-001	OK	WASHITA	RAASCH, JAMES	CHESAPEAKE EXPLORATION LLC	10/1/2007	1085	40	I-2007-010313	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: 3.38 ACRES ALONG THE WEST SIDE OF E/2 NW/4
OK3200684-002	OK	WASHITA	WEBER, SUSAN	CHESAPEAKE EXPLORATION LLC	10/8/2007	1086	305	I-2007-010720	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: 3.38 AC ALONG W/SIDE E/2 NW/4
OK3200684-003	OK	WASHITA	TALLEY, PATRICIA	CHESAPEAKE EXPLORATION LLC	10/8/2007	1086	982	I-2007-010966	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: 3.38 AC ALONG W/SIDE E/2 NW/4
OK3200684-004	OK	WASHITA	RAASCH, JR, THOMAS A & VELMA H, TRUST	CHESAPEAKE EXPLORATION LLC	10/1/2007	1089	761	I-2007-012002	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: 3.38 ACRES ALONG W SIDE OF E/2 NW/4
OK3200684-005	OK	WASHITA	RAASCH, DEBORAH	CHESAPEAKE EXPLORATION LLC	10/8/2007	1088	176	I-2007-011417	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: 3.38 ACRES ALONG THE W SIDE OF E/2 NW/4
OK9270020-001	OK	WASHITA	WALLERSTEDT, SCOTT EUGENE	CHESAPEAKE EXPLORATION LLC	10/11/2007	1091	874	I-2007-012642	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: SE/4
OK9270020-002	OK	WASHITA	WALLERSTEDT, ROBERT WILLIAM	CHESAPEAKE EXPLORATION LLC	10/11/2007	1091	872	I-2007-012641	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: SE/4
OK9270020-003	OK	WASHITA	OCC# 547449/CD#200707118	CHESAPEAKE EXPLORATION LLC	12/6/2007				011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: ALL LTD TO VIRGILIAN, MISSOURIAN & DES MOINES COMMON SOURCES OF SUPPLY
OK3200104-001	OK	WASHITA	MEKUSUKEY OIL COMPANY LLC	CHESAPEAKE EXPLORATION LLC	9/7/2007	1082	40	I-2007-009236	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: SW/4
OK3200104-002	OK	WASHITA	HAMM JR, FLOYD D	CHESAPEAKE EXPLORATION LLC	10/18/2007	1093	908	I-2007-013342	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200104-003	OK	WASHITA	STAFFORD, LESTER, A/K/A LESTER V STAFFORD	CHESAPEAKE EXPLORATION LLC	11/1/2007	1093	902	I-2007-013340	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: SW/4 LTD TO 100’ BELOW S. E. DES MOINES GRANITE WASH FM (17,093’)
OK3200104-004	OK	WASHITA	IGO, TERRY	DAVID S THOMPSON & ASSOCIATES	6/21/2007	1075	372	I-2007-006825	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: SW/4
OK3200104-005	OK	WASHITA	ASARCO OIL & GAS COMPANY, INC.	CHESAPEAKE EXPLORATION LLC	9/16/2010	1183	980	I-2010-008985	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: SW/4
OK3200123-003	OK	WASHITA	JANZEN, ALLEN LIVING TRUST DATED 12/9/93	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	985	I-2008-001379	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACS OF SE/4 LTD TO 100’ BELOW S.E. DES MOINES GRANITE WASH (17,093’)
OK3200123-004	OK	WASHITA	JANZEN, ELIZABETH SUZANNE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	988	I-2008-001380	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACS OF SE/4 LTD TO 100’ BELOW S.E. DES MOINES GRANITE WASH (17,093’)
OK3200123-005	OK	WASHITA	CAILLE, JANET	CHESAPEAKE EXPLORATION LLC	12/3/2007	1098	32	I-2008-001409	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACS OF SE/4 LTD TO 100’ BELOW S.E. DES MOINES GRANITE WASH (17,093’)
OK3200123-006	OK	WASHITA	BARTEL, VICKI SUE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1098	12	I-2008-001402	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACRES OF SE/4 LTD TO 100’ BELOW S.E. DES MOINES GRANITE WASH (17,093’)
OK3200123-007	OK	WASHITA	ORTHWEIN, RICHARD J REV TRUST, RICHARD J ORTHWEIN, TRUSTEE	CHESAPEAKE EXPLORATION LLC	12/17/2007	1100	930	I-2008-002258	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: E 60 AC OF SE/4 LTD TO 100’ BELOW S.E. DES MOINES GRANITE WASH (17,093’)
OK3200123-008	OK	WASHITA	BROOKS, MICHAEL A REV LIVING TRUST DTD 7/15/2004	CHESAPEAKE EXPLORATION LLC	5/23/2008	1109	159	I-2008-005324	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACRES OF SE/4
OK3200123-009	OK	WASHITA	BROOKS, OLIDINE REV LIVING TRUST DTD 7/16/2004	CHESAPEAKE EXPLORATION LLC	5/23/2008	1109	161	I-2008-005325	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACRES OF SE/4
OK3200123-010	OK	WASHITA	VOGT FAMILY LIVING TRUST DTD 3/15/1993	CHESAPEAKE EXPLORATION LLC	5/9/2008	1107	565	I-2008-004728	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACRES OF SE/4
OK3200123-011	OK	WASHITA	WALTERS, EDITH	CHESAPEAKE EXPLORATION LLC	4/12/2010	1172	992	I-2010-005372	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: E 60 AC OF SE/4
OK3200123-012	OK	WASHITA	LINDSTROM, PEARL	CHESAPEAKE EXPLORATION LLC	4/14/2010	1172	1009	I-2010-005378	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: E 60 AC OF SE/4
OK3200123-013	OK	WASHITA	CADDELL, DAY NELL WILLIAMS	CHESAPEAKE EXPLORATION LLC	8/3/2010	1179	387	I-2010-007504	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACRES OF SE/4
OK3200123-014	OK	WASHITA	WILLIAMS, JERRY A/K/A JERRY L WILLIAMS	CHESAPEAKE EXPLORATION LLC	8/3/2010	1179	383	I-2010-007502	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACRES OF THE SE/4
OK3200123-015	OK	WASHITA	WILLIAMS, RONNIE A/K/A RONNIE G WILLIAMS	CHESAPEAKE EXPLORATION LLC	8/3/2010	1179	385	I-2010-007503	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: THE EAST 60 ACRES OF THE SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200123-016	OK	WASHITA	OCC #578816/CD #201003415	COI/CELLC	9/22/2010				011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: ALL LIMITED TO VIRGILIAN, MISSOURIAN & DES MOINES SEPARATE COMMON SOURCES OF SUPPLY
OK3200124-001	OK	WASHITA	BRAUKUS, KATHRYN	CHESAPEAKE EXPLORATION LLC	10/10/2007	1088	166	I-2007-011413	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: N/2 NE/4
OK3200125-000	OK	WASHITA	MCCLURE, VALINDA	CHESAPEAKE EXPLORATION LLC	10/12/2007	1088	169	I-2007-011414	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: S/2 NE/4
OK9270023-001	OK	WASHITA	BARTON, WILLIAM R	CHESAPEAKE EXPLORATION LLC	10/30/2007	1093	917	I-2007-013345	011N	017W	0032

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 32: NW/4 LESS AND EXCEPT A TRACT OF LAND CONTAINING 10 ACRES IN THE FORM OF A SQUARE IN THE NE CORNER OF THE NW/4

SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH (17,093’)

OK9270023-002	OK	WASHITA	VERDE VISTA ENERGY CO	CHESAPEAKE EXPLORATION LLC	10/30/2007	1093	885	I-2007-013336	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: NW/4 L/E A TRACT CONTAINING 10 ACS IN FORM OF SQUARE IN NE/C NW/4 SURF TO 100’ BLW S.E. OF DES MOINES GRANITE WASH (17,093’)
OK9270023-003	OK	WASHITA	WEBB, DAWN E	CHESAPEAKE EXPLORATION LLC	10/30/2007	1095	202	I-2008-000411	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: NW/4 L/E A TRACT CONTAINING 10 ACS IN FORM OF SQUARE IN NE/C NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH (17,093’)
OK9270023-004	OK	WASHITA	MANZ, TERRY K	CHESAPEAKE EXPLORATION LLC	10/30/2007	1094	789	I-2008-000265	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: NW/4 L/E A TRACT CONTAINING 10 ACS IN FORM OF SQUARE IN NE/C NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH (17,093’)
OK9270023-005	OK	WASHITA	PLAYA PETROLEUM, INC, WILLIAM R BARTON, PRESIDENT	CHESAPEAKE EXPLORATION LLC	10/30/2007	1093	914	I-2007-013344	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: NW/4 LESS & EXCEPT A TRACT CONTAINING 10 ACS IN FORM OF A SQUARE IN NE/C NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH (17,093’)
OK9270023-006	OK	WASHITA	SCHMIDT, MAMIE	DAVID S THOMPSON & ASSOCIATES	7/31/2007	1081	932	I-2007-009177	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270001-000	OK	WASHITA	BUFFING, BRET	CHESAPEAKE EXPLORATION LLC	10/22/2007	1090	460	I-2007-012269	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: E/2 SE/4, LESS 3 ACRES DEEDED TO THE BOARD OF COMMISSIONERS OF WASHITA COUNTY, A TRACT OF LAND DESCRIBED AS BEGINNING AT A POINT 33’ W OF NE/C OF E/2 SE/4, THENCE W 285.2’, THENCE S 85°10’ E 50’, THENCE S 70°20’ E 100’, THENCE S 51°10’ E 100’, THENCE S 30°50’ E 100’, THENCE S 11°10’ E 100’, THENCE N 285.2’ TO POB

SURFACE TO 17,475’

OK9270029-000	OK	WASHITA	EVANGELIST LUTHERAN FRIEDENS GERNIEDE , A CORPORATION	CHESAPEAKE EXPLORATION LLC	10/31/2007	1093	888	I-2007-013337	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: PART NE/4 BEGINNING AT NE/C NE/4, THENCE S ON E LINE 32 RODS, THENCE W 10 RODS, THENCE N 32 RODS, THENCE E TO POB SURFACE TO 17,475’
OK9270047-001	OK	WASHITA	JANZEN, ALLEN LIVING TRUST DTD 12/9/93	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	977	I-2008-001376	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: A TRACT OF LAND COVERING PART OF NE/4 DESCRIBED AS: BEGINNING AT A POINT 660’ E OF THE CENTER OF SEC 34; THENCE N 21°24’ E 550’; THENCE N 60°20’ E 910’; THENCE N 39°48’ W 465’; THENCE N 870’ TO THE N BOUNDARY LINE OF SEC 34; THENCE E TO A POINT 10 RODS W OF THE NE/C OF SEC 34; THENCE S 32 RODS; THENCE E 10 RODS TO THE E LINE OF SEC 34; THENCE S TO THE SE/C OF NE/4; THENCE W TO POB - LESS 3.82 ACRES DEEDED TO COUNTY FOR A ROAD AND LESS 2 ACRES DEEDED TO THE LUTHERAN CHURCH AND LESS 1.10 ACRES IN THE SE/C NE/4

SURFACE TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH (17,475’)

OK9270047-002	OK	WASHITA	JANZEN, ELIZABETH SUZANNE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	991	I-2008-001381	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: A TRACT OF LAND COVERING PART OF NE/4 DESCRIBED AS: BEGINNING AT A POINT 660’ E OF THE CENTER OF SEC 34; THENCE N 21°24’ E 550’; THENCE N 60°20’ E 910’; THENCE N 39°48’ W 465’; THENCE N 870’ TO THE N BOUNDARY LINE OF SEC 34; THENCE E TO A POINT 10 RODS W OF THE NE/C OF SEC 34; THENCE S 32 RODS; THENCE E 10 RODS TO THE E LINE OF SEC 34; THENCE S TO THE SE/C OF NE/4; THENCE W TO POB - LESS 3.82 ACRES DEEDED TO COUNTY FOR A ROAD AND LESS 2 ACRES DEEDED TO THE LUTHERAN CHURCH AND LESS 1.10 ACRES IN THE SE/C NE/4

SURFACE TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH (17,475’)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270047-003	OK	WASHITA	CAILLE, JANET	CHESAPEAKE EXPLORATION LLC	12/3/2007	1098	27	I-2008-001407	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: A TRACT OF LAND COVERING PART OF NE/4 DESCRIBED AS: BEGINNING AT A POINT 660’ E OF THE CENTER OF SEC 34; THENCE N 21°24’ E 550’; THENCE N 60°20’ E 910’; THENCE N 39°48’ W 465’; THENCE N 870’ TO THE N BOUNDARY LINE OF SEC 34; THENCE E TO A POINT 10 RODS W OF THE NE/C OF SEC 34; THENCE S 32 RODS; THENCE E 10 RODS TO THE E LINE OF SEC 34; THENCE S TO THE SE/C OF NE/4; THENCE W TO POB - LESS 3.82 ACRES DEEDED TO COUNTY FOR A ROAD AND LESS 2 ACRES DEEDED TO THE LUTHERAN CHURCH AND LESS 1.10 ACRES IN THE SE/C NE/4

SURFACE TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH (17,475’)

OK9270047-004	OK	WASHITA	BARTEL, VICKI SUE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1098	6	I-2008-001400	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: A TRACT OF LAND COVERING PART OF NE/4 DESCRIBED AS: BEGINNING AT A POINT 660’ E OF THE CENTER OF SEC 34; THENCE N 21°24’ E 550’; THENCE N 60°20’ E 910’; THENCE N 39°48’ W 465’; THENCE N 870’ TO THE N BOUNDARY LINE OF SEC 34; THENCE E TO A POINT 10 RODS W OF THE NE/C OF SEC 34; THENCE S 32 RODS; THENCE E 10 RODS TO THE E LINE OF SEC 34; THENCE S TO THE SE/C OF NE/4; THENCE W TO POB - LESS 3.82 ACRES DEEDED TO COUNTY FOR A ROAD AND LESS 2 ACRES DEEDED TO THE LUTHERAN CHURCH AND LESS 1.10 ACRES IN THE SE/C NE/4

SURFACE TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH (17,475’)

OK9270087-000	OK	WASHITA	SMITH, GLEN DALE & LANELL	CHESAPEAKE EXPLORATION LLC	12/17/2008	1130	55	I-2009-000835	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: ALL OF BLOCK 1 AND ALL OF BLOCK 2 IN THE TOWN OF BESSIE
OK9270089-000	OK	WASHITA	PRICE, TERRY P & PATRICIA M	CHESAPEAKE EXPLORATION LLC	5/25/2009	1141	1028	I-2009-005014	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-9, BLOCK 50, LOTS 10-12, BLOCK 51, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270090-000	OK	WASHITA	FRANKLIN, PAULA SUE	CHESAPEAKE EXPLORATION LLC	6/17/2009	1141	736	I-2009-004906	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 20-24, BLOCK 57, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270093-000	OK	WASHITA	DUKE, JIMMY L	CHESAPEAKE EXPLORATION LLC	8/11/2009	1146	391	1-2009-006342	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 14 - 16 OF BLOCK 29 IN TOWN OF BESSIE
OK9270094-000	OK	WASHITA	IGO, TERRY & DIANE	CHESAPEAKE EXPLORATION LLC	8/11/2009	1146	393	1-2009-006343	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 25 - 32 BLOCK 91 IN THE TOWN OF BESSIE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270096-000	OK	WASHITA	RATKE, MICHAEL D & DONNA	CHESAPEAKE EXPLORATION,LLC	7/31/2009	1144	889	1-2009-005905	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13, 14, & 15 OF BLOCK 55
OK9270097-001	OK	WASHITA	ERNST, MARK	CHESAPEAKE EXPLORATION LLC	7/29/2009	1144	892	I-2009-005906	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: BLOCK 4, LOTS 1-5, 7-24 OF BLOCK 5, BLOCKS 6-8, LOTS 1-21, 23 & 24 OF BLOCK 9, LOTS 6-19 OF BLOCK 10, LOTS 1-18, 20-24 OF BLOCK 11, BLOCKS 18, 19, LOTS 1-9, 11-17, 19-24 OF BLOCK 20, BLOCKS 21-23, LOTS 1-21 OF BLOCK 24, BLOCK 25, LOT 6 OF BLOCK 5, LOT 22 OF BLOCK 9, LOT 19 OF BLOCK 11, LOTS 10, 18 OF BLOCK 20, LOTS 5, 6 & 9 OF BLOCK 51, E/2 LOTS 13-15 OF BLOCK 44, LOTS 7, 8 OF BLOCK 51, LOTS 1-4, 17-24 OF BLOCK 51, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270097-002	OK	WASHITA	ERNST, DANNY	CHESAPEAKE EXPLORATION LLC	7/29/2009	1144	895	I-2009-005907	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: BLOCK 4, LOTS 1-5, 7-24 OF BLOCK 5, BLOCKS 6-8, LOTS 1-21, 23 & 24 OF BLOCK 9, LOTS 6-19 OF BLOCK 10, LOTS 1-18, 20-24 OF BLOCK 11, BLOCKS 18, 19, LOTS 1-9, 11-17, 19-24 OF BLOCK 20, BLOCKS 21-23, LOTS 1-21 OF BLOCK 24, BLOCK 25, LOT 6 OF BLOCK 5, LOT 22 OF BLOCK 9, LOT 19 OF BLOCK 11, LOTS 10, 18 OF BLOCK 20, LOTS 5, 6 & 9 OF BLOCK 51, LOTS 22-24 OF BLOCK 24, LOTS 13-24 OF BLOCK 52, E/2 LOTS 13-15 OF BLOCK 44, LOTS 7, 8 OF BLOCK 51, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270098-001	OK	WASHITA	WILLIAMSON, HUGH R & VERA	CHESAPEAKE EXPLORATION LLC	5/11/2009	1141	713	I-2009-004897	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24, BLOCK 40, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270098-002	OK	WASHITA	KLEMME, ROBERT	CHESAPEAKE EXPLORATION LLC	9/29/2009	1151	831	I-2009-008214	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 19 - 24 OF BLOCK 40 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS AND APPURTENANCES ADJACENT THERETO

OK9270098-003	OK	WASHITA	WILLIAMSON, EDWIN L	CHESAPEAKE EXPLORATION LLC	9/14/2009	1153	339	I-2009-008601	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 19-24 OF BLOCK 40 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPPURTENANCES ADJACENT THERETO

OK9270098-004	OK	WASHITA	KLEMME, MICHAEL LYNN	CHESAPEAKE EXPLORATION LLC	11/2/2009	1154	164	I-2009-008920	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24 OF BLOCK 40 IN TOWN OF BESSIE
OK9270099-000	OK	WASHITA	LEWALLEN, DANNY L & DONNA GAIL	CHESAPEAKE EXPLORATION LLC	5/4/2009	1141	725	I-2009-004902	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 10, 11 & 12, BLOCK 55, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270103-001	OK	WASHITA	BORCHERS, BETTY LIVING TRUST, BETTY BORCHERS, TRST	CHESAPEAKE EXPLORATION LLC	1/24/2008	1100	909	I-2008-002249	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: W/2 SE/4 LESS A TRACT OF LAND DESCRIBED AS BEGINNING AT THE NW/C OF SE/4, THENCE E ALONG THE N LINE 942’, THENCE DUE S 2640’ TO A POINT ON THE S LINE OF SAID QUARTER SECTION, THENCE W ALONG THE S LINE OF SAID QUARTER SECTION 942’ TO THE SW/C, THENCE N ALONG THE W LINE 2640’ TO THE POB

SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM (17,475’)

OK9270103-002	OK	WASHITA	BORCHERS, PAUL LIVING TRUST, PAUL BORCHERS, TRST	CHESAPEAKE EXPLORATION LLC	1/24/2008	1100	903	I-2008-002247	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: W/2 SE/4 LESS A TRACT OF LAND DESCRIBED AS BEGINNING AT THE NW/C OF SE/4, THENCE E ALONG THE N LINE 942’, THENCE DUE S 2640’ TO A POINT ON THE S LINE OF SAID QUARTER SECTION, THENCE W ALONG THE S LINE OF SAID QUARTER SECTION 942’ TO THE SW/C, THENCE N ALONG THE W LINE 2640’ TO THE POB

SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM (17,475’)

OK9270103-003	OK	WASHITA	LANTZ, WILMA C TRUST, WILMA C LANTZ, TRUSTEE	CHESAPEAKE EXPLORATION LLC	2/12/2008	1201	48	I-2011-003891	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: W/2 SE/4 LESS A TRACT OF LAND DESCRIBED AS: BEG AT NW/C SE/4, THENCE E ALONG THE N LINE 942’, THENCE DUE S 2640’ TO A POINT ON THE S LINE OF SAID QUARTER SECTION, THENCE W ALONG THE S LINE OF SAID QUARTER SECTION 942’ TO SW/C, THENCE N ALONG THE W LINE 2640’ TO POB. SURFACE TO DES MOINES GRANITE WASH FM (17,475’)

OK9270215-000	OK	WASHITA	LITTKE, PATRICIA	CHESAPEAKE EXPLORATION LLC	7/2/2008	1117	484	I-2008-008266	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 10-12 OF BLOCK 3, LOTS 1-2 OF BLOCK 12 IN THE TOWN OF BESSIE SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM
OK9270226-001	OK	WASHITA	HAMM FAMILY TRUST DATED 10/2004	CHESAPEAKE EXPLORATION LLC	9/8/2008	1121	583	I-2008-009994	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: ALL OF BLOCKS 70, 71, 72, 73, 74, 81, 82, 83, 84, 85 IN THE TOWN OF BESSIE, OKLAHOMA
OK9270258-001	OK	WASHITA	BOSE, MARJORIE	CHESAPEAKE EXPLORATION LLC	1/12/2009	1132	445	I-2009-001590	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1-24 OF BLOCK 34 AND LOTS 1-18 OF BLOCK 35 AND LOTS 1-18 OF BLOCK 36 AND LOTS 1-24 OF BLOCK 37 AND LOTS 13-18 OF BLOCK 48 AND LOTS 1,2 AND 4-12 OF BLOCK 48 AND LOTS 1-9 OF BLOCK 49 ALL IN THE TOWN OF BESSIE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270258-002	OK	WASHITA	BOSE, ROBERT E	CHESAPEAKE EXPLORATION LLC	1/12/2009	1132	61	I-2009-001468	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1-24 OF BLOCK 34 AND LOTS 1-18 OF BLOCK 35 AND LOTS 1-18 OF BLOCK 36 AND LOTS 1-24 OF BLOCK 37 AND LOTS 13-18 OF BLOCK 40 AND LOTS 1, 2 AND 4-12 OF BLOCK 48 AND LOTS 1-9 OF BLOCK 49 ALL IN THE TOWN OF BESSIE

OK9270258-003	OK	WASHITA	MESSICK, CLARENCE & DOLORES MUTUAL LIV T	CHESAPEAKE EXPLORATION LLC	1/12/2009	1132	63	I-2009-001469	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1-24 OF BLOCK 34 AND LOTS 1-18 OF BLOCK35 AND LOTS 1-18 OF BLOCK 36 AND LOTS 1-24 OF BLOCK 37 AND LOTS 13-18 OF BLOCK 40 AND LOTS 1,2 AND 4-12 OF BLOCK 48 AND LOTS 1-9 OF BLOCK 49 ALL IN THE TOWN OF BÉSSIE

OK9270258-004	OK	WASHITA	BAKER, YVONNE M	CHESAPEAKE EXPLORATION LLC	1/12/2009	1133	645	I-2009-002031	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1-24 OF BLK 34 & LOTS 1-18 OF BLK 35 & LOTS 1-18 OF BLK 36 & LOTS 1-24 OF BLK 37 & LOTS 13-18 OF BLK 40 & LOTS 1, 2 & 4-12 OF BLK 48 & LOTS 1-9 OF BLK 49 ALL IN THE TOWN OF BESSIE

OK9270258-005	OK	WASHITA	BOSE, JAMES E	CHESAPEAKE EXPLORATION LLC	1/12/2009	1133	641	I-2009-002029	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1-24 OF BLK 34 & LOTS 1-18 OF BLK 35 & LOTS 1-18 OF BLK 36 & LOTS 1-24 OF BLK 37 & LOTS 13-18 OF BLK 40 & LOTS 1, 2 & 4-12 OF BLK 48 & LOTS 1-9 OF BLK 49 ALL IN THE TOWN OF BESSIE

OK9270258-006	OK	WASHITA	STREEB, LUCILLE M	CHESAPEAKE EXPLORATION LLC	1/12/2009	1133	643	I-2009-002030	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1-24 OF BLK 34 & LOTS 1-18 OF BLK 35 & LOTS 1-18 OF BLK 36 & LOTS 1-24 OF BLK 37 & LOTS 13-18 OF BLK 40 & LOTS 1, 2 & 4-12 OF BLK 48 & LOTS 1-9 OF BLK 49 ALL IN THE TOWN OF BESSIE

OK9270259-000	OK	WASHITA	PETERS, EDMUND A & MARY A	CHESAPEAKE EXPLORATION LLC	1/9/2009	1132	65	I-2009-001470	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: BLOCKS 58, 59 LESS THE NORTH 50’ OF LOTS 8, 9 IN BLOCK 59, AND BLOCKS 60, 61, 67-69, IN THE TOWN OF BESSIE, OKLAHOMA.
OK9270277-000	OK	WASHITA	GORSHING, GARY W	CHESAPEAKE EXPLORATION LLC	5/4/2009	1139	567	12009004238	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-3, BLOCK 47, TOWN OF BESSIE, INCLUDING ALL ROADS, STREETS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO
OK9270278-000	OK	WASHITA	SCHIMMEL, GILBERT L & VERA E REVOCABLE TRUST DTD 03/21/02	CHESAPEAKE EXPLORATION LLC	5/7/2009	1140	218	12009004445	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-24, BLOCK 56, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO
OK9270279-001	OK	WASHITA	HIXON, JAMES	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	570	12009004239	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 23-24, BLOCK 45, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO
OK9270280-001	OK	WASHITA	RHODES, LARRY DEAN & NORMA L	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	572	12009004240	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 4-11, LOTS 13-20, BLOCK 47, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO
OK9270282-001	OK	WASHITA	DUDGEON, MARILYN KAY & JERRY K	CHESAPEAKE EXPLORATION LLC	5/6/2009	1139	278	12009003648	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13 - 24, BLOCK 27, TOWN OF BESSIE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270283-001	OK	WASHITA	COSSEY, CLYDE	CHESAPEAKE EXPLORATION LLC	5/7/2009	1139	276	12009003647	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOT 13 - 15, BLOCK 13, TOWN OF BESSIE
OK9270283-002	OK	WASHITA	COSSEY, DENVER & AUDREY ALINE	CHESAPEAKE EXPLORATION LLC	6/11/2009	1143	809	I-2009-005520	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13, 14, 15, BLOCK 13, TOWN OF BESSIE
OK9270284-000	OK	WASHITA	WISE, CHARLENE L	CHESAPEAKE EXPLORATION LLC	5/8/2009	1139	274	12009003646	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1 - 16, BLOCK 28, LOTS 1 - 16, BLOCK 15, LOTS 1 - 24, BLOCK 16, TOWN OF BESSIE
OK9270285-000	OK	WASHITA	HENDRICKS, BUDDY & PEGGY	CHESAPEAKE EXPLORATION LLC	5/6/2009	1139	282	12009003650	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 17 - 20, BLOCK 53, TOWN OF BESSIE
OK9270286-001	OK	WASHITA	KLEMME, PAUL K	CHESAPEAKE EXPLORATION LLC	5/11/2009	1139	284	12009003651	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24, BLOCK 40, LOTS 18-20, BLOCK 47, TOWN OF BESSIE
OK9270286-002	OK	WASHITA	ERNY, GLENDORA ANN	CHESAPEAKE EXPLORATION LLC	5/28/2009	1143	807	I-2009-005519	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19 - 24, BLOCK 40, LOTS 18 - 20, BLOCK 47, TOWN OF BESSIE
OK9270289-000	OK	WASHITA	COIL, LINDA G A/K/A LINDA GAYNELL COIL	CHESAPEAKE EXPLORATION LLC	5/19/2009	1141	730	I-2009-004904	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-18, BLOCK 46, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270290-000	OK	WASHITA	JONES, PRESLEY W & MILDRED I REVOCABLE TRUST DTD 12/17/2003	CHESAPEAKE EXPLORATION LLC	5/22/2009	1141	727	I-2009-004903	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-18, BLOCK 46, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270291-000	OK	WASHITA	DAWES, KENNY & LINDA	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	286	I-2009003652	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1 - 5, BLOCK 65, TOWN OF BESSIE
OK9270292-000	OK	WASHITA	MAUCK, JERRY & DEBORAH	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	288	I-2009-003653	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOT 22, BLOCK 31, LOTS 14, 15, 18, 20, BLOCK 32, TOWN OF BESSIE
OK9270293-000	OK	WASHITA	DICK, ELMER G	CHESAPEAKE EXPLORATION LLC	5/4/2009	1139	293	I-2009-003655	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 17 - 22, BLOCK 44, LOTS 10 - 12, BLOCK 46, LOTS 1 - 3, BLOCK 55, TOWN OF BESSIE
OK9270294-000	OK	WASHITA	TAYLOR, L D & KAREN	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	298	I-2009-003657	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOT 13, BLOCK 29 & W/2 OF LOTS 13 & 14, BLOCK 44, TOWN OF BESSIE
OK9270295-000	OK	WASHITA	MANNIS, TRELA C THOMPSON	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	300	I-2009-003658	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1 - 5 & 9 - 12, BLOCK 27, TOWN OF BESSIE
OK9270296-001	OK	WASHITA	STEPHENSON, FREDA A/K/A FRIEDA STEPHENSON	CHESAPEAKE EXPLORATION LLC	5/4/2009	1139	290	I-2009-003654	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 8, 10, 15 - 18, BLOCK 39, TOWN OF BESSIE
OK9270297-001	OK	WASHITA	LINGENFELTER, LU ELLA	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	296	I-2009-003656	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 6 - 12, LESS E 50’ OF LOTS 11 & 12, BLOCK 40, TOWN OF BESSIE
OK9270297-002	OK	WASHITA	BUFFING, LEE ROY & MALINDA	CHESAPEAKE EXPLORATION LLC	5/1/2009	1141	1026	I-2009-005013	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 6-12, LESS E 50’ OF LOTS 11 & 12, BLOCK 40, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270298-001	OK	WASHITA	BOSE, RANDAL S	CHESAPEAKE EXPLORATION LLC	5/18/2009	1141	1019	I-2009-005011 (CORRECTION)	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13 - 18, BLOCK 40, LOTS 10 - 12, BLOCK 57, LOTS 16 - 21, BLOCK 65, LOTS 1 - 9 & 16 - 24, BLOCK 66, TOWN OF BESSIE
OK9270298-002	OK	WASHITA	BOSE, DARREL W	CHESAPEAKE EXPLORATION LLC	5/18/2009	1141	1016	I-2009-005010	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 13-18, BLOCK 40, LOTS 10-12, BLOCK 57, LOTS 16-21, BLOCK 65, LOTS 1-9 & 16-24, BLOCK 66, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO

OK9270299-000	OK	WASHITA	LEWIS, ANNA MARIE	CHESAPEAKE EXPLORATION LLC	5/11/2009	1141	709	I-2009-004895	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST. SECTION 34: LOTS 1-5, BLOCK 40, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270300-001	OK	WASHITA	KLEMME JR, BEN	CHESAPEAKE EXPLORATION LLC	5/13/2009	1152	991	I-2009-008498	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24, BLOCK 40, LOTS 18-20, BLOCK 47, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270300-002	OK	WASHITA	AUSTIN, MARK	CHESAPEAKE EXPLORATION LLC	5/19/2009	1141	707	I-2009-004894	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: 19-24, BLOCK 40, LOTS 18-20, BLOCK 47, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270300-003	OK	WASHITA	KLEMME, DAVID & ELAINE	CHESAPEAKE EXPLORATION LLC	5/19/2009	1141	1031	I-2009-005015	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24, BLOCK 40, LOTS 18-20, BLOCK 47, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270301-000	OK	WASHITA	INTERNATIONAL BANK OF COMMERCE	CHESAPEAKE EXPLORATION LLC	5/28/2009	1141	715	I-2009-004898	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-18, BLOCK 64, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270301-001	OK	WASHITA	ASARCO OIL & GAS, INC	CHESAPEAKE EXPLORATION LLC	5/14/2009	1141	741	I-2009-004908	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: ALL OF BLOCKS 70-74, 81-85, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270301-002	OK	WASHITA	MORGAN, THOMAS A	CHESAPEAKE EXPLORATION LLC	5/13/2009	1152	993	I-2009-008499	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: ALL OF BLOCKS 70-74, 81-85, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270302-000	OK	WASHITA	DUDGEON, JOHNNY A/K/A JOHNNIE DUDGEON & BONNIE	CHESAPEAKE EXPLORATION LLC	5/1/2009	1141	723	I-2009-004901	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 22, 23 & 24, BLOCK 13, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270303-000	OK	WASHITA	EDIGER, MARJORIE	CHESAPEAKE EXPLORATION LLC	5/4/2009	1141	717	I-2009-004899	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19 - 24, BLOCK 55, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270304-000	OK	WASHITA	FIRST BAPTIST CHURCH OF CLINTON, INC	CHESAPEAKE EXPLORATION LLC	6/1/2009	1141	720	I-2009-004900	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOT 21 - 24, BLOCK 53, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270305-000	OK	WASHITA	HOLLIMAN, AGNES M REV LIV TR DTD 4/1/98, ET AL	CHESAPEAKE EXPLORATION LLC	5/11/2009	1141	1022	I-2009-005012	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-16, BLOCK 14, LOTS 1-6, BLOCK 32, LOTS 1-4, BLOCK 46, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO
OK9270306-000	OK	WASHITA	GRIFFITH, J L	CHESAPEAKE EXPLORATION LLC	5/1/2009	1143	527	I-2009-005422	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 10 & 11, BLOCK 49, TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270307-001	OK	WASHITA	CARTER, VERA	CHESAPEAKE EXPLORATION LLC	5/4/2009	1143	529	I-2009-005423	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOT 16, BLOCK 30, LOTS 13, 16, 17, 22-24, BLOCK 32, LOTS 19 & 21, BLOCK 32, LOTS 19-24, BLOCK 39, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO

OK9270308-000	OK	WASHITA	MCDANIEL, DAVID K	CHESAPEAKE EXPLORATION LLC	5/4/2009	1143	532	I-2009-005424	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-5, BLOCK 39, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270311-001	OK	WASHITA	MIRTZ, BENJAMIN & GWENDOLYN	CHESAPEAKE EXPLORATION LLC	7/23/2009	1143	811	I-2009-005521	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 20 - 24, BLOCK 27
OK9270311-002	OK	WASHITA	SANDERS, LEONA	CHESAPEAKE EXPLORATION LLC	7/25/2009	1143	815	I-2009-005523	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 20 - 24, BLOCK 27
OK9270312-001	OK	WASHITA	INTEMANN, RANDAL BRYAN	CHESAPEAKE EXPLORATION LLC	7/27/2009	1143	813	I-2009-005522	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 21 & 22 OF BLOCK 45, OF TOWN OF BESSIE, ACCORDING TO PLAT RECORDED THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO
OK9270313-000	OK	WASHITA	RATKE, PAUL D & JANE	CHESAPEAKE EXPLORATION LLC	7/2/2009	1143	794	I-2009-005515	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 16, 17, 18 IN TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, THERETO & APPURTENANCES THERETO.
OK9270314-000	OK	WASHITA	KEIL, JEAN D	CHESAPEAKE EXPLORATION, LLC	7/12/2009	1143	797	I-2009-005516	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13, 14, BLOCK 62, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, THERETO & APPURTANCES ADJACENT THERETO
OK9270315-001	OK	WASHITA	BONDY, WILMA	CHESAPEAKE EXPLORATION LLC	7/29/2009	1144	584	I-2009-005789	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOT 13-15 OF BLOCK 13, OF THE TOWN OF BESSIE, ACCORDING TO THE PLAT RECORDED THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270316-001	OK	WASHITA	RAY, DEBORAH & WILLIAM F	CHESAPEAKE EXPLORATION LLC	7/23/2009	1143	800	I-2009-00517	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: PART SE/4 DESCRIBED AS BEGINNING AT NE/C OF BLOCK 93 OF BESSIE TOWNSITE, THENCE 20’ TO W LINE OF ST. LOUIS - SAN FRANCISCO RR ROW, THENCE S 450’ ALONG W LINE OF ST. LOUIS - SAN FRANCISCO RR ROW, THENCE 2 20’, THENCE N 450’ ALONG E LINE OF BLOCK 93 OF BESSIE TOWNSIDE TO POB; LOTS 1 - 18, BLOCK 93, PLUS TRACT BEGINNING 30’ N OF SW/C OF SE/4, THENCE E 37.5’, THENCE N 200’, THENCE W 37.5’, THENCE S 200’ TO POB; LOTS 1 - 3, BLOCK 41, LOTS 1 - 4, BLOCK 42, LOTS 1 - 6, BLOCKS 76, 77, 78, LOTS 1 - 12, BLOCK 79, LOTS 7 -18, BLOCK 80, LOTS 1 - 24 & 33 - 36, BLOCK 91, LOTS 1 - 28 & 30 - 36, BLOCK 92, PART OF BLOCK 93 LYING IN SW/4 OF TOWN OF BESSIE; LOTS 4 - 6, BLOCK 41; LOTS 10 - 12, BLOCK 45; LOTS 13 - 18, BLOCK 45

OK9270317-000	OK	WASHITA	CARTER, DENNIS R & GERALD A NELSON	CHESAPEAKE EXPLORATION LLC	8/11/2009	1146	389	1-2009-006341	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 21 - 24 OF BLOCK 33 IN THE TOWN OF BESSIE
OK9270318-000	OK	WASHITA	CRANE, JAMES W & JAMIE A	CHESAPEAKE EXPLORATION LLC	8/11/2009	1146	727	I-2009-006467	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-18 BLOCK 31 TOWN OF BESSIE
OK9270319-000	OK	WASHITA	SLIGER, KENNETH C & C AVINELLE REV TR	CHESAPEAKE EXPLORATION LLC	8/11/2009	1146	729	I-2009-006468	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 7-12 BLOCK 32 IN TOWN OF BESSIE
OK9270320-000	OK	WASHITA	PTAK JR, LEON & MARY LOUISE	CHESAPEAKE EXPLORATION LLC	8/13/2009	1146	733	I-2009-006470	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24 OF BLOCK 64 IN TOWN OF BESSIE
OK9270321-000	OK	WASHITA	REAM, MAREETA	CHESAPEAKE EXPLORATION LLC	8/19/2009	1146	731	I-2009-006469	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-12, 16-24 BLOCK 63 TOWN OF BESSIE
OK9270322-000	OK	WASHITA	SORTER, MARGARET MARIE	CHESAPEAKE EXPLORATION LLC	8/13/2009	1146	723	I-2009-006465	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-16 OF BLOCK 30 IN TOWN OF BESSIE
OK9270323-000	OK	WASHITA	CARTER, MARK MONTEL	CHESAPEAKE EXPLORATION LLC	8/13/2009	1146	725	I-2009-006466	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13 -16 BLOCK 30 OF TOWN OF BESSIE
OK9270324-001	OK	WASHITA	FLECK, JANET	CHESAPEAKE EXPLORATION LLC	8/19/2009	1147	785	I-2009-006860	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 7-11 & 13-24 OF BLOCK 12 IN THE TOWN OF BESSIE
OK9270325-001	OK	WASHITA	ALLEN, OPAL LOIS	CHESAPEAKE EXPLORATION LLC	8/19/2009	1147	787	I-2009-006861	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-16 OF BLOCK 30 IN TOWN OF BESSIE
OK9270325-002	OK	WASHITA	MCCULLER, JACKIE LEE	CHESAPEAKE EXPLORATION LLC	10/26/2009	1152	667	I-2009-008379	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 13 - 16 OF BLOCK 30 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270325-003	OK	WASHITA	DUDGEON, MORRIS LANE & RHONDA	CHESAPEAKE EXPLORATION LLC	10/26/2009	1152	669	I-2009-008380	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34 : LOTS 13 - 16 OF BLOCK 30 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270325-004	OK	WASHITA	CARTER, DONNA LYN	CHESAPEAKE EXPLORATION LLC	11/17/2009	1156	856	I-2009-009803	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-16 OF BLOCK 30 IN TOWN OF BESSIE
OK9270326-000	OK	WASHITA	KOCH, TAMMIE FRAZIER	CHESAPEAKE EXPLORATION LLC	8/13/2009	1147	783	I-2009-006859	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 7-12 OF BLOCK 64 IN TOWN OF BESSIE
OK9270327-001	OK	WASHITA	INGRAM, CHARLA L, FORMERLY PENNER & CHRIS	CHESAPEAKE EXPLORATION LLC	7/29/2009	1145	974	I-2009-006162	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 15 THRU 22 OF BLOCK 41, LOTS 1 THRU 6 OF BLOCK 53 OF TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO
OK9270328-001	OK	WASHITA	BOSE, SHARON & ADOLPH ELIZONDO	CHESAPEAKE EXPLORATION LLC	7/29/2009	1145	976	I-2009-006163	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOT 13-24 OF BLOCK 65, OF THE TOWN OF BESSIE, ACCORDING TO THE PLAT RECORDED THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO

OK9270329-001	OK	WASHITA	BOSE, SHARON	CHESAPEAKE EXPLORATION LLC	7/29/2009	1145	978	I-2009-006164	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 10-12 OF BLOCK 57 & LOTS 1-9 & 16-24 OF BLOCK 66, OF THE TOWN OF BESSIE, ACCORDING TO THE PLAT RECORDED THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO

OK9270330-001	OK	WASHITA	SPERLE, PATRICIA & J C	CHESAPEAKE EXPLORATION LLC	7/29/2009	1145	971	I-2009-006161	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: BLOCK 4, LOTS 1-5 & 7-24 OF BLOCK 5, BLOCKS 6-8, LOTS 1-21, 23 & 24 OF BLOCK 9, LOTS 6-19 OF BLOCK 10, LOTS 1-18 & 20-24 OF BLOCK 11, BLOCKS 18 & 19, LOTS 1-9, 11-17 & 19-24 OF BLOCK 20, BLOCKS 21-23, LOTS 1-21 OF BLOCK 24, BLOCK 25, LOT 6 OF BLOCK 5, LOT 22 OF BLOCK 9, LOT 19 OF BLOCK 11, LOTS 10 & 18 OF BLOCK 20 & LOTS 5, 6 & 9 OF BLOCK 51, LOTS 1-5 & 20-24 OF BLOCK 10 IN TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270331-000	OK	WASHITA	TOWN OF BESSIE, OKLAHOMA	CHESAPEAKE EXPLORATION LLC	9/8/2009	1147	780	I-2009-006858	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 16-24, BLOCK 26, E 50’ OF LOTS 11 & 12, BLOCK 40, LOTS 7-9, BLOCK 41 & LOTS 2-4, BLOCK 45 & BLOCK 86-89
OK9270332-002	OK	WASHITA	KOEHN, PAMELA	CHESAPEAKE EXPLORATION LLC	10/28/2009	1153	335	I-2009-008599	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24 OF BLOCK 48 IN TOWN OF BESSIE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270332-003	OK	WASHITA	HENDRICKS, PAULA	CHESAPEAKE EXPLORATION LLC	9/17/2009	1153	333	I-2009-008598	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 19-24 OF BLOCK 48 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPPURTENANCES ADJACENT THERETO

OK9270333-000	OK	WASHITA	STEPHENSON, RAY	CHESAPEAKE EXPLORATION LLC	9/14/2009	1148	178	I-2009-007023	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 10 - 18 OF BLOCK 50, LOTS 13 - 16 OF BLOCK 51
OK9270344-000	OK	WASHITA	STEPHENSON, ROBERT & DIANE	CHESAPEAKE EXPLORATION LLC	9/4/2009	1148	359	I-2009-007090	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 3 - 12 OF BLOCK 54
OK9270345-001	OK	WASHITA	SPERLE, PATRICIA & J C	CHESAPEAKE EXPLORATION LLC	9/9/2009	1147	594	I-2009-006769	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 10 THRU 18 OF BLOCK 45 IN TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS AND APPURTENANCES ADJACENT THERETO
OK9270346-000	OK	WASHITA	PTAK, MIKE	CHESAPEAKE EXPLORATION LLC	8/13/2009	1146	76	I-2009-006224	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 6, 7, 8, 9, 10, 11, 12 OF BLOCK 65 IN TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, THERETO AND APPURTENANCES ADJACENT THERETO
OK9270347-000	OK	WASHITA	GOERINGER, CONNIE & JEAN	CHESAPEAKE EXPLORATION LLC	9/14/2009	1148	763	I-2009-007217	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOT 12 OF BLOCK 12 AND A TRACT OF LAND COMMENCING AT THE SE/C OF LOT 12 OF BLOCK 12, THENCE WEST 130’. THENCE SOUTH 70’ TO THE NW/C OF LOT 1 BLOCK 17, THENCE EAST 130’, THENCE NORTH 70’ TO POB.

OK9270348-001	OK	WASHITA	KRAUSE, DAN	CHESAPEAKE EXPLORATION LLC	9/14/2009	1150	205	I-2009-007691	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 13-15 AND LOTS 22-24 OF BLOCK 65 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270349-000	OK	WASHITA	STEIGMAN, MICHAEL L & CHRISTYE A	CHESAPEAKE EXPLORATION LLC	9/14/2009	1149	371	I-2009-007400	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: SOUTH 110 FEET OF LOTS 1-6 AND ALL OF LOTS 19-24 OF BLOCK 62 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270351-001	OK	WASHITA	BOSE, MARK E, A/K/A MARK BOSE	CHESAPEAKE EXPLORATION LLC	9/14/2009	1150	9	I-2009-007628	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 13-18 OF BLOCK 40 AND LOTS 16-21 OF BLOCK 65 AND LOTS 10-12 OF BLOCK 57 AND LOTS 1-9 AND 16-24 OF BLOCK 66, IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS AND APPURTENANCES ADJACENT THERETO

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270354-000	OK	WASHITA	JERNIGAN JR, DAVID P & PATSY A	CHESAPEAKE EXPLORATION LLC	9/14/2009	1151	796	I-2009-008198	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 13 AND 14 OF BLOCK 41 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270355-000	OK	WASHITA	MINTZ, DOROTHY V, LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	9/15/2009	1151	792	I-2009-008196	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1 - 6 OF BLOCK 64 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS. ROADS, ALLEYWAYS AND APPURTENANCES ADJACENT THERETO

OK9270357-001	OK	WASHITA	NONAST, MYRLEE BLEVENS	CHESAPEAKE EXPLORATION LLC	9/17/2009	1151	794	I-2009-008197	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOT 20 - 24 OF BLOCK 57 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270359-000	OK	WASHITA	BURLINGTON RESOURCES OIL & GAS COMPANY, LP	CHESAPEAKE EXPLORATION LLC	10/16/2009	1158	616	I-2010-000422 (CORRECTION LSE)	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: PART NE/4, BEGIN ON POINT S LINE NE/4, 660’ E OF CENTER SECTION; N 2I°24'E, 550’; N 620°E, 910’; THENCE N 39°48'W, 465’; THENCE DUE N 870’ TO A POINT ON N LINE OF SECTION 34; THENCE W 513’ TO SLSFRY.CO. W ROW LINE; S ALONG ROW 2640’ TO S LINE OF NE/4; E 505.5’ TO POB, BEGIN AT A POINT ON N LINE OF SECTION 34 THAT IS 47' E OF THE N/2 & S/2 SECTION LINE, THENCE W 300', THENCE S 2640', THENCE W 630', THENCE S 1540', THENCE E 875 ' TO THE CENTERLINE OF SECTION 34, THENCE N 1540' TO CENTER OF SECTION 34, THENCE E 55' TO THE W LINE OF ROW, THENCE N ALONG SAID ROW 2640' TO THE POB

SURFACE TO 17,475'

OK9270360-000	OK	WASHITA	PINION, JEREMY	CHESAPEAKE EXPLORATION LLC	10/13/2009	1152	671	I-2009-008381	011N	017W	0034

TOWNSHIP 11 NORTH – RANGE 17 WEST

SECTION 34: LOTS 10 - 15 OF BLOCK 66 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270364-001	OK	WASHITA	JONES, WILLIAM ROY & BETTY LOU REV TR	CHESAPEAKE EXPLORATION LLC	8/3/2009	1151	440	I-2009-008078	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: ALL OF BLOCKS 70-73 & 82-85, OF THE TOWN OF BESSIE
OK9270365-001	OK	WASHITA	TAYLOR, DIANNA LEE	CHESAPEAKE EXPLORATION LLC	12/11/2009	1156	765	I-2009-009764	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24 OF BLOCK 30 IN TOWN OF BESSIE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270366-000	OK	WASHITA	ARMSTRONG, LYDIA R	CHESAPEAKE EXPLORATION LLC	11/24/2009	1156	395	I-2009-009662	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-5 OF BLOCK 38 IN TOWN OF BESSIE
OK9270778-001	OK	WASHITA	OCC #572014/CD #200903178	COI-CELLC	12/7/2009	1205	26	1-2011-004912	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: ALL TONKAWA, MISSOURIAN GRANITE WASH & DES MOINES GRANITE WASH SEPARATE COMMON SOURCE OF SUPPLY
OK3530003-001	OK	WASHITA	IZOD, SARA B A/ K/A SARAH	CHESAPEAKE EXPLORATION LP	6/23/2006	1042	951	I-2006-006314	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-002	OK	WASHITA	URI, NIKKI, A/K/ A NIKKI A URI	CHESAPEAKE EXPLORATION LP	8/3/2006	1047	510	I-2006-008109	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-003	OK	WASHITA	MCLAUGHLIN, LONNIE	CHESAPEAKE EXPLORATION LP	6/13/2006	1042	507	I-2006-006186	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-004	OK	WASHITA	KELLSTROM, CHRISTINE	CHESAPEAKE EXPLORATION LP	6/16/2006	1043	307	I-2006-006449	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-006	OK	WASHITA	KENNEDY, JAN YEATMAN	CHESAPEAKE EXPLORATION LP	6/28/2007	1077	524	I-2007-007636	011N	018W	0001	TOWNSHIP 11 NORTH - 18 WEST SECTION 1: LOT 4 (A/D/A NW/4 NW/4)
OK3530003-007	OK	WASHITA	KENNEDY III, A DUTTON	CHESAPEAKE EXPLORATION LLC	7/23/2007	1078	551	I-2007-007980	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4 (A/D/A NW/4 NW/4)
OK3530003-009	OK	WASHITA	STRATTON JR, JESSE G TRUST	CROW CREEK ENERGY, LLC	12/27/2005	1026	421	I-2006-000239	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-010	OK	WASHITA	BOWLING, NITA M & HENRY	CROW CREEK ENERGY, LLC	12/30/2005	1027	6	I-2006-000501	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-011	OK	WASHITA	POTTS, BILLY JOE & BONNIE	CROW CREEK ENERGY, LLC	12/30/2005	1027	4	I-2006-000500	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-012	OK	WASHITA	MCLAUGHLIN, JAMES & CLAUDEEN	CROW CREEK ENERGY, LLC	1/23/2006	1028	243	I-2006-000921	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-013	OK	WASHITA	CIHOUSKI, NORA BELLE & J J	CROW CREEK ENERGY, LLC	12/29/2005	1028	237	I-2006-000918	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-014	OK	WASHITA	MARILYN KENNEDY GLADDEN INTERESTS, LLC	CROW CREEK ENERGY, LLC	1/6/2006	1028	245	I-2006-000922	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-015	OK	WASHITA	HERRICK TRUST ESTATE	CROW CREEK ENERGY, LLC	12/27/2005	1028	241	I-2006-000920	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-016	OK	WASHITA	NARRAMORE, VIRGINIA LOIS TRUST	CROW CREEK ENERGY, LLC	1/12/2006	1027	325	I-2006-000614	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-017	OK	WASHITA	HERRICK, ELWOOD E IREV TR	CROW CREEK ENERGY, LLC	12/27/2005	1028	239	I-2006-000919	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-018	OK	WASHITA	WEIMER, LTD, AN OKLAHOMA LP	CROW CREEK ENERGY, LLC	1/16/2006	1029	534	I-2006-001329	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-019	OK	WASHITA	MCDOWELL, CANDACE S REV TR	CROW CREEK ENERGY, LLC	1/1/2006	1027	316	I-2006-000610	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-020	OK	WASHITA	MCCOY, ARTIE FAYE & MARSHALL EVARD, JR	CROW CREEK ENERGY, LLC	1/4/2006	1027	323	I-2006-000613	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-021	OK	WASHITA	SALLY KENNEDY RICHARDSON OIL CO, LLC	CROW CREEK ENERGY, LLC	1/6/2006	1027	321	I-2006-000612	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-022	OK	WASHITA	SAWATZKY, NORA GRACE & GEORGIA ANN DUNBAR	CHESAPEAKE EXPLORATION LLC	10/23/2006	1102	281	I-2008-002738	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3530251-000	OK	WASHITA	BLM - OK NM 118164	CHESAPEAKE EXPLORATION LP	5/24/2007	1072	434	I-2007-005806	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: SW/4 SW/4
OK5080837-006	OK	WASHITA	SHAKESPEARE, DOUGLAS ERIC	CHESAPEAKE EXPLORATION LLC	10/26/2007	1092	942	I-2007-013041	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-001	OK	WASHITA	LANGKEIT, RUTH HELEN & ORVILLE	CHESAPEAKE EXPLORATION LP	1/18/2006	1029	642	I-2006-001375	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-002	OK	WASHITA	MCGOFFIN, KATHERINE A	CHESAPEAKE EXPLORATION LP	2/13/2006	1032	779	I-2006-002454	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3 (ADA NW/4 NE/4, NE/4 NW/4), SW/4 NE/4 AND NW/4 SE/4
OK5129377-003	OK	WASHITA	ENGEN, NET Y	CHESAPEAKE EXPLORATION LP	3/16/2006	1035	755	I-2006-003613	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-004	OK	WASHITA	WEATHERTON, BRUCE K	CHESAPEAKE EXPLORATION LP	3/16/2006	1035	757	I-2006-003614	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-005	OK	WASHITA	WEATHERTON, CHARLES W	CHESAPEAKE EXPLORATION LP	3/16/2006	1035	746	I-2206-003609	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-006	OK	WASHITA	SIGHTS, LEE ANN	CHESAPEAKE EXPLORATION LP	4/17/2006	1037	877	I-2006-004441	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-007	OK	WASHITA	SIGHTS, CLAY, HEIR OF OLIE LEE SIGHTS	CHESAPEAKE EXPLORATION LP	4/17/2006	1037	552	I-2006-004320	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-008	OK	WASHITA	SIGHTS, CLINT O	CHESAPEAKE EXPLORATION LP	4/17/2006	1037	555	I-2006-004321	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-009	OK	WASHITA	SIGHTS, KURT	CHESAPEAKE EXPLORATION LP	4/17/2006	1039	297	I-2006-005012	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-013	OK	WASHITA	MURPHY, PATRICK	CHESAPEAKE EXPLORATION LP	7/20/2006	1049	160	I-2006-008717	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-014	OK	WASHITA	KELLEY, CLAUDINE	CHESAPEAKE EXPLORATION LP	7/20/2006	1049	158	I-2006-008716	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-015	OK	WASHITA	SHAKESPEARE, AVON	CHESAPEAKE EXPLORATION LP	8/3/2006	1078	553	I-2007-007981	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-017	OK	WASHITA	BURTON, MARJORIE HARVEY	CROW CREEK ENERGY, LLC	12/21/2005	1026	227	I-2006-000153	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 2,3, SW/4 NE/4, NW/4 SE/4
OK5129377-018	OK	WASHITA	WALKER, CURTIS & JUDY	CROW CREEK ENERGY, LLC	1/25/2006	1028	250	I-2006-000924	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 2,3, S/2 NW/4, N/2 SW/4, SW/4 SW/4, SW/4 NE/4, NW/4 SE/4
OK5129377-019	OK	WASHITA	WALKER, LORETTA 2001 REV LIV TR	CROW CREEK ENERGY, LLC	1/25/2006	1028	247	I-2006-000923	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 2,3, S/2 NW/4, N/2 SW/4, SW/4 SW/4, SW/4 NE/4, NW/4 SE/4
OK5129377-020	OK	WASHITA	DUPREE, MARVA JEAN & DARRELL	CROW CREEK ENERGY, LLC	1/25/2006	1028	253	I-2006-000925	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 2,3, S/2 NW/4, N/2 SW/4, SW/4 SW/4, SW/4 NE/4, NW/4 SE/4359.60 ACRES, MOL; WASHITA COUNTY, OK

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129381-001	OK	WASHITA	BOESE 1990 JOINT REV TRUST, DTD 8/17/90	CHESAPEAKE EXPLORATION LP	2/3/2006	1031	93	I-2006-001827	011N	018W	0001

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 1: SW/4 SE/4 AND SE/4 SW/4 LESS 1 ACRE DESCRIBED AS “BEGINNING AT THE SE/4 RUNNING THENCE NORTH 12 3/4THS RODS; THENCE WEST 12 3/4THS RODS; THENCE SOUTH 12 3/4THS RODS; THENCE EAST 12 3/4THS RODS TO PLACE OF BEGINNING CONTAINING 1 ACRE”

OK5129381-002	OK	WASHITA	OCC #547108/CD #200705091	CHESAPEAKE EXPLORATION LLC	11/29/2007				011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: ALL LTD TO VIRGILIAN, MISSOURIAN, GRANITE WASH & DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY
OK5129381-003	OK	WASHITA	BOESE, LEE ROY	CHESAPEAKE EXPLORATION LP	2/3/2006	1031	106	I-2006-001832	011N	018W	0001

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 1: SW/4 SE/4 AND SE/4 SW/4 LESS 1 ACREDESCRIBED AS “BEGINNING AT THE SE/4 RUNNING THENCE NORTH 12 3/4TH RODS; THENCE WEST 12 3/4THS RODS; THENCE SOUTH 12 3/4THS RODS; THENCE EAST 12 3/4THS RODS TO PLACE OF BEGINNING CONTAINING 1 ACRE”

OK9270051-001	OK	WASHITA	PEC MINERALS, LP	CHESAPEAKE EXPLORATION LLC	11/29/2007	1097	309	I-2008-001149	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: SE/4 NE/4, E/2 SE/4, LOT 1 (AKA NE/4 NE/4)
OK9270051-002	OK	WASHITA	SALISBURY, KRISTIN JOI INCOME TR	CROW CREEK ENERGY, LLC	1/17/2006	1029	991	I-2006-001484	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 1, SE/4 NE/4, E/2 SE/4
OK9270051-003	OK	WASHITA	SALISBURY, HAROLD WAYNE INCOME TR	CROW CREEK ENERGY, LLC	1/17/2006	1029	989	I-2006-001483	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 1, SE/4 NE/4, E/2 SE/4
OK9270051-004	OK	WASHITA	SALISBURY, JOI D & WAYNE	CROW CREEK ENERGY, LLC	1/27/2006	1029	987	I-2006-001482	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 1, SE/4 NE/4, E/2 SE/4
OK9270100-000	OK	WASHITA	PEACE AMERICAN LUTHERAN CHURCH OF BESSIE	CROW CREEK ENERGY, LLC	1/6/2006	1027	319	I-2006-000611	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: SW/4 SE/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK9270389-001	OK	WASHITA	CLOUD, PAULETTA JO	WARD PETROLEUM CORPORATION	7/25/2005	1017	256	I-2005-005721	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 1: LOT1 (A/D/A NE/4 NE/4), LOT 2 (A/D/A NW/4 NE/4) & S/2 NE/4
OK9270389-002	OK	WASHITA	PAGE, GARY GEORGE	WARD PETROLEUM CORPORATION	7/25/2005	1017	258	I-2005-005722	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 1: LOT1 (A/D/A NE/4 NE/4), LOT 2 (A/D/A NW/4 NE/4) & S/2 NE/4
OK9270389-008	OK	WASHITA	MORRISON, KENNETH	WARD PETROLEUM CORPORATION	8/1/2005	1017	708	I-2005-005880	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 1: LOT1 (A/D/A NE/4 NE/4), LOT 2 (A/D/A NW/4 NE/4) & S/2 NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270391-002	OK	WASHITA	HOWELL, LINDA K	WARD PETROLEUM CORPORATION	8/29/2005	1020	269	I-2005-006902	011N	018W	0001

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 1: A TRACT IN THE SW/4, DESCRIBED AS BEGINNING AT A POINT ON S BOUNDARY LINE OF SAID SW/4 OF SAID SECTION, A DISTANCE OF 830’ EAST OF SW/C OF SW/4; THENCE E 1742’; THENCE N 56°35’E 80’; THENCE N 2010’ TO S BOUNDARY LINEOF ROW OF CR&IP RW, FMRLY CHOCTAW, OK & GULF RR CO; THENCE S 56° 35’ W 335.2’ ALONG SAID S BOUNDARY LINE OF SAID ROW; THENCE S 157.5’ ALONG SAID ROW; THENCE S 56° 32’ W 1282’ ALONG SAID ROW; THENCE 202.5’; THENCE W 380’; THENCE S 300’; THENCE E 380’; S 420’THENCE W 380’; THENCE S 340’ TO POB, CONTAINING 61.34 AC MOL

OK3530266-000	OK	WASHITA	MC MINERAL COMPANY, LLC	CHESAPEAKE EXPLORATION LLC	7/26/2007	1077	242	I-2007-007547	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3, 4 (A/K/A N/2 NW/4)
OK5128673-001	OK	WASHITA	ANDERSON, GLENNA	CHESAPEAKE EXPLORATION LP	10/20/2004	999	1019	I-2004-008794	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-002	OK	WASHITA	MCATEE, GORDON	CHESAPEAKE EXPLORATION LP	10/20/2004	999	1021	I-2004-008795	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-003	OK	WASHITA	MCATEE, FRANKLIN	CHESAPEAKE EXPLORATION LP	10/20/2004	999	996	I-2004-008784	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-004	OK	WASHITA	MCATEE, MARK	CHESAPEAKE EXPLORATION LP	10/20/2004	999	991	I-2004-008782	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-005	OK	WASHITA	FRIESEN, JOHN RANDALL	CHESAPEAKE EXPLORATION LP	10/27/2004	999	974	I-2004-008773	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-006	OK	WASHITA	PYRON, GAY NELL	CHESAPEAKE EXPLORATION LP	10/20/2004	999	972	I-2004-008772	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-007	OK	WASHITA	FRIESEN, MICHAEL DUANE	CHESAPEAKE EXPLORATION LP	10/27/2004	1000	43	I-2004-008817	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-008	OK	WASHITA	MORROW, CAROLYN	CHESAPEAKE EXPLORATION LP	10/29/2004	1002	122	I-2005-000130	011N	018W	0002	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-009	OK	WASHITA	FRIESEN, RICHARD LLOYD & VIRGINIA	CHESAPEAKE EXPLORATION LP	10/27/2004	1002	131	I-2005-000135	011N	018W	0002	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-010	OK	WASHITA	MCATEE, MARILYN	CHESAPEAKE EXPLORATION LP	10/29/2004	1002	104	I-2005-000123	011N	018W	0002	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-011	OK	WASHITA	WALKER, ANITA GAYLE	CHESAPEAKE EXPLORATION LP	10/27/2004	1002	117	I-2005-000128	011N	018W	0002	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-012	OK	WASHITA	MCCOY, ARTIE FAYE A/K/A ARTIE MCCOY	CHESAPEAKE EXPLORATION LP	4/5/2006	1036	680	I-2006-003987	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5128673-013	OK	WASHITA	JOHNSON, JIMMIE L	CHESAPEAKE EXPLORATION LP	6/30/2006	1044	816	I-2006-7056	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: S/2 NW/4 LTD TO 16731'
OK5128673-014	OK	WASHITA	KENNEDY III, A DUTTON	CHESAPEAKE EXPLORATION LLC	8/21/2007	1082	144	I-2007-009279	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1 & 2 & S/2 NE/4, A/D/A NE/4
OK5129408-001	OK	WASHITA	WEIMER, LTD AN OK LIMITED PARTNERSHIP	CHESAPEAKE EXPLORATION LP	3/16/2006	1036	286	I-2006-003841	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-002	OK	WASHITA	MCLAUGHLIN, EDDIE R	CHESAPEAKE EXPLORATION LP	4/5/2006	1036	701	I-2006-003996	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129408-003	OK	WASHITA	MCLAUGHLIN, JAMES & CLAUDEEN	CHESAPEAKE EXPLORATION LP	3/28/2006	1036	288	I-2006-003842	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-004	OK	WASHITA	CLARK, JIMMY DELMAR	CHESAPEAKE EXPLORATION LP	4/21/2006	1038	219	I-2006-004589	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-005	OK	WASHITA	POTTS, BILLY J	CHESAPEAKE EXPLORATION LP	4/5/2006	1040	220	I-2006-005368	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-006	OK	WASHITA	CIHOUSKI, NORA BELLE	CHESAPEAKE EXPLORATION LP	6/13/2006	1042	955	I-2006-006316	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-007	OK	WASHITA	IZOD, SARA B A/K/A SARAH	CHESAPEAKE EXPLORATION LP	6/23/2006	1042	953	I-2006-006315	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 ADA NE/4
OK5129408-008	OK	WASHITA	NARRAMORE, VIRGINIA LOIS TRUST	CHESAPEAKE EXPLORATION LP	6/16/2006	1044	551	I-2006-006936	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-009	OK	WASHITA	MARILYN KENNEDY GLADDEN INTERESTS, LLC	CHESAPEAKE EXPLORATION LP	5/22/2006	1045	78	I-2006-007159	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4 LTD TO 16731'
OK5129408-010	OK	WASHITA	STRATTON JR, JESSE G TRUST	CHESAPEAKE EXPLORATION LP	7/12/2006	1051	220	I-2006-009483	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4, E/2 SE/4 LTD TO 16,731'
OK5129408-011	OK	WASHITA	URI, NIKKI, A/ K/A NIKKI A URI	CHESAPEAKE EXPLORATION LP	8/3/2006	1047	516	I-2006-008112	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1 & 2 & S/2 NE/4 A/D/A NE/4
OK5129408-012	OK	WASHITA	GOLDMAN, VIRGINIA B	CHESAPEAKE EXPLORATION LP	8/25/2006	1055	435	I-2006-011092	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129408-013	OK	WASHITA	SALLY KENNEDY RICHARDSON OIL L.L.C.	CHESAPEAKE EXPLORATION LP	4/6/2006	1036	741	I-2006-004012	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-014	OK	WASHITA	SHELTON, DARRELL LEE	CHESAPEAKE EXPLORATION LP	8/14/2006	1049	166	I-2006-008719	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129408-015	OK	WASHITA	MCLAUGHLIN, LONNIE	CHESAPEAKE EXPLORATION LP	6/13/2006	1042	505	I-2006-006185	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOT 1, LOT 2, S/2 NE/4 A/D/A NE/4
OK5129408-016	OK	WASHITA	MCDOWELL, CANDACE S REVOCABLE TRUST DTD 09/14/1990	CHESAPEAKE EXPLORATION LP	8/11/2006	1051	225	I-2006-009485	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOT 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-017	OK	WASHITA	BOWLING, NITA M	CHESAPEAKE EXPLORATION LP	4/5/2006	1036	687	I-2006-003990	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-018	OK	WASHITA	KELLSTROM, CHRISTINE	CHESAPEAKE EXPLORATION LP	6/16/2006	1043	305	I-2006-006448	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-019	OK	WASHITA	APODACA, ROBERT E & SUSAN E	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	228	I-2006-010271	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4 LTD TO 16,731'
OK5129408-020	OK	WASHITA	SHELTON, ROGER DEAN	CHESAPEAKE EXPLORATION LP	8/14/2006	1052	691	I-2006-010064	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129408-021	OK	WASHITA	MOORE, EDDIE L TRUST DTD 08/17/1987	CHESAPEAKE EXPLORATION LP	6/18/2007	1073	928	I-2007-006285	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129408-022	OK	WASHITA	HAMM, FLOYD & FRANK RILEY	CHESAPEAKE EXPLORATION LP	6/13/2007	1073	931	I-2007-006286	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129454-001	OK	WASHITA	DEW, EUGENE LESLIE & JANICE I	CHESAPEAKE EXPLORATION LP	3/15/2006	1034	570	I-2006-003178	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4 A/D/A N/2 NW/4
OK5129454-002	OK	WASHITA	DEW, CLARENCE CECIL	CHESAPEAKE EXPLORATION LP	3/20/2006	1034	572	I-2006-003179	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4 A/D/A N/2 NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129454-003	OK	WASHITA	DEW, CECIL JAMES	CHESAPEAKE EXPLORATION LP	3/20/2006	1034	1039	1-2006-003371	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4, A/D/A N/2 NW/4
OK5129454-004	OK	WASHITA	KERLEY, OLETA GRACE	CHESAPEAKE EXPLORATION LP	3/20/2006	1034	568	I-2006-003177	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 &4 A/D/A N/2 NW/4
OK5129454-005	OK	WASHITA	SCHONES, CECILIA JANE	CHESAPEAKE EXPLORATION LP	3/20/2006	1034	1041	1-2006-003372	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4, A/D/A N/2 NW/4
OK5129454-006	OK	WASHITA	DEW, BOBBY RAY	CHESAPEAKE EXPLORATION LP	3/23/2006	1035	748	I-2006-003610	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4
OK5129454-007	OK	WASHITA	FEIL, LINDA RUTH	CHESAPEAKE EXPLORATION LP	3/20/2006	1036	682	I-2006-003988	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3, 4 A/D/A N/2 NW/4
OK5129454-008	OK	WASHITA	EGGLESTON, JERRY	CHESAPEAKE EXPLORATION LP	6/14/2006	1042	501	I-2006-006183	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOT 3, LOT 4, A/D/A N/2 NW/4
OK5129454-009	OK	WASHITA	R H VENABLE PROPERTIES LTD	CHESAPEAKE EXPLORATION LP	4/18/2007	1072	826	I-2007-005963	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3,4
OK5129454-010	OK	WASHITA	RANDOW LIVING TRUST DATED 11/22/1995	CHESAPEAKE EXPLORATION LP	6/25/2007	1078	365	I-2007-007924	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4, A/D/A N/2 NW/4
OK5129454-011	OK	WASHITA	VENABLE ROYALTY, LTD	CHESAPEAKE EXPLORATION LP	4/18/2007	1072	707	I-2007-005918	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4, A/D/A N/2 NW/4 LTD TO 16,731'
OK5129460-001	OK	WASHITA	SIGHTS, VELMA G AKA VELMA GEORGE SIGHTS	CHESAPEAKE EXPLORATION LP	3/10/2006	1034	12	I-2006-002963	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129460-002	OK	WASHITA	LEATHERMAN, JEFFERSON F	CHESAPEAKE EXPLORATION LP	4/5/2006	1037	183	I-2006-004212	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129460-003	OK	WASHITA	DAUM, J WILLIAM & CORINNE M LIVING TR	CHESAPEAKE EXPLORATION LP	8/25/2006	1051	214	I-2006-010063	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129461-001	OK	WASHITA	THOMPSON, DONALD & SARA	CHESAPEAKE EXPLORATION LP	3/10/2006	1034	562	I-2006-003175	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: SW/4, W/2 SE/4
OK5129461-002	OK	WASHITA	THOMPSON, RAY & GEORGIA A	CHESAPEAKE EXPLORATION LP	3/10/2006	1034	565	I-2006-003176	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: SW/4, W/2 SE/4
OK5129461-003	OK	WASHITA	US AGBANK FCB F/K/A FARM CREDIT BANK OF WICHITA, KS	CHESAPEAKE EXPLORATION LP	8/7/2006	1047	514	I-2006-008111	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: W/2 SE/4
OK5129461-004	OK	WASHITA	US AGBANK, FCB F/K/A FARM CREDIT BANK OF WICHITA, KS	CHESAPEAKE EXPLORATION LP	8/7/2006	1047	512	I-2006-008110	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: SW/4
OK9270106-000	OK	WASHITA	OCC #543019/CD #200704118	CHESAPEAKE OPERATING INC	8/16/2007	1080	870	I-2007-008798	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: ALL; LTD TO MISSOURIAN GRANITE WASH AND DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY;

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3530022-000	OK	WASHITA	BOARD OF COUNTY COMMISSIONERS, WASHITA C	CHESAPEAKE EXPLORATION LP	9/5/2006	1047	518	I-2006-008113	011N	018W	0004

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 4: BEGINNING AT A POINT 1,320 FEET WEST OF THE NORTHEAST CORNER OF SECTION 4, THE POINT OF BEGINNING; THENCE SOUTH 5,285 FEET; THENCE WEST 40 FEET; THENCE NORTH 5,285 FEET; THENCE EAST 40 FEET TO POINT OF BEGINNING.

NO WELL LOCATION OR OTHER INSTALLATIONS SHALL BE MADE UPON SAID PREMISES WHICH WOULD IN ANY WAY INTERFERE WITH THE PRESENT USE OF SAID PROPERTY BY THE BOARD OF COUNTY COMMISSIONERS OF WASHITA COUNTY AND SHALL FURTHER PROVIDE THAT SAID LAND MAY BE DEVELOPED BY UNITIZATION AND CONSOLIDATION WITH OTHER ACREAGE.

OK5128894-001	OK	WASHITA	MALEY, HELEN HUNT	CHESAPEAKE EXPLORATION LP	12/14/2004	1008	174	I-2005-002326	011N	018W	0004	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 4: LOT 1 (40.23 AC.), SE/4 NE/4, E/2 SE/4, A/K/A E/2 E/2
OK5128894-002	OK	WASHITA	MALEY, ASA R REV LIV TRUST, PATRICK COWAN, SUC TRSTEE	CHESAPEAKE EXPLORATION LP	5/23/2006	1038	328	I-2006-004628	011N	018W	0004	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 4: LOT 1, SE/4 NE/4, E/2 SE/4 LTD TO 16307'
OK5129565-001	OK	WASHITA	HARWELL, KENNETH E & JOYE M JOINT TRUST DTD 05/31/2001	CHESAPEAKE EXPLORATION LP	7/22/2004	1018	796	I-2005-006318	011N	018W	0004

TOWNSHIP 11 NORTH-RANGE 18 WEST

SECTION 4: LOT 2 (40.37 ACRES); LOT 3 (40.51 ACRES); LOT 4 (40.65 ACRES); SE/4 NW/4; SW/4 NW/4; E/2 SW/4; W/2 SW/4; SW/4 NE/4, W/2 SE/4 ADA WEST 3/4, LESS A TRACT OF LAND DESCRIBED AS BEGINNING AT A POINT 1,320 FEET WEST OF THE NE/C NE/4 TO THE POINT OF BEGINNING, THENCE SOUTH 5,285 FEET, THENCE WEST 40 FEET, THENCE NORTH 5,285 FEET, THENCE EAST 40 FEET TO THE POINT OF BEGINNING.

OK5129565-002	OK	WASHITA	COLE, DAVID L	CHESAPEAKE EXPLORATION LP	12/2/2004	1002	95	I-2005-000119	011N	018W	0004	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 4: LOTS 2 & 3 (ADA NW/4 NE/4, NE/4 NW/4), L/E E 40' OF LOT 2
OK5129565-003	OK	WASHITA	GRIFFEN, SANDRA MULLIKIN	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	941	I-2005-000772	011N	018W	0004	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 4: LOT 2 (40.37), LOT 3 (40.51), (ADA NW/4 NE/4, NE/4 NW/4), L/E E 40' OF LOT 2
OK5129565-004	OK	WASHITA	CARON, DIANE	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	1020	I-2005-000805	011N	018W	0004	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 4: LOT2 (40.37), LOT 3 (40.51) (ADA NW/4 NE/4, NE/4 NW/4) L/E E 40' OF LOT 2
OK5129565-005	OK	WASHITA	HANEY, DALENE CHRISTENSEN	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	1018	I-2005-000804	011N	018W	0004	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 4: LOT 2 (40.37), LOT 3 (40.51), (ADA NW/4 NE/4, NE/4 NW/4), L/E E 40' OF LOT 2
OK5129565-006	OK	WASHITA	EGGLESTON, JERRY D	CHESAPEAKE EXPLORATION LP	9/15/2005	1021	888	I-2005-007480	011N	018W	0004	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 4: SW/4 NE/4, SE/4 NW/4, NE/4 SW/4, NW/4 SE/4, L/E THE E 40 FT OF THE SW/4 NE/4 AND NW/4 SE/4
OK5129566-000	OK	WASHITA	HARWELL, KENNETH E & JOYE M JOINT TRUST	CHESAPEAKE EXPLORATION LP	7/22/2004	1000	31	I-2004-008813	011N	018W	0005	TOWNSHIP 11 NORTH- RANGE 18 WEST SECTION 5: ALL
OK5129567-001	OK	WASHITA	HARWELL, KENNETH E & JOYE M JT TR DTD 5/31/01	CHESAPEAKE EXPLORATION LP	7/22/2004	1000	34	I-2004-008814	011N	018W	0006	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 6: LOT 6, 7, E/2 SW/4, SE/4, (ADA S/2)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129567-002	OK	WASHITA	ST/OK - CLO CS- 24782	CHESAPEAKE EXPLORATION LP	1/28/2005	1007	823	I-2005-002170	011N	018W	0006	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 6: SE/4 SURFACE TO BASE OF DES MOINES
OK5129567-003	OK	WASHITA	ST/OK - CLO CS- 24783	CHESAPEAKE EXPLORATION LP	1/28/2005	1007	826	I-2005-002171	011N	018W	0006	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 6: E/2 SW/4; LOTS 6 & 7, AKA W/2 SW/4 SURFACE TO BASE OF DES MOINES
OK5129578-001	OK	WASHITA	TYLER, AMOS R & NAOMI, HAROLD R TYLER, AIF	CHESAPEAKE EXPLORATION LP	7/15/2004	990	472	I-2004-005369	011N	018W	0006	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 6: N/2, (ADA LOTS 1, 2, 3, 4, & 5; SE/4 NW/4, S/2 NE/4)
OK5129578-002	OK	WASHITA	RAY, CHARLES D	CHESAPEAKE EXPLORATION LP	8/18/2005	1022	688	I-2005-007810	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: LOTS 1, 2, 3, 4, 5, SE/4 NW/4, S/2 NE/4 ADA N/2
OK5129578-003	OK	WASHITA	WALTERS, SHAWN S	CHESAPEAKE EXPLORATION LP	8/16/2005	1022	718	I-2005-007820	011N	018W	0006	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 6: LOTS 1-5, SE/4 NW/4, S/2 NE/4 A/D/A N/2
OK5129578-006	OK	WASHITA	HAMM JR, FLOYD D	CHESAPEAKE EXPLORATION LP	1/25/2007	1062	637	I-2007-002164	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: LOTS 1-5, SE/4 NW/4, S/2 NE/4 A/D/A N/2
OK5129578-007	OK	WASHITA	FRAZIER, ROBERT H	CHESAPEAKE EXPLORATION LP	2/26/2007	1064	767	I-2007-002941	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: LOTS 1, 2, 3, 4 & 5, SE/4 NW/4, S/2 NE/4 A/D/A N/2
OK5129578-008	OK	WASHITA	RAY, CHARLES D	CHESAPEAKE EXPLORATION LP	1/4/2007	1058	719	I-2007-000658	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: LOTS 1, 2, 3, 4, 5, SE/4 NW/4, S/2 NE/4 A/D/A N/2
OK5129578-009	OK	WASHITA	RIALTO OIL & GAS CORPORATION	CHESAPEAKE EXPLORATION LP	4/9/2007	1073	922	I-2007-006283	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: LOTS 1, 2, 3, 4, 5, SE/4 NW/4, N/2 NE/4 A/D/A N/2
OK5129578-010	OK	WASHITA	RIALTO PRODUCTION COMPANY	CHESAPEAKE EXPLORATION LP	4/9/2007	1073	925	I-2007-006284	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: LOTS 1, 2, 3, 4, 5, SE/4 NW/4, N/2 NE/4 A/D/A N/2
OK9270057-000	OK	WASHITA	OCC #536682/CD# 200700762	CHESAPEAKE EXPLORATION LP	3/13/2007	1075	15	I-2007-006677	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: ALL; LTD TO PERMIAN GRANITE WASH, UPPER TONKAWA (DOUGLAS), LOWER TONKAWA, HOXBAR AND DES MOINES COMMON SOURCE OF SUPPLY;
OK5129530-001	OK	WASHITA	HALL, CLAYTON LEON & VERNON DEAN AS JOINT TENANTS	CHESAPEAKE EXPLORATION LP	8/3/2004	990	509	I-2004-005383	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOT 3, 4, E/2 SW/4
OK5129530-002	OK	WASHITA	SNIDER, SHARON KAY & THOMAS C	CHESAPEAKE EXPLORATION LP	8/18/2004	995	534	1-2004-007161	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: NE/4, LOT 3, 4, E/2 SW/4
OK5129530-003	OK	WASHITA	SNIDER, JAMES R	CHESAPEAKE EXPLORATION LP	8/18/2004	995	689	1-2004-007222	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOT 3, 4, E/2 SW/4
OK5129530-004	OK	WASHITA	SNIDER, JAMES R	CHESAPEAKE EXPLORATION LP	8/18/2004	995	692	1-2004-007223	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOT 3, 4, E/2 SW/4
OK5129530-005	OK	WASHITA	ZIELKE, MICHAEL D	CHESAPEAKE EXPLORATION LP	8/18/2004	995	680	1-2004-007219	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOT 3, 4, E/2 SW/4
OK5129530-006	OK	WASHITA	ZIELKE, PHILLIP	CHESAPEAKE EXPLORATION LP	8/18/2004	995	686	1-2004-007221	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOT 3, 4, E/2 SW/4
OK5129530-007	OK	WASHITA	KETCHERSIDE, WANDA	CHESAPEAKE EXPLORATION LP	8/18/2004	995	567	I-2004-007178	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOT 3 & 4, E/2 SW/4
OK5129530-008	OK	WASHITA	FARGO, LAVONNE	CHESAPEAKE EXPLORATION LP	8/26/2004	995	677	1-2004-007218	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: SE/4 NE/4, SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129530-009	OK	WASHITA	SHELTON, MARTY & BECKY	CHESAPEAKE EXPLORATION LP	8/26/2004	999	877	I-2004-008731	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: SE/4
OK5129530-010	OK	WASHITA	SHELTON LAND & CATTLE COMPANY TRUST DTD 11/24/91	CHESAPEAKE EXPLORATION LP	8/26/2004	999	868	I-2004-008728	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOTS 3, 4, E/2 SW/4, (ADA SW/4)
OK5129530-011	OK	WASHITA	SNIDER, MODELL	CHESAPEAKE EXPLORATION LP	8/18/2004	995	573	I-2004-007180	011N	018W	0007	TOWNSHIP 11 NORTH, RANGE 18 WEST, SECTION 7: LOTS 3 AND 4, AND THE E/2 SW/4
OK5129530-012	OK	WASHITA	SNIDER, PHILLIP	CHESAPEAKE EXPLORATION LP	8/18/2004	995	591	I-2004-007187	011N	018W	0007	TOWNSHIP 11 NORTH, RANGE 18 WEST, SECTION 7: LOTS 3 AND 4, AND THE E/2 SW/4
OK5129530-013	OK	WASHITA	SNIDER, THOMAS C	CHESAPEAKE EXPLORATION LP	8/18/2004	995	570	I-2004-007179	011N	018W	0007	TOWNSHIP 11 NORTH, RANGE 18 WEST, SECTION 7: LOT 3, 4, E/2 SW/4
OK5129530-014	OK	WASHITA	GRUBER, ROSE	CHESAPEAKE EXPLORATION LP	1/10/2005	1005	743	1-2005-001450	011N	018W	0007	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-015	OK	WASHITA	RINGENBERG, GLEN S/P/ A GLENN RINGENBERG	CHESAPEAKE EXPLORATION LP	11/14/2006	1058	482	I-2007-000570	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-016	OK	WASHITA	RINGENBERG, MYRA	CHESAPEAKE EXPLORATION LP	11/14/2006	1058	717	I-2007-000657	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-017	OK	WASHITA	COX, ELAINE RINGENBERG	CHESAPEAKE EXPLORATION LP	11/14/2006	1058	715	I-2007-000656	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-018	OK	WASHITA	WISSMANN, DARREL	CHESAPEAKE EXPLORATION LP	12/14/2006	1059	344	I-2007-000916	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-019	OK	WASHITA	HANEY, VERA	CHESAPEAKE EXPLORATION LP	11/21/2006	1061	121	I-2007-001621	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-020	OK	WASHITA	RINGENBERG, ARNOLD	CHESAPEAKE EXPLORATION LP	4/9/2007	1072	829	I-2007-005964	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-021	OK	WASHITA	WALKER, NORMA	CHESAPEAKE EXPLORATION LP	4/9/2007	1070	770	I-2007-005227	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-022	OK	WASHITA	WISSMANN, ALLEN F	CHESAPEAKE EXPLORATION LP	12/14/2006	1061	128	I-2007-001624	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-023	OK	WASHITA	GENNRICH, EMMA JEANNE	CHESAPEAKE EXPLORATION LP	12/14/2006	1061	126	I-2007-001623	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4 & SW/4 NE/4
OK5129530-024	OK	WASHITA	WISSMANN, ERVIN EUGENE	CHESAPEAKE EXPLORATION LP	12/14/2006	1061	135	I-2007-001627	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-025	OK	WASHITA	WISSMANN, GARY L	CHESAPEAKE EXPLORATION LP	12/14/2006	1061	133	I-2007-001626	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-029	OK	WASHITA	FARGO, LAVONNE A/K/ A ELVA LAVONNE FARGO	CHESAPEAKE EXPLORATION LLC	11/27/2009	1194	322	I-2011-001230 (CORRECTION LSE)	011N	018W	0007

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 7: SE/4 NE/4, THE INTENT IS TO CORRECT SCRIVENER'S ERROR TO TR GR AC DESCRIPTION CONTAINED IN THAT CERTAIN O&G LSE FILED AT BK 1183, PG 533 WHICH COVERS ALL RIGHTS BLW S.E. OF DES MOINES FM, L/E ALL EXISTING WELL BORES

OK9270112-000	OK	WASHITA	OCC # 536681/CD #200700760	CHESAPEAKE OPERATING, INC.	3/13/2007				011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: ALL; LTD TO BROWN DOLOMITE, PERMIAN GRANITE WASH, UPPER TONKAWA (DOUGLAS), LOWER TONKAWA, HOXBAR & DES MOINES COMMON SOURCE OF SUPPLY;
OK9270387-001	OK	WASHITA	REED, CECIL & BARBARA	WARD PETROLEUM CORPORATION	5/10/2004	1048	985	I-2006-008632	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1 & 2 & E/2 NW/4 (A/D/A NW/4)
OK9270387-002	OK	WASHITA	STOCKTON, MADONNA R, NOW STEPHENS & HAROLD STEPHENS	WARD PETROLEUM CORPORATION	5/10/2004	1048	986	I-2006-008633	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1,2, E/2 NW/4 (A/D/A NW/4)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270387-003	OK	WASHITA	REED, LOUISE A/ K/A LOUISE M REED, A/K/A LOUISE W REED	WARD PETROLEUM CORPORATION	5/10/2004	1049	701	I-2006-008894	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-004	OK	WASHITA	REED, ROBERT J & SARAH REED	WARD PETROLEUM CORPORATION	5/10/2004	1050	275	I-2006-009098	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-005	OK	WASHITA	RENO, CHARLOTTE R & ARCHIE	WARD PETROLEUM CORPORATION	5/10/2004	497	1051	I-2006-009565	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-006	OK	WASHITA	REED, GARY R	WARD EXPLORATION COMPANY	5/10/2004	1049	700	I-2006-008893	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-007	OK	WASHITA	REED, BARBARA J	WARD PETROLEUM CORPORATION	5/10/2004	1049	712	I-2006-008903	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-008	OK	WASHITA	BATES, NANCY R	WARD PETROLEUM CORPORATION	5/10/2004	1049	713	I-2006-008904	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-009	OK	WASHITA	REED, THOMAS H & JOANN S	WARD PETROLEUM CORPORATION	5/10/2004	1048	987	I-2006-008634	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-010	OK	WASHITA	BORMAN, SUE L & RANDALL	WARD PETROLEUM CORPORATION	5/10/2004	1048	988	I-2006-008635	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2 & E/2 NW/4 (A/D/A NW/4)
OK9270387-011	OK	WASHITA	STEPHENS, JUNE REED A/K/A JUNE R STEPHENS	WARD PETROLEUM CORPORATION	5/10/2004	1051	496	I-2006-009564	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-012	OK	WASHITA	ANDERSON, FERN REED A/K/ A FERN T ANDERSON	WARD PETROLEUM CORPORATION	5/10/2004	1050	276	I-2006-009099	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270388-001	OK	WASHITA	BURLINGTON RESOURCES OIL & GAS COMPANY LP	WARD PETROLEUM CORPORATION	3/28/2007	1065	739	1-2007-003352	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4 & SW/4 NE/4, LIMITED TO THE WELLBORE OF THE SHELTON 1-7H ONLY
OK5126335-001	OK	WASHITA	DORCHESTER MINERALS OKLAHOMA, LP	CHESAPEAKE EXPLORATION LP	4/6/2005	1010	780	I-2005-003251	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, SE/4
OK5126335-002	OK	WASHITA	HALL, CURTIS RAYMOND & FRANCES M, H/W	FLESHMAN AGENCY, INC	6/21/2005	1014	943	I-2005-004754	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4 & SE/4
OK5126335-003	OK	WASHITA	HALL, FREDRICK JUNIOR & NELA M, H/W	FLESHMAN AGENCY, INC	6/21/2005	1014	945	I-2005-004755	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4 & SE/4
OK5126335-004	OK	WASHITA	HALL, RAMONA RAE AKA SUE HALL	FLESHMAN AGENCY, INC	6/21/2005	1014	947	I-2005-004756	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4 & SE/4
OK5126335-005	OK	WASHITA	GARDNER, DAVAN JOYCE FKA DAVAN JOYCE HAAS	FLESHMAN AGENCY, INC	6/21/2005	1014	949	I-2005-004757	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4 & SE/4
OK5126335-006	OK	WASHITA	HARPER, JOEY DAWN	FLESHMAN AGENCY, INC	6/21/2005	1014	951	I-2005-004758	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4 & SE/4
OK5126335-007	OK	WASHITA	CRUSON, GARY N & CARLA J	CHESAPEAKE EXPLORATION LP	8/16/2005	1022	676	I-2005-007806	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4
OK5126335-008	OK	WASHITA	HARRISON, DOANE FARR	CHESAPEAKE EXPLORATION LP	8/18/2005	1022	724	I-2005-007822	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: SE/4
OK5126335-010	OK	WASHITA	HARRISON, MARY K	CHESAPEAKE EXPLORATION LP	8/18/2005	1022	673	I-2005-007805	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: SE/4
OK5126335-011	OK	WASHITA	HODGES, DAVID E & SUSAN	CHESAPEAKE EXPLORATION LP	8/16/2005	1022	721	I-2005-007821	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4
OK5126335-012	OK	WASHITA	CMG OIL PROPERTIES, LLC, THE TRUST COMPANY OF OKLAHOMA (TCO)	CHESAPEAKE EXPLORATION LP	8/30/2005	1019	609	I-2005-006629	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: W/2 SE/4
OK5126335-013	OK	WASHITA	MASON ENERGY CORPORATION, THE TRUST COMPANY OF OKLA (TCO)	CHESAPEAKE EXPLORATION LP	8/30/2005	1019	611	I-2005-006630	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: W/2 SE/4
OK5126335-014	OK	WASHITA	DARNELL, JEANNE FRANCIS, 1998 FAMILY TRUST	CHESAPEAKE EXPLORATION LP	8/26/2005	1022	700	I-2005-007814	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, W/2 SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5126335-015	OK	WASHITA	HODGES, LEWIS & LEE HODGES	CHESAPEAKE EXPLORATION LP	9/6/2005	1020	194	I-2005-006868	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4
OK5126335-016	OK	WASHITA	RAY, CHARLES D	CHESAPEAKE EXPLORATION LP	8/18/2005	1022	691	I-2005-007811	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, SE/4
OK5126335-017	OK	WASHITA	HODGES, BILL ROYCE ESTATE, DAVID E HODGES PERSONAL REP	CHESAPEAKE EXPLORATION LP	8/29/2005	1022	679	I-2005-007807	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4
OK5126335-018	OK	WASHITA	MEKUSUKEY OIL COMPANY, INC	CHESAPEAKE EXPLORATION LP	9/14/2005	1020	92	I-2005-006822	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, SE/4
OK5126335-019	OK	WASHITA	EGGLESTON, JERRY D	CHESAPEAKE EXPLORATION LP	9/14/2005	1021	890	I-2005-007481	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4
OK5126335-021	OK	WASHITA	HAMM, FLOYD D, JR	CHESAPEAKE EXPLORATION LP	9/9/2005	1020	971	I-2005-007138	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, W/2 SE/4, E/2 SE/4
OK5126335-022	OK	WASHITA	REVA CO, A PARTNERSHIP	CHESAPEAKE EXPLORATION LP	9/14/2005	1021	232	I-2005-007244	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, W/2 SE/4
OK5126335-023	OK	WASHITA	WALTERS, SHAWN S	CHESAPEAKE EXPLORATION LP	8/16/2005	1022	715	I-2005-007819	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, SE/4
OK5126335-026	OK	WASHITA	OCC ORDER #512636/200507321	COI/CELP	10/6/2005	1028	38	1-2006-000855	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: ALL
OK5126335-027	OK	WASHITA	JONES, JOHN D	CHESAPEAKE EXPLORATION LP	4/26/2006	1035	693	I-2006-003590	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, SE/4
OK5126335-028	OK	WASHITA	JONES, JOHN D A/I/F FOR CHERYL B LAGERSEN	CHESAPEAKE EXPLORATION LP	4/26/2006	1035	691	I-2006-003589	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, SE/4
OK5126335-029	OK	WASHITA	WESTWIND RESOURCES, INC	CHESAPEAKE EXPLORATION LP	7/14/2006	1045	785	I-2006-007436	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, W/2 SE/4
OK5128528-001	OK	WASHITA	SNIDER, SHARON KAY & THOMAS C	CHESAPEAKE EXPLORATION LP	8/18/2004	995	531	1-2004-007160	011N	018W	0008

TOWNSHIP 11 NORTH-RANGE 18 WEST

SECTION 8: N/2 SW/4, LESS A TRACT OF LAND BEGINNING AT A POINT AT THE NW/C SW/4, THENCE 23 1/2 RODS EAST, THENCE 13 RODS SOUTH, THENCE 23 1/2 RODS WEST, THENCE 13 RODS NORTH TO THE POB, SAID TRACT CONTAINING 2.00 ACRES, MOL.

OK5128528-002	OK	WASHITA	FARGO, LAVONNE	CHESAPEAKE EXPLORATION LP	8/26/2004	995	674	1-2004-007217	011N	018W	0008

TOWNSHIP 11 NORTH-RANGE 18 WEST

SECTION 8: SW/4, L/E A TRACT OF LAND DESCRIBED AS BEGINNING AT A POINT AT THE NW/C SW/4, THENCE 23 1/2 RODS EAST, THENCE SOUTH 13 RODS, THENCE 23 1/2 RODS WEST, THENCE NORTH 13 RODS TO THE POB, SAID TRACT CONTAINING 2.00 ACRES, MOL.

OK5128528-003	OK	WASHITA	SHELTON, MARTY & BECKY	CHESAPEAKE EXPLORATION LP	8/26/2004	999	871	I-2004-008729	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: S/2 SW/4
OK5128529-001	OK	WASHITA	ENGEL, JEANNE	CHESAPEAKE EXPLORATION LP	8/26/2004	995	525	1-2004-007158	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-002	OK	WASHITA	SANDERS, JOANN	CHESAPEAKE EXPLORATION LP	8/26/2004	995	522	1-2004-007157	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-003	OK	WASHITA	KINCAID, CLARK	CHESAPEAKE EXPLORATION LP	8/26/2004	995	528	1-2004-007159	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-004	OK	WASHITA	PATTERSON, ANN RUTH	CHESAPEAKE EXPLORATION LP	9/15/2004	995	519	1-2004-007156	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-005	OK	WASHITA	CAVIN, JACK	CHESAPEAKE EXPLORATION LP	9/20/2004	995	627	1-2004-007200	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: E/2 NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128529-006	OK	WASHITA	COLE, KAREN SUE	CHESAPEAKE EXPLORATION LP	9/20/2004	1000	37	I-2004-008815	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-007	OK	WASHITA	CAMPAS, PAMELA M	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	952	I-2005-000777	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-008	OK	WASHITA	SPRINGER, BRUCE M	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	960	I-2005-000780	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-009	OK	WASHITA	SPRINGER, CHARLES M	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	957	I-2005-000779	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-010	OK	WASHITA	MCCARTHY, PATRICIA S	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	947	I-2005-000775	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-011	OK	WASHITA	BURRILL, DAVID	CHESAPEAKE EXPLORATION LP	12/6/2004	1003	980	I-2005-000789	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-012	OK	WASHITA	GALBASINI, CARRIE	CHESAPEAKE EXPLORATION LP	12/3/2004	1005	828	I-2005-001482	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128618-001	OK	WASHITA	WENDELL, OPAL BERNIECE WILLIAMS	CHESAPEAKE EXPLORATION LP	9/21/2004	1000	56	I-2004-008823	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: W/2 NW/4
OK5128618-002	OK	WASHITA	HOPKINS, CARLA	CHESAPEAKE EXPLORATION LP	9/27/2004	1003	934	I-2005-000768	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: W/2 NW/4
A02046-2389	OK	WASHITA	WALTON , CARL AND LUCILLE M	EL PASO NATURAL GAS	10/17/1978	493	35		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: NE/4, E/2 W/2
A02183-2390	OK	WASHITA	OGLE, LEONARD A.	CHALFANT, MAGEE & CLIFTON, INC	2/7/1977	463	914		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: SE/4
A02183-2391	OK	WASHITA	HODGES , C. V. A SINGLE MAN	CHALFANT, MAGEE & CLIFTON, INC	2/18/1977	465	286		011N	018W	0009	SE/4 Sec. 9-11N-18W
A02389-2399	OK	WASHITA	BROWNING, NILA RUTH & JEWETTA LEROY	MOORE- STANSBERRY, INC	12/8/1981	576	430		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2
A02389-2400	OK	WASHITA	DEW, CHARLES E	MOORE- STANSBERRY, INC	12/8/1981	576	433		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2
A02389-2401	OK	WASHITA	LEEDE EXPLORATION , A PARTNERSHIP	AN - SON CORPORATION	12/1/1983	633	863		011N	018W	0009	W/2 W/2 Sec. 9-11N-18W
A02389-2402	OK	WASHITA	HORKEY , ELIZABETH N , ET VIR	D A BASH AND ASSOCIATES INC	11/9/1978	493	908		011N	018W	0009	W/2 W/2 Sec. 9-11N-18W
A02389-2403	OK	WASHITA	EPISCOPAL ROYALTY COMPANY	D A BASH AND ASSOCIATES INC	11/1/1978	493	910		011N	018W	0009	W/2 W/2 Sec. 9-11N-18W
OK9270056-001	OK	WASHITA	OCC #237641/CD #100,552	LEEDE EXPLORATION	4/29/1983				011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: ALL, MISSOURIAN GRANITE WASH, DES MOINES GRANITE WASH, SKINNER, RED FORK, ATOKA, MORROW, AND SPRINGER COMMON SOURCES OF SUPPLY
OK9270179-001	OK	WASHITA	HUMPHREYS, ROBERT E & ELIZABETH W	CHARLES E PORTA	2/5/1982	591	554		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2
OK9270179-002	OK	WASHITA	RIALTO PRODUCTION COMPANY	CHESAPEAKE EXPLORATION LLC	7/22/2008	1119	260	I-2008-008900	011N	018W	0009	TOWNSHI 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2
OK9270179-003	OK	WASHITA	BROWNING, NILA R	CHESAPEAKE EXPLORATION, LLC	11/29/2010	1192	852	I-2011-000696	011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W2W2
OK9270310-001	OK	WASHITA	WILDER, BENNY D & BETSY EUBANKS	TRIGG DRILLING COMPANY, INC	6/1/1987	719	612		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2
OK9270310-002	OK	WASHITA	REEVES, JEAN	TRIGG DRILLING CO, INC	6/1/1987	720	933		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270310-003	OK	WASHITA	HAMM FAMILY TRUST	CHESAPEAKE EXPLORATION LLC	12/28/2009	1159	295	I-2010-000654	011N	018W	0009

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 9: W/2 W/2 THE INTENT IS TO LEASE ALL THE RIGHTS BELOW THE BASE OF THE STRATIGRAPHIC EQUIVALENT OF THE MORROW FORMATION, LESS AND EXCEPT ALL EXISTING WELL BORES

OK9270310-004	OK	WASHITA	WALTERS, WAYNE A & SHAWN S 2008 REV LIV TR DTD 7/16/08	CHESAPEAKE EXPLORATION LLC	12/18/2009	1159	297	I-2010-000655	011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2, ALL RIGHTS BELOW THE BASE OF THE MORROW FORMATION
OK9270310-005	OK	WASHITA	REEVES, JEAN	CHESAPEAKE EXPLORATION LLC	11/15/2010	1189	688	I-2010-010934	011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2, ALL RIGHTS BENEATH S.E. OF MORROW PRODUCING FORMATION.
A00769-442	OK	WASHITA	MCCONNELL, R G, ET AL	DAVID W CULWELL & ASSOCIATES	11/13/1979	511	620	8898	011N	018W	0010	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 10: N2
A01878-8548	OK	WASHITA	PARKER , LELA MAY & RUSSELL	J J WRIGHT	12/11/1971	397	521		011N	018W	0010	ITOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: E/2 LESS AND EXCEPT CHARTER #2-10 WELLBORE
A01878-8549	OK	WASHITA	GILMORE, GLADYS	J J WRIGHT	12/8/1971	397	529		011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: E/2 LESS AND EXCEPT CHARTER #2-10 WELLBOREW
A02772-2405	OK	WASHITA	OCC #283930	ANSON CORPORATION	8/19/1985				011N	018W	0010	ALL OF SECTION Sec. 10-11N-18W
A03440-11786	OK	WASHITA	OCC #369044	ANSON COMPANY	10/19/1992				011N	018W	0010	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 10: ALL
OK5125557-001	OK	WASHITA	ST/OK - CLO EI-3604	Jack B. Smith	6/27/1978	487	165		011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: NW/4
OK5125557-002	OK	WASHITA	WALTON, CARL & LUCILLE M	EL PASO NATURAL GAS CO	10/17/1978	493	38		011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: NW
OK5125557-004	OK	WASHITA	ST/OK - EI- 3604	DALE FOLKS	5/7/1985	673	931		011N	018W	0010	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 10: NW, LESS AND EXCEPT THE MORROW FMTN AS FOUND IN THE WALTON #1-10, PRODUCING FROM A DEPTH OF 16,455 FEET IN TEH SW (1/2 M.R.)
OK5125558-001	OK	WASHITA	WALTON, CARL & LUCILLE M	EL PASO NATURAL GAS CO	4/27/1979	494	757	395	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SW
OK5125559-001	OK	WASHITA	PILGRIM, DONNA BLAGOWSKY & PATRICK	DALE FOLKS	4/18/1979	500	956	3532	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-002	OK	WASHITA	MARSICO, LORENA & VICTOR	DALE FOLKS	4/12/1979	500	959	3534	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-003	OK	WASHITA	HOFFMAN, LELA EDNA	DALE FOLKS	4/16/1979	500	962	3536	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-004	OK	WASHITA	SPITZ, ANNA FAY & FRANKLIN	DALE FOLKS	4/12/1979	500	965	3538	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-005	OK	WASHITA	HOFFMAN, WILLIAM FLOYD & EVELYN	DALE FOLKS	4/12/1979	500	968		011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-006	OK	WASHITA	CUMMINS, LINDA HOFFMAN & RON	DALE FOLKS	4/18/1979	501	334	3734	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-007	OK	WASHITA	HOFFMAN, LARRY & JOAN	DALE FOLKS	4/18/1979	501	337	3736	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-008	OK	WASHITA	GREER, JOSEPH CLINTON & MILDRED LEE	DALE FOLKS	4/18/1979	501	340	3738	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5125559-009	OK	WASHITA	HOFFMAN, DALE	DALE FOLKS	4/18/1979	501	343	3740	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-010	OK	WASHITA	HOFFMAN, DANNY J T	DALE FOLKS	8/6/1980	528	162	7602	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-011	OK	WASHITA	HOFFMAN, TIMMY DARRELL	DALE FOLKS	8/6/1980	528	165	7604	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-012	OK	WASHITA	HOFFMAN, LARRY JAY	DALE FOLKS	8/6/1980	528	168	7606	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5126469-001	OK	WASHITA	OCC #205680/CD #88716	AN-SON CORPORATION	1/5/1982				011N	018W	0010	TOWNSHIP 11 NORTH, RANGE 18 WEST, SECTION 10: MISSOURIAN GRANITE WASH, DES MOINES GRANITE WASH, SKINNER, RED FORK, ATOKA, MORROW, AND SPRINGER COMMON SOURCES UNDERLYING THE ENTIRE SECTION.
OK7050977-000	OK	WASHITA	ST/OK - CLO EI-5775	CHESAPEAKE EXPLORATION LLC	6/25/2010	1189	376	I-2010-010843	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: NW/4, L/E THE DES MOINES GRANITE WASH FORMATION (1/2 M.R.)
A00770-2366	OK	WASHITA	LITTKE , JOHN & MARGARET	ROBERT W MOORE	3/18/1977	461	665		011N	018W	0011	NE/4 SE/4 Sec. 11-11N-18W
A00770-2367	OK	WASHITA	DUNLAP , NANCY WESNER, ET VIR	JACK B SMITH	6/3/1977	468	551		011N	018W	0011	INSOFAR AS TO NE/4 SE/4 Sec. 11-11N-18W
A01310-2375	OK	WASHITA	MUSICK , ANNIE JEWEL, ET AL	JACK B SMITH	4/29/1977	471	247		011N	018W	0011	N/2 Sec. 11-11N-18W
A01853-2380	OK	WASHITA	PARKER , LELA MAY, ET VIR	J J WRIGHT	12/11/1971	397	519		011N	018W	0011	W/2 SE/4 & SW/4 Sec. 11-11N-18W
A01853-2381	OK	WASHITA	GILMORE , GLADYS	J J WRIGHT	12/8/1971	397	527		011N	018W	0011	W/2 SE/4 & SW/4 Sec. 11-11N-18W
A01854-2382	OK	WASHITA	HOFFMAN , ROY P	J J WRIGHT	1/24/1972	397	551		011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: W/2 SW/4 & SE/4 SW/4
A01854-2383	OK	WASHITA	HOFFMAN , L L	J J WRIGHT	1/18/1972	397	549		011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: W/2 SW/4 & SE/4 SW/4
A01854-2384	OK	WASHITA	BROWN , SUSIE L & CARL	J J WRIGHT	1/11/1972	397	537		011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE/4 LESS AND EXCEPT CHARTER #2-10 WELLBORE SECTION 11: W/2 SW/4, SE/4 SW/4
OK5124713-005	OK	WASHITA	UTZINGER, RUTH M F/K/A RUTH M. MISBAUGH	EL PASO NATURAL GAS COMPANY	7/26/1977	471	831	7575	011N	018W	0011	INSOFAR AND ONLY INSOFAR AS LEASE COVERS TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: N/2
OK5124713-006	OK	WASHITA	FICKETT, WILDON AND ELLA MAE	EL PASO NATURAL GAS COMPANY	6/10/1977	468	887	5932	011N	018W	0011	INSOFAR AND ONLY INSOFAR AS LEASE COVERS TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: N/2
OK5124713-007	OK	WASHITA	LEATHERMAN, PARTHENE J AND FRANCES A SHELTON	EL PASO NATURAL GAS COMPANY	6/15/1977	468	889	5933	011N	018W	0011	INSOFAR AND ONLY INSOFAR AS LEASE COVERS TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: N/2
OK5124713-008	OK	WASHITA	MARSICO, LORENA AND VICTOR	DALE FOLKS	4/12/1979	500	944	3524	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-009	OK	WASHITA	HOFFMAN, WILLIAM FLOYD AND EVELYN	DALE FOLKS	4/12/1979	500	953	3530	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-010	OK	WASHITA	SPITZ, ANNA FAY AND FRANKLIN	DALE FOLKS	4/12/1979	500	950	3528	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-011	OK	WASHITA	GREER, JOSEPH CLINTON AND MILDRED LEE	DALE FOLKS	4/18/1979	500	941	3522	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124713-012	OK	WASHITA	HOFFMAN, LELA EDNA	DALE FOLKS	4/16/1979	500	947	3526	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-013	OK	WASHITA	PILGRIM, DONNA BLAGOWSKY AND PATRICK	DALE FOLKS	4/18/1979	500	938	3520	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-014	OK	WASHITA	HOFFMAN, LARRY AND JOAN	DALE FOLKS	4/18/1979	501	328	3730	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-015	OK	WASHITA	CUMMINS, LINDA HOFFMAN AND RON	DALE FOLKS	4/18/1979	500	935	3518	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-016	OK	WASHITA	HOFFMAN, DALE	DALE FOLKS	4/18/1979	501	331	3732	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-017	OK	WASHITA	HOFFMAN, DANNY J T	DALE FOLKS	8/6/1980	528	153	7596	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-018	OK	WASHITA	HOFFMAN, TIMMY DARRELL	DALE FOLKS	8/6/1980	528	156	7598	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-019	OK	WASHITA	HOFFMAN, LARRY JAY	DALE FOLKS	8/6/1980	528	159	7600	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-021	OK	WASHITA	MUSICK, JIMMIE AND JUDY AND HOMER MUSICK	CHALFANT, MAGEE & CLIFTON, INC	2/16/1977	463	944	2978	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: NE/4 SE/4
OK3530021-000	OK	WASHITA	PEACE AMERICAN LUTHERAN CHURCH	CHESAPEAKE EXPLORATION LP	6/28/2006	1049	168	I-2006-008720	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: BEGINNING AT THE CORNER STONE OF THE NE/C NE/4, THENCE 33' S, THENCE 33' W FOR A BEGINNING POINT, THENCE 16 RODS S, THENCE 10 RODS W, THENCE 16 RODS N, THENCE 10 RODS E BACK TO POB.

LTD TO 16840'

OK5129382-002	OK	WASHITA	BOESE, ANNEMARIE, TRUSTEE OF BOESE JOINT REV TR	CHESAPEAKE EXPLORATION LP	2/6/2006	1031	95	I-2006-001828	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: E/2 NW4, SE/4, NE/4 LESS 1 ACRE DESCRIBED AS BEGINNING AT THE CORNER STONE OF THE NE/C OF NE/4; THENCE 33' SOUTH; THENCE 33' WEST FOR A BEGINNING POINT; THENCE 16 RODS SOUTH; THENCE 10 RODS WEST; THENCE 16 RODS NORTH; THENCE 10 RODS BACK TO POB.

OK5129382-005	OK	WASHITA	BOESE, LEE ROY TRUSTEE	CHESAPEAKE EXPLORATION LP	4/3/2007	1069	510	I-2007-004784	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: NE/4 LESS 1 ACRE DESCRIBED AS BEGINNING AT CORNERSTONE OF THE NE CORNER OF THE NE/4, THENCE 33 FEET SOUTH, THENCE 33 FEET WEST FOR A BEGINNING POINT, THENCE 16 RODS SOUTH, THENCE 10 RODS WEST, THENCE 16 RODS NORTH, THENCE 10 RODS EAST BACK TO POINT OF BEGINNING CONTAINING 1 ACRE AND E/2 NW/4

OK5129390-001	OK	WASHITA	LITTKE, ALFRED LEE	CHESAPEAKE EXPLORATION LP	2/7/2006	1031	566	I-2006-001994	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4
OK5129390-002	OK	WASHITA	LITTKE, RICHARD DALE	CHESAPEAKE EXPLORATION LP	2/7/2006	1031	418	I-2006-001937	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4 & NW/4 SW/4
OK5129390-003	OK	WASHITA	HENDRICKSON, JUANITA	CHESAPEAKE EXPLORATION LP	2/10/2006	1032	76	I-2006-002192	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4
OK5129390-004	OK	WASHITA	LITTKE, ALVIN DAVID	CHESAPEAKE EXPLORATION LP	2/7/2006	1032	85	1-2006-002195	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129390-005	OK	WASHITA	SCHILBERG, WILLARD DEAN	CHESAPEAKE EXPLORATION LP	2/10/2006	1032	796	I-2006-002461	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4; NW/4 SW/4
OK5129390-006	OK	WASHITA	STEELMAN, BARBARA RUTH	CHESAPEAKE EXPLORATION LP	2/22/2006	1032	793	I-2006-002460	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4; NW/4 SW/4
OK5129390-007	OK	WASHITA	MUSICK, HOMER L	CHESAPEAKE EXPLORATION LP	2/24/2006	1033	291	I-2006-002654	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4
OK5129390-008	OK	WASHITA	MUSICK FARMS, INC	CHESAPEAKE EXPLORATION LP	2/7/2006	1031	560	I-2006-001992	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: E/2 SW/4, NW/4 SW/4, W/2 NW/4 L & E A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF NW/C OF SEC 12; THENCE RUNNING S 160 RODS & A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SEC LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES

OK5129390-009	OK	WASHITA	HUBBARD, DIXON DALE REV LIV TR DTD 2-14-96	CHESAPEAKE EXPLORATION LP	7/17/2006	1060	135	I-2007-001244	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4 A/D/A N/2 SW/4, SE/4 SW/4 LTD TO 16,940'
OK5129390-010	OK	WASHITA	HUBBARD, PATTY J REVOCABLE LIVING TRUST DTD 2/14/96	CHESAPEAKE EXPLORATION LP	7/17/2006	1045	838	I-2006-007453	011N	018W	0012	TOWNSHIP 11 NORTH- RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4 A/D/A N/2 SW/4, SE/4 SW/4 LTD TO 16,940'
OK5129390-012	OK	WASHITA	THOMPSON, BETTY JO	CHESAPEAKE EXPLORATION LP	6/27/2006	1055	215	I-2006-011002	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4 A/D/A N/2 SW/4, SE/4 SW/4 LTD TO 16940'
OK5129390-013	OK	WASHITA	MAXWELL, CYNTHIA JANE	CHESAPEAKE EXPLORATION LP	8/10/2006	1048	100	I-2006-008322	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4 A/D/A N/2 SW/4, SE/4 SW/4
OK5129390-014	OK	WASHITA	GOLDMAN, VIRGINIA B	CHESAPEAKE EXPLORATION LP	8/25/2006	1055	438	I-2006-011093	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 NW/4 L/E A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF THE NW/C OF SECTION 12, THENCE RUNNING S 160 RODS & A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES

OK5129390-015	OK	WASHITA	SHELTON, DARRELL LEE	CHESAPEAKE EXPLORATION LP	8/14/2006	1049	188	I-2006-008725	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 NW/4 L/E A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF THE NW/C OF SECTION 12; THENCE RUNNING S 160 RODS & A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES

OK5129390-016	OK	WASHITA	DAUM, J WILLIAM & CORINNE M LIVING TR DTD 3/4/1997	CHESAPEAKE EXPLORATION LP	8/25/2006	1051	217	I-2006-009482	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 NW/4 LESS AND EXCEPT A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF THE NW/C OF SECTION 12; THENCE RUNNING S 160 RODS AND A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129390-017	OK	WASHITA	APODACA, ROBERT E & SUSAN E	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	231	I-2006-010272	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 OF THE NW/4 L/E A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF THE NW/C OF SECTION 12; THENCE RUNNING S 160 RODS & A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES (W/2 NW/4 LESS A 3 ACRE TRACT)

LTD TO 16,940'

OK5129390-018	OK	WASHITA	SHELTON, ROGER DEAN	CHESAPEAKE EXPLORATION LP	8/14/2006	1054	676	I-2006-010824	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 NW/4, LESS & EXCEPT A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS EAST OF NW/C OF SECTION 12; THENCE RUNNING SOUTH 160 RODS; & A STRIP OF LAND 4 RODS WIDE, WEST 40 RODS, TO SECTION LINE, TO BE USED FOR PUBLIC HIGHWAY. SAID TRACT CONTAINING 3.0 ACRES

OK5129390-019	OK	WASHITA	TERRA ROSA ROYALTY CORP	CHESAPEAKE EXPLORATION LP	3/24/2007	1068	126	I-2007-004269	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4
OK5129390-020	OK	WASHITA	ASARCO OIL & GAS COMPANY INC	CHESAPEAKE EXPLORATION LLC	11/20/2007	1094	813	I-2008-000272	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 NW/4 L/E A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF NW/C OF SEC 12, THENCE RUNNING S 160 RODS, & A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SEC LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES

OK5129410-002	OK	WASHITA	ALDUENDA, GENELL S/P/A GENELL ALUENDA & SAMUEL	CHESAPEAKE EXPLORATION LP	2/13/2006	1032	400	I-2006-002315	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: SW/4 SW/4
OK5129410-003	OK	WASHITA	SANDAVAL, SHERYL	CHESAPEAKE EXPLORATION LP	2/13/2006	1032	403	I-2006-002316	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: SW/4 SW/4
OK5129410-004	OK	WASHITA	MUSICK, SANDRA	CHESAPEAKE EXPLORATION LP	2/13/2006	1037	900	I-2006-004450	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: SW/4 SW/4
OK5129487-001	OK	WASHITA	LEATHERMAN, JEFFERSON F	CHESAPEAKE EXPLORATION LP	4/5/2006	1037	174	I-2006-004208	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2NW/4; LESS AND EXCEPT A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS EAST OF THE NORTHWEST CORNER OF SECTION 12; THENCE RUNNING SOUTH 160 RODS AND A STRIP OF LAND 4 RODS WIDE, WEST 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES

OK5129487-002	OK	WASHITA	RIALTO OIL & GAS CORPORATION	CHESAPEAKE EXPLORATION LLC	9/26/2007	1085	401	I-2007-010446	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: WEST HALF OF THE NORTHWEST QUARTER LESS AND EXCEPT A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS EAST OF THE NORTHWEST CORNER OF SECTION 12, THENCE RUNNING SOUTH 160 RODS, AND A STRIP OF LAND 4 RODS WIDE, WEST 40 RODS TO SECTION TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3.00 ACRES (W/2 NW/4 LESS A 3.00 ACRE TRACT)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129487-003	OK	WASHITA	RIALTO PRODUCTION COMPANY	CHESAPEAKE EXPLORATION LLC	9/26/2007	1085	399	I-2007-010445	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: WEST HALF OF THE NORTHWEST QUARTER LESS AND EXCEPT A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS EAST OF THE NORTHWEST CORNER OF SECTION 12, THENCE RUNNING SOUTH 160 RODS, AND A STRIP OF LAND 4 RODS WIDE, WEST 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3.00 ACRES (W/2 NW/4 LESS A 3.00 ACRE TRACT)

OK5129487-004	OK	WASHITA	HAMM, JR, FLOYD D	CHESAPEAKE EXPLORATION LLC	8/31/2007	1082	1	I-2007-009219	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 NW/4 L/E A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF THE NW/C OF SEC 12, THENCE RUNNING S 160 RODS AND A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HWY

OK9270198-001	OK	WASHITA	OCC #546856/CD #200706650	COI/CELLC	11/20/2007				011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: ALL, LIMITED TO THE MISSOURIAN GRANITE WASH & DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY
OK3530299-001	OK	WASHITA	CLUCK, DELANO & BARBARA	NORWICH PETROLEUM CORPORATION	2/28/2007	1065	783	I-2007-003373	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK3530299-002	OK	WASHITA	SUNSHINE EXPLORATION COMPANY	NORWICH PETROLEUM CORPORATION	3/6/2007	1065	785	I-2007-003374	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17,200'
OK3530299-003	OK	WASHITA	JOHNSON, GEORGE S	NORWICH PETROLEUM CORPORATION	3/6/2007	1065	788	I-2007-003374	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17,200'
OK3530299-004	OK	WASHITA	PETTY, RAY B TRUST AGREEMENT DTD 4/10/1991	CHESAPEAKE EXPLORATION LP	7/31/2006	1089	135	I-2007-011750	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17,200'
OK5129413-001	OK	WASHITA	WILLIAMS, E A	CHESAPEAKE EXPLORATION LP	2/13/2006	1032	87	1-2006-002196	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-002	OK	WASHITA	HALE, SHERRY G & DAVID R	CHESAPEAKE EXPLORATION LP	3/1/2006	1032	805	I-2006-002464	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-003	OK	WASHITA	NICKEL, VICKI	CHESAPEAKE EXPLORATION LP	2/22/2006	1032	389	I-2006-002311	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-004	OK	WASHITA	BUIE, KAY	CHESAPEAKE EXPLORATION LP	3/1/2006	1032	783	I-2006-002455	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-005	OK	WASHITA	MARY E KERSHAW TRUST DTD 5/26/93	CHESAPEAKE EXPLORATION LP	4/6/2006	1036	689	I-2006-003991	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17200'
OK5129413-006	OK	WASHITA	KERSHAW, LAURA JEAN TRUST DATED 07-12-96	CHESAPEAKE EXPLORATION LP	4/6/2006	1037	180	I-2006-004211	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17200'
OK5129413-007	OK	WASHITA	MOORE, EDDIE L TRUST DATED 8/17/1987	CHESAPEAKE EXPLORATION LP	5/2/2006	1038	222	I-2006-004590	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-008	OK	WASHITA	LAU, DALE M & BOBBIE D	CHESAPEAKE EXPLORATION LP	5/8/2006	1039	291	I-2006-005009	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129413-009	OK	WASHITA	SNIDER, CECIL LEON & FLORA JEAN THE TRUST AGREEMENT OF	CHESAPEAKE EXPLORATION LP	5/8/2006	1040	213	I-2006-005365	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-012	OK	WASHITA	HOCH, CAROL A & DON	CHESAPEAKE EXPLORATION LP	6/21/2006	1044	544	I-2006-006933	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17200'
OK5129413-013	OK	WASHITA	BASINGER JR, A E	CHESAPEAKE EXPLORATION LP	5/2/2006	1040	1011	I-2006-005659	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-015	OK	WASHITA	LAU, BERNEICE	CHESAPEAKE EXPLORATION LLC	9/19/2007	1087	332	I-2007-011099	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-016	OK	WASHITA	LAU, JUANITA C	CHESAPEAKE EXPLORATION LLC	9/19/2007	1087	334	I-2007-011100	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-017	OK	WASHITA	RIALTO OIL & GAS CORPORATION	CHESAPEAKE EXPLORATION LLC	9/26/2007	1085	397	I-2007-010444	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-018	OK	WASHITA	NIGHTENGALE, LARRY D & MELBA JEAN	CHESAPEAKE EXPLORATION LLC	8/23/2007	1080	760		011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17,200'
OK5129413-019	OK	WASHITA	LAU, ROCKY, HEIR OF EUGENE LAU, DECEASED	CHESAPEAKE EXPLORATION LLC	9/19/2007	1084	456	I-2007-010100	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-020	OK	WASHITA	ASARCO OIL & GAS COMPANY, INC	CHESAPEAKE EXPLORATION LLC	10/5/2007	1089	138	I-2007-011751	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-021	OK	WASHITA	RIALTO PRODUCTION COMPANY	CHESAPEAKE EXPLORATION LLC	10/12/2007	1089	140	I-2007-011752	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-022	OK	WASHITA	HAMM, FLOYD D, JR	CHESAPEAKE EXPL LIMITED PART	8/28/2007	1082	3	I-2007-009220	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129414-001	OK	WASHITA	WISE, DONALD G & PATRICIA G, JOINT TENENTS	CHESAPEAKE EXPLORATION LP	2/13/2006	1032	73	I-2006-002191	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: E/2
OK5129414-002	OK	WASHITA	WISE, PHILLIP C & PAMELA S	CHESAPEAKE EXPLORATION LP	2/15/2006	1032	82	I-2006-002194	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: E/2
OK5129414-003	OK	WASHITA	ST/OK - CS- 25660	CHESAPEAKE EXPLORATION LP	7/21/2006	1047	654	I-2006-008171	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NE/4 LTD TO DES MOINES GRANITE WAS FM
OK5129414-004	OK	WASHITA	ST/OK - CS- 25661	CHESAPEAKE EXPLORATION LP	7/21/2006	1047	657	I-2006-008172	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SE/4 LTD TO DES MOINES GRANITE WAS FM
OK5129414-005	OK	WASHITA	BB ROYALTY PARTNERSHIP	CHESAPEAKE EXPLORATION LLC	9/27/2007	1090	617	I-2007-012330	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: E/2 LTD TO 17,200'
OK5129431-001	OK	WASHITA	BOSE, EDWARD JR REV LIVING TRUST DTD 2/5/96	CHESAPEAKE EXPLORATION LP	2/17/2006	1033	305	I-2006-002659	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-002	OK	WASHITA	BOSE, ERNESTINE REV LIVING TRUST DTD 2/5/96	CHESAPEAKE EXPLORATION LP	2/17/2006	1033	764	I-2006-002869	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-003	OK	WASHITA	BOSE, BRYAN	CHESAPEAKE EXPLORATION LP	2/17/2006	1033	302	I-2006-002658	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-004	OK	WASHITA	GROSSMAN, EMMET R	CHESAPEAKE EXPLORATION LP	4/4/2006	1036	692	I-2006-003992	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-005	OK	WASHITA	GROSSMAN, JOSEPH PAUL	CHESAPEAKE EXPLORATION LP	4/13/2006	1037	187	I-2006-004214	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129431-006	OK	WASHITA	GIBBS, LORI A, FORMERLY LORI GROSSMAN & GARRY	CHESAPEAKE EXPLORATION LP	4/20/2006	1037	893	I-2006-004447	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-007	OK	WASHITA	CUMMINGS, JANET M & GARY	CHESAPEAKE EXPLORATION LP	4/20/2006	1037	898	I-2006-004449	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-008	OK	WASHITA	GROSSMAN, MARK A	CHESAPEAKE EXPLORATION LP	4/20/2006	1038	232	I-2006-004594	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-009	OK	WASHITA	GROSSMAN, DENNIS L	CHESAPEAKE EXPLORATION LP	4/20/2006	1039	280	I-2006-005004	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-010	OK	WASHITA	GROSSMAN, DONNA S	CHESAPEAKE EXPLORATION LP	4/20/2006	1039	282	I-2006-005005	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-011	OK	WASHITA	GROSSMAN, JAMES A	CHESAPEAKE EXPLORATION LP	4/20/2006	1040	1022	I-2006-005663	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK9270199-001	OK	WASHITA	OCC #546032/CD #200706379	COI/CELLC	10/31/2007				011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: ALL, LIMITED TO THE VIRGILIAN, MISSOURIAN GRANITE WASH & DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY
A00289-13353	OK	WASHITA	AMEN , VERBA L & JOSEPH FRED	J COOPER WEST	3/7/1980	518	804		011N	018W	0015	N/2 SE/4 & SE/4 NE/4 Sec. 15-11N-18W LIMITED TO THE OGLE 1-15 WELLBORE
A00289-2355	OK	WASHITA	GILMORE, GLADYS, ALSO AS GLADYS E GILMORE	J J WRIGHT	12/8/1971	397	531		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: NE/4, N/2 SE/4
A00289-2356	OK	WASHITA	PARKER, LELA MAY A/K/A LELA MOSBURG & RUSSELL	J J WRIGHT	12/11/1971	397	523		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: NE/4, N/2 SE/4
A00290-2357	OK	WASHITA	OGLE, LEONARD A	HARVEY E WHITE	6/1/1973	425	404		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: NW/4
A00290-2358	OK	WASHITA	HODGES, C V	C M FLEETWOOD	5/26/1971	403	327		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: NW/4
A00291-2359	OK	WASHITA	JUDY, CLARENCE C & NINA I	ROBERT W MOORE	1/27/1977	460	5		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: S/2 SE/4, E 5/8 SE/4 SW/4
A00292-2360	OK	WASHITA	JUDY, W L & EARL E JUDY	ROBERT W MOORE	1/27/1977	460	7		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: N/2 SW/4, SW/4 SW/4, WEST 3/8 SE/4 SW/4
A00293-2361	OK	WASHITA	LITTLETON, A L	H W COLLIER	2/14/1980	515	296		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: N/2 SE/4, SE/4 NE/4
A00293-2362	OK	WASHITA	MADDOX, TROY F	FOLSOM & ASSOCIATES, INC	1/9/1978	477	956		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: NE/4, N/2 SE/4
A00293-2363	OK	WASHITA	WEAVER, ELLIS S & BRONNIE LOUISE	J COOPER WEST	3/16/1971	407	477		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: NE/4, N/2 SE/4
A00294-2364	OK	WASHITA	OCC #182191/CD #74069	ANSON CORPORATION	1/12/1981				011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: ALL, LTD TO THE MISSOURIAN GRANITE WASH, DES MOINES GRANITE WASH, SKINNER, RED FORK, ATOKA, MORROW & SPRINGER COMMON SOURCES OF SUPPLY
OK5128496-008	OK	WASHITA	MCCOY, MARCIA M, F/K/A BURTON	CHESAPEAKE EXPLORATION LLC	11/20/2007	1097	659	I-2008-001272	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4
OK5128496-009	OK	WASHITA	BARCK, JEAN H, F/K/ A BURTON	CHESAPEAKE EXPLORATION LLC	11/20/2007	1097	648	I-2008-001268	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4
OK5128496-010	OK	WASHITA	WALCH, JANET ADELE	CHESAPEAKE EXPLORATION LLC	11/20/2007	1097	668	I-2008-001275	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4
OK5128496-011	OK	WASHITA	HARDER, LINDA MARIE	CHESAPEAKE EXPLORATION LLC	11/20/2007	1097	915	I-2008-001348	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128496-012	OK	WASHITA	GASTINEAU, SUE CAROL, UHLES, JEANETTE, CO- TRUSTEES	CHESAPEAKE EXPLORATION LLC	11/2/2009	1153	263	I-2009-008580	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4 LTD TO SURFACE TO BLW S.E. OF DES MOINES GRANITE WASH
OK5128496-013	OK	WASHITA	MC MINERAL COMPANY, LLC	CHESAPEAKE EXPLORATION, LLC	4/1/2010	1185	915	I-2010-009576	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4, SE/4, NW/4, SE/4 SW/4
OK5128755-019	OK	WASHITA	BIZZELL, MURPHY GAIL & ELIZABETH	CHESAPEAKE EXPLORATION LLC	10/17/2007	1090	80	I-2007-012132	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4, SE/4 SW/4
OK5128755-020	OK	WASHITA	BIZZELL, GARY GERALD & NANCY	CHESAPEAKE EXPLORATION LLC	10/17/2007	1090	78	I-2007-012131	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4, SE/4 SW/4
OK5128755-021	OK	WASHITA	HOFFMAN, NANCY ELLEN	CHESAPEAKE EXPLORATION LLC	10/20/2007	1092	267	I-2007-012817	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 SW/4, SE/4
OK5128755-022	OK	WASHITA	HOFFMAN JR, BILLY JOE	CHESAPEAKE EXPLORATION LLC	10/20/2007	1092	265	I-2007-012816	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 SW/4, SE/4
OK5128755-023	OK	WASHITA	KIRK, M STUART & CAROLYN S	CHESAPEAKE EXPLORATION LLC	10/29/2007	1094	419	I-2008-000134	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4
OK5128755-024	OK	WASHITA	CULP, JANE	CHESAPEAKE EXPLORATION LLC	10/20/2007	1095	574	I-2008-000513	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 SW/4, SE/4
OK5128755-025	OK	WASHITA	PHILLIPS FAMILY TRUST U/T/A DATED OCTOBER 1, 1999	CHESAPEAKE EXPLORATION LLC	11/14/2007	1099	525	I-2008-001934	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 SW/4, SE/4 LTD TO 100' BELOW S. E. OF DES MOINES GRANITE WASH (17,260')
OK5128755-026	OK	WASHITA	BANKS, RONALD J & PAULA	CHESAPEAKE EXPLORATION LLC	2/20/2008	1106	314	I-2008-004232	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4
OK5128755-027	OK	WASHITA	O'HARA, LINDA	CHESAPEAKE EXPLORATION LLC	2/20/2008	1105	836	I-2008-004053	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 SW/4, SE/4
OK5128755-028	OK	WASHITA	BIZZELL, ROBERT M	CHESAPEAKE EXPLORATION LLC	2/20/2008	1105	402	I-2008-003878	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 SW/4, SE/4
OK5128755-029	OK	WASHITA	KIRK, M STUART REVOCABLE TRUST DTD 3/16/85	CHESAPEAKE EXPLORATION LLC	7/16/2008	1118	484	I-2008-008594	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4
OK5128755-030	OK	WASHITA	WALTERS, WAYNE A & SHAWN S '08 OIL & GAS REV LIV TR	CHESAPEAKE EXPLORATION LLC	4/14/2009	1136	935	I-2009-003047	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 LTD TO 17,260'
OK5128755-032	OK	WASHITA	RAY, CHARLES D	CHESAPEAKE EXPLORATION LLC	7/16/2008	1117	637	I-2008-008325	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4
OK5129560-000	OK	WASHITA	CARTMILL, MARY RUTH LIVING TRUST DTD 6/26/07	CHESAPEAKE EXPLORATION LLC	8/31/2007	1092	207		011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NW/4 LTD TO 17,260'
OK5129560-006	OK	WASHITA	MCCARNACK, ELAINE FAMILY TRUST DTD 7/01/98	CHESAPEAKE EXPLORATION LLC	8/14/2007	1087	225	I-2007-011059	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NW/4, NE/4 SW/4 LTD TO 17,260'
OK5129560-008	OK	WASHITA	HALL, SHARON ANN & LARRY	CHESAPEAKE EXPLORATION LLC	10/26/2007	1096	142	I-2008-000706	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4 NW/4, W/2 NW/4, SE/4 NW/4 LTD TO 100' BELOW S.E. OF DES MOINES GRANITE WASH (17,260')
OK5129560-009	OK	WASHITA	MCNATT, EDNA LAUREL LIVING TRUST, SHARON ANN HALL, TRST	CHESAPEAKE EXPLORATION LLC	10/26/2007	1096	145	I-2008-000707	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4 NW/4, W/2 NW/4, SE/4 NW/4 LTD TO 100' BELOW S. E. DES MOINES GRANITE WASH (17,260')

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129560-010	OK	WASHITA	MCNATT, J R LIVING TRUST, SHARON ANN HALL, TRST	CHESAPEAKE EXPLORATION LLC	10/26/2007	1096	148	I-2008-000708	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4 NW/4, W/2 NW/4, SE/4 NW/4 LTD TO 100' BELOW S. E. DES MOINES GRANITE WASH (17,260')
OK5129560-011	OK	WASHITA	PENTEX EXPLORATION & PRODUCING, INC	CHESAPEAKE EXPLORATION LLC	4/23/2008	1108	151	I-2008-004952	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NW/4 SURFACE TO 100' BLW S.E. DES MOINES FM (17,260')
OK9270011-000	OK	WASHITA	CARTMILL, EARL GLENN LIVING TRUST DTD 6-26-07	CHESAPEAKE EXPLORATION LLC	8/31/2007	1083	843	I-2007-009853	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NW/4 SW/4 LTD TO 17,260'
OK9270033-000	OK	WASHITA	OCC #571423/CD #200903176	COI-CELLC	11/9/2009	1173	735	I-2010-005613	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: ALL LTD TO WOLFCAMPIAN, VIRGILIAN, MISSOURIAN GRANITE WASH, AND DES MOINES GRANITE WASH
OK3530085-001	OK	WASHITA	MELVIN, MARK A/K/A JOHN MARK MELVIN	CHESAPEAKE EXPLORATION LLC	8/3/2007	1083	884	I-2007-009867	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: N/2
OK3530085-002	OK	WASHITA	AKRIDGE, PATSY CARLENE	CHESAPEAKE EXPLORATION LLC	8/6/2007	1087	228	I-2007-011060	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: N/2
OK3530085-003	OK	WASHITA	MELVIN, EDITH, A/K/A EDITH MARGARET	CHESAPEAKE EXPLORATION LLC	8/3/2007	1087	223	I-2007-011058	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: N/2
OK3530085-004	OK	WASHITA	MELVIN, JOHN E & FANCHON N REV LIVING TR	CHESAPEAKE EXPLORATION LLC	8/6/2007	1087	242	I-2007-011065	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: N/2
OK3530085-005	OK	WASHITA	ROMANS, MELANIE ANN	CHESAPEAKE EXPLORATION LLC	8/6/2007	1085	276	I-2007-010402	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: N/2
OK3530085-006	OK	WASHITA	ROMANS, RENAE DAWN	CHESAPEAKE EXPLORATION LLC	8/3/2007	1085	268	I-2007-010399	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: N/2
OK3530085-007	OK	WASHITA	ST/OK - CLO UV- 1530	CHESAPEAKE EXPLORATION LLC	11/27/2007	1112	111	I-2008-006419	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: NE/4 (1/2 M.R.) LTD TO DES MOINES GRANITE WASH
OK5127851-017	OK	WASHITA	BUTCHER, JOAN ELAINE	CHESAPEAKE EXPLORATION LLC	2/1/2008	1104	72	I-2008-003376	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4 SURFACE TO 100' BLW S.E. DES MOINES GRANITE WASH FM (17,020')
OK5128751-015	OK	WASHITA	MAP2004-OK	CHESAPEAKE EXPLORATION LLC	11/14/2007	1092	591	I-2007-012927	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3,4, E/2 SW/4 A/D/A SW/4
OK5128751-016	OK	WASHITA	MURRAY, DARRYL J	CHESAPEAKE EXPLORATION LLC	2/1/2008	1101	912	I-2008-002599	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4 SURFACE TO DES MOINES GRANIT WASH FM (17,020')
OK5128751-017	OK	WASHITA	FLESHMAN AGENCY INC	FLESHMAN AGENCY INC	1/14/2008	1096	15	I-2008-000654	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3, 4, E/2 SW/4
OK5129624-002	OK	WASHITA	MCNATT, EDNA LAUREL LIVING TRUST	CHESAPEAKE EXPLORATION LP	12/27/2006	1062	493	I-2007-002109	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4 LTD TO 12,280'
OK5129624-003	OK	WASHITA	MCNATT, J R REVOCABLE TRUST AGREEMENT DTD 5/20/1996	CHESAPEAKE EXPLORATION LP	12/27/2006	1062	490	I-2007-002108	011N	018W	0018	TOWNSHIHP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4 LTD TO 12,280'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129624-004	OK	WASHITA	HOHNKE, LEO FRANCIS	CHESAPEAKE EXPLORATION LLC	11/6/2007	1092	210	I-2007-012793	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4 LTD TO 100' BELOW S.E. OF DES MOINES GRANITE WASH (17,020')
OK5129624-005	OK	WASHITA	SEARLE, JACK B & TAMARA D	CHESAPEAKE EXPLORATION LLC	2/14/2008	1102	914	I-2008-002939	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4 SURFACE TO DES MOINES GRANIT WASH FM (17,020')
OK5129624-007	OK	WASHITA	BIZZELL, GARY	WARD PETROLEUM CORPORATION	11/21/2006	1055	994	I-2008-011273	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4
OK5129624-008	OK	WASHITA	BIZZELL, GAIL	WARD PETROLEUM CORPORATION	11/21/2006	1055	993	I-2008-011272	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4
OK9270010-001	OK	WASHITA	HOFFMAN JR, BILLY JOE	CHESAPEAKE EXPLORATION LLC	10/25/2007	1092	263	I-2007-012815	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4, LOTS 3, 4 (A/D/A W/2 SW/4)
OK9270010-002	OK	WASHITA	HOFFMAN, NANCY ELLEN	CHESAPEAKE EXPLORATION LLC	10/25/2007	1092	259	I-2007-012813	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4, LOT 3 (39.56 ACS), LOT 4 (39.80 ACS) A/D/A W/2 SW/4
OK9270010-003	OK	WASHITA	MUNO, GAIL F	CHESAPEAKE EXPLORATION LLC	10/20/2007	1095	570	I-2008-000511	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3, 4 (A/D/A W/2 SW/4), E/2 SW/4
OK9270010-004	OK	WASHITA	OGI, INC	CHESAPEAKE EXPLORATION LLC	11/6/2007	1092	213	I-2007-012794	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4, LOT 3 (39.56 ACS), LOT 4 (39.80 ACS) A/D/A W/2 SW/4 LTD TO 100' BELOW S.E. OF DES MOINES GRANITE WASH (17,020')
OK9270010-005	OK	WASHITA	HOFFMAN, GARY P	CHESAPEAKE EXPLORATION LLC	11/5/2007	1092	216		011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4, LOT 3 (39.56 ACRES), LOT 4 (39.80 ACRES) A/D/A W/2 SW/4 LTD TO 100' BELOW S.E. OF DES MOINES GRANITE WASH (17,020')
OK9270010-006	OK	WASHITA	HOLDER, JUNE	CHESAPEAKE EXPLORATION LLC	10/20/2007	1093	382	I-2007-013182	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4, LOTS 3, 4, A/D/A W/2 SW/4 LTD TO 17,020'
OK9270010-007	OK	WASHITA	DELFELD, SHARON S	CHESAPEAKE EXPLORATION LLC	10/20/2007	1097	917	I-2008-001349	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4, LOT 3 (39.56 AC), LOT 4 (39.8 AC) A/D/A W/2 SW/4
OK9270010-008	OK	WASHITA	CULP, JANE	CHESAPEAKE EXPLORATION LLC	10/25/2007	1094	421	I-2008-000135	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3, 4 (A/D/A W/2 SW/4), E/2 SW/4
OK9270010-010	OK	WASHITA	JORDAN, DEANNA	CHESAPEAKE EXPLORATION LLC	7/2/2008	1116	845	I-2008-008067	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4
OK9270010-011	OK	WASHITA	PHIFER, MARY G	CHESAPEAKE EXPLORATION LLC	7/2/2008	1116	429	I-2008-007930	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4
OK9270010-012	OK	WASHITA	BURCH, NELDA	CHESAPEAKE EXPLORATION LLC	7/1/2008	1116	830	I-2008-008061	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4
OK9270010-013	OK	WASHITA	LOGAN, SHERRY	CHESAPEAKE EXPLORATION LLC	7/1/2008	1116	827	I-2008-008060	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4
OK9270010-014	OK	WASHITA	WILSON, MANDY	CHESAPEAKE EXPLORATION LLC	7/2/2008	1116	833	I-2008-008062	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4
OK9270010-015	OK	WASHITA	HOFFMAN, HERSHEL L A/K/A HIRSHEL L HOFFMAN	CHESAPEAKE EXPLORATION LLC	7/9/2008	1117	282	I-2008-008199	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270010-017	OK	WASHITA	ABERDEEN INVESTMENTS, LLC	CHESAPEAKE EXPLORATION LLC	10/7/2008	1124	56	I-2008-010687	011N	018W	0018	TOWNSHIP 11NORTH - RANGE 18 WEST SECTION 18: LOT 3, 4, E/2 SW/4
OK9270010-018	OK	WASHITA	BAGGETT, CANDACE A/K/ A CANDY BAGGETT	CHESAPEAKE EXPLORATION LLC	7/8/2008	1125	249	I-2008-011083	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4
OK9270010-019	OK	WASHITA	HOFFMAN, CHARLES G	WARD PETROLEUM CORPORATION	9/13/2005	1020	275	I-2005-006806	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-020	OK	WASHITA	HOFFMAN, BOBBY DOUGLAS	WARD PETROLEUM CORPORATION	9/20/2005	1020	667	1-2005-007105	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-021	OK	WASHITA	WEDEKING, ESTA MAE	WARD PETROLEUM CORPORATION	9/27/2005	1021	631	I-2005-007393	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-023	OK	WASHITA	WHITAKER, GERALD	WARD PETROLEUM CORPORATION	10/17/2008	1127	170	I-2008-011818	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4
OK9270010-024	OK	WASHITA	BLAGOWSKY, RONNY R	WARD PETROLEUM CORPORATION	10/17/2008	1153	459	I-2009-008638	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-025	OK	WASHITA	ADKINS, DEBRA	WARD PETROLEUM CORPORATION	10/17/2008	1127	169	I-2008-011817	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-026	OK	WASHITA	BLAGOWSKY, ERIKA L	WARD PETROLEUM CORPORATION	10/17/2008	1125	275	I-2008-011095	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-027	OK	WASHITA	BLAGOWSKY, RAYMOND	WARD PETROLEUM CORPORATION	10/17/2008	1125	274	I-2008-011094	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-028	OK	WASHITA	BROWN, CHAD	WARD PETROLEUM CORPORATION	12/10/2008	1130	461	I-2009-00969	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-029	OK	WASHITA	BROWN, DILLON	WARD PETROLEUM CORPORATION	12/10/2008	1130	460	I-2009-000968	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-030	OK	WASHITA	BROWN, JEREMY	WARD PETROLEUM CORPORATION	12/10/2008	1130	463	I-2009-000971	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-032	OK	WASHITA	HUTSON, JOHN G	CHESAPEAKE EXPLORATION LLC	10/20/2006	1054	994	I-2006-010900	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4
OK9270010-033	OK	WASHITA	OCC #561120/CD #200806746	COI-CELLC	10/21/2008			UNRECORDED	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: ALL, LIMITED TO THE WOLFCAMPIAN, VIRGILIAN, MISSOURIAN GRANITE WASH AND DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY
OK9270010-034	OK	WASHITA	BROWN, DAVID	WARD PETROLEUM CORPORATION	12/10/2008	1130	462	I-2009-00970	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOT 3 (39.56 ACRES), LOT 4 (39.80 ACRES) AND E/2 SW/4, ALL COLLECTIVELY DESCRIBED AS SW/4
A00355-13421	OK	WASHITA	KERR - MCGEE CORPORATION	ANSON PRODUCTION CORPORATION FORMERLY D/	10/25/1996	845	1079		011N	018W	0019	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 19: N2NW
A00355-2986	OK	WASHITA	MURRAY, IRA L & JESSIE IRENE	B B LONG	2/16/1979	500	994		011N	018W	0019	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 19: LOTS 1, 2, 3, & 4, & E2W2
A02484-3087	OK	WASHITA	DUGGER, A W, ET UX	AN - SON CORPORATION	5/2/1984	652	783		011N	018W	0019	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 19: SE
A02484-3088	OK	WASHITA	INEZ LEAVELL REVOCABLE TRUST	BLACK HAWK OIL & GAS	4/30/1981	554	28		011N	018W	0019	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 19: SE/4
A02484-3089	OK	WASHITA	DUGGER , STANLEY	BLACK HAWK OIL & GAS	5/2/1981	556	494		011N	018W	0019	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 19: SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
A02484-3090	OK	WASHITA	DUGGER , CLIFTON C	BLACK HAWK OIL & GAS	6/4/1981	556	559		011N	018W	0019	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 19: SE/4
A02539-3095	OK	WASHITA	OCC #262129/CD #115039	AN - SON CORPORATION	6/11/1984	840	672		011N	018W	0019	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 19: ALL
OK5128719-009	OK	WASHITA	SMITH, NAOMI P REV TR DTD 4/1/99, PATRICIA ANN TURNER, TRST	CHESAPEAKE EXPLORATION LLC	11/5/2007	1091	844	I-2007-012628	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SE/4
OK5128719-010	OK	WASHITA	TIDWELL, DONOVAN D & VELDA J INDV & TRST	CHESAPEAKE EXPLORATION LLC	11/11/2007	1094	425	I-2008-000137	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5128719-011	OK	WASHITA	KARBER, DEBRA DEANN A/K/A DEBBIE D & LIONEL G KARBER	CHESAPEAKE EXPLORATION LLC	11/28/2007	1095	717	I-2008-000560	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: S/2 LTD TO 100' BELOW S.E. OF DES MOINES FM (17,216')
OK5128719-014	OK	WASHITA	NIX, JIM M	CHESAPEAKE EXPLORATION LLC	5/13/2009	1138	739	I-2009-003488	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5128719-015	OK	WASHITA	GUNTER, DEBORAH J, F/ K/A DEBORAH BURKS	CHESAPEAKE EXPLORATION LLC	7/24/2009	1145	925	I-2009-006147	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5128719-016	OK	WASHITA	BUCHANAN, MARTIN L	CHESAPEAKE EXPLORATION LLC	11/3/2009	1153	260	I-2009-008579	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5128719-017	OK	WASHITA	TOMLINSON MINERALS JOINT VENTURE	CHESAPEAKE EXPLORATION LLC	11/19/2009	1156	760	I-2009-009762	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5128719-018	OK	WASHITA	TOMLINSON MINERALS JOINT VENTURE NO 2	CHESAPEAKE EXPLORATION LLC	11/19/2009	1156	758	I-2009-009761	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5128719-019	OK	WASHITA	EL DORADO TRUST, JOHN COMEGYS, TRUSTEE	CHESAPEAKE EXPLORATION LLC	3/31/2010	1190	106	I-2010-011088	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5129558-013	OK	WASHITA	PURYEAR, KAREN & TOM	CHESAPEAKE EXPLORATION LLC	10/20/2007	1094	427	I-2008-000138	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: NE/4, NE/4 NW/4, SW/4 NW/4 LTD TO 17,216'
OK5129558-014	OK	WASHITA	REED, PAMELA & ROGER	CHESAPEAKE EXPLORATION LLC	10/20/2007	1093	386	I-2007-013183	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: NE/4, NE/4 NW/4, SW/4 NW/4 LTD TO 17,216'
OK5129558-015	OK	WASHITA	JOLIFF, FRED	CHESAPEAKE EXPLORATION LLC	10/29/2007	1094	423	I-2008-000136	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: NE/4
OK5129558-016	OK	WASHITA	DICKERSON, FORREST A & NETA F TRUST U/T/A LTD	CHESAPEAKE EXPLORATION LLC	10/20/2007	1095	583	I-2008-000517	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: NE/4, NE/4 NW/4, SW/4 NW/4 LTD TO 17,216'
OK5129558-017	OK	WASHITA	MCNATT, J R REV TR U/A/D 5- 20-96, SHARON ANN HALL, S/ TRST	CHESAPEAKE EXPLORATION LLC	11/18/2007	1094	646	I-2008-000214	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4 LTD TO 100' BELOW S.E. OF DES MOINES FM (17,216')
OK5129558-018	OK	WASHITA	MOORE, DEBORAH & T B	CHESAPEAKE EXPLORATION LLC	10/20/2007	1103	591	I-2008-003185	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: NE/4, NE/4 NW/4, SW/4 NW/4 LTD TO 17,216'
OK5129558-019	OK	WASHITA	KNIGHT, MARY SUE & FRANK JR	CHESAPEAKE EXPLORATION LLC	11/20/2007	1097	296	I-2008-001143	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SE/4 NW/4, SW/4 NW/4
OK5129558-020	OK	WASHITA	PHILLIPS FAMILY TR U/T/ A DTD 10-1-99	CHESAPEAKE EXPLORATION LLC	11/14/2007	1099	528	I-2008-001935	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4 LTD TO 100' BELOW S.E. OF DES MOINES FM (17,216')
OK5129558-021	OK	WASHITA	AUSTIN, GLEN EDWARD FAMILY TRUST DATED 9/19/91	CHESAPEAKE EXPLORATION LLC	10/20/2007	1095	714	I-2008-000559	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: NE/4, NE/4 NW/4 LTD TO 17,216'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129558-022	OK	WASHITA	SEARLE, JACK B & TAMARA D	CHESAPEAKE EXPLORATION LLC	2/14/2008	1102	917	I-2008-002940	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,216')
OK5129558-023	OK	WASHITA	OHARA, LINDA	CHESAPEAKE EXPLORATION LLC	7/18/2008	1118	486	I2008 008595	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-024	OK	WASHITA	HOFFMAN JR, BILLY JOE & REBECCA	CHESAPEAKE EXPLORATION LLC	7/13/2008	1116	391	I-2008-007917	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-025	OK	WASHITA	BIZZELL, ROBERT	CHESAPEAKE EXPLORATION LLC	7/18/2008	1116	423	I-2008-007928	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-026	OK	WASHITA	HOFFMAN, NANCY ELLEN	CHESAPEAKE EXPLORATION LLC	7/13/2008	1118	73	I-2008-008471	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-027	OK	WASHITA	CULP, JANE & MITCHELL	CHESAPEAKE EXPLORATION LLC	7/13/2008	1120	44	I-2008-009167	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-032	OK	WASHITA	BIZZELL, GAIL	CHESAPEAKE EXPLORATION LLC	7/27/2009	1145	921	I-2009-006144	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-033	OK	WASHITA	AUSTIN MINERAL INTERESTS, LLC	CHESAPEAKE EXPLORATION LLC	12/21/2009	1159	7	I-2010-000555	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-034	OK	WASHITA	CEKOSKY, MIKE	CHESAPEAKE EXPLORATION LLC	4/15/2010	1167	642	I-2010-003552	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-035	OK	WASHITA	CEKOSKY, ROBERT ANTHONY AKA BOB CEKOSKY	CHESAPEAKE EXPLORATION LLC	4/25/2010	1167	645	I-2010-003553	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5990067-000	OK	WASHITA	OCC #201000652/CD #575976	COI & CELLC, APPLICANTS	6/8/2010				011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: ALL, LIMITED TO THE VIRGILIAN, MISSOURAIN AND DES MOINES COMMON SOURCES OF SUPPLY
OK5128511-022	OK	WASHITA	WALTERS, WAYNE A & SHAWN S 2008 OIL & GAS REV LVG TR	CHESAPEAKE EXPLORATION LLC	12/18/2009	1159	303	I-2010-000657	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NW/4
OK5128511-023	OK	WASHITA	KIRK, DAVID W	CHESAPEAKE EXPLORATION LLC	8/20/2010	1182	790	I-2010-008546	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NW/4
OK5128511-024	OK	WASHITA	COPE, WADE	CHESAPEAKE EXPLORATION LLC	9/3/2010	1182	798	I-2010-008548	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NE/4
OK5128511-025	OK	WASHITA	COPE, MAX G REV TR, DTD 08/13/03, MAX & BETH COPE, TRUSTEES	CHESAPEAKE EXPLORATION LLC	8/31/2010	1186	872	I-2010-009950	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NE/4
OK5128511-026	OK	WASHITA	THE UNITED METHODIST RETIREMENT & HEALTH CARE CENTER, INC	CHESAPEAKE EXPLORATION LLC	1/17/2011	1198	261	I-2011-002958	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NE/4
OK5128511-027	OK	WASHITA	BIZZELL, SUZANNE REVOCABLE TRUST, DATED 11/14/98	CHESAPEAKE EXPLORATION LLC	12/6/2010	1190	877	I-2011-000086	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NW/4
OK5128511-028	OK	WASHITA	OGI INC BY JACK B SEARLE, PRESIDENT	CHESAPEAKE EXPLORATION, LLC	2/9/2011	1199	292	I-2011-003280	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NE/4
OK9270045-002	OK	WASHITA	WESNER, SCOTT	DAVID S THOMPSON & ASSOCIATES	10/16/2007	1088	223	I-2007-011436	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: SW/4
OK9270045-003	OK	WASHITA	POLLARD, SANDRA JOAN AND RONALD	CHESAPEAKE EXPLORATION, LLC	10/12/2010	1188	794	I-2010-010583	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: SW/4
OK9270045-004	OK	WASHITA	RIALTO PRODUCTION COMPANY	CHESAPEAKE EXPLORATION LLC	1/18/2011	1193	857	I-2011-001047	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NW/4, SW/4
OK9270745-003	OK	WASHITA	RILEY, FRANK L	CHESAPEAKE EXPLORATION LLC	3/15/2010	1171	242	I-2010-004822	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: SW/4
OK9270762-000	OK	WASHITA	WOOD, FLORENCE WILIIAMS KIDWELL	CHESAPEAKE EXPLORATION LLC	9/3/2010	1183	793	I-2010-008929	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: N/2 SE/4, SE/4 SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270771-000	OK	WASHITA	MASON, JAMES R AND CHANDRA S	CHESAPEAKE EXPLORATION LLC	11/17/2010	1192	494	I-2011-000578	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: SW/4 SE/4
A00281-2334	OK	WASHITA	HUBBARD , PEARL INDIV & ADMINR	D A BASH AND ASSOCIATES INC	10/7/1980	534	316		011N	018W	0023	NE/4 Sec. 23-11N-18W
A00281-2335	OK	WASHITA	ARNOLD , SAM H	JOSEPH K CASKEY	5/13/1977	464	585		011N	018W	0023	NE/4 Sec. 23-11N-18W
A00281-2336	OK	WASHITA	HALE , VIRGINIA L CARPENTER &	JACK B SMITH	6/7/1977	468	561		011N	018W	0023	NE/4 Sec. 23-11N-18W
A00281-2337	OK	WASHITA	JAVORSKY , ADOLPH & LEA	EL PASO EXPLORATION CO	3/7/1980	518	352		011N	018W	0023	NE/4 Sec. 23-11N-18W
A00991-2373	OK	WASHITA	THOMAS , M V	DYCO PETROLEUM CORP	3/6/1980	517	820		011N	018W	0023	SE/4 Sec. 23-11N-18W
A01852-2379	OK	WASHITA	KLEMME, MARVIN	HARVEY E WHITE ENTERPRISES INC	11/15/1976	458	153		011N	018W	0023	INSOFAR AS TO N/2 SW/4 & SE/4 SW/4 & SE/4 Sec. 23-11N-18W
A01877-2385	OK	WASHITA	WHITE , HARVEY E	ONG EXPLORATION, INC	1/9/1975	440	184		011N	018W	0023	SW/4 SW/4 Sec. 23-11N-18W
A01877-2386	OK	WASHITA	JOHNSTON, MICHAEL R. AND WINDELL J.	J C HILL OIL & GAS INC	1/26/1982	580	165		011N	018W	0023	N/2 SW/4 AND SE/4 SW/4. Sec. 23-11N-18W
A02187-2395	OK	WASHITA	BEADLES , BONNIE L & GARY E	EL PASO NATURAL GAS CO	5/27/1977	467	544		011N	018W	0023	INSOFAR AS TO N/2 SW/4 & SE/4 SW/4 Sec. 23-11N-18W
A02187-2396	OK	WASHITA	SWOPES , JOYCE ANN & THOMAS J.	EL PASO NATURAL GAS CO	5/27/1977	467	542		011N	018W	0023	INSOFAR AS TO N/2 SW/4 & SE/4 SW/4 Sec. 23-11N-18W
A02187-2397	OK	WASHITA	TUCKER , L NADINE	W R GRAY	4/3/1979	500	487		011N	018W	0023	INSOFAR AS TO E/2 SW/4 & NW/4 SW/4 Sec. 23-11N-18W
A02188-2398	OK	WASHITA	JUDY , EARL E & WILLIAM L	HARVEY E WHITE ENERPRISES, INC	1/28/1980	519	671		011N	018W	0023	NW/4 Sec. 23-11N-18W
OK5124595-001	OK	WASHITA	HOWENSTINE, THOMAS ET AL	WHITE, HARVEY E ENTERPRISES	3/4/1977	471	836	7578	011N	018W	0023	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 23: N2SW, SESW; L&E THE KLEMME 2-23 WB.
OK5124595-002	OK	WASHITA	HOWENSTINE, VIOLA ET AL	WHITE, HARVEY E ENTERPRISES	4/14/1977	471	834	7577	011N	018W	0023	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 23: N2SW, SESW, L&E THE KLEMME 2-23 WB
OK3530006-006	OK	WASHITA	WILLIAMSON, EDWIN L	CHESAPEAKE EXPLORATION LP	6/6/2006	1042	257	I-2006-006100	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, NW/4 SW/4, SW/4 SW/4, SE/4 SW/4, SE/4
OK3530006-007	OK	WASHITA	AUSTIN, NAOMI K	CHESAPEAKE EXPLORATION LP	6/7/2006	1042	497	I-2006-006181	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, NW/4 SW/4, SW/4 SW/4, SE/4 SW/4, SE/4
OK3530006-012	OK	WASHITA	CORNELL, SHARON LYNN	CHESAPEAKE EXPLORATION LLC	9/6/2007	1083	607	I-2007-009775	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 LTD TO 17,041'
OK3530006-013	OK	WASHITA	HARRELL, ZELMOND, C/O CHARLES HARRELL	CHESAPEAKE EXPLORATION LLC	10/15/2007	1088	192	I-2007-011419	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 LTD TO 17,041'
OK3530006-014	OK	WASHITA	NIABC, A LIMITED PARTNERSHIP	CHESAPEAKE EXPLORATION LLC	10/15/2007	1088	879	I-2007-011655	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 LTD TO 17,041'
OK3530006-015	OK	WASHITA	HARRELL, CORNELL TRUST, ELLA J HARRELL, ET AL, TRUSTEES	CHESAPEAKE EXPLORATION LLC	10/15/2007	1096	754	I-2008-000911	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 LTD TO 17,041'
OK3530006-016	OK	WASHITA	KLEMME, ROBERT LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	1/10/2008	1099	696	I-2008-002003	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, W/2 SW/4, SE/4 SW/4, SE/4
OK3530006-017	OK	WASHITA	CROZIER, ROBERT	CHESAPEAKE EXPLORATION LLC	2/6/2008	1100	864	I-2008-002235	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SE/4 SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,350')

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3530006-018	OK	WASHITA	WYMAN, LYNDA F	CHESAPEAKE EXPLORATION LLC	2/6/2008	1100	867	I-2008-002236	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SE/4 SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,350')
OK3530006-019	OK	WASHITA	HARRELL, VIRGILENE W REVOCABLE TRUST DTD 07/07/94	CHESAPEAKE EXPLORATION LLC	2/18/2008	1104	179	I-2008-003418	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530006-020	OK	WASHITA	JONES, SHERRY LYNN	CHESAPEAKE EXPLORATION LLC	4/1/2008	1110	922	I-2008-005946	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530006-021	OK	WASHITA	WELSH, DONNA SUE CORNELL	CHESAPEAKE EXPLORATION LLC	4/1/2008	1110	920	I-2008-005945	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530006-023	OK	WASHITA	KLEMME, BRYAN ERIC	CHESAPEAKE EXPLORATION LLC	1/10/2008	1115	454	I-2008-007545	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, W/2 SW/4, SE/4 SW/4, SE/4
OK3530006-024	OK	WASHITA	KLEMME, MICHAEL LYNN	CHESAPEAKE EXPLORATION LLC	1/10/2008	1115	456	I-2008-007546	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, W/2 SW/4, SE/4 SW/4, SE/4
OK3530006-025	OK	WASHITA	CORNELL, PATRICK T	CHESAPEAKE EXPLORATION LLC	9/6/2007	1082	807	I-2007-009467	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530006-026	OK	WASHITA	WALKER, KATHLEEN C LIV TR, KATHLEEN & JAMES WALKER, COTRST	CHESAPEAKE EXPLORATION LLC	9/6/2007	1082	810	I-2007-009468	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-002	OK	WASHITA	BUFFING, LEE ROY & MALINDA	CHESAPEAKE EXPLORATION LP	8/10/2006	1048	136	I-2006-008336	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SE/4 LTD TO 17,041
OK3530017-004	OK	WASHITA	WILLIAMSON, HUGH R	CHESAPEAKE EXPLORATION LP	6/6/2006	1042	259	I-2006-006101	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, NW/4 SW/4, SW/4 SW/4, SE/4 SW/4, SE/4
OK3530017-005	OK	WASHITA	EAGLE, MARTHA MARIE A/K/A MRS GRANT EAGLE	CHESAPEAKE EXPLORATION LLC	8/31/2007	1084	513	I-2007-010123	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 LTD TO 17,505'
OK3530017-006	OK	WASHITA	CORNELL, MARGARET IRENE, A/K/A MARGARET IRENE MEENAN	CHESAPEAKE EXPLORATION LLC	9/7/2007	1086	307	I-2007-010721	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 LTD TO 17,041'
OK3530017-007	OK	WASHITA	CORNELL, ANNE MARIE	CHESAPEAKE EXPLORATION LLC	10/2/2007	1088	863	I-2007-011648	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-008	OK	WASHITA	CORNELL, JAN MARION, A/K/A JAN MARION ARTECONA	CHESAPEAKE EXPLORATION LLC	10/2/2007	1093	831	I-2007-013323	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-009	OK	WASHITA	CORNELL, MARTHA CHRISTINE	CHESAPEAKE EXPLORATION LLC	10/2/2007	1094	815	I-2008-000273	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-010	OK	WASHITA	JONES- KALKMAN MINERAL COMPANY	CHESAPEAKE EXPLORATION LLC	1/21/2008	1097	656	I-2008-001271	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, NW/4 SW/4, NE/4 SW/4 LTD TO 16,991'
OK3530017-011	OK	WASHITA	KIRSCHNER, MICHAEL PAUL	CHESAPEAKE EXPLORATION LLC	2/14/2008	1103	645	I-2008-003205	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,350')
OK3530017-012	OK	WASHITA	GREEN, JOHN ROBERT F/K/A CORNELL	CHESAPEAKE EXPLORATION LLC	4/1/2008	1108	777	I-2008-005173	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-013	OK	WASHITA	GREEN, HELEN T, HEIR OF THOMAS ROSS CORNELL	CHESAPEAKE EXPLORATION LLC	4/1/2008	1108	779	I-2008-005174	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-014	OK	WASHITA	COLEMAN, GEORGIA ANN	CHESAPEAKE EXPLORATION LLC	4/1/2008	1109	719	I-2008-005550	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-015	OK	WASHITA	WALSH MINERAL PROPERTIES, LLC	CHESAPEAKE EXPLORATION LLC	5/12/2008	1123	428	I-2008-010467	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: NE/4 SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3530031-000	OK	WASHITA	ST/OK - CLO CS- 25762	CHESAPEAKE EXPLORATION LP	9/28/2006	1057	848	I-2007-000335	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: E/2 NW/4
OK3530051-000	OK	WASHITA	ST/OK - CS-25663	CHESAPEAKE EXPLORATION LP	7/21/2006	1047	663	I-2006-008174	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: NE/4 LTD TO DES MOINES GRANITE WASH
OK353006-022	OK	WASHITA	KLEMME, TERRY WAYNE	CHESAPEAKE EXPLORATION LLC	1/10/2008	1115	452	I-2008-007544	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, SE/4 SW/4, W/2 SW/4, SE/4
OK9270170-001	OK	WASHITA	BUFFING, LEE ROY & MALINDA LOU	ROBERT W MOORE	1/27/1977	460	3	688	011N	018W	0024	INSOFAR & ONLY SO FAR AS: TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SE/4
OK9270358-001	OK	WASHITA	OCC #554153/CD #200801621	COI-CELLC	5/15/2008			UNRECORDED	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: ALL LTD TO THE MISSOURIAN GRANITE WASH & DES MOINES GRANITE WASH
A00278-2330	OK	WASHITA	GALLASPY , GEORGE , ET AL	BILL J BROWN	12/29/1981	540	146		011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: NW/4 SE/4
A00278-5225	OK	WASHITA	SCHMIDT, EDGER & MAMIE, H/W	ROBERT W MOORE	4/30/1973	424	583	2041	011N	018W	0025	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 25: S2SE, NESE
A00279-2331	OK	WASHITA	AMERICAN FLETCHER NATIONAL BANK , TR.	D A BASH AND ASSOCIATES INC	4/24/1981	553	271		011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: E/2 NW/4, SW/4 NW/4
A00280-2332	OK	WASHITA	EVANS, JOHN K	D A BASH AND ASSOCIATES INC	4/27/1981	553	275		011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
A00280-2333	OK	WASHITA	MYERS , PAMELA S	D A BASH AND ASSOCIATES INC	4/27/1981	553	274		011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270052-001	OK	WASHITA	BOSE, EDWARD J & MARIE	CHALFANT, MAGEE & CLIFTON, INC	2/18/1977	463	942	2977	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: NW/4 NW/4
OK9270052-002	OK	WASHITA	ST/OK - EI-2808	ROBERT W MOORE	3/14/1978	483	290	3438	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: NW/4 NW/4
OK9270053-001	OK	WASHITA	ROZMAN, MAE ALICE & EVANS, ALICE O	HARVEY E WHITE ENTERPRISES INC	4/20/1977	466	746	4771	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270053-002	OK	WASHITA	MACDOUGALL, FAY LOUISE	HARVEY E WHITE ENTERPRISES INC	4/20/1977	466	742	4769	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270053-003	OK	WASHITA	GRIFFITH, JENNIE E	HARVEY E WHITE ENTERPRISES INC	5/20/1977	466	802	4799	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270053-004	OK	WASHITA	PARRISH, ROBERT E, ET AL	HARVEY E WHITE ENTERPRISES INC	4/20/1977	466	244	4770	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270053-005	OK	WASHITA	MEGERT, VIOLA	CHALFANT, MAGEE & CLIFTON, INC	2/15/1977	462	455	2167	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270053-006	OK	WASHITA	BOYD, MARION L	HARVEY E WHITE ENTERPRISES INC	4/20/1977	466	740	4768	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270146-001	OK	WASHITA	OCC #231708/CD #101580	EXXON CORPORATION	1/18/1983				011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: ALL, BROWN DOLOMITE, DOUGLAS, HOXBAR, DES MOINES, MISSOURIAN GRANITE WASH, DES MOINES GRANITE WASH, SKINNER COMMON SOURCES OF SUPPLY
OK9270169-001	OK	WASHITA	WALSH, DORIS A	SPECTRA ENERGY CORP	7/13/1981	563	389	14165	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: NW/4 SE/4
OK5126923-001	OK	WASHITA	EDWARD J. BOSE, ET UX	CHALFANT MAGEE & CLIFTON	2/18/1977	463	940		011N	018W	0026	TOWNSHIP 11 NORTH, RANGE 18 WEST: SECTION 26: E/2 SW/4 , NE/4 , SE/4 NW/4, LIMITED TO THE OSU 2-26 WELLBORE.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5126923-002	OK	WASHITA	ST/OK - CLO EI- 2809	ROBERT W MOORE	3/14/1978	483	292		011N	018W	0026	TOWNSHIP 11 NORTH, RANGE 18 WEST: SECTION 26: NE/4, LIMITED TO THE OSU 2-26 WB.
OK5126923-003	OK	WASHITA	ST/OK - CLO EI- 2810	ROBERT W MOORE	3/14/1978	483	294		011N	018W	0026	TOWNSHIP 11 NORTH, RANGE 18 WEST: SECTION 26: SE/4 NW/4 , E/2 SW/4, LIMITED TO THE OSU 2-26 WB.
OK5126924-000	OK	WASHITA	WETER, LILLIE, ET AL	ROBERT W MOORE	8/10/1972	417	191		011N	018W	0026	TOWNSHIP 11 NORTH, RANGE 18 WEST: SECTION 26: SE/4, LIMITED TO THE OSU 2-26 WB.
OK5126925-001	OK	WASHITA	BRADY, ROBERT AUSTIN	EXXON CORP	2/17/1983	611	558		011N	018W	0026	TOWNSHIP 11 NORTH, RANGE 18 WEST: SECTION 26: W/2 SW/4, LIMITED TO THE OSU 2-26 WB.
OK5126925-002	OK	WASHITA	RAINBOLT, VENDA C., ET AL	JACK B SMITH	5/7/1977	474	966		011N	018W	0026	TOWNSHIP 11 NORTH, RANGE 18 WEST: SECTION 26: W/2 SW/4, LIMITED TO THE OSU 2-26 WB.
A02020-3378	OK	WASHITA	ROCKET OIL AND GAS COMPANY , ET AL	AN - SON CORPORATION	3/4/1982	582	423		011N	018W	0027	E/2 SW/4 & W/2 SE/4 LIMITED TO RIGHTS OUTSIDE AND EXCLUSIVE OF THE WELLBORES OF THE ANTELOPE #1-27 AND ANTELOPE #2-27 WELLS Sec. 27-11N-18W
A02020-3379	OK	WASHITA	BAIRD , M M & INEZ	W. E. MILLS	12/7/1973	429	814		011N	018W	0027	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 27: E/2 SW/4 & W/2 SE/4 LIMITED TO RIGHTS OUTSIDE AND EXCLUSIVE OF THE WELLBORES OF THE ANTELOPE #1-27 AND ANTELOPE #2-27 WELLS
A03368-10234	OK	WASHITA	FOTH , WALTER & ESTER M	RED LAND ENERGY CO	7/27/1978	488	825	440730	011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: E2SW, W2SE LIMITED TO RIGHTS OUTSIDE AND EXCLUSIVE OF THE WELLBORES OF THE ANTELOPE #1-27 AND ANTELOPE #2-27 WELLS
OK5121095-001	OK	WASHITA	LADD PETROLEUM CORPORATION	INEXCO OIL COMPANY	5/19/1980	522	689		011N	018W	0027	W/2 SE/4; E/2 SW/4 ANTELOPE 1-27
OK5121095-002	OK	WASHITA	BOSE, JOHN AND FREDA, HIS WIFE	HARVEY E WHITE ENTERPRISES,INC	2/5/1979	498	23		011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: NE/4 NE/4
OK5121095-003	OK	WASHITA	HOEPFNER, MARY AND HARVEY, HER HUSBAND, ET AL	EL PASO NATURAL GAS COMPANY	10/26/1978	494	976		011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: NE/4 NE/4
OK5121095-004	OK	WASHITA	ROSE, MAYME M, A SINGLE WOMAN	HARVEY E WHITE ENTERPRISES,INC	11/21/1978	497	696		011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: NE/4 NE/4
OK5121095-005	OK	WASHITA	KLINZMAN, ELLA MAE AND ARTHUR, HER HUSBAND	HARVEY E WHITE ENTERPRISES,INC	11/21/1978	497	700		011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: NE/4 NE/4
OK5121095-006	OK	WASHITA	WORKMAN, CHARLES AND NADYNE, HIS WIFE	HARVEY E WHITE ENTERPRISES,INC	11/21/1978	497	706		011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: NE/4 NE/4
OK5121095-007	OK	WASHITA	BUEHLER, DORA, A SINGLE WOMAN, ET AL	EL PASO NATURAL GAS COMPANY	11/22/1978	494	981		011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: NE/4 NE/4
OK9270211-001	OK	WASHITA	WESNER, SCOTT	DAVID S THOMPSON & ASSOCIATES	9/12/2007	1088	237	I-2007-011443	011N	018W	0028	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 28: NW/4, W/2 SW/4
OK9270775-001	OK	WASHITA	SMITH, KENNETH C REV TRUST	CHESAPEAKE EXPLORATION LLC	11/29/2010	1190	736	I-2011-000049	011N	018W	0028	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 28: NE/4, E/2 SE/4
OK9270775-002	OK	WASHITA	MAP2004-OK	CHESAPEAKE EXPLORATION	5/12/2011	1208	600	I-2011-005793	011N	018W	0028	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 28: W2NE,NW,NWSW
OK9270880-001	OK	WASHITA	CHURCH OF CHRIST	CHESAPEAKE EXPLORATION LLC	3/25/2011	1201	55	I-2011-003893	011N	018W	0028	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 28: E/2 SW/4, W/2 SE/4
OK9270880-002	OK	WASHITA	MEE, DAVID EDWARD	CHESAPEAKE EXPLORATION LLC	4/19/2011	1200	664	I-2011-003775	011N	018W	0028	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 28: E/2 SW/4, W/2 SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270880-003	OK	WASHITA	BELL, JENNIFER K TANNER AKA JENNIFER K	CHESAPEAKE EXPLORATION LLC	5/12/2011	1204	935	I-2011-004886	011N	018W	0028	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 28: E/2 SW/4, W/2 SE/4
OK9270212-001	OK	WASHITA	WESNER, SCOTT	DAVID S THOMPSON & ASSOCIATES	9/12/2007	1088	235	I-2007-011442	011N	018W	0029	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 29: E/2 SE/4, SE/4 NE/4
OK9270213-001	OK	WASHITA	REEDER, SR, THE LIVING TRUST DATED 7/16/96	DAVID S THOMPSON & ASSOCIATES	9/21/2007	1088	231	I-2007-011440	011N	018W	0029	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 29: N/2 NE/4, SW/4 NE/4, NW/4 SE/4, NW/4, SW/4, NORTH 30 ACRES OF SW/4 SE/4
OK9270213-002	OK	WASHITA	NEWMAN, THE LUTHER B REVOCABLE TRUST DATED 8/15/96	DAVID S THOMPSON & ASSOCIATES	9/21/2007	1088	227	I-2007-011438	011N	018W	0029	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 29: N/2 NE/4, SW/4 NE/4, NW/4 SE/4, NW/4, SW/4, NORTH 30 ACRES OF SW/4 SE/4
OK9270213-003	OK	WASHITA	NEWMAN, THE JANICE ANN REVOCABLE TRUST DATED 8/15/96	DAVID S THOMPSON & ASSOCIATES	9/21/2007	1088	225	I-2007-011437	011N	018W	0029	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 29: N/2 NE/4, SW/4 NE/4, NW/4 SE/4, NW/4, SW/4, NORTH 30 ACRES OF SW/4 SE/4
OK5122768-001	OK	WASHITA	OCC #413256	BARRETT RESOURCES CORPORATION	6/16/1997				011N	018W	0030	SEC 30-11N-18W: ALL
OK5126927-001	OK	WASHITA	FELLERS, LINA LEE	ANDERMAN/ SMITH & COMPANY	7/18/1994	812	668		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: E2
OK5126927-002	OK	WASHITA	REEDER, JAMES D ET UX	ANDERMAN/ SMITH & COMPANY	7/18/1994	812	670		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: E2
OK5126927-003	OK	WASHITA	WILSON, MAEDELLE M TRUST	ARROWHEAD RESOURCES INC	1/5/1996	830	689		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-012	OK	WASHITA	BLUMENTHAL, DUNNIE ET UX	BLACKROCK RESOURCES LLC	5/1/1997	854	1016		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-013	OK	WASHITA	PENDLETON, DANNY L ET UX	BLACKROCK RESOURCES LLC	4/16/1997	854	1018		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-014	OK	WASHITA	GARTHRIGHT, MICHAEL L ETAL	BLACKROCK RESOURCES LLC	4/18/1997	855	175		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-015	OK	WASHITA	JORDAN, GLENDA E ET VIR	BLACKROCK RESOURCES LLC	5/12/1997	855	1101		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-016	OK	WASHITA	BLAKELY, HERBERT S	BLACKROCK RESOURCES LLC	5/29/1997	856	227		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-017	OK	WASHITA	WADE, WAYNE ET UX	BLACKROCK RESOURCES LLC	5/6/1997	856	229		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-018	OK	WASHITA	BONNY, JACK	BLACKROCK RESOURCES LLC	6/6/1997	868	435		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126928-001	OK	WASHITA	JERRY SULLIVAN ETUX	ANDERMAN/ SMITH & COMPANY	7/18/1994	812	672		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: SW
OK5126928-002	OK	WASHITA	MCLAUGHLIN, LAVONA M	ANDERMAN/ SMITH & COMPANY	7/27/1994	812	633		011N	018W	0030	TOWNSHIP 11 NORTH- RANGE 18 WEST SECTION 30: SW
OK5126928-003	OK	WASHITA	NEESE, FRANK	ANDERMAN/ SMITH & COMPANY	8/15/1994	813	108		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: SW
OK5126928-011	OK	WASHITA	WOODS, EDITH	BLACKROCK RESOURCES LLC	4/14/1997	868	437		011N	018W	0030	SEC 30-11N-18W: LOTS 3 & 4, & E/2 SW/4
OK5126928-012	OK	WASHITA	ARCHER, BRENDA LOU COLLINS	BLACKROCK RESOURCES LLC	5/7/1997	868	439		011N	018W	0030	SEC 30-11N-18W: LOTS 3 & 4, & E/2 SW/4
OK5126928-013	OK	WASHITA	NEECE, SONDRA	BLACKROCK RESOURCES LLC	5/8/1997	868	441		011N	018W	0030	SEC 30-11N-18W: LOTS 3 & 4, & E/2 SW/4
OK5126929-001	OK	WASHITA	NIX, LOIS C	ANDERMAN/ SMITH & COMPANY	7/20/1994	812	674		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: NW
OK5126929-002	OK	WASHITA	HULL, MARLIN LESLIE	ANDERMAN/ SMITH & COMPANY	7/25/1994	812	676		011N	018W	0030	TOWNSHIP 11N RANGE 18W SECTION 30: NW
OK5126929-003	OK	WASHITA	DICK, ROSEMARY SUSAN HULL	ANDERMAN/ SMITH & COMPANY	7/25/1994	812	678		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: NW
OK5126929-004	OK	WASHITA	HULL, ALAN HARLEY	ANDERMAN/ SMITH & COMPANY	7/25/1994	812	680		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: NW
OK5126929-005	OK	WASHITA	HULL, ROGER TALBOT	ANDERMAN/ SMITH & COMPANY	7/25/1994	812	635		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: NW
35-001984-001	OK	WASHITA	WEST, LLOYD O	CHESAPEAKE EXPLORATION, LLC	7/25/2011	1212	517	I-2011-006709	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: N2SE
35-001984-002	OK	WASHITA	CLOW, JUDITH A	CHESAPEAKE EXPLORATION, LLC	7/25/2011	1212	514	I-2011-006708	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: N2SE
OK9270214-001	OK	WASHITA	REEDER, SR, THE LIVING TRUST DATED 7/16/96	DAVID S THOMPSON & ASSOCIATES	9/21/2007	1088	229	I-2007-011439	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270750-001	OK	WASHITA	OGI, INC	CHESAPEAKE EXPLORATION LLC	5/26/2010	1175	1046	I-2010-006398	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: NE/4
OK9270750-002	OK	WASHITA	ENERGY PROPERTIES LIMITED L P	CHESAPEAKE EXPLORATION LLC	10/27/2010	1187	523	I-2010-010144	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: NE/4
OK9270750-003	OK	WASHITA	WESTON PASS PARTNERS, LLC	CHESAPEAKE EXPLORATION LLC	10/25/2010	1187	520	I-2010-010143	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: NE/4
OK9270750-004	OK	WASHITA	APPLE BLOSSOM ROYALTIES LLC	CHESAPEAKE EXPLORATION LLC	11/10/2010	1189	233	I-2010-010777	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: NE/4
OK9270762-001	OK	WASHITA	MAP2004-OK	CHESAPEAKE EXPLORATION LLC	8/12/2010	1184	218	I-2010-009041	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: N/2 SE/4
OK9270776-001	OK	WASHITA	FARMERS ROYALTY COMPANY	CHESAPEAKE EXPLORATION LLC	12/2/2010	1192	480	I-2011-000574	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: S/2 SE/4
OK0000553-001	OK	WASHITA	WETER, LILLIE	ROBERT W MOORE	8/18/1971	406	491		011N	018W	0035	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 35: S2
OK3530258-001	OK	WASHITA	DELP, JUNIOR & MARY FAYE	CHESAPEAKE EXPLORATION LP	3/22/2007	1067	977		011N	019W	0002

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 2: LOTS 19-22, BLK 7, ORIGINAL TOWNSITE OF FOSS, LOTS 1-24, BLK 1, LOTS 1-24, BLK 3, LOTS 1-24, BLK 4, LOTS 1-7 & 13-24, BLK 5, LOTS 1-24, BLK 6, LOTS 19-22, BLK 8, AND LOTS 1-24, BLK 9, LOTS 1-6 & 23-24, BLK 8, FIRST ADDITION TO THE TOWN ON FOSS, OKLAHOMA

OK5124306-018	OK	WASHITA	ST/OK - CLO UP-703	CHESAPEAKE EXPLORATION LP	7/21/2006	1047	666	I-2006-008175	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: SW/4 (1/2 M.R.) LTD TO DES MOINES GRANITE WASH
OK5124306-019	OK	WASHITA	HEINRICHS, N DALE & ANN	CHESAPEAKE EXPLORATION LP	1/5/2007	1067	204		011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: SW/4 LTD TO 16,927'
OK5124306-020	OK	WASHITA	EGGLESTON, CHERRI ANNE	CHESAPEAKE EXPLORATION LP	6/19/2007	1078	162	I-2007-007865	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: SW/4
OK5124306-021	OK	WASHITA	FINNELL- MULINIX, TERRI	CHESAPEAKE EXPLORATION LP	6/19/2007	1079	95	I-2007-008182	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: SW/4
OK5124306-022	OK	WASHITA	SEIBOLD ENERGY CO, INC	CHESAPEAKE EXPLORATION LLC	12/13/2007	1097	66	I-2008-001052	011N	019W	0002

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 2: SW/4

SECTION 2: LOTS 1-24, BLOCK 10

LOTS 13-20, BLOCK 15

1ST ADDITION TO THE TOWN OF FOSS

SECTION 2: LOTS 3 & 5-24, BLOCK 13

LOTS 1-24, BLOCK 14

LOTS 1-24, BLOCK 15

LOTS 1-24, BLOCK 16

LOTS 1-24, BLOCK 17

LOTS 7-24, BLOCK 18

LOTS 1-6, BLOCK 19

LOTS 1-22, BLOCK 20

LOTS 1-24, BLOCK 21

2ND ADDITION TO THE TOWN OF FOSS

OK5128332-013	OK	WASHITA	WORD, GENIVE	CHESAPEAKE EXPLORATION LP	12/12/2006	1060	597	I-2007-001399	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-014	OK	WASHITA	MOUSE, MONTE MARK	CHESAPEAKE EXPLORATION LP	12/12/2006	1060	809	I-2007-001477	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128332-015	OK	WASHITA	MOUSE, MELANI MARQUE	CHESAPEAKE EXPLORATION LP	12/12/2006	1060	595	I-2007-001398	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-016	OK	WASHITA	MOUSE, SHEILA	CHESAPEAKE EXPLORATION LP	12/12/2006	1060	811	I-2007-001478	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-017	OK	WASHITA	KENT, MONTE LYNN A/K/A MONTE LYNN MOUSE	CHESAPEAKE EXPLORATION LP	12/18/2006	1062	809	I-2007-002225	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-018	OK	WASHITA	MOUSE, LESLIE MERVIN & SAUNDRA	CHESAPEAKE EXPLORATION LP	12/12/2006	1062	435	I-2007-002087	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-019	OK	WASHITA	MOUSE, HEATHER A/K/A HEATHER KOEHN	CHESAPEAKE EXPLORATION LP	12/15/2006	1062	496	I-2007-002110	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-020	OK	WASHITA	TOLIN, MELISSA	CHESAPEAKE EXPLORATION LP	12/15/2006	1061	404	I-2007-001711	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-021	OK	WASHITA	MOUSE, STEPHANIE	CHESAPEAKE EXPLORATION LP	12/15/2006	1062	488	I-2007-002107	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3 & 4, S/2 NW/4
OK5128332-022	OK	WASHITA	MOUSE, STACEY	CHESAPEAKE EXPLORATION LP	12/15/2006	1063	128	I-2007-002352	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3 & 4, S/2 NW/4
OK5128332-023	OK	WASHITA	MOUSE, JANELLE NOW JACKSON	CHESAPEAKE EXPLORATION LP	12/15/2006	1061	402	I-2007-001710	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-024	OK	WASHITA	FANNING, TERRI MARGENE MOUSE	CHESAPEAKE EXPLORATION LP	12/18/2006	1074	289	I-2007-006428	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW
OK5128332-025	OK	WASHITA	MOUSE, MARVIN ARTHUR	CHESAPEAKE EXPLORATION LP	12/12/2006	1060	251	I-2007-001295	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-026	OK	WASHITA	MAP2003-NET	CHESAPEAKE EXPLORATION LP	6/28/2007	1077	236	I-2007-007545	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3 AND 4 AND S/2 NW/4 LTD TO 16,927'
OK5128332-027	OK	WASHITA	ALLAR COMPANY	CHESAPEAKE EXPLORATION LP	6/22/2007	1078	615	I-2007-007995	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4; S/2 OF NW/4 LTD TO 16,827'
OK5128379-005	OK	WASHITA	JONES, WANDA G	CHESAPEAKE EXPLORATION LP	1/23/2007	1067	145	I-2007-003930	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOT 1, SE/4 NE/4, A/D/A E/2 NE/4
OK5128379-006	OK	WASHITA	BALL, ALYCE LEA	CHESAPEAKE EXPLORATION LP	1/23/2007	1067	157		011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOT 1, SE/4 NE/4, A/D/A E/2 NE/4
OK5128379-007	OK	WASHITA	CAMP, JO N, F/K/ A JO N JONES	CHESAPEAKE EXPLORATION LP	1/23/2007	1072	285	I-2007-005747	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOT 1, SE/4 NE/4 A/D/A E/2 NE/4
OK5128379-008	OK	WASHITA	KILCREASE, JAMES G	CHESAPEAKE EXPLORATION LP	1/23/2007	1075	254	I-2007-006767	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOT 1, SE/4 NE/4, A/D/A E/2 NE/4
OK5128379-009	OK	WASHITA	BEUTLER, BENNIE	FLESHMAN AGENCY, INC.	5/7/2007	1071	299	I-2007-005400	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5128379-010	OK	WASHITA	BEUTLER, RHETT J	FLESHMAN AGENCY, INC.	5/7/2007	1071	301	I-2007-005401	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK9270005-001	OK	WASHITA	DODSON, CARL GREGORY	CHESAPEAKE EXPLORATION LLC	10/12/2007	1088	357	I-2007-011503	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 14, 1ST ADDITION TO TOWN OF FOSS
OK9270005-002	OK	WASHITA	GRETEMAN, MANDELL & LAQUITTA	CHESAPEAKE EXPLORATION LLC	11/6/2007	1093	394	I-2007-013186	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 7, ORIGINAL TOWNSITE OF FOSS
OK9270005-003	OK	WASHITA	GRETEMAN, DONALD GENE & BARBARA ANN REV LIV TR	CHESAPEAKE EXPLORATION LLC	10/12/2007	1101	532	I-2008-002476	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 7 ORIGINAL, TOWNSITE OF FOSS

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270005-004	OK	WASHITA	BARNHART, TODD ALAN	CHESAPEAKE EXPLORATION LLC	3/20/2008	1109	285	I-2008-005379	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLK 14, 1ST ADDITION TO THE TOWN OF FOSS
OK9270005-005	OK	WASHITA	GLASGOW, DEBORA GALE	CHESAPEAKE EXPLORATION LLC	2/15/2008	1105	457	I-2008-003902	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-6, BLOCK 14, ADDITION TO THE TOWN OF FOSS
OK9270012-000	OK	WASHITA	HOWES, LARRY & DORINDA	CHESAPEAKE EXPLORATION LLC	10/12/2007	1091	862	I-2007-012636	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 2-6; BLOCK 35; ORIGINAL TOWNSITE OF FOSS
OK9270013-000	OK	WASHITA	HOWES, LARRY P & DORINDA P	CHESAPEAKE EXPLORATION LLC	10/12/2007	1091	866	I-2007-012638	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 5-6, BLOCK 13; 1ST ADDITION TO THE TOWN OF FOSS
OK9270014-000	OK	WASHITA	HOWES, JANE & LARRY	CHESAPEAKE EXPLORATION LLC	10/12/2007	1091	864	I-2007-012637	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 11-14, S/2 LOT 10, BLOCK 11; 1ST ADDITION TO THE TOWN OF FOSS
OK9270015-000	OK	WASHITA	DEUTSCHENDORF, W J & EDA LOU	CHESAPEAKE EXPLORATION LLC	10/20/2007	1092	105	I-2007-012756	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 9-12, BLOCK 22; ORIGINAL TOWNSITE OF FOSS
OK9270016-000	OK	WASHITA	LEE, HENRY	CHESAPEAKE EXPLORATION LLC	10/12/2007	1091	853	I-2007-012632	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-5, BLOCK 17; 1ST ADDITION TO THE TOWN OF FOSS
OK9270017-000	OK	WASHITA	JOHNSON, LOIS R, LIVING TR DTD 5/28/98	CHESAPEAKE EXPLORATION LLC	10/12/2007	1091	857	I-2007-012634	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 13, 1ST ADDITION TO THE TOWN OF FOSS
OK9270018-001	OK	WASHITA	SCHONES, VERNA L	CHESAPEAKE EXPLORATION LLC	10/20/2007	1092	299	I-2007-012833	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-24, BLOCK 13, 1ST ADDITION TO THE TOWN OF FOSS
OK9270018-002	OK	WASHITA	PRESCOTT, KENNETH N	CHESAPEAKE EXPLORATION LLC	10/20/2007	1092	301	I-2007-012834	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-24, BLOCK 13, 1ST ADDITION TO THE TOWN OF FOSS
OK9270018-003	OK	WASHITA	PRESCOTT, CURTIS E	CHESAPEAKE EXPLORATION LLC	10/20/2007	1096	165	I-2005-000715	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-24, BLOCK 13, 1ST ADDITION TO THE TOWN OF FOSS
OK9270019-000	OK	WASHITA	SULLIVAN, NELDA J	CHESAPEAKE EXPLORATION LLC	10/20/2007	1091	1014	I-2007-012698	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-24, BLOCK 13; 1ST ADDITION TO THE TOWN OF FOSS
OK9270026-001	OK	WASHITA	FINNELL- MULINIX, TERRI	CHESAPEAKE EXPLORATION LLC	10/12/2007	1093	31	I-2007-013085	011N	019W	0002

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 2: LOTS 1-24; BLOCK 10; LOTS 13-20; BLOCK 15; 1ST ADDITION TO THE TOWN OF FOSS; LOT 3 & 5-24; BLOCK 13; LOTS 1-24; BLOCK 14; LOTS 1-24; BLOCK 15; LOTS 1-24; BLOCK 16; LOTS 1-24; BLOCK 17; LOTS 7-24; BLOCK 18; LOTS 1-6; BLOCK 19; LOTS 1-22; BLOCK 20; LOTS 1-24; BLOCK 21; 2ND ADDITION TO THE TOWN OF FOSS; LOTS 1-2 & 8; BLOCK 8; ORIGINAL TOWNSITE OF FOSS; LOTS 5-12 & W. 60' 21-24; BLOCK 15; 1ST ADDITION TO THE TOWN OF FOSS; LOTS 1-6; BLOCK 18; 2ND ADDITION TO THE TOWN OF FOSS

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270026-002	OK	WASHITA	EGGLESTON, CHERRI ANNE	CHESAPEAKE EXPLORATION LLC	10/12/2007	1094	674	I-2008-000223	011N	019W	0002

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 2: LOTS 1-24, BLOCK 10, LOTS 13-20, BLOCK 15, 1ST ADDITION TO THE TOWN OF FOSS, LOTS 3, 5-24, BLOCK 13, LOTS 1-24, BLOCKS 14-17, LOTS 7-24, BLOCK 18, LOTS 1-6, BLOCK 19, LOTS 1-22, BLOCK 20, LOTS 1-24, BLOCK 21, 2ND ADDITION TO THE TOWN OF FOSS, LOTS 1-2 & 8, BLOCK 8, ORIGINAL TOWNSITE OF FOSS, LOTS 5-12, W 60' 21-24, BLOCK 15, 1ST ADDITION TO THE TOWN OF FOSS, LOTS 1-6, BLOCK 18, 2ND ADDITION TO THE TOWN OF FOSS

OK9270027-000	OK	WASHITA	HALL, LARRY J & SHARON	CHESAPEAKE EXPLORATION LLC	10/12/2007	1094	672	I-2008-000222	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-12, BLOCK 12; 1ST ADDITION TO THE TOWN OF FOSS
OK9270028-000	OK	WASHITA	ROWLAN, ROY C TR, ROY C ROWLAN, TRST	CHESAPEAKE EXPLORATION LLC	10/12/2007	1091	848	I-2007-012630	011N	019W	0002

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 2: A TRACT OF LAND IN THE SE/4 DESCRIBED AS BEGINNING AT A POINT ON THE S LINE OF SAID SE/4 730' W OF THE SE/C SE/4, THENCE DUE W ALONG S LINE OF SE/4 TO A POINT WHERE THE S LINE OF THE SE/4 INTERSECTS THE SE LINE OF THE RR ROW, THENCE NORTHEASTERNLY ALONG SAID ROW A DISTANCE OF 756', THENCE SOUTHEASTERNLY TO THE POB.

LTD TO 16,927'

OK9270039-001	OK	WASHITA	HOWELL, ELIZAEBETH V	CHESAPEAKE EXPLORATION LLC	10/12/2007	1094	221	I-2008-000064	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-4, E 80' 21-24, BLOCK 15, 1ST ADDITION TO THE TOWN OF FOSS
OK9270040-001	OK	WASHITA	DAVIS, RON & TERESA	CHESAPEAKE EXPLORATION LLC	10/20/2007	1095	559	I-2008-000506	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-10, BLOCK 8, 1ST ADDITION TO THE TOWN OF FOSS
OK9270044-000	OK	WASHITA	BLAYLOCK, TIMOTHY STEVEN & NICOLE	CHESAPEAKE EXPLORATION LLC	10/20/2007	1095	564	I-2008-000508	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 5-7, BLOCK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270063-001	OK	WASHITA	WEICHEL, KATHY	CHESAPEAKE EXPLORATION LLC	2/20/2008	1102	870	I-2008-002922	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-14, BLOCK 8, LOTS 13-24, BLOCK 21, LOTS 13-18, BLOCK 22, ORIGINAL TOWNSITE OF FOSS
OK9270064-001	OK	WASHITA	DAVIS SR, WELDON K	CHESAPEAKE EXPLORATION LLC	2/14/2008	1101	335	I-2008-002399	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 8-12, BLOCK 5, 1ST ADDITION TO THE TOWN OF FOSS
OK9270070-001	OK	WASHITA	TOWN OF FOSS	CHESAPEAKE EXPLORATION LLC	2/20/2008	1105	628	I-2008-003978	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-5, BLK 21, LOTS 5-7, 20-24, BLK 8, LOT 6, BLK 21, LOT 1, BLK 35, ORIGINAL TOWNSITE OF FOSS
OK9270071-002	OK	WASHITA	STERMER, JILL LEIGH	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	319	I-2008-004234	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLK 14, 1ST ADDITION TO THE TOWN OF FOSS
OK9270071-003	OK	WASHITA	HOWARD, MARILYN	CHESAPEAKE EXPLORATION LLC	2/2/2008	1106	325	I-2008-004237	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 14, 1ST ADDITION TO THE TOWN OF FOSS

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270071-004	OK	WASHITA	STONE, SUSAN	CHESAPEAKE EXPLORATION LLC	2/2/2008	1106	323	I-2008-004236	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 14, 1ST ADDITION TO THE TOWN OF FOSS
OK9270071-005	OK	WASHITA	PENDERGRAFT, ANN	CHESAPEAKE EXPLORATION LLC	2/2/2008	1106	321	I-2008-004235	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 14, 1ST ADDITION TO THE TOWN OF FOSS
OK9270072-001	OK	WASHITA	PITZER, OMA JUNE & H W	CHESAPEAKE EXPLORATION LLC	2/4/2008	1105	848	I-2008-004059	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 15-18, BLK 8, LOTS 19-24, BLK 14, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-001	OK	WASHITA	PRICE JR, C A	CHESAPEAKE EXPLORATION LLC	3/28/2008	1108	9	I-2008-004893	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-002	OK	WASHITA	PRICE, LOIS	CHESAPEAKE EXPLORATION LLC	4/3/2008	1108	955	I-2008-005239	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-003	OK	WASHITA	DELP, MARY FAYE	CHESAPEAKE EXPLORATION LLC	3/28/2008	1108	310	I-2008-005013	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-004	OK	WASHITA	BURGESS, BETTY DIANNE	CHESAPEAKE EXPLORATION LLC	3/28/2008	1111	291	I-2008-006103	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLOCK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-005	OK	WASHITA	RANDOL, SAUNDRA J	CHESAPEAKE EXPLORATION LLC	3/28/2008	1105	449	I-2008-003898	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLOCK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-006	OK	WASHITA	MADDEN, CYNTHIA L	CHESAPEAKE EXPLORATION LLC	4/18/2008	1111	293	I-2008-006104	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLOCK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-007	OK	WASHITA	FREUDIGER, DARLENE	CHESAPEAKE EXPLORATION LLC	3/31/2008	1105	447	I-2008-003897	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLOCK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270084-001	OK	WASHITA	YEAKLEY, ROBERT A	CHESAPEAKE EXPLORATION LLC	4/30/2008	1111	36	I-2008-006009	011N	019W	0002

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 2: LOTS 1-24, BLOCK 49, ORIGINAL TOWNSITE OF FOSS AND A TRACT OF LAND IN THE SE/4 DESCRIBED AS BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SE/4 350' WEST OF THE SE/C SE/4, THENCE DUE WEST ALONG SOUTH LINE OF SE/4 390', THENCE DUE NORTH 110' TO THE CHANNEL OF TURKEY CREEK, THENCE NORTHWESTERNLY WITH THE MEANDERINGS OF TURKEY CREEK TO THE SOUTH LINE OF THE RR ROW, SAID POINT ROW TO THE POINT WHERE THE SAID ROW INTERSECTS THE EAST LINE OF WASHINGTON STREET, THENCE SOUTH ALONG EAST LINE OF WASHINGTON STREET TO THE SOUTH LINE OF SAID SE/4, BEING THE POINT OF BEGINNING, CONTAINING 6.69 ACRES

OK9270085-001	OK	WASHITA	FRANCO, SHERYL ANN CRYER	CHESAPEAKE EXPLORATION LLC	4/17/2008	1111	74	I-2008-006025	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-6, BLK 7, ORIGINAL TOWNSITE OF FOSS SURFACE TO 100' BLW S.E. OF DES MOINES FM.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270086-000	OK	WASHITA	PRICE II, TERRY VAUGHN & MENDY MICHELLE	CHESAPEAKE EXPLORATION LLC	5/7/2008	1111	289	I-2008-006102	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-24, BLOCK 12, ALL IN THE 1ST ADDITION TO THE TOWN OF FOSS
OK9270109-001	OK	WASHITA	AKRIDGE, PATSY CARLENE	CHESAPEAKE EXPLORATION LLC	2/5/2008	1104	82	I-2008-003380	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-20, BLOCK 36, ORIGINAL TOWNSITE OF FOSS
OK9270109-002	OK	WASHITA	MELVIN, JOHN & FANCHON REV LIV TR, FANCHON N MELVIN, TRST	CHESAPEAKE EXPLORATION LLC	2/5/2008	1104	238	I-2008-003441	011N	019W	0002	TOWNHSIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-20, BLOCK 36, ORIGINAL TOWN OF FOSS
OK9270109-003	OK	WASHITA	MELVIN, EDITH MARGARET LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	2/5/2008	1105	846	I-2008-004058	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-20, BLOCK 36, ORIGINAL TOWNSITE OF FOSS
OK9270180-000	OK	WASHITA	JOHNSON, STEVE & BRENDA	CHESAPEAKE EXPLORATION LLC	2/18/2008	1105	850	I-2008-004060	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 11-14, BLOCK 8, LOTS 22-27, BLOCK 16, 1ST ADDITION TO THE TOWN OF FOSS
OK9270181-000	OK	WASHITA	FIRST BAPTIST CHURCH OF FOSS	CHESAPEAKE EXPLORATION LLC	2/20/2008	1106	689	I-2008-004407	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 14, 1ST ADDITION TO THE TOWN OF FOSS
OK9270204-001	OK	WASHITA	WASHITA COUNTY SCHOOL DISTRICT #1-11	CHESAPEAKE EXPLORATION LLC	4/11/2008	1105	405	I-2008-003879	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOT 1-24, 1ST ADDITION TO THE TOWN OF FOSS SURFACE TO 100' BLW S.E. OF DES MOINES FM.
OK9270204-002	OK	WASHITA	JORDON, LENA MAE A/K/A LENA SANDERS JORDAN	CHESAPEAKE EXPLORATION LLC	5/12/2008	1118	489	I2008 008596	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-14, BLOCK 8, LOTS 13-24, BLOCK 21, LOTS 19-24, BLOCK 22, ALL IN THE ORGINAL TOWNSITE OF FOSS SURFACE TO 100' BLW S.E. OF DES MOINES FM
OK9270205-001	OK	WASHITA	JONES, JANET RUTH	CHESAPEAKE EXPLORATION LLC	5/12/2008	1118	765	I-2008-008715	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 19-24, BLOCK 22, IN THE ORIGINAL TOWNSITE OF FOSS SURFACE TO 100' BLW S.E. OF DES MOINES FM
OK9270207-001	OK	WASHITA	PRICE, RAY MARVIN	CHESAPEAKE EXPLORATION LLC	4/17/2008	1107	80	I-2008-004590	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLOCK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270207-002	OK	WASHITA	PRICE, LARRY LYNN REVOCABLE TRUST DTD 12/11/80	CHESAPEAKE EXPLORATION LLC	6/10/2008	1111	809	I-2008-006295	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLOCK 11, ALL IN THE 1ST ADDITION TO THE TOWN OF FOSS SURFACE TO 100' BLW S.E. OF DES MOINES FM
OK9270208-001	OK	WASHITA	OCC #555266/CD # 200803220	COI-CELLC	6/12/2008			UNRECORDED	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: ALL LTD TO BROWN DOLOMITE, PERMIAN GRANITE WASH, UPPER-TONKAWA (DOUGLAS), LOWER TONKAWA, & DES MOINES COMMON SOURCES OF SUPPLY
OK5128334-028	OK	WASHITA	FANNING, TERRI MARGENE MOUSE	CHESAPEAKE EXPLORATION LLC	1/19/2010	1162	368	1-2010-001632	011N	019W	0003	TOWNSHIP 11 NORTH – RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-029	OK	WASHITA	MOUSE, SAUNDRA & LESLIE MERVIN	CHESAPEAKE EXPLORATION LLC	1/19/2010	1160	423	1-2010-001068	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128334-030	OK	WASHITA	KENT, MONTE LYNN	CHESAPEAKE EXPLORATION LLC	2/17/2010	1164	269	I-2010-002354	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-031	OK	WASHITA	ALLAR COMPANY	CHESAPEAKE EXPLORATION LLC	4/1/2010	1169	414	I-2010-004176	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: LOTS 1-2, S/2 NE/4, SE/4, E/2 SW/4
OK5128334-032	OK	WASHITA	MOUSE, HEATHER A/K/A HEATHER KOEHN	CHESAPEAKE EXPLORATION LLC	4/29/2010	1174	492	I-2010-005883	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-033	OK	WASHITA	TOLIN, MELISSA	CHESAPEAKE EXPLORATION LLC	4/30/2010	1171	897	I-2010-005054	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-034	OK	WASHITA	WORD, GENIVE	CHESAPEAKE EXPLORATION LLC	5/3/2010	1174	476	I-2010-006879	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-035	OK	WASHITA	MOUSE, STEPHANIE	CHESAPEAKE EXPLORATION LLC	4/30/2010	1173	954	I-2010-005676	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-036	OK	WASHITA	GEUBELLE, STACEY MOUSE	CHESAPEAKE EXPLORATION LLC	5/19/2010	1173	942	I-2010-005673	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-037	OK	WASHITA	MOUSE, MARVIN ARTHUR	CHESAPEAKE EXPLORATION LLC	4/30/2010	1171	802	I-2010-005028	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-038	OK	WASHITA	MOUSE, MELANI M	CHESAPEAKE EXPLORATION LLC	4/30/2010	1171	806	I-2010-005029	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-039	OK	WASHITA	MOUSE, MONTE M	CHESAPEAKE EXPLORATION LLC	4/30/2010	1173	950	I-2010-005675	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-040	OK	WASHITA	MOUSE, LESLIE MERVIN & SAUNDRA	CHESAPEAKE EXPLORATION LLC	1/19/2010	1160	421	I-2010-001067	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-041	OK	WASHITA	MAP2003-NET	CHESAPEAKE EXPLORATION LLC	9/30/2010	1191	149	I-2011-000195	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: LOTS 1, 2, S/2 NE/4, SE/4, E/2 SW/4
OK9270760-000	OK	WASHITA	TAYLOR MANAGEMENT LLC	CHESAPEAKE EXPLORATION LLC	7/23/2010	1178	575	I-2010-007246	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: LOT 3 (40.32 ACRES), LOT 4 (40.40 ACRES), S/2 NW/4, W/2 SW/4
OK3530196-001	OK	WASHITA	FISHER, BARBARA J	CHESAPEAKE EXPLORATION LP	12/22/2006	1060	246	I-2007-001293	011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: S/2 SW/4
OK3530197-001	OK	WASHITA	SUMMERS, PATRICIA KAY	CHESAPEAKE EXPLORATION LP	1/2/2007	1060	243	I-2007-001292	011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: S/2 SE/4 LTD TO 24,569'
OK3530197-002	OK	WASHITA	JONES, JOHN O	CHESAPEAKE EXPLORATION LP	1/2/2007	1060	248	I-2007-001294	011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: S/2 SE/4 LTD TO 24,569'
OK5124325-002	OK	WASHITA	WHITE, HARVEY E ENTERPRISES	CHESAPEAKE EXPLORATION LP	5/30/2006	1042	169	I-2006-6063	011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: N/2 S/2
OK5124325-003	OK	WASHITA	ALLAR COMPANY	CHESAPEAKE EXPLORATION LP	8/28/2007	1083	987	I-2007-009915	011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: N/2 S/2 LTD TO 17,130
OK5124325-004	OK	WASHITA	SEIBOLD ENERGY CO, INC	CHESAPEAKE EXPLORATION LLC	12/13/2007	1097	69	I-2008-001053	011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: N/2 S/2, S/2 SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124329-012	OK	WASHITA	PENDLETON, DANNY L & SHIRLEY ANN	CHESAPEAKE EXPLORATION LP	3/31/2006	1050	331	I-2006-009123	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: N/2, LESS AND EXCEPT 3 TRACTS TOTALING 18.97 ACRES DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON SOUTH LINE OF HWY 66 AT INTERSECTION OF HWY 66 WITH EAST LINE OF NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG SOUTH LINE OF.HWY 66,1733'; THENCE SOUTH 92'; THENCE EAST 1601' TO EAST LINE OF SAID NE/4; THENCE NORTH 666' TO POB CONTAINING 14.97 ACRES M/L. AND LESS AND EXCEPT A PART OF NE/4 BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF NE/C OF SECTION 11; SAID POB BEING INTERSECTION OF NORTH ROW LINE OF U.S. HWY 66 AND WEST ROW LINE OF A COUNTY ROAD; THENCE NORTH 295'; THENCE SOUTH 69 DEGREES 45' WEST PARALLEL TO NORTH ROW LINE OF U.S. HWY 66 A DISTANCE OF 317'; THENCE SOUTH A DISTANCE OF 295' TO NORTH ROW LINE OF U.S. HWY 66; THENCE NORTH AND EAST ALONG SAID ROW LINE A DISTANCE OF 317' AND LESS AN EXCEPT A TRACT OF LAND BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF NE/C OF SECTION 11, SAID POINT BEING THE INTERSECTION OF NORTH ROW LINE OF HWY 66 AND WEST ROW LINE OF A COUNTY ROAD; THENCE SOUTH 69 DEGREES 45' WEST ALONG NORTH LINE OF U.S. HWY ROW A DISTANCE OF 317' TO POB; THENCE NORTH 208.7'; THENCE SOUTH 69 DEGREES 45' WEST PARALLEL WITH NORTH LINE OF ROW OF HWY 66 A DISTANCE OF 439.4'; THENCE SOUTH 208.7'; THENCE NORTH AND EAST ALONG SAID ROW LINE OF SAID HWY 66 A DISTANCE OF 439.4' TO POB CONTAINING 2.0 ACRES M/L

OK5124329-013	OK	WASHITA	KINDSFATHER, WILLIAM LEONARD	CHESAPEAKE EXPLORATION LP	2/17/2006	1035	874	I-2006-003662	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A 14.97 ACRE TRACT DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HIGHWAY 66 AT THE INTERSECTION OF HWY 66 WITH THE EAST LINE OF THE NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE SOUTH LINE OF HWY 6, 1733 FEET; THENCE SOUTH 92 FEET; THENCE EAST 1601 FEET TO THE EAST LINE OF SAID NE/4; THENCE NORTH 666 FEET TO THE POB CONTAINING 14.97 ACRES M/L

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124329-014	OK	WASHITA	WILSON, BILLY DEAN	CHESAPEAKE EXPLORATION LP	6/5/2006	1042	890	I-2006-6292	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: DESCRIPTION OF LANDS COVERED: N/2 LESS AND EXCEPT 3 TRACTS TOTALING 18.97 DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HWY 66 AT THE INTERSECTION OF HWY 66 WITH THE EAST LINE OF THE NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE SOUTH LINE OF HWY 66, 1733'; THENCE SOUTH 92'; THENCE EAST 160.1' TO THE EAST LINE OF SAID NE/4; THENCE NORTH 666' TO THE POB CONTAINING 14.97 ACRES M/L & LESS AND EXCEPT A PART OF THE NE/4 BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF THE NE/C OF SECTION 11; SAID POB BEING THE INTERSECTION OF THE NORTH ROW LINE OF US HWY 66 AND THE WEST ROW LINE OF A COUNTY ROAD; THENCE NORTH 295' THENCE SOUTH 69 DEGREES 45' WEST PARALLEL TO THE NORTH ROW LINE OF US HWY 66 A DISTANCE OF 317'; THENCE SOUTH A DISTANCE OF 295' TO THE NORTH ROW LINE OF US HWY 66; THENCE NORTH AND EAST ALONG SAID ROW LINE A DISTANCE OF 317' TO THE POB & LESS AND EXCEPT A TRACT OF LAND BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF THE NE/C OF SECTION 11, SAID POINT BEING THE INTERSECIION OF THE NORTH ROW LINE OF US HWY 66 AND THE WEST ROW LINE OF US HWY 66 AND THE WEST ROW LINE OF A COUNTY ROAD; THENCE SOUTH 69 DEGREES 45' WEST ALONG THE NORTH LINE OF US HWY ROW A DISTANCE OF 317' TO THE POB; THENCE NORTH 208.7': THENCE SOUTH 69 DEGREES 45' WEST PARALLEL '10 THE NORTH LINE OF THE ROW OF US HWY 66 A DISTANCE OF 4394'; THENCE SOUTH 208.7'; THENCE NORTH AND EAST ALONG SAID ROW LINE OF SAID US HWY 66 A DISTANCE OF 439.4' TO THE POB CONTAINING 10 ACRES M/L

LTD TO 17230'

OK5124329-015	OK	WASHITA	ROWLEY, JOLENE	CHESAPEAKE EXPLORATION LP	6/5/2006	1043	616	I-2006-6541	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: N/2 LESS AND EXCEPT 3 TRACTS TOTALING 18.97 DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HWY 66 AT THE INTERSECTION OF HWY 66 WITH THE EAST LINE OF THE NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE SOUTH LINE OF HWY 66, 1733'; THENCE SOUTH 92'; THENCE EAST 1601' TO THE EAST LINE OF SAID NE/4; THENCE NORTH 666' TO THE POB CONTAINING 14.97 ACRES M/L & LESS AND EXCEPT A PART OF THE NE/4 BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF THE NE/C OF SECTION 11; SAID POB BEING THE INTERSECTION OF THE NORTH R-O-W LINE OF US HWY 66 AND THE WEST R-O-W LINE OF A COUNTY ROAD; THENCE NORTH 295' THENCE SOUTH 69 DEGREES 45' WEST PARALLEL TO THE NORTH R-O-W LINE OF US HWY 66 A DISTANCE OF 317'; THENCE SOUTH A DISTANCE OF 295' TO THE NORTH R-O-W LINE OF US HWY 66; THENCE NORTH AND EAST ALONG SAID R-O-W LINE A DISTANCE OF 317' TO THE POB & LESS AND EXCEPT A TRACT OF LAND BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF THE NE/C OF SECTION 11, SAID POINT BEING THE INTERSECTION OF THE NORTH R-O-W LINE OF US HWY 66 AND THE WEST R-O-W LINE OF US HWY 66 AND THE WEST R-O-W LINE OF A COUNTY ROAD; THENCE SOUTH 69 DEGREES 45' WEST ALONG THE NORTH LINE OF US HWY R-O-W A DISTANCE OF 317' TO THE POB; THENCE NORTH 208.7'; THENCE SOUTH 69 DEGREES 45' WEST PARALLEL TO THE NORTH LINE OF THE R-O-W OF US HWY 66 A DISTANCE OF 439.4'; THENCE SOUTH 208.7'; THENCE NORTH AND EAST ALONG SAID R-O-W LINE OF SAID US HWY 66 A DISTANCE OF 439.4' TO THE POB CONTAINING 2.0 ACRES M/L.

LTD TO 17230'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124329-016	OK	WASHITA	DUGGER, GARY WAYNE, PATSY JOLENE ROWLEY AS AIF	CHESAPEAKE EXPLORATION LP	6/5/2006	1045	782	I-2006-007435	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: N/2 LESS AN EXCEPT 3 TRACTS TOTALING 18.97 DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON SOUTH LINE OF HWY 66 AT INTERSECTION OF HWY 66 WITH EAST LINE OF NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG SOUTH LINE OF HWY 66, 1733'; THENCE SOUTH 92'; THENCE EAST 1601' TO EAST LINE OF SAID NE/4; THENCE NORTH 666' TO POB CONTAINING 14.97 ACRES M/L & LESS AND EXCEPT A PART OF NE/4 BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF NE/C OF SECTION 11; SAID POB BEING INTERSECTION OF NORTH ROW LINE OF US HWY 66 AND WEST ROW LINE OF A COUNTY ROAD; THENCE NORTH 295' THENCE SOUTH 69 DEGREES 45' WEST PARALLEL TO NORTH ROW LINE OF US HWY 66 A DISTANCE OF 317'; THENCE SOUTH A DISTANCE OF 295' TO NORTH ROW LINE OF US HWY 66; THENCE NORTH AN EAST ALONG SAID ROW LINE A DISTANCE OF 317' TO POB & LESS AN EXCEPT A TRACT OF LAND BEGINNING AT A POINT 962.3' SOUTH & 40' WEST OF NE/C OF SECTION 11, SAID POINT BEING INTERSECTION OF NORTH ROW LINE OF US HWY 66 & WEST ROW LINE OF US HWY 66 & WEST ROW LINE OF A COUNTY ROAD; THENCE SOUTH 69 DEGREES 45' WEST ALONG NORTH LINE OF US HWY ROW A DISTANCE OF 317' TO POB; THENCE NORTH 208.7'; THENCE SOUTH 69 DEGREES 45' WEST PARALLEL TO NORTH LINE OF ROW OF US HWY 66 A DISTANCE OF 439.4'; THENCE SOUTH 208.7'; THENCE NORTH & EAST ALONG SAID ROW LINE OF SAID US HWY 66 A DISTANCE OF 439.4' TO POB CONTAINING 2.0 ACRES M/L.

LTD TO 17230'

OK5124329-017	OK	WASHITA	KARBER, DEBRA DEANN	CHESAPEAKE EXPLORATION LP	6/5/2006	1099	64	I-2008-001753	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: N/2 L/E 3 TRACTS TOTALING 18.97 DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HWY 66 AT THE INTERSECTION OF HWY 66 WITH THE E LINE OF THE NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE S LINE OF HWY 66, 1733; THENCE S 92'; THENCE E 1601' TO THE E LINE OF SAID NE/4; THENCE N 666' TO THE POB CONTAINING 14.97 ACRES M/L & L/E A PART OF THE NE/4 BEGINNING AT A POINT 962.3' S AND 40' W OF THE NE/C OF SECTION 11; SAID POB BEING THE INTERSECTION OF THE N ROW LINE OF US HWY 66 AND THE W ROW LINE OF A COUNTY ROAD; THENCE N 295' THENCE S 69° 45' WEST PARALLEL TO THE N ROW LINE OF US HWY 66 A DISTANCE OF 317; THENCE S A DISTANCE OF 295' TO THE N ROW LINE OF US HWY 66; THENCE N AND E ALONG SAID ROW LINE A DISTANCE OF 317' TO THE POB & LESS AND EXCEPT A TRACT OF LAND BEGINNING AT A POINT 962.3' SOUTH AND 40' W OF THE NE/C OF SECTION 11, SAID POINT BEING THE INTERSECTION OF THE N ROW LINE OF US HWY 66 AND THE WEST ROW LINE OF US HWY 66 AND THE W ROW LINE OF A COUNTY ROAD; THENCE S 69° 45' W ALONG THE N LINE OF US HWY ROW A DISTANCE OF 317' TO THE POB; THENCE N 208.7'; THENCE S 69° 45' W PARALLEL TO THE N LINE OF THE ROW OF US HWY 66 A DISTANCE OF 439.4'; THENCE S 208.7'; THENCE N AND E ALONG SAID ROW LINE OF SAID US HWY 66 A DISTANCE OF 439.4 TO THE POB CONTAINING 2.0 ACRES M/L.

LTD TO 17230'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124329-018	OK	WASHITA	CHILDRESS, GERALD D	CHESAPEAKE EXPLORATION LP	1/23/2007	1072	302	I-2007-005754	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A 14.97 ACRE TRACT DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HIGHWAY 66 AT THE INTERSECTION OF HWY 66 WITH THE EAST LINE OF THE NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE SOUTH LINE OF HWY 66, 1733'; THENCE SOUTH 92'; THENCE EAST 1601' TO THE EAST LINE OF SAID NE/4; THENCE NORTH 666' TO THE P.O.B. CONTAINING 14.97 ACRES.

OK5124329-019	OK	WASHITA	PACE, LINDA J	CHESAPEAKE EXPLORATION LP	1/23/2007	1067	147	I-2007-003931	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A 14.97 ACRE TRACT DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE S LINE OF HWY 66 AT THE INTERSECTION OF HWY 66 WITH THE E LINE OF THE NE/4, THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE S LINE OF HWY 66, 1733', THENCE S 92', THENCE E 1601' TO THE E LINE OF SAID NE/4, THENCE N 666' TO THE POB

OK5124329-020	OK	WASHITA	KARBER, DEBRA DEANN	CHESAPEAKE EXPLORATION LLC	6/19/2007	1099	64	I-2008-001753	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: N/2, L & E A TRACT DESCRIBED AS BEGINNING AT A POINT OF 962.3' SOUTH & 40' WEST OF THE NE/C NE/4, BEING THE INTERSECTION OF THE NORTH ROW LINE OF HWY 66 & THE WEST ROW LINE OF A COUNTY RD; THENCE SOUTH 69''45' WEST ALONG THE NORTH ROW LINE OF HWY 66A DISTANCE OF 317' TO THE POB; THENCE NORTH 208.7', THENCE SOUTH 69''45' WEST (OR PARALLEL WITH THE NORTH ROW LINE OF HWY 66) A DISTANCE OF 439.4, THENCE SOUTH 208.7'M THENCE NORTH & EAST ALONG SAID ROW A DISTANCE OF 439.4 TO THE POB, CONTAINING 2.1052 AC , M/L; L & E A TRACT DESCRIBED AS BEGINNING AT A POINT ON THE SOUTH LINE OF HWY 66, AT THE INTERSECTION OF HWY 66, WITH THE EAST LINE OF THE NE/4, THENCE SOUTHWESTERLY ALONG THE SOUTH LINE OF HWY 66 A DISTANCE OF 1,733', THENCE SOUTH 92', THENCE EAST 1,601' TO A POINT ON THE EAST LINE OF THE NE/4, THENCE NORTH 666' TO THE POB, CONTAINING 13.9297 ACRES, M/L

IT IS THE INTENT OF THE LESSOR TO NOT LEASE & TO RETAIN FOR PARTICIPATION PURPOSES 3.515 NET MINERAL ACRES.

LTD TO 17,230'

OK5124329-021	OK	WASHITA	WRIGHT, JOHNIE BYRON, A/ K/A JOHNIE BYRON WRIGHT	CHESAPEAKE EXPLORATION LLC	11/13/2007	1092	222	I-2007-012797	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A 14.97 AC TRACT BEGINNING AT POINT ON THE S LINE OF HWY 66 AT INTERSECTION OF HWY 66 WITH E LINE OF NE/4, THENCE IN SOUTHWESTERLY DIRECTION ALONG S LINE OF HWY 66, 1733', THENCE S 92', THENCE E 1601' TO E LINE OF SAID NE/4, THENCE N 666' TO POB

LTD TO SURFACE TO BASE OF DES MOINES FM

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124329-022	OK	WASHITA	VALENTINE, MICHAEL RAY	CHESAPEAKE EXPLORATION LLC	11/16/2007	1097	300	I-2008-001145	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A 14.97 AC TRACT DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HWY 66 AT THE INTERSECTION OF HWY 66 WITH THE EAST LINE OF THE NE/4, THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE SOUTH LINE OF HWY 66, 1733 FT, THENCE SOUTH 92 FT, THENCE EAST 1601 FT TO THE EAST LINE OF SAID NE/4, THENCE NORTH 666 FT TO THE POB CONTAINING 14.97 AC M/L.

OK5124329-023	OK	WASHITA	BUTLER, MARY DAVIS	CHESAPEAKE EXPLORATION LLC	11/30/2007	1095	733		011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A 14.97 AC TRACT DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HIGHWAY 66 AT THE INTERSECTION OF HWY 66 WITH THE EAST LINE OF THE NE/4, THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE SOUTH LINE OF HWY 66, 1733', THENCE SOUTH 92', THENCE EAST 1601' TO THE EAST LINE OF SAID NE/4, THENCE NORTH 666' TO THE POB

OK5124329-024	OK	WASHITA	ASHLEY, ANNE DAVIS	CHESAPEAKE EXPLORATION LLC	11/20/2007	1098	1023	I-2008-001726	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: BEGINNING ON THE S LINE OF HWY 66 AT THE INTERSECTION OF HWY 66 WITH THE E LINE OF THE NE/4, THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE S LINE OF HWY 66, 1733', THENCE S 92', THENCE E 1601' TO THE E LINE OF SAID NE/4, THENCE N 666' TO THE POB

OK9270245-001	OK	WASHITA	MAXWELL, JACK D, A/K/A TUCK MAXWELL	CHESAPEAKE EXPLORATION LLC	4/1/2008	1125	778	I-2008-011285	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A TRACT DESCRIBED AS BEGINNING AT A POINT ON THE SOUTH LINE OF HIGHWAY 66, AT THE INTERSECTION OF HIGHWAY 66 WITH THE EAST LINE OF THE NE/4, THENCE SOUTHWESTERLY ALONG THE SOUTH LINE OF HIGHWAY 66 A DISTANCE OF 1,733', THENCE SOUTH 92', THENCE EAST 1,601' TO THE EAST LINE, THENCE NORTH 666' TO THE POB

OK9270245-002	OK	WASHITA	MAXWELL, JOHN D	CHESAPEAKE EXPLORATION LLC	4/1/2008	1125	780	I-2008-011286	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A TRACT DESCRIBED AS BEGINNING AT A POINT ON THE SOUTH LINE OF HIGHWAY 66, AT THE INTERSECTION OF HIGHWAY 66 WITH THE EAST LINE OF THE NE/4, THENCE SOUTHWESTERLY ALONG THE SOUTH LINE OF THE HIGHWAY 66 A DISTANCE OF 1,733', THENCE SOUTH 92', THENCE EAST 1,601' TO THE EAST LINE, THENCE NORTH 666' TO THE POB

OK9270245-003	OK	WASHITA	OCC #547304/CD #200707053	COI-CELLC	12/3/2007				011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: ALL BROWN DOLOMITE, DES MOINES, HOXBAR, PERMIAN GRANIT WASH, LOWER TONKAWA & UPPER TONKAWA (DOUGLAS) SEPARATE COMMON SOURCES OF SUPPLY

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270245-004	OK	WASHITA	CLUCK, MADELINE LIV TR DTD 4/6/84, MADELINE CLUCK, TRST	SUPERIOR ENERGY, LLC	7/24/2006	1063	752		011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: S/2 SW/4
OK3530221-001	OK	WASHITA	DORCHESTER MINERALS OKLAHOMA LP	CHESAPEAKE EXPLORATION LP	4/12/2007	1068	884	I-2007-004550	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4, NE/4, LESS 15 ACRES DESCRIBED AS FOLLOWS: BEGINNING AT THE NW CORNER OF SAID SECTION, THENCE 40 RODS EAST, THEN 60 RODS SOUTH, THEN 40 RODS WEST, THENCE 60 RODS NORTH TO THE POB

LTD TO 17,120' - BRANSON 1-1H

OK3530221-002	OK	WASHITA	MEKUSUKEY OIL COMPANY, INC	WARD PETROLEUM CORP	6/14/2006	1040	713	I-2006-005546	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4, NE/4 L/E TRACT OF LAND CONTAINING 15 AC, MOL, DESCRIBED AS FOLLOWS: BEGINNING AT NW/C OF NE/4, THENCE S 60 RODS, THENCE E 40 RODS, THENCE N 60 RODS, THENCE W 40 RODS TO POB

OK3530221-003	OK	WASHITA	GLADSTONE ROYALTIES LLC	CHESAPEAKE EXPLORATION LLC	11/9/2007	1090	994	I-2007-012463	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: NE/4, E/2 SE/4, L/E 2 TRACTS. TRACT 7 - A TRACT BEGINNING NW/C NE/4, THENCE S 60 RODS, THENCE E 40 RODS, THENCE N 60 RODS, THENCE W 40 RODS TO THE POB, L/E TRACTS 8 AND 9, CONTAINING 4.75, MORE OR LESS

TRACT 8 - A TRACT BEGINNING AT A POINT ON THE WEST LINE OF NW/4 NE/4 THAT IS 33' S OF NW/4 NE/4, THENCE S 373.4' TO POINT ON PRESENT ROW LINE OF US HWY 66, THENCE NORTHEASTERLY ALONG ROW ON A CURVE TO LEFT HAVING A RADIUS OF 11,334.2' A DISTANCE OF 530.2' TO POINT 33' S OF N LINE OF NW/4 NE/4, THENCE W 374.3' TO POB, AND A TRACT BEGINNING AT POINT ON PRESENT S ROW LINE OF US HWY N 66 A DISTANCE OF 161.2' S OF N LINE AND 660' E OF W LINE OF NW/4 NE/4, THENCE SOUTHWESTERLY ALONG SAID ROW LINE ON A CURVE TO RIGHT HAVING RADIUS OF 11,619' A DISTANCE OF 346.7' TO POINT ON UNDERGROUND CABLE OF AT&T COMPANY, THENCE N 87°38' E ALONG SAID CABLE A DISTANCE OF 248' TO POINT 660' E OF W LINE OF NW/4 NE/4, THENCE N A DISTANCE OF 229.1' TO POB

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124304-004	OK	WASHITA	PITZER, OMA JUNE LIVING TRUST, A REV TR DTD 6/17/98	CAPITAL LAND SERVICES, INC	12/10/2004	976	564		011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: W/2 SE/4, NW/4, L/E A TRACT IN THE NW/4 DESCRIBED AS FOLLOWS: BEGINNING AT THE NW/C OF SAID NW/4; THENCE SOUTH 1335' TO THE NW/C OF FOSS CEMETERY; THENCE NORTH 88 DEGREES EAST 497'; THENCE SOUTH 15 DEGREES EAST 467'; THENCE NORTH 74 DEGREES EAST 444.5'; THENCE NORTH 18.5 DEGREES WEST 366'; THENCE NORTH 31 DEGREES WEST 288'; THENCE THENCE NORTH 21 DEGREES WEST 546'; THENCE NORTH 31 DEGREES WEST 421.5'; THENCE NORTH 15 DEGREES WEST 246' TO THE NORTH BOUNDARY LINE OF SAID NW/4, THENCE WEST ALONG NORTH BOUNDARY LINE 95' TO THE POB

OK5124304-005	OK	WASHITA	PROSPECT COMPANY	SCOUT ROYALTY CORP	10/21/2004	906	935	I-2004-007645	011N	019W	0012	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 12: W/2 SE/4, NW/4
OK5124304-006	OK	WASHITA	PITZER, OMA JUNE LIVING TRUST	CHESAPEAKE EXPLORATION LP	1/8/2007	1060	237	I-2007-001290	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: W/2 SE/4 & NW/4

L & E 2 METES & BOUNDS TRACTS IN NW/4, #1 BEING 5.3 AC MORE ACCURATELY DESC IN THAT CERTAIN WARRANTY DEED DATED 4/2/1905 BETWEEN JAMES DAVIS, ETUX, AS GRANTOR, TO THE TOWN OF FOSS, AS GRANTEE, RECORDED AT BOOK 14, PAGE 293. #2 BEING 2.2 AC MORE ACCURATELY DESC IN THAT CERTAIN WARRANTY DEED DATED 4/15/1976 FROM H.W. PITZER & OMA JUNE PITZER, AS GRANTOR, TO BEN BRANSON & KAY BRANSON, H&W, AS GRANTEE, RECORDED AT BOOK 450, PAGE 185.

LTD TO 16,900'

OK5124304-007	OK	WASHITA	PITZER, H W LIVING TR DTD 06/17/98	CHESAPEAKE EXPLORATION LP	1/8/2007	1060	240	I-2007-001291	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: W/2 SE/4 & NW/4

L & E 2 METES & BOUNDS TRACTS IN NW/4, #1 BEING 5.3 AC MORE ACCURATELY DESC IN THAT CERTAIN WARRANTY DEED DATED 4/2/1905 BETWEEN JAMES DAVIS, ETUX, AS GRANTOR, TO THE TOWN OF FOSS, AS GRANTEE, RECORDED AT BOOK 14, PAGE 293. #2 BEING 2.2 AC MORE ACCURATELY DESC IN THAT CERTAIN WARRANTY DEED DATED 4/15/1976 FROM H.W. PITZER & OMA JUNE PITZER, AS GRANTOR, TO BEN BRANSON & KAY BRANSON, H&W, AS GRANTEE, RECORDED AT BOOK 450, PAGE 185.

LTD TO 16,900'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124304-008	OK	WASHITA	JONES, MICHAEL ALAN	WARD PETROLEUM CORP	12/11/2006	1056	555	I-2006-011439	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: A 15.5 AC TRACT IN THE NW/4 OF SAID SECTION DESCRIBED AS FOLLOWS: BEGINNING AT INTERSECTION OF THE EAST ROW LINE & OVERFLOW CHANNEL FOR SAND CREEK ALONG STATE HIGHWAY 44 (SH-44) BEARING S 00°48'42” W 29.58’ & S 89° 11' L8” E 50.03’ FROM NW/C OF SAID NW/4, THENCE ALONG SAID E ROW LINE S 00° 48'42” W 763.04’ & S 44° 11' L8” E 118.37’ TO A POINT ON THE NORTHERLY ROW LINE OF USROUTE 66 (US-66), THENCE N 69° 35' 00” E 378.87’ ALONG SAID NORTHERLY ROW LINE TO CENTERLINE OF SAID SAND CREEK, THENCE ALONG SAID CENTERLINE OF SAND CREEK N 24° DEGREES 51' 57” W 316.16’, THENCE N 26° DEGREES 10' 03” W 75.65’, THENCE N 35° 33' 40” W 181.41’, THENCE N 20 ° 03' 36” W 75.24’ & N 15° 43' 00” W 137.79’, THENCE N 83° 45' 52” W 92.38’TO POB, TOGETHER WITH ANY AND ALL ACCRETION AND RIPARIAN RIGHTS PERTAINING THERETO, ALSO: THE NW/4: L/E THE FOLLOWING DESCRIBED TRACTS OF LAND: BEGINNING AT NW/C OF SAID SECTION, THENCE S 1,335’ALONG

W BOUNDARY LINE OF SAID SECTION TO NW/C OF FOSS CEMETERY, THENCE

N88 ° 00 'E 497’, THENCE S 15° 00' E 467’, THENCE N 74° 00' E 444.4’, THENCE N 18.5° S 00' W 366’, THENCE N 31° S 00' W 288’, THENCE N 21° 00' W 546’, THENCE N 31° 00' W 421.5’, THENCE N 15° S 00' W 246’ TO N BOUNDARY LINE OF SAID SECTION 12, THENCE W 95’ ALONG SAID N BOUNDARY LINE TO POB & BEGINNING AT SW/C OF SAID NW/4, THENCE N ON THE SECTION LINE 12 CHAINS, 48’, 4” TO SW/C OF CEMETERY FOR A POB THENCE E 7 CHAINS, 36’, THENCE N PARALLEL W/ SECTION LINE 7 CHAINS, 6’, 8”, THENCE W TO SECTION LINE 7 CHAINS, 36’, THENCE S ON SECTION LINE 7 CHAINS, 6’, 8” TO SW/C OF CEMETERY; OF SAID SECTION, CONTAINING 137.00 ACRES, MOL

OK5124304-009	OK	WASHITA	JONES, LEWIS B	WARD PETROLEUM CORP	12/11/2006	1056	557	I-2006-011440	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: A 15.5 AC TRACT IN THE NW/4 OF SAID SECTION DESCRIBED AS FOLLOWS: BEGINNING AT INTERSECTION OF THE EAST ROW LINE & OVERFLOW CHANNEL FOR SAND CREEK ALONG STATE HIGHWAY 44 (SH-44) BEARING S 00°48'42” W 29.58’ & S 89° 11' L8” E 50.03’ FROM NW/C OF SAID NW/4, THENCE ALONG SAID E ROW LINE S 00° 48'42” W 763.04’ & S 44° 11' L8” E 118.37’ TO A POINT ON THE NORTHERLY ROW LINE OF USROUTE 66 (US-66), THENCE N 69° 35' 00” E 378.87’ ALONG SAID NORTHERLY ROW LINE TO CENTERLINE OF SAID SAND CREEK, THENCE ALONG SAID CENTERLINE OF SAND CREEK N 24° DEGREES 51' 57” W 316.16’, THENCE N 26° DEGREES 10' 03” W 75.65’, THENCE N 35° 33' 40” W 181.41’, THENCE N 20 ° 03' 36” W 75.24’ & N 15° 43' 00” W 137.79’, THENCE N 83° 45' 52” W 92.38’TO POB, TOGETHER WITH ANY AND ALL ACCRETION AND RIPARIAN RIGHTS PERTAINING THERETO ALSO:

THE NW/4: L/E THE FOLLOWING DESCRIBED TRACTS OF

LAND: BEGINNING AT NW/C OF SAID SECTION, THENCE S 1,335’ALONG

W BOUNDARY LINE OF SAID SECTION TO NW/C OF FOSS CEMETERY, THENCE

N88 ° 00 'E 497’, THENCE S 15° 00' E 467’, THENCE N 74° 00' E 444.4’, THENCE N 18.5° S 00' W 366’, THENCE N 31° S 00' W 288’, THENCE N 21° 00' W 546’, THENCE N 31° 00' W 421.5’, THENCE N 15° S 00' W 246’ TO N BOUNDARY LINE OF SAID SECTION 12, THENCE W 95’ ALONG SAID N BOUNDARY LINE TO POB & BEGINNING AT SW/C

OF SAID NW/4, THENCE N ON THE SECTION LINE 12 CHAINS, 48’, 4” TO SW/C OF CEMETERY FOR A POB THENCE E 7 CHAINS, 36’, THENCE N PARALLEL W/ SECTION LINE 7 CHAINS, 6’, 8”, THENCE W TO SECTION LINE 7 CHAINS, 36’, THENCE S ON SECTION LINE 7 CHAINS, 6’, 8” TO SW/C OF CEMETERY; OF SAID SECTION, CONTAINING 137.00 ACRES, MOL

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129653-000	OK	WASHITA	BRANSON, BEN & KAY 2000 REV TRUST DTD 2/17/00	CHESAPEAKE EXPLORATION LP	3/29/2005	1013	269	I-2005-004112	011N	019W	0012

TOWNSHIP 11 NORTH, RANGE 19 WEST

SECTION 12: A TRACT LYING WITHIN THE NW/4 DESCRIBED AS FOLLOWS: BEGINNING AT A POINT 1,335.0' S AND 41.60' E OF NW/C NW/4, THENCE N 88° 00' E ALONG THE N LINE OF THE FOSS CEMETARY 312', THENCE N 2° 00' E 382.7' TO A POINT 20' SOUTHWESTERLY FROM THE SOUTHERLY R-O-W LINE OF OLD HIGHWAY US 66, THENCE S 68° 53' W PARALLEL TO AND 20' SOUTHEASTERLY FROM SAID R-O-W 185', THENCE S 45° 04' W AND ALONG SAID R-O-W LINE 216', THENCE S AND ALONG THE EASTERLY R-O-W LINE OF A COUNTY ROAD 174' TO POB.

OK9270059-001	OK	WASHITA	SCHULTZE, DAVID L A/ K/A DAVID L SCHULTZ	WARD PETROLEUM CORP	3/21/2006	1032	373	I-2006-002303	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4, A TRACT OF LAND IN NE/4 BEGINNING AT A POINT 60 RODS S OF NW/C OF NE/4, THENCE E 40 RODS, THENCE N TO A POINT WHERE THE UNDERGROUND CABLE OF AMERICAN TELEPHONE & TELEGRAPH CO BISECTS THE LINE OF SAID QTR SECTION THENCE S TO POB NE/4, L/E A TRACT OF LAND CONTAINING 15.0 AC, MOL,BEGINNING AT NW/C OF NE/4, THENCE S 60 RODS, THENCE 3 40 RODS, THENCE N 60 RODS, THENCE W 40 RODS TO POB

WELLBORE TRACT LTD TO 16800'

OK9270059-002	OK	WASHITA	MARCOTTE, CATHERINE SCHULTZE	WARD PETROLEUM CORP	3/21/2006	1032	375	I-2006-002304	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4, A TRACT OF LAND IN NE/4 BEGINNING AT A POINT 60 RODS S OF NW/C OF NE/4, THENCE E 40 RODS, THENCE N TO A POINT WHERE THE UNDERGROUND CABLE OF AMERICAN TELEPHONE & TELEGRAPH CO BISECTS THE LINE OF SAID QTR SECTION THENCE S TO POB NE/4, L/E A TRACT OF LAND CONTAINING 15.0 AC, MOL,BEGINNING AT NW/C OF NE/4, THENCE S 60 RODS, THENCE 3 40 RODS, THENCE N 60 RODS, THENCE W 40 RODS TO POB

WELLBORE TRACT LTD TO 16800'

OK9270059-003	OK	WASHITA	PLAYFORD, MELANIE WALLER	WARD PETROLEUM CORP	3/21/2006	1033	214	I-2006-002620	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4, A TRACT OF LAND IN NE/4 BEGINNING AT A POINT 60 RODS S OF NW/C OF NE/4, THENCE E 40 RODS, THENCE N TO A POINT WHERE THE UNDERGROUND CABLE OF AMERICAN TELEPHONE & TELEGRAPH CO BISECTS THE LINE OF SAID QTR SECTION THENCE S TO POB, NE/4, L/E A TRACT OF LAND CONTAINING 15.0 AC, MOL,BEGINNING AT NW/C OF NE/4, THENCE S 60 RODS, THENCE 3 40 RODS, THENCE N 60 RODS, THENCE W 40 RODS TO POB

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270059-004	OK	WASHITA	MCMAHAN, JOSHUA	WARD PETROLEUM CORP	3/31/2006	1034	896	I-2006-003320	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4, A TRACT OF LAND IN NE/4 BEGINNING AT A POINT 60 RODS S OF NW/C OF NE/4, THENCE E 40 RODS, THENCE N TO A POINT WHERE THE UNDERGROUND CABLE OF AMERICAN TELEPHONE & TELEGRAPH CO BISECTS THE LINE OF SAID QTR SECTION THENCE S TO POB, NE/4, L/E A TRACT OF LAND CONTAINING 15.0 AC, MOL,BEGINNING AT NW/C OF NE/4, THENCE S 60 RODS, THENCE 3 40 RODS, THENCE N 60 RODS, THENCE W 40 RODS TO POB

WELLBORE TRACT LTD TO 16800'

OK9270059-006	OK	WASHITA	MARCOTTE, CATHERINE SCHULTZ	CHESAPEAKE EXPLORATION LLC	11/25/2009	1157	828	I-2010-000117	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4 & A TRACT OF LAND IN NE/4 MPD AS BEG @ A POINT 60 RODS SOUTH OF THE NW/C OF SAID NE/4; THENCE EAST 40 RODS; THENCE NORTH TO A POINT WHERE THE UNDERGROUND CABLE OF THE AMERICAN TELEPHONE & TELEGRAGH COMPANY BISECTS THE LINE, THENCE WEST ALONG SAID UNDERGROUD CABLE TO THE WEST BOUNDARY LINE OF SAID QUARTER SECTION, THENCE SOUTH TO POB & NE/4 LESS AND EXCEPT A TRACT OF LAND CONTAINING 15.00 ACRES MORE OR LESS, DESCRIBED BY METES AND BOUNDS AS FOLLOWS: BEGINNING AT THE NW/C OF NE/4; THENCE SOUTH 60 RODS; THENCE EAST 40 RODS THENCE NORTH 60 RODS; THENCE WEST 40 RODS TO POB INSOFAR AND ONLY INSOFAR AS IT COVERS RIGHT BELOW THE BASE OF THE DES MOINES FORMATION.

OK9270059-007	OK	WASHITA	OCHOA, MELANIE WALLER PLAYFORD	CHESAPEAKE EXPLORATION LLC	11/25/2009	1157	831	I-2010-000118	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4 AND A TRACT OF LAND IN NE/4 MPD AS BEG AT A POINT 60 RODS SOUTH OF THE NW/C OF SAID NE/4; THENCE EAST 40 RODS; THENCE NORTH TO A POINT WHERE THE UNDERGROUND CABLE OF THE AMERICAN TELEPHONE AND TELEGRAPH COMPANY BISECTS THE LINE, THENCE WEST ALONG SAID UNDERGROUND CABLE TO THE WEST BOUNDARY LINE OF SAID QUARTER SECTION, THENCE SOUTH TO POB, NE/4 LESS AND EXCEPT A TRACT OF LAND CONTAINING 15.00 ACRES MORE OR LESS, DESCRIBED BY METES AND BOUNDS AS FOLLOWS: BEG AT THE NW/C OF NE/4; THENCE SOUTH 60 RODS; THENCE EAST 40 RODS; THENCE NORTH 60 RODS; THENCE WEST 40 RODS TO POB INSOFAR AND ONLY INSOFAR AS IT COVERS RIGHT BELOW THE BASE OF THE DES MOINES FORMATION.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270059-008	OK	WASHITA	MCMAHAN, JOSHUA	CHESAPEAKE EXPLORATION LLC	11/25/2009	1178	98	I-2010-007074	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4 & A TRACT OF LAND IN NE/4 MPD AS BEG @ A POINT 60 RODS S OF NW/C OF SAID NE/4; THENCE E 40 RODS; THENCE N TO A POINT WHERE THE UNDERGROUND CABLE OF THE AMERICAN TELEPHONE & TELEGRAPH COMPANY BISECTS THE LINE; THENCE W ALONG SAID UNDERGROUND CABLE TO THE W BOUNDARY LINE OF SAID QUARTER SECTION, THENCE S TO POB; NE/4 L/E A TRACT OF LAND CONTAINING 15 ACS M/L, DESCRIBED BY METES AND BOUNDS AS FOLLOWS: BEGINNING AT THE NW/C OF NE/4; THENCE S 60 RODS; THENCE E 40 RODS; THENCE N 60 RODS; THENCE W 40 RODS TO POB INSOFAR AND ONLY INSOFAR AS IT COVERS RIGHT BELOW THE BASE OF THE DES MOINES FORMATION

OK9270060-002	OK	WASHITA	BERGE, FRANCES ANN	WARD PETROLEUM CORP	10/11/2006	1051	493	I-2006-009561	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: S/2 SW/4
OK9270060-004	OK	WASHITA	YATES, MAXINE FAYE	WARD PETROLEUM CORP	10/11/2006	1051	495	I-2006-009563	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: S/2 SW/4
OK9270060-005	OK	WASHITA	ROBINSON, STELLA	WARD PETROLEUM CORPORATION	8/13/2007	1078	463	I-2007-007960	011N	019W	0012	INSOFAR AND ONLY INSOFAR AS LEASE COVERS TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: S/2 SW/4 WELLBORE TRACT LTD TO 16,800'
OK9270061-001	OK	WASHITA	MURRAY, DARREN	WARD PETROLEUM CORP	4/14/2004	985	490	I-2004-003597	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: N/2 SW/4 WELLBORE TRACT LTD TO 17,220' - BRANSON 1-1H
OK9270061-002	OK	WASHITA	THACHER, JOHN H ET AL	WARD PETROLEUM CORP	8/1/2005	1019	485	I-2005-006585	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: N/2 SW/4
OK9270061-003	OK	WASHITA	LANG, JOHN HANNA A/K/A JOHN H LANG	WARD PETROLEUM CORP	8/9/2005	1022	95	I-2005-007573	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: N/2 SW/4
OK9270061-004	OK	WASHITA	PILSBURY, BETTY F	WARD PETROLEUM CORP	11/8/2006	1054	597	I-2006-010788	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: N/2 SW/4
OK9270061-005	OK	WASHITA	BUFFALO RIDGE FARMS, LLC	WARD PETROLEUM CORPORATION	10/5/2007	1084	641	I-2007-010169	011N	019W	0012	INSOFAR AND ONLY INSOFAR AS LEASE COVERS TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: N/2 SW/4 LTD TO 16,800'
OK9270061-006	OK	WASHITA	MACDONALD OIL & GAS, LLC	CHESAPEAKE EXPLORATION LLC	11/13/2009	1156	240	I-2009-009605	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: N/2 SW/4, INSOFAR AS IT COVERS RIGHTS BELOW 12,468'
OK9270062-003	OK	WASHITA	OCC #544634/CD#200705697	CHESAPEAKE EXPLORATION LLC	9/25/2007				011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: ALL LTD TO DES MOINES, UPPER TONKAWA, LOWER TONKAWA & HOXBAR SEPARATE COMMON SOURCES OF SUPPLY
OK3530291-009	OK	WASHITA	KNIGHT JR, MARY SUE & FRANK	CHESAPEAKE EXPLORATION LLC	10/3/2007	1090	82	I-2007-012133	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK3530291-010	OK	WASHITA	BONNY, JACK & JANET	CHESAPEAKE EXPLORATION LLC	9/13/2007	1090	86	I-2007-012135	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NE/4, SW/4 NE/4 LTD TO 16,950'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3530291-011	OK	WASHITA	NUTLEY, NORMA SHARLENE	CHESAPEAKE EXPLORATION LLC	9/13/2007	1092	226	I-2007-012798	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NE/4, SW/4 NE/4
OK3530291-012	OK	WASHITA	JORDAN, GLENDA E	CHESAPEAKE EXPLORATION LLC	10/20/2007	1094	430	I-2008-000139	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NE/4, SW/4 NE/4 LTD TO 16,950'
OK3530291-013	OK	WASHITA	AUSTIN, RICKY	CHESAPEAKE EXPLORATION LLC	11/5/2007	1092	247	I-2007-012807	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK3530291-016	OK	WASHITA	OHARA, LINDA	CHESAPEAKE EXPLORATION LLC	11/30/2007	1095	738	I-2008-000567	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4 LTD TO 100' BELOW S.E. OF DES MOINES FM (16,950)
OK3530291-018	OK	WASHITA	CEKOSKY, ROBERT ANTHONY	CHESAPEAKE EXPLORATION LLC	11/16/2007	1095	741	I-2008-000568	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK3530291-019	OK	WASHITA	BIZZELL, SUZANNE, ROBERT M BIZZELL, AIF	CHESAPEAKE EXPLORATION LLC	11/30/2007	1095	743	I-2008-000569	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4; SE/4 NE/4 LTD TO 100' BELOW S.E. OF DES MOINES FM (16,950)
OK3530291-020	OK	WASHITA	BIZZELL, ROBERT M	CHESAPEAKE EXPLORATION LLC	11/30/2007	1095	735	I-2008-000566	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4 LTD TO 100' BELOW S.E. OF DES MOINES FM
OK3530291-022	OK	WASHITA	SMITH, DENNIS AUSTIN	CHESAPEAKE EXPLORATION LLC	11/5/2008	1128	615	I-2009-000301	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK3530291-023	OK	WASHITA	BIZZELL LIVING TRUST DATED OCTOBER 27, 1993	CHESAPEAKE EXPLORATION LLC	11/11/2007	1092	229	I-2007-012799	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: SE/4 NE/4 LTD TO 100' BELOW S.E. OF DES MOINES FM (16,950')
OK5128392-008	OK	WASHITA	CLARK FAMILY MINERAL RIGHTS IRREVOCABLE LIVING TRUST	CHESAPEAKE EXPLORATION LP	10/12/2006	1052	59	I-2006-009813	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NW/4
OK5128392-009	OK	WASHITA	CLARK, CHRISTOPHER J REVOCABLE LIVING TRUST	CHESAPEAKE EXPLORATION LP	10/12/2006	1052	63	I-2006-009815	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NW/4
OK5128392-010	OK	WASHITA	BLM - OK NM 118189	CHESAPEAKE EXPLORATION LP	5/25/2007	1072	427	I-2007-005805	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4
OK5128392-011	OK	WASHITA	FORRESTER, MAURINE REV TR, DTD 5/1/81	CHESAPEAKE EXPLORATION LLC	7/27/2007	1081	563	I-2007-009034	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-012	OK	WASHITA	ROGERS, JERRY WAYNE	CHESAPEAKE EXPLORATION LLC	7/31/2007	1083	572	I-2007-009756	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-013	OK	WASHITA	GOODEN, BILLIE JO	CHESAPEAKE EXPLORATION LLC	8/20/2007	1083	872	I-2007-009863	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-014	OK	WASHITA	HARDWAY, ROGER	CHESAPEAKE EXPLORATION LLC	8/30/2007	1086	753	I-2007-010878	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-015	OK	WASHITA	COOPER, LAWANNA FERN ROGERS	CHESAPEAKE EXPLORATION LLC	7/31/2007	1087	233	I-2007-011062	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-016	OK	WASHITA	MAXWELL, JAMES LEWIS	CHESAPEAKE EXPLORATION LLC	7/31/2007	1087	230	I-2007-011061	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128392-017	OK	WASHITA	HULS, GLENNA	CHESAPEAKE EXPLORATION LLC	7/27/2007	1083	878	I-2007-009865	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-018	OK	WASHITA	KETTEMAN, ANNA JEAN	CHESAPEAKE EXPLORATION LLC	7/31/2007	1083	875	I-2007-009864	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-019	OK	WASHITA	DAWSON, CAROLYN	CHESAPEAKE EXPLORATION LLC	8/30/2007	1089	417	I-2007-011869	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NW/4 LTD TO 16,950'
OK5128392-020	OK	WASHITA	TYNER, SANDRA M REV TR AGREEMENT, SANDRA M TYNER TRST	CHESAPEAKE EXPLORATION LLC	8/30/2007	1087	75	I-2007-011006	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NW/4. LTD TO 16,950'
OK5128453-002	OK	WASHITA	DIGGS, ROBERTA ANN & BILLY HOYLE	CHESAPEAKE EXPLORATION LP	4/30/2007	1070	958	I-2007-005301	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: SE/4 SW/4, W/2 SE/4
OK5128453-003	OK	WASHITA	AUSTIN, HAYDEN GENE & WILMA JANE P	CHESAPEAKE EXPLORATION LP	6/11/2007	1075	631	I-2007-006934	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 SE/4, SE/4 SW/4 LTD TO 16,950'
OK5128453-004	OK	WASHITA	PENDLETON, SHIRLEY	CHESAPEAKE EXPLORATION LLC	7/27/2007	1081	566	I-2007-009035	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 SE/4, SE/4 SW/4 LTD TO 16,950'
OK5129516-005	OK	WASHITA	PHILLIPS FAMILY TRUST DTD 10/01/99	CHESAPEAKE EXPLORATION LLC	8/17/2007	1084	719	I-2007-010197	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, NE/4 LTD TO 16,950'
OK5129516-006	OK	WASHITA	MCNATT, J R REV TR AGREEMENT DTD 5/20/96	CHESAPEAKE EXPLORATION LLC	9/18/2007	1089	88	I-2007-011735	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4 LTD TO 16,950'
OK5129516-007	OK	WASHITA	MCNATT, EDNA LAUREL REVOCABLE TR AGREEMENT DTD 5/20/96	CHESAPEAKE EXPLORATION LLC	9/18/2007	1089	405	I-2007-011865	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4 LTD TO 16,950'
OK5129516-008	OK	WASHITA	MOORE, HOWARD R	CHESAPEAKE EXPLORATION LLC	10/20/2007	1090	997	I-2007-012464	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NE/4, SW/4 NE/4 LTD TO 16,950'
OK5129516-010	OK	WASHITA	CEKOSKY, MIKE	CHESAPEAKE EXPLORATION LLC	11/16/2007	1095	748	I-2008-000571	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK5129516-011	OK	WASHITA	WALTERS, WAYNE A	CHESAPEAKE EXPLORATION LLC	2/13/2008	1101	397	I-2008-002421	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NE/4, SW/4 NE/4 SURFACE TO 16,950'
OK9270268-001	OK	WASHITA	OCC #551590/CD #200800364	COI-CELLC	3/11/2008			UNRECORDED	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: LIMITED TO THE BROWN DOLOMITE, PERMIAN GRANITE WASH, UPPER-TONKAWA (DOUGLAS), LOWER TONKAWA, HOXBAR, DES MOINES SEPERATE COMMON SOURCES OF SUPPLY
OK9270415-001	OK	WASHITA	AUSTIN, MARISA CHRISTINE	WARD PETROLEUM CORPORATION	4/28/2004	1050	273	1-2008-009096	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 SE/4, SE/4 SW/4, W/2 NE/4, NE/4 NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270415-002	OK	WASHITA	AUSTIN, JOHN NELSON	WARD PETROLEUM CORPORATION	5/4/2004	1099	411	1-2008-001895	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 SE/4, SE/4 SW/4, W/2 NE/4, NE/4 NE/4
OK9270415-003	OK	WASHITA	AUSTIN, JAMES MARLOW	WARD PETROLEUM CORPORATION	4/27/2004	1099	407	1-2008-001891	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 SE/4, SE/4 SW/4, W/2 NE/4, NE/4 NE/4
OK9270415-004	OK	WASHITA	STEVENER, BETTY & ROBERT	WARD PETROLEUM CORPORATION	6/23/2004	1050	277	1-2006-009100	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 NE/4, NE/4 NE/4, W/2 SE/4, SE/4 SW/4
OK9270415-005	OK	WASHITA	JUNGERMANN JR, CHARLES FRED & JOANN	WARD PETROLEUM CORPORATION	6/23/2004	1099	410	I-2008-001894	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 NE/4, NE/4 NE/4, W/2 SE/4, SE/4 SW/4
OK9270415-006	OK	WASHITA	JUNGERMANN, DOLORES M	WARD PETROLEUM CORPORATION	6/24/2004	1099	408	I-2008-001892	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 NE/4, NE/4 NE/4, W/2 SE/4, SE/4 SW/4
OK9270415-007	OK	WASHITA	ALBERT, EDWARD R & VANGIE L	WARD PETROLEUM CORPORATION	10/2/2006	1050	692	I-2006-009284	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 NE/4, NE/4 NE/4
OK9270416-001	OK	WASHITA	SCARBROUGH, VELMA I, FORMERLY VELMA I ROGERS	WARD PETROLEUM CORPORATION	6/23/2004	1053	399	1-2006-010344	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 SW/4, SW/4 SW/4, S/2 NW/4
OK9270416-002	OK	WASHITA	LYNCH, JOHN R	WARD PETROLEUM CORPORATION	9/26/2006	1050	284	1-2006-009105	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 SW/4, SW/4 SW/4, S/2 NW/4
OK9270417-001	OK	WASHITA	SEARLE, JACK B & TAMARA D	WARD PETROLEUM CORPORATION	9/28/2006	1050	287	I-2008009108	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-002	OK	WASHITA	MCCORNACK, ELAINE FAMILY TRUST DATED 07/01/1998	WARD PETROLEUM CORPORATION	11/13/2006	1053	681	I-2006-010451	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-003	OK	WASHITA	CARTMILL, MARY RUTH	WARD PETROLEUM CORPORATION	11/13/2006	1053	683	I-2008-010452	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-004	OK	WASHITA	SCOGGINS, SARAH C A/K/ A SARAH SCOGGINS	WARD PETROLEUM CORPORATION	11/13/2006	1054	598	I-2006-010789	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-005	OK	WASHITA	BIZZELL, GAIL	WARD PETROLEUM CORPORATION	11/17/2006	1055	268	I-2006-011024	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-006	OK	WASHITA	BIZZELL, GARY	WARD PETROLEUM CORPORATION	11/17/2006	1055	269	I-2006-011025	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-007	OK	WASHITA	HALLMARK, ELIZABETH A A/K/A ELIZABETH HALLMARK	WARD PETROLEUM CORPORATION	11/13/2006	1055	270	I-2006-011026	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-008	OK	WASHITA	AUSTIN MINERAL INTERESTS, LLC	WARD PETROLEUM CORPORATION	11/13/2006	1055	271	I-2006-011027	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-009	OK	WASHITA	REED, PAMELA	WARD PETROLEUM CORPORATION	11/20/2006	1055	991	I-2006-011270	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-010	OK	WASHITA	LUCAS, MARJORIE L A/ K/A MARJORIE LEE LUCAS	WARD PETROLEUM CORPORATION	11/20/2006	1055	992	I-2006-011271	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-011	OK	WASHITA	MOORE, DEBORAH ANNE	WARD PETROLEUM CORPORATION	11/20/2006	1056	553	I-2006-011437	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-012	OK	WASHITA	DICKERSON, FORREST A & NETA F REV TRUST UTA DTD 09/18/1998	WARD PETROLEUM CORPORATION	11/27/2006	1056	554	I-2006-011438	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-013	OK	WASHITA	MCFARLIN, GLEN M A/K/A GLEN MARSHALL	WARD PETROLEUM CORPORATION	11/17/2006	1056	559	I-2006-011441	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-014	OK	WASHITA	HILL, GAYLE M A/K/A GAYLE MARIE HILL	WARD PETROLEUM CORPORATION	11/17/2006	1056	560	I-2006-011442	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270417-015	OK	WASHITA	PURYEAR, KAREN DENISE	WARD PETROLEUM CORPORATION	11/20/2006	1058	528	I-2007-000583	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-016	OK	WASHITA	HOLLEY, CHRISTINA R A/ K/A CHRISTINA HOLLEY	WARD PETROLEUM CORPORATION	11/20/2006	1058	529	I-2006-000584	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-017	OK	WASHITA	AUSTIN, RANDALL	WARD PETROLEUM CORPORATION	11/27/2006	1059	194	I-2007-000872	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-018	OK	WASHITA	HOFFMAN JR, BILLY	WARD PETROLEUM CORPORATION	12/6/2006	1065	738	I-2007-003351	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK3530088-001	OK	WASHITA	BRINKLEY, MICHAEL BLAIN & KATHY MARIE	CHESAPEAKE EXPLORATION LLC	7/30/2007	1086	902	I-2007-010930	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: SW/4 LTD TO 16,980'
OK3530088-002	OK	WASHITA	WELLS, TINA J	CHESAPEAKE EXPLORATION LLC	10/1/2007	1090	297	I-2007-012207	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: SW/4
OK3530088-003	OK	WASHITA	TALIAFERRO, MARION C	CHESAPEAKE EXPLORATION LLC	10/1/2007	1090	295	I-2007-012206	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: SW/4
OK3530088-004	OK	WASHITA	TALIAFERRO, JAMES C	CHESAPEAKE EXPLORATION LLC	10/1/2007	1090	299	I-2007-012208	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: SW/4
OK3530088-005	OK	WASHITA	MAP2004-OK	CHESAPEAKE EXPLORATION LLC	11/14/2007	1092	588	I-2007-012926	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: SW/4 SURFACE TO DES MOINES FM
OK3530088-006	OK	WASHITA	ST/OK - CLO CS- 26675	CHESAPEAKE EXPLORATION LLC	11/27/2007	1112	114	I-2008-006420	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: SW/4 (1/2 M.R.) LTD TO DES MOINES GRANITE WASH
OK3530303-001	OK	WASHITA	SHELTON LAND & CATTLE CO TR DTD 11/24/92	CHESAPEAKE EXPLORATION LLC	9/18/2007	1087	81	I-2007-011008	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: N/2 NW/4 LTD TO 16,980'
OK3530303-002	OK	WASHITA	SHELTON, MARTIN EDWIN	CHESAPEAKE EXPLORATION LLC	9/18/2007	1087	88	I-2007-011011	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: N/2 NW/4 LTD TO 16,980'
OK3530303-003	OK	WASHITA	CLUCK, JERRY L LIVING TRUST DTD 4/6/84	CHESAPEAKE EXPLORATION LLC	8/30/2007	1096	151	I-2008-000709	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: N/2 NW/4 LTD TO 16,980'
OK3530303-004	OK	WASHITA	SEIBOLD ENERGY CO, INC	CHESAPEAKE EXPLORATION LLC	12/13/2007	1097	71	I-2008-001054	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: N/2 NW/4
OK5128454-004	OK	WASHITA	PENDLETON, SHIRLEY	CHESAPEAKE EXPLORATION LLC	7/27/2007	1081	329	I-2007-008957	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66' WIDE OFF THE N PART OF THE SE/4, CONTAINING 4.00 ACRES MORE OR LESS AND LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT THE NE/C OF THE SE/4, THENCE S 116', THENCE W 83', THENCE N 116', THENCE E 83' TO THE POB.

LTD TO 16,980'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128454-005	OK	WASHITA	HOWENSTINE JR, THOMAS	CHESAPEAKE EXPLORATION LLC	10/1/2007	1088	351	I-2007-011500	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 LESS & EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66' WIDE OFF N PART OF SE/4, CONTAINING 4 ACRES MORE OR LESS & L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT NE/C OF SE/4, THENCE S 116', THENCE W 83', THENCE NORTH 116', THENCE E 83' TO POB.

OK5128454-006	OK	WASHITA	MASSIE, KAY	CHESAPEAKE EXPLORATION LLC	10/20/2007	1088	379	I-2007-011511	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 LESS & EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66 FEET WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES MORE OR LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT THE NE CORNER OF THE SE/4, THENCE SOUTH 116 FEET, THENCE WEST 83 FEET, THENCE NORTH 116 FEET, THENCE EAST 83 FEET TO POINT OF BEGINNING

LTD TO 16,980'

OK5128454-007	OK	WASHITA	HOWENSTINE, RALPH	CHESAPEAKE EXPLORATION LLC	10/1/2007	1087	70	I-2007-011004	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66 FEET WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES MORE OR LESS AND LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS; BEGINNING AT THE NE CORNER OF THE SE/4, THENCE SOUTH 116 FEET, THENCE WEST 83 FEET, THENCE NORTH 116 FEET, THENCE EAST 83 FEET TO POINT OF BEGINNING.

OK5128454-008	OK	WASHITA	HELMS, BILLY R & NORMA S	CHESAPEAKE EXPLORATION LLC	10/1/2007	1088	353	I-2007-011501	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66 FEET WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES MORE OR LESS AND LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT THE NE CORNER OF THE SE/4, THENCE SOUTH 116 FEET, THENCE WEST 83 FEET, THENCE NORTH 116 FEET, THENCE EAST 83 FEET TO POINT OF BEGINNING.

OK5128454-009	OK	WASHITA	PIERCE, THERESA	CHESAPEAKE EXPLORATION LLC	10/1/2007	1092	245	I-2007-012806	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4, L/E A TRACT OF LAND A.D.A. A STRIP OF LAND 66' WIDE OFF THE N PART OF THE SE/4, CONTAINING 4 ACRES M/L, AND A TRACT OF LAND A.D.A. BEGINNING AT THE NE CORNER OF THE SE/4, THENCE S 116', THENCE W 83', THENCE N 116', THENCE E 83' TO POINT OF BEGINNING

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128454-010	OK	WASHITA	BROWN, PATSY VIERSEN	CHESAPEAKE EXPLORATION LLC	4/1/2008	1105	451	I-2008-003899	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS A STRIP OF LAND 66' WIDE OFF THE N PART OF THE SE/4 CONTAINING 4.00 ACS MOL, L/E A TRACT OF LAND DESCRIBED AS BEGINNING AT THE NE/C OF SE/4, THENCE S 116', THENCE W 83', THENCE N 116', THENCE E 83' TO POB, CONTAINING 0.2210284 ACS MOL

SURFACE TO 100' BELOW DES MOINES FM

OK5128454-011	OK	WASHITA	PATTY, ETHEL G TRUST	CHESAPEAKE EXPLORATION LLC	2/20/2008	1105	412	I-2008-003881	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66 FEET WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES MORE OR LESS, L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT THE NE CORNER OF THE SE/4, THENCE SOUTH 116 FEET, THENCE WEST 83 FEET, THENCE NORTH 116 FEET, THENCE EAST 83 FEET TO POINT OF BEGINNING, CONTAINING 0.2210284 ACRES MORE OR LESS, CONTAINING 155.779 ACRES, MORE OR LESS.

OK5128454-012	OK	WASHITA	VIERSEN III, RALPH W	CHESAPEAKE EXPLORATION LLC	4/1/2008	1106	610	I-2008-004373	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS A STRIP OF LAND 66' WIDE OFF THE N PART OF THE SE/4 CONTAINING 4.00 ACS MOL, L/E A TRACT OF LAND DESCRIBED AS BEGINNING AT THE NE/C OF SE/4, THENCE S 116', THENCE W 83', THENCE N 116', THENCE E 83' TO POB

SURFACE TO 100' BELOW DES MOINES FM

OK5128454-013	OK	WASHITA	SIMS, GREG	CHESAPEAKE EXPLORATION LLC	2/25/2008	1101	413	I-2008-002428	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66' WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES M/L AND L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT THE NE/C OF THE SE/4, THENCE SOUTH 116', THENCE WEST 83', THENCE NORTH 116', THENCE EAST 83' TO POB

OK5128454-014	OK	WASHITA	WILSON, JAMES L	CHESAPEAKE EXPLORATION LLC	6/25/2008	1116	389	I-2008-007916	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66' WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES M/L, L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: BEG AT THE NE/C OF THE SE/4, THENCE SOUTH 116', THENCE WEST 83', THENCE NORTH 116', THENCE EAST 83' TO POB.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128454-015	OK	WASHITA	CAMM, GERTRUDE	CHESAPEAKE EXPLORATION LLC	5/5/2008	1113	888	I-2008-007002	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66' WIDE OFF THE NORTH PART OF SE/4, CONTAINING 4.00 ACRES M/L, L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: BEG AT THE NE/C SE/4, THENCE SOUTH 116', THENCE WEST 83', THENCE NORTH 116', THENCE EAST 83' TO POB.

OK5128454-016	OK	WASHITA	WILSON, CHARLES S	CHESAPEAKE EXPLORATION LLC	6/25/2008	1116	435	I-2008-007932	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66' WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES M/L, L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: BEG AT THE NE/C OF THE SE/4, THENCE SOUTH 116', THENCE WEST 83', THENCE NORTH 116', THENCE EAST 83' TO POB.

OK5128454-017	OK	WASHITA	MC MINERAL COMPANY LLC	CHESAPEAKE EXPLORATION LLC	5/2/2009	1209	888		011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19WEST

SECTION 14: SE/4 LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND

66 FEET WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES MORE OR LESS AND LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT THE NE/C OF THE SE/4, THENCE SOUTH 116 FEET, THENCE WEST 83 FEET, THENCE NORTH 116 FEET, THENCE EAST 83 FEET TO THE POINT OF BEGINNING

OK5128488-003	OK	WASHITA	CLARK FAMILY MINERAL RIGHTS IRREVOCABLE LIVING TRUST	CHESAPEAKE EXPLORATION LP	10/12/2006	1052	57	I-2006-009812	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: S/2 NE/4, S/2 NW/4
OK5128488-004	OK	WASHITA	CLARK, CHRISTOPHER J REVOCABLE LIVING TRUST	CHESAPEAKE EXPLORATION LP	10/12/2006	1052	61	I-2006-009814	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: S/2 NE/4, S/2 NW/4
OK5128488-005	OK	WASHITA	FORRESTER, MAURINE REV TR, DTD 5/1/81	CHESAPEAKE EXPLORATION LLC	7/30/2007	1081	326	I-2007-008956	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: S/2 NE/4, S/2 NW/4 LTD TO 16,980'
OK5128488-006	OK	WASHITA	HULS, GLENNA	CHESAPEAKE EXPLORATION LLC	7/27/2007	1083	881	I-2007-009866	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: S/2 NE/4, S/2 NW/4 LTD TO 16,980'
OK5128488-007	OK	WASHITA	DAWSON, CAROLYN	CHESAPEAKE EXPLORATION LLC	8/30/2007	1089	414	I-2007-011868	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: S/2 N/2 LTD TO 16,980'
OK5128488-008	OK	WASHITA	TYNER, SANDRA M REVOCABLE TRUST, SANDRA M TYNER TRST	CHESAPEAKE EXPLORATION LLC	8/30/2007	1087	78	I-2007-011007	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: S/2 N/2 LTD TO 16,980'
OK5128489-000	OK	WASHITA	OCC #563919/CD #200808311	COI-CELLC	12/29/2008	1139	17	I-2009-003572	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: ALL
OK3530302-001	OK	WASHITA	JAMES, CARLENE REV LV TR DTD 11/8/04, CARLENE JAMES,TRST	CHESAPEAKE EXPLORATION LLC	9/26/2007	1161	875	I-2010-001528	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SE/4 LTD TO 17,490'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3530302-002	OK	WASHITA	WHITTENBERG, DEBRA JUNE & ROBERT D	CHESAPEAKE EXPLORATION LLC	9/26/2007	1088	373	I-2007-011509	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SE/4 LTD TO 17,490'
OK3530302-003	OK	WASHITA	JAMES, TONY LYNN	CHESAPEAKE EXPLORATION LLC	9/26/2007	1090	368	I-2007-012224	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SE/4 LTD TO 17,490'
OK3530302-004	OK	WASHITA	BOWSER, LISA KAY FORMERLY JAMES AND MICHAEL D	CHESAPEAKE EXPLORATION LLC	9/26/2007	1090	354	I-2007-012218	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SE/4 LTD TO 17,490'
OK3530302-005	OK	WASHITA	PRIVET, JANET ANN FORMERLY JAMES	CHESAPEAKE EXPLORATION LLC	9/26/2007	1090	283	I-2007-012201	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SE/4
OK3530302-006	OK	WASHITA	JAMES, STEVEN H	CHESAPEAKE EXPLORATION LLC	9/26/2007	1163	289	I-2010-001969	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SE/4 LTD TO 17,490'
OK9200008-012	OK	WASHITA	BRADFORD JR, RONALD EDWARD	CHESAPEAKE EXPLORATION LLC	2/11/2008	1105	624	I-2008-003976	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9200008-013	OK	WASHITA	WALTERS, RAYMOND P FAMILY TRUST	CHESAPEAKE EXPLORATION LLC	2/15/2008	1105	844	I-2008-004057	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9200008-016	OK	WASHITA	SCHONES, MICHAEL FRANKLIN	CHESAPEAKE EXPLORATION LLC	2/9/2008	1106	312	I-2008-004231	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9200008-017	OK	WASHITA	SCHONES, EDWARD JOE	CHESAPEAKE EXPLORATION LLC	2/9/2008	1105	622	I-2008-003975	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9200008-018	OK	WASHITA	WALTERS, ROBERT R	CHESAPEAKE EXPLORATION LLC	2/13/2008	1106	307	I-2008-004229	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,490')
OK9200008-019	OK	WASHITA	WOODS, EDNA M A/K/A EDNA MARIE WOODS	CHESAPEAKE EXPLORATION LLC	2/7/2008	1105	626	I-2008-003977	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-001	OK	WASHITA	ANDREWS JR, ERNEST LEE & GLORIA JEAN	CHESAPEAKE EXPLORATION LLC	10/11/2007	1091	851	I-2007-012631	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-002	OK	WASHITA	NBLM VON TUNGELN FAMILY TRUST DTD 8/24/04	CHESAPEAKE EXPLORATION LLC	10/15/2007	1092	243	I-2007-012805	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-003	OK	WASHITA	WALTERS, JOE V, A/K/A/ JOE V WALTERS, JR	CHESAPEAKE EXPLORATION LLC	2/7/2008	1101	405	I-2008-002424	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-004	OK	WASHITA	WALTERS, WAYNE A	CHESAPEAKE EXPLORATION LLC	2/13/2008	1101	394	I-2008-002420	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,490')
OK9270008-005	OK	WASHITA	SCHONES, GREG	CHESAPEAKE EXPLORATION LLC	2/9/2008	1101	403	I-2008-002423	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-006	OK	WASHITA	SCHONES, TERRY	CHESAPEAKE EXPLORATION LLC	2/8/2008	1102	927	I-2008-002944	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-007	OK	WASHITA	SCHONES, STEVE	CHESAPEAKE EXPLORATION LLC	2/8/2008	1101	411	I-2008-002427	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270008-008	OK	WASHITA	SCHONES, JERRY	CHESAPEAKE EXPLORATION LLC	2/8/2008	1101	409	I-2008-002426	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-009	OK	WASHITA	WOODS, CHRISTOPHER J & PATRICIA ANN ALEXANDER	CHESAPEAKE EXPLORATION LLC	2/13/2008	1103	597	I-2008-003187	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-010	OK	WASHITA	TWYMAN, JOAN ELIZABETH	CHESAPEAKE EXPLORATION LLC	2/15/2008	1105	842	I-2008-004056	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-011	OK	WASHITA	SCHONES, JAMES AKA JIM SCHONES	CHESAPEAKE EXPLORATION LLC	2/8/2008	1105	840	I-2008-004055	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-014	OK	WASHITA	WALTERS, DOUGLAS H	CHESAPEAKE EXPLORATION LLC	2/13/2008	1106	304	I-2008-004228	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,490')
OK9270008-015	OK	WASHITA	WILCOXEN, JUDY	CHESAPEAKE EXPLORATION LLC	2/8/2008	1106	310	I-2008-004230	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-016	OK	WASHITA	WALTERS, DAVID L & RHONDA G 1993 TRUST U/ A/D 1/15/93	CHESAPEAKE EXPLORATION LLC	2/13/2008	1104	294	I-2008-003463	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,490')
OK9270008-017	OK	WASHITA	MADDOX, JANICE MARIE	CHESAPEAKE EXPLORATION LLC	2/15/2008	1104	297	I-2008-003464	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-018	OK	WASHITA	BOYETT, DIANA THERESIA	CHESAPEAKE EXPLORATION LLC	2/15/2008	1104	226	I-2008-003436	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-019	OK	WASHITA	WALTERS, TOM J	CHESAPEAKE EXPLORATION LLC	2/13/2008	1104	77	I-2008-003378	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,490')
OK9270008-020	OK	WASHITA	MORRIS II, JAMES M & LOU ANN A/K/ A LUCILLE MORRIS	CHESAPEAKE EXPLORATION LLC	2/13/2008	1104	80	I-2008-003379	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-021	OK	WASHITA	BRADFORD, KATHRYN ANN	CHESAPEAKE EXPLORATION LLC	2/11/2008	1111	72	I-2008-006024	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270009-001	OK	WASHITA	DELP, JUNIOR L & MARY FAYE	CHESAPEAKE EXPLORATION LLC	9/13/2007	1083	862	I-2007-009860	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NE/4 LTD TO 17,490'
OK9270009-002	OK	WASHITA	DELP, BILLY RAY	CHESAPEAKE EXPLORATION LLC	10/1/2007	1090	302	I-2007-012210	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NE/4 LTD TO 17,490'
OK9270009-003	OK	WASHITA	DENNIS, GREGORY FRANCIS	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	597	I-2008-001251	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NE/4
OK9270009-004	OK	WASHITA	DENNIS, MICHAEL BRUCE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	672	I-2008-001277	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NE/4
OK9270009-005	OK	WASHITA	SMITH, TERESA JO	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	650	I-2008-001269	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NE/4 LTD TO 100' BELOW BASE OF S.E. OF DES MOINES FM (17,490')
OK9270009-006	OK	WASHITA	COFFIN, MARY ANN	CHESAPEAKE EXPLORATION LLC	12/3/2007	1095	750	I-2008-000572	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270025-001	OK	WASHITA	GOODWIN, CLIFFORD H & DAISY M	CHESAPEAKE EXPLORATION LLC	10/29/2007	1094	433	I-2008-000140	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 17,490'
OK9270025-002	OK	WASHITA	EVANS, JERRY DALE & GWENDOLYN MARIE REVOCABLE TRUST	CHESAPEAKE EXPLORATION LLC	10/29/2007	1095	580	I-2008-000516	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 17,490'
OK9270025-003	OK	WASHITA	KAMPHAUS, HUBERT L & MELBA S JOINT REVOCABLE TRUST	CHESAPEAKE EXPLORATION LLC	10/29/2007	1093	391	I-2007-013185	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 17,490'
OK9270025-004	OK	WASHITA	WEBB, RETA JO GOODWIN	CHESAPEAKE EXPLORATION LLC	11/21/2007	1095	592	I-2008-000520	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 100' BELOW S. E. DES MOINES FM (17,490')
OK9270025-005	OK	WASHITA	HOSTETTER, JODEAN REVOCABLE TRUST DATED 12/21/92	CHESAPEAKE EXPLORATION LLC	10/20/2007	1096	154	I-2008-000710	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 17,490'
OK9270025-006	OK	WASHITA	HOSTETTER, C L REV TRUST DTD 12/21/1992	CHESAPEAKE EXPLORATION LLC	10/20/2007	1096	160	I-2008-000712	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 17,490'
OK9270025-007	OK	WASHITA	LOWRANCE, VIRGINIA	CHESAPEAKE EXPLORATION LLC	10/20/2007	1097	290	I-2008-001141	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 17,490'
OK9270025-008	OK	WASHITA	GOODWIN, BILLY RAY	CHESAPEAKE EXPLORATION LLC	12/21/2007	1098	186	I-2008-001475	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 100' BELOW BASE OF S.E. OF DES MOINES FM (17,490')
OK9270025-009	OK	WASHITA	GOODWIN, DARRELL DAVON	CHESAPEAKE EXPLORATION LLC	12/21/2007	1099	522	I-2008-001933	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 100' BELOW BASE OF S.E. OF DES MOINES FM (17,490')
OK9270025-010	OK	WASHITA	GOODWIN, DONALD MARVIN	CHESAPEAKE EXPLORATION LLC	12/21/2007	1100	656	I-2008-002185	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 100' BELOW BASE OF S.E. OF DES MOINES FM (17,490')
OK5121365-001	OK	WASHITA	HULS, MAURICE M & RUBY LUE	J COOPER WEST LLC	3/25/1980	520	344		011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: NW/4, N/2 SW/4, LIMITED TO THE ALICE 2-24 AND ALICE 3-24 WELLBORE FROM THE SURFACE TO 13,045'.
OK5121382-001	OK	WASHITA	DURHAM, JOHN D., JR.	J COOPER WEST LLC	10/25/1979	517	559		011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5121382-002	OK	WASHITA	STOWE, M D AND ALICE, H/W	PATRICK DAILEY	2/27/1981	544	98	4620	011N	019W	0024

TOWNSHIP 11 NORTH-RANGE 19 WEST

SECTION 24: SE/4, LESS AND EXCEPT A 2.06 ACRE TRACT DESCRIBED AS BEGINNING 343.5' NORTH OF THE SOUTHEAST CORNER OF THE SE/4 OF 24-11N-19WIM. THENCE WEST 300', THENCE NORTH 300', THENCE EAST 300', THENCE SOUTH 300' TO THE POINT OF BEGINNING.

OK5121383-001	OK	WASHITA	AUSTIN, HAYDEN E., ET AL	J COOPER WEST LLC	4/2/1981	552	11		011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: NE/4, LIMITED TO THE WB OF THE ALICE 2-24 AND ALICE 3-24 FROM THE SURFACE TO 13,045'
OK5121383-002	OK	WASHITA	AUSTIN, HAYDEN, A SINGLE MAN, ET AL	DICOR MINERAL COMPANY	6/25/1981	561	158	13257	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: NE/4
OK5121383-003	OK	WASHITA	AUSTIN, HAYDEN E, HAYDEN GENE & JANE AUSTIN, JOHN AUSTIN	J COOPER WEST	4/22/1982	586	989		011N	019W	0024	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 24: NE/4
OK5122769-001	OK	WASHITA	ANTLE, CLIFFORD M., ET UX	EXXON CORPORATION	4/16/1979	499	215		011N	019W	0024	SECTION 24-11N-19W: S/2 SW/4, EXCLUDING THE HULS 1-24 WELLBORE.
OK5122769-002	OK	WASHITA	GREGORY, LEOLA, A MARRIED WOMAN DEALING IN HER SOLE,SEP PROP	TXO PRODUCTION CORP	8/8/1983	628	675	8744	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: S/2 SW/4, LIMITED TO THE ALICE 2-24 AND ALICE 3-24 FROM THE SURFACE TO 13,045'.
OK5122769-003	OK	WASHITA	BRINTLE, WILLIAM H,A MARRIED MAN DEALING IN HIS SOLE,SEP,PRP	TXO PRODUCTION CORP	8/8/1983	628	695	8754	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: S/2 SW/4, LIMITED TO THE ALICE 2-24 AND ALICE 3-24 WELLBORE FROM THE SURFACE TO 13,045'.
OK5122769-004	OK	WASHITA	BOA, ETHEL B, A WIDOW	TXO PRODUCTION CORP	8/8/1983	628	673	8743	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 24 WEST SECTION 24: S/2 SW/4, LIMITED TO THE ALICE 2-24 AND ALICE 3-24 WELLBORE FROM THE SURFACE TO 13,045'.
OK5122769-005	OK	WASHITA	BRINTLE, GLADYS JANET, A WIDOW	TXO PRODUCTION CORP	8/8/1983	628	683	8748	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: S/2 SW/4, LIMITED TO THE WELLBORE OF THE ALICE 2-24 AND ALICE 3-24 FROM THE SURFACE TO 13,045'.
OK5122769-006	OK	WASHITA	MOAD, JERRY E,A MARRIED MAN DEALING IN HIS SOLE,SEP,PROPERTY	TXO PRODUCTION CORP	8/8/1983	628	679	8746	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: S/2 SW/4, LIMITED TO THE WELLBORE OF THE ALICE 2-24 AND ALICE 3-24 WELLS FROM THE SURFACE TO 13,045'.
OK5122769-007	OK	WASHITA	MOAD, SWITHIN L,A MARRIED MAN DEALING IN HIS SOLE,SEP,PROP	TXO PRODUCTION CORP	8/8/1983	628	677	8745	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: S/2 SW/4, LIMITED TO THE ALICE 2-24 AND ALICE 3-24 WELLBORE FROM THE SURFACE TO 13,045'.
OK5122769-008	OK	WASHITA	DEFFENBAUGH, TRENA MOAD,A MARRIED PERSON	TXO PRODUCTION CORP	8/8/1983	628	681	8747	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: S/2 SW/4, LIMITED TO THE ALICE 2-24 AND ALICE 3-24 WELLBORE FROM THE SURFACE TO 13,045'
OK5126438-001	OK	WASHITA	OCC #247529/CD #107170	TXO PRODUCTION CORP.	10/31/1983				011N	019W	0024

TOWNSHIP 11 NORTH, RANGE 19 WEST,

SECTION 24: UPPER TONKAWA (DOUGLAS), HOXBAR AND DES MOINES COMMON SOURCES UNDERLYING THE ENTIRE SECTION., LIMITED TO THE ALICE 2-24 AND ALICE 3-24 WELLBORES FROMTHE SURFACE TO 13,045'.

EXHIBIT A-2

(PUD Conveyance - Lease exhibit)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200025-001	OK	WASHITA	MCCORMICK, BARBARA ANN HOWE REVOCABLE TRUST	CHESAPEAKE EXPLORATION LP	5/23/2007	1087	462	I-2007-011138	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: LOTS 1, 2, 3, & E/2 OF LOT 4, S/2 NE/4, SE/4 NW/4, E/2 SW/4 NW/4
OK3200025-002	OK	WASHITA	HOWE, EUGENE MASON, II	CHESAPEAKE EXPLORATION LP	5/23/2007	1072	671	I-2007-005902	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: LOTS 1, 2, 3, & E/2 OF LOT 4, S/2 NE/4, SE/4 NW/4, E/2 SW/4 NW/4
OK3200025-004	OK	WASHITA	REGIER, CHARLES R & KATHY	CHESAPEAKE EXPLORATION LLC	7/23/2007	1082	289	I-2007-009329	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: LOT 1, LOT 2, S/2 NE/4, LOT 3, SE/4 NW/4 A/K/A E/2 NW/4, E/2 OF LOT 4, E/2 SW NW, SE/4
OK3200025-005	OK	WASHITA	REGIER, PHYLLIS MARLENE & DALE GENE REV	CHESAPEAKE EXPLORATION LLC	7/23/2007	1082	285	I-2007-009328	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-019	OK	WASHITA	HOOGE, LOIS J	CHESAPEAKE EXPLORATION LLC	1/28/2011	1196	404	I-2011-001956	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-020	OK	WASHITA	NICOL, EMILY AMBER DAVIDSON	CHESAPEAKE EXPLORATION LLC	12/28/2010	1196	407	I-2011-001957	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-021	OK	WASHITA	DAVIDSON, PHIL C	CHESAPEAKE EXPLORATION LLC	12/28/2010	1196	373	I-2011-001947	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-022	OK	WASHITA	RUTLEDGE, JEANEE E	CHESAPEAKE EXPLORATION LLC	12/28/2010	1196	376	I-2011-001948	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-023	OK	WASHITA	DAVIDSON, LARRY JON	CHESAPEAKE EXPLORATION LLC	12/28/2010	1196	379	I-2011-001949	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-024	OK	WASHITA	WHITE, ROZELL WILLEAN	CHESAPEAKE EXPLORATION LLC	12/28/2010	1196	615	I-2011-002026	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-025	OK	WASHITA	DAVIDSON, AARON ZACHARY	CHESAPEAKE EXPLORATION LLC	12/28/2010	1196	385	I-2011-001951	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-026	OK	WASHITA	REGIER, BRENT T	CHESAPEAKE EXPLORATION LLC	1/5/2011	1196	388	I-2011-001952	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-027	OK	WASHITA	TAYLOR, ROSALEE TUGWELL	CHESAPEAKE EXPLORATION LLC	1/5/2011	1196	392	I-2011-001953	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-028	OK	WASHITA	STOCKFISCH, CARLOYN K TUGWELL	CHESAPEAKE EXPLORATION LLC	1/5/2011	1196	396	I-2011-001954	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-029	OK	WASHITA	REIMER, SHERYL A	CHESAPEAKE EXPLORATION LLC	1/5/2011	1196	400	I-2011-001955	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-030	OK	WASHITA	REGIER, WALDEN J	CHESAPEAKE EXPLORATION LLC	1/5/2011	1197	689	I-2011-002796	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200170-004	OK	WASHITA	WAFUM-IV, INC	CHESAPEAKE EXPLORATION LLC	12/2/2010	1189	1055	I-2010-011039	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: E/2 SW/4
OK3200692-001	OK	WASHITA	HARMS, LEOTA H & LARRY	CHESAPEAKE EXPLORATION, LLC.	9/13/2007	1099	382	I-2007-011856	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W2SW
OK3200692-002	OK	WASHITA	ANDREWS, DELPHIA H & JIM	CHESAPEAKE EXPLORATION LLC	9/13/2007	1092	291	I-2007-012829	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-003	OK	WASHITA	HENNING, DELILA H & GUY	CHESAPEAKE EXPLORATION LLC	9/13/2007	1089	447	I-2007-011882	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-004	OK	WASHITA	BULLER, RONALD H & RUTH	CHESAPEAKE EXPLORATION LLC	9/13/2007	1089	840	I-2007-012038	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-005	OK	WASHITA	SCHMIDT FAMILY TRUST, DTD 2/14/03	CHESAPEAKE EXPLORATION LLC	9/13/2007	1089	384	I-2007-011857	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-006	OK	WASHITA	HARMS, LEOTA H AND LARRY	CHESAPEAKE EXPLORATION LLC	9/13/2007	1089	382	I-2007-011856	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200692-014	OK	WASHITA	SHELLEY FAMILY LLC	CHESAPEAKE EXPLORATION LLC	8/21/2009	1151	828	I-2009-008212	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-015	OK	WASHITA	MCCULLISS, PAUL L	CHESAPEAKE EXPLORATION LLC	9/29/2009	1149	960	I-2009-007590	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-016	OK	WASHITA	UNRUH LIVING TRUST AGREEMENT DTD 03-27-1996	CHESAPEAKE EXPLORATION LLC	11/18/2010	1198	375	I-2011-002993	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-017	OK	WASHITA	ZUERCHER, DWIGHT LOVING TR DTD 05/12/92	CHESAPEAKE EXPLORATION LLC	11/4/2010	1194	693	I-2011-001343	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-018	OK	WASHITA	ZUERCHER, WILMA LOVING TR DTD 05/12/92	CHESAPEAKE EXPLORATION LLC	11/4/2010	1198	372	I-2011002992	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-020	OK	WASHITA	HARMS FAMILY TRUST, THE U/D/O DECEMBER 8, 1993	CHESAPEAKE EXPLORATION LLC	11/23/2010	1201	499	I-2011-004035	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-021	OK	WASHITA	AVERY, ROBERT D	CHESAPEAKE EXPLORATION LLC	1/4/2011	1195	719	I-2011-001731	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-022	OK	WASHITA	SMITH, ANGELA M	CHESAPEAKE EXPLORATION LLC	12/15/2010	1201	602	I-2011-004062	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200105-001	OK	WASHITA	HORN, ARTHUR M LOVING TRUST ARTHUR M HORN TRUSTEE	CHESAPEAKE EXPLORATION LLC	8/22/2007	1085	245	I-2007-010391	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: E/2 SE/4
OK3200105-002	OK	WASHITA	HORN, SUSIE H LOVING TRUST DTD 3/25/91	CHESAPEAKE EXPLORATION LLC	8/22/2007	1085	247	I-2007-010392	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: E/2 SE/4
OK3200165-006	OK	WASHITA	PETERS, RUTH M TRUST DTD 10/13/88 AMENDED 1/23/90	CHESAPEAKE EXPLORATION LLC	1/7/2011	1194	253	I-2011-001201	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: LOT 2 SW/4 NE/4
OK3200165-007	OK	WASHITA	KOEHN, VERNA	CHESAPEAKE EXPLORATION LLC	12/20/2010	1197	154	I-2011-002652	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: LOT 2 (41.13), SW/4, NE/4
OK3200165-008	OK	WASHITA	MUENSCHER, JOHN	CHESAPEAKE EXPLORATION LLC	1/11/2011	1199	181	I-2011-003249	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: LOT 2 (41.13), SW/4 NE/4
OK3200165-009	OK	WASHITA	REIMER, GORDON W	CHESAPEAKE EXPLORATION LLC	12/23/2010	1197	41	I-2011-002618	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: LOT 2 (41.13), SW/4, NE/4
OK3200591-001	OK	WASHITA	BUIE, PATRICIA J	DALE FOLKS, LLC	1/22/2007	1065	135	I-2007-003129	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: SW/4, W/2 SE/4
OK3200591-002	OK	WASHITA	EVERETT, BLAKE A	DALE FOLKS, LLC	1/24/2007	1065	341	I-2007-003201	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: SW/4, W/2 SE/4
OK3200591-003	OK	WASHITA	EVERETT, CLARK J	DALE FOLKS, LLC	1/24/2007	1065	344	I-2007-003202	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: SW/4, W/2 SE/4
OK3200591-004	OK	WASHITA	EVERETT, LARRY	DALE FOLKS, LLC	1/22/2007	1065	156	I-2007-003136	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: SW/4, W/2 SE/4
OK3200591-005	OK	WASHITA	EVERETT LIVING TRUST	DALE FOLKS, LLC	1/22/2007	1065	153	I-2007-003135	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: W/2 SE/4
OK3200591-006	OK	WASHITA	EVERETT, NORMAN D TRUST	DALE FOLKS, LLC	1/24/2007	1062	713	I-2007-002193	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: W/2 SW/4
OK3200591-008	OK	WASHITA	VAN HOOZER, KRISTIE EVERETT	CHESAPEAKE EXPLORATION LLC	1/17/2011	1199	162	I-2011-003243	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: SW/4, W/2 SE/4
OK3200564-000	OK	WASHITA	BUNGARDT, ALFRED H TRUSTS A & B	DAVID S THOMPSON & ASSOCIATES	11/8/2006	1057	258	I-2007-00109	010N	017W	0003	TOWNSHIP 10 NORTH - RANGE 17 WEST SECTION 3: LOTS 3-4, S/2 NW/4, SW/4
OK3200677-001	OK	WASHITA	DICK, JAMES A	CHESAPEAKE EXPLORATION LLC	8/17/2007	1087	32	I-2007-010991	010N	017W	0003	TOWNSHIP 10 NORTH - RANGE 17 WEST SECTION 3: S/2 NE/4, ALL THAT PORTION OF N/2 NE/4 LYING W OF RAILROAD, SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200677-002	OK	WASHITA	POWELL SNOW, REBECCA D FORMERLY REBECCA D POWELL	CHESAPEAKE EXPLORATION LLC	8/17/2007	1087	28	I-2007-010990	010N	017W	0003	TOWNSHIP 10 NORTH - RANGE 17 WEST SECTION 3: S/2 NE/4, ALL THAT PORTION OF N/2 NE/4 LYING W OF RAILROAD, SE/4
OK3200800-000	OK	WASHITA	BORCHERS, MARTHA	DAVID S THOMPSON & ASSOCIATES	7/11/2007	1077	929	I-2007-007757	010N	017W	0003	TOWNSHIP 10 NORTH - RANGE 17 WEST SECTION 3: ALL OF LOT 1, ALL OF THAT PART OF LOT 2 LYING EAST OF THE ST. LOUIS AND SAN FRANCISCO RAILROAD RIGHT-OF-WAY IN THE NE/4
OK6200800-001	OK	WASHITA	OCC #576231/CD #201001916	COI/CELLC, APPLICANTS	6/16/2010	1204	655	I-2011-004812	010N	017W	0003	TOWNSHIP 10 NORTH - RANGE 17 WEST SECTION 3: ALL LIMITED TO VIRGILIAN, MISSOURIAN, & DES MOINES COMMON SOURCE OF SUPPLY
OK3200151-006	OK	WASHITA	FRIESEN, RAY & ALMA S	CHESAPEAKE EXPLORATION LLC	5/19/2008	1115	227	I-2008-007486	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 SE/4
OK3200151-007	OK	WASHITA	HIEBERT, VERA IRREVOCABLE TRUST AGREEMENT DTD 5/12/1987	CHESAPEAKE EXPLORATION LLC	8/6/2008	1116	125	I-2008-007816	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 SE/4
OK9270123-001	OK	WASHITA	BIA 14-20-205-13483	CROW CREEK ENERGY, LLC	7/19/2005			UNRECORDED	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: E/2 E/2 NW/4
OK9270124-001	OK	WASHITA	BIA 14-20-205-13484	CROW CREEK ENERGY, LLC	7/19/2005			UNRECORDED	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 NW/4 NW/4 NW/4 NW/4
OK9270126-001	OK	WASHITA	BIA 14-20-205-13481	CROW CREEK ENERGY, LLC	7/19/2005			UNRECORDED	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 E/2 NW/4
OK9270127-001	OK	WASHITA	BIA 14-20-205-13482	CROW CREEK ENERGY, LLC	7/19/2005			UNRECORDED	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4 NW/4, S/2 NW/4 NW/4, NE/4 NW/4 NW/4, E/2 NW/4 NW/4 NW/4, SW/4 NW/4 NW/4 NW/4, E/2 NW/4 NW/4 NW/4 NW/4
OK9270128-001	OK	WASHITA	BIA 14-20-205-13485	CROW CREEK ENERGY, LLC	7/19/2005			UNRECORDED	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SE/4 SE/4
OK9270129-001	OK	WASHITA	BIA 14-20-205-13486	CROW CREEK ENERGY, LLC	7/19/2005			UNRECORDED	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: NE/4 SE/4
OK9270333-001	OK	WASHITA	EDGAR, CURTIS W	PENN VIRGINIA MC ENERGY, LLC	6/10/2008	1115	212	I-2008-007481	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270334-001	OK	WASHITA	SAWATZKY, RAY P & JANET A	PENN VIRGINIA MC ENERGY, LLC	7/15/2008	1115	200	I-2008-007477	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4 SURFACE TO 17,032’
OK9270335-001	OK	WASHITA	EDGAR, SALLY	PENN VIRGINIA MC ENERGY, LLC	6/10/2008	1115	203	I-2008-007478	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270336-001	OK	WASHITA	PARKER, EVELYN M REV TR, EVELYN M PARKER, TRST	PENN VIRGINIA MC ENERGY, LLC	6/10/2008	1115	206	I-2008-007479	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270337-001	OK	WASHITA	EDGAR, ROBERT J	PENN VIRGINIA MC ENERGY, LLC	6/10/2008	1115	209	I-2008-007480	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270338-001	OK	WASHITA	KELTON, MARILYN	PENN VIRGINIA MC ENERGY, LLC	7/18/2008	1115	215	I-2008-007482	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270339-001	OK	WASHITA	MARTIN, KAREN	PENN VIRGINIA MC ENERGY, LLC	7/18/2008	1115	218	I-2008-007483	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270340-001	OK	WASHITA	SCHMIDT, RICK	PENN VIRGINIA MC ENERGY, LLC	7/18/2008	1115	221	I-2008-007484	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270340-002	OK	WASHITA	GREGG, C WEBER AND BEULAH J	TODCO PROPERTIES, INC	5/23/2008	1115	360	I-2008-007519	011N	016W	0009	TOWNSHIP 11 NORTH – RANGE 16 WEST SECTION 9: SW/4 INSOFAR AND ONLY INSOFAR AS TO THE HINZ USA #1-9H WELLBORE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270340-003	OK	WASHITA	SAWATZKY, ROY C	TODCO PROPERTIES, INC	6/10/2008	1115	321	I-2008-007509	011N	016W	0009	TOWNSHIP 11 NORTH – RANGE 16 WEST SECTION 9: SW/4 INSOFAR AND ONLY INSOFAR AS TO THE HINZ USA #1-9H WELLBORE
OK9270340-004	OK	WASHITA	SAWATZKY, ROBERT L	TODCO PROPERTIES, INC	6/10/2008	1116	28	I-2008-007791	011N	016W	0009	TOWNSHIP 11 NORTH – RANGE 16 WEST SECTION 9: SW/4 INSOFAR AND ONLY INSOFAR AS TO THE HINZ USA #1-9H WELLBORE
OK9270341-001	OK	WASHITA	HAMBROOK, VERA HIEBERT IREV TR AGREEMENT DTD 5/12/87	PENN VIRGINIA MC ENERGY, LLC	11/25/2008	1125	449		011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 SE/4
OK9270341-002	OK	WASHITA	HINZ, JOE B	TODCO PROPERTIES, INC	6/17/2008	1115	351	I-2008-007517	011N	016W	0009	TOWNSHIP 11 NORTH – RANGE 16 WEST SECTION 9: W/2 SE/4 INSOFAR AND ONLY INSOFAR AS TO THE HINZ USA #1-9H WELLBORE
OK9270342-001	OK	WASHITA	FRIESEN, RAY & ALMA S	PENN VIRGINIA MC ENERGY, LLC	6/26/2008	1115	227	I-2008-007486	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 SE/4
OK9270343-001	OK	WASHITA	SWITZER, LAURA F/K/A HIEBERT	PENN VIRGINIA MC ENERGY, LLC	6/26/2008	1115	224	I-2008-007485	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 SE/4
OK9270774-001	OK	WASHITA	SNIDER, DAVID B.	CJS PRODUCTION, LLC	6/19/2008	1188	681	I-2010-010545	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: NE/4
OK9270774-002	OK	WASHITA	SNIDER, MICHAEL G.	CJS PRODUCTION, LLC	6/19/2008	1188	681	I-2010-010545	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: NE/4
OK9270774-003	OK	WASHITA	SPRADLIN, KAREN J.	CJS PRODUCTION, LLC	6/19/2008	1188	681	I-2010-010545	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: NE/4
OK9270774-004	OK	WASHITA	SNIDER, DONALD W.	CJS PRODUCTION, LLC	6/19/2008	1188	681	I-2010-010545	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: NE/4
OK9270774-009	OK	WASHITA	OCC #561122/CD #200806786	COI & CELLC; APPLICANTS	10/21/2008				011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: ALL LIMITED TO PERMIAN, VIRGILIAN, MISSOURIAN & DES MOINES COMMON SOURCES OF SUPPLY
OK9270774-010	OK	WASHITA	SNIDER, LEON AND GWENETH	TODCO PROPERTIES, INC	6/12/2008	1115	138	I-2008-007461	011N	016W	0009	TOWNSHIP 11 NORTH – RANGE 16 WEST SECTION 9: NE/4 INSOFAR AND ONLY INSOFAR AS TO THE HINZ USA #1-9H WELLBORE
OK3200347-003	OK	WASHITA	VOTH, HILMAR LIFE ESTATE	CHESAPEAKE EXPLORATION LP	7/25/2006	1049	186	I-2006-008724	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4
OK3200347-004	OK	WASHITA	PENNER FARMS LLC	CHESAPEAKE EXPLORATION LLC	8/13/2009	1146	87	I-2009-006228	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4
OK3200347-005	OK	WASHITA	JANZ, DALE	CHESAPEAKE EXPLORATION LLC	8/19/2009	1165	253	I-2010-002747	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4
OK3200347-006	OK	WASHITA	JANZ, DANIEL	CHESAPEAKE EXPLORATION LLC	8/19/2009	1165	249	I-2010-002745	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4
OK3200347-007	OK	WASHITA	JANZ, DAVID	CHESAPEAKE EXPLORATION LLC	8/19/2009	1165	245	I-2010-002743	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4
OK3200347-008	OK	WASHITA	JANZ, GLORIA	CHESAPEAKE EXPLORATION LLC	8/19/2009	1165	251	I-2010-002746	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4
OK3200347-009	OK	WASHITA	WALTON, ROSALIE	CHESAPEAKE EXPLORATION LLC	8/19/2009	1165	247	I-2010-002744	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200668-004	OK	WASHITA	PRICE, BILL O REV TR, ETAL	CHESAPEAKE EXPLORATION, LLC	9/3/2010	1181	644	I-2010-008199	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SW/4
OK9270378-000	OK	WASHITA	BIA 14-20-205-14473	CHESAPEAKE EXPLORATION LLC	12/18/2009	1168	739	I-2010-003920	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: NE/4
OK9270380-000	OK	WASHITA	BIA 14-20-205-14474	CHESAPEAKE EXPLORATION LLC	12/18/2009	1169	993	I-2010-004416	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: N/2 N/2 NW/4 NW/4, N/2 NE/4 NW/4, N/2 S/2 NE/4 NW/4
OK5129091-007	OK	WASHITA	HARDWICK, BETH	CHESAPEAKE EXPLORATION LLC	3/3/2008	1106	64	I-2008-004141	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: E/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129091-008	OK	WASHITA	PITTMAN, HENRIETTA & JOHN I	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	61	I-2008-004140	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: E/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129091-009	OK	WASHITA	BEAVIN, RICK	CHESAPEAKE EXPLORATION LLC	3/3/2008	1107	895	I-2008-004829	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: E/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129091-010	OK	WASHITA	MCLAURIN, RUBY LEE & GEORGE K	CHESAPEAKE EXPLORATION LLC	7/8/2008	1116	153	I-2008-007828	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: E/2 SE/4
OK5129091-011	OK	WASHITA	STEWART, FRANKIE L A/K/A FRANKIE STEWART	CHESAPEAKE EXPLORATION LLC	6/27/2008	1116	161	I-2008-007831	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: E/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-007	OK	WASHITA	HARMS, MARTHA LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	6/16/2008	1112	294	I-2008-006486	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-008	OK	WASHITA	LEONARD & LINDA HARMS FAMILY, LLC	CHESAPEAKE EXPLORATION LLC	7/3/2008	1118	637	I-2008-008655	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-009	OK	WASHITA	SIMS, CAROL J REVOCABLE LIVING TRUST DTD 9/11/2007	CHESAPEAKE EXPLORATION LLC	7/10/2008	1118	641	I-2008-008657	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4
OK5129107-010	OK	WASHITA	HUNNICUTT, MARY JEAN A/K/A MARY JEAN ABRAHAMS	CHESAPEAKE EXPLORATION LLC	7/14/2008	1146	870	I-2009-006522	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4
OK5129107-011	OK	WASHITA	GORTON, SUSAN K A/K/A SUSAN K ABRAHAMS	CHESAPEAKE EXPLORATION LLC	7/14/2008	1117	460	I-2008-008257	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-012	OK	WASHITA	JANZEN, JANIE EILEEN	CHESAPEAKE EXPLORATION LLC	7/9/2008	1117	450	I-2008-008253	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-013	OK	WASHITA	KNIGHTSTEP, KATHLEEN G A/K/ A KATHLEEN G ABRAHAMS	CHESAPEAKE EXPLORATION LLC	7/14/2008	1117	475	I-2008-008263	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129107-014	OK	WASHITA	MITCHELL, PEGGY A A/K/ A PEGGY A ABRAHAMS	CHESAPEAKE EXPLORATION LLC	7/14/2008	1117	478	I-2008-008264	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-015	OK	WASHITA	BARRY, MARLENE ANN	CHESAPEAKE EXPLORATION LLC	7/9/2008	1118	604	I-2008-008641	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-016	OK	WASHITA	OCC #575421/CD #201001385	COI & CELLC, APPLICANTS	5/10/2010				011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 LIMITED TO THE PERMIAN, VIRGILIAN, MISSOURIAN & DES MOINES COMMON SOURCES OF SUPPLY
OK5129115-006	OK	WASHITA	CROWDER, CONNIE LYNN	CHESAPEAKE EXPLORATION LLC	7/29/2008	1114	382	I-2008-007197	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129115-007	OK	WASHITA	SHELTON, MARY DEANNE	CHESAPEAKE EXPLORATION LLC	7/28/2008	1114	385	I-2008-007198	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129115-008	OK	WASHITA	SNIDER, LARRY DEAN	CHESAPEAKE EXPLORATION LLC	7/29/2008	1114	388	I-2008-007199	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129115-009	OK	WASHITA	SNIDER, LEON & GWENETH	CHESAPEAKE EXPLORATION LLC	7/28/2008	1114	379	I-2008-007196	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129115-010	OK	WASHITA	BAHAN, W C FAMILY REV LIVING TRUST, ET AL	CHESAPEAKE EXPLORATION LLC	5/24/2010	1170	959	I-2010-004740	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM
OK9270379-000	OK	WASHITA	BIA 14-20-205-14475	CHESAPEAKE EXPLORATION LLC	12/18/2009	1169	989	I-2010-004415	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: SW/4
OK9270224-001	OK	WASHITA	SMITH, GLEN REVOCABLE TRUST DTD 4/30/1991	CHESAPEAKE EXPLORATION LLC	8/18/2008	1116	836	I-2008-008063	011N	016W	0016	TOWHSHIP 11 NORTH - RANGE 16 WEST SECTION 16: E/2 LTD TO 16,918’
OK9270224-002	OK	WASHITA	SHIPP, BRIAN N & JANE A	CHESAPEAKE EXPLORATION LLC	8/14/2008	1116	843	I-2008-08066	011N	016W	0016	TOWNSHIP 11 NORTH, RANGE 16 WEST SECTION 16: E/2 LTD TO 16,918’
OK9270224-003	OK	WASHITA	SHIPP, PATTIE J	CHESAPEAKE EXPLORATION LLC	8/14/2008	1116	841	I-2008-008065	011N	016W	0016	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 16: E/2 LTD TO 16,918’
OK9270225-001	OK	WASHITA	SMITH, ELMER TRUST DTD 1/13/1992	CHESAPEAKE EXPLORATION LLC	8/19/2008	1116	851	I-2008-008069	011N	016W	0016	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 16: W/2 LTD TO 16,918’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270225-002	OK	WASHITA	ELMER SMITH OIL COMPANY	CHESAPEAKE EXPLORATION LLC	8/19/2008	1116	839	I-2008-008064	011N	016W	0016

TOWNSHIP 11 NORTH - RANGE 16 WEST

SECTION 16: W/2, PROVIDED THAT THIS LEASE IS HERBY LIMITED TO 200 NET MINERAL ACRES OUT OF 240 NET MINERAL ACRES OWNED BY LESSOR, IT BEING THE INTENTION OF LESSOR TO EXCEPT 40 NET MINERAL ACRES FROM THIS LEASE. LTD TO 16,918’

OK9270138-002	OK	WASHITA	REINSCHMIEDT, EDWIN R	HARVEY E WHITE ENTERPRISES	2/9/1976	448	796	801	011N	016W	0021	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 21: NE/4, N/2 NW/4 LTD TO FORCE POOLED FMS (OCC #569643)
OK9270171-001	OK	WASHITA	STEHR, AGNES D 1992 REVOCABLE LIVING TRUST DTD 6/26/92	CHESAPEAKE EXPLORATION LLC	4/1/2008	1106	58	I-2008-004139	011N	016W	0021	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 21: SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM
OK9270171-002	OK	WASHITA	STEHR, DARRELL	CHESAPEAKE EXPLORATION LLC	4/1/2008	1106	55	I-2008-004138	011N	016W	0021	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 21: SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM
OK9270171-003	OK	WASHITA	STEHR, SYDNEY	CHESAPEAKE EXPLORATION LLC	4/1/2008	1106	52	I-2008-004137	011N	016W	0021	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 21: SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM
OK9270352-001	OK	WASHITA	GOERINGER, WALTER ROSS	TODCO PROPERTIES, INC	1/17/2008	1102	90	1-2008-002672	011N	016W	0021	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 21: SW/4 LTD TO S.E. OF 100’ BLW BASE OF DES MOINES GRANITE WASH FM (16,808’)
OK9270353-001	OK	WASHITA	SPERLE, BONNIE & ELGIN	TODCO PROPERTIES, INC	4/10/2008	1105	663	1-2008-003992	011N	016W	0021	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 21: SE/4 SURFACE TO 100’ BLW BASE OF DES MOINES FM
OK9270354-001	OK	WASHITA	OCC #569643/CD #200901402-T/O	SAMSON RESOURCES COMPANY	8/17/2009			UNRECORDED	011N	016W	0021	TOWNSHIP 11 NORTH - RAGNE 16 WEST SECTION 21: ALL LTD TO THE PERMIAN, VIRGILIAN, MISSOURIAN, AND DES MOINES
A01748-4740	OK	WASHITA	KING, MAUDE RUTH ET VIR	PALO DURO LAND COMPANY	11/2/1981	570	546		011N	016W	0022	NE/4 Sec. 22-11N-16W
A01748-4741	OK	WASHITA	KING , WILLIAM DON , TRUSTEE	PALO DURO LAND COMPANY	11/2/1981	571	474		011N	016W	0022	NE/4 Sec. 22-11N-16W
A01748-4742	OK	WASHITA	KING , WILLIAM DON	PALO DURO LAND COMPANY	11/2/1981	571	470		011N	016W	0022	NE/4 Sec. 22-11N-16W
A01748-4743	OK	WASHITA	KING , JIM DALE	PALO DURO LAND COMPANY	11/2/1981	571	466		011N	016W	0022	NE/4 Sec. 22-11N-16W
A01820-4745	OK	WASHITA	THOMPSON , OPAL	K. R. JAMES	11/20/1981	580	90		011N	016W	0022	SW/4 Sec. 22-11N-16W
A01820-4746	OK	WASHITA	THOMPSON , OPAL	AVANTI ENERGY CORPORATION	5/26/1982	594	204		011N	016W	0022	SW/4 Sec. 22-11N-16W
A01963-4747	OK	WASHITA	FRANSEN, ISAAC, ESTATE	WALTER B ANDERSON	2/16/1982	580	168		011N	016W	0022	SE/4 Sec. 22-11N-16W
A01963-4748	OK	WASHITA	GOODWIN , FRANCES L	MIKE*RAINBOLT	4/26/1977	467	929		011N	016W	0022	SE/4 Sec. 22-11N-16W
A01963-4749	OK	WASHITA	ZAHN , GEORGE O & LEE ELLA	MIKE RAINBOLT	4/13/1977	467	18		011N	016W	0022	SE/4 Sec. 22-11N-16W
A01963-4750	OK	WASHITA	VENABLE , ROBERT ALLEN	JACK B SMITH	2/22/1978	479	927		011N	016W	0022	SE/4 Sec. 22-11N-16W
A01963-4751	OK	WASHITA	HINZ , HENRY A , ET UX	RED LAND ENERGY COMPANY	5/19/1980	521	229		011N	016W	0022	S/2 SE/4 Sec. 22-11N-16W
A01963-4752	OK	WASHITA	HINZ , JOHN PAUL , ET UX	RED LAND ENERGY COMPANY	5/22/1980	520	841		011N	016W	0022	N/2 SE/4 Sec. 22-11N-16W
A01963-4753	OK	WASHITA	HINZ , JOE B , ET UX	RED LAND ENERGY COMPANY	5/9/1980	520	389		011N	016W	0022	S/2 SE/4 Sec. 22-11N-16W
D70L95-36578	OK	WASHITA	SNIDER, GEORGE P, ET UX	JACK B SMITH	6/1/1978	485	698		011N	016W	0022	T011N-R016W-22 S/2 NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK0006066-001	OK	WASHITA	OCC # 216402/CD # 95551	AVANTI ENERGY CORP, ETAL	5/19/1982				011N	016W	0022	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 22: ALL LIMITED TO PERMIAN, VIRGILIAN, MISSOURIAN, DES MOINES, ATOKA & MORROW COMMON SOURCES OF SUPPLY
OK0006066-002	OK	WASHITA	OCC # 511762/CD#200507082	SANGUINE GAS EXPLORATION	9/26/2006	1046	75	102006- 007596	011N	016W	0022	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 22: ALL LIMITED TO PERMIAN, VIRGILIAN, MISSOURIAN, DES MOINES, ATOKA & MORROW COMMON SOURCES OF SUPPLY
OK5490001-001	OK	WASHITA	BIA 14-20-205-7686	SMITH	1/31/1980	585	212	5725	011N	016W	0022	S2NW; 22-11N-16W
OK5490002-000	OK	WASHITA	HINZ, IRMA JEAN A/K/A ERMA	K R JAMES	2/27/1982	581	215	3793	011N	016W	0022	NWNW; 22-11N-16W
OK5490003-000	OK	WASHITA	HINZ, HENRY A & VERA HINZ	RED LAND ENERGY COMPANY	5/19/1980	521	232	4507	011N	016W	0022	NENW; 22-11N-16W
35-000773-002	OK	WASHITA	WILLIAMSON, MARYLIN JEAN LIV TR	CHESAPEAKE EXPLORATION, L.L.C.	7/6/2011	1206	85	I-2011-005126	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: SW, SE
35-000773-003	OK	WASHITA	HITCHCOCK, KEMBERLY & LOREN HITCHCOCK	CHESAPEAKE EXPLORATION, LLC	7/15/2011	1211	147	I-2011-006437	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: SE
35-001128-001	OK	WASHITA	SNIDER, BRIAN LEE	CHESAPEAKE EXPLORATION, LLC	7/8/2011	1206	89	I-2011-005127	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: NE
35-001129-001	OK	WASHITA	KREWALL, BRENDA RENE	CHESAPEAKE EXPLORATION, LLC	7/8/2011	1206	93	I-2011-005128	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: NE
35-001130-001	OK	WASHITA	SNIDER, LEON & GWYNETH	CHESAPEAKE EXPLORATION, LLC	7/6/2011	1206	97	I-2011-005129	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: NE
35-001551-001	OK	WASHITA	JOHNSON FAMILY TRUST	CHESAPEAKE EXPLORATION, L.L.C.	7/20/2011	1209	586	I-2011-005975	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: SE
OK9270074-004	OK	WASHITA	SCHWAB, ROBIN	CHESAPEAKE EXPLORATION LLC	6/20/2008	1114	401	I-2008-007205	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: SW/4
OK9270074-006	OK	WASHITA	SCHWAB, ROBIN LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	10/8/2008	1125	613	I-2008-011220	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: SW/4
OK9270074-007	OK	WASHITA	BRISTOW, BEVERLY A	CHESAPEAKE EXPLORATION LLC	6/24/2010	1178	973	I-2010-007389	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: SW/4
OK9270783-001	OK	WASHITA	BIA 14-20-205-14725	CHESAPEAKE EXPLORATION, LLC	8/31/2010	1193	754	I-2011-001024	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: AN UNDIVIDED 802/810 RESTRICTED INTEREST IN THE NW/4
OK9270892-001	OK	WASHITA	CHAPARRAL ROYALTY COMPANY	CHESAPEAKE EXPLORATION LLC	6/9/2011	1207	628	I-2011-005513	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: NE/4
OK9270892-002	OK	WASHITA	COLONIAL ROYALTIES LIMITED PARTNERSHIP	CHESAPEAKE EXPLORATION LLC	6/9/2011	1207	630	I-2011-005514	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: NE/4
OK9270892-003	OK	WASHITA	PENTAGON OIL COMPANY	CHESAPEAKE EXPLORATION LLC	6/9/2011	1207	632	I-2011-005515	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: NE/4
OK0011048-012	OK	WASHITA	GOERINGER, WALTER ROSS & DIANE	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	103	I-2008-004155	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: SE/4
OK0011048-013	OK	WASHITA	GOERINGER, AMANDA D	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	82	I-2008-004148	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: NW/4 LTD TO 17190’
OK0011048-014	OK	WASHITA	GOERINGER, JASON WALTER	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	85	I-2008-004149	011N	016W	0028	TOWNSHIP 11 N0RTH - RANGE 16 WEST SECITON 28: NW/4 LTD TO 17190’

8

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK0011048-015	OK	WASHITA	GOERINGER, LEO KEITH & SHERRI	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	106	I-2008-004156	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: SE/4 LTD TO 17190’
OK0011048-016	OK	WASHITA	GOERINGER, LEO KEITH & SHERRI	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	97	I-2008-004153	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: NW/4, E 53 1/3 ACS SW/4 LTD TO 17190’
OK0011048-017	OK	WASHITA	GOERINGER, LEO PAUL	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	88	I-2008-004150	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: NW/4 LTD TO 17190’
OK0011048-018	OK	WASHITA	GOERINGER, MATTHEW L	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	94	I-2008-004152	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECITON 28: NW/4 LTD TO 17190’
OK0011048-019	OK	WASHITA	GOERINGER, WALTER ROSS & DIANE	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	100	I-2008-004154	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: NW/4, E 53 1/3 ACS SW/4 LTD TO 17190’
OK9270065-001	OK	WASHITA	HUNTER, KAREN	CHESAPEAKE EXPLORATION LLC	3/24/2008	1106	172	I-2008-004180	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: E 53 1/3 ACRES SW/4
OK9270065-002	OK	WASHITA	LITTKE, RAYMOND & JUNE	CHESAPEAKE EXPLORATION LLC	6/16/2008	1114	403	I-2008-007206	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: W 53 1/3 AC OF SW/4 & CENTER 53 1/3 AC OF SW/4, (A/D/A 106.666667 AC OF SW/4) LTD TO 17,190’
OK9270065-003	OK	WASHITA	SHEPPARD, NANCY J	CHESAPEAKE EXPLORATION LLC	7/8/2008	1116	155	I-2008-007829	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 ACRES OF SW/4, CENTER 53 1/3 ACRES OF SW/4 LTD TO 17,190’
OK9270065-004	OK	WASHITA	R H VENABLE PROPERTIES, LTD	CHESAPEAKE EXPLORATION LLC	7/8/2008	1115	410	I-2008-007528	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: E/3 SW/4
OK9270065-005	OK	WASHITA	GODFREY, BRETT B	CHESAPEAKE EXPLORATION LLC	7/7/2008	1117	414	I-2008-008240	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 ACRES OF SW/4, CENTER 53 1/3 ACRES SW/4 LTD TO 17,190’
OK9270065-006	OK	WASHITA	LITTKE, PATRICIA	CHESAPEAKE EXPLORATION LLC	7/7/2008	1117	411	I-2008-008239	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 ACRES OF SW/4, CENTER 53 1/3 ACRES OF SW/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH FM
OK9270065-007	OK	WASHITA	LITTKE, MELISSA, PATRICIA LITTKE TESTAMENTARY TRUSTEE	CHESAPEAKE EXPLORATION LLC	7/7/2008	1117	417	I-2008-008241	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 ACRES OF SW/4, CENTER 53 1/3 ACRES OF SW/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH FM
OK9270065-008	OK	WASHITA	COLE, JULIA A	CHESAPEAKE EXPLORATION LLC	7/8/2008	1117	481	I-2008-008265	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: W 53 1/3 AC SW/4, C 53 1/3 AC SW/4 LTD TO 17,190’
OK9270065-009	OK	WASHITA	BALZER, RAYMA J	CHESAPEAKE EXPLORATION LLC	7/9/2008	1118	631	I-2008-008653	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 ACRES OF SW/4, CENTER 53 1/3 ACRES OF SW/4 LTD TO 17,190’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270065-010	OK	WASHITA	COLE, VICTOR L	CHESAPEAKE EXPLORATION LLC	7/14/2008	1117	447	I-2008-008252	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 OF THE SW/4, CENTER 53 1/3 ACRES OF SW/4 LTD TO 17,190’
OK9270065-011	OK	WASHITA	GODFREY, JAY D	CHESAPEAKE EXPLORATION LLC	7/9/2008	1118	615	I-2008-008645	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: W 53 1/3 AC SW/4, C 53 1/3 AC SW/4 LTD TO 17,190’
OK9270065-012	OK	WASHITA	SCHNEIDER, BENNIE RUE	CHESAPEAKE EXPLORATION LLC	7/23/2008	1119	677	I-2008-009064	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 ACRES OF SW/4, CENTER 53 1/3 ACRES SW/4 LTD TO 17,190’
OK9270065-013	OK	WASHITA	DICK, ARLOENE J	CHESAPEAKE EXPLORATION LLC	7/14/2008	1117	444	I-2008-008251	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 AC SW/4 & CENTER 53 1/3 AC SW/4 LTD TO 17,190’
OK9270068-001	OK	WASHITA	GOERINGER-DOSS, MARIYA ANN	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	91	I-2008-004151	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: NW/4 LTD TO 17190’
OK9270153-001	OK	WASHITA	ORR, JILL E	CHESAPEAKE EXPLORATION LLC	2/18/2008	1103	652	I-2008-003208	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: E 53 1/3 ACS SW/4 SURFACE TO 17,190
OK9270160-000	OK	WASHITA	MORRISON, KAY FRANCES	CHESAPEAKE EXPLORATION LLC	3/10/2008	1101	165	I-2008-002346	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: NE/4 SURFACE TO 17,190’
OK3200101-001	OK	WASHITA	BEHNKE, BERT	CHESAPEAKE EXPLORATION LLC	8/9/2007	1082	862	I-2007-009493	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: E/2 SE/4
OK3200101-002	OK	WASHITA	HIEBERT, LAVANDA A/K/A LAVANDA HEIBERT	CHESAPEAKE EXPLORATION LLC	8/9/2007	1082	868	I-2007-009495	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: E/2 SE/4
OK3200101-003	OK	WASHITA	BEHNKE, LARRY HEIR OF PHILIP G BEHNKE	CHESAPEAKE EXPLORATION LLC	8/9/2007	1083	610	I-2007-009776	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: E/2 SE/4
OK3200489-001	OK	WASHITA	GOERINGER, ELDON	CHESAPEAKE EXPLORATION LP	4/11/2007	1070	753	I-2007-005219	011N	016W	0031	TOWNSHIP 11 NORTH - 16 WEST SECTION 31: LOT 1, LOT 2, E/2 NW/4
OK3200489-002	OK	WASHITA	GARLING, PATRICIA	CHESAPEAKE EXPLORATION LP	4/11/2007	1070	755	I-2007-005220	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOT 1, LOT 2, E/2 NW/4
OK3200489-003	OK	WASHITA	LEWIS, LAVETA MAE	CHESAPEAKE EXPLORATION LP	4/11/2007	1072	834	I-2007-005968	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1 & 2 & E/2 NW/4
OK3200489-004	OK	WASHITA	FESSLER, NATALIE	CHESAPEAKE EXPLORATION LP	4/11/2007	1072	836	I-2007-005969	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1, 2 & E/2 NW/4
OK3200489-005	OK	WASHITA	INTEMANN, OLINDA	CHESAPEAKE EXPLORATION LP	4/11/2007	1070	764	I-2007-005224	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1 & 2 & E/2 NW/4
OK3200489-006	OK	WASHITA	JANTZ, RONALD K & DONNA F REV LIV TRUST DTD 6/27/00	CHESAPEAKE EXPLORATION LP	4/11/2007	1078	358	I-2007-007920	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1 & 2 & E/2 NW/4
OK3200489-007	OK	WASHITA	GOERINGER, SUSAN NICHOLE	CHESAPEAKE EXPLORATION LP	6/6/2007	1076	55	I-2007-007061	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 (A/D/A LOTS 1-2 & E/2 NW/4)
OK3200489-008	OK	WASHITA	GOERINGER, ELIZABETH	CHESAPEAKE EXPLORATION LP	6/6/2007	1076	494	I-2007-007237	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-009	OK	WASHITA	YOVANOFF, ROBERTA	CHESAPEAKE EXPLORATION LP	6/6/2007	1076	496	I-2007-007238	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1, 2, E/2 NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200489-010	OK	WASHITA	REECE, SYBIL MCCLAIN	CHESAPEAKE EXPLORATION LP	6/6/2007	1076	916	I-2007-007401	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-011	OK	WASHITA	PARISH, LILI A	CHESAPEAKE EXPLORATION LP	6/6/2007	1076	914	I-2007-007400	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 (A/D/A LOTS 1,2, E/2 NW/4)
OK3200489-012	OK	WASHITA	GOERINGER, GLENN S/P/A GLEN GOERINGER	CHESAPEAKE EXPLORATION LLC	8/15/2007	1082	841	I-2007-009481	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1,2, E/2 NW/4
OK3200489-013	OK	WASHITA	GOERINGER, BILL	CHESAPEAKE EXPLORATION LLC	8/15/2007	1084	49	I-2007-009944	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-014	OK	WASHITA	OLSON, ELAINE	CHESAPEAKE EXPLORATION LLC	8/14/2007	1084	55	I-2007-009947	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1 & 2, E/2 NW/4. LTD TO 17,080’
OK3200489-015	OK	WASHITA	GOERINGER, JERRY	CHESAPEAKE EXPLORATION LLC	8/15/2007	1083	612	I-2007-009777	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-016	OK	WASHITA	KOCH, KEITH ALLEN	CHESAPEAKE EXPLORATION LLC	8/14/2007	1082	824	I-2007-009474	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-017	OK	WASHITA	HUMBLE, LINDA PEGGY	CHESAPEAKE EXPLORATION LLC	8/15/2007	1084	45	I-2007-009942	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-018	OK	WASHITA	MANNING, CLYDENE	CHESAPEAKE EXPLORATION LLC	8/14/2007	1084	480	I-2007-010110	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, (A/D/A LOTS 1 & 2 & E/2 NW/4) LTD TO 17,080’
OK3200489-019	OK	WASHITA	MYERS, CHERYL	CHESAPEAKE EXPLORATION LLC	8/14/2007	1086	279	I-2007-010710	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1-2, E/2 NW/4 LTD TO 17,080’
OK3200489-020	OK	WASHITA	BARNES, DENNIS	CHESAPEAKE EXPLORATION LLC	8/14/2007	1084	508	I-2007-010121	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, (A/D/A LOTS 1-2, E/2 NW/4) LTD TO 17,080’
OK3200489-021	OK	WASHITA	HOAGLAND, WILMA S/P/ A WILMA HOGGLAND	CHESAPEAKE EXPLORATION LLC	8/15/2007	1085	21	I-2007-010306	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1,2, E/2 NW/4
OK3200489-022	OK	WASHITA	BOHL, NANCY A/ KA BOHLS, S/P/A BOLS	CHESAPEAKE EXPLORATION LLC	8/15/2007	1084	489	I-2007-010113	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 (A/D/A LOTS 1,2, E/2 NW/4)
OK3200489-023	OK	WASHITA	GOSS, BETTY LOU	CHESAPEAKE EXPLORATION LLC	11/28/2007	1096	662	I-2008-000877	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1, 2, E/2 NW/4 LTD TO SURFACE TO BASE OF DES MOINES FM
OK3200489-025	OK	WASHITA	KELLEY, J M & MARTHA 2005 LIVING TRUST	CHESAPEAKE EXPLORATION LLC	11/28/2007	1096	665	I-2008-000878	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1 & 2 & E/2 NW/4 LTD TO SURFACE TO BASE OF DES MOINES FM
OK3200489-026	OK	WASHITA	GODFREY, LYDIA	CHESAPEAKE EXPLORATION LLC	11/28/2007	1096	717	I-2008-000896	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-027	OK	WASHITA	WOLF, RICHARD JOHN	CHESAPEAKE EXPLORATION LLC	11/28/2007	1092	622	I-2007-012937	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1, 2, E/2 NW/4 LTD TO SURFACE TO BASE OF DES MOINES FM
OK3200489-028	OK	WASHITA	WOLF, EMANUEL JACOB, HEIR OF MARIE GOERINGER	CHESAPEAKE EXPLORATION LLC	11/28/2007	1098	15	I-2008-001403	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, & E/2 NW/4 LTD TO SURFACE TO BASE OF DES MOINES FM
OK3200489-029	OK	WASHITA	BOULTON, DOROTHY LOUISE	CHESAPEAKE EXPLORATION LLC	11/28/2007	1096	720	I-2008-000897	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, & E/2 NW/4 LTD TO SURFACE TO BASE OF DES MOINES FM

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200489-030	OK	WASHITA	GOERINGER, JON	CHESAPEAKE EXPLORATION LLC	2/21/2008	1103	661	I-2008-003211	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 17,080’
OK3200489-031	OK	WASHITA	VAN DUYNE, ROSALIE	CHESAPEAKE EXPLORATION LLC	2/21/2008	1103	664	I-2008-003212	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 17,080’
OK3200489-032	OK	WASHITA	GOERINGER, GARY	CHESAPEAKE EXPLORATION LLC	2/21/2008	1104	186	I-2008-003421	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 17,080’
OK3200489-033	OK	WASHITA	GOERINGER, RONALD	CHESAPEAKE EXPLORATION LLC	2/21/2008	1104	189	I-2008-003422	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 17,080’
OK3200489-034	OK	WASHITA	NORRIS, LINDA C, HEIR OF LEONA FLEMISTER, DECEASED	CHESAPEAKE EXPLORATION LLC	3/4/2008	1104	372	I-2008-003505	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-035	OK	WASHITA	INTEMANN, WAYNE L, HEIR OF LEONA FLEMISTER, DECEASED	CHESAPEAKE EXPLORATION LLC	3/4/2008	1104	372	I-2008-003508	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-036	OK	WASHITA	GOERINGER, ALICE REVOCABLE LIVING TRUST DTD 10/22/99	CHESAPEAKE EXPLORATION LLC	3/3/2008	1106	121	I-2008-004161	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-037	OK	WASHITA	GOERINGER, ERVIN E REVOCABLE LIVING TRUST DTD 10/22/99	CHESAPEAKE EXPLORATION LLC	3/3/2008	1106	124	I-2008-004162	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-038	OK	WASHITA	GOERINGER, HELEN JEAN, HEIR OF LEONA FLEMISTER	CHESAPEAKE EXPLORATION LLC	3/4/2008	1104	377	I-2008-003507	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-039	OK	WASHITA	BARBER, JANICE F/K/ A JANICE ZERBY	CHESAPEAKE EXPLORATION LLC	2/21/2008	1106	127	I-208-004163	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 A/D/A NW/4 SURFACE TO 17,080’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200489-040	OK	WASHITA	ELLISON, JEANETTE K, HEIR OF LEONA FLEMISTER, DECEASED	CHESAPEAKE EXPLORATION LLC	3/4/2008	1106	118	I-2008-004160	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-041	OK	WASHITA	GOERINGER, MICHAEL, HEIR OF EUGENE FLEMISTER, DECEASED	CHESAPEAKE EXPLORATION LLC	3/4/2008	1106	115	I-2008-004159	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-042	OK	WASHITA	VAN DUYNE, CHERYL A/ K/A CHERY VAN DUYNE	CHESAPEAKE EXPLORATION LLC	2/21/2008	1106	112	I-2008-004158	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 A/D/A NW/4 SURFACE TO 17,080’
OK3200489-043	OK	WASHITA	RAMSEY, ROBIN	CHESAPEAKE EXPLORATION LLC	2/21/2008	1106	130	I-2008-004164	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 17,080’
OK3200489-044	OK	WASHITA	FRERICHS, DAVID, HEIR OF LEONA FLEMISTER, DECEASED	CHESAPEAKE EXPLORATION LLC	3/4/2008	1106	109	I-2008-004157	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-045	OK	WASHITA	GALBRAITH, KAREN, F/K/ A KAREN COTTRELL	CHESAPEAKE EXPLORATION LLC	2/21/2008	1107	910	I-2008-004834	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 17,080’
OK3200489-046	OK	WASHITA	INTEMANN, OLINDA I	CHESAPEAKE EXPLORATION LLC	3/4/2008	1108	729	I-2008-005156	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-048	OK	WASHITA	GOERINGER, STEVE, HEIR OF LEONA FLEMISTER, DECEASED	CHESAPEAKE EXPLORATION LLC	3/31/2008	1108	732	I-208-005157	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-049	OK	WASHITA	GOERINGER, STEVE KEITH, HEIR OF EUGENE GOERINGER, DECD	CHESAPEAKE EXPLORATION LLC	3/31/2008	1108	735	I-2008-005158	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-050	OK	WASHITA	GOERINGER, HELEN JEAN, HEIR OF EUGENE GOERINGER, DECD	CHESAPEAKE EXPLORATION LLC	3/31/2008	1107	916	I-2008-004836	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-051	OK	WASHITA	GOERINGER, MICHAEL JAMES, HEIR OF EUGENE GOERINGER	CHESAPEAKE EXPLORATION LLC	3/31/2008	1110	924	I-2008-005947	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200489-052	OK	WASHITA	GOERINGER, GREGORY LYNN	CHESAPEAKE EXPLORATION LLC	3/31/2008	1108	745	I-2008-005161	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4, A/D/A NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200500-001	OK	WASHITA	REGIER, CHARLES R & KATHY	CHESAPEAKE EXPLORATION LP	4/10/2007	1069	744	I-2007-004867	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOT 3 & LOT 4 AND E/2 SW/4
OK3200500-002	OK	WASHITA	REGIER, DALE G & PHYLLIS M REV TR	CHESAPEAKE EXPLORATION LP	4/10/2007	1069	740	I-2007-004866	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOT 3 & LOT 4 AND E/2 SW/4
OK3200672-000	OK	WASHITA	ROSE, STANLEY	CHESAPEAKE EXPLORATION LLC	8/22/2007	1085	18	I-2007-010305	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NE/4 LTD TO 17,080’
OK3200754-001	OK	WASHITA	MORGAN, MICHAEL DAVID & GRETTA SUZANNE	CHESAPEAKE EXPLORATION LLC	11/19/2007	1143	143	I-2009-005352	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: SE/4
OK3200754-002	OK	WASHITA	BURNETT, JOHN R & DEANE	CHESAPEAKE EXPLORATION LLC	11/19/2007	1180	899	I-2010-007966 (CORRECTED)	011N	016W	0031	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 31: SE/4
OK9270168-001	OK	WASHITA	TAYLOR, BILL E & ELEANOR L FAMILY TRUST	CHESAPEAKE EXPLORATION LLC	7/15/2008	1121	559	I-2008-009986	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES FM
OK9270168-003	OK	WASHITA	TAYLOR, LOUIS E	CHESAPEAKE EXPLORATION LLC	3/7/2008	1108	212	I-2008-004974	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK9270168-004	OK	WASHITA	SCHULZ, DIANA T	CHESAPEAKE EXPLORATION LLC	3/7/2008	1108	741	I-2008-005160	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK9270168-006	OK	WASHITA	SCHULZ, MICHAEL K	CHESAPEAKE EXPLORATION LLC	3/7/2008	1108	204	I-2008-004972	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK9270168-008	OK	WASHITA	SCHULZ, MARK N	CHESAPEAKE EXPLORATION LLC	3/7/2008	1108	208	I-2008-004973	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK9270168-009	OK	WASHITA	VICKERS, REBECCA ANN, NEE REBECCA ANN HUNZINGER	CHESAPEAKE EXPLORATION LLC	7/24/2008	1118	618	I-2008-008646	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4
OK9270168-010	OK	WASHITA	HUNZICKER, FREDERICK WILLIAM IREV TRUST	CHESAPEAKE EXPLORATION LLC	7/30/2008	1121	557	I-2008-009985	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4
OK9270168-013	OK	WASHITA	BICKELMANN, CYNTHIA E, F/ K/A CYNTHIA E TAYLOR	CHESAPEAKE EXPLORATION LLC	7/15/2008	1121	563	I-2008-009987	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES FM
OK9270168-014	OK	WASHITA	OCC #568832/CD #200901490	COI-CELLC	7/6/2009	1161	50	I-2010-001282	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: ALL LTD TO PERMIAN, VIRGILIAN, MISSOURIAN, AND DES MOINES

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270168-015	OK	WASHITA	GOERINGER, DANNIE	QUESTAR EXPLORATION & PRODUCTION CO	6/12/2008	1110	999	I-2008-005974	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1,2, E/2 NW/4 (A.K.A NW/4)
OK9270168-016	OK	WASHITA	GLASSCOCK, DANA L	QUESTAR EXPLORATION & PRODUCTION CO	6/12/2008	1112	227	I-2008-006461	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1,2, E/2 NW/4 (A.K.A NW/4)
OK9270168-017	OK	WASHITA	GOERINGER, LINDA ANN	QUESTAR EXPLORATION & PRODUCTION CO	6/12/2008	1112	341	I-2008-006504	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1,2, E/2 NW/4 (A.K.A NW/4)
OK9270168-018	OK	WASHITA	KINNIBURGH, MARY ALICE	QUESTAR EXPLORATION & PRODUCTION CO	6/9/2008	1117	627		011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4, E/2 SE/4
OK9270168-019	OK	WASHITA	HUNZICKER, WALTER THOMAS	QUESTAR EXPLORATION & PRODUCTION CO	6/9/2008	1116	240	I-2008-007664	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4, E/2 SE/4 (A.K.A. SE/4)
OK3200471-001	OK	WASHITA	MCCORMICK, BARBARA A	CHESAPEAKE EXPLORATION LP	3/28/2007	1068	772	I-2007-004500	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: E/2 SW/4
OK3200471-002	OK	WASHITA	HOWE II, EUGENE MASON	CHESAPEAKE EXPLORATION LP	3/28/2007	1072	838	I-2007-005970	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: SW/4
OK3200492-001	OK	WASHITA	MCCORMICK, BARBARA ANN HOWE REVOCABLE TRUST	CHESAPEAKE EXPLORATION LP	3/28/2007	1069	386	I-2007-004736	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: W/2 SW/4
OK3200493-007	OK	WASHITA	WILLIAMSON, MARYLIN JEAN LIVING TR	CHESAPEAKE EXPLORATION LP	4/9/2007	1070	749	I-2007-005217	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: NW/4, N/2 SE/4
OK3200493-019	OK	WASHITA	JOHNSON, TOM MICHAEL	CHESAPEAKE EXPLORATION LLC	4/11/2008	1108	756	I-2008-005166	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: NW/4, N/2 SE/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES FM.
OK3200493-020	OK	WASHITA	RHODES, NANCY LEA	CHESAPEAKE EXPLORATION LLC	4/11/2008	1108	762	I-2008-005168	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: NW/4, N/2 SE/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES FM.
OK3200493-021	OK	WASHITA	MJ & E, LLC, OKLAHOMA LIMITED LIABILITY COMPANY	CHESAPEAKE EXPLORATION LLC	4/11/2008	1108	759	I-2008-005167	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: NW/4, N/2 SE/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES FM.
OK3200493-022	OK	WASHITA	HARMON, PEARL M & JULIA J FOUNDATION, INC	CHESAPEAKE EXPLORATION LLC	4/25/2008	1108	754	I-2008-005165	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: N/2 SE/4
OK9270117-001	OK	WASHITA	GOERINGER, LEO KEITH	CHESAPEAKE EXPLORATION LLC	2/14/2008	1099	341	I-2008-001864	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: NE/4 SURFACE TO 17,205’
OK9270117-002	OK	WASHITA	GOERINGER, WALTER ROSS & DIANE	CHESAPEAKE EXPLORATION LLC	2/14/2008	1099	350	I-2008-001867	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: NE/4 SURFACE TO 17,205’
OK9270232-001	OK	WASHITA	BIA 14-20-205-14207	CHESAPEAKE EXPLORATION LLC	3/6/2008	1119	527	I-2008-009005	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: S/2 SE/4
OK9270383-000	OK	WASHITA	OCC #567975/CD #200901211	COI & CELLC, APPLICANTS	5/28/2009				011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: ALL LIMITED TO THE PERMIAN, VIRGILIAN, MISSOURIAN AND DES MOINES COMMON SOURCES OF SUPPLY
OK9270253-001	OK	WASHITA	SISNEY, ROBIN J F/ K/A MARTIN	CROW CREEK ENERGY, LLC	10/15/2005	1024	99	I-2005-008372	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: SW/4
OK9270253-002	OK	WASHITA	LOBLEY, ROWENA & JERRY	CROW CREEK ENERGY, LLC	9/27/2005	1020	973	I-2005-007139	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270253-003	OK	WASHITA	TRIANGLE ROYALTY CORPORATION	CROW CREEK ENERGY, LLC	9/13/2005	1021	885	I-2005-007478	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: SW/4
OK9270253-004	OK	WASHITA	SHEETS, AILEEN KWAI-SIM	CROW CREEK ENERGY, LLC	9/27/2005	1023	695	I-2005-008212	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: SW/4
OK9270253-005	OK	WASHITA	REINSCHMIEDT, LARRY	CROW CREEK ENERGY, LLC	9/28/2005	1020	975	I-2005-007140	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: SE/4
OK9270253-006	OK	WASHITA	SAWATZKY, A REV TR DTD 3/18/98, ALNITA SAWATZKY, TRST	CROW CREEK ENERGY, LLC	9/28/2005	1021	541	I-2005-007360	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: LOTS 3, 4, S/2 NW/4, SW/4
OK9270253-007	OK	WASHITA	RJL INVESTMENTS LTD PARTNERSHIPS I	CROW CREEK ENERGY, LLC	9/28/2005	1021	539	I-2005-007359	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: LOTS 1, 2, S/2 NE/4, LOTS 3, 4, S/2 NW/4, SW/4, SE/4
OK3200674-001	OK	WASHITA	BELTER, CHARLES LEROY	CROW CREEK ENERGY, LLC	9/24/2005	1021	543	I-2005-007361	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 6, NE/4 SW/4, N/2 SE/4
OK3200674-002	OK	WASHITA	BELTER, GARY M	CROW CREEK ENERGY, LLC	9/24/2005	1021	545	I-2005-007362	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 6, NE/4 SW/4, N/2 SE/4
OK3200701-001	OK	WASHITA	COLE II, VICTOR LOUIS, HEIR OF SANDRA J LITTKE COLE	CHESAPEAKE EXPLORATION LLC	10/8/2007	1090	469	I-2007-012272	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4 LTD TO 17,150’
OK3200701-002	OK	WASHITA	SHEPPARD, NANCY J & KERMET	CROW CREEK ENERGY, LLC	10/17/2005	1022	1030	I-2005-007958	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-003	OK	WASHITA	DICK, AROLENE J & GILBERT	CROW CREEK ENERGY, LLC	10/17/2005	1022	1032	I-2005-007959	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-004	OK	WASHITA	LITTKE, RUBEN B LIVING TR DTD 06/04/97	CROW CREEK ENERGY, LLC	10/17/2005	1023	327	I-2005-008082	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-005	OK	WASHITA	SCHNEIDER, BENNIE RUE & PHIL	CROW CREEK ENERGY, LLC	10/17/2005	1023	324	I-2005-008081	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-006	OK	WASHITA	LITTKE, OLLIE EVELYN LIV TR DTD 06/04/97	CROW CREEK ENERGY, LLC	10/17/2005	1023	321	I-2005-008080	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-007	OK	WASHITA	BALZER, RAYMA J & JIMMY	CROW CREEK ENERGY, LLC	10/17/2005	1022	1028	I-2005-007957	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-008	OK	WASHITA	LITTKE, PATRICIA ANN	CROW CREEK ENERGY, LLC	10/17/2005	1022	1026	I-2005-007956	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-009	OK	WASHITA	LITTKE, MELISSA TR, PATRICIA LITTKE TRST	CROW CREEK ENERGY, LLC	10/17/2005	1022	1024	I-2005-007955	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-010	OK	WASHITA	GODFREY, JAY DOUGLAS	PENN VIRGINIA MC ENERGY, LLC	4/21/2008	1117	256	I-2008-008189	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4 A/D/A S/2 S/2
OK3200701-011	OK	WASHITA	GODFREY, BRETT BENJAMIN	PENN VIRGINIA MC ENERGY, LLC	4/21/2008	1117	258	I-2008-008190	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4, A/D/A S/2 S/2
OK9270004-001	OK	WASHITA	LITTKE, RAYMOND AND JUNE	CROW CREEK ENERGY, LLC	10/17/2005	1022	1021	I-2005-007954	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK9270275-001	OK	WASHITA	WEIL, ALLAN L & ELWINNA	CROW CREEK ENERGY, LLC	10/7/2005	1022	959	I-2005-007922	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 3-5, SE/4 NW/4
OK9270275-002	OK	WASHITA	WEIL, DWAIN R & RHONDA	CROW CREEK ENERGY, LLC	10/7/2005	1022	955	I-2005-007920	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 3-5, SE/4 NW/4
OK9270275-003	OK	WASHITA	COURNEYA, EDNA M A/K/A EDNA MAE COURNEYA	CROW CREEK ENERGY, LLC	10/18/2005	1022	950	I-2005-007918	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 3-5, SE/4 NW/4
OK9270275-004	OK	WASHITA	MCMILLEN, LUVERNE E	CROW CREEK ENERGY, LLC	10/18/2005	1022	947	I-2005-007917	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 3-5, SE/4 NW/4
OK9270276-001	OK	WASHITA	REINSCHMIEDT, LARRY	CROW CREEK ENERGY, LLC	9/28/2005	1021	419	I-2005-007307	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 1-2, S/2 NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270276-002	OK	WASHITA	RJL INVESTMENTS LIMITED PTRNSHP	CROW CREEK ENERGY, LLC	9/28/2005	1021	417	I-2005-007306	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 1-2, S/2 NE/4
OK9270277-001	OK	WASHITA	OCC #556807/CD #200803591	COI-CELLC	7/17/2008				011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: ALL LTD TO VIRGILIAN, MISSOURIAN, DES MOINES COMMON SOURCES OF SUPPLY
OK3200497-001	OK	WASHITA	RJL INVESTMENT LTD PARTNERSHIP I	CHESAPEAKE EXPLORATION LP	4/10/2007	1021	415		011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4 LTD TO 17,130’
OK3200497-002	OK	WASHITA	PANKRATZ, GLADYS MARIE AND HERMAN DWAYNE	CROW CREEK ENERGY, LLC	10/12/2005	1021	892	I-2005-007482	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4, L/E RAILROAD RIGHT-OF-WAY
OK3200497-003	OK	WASHITA	MOORE, MARSHA D	CROW CREEK ENERGY, LLC	10/17/2005	1022	102	I-2005-007577	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4, L/E RAILROAD RIGHT-OF-WAY
OK3200497-004	OK	WASHITA	ROSS, WALTER R	CROW CREEK ENERGY, LLC	10/17/2005	1022	100	I-2007-007576	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4, L/E RAILROAD RIGHT-OF-WAY
OK3200497-005	OK	WASHITA	REINSCHMIEDT, YNEZ, ET AL	CROW CREEK ENERGY, LLC	10/12/2005	1022	398	I-2005-007692	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4, L/E RAILROAD RIGHT-OF-WAY
OK3200497-006	OK	WASHITA	REINSCHMIEDT, DONALD RAY AND ZULLY, ET AL	CROW CREEK ENERGY, LLC	10/12/2005	1022	402	I-2005-007693	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4, L/E RAILROAD RIGHT-OF-WAY
OK3200497-007	OK	WASHITA	HOWARD, EDNA DELORES & DONALD	CROW CREEK ENERGY, LLC	10/12/2005	1021	735	I-2005-007432	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4
OK3200497-008	OK	WASHITA	DICK, VERA LEE & PAUL E	CROW CREEK ENERGY, LLC	10/12/2005	1021	739	I-2005-007434	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4
OK3200497-009	OK	WASHITA	ROSS, CLARA MARIE	CROW CREEK ENERGY, LLC	10/12/2005	1021	733	I-2005-007431	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4
OK3200497-010	OK	WASHITA	REINSCHMIEDT, JOHN	CROW CREEK ENERGY, LLC	10/12/2005	1021	737	I-2005-007433	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4
OK3200497-011	OK	WASHITA	NEUMAN, LILLIAN & JOHN	CROW CREEK ENERGY, LLC	10/12/2005	1022	407	I-2005-007695	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4
OK3200570-001	OK	WASHITA	EPPERSON, EILEEN	CHESAPEAKE EXPLORATION LP	5/3/2007	1104	359	CORRECTION	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SE/4
OK3200570-002	OK	WASHITA	WESSNER, RONALD L	CROW CREEK ENERGY, LLC	10/17/2005	1022	98	I-2005-007575	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: N/2 NW/4, L/E THE RR ROW, NW/4 NE/4, S/2 NE/4, E/2 SE/4, W/2 SE/4, S/2 NW/4, L/E RR ROW
OK3200570-003	OK	WASHITA	PHELPS, ANDREW RUSSELL	CHESAPEAKE EXPLORATION LLC	10/19/2007	1092	924	I-2007-013035	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SE/4
OK3200570-004	OK	WASHITA	PHELPS, CAROL	CHESAPEAKE EXPLORATION LP	5/3/2007	1099	384	I-2008-001882	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: E/2 SE/4
OK3200570-005	OK	WASHITA	SMITH, GAIL PHELPS	CHESAPEAKE EXPLORATION LP	5/3/2007	1098	445	I-2008-001565	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: E/2 SE/4
OK3200570-007	OK	WASHITA	WESSNER, CHARLES R	CROW CREEK ENERGY, LLC	10/17/2005	1022	154	I-2005-007595	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: N/2 NW/4, NW/4 NE/4, S/2 NE/4, E/2 SE/4, W/2 SE/4, S/2 NW/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK3200570-008	OK	WASHITA	JONES, KRISTA M	CROW CREEK ENERGY, LLC	10/25/2005	1023	332	I-2005-008084	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: N/2 NW/4, NW/4 NE/4, S/2 NE/4, E/2 SE/4, W/2 SE/4, S/2 NW/4, AS MORE FULLY DESCRIBED IN SAID LEASE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200570-009	OK	WASHITA	FORD OIL & GAS TRUST	CROW CREEK ENERGY, LLC	10/25/2005	1023	181	I-2005-008037	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: N/2 NW/4, NW/4 NE/4, S/2 NE/4, E/2 SE/4, W/2 SE/4, S/2 NW/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK3200570-010	OK	WASHITA	JONES, JOE R	CROW CREEK ENERGY, LLC	10/25/2005	1023	930	I-2005-008298	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: N/2 NW/4, NW/4 NE/4, S/2 NE/4, E/2 SE/4, W/2 SE/4, S/2 NW/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK3200570-011	OK	WASHITA	GARRISON, GRETCHEN L	CROW CREEK ENERGY, LLC	11/8/2005	1023	928	I-2005-008297	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: N/2 NW/4, NW/4 NE/4, S/2 NE/4, E/2 SE/4, W/2 SE/4, S/2 NW/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK3200570-012	OK	WASHITA	KEENAN, THOMPSON & JANICE TRUST DTD 5/5/03	CROW CREEK ENERGY, LLC	10/20/2005	1022	405	I-2005-007694	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NE/4
OK3200570-013	OK	WASHITA	KEENAN, ALLEN C	CROW CREEK ENERGY, LLC	10/20/2005	1023	330	I-2005-008083	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NE/4
OK3200570-014	OK	WASHITA	KEENAN, BARRY STUART	JMA ENERGY COMPANY, LLC	4/16/2006	1040	62	I-2006-005316	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NE/4, S/2 NW/4, LESS RAILROAD ROW
OK3200570-015	OK	WASHITA	BRADY, CONSTANCE KEENAN	JMA ENERGY COMPANY, LLC	4/19/2006	1037	279	I-2006-004254	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NE/4, S/2 NW/4, LESS RAILROAD ROW
OK3200570-016	OK	WASHITA	KEENAN, RICHARD S	JMA ENERGY COMPANY, LLC	4/19/2006	1037	283	I-2006-004256	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NE/4, S/2 NW/4, LESS RAILROAD ROW
OK3200570-017	OK	WASHITA	RICHMOND, VIRGINIA D	JMA ENERGY COMPANY, LLC	4/19/2006	1037	281	I-2006-004255	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NE/4, S/2 NW/4, LESS RAILROAD ROW
OK3200570-018	OK	WASHITA	BEVERLY OIL COMPANY	JMA ENERGY COMPANY, LLC	3/8/2006	1032	463	I-2006-002342	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NW/4 NE/4, E/2 SE/4, N/2 NW/4 LESS RAILROAD ROW
OK5129404-001	OK	WASHITA	ST/OK - CLO CS-25328	CHESAPEAKE EXPLORATION LP	1/31/2006	1030	1021	I-2006-001795	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NW/4 LESS 10.46 ACRES FOR RAILROAD COVERS FROM SURFACE TO BASE OF THE DES MOINES GRANITE WASH FM
OK5129404-002	OK	WASHITA	KEENAN, THOMPSON & JANICE M TRUST DTD 5/5/03	CROW CREEK ENERGY, LLC	10/20/2005	1022	156	I-2005-007596	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NW/4, L/E RR ROW
OK5129404-003	OK	WASHITA	KEENAN, ALLEN C	CROW CREEK ENERGY, LLC	10/20/2005	1023	183	I-2005-008038	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NW/4, L/E RR ROW
OK5129405-001	OK	WASHITA	ST/OK - CLO CS-25327	CHESAPEAKE EXPLORATION LP	1/31/2006	1030	1024	I-2006-001796	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NW/4 NE/4, S/2 NE/4 COVERS FROM SURFACE TO BASE OF THE DES MOINES GRANITE WASH FM
OK9270122-001	OK	WASHITA	MIRTZ, BENJAMIN F & GWENDOLYN	CROW CREEK ENERGY, LLC	10/12/2005	1021	894	I-2005-007483	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NE/4 NE/4
OK9270122-002	OK	WASHITA	SANDERS, LEONA & ERNEST	CROW CREEK ENERGY, LLC	10/12/2005	1022	96	I-2005-007574	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NE/4 NE/4
OK9270122-003	OK	WASHITA	DUDGEON, MARILYN KAY	CROW CREEK ENERGY, LLC	10/27/2005	1022	953	I-2005-007919	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NE/4 NE/4
OK9270122-004	OK	WASHITA	MUELLER, DARROLD JOHN & ELAINE	CROW CREEK ENEGY, LLC	10/27/2005	1024	690	I-2005-008572	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NE/4 NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270185-000	OK	WASHITA	OCC #549528/CD #200708233	COI/CELLC	1/31/2008				011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: ALL, COVERS ALL RIGHTS TO THE TONKAWA, MISSOURIAN GRANITE WASH & DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY
OK3200631-001	OK	WASHITA	MIRTZ, GWENDOLYN AND BENJAMIN F	FLATLANDS LAND COMPANY	6/21/2004	992	537	I-2004-006124	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4, N/2 NW/4, SE/4 NW/4
OK3200631-002	OK	WASHITA	DUDGEON, MARILYN KAY AND JERRY	FLATLANDS LAND COMPANY	7/12/2004	992	539	I-2004-006125	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4, N/2 NW/4, SE/4 NW/4
OK3200631-003	OK	WASHITA	MUELLER, DARROLD JOHN	FLATLANDS LAND COMPANY	8/27/2004	995	378	I-2004-007098	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: N/2 NW/4, SE/4 NW/4, SW/4
OK9270131-001	OK	WASHITA	STEIGMAN, GILBERT LELAND & VIOLA	FLATLANDS LAND COMPANY	8/27/2004	995	380	I-2004-007099	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SE/4
OK9270132-001	OK	WASHITA	SANDERS, LEONA & ERNEST	FLATLANDS LAND COMPANY	6/21/2004	992	535	I-2004-006123	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4, N/2 NW/4, SE/4 NW/4
OK9270133-001	OK	WASHITA	GARRISON, GRETCHEN	JMA ENERGY COMPANY, LLC	2/20/2006	1033	658	I-2006-002814	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4 NW/4
OK9270133-002	OK	WASHITA	BARTLETT, MARY, BEVERLY OIL COMPANY	JMA ENERGY COMPANY, LLC	2/13/2006	1031	79	I-2006-001821	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4 NW/4
OK9270133-003	OK	WASHITA	FORD OIL & GAS TRUST	JMA ENERGY COMPANY, LLC	12/30/2005	1027	731	I-2006-000744	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4 NW/4
OK9270133-004	OK	WASHITA	ST/OK - CS-25459	JMA ENERGY COMPANY, LLC	4/3/2006	1038	876	I-2006-004827	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4 NW/4 LTD TO THE DES MOINES GRANITE WASH (12,398’)
OK9270134-001	OK	WASHITA	WHITE, HARVEY E ENTERPRISES, INC	JMA ENERGY COMPANY, LLC	8/29/2005	1019	69	I-2005-006433	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: NE/4
OK9270178-001	OK	WASHITA	OCC #527122/CD #200601805 (OT)	JMA ENERGY COMPANY, LLC	7/17/2006			527122	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: ALL
OK3200409-001	OK	WASHITA	ROSE, STANLEY CHARLES S/P/A STANLEY ROSE	CHESAPEAKE EXPLORATION LP	1/8/2007	1061	137	I-2007-001628	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: NE/4
OK3200409-002	OK	WASHITA	DRECHSLER, IRETTA ANN & ROBERT J	PETROLEUM DEVELOPMENT COMPANY	9/1/2004	996	275	I-2004-007426	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: NE/4
OK3200452-001	OK	WASHITA	SAWATZKY, RAY P AND JANET	CHESAPEAKE EXPLORATION LP	2/13/2007	1063	914	I-2007-002629	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: SW/4
OK3200452-002	OK	WASHITA	REINSCHMIEDT, LEON	HARVEY E WHITE ENTERPRISES	9/24/2003	971	662	5663	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: SW/4
OK5129396-000	OK	WASHITA	STEHR, HULDA	CHESAPEAKE EXPLORATION LP	2/9/2006	1031	563	I-2006-001993	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: NW/4
OK9270101-001	OK	WASHITA	MATZ, PERRY JOE & DEBBIE	PETROLEUM DEVELOPMENT COMPANY	2/15/2005	1004	501	I-2005-001001	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: SE/4
OK9270101-002	OK	WASHITA	MATZ, RICHARD D & CAROL	PETROLEUM DEVELOPMENT COMPANY	2/3/2005	1004	504	I-2005-001002	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: SE/4
OK9270101-003	OK	WASHITA	PFEIFFER, MAURINE	PETROLEUM DEVELOPMENT COMPANY	2/4/2005	1004	755	I-2005-001092	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: SE/4
OK9270101-004	OK	WASHITA	SIMS, STEVEN M	PENN VIRGINIA MC ENERGY, LLC	5/25/2007	1028	245		011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: SE/4, SURFACE TO THE TOP OF THE ATOKA FORMATION LTD TO 16,683’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200373-001	OK	WASHITA	ROSE, STANLEY	CHESAPEAKE EXPLORATION LP	6/28/2006	1043	1005	I-2006-006685	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4 SURFACE TO 17,000’
OK3200373-002	OK	WASHITA	RICHERS, KENNETH HERMAN	CHESAPEAKE EXPLORATION LLC	8/29/2007	1085	70	I-2007-010325	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4 LTD TO 17,000’
OK3200373-003	OK	WASHITA	WORKMAN, CHARLES	CHESAPEAKE EXPLORATION LLC	8/28/2007	1086	1010	I-2007-010978	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4 LTD TO 17,000’
OK3200373-004	OK	WASHITA	KRIEN, DANNY	CHESAPEAKE EXPLORATION LLC	8/28/2007	1086	988	I-2007-010969	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK3200373-005	OK	WASHITA	TAFOYA, JOANN G	CHESAPEAKE EXPLORATION LLC	8/28/2007	1086	995	I-2007-010972	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4 LTD TO 17,000’
OK3200373-006	OK	WASHITA	EDWARDS, JANICE M	CHESAPEAKE EXPLORATION LLC	8/28/2007	1086	296	I-2007-010716	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4 LTD TO 17,000’
OK3200687-000	OK	WASHITA	SMITH, GLEN REV TR DTD 4/30/1991, BETTY SMITH, TRST	CHESAPEAKE EXPLORATION LP	8/23/2007	1085	719	I-2007-010542	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: S/2 SW/4 LTD TO 17,000’
OK3200706-001	OK	WASHITA	SMITH, ELMER TR DTD 1/13/1992, ELMER SMITH, TRST	CHESAPEAKE EXPLORATION LP	8/29/2007	1085	715	I-2007-010539	011N	017W	0014

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 14: N/2 SW/4, PROVIDED THAT, THERE IS EXCEPTED FROM THIS LEASE 20 NET MINERAL ACRES OWNED BY LESSOR, IT BEING THE INTENT OF THE PARTIES THAT LESSOR IS LEASING 60.00 NET MINERAL ACRES HEREBY

LTD TO 16,900’

OK5127231-001	OK	WASHITA	KAYSER, HILDA A 1992 REVOCABLE TRUST	PENN VIRGINIA MC ENERGY, LLC	6/6/2007	1077	960	I-2007-007775	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4 LTD TO 17,000
OK5129394-001	OK	WASHITA	WEIMER LTD, AN OK LIMITED PARTNERSHIP	CHESAPEAKE EXPLORATION LP	3/16/2006	1036	284	I-2006-003840	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: E/2 NE/4, W/2 NE/4
OK5129394-002	OK	WASHITA	SIMMONS, MARGARET LEE, A/K/A MARGARET LEE URI	CHESAPEAKE EXPLORATION LP	6/7/2006	1042	949	I-2006-006313	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: E/2 NE/4, W/2 NE/4
OK5129394-003	OK	WASHITA	URI, BOBBIE GWEN A/K/A BOBBY GWEN URI	CHESAPEAKE EXPLORATION LP	6/13/2006	1043	1008	I-2006-006686	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: E/2 NE/4, W/2 NE/4
OK5129394-004	OK	WASHITA	TAYLOR, DIANNA LEE & DALE H	CHESAPEAKE EXPLORATION LP	6/19/2007	1074	495	I-2007-006516	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: W/2 NE/4 LTD TO 17,000
OK5129394-005	OK	WASHITA	MILLER, FARRELL DEAN & CONNIE A	ROBERTSON	6/19/2007	1074	498		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: W/2 NE/4 LTD TO 17,000
OK5129394-006	OK	WASHITA	MAH HOLDINGS, LLC	PENN VIRGINIA MC ENERGY, LLC	6/13/2007	1075	681		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-007	OK	WASHITA	SCULLY, BETTY O’HARA	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	683		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4
OK5129394-008	OK	WASHITA	O’HARA, CAROLYN S	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	686		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4
OK5129394-009	OK	WASHITA	POWELL, TAMARA	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	689		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129394-010	OK	WASHITA	CHIARODO, MARY O’HARA LIV TR UNDER AGREEMENT DTD 7/6/04	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	691		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4
OK5129394-011	OK	WASHITA	CAILE, JANET F	PENN VIRGINIA MC ENERGY. LLC	6/12/2007	1075	694		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4
OK5129394-012	OK	WASHITA	BARTEL, VICKI SUE	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	697		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4
OK5129394-013	OK	WASHITA	INTERMANN, WELEDA ELFREDA	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	700		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-014	OK	WASHITA	JANZEN, ELIZABETH SUZANNE	PENN VIRGINIA MC ENERGY, LLC	6/13/2007	1075	702		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4
OK5129394-016	OK	WASHITA	SAWYER, DEANN C	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	707		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-017	OK	WASHITA	MOSER, CALVIN	PENN VIRGINIA MC ENERGY, LLC	6/14/2007	1075	709		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-018	OK	WASHITA	BUEHLER, WILLIAM	PENN VIRGINIA MC ENERGY, LLC	6/27/2007	1079	595		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-019	OK	WASHITA	BUEHLER, DONALD	PENN VIRGINIA MC ENERGY, LLC	6/26/2007	1079	598		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-020	OK	WASHITA	BUEHLER, HAROLD	PENN VIRGINIA MC ENERGY, LLC	6/26/2007	1079	601		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-021	OK	WASHITA	URI, NIKKI ANGEL	PENN VIRGINIA MC ENERGY, LLC	6/7/2007	1083	674		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NE/4
OK5129394-022	OK	WASHITA	FAIRWAY MINERALS COMPANY	PENN VIRGINIA MC ENERGY, LLC	8/13/2007	1084	4		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NE/4
OK5129394-023	OK	WASHITA	DOGGETT, BONNIE	PENN VIRGINIA MC ENERGY, LLC	7/24/2007	1093	1		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-024	OK	WASHITA	ZUEGE, VICTORIA A/ K/A VICTORIA CLAPPER	PENN VIRGINIA MC ENERGY, LLC	7/24/2007	1093	3		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK9270186-000	OK	WASHITA	OCC #549145/CD #200708240	COI/CELLC	1/22/2008				011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: ALL, COVERING THE VIRGILIAN, TONKAWA, MISSOURIAN GRANITE WASH, CLEVELAND & DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY
OK9270384-000	OK	WASHITA	SMITH, ELMER SMITH TRUST DTD 1/13/92, ELMER SMITH, TRUSTEE	CHRIS STEHR	1/28/2008	1097	190		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: N/2 SW/4
A00417-3105	OK	WASHITA	ST LOUIS- SAN FRANCISCO RAILWAY COMPANY	ARGOSY CORPORATION	11/10/1980	570	653		011N	017W	0015

INSOFAR AS TO LESSOR’S ONE HUNDRED FOOT (100’) WIDE RIGHT OF WAY, THAT IS, FIFTY FEET (50’) ON EACH SIDE OF THE CENTER LINE OF LESSOR’S MAIN TRACK AS SAME IS NOW LOCATED OVER AND ACROSS SECTION 15-11N-17W

Sec. 15-11N-17W

OK3200363-001	OK	WASHITA	BURRIS, CATHERINE J	CHESAPEAKE EXPLORATION LP	9/14/2006	1051	227	I-2006-009486	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-002	OK	WASHITA	EASON, DOUGLAS	CHESAPEAKE EXPLORATION LP	9/8/2006	1048	106		011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-003	OK	WASHITA	MEARS, ALTA GIVENS REV TR DTD 12/30/1991	CHESAPEAKE EXPLORATION LP	9/6/2006	1048	102	I-2006-008323	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-004	OK	WASHITA	MILUM FAMILY TRUST DATED 12/30/1991	CHESAPEAKE EXPLORATION LP	9/6/2006	1048	104	I-2006-008324	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-005	OK	WASHITA	MEARS, JUSTIN LEE ESTATE	CHESAPEAKE EXPLORATION LP	9/6/2006	1054	236	I-2006-010648	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200363-006	OK	WASHITA	LANOUETTE FAMILY 1998 TR DTD 8/3/1998	CHESAPEAKE EXPLORATION LP	10/24/2006	1056	646	I-2006-011474	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-007	OK	WASHITA	HILL, ALICE LORRAINE LIVING TR DTD 5/8/92	CHESAPEAKE EXPLORATION LP	11/29/2006	1059	761	I-2007-001077	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-008	OK	WASHITA	FLETCHER, FRED	CHESAPEAKE EXPLORATION LP	5/9/2007	1079	25	I-2007-008154	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-009	OK	WASHITA	MOORE, ANNA MARIE	JMA ENERGY COMPANY, LLC	2/17/2006	1033	71	I-2006-002596	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-010	OK	WASHITA	BOX, CYNTHIA ANN GRAVITT	JMA ENERGY COMPANY, LLC	1/20/2006	1031	84	I-2006-001823	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-011	OK	WASHITA	LAUZON, EVA DARLENE	JMA ENERGY COMPANY, LLC	9/19/2005	1020	532	I-2006-006982	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-013	OK	WASHITA	GRAVITT, JOHN LEE	JMA ENERGY COMPANY, LLC	2/17/2006	1033	75	I-2006-002598	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-014	OK	WASHITA	MEARS, STANLEY MICHAEL	JMA ENERGY COMPANY, LLC	3/2/2006	1033	69	I-2006-002595	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-015	OK	WASHITA	BOLLMAN, STEPHEN JOSEPH	JMA ENERGY COMPANYK, LLC	2/17/2006	1034	404	I-2006-003114	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-016	OK	WASHITA	REINSCHMIEDT, JOHN	JMA ENERGY COMPANY, LLC	9/8/2005	1021	183	I-2005-007231	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W/2, W/2 NE/4
OK3200363-017	OK	WASHITA	IVEY, ROBERT E	CHESAPEAKE EXPLORATION LLC	6/4/2008	1114	409	I-2008-007208	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4 SURFACE TO 100’ S.E. OF DES MOINES FM
OK3200363-018	OK	WASHITA	HILL, WILMA JEAN ET AL	CHESAPEAKE EXPLORATION LLC	7/11/2008	1114	852	I-2008-007361	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200552-001	OK	WASHITA	HENDERSON, BASIL	JMA ENERGY COMPANY, LLC	9/8/2005	1020	149	I-2005-006846	011N	017W	0015

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 15: A TRACT OF LAND LYING IN AND BEING A PART OF THE E/2 NE/4 OF SECTION 15-11N-17W AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE SE CORNER OF THE NE/4 OF SAID SECTION 15, THENCE NORTH 0 DEG 9’ WEST A DISTANCE OF 246’ ALONG THE EAST BOUNDARY LINE OF SAID SECTION 15, THENCE NORTH 89 DEG 24’ 03” WEST PARALLEL WITH THE SOUTH BOUNDARY LINE OF THE NE/4 OF SAID SECTION 15 A DISTANCE OF 463’, THENCE NORTH 16 DEG 03’ 22” EAST A DISTANCE OF 331.11’, THENCE SOUTH 89 DEG 24’ 03” EAST A DISTANCE OF 73.26’, THENCE SOUTH 0 DEG 30’ 36” WEST PARALLEL WITH THE EAST BOUNDARY LINE OF SECTION 15 A DISTANCE OF 299.14’, THENCE SOUTH 89 DEG 24’ 03” EAST A DISTANCE OF 301’ TO THE EAST BOUNDARY LINE OF SAID SECTION 15, THENCE NORTH 0 DEG 9’ WEST A DISTANCE OF 478.6’, TO A POINT 744.6’ NORTH OF THE SE CORNER OF THE NE/4 OF SAID SECTION 15, THENCE NORTH 89 DEG 48’ WEST A DISTANCE OF 485.3’ TO THE EAST BOUNDARY LINE OF THE RIGHT OF WAY OF THE S.L. & S.F. RAILROAD (FORMERLY THE BLACKWELL, ENID & SOUTHWESTERN RAILWAY), THENCE SOUTH 14 DEG 52’ WEST ALONG SAID EAST BOUNDARY LINE OF SAID RAILROAD RIGHT OF WAY A DISTANCE OF 769.7’ TO THE SOUTH BOUNDARY LINE OF THE NE/4 OF SAID SECTION 15, THENCE SOUTH 89 DEG 48’ EAST ALONG SAID SOUTH BOUNDARY LINE A DISTANCE OF 684.7’ TO THE POB

OK9270143-001	OK	WASHITA	ANDERSON, SR CLYDE	JMA ENERGY COMPANY, LLC	9/13/2005	1020	539	I-2005-006985	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: E/2 NE/4, AS MORE FULLY DESCRIBED IN SAID LEASE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270143-003	OK	WASHITA	ANDERSON, CARROL D	JMA ENERGY COMPANY, LLC	9/7/2005	1020	536	I-2005-006984	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: E/2 NE/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK9270143-004	OK	WASHITA	ANDERSON, DONNIE	JMA ENERGY COMPANY, LLC	9/13/2005	1020	542	I-2005-006986	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: E/2 NE/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK9270144-001	OK	WASHITA	STEIGMAN, LELAND & VIOLA	JMA ENERGY COMPANY, LLC	9/21/2005	1021	185	I-2005-007232	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SE/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK9270247-001	OK	WASHITA	OCC #556783/CD #200803940	COI & CELLC, APPLICANTS	7/14/2008				011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W OF THE IM, LIMITED TO THE TONKAWA, MISSOURIAN GRANITE WASH & DES MOINES GRANITE WASH
OK9270262-001	OK	WASHITA	STEHR, DARRELL	PENN VIRGINIA MC ENERGY LLC	10/10/2007	1088	594	I-2007-011555	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W/2 NE/4, NW/4, SW/4 LTD TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH FM (17,100’)
OK9270263-001	OK	WASHITA	STEHR, SYDNEY	PENN VIRGINIA MC ENERGY LLC	10/10/2007	1088	597	I-2007-011556	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W/2 NE/4, NW/4, SW/4 LTD TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH FM (17,100’)
OK9270264-001	OK	WASHITA	STEHR, AGNES D 1992 REV LIV TR, AGNES STEHR, TRST	CROW CREEK ENERGY, LLC	1/1/2005	1005	663	I-2005-001417	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W/2 NE/4, NW/4, SW/4
OK9270264-002	OK	WASHITA	STEHR, ERVIN H 1992 REV LIV TR, ERVIN H STEHR, TRST	CROW CREEK ENERGY, LLC	1/1/2005	1005	669	I-2005-001420	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W/2 NE/4, NW/4, SW/4
OK9270264-003	OK	WASHITA	HILL, CHARLES E LIVING TRUST DTD 8/04/94, ET AL	CROW CREEK ENERGY, LLC	2/7/2005	1006	588	I-2005-001741	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK9270264-004	OK	WASHITA	HENDERSON, WALTER RAY	CROW CREEK ENERGY, LLC	2/7/2005	1006	565	I-2005-001732	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: E/2 NE/4
OK9270264-005	OK	WASHITA	RODKEY, ADA S TESTAMENTARY TRUST, ET AL	CROW CREEK ENERGY, LLC	2/11/2005	1007	514	I-2005-002076	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK9270264-006	OK	WASHITA	IVEY, ROBERT E	CROW CREEK ENERGY, LLC	2/11/2005	1008	40	I-2005-002270	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK9270264-007	OK	WASHITA	HILL FAMILY TRUST, SHIRLEY M HILL, TRST	CROW CREEK ENERGY, LLC	2/8/2005	1010	511	I-2005-003166	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK9270265-001	OK	WASHITA	SPERLE, BONNIE & ELGIN	PENN VIRGINIA MC ENERGY, LLC	12/3/2007	1102	403		011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W/2 NE/4, NW/4, SW/4
OK9270266-001	OK	WASHITA	BOLLMAN, JIMMY DALE	PENN VIRGINIA MC ENERGY LLC	3/3/2008	1105	118	I-2008-003773	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES (17,100’)
OK9270267-001	OK	WASHITA	BUELL, BOB T REV LIV TR, BOB T BUELL, TRST	CROW CREEEK ENERGY, LLC	2/7/2005	1006	288	I-2005-00638	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200495-000	OK	WASHITA	BORCHERS, PAUL AND BETTY JO	CHESAPEAKE EXPLORATION LP	4/19/2007	1069	10	I-2007-004599	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: SW/4, SE/4 A/D/A S/2
OK9270147-001	OK	WASHITA	CHILDRESS, ZELDA MAE	CROW CREEK ENERGY, LLC	1/7/2005	1005	184	I-2005-001219	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270147-002	OK	WASHITA	FARMERS UNION COOP ROYALTY COMPANY	JMA ENERGY COMPANY, LLC	1/5/2006	1027	953	I-2006-000810	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: SE/4
OK9270147-003	OK	WASHITA	BRANDEL, JUDITH A, A/ K/A BANDY	JMA ENERGY COMPANY, LLC	1/18/2006	1027	735	I-2006-000746	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: SE/4
OK9270147-004	OK	WASHITA	MACTAVISH, PHYLLIS ANN, A/K/A MACDONELL	JMA ENERGY COMPANY, LLC	9/16/2005	1021	501	I-2005-007341	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: SE/4
OK9270147-005	OK	WASHITA	BANDY, LOYD	JMA ENERGY COMPANY, LLC	1/19/2006	1030	625	I-2006-001679	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: SE/4
OK9270148-001	OK	WASHITA	GUDGEL, DEBRA JEAN	JMA ENERGY COMPANY, LLC	9/8/2005	1021	508	I-2005-007344	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: N/2, SW/4
OK9270148-002	OK	WASHITA	MCGURK, KAREN SUE & DONALD J	JMA ENERGY COMPANY, LLC	9/8/2005	1026	718	I-2006-000365	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: N/2, SW/4
OK9270148-003	OK	WASHITA	NIMMO, LINDA GAIL & CHARLES	JMA ENERGY COMPANY, LLC	9/8/2005	1021	173	I-2005-007226	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: N/2, SW/4
OK9270148-004	OK	WASHITA	REICHERT, PAMELA KAY & JOSEPH	JMA ENERGY COMPANY, LLC	9/8/2005	1021	188	I-2005-007233	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: N/2, SW/4
OK9270264-008	OK	WASHITA	STEHR, AGNES D 1992 REV LIV TR, AGNES D STEHR, TRST	CROW CREEK ENERGY, LLC	1/1/2005	1005	665	I-2005-001418	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: N/2 SW/4
OK9270264-009	OK	WASHITA	STEHR, ERVIN H 1992 REV LIV TR, ERVIN H STEHR, TRST	CROW CREEK ENERGY, LLC	1/1/2005	1005	667	I-2005-001419	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: N/2 SW/4
OK9270264-010	OK	WASHITA	OCC #539939/CD #200702426-T	PENN VIRGINIA MC ENERGY, LLC	5/29/2007	1138	176	I-2009-003314	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: ALL
A00302-12987	OK	WASHITA	WISE , GLEN CHESTER , ET UX	CHARLES E BROWN	4/26/1977	465	301		011N	017W	0017	N/2 SW/4 & S/2 S/2 NW/4 Sec. 17-11N-17W
A00302-12988	OK	WASHITA	STEHR , ERVIN , ET UX	ROGER S FOLSOM	4/22/1977	464	735		011N	017W	0017	N/2 NW/4 & N/2 S/2 NW/4 Sec. 17-11N-17W
A00302-12989	OK	WASHITA	SMITH , MINNIE	CHARLES E BROWN	6/10/1977	470	827		011N	017W	0017	N/2 NW/4 & N/2 S/2 NW/4 Sec. 17-11N-17W
A00302-2290	OK	WASHITA	STEHR , ERVIN AND AGNES	D A BASH AND ASSOCIATES INC	1/22/1980	520	409		011N	017W	0017	S/2 SW/4 & SE/4, LESS AND EXCEPT THE ATCHISON, TOPEKA AND SANTA FE RAILROAD RIGHT-OF-WAY DESCRIBED AS FOLLOWS: A STRIP OF LAND ONE HUNDRED FEET WIDE, THE SAME TO EX- TEND A UNIFORM WIDTH OF FIFTY FEET ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE SE/4, AND ALSO AN ADDITIONAL WIDTH OF 25 FEET ON EACH SIDE OF THE ONE HUNDRED FT. ABOVE MENTIONED COMMENCING AT THE NORTH LINE OF SAID QUARTER SEC. AND EXTENDING SOUTH TO STATION 208 SAID EXCEPTION CONTAINING 6.86 ACRES MORE OR LESS, ALL OF THE ABOVE DESCRIBED LAND CONTAINING IN AGGREGATE 233.14 ACRES MORE OR LESS Sec. 17-11N-17W
A00303-2291	OK	WASHITA	STEIGMAN , LOUIS C. W. AND CLARA	J M MOYER	12/8/1971	410	105	6404	011N	017W	0017	NE/4 Sec. 17-11N-17W
OK0011273-001	OK	WASHITA	SANDERS, MELBA L LIVING TRUST DTD 01/06/04	CHESAPEAKE EXPLORATION LP	4/13/2006	1038	217	I-2006-004588	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: E/2 NW/4, LOT 3, NE/4 SW/4
OK0011273-002	OK	WASHITA	KEMPF, GARY D LIVING TR DATED 8/9/1996	CHESAPEAKE EXPLORATION LP	5/30/2006	1041	840	I-2006-005914	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: E/2 NW/4, LOT 3, NE/4 SW/4
OK3200073-001	OK	WASHITA	MAYNARD, CAROL	CHESAPEAKE EXPLORATION LP	7/24/2006	1046	560	I-2006-007761	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: S/2 SE/4, LOT 4, SE/4 SW/4 LTD TO 17,225’
OK3200073-002	OK	WASHITA	NEWMAN, DIANA	CHESAPEAKE EXPLORATION LP	7/24/2006	1047	127	I-2006-007963	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: S/2 SE/4, LOT 4, SE/4 SW/4 LTD TO 17,225’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200073-003	OK	WASHITA	CORBETT, GERALDINE	CHESAPEAKE EXPLORATION LP	7/25/2006	1046	566	I-2006-007763	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: S/2 SE/4, LOT 4, SE/4 SW/4 A/D/A S/2 S/2 LTD TO 17,225’
OK3200073-004	OK	WASHITA	JONES- KALKMAN MINERAL COMPANY	CHESAPEAKE EXPLORATION LLC	1/21/2008	1097	653	I-2008-001270	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: S/2 SE/4, LOT 4, SE/4 SW/4 LTD TO 17,175’
OK3200377-001	OK	WASHITA	PARROTT FAMILY LIMITED PTRSHP, AN OKLAHOMA LIMITED PTRSHP	CHESAPEAKE EXPLORATION LP	9/15/2006	1051	894	I-2006-009730	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: N/2 NE/4, N/2 S/2 NE/4
OK3200377-002	OK	WASHITA	LOWRY, GEORGE WHEELER TRUST	CHESAPEAKE EXPLORATION LP	3/5/2007	1067	518	I-2007-004060	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: NE/4, N/2 SE/4 LTD TO 17,100’
OK3200377-003	OK	WASHITA	MOSS, MARY EDITH	CHESAPEAKE EXPLORATION LP	9/15/2006	1053	246	I-2006-010277	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: N/2 SE/4, S/2 S/2 NE/4
OK3200377-004	OK	WASHITA	LOWRY JR, G W & CHERYL	CHESAPEAKE EXPLORATION LP	3/5/2007	1067	525	I-2007-004062	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: NE/4, N/2 SE/4 LTD TO 17,100’
OK3200377-005	OK	WASHITA	LOWRY, LACY LEIGH LIVING TRUST	CHESAPEAKE EXPLORATION LP	3/5/2007	1068	774	I-2007-004501	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: NE/4, N/2 SE/4 LTD TO 17,100’
OK3200380-001	OK	WASHITA	HOWARD, EDNA DELORES	CHESAPEAKE EXPLORATION LP	10/4/2006	1052	697	I-2006-010066	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-002	OK	WASHITA	ROSS, CLARA MARIE	CHESAPEAKE EXPLORATION LP	10/4/2006	1052	700	I-2006-010067	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-003	OK	WASHITA	DICK, VERA LEE	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	260	I-2006-0101282	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-004	OK	WASHITA	KAISER, LILLIAN L, A/K/A LILLIAN L NEUMAN	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	224	I-2006-010270	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-005	OK	WASHITA	MOORE, MARSHA D	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	254	I-2006-010280	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-006	OK	WASHITA	PANKRATZ, GLADYS MARIE	CHESAPEAKE EXPLORATION LP	10/2/2006	1053	251	I-2006-010279	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-007	OK	WASHITA	REINSCHMIDT, JOHN	CHESAPEAKE EXPLORATION LP	10/2/2006	1053	248	I-2006-010278	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-008	OK	WASHITA	REINSCHMIDT JR, DONALD RAY	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	220	I-2006-010269	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-009	OK	WASHITA	REINSCHMIDT, MICHELLE	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	208	I-2006-010266	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2, A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-010	OK	WASHITA	REINSCHMIDT, RICK	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	212	I-2006-010267	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2 A/D/A W/2 NW/4 LTD TO 17,225’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200380-011	OK	WASHITA	REINSCHMIDT, SCOTT	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	204	I-2006-010265	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2, A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-012	OK	WASHITA	REINSCHMIDT, SHERYL	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	216	I-2006-010268	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2, A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-013	OK	WASHITA	ROSS, WALTER R	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	257	I-2006-010281	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-014	OK	WASHITA	REINSCHMIDT, YNEZ LIFE ESTATE	CHESAPEAKE EXPLORATION LP	10/13/2006	1054	252	I-2006-010654	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2, A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-016	OK	WASHITA	RJL INVESTMENT LTD PTRSHP 1, OKLA LTD PTRSHP	CHESAPEAKE EXPLORATION LP	10/4/2006	1054	270	I-2006-010661	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
A00235-2245	OK	WASHITA	STEHR, BENNIE & MARY K	J J WRIGHT	5/8/1971	397	441		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: N/2 SE/4
A00235-2246	OK	WASHITA	STEHR, IDA ET AL	EL PASO NATURAL GAS	6/10/1977	468	885		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 SE/4
A00236-2247	OK	WASHITA	ALLEN, EDNA AND RICHARD R	DALE*FOLKS	7/2/1979	506	44		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: NE/4, N/2 NW/4
A00236-2248	OK	WASHITA	JONES, MILDRED & PRESLEY	DALE*FOLKS	7/2/1979	506	47		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: NE/4, N/2 NW/4
A00237-2249	OK	WASHITA	PETERS, LOUIE H & MARTHA	ARGOSY CORPORATION	12/18/1979	513	465		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2250	OK	WASHITA	SPERLE, J C & PATRICIA K	ARGOSY CORPORATION	12/18/1979	513	640		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2251	OK	WASHITA	REIMER , JONETTA K & BERT	ARGOSY CORPORATION	12/19/1979	513	644		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2252	OK	WASHITA	FLAMING, LOUISE A	ARGOSY CORPORATION	12/19/1979	513	497		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2253	OK	WASHITA	MCCORMACK , KATHY	D A BASH AND ASSOCIATES INC	5/15/1980	520	890		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2254	OK	WASHITA	PAGE, LAURA	D A BASH AND ASSOCIATES INC	5/19/1980	520	893		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2255	OK	WASHITA	GRAUMANN, GLORIA	D A BASH AND ASSOCIATES INC	5/15/1980	520	896		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2256	OK	WASHITA	BENNETT, WANDA	D A BASH AND ASSOCIATES INC	5/15/1980	520	899		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2257	OK	WASHITA	WALTRIP, CAROLYN SUE	D A BASH AND ASSOCIATES INC	5/14/1980	521	559		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2258	OK	WASHITA	ROSE, JAMES ROBERT	D A BASH AND ASSOCIATES INC	5/14/1980	521	562		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2259	OK	WASHITA	ROSE, CYNTHIA	D A BASH AND ASSOCIATES INC	5/19/1980	521	675		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2260	OK	WASHITA	ROSE, LUCILLE, GUARDIAN OF MELANIE ROSE	D A BASH AND ASSOCIATES INC	6/10/1980	521	663		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2261	OK	WASHITA	ROSE, LUCILLE, GUARDIAN OF MEGAN ROSE	D A BASH AND ASSOCIATES INC	6/10/1980	521	667		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
A00237-2262	OK	WASHITA	ROSE , LUCILLE, GUARDIAN OF MELANIE ROSE	D A BASH AND ASSOCIATES INC	6/10/1980	521	665		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4
A00237-2263	OK	WASHITA	ROSE , LUCILLE, GUARDIAN OF MEGAN ROSE	D A BASH AND ASSOCIATES INC	6/10/1980	521	669		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4
A00237-2264	OK	WASHITA	KRAFT , MICHELE	D A BASH AND ASSOCIATES INC	5/19/1980	523	82		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4
A00237-2265	OK	WASHITA	ROSE , TERRI	D A BASH AND ASSOCIATES INC	5/19/1980	523	85		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4
A00237-2266	OK	WASHITA	ALLEN , EDNA AND RICHARD	DALE FOLKS	7/2/1979	506	29		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4
A00237-2267	OK	WASHITA	SPERLE , AMELIA	DALE*FOLKS	7/11/1979	506	35		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2268	OK	WASHITA	JONES , MILDRED AND PRESLEY	DALE*FOLKS	7/2/1979	506	32		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2269	OK	WASHITA	SPERLE , OTTO AND LENORA	DALE*FOLKS	7/11/1979	506	38		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2270	OK	WASHITA	MINTZ, KATHERINE AND JOHN	DALE*FOLKS	7/11/1979	506	41		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2271	OK	WASHITA	SPERLE, ALICE LOUISE	DALE*FOLKS	8/30/1979	508	792		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2272	OK	WASHITA	PHELPS, GOLDIE AND ELDON	DALE*FOLKS	8/31/1979	512	445		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2273	OK	WASHITA	SPERLE, EMIL AND ESTHER	DALE*FOLKS	12/12/1979	512	69		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2274	OK	WASHITA	SPERLE, ELGIN & BONNIE H/W	DALE*FOLKS	12/12/1979	512	71		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2275	OK	WASHITA	ATCHISON, TOPEKA & SANTA FE RAILWAY CO.	TEXAS OIL & GAS CORPORATION	8/4/1978	490	289		011N	017W	0020

TOWNSHIP 11 NORTH-RANGE 17 WEST

A STRIP OF LAND VARYING WITH AND LYING ON EACH SIDE OF LESSOR’S MAIN TRACK CENTER LINE AS ORIGINALLY LOCATED AND CONSTRUCTED ACROSS SAID SECTIONS 8, 9, 17 AND 20, EXTENDING FROM THE NORTH LINE OF SAID SECTION 9 IN A SOUTHWESTERLY DIRECTION BETWEEN LESSOR’S MAIN TRACK CENTER LINE ENGINEERING STATIONS AS FOLLOWS: 1. FROM STATION 107 PLUS 68, THE SAID NORTH LINE OF SECTION 9 TO STATION 118 PLUS 00, A DISTANCE OF 1,032 FEET, A WIDTH OF 100 FEET, 50 FEET LYING ON EACH SIDE OF SAID MAIN TRACK CENTER LINE; 2. FROM STATION 118 PLUS 00 TO STATION 175 PLUS 70, THE COMMON SECTION LINE BETWEEN SAID SECTIONS 8 AND 17, A DISTANCE OF 5,770 FEET, A WIDTH OF 150 FEET, 75 FEET LYING ON EACH SIDE OF SAID MAIN TRACK CENTER LINE; 3. FROM STATION 175 PLUS 70 TO STATION 195 PLUS 00, A DISTANCE OF 1,930 FEET, A WIDTH OF 100 FEET, 50 FEET LYING ON EACH SIDE OF SAID MAIN TRACK CENTER LINE; 4. FROM STATION 195 PLUS 00 TO STATION 208 PLUS 00 A DISTANCE OF 1,300 FEET, A WIDTH OF 150 FEET, 75 FEET LYING ON EACH SIDE OF SAID MAIN TRACK CENTER LINE; 5. FROM SECTION 208 PLUS 00 TO STATION 240 PLUS 50, THE NORTH/SOUTH 1/2 SECTION LINE OF SAID SECTION 20, A DISTANCE OF 3,250 FEET, A WIDTH OF 100 FEET, 50 FEET LYING ON EACH SIDE OF SAID MAIN TRACK CENTER LINE; 6. FROM STATION 240 PLUS 50 TO STATION 256 PLUS 00, THE EAST/WEST 1/2 SECTION LINE OF SAID SECTION 20, A DISTANCE OF 1,550 FEET, A WIDTH OF 150 FEET, 75 FEET LYING ON EACH SIDE OF SAID MAIN TRACK CENTER LINE AND CONTAINING AN AREA OF 43.94 ACRES, MORE OR LESS.

A00237-2276	OK	WASHITA	ATCHISON, TOPEKA AND SANTA FE RAILWAY	TEXAS OIL & GAS CORPORATION	8/14/1979	508	97		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: SW/4 LTD TO SPERLE #1-20 WELLBORE.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5125422-001	OK	WASHITA	OCC#171750/CD #69082	AN-SON CORPORATION	6/27/1980				011N	017W	0020	TOWNSHIP 11 NORTH, RANGE 17 WEST, SECTION 20: MISSOURIAN GRANITE WASH, SKINNER, RED FORK, ATOKA, MORROW AND SPRINGER COMMON SOURCES UNDERLYING THE ENTIRE SECTION.
OK3200102-001	OK	WASHITA	COWAN, ANN	CHESAPEAKE EXPLORATION LLC	8/20/2007	1082	96	I-2007-009260	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: SW/4 LTD TO 17,195’
OK3200102-002	OK	WASHITA	B H C H MINERAL, LTD & B H C H PROP, LTD	CHESAPEAKE EXPLORATION LLC	8/20/2007	1083	130	I-2007-009594	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: SW/4 LESS A 3.6 TRACT IN THE SW CORNER LTD TO 17,195’
OK3200102-003	OK	WASHITA	GARG OIL	CHESAPEAKE EXPLORATION LLC	10/8/2007	1087	239	I-2007-011064	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: S/W LESS AND EXCEPT A 3.6 ACRE TRACT IN THE SW CORNER OF SAID SW/4 LTD TO 17,195’
OK3200118-001	OK	WASHITA	OSBERG, JENNIFER C	CHESAPEAKE EXPLORATION LLC	9/10/2007	1087	342	I-2007-011104	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH FM (17,195’)
OK3200119-000	OK	WASHITA	OSBERG, MARGARET ANN & RICHARD W	CHESAPEAKE EXPLORATION LLC	8/29/2007	1087	348	I-2007-011106	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH FM (17,195’)
OK3200669-001	OK	WASHITA	STEHR, DANNY A/ K/A DR DAN STEHR	CHESAPEAKE EXPLORATION LLC	8/28/2007	1085	5	I-2007-010300	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: NE/4, NW/4, A/D/A N/2 LTD TO 17,095’
OK3200669-002	OK	WASHITA	STEHR, WANDA	CHESAPEAKE EXPLORATION LLC	8/29/2007	1088	185	I-2007-011420	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: NE/4, NW/4, A/D/A N/2
OK3200669-003	OK	WASHITA	SMITH, ELMER TR DTD 1/13/1992, ELMER SMITH, TRST	CHESAPEAKE EXPLORATION LP	8/29/2007	1085	717	I-2007-010540	011N	017W	0023

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 23: N/2, PROVIDED THAT, THERE IS EXPECTED FROM THIS LEASE 20 NET MINERAL ACRES OWNED BY LESSOR, IT BEING THE INTENT OF THE PARTIES THAT LESSOR IS LEASING 33.3333 NET MINERAL ACRES HEREBY

LTD TO 17,095’

OK3200669-004	OK	WASHITA	SMITH, FRANCES A/K/A MARIE	CHESAPEAKE EXPLORATION LP	8/31/2007	1085	681	I-2007-010529	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: N/2, L/E EXISTING BOREHOLE LTD TO 17,095’
OK3200669-005	OK	WASHITA	MEDICE, PAULINE TAYLOR	CHESAPEAKE EXPLORATION LP	8/31/2007	1085	738	I-2007-010549	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: N/2 LTD TO 17,095’
OK3200669-006	OK	WASHITA	SMITH, GLEN REV TR DTD 4/30/91, BETTY SMITH, TRST	CHESAPEAKE EXPLORATION LP	8/23/2007	1085	721	I-2007-010543	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: N/2 LTD TO 17,095’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200669-007	OK	WASHITA	OCC #546849/CD #200706845	COI-CELLC	11/20/2007				011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: ALL
OK9270043-000	OK	WASHITA	UNION CEMETERY	CHESAPEAKE EXPLORATION LLC	12/5/2007	1091	101	I-2007-012514	011N	017W	0023

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 23: BEGINNING AT SW/C, THENCE 412’ E ALONG S BOUNDARY LINE, THENCE N PARALLEL TO W BOUNDARY LINE, A DISTANCE OF 385’, THENCE W PARALLEL TO S BOUNDARY LINE A DISTANCE OF 412’ TO W BOUNDARY LINE, THENCE S 385’ ALONG W BOUNDARY TO POB, CONTAINING 3.6 AC M/L (A/D/A TRACT OF LAND IN SW/C)

OK9270385-000	OK	WASHITA	STEHR, WANDA	CHRIS STEHR	11/28/2007	1090	194	I-2007-012172	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: NW/4 NE/4
OK0011034-002	OK	WASHITA	STONETOWN PROPERTIES, LTD.	CHESAPEAKE EXPLORATION LP	1/23/2006	1029	115	I-2006-001177	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: N/2 NE/4
OK0011034-006	OK	WASHITA	JOHNSON, GEORGE S	CHESAPEAKE EXPLORATION LLC	8/20/2007	1082	99	I-2007-009261	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: N/2 NE/4 LTD TO 16,298’
OK0011034-007	OK	WASHITA	STEWART FAMILY TR #2007 U/A/D 3/01/2007	CHESAPEAKE EXPLORATION LLC	8/22/2007	1084	958	I-2007-009948	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: N/2 NE/4 LTD TO 16,298’
OK0011034-008	OK	WASHITA	MAP2003-NET	CHESAPEAKE EXPLORATION LLC	9/5/2007	1085	488	I-2007-010479	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: N/2 NE/4 LTD TO 16,298’
OK0011034-028	OK	WASHITA	BRITZ, INC	CHESAPEAKE EXPLORATION LLC	11/15/2007	1092	927	I-2007-013036	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: N/2 NE/4
OK0011266-001	OK	WASHITA	SPRADLIN, GRACE	CHESAPEAKE EXPLORATION LP	4/7/2006	1037	195	I-2006-004217	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-002	OK	WASHITA	DICKERSON, CLAUDE L & ALVERA L LIV REV TR DTD 4-5-96	CHESAPEAKE EXPLORATION LP	4/7/2006	1037	539	I-2006-004315	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-003	OK	WASHITA	LANTZ, DELORES A	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	564	I-2006-004324	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-004	OK	WASHITA	GERNER, RONAL S, S/P/ A RON GERNER	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	895	I-2006-004448	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-005	OK	WASHITA	HILL, TAMRA	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	561	I-2006-004323	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-006	OK	WASHITA	RONALD, CHRISTY	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	882	I-2006-004443	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-007	OK	WASHITA	ROELEN, PAUL	CHESAPEAKE EXPLORATION LP	4/21/2006	1040	232	I-2006-005373	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-008	OK	WASHITA	CHAMBERS, JO ANN GAY SIEKER	CHESAPEAKE EXPLORATION LP	4/20/2006	1040	217	I-2006-005367	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK0011266-009	OK	WASHITA	VICE, BARBARA MCABEE & TOMMY	CHESAPEAKE EXPLORATION LP	5/24/2006	1040	1027	I-2006-005665	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-010	OK	WASHITA	SHIRLEY, JORETTA JEAN & RICHARD L	CHESAPEAKE EXPLORATION LP	4/7/2006	1038	210	I-2006-004585	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-011	OK	WASHITA	MCKELVEY, LACHELLE DUROY	CHESAPEAKE EXPLORATION LP	4/21/2006	1038	227	I-2006-004592	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-012	OK	WASHITA	BROWNING, CLARA P	CHESAPEAKE EXPLORATION LLC	8/27/2007	1085	46	I-2007-010316	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16,298’
OK0011266-013	OK	WASHITA	CLARKSON, MARIETTA, A/K/A DIMWIDDIE	CHESAPEAKE EXPLORATION LLC	8/31/2007	1085	42	I-2007-010314	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4
OK0011266-014	OK	WASHITA	ALLAR COMPANY	CHESAPEAKE EXPLORATION LP	8/28/2007	1083	988	I-2007-009916	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16,298’
OK0011266-015	OK	WASHITA	BROWN, JERRY	CHESAPEAKE EXPLORATION LLC	9/25/2007	1087	319	I-2007-011094	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16,298’
OK0011266-016	OK	WASHITA	JOHNSTON, PHILIP JOHN A/K/A PHILLIP JOHN JOHNSTON	CHESAPEAKE EXPLORATION LLC	10/8/2007	1093	905	I-2007-013341	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16,298’
OK3200659-001	OK	WASHITA	BAKER RECOVERY, INC	CHESAPEAKE EXPLORATION LLC	8/27/2007	1083	231	I-2007-009639	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: S/2 NE/4 LTD TO 16,298’
OK3200659-002	OK	WASHITA	COTTRILL, R R	CHESAPEAKE EXPLORATION LLC	8/27/2007	1083	234	I-2007-009640	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: S/2 NE/4 LTD TO 16,298’
OK5129495-001	OK	WASHITA	INTEMANN, WELEDA E	CHESAPEAKE EXPLORATION LP	4/12/2006	1036	743	I-2006-004013	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-002	OK	WASHITA	INTEMANN, KEVIN J	CHESAPEAKE EXPLORATION LP	4/12/2006	1036	730	I-2006-004008	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-003	OK	WASHITA	ISERNHAGEN, HERMAN JOHNNY	CHESAPEAKE EXPLORATION LP	4/7/2006	1036	703	I-2006-003997	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-004	OK	WASHITA	LARWIG, LILLIAN	CHESAPEAKE EXPLORATION LP	4/7/2006	1036	678	I-2006-003986	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-005	OK	WASHITA	INTEMANN, SHIRLEY	CHESAPEAKE EXPLORATION LP	4/7/2006	1037	185	I-2006-004213	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-006	OK	WASHITA	HENDERSON, CYNTHIA	CHESAPEAKE EXPLORATION LP	4/18/2006	1037	189	I-2006-004215	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-007	OK	WASHITA	INTEMANN, ROBIN	CHESAPEAKE EXPLORATION LP	4/12/2006	1037	546	I-2006-004318	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129495-008	OK	WASHITA	SHEPPARD, NANCY J	CHESAPEAKE EXPLORATION LP	4/13/2006	1037	549	I-2006-004319	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-009	OK	WASHITA	BALZER, RAYMA J	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	879	I-2006-004442	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-011	OK	WASHITA	INTEMANN, MICHAEL DEAN	CHESAPEAKE EXPLORATION LP	4/13/2006	1037	891	I-2006-004446	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-012	OK	WASHITA	LITTKE, MELISSA, PATRICIA LITTKE, TESTAMENTARY TRUSTEE	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	888	I-2006-004445	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-013	OK	WASHITA	LITTKE, PATRICIA	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	885	I-2006-004444	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-014	OK	WASHITA	INTEMANN, LARRY PAUL	CHESAPEAKE EXPLORATION LP	4/13/2006	1039	287	I-2006-005007	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-015	OK	WASHITA	TAYLOR, JOHN MARK	CHESAPEAKE EXPLORATION LP	6/1/2006	1042	263	I-2006-006103	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-016	OK	WASHITA	INTEMANN, RANDAL BRYAN	CHESAPEAKE EXPLORATION LP	4/13/2006	1039	284	I-2006-005006	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-017	OK	WASHITA	INTEMANN, HARVEY HAROLD TRUST	CHESAPEAKE EXPLORATION LP	4/11/2006	1038	230	I-2006-004593	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-018	OK	WASHITA	INTEMANN, OLINDA	CHESAPEAKE EXPLORATION LP	4/12/2006	1039	276	I-2006-005002	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-020	OK	WASHITA	DICK, ARLOENE	CHESAPEAKE EXPLORATION LP	4/17/2006	1038	224	I-2006-004591	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-021	OK	WASHITA	SCHMIDT, EVELYN	CHESAPEAKE EXPLORATION LLC	8/27/2007	1085	8	I-2007-010301	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16,298’
OK5129495-022	OK	WASHITA	OCC #549823/CD #200707558	COI-CELLC	2/7/2008	1150	677	I-2009-007806	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: ALL LTD TO TONKAWA, MISSOURIAN GRANITE WASH, & DES MOINES GRANITE WASH
OK9270054-000	OK	WASHITA	FRIEDRICH, BRUCE	PETROLEUM DEVELOPMENT CO	12/5/2004	1001	262	I-2004-009141	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SE/4
OK3200097-003	OK	WASHITA	KOESTER, HERSCHEL CARL	CHESAPEAKE EXPLORATION LLC	3/30/2010	1169	655	1-2010-004284	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: NE/4
OK3200097-004	OK	WASHITA	KOESTER, HOWARD W & HERSCHEL CARL	CHESAPEAKE EXPLORATION LLC	6/3/2010	1178	431	I-2010-007186	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: NE/4
OK3200097-005	OK	WASHITA	MAH HOLDINGS, LLC	CHESAPEAKE EXPLORATION LLC	9/21/2010	1186	419	I-2010-009807	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: NE/4 LESS AND EXCEPT THE EAST 103 ACRES
OK3200473-000	OK	WASHITA	INTEMANN, OLINDA IRENE	CHESAPEAKE EXPLORATION LP	3/15/2007	1068	779	I-2007-004502	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: NW/4
OK9270753-001	OK	WASHITA	TAYLOR, DIANNA LEE & DALE AKA DALE H TAYLOR	CHESAPEAKE EXPLORATION LLC	7/3/2010	1178	979	I-2010-007392	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: WEST 51.5 ACRES OF THE EAST 103 ACRES IN THE SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270753-002	OK	WASHITA	MILLER, FARRELL DEAN AKA FARRELL D MILLER & CONNIE MILLER	CHESAPEAKE EXPLORATION LLC	11/4/2010	1188	479	I-2010-010492	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: CONTAINING APPROXIMATELY 640 ACRES, MORE OR LESS
OK9270764-001	OK	WASHITA	LITTKE, MELISSA, A/K/A MELISSA RAE LITTKE	CHESAPEAKE EXPLORATION LLC	8/31/2010	1185	576	I-2010-009461	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: SW/4
OK9270764-002	OK	WASHITA	LITTKE, PATRICIA	CHESAPEAKE EXPLORATION LLC	8/31/2010	1185	580	I-2010-009462	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: SW/4
OK9270764-003	OK	WASHITA	BALZER, RAYMA	CHESAPEAKE EXPLORATION LLC	8/31/2010	1185	572	I-2010-009460	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: SW/4
OK9270764-004	OK	WASHITA	DICK, GILBERT G AND ARLOENE J DICK	CHESAPEAKE EXPLORATION LLC	10/25/2010	1189	690	I-2010-010935	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: SW/4
OK3200486-001	OK	WASHITA	STREEB, LUCILLE BOSE, A/K/ A LUCILLE BOSE STREBB	CHESAPEAKE EXPLORATION LP	3/15/2007	1069	484	I-2007-004771	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: N/2 N/2 NW/4, S/2 NW/4, SW/4
OK3200486-002	OK	WASHITA	MESSICK, DOLORES BOSE	CHESAPEAKE EXPLORATION LP	3/20/2007	1069	388	I-2007-004737	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: N/2 N/2 NW/4, S/2 NW/4, SW/4, S/2 N/2 NW/4 - LESS A 5 ACRE TRACT
OK3200486-003	OK	WASHITA	STREEB, LUCILLE & PAUL W	CHESAPEAKE EXPLORATION LP	3/15/2007	1070	762	I-2007-005223	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4, LESS A TRACT DESCRIBD AS BEGINNING AT THE NW CORNER OF THE S/2 N/2 NW/4, THENCE S 330’, THENCE E 660’, THENCE N 330’, THENCE W 660’ TO POB
OK3200486-004	OK	WASHITA	BAKER, YVONNE BOSE A/K/ A YVONNE BOSE A/K/ A YVONNE M	CHESAPEAKE EXPLORATION LLC	7/25/2007	1082	33	I-2007-009233	011N	017W	0026

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 26: N/2 N/2 NW/4, S/2 NW/4, SW/4, S/2 N/2 NW/4 LESS A TRACT DESCRIBED AS BEGINNING AT THE NW/C OF THE S/2 N/2 NW/4; THENCE S 330 FT; THENCE E 660 FT; THENCE N 330 FT; THENCE W 660 FT TO POINT OF BEGINNING CONTAINING 5 ACRES MORE OR LESS

OK3200486-006	OK	WASHITA	BOSE, ERNESTINE REV LIVING TR DTD 2/5/96	CHESAPEAKE EXPLORATION LLC	8/2/2007	1082	45	I-2007-009238	011N	017W	0026

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 26: BEGINNING AT THE NW/C OF THE S/2 N/2 NW/4; THENCE S 330’; THENCE E 660’; THENCE N 330’; THENCE W 660’ TO POB CONTAINING 5 ACRES MORE OR LESS AND S/2 N/2 NW/4 LESS A TRACT DESCRIBED AS BEGINNING AT THE NW/C OF THE S/2 N/2 NW/4; THENCE S 330’; THENCE E 660’; THENCE N 330’; THENCE W 660’ TO POB CONTAINING 5 ACRES MORE OR LESS

(A TRACT OF LAND IN THE NW/4 BEGINNING AT THE NW/C S/2 N/2 NW/4 & S/2 N/2 NW/4-LESS A 5 ACRE TRACT)

LTD TO 12,950’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200486-007	OK	WASHITA	BOSE JR, EDWARD REV LIVING TR DTD 2/5/96	CHESAPEAKE EXPLORATION LLC	8/2/2007	1082	51	I-2007-009240	011N	017W	0026

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 26: BEGINNING AT THE NW/C OF THE S/2 N/2 NW/4; THENCE S 330’; THENCE E 660’; THENCE N 330’; THENCE W 660’ TO POB CONTAINING 5 ACRES MORE OR LESS AND S/2 N/2 NW/4 LESS A TRACT DESCRIBED AS BEGINNING AT THE NW/C OF THE S/2 N/2 NW/4; THENCE S 330’; THENCE E 660’; THENCE N 330’; THENCE W 660’ TO POB CONTAINING 5 ACRES MORE OR LESS

(A TRACT OF LAND IN THE NW/4 BEGINNING AT THE NW/C S/2 N/2 NW/4 & S/2 N/2 NW/4-LESS A 5 ACRE TRACT)

LTD TO 12,950’

OK3200486-008	OK	WASHITA	BOSE, JAMES	CHESAPEAKE EXPLORATION LLC	7/27/2007	1082	5	I-2007-009221	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 - LESS A TRACT DESCRIBED AS BEGINNING AT NW/C S/2 N/2 NW/4; THENCE S 330 FT; THENCE E 660 FT; THENCE N 330 FT; THENCE W 660 FT TO P.O.B.
OK3200486-009	OK	WASHITA	BOSE, MARJORIE	CHESAPEAKE EXPLORATION LLC	7/25/2007	1082	58	I-2007-009243	011N	017W	0026

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 26: N/2 N/2 NW/4, S/2 NW/4, SW/4, S/2 N/2 NW/4 LESS A TRACT DESCRIBED AS BEGINNING AT NW/C OF S/2 N/2 NW/4; THENCE S 330 FT; THENCE E 660 FT; THENCE N 330 FT; THENCE W 660 FT TO P.O.B

OK3200486-010	OK	WASHITA	BOSE, ROBERT	CHESAPEAKE EXPLORATION LLC	7/26/2007	1082	77	I-2007-009252	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 - LESS A TRACT DESCRIBED AS BEGINNING AT NW/C S/2 N/2 NW/4; THENCE S 330 FT; THENCE E 660 FT; THENCE N 330 FT; THENCE W 660 FT TO P.O.B.
OK3200486-012	OK	WASHITA	BOSE, KENNY DON	CHESAPEAKE EXPLORATION LLC	8/6/2007	1080	176	I-2007-008576	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 LESS A TRACT DESCRIBED AS BEGINNING AT NW/C S/2 N/2 NW/4, THENCE S 330’, THENCE E 660’, THENCE N 330’, THENCE W 660’ TO POB
OK3200486-013	OK	WASHITA	BOSE, MARK E	CHESAPEAKE EXPLORATION LLC	8/2/2007	1082	822	I-2007-009473	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 LESS A TRACT DESCRIBED AS BEGINNING AT NW/C S/2 N/2 NW/4, THENCE S 330’, THENCE E 660’, THENCE N 330’, THENCE W 660’ TO POB
OK3200486-014	OK	WASHITA	BOSE, DARRELL W AND G DIANE	PETROLEUM DEVELOPMENT COMPANY	5/8/2007	1080	167	I-2007-008573	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 LESS 5 AC DESCRIBED AS BEGINNING NW CORNER OF S/2 N/2 NW/4, THENCE SOUTH 330’, EAST 666’, NORTH 330’, WEST 660’ TO POB
OK3200486-015	OK	WASHITA	BOSE, BRADLEY WARREN	PETROLEUM DEVELOPMENT COMPANY	5/3/2007	1080	170	I-2007-008574	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 LESS 5 AC DESCRIBED AS BEGINNING NW CORNER OF S/2 N/2 NW/4 THENCE SOUTH 330’, EAST 660’, NORTH 330’, WEST 660’ TO POB

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200486-016	OK	WASHITA	BOSE, GORDAN D	PETROLEUM DEVELOPMENT COMPANY	5/8/2007	1080	173	I-2007-008575	011N	017W	0026	TOWNSHI 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 LESS 5 AC DESCRIBED AS BEGINNING NW CORNER OF S/2 N/2 NW/4 THENCE SOUTH 330’, EAST 666’, NORTH 330’, WEST 660’ TO POB
OK3200486-017	OK	WASHITA	BOSE, KENNY DON AND PATRICIA	PETROLEUM DEVELOPMENT COMPANY	5/4/2007	1080	176	I-2007-008576	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 LESS 5 AC DESCRIBED AS BEGINNING NW CORNER OF S/2 N/2 NW/4 THENCE SOUTH 330’, EAST 666’, NORTH 330’, WEST 660’ TO POB
OK3200486-018	OK	WASHITA	BOSE, RANDAL S	CHESAPEAKE EXPLORATION LLC	6/5/2009	1140	765	I-2009-004617	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4, LESS A TRACT BEGINNING AT NW/C S/2 N/2 NW/4, THENCE S 330’, THENCE E 660’, THENCE N 330’, THENCE W 660’ TO POB
OK3200686-001	OK	WASHITA	RUTLEDGE, IRENE C LIVING TRUST	CHESAPEAKE EXPLORATION LLC	9/4/2007	1088	935	I-2007-011676	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: NE/4
OK3200686-002	OK	WASHITA	ISAACS, CHERYL ANNETTE CORE & TOM	CHESAPEAKE EXPLORATION LLC	9/4/2007	1124	279	I-2008-010768 (CORRECTION)	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: NE/4
OK3200686-003	OK	WASHITA	CORE, JASON ROGER	CHESAPEAKE EXPLORATION LLC	9/4/2007	1088	933	I-2007-011675	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: NE/4
OK5122081-003	OK	WASHITA	LEWIS, ANNA MARIE & CHARLES	CHESAPEAKE EXPLORATION LLC	10/18/2007	1092	933	I-2007-013038	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: SE/4 LTD TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM (17,173’)
OK5122081-004	OK	WASHITA	DYCK, DONALD E & JANICE	CHESAPEAKE EXPLORATION LLC	10/18/2007	1098	1	I-2008-001398	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: SE/4 LTD TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM (17,173’)
OK5122081-005	OK	WASHITA	LEWIS, ANNA MARIE & CHARLES	CHESAPEAKE EXPLORATION LLC	10/18/2007	1117	621	I-2008-008318 (CORRECTED)	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: SE/4 LTD TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM (17,173’)
OK5122081-006	OK	WASHITA	DYCK, DONALD E & JANICE	CHESAPEAKE EXPLORATION LLC	10/18/2007	1117	624	I-2008-008319 (CORRECTED)	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: SE/4 LTD TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM (17,173’)
OK5122081-007	OK	WASHITA	OCC #568758/CD #200901702	COI-CELLC	6/30/2009			UNRECORDED	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: ALL LTD TO VIRGILIAN, MISSOURIAN, AND DES MOINES

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200703-002	OK	WASHITA	LEWIS, ANNA MARIE LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	10/11/2007	1091	48	I-2007-012491	011N	017W	0027

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 27: W/2 NW/4, 1.5 AC TRACT BEGINNING NW/C E/2 NW/4, THENCE E 24.7’, THENCE S 2640’, THENCE W 24.7’, THENCE N 2640’ TO POB, A/D/A W 81.5 AC OF NW/4 LTD TO 17,125’

OK3200703-003	OK	WASHITA	DYCK, DONALD E LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	10/11/2007	1089	956	I-2007-012082	011N	017W	0027

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 27: W/2 NW/4, 1.5 AC TRACT BEGINNING NW/C E/2 NW/4, THENCE E 24.7’, THENCE S 2640’, THENCE W 24.7’, THENCE N 2640’ TO POB, A/D/A W 81.5 AC OF NW/4

LTD TO 17,125’

OK9270046-001	OK	WASHITA	JANZEN, ALLEN LIVING TRUST DTD 12/9/93	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	982	I-2008-001378	011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: SW/4, STRIP OF LAND W OF RR IN SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES FM (17,125’)
OK9270046-002	OK	WASHITA	JANZEN, ELIZABETH SUZANNE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	994	I-2008-001382	011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: SW4, STRIP OF LAND W OF RR IN SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES FM (17,125’)
OK9270046-003	OK	WASHITA	CAILLE, JANET	CHESAPEAKE EXPLORATION LLC	12/3/2007	1098	24	I-2008-001406	011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: SW4, STRIP OF LAND W OF RR IN SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES FM (17,125’)
OK9270046-004	OK	WASHITA	BARTEL, VICKI SUE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1098	9	I-2008-001401	011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: SW/4, STRIP OF LAND W OF RR IN SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES FM (17,125’)
OK9270055-000	OK	WASHITA	EVANGELISH LUTHERISCHE FREDENS GEMEINDE,	CHESAPEAKE EXPLORATION LLC	10/31/2007	1099	389	I-2008-001884	011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: A 2.5 ACRE TRACT DESCRIBED AS 40 RODS LONG NORTH & SOUTH AND 10 RODS WIDE EAST & WEST IN SE/C OF SE/4 LTD TO 17,025’
OK9270105-001	OK	WASHITA	LOWRY JR, G W & CHERYL	CHESAPEAKE EXPLORATION LLC	1/10/2008	1099	688	I-2008-002001	011N	017W	0027

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 27: SE/4 LESS A 2.5 AC TRACT DESCRIBED AS 40 RODS LONG N & S & 10 RODS WIDE E & W IN SE/C SE/4, LESS A 3.0 AC TRACT DESCRIBED AS ALL THAT LAND LYING W OF THE RR IN SE/4, LESS 6.09 ACS DEEDED TO THE RR FOR R-O-W

LTD TO 100 BLW S.E. OF BASE OF DES MOINES GRANITE WASH FM (17,125’)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270105-002	OK	WASHITA	LOWRY, GEORGE WHEELER TRUST AGREEMENT DTD 5-31-79	CHESAPEAKE EXPLORATION LLC	1/10/2008	1099	711	I-2008-002009	011N	017W	0027

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 27: SE/4 LESS A 2.5 AC TRACT DESCRIBED AS 40 RODS LONG N & S & 10 RODS WIDE E & W IN SE/C SE/4, LESS A 3.0 AC TRACT DESCRIBED AS ALL THAT LAND LYING W OF THE RR IN SE/4, LESS 6.09 ACS DEEDED TO THE RR FOR R-O-W

LTD TO 100 BLW S.E. OF BASE OF DES MOINES GRANITE WASH FM (17,125’)

OK9270105-003	OK	WASHITA	LOWRY, LACY LEIGH LIV TR, LACY LEIGH LOWRY, TRST	CHESAPEAKE EXPLORATION LLC	1/10/2008	1101	692	I-2008-002530	011N	017W	0027

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 27: SE/4 LESS A 2.5 AC TRACT DESCRIBED AS 40 RODS LONG N & S & 10 RODS WIDE E & W IN SE/C SE/4, LESS A 3.0 AC TRACT DESCRIBED AS ALL THAT LAND LYING W OF THE RR IN SE/4, LESS 6.09 ACS DEEDED TO THE RR FOR R-O-W

LTD TO 100 BLW S.E. OF BASE OF DES MOINES GRANITE WASH FM (17,125’)

OK9270105-004	OK	WASHITA	SANDERS, LEONA BOSE & ERNEST R	PETROLEUM DEVELOPMENT CO	2/5/2005	1007	845		011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: E/2 NE/4
OK9270105-005	OK	WASHITA	OCC #564233/CD #200808177	COI-CELLC	1/8/2009			UNRECORDED	011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: ALL LTD TO VIRGILIAN, MISSOURIAN & DES MOINES
OK5127286-001	OK	WASHITA	VERA E KEIL REVOCABLE TRUST DATED 1-4-1999	CHESAPEAKE EXPLORATION LP	2/9/2006	1032	391	1-2006-002312	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: NW/4
OK5129397-001	OK	WASHITA	STEHR, MARTIN R & FAYE	CHESAPEAKE EXPLORATION LP	2/10/2006	1031	410	I-2006-001934	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-002	OK	WASHITA	THOMPSON REV LIV TR, DTD 7/25/89	CHESAPEAKE EXPLORATION LP	3/1/2006	1033	774	I-2006-002872	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-003	OK	WASHITA	OLIDINE BROOKS REV LIVING TRUST DTD 7/16/04	CHESAPEAKE EXPLORATION LP	3/3/2006	1033	777	I-2006-002873	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-004	OK	WASHITA	BROOKS, MICHAEL A REV LIVING TRUST DTD 7/16/04	CHESAPEAKE EXPLORATION LP	3/3/2006	1033	780	I-2006-002874	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-005	OK	WASHITA	VOGT FAMILY LIVING TRUST DTD 3-15-93	CHESAPEAKE EXPLORATION LP	3/20/2006	1035	987	I-2006-003703	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-006	OK	WASHITA	JOHNSON, WILMA & W L	CHESAPEAKE EXPLORATION LP	2/10/2006	1032	89	I-2006-002197	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-007	OK	WASHITA	CHILDRESS, ZELDA MAE	CHESAPEAKE EXPLORATION LP	2/23/2006	1032	789	I-2006-002458	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-008	OK	WASHITA	MACTAVISH, PHYLLIS ANN, F/K/A MACDONELL	CHESAPEAKE EXPLORATION LLC	12/14/2007	1098	366	I-2008-001542	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES FM (17,180’)
OK5129397-009	OK	WASHITA	SUDERMAN FAMILY LIVING TRUST DATED 2-17-93, THE	DAVID S THOMPSON & ASSOCIATES	10/15/2007	1090	938	I-2007-012444	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129432-001	OK	WASHITA	BOSE, EDWARD JR REV LIVING TRUST DTD 2/5/96	CHESAPEAKE EXPLORATION LP	2/17/2006	1033	308	I-2006-002660	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: NE/4
OK5129432-002	OK	WASHITA	BOSE, ERNESTINE REV LIVING TRUST DTD 2/5/96	CHESAPEAKE EXPLORATION LP	2/17/2006	1033	311	I-2006-002661	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129432-003	OK	WASHITA	BOSE, BRYAN	CHESAPEAKE EXPLORATION LP	2/17/2006	1033	299	I-2006-002657	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: NE/4
OK5129435-001	OK	WASHITA	BOSE, BRADLEY WARREN	CHESAPEAKE EXPLORATION LP	2/22/2006	1034	36	I-2006-002971	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SW/4
OK5129435-002	OK	WASHITA	BOSE, KENNY DON & PATTIE MARIE FREEMAN-BOSE	CHESAPEAKE EXPLORATION LP	2/22/2006	1034	600	I-2006-003188	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SW/4
OK5129391-007	OK	WASHITA	MONTGOMERY PETROLEUM, INC	CHESAPEAKE EXPLORATION LLC	11/12/2007	1091	17	I-2007-012479	011N	017W	0029

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 29: NORTHWEST QUARTER LESS AND EXCEPT RAILROAD RIGHT-OF-WAY MORE PARTICULARLY DESCRIBED AS FOLLOWS: A STRIP OF LAND 100 FEET WIDE, THE SAME TO EXTEND A UNIFORM WIDTH OF 50 FEET ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NORTHWEST QUARTER OF SECTION 29, TOWNSHIP 11 NORTH, RANGE 27 WEST, CONTAINING 5.05 ACRES. AND A STRIP OF LAND ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NORTHWEST QUARTER OF SECTION 29, TOWNSHIP 11 NORTH, RANGE 17 WEST AS ADDITIONAL RIGHT-OF-WAY AS FOLLOWS: AN ADDITIONAL WIDTH OF 25 FEET ON EACH SIDE OF THE 100 FEET WIDE RIGHT-OF-WAY HERETOFOR CONVEYED, EXTENDING FROM THE WEST LINE OF SAID 1/4 SECTION IN A NORTHEASTERLY DIRECTION 827 FEET MEASURED ALONG SAID CENTER LINE, CONTAINING 1.02 ACRES. (A/D/A NW/4 LESS & EXCEPT RR R-O-R)

LTD TO 100’ BELOW S.E. OF DES MOINES FM (17,330’)

OK5129391-008	OK	WASHITA	MALCO ROYALTIES LTD	CHESAPEAKE EXPLORATION LLC	5/21/2008	1115	801	I-2008-007671	011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NW/4, L/E ROW AND/OR EASEMENT SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129391-009	OK	WASHITA	NORMAN, ROBERT W	CHESAPEAKE EXPLORATION LLC	5/21/2008	1115	803	I-2008-007672	011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NW/4, L/E ROW AND/OR EASEMENT SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129391-010	OK	WASHITA	IVY CREEK INVESTMENTS, LTD	CHESAPEAKE EXPLORATION LLC	5/21/2008	1115	805	I-2008-007673	011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NW/4, L/E ROW AND/OR EASEMENT SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129391-011	OK	WASHITA	CONSUL PROPERTIES, LLC	CHESAPEAKE EXPLORATION LLC	5/21/2008	1115	807	I-2008-007674	011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NW/4, L/E ROW AND/OR EASEMENT SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129391-012	OK	WASHITA	BOYD, RUTH A FORMERLY RUTH A MAYNARD	CHESAPEAKE EXPLORATION LLC	1/20/2009	1130	470	I-2009-000974	011N	017W	0029

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 29: NW/4 L/E 2 TRACTS OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 100’ WIDE, THE SAME TO EXTEND A UNIFORM WIDTH OF 50’ ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 & A STRIP OF LAND ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 AS ADDITIONAL RIGHT-OF-WAY AS FOLLOWS: AN ADDITIONAL WIDTH OF 25’ ON EACH SIDE OF THE 100’ WIDE RIGHT-OF-WAY HERETO FOR CONVEYED, EXTENDING FROM THE W LINE OF SAID 1/4 SECTION IN A NORTHEASTERLY DIRECTION 827’ MEASURED ALONG SAID CENTER LINE

SURFACE TO 17,330

OK5129391-013	OK	WASHITA	COTTON, NIKKI M	CHESAPEAKE EXPLORATION LLC	1/26/2009	1130	476	I-2009-000976	011N	017W	0029

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 29: NW/4 L/E 2 TRACTS OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 100’ WIDE, THE SAME TO EXTEND A UNIFORM WIDTH OF 50’ ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 & A STRIP OF LAND ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 AS ADDITIONAL RIGHT-OF-WAY AS FOLLOWS: AN ADDITIONAL WIDTH OF 25’ ON EACH SIDE OF THE 100’ WIDE RIGHT-OF-WAY HERETO FOR CONVEYED, EXTENDING FROM THE W LINE OF SAID 1/4 SECTION IN A NORTHEASTERLY DIRECTION 827’ MEASURED ALONG SAID CENTER LINE

SURFACE TO 17,330

OK5129391-014	OK	WASHITA	MAYNARD LIVING TR, DTD MAY 22, 1997, MILDRED B MAYNARD, TRST	CHESAPEAKE EXPLORATION LLC	1/20/2009	1130	467	I-2009-000973	011N	017W	0029

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 29: NW/4 L/E 2 TRACTS OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 100’ WIDE, THE SAME TO EXTEND A UNIFORM WIDTH OF 50’ ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 & A STRIP OF LAND ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 AS ADDITIONAL RIGHT-OF-WAY AS FOLLOWS: AN ADDITIONAL WIDTH OF 25’ ON EACH SIDE OF THE 100’ WIDE RIGHT-OF-WAY HERETO FOR CONVEYED, EXTENDING FROM THE W LINE OF SAID 1/4 SECTION IN A NORTHEASTERLY DIRECTION 827’ MEASURED ALONG SAID CENTER LINE

SURFACE TO 17,230’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129391-015	OK	WASHITA	MAYNARD, THOMAS D	CHESAPEAKE EXPLORATION LLC	1/20/2009	1130	464	I-2009-000972	011N	017W	0029

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 29: NW/4 L/E 2 TRACTS OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 100’ WIDE, THE SAME TO EXTEND A UNIFORM WIDTH OF 50’ ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 & A STRIP OF LAND ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 AS ADDITIONAL RIGHT-OF-WAY AS FOLLOWS: AN ADDITIONAL WIDTH OF 25’ ON EACH SIDE OF THE 100’ WIDE RIGHT-OF-WAY HERETO FOR CONVEYED, EXTENDING FROM THE W LINE OF SAID 1/4 SECTION IN A NORTHEASTERLY DIRECTION 827’ MEASURED ALONG SAID CENTER LINE

SURFACE TO 17,230’

OK9270260-000	OK	WASHITA	KEIL, JEAN D	CHESAPEAKE EXPLORATION LLC	1/20/2009	1130	473	I-2009-000975	011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: SE/4 SURFACE TO 17,230’
OK9270274-000	OK	WASHITA	BORCHERS, PAUL LIVING TRUST ET AL	MAVERICK CORPORATION	2/17/2009	1131	537		011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: SW/4 SURFACE TO 17,230’
OK9270274-001	OK	WASHITA	SAWATZKY, WANITA LIFE ESTATE	TODCO PROPERTIES, INC	2/4/2009	1134	430		011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NE/4
OK9270274-002	OK	WASHITA	SAWATZKY, JACK AND KAREN	TODCO PROPERTIES, INC	2/4/2009	1134	433		011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NE/4
OK9270274-003	OK	WASHITA	SAWATZKY, RANDY AND CANDICE	TODCO PROPERTIES, INC	2/4/2009	1134	436		011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NE/4
OK9270274-004	OK	WASHITA	GROSZ, FRED A & KARLENE S LIVING TR	TODCO PROPERTIES, INC	2/4/2009	1134	439		011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NE/4
OK3200077-001	OK	WASHITA	WILLIAMSON, BARBARA DARLENE A/ K/A DARLENE	CHESAPEAKE EXPLORATION LP	7/21/2006	1045	808	I-2006-007441	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK3200077-002	OK	WASHITA	ALLEN, WENDELL A/ K/A WENDELL ETHAN ALLEN	CHESAPEAKE EXPLORATION LP	7/27/2006	1047	106	I-2006-007955	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK3200077-003	OK	WASHITA	MEIER, DESSIE	CHESAPEAKE EXPLORATION LP	7/27/2006	1046	563	I-2006-007762	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK3200077-004	OK	WASHITA	DAVIS, ELNORA JANE A/K/A JANIE DAVIS	CHESAPEAKE EXPLORATION LP	7/27/2006	1047	125	I-2006-007962	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK3200077-005	OK	WASHITA	CALVERT, VICKIE KATHLEEN, A/K/A VICKIE CALVERT	CHESAPEAKE EXPLORATION LP	7/27/2006	1047	493	I-2006-008103	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK3200116-001	OK	WASHITA	CUMINGS, D A REVOCABLE TRUST 1997	CHESAPEAKE EXPLORATION LLC	9/7/2007	1087	336	I-2007-011101	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 1, 2, E/2 NW/4, A/D/A NW/4
OK3200116-002	OK	WASHITA	SITZMAN, GLENN L	CHESAPEAKE EXPLORATION LLC	9/7/2007	1087	340	I-2007-011103	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 1,2, E/2 NW/4 (A/D/A NW/4)
OK3200116-003	OK	WASHITA	GREENWELL, OPAL M	CHESAPEAKE EXPLORATION LLC	9/7/2007	1086	990	I-2007-010970	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 1 & 2 & E/2 NW/4, ADA NW/4
OK3200116-004	OK	WASHITA	SITZMAN JR, CARL J	CHESAPEAKE EXPLORATION LLC	9/7/2007	1088	150	I-2007-011407	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 1-2, E/2 NW/4, ADA NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200117-001	OK	WASHITA	HAWTHORNE, RAE DEANE	CHESAPEAKE EXPLORATION LLC	9/12/2007	1087	314	I-2007-011092	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3, 4, SW/4, A/D/A WEST 63.68 AC OF SW/4
OK3200117-002	OK	WASHITA	HUGHES, JUBIE F/K/A JUBIE PRICE	CHESAPEAKE EXPLORATION LLC	9/10/2007	1087	338	I-2007-011102	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3, 4, (A/D/A W 63.68 ACRES OF SW/4)
OK3200117-003	OK	WASHITA	HUGHES, SCHERRIE	CHESAPEAKE EXPLORATION LLC	9/12/2007	1088	97	I-2007-011392	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3, 4 OF SW/4 (A/D/A W 63.68 ACRES OF SW/4)
OK3200117-004	OK	WASHITA	GILLY, GIL E & PANSY	CHESAPEAKE EXPLORATION LLC	9/10/2007	1088	868	I-2007-011650	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3-4 ADA W 63.68 AC OF SW/4
OK3200117-005	OK	WASHITA	REYNOLDS, MICHELLE	CHESAPEAKE EXPLORATION LLC	9/12/2007	1088	874	I-2007-011653	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3-4, ADA W 63.68 OF SW/4
OK3200117-006	OK	WASHITA	MASIERS, CHRISTINA	CHESAPEAKE EXPLORATION LLC	9/12/2007	1089	554	I-2007-011921	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3-4, ADA W 63.68 OF SW/4
OK3200117-007	OK	WASHITA	MEDINA, REBECCA	CHESAPEAKE EXPLORATION LLC	9/12/2007	1091	20	I-2007-012480	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3,4, (ADA W 63.68 AC OF SW/4)
OK3200666-000	OK	WASHITA	LABAHN, BETTY JO LIVING TR, BETTY JO LABAHN, TRST	CHESAPEAKE EXPLORATION LLC	9/7/2007	1085	66	I-2007-010323	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: E 90 ACRES OF SW/4
OK3200667-001	OK	WASHITA	OCC #569104/CD #200901983	COI-CELLC	7/16/2009				011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: ALL LTD TO MISSOURIAN & DES MOINES
OK3210048-001	OK	WASHITA	WOLF, HARRY D A/ K/A HARRY DUANE & MARVA JO	CHESAPEAKE EXPLORATION LLC	8/10/2006	1049	174	I-2006-006722	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK3210049-001	OK	WASHITA	ALLEN, ANTHONY DWIGHT A/K/ A TONY	CHESAPEAKE EXPLORATION LLC	8/8/2006	1048	94	I-2006-008319	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK9270261-000	OK	WASHITA	KEIL, JEAN D	CHESAPEAKE EXPLORATION LLC	1/20/2009	1130	479	I-2009-000977	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: NE/4 SURFACE TO DES MOINES FM (17,415.50’)
OK3200472-001	OK	WASHITA	MEIER, BOBBY LYNN	CHESAPEAKE EXPLORATION LP	3/22/2007	1068	783	I-2007-004504	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 1,2, E/2 NE/4
OK3200472-002	OK	WASHITA	LOPER, LOUISE ANN	CHESAPEAKE EXPLORATION LP	3/22/2007	1068	785	I-2007-004505	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOT 1, LOT 2, E/2 NE/4
OK3200472-003	OK	WASHITA	MEIER, DESSIE	CHESAPEAKE EXPLORATION LP	3/22/2007	1068	781	I-2007-004503	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOT 1, LOT 2, E/2 NE/4
OK3200472-004	OK	WASHITA	ROWE, PATRICIA M	CHESAPEAKE EXPLORATION LP	3/22/2007	1069	496	I-2007-004777	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOT 1, LOT 2, E/2 NE/4
OK3200472-005	OK	WASHITA	MEIER, CECIL MONTELL	CHESAPEAKE EXPLORATION LP	3/22/2007	1070	745	I-2007-005215	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 1, 2, E/2 NE/4
OK3200655-001	OK	WASHITA	HOEPFNER, MICHAEL	CHESAPEAKE EXPLORATION LLC	8/27/2007	1084	461	I-2007-010103	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: W/2 NE/4, E 76.62 AC OF E/2 NW/4 LTD TO 16,529’
OK3200655-002	OK	WASHITA	SLIWOSKI, JOAN B	CHESAPEAKE EXPLORATION LLC	8/28/2007	1085	68	I-2007-010324	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 3,4, E/2 SW/4 LESS .35 AC FOR PUBLIC ROAD
OK3200655-003	OK	WASHITA	EMPIE, JUDITH E	CHESAPEAKE EXPLORATION LLC	8/28/2007	1086	294	I-2007-010715	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOT 3, LOT 4, E/2 SW/4 LESS .35 AC FOR PUBLIC ROAD

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200655-004	OK	WASHITA	REUBER, JAMES LOUIS	CHESAPEAKE EXPLORATION LLC	8/28/2007	1086	299	I-2007-010717	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 3,4, E/2 SW/4 LESS .35 FOR PUBLIC ROAD
OK3200655-005	OK	WASHITA	PLEASANT INVESTMENTS LP	CHESAPEAKE EXPLORATION LLC	8/28/2007	1085	44	I-2007-010315	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 3,4, E/2 SW/4 LESS .35 AC FOR PUBLIC ROAD
OK3200655-006	OK	WASHITA	REUBER, RUBY M REV LIV TR DTD 9/29/93, RUBY M REUBER TRST	CHESAPEAKE EXPLORATION LLC	8/28/2007	1085	55	I-2007-010319	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 3, 4, E/2 SW/4, (LESS .35 AC FOR PUBLIC ROAD)
OK3200655-007	OK	WASHITA	REUBER, STANLEY K	CHESAPEAKE EXPLORATION LLC	8/28/2007	1085	52	I-2007-010318	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 3, 4, E/2 SW/4 LESS .35 AC FOR PUBLIC ROAD LTD TO 16,529’
OK3200655-008	OK	WASHITA	DUE, MAXINE	CHESAPEAKE EXPLORATION LLC	10/8/2007	1090	463	I-2007-012270	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 3, 4, E/2 SW/4 LESS 0.35 AC FOR PUBLIC ROAD LTD TO 16,529’
OK3200667-000	OK	WASHITA	CHESAPEAKE ROYALTY, LLC	CHESAPEAKE EXPLORATION LLC	4/17/2008	1106	316	I-2008-004233	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOT 3 (35.78 ACRES) & LOT 4 (35.26 ACRES) & THE E/2 SW/4, LESS 0.35 ACRES FOR A PUBLIC ROADWAY LTD TO 16529’
OK3200671-001	OK	WASHITA	BENSON, MARGERY KAREN	CHESAPEAKE EXPLORATION LLC	8/24/2007	1085	11	I-2007-010302	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: W/2 NE/4, E 76.62 ACRES OF E/2 NW/4 LTD TO 16,529’
OK3200684-001	OK	WASHITA	RAASCH, JAMES	CHESAPEAKE EXPLORATION LLC	10/1/2007	1085	40	I-2007-010313	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: 3.38 ACRES ALONG THE WEST SIDE OF E/2 NW/4
OK3200684-002	OK	WASHITA	WEBER, SUSAN	CHESAPEAKE EXPLORATION LLC	10/8/2007	1086	305	I-2007-010720	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: 3.38 AC ALONG W/SIDE E/2 NW/4
OK3200684-003	OK	WASHITA	TALLEY, PATRICIA	CHESAPEAKE EXPLORATION LLC	10/8/2007	1086	982	I-2007-010966	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: 3.38 AC ALONG W/SIDE E/2 NW/4
OK3200684-004	OK	WASHITA	RAASCH, JR, THOMAS A & VELMA H, TRUST	CHESAPEAKE EXPLORATION LLC	10/1/2007	1089	761	I-2007-012002	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: 3.38 ACRES ALONG W SIDE OF E/2 NW/4
OK3200684-005	OK	WASHITA	RAASCH, DEBORAH	CHESAPEAKE EXPLORATION LLC	10/8/2007	1088	176	I-2007-011417	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: 3.38 ACRES ALONG THE W SIDE OF E/2 NW/4
OK9270020-001	OK	WASHITA	WALLERSTEDT, SCOTT EUGENE	CHESAPEAKE EXPLORATION LLC	10/11/2007	1091	874	I-2007-012642	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: SE/4
OK9270020-002	OK	WASHITA	WALLERSTEDT, ROBERT WILLIAM	CHESAPEAKE EXPLORATION LLC	10/11/2007	1091	872	I-2007-012641	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: SE/4
OK9270020-003	OK	WASHITA	OCC# 547449/CD#200707118	CHESAPEAKE EXPLORATION LLC	12/6/2007				011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: ALL LTD TO VIRGILIAN, MISSOURIAN & DES MOINES COMMON SOURCES OF SUPPLY
OK3200104-001	OK	WASHITA	MEKUSUKEY OIL COMPANY LLC	CHESAPEAKE EXPLORATION LLC	9/7/2007	1082	40	I-2007-009236	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: SW/4
OK3200104-002	OK	WASHITA	HAMM JR, FLOYD D	CHESAPEAKE EXPLORATION LLC	10/18/2007	1093	908	I-2007-013342	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200104-003	OK	WASHITA	STAFFORD, LESTER, A/K/A LESTER V STAFFORD	CHESAPEAKE EXPLORATION LLC	11/1/2007	1093	902	I-2007-013340	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: SW/4 LTD TO 100’ BELOW S. E. DES MOINES GRANITE WASH FM (17,093’)
OK3200104-004	OK	WASHITA	IGO, TERRY	DAVID S THOMPSON & ASSOCIATES	6/21/2007	1075	372	I-2007-006825	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: SW/4
OK3200104-005	OK	WASHITA	ASARCO OIL & GAS COMPANY, INC.	CHESAPEAKE EXPLORATION LLC	9/16/2010	1183	980	I-2010-008985	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: SW/4
OK3200123-003	OK	WASHITA	JANZEN, ALLEN LIVING TRUST DATED 12/9/93	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	985	I-2008-001379	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACS OF SE/4 LTD TO 100’ BELOW S.E. DES MOINES GRANITE WASH (17,093’)
OK3200123-004	OK	WASHITA	JANZEN, ELIZABETH SUZANNE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	988	I-2008-001380	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACS OF SE/4 LTD TO 100’ BELOW S.E. DES MOINES GRANITE WASH (17,093’)
OK3200123-005	OK	WASHITA	CAILLE, JANET	CHESAPEAKE EXPLORATION LLC	12/3/2007	1098	32	I-2008-001409	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACS OF SE/4 LTD TO 100’ BELOW S.E. DES MOINES GRANITE WASH (17,093’)
OK3200123-006	OK	WASHITA	BARTEL, VICKI SUE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1098	12	I-2008-001402	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACRES OF SE/4 LTD TO 100’ BELOW S.E. DES MOINES GRANITE WASH (17,093’)
OK3200123-007	OK	WASHITA	ORTHWEIN, RICHARD J REV TRUST, RICHARD J ORTHWEIN, TRUSTEE	CHESAPEAKE EXPLORATION LLC	12/17/2007	1100	930	I-2008-002258	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: E 60 AC OF SE/4 LTD TO 100’ BELOW S.E. DES MOINES GRANITE WASH (17,093’)
OK3200123-008	OK	WASHITA	BROOKS, MICHAEL A REV LIVING TRUST DTD 7/15/2004	CHESAPEAKE EXPLORATION LLC	5/23/2008	1109	159	I-2008-005324	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACRES OF SE/4
OK3200123-009	OK	WASHITA	BROOKS, OLIDINE REV LIVING TRUST DTD 7/16/2004	CHESAPEAKE EXPLORATION LLC	5/23/2008	1109	161	I-2008-005325	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACRES OF SE/4
OK3200123-010	OK	WASHITA	VOGT FAMILY LIVING TRUST DTD 3/15/1993	CHESAPEAKE EXPLORATION LLC	5/9/2008	1107	565	I-2008-004728	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACRES OF SE/4
OK3200123-011	OK	WASHITA	WALTERS, EDITH	CHESAPEAKE EXPLORATION LLC	4/12/2010	1172	992	I-2010-005372	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: E 60 AC OF SE/4
OK3200123-012	OK	WASHITA	LINDSTROM, PEARL	CHESAPEAKE EXPLORATION LLC	4/14/2010	1172	1009	I-2010-005378	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: E 60 AC OF SE/4
OK3200123-013	OK	WASHITA	CADDELL, DAY NELL WILLIAMS	CHESAPEAKE EXPLORATION LLC	8/3/2010	1179	387	I-2010-007504	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACRES OF SE/4
OK3200123-014	OK	WASHITA	WILLIAMS, JERRY A/K/A JERRY L WILLIAMS	CHESAPEAKE EXPLORATION LLC	8/3/2010	1179	383	I-2010-007502	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACRES OF THE SE/4
OK3200123-015	OK	WASHITA	WILLIAMS, RONNIE A/K/A RONNIE G WILLIAMS	CHESAPEAKE EXPLORATION LLC	8/3/2010	1179	385	I-2010-007503	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: THE EAST 60 ACRES OF THE SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200123-016	OK	WASHITA	OCC #578816/CD #201003415	COI/CELLC	9/22/2010				011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: ALL LIMITED TO VIRGILIAN, MISSOURIAN & DES MOINES SEPARATE COMMON SOURCES OF SUPPLY
OK3200124-001	OK	WASHITA	BRAUKUS, KATHRYN	CHESAPEAKE EXPLORATION LLC	10/10/2007	1088	166	I-2007-011413	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: N/2 NE/4
OK3200125-000	OK	WASHITA	MCCLURE, VALINDA	CHESAPEAKE EXPLORATION LLC	10/12/2007	1088	169	I-2007-011414	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: S/2 NE/4
OK9270023-001	OK	WASHITA	BARTON, WILLIAM R	CHESAPEAKE EXPLORATION LLC	10/30/2007	1093	917	I-2007-013345	011N	017W	0032

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 32: NW/4 LESS AND EXCEPT A TRACT OF LAND CONTAINING 10 ACRES IN THE FORM OF A SQUARE IN THE NE CORNER OF THE NW/4

SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH (17,093’)

OK9270023-002	OK	WASHITA	VERDE VISTA ENERGY CO	CHESAPEAKE EXPLORATION LLC	10/30/2007	1093	885	I-2007-013336	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: NW/4 L/E A TRACT CONTAINING 10 ACS IN FORM OF SQUARE IN NE/C NW/4 SURF TO 100’ BLW S.E. OF DES MOINES GRANITE WASH (17,093’)
OK9270023-003	OK	WASHITA	WEBB, DAWN E	CHESAPEAKE EXPLORATION LLC	10/30/2007	1095	202	I-2008-000411	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: NW/4 L/E A TRACT CONTAINING 10 ACS IN FORM OF SQUARE IN NE/C NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH (17,093’)
OK9270023-004	OK	WASHITA	MANZ, TERRY K	CHESAPEAKE EXPLORATION LLC	10/30/2007	1094	789	I-2008-000265	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: NW/4 L/E A TRACT CONTAINING 10 ACS IN FORM OF SQUARE IN NE/C NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH (17,093’)
OK9270023-005	OK	WASHITA	PLAYA PETROLEUM, INC, WILLIAM R BARTON, PRESIDENT	CHESAPEAKE EXPLORATION LLC	10/30/2007	1093	914	I-2007-013344	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: NW/4 LESS & EXCEPT A TRACT CONTAINING 10 ACS IN FORM OF A SQUARE IN NE/C NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH (17,093’)
OK9270023-006	OK	WASHITA	SCHMIDT, MAMIE	DAVID S THOMPSON & ASSOCIATES	7/31/2007	1081	932	I-2007-009177	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270001-000	OK	WASHITA	BUFFING, BRET	CHESAPEAKE EXPLORATION LLC	10/22/2007	1090	460	I-2007-012269	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: E/2 SE/4, LESS 3 ACRES DEEDED TO THE BOARD OF COMMISSIONERS OF WASHITA COUNTY, A TRACT OF LAND DESCRIBED AS BEGINNING AT A POINT 33’ W OF NE/C OF E/2 SE/4, THENCE W 285.2’, THENCE S 85°10’ E 50’, THENCE S 70°20’ E 100’, THENCE S 51°10’ E 100’, THENCE S 30°50’ E 100’, THENCE S 11°10’ E 100’, THENCE N 285.2’ TO POB

SURFACE TO 17,475’

OK9270029-000	OK	WASHITA	EVANGELIST LUTHERAN FRIEDENS GERNIEDE , A CORPORATION	CHESAPEAKE EXPLORATION LLC	10/31/2007	1093	888	I-2007-013337	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: PART NE/4 BEGINNING AT NE/C NE/4, THENCE S ON E LINE 32 RODS, THENCE W 10 RODS, THENCE N 32 RODS, THENCE E TO POB SURFACE TO 17,475’
OK9270047-001	OK	WASHITA	JANZEN, ALLEN LIVING TRUST DTD 12/9/93	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	977	I-2008-001376	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: A TRACT OF LAND COVERING PART OF NE/4 DESCRIBED AS: BEGINNING AT A POINT 660’ E OF THE CENTER OF SEC 34; THENCE N 21°24’ E 550’; THENCE N 60°20’ E 910’; THENCE N 39°48’ W 465’; THENCE N 870’ TO THE N BOUNDARY LINE OF SEC 34; THENCE E TO A POINT 10 RODS W OF THE NE/C OF SEC 34; THENCE S 32 RODS; THENCE E 10 RODS TO THE E LINE OF SEC 34; THENCE S TO THE SE/C OF NE/4; THENCE W TO POB - LESS 3.82 ACRES DEEDED TO COUNTY FOR A ROAD AND LESS 2 ACRES DEEDED TO THE LUTHERAN CHURCH AND LESS 1.10 ACRES IN THE SE/C NE/4

SURFACE TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH (17,475’)

OK9270047-002	OK	WASHITA	JANZEN, ELIZABETH SUZANNE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	991	I-2008-001381	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: A TRACT OF LAND COVERING PART OF NE/4 DESCRIBED AS: BEGINNING AT A POINT 660’ E OF THE CENTER OF SEC 34; THENCE N 21°24’ E 550’; THENCE N 60°20’ E 910’; THENCE N 39°48’ W 465’; THENCE N 870’ TO THE N BOUNDARY LINE OF SEC 34; THENCE E TO A POINT 10 RODS W OF THE NE/C OF SEC 34; THENCE S 32 RODS; THENCE E 10 RODS TO THE E LINE OF SEC 34; THENCE S TO THE SE/C OF NE/4; THENCE W TO POB - LESS 3.82 ACRES DEEDED TO COUNTY FOR A ROAD AND LESS 2 ACRES DEEDED TO THE LUTHERAN CHURCH AND LESS 1.10 ACRES IN THE SE/C NE/4

SURFACE TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH (17,475’)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270047-003	OK	WASHITA	CAILLE, JANET	CHESAPEAKE EXPLORATION LLC	12/3/2007	1098	27	I-2008-001407	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: A TRACT OF LAND COVERING PART OF NE/4 DESCRIBED AS: BEGINNING AT A POINT 660’ E OF THE CENTER OF SEC 34; THENCE N 21°24’ E 550’; THENCE N 60°20’ E 910’; THENCE N 39°48’ W 465’; THENCE N 870’ TO THE N BOUNDARY LINE OF SEC 34; THENCE E TO A POINT 10 RODS W OF THE NE/C OF SEC 34; THENCE S 32 RODS; THENCE E 10 RODS TO THE E LINE OF SEC 34; THENCE S TO THE SE/C OF NE/4; THENCE W TO POB - LESS 3.82 ACRES DEEDED TO COUNTY FOR A ROAD AND LESS 2 ACRES DEEDED TO THE LUTHERAN CHURCH AND LESS 1.10 ACRES IN THE SE/C NE/4

SURFACE TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH (17,475’)

OK9270047-004	OK	WASHITA	BARTEL, VICKI SUE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1098	6	I-2008-001400	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: A TRACT OF LAND COVERING PART OF NE/4 DESCRIBED AS: BEGINNING AT A POINT 660’ E OF THE CENTER OF SEC 34; THENCE N 21°24’ E 550’; THENCE N 60°20’ E 910’; THENCE N 39°48’ W 465’; THENCE N 870’ TO THE N BOUNDARY LINE OF SEC 34; THENCE E TO A POINT 10 RODS W OF THE NE/C OF SEC 34; THENCE S 32 RODS; THENCE E 10 RODS TO THE E LINE OF SEC 34; THENCE S TO THE SE/C OF NE/4; THENCE W TO POB - LESS 3.82 ACRES DEEDED TO COUNTY FOR A ROAD AND LESS 2 ACRES DEEDED TO THE LUTHERAN CHURCH AND LESS 1.10 ACRES IN THE SE/C NE/4

SURFACE TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH (17,475’)

OK9270087-000	OK	WASHITA	SMITH, GLEN DALE & LANELL	CHESAPEAKE EXPLORATION LLC	12/17/2008	1130	55	I-2009-000835	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: ALL OF BLOCK 1 AND ALL OF BLOCK 2 IN THE TOWN OF BESSIE
OK9270089-000	OK	WASHITA	PRICE, TERRY P & PATRICIA M	CHESAPEAKE EXPLORATION LLC	5/25/2009	1141	1028	I-2009-005014	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-9, BLOCK 50, LOTS 10-12, BLOCK 51, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270090-000	OK	WASHITA	FRANKLIN, PAULA SUE	CHESAPEAKE EXPLORATION LLC	6/17/2009	1141	736	I-2009-004906	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 20-24, BLOCK 57, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270093-000	OK	WASHITA	DUKE, JIMMY L	CHESAPEAKE EXPLORATION LLC	8/11/2009	1146	391	1-2009-006342	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 14 - 16 OF BLOCK 29 IN TOWN OF BESSIE
OK9270094-000	OK	WASHITA	IGO, TERRY & DIANE	CHESAPEAKE EXPLORATION LLC	8/11/2009	1146	393	1-2009-006343	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 25 - 32 BLOCK 91 IN THE TOWN OF BESSIE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270096-000	OK	WASHITA	RATKE, MICHAEL D & DONNA	CHESAPEAKE EXPLORATION,LLC	7/31/2009	1144	889	1-2009-005905	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13, 14, & 15 OF BLOCK 55
OK9270097-001	OK	WASHITA	ERNST, MARK	CHESAPEAKE EXPLORATION LLC	7/29/2009	1144	892	I-2009-005906	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: BLOCK 4, LOTS 1-5, 7-24 OF BLOCK 5, BLOCKS 6-8, LOTS 1-21, 23 & 24 OF BLOCK 9, LOTS 6-19 OF BLOCK 10, LOTS 1-18, 20-24 OF BLOCK 11, BLOCKS 18, 19, LOTS 1-9, 11-17, 19-24 OF BLOCK 20, BLOCKS 21-23, LOTS 1-21 OF BLOCK 24, BLOCK 25, LOT 6 OF BLOCK 5, LOT 22 OF BLOCK 9, LOT 19 OF BLOCK 11, LOTS 10, 18 OF BLOCK 20, LOTS 5, 6 & 9 OF BLOCK 51, E/2 LOTS 13-15 OF BLOCK 44, LOTS 7, 8 OF BLOCK 51, LOTS 1-4, 17-24 OF BLOCK 51, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270097-002	OK	WASHITA	ERNST, DANNY	CHESAPEAKE EXPLORATION LLC	7/29/2009	1144	895	I-2009-005907	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: BLOCK 4, LOTS 1-5, 7-24 OF BLOCK 5, BLOCKS 6-8, LOTS 1-21, 23 & 24 OF BLOCK 9, LOTS 6-19 OF BLOCK 10, LOTS 1-18, 20-24 OF BLOCK 11, BLOCKS 18, 19, LOTS 1-9, 11-17, 19-24 OF BLOCK 20, BLOCKS 21-23, LOTS 1-21 OF BLOCK 24, BLOCK 25, LOT 6 OF BLOCK 5, LOT 22 OF BLOCK 9, LOT 19 OF BLOCK 11, LOTS 10, 18 OF BLOCK 20, LOTS 5, 6 & 9 OF BLOCK 51, LOTS 22-24 OF BLOCK 24, LOTS 13-24 OF BLOCK 52, E/2 LOTS 13-15 OF BLOCK 44, LOTS 7, 8 OF BLOCK 51, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270098-001	OK	WASHITA	WILLIAMSON, HUGH R & VERA	CHESAPEAKE EXPLORATION LLC	5/11/2009	1141	713	I-2009-004897	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24, BLOCK 40, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270098-002	OK	WASHITA	KLEMME, ROBERT	CHESAPEAKE EXPLORATION LLC	9/29/2009	1151	831	I-2009-008214	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 19 - 24 OF BLOCK 40 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS AND APPURTENANCES ADJACENT THERETO

OK9270098-003	OK	WASHITA	WILLIAMSON, EDWIN L	CHESAPEAKE EXPLORATION LLC	9/14/2009	1153	339	I-2009-008601	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 19-24 OF BLOCK 40 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPPURTENANCES ADJACENT THERETO

OK9270098-004	OK	WASHITA	KLEMME, MICHAEL LYNN	CHESAPEAKE EXPLORATION LLC	11/2/2009	1154	164	I-2009-008920	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24 OF BLOCK 40 IN TOWN OF BESSIE
OK9270099-000	OK	WASHITA	LEWALLEN, DANNY L & DONNA GAIL	CHESAPEAKE EXPLORATION LLC	5/4/2009	1141	725	I-2009-004902	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 10, 11 & 12, BLOCK 55, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270103-001	OK	WASHITA	BORCHERS, BETTY LIVING TRUST, BETTY BORCHERS, TRST	CHESAPEAKE EXPLORATION LLC	1/24/2008	1100	909	I-2008-002249	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: W/2 SE/4 LESS A TRACT OF LAND DESCRIBED AS BEGINNING AT THE NW/C OF SE/4, THENCE E ALONG THE N LINE 942’, THENCE DUE S 2640’ TO A POINT ON THE S LINE OF SAID QUARTER SECTION, THENCE W ALONG THE S LINE OF SAID QUARTER SECTION 942’ TO THE SW/C, THENCE N ALONG THE W LINE 2640’ TO THE POB

SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM (17,475’)

OK9270103-002	OK	WASHITA	BORCHERS, PAUL LIVING TRUST, PAUL BORCHERS, TRST	CHESAPEAKE EXPLORATION LLC	1/24/2008	1100	903	I-2008-002247	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: W/2 SE/4 LESS A TRACT OF LAND DESCRIBED AS BEGINNING AT THE NW/C OF SE/4, THENCE E ALONG THE N LINE 942’, THENCE DUE S 2640’ TO A POINT ON THE S LINE OF SAID QUARTER SECTION, THENCE W ALONG THE S LINE OF SAID QUARTER SECTION 942’ TO THE SW/C, THENCE N ALONG THE W LINE 2640’ TO THE POB

SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM (17,475’)

OK9270103-003	OK	WASHITA	LANTZ, WILMA C TRUST, WILMA C LANTZ, TRUSTEE	CHESAPEAKE EXPLORATION LLC	2/12/2008	1201	48	I-2011-003891	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: W/2 SE/4 LESS A TRACT OF LAND DESCRIBED AS: BEG AT NW/C SE/4, THENCE E ALONG THE N LINE 942’, THENCE DUE S 2640’ TO A POINT ON THE S LINE OF SAID QUARTER SECTION, THENCE W ALONG THE S LINE OF SAID QUARTER SECTION 942’ TO SW/C, THENCE N ALONG THE W LINE 2640’ TO POB. SURFACE TO DES MOINES GRANITE WASH FM (17,475’)

OK9270215-000	OK	WASHITA	LITTKE, PATRICIA	CHESAPEAKE EXPLORATION LLC	7/2/2008	1117	484	I-2008-008266	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 10-12 OF BLOCK 3, LOTS 1-2 OF BLOCK 12 IN THE TOWN OF BESSIE SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM
OK9270226-001	OK	WASHITA	HAMM FAMILY TRUST DATED 10/2004	CHESAPEAKE EXPLORATION LLC	9/8/2008	1121	583	I-2008-009994	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: ALL OF BLOCKS 70, 71, 72, 73, 74, 81, 82, 83, 84, 85 IN THE TOWN OF BESSIE, OKLAHOMA
OK9270258-001	OK	WASHITA	BOSE, MARJORIE	CHESAPEAKE EXPLORATION LLC	1/12/2009	1132	445	I-2009-001590	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1-24 OF BLOCK 34 AND LOTS 1-18 OF BLOCK 35 AND LOTS 1-18 OF BLOCK 36 AND LOTS 1-24 OF BLOCK 37 AND LOTS 13-18 OF BLOCK 48 AND LOTS 1,2 AND 4-12 OF BLOCK 48 AND LOTS 1-9 OF BLOCK 49 ALL IN THE TOWN OF BESSIE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270258-002	OK	WASHITA	BOSE, ROBERT E	CHESAPEAKE EXPLORATION LLC	1/12/2009	1132	61	I-2009-001468	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1-24 OF BLOCK 34 AND LOTS 1-18 OF BLOCK 35 AND LOTS 1-18 OF BLOCK 36 AND LOTS 1-24 OF BLOCK 37 AND LOTS 13-18 OF BLOCK 40 AND LOTS 1, 2 AND 4-12 OF BLOCK 48 AND LOTS 1-9 OF BLOCK 49 ALL IN THE TOWN OF BESSIE

OK9270258-003	OK	WASHITA	MESSICK, CLARENCE & DOLORES MUTUAL LIV T	CHESAPEAKE EXPLORATION LLC	1/12/2009	1132	63	I-2009-001469	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1-24 OF BLOCK 34 AND LOTS 1-18 OF BLOCK35 AND LOTS 1-18 OF BLOCK 36 AND LOTS 1-24 OF BLOCK 37 AND LOTS 13-18 OF BLOCK 40 AND LOTS 1,2 AND 4-12 OF BLOCK 48 AND LOTS 1-9 OF BLOCK 49 ALL IN THE TOWN OF BÉSSIE

OK9270258-004	OK	WASHITA	BAKER, YVONNE M	CHESAPEAKE EXPLORATION LLC	1/12/2009	1133	645	I-2009-002031	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1-24 OF BLK 34 & LOTS 1-18 OF BLK 35 & LOTS 1-18 OF BLK 36 & LOTS 1-24 OF BLK 37 & LOTS 13-18 OF BLK 40 & LOTS 1, 2 & 4-12 OF BLK 48 & LOTS 1-9 OF BLK 49 ALL IN THE TOWN OF BESSIE

OK9270258-005	OK	WASHITA	BOSE, JAMES E	CHESAPEAKE EXPLORATION LLC	1/12/2009	1133	641	I-2009-002029	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1-24 OF BLK 34 & LOTS 1-18 OF BLK 35 & LOTS 1-18 OF BLK 36 & LOTS 1-24 OF BLK 37 & LOTS 13-18 OF BLK 40 & LOTS 1, 2 & 4-12 OF BLK 48 & LOTS 1-9 OF BLK 49 ALL IN THE TOWN OF BESSIE

OK9270258-006	OK	WASHITA	STREEB, LUCILLE M	CHESAPEAKE EXPLORATION LLC	1/12/2009	1133	643	I-2009-002030	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1-24 OF BLK 34 & LOTS 1-18 OF BLK 35 & LOTS 1-18 OF BLK 36 & LOTS 1-24 OF BLK 37 & LOTS 13-18 OF BLK 40 & LOTS 1, 2 & 4-12 OF BLK 48 & LOTS 1-9 OF BLK 49 ALL IN THE TOWN OF BESSIE

OK9270259-000	OK	WASHITA	PETERS, EDMUND A & MARY A	CHESAPEAKE EXPLORATION LLC	1/9/2009	1132	65	I-2009-001470	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: BLOCKS 58, 59 LESS THE NORTH 50’ OF LOTS 8, 9 IN BLOCK 59, AND BLOCKS 60, 61, 67-69, IN THE TOWN OF BESSIE, OKLAHOMA.
OK9270277-000	OK	WASHITA	GORSHING, GARY W	CHESAPEAKE EXPLORATION LLC	5/4/2009	1139	567	12009004238	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-3, BLOCK 47, TOWN OF BESSIE, INCLUDING ALL ROADS, STREETS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO
OK9270278-000	OK	WASHITA	SCHIMMEL, GILBERT L & VERA E REVOCABLE TRUST DTD 03/21/02	CHESAPEAKE EXPLORATION LLC	5/7/2009	1140	218	12009004445	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-24, BLOCK 56, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO
OK9270279-001	OK	WASHITA	HIXON, JAMES	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	570	12009004239	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 23-24, BLOCK 45, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO
OK9270280-001	OK	WASHITA	RHODES, LARRY DEAN & NORMA L	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	572	12009004240	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 4-11, LOTS 13-20, BLOCK 47, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO
OK9270282-001	OK	WASHITA	DUDGEON, MARILYN KAY & JERRY K	CHESAPEAKE EXPLORATION LLC	5/6/2009	1139	278	12009003648	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13 - 24, BLOCK 27, TOWN OF BESSIE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270283-001	OK	WASHITA	COSSEY, CLYDE	CHESAPEAKE EXPLORATION LLC	5/7/2009	1139	276	12009003647	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOT 13 - 15, BLOCK 13, TOWN OF BESSIE
OK9270283-002	OK	WASHITA	COSSEY, DENVER & AUDREY ALINE	CHESAPEAKE EXPLORATION LLC	6/11/2009	1143	809	I-2009-005520	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13, 14, 15, BLOCK 13, TOWN OF BESSIE
OK9270284-000	OK	WASHITA	WISE, CHARLENE L	CHESAPEAKE EXPLORATION LLC	5/8/2009	1139	274	12009003646	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1 - 16, BLOCK 28, LOTS 1 - 16, BLOCK 15, LOTS 1 - 24, BLOCK 16, TOWN OF BESSIE
OK9270285-000	OK	WASHITA	HENDRICKS, BUDDY & PEGGY	CHESAPEAKE EXPLORATION LLC	5/6/2009	1139	282	12009003650	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 17 - 20, BLOCK 53, TOWN OF BESSIE
OK9270286-001	OK	WASHITA	KLEMME, PAUL K	CHESAPEAKE EXPLORATION LLC	5/11/2009	1139	284	12009003651	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24, BLOCK 40, LOTS 18-20, BLOCK 47, TOWN OF BESSIE
OK9270286-002	OK	WASHITA	ERNY, GLENDORA ANN	CHESAPEAKE EXPLORATION LLC	5/28/2009	1143	807	I-2009-005519	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19 - 24, BLOCK 40, LOTS 18 - 20, BLOCK 47, TOWN OF BESSIE
OK9270289-000	OK	WASHITA	COIL, LINDA G A/K/A LINDA GAYNELL COIL	CHESAPEAKE EXPLORATION LLC	5/19/2009	1141	730	I-2009-004904	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-18, BLOCK 46, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270290-000	OK	WASHITA	JONES, PRESLEY W & MILDRED I REVOCABLE TRUST DTD 12/17/2003	CHESAPEAKE EXPLORATION LLC	5/22/2009	1141	727	I-2009-004903	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-18, BLOCK 46, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270291-000	OK	WASHITA	DAWES, KENNY & LINDA	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	286	I-2009003652	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1 - 5, BLOCK 65, TOWN OF BESSIE
OK9270292-000	OK	WASHITA	MAUCK, JERRY & DEBORAH	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	288	I-2009-003653	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOT 22, BLOCK 31, LOTS 14, 15, 18, 20, BLOCK 32, TOWN OF BESSIE
OK9270293-000	OK	WASHITA	DICK, ELMER G	CHESAPEAKE EXPLORATION LLC	5/4/2009	1139	293	I-2009-003655	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 17 - 22, BLOCK 44, LOTS 10 - 12, BLOCK 46, LOTS 1 - 3, BLOCK 55, TOWN OF BESSIE
OK9270294-000	OK	WASHITA	TAYLOR, L D & KAREN	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	298	I-2009-003657	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOT 13, BLOCK 29 & W/2 OF LOTS 13 & 14, BLOCK 44, TOWN OF BESSIE
OK9270295-000	OK	WASHITA	MANNIS, TRELA C THOMPSON	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	300	I-2009-003658	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1 - 5 & 9 - 12, BLOCK 27, TOWN OF BESSIE
OK9270296-001	OK	WASHITA	STEPHENSON, FREDA A/K/A FRIEDA STEPHENSON	CHESAPEAKE EXPLORATION LLC	5/4/2009	1139	290	I-2009-003654	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 8, 10, 15 - 18, BLOCK 39, TOWN OF BESSIE
OK9270297-001	OK	WASHITA	LINGENFELTER, LU ELLA	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	296	I-2009-003656	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 6 - 12, LESS E 50’ OF LOTS 11 & 12, BLOCK 40, TOWN OF BESSIE
OK9270297-002	OK	WASHITA	BUFFING, LEE ROY & MALINDA	CHESAPEAKE EXPLORATION LLC	5/1/2009	1141	1026	I-2009-005013	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 6-12, LESS E 50’ OF LOTS 11 & 12, BLOCK 40, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270298-001	OK	WASHITA	BOSE, RANDAL S	CHESAPEAKE EXPLORATION LLC	5/18/2009	1141	1019	I-2009-005011 (CORRECTION)	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13 - 18, BLOCK 40, LOTS 10 - 12, BLOCK 57, LOTS 16 - 21, BLOCK 65, LOTS 1 - 9 & 16 - 24, BLOCK 66, TOWN OF BESSIE
OK9270298-002	OK	WASHITA	BOSE, DARREL W	CHESAPEAKE EXPLORATION LLC	5/18/2009	1141	1016	I-2009-005010	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 13-18, BLOCK 40, LOTS 10-12, BLOCK 57, LOTS 16-21, BLOCK 65, LOTS 1-9 & 16-24, BLOCK 66, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO

OK9270299-000	OK	WASHITA	LEWIS, ANNA MARIE	CHESAPEAKE EXPLORATION LLC	5/11/2009	1141	709	I-2009-004895	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST. SECTION 34: LOTS 1-5, BLOCK 40, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270300-001	OK	WASHITA	KLEMME JR, BEN	CHESAPEAKE EXPLORATION LLC	5/13/2009	1152	991	I-2009-008498	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24, BLOCK 40, LOTS 18-20, BLOCK 47, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270300-002	OK	WASHITA	AUSTIN, MARK	CHESAPEAKE EXPLORATION LLC	5/19/2009	1141	707	I-2009-004894	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: 19-24, BLOCK 40, LOTS 18-20, BLOCK 47, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270300-003	OK	WASHITA	KLEMME, DAVID & ELAINE	CHESAPEAKE EXPLORATION LLC	5/19/2009	1141	1031	I-2009-005015	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24, BLOCK 40, LOTS 18-20, BLOCK 47, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270301-000	OK	WASHITA	INTERNATIONAL BANK OF COMMERCE	CHESAPEAKE EXPLORATION LLC	5/28/2009	1141	715	I-2009-004898	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-18, BLOCK 64, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270301-001	OK	WASHITA	ASARCO OIL & GAS, INC	CHESAPEAKE EXPLORATION LLC	5/14/2009	1141	741	I-2009-004908	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: ALL OF BLOCKS 70-74, 81-85, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270301-002	OK	WASHITA	MORGAN, THOMAS A	CHESAPEAKE EXPLORATION LLC	5/13/2009	1152	993	I-2009-008499	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: ALL OF BLOCKS 70-74, 81-85, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270302-000	OK	WASHITA	DUDGEON, JOHNNY A/K/A JOHNNIE DUDGEON & BONNIE	CHESAPEAKE EXPLORATION LLC	5/1/2009	1141	723	I-2009-004901	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 22, 23 & 24, BLOCK 13, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270303-000	OK	WASHITA	EDIGER, MARJORIE	CHESAPEAKE EXPLORATION LLC	5/4/2009	1141	717	I-2009-004899	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19 - 24, BLOCK 55, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270304-000	OK	WASHITA	FIRST BAPTIST CHURCH OF CLINTON, INC	CHESAPEAKE EXPLORATION LLC	6/1/2009	1141	720	I-2009-004900	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOT 21 - 24, BLOCK 53, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270305-000	OK	WASHITA	HOLLIMAN, AGNES M REV LIV TR DTD 4/1/98, ET AL	CHESAPEAKE EXPLORATION LLC	5/11/2009	1141	1022	I-2009-005012	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-16, BLOCK 14, LOTS 1-6, BLOCK 32, LOTS 1-4, BLOCK 46, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO
OK9270306-000	OK	WASHITA	GRIFFITH, J L	CHESAPEAKE EXPLORATION LLC	5/1/2009	1143	527	I-2009-005422	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 10 & 11, BLOCK 49, TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270307-001	OK	WASHITA	CARTER, VERA	CHESAPEAKE EXPLORATION LLC	5/4/2009	1143	529	I-2009-005423	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOT 16, BLOCK 30, LOTS 13, 16, 17, 22-24, BLOCK 32, LOTS 19 & 21, BLOCK 32, LOTS 19-24, BLOCK 39, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO

OK9270308-000	OK	WASHITA	MCDANIEL, DAVID K	CHESAPEAKE EXPLORATION LLC	5/4/2009	1143	532	I-2009-005424	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-5, BLOCK 39, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270311-001	OK	WASHITA	MIRTZ, BENJAMIN & GWENDOLYN	CHESAPEAKE EXPLORATION LLC	7/23/2009	1143	811	I-2009-005521	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 20 - 24, BLOCK 27
OK9270311-002	OK	WASHITA	SANDERS, LEONA	CHESAPEAKE EXPLORATION LLC	7/25/2009	1143	815	I-2009-005523	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 20 - 24, BLOCK 27
OK9270312-001	OK	WASHITA	INTEMANN, RANDAL BRYAN	CHESAPEAKE EXPLORATION LLC	7/27/2009	1143	813	I-2009-005522	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 21 & 22 OF BLOCK 45, OF TOWN OF BESSIE, ACCORDING TO PLAT RECORDED THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO
OK9270313-000	OK	WASHITA	RATKE, PAUL D & JANE	CHESAPEAKE EXPLORATION LLC	7/2/2009	1143	794	I-2009-005515	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 16, 17, 18 IN TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, THERETO & APPURTENANCES THERETO.
OK9270314-000	OK	WASHITA	KEIL, JEAN D	CHESAPEAKE EXPLORATION, LLC	7/12/2009	1143	797	I-2009-005516	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13, 14, BLOCK 62, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, THERETO & APPURTANCES ADJACENT THERETO
OK9270315-001	OK	WASHITA	BONDY, WILMA	CHESAPEAKE EXPLORATION LLC	7/29/2009	1144	584	I-2009-005789	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOT 13-15 OF BLOCK 13, OF THE TOWN OF BESSIE, ACCORDING TO THE PLAT RECORDED THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270316-001	OK	WASHITA	RAY, DEBORAH & WILLIAM F	CHESAPEAKE EXPLORATION LLC	7/23/2009	1143	800	I-2009-00517	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: PART SE/4 DESCRIBED AS BEGINNING AT NE/C OF BLOCK 93 OF BESSIE TOWNSITE, THENCE 20’ TO W LINE OF ST. LOUIS - SAN FRANCISCO RR ROW, THENCE S 450’ ALONG W LINE OF ST. LOUIS - SAN FRANCISCO RR ROW, THENCE 2 20’, THENCE N 450’ ALONG E LINE OF BLOCK 93 OF BESSIE TOWNSIDE TO POB; LOTS 1 - 18, BLOCK 93, PLUS TRACT BEGINNING 30’ N OF SW/C OF SE/4, THENCE E 37.5’, THENCE N 200’, THENCE W 37.5’, THENCE S 200’ TO POB; LOTS 1 - 3, BLOCK 41, LOTS 1 - 4, BLOCK 42, LOTS 1 - 6, BLOCKS 76, 77, 78, LOTS 1 - 12, BLOCK 79, LOTS 7 -18, BLOCK 80, LOTS 1 - 24 & 33 - 36, BLOCK 91, LOTS 1 - 28 & 30 - 36, BLOCK 92, PART OF BLOCK 93 LYING IN SW/4 OF TOWN OF BESSIE; LOTS 4 - 6, BLOCK 41; LOTS 10 - 12, BLOCK 45; LOTS 13 - 18, BLOCK 45

OK9270317-000	OK	WASHITA	CARTER, DENNIS R & GERALD A NELSON	CHESAPEAKE EXPLORATION LLC	8/11/2009	1146	389	1-2009-006341	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 21 - 24 OF BLOCK 33 IN THE TOWN OF BESSIE
OK9270318-000	OK	WASHITA	CRANE, JAMES W & JAMIE A	CHESAPEAKE EXPLORATION LLC	8/11/2009	1146	727	I-2009-006467	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-18 BLOCK 31 TOWN OF BESSIE
OK9270319-000	OK	WASHITA	SLIGER, KENNETH C & C AVINELLE REV TR	CHESAPEAKE EXPLORATION LLC	8/11/2009	1146	729	I-2009-006468	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 7-12 BLOCK 32 IN TOWN OF BESSIE
OK9270320-000	OK	WASHITA	PTAK JR, LEON & MARY LOUISE	CHESAPEAKE EXPLORATION LLC	8/13/2009	1146	733	I-2009-006470	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24 OF BLOCK 64 IN TOWN OF BESSIE
OK9270321-000	OK	WASHITA	REAM, MAREETA	CHESAPEAKE EXPLORATION LLC	8/19/2009	1146	731	I-2009-006469	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-12, 16-24 BLOCK 63 TOWN OF BESSIE
OK9270322-000	OK	WASHITA	SORTER, MARGARET MARIE	CHESAPEAKE EXPLORATION LLC	8/13/2009	1146	723	I-2009-006465	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-16 OF BLOCK 30 IN TOWN OF BESSIE
OK9270323-000	OK	WASHITA	CARTER, MARK MONTEL	CHESAPEAKE EXPLORATION LLC	8/13/2009	1146	725	I-2009-006466	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13 -16 BLOCK 30 OF TOWN OF BESSIE
OK9270324-001	OK	WASHITA	FLECK, JANET	CHESAPEAKE EXPLORATION LLC	8/19/2009	1147	785	I-2009-006860	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 7-11 & 13-24 OF BLOCK 12 IN THE TOWN OF BESSIE
OK9270325-001	OK	WASHITA	ALLEN, OPAL LOIS	CHESAPEAKE EXPLORATION LLC	8/19/2009	1147	787	I-2009-006861	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-16 OF BLOCK 30 IN TOWN OF BESSIE
OK9270325-002	OK	WASHITA	MCCULLER, JACKIE LEE	CHESAPEAKE EXPLORATION LLC	10/26/2009	1152	667	I-2009-008379	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 13 - 16 OF BLOCK 30 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270325-003	OK	WASHITA	DUDGEON, MORRIS LANE & RHONDA	CHESAPEAKE EXPLORATION LLC	10/26/2009	1152	669	I-2009-008380	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34 : LOTS 13 - 16 OF BLOCK 30 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270325-004	OK	WASHITA	CARTER, DONNA LYN	CHESAPEAKE EXPLORATION LLC	11/17/2009	1156	856	I-2009-009803	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-16 OF BLOCK 30 IN TOWN OF BESSIE
OK9270326-000	OK	WASHITA	KOCH, TAMMIE FRAZIER	CHESAPEAKE EXPLORATION LLC	8/13/2009	1147	783	I-2009-006859	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 7-12 OF BLOCK 64 IN TOWN OF BESSIE
OK9270327-001	OK	WASHITA	INGRAM, CHARLA L, FORMERLY PENNER & CHRIS	CHESAPEAKE EXPLORATION LLC	7/29/2009	1145	974	I-2009-006162	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 15 THRU 22 OF BLOCK 41, LOTS 1 THRU 6 OF BLOCK 53 OF TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO
OK9270328-001	OK	WASHITA	BOSE, SHARON & ADOLPH ELIZONDO	CHESAPEAKE EXPLORATION LLC	7/29/2009	1145	976	I-2009-006163	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOT 13-24 OF BLOCK 65, OF THE TOWN OF BESSIE, ACCORDING TO THE PLAT RECORDED THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO

OK9270329-001	OK	WASHITA	BOSE, SHARON	CHESAPEAKE EXPLORATION LLC	7/29/2009	1145	978	I-2009-006164	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 10-12 OF BLOCK 57 & LOTS 1-9 & 16-24 OF BLOCK 66, OF THE TOWN OF BESSIE, ACCORDING TO THE PLAT RECORDED THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO

OK9270330-001	OK	WASHITA	SPERLE, PATRICIA & J C	CHESAPEAKE EXPLORATION LLC	7/29/2009	1145	971	I-2009-006161	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: BLOCK 4, LOTS 1-5 & 7-24 OF BLOCK 5, BLOCKS 6-8, LOTS 1-21, 23 & 24 OF BLOCK 9, LOTS 6-19 OF BLOCK 10, LOTS 1-18 & 20-24 OF BLOCK 11, BLOCKS 18 & 19, LOTS 1-9, 11-17 & 19-24 OF BLOCK 20, BLOCKS 21-23, LOTS 1-21 OF BLOCK 24, BLOCK 25, LOT 6 OF BLOCK 5, LOT 22 OF BLOCK 9, LOT 19 OF BLOCK 11, LOTS 10 & 18 OF BLOCK 20 & LOTS 5, 6 & 9 OF BLOCK 51, LOTS 1-5 & 20-24 OF BLOCK 10 IN TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270331-000	OK	WASHITA	TOWN OF BESSIE, OKLAHOMA	CHESAPEAKE EXPLORATION LLC	9/8/2009	1147	780	I-2009-006858	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 16-24, BLOCK 26, E 50’ OF LOTS 11 & 12, BLOCK 40, LOTS 7-9, BLOCK 41 & LOTS 2-4, BLOCK 45 & BLOCK 86-89
OK9270332-002	OK	WASHITA	KOEHN, PAMELA	CHESAPEAKE EXPLORATION LLC	10/28/2009	1153	335	I-2009-008599	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24 OF BLOCK 48 IN TOWN OF BESSIE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270332-003	OK	WASHITA	HENDRICKS, PAULA	CHESAPEAKE EXPLORATION LLC	9/17/2009	1153	333	I-2009-008598	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 19-24 OF BLOCK 48 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPPURTENANCES ADJACENT THERETO

OK9270333-000	OK	WASHITA	STEPHENSON, RAY	CHESAPEAKE EXPLORATION LLC	9/14/2009	1148	178	I-2009-007023	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 10 - 18 OF BLOCK 50, LOTS 13 - 16 OF BLOCK 51
OK9270344-000	OK	WASHITA	STEPHENSON, ROBERT & DIANE	CHESAPEAKE EXPLORATION LLC	9/4/2009	1148	359	I-2009-007090	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 3 - 12 OF BLOCK 54
OK9270345-001	OK	WASHITA	SPERLE, PATRICIA & J C	CHESAPEAKE EXPLORATION LLC	9/9/2009	1147	594	I-2009-006769	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 10 THRU 18 OF BLOCK 45 IN TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS AND APPURTENANCES ADJACENT THERETO
OK9270346-000	OK	WASHITA	PTAK, MIKE	CHESAPEAKE EXPLORATION LLC	8/13/2009	1146	76	I-2009-006224	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 6, 7, 8, 9, 10, 11, 12 OF BLOCK 65 IN TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, THERETO AND APPURTENANCES ADJACENT THERETO
OK9270347-000	OK	WASHITA	GOERINGER, CONNIE & JEAN	CHESAPEAKE EXPLORATION LLC	9/14/2009	1148	763	I-2009-007217	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOT 12 OF BLOCK 12 AND A TRACT OF LAND COMMENCING AT THE SE/C OF LOT 12 OF BLOCK 12, THENCE WEST 130’. THENCE SOUTH 70’ TO THE NW/C OF LOT 1 BLOCK 17, THENCE EAST 130’, THENCE NORTH 70’ TO POB.

OK9270348-001	OK	WASHITA	KRAUSE, DAN	CHESAPEAKE EXPLORATION LLC	9/14/2009	1150	205	I-2009-007691	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 13-15 AND LOTS 22-24 OF BLOCK 65 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270349-000	OK	WASHITA	STEIGMAN, MICHAEL L & CHRISTYE A	CHESAPEAKE EXPLORATION LLC	9/14/2009	1149	371	I-2009-007400	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: SOUTH 110 FEET OF LOTS 1-6 AND ALL OF LOTS 19-24 OF BLOCK 62 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270351-001	OK	WASHITA	BOSE, MARK E, A/K/A MARK BOSE	CHESAPEAKE EXPLORATION LLC	9/14/2009	1150	9	I-2009-007628	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 13-18 OF BLOCK 40 AND LOTS 16-21 OF BLOCK 65 AND LOTS 10-12 OF BLOCK 57 AND LOTS 1-9 AND 16-24 OF BLOCK 66, IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS AND APPURTENANCES ADJACENT THERETO

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270354-000	OK	WASHITA	JERNIGAN JR, DAVID P & PATSY A	CHESAPEAKE EXPLORATION LLC	9/14/2009	1151	796	I-2009-008198	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 13 AND 14 OF BLOCK 41 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270355-000	OK	WASHITA	MINTZ, DOROTHY V, LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	9/15/2009	1151	792	I-2009-008196	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1 - 6 OF BLOCK 64 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS. ROADS, ALLEYWAYS AND APPURTENANCES ADJACENT THERETO

OK9270357-001	OK	WASHITA	NONAST, MYRLEE BLEVENS	CHESAPEAKE EXPLORATION LLC	9/17/2009	1151	794	I-2009-008197	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOT 20 - 24 OF BLOCK 57 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270359-000	OK	WASHITA	BURLINGTON RESOURCES OIL & GAS COMPANY, LP	CHESAPEAKE EXPLORATION LLC	10/16/2009	1158	616	I-2010-000422 (CORRECTION LSE)	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: PART NE/4, BEGIN ON POINT S LINE NE/4, 660’ E OF CENTER SECTION; N 2I°24'E, 550’; N 620°E, 910’; THENCE N 39°48'W, 465’; THENCE DUE N 870’ TO A POINT ON N LINE OF SECTION 34; THENCE W 513’ TO SLSFRY.CO. W ROW LINE; S ALONG ROW 2640’ TO S LINE OF NE/4; E 505.5’ TO POB, BEGIN AT A POINT ON N LINE OF SECTION 34 THAT IS 47' E OF THE N/2 & S/2 SECTION LINE, THENCE W 300', THENCE S 2640', THENCE W 630', THENCE S 1540', THENCE E 875 ' TO THE CENTERLINE OF SECTION 34, THENCE N 1540' TO CENTER OF SECTION 34, THENCE E 55' TO THE W LINE OF ROW, THENCE N ALONG SAID ROW 2640' TO THE POB

SURFACE TO 17,475'

OK9270360-000	OK	WASHITA	PINION, JEREMY	CHESAPEAKE EXPLORATION LLC	10/13/2009	1152	671	I-2009-008381	011N	017W	0034

TOWNSHIP 11 NORTH – RANGE 17 WEST

SECTION 34: LOTS 10 - 15 OF BLOCK 66 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270364-001	OK	WASHITA	JONES, WILLIAM ROY & BETTY LOU REV TR	CHESAPEAKE EXPLORATION LLC	8/3/2009	1151	440	I-2009-008078	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: ALL OF BLOCKS 70-73 & 82-85, OF THE TOWN OF BESSIE
OK9270365-001	OK	WASHITA	TAYLOR, DIANNA LEE	CHESAPEAKE EXPLORATION LLC	12/11/2009	1156	765	I-2009-009764	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24 OF BLOCK 30 IN TOWN OF BESSIE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270366-000	OK	WASHITA	ARMSTRONG, LYDIA R	CHESAPEAKE EXPLORATION LLC	11/24/2009	1156	395	I-2009-009662	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-5 OF BLOCK 38 IN TOWN OF BESSIE
OK9270778-001	OK	WASHITA	OCC #572014/CD #200903178	COI-CELLC	12/7/2009	1205	26	1-2011-004912	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: ALL TONKAWA, MISSOURIAN GRANITE WASH & DES MOINES GRANITE WASH SEPARATE COMMON SOURCE OF SUPPLY
OK3530003-001	OK	WASHITA	IZOD, SARA B A/ K/A SARAH	CHESAPEAKE EXPLORATION LP	6/23/2006	1042	951	I-2006-006314	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-002	OK	WASHITA	URI, NIKKI, A/K/ A NIKKI A URI	CHESAPEAKE EXPLORATION LP	8/3/2006	1047	510	I-2006-008109	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-003	OK	WASHITA	MCLAUGHLIN, LONNIE	CHESAPEAKE EXPLORATION LP	6/13/2006	1042	507	I-2006-006186	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-004	OK	WASHITA	KELLSTROM, CHRISTINE	CHESAPEAKE EXPLORATION LP	6/16/2006	1043	307	I-2006-006449	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-006	OK	WASHITA	KENNEDY, JAN YEATMAN	CHESAPEAKE EXPLORATION LP	6/28/2007	1077	524	I-2007-007636	011N	018W	0001	TOWNSHIP 11 NORTH - 18 WEST SECTION 1: LOT 4 (A/D/A NW/4 NW/4)
OK3530003-007	OK	WASHITA	KENNEDY III, A DUTTON	CHESAPEAKE EXPLORATION LLC	7/23/2007	1078	551	I-2007-007980	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4 (A/D/A NW/4 NW/4)
OK3530003-009	OK	WASHITA	STRATTON JR, JESSE G TRUST	CROW CREEK ENERGY, LLC	12/27/2005	1026	421	I-2006-000239	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-010	OK	WASHITA	BOWLING, NITA M & HENRY	CROW CREEK ENERGY, LLC	12/30/2005	1027	6	I-2006-000501	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-011	OK	WASHITA	POTTS, BILLY JOE & BONNIE	CROW CREEK ENERGY, LLC	12/30/2005	1027	4	I-2006-000500	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-012	OK	WASHITA	MCLAUGHLIN, JAMES & CLAUDEEN	CROW CREEK ENERGY, LLC	1/23/2006	1028	243	I-2006-000921	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-013	OK	WASHITA	CIHOUSKI, NORA BELLE & J J	CROW CREEK ENERGY, LLC	12/29/2005	1028	237	I-2006-000918	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-014	OK	WASHITA	MARILYN KENNEDY GLADDEN INTERESTS, LLC	CROW CREEK ENERGY, LLC	1/6/2006	1028	245	I-2006-000922	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-015	OK	WASHITA	HERRICK TRUST ESTATE	CROW CREEK ENERGY, LLC	12/27/2005	1028	241	I-2006-000920	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-016	OK	WASHITA	NARRAMORE, VIRGINIA LOIS TRUST	CROW CREEK ENERGY, LLC	1/12/2006	1027	325	I-2006-000614	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-017	OK	WASHITA	HERRICK, ELWOOD E IREV TR	CROW CREEK ENERGY, LLC	12/27/2005	1028	239	I-2006-000919	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-018	OK	WASHITA	WEIMER, LTD, AN OKLAHOMA LP	CROW CREEK ENERGY, LLC	1/16/2006	1029	534	I-2006-001329	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-019	OK	WASHITA	MCDOWELL, CANDACE S REV TR	CROW CREEK ENERGY, LLC	1/1/2006	1027	316	I-2006-000610	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-020	OK	WASHITA	MCCOY, ARTIE FAYE & MARSHALL EVARD, JR	CROW CREEK ENERGY, LLC	1/4/2006	1027	323	I-2006-000613	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-021	OK	WASHITA	SALLY KENNEDY RICHARDSON OIL CO, LLC	CROW CREEK ENERGY, LLC	1/6/2006	1027	321	I-2006-000612	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-022	OK	WASHITA	SAWATZKY, NORA GRACE & GEORGIA ANN DUNBAR	CHESAPEAKE EXPLORATION LLC	10/23/2006	1102	281	I-2008-002738	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3530251-000	OK	WASHITA	BLM - OK NM 118164	CHESAPEAKE EXPLORATION LP	5/24/2007	1072	434	I-2007-005806	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: SW/4 SW/4
OK5080837-006	OK	WASHITA	SHAKESPEARE, DOUGLAS ERIC	CHESAPEAKE EXPLORATION LLC	10/26/2007	1092	942	I-2007-013041	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-001	OK	WASHITA	LANGKEIT, RUTH HELEN & ORVILLE	CHESAPEAKE EXPLORATION LP	1/18/2006	1029	642	I-2006-001375	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-002	OK	WASHITA	MCGOFFIN, KATHERINE A	CHESAPEAKE EXPLORATION LP	2/13/2006	1032	779	I-2006-002454	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3 (ADA NW/4 NE/4, NE/4 NW/4), SW/4 NE/4 AND NW/4 SE/4
OK5129377-003	OK	WASHITA	ENGEN, NET Y	CHESAPEAKE EXPLORATION LP	3/16/2006	1035	755	I-2006-003613	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-004	OK	WASHITA	WEATHERTON, BRUCE K	CHESAPEAKE EXPLORATION LP	3/16/2006	1035	757	I-2006-003614	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-005	OK	WASHITA	WEATHERTON, CHARLES W	CHESAPEAKE EXPLORATION LP	3/16/2006	1035	746	I-2206-003609	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-006	OK	WASHITA	SIGHTS, LEE ANN	CHESAPEAKE EXPLORATION LP	4/17/2006	1037	877	I-2006-004441	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-007	OK	WASHITA	SIGHTS, CLAY, HEIR OF OLIE LEE SIGHTS	CHESAPEAKE EXPLORATION LP	4/17/2006	1037	552	I-2006-004320	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-008	OK	WASHITA	SIGHTS, CLINT O	CHESAPEAKE EXPLORATION LP	4/17/2006	1037	555	I-2006-004321	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-009	OK	WASHITA	SIGHTS, KURT	CHESAPEAKE EXPLORATION LP	4/17/2006	1039	297	I-2006-005012	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-013	OK	WASHITA	MURPHY, PATRICK	CHESAPEAKE EXPLORATION LP	7/20/2006	1049	160	I-2006-008717	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-014	OK	WASHITA	KELLEY, CLAUDINE	CHESAPEAKE EXPLORATION LP	7/20/2006	1049	158	I-2006-008716	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-015	OK	WASHITA	SHAKESPEARE, AVON	CHESAPEAKE EXPLORATION LP	8/3/2006	1078	553	I-2007-007981	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-017	OK	WASHITA	BURTON, MARJORIE HARVEY	CROW CREEK ENERGY, LLC	12/21/2005	1026	227	I-2006-000153	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 2,3, SW/4 NE/4, NW/4 SE/4
OK5129377-018	OK	WASHITA	WALKER, CURTIS & JUDY	CROW CREEK ENERGY, LLC	1/25/2006	1028	250	I-2006-000924	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 2,3, S/2 NW/4, N/2 SW/4, SW/4 SW/4, SW/4 NE/4, NW/4 SE/4
OK5129377-019	OK	WASHITA	WALKER, LORETTA 2001 REV LIV TR	CROW CREEK ENERGY, LLC	1/25/2006	1028	247	I-2006-000923	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 2,3, S/2 NW/4, N/2 SW/4, SW/4 SW/4, SW/4 NE/4, NW/4 SE/4
OK5129377-020	OK	WASHITA	DUPREE, MARVA JEAN & DARRELL	CROW CREEK ENERGY, LLC	1/25/2006	1028	253	I-2006-000925	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 2,3, S/2 NW/4, N/2 SW/4, SW/4 SW/4, SW/4 NE/4, NW/4 SE/4359.60 ACRES, MOL; WASHITA COUNTY, OK

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129381-001	OK	WASHITA	BOESE 1990 JOINT REV TRUST, DTD 8/17/90	CHESAPEAKE EXPLORATION LP	2/3/2006	1031	93	I-2006-001827	011N	018W	0001

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 1: SW/4 SE/4 AND SE/4 SW/4 LESS 1 ACRE DESCRIBED AS “BEGINNING AT THE SE/4 RUNNING THENCE NORTH 12 3/4THS RODS; THENCE WEST 12 3/4THS RODS; THENCE SOUTH 12 3/4THS RODS; THENCE EAST 12 3/4THS RODS TO PLACE OF BEGINNING CONTAINING 1 ACRE”

OK5129381-002	OK	WASHITA	OCC #547108/CD #200705091	CHESAPEAKE EXPLORATION LLC	11/29/2007				011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: ALL LTD TO VIRGILIAN, MISSOURIAN, GRANITE WASH & DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY
OK5129381-003	OK	WASHITA	BOESE, LEE ROY	CHESAPEAKE EXPLORATION LP	2/3/2006	1031	106	I-2006-001832	011N	018W	0001

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 1: SW/4 SE/4 AND SE/4 SW/4 LESS 1 ACREDESCRIBED AS “BEGINNING AT THE SE/4 RUNNING THENCE NORTH 12 3/4TH RODS; THENCE WEST 12 3/4THS RODS; THENCE SOUTH 12 3/4THS RODS; THENCE EAST 12 3/4THS RODS TO PLACE OF BEGINNING CONTAINING 1 ACRE”

OK9270051-001	OK	WASHITA	PEC MINERALS, LP	CHESAPEAKE EXPLORATION LLC	11/29/2007	1097	309	I-2008-001149	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: SE/4 NE/4, E/2 SE/4, LOT 1 (AKA NE/4 NE/4)
OK9270051-002	OK	WASHITA	SALISBURY, KRISTIN JOI INCOME TR	CROW CREEK ENERGY, LLC	1/17/2006	1029	991	I-2006-001484	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 1, SE/4 NE/4, E/2 SE/4
OK9270051-003	OK	WASHITA	SALISBURY, HAROLD WAYNE INCOME TR	CROW CREEK ENERGY, LLC	1/17/2006	1029	989	I-2006-001483	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 1, SE/4 NE/4, E/2 SE/4
OK9270051-004	OK	WASHITA	SALISBURY, JOI D & WAYNE	CROW CREEK ENERGY, LLC	1/27/2006	1029	987	I-2006-001482	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 1, SE/4 NE/4, E/2 SE/4
OK9270100-000	OK	WASHITA	PEACE AMERICAN LUTHERAN CHURCH OF BESSIE	CROW CREEK ENERGY, LLC	1/6/2006	1027	319	I-2006-000611	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: SW/4 SE/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK9270389-001	OK	WASHITA	CLOUD, PAULETTA JO	WARD PETROLEUM CORPORATION	7/25/2005	1017	256	I-2005-005721	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 1: LOT1 (A/D/A NE/4 NE/4), LOT 2 (A/D/A NW/4 NE/4) & S/2 NE/4
OK9270389-002	OK	WASHITA	PAGE, GARY GEORGE	WARD PETROLEUM CORPORATION	7/25/2005	1017	258	I-2005-005722	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 1: LOT1 (A/D/A NE/4 NE/4), LOT 2 (A/D/A NW/4 NE/4) & S/2 NE/4
OK9270389-008	OK	WASHITA	MORRISON, KENNETH	WARD PETROLEUM CORPORATION	8/1/2005	1017	708	I-2005-005880	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 1: LOT1 (A/D/A NE/4 NE/4), LOT 2 (A/D/A NW/4 NE/4) & S/2 NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270391-002	OK	WASHITA	HOWELL, LINDA K	WARD PETROLEUM CORPORATION	8/29/2005	1020	269	I-2005-006902	011N	018W	0001

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 1: A TRACT IN THE SW/4, DESCRIBED AS BEGINNING AT A POINT ON S BOUNDARY LINE OF SAID SW/4 OF SAID SECTION, A DISTANCE OF 830’ EAST OF SW/C OF SW/4; THENCE E 1742’; THENCE N 56°35’E 80’; THENCE N 2010’ TO S BOUNDARY LINEOF ROW OF CR&IP RW, FMRLY CHOCTAW, OK & GULF RR CO; THENCE S 56° 35’ W 335.2’ ALONG SAID S BOUNDARY LINE OF SAID ROW; THENCE S 157.5’ ALONG SAID ROW; THENCE S 56° 32’ W 1282’ ALONG SAID ROW; THENCE 202.5’; THENCE W 380’; THENCE S 300’; THENCE E 380’; S 420’THENCE W 380’; THENCE S 340’ TO POB, CONTAINING 61.34 AC MOL

OK3530266-000	OK	WASHITA	MC MINERAL COMPANY, LLC	CHESAPEAKE EXPLORATION LLC	7/26/2007	1077	242	I-2007-007547	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3, 4 (A/K/A N/2 NW/4)
OK5128673-001	OK	WASHITA	ANDERSON, GLENNA	CHESAPEAKE EXPLORATION LP	10/20/2004	999	1019	I-2004-008794	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-002	OK	WASHITA	MCATEE, GORDON	CHESAPEAKE EXPLORATION LP	10/20/2004	999	1021	I-2004-008795	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-003	OK	WASHITA	MCATEE, FRANKLIN	CHESAPEAKE EXPLORATION LP	10/20/2004	999	996	I-2004-008784	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-004	OK	WASHITA	MCATEE, MARK	CHESAPEAKE EXPLORATION LP	10/20/2004	999	991	I-2004-008782	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-005	OK	WASHITA	FRIESEN, JOHN RANDALL	CHESAPEAKE EXPLORATION LP	10/27/2004	999	974	I-2004-008773	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-006	OK	WASHITA	PYRON, GAY NELL	CHESAPEAKE EXPLORATION LP	10/20/2004	999	972	I-2004-008772	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-007	OK	WASHITA	FRIESEN, MICHAEL DUANE	CHESAPEAKE EXPLORATION LP	10/27/2004	1000	43	I-2004-008817	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-008	OK	WASHITA	MORROW, CAROLYN	CHESAPEAKE EXPLORATION LP	10/29/2004	1002	122	I-2005-000130	011N	018W	0002	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-009	OK	WASHITA	FRIESEN, RICHARD LLOYD & VIRGINIA	CHESAPEAKE EXPLORATION LP	10/27/2004	1002	131	I-2005-000135	011N	018W	0002	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-010	OK	WASHITA	MCATEE, MARILYN	CHESAPEAKE EXPLORATION LP	10/29/2004	1002	104	I-2005-000123	011N	018W	0002	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-011	OK	WASHITA	WALKER, ANITA GAYLE	CHESAPEAKE EXPLORATION LP	10/27/2004	1002	117	I-2005-000128	011N	018W	0002	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-012	OK	WASHITA	MCCOY, ARTIE FAYE A/K/A ARTIE MCCOY	CHESAPEAKE EXPLORATION LP	4/5/2006	1036	680	I-2006-003987	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5128673-013	OK	WASHITA	JOHNSON, JIMMIE L	CHESAPEAKE EXPLORATION LP	6/30/2006	1044	816	I-2006-7056	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: S/2 NW/4 LTD TO 16731'
OK5128673-014	OK	WASHITA	KENNEDY III, A DUTTON	CHESAPEAKE EXPLORATION LLC	8/21/2007	1082	144	I-2007-009279	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1 & 2 & S/2 NE/4, A/D/A NE/4
OK5129408-001	OK	WASHITA	WEIMER, LTD AN OK LIMITED PARTNERSHIP	CHESAPEAKE EXPLORATION LP	3/16/2006	1036	286	I-2006-003841	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-002	OK	WASHITA	MCLAUGHLIN, EDDIE R	CHESAPEAKE EXPLORATION LP	4/5/2006	1036	701	I-2006-003996	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129408-003	OK	WASHITA	MCLAUGHLIN, JAMES & CLAUDEEN	CHESAPEAKE EXPLORATION LP	3/28/2006	1036	288	I-2006-003842	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-004	OK	WASHITA	CLARK, JIMMY DELMAR	CHESAPEAKE EXPLORATION LP	4/21/2006	1038	219	I-2006-004589	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-005	OK	WASHITA	POTTS, BILLY J	CHESAPEAKE EXPLORATION LP	4/5/2006	1040	220	I-2006-005368	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-006	OK	WASHITA	CIHOUSKI, NORA BELLE	CHESAPEAKE EXPLORATION LP	6/13/2006	1042	955	I-2006-006316	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-007	OK	WASHITA	IZOD, SARA B A/K/A SARAH	CHESAPEAKE EXPLORATION LP	6/23/2006	1042	953	I-2006-006315	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 ADA NE/4
OK5129408-008	OK	WASHITA	NARRAMORE, VIRGINIA LOIS TRUST	CHESAPEAKE EXPLORATION LP	6/16/2006	1044	551	I-2006-006936	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-009	OK	WASHITA	MARILYN KENNEDY GLADDEN INTERESTS, LLC	CHESAPEAKE EXPLORATION LP	5/22/2006	1045	78	I-2006-007159	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4 LTD TO 16731'
OK5129408-010	OK	WASHITA	STRATTON JR, JESSE G TRUST	CHESAPEAKE EXPLORATION LP	7/12/2006	1051	220	I-2006-009483	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4, E/2 SE/4 LTD TO 16,731'
OK5129408-011	OK	WASHITA	URI, NIKKI, A/ K/A NIKKI A URI	CHESAPEAKE EXPLORATION LP	8/3/2006	1047	516	I-2006-008112	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1 & 2 & S/2 NE/4 A/D/A NE/4
OK5129408-012	OK	WASHITA	GOLDMAN, VIRGINIA B	CHESAPEAKE EXPLORATION LP	8/25/2006	1055	435	I-2006-011092	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129408-013	OK	WASHITA	SALLY KENNEDY RICHARDSON OIL L.L.C.	CHESAPEAKE EXPLORATION LP	4/6/2006	1036	741	I-2006-004012	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-014	OK	WASHITA	SHELTON, DARRELL LEE	CHESAPEAKE EXPLORATION LP	8/14/2006	1049	166	I-2006-008719	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129408-015	OK	WASHITA	MCLAUGHLIN, LONNIE	CHESAPEAKE EXPLORATION LP	6/13/2006	1042	505	I-2006-006185	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOT 1, LOT 2, S/2 NE/4 A/D/A NE/4
OK5129408-016	OK	WASHITA	MCDOWELL, CANDACE S REVOCABLE TRUST DTD 09/14/1990	CHESAPEAKE EXPLORATION LP	8/11/2006	1051	225	I-2006-009485	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOT 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-017	OK	WASHITA	BOWLING, NITA M	CHESAPEAKE EXPLORATION LP	4/5/2006	1036	687	I-2006-003990	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-018	OK	WASHITA	KELLSTROM, CHRISTINE	CHESAPEAKE EXPLORATION LP	6/16/2006	1043	305	I-2006-006448	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-019	OK	WASHITA	APODACA, ROBERT E & SUSAN E	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	228	I-2006-010271	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4 LTD TO 16,731'
OK5129408-020	OK	WASHITA	SHELTON, ROGER DEAN	CHESAPEAKE EXPLORATION LP	8/14/2006	1052	691	I-2006-010064	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129408-021	OK	WASHITA	MOORE, EDDIE L TRUST DTD 08/17/1987	CHESAPEAKE EXPLORATION LP	6/18/2007	1073	928	I-2007-006285	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129408-022	OK	WASHITA	HAMM, FLOYD & FRANK RILEY	CHESAPEAKE EXPLORATION LP	6/13/2007	1073	931	I-2007-006286	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129454-001	OK	WASHITA	DEW, EUGENE LESLIE & JANICE I	CHESAPEAKE EXPLORATION LP	3/15/2006	1034	570	I-2006-003178	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4 A/D/A N/2 NW/4
OK5129454-002	OK	WASHITA	DEW, CLARENCE CECIL	CHESAPEAKE EXPLORATION LP	3/20/2006	1034	572	I-2006-003179	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4 A/D/A N/2 NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129454-003	OK	WASHITA	DEW, CECIL JAMES	CHESAPEAKE EXPLORATION LP	3/20/2006	1034	1039	1-2006-003371	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4, A/D/A N/2 NW/4
OK5129454-004	OK	WASHITA	KERLEY, OLETA GRACE	CHESAPEAKE EXPLORATION LP	3/20/2006	1034	568	I-2006-003177	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 &4 A/D/A N/2 NW/4
OK5129454-005	OK	WASHITA	SCHONES, CECILIA JANE	CHESAPEAKE EXPLORATION LP	3/20/2006	1034	1041	1-2006-003372	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4, A/D/A N/2 NW/4
OK5129454-006	OK	WASHITA	DEW, BOBBY RAY	CHESAPEAKE EXPLORATION LP	3/23/2006	1035	748	I-2006-003610	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4
OK5129454-007	OK	WASHITA	FEIL, LINDA RUTH	CHESAPEAKE EXPLORATION LP	3/20/2006	1036	682	I-2006-003988	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3, 4 A/D/A N/2 NW/4
OK5129454-008	OK	WASHITA	EGGLESTON, JERRY	CHESAPEAKE EXPLORATION LP	6/14/2006	1042	501	I-2006-006183	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOT 3, LOT 4, A/D/A N/2 NW/4
OK5129454-009	OK	WASHITA	R H VENABLE PROPERTIES LTD	CHESAPEAKE EXPLORATION LP	4/18/2007	1072	826	I-2007-005963	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3,4
OK5129454-010	OK	WASHITA	RANDOW LIVING TRUST DATED 11/22/1995	CHESAPEAKE EXPLORATION LP	6/25/2007	1078	365	I-2007-007924	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4, A/D/A N/2 NW/4
OK5129454-011	OK	WASHITA	VENABLE ROYALTY, LTD	CHESAPEAKE EXPLORATION LP	4/18/2007	1072	707	I-2007-005918	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4, A/D/A N/2 NW/4 LTD TO 16,731'
OK5129460-001	OK	WASHITA	SIGHTS, VELMA G AKA VELMA GEORGE SIGHTS	CHESAPEAKE EXPLORATION LP	3/10/2006	1034	12	I-2006-002963	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129460-002	OK	WASHITA	LEATHERMAN, JEFFERSON F	CHESAPEAKE EXPLORATION LP	4/5/2006	1037	183	I-2006-004212	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129460-003	OK	WASHITA	DAUM, J WILLIAM & CORINNE M LIVING TR	CHESAPEAKE EXPLORATION LP	8/25/2006	1051	214	I-2006-010063	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129461-001	OK	WASHITA	THOMPSON, DONALD & SARA	CHESAPEAKE EXPLORATION LP	3/10/2006	1034	562	I-2006-003175	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: SW/4, W/2 SE/4
OK5129461-002	OK	WASHITA	THOMPSON, RAY & GEORGIA A	CHESAPEAKE EXPLORATION LP	3/10/2006	1034	565	I-2006-003176	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: SW/4, W/2 SE/4
OK5129461-003	OK	WASHITA	US AGBANK FCB F/K/A FARM CREDIT BANK OF WICHITA, KS	CHESAPEAKE EXPLORATION LP	8/7/2006	1047	514	I-2006-008111	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: W/2 SE/4
OK5129461-004	OK	WASHITA	US AGBANK, FCB F/K/A FARM CREDIT BANK OF WICHITA, KS	CHESAPEAKE EXPLORATION LP	8/7/2006	1047	512	I-2006-008110	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: SW/4
OK9270106-000	OK	WASHITA	OCC #543019/CD #200704118	CHESAPEAKE OPERATING INC	8/16/2007	1080	870	I-2007-008798	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: ALL; LTD TO MISSOURIAN GRANITE WASH AND DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY;

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3530022-000	OK	WASHITA	BOARD OF COUNTY COMMISSIONERS, WASHITA C	CHESAPEAKE EXPLORATION LP	9/5/2006	1047	518	I-2006-008113	011N	018W	0004

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 4: BEGINNING AT A POINT 1,320 FEET WEST OF THE NORTHEAST CORNER OF SECTION 4, THE POINT OF BEGINNING; THENCE SOUTH 5,285 FEET; THENCE WEST 40 FEET; THENCE NORTH 5,285 FEET; THENCE EAST 40 FEET TO POINT OF BEGINNING.

NO WELL LOCATION OR OTHER INSTALLATIONS SHALL BE MADE UPON SAID PREMISES WHICH WOULD IN ANY WAY INTERFERE WITH THE PRESENT USE OF SAID PROPERTY BY THE BOARD OF COUNTY COMMISSIONERS OF WASHITA COUNTY AND SHALL FURTHER PROVIDE THAT SAID LAND MAY BE DEVELOPED BY UNITIZATION AND CONSOLIDATION WITH OTHER ACREAGE.

OK5128894-001	OK	WASHITA	MALEY, HELEN HUNT	CHESAPEAKE EXPLORATION LP	12/14/2004	1008	174	I-2005-002326	011N	018W	0004	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 4: LOT 1 (40.23 AC.), SE/4 NE/4, E/2 SE/4, A/K/A E/2 E/2
OK5128894-002	OK	WASHITA	MALEY, ASA R REV LIV TRUST, PATRICK COWAN, SUC TRSTEE	CHESAPEAKE EXPLORATION LP	5/23/2006	1038	328	I-2006-004628	011N	018W	0004	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 4: LOT 1, SE/4 NE/4, E/2 SE/4 LTD TO 16307'
OK5129565-001	OK	WASHITA	HARWELL, KENNETH E & JOYE M JOINT TRUST DTD 05/31/2001	CHESAPEAKE EXPLORATION LP	7/22/2004	1018	796	I-2005-006318	011N	018W	0004

TOWNSHIP 11 NORTH-RANGE 18 WEST

SECTION 4: LOT 2 (40.37 ACRES); LOT 3 (40.51 ACRES); LOT 4 (40.65 ACRES); SE/4 NW/4; SW/4 NW/4; E/2 SW/4; W/2 SW/4; SW/4 NE/4, W/2 SE/4 ADA WEST 3/4, LESS A TRACT OF LAND DESCRIBED AS BEGINNING AT A POINT 1,320 FEET WEST OF THE NE/C NE/4 TO THE POINT OF BEGINNING, THENCE SOUTH 5,285 FEET, THENCE WEST 40 FEET, THENCE NORTH 5,285 FEET, THENCE EAST 40 FEET TO THE POINT OF BEGINNING.

OK5129565-002	OK	WASHITA	COLE, DAVID L	CHESAPEAKE EXPLORATION LP	12/2/2004	1002	95	I-2005-000119	011N	018W	0004	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 4: LOTS 2 & 3 (ADA NW/4 NE/4, NE/4 NW/4), L/E E 40' OF LOT 2
OK5129565-003	OK	WASHITA	GRIFFEN, SANDRA MULLIKIN	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	941	I-2005-000772	011N	018W	0004	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 4: LOT 2 (40.37), LOT 3 (40.51), (ADA NW/4 NE/4, NE/4 NW/4), L/E E 40' OF LOT 2
OK5129565-004	OK	WASHITA	CARON, DIANE	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	1020	I-2005-000805	011N	018W	0004	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 4: LOT2 (40.37), LOT 3 (40.51) (ADA NW/4 NE/4, NE/4 NW/4) L/E E 40' OF LOT 2
OK5129565-005	OK	WASHITA	HANEY, DALENE CHRISTENSEN	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	1018	I-2005-000804	011N	018W	0004	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 4: LOT 2 (40.37), LOT 3 (40.51), (ADA NW/4 NE/4, NE/4 NW/4), L/E E 40' OF LOT 2
OK5129565-006	OK	WASHITA	EGGLESTON, JERRY D	CHESAPEAKE EXPLORATION LP	9/15/2005	1021	888	I-2005-007480	011N	018W	0004	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 4: SW/4 NE/4, SE/4 NW/4, NE/4 SW/4, NW/4 SE/4, L/E THE E 40 FT OF THE SW/4 NE/4 AND NW/4 SE/4
OK5129566-000	OK	WASHITA	HARWELL, KENNETH E & JOYE M JOINT TRUST	CHESAPEAKE EXPLORATION LP	7/22/2004	1000	31	I-2004-008813	011N	018W	0005	TOWNSHIP 11 NORTH- RANGE 18 WEST SECTION 5: ALL
OK5129567-001	OK	WASHITA	HARWELL, KENNETH E & JOYE M JT TR DTD 5/31/01	CHESAPEAKE EXPLORATION LP	7/22/2004	1000	34	I-2004-008814	011N	018W	0006	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 6: LOT 6, 7, E/2 SW/4, SE/4, (ADA S/2)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129567-002	OK	WASHITA	ST/OK - CLO CS- 24782	CHESAPEAKE EXPLORATION LP	1/28/2005	1007	823	I-2005-002170	011N	018W	0006	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 6: SE/4 SURFACE TO BASE OF DES MOINES
OK5129567-003	OK	WASHITA	ST/OK - CLO CS- 24783	CHESAPEAKE EXPLORATION LP	1/28/2005	1007	826	I-2005-002171	011N	018W	0006	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 6: E/2 SW/4; LOTS 6 & 7, AKA W/2 SW/4 SURFACE TO BASE OF DES MOINES
OK5129578-001	OK	WASHITA	TYLER, AMOS R & NAOMI, HAROLD R TYLER, AIF	CHESAPEAKE EXPLORATION LP	7/15/2004	990	472	I-2004-005369	011N	018W	0006	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 6: N/2, (ADA LOTS 1, 2, 3, 4, & 5; SE/4 NW/4, S/2 NE/4)
OK5129578-002	OK	WASHITA	RAY, CHARLES D	CHESAPEAKE EXPLORATION LP	8/18/2005	1022	688	I-2005-007810	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: LOTS 1, 2, 3, 4, 5, SE/4 NW/4, S/2 NE/4 ADA N/2
OK5129578-003	OK	WASHITA	WALTERS, SHAWN S	CHESAPEAKE EXPLORATION LP	8/16/2005	1022	718	I-2005-007820	011N	018W	0006	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 6: LOTS 1-5, SE/4 NW/4, S/2 NE/4 A/D/A N/2
OK5129578-006	OK	WASHITA	HAMM JR, FLOYD D	CHESAPEAKE EXPLORATION LP	1/25/2007	1062	637	I-2007-002164	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: LOTS 1-5, SE/4 NW/4, S/2 NE/4 A/D/A N/2
OK5129578-007	OK	WASHITA	FRAZIER, ROBERT H	CHESAPEAKE EXPLORATION LP	2/26/2007	1064	767	I-2007-002941	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: LOTS 1, 2, 3, 4 & 5, SE/4 NW/4, S/2 NE/4 A/D/A N/2
OK5129578-008	OK	WASHITA	RAY, CHARLES D	CHESAPEAKE EXPLORATION LP	1/4/2007	1058	719	I-2007-000658	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: LOTS 1, 2, 3, 4, 5, SE/4 NW/4, S/2 NE/4 A/D/A N/2
OK5129578-009	OK	WASHITA	RIALTO OIL & GAS CORPORATION	CHESAPEAKE EXPLORATION LP	4/9/2007	1073	922	I-2007-006283	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: LOTS 1, 2, 3, 4, 5, SE/4 NW/4, N/2 NE/4 A/D/A N/2
OK5129578-010	OK	WASHITA	RIALTO PRODUCTION COMPANY	CHESAPEAKE EXPLORATION LP	4/9/2007	1073	925	I-2007-006284	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: LOTS 1, 2, 3, 4, 5, SE/4 NW/4, N/2 NE/4 A/D/A N/2
OK9270057-000	OK	WASHITA	OCC #536682/CD# 200700762	CHESAPEAKE EXPLORATION LP	3/13/2007	1075	15	I-2007-006677	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: ALL; LTD TO PERMIAN GRANITE WASH, UPPER TONKAWA (DOUGLAS), LOWER TONKAWA, HOXBAR AND DES MOINES COMMON SOURCE OF SUPPLY;
OK5129530-001	OK	WASHITA	HALL, CLAYTON LEON & VERNON DEAN AS JOINT TENANTS	CHESAPEAKE EXPLORATION LP	8/3/2004	990	509	I-2004-005383	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOT 3, 4, E/2 SW/4
OK5129530-002	OK	WASHITA	SNIDER, SHARON KAY & THOMAS C	CHESAPEAKE EXPLORATION LP	8/18/2004	995	534	1-2004-007161	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: NE/4, LOT 3, 4, E/2 SW/4
OK5129530-003	OK	WASHITA	SNIDER, JAMES R	CHESAPEAKE EXPLORATION LP	8/18/2004	995	689	1-2004-007222	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOT 3, 4, E/2 SW/4
OK5129530-004	OK	WASHITA	SNIDER, JAMES R	CHESAPEAKE EXPLORATION LP	8/18/2004	995	692	1-2004-007223	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOT 3, 4, E/2 SW/4
OK5129530-005	OK	WASHITA	ZIELKE, MICHAEL D	CHESAPEAKE EXPLORATION LP	8/18/2004	995	680	1-2004-007219	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOT 3, 4, E/2 SW/4
OK5129530-006	OK	WASHITA	ZIELKE, PHILLIP	CHESAPEAKE EXPLORATION LP	8/18/2004	995	686	1-2004-007221	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOT 3, 4, E/2 SW/4
OK5129530-007	OK	WASHITA	KETCHERSIDE, WANDA	CHESAPEAKE EXPLORATION LP	8/18/2004	995	567	I-2004-007178	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOT 3 & 4, E/2 SW/4
OK5129530-008	OK	WASHITA	FARGO, LAVONNE	CHESAPEAKE EXPLORATION LP	8/26/2004	995	677	1-2004-007218	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: SE/4 NE/4, SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129530-009	OK	WASHITA	SHELTON, MARTY & BECKY	CHESAPEAKE EXPLORATION LP	8/26/2004	999	877	I-2004-008731	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: SE/4
OK5129530-010	OK	WASHITA	SHELTON LAND & CATTLE COMPANY TRUST DTD 11/24/91	CHESAPEAKE EXPLORATION LP	8/26/2004	999	868	I-2004-008728	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOTS 3, 4, E/2 SW/4, (ADA SW/4)
OK5129530-011	OK	WASHITA	SNIDER, MODELL	CHESAPEAKE EXPLORATION LP	8/18/2004	995	573	I-2004-007180	011N	018W	0007	TOWNSHIP 11 NORTH, RANGE 18 WEST, SECTION 7: LOTS 3 AND 4, AND THE E/2 SW/4
OK5129530-012	OK	WASHITA	SNIDER, PHILLIP	CHESAPEAKE EXPLORATION LP	8/18/2004	995	591	I-2004-007187	011N	018W	0007	TOWNSHIP 11 NORTH, RANGE 18 WEST, SECTION 7: LOTS 3 AND 4, AND THE E/2 SW/4
OK5129530-013	OK	WASHITA	SNIDER, THOMAS C	CHESAPEAKE EXPLORATION LP	8/18/2004	995	570	I-2004-007179	011N	018W	0007	TOWNSHIP 11 NORTH, RANGE 18 WEST, SECTION 7: LOT 3, 4, E/2 SW/4
OK5129530-014	OK	WASHITA	GRUBER, ROSE	CHESAPEAKE EXPLORATION LP	1/10/2005	1005	743	1-2005-001450	011N	018W	0007	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-015	OK	WASHITA	RINGENBERG, GLEN S/P/ A GLENN RINGENBERG	CHESAPEAKE EXPLORATION LP	11/14/2006	1058	482	I-2007-000570	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-016	OK	WASHITA	RINGENBERG, MYRA	CHESAPEAKE EXPLORATION LP	11/14/2006	1058	717	I-2007-000657	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-017	OK	WASHITA	COX, ELAINE RINGENBERG	CHESAPEAKE EXPLORATION LP	11/14/2006	1058	715	I-2007-000656	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-018	OK	WASHITA	WISSMANN, DARREL	CHESAPEAKE EXPLORATION LP	12/14/2006	1059	344	I-2007-000916	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-019	OK	WASHITA	HANEY, VERA	CHESAPEAKE EXPLORATION LP	11/21/2006	1061	121	I-2007-001621	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-020	OK	WASHITA	RINGENBERG, ARNOLD	CHESAPEAKE EXPLORATION LP	4/9/2007	1072	829	I-2007-005964	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-021	OK	WASHITA	WALKER, NORMA	CHESAPEAKE EXPLORATION LP	4/9/2007	1070	770	I-2007-005227	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-022	OK	WASHITA	WISSMANN, ALLEN F	CHESAPEAKE EXPLORATION LP	12/14/2006	1061	128	I-2007-001624	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-023	OK	WASHITA	GENNRICH, EMMA JEANNE	CHESAPEAKE EXPLORATION LP	12/14/2006	1061	126	I-2007-001623	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4 & SW/4 NE/4
OK5129530-024	OK	WASHITA	WISSMANN, ERVIN EUGENE	CHESAPEAKE EXPLORATION LP	12/14/2006	1061	135	I-2007-001627	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-025	OK	WASHITA	WISSMANN, GARY L	CHESAPEAKE EXPLORATION LP	12/14/2006	1061	133	I-2007-001626	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-029	OK	WASHITA	FARGO, LAVONNE A/K/ A ELVA LAVONNE FARGO	CHESAPEAKE EXPLORATION LLC	11/27/2009	1194	322	I-2011-001230 (CORRECTION LSE)	011N	018W	0007

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 7: SE/4 NE/4, THE INTENT IS TO CORRECT SCRIVENER'S ERROR TO TR GR AC DESCRIPTION CONTAINED IN THAT CERTAIN O&G LSE FILED AT BK 1183, PG 533 WHICH COVERS ALL RIGHTS BLW S.E. OF DES MOINES FM, L/E ALL EXISTING WELL BORES

OK9270112-000	OK	WASHITA	OCC # 536681/CD #200700760	CHESAPEAKE OPERATING, INC.	3/13/2007				011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: ALL; LTD TO BROWN DOLOMITE, PERMIAN GRANITE WASH, UPPER TONKAWA (DOUGLAS), LOWER TONKAWA, HOXBAR & DES MOINES COMMON SOURCE OF SUPPLY;
OK9270387-001	OK	WASHITA	REED, CECIL & BARBARA	WARD PETROLEUM CORPORATION	5/10/2004	1048	985	I-2006-008632	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1 & 2 & E/2 NW/4 (A/D/A NW/4)
OK9270387-002	OK	WASHITA	STOCKTON, MADONNA R, NOW STEPHENS & HAROLD STEPHENS	WARD PETROLEUM CORPORATION	5/10/2004	1048	986	I-2006-008633	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1,2, E/2 NW/4 (A/D/A NW/4)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270387-003	OK	WASHITA	REED, LOUISE A/ K/A LOUISE M REED, A/K/A LOUISE W REED	WARD PETROLEUM CORPORATION	5/10/2004	1049	701	I-2006-008894	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-004	OK	WASHITA	REED, ROBERT J & SARAH REED	WARD PETROLEUM CORPORATION	5/10/2004	1050	275	I-2006-009098	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-005	OK	WASHITA	RENO, CHARLOTTE R & ARCHIE	WARD PETROLEUM CORPORATION	5/10/2004	497	1051	I-2006-009565	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-006	OK	WASHITA	REED, GARY R	WARD EXPLORATION COMPANY	5/10/2004	1049	700	I-2006-008893	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-007	OK	WASHITA	REED, BARBARA J	WARD PETROLEUM CORPORATION	5/10/2004	1049	712	I-2006-008903	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-008	OK	WASHITA	BATES, NANCY R	WARD PETROLEUM CORPORATION	5/10/2004	1049	713	I-2006-008904	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-009	OK	WASHITA	REED, THOMAS H & JOANN S	WARD PETROLEUM CORPORATION	5/10/2004	1048	987	I-2006-008634	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-010	OK	WASHITA	BORMAN, SUE L & RANDALL	WARD PETROLEUM CORPORATION	5/10/2004	1048	988	I-2006-008635	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2 & E/2 NW/4 (A/D/A NW/4)
OK9270387-011	OK	WASHITA	STEPHENS, JUNE REED A/K/A JUNE R STEPHENS	WARD PETROLEUM CORPORATION	5/10/2004	1051	496	I-2006-009564	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-012	OK	WASHITA	ANDERSON, FERN REED A/K/ A FERN T ANDERSON	WARD PETROLEUM CORPORATION	5/10/2004	1050	276	I-2006-009099	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270388-001	OK	WASHITA	BURLINGTON RESOURCES OIL & GAS COMPANY LP	WARD PETROLEUM CORPORATION	3/28/2007	1065	739	1-2007-003352	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4 & SW/4 NE/4, LIMITED TO THE WELLBORE OF THE SHELTON 1-7H ONLY
OK5126335-001	OK	WASHITA	DORCHESTER MINERALS OKLAHOMA, LP	CHESAPEAKE EXPLORATION LP	4/6/2005	1010	780	I-2005-003251	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, SE/4
OK5126335-002	OK	WASHITA	HALL, CURTIS RAYMOND & FRANCES M, H/W	FLESHMAN AGENCY, INC	6/21/2005	1014	943	I-2005-004754	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4 & SE/4
OK5126335-003	OK	WASHITA	HALL, FREDRICK JUNIOR & NELA M, H/W	FLESHMAN AGENCY, INC	6/21/2005	1014	945	I-2005-004755	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4 & SE/4
OK5126335-004	OK	WASHITA	HALL, RAMONA RAE AKA SUE HALL	FLESHMAN AGENCY, INC	6/21/2005	1014	947	I-2005-004756	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4 & SE/4
OK5126335-005	OK	WASHITA	GARDNER, DAVAN JOYCE FKA DAVAN JOYCE HAAS	FLESHMAN AGENCY, INC	6/21/2005	1014	949	I-2005-004757	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4 & SE/4
OK5126335-006	OK	WASHITA	HARPER, JOEY DAWN	FLESHMAN AGENCY, INC	6/21/2005	1014	951	I-2005-004758	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4 & SE/4
OK5126335-007	OK	WASHITA	CRUSON, GARY N & CARLA J	CHESAPEAKE EXPLORATION LP	8/16/2005	1022	676	I-2005-007806	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4
OK5126335-008	OK	WASHITA	HARRISON, DOANE FARR	CHESAPEAKE EXPLORATION LP	8/18/2005	1022	724	I-2005-007822	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: SE/4
OK5126335-010	OK	WASHITA	HARRISON, MARY K	CHESAPEAKE EXPLORATION LP	8/18/2005	1022	673	I-2005-007805	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: SE/4
OK5126335-011	OK	WASHITA	HODGES, DAVID E & SUSAN	CHESAPEAKE EXPLORATION LP	8/16/2005	1022	721	I-2005-007821	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4
OK5126335-012	OK	WASHITA	CMG OIL PROPERTIES, LLC, THE TRUST COMPANY OF OKLAHOMA (TCO)	CHESAPEAKE EXPLORATION LP	8/30/2005	1019	609	I-2005-006629	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: W/2 SE/4
OK5126335-013	OK	WASHITA	MASON ENERGY CORPORATION, THE TRUST COMPANY OF OKLA (TCO)	CHESAPEAKE EXPLORATION LP	8/30/2005	1019	611	I-2005-006630	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: W/2 SE/4
OK5126335-014	OK	WASHITA	DARNELL, JEANNE FRANCIS, 1998 FAMILY TRUST	CHESAPEAKE EXPLORATION LP	8/26/2005	1022	700	I-2005-007814	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, W/2 SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5126335-015	OK	WASHITA	HODGES, LEWIS & LEE HODGES	CHESAPEAKE EXPLORATION LP	9/6/2005	1020	194	I-2005-006868	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4
OK5126335-016	OK	WASHITA	RAY, CHARLES D	CHESAPEAKE EXPLORATION LP	8/18/2005	1022	691	I-2005-007811	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, SE/4
OK5126335-017	OK	WASHITA	HODGES, BILL ROYCE ESTATE, DAVID E HODGES PERSONAL REP	CHESAPEAKE EXPLORATION LP	8/29/2005	1022	679	I-2005-007807	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4
OK5126335-018	OK	WASHITA	MEKUSUKEY OIL COMPANY, INC	CHESAPEAKE EXPLORATION LP	9/14/2005	1020	92	I-2005-006822	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, SE/4
OK5126335-019	OK	WASHITA	EGGLESTON, JERRY D	CHESAPEAKE EXPLORATION LP	9/14/2005	1021	890	I-2005-007481	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4
OK5126335-021	OK	WASHITA	HAMM, FLOYD D, JR	CHESAPEAKE EXPLORATION LP	9/9/2005	1020	971	I-2005-007138	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, W/2 SE/4, E/2 SE/4
OK5126335-022	OK	WASHITA	REVA CO, A PARTNERSHIP	CHESAPEAKE EXPLORATION LP	9/14/2005	1021	232	I-2005-007244	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, W/2 SE/4
OK5126335-023	OK	WASHITA	WALTERS, SHAWN S	CHESAPEAKE EXPLORATION LP	8/16/2005	1022	715	I-2005-007819	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, SE/4
OK5126335-026	OK	WASHITA	OCC ORDER #512636/200507321	COI/CELP	10/6/2005	1028	38	1-2006-000855	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: ALL
OK5126335-027	OK	WASHITA	JONES, JOHN D	CHESAPEAKE EXPLORATION LP	4/26/2006	1035	693	I-2006-003590	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, SE/4
OK5126335-028	OK	WASHITA	JONES, JOHN D A/I/F FOR CHERYL B LAGERSEN	CHESAPEAKE EXPLORATION LP	4/26/2006	1035	691	I-2006-003589	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, SE/4
OK5126335-029	OK	WASHITA	WESTWIND RESOURCES, INC	CHESAPEAKE EXPLORATION LP	7/14/2006	1045	785	I-2006-007436	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, W/2 SE/4
OK5128528-001	OK	WASHITA	SNIDER, SHARON KAY & THOMAS C	CHESAPEAKE EXPLORATION LP	8/18/2004	995	531	1-2004-007160	011N	018W	0008

TOWNSHIP 11 NORTH-RANGE 18 WEST

SECTION 8: N/2 SW/4, LESS A TRACT OF LAND BEGINNING AT A POINT AT THE NW/C SW/4, THENCE 23 1/2 RODS EAST, THENCE 13 RODS SOUTH, THENCE 23 1/2 RODS WEST, THENCE 13 RODS NORTH TO THE POB, SAID TRACT CONTAINING 2.00 ACRES, MOL.

OK5128528-002	OK	WASHITA	FARGO, LAVONNE	CHESAPEAKE EXPLORATION LP	8/26/2004	995	674	1-2004-007217	011N	018W	0008

TOWNSHIP 11 NORTH-RANGE 18 WEST

SECTION 8: SW/4, L/E A TRACT OF LAND DESCRIBED AS BEGINNING AT A POINT AT THE NW/C SW/4, THENCE 23 1/2 RODS EAST, THENCE SOUTH 13 RODS, THENCE 23 1/2 RODS WEST, THENCE NORTH 13 RODS TO THE POB, SAID TRACT CONTAINING 2.00 ACRES, MOL.

OK5128528-003	OK	WASHITA	SHELTON, MARTY & BECKY	CHESAPEAKE EXPLORATION LP	8/26/2004	999	871	I-2004-008729	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: S/2 SW/4
OK5128529-001	OK	WASHITA	ENGEL, JEANNE	CHESAPEAKE EXPLORATION LP	8/26/2004	995	525	1-2004-007158	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-002	OK	WASHITA	SANDERS, JOANN	CHESAPEAKE EXPLORATION LP	8/26/2004	995	522	1-2004-007157	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-003	OK	WASHITA	KINCAID, CLARK	CHESAPEAKE EXPLORATION LP	8/26/2004	995	528	1-2004-007159	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-004	OK	WASHITA	PATTERSON, ANN RUTH	CHESAPEAKE EXPLORATION LP	9/15/2004	995	519	1-2004-007156	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-005	OK	WASHITA	CAVIN, JACK	CHESAPEAKE EXPLORATION LP	9/20/2004	995	627	1-2004-007200	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: E/2 NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128529-006	OK	WASHITA	COLE, KAREN SUE	CHESAPEAKE EXPLORATION LP	9/20/2004	1000	37	I-2004-008815	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-007	OK	WASHITA	CAMPAS, PAMELA M	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	952	I-2005-000777	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-008	OK	WASHITA	SPRINGER, BRUCE M	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	960	I-2005-000780	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-009	OK	WASHITA	SPRINGER, CHARLES M	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	957	I-2005-000779	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-010	OK	WASHITA	MCCARTHY, PATRICIA S	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	947	I-2005-000775	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-011	OK	WASHITA	BURRILL, DAVID	CHESAPEAKE EXPLORATION LP	12/6/2004	1003	980	I-2005-000789	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-012	OK	WASHITA	GALBASINI, CARRIE	CHESAPEAKE EXPLORATION LP	12/3/2004	1005	828	I-2005-001482	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128618-001	OK	WASHITA	WENDELL, OPAL BERNIECE WILLIAMS	CHESAPEAKE EXPLORATION LP	9/21/2004	1000	56	I-2004-008823	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: W/2 NW/4
OK5128618-002	OK	WASHITA	HOPKINS, CARLA	CHESAPEAKE EXPLORATION LP	9/27/2004	1003	934	I-2005-000768	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: W/2 NW/4
A02046-2389	OK	WASHITA	WALTON , CARL AND LUCILLE M	EL PASO NATURAL GAS	10/17/1978	493	35		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: NE/4, E/2 W/2
A02183-2390	OK	WASHITA	OGLE, LEONARD A.	CHALFANT, MAGEE & CLIFTON, INC	2/7/1977	463	914		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: SE/4
A02183-2391	OK	WASHITA	HODGES , C. V. A SINGLE MAN	CHALFANT, MAGEE & CLIFTON, INC	2/18/1977	465	286		011N	018W	0009	SE/4 Sec. 9-11N-18W
A02389-2399	OK	WASHITA	BROWNING, NILA RUTH & JEWETTA LEROY	MOORE- STANSBERRY, INC	12/8/1981	576	430		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2
A02389-2400	OK	WASHITA	DEW, CHARLES E	MOORE- STANSBERRY, INC	12/8/1981	576	433		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2
A02389-2401	OK	WASHITA	LEEDE EXPLORATION , A PARTNERSHIP	AN - SON CORPORATION	12/1/1983	633	863		011N	018W	0009	W/2 W/2 Sec. 9-11N-18W
A02389-2402	OK	WASHITA	HORKEY , ELIZABETH N , ET VIR	D A BASH AND ASSOCIATES INC	11/9/1978	493	908		011N	018W	0009	W/2 W/2 Sec. 9-11N-18W
A02389-2403	OK	WASHITA	EPISCOPAL ROYALTY COMPANY	D A BASH AND ASSOCIATES INC	11/1/1978	493	910		011N	018W	0009	W/2 W/2 Sec. 9-11N-18W
OK9270056-001	OK	WASHITA	OCC #237641/CD #100,552	LEEDE EXPLORATION	4/29/1983				011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: ALL, MISSOURIAN GRANITE WASH, DES MOINES GRANITE WASH, SKINNER, RED FORK, ATOKA, MORROW, AND SPRINGER COMMON SOURCES OF SUPPLY
OK9270179-001	OK	WASHITA	HUMPHREYS, ROBERT E & ELIZABETH W	CHARLES E PORTA	2/5/1982	591	554		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2
OK9270179-002	OK	WASHITA	RIALTO PRODUCTION COMPANY	CHESAPEAKE EXPLORATION LLC	7/22/2008	1119	260	I-2008-008900	011N	018W	0009	TOWNSHI 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2
OK9270179-003	OK	WASHITA	BROWNING, NILA R	CHESAPEAKE EXPLORATION, LLC	11/29/2010	1192	852	I-2011-000696	011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W2W2
OK9270310-001	OK	WASHITA	WILDER, BENNY D & BETSY EUBANKS	TRIGG DRILLING COMPANY, INC	6/1/1987	719	612		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2
OK9270310-002	OK	WASHITA	REEVES, JEAN	TRIGG DRILLING CO, INC	6/1/1987	720	933		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270310-003	OK	WASHITA	HAMM FAMILY TRUST	CHESAPEAKE EXPLORATION LLC	12/28/2009	1159	295	I-2010-000654	011N	018W	0009

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 9: W/2 W/2 THE INTENT IS TO LEASE ALL THE RIGHTS BELOW THE BASE OF THE STRATIGRAPHIC EQUIVALENT OF THE MORROW FORMATION, LESS AND EXCEPT ALL EXISTING WELL BORES

OK9270310-004	OK	WASHITA	WALTERS, WAYNE A & SHAWN S 2008 REV LIV TR DTD 7/16/08	CHESAPEAKE EXPLORATION LLC	12/18/2009	1159	297	I-2010-000655	011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2, ALL RIGHTS BELOW THE BASE OF THE MORROW FORMATION
OK9270310-005	OK	WASHITA	REEVES, JEAN	CHESAPEAKE EXPLORATION LLC	11/15/2010	1189	688	I-2010-010934	011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2, ALL RIGHTS BENEATH S.E. OF MORROW PRODUCING FORMATION.
A00769-442	OK	WASHITA	MCCONNELL, R G, ET AL	DAVID W CULWELL & ASSOCIATES	11/13/1979	511	620	8898	011N	018W	0010	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 10: N2
A01878-8548	OK	WASHITA	PARKER , LELA MAY & RUSSELL	J J WRIGHT	12/11/1971	397	521		011N	018W	0010	ITOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: E/2 LESS AND EXCEPT CHARTER #2-10 WELLBORE
A01878-8549	OK	WASHITA	GILMORE, GLADYS	J J WRIGHT	12/8/1971	397	529		011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: E/2 LESS AND EXCEPT CHARTER #2-10 WELLBOREW
A02772-2405	OK	WASHITA	OCC #283930	ANSON CORPORATION	8/19/1985				011N	018W	0010	ALL OF SECTION Sec. 10-11N-18W
A03440-11786	OK	WASHITA	OCC #369044	ANSON COMPANY	10/19/1992				011N	018W	0010	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 10: ALL
OK5125557-001	OK	WASHITA	ST/OK - CLO EI-3604	Jack B. Smith	6/27/1978	487	165		011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: NW/4
OK5125557-002	OK	WASHITA	WALTON, CARL & LUCILLE M	EL PASO NATURAL GAS CO	10/17/1978	493	38		011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: NW
OK5125557-004	OK	WASHITA	ST/OK - EI- 3604	DALE FOLKS	5/7/1985	673	931		011N	018W	0010	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 10: NW, LESS AND EXCEPT THE MORROW FMTN AS FOUND IN THE WALTON #1-10, PRODUCING FROM A DEPTH OF 16,455 FEET IN TEH SW (1/2 M.R.)
OK5125558-001	OK	WASHITA	WALTON, CARL & LUCILLE M	EL PASO NATURAL GAS CO	4/27/1979	494	757	395	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SW
OK5125559-001	OK	WASHITA	PILGRIM, DONNA BLAGOWSKY & PATRICK	DALE FOLKS	4/18/1979	500	956	3532	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-002	OK	WASHITA	MARSICO, LORENA & VICTOR	DALE FOLKS	4/12/1979	500	959	3534	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-003	OK	WASHITA	HOFFMAN, LELA EDNA	DALE FOLKS	4/16/1979	500	962	3536	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-004	OK	WASHITA	SPITZ, ANNA FAY & FRANKLIN	DALE FOLKS	4/12/1979	500	965	3538	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-005	OK	WASHITA	HOFFMAN, WILLIAM FLOYD & EVELYN	DALE FOLKS	4/12/1979	500	968		011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-006	OK	WASHITA	CUMMINS, LINDA HOFFMAN & RON	DALE FOLKS	4/18/1979	501	334	3734	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-007	OK	WASHITA	HOFFMAN, LARRY & JOAN	DALE FOLKS	4/18/1979	501	337	3736	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-008	OK	WASHITA	GREER, JOSEPH CLINTON & MILDRED LEE	DALE FOLKS	4/18/1979	501	340	3738	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5125559-009	OK	WASHITA	HOFFMAN, DALE	DALE FOLKS	4/18/1979	501	343	3740	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-010	OK	WASHITA	HOFFMAN, DANNY J T	DALE FOLKS	8/6/1980	528	162	7602	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-011	OK	WASHITA	HOFFMAN, TIMMY DARRELL	DALE FOLKS	8/6/1980	528	165	7604	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-012	OK	WASHITA	HOFFMAN, LARRY JAY	DALE FOLKS	8/6/1980	528	168	7606	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5126469-001	OK	WASHITA	OCC #205680/CD #88716	AN-SON CORPORATION	1/5/1982				011N	018W	0010	TOWNSHIP 11 NORTH, RANGE 18 WEST, SECTION 10: MISSOURIAN GRANITE WASH, DES MOINES GRANITE WASH, SKINNER, RED FORK, ATOKA, MORROW, AND SPRINGER COMMON SOURCES UNDERLYING THE ENTIRE SECTION.
OK7050977-000	OK	WASHITA	ST/OK - CLO EI-5775	CHESAPEAKE EXPLORATION LLC	6/25/2010	1189	376	I-2010-010843	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: NW/4, L/E THE DES MOINES GRANITE WASH FORMATION (1/2 M.R.)
A00770-2366	OK	WASHITA	LITTKE , JOHN & MARGARET	ROBERT W MOORE	3/18/1977	461	665		011N	018W	0011	NE/4 SE/4 Sec. 11-11N-18W
A00770-2367	OK	WASHITA	DUNLAP , NANCY WESNER, ET VIR	JACK B SMITH	6/3/1977	468	551		011N	018W	0011	INSOFAR AS TO NE/4 SE/4 Sec. 11-11N-18W
A01310-2375	OK	WASHITA	MUSICK , ANNIE JEWEL, ET AL	JACK B SMITH	4/29/1977	471	247		011N	018W	0011	N/2 Sec. 11-11N-18W
A01853-2380	OK	WASHITA	PARKER , LELA MAY, ET VIR	J J WRIGHT	12/11/1971	397	519		011N	018W	0011	W/2 SE/4 & SW/4 Sec. 11-11N-18W
A01853-2381	OK	WASHITA	GILMORE , GLADYS	J J WRIGHT	12/8/1971	397	527		011N	018W	0011	W/2 SE/4 & SW/4 Sec. 11-11N-18W
A01854-2382	OK	WASHITA	HOFFMAN , ROY P	J J WRIGHT	1/24/1972	397	551		011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: W/2 SW/4 & SE/4 SW/4
A01854-2383	OK	WASHITA	HOFFMAN , L L	J J WRIGHT	1/18/1972	397	549		011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: W/2 SW/4 & SE/4 SW/4
A01854-2384	OK	WASHITA	BROWN , SUSIE L & CARL	J J WRIGHT	1/11/1972	397	537		011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE/4 LESS AND EXCEPT CHARTER #2-10 WELLBORE SECTION 11: W/2 SW/4, SE/4 SW/4
OK5124713-005	OK	WASHITA	UTZINGER, RUTH M F/K/A RUTH M. MISBAUGH	EL PASO NATURAL GAS COMPANY	7/26/1977	471	831	7575	011N	018W	0011	INSOFAR AND ONLY INSOFAR AS LEASE COVERS TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: N/2
OK5124713-006	OK	WASHITA	FICKETT, WILDON AND ELLA MAE	EL PASO NATURAL GAS COMPANY	6/10/1977	468	887	5932	011N	018W	0011	INSOFAR AND ONLY INSOFAR AS LEASE COVERS TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: N/2
OK5124713-007	OK	WASHITA	LEATHERMAN, PARTHENE J AND FRANCES A SHELTON	EL PASO NATURAL GAS COMPANY	6/15/1977	468	889	5933	011N	018W	0011	INSOFAR AND ONLY INSOFAR AS LEASE COVERS TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: N/2
OK5124713-008	OK	WASHITA	MARSICO, LORENA AND VICTOR	DALE FOLKS	4/12/1979	500	944	3524	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-009	OK	WASHITA	HOFFMAN, WILLIAM FLOYD AND EVELYN	DALE FOLKS	4/12/1979	500	953	3530	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-010	OK	WASHITA	SPITZ, ANNA FAY AND FRANKLIN	DALE FOLKS	4/12/1979	500	950	3528	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-011	OK	WASHITA	GREER, JOSEPH CLINTON AND MILDRED LEE	DALE FOLKS	4/18/1979	500	941	3522	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124713-012	OK	WASHITA	HOFFMAN, LELA EDNA	DALE FOLKS	4/16/1979	500	947	3526	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-013	OK	WASHITA	PILGRIM, DONNA BLAGOWSKY AND PATRICK	DALE FOLKS	4/18/1979	500	938	3520	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-014	OK	WASHITA	HOFFMAN, LARRY AND JOAN	DALE FOLKS	4/18/1979	501	328	3730	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-015	OK	WASHITA	CUMMINS, LINDA HOFFMAN AND RON	DALE FOLKS	4/18/1979	500	935	3518	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-016	OK	WASHITA	HOFFMAN, DALE	DALE FOLKS	4/18/1979	501	331	3732	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-017	OK	WASHITA	HOFFMAN, DANNY J T	DALE FOLKS	8/6/1980	528	153	7596	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-018	OK	WASHITA	HOFFMAN, TIMMY DARRELL	DALE FOLKS	8/6/1980	528	156	7598	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-019	OK	WASHITA	HOFFMAN, LARRY JAY	DALE FOLKS	8/6/1980	528	159	7600	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-021	OK	WASHITA	MUSICK, JIMMIE AND JUDY AND HOMER MUSICK	CHALFANT, MAGEE & CLIFTON, INC	2/16/1977	463	944	2978	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: NE/4 SE/4
OK3530021-000	OK	WASHITA	PEACE AMERICAN LUTHERAN CHURCH	CHESAPEAKE EXPLORATION LP	6/28/2006	1049	168	I-2006-008720	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: BEGINNING AT THE CORNER STONE OF THE NE/C NE/4, THENCE 33' S, THENCE 33' W FOR A BEGINNING POINT, THENCE 16 RODS S, THENCE 10 RODS W, THENCE 16 RODS N, THENCE 10 RODS E BACK TO POB.

LTD TO 16840'

OK5129382-002	OK	WASHITA	BOESE, ANNEMARIE, TRUSTEE OF BOESE JOINT REV TR	CHESAPEAKE EXPLORATION LP	2/6/2006	1031	95	I-2006-001828	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: E/2 NW4, SE/4, NE/4 LESS 1 ACRE DESCRIBED AS BEGINNING AT THE CORNER STONE OF THE NE/C OF NE/4; THENCE 33' SOUTH; THENCE 33' WEST FOR A BEGINNING POINT; THENCE 16 RODS SOUTH; THENCE 10 RODS WEST; THENCE 16 RODS NORTH; THENCE 10 RODS BACK TO POB.

OK5129382-005	OK	WASHITA	BOESE, LEE ROY TRUSTEE	CHESAPEAKE EXPLORATION LP	4/3/2007	1069	510	I-2007-004784	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: NE/4 LESS 1 ACRE DESCRIBED AS BEGINNING AT CORNERSTONE OF THE NE CORNER OF THE NE/4, THENCE 33 FEET SOUTH, THENCE 33 FEET WEST FOR A BEGINNING POINT, THENCE 16 RODS SOUTH, THENCE 10 RODS WEST, THENCE 16 RODS NORTH, THENCE 10 RODS EAST BACK TO POINT OF BEGINNING CONTAINING 1 ACRE AND E/2 NW/4

OK5129390-001	OK	WASHITA	LITTKE, ALFRED LEE	CHESAPEAKE EXPLORATION LP	2/7/2006	1031	566	I-2006-001994	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4
OK5129390-002	OK	WASHITA	LITTKE, RICHARD DALE	CHESAPEAKE EXPLORATION LP	2/7/2006	1031	418	I-2006-001937	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4 & NW/4 SW/4
OK5129390-003	OK	WASHITA	HENDRICKSON, JUANITA	CHESAPEAKE EXPLORATION LP	2/10/2006	1032	76	I-2006-002192	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4
OK5129390-004	OK	WASHITA	LITTKE, ALVIN DAVID	CHESAPEAKE EXPLORATION LP	2/7/2006	1032	85	1-2006-002195	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129390-005	OK	WASHITA	SCHILBERG, WILLARD DEAN	CHESAPEAKE EXPLORATION LP	2/10/2006	1032	796	I-2006-002461	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4; NW/4 SW/4
OK5129390-006	OK	WASHITA	STEELMAN, BARBARA RUTH	CHESAPEAKE EXPLORATION LP	2/22/2006	1032	793	I-2006-002460	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4; NW/4 SW/4
OK5129390-007	OK	WASHITA	MUSICK, HOMER L	CHESAPEAKE EXPLORATION LP	2/24/2006	1033	291	I-2006-002654	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4
OK5129390-008	OK	WASHITA	MUSICK FARMS, INC	CHESAPEAKE EXPLORATION LP	2/7/2006	1031	560	I-2006-001992	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: E/2 SW/4, NW/4 SW/4, W/2 NW/4 L & E A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF NW/C OF SEC 12; THENCE RUNNING S 160 RODS & A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SEC LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES

OK5129390-009	OK	WASHITA	HUBBARD, DIXON DALE REV LIV TR DTD 2-14-96	CHESAPEAKE EXPLORATION LP	7/17/2006	1060	135	I-2007-001244	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4 A/D/A N/2 SW/4, SE/4 SW/4 LTD TO 16,940'
OK5129390-010	OK	WASHITA	HUBBARD, PATTY J REVOCABLE LIVING TRUST DTD 2/14/96	CHESAPEAKE EXPLORATION LP	7/17/2006	1045	838	I-2006-007453	011N	018W	0012	TOWNSHIP 11 NORTH- RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4 A/D/A N/2 SW/4, SE/4 SW/4 LTD TO 16,940'
OK5129390-012	OK	WASHITA	THOMPSON, BETTY JO	CHESAPEAKE EXPLORATION LP	6/27/2006	1055	215	I-2006-011002	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4 A/D/A N/2 SW/4, SE/4 SW/4 LTD TO 16940'
OK5129390-013	OK	WASHITA	MAXWELL, CYNTHIA JANE	CHESAPEAKE EXPLORATION LP	8/10/2006	1048	100	I-2006-008322	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4 A/D/A N/2 SW/4, SE/4 SW/4
OK5129390-014	OK	WASHITA	GOLDMAN, VIRGINIA B	CHESAPEAKE EXPLORATION LP	8/25/2006	1055	438	I-2006-011093	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 NW/4 L/E A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF THE NW/C OF SECTION 12, THENCE RUNNING S 160 RODS & A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES

OK5129390-015	OK	WASHITA	SHELTON, DARRELL LEE	CHESAPEAKE EXPLORATION LP	8/14/2006	1049	188	I-2006-008725	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 NW/4 L/E A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF THE NW/C OF SECTION 12; THENCE RUNNING S 160 RODS & A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES

OK5129390-016	OK	WASHITA	DAUM, J WILLIAM & CORINNE M LIVING TR DTD 3/4/1997	CHESAPEAKE EXPLORATION LP	8/25/2006	1051	217	I-2006-009482	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 NW/4 LESS AND EXCEPT A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF THE NW/C OF SECTION 12; THENCE RUNNING S 160 RODS AND A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129390-017	OK	WASHITA	APODACA, ROBERT E & SUSAN E	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	231	I-2006-010272	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 OF THE NW/4 L/E A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF THE NW/C OF SECTION 12; THENCE RUNNING S 160 RODS & A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES (W/2 NW/4 LESS A 3 ACRE TRACT)

LTD TO 16,940'

OK5129390-018	OK	WASHITA	SHELTON, ROGER DEAN	CHESAPEAKE EXPLORATION LP	8/14/2006	1054	676	I-2006-010824	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 NW/4, LESS & EXCEPT A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS EAST OF NW/C OF SECTION 12; THENCE RUNNING SOUTH 160 RODS; & A STRIP OF LAND 4 RODS WIDE, WEST 40 RODS, TO SECTION LINE, TO BE USED FOR PUBLIC HIGHWAY. SAID TRACT CONTAINING 3.0 ACRES

OK5129390-019	OK	WASHITA	TERRA ROSA ROYALTY CORP	CHESAPEAKE EXPLORATION LP	3/24/2007	1068	126	I-2007-004269	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4
OK5129390-020	OK	WASHITA	ASARCO OIL & GAS COMPANY INC	CHESAPEAKE EXPLORATION LLC	11/20/2007	1094	813	I-2008-000272	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 NW/4 L/E A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF NW/C OF SEC 12, THENCE RUNNING S 160 RODS, & A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SEC LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES

OK5129410-002	OK	WASHITA	ALDUENDA, GENELL S/P/A GENELL ALUENDA & SAMUEL	CHESAPEAKE EXPLORATION LP	2/13/2006	1032	400	I-2006-002315	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: SW/4 SW/4
OK5129410-003	OK	WASHITA	SANDAVAL, SHERYL	CHESAPEAKE EXPLORATION LP	2/13/2006	1032	403	I-2006-002316	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: SW/4 SW/4
OK5129410-004	OK	WASHITA	MUSICK, SANDRA	CHESAPEAKE EXPLORATION LP	2/13/2006	1037	900	I-2006-004450	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: SW/4 SW/4
OK5129487-001	OK	WASHITA	LEATHERMAN, JEFFERSON F	CHESAPEAKE EXPLORATION LP	4/5/2006	1037	174	I-2006-004208	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2NW/4; LESS AND EXCEPT A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS EAST OF THE NORTHWEST CORNER OF SECTION 12; THENCE RUNNING SOUTH 160 RODS AND A STRIP OF LAND 4 RODS WIDE, WEST 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES

OK5129487-002	OK	WASHITA	RIALTO OIL & GAS CORPORATION	CHESAPEAKE EXPLORATION LLC	9/26/2007	1085	401	I-2007-010446	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: WEST HALF OF THE NORTHWEST QUARTER LESS AND EXCEPT A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS EAST OF THE NORTHWEST CORNER OF SECTION 12, THENCE RUNNING SOUTH 160 RODS, AND A STRIP OF LAND 4 RODS WIDE, WEST 40 RODS TO SECTION TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3.00 ACRES (W/2 NW/4 LESS A 3.00 ACRE TRACT)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129487-003	OK	WASHITA	RIALTO PRODUCTION COMPANY	CHESAPEAKE EXPLORATION LLC	9/26/2007	1085	399	I-2007-010445	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: WEST HALF OF THE NORTHWEST QUARTER LESS AND EXCEPT A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS EAST OF THE NORTHWEST CORNER OF SECTION 12, THENCE RUNNING SOUTH 160 RODS, AND A STRIP OF LAND 4 RODS WIDE, WEST 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3.00 ACRES (W/2 NW/4 LESS A 3.00 ACRE TRACT)

OK5129487-004	OK	WASHITA	HAMM, JR, FLOYD D	CHESAPEAKE EXPLORATION LLC	8/31/2007	1082	1	I-2007-009219	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 NW/4 L/E A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF THE NW/C OF SEC 12, THENCE RUNNING S 160 RODS AND A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HWY

OK9270198-001	OK	WASHITA	OCC #546856/CD #200706650	COI/CELLC	11/20/2007				011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: ALL, LIMITED TO THE MISSOURIAN GRANITE WASH & DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY
OK3530299-001	OK	WASHITA	CLUCK, DELANO & BARBARA	NORWICH PETROLEUM CORPORATION	2/28/2007	1065	783	I-2007-003373	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK3530299-002	OK	WASHITA	SUNSHINE EXPLORATION COMPANY	NORWICH PETROLEUM CORPORATION	3/6/2007	1065	785	I-2007-003374	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17,200'
OK3530299-003	OK	WASHITA	JOHNSON, GEORGE S	NORWICH PETROLEUM CORPORATION	3/6/2007	1065	788	I-2007-003374	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17,200'
OK3530299-004	OK	WASHITA	PETTY, RAY B TRUST AGREEMENT DTD 4/10/1991	CHESAPEAKE EXPLORATION LP	7/31/2006	1089	135	I-2007-011750	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17,200'
OK5129413-001	OK	WASHITA	WILLIAMS, E A	CHESAPEAKE EXPLORATION LP	2/13/2006	1032	87	1-2006-002196	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-002	OK	WASHITA	HALE, SHERRY G & DAVID R	CHESAPEAKE EXPLORATION LP	3/1/2006	1032	805	I-2006-002464	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-003	OK	WASHITA	NICKEL, VICKI	CHESAPEAKE EXPLORATION LP	2/22/2006	1032	389	I-2006-002311	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-004	OK	WASHITA	BUIE, KAY	CHESAPEAKE EXPLORATION LP	3/1/2006	1032	783	I-2006-002455	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-005	OK	WASHITA	MARY E KERSHAW TRUST DTD 5/26/93	CHESAPEAKE EXPLORATION LP	4/6/2006	1036	689	I-2006-003991	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17200'
OK5129413-006	OK	WASHITA	KERSHAW, LAURA JEAN TRUST DATED 07-12-96	CHESAPEAKE EXPLORATION LP	4/6/2006	1037	180	I-2006-004211	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17200'
OK5129413-007	OK	WASHITA	MOORE, EDDIE L TRUST DATED 8/17/1987	CHESAPEAKE EXPLORATION LP	5/2/2006	1038	222	I-2006-004590	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-008	OK	WASHITA	LAU, DALE M & BOBBIE D	CHESAPEAKE EXPLORATION LP	5/8/2006	1039	291	I-2006-005009	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129413-009	OK	WASHITA	SNIDER, CECIL LEON & FLORA JEAN THE TRUST AGREEMENT OF	CHESAPEAKE EXPLORATION LP	5/8/2006	1040	213	I-2006-005365	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-012	OK	WASHITA	HOCH, CAROL A & DON	CHESAPEAKE EXPLORATION LP	6/21/2006	1044	544	I-2006-006933	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17200'
OK5129413-013	OK	WASHITA	BASINGER JR, A E	CHESAPEAKE EXPLORATION LP	5/2/2006	1040	1011	I-2006-005659	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-015	OK	WASHITA	LAU, BERNEICE	CHESAPEAKE EXPLORATION LLC	9/19/2007	1087	332	I-2007-011099	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-016	OK	WASHITA	LAU, JUANITA C	CHESAPEAKE EXPLORATION LLC	9/19/2007	1087	334	I-2007-011100	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-017	OK	WASHITA	RIALTO OIL & GAS CORPORATION	CHESAPEAKE EXPLORATION LLC	9/26/2007	1085	397	I-2007-010444	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-018	OK	WASHITA	NIGHTENGALE, LARRY D & MELBA JEAN	CHESAPEAKE EXPLORATION LLC	8/23/2007	1080	760		011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17,200'
OK5129413-019	OK	WASHITA	LAU, ROCKY, HEIR OF EUGENE LAU, DECEASED	CHESAPEAKE EXPLORATION LLC	9/19/2007	1084	456	I-2007-010100	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-020	OK	WASHITA	ASARCO OIL & GAS COMPANY, INC	CHESAPEAKE EXPLORATION LLC	10/5/2007	1089	138	I-2007-011751	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-021	OK	WASHITA	RIALTO PRODUCTION COMPANY	CHESAPEAKE EXPLORATION LLC	10/12/2007	1089	140	I-2007-011752	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-022	OK	WASHITA	HAMM, FLOYD D, JR	CHESAPEAKE EXPL LIMITED PART	8/28/2007	1082	3	I-2007-009220	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129414-001	OK	WASHITA	WISE, DONALD G & PATRICIA G, JOINT TENENTS	CHESAPEAKE EXPLORATION LP	2/13/2006	1032	73	I-2006-002191	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: E/2
OK5129414-002	OK	WASHITA	WISE, PHILLIP C & PAMELA S	CHESAPEAKE EXPLORATION LP	2/15/2006	1032	82	I-2006-002194	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: E/2
OK5129414-003	OK	WASHITA	ST/OK - CS- 25660	CHESAPEAKE EXPLORATION LP	7/21/2006	1047	654	I-2006-008171	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NE/4 LTD TO DES MOINES GRANITE WAS FM
OK5129414-004	OK	WASHITA	ST/OK - CS- 25661	CHESAPEAKE EXPLORATION LP	7/21/2006	1047	657	I-2006-008172	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SE/4 LTD TO DES MOINES GRANITE WAS FM
OK5129414-005	OK	WASHITA	BB ROYALTY PARTNERSHIP	CHESAPEAKE EXPLORATION LLC	9/27/2007	1090	617	I-2007-012330	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: E/2 LTD TO 17,200'
OK5129431-001	OK	WASHITA	BOSE, EDWARD JR REV LIVING TRUST DTD 2/5/96	CHESAPEAKE EXPLORATION LP	2/17/2006	1033	305	I-2006-002659	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-002	OK	WASHITA	BOSE, ERNESTINE REV LIVING TRUST DTD 2/5/96	CHESAPEAKE EXPLORATION LP	2/17/2006	1033	764	I-2006-002869	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-003	OK	WASHITA	BOSE, BRYAN	CHESAPEAKE EXPLORATION LP	2/17/2006	1033	302	I-2006-002658	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-004	OK	WASHITA	GROSSMAN, EMMET R	CHESAPEAKE EXPLORATION LP	4/4/2006	1036	692	I-2006-003992	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-005	OK	WASHITA	GROSSMAN, JOSEPH PAUL	CHESAPEAKE EXPLORATION LP	4/13/2006	1037	187	I-2006-004214	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129431-006	OK	WASHITA	GIBBS, LORI A, FORMERLY LORI GROSSMAN & GARRY	CHESAPEAKE EXPLORATION LP	4/20/2006	1037	893	I-2006-004447	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-007	OK	WASHITA	CUMMINGS, JANET M & GARY	CHESAPEAKE EXPLORATION LP	4/20/2006	1037	898	I-2006-004449	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-008	OK	WASHITA	GROSSMAN, MARK A	CHESAPEAKE EXPLORATION LP	4/20/2006	1038	232	I-2006-004594	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-009	OK	WASHITA	GROSSMAN, DENNIS L	CHESAPEAKE EXPLORATION LP	4/20/2006	1039	280	I-2006-005004	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-010	OK	WASHITA	GROSSMAN, DONNA S	CHESAPEAKE EXPLORATION LP	4/20/2006	1039	282	I-2006-005005	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-011	OK	WASHITA	GROSSMAN, JAMES A	CHESAPEAKE EXPLORATION LP	4/20/2006	1040	1022	I-2006-005663	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK9270199-001	OK	WASHITA	OCC #546032/CD #200706379	COI/CELLC	10/31/2007				011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: ALL, LIMITED TO THE VIRGILIAN, MISSOURIAN GRANITE WASH & DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY
A00289-13353	OK	WASHITA	AMEN , VERBA L & JOSEPH FRED	J COOPER WEST	3/7/1980	518	804		011N	018W	0015	N/2 SE/4 & SE/4 NE/4 Sec. 15-11N-18W LIMITED TO THE OGLE 1-15 WELLBORE
A00289-2355	OK	WASHITA	GILMORE, GLADYS, ALSO AS GLADYS E GILMORE	J J WRIGHT	12/8/1971	397	531		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: NE/4, N/2 SE/4
A00289-2356	OK	WASHITA	PARKER, LELA MAY A/K/A LELA MOSBURG & RUSSELL	J J WRIGHT	12/11/1971	397	523		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: NE/4, N/2 SE/4
A00290-2357	OK	WASHITA	OGLE, LEONARD A	HARVEY E WHITE	6/1/1973	425	404		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: NW/4
A00290-2358	OK	WASHITA	HODGES, C V	C M FLEETWOOD	5/26/1971	403	327		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: NW/4
A00291-2359	OK	WASHITA	JUDY, CLARENCE C & NINA I	ROBERT W MOORE	1/27/1977	460	5		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: S/2 SE/4, E 5/8 SE/4 SW/4
A00292-2360	OK	WASHITA	JUDY, W L & EARL E JUDY	ROBERT W MOORE	1/27/1977	460	7		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: N/2 SW/4, SW/4 SW/4, WEST 3/8 SE/4 SW/4
A00293-2361	OK	WASHITA	LITTLETON, A L	H W COLLIER	2/14/1980	515	296		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: N/2 SE/4, SE/4 NE/4
A00293-2362	OK	WASHITA	MADDOX, TROY F	FOLSOM & ASSOCIATES, INC	1/9/1978	477	956		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: NE/4, N/2 SE/4
A00293-2363	OK	WASHITA	WEAVER, ELLIS S & BRONNIE LOUISE	J COOPER WEST	3/16/1971	407	477		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: NE/4, N/2 SE/4
A00294-2364	OK	WASHITA	OCC #182191/CD #74069	ANSON CORPORATION	1/12/1981				011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: ALL, LTD TO THE MISSOURIAN GRANITE WASH, DES MOINES GRANITE WASH, SKINNER, RED FORK, ATOKA, MORROW & SPRINGER COMMON SOURCES OF SUPPLY
OK5128496-008	OK	WASHITA	MCCOY, MARCIA M, F/K/A BURTON	CHESAPEAKE EXPLORATION LLC	11/20/2007	1097	659	I-2008-001272	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4
OK5128496-009	OK	WASHITA	BARCK, JEAN H, F/K/ A BURTON	CHESAPEAKE EXPLORATION LLC	11/20/2007	1097	648	I-2008-001268	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4
OK5128496-010	OK	WASHITA	WALCH, JANET ADELE	CHESAPEAKE EXPLORATION LLC	11/20/2007	1097	668	I-2008-001275	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4
OK5128496-011	OK	WASHITA	HARDER, LINDA MARIE	CHESAPEAKE EXPLORATION LLC	11/20/2007	1097	915	I-2008-001348	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128496-012	OK	WASHITA	GASTINEAU, SUE CAROL, UHLES, JEANETTE, CO- TRUSTEES	CHESAPEAKE EXPLORATION LLC	11/2/2009	1153	263	I-2009-008580	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4 LTD TO SURFACE TO BLW S.E. OF DES MOINES GRANITE WASH
OK5128496-013	OK	WASHITA	MC MINERAL COMPANY, LLC	CHESAPEAKE EXPLORATION, LLC	4/1/2010	1185	915	I-2010-009576	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4, SE/4, NW/4, SE/4 SW/4
OK5128755-019	OK	WASHITA	BIZZELL, MURPHY GAIL & ELIZABETH	CHESAPEAKE EXPLORATION LLC	10/17/2007	1090	80	I-2007-012132	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4, SE/4 SW/4
OK5128755-020	OK	WASHITA	BIZZELL, GARY GERALD & NANCY	CHESAPEAKE EXPLORATION LLC	10/17/2007	1090	78	I-2007-012131	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4, SE/4 SW/4
OK5128755-021	OK	WASHITA	HOFFMAN, NANCY ELLEN	CHESAPEAKE EXPLORATION LLC	10/20/2007	1092	267	I-2007-012817	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 SW/4, SE/4
OK5128755-022	OK	WASHITA	HOFFMAN JR, BILLY JOE	CHESAPEAKE EXPLORATION LLC	10/20/2007	1092	265	I-2007-012816	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 SW/4, SE/4
OK5128755-023	OK	WASHITA	KIRK, M STUART & CAROLYN S	CHESAPEAKE EXPLORATION LLC	10/29/2007	1094	419	I-2008-000134	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4
OK5128755-024	OK	WASHITA	CULP, JANE	CHESAPEAKE EXPLORATION LLC	10/20/2007	1095	574	I-2008-000513	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 SW/4, SE/4
OK5128755-025	OK	WASHITA	PHILLIPS FAMILY TRUST U/T/A DATED OCTOBER 1, 1999	CHESAPEAKE EXPLORATION LLC	11/14/2007	1099	525	I-2008-001934	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 SW/4, SE/4 LTD TO 100' BELOW S. E. OF DES MOINES GRANITE WASH (17,260')
OK5128755-026	OK	WASHITA	BANKS, RONALD J & PAULA	CHESAPEAKE EXPLORATION LLC	2/20/2008	1106	314	I-2008-004232	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4
OK5128755-027	OK	WASHITA	O'HARA, LINDA	CHESAPEAKE EXPLORATION LLC	2/20/2008	1105	836	I-2008-004053	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 SW/4, SE/4
OK5128755-028	OK	WASHITA	BIZZELL, ROBERT M	CHESAPEAKE EXPLORATION LLC	2/20/2008	1105	402	I-2008-003878	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 SW/4, SE/4
OK5128755-029	OK	WASHITA	KIRK, M STUART REVOCABLE TRUST DTD 3/16/85	CHESAPEAKE EXPLORATION LLC	7/16/2008	1118	484	I-2008-008594	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4
OK5128755-030	OK	WASHITA	WALTERS, WAYNE A & SHAWN S '08 OIL & GAS REV LIV TR	CHESAPEAKE EXPLORATION LLC	4/14/2009	1136	935	I-2009-003047	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 LTD TO 17,260'
OK5128755-032	OK	WASHITA	RAY, CHARLES D	CHESAPEAKE EXPLORATION LLC	7/16/2008	1117	637	I-2008-008325	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4
OK5129560-000	OK	WASHITA	CARTMILL, MARY RUTH LIVING TRUST DTD 6/26/07	CHESAPEAKE EXPLORATION LLC	8/31/2007	1092	207		011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NW/4 LTD TO 17,260'
OK5129560-006	OK	WASHITA	MCCARNACK, ELAINE FAMILY TRUST DTD 7/01/98	CHESAPEAKE EXPLORATION LLC	8/14/2007	1087	225	I-2007-011059	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NW/4, NE/4 SW/4 LTD TO 17,260'
OK5129560-008	OK	WASHITA	HALL, SHARON ANN & LARRY	CHESAPEAKE EXPLORATION LLC	10/26/2007	1096	142	I-2008-000706	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4 NW/4, W/2 NW/4, SE/4 NW/4 LTD TO 100' BELOW S.E. OF DES MOINES GRANITE WASH (17,260')
OK5129560-009	OK	WASHITA	MCNATT, EDNA LAUREL LIVING TRUST, SHARON ANN HALL, TRST	CHESAPEAKE EXPLORATION LLC	10/26/2007	1096	145	I-2008-000707	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4 NW/4, W/2 NW/4, SE/4 NW/4 LTD TO 100' BELOW S. E. DES MOINES GRANITE WASH (17,260')

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129560-010	OK	WASHITA	MCNATT, J R LIVING TRUST, SHARON ANN HALL, TRST	CHESAPEAKE EXPLORATION LLC	10/26/2007	1096	148	I-2008-000708	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4 NW/4, W/2 NW/4, SE/4 NW/4 LTD TO 100' BELOW S. E. DES MOINES GRANITE WASH (17,260')
OK5129560-011	OK	WASHITA	PENTEX EXPLORATION & PRODUCING, INC	CHESAPEAKE EXPLORATION LLC	4/23/2008	1108	151	I-2008-004952	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NW/4 SURFACE TO 100' BLW S.E. DES MOINES FM (17,260')
OK9270011-000	OK	WASHITA	CARTMILL, EARL GLENN LIVING TRUST DTD 6-26-07	CHESAPEAKE EXPLORATION LLC	8/31/2007	1083	843	I-2007-009853	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NW/4 SW/4 LTD TO 17,260'
OK9270033-000	OK	WASHITA	OCC #571423/CD #200903176	COI-CELLC	11/9/2009	1173	735	I-2010-005613	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: ALL LTD TO WOLFCAMPIAN, VIRGILIAN, MISSOURIAN GRANITE WASH, AND DES MOINES GRANITE WASH
OK3530085-001	OK	WASHITA	MELVIN, MARK A/K/A JOHN MARK MELVIN	CHESAPEAKE EXPLORATION LLC	8/3/2007	1083	884	I-2007-009867	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: N/2
OK3530085-002	OK	WASHITA	AKRIDGE, PATSY CARLENE	CHESAPEAKE EXPLORATION LLC	8/6/2007	1087	228	I-2007-011060	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: N/2
OK3530085-003	OK	WASHITA	MELVIN, EDITH, A/K/A EDITH MARGARET	CHESAPEAKE EXPLORATION LLC	8/3/2007	1087	223	I-2007-011058	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: N/2
OK3530085-004	OK	WASHITA	MELVIN, JOHN E & FANCHON N REV LIVING TR	CHESAPEAKE EXPLORATION LLC	8/6/2007	1087	242	I-2007-011065	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: N/2
OK3530085-005	OK	WASHITA	ROMANS, MELANIE ANN	CHESAPEAKE EXPLORATION LLC	8/6/2007	1085	276	I-2007-010402	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: N/2
OK3530085-006	OK	WASHITA	ROMANS, RENAE DAWN	CHESAPEAKE EXPLORATION LLC	8/3/2007	1085	268	I-2007-010399	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: N/2
OK3530085-007	OK	WASHITA	ST/OK - CLO UV- 1530	CHESAPEAKE EXPLORATION LLC	11/27/2007	1112	111	I-2008-006419	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: NE/4 (1/2 M.R.) LTD TO DES MOINES GRANITE WASH
OK5127851-017	OK	WASHITA	BUTCHER, JOAN ELAINE	CHESAPEAKE EXPLORATION LLC	2/1/2008	1104	72	I-2008-003376	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4 SURFACE TO 100' BLW S.E. DES MOINES GRANITE WASH FM (17,020')
OK5128751-015	OK	WASHITA	MAP2004-OK	CHESAPEAKE EXPLORATION LLC	11/14/2007	1092	591	I-2007-012927	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3,4, E/2 SW/4 A/D/A SW/4
OK5128751-016	OK	WASHITA	MURRAY, DARRYL J	CHESAPEAKE EXPLORATION LLC	2/1/2008	1101	912	I-2008-002599	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4 SURFACE TO DES MOINES GRANIT WASH FM (17,020')
OK5128751-017	OK	WASHITA	FLESHMAN AGENCY INC	FLESHMAN AGENCY INC	1/14/2008	1096	15	I-2008-000654	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3, 4, E/2 SW/4
OK5129624-002	OK	WASHITA	MCNATT, EDNA LAUREL LIVING TRUST	CHESAPEAKE EXPLORATION LP	12/27/2006	1062	493	I-2007-002109	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4 LTD TO 12,280'
OK5129624-003	OK	WASHITA	MCNATT, J R REVOCABLE TRUST AGREEMENT DTD 5/20/1996	CHESAPEAKE EXPLORATION LP	12/27/2006	1062	490	I-2007-002108	011N	018W	0018	TOWNSHIHP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4 LTD TO 12,280'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129624-004	OK	WASHITA	HOHNKE, LEO FRANCIS	CHESAPEAKE EXPLORATION LLC	11/6/2007	1092	210	I-2007-012793	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4 LTD TO 100' BELOW S.E. OF DES MOINES GRANITE WASH (17,020')
OK5129624-005	OK	WASHITA	SEARLE, JACK B & TAMARA D	CHESAPEAKE EXPLORATION LLC	2/14/2008	1102	914	I-2008-002939	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4 SURFACE TO DES MOINES GRANIT WASH FM (17,020')
OK5129624-007	OK	WASHITA	BIZZELL, GARY	WARD PETROLEUM CORPORATION	11/21/2006	1055	994	I-2008-011273	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4
OK5129624-008	OK	WASHITA	BIZZELL, GAIL	WARD PETROLEUM CORPORATION	11/21/2006	1055	993	I-2008-011272	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4
OK9270010-001	OK	WASHITA	HOFFMAN JR, BILLY JOE	CHESAPEAKE EXPLORATION LLC	10/25/2007	1092	263	I-2007-012815	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4, LOTS 3, 4 (A/D/A W/2 SW/4)
OK9270010-002	OK	WASHITA	HOFFMAN, NANCY ELLEN	CHESAPEAKE EXPLORATION LLC	10/25/2007	1092	259	I-2007-012813	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4, LOT 3 (39.56 ACS), LOT 4 (39.80 ACS) A/D/A W/2 SW/4
OK9270010-003	OK	WASHITA	MUNO, GAIL F	CHESAPEAKE EXPLORATION LLC	10/20/2007	1095	570	I-2008-000511	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3, 4 (A/D/A W/2 SW/4), E/2 SW/4
OK9270010-004	OK	WASHITA	OGI, INC	CHESAPEAKE EXPLORATION LLC	11/6/2007	1092	213	I-2007-012794	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4, LOT 3 (39.56 ACS), LOT 4 (39.80 ACS) A/D/A W/2 SW/4 LTD TO 100' BELOW S.E. OF DES MOINES GRANITE WASH (17,020')
OK9270010-005	OK	WASHITA	HOFFMAN, GARY P	CHESAPEAKE EXPLORATION LLC	11/5/2007	1092	216		011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4, LOT 3 (39.56 ACRES), LOT 4 (39.80 ACRES) A/D/A W/2 SW/4 LTD TO 100' BELOW S.E. OF DES MOINES GRANITE WASH (17,020')
OK9270010-006	OK	WASHITA	HOLDER, JUNE	CHESAPEAKE EXPLORATION LLC	10/20/2007	1093	382	I-2007-013182	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4, LOTS 3, 4, A/D/A W/2 SW/4 LTD TO 17,020'
OK9270010-007	OK	WASHITA	DELFELD, SHARON S	CHESAPEAKE EXPLORATION LLC	10/20/2007	1097	917	I-2008-001349	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4, LOT 3 (39.56 AC), LOT 4 (39.8 AC) A/D/A W/2 SW/4
OK9270010-008	OK	WASHITA	CULP, JANE	CHESAPEAKE EXPLORATION LLC	10/25/2007	1094	421	I-2008-000135	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3, 4 (A/D/A W/2 SW/4), E/2 SW/4
OK9270010-010	OK	WASHITA	JORDAN, DEANNA	CHESAPEAKE EXPLORATION LLC	7/2/2008	1116	845	I-2008-008067	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4
OK9270010-011	OK	WASHITA	PHIFER, MARY G	CHESAPEAKE EXPLORATION LLC	7/2/2008	1116	429	I-2008-007930	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4
OK9270010-012	OK	WASHITA	BURCH, NELDA	CHESAPEAKE EXPLORATION LLC	7/1/2008	1116	830	I-2008-008061	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4
OK9270010-013	OK	WASHITA	LOGAN, SHERRY	CHESAPEAKE EXPLORATION LLC	7/1/2008	1116	827	I-2008-008060	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4
OK9270010-014	OK	WASHITA	WILSON, MANDY	CHESAPEAKE EXPLORATION LLC	7/2/2008	1116	833	I-2008-008062	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4
OK9270010-015	OK	WASHITA	HOFFMAN, HERSHEL L A/K/A HIRSHEL L HOFFMAN	CHESAPEAKE EXPLORATION LLC	7/9/2008	1117	282	I-2008-008199	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270010-017	OK	WASHITA	ABERDEEN INVESTMENTS, LLC	CHESAPEAKE EXPLORATION LLC	10/7/2008	1124	56	I-2008-010687	011N	018W	0018	TOWNSHIP 11NORTH - RANGE 18 WEST SECTION 18: LOT 3, 4, E/2 SW/4
OK9270010-018	OK	WASHITA	BAGGETT, CANDACE A/K/ A CANDY BAGGETT	CHESAPEAKE EXPLORATION LLC	7/8/2008	1125	249	I-2008-011083	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4
OK9270010-019	OK	WASHITA	HOFFMAN, CHARLES G	WARD PETROLEUM CORPORATION	9/13/2005	1020	275	I-2005-006806	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-020	OK	WASHITA	HOFFMAN, BOBBY DOUGLAS	WARD PETROLEUM CORPORATION	9/20/2005	1020	667	1-2005-007105	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-021	OK	WASHITA	WEDEKING, ESTA MAE	WARD PETROLEUM CORPORATION	9/27/2005	1021	631	I-2005-007393	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-023	OK	WASHITA	WHITAKER, GERALD	WARD PETROLEUM CORPORATION	10/17/2008	1127	170	I-2008-011818	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4
OK9270010-024	OK	WASHITA	BLAGOWSKY, RONNY R	WARD PETROLEUM CORPORATION	10/17/2008	1153	459	I-2009-008638	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-025	OK	WASHITA	ADKINS, DEBRA	WARD PETROLEUM CORPORATION	10/17/2008	1127	169	I-2008-011817	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-026	OK	WASHITA	BLAGOWSKY, ERIKA L	WARD PETROLEUM CORPORATION	10/17/2008	1125	275	I-2008-011095	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-027	OK	WASHITA	BLAGOWSKY, RAYMOND	WARD PETROLEUM CORPORATION	10/17/2008	1125	274	I-2008-011094	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-028	OK	WASHITA	BROWN, CHAD	WARD PETROLEUM CORPORATION	12/10/2008	1130	461	I-2009-00969	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-029	OK	WASHITA	BROWN, DILLON	WARD PETROLEUM CORPORATION	12/10/2008	1130	460	I-2009-000968	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-030	OK	WASHITA	BROWN, JEREMY	WARD PETROLEUM CORPORATION	12/10/2008	1130	463	I-2009-000971	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-032	OK	WASHITA	HUTSON, JOHN G	CHESAPEAKE EXPLORATION LLC	10/20/2006	1054	994	I-2006-010900	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4
OK9270010-033	OK	WASHITA	OCC #561120/CD #200806746	COI-CELLC	10/21/2008			UNRECORDED	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: ALL, LIMITED TO THE WOLFCAMPIAN, VIRGILIAN, MISSOURIAN GRANITE WASH AND DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY
OK9270010-034	OK	WASHITA	BROWN, DAVID	WARD PETROLEUM CORPORATION	12/10/2008	1130	462	I-2009-00970	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOT 3 (39.56 ACRES), LOT 4 (39.80 ACRES) AND E/2 SW/4, ALL COLLECTIVELY DESCRIBED AS SW/4
A00355-13421	OK	WASHITA	KERR - MCGEE CORPORATION	ANSON PRODUCTION CORPORATION FORMERLY D/	10/25/1996	845	1079		011N	018W	0019	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 19: N2NW
A00355-2986	OK	WASHITA	MURRAY, IRA L & JESSIE IRENE	B B LONG	2/16/1979	500	994		011N	018W	0019	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 19: LOTS 1, 2, 3, & 4, & E2W2
A02484-3087	OK	WASHITA	DUGGER, A W, ET UX	AN - SON CORPORATION	5/2/1984	652	783		011N	018W	0019	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 19: SE
A02484-3088	OK	WASHITA	INEZ LEAVELL REVOCABLE TRUST	BLACK HAWK OIL & GAS	4/30/1981	554	28		011N	018W	0019	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 19: SE/4
A02484-3089	OK	WASHITA	DUGGER , STANLEY	BLACK HAWK OIL & GAS	5/2/1981	556	494		011N	018W	0019	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 19: SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
A02484-3090	OK	WASHITA	DUGGER , CLIFTON C	BLACK HAWK OIL & GAS	6/4/1981	556	559		011N	018W	0019	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 19: SE/4
A02539-3095	OK	WASHITA	OCC #262129/CD #115039	AN - SON CORPORATION	6/11/1984	840	672		011N	018W	0019	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 19: ALL
OK5128719-009	OK	WASHITA	SMITH, NAOMI P REV TR DTD 4/1/99, PATRICIA ANN TURNER, TRST	CHESAPEAKE EXPLORATION LLC	11/5/2007	1091	844	I-2007-012628	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SE/4
OK5128719-010	OK	WASHITA	TIDWELL, DONOVAN D & VELDA J INDV & TRST	CHESAPEAKE EXPLORATION LLC	11/11/2007	1094	425	I-2008-000137	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5128719-011	OK	WASHITA	KARBER, DEBRA DEANN A/K/A DEBBIE D & LIONEL G KARBER	CHESAPEAKE EXPLORATION LLC	11/28/2007	1095	717	I-2008-000560	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: S/2 LTD TO 100' BELOW S.E. OF DES MOINES FM (17,216')
OK5128719-014	OK	WASHITA	NIX, JIM M	CHESAPEAKE EXPLORATION LLC	5/13/2009	1138	739	I-2009-003488	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5128719-015	OK	WASHITA	GUNTER, DEBORAH J, F/ K/A DEBORAH BURKS	CHESAPEAKE EXPLORATION LLC	7/24/2009	1145	925	I-2009-006147	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5128719-016	OK	WASHITA	BUCHANAN, MARTIN L	CHESAPEAKE EXPLORATION LLC	11/3/2009	1153	260	I-2009-008579	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5128719-017	OK	WASHITA	TOMLINSON MINERALS JOINT VENTURE	CHESAPEAKE EXPLORATION LLC	11/19/2009	1156	760	I-2009-009762	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5128719-018	OK	WASHITA	TOMLINSON MINERALS JOINT VENTURE NO 2	CHESAPEAKE EXPLORATION LLC	11/19/2009	1156	758	I-2009-009761	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5128719-019	OK	WASHITA	EL DORADO TRUST, JOHN COMEGYS, TRUSTEE	CHESAPEAKE EXPLORATION LLC	3/31/2010	1190	106	I-2010-011088	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5129558-013	OK	WASHITA	PURYEAR, KAREN & TOM	CHESAPEAKE EXPLORATION LLC	10/20/2007	1094	427	I-2008-000138	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: NE/4, NE/4 NW/4, SW/4 NW/4 LTD TO 17,216'
OK5129558-014	OK	WASHITA	REED, PAMELA & ROGER	CHESAPEAKE EXPLORATION LLC	10/20/2007	1093	386	I-2007-013183	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: NE/4, NE/4 NW/4, SW/4 NW/4 LTD TO 17,216'
OK5129558-015	OK	WASHITA	JOLIFF, FRED	CHESAPEAKE EXPLORATION LLC	10/29/2007	1094	423	I-2008-000136	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: NE/4
OK5129558-016	OK	WASHITA	DICKERSON, FORREST A & NETA F TRUST U/T/A LTD	CHESAPEAKE EXPLORATION LLC	10/20/2007	1095	583	I-2008-000517	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: NE/4, NE/4 NW/4, SW/4 NW/4 LTD TO 17,216'
OK5129558-017	OK	WASHITA	MCNATT, J R REV TR U/A/D 5- 20-96, SHARON ANN HALL, S/ TRST	CHESAPEAKE EXPLORATION LLC	11/18/2007	1094	646	I-2008-000214	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4 LTD TO 100' BELOW S.E. OF DES MOINES FM (17,216')
OK5129558-018	OK	WASHITA	MOORE, DEBORAH & T B	CHESAPEAKE EXPLORATION LLC	10/20/2007	1103	591	I-2008-003185	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: NE/4, NE/4 NW/4, SW/4 NW/4 LTD TO 17,216'
OK5129558-019	OK	WASHITA	KNIGHT, MARY SUE & FRANK JR	CHESAPEAKE EXPLORATION LLC	11/20/2007	1097	296	I-2008-001143	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SE/4 NW/4, SW/4 NW/4
OK5129558-020	OK	WASHITA	PHILLIPS FAMILY TR U/T/ A DTD 10-1-99	CHESAPEAKE EXPLORATION LLC	11/14/2007	1099	528	I-2008-001935	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4 LTD TO 100' BELOW S.E. OF DES MOINES FM (17,216')
OK5129558-021	OK	WASHITA	AUSTIN, GLEN EDWARD FAMILY TRUST DATED 9/19/91	CHESAPEAKE EXPLORATION LLC	10/20/2007	1095	714	I-2008-000559	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: NE/4, NE/4 NW/4 LTD TO 17,216'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129558-022	OK	WASHITA	SEARLE, JACK B & TAMARA D	CHESAPEAKE EXPLORATION LLC	2/14/2008	1102	917	I-2008-002940	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,216')
OK5129558-023	OK	WASHITA	OHARA, LINDA	CHESAPEAKE EXPLORATION LLC	7/18/2008	1118	486	I2008 008595	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-024	OK	WASHITA	HOFFMAN JR, BILLY JOE & REBECCA	CHESAPEAKE EXPLORATION LLC	7/13/2008	1116	391	I-2008-007917	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-025	OK	WASHITA	BIZZELL, ROBERT	CHESAPEAKE EXPLORATION LLC	7/18/2008	1116	423	I-2008-007928	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-026	OK	WASHITA	HOFFMAN, NANCY ELLEN	CHESAPEAKE EXPLORATION LLC	7/13/2008	1118	73	I-2008-008471	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-027	OK	WASHITA	CULP, JANE & MITCHELL	CHESAPEAKE EXPLORATION LLC	7/13/2008	1120	44	I-2008-009167	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-032	OK	WASHITA	BIZZELL, GAIL	CHESAPEAKE EXPLORATION LLC	7/27/2009	1145	921	I-2009-006144	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-033	OK	WASHITA	AUSTIN MINERAL INTERESTS, LLC	CHESAPEAKE EXPLORATION LLC	12/21/2009	1159	7	I-2010-000555	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-034	OK	WASHITA	CEKOSKY, MIKE	CHESAPEAKE EXPLORATION LLC	4/15/2010	1167	642	I-2010-003552	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-035	OK	WASHITA	CEKOSKY, ROBERT ANTHONY AKA BOB CEKOSKY	CHESAPEAKE EXPLORATION LLC	4/25/2010	1167	645	I-2010-003553	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5990067-000	OK	WASHITA	OCC #201000652/CD #575976	COI & CELLC, APPLICANTS	6/8/2010				011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: ALL, LIMITED TO THE VIRGILIAN, MISSOURAIN AND DES MOINES COMMON SOURCES OF SUPPLY
OK5128511-022	OK	WASHITA	WALTERS, WAYNE A & SHAWN S 2008 OIL & GAS REV LVG TR	CHESAPEAKE EXPLORATION LLC	12/18/2009	1159	303	I-2010-000657	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NW/4
OK5128511-023	OK	WASHITA	KIRK, DAVID W	CHESAPEAKE EXPLORATION LLC	8/20/2010	1182	790	I-2010-008546	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NW/4
OK5128511-024	OK	WASHITA	COPE, WADE	CHESAPEAKE EXPLORATION LLC	9/3/2010	1182	798	I-2010-008548	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NE/4
OK5128511-025	OK	WASHITA	COPE, MAX G REV TR, DTD 08/13/03, MAX & BETH COPE, TRUSTEES	CHESAPEAKE EXPLORATION LLC	8/31/2010	1186	872	I-2010-009950	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NE/4
OK5128511-026	OK	WASHITA	THE UNITED METHODIST RETIREMENT & HEALTH CARE CENTER, INC	CHESAPEAKE EXPLORATION LLC	1/17/2011	1198	261	I-2011-002958	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NE/4
OK5128511-027	OK	WASHITA	BIZZELL, SUZANNE REVOCABLE TRUST, DATED 11/14/98	CHESAPEAKE EXPLORATION LLC	12/6/2010	1190	877	I-2011-000086	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NW/4
OK5128511-028	OK	WASHITA	OGI INC BY JACK B SEARLE, PRESIDENT	CHESAPEAKE EXPLORATION, LLC	2/9/2011	1199	292	I-2011-003280	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NE/4
OK9270045-002	OK	WASHITA	WESNER, SCOTT	DAVID S THOMPSON & ASSOCIATES	10/16/2007	1088	223	I-2007-011436	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: SW/4
OK9270045-003	OK	WASHITA	POLLARD, SANDRA JOAN AND RONALD	CHESAPEAKE EXPLORATION, LLC	10/12/2010	1188	794	I-2010-010583	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: SW/4
OK9270045-004	OK	WASHITA	RIALTO PRODUCTION COMPANY	CHESAPEAKE EXPLORATION LLC	1/18/2011	1193	857	I-2011-001047	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NW/4, SW/4
OK9270745-003	OK	WASHITA	RILEY, FRANK L	CHESAPEAKE EXPLORATION LLC	3/15/2010	1171	242	I-2010-004822	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: SW/4
OK9270762-000	OK	WASHITA	WOOD, FLORENCE WILIIAMS KIDWELL	CHESAPEAKE EXPLORATION LLC	9/3/2010	1183	793	I-2010-008929	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: N/2 SE/4, SE/4 SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270771-000	OK	WASHITA	MASON, JAMES R AND CHANDRA S	CHESAPEAKE EXPLORATION LLC	11/17/2010	1192	494	I-2011-000578	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: SW/4 SE/4
A00281-2334	OK	WASHITA	HUBBARD , PEARL INDIV & ADMINR	D A BASH AND ASSOCIATES INC	10/7/1980	534	316		011N	018W	0023	NE/4 Sec. 23-11N-18W
A00281-2335	OK	WASHITA	ARNOLD , SAM H	JOSEPH K CASKEY	5/13/1977	464	585		011N	018W	0023	NE/4 Sec. 23-11N-18W
A00281-2336	OK	WASHITA	HALE , VIRGINIA L CARPENTER &	JACK B SMITH	6/7/1977	468	561		011N	018W	0023	NE/4 Sec. 23-11N-18W
A00281-2337	OK	WASHITA	JAVORSKY , ADOLPH & LEA	EL PASO EXPLORATION CO	3/7/1980	518	352		011N	018W	0023	NE/4 Sec. 23-11N-18W
A00991-2373	OK	WASHITA	THOMAS , M V	DYCO PETROLEUM CORP	3/6/1980	517	820		011N	018W	0023	SE/4 Sec. 23-11N-18W
A01852-2379	OK	WASHITA	KLEMME, MARVIN	HARVEY E WHITE ENTERPRISES INC	11/15/1976	458	153		011N	018W	0023	INSOFAR AS TO N/2 SW/4 & SE/4 SW/4 & SE/4 Sec. 23-11N-18W
A01877-2385	OK	WASHITA	WHITE , HARVEY E	ONG EXPLORATION, INC	1/9/1975	440	184		011N	018W	0023	SW/4 SW/4 Sec. 23-11N-18W
A01877-2386	OK	WASHITA	JOHNSTON, MICHAEL R. AND WINDELL J.	J C HILL OIL & GAS INC	1/26/1982	580	165		011N	018W	0023	N/2 SW/4 AND SE/4 SW/4. Sec. 23-11N-18W
A02187-2395	OK	WASHITA	BEADLES , BONNIE L & GARY E	EL PASO NATURAL GAS CO	5/27/1977	467	544		011N	018W	0023	INSOFAR AS TO N/2 SW/4 & SE/4 SW/4 Sec. 23-11N-18W
A02187-2396	OK	WASHITA	SWOPES , JOYCE ANN & THOMAS J.	EL PASO NATURAL GAS CO	5/27/1977	467	542		011N	018W	0023	INSOFAR AS TO N/2 SW/4 & SE/4 SW/4 Sec. 23-11N-18W
A02187-2397	OK	WASHITA	TUCKER , L NADINE	W R GRAY	4/3/1979	500	487		011N	018W	0023	INSOFAR AS TO E/2 SW/4 & NW/4 SW/4 Sec. 23-11N-18W
A02188-2398	OK	WASHITA	JUDY , EARL E & WILLIAM L	HARVEY E WHITE ENERPRISES, INC	1/28/1980	519	671		011N	018W	0023	NW/4 Sec. 23-11N-18W
OK5124595-001	OK	WASHITA	HOWENSTINE, THOMAS ET AL	WHITE, HARVEY E ENTERPRISES	3/4/1977	471	836	7578	011N	018W	0023	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 23: N2SW, SESW; L&E THE KLEMME 2-23 WB.
OK5124595-002	OK	WASHITA	HOWENSTINE, VIOLA ET AL	WHITE, HARVEY E ENTERPRISES	4/14/1977	471	834	7577	011N	018W	0023	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 23: N2SW, SESW, L&E THE KLEMME 2-23 WB
OK3530006-006	OK	WASHITA	WILLIAMSON, EDWIN L	CHESAPEAKE EXPLORATION LP	6/6/2006	1042	257	I-2006-006100	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, NW/4 SW/4, SW/4 SW/4, SE/4 SW/4, SE/4
OK3530006-007	OK	WASHITA	AUSTIN, NAOMI K	CHESAPEAKE EXPLORATION LP	6/7/2006	1042	497	I-2006-006181	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, NW/4 SW/4, SW/4 SW/4, SE/4 SW/4, SE/4
OK3530006-012	OK	WASHITA	CORNELL, SHARON LYNN	CHESAPEAKE EXPLORATION LLC	9/6/2007	1083	607	I-2007-009775	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 LTD TO 17,041'
OK3530006-013	OK	WASHITA	HARRELL, ZELMOND, C/O CHARLES HARRELL	CHESAPEAKE EXPLORATION LLC	10/15/2007	1088	192	I-2007-011419	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 LTD TO 17,041'
OK3530006-014	OK	WASHITA	NIABC, A LIMITED PARTNERSHIP	CHESAPEAKE EXPLORATION LLC	10/15/2007	1088	879	I-2007-011655	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 LTD TO 17,041'
OK3530006-015	OK	WASHITA	HARRELL, CORNELL TRUST, ELLA J HARRELL, ET AL, TRUSTEES	CHESAPEAKE EXPLORATION LLC	10/15/2007	1096	754	I-2008-000911	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 LTD TO 17,041'
OK3530006-016	OK	WASHITA	KLEMME, ROBERT LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	1/10/2008	1099	696	I-2008-002003	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, W/2 SW/4, SE/4 SW/4, SE/4
OK3530006-017	OK	WASHITA	CROZIER, ROBERT	CHESAPEAKE EXPLORATION LLC	2/6/2008	1100	864	I-2008-002235	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SE/4 SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,350')

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3530006-018	OK	WASHITA	WYMAN, LYNDA F	CHESAPEAKE EXPLORATION LLC	2/6/2008	1100	867	I-2008-002236	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SE/4 SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,350')
OK3530006-019	OK	WASHITA	HARRELL, VIRGILENE W REVOCABLE TRUST DTD 07/07/94	CHESAPEAKE EXPLORATION LLC	2/18/2008	1104	179	I-2008-003418	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530006-020	OK	WASHITA	JONES, SHERRY LYNN	CHESAPEAKE EXPLORATION LLC	4/1/2008	1110	922	I-2008-005946	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530006-021	OK	WASHITA	WELSH, DONNA SUE CORNELL	CHESAPEAKE EXPLORATION LLC	4/1/2008	1110	920	I-2008-005945	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530006-023	OK	WASHITA	KLEMME, BRYAN ERIC	CHESAPEAKE EXPLORATION LLC	1/10/2008	1115	454	I-2008-007545	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, W/2 SW/4, SE/4 SW/4, SE/4
OK3530006-024	OK	WASHITA	KLEMME, MICHAEL LYNN	CHESAPEAKE EXPLORATION LLC	1/10/2008	1115	456	I-2008-007546	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, W/2 SW/4, SE/4 SW/4, SE/4
OK3530006-025	OK	WASHITA	CORNELL, PATRICK T	CHESAPEAKE EXPLORATION LLC	9/6/2007	1082	807	I-2007-009467	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530006-026	OK	WASHITA	WALKER, KATHLEEN C LIV TR, KATHLEEN & JAMES WALKER, COTRST	CHESAPEAKE EXPLORATION LLC	9/6/2007	1082	810	I-2007-009468	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-002	OK	WASHITA	BUFFING, LEE ROY & MALINDA	CHESAPEAKE EXPLORATION LP	8/10/2006	1048	136	I-2006-008336	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SE/4 LTD TO 17,041
OK3530017-004	OK	WASHITA	WILLIAMSON, HUGH R	CHESAPEAKE EXPLORATION LP	6/6/2006	1042	259	I-2006-006101	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, NW/4 SW/4, SW/4 SW/4, SE/4 SW/4, SE/4
OK3530017-005	OK	WASHITA	EAGLE, MARTHA MARIE A/K/A MRS GRANT EAGLE	CHESAPEAKE EXPLORATION LLC	8/31/2007	1084	513	I-2007-010123	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 LTD TO 17,505'
OK3530017-006	OK	WASHITA	CORNELL, MARGARET IRENE, A/K/A MARGARET IRENE MEENAN	CHESAPEAKE EXPLORATION LLC	9/7/2007	1086	307	I-2007-010721	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 LTD TO 17,041'
OK3530017-007	OK	WASHITA	CORNELL, ANNE MARIE	CHESAPEAKE EXPLORATION LLC	10/2/2007	1088	863	I-2007-011648	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-008	OK	WASHITA	CORNELL, JAN MARION, A/K/A JAN MARION ARTECONA	CHESAPEAKE EXPLORATION LLC	10/2/2007	1093	831	I-2007-013323	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-009	OK	WASHITA	CORNELL, MARTHA CHRISTINE	CHESAPEAKE EXPLORATION LLC	10/2/2007	1094	815	I-2008-000273	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-010	OK	WASHITA	JONES- KALKMAN MINERAL COMPANY	CHESAPEAKE EXPLORATION LLC	1/21/2008	1097	656	I-2008-001271	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, NW/4 SW/4, NE/4 SW/4 LTD TO 16,991'
OK3530017-011	OK	WASHITA	KIRSCHNER, MICHAEL PAUL	CHESAPEAKE EXPLORATION LLC	2/14/2008	1103	645	I-2008-003205	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,350')
OK3530017-012	OK	WASHITA	GREEN, JOHN ROBERT F/K/A CORNELL	CHESAPEAKE EXPLORATION LLC	4/1/2008	1108	777	I-2008-005173	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-013	OK	WASHITA	GREEN, HELEN T, HEIR OF THOMAS ROSS CORNELL	CHESAPEAKE EXPLORATION LLC	4/1/2008	1108	779	I-2008-005174	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-014	OK	WASHITA	COLEMAN, GEORGIA ANN	CHESAPEAKE EXPLORATION LLC	4/1/2008	1109	719	I-2008-005550	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-015	OK	WASHITA	WALSH MINERAL PROPERTIES, LLC	CHESAPEAKE EXPLORATION LLC	5/12/2008	1123	428	I-2008-010467	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: NE/4 SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3530031-000	OK	WASHITA	ST/OK - CLO CS- 25762	CHESAPEAKE EXPLORATION LP	9/28/2006	1057	848	I-2007-000335	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: E/2 NW/4
OK3530051-000	OK	WASHITA	ST/OK - CS-25663	CHESAPEAKE EXPLORATION LP	7/21/2006	1047	663	I-2006-008174	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: NE/4 LTD TO DES MOINES GRANITE WASH
OK353006-022	OK	WASHITA	KLEMME, TERRY WAYNE	CHESAPEAKE EXPLORATION LLC	1/10/2008	1115	452	I-2008-007544	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, SE/4 SW/4, W/2 SW/4, SE/4
OK9270170-001	OK	WASHITA	BUFFING, LEE ROY & MALINDA LOU	ROBERT W MOORE	1/27/1977	460	3	688	011N	018W	0024	INSOFAR & ONLY SO FAR AS: TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SE/4
OK9270358-001	OK	WASHITA	OCC #554153/CD #200801621	COI-CELLC	5/15/2008			UNRECORDED	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: ALL LTD TO THE MISSOURIAN GRANITE WASH & DES MOINES GRANITE WASH
A00278-2330	OK	WASHITA	GALLASPY , GEORGE , ET AL	BILL J BROWN	12/29/1981	540	146		011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: NW/4 SE/4
A00278-5225	OK	WASHITA	SCHMIDT, EDGER & MAMIE, H/W	ROBERT W MOORE	4/30/1973	424	583	2041	011N	018W	0025	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 25: S2SE, NESE
A00279-2331	OK	WASHITA	AMERICAN FLETCHER NATIONAL BANK , TR.	D A BASH AND ASSOCIATES INC	4/24/1981	553	271		011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: E/2 NW/4, SW/4 NW/4
A00280-2332	OK	WASHITA	EVANS, JOHN K	D A BASH AND ASSOCIATES INC	4/27/1981	553	275		011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
A00280-2333	OK	WASHITA	MYERS , PAMELA S	D A BASH AND ASSOCIATES INC	4/27/1981	553	274		011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270052-001	OK	WASHITA	BOSE, EDWARD J & MARIE	CHALFANT, MAGEE & CLIFTON, INC	2/18/1977	463	942	2977	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: NW/4 NW/4
OK9270052-002	OK	WASHITA	ST/OK - EI-2808	ROBERT W MOORE	3/14/1978	483	290	3438	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: NW/4 NW/4
OK9270053-001	OK	WASHITA	ROZMAN, MAE ALICE & EVANS, ALICE O	HARVEY E WHITE ENTERPRISES INC	4/20/1977	466	746	4771	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270053-002	OK	WASHITA	MACDOUGALL, FAY LOUISE	HARVEY E WHITE ENTERPRISES INC	4/20/1977	466	742	4769	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270053-003	OK	WASHITA	GRIFFITH, JENNIE E	HARVEY E WHITE ENTERPRISES INC	5/20/1977	466	802	4799	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270053-004	OK	WASHITA	PARRISH, ROBERT E, ET AL	HARVEY E WHITE ENTERPRISES INC	4/20/1977	466	244	4770	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270053-005	OK	WASHITA	MEGERT, VIOLA	CHALFANT, MAGEE & CLIFTON, INC	2/15/1977	462	455	2167	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270053-006	OK	WASHITA	BOYD, MARION L	HARVEY E WHITE ENTERPRISES INC	4/20/1977	466	740	4768	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270146-001	OK	WASHITA	OCC #231708/CD #101580	EXXON CORPORATION	1/18/1983				011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: ALL, BROWN DOLOMITE, DOUGLAS, HOXBAR, DES MOINES, MISSOURIAN GRANITE WASH, DES MOINES GRANITE WASH, SKINNER COMMON SOURCES OF SUPPLY
OK9270169-001	OK	WASHITA	WALSH, DORIS A	SPECTRA ENERGY CORP	7/13/1981	563	389	14165	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: NW/4 SE/4
OK5126923-001	OK	WASHITA	EDWARD J. BOSE, ET UX	CHALFANT MAGEE & CLIFTON	2/18/1977	463	940		011N	018W	0026	TOWNSHIP 11 NORTH, RANGE 18 WEST: SECTION 26: E/2 SW/4 , NE/4 , SE/4 NW/4, LIMITED TO THE OSU 2-26 WELLBORE.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5126923-002	OK	WASHITA	ST/OK - CLO EI- 2809	ROBERT W MOORE	3/14/1978	483	292		011N	018W	0026	TOWNSHIP 11 NORTH, RANGE 18 WEST: SECTION 26: NE/4, LIMITED TO THE OSU 2-26 WB.
OK5126923-003	OK	WASHITA	ST/OK - CLO EI- 2810	ROBERT W MOORE	3/14/1978	483	294		011N	018W	0026	TOWNSHIP 11 NORTH, RANGE 18 WEST: SECTION 26: SE/4 NW/4 , E/2 SW/4, LIMITED TO THE OSU 2-26 WB.
OK5126924-000	OK	WASHITA	WETER, LILLIE, ET AL	ROBERT W MOORE	8/10/1972	417	191		011N	018W	0026	TOWNSHIP 11 NORTH, RANGE 18 WEST: SECTION 26: SE/4, LIMITED TO THE OSU 2-26 WB.
OK5126925-001	OK	WASHITA	BRADY, ROBERT AUSTIN	EXXON CORP	2/17/1983	611	558		011N	018W	0026	TOWNSHIP 11 NORTH, RANGE 18 WEST: SECTION 26: W/2 SW/4, LIMITED TO THE OSU 2-26 WB.
OK5126925-002	OK	WASHITA	RAINBOLT, VENDA C., ET AL	JACK B SMITH	5/7/1977	474	966		011N	018W	0026	TOWNSHIP 11 NORTH, RANGE 18 WEST: SECTION 26: W/2 SW/4, LIMITED TO THE OSU 2-26 WB.
A02020-3378	OK	WASHITA	ROCKET OIL AND GAS COMPANY , ET AL	AN - SON CORPORATION	3/4/1982	582	423		011N	018W	0027	E/2 SW/4 & W/2 SE/4 LIMITED TO RIGHTS OUTSIDE AND EXCLUSIVE OF THE WELLBORES OF THE ANTELOPE #1-27 AND ANTELOPE #2-27 WELLS Sec. 27-11N-18W
A02020-3379	OK	WASHITA	BAIRD , M M & INEZ	W. E. MILLS	12/7/1973	429	814		011N	018W	0027	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 27: E/2 SW/4 & W/2 SE/4 LIMITED TO RIGHTS OUTSIDE AND EXCLUSIVE OF THE WELLBORES OF THE ANTELOPE #1-27 AND ANTELOPE #2-27 WELLS
A03368-10234	OK	WASHITA	FOTH , WALTER & ESTER M	RED LAND ENERGY CO	7/27/1978	488	825	440730	011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: E2SW, W2SE LIMITED TO RIGHTS OUTSIDE AND EXCLUSIVE OF THE WELLBORES OF THE ANTELOPE #1-27 AND ANTELOPE #2-27 WELLS
OK5121095-001	OK	WASHITA	LADD PETROLEUM CORPORATION	INEXCO OIL COMPANY	5/19/1980	522	689		011N	018W	0027	W/2 SE/4; E/2 SW/4 ANTELOPE 1-27
OK5121095-002	OK	WASHITA	BOSE, JOHN AND FREDA, HIS WIFE	HARVEY E WHITE ENTERPRISES,INC	2/5/1979	498	23		011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: NE/4 NE/4
OK5121095-003	OK	WASHITA	HOEPFNER, MARY AND HARVEY, HER HUSBAND, ET AL	EL PASO NATURAL GAS COMPANY	10/26/1978	494	976		011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: NE/4 NE/4
OK5121095-004	OK	WASHITA	ROSE, MAYME M, A SINGLE WOMAN	HARVEY E WHITE ENTERPRISES,INC	11/21/1978	497	696		011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: NE/4 NE/4
OK5121095-005	OK	WASHITA	KLINZMAN, ELLA MAE AND ARTHUR, HER HUSBAND	HARVEY E WHITE ENTERPRISES,INC	11/21/1978	497	700		011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: NE/4 NE/4
OK5121095-006	OK	WASHITA	WORKMAN, CHARLES AND NADYNE, HIS WIFE	HARVEY E WHITE ENTERPRISES,INC	11/21/1978	497	706		011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: NE/4 NE/4
OK5121095-007	OK	WASHITA	BUEHLER, DORA, A SINGLE WOMAN, ET AL	EL PASO NATURAL GAS COMPANY	11/22/1978	494	981		011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: NE/4 NE/4
OK9270211-001	OK	WASHITA	WESNER, SCOTT	DAVID S THOMPSON & ASSOCIATES	9/12/2007	1088	237	I-2007-011443	011N	018W	0028	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 28: NW/4, W/2 SW/4
OK9270775-001	OK	WASHITA	SMITH, KENNETH C REV TRUST	CHESAPEAKE EXPLORATION LLC	11/29/2010	1190	736	I-2011-000049	011N	018W	0028	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 28: NE/4, E/2 SE/4
OK9270775-002	OK	WASHITA	MAP2004-OK	CHESAPEAKE EXPLORATION	5/12/2011	1208	600	I-2011-005793	011N	018W	0028	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 28: W2NE,NW,NWSW
OK9270880-001	OK	WASHITA	CHURCH OF CHRIST	CHESAPEAKE EXPLORATION LLC	3/25/2011	1201	55	I-2011-003893	011N	018W	0028	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 28: E/2 SW/4, W/2 SE/4
OK9270880-002	OK	WASHITA	MEE, DAVID EDWARD	CHESAPEAKE EXPLORATION LLC	4/19/2011	1200	664	I-2011-003775	011N	018W	0028	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 28: E/2 SW/4, W/2 SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270880-003	OK	WASHITA	BELL, JENNIFER K TANNER AKA JENNIFER K	CHESAPEAKE EXPLORATION LLC	5/12/2011	1204	935	I-2011-004886	011N	018W	0028	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 28: E/2 SW/4, W/2 SE/4
OK9270212-001	OK	WASHITA	WESNER, SCOTT	DAVID S THOMPSON & ASSOCIATES	9/12/2007	1088	235	I-2007-011442	011N	018W	0029	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 29: E/2 SE/4, SE/4 NE/4
OK9270213-001	OK	WASHITA	REEDER, SR, THE LIVING TRUST DATED 7/16/96	DAVID S THOMPSON & ASSOCIATES	9/21/2007	1088	231	I-2007-011440	011N	018W	0029	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 29: N/2 NE/4, SW/4 NE/4, NW/4 SE/4, NW/4, SW/4, NORTH 30 ACRES OF SW/4 SE/4
OK9270213-002	OK	WASHITA	NEWMAN, THE LUTHER B REVOCABLE TRUST DATED 8/15/96	DAVID S THOMPSON & ASSOCIATES	9/21/2007	1088	227	I-2007-011438	011N	018W	0029	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 29: N/2 NE/4, SW/4 NE/4, NW/4 SE/4, NW/4, SW/4, NORTH 30 ACRES OF SW/4 SE/4
OK9270213-003	OK	WASHITA	NEWMAN, THE JANICE ANN REVOCABLE TRUST DATED 8/15/96	DAVID S THOMPSON & ASSOCIATES	9/21/2007	1088	225	I-2007-011437	011N	018W	0029	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 29: N/2 NE/4, SW/4 NE/4, NW/4 SE/4, NW/4, SW/4, NORTH 30 ACRES OF SW/4 SE/4
OK5122768-001	OK	WASHITA	OCC #413256	BARRETT RESOURCES CORPORATION	6/16/1997				011N	018W	0030	SEC 30-11N-18W: ALL
OK5126927-001	OK	WASHITA	FELLERS, LINA LEE	ANDERMAN/ SMITH & COMPANY	7/18/1994	812	668		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: E2
OK5126927-002	OK	WASHITA	REEDER, JAMES D ET UX	ANDERMAN/ SMITH & COMPANY	7/18/1994	812	670		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: E2
OK5126927-003	OK	WASHITA	WILSON, MAEDELLE M TRUST	ARROWHEAD RESOURCES INC	1/5/1996	830	689		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-012	OK	WASHITA	BLUMENTHAL, DUNNIE ET UX	BLACKROCK RESOURCES LLC	5/1/1997	854	1016		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-013	OK	WASHITA	PENDLETON, DANNY L ET UX	BLACKROCK RESOURCES LLC	4/16/1997	854	1018		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-014	OK	WASHITA	GARTHRIGHT, MICHAEL L ETAL	BLACKROCK RESOURCES LLC	4/18/1997	855	175		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-015	OK	WASHITA	JORDAN, GLENDA E ET VIR	BLACKROCK RESOURCES LLC	5/12/1997	855	1101		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-016	OK	WASHITA	BLAKELY, HERBERT S	BLACKROCK RESOURCES LLC	5/29/1997	856	227		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-017	OK	WASHITA	WADE, WAYNE ET UX	BLACKROCK RESOURCES LLC	5/6/1997	856	229		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-018	OK	WASHITA	BONNY, JACK	BLACKROCK RESOURCES LLC	6/6/1997	868	435		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126928-001	OK	WASHITA	JERRY SULLIVAN ETUX	ANDERMAN/ SMITH & COMPANY	7/18/1994	812	672		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: SW
OK5126928-002	OK	WASHITA	MCLAUGHLIN, LAVONA M	ANDERMAN/ SMITH & COMPANY	7/27/1994	812	633		011N	018W	0030	TOWNSHIP 11 NORTH- RANGE 18 WEST SECTION 30: SW
OK5126928-003	OK	WASHITA	NEESE, FRANK	ANDERMAN/ SMITH & COMPANY	8/15/1994	813	108		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: SW
OK5126928-011	OK	WASHITA	WOODS, EDITH	BLACKROCK RESOURCES LLC	4/14/1997	868	437		011N	018W	0030	SEC 30-11N-18W: LOTS 3 & 4, & E/2 SW/4
OK5126928-012	OK	WASHITA	ARCHER, BRENDA LOU COLLINS	BLACKROCK RESOURCES LLC	5/7/1997	868	439		011N	018W	0030	SEC 30-11N-18W: LOTS 3 & 4, & E/2 SW/4
OK5126928-013	OK	WASHITA	NEECE, SONDRA	BLACKROCK RESOURCES LLC	5/8/1997	868	441		011N	018W	0030	SEC 30-11N-18W: LOTS 3 & 4, & E/2 SW/4
OK5126929-001	OK	WASHITA	NIX, LOIS C	ANDERMAN/ SMITH & COMPANY	7/20/1994	812	674		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: NW
OK5126929-002	OK	WASHITA	HULL, MARLIN LESLIE	ANDERMAN/ SMITH & COMPANY	7/25/1994	812	676		011N	018W	0030	TOWNSHIP 11N RANGE 18W SECTION 30: NW
OK5126929-003	OK	WASHITA	DICK, ROSEMARY SUSAN HULL	ANDERMAN/ SMITH & COMPANY	7/25/1994	812	678		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: NW
OK5126929-004	OK	WASHITA	HULL, ALAN HARLEY	ANDERMAN/ SMITH & COMPANY	7/25/1994	812	680		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: NW
OK5126929-005	OK	WASHITA	HULL, ROGER TALBOT	ANDERMAN/ SMITH & COMPANY	7/25/1994	812	635		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: NW
35-001984-001	OK	WASHITA	WEST, LLOYD O	CHESAPEAKE EXPLORATION, LLC	7/25/2011	1212	517	I-2011-006709	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: N2SE
35-001984-002	OK	WASHITA	CLOW, JUDITH A	CHESAPEAKE EXPLORATION, LLC	7/25/2011	1212	514	I-2011-006708	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: N2SE
OK9270214-001	OK	WASHITA	REEDER, SR, THE LIVING TRUST DATED 7/16/96	DAVID S THOMPSON & ASSOCIATES	9/21/2007	1088	229	I-2007-011439	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270750-001	OK	WASHITA	OGI, INC	CHESAPEAKE EXPLORATION LLC	5/26/2010	1175	1046	I-2010-006398	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: NE/4
OK9270750-002	OK	WASHITA	ENERGY PROPERTIES LIMITED L P	CHESAPEAKE EXPLORATION LLC	10/27/2010	1187	523	I-2010-010144	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: NE/4
OK9270750-003	OK	WASHITA	WESTON PASS PARTNERS, LLC	CHESAPEAKE EXPLORATION LLC	10/25/2010	1187	520	I-2010-010143	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: NE/4
OK9270750-004	OK	WASHITA	APPLE BLOSSOM ROYALTIES LLC	CHESAPEAKE EXPLORATION LLC	11/10/2010	1189	233	I-2010-010777	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: NE/4
OK9270762-001	OK	WASHITA	MAP2004-OK	CHESAPEAKE EXPLORATION LLC	8/12/2010	1184	218	I-2010-009041	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: N/2 SE/4
OK9270776-001	OK	WASHITA	FARMERS ROYALTY COMPANY	CHESAPEAKE EXPLORATION LLC	12/2/2010	1192	480	I-2011-000574	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: S/2 SE/4
OK0000553-001	OK	WASHITA	WETER, LILLIE	ROBERT W MOORE	8/18/1971	406	491		011N	018W	0035	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 35: S2
OK3530258-001	OK	WASHITA	DELP, JUNIOR & MARY FAYE	CHESAPEAKE EXPLORATION LP	3/22/2007	1067	977		011N	019W	0002

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 2: LOTS 19-22, BLK 7, ORIGINAL TOWNSITE OF FOSS, LOTS 1-24, BLK 1, LOTS 1-24, BLK 3, LOTS 1-24, BLK 4, LOTS 1-7 & 13-24, BLK 5, LOTS 1-24, BLK 6, LOTS 19-22, BLK 8, AND LOTS 1-24, BLK 9, LOTS 1-6 & 23-24, BLK 8, FIRST ADDITION TO THE TOWN ON FOSS, OKLAHOMA

OK5124306-018	OK	WASHITA	ST/OK - CLO UP-703	CHESAPEAKE EXPLORATION LP	7/21/2006	1047	666	I-2006-008175	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: SW/4 (1/2 M.R.) LTD TO DES MOINES GRANITE WASH
OK5124306-019	OK	WASHITA	HEINRICHS, N DALE & ANN	CHESAPEAKE EXPLORATION LP	1/5/2007	1067	204		011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: SW/4 LTD TO 16,927'
OK5124306-020	OK	WASHITA	EGGLESTON, CHERRI ANNE	CHESAPEAKE EXPLORATION LP	6/19/2007	1078	162	I-2007-007865	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: SW/4
OK5124306-021	OK	WASHITA	FINNELL- MULINIX, TERRI	CHESAPEAKE EXPLORATION LP	6/19/2007	1079	95	I-2007-008182	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: SW/4
OK5124306-022	OK	WASHITA	SEIBOLD ENERGY CO, INC	CHESAPEAKE EXPLORATION LLC	12/13/2007	1097	66	I-2008-001052	011N	019W	0002

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 2: SW/4

SECTION 2: LOTS 1-24, BLOCK 10

LOTS 13-20, BLOCK 15

1ST ADDITION TO THE TOWN OF FOSS

SECTION 2: LOTS 3 & 5-24, BLOCK 13

LOTS 1-24, BLOCK 14

LOTS 1-24, BLOCK 15

LOTS 1-24, BLOCK 16

LOTS 1-24, BLOCK 17

LOTS 7-24, BLOCK 18

LOTS 1-6, BLOCK 19

LOTS 1-22, BLOCK 20

LOTS 1-24, BLOCK 21

2ND ADDITION TO THE TOWN OF FOSS

OK5128332-013	OK	WASHITA	WORD, GENIVE	CHESAPEAKE EXPLORATION LP	12/12/2006	1060	597	I-2007-001399	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-014	OK	WASHITA	MOUSE, MONTE MARK	CHESAPEAKE EXPLORATION LP	12/12/2006	1060	809	I-2007-001477	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128332-015	OK	WASHITA	MOUSE, MELANI MARQUE	CHESAPEAKE EXPLORATION LP	12/12/2006	1060	595	I-2007-001398	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-016	OK	WASHITA	MOUSE, SHEILA	CHESAPEAKE EXPLORATION LP	12/12/2006	1060	811	I-2007-001478	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-017	OK	WASHITA	KENT, MONTE LYNN A/K/A MONTE LYNN MOUSE	CHESAPEAKE EXPLORATION LP	12/18/2006	1062	809	I-2007-002225	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-018	OK	WASHITA	MOUSE, LESLIE MERVIN & SAUNDRA	CHESAPEAKE EXPLORATION LP	12/12/2006	1062	435	I-2007-002087	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-019	OK	WASHITA	MOUSE, HEATHER A/K/A HEATHER KOEHN	CHESAPEAKE EXPLORATION LP	12/15/2006	1062	496	I-2007-002110	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-020	OK	WASHITA	TOLIN, MELISSA	CHESAPEAKE EXPLORATION LP	12/15/2006	1061	404	I-2007-001711	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-021	OK	WASHITA	MOUSE, STEPHANIE	CHESAPEAKE EXPLORATION LP	12/15/2006	1062	488	I-2007-002107	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3 & 4, S/2 NW/4
OK5128332-022	OK	WASHITA	MOUSE, STACEY	CHESAPEAKE EXPLORATION LP	12/15/2006	1063	128	I-2007-002352	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3 & 4, S/2 NW/4
OK5128332-023	OK	WASHITA	MOUSE, JANELLE NOW JACKSON	CHESAPEAKE EXPLORATION LP	12/15/2006	1061	402	I-2007-001710	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-024	OK	WASHITA	FANNING, TERRI MARGENE MOUSE	CHESAPEAKE EXPLORATION LP	12/18/2006	1074	289	I-2007-006428	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW
OK5128332-025	OK	WASHITA	MOUSE, MARVIN ARTHUR	CHESAPEAKE EXPLORATION LP	12/12/2006	1060	251	I-2007-001295	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-026	OK	WASHITA	MAP2003-NET	CHESAPEAKE EXPLORATION LP	6/28/2007	1077	236	I-2007-007545	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3 AND 4 AND S/2 NW/4 LTD TO 16,927'
OK5128332-027	OK	WASHITA	ALLAR COMPANY	CHESAPEAKE EXPLORATION LP	6/22/2007	1078	615	I-2007-007995	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4; S/2 OF NW/4 LTD TO 16,827'
OK5128379-005	OK	WASHITA	JONES, WANDA G	CHESAPEAKE EXPLORATION LP	1/23/2007	1067	145	I-2007-003930	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOT 1, SE/4 NE/4, A/D/A E/2 NE/4
OK5128379-006	OK	WASHITA	BALL, ALYCE LEA	CHESAPEAKE EXPLORATION LP	1/23/2007	1067	157		011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOT 1, SE/4 NE/4, A/D/A E/2 NE/4
OK5128379-007	OK	WASHITA	CAMP, JO N, F/K/ A JO N JONES	CHESAPEAKE EXPLORATION LP	1/23/2007	1072	285	I-2007-005747	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOT 1, SE/4 NE/4 A/D/A E/2 NE/4
OK5128379-008	OK	WASHITA	KILCREASE, JAMES G	CHESAPEAKE EXPLORATION LP	1/23/2007	1075	254	I-2007-006767	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOT 1, SE/4 NE/4, A/D/A E/2 NE/4
OK5128379-009	OK	WASHITA	BEUTLER, BENNIE	FLESHMAN AGENCY, INC.	5/7/2007	1071	299	I-2007-005400	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5128379-010	OK	WASHITA	BEUTLER, RHETT J	FLESHMAN AGENCY, INC.	5/7/2007	1071	301	I-2007-005401	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK9270005-001	OK	WASHITA	DODSON, CARL GREGORY	CHESAPEAKE EXPLORATION LLC	10/12/2007	1088	357	I-2007-011503	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 14, 1ST ADDITION TO TOWN OF FOSS
OK9270005-002	OK	WASHITA	GRETEMAN, MANDELL & LAQUITTA	CHESAPEAKE EXPLORATION LLC	11/6/2007	1093	394	I-2007-013186	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 7, ORIGINAL TOWNSITE OF FOSS
OK9270005-003	OK	WASHITA	GRETEMAN, DONALD GENE & BARBARA ANN REV LIV TR	CHESAPEAKE EXPLORATION LLC	10/12/2007	1101	532	I-2008-002476	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 7 ORIGINAL, TOWNSITE OF FOSS

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270005-004	OK	WASHITA	BARNHART, TODD ALAN	CHESAPEAKE EXPLORATION LLC	3/20/2008	1109	285	I-2008-005379	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLK 14, 1ST ADDITION TO THE TOWN OF FOSS
OK9270005-005	OK	WASHITA	GLASGOW, DEBORA GALE	CHESAPEAKE EXPLORATION LLC	2/15/2008	1105	457	I-2008-003902	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-6, BLOCK 14, ADDITION TO THE TOWN OF FOSS
OK9270012-000	OK	WASHITA	HOWES, LARRY & DORINDA	CHESAPEAKE EXPLORATION LLC	10/12/2007	1091	862	I-2007-012636	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 2-6; BLOCK 35; ORIGINAL TOWNSITE OF FOSS
OK9270013-000	OK	WASHITA	HOWES, LARRY P & DORINDA P	CHESAPEAKE EXPLORATION LLC	10/12/2007	1091	866	I-2007-012638	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 5-6, BLOCK 13; 1ST ADDITION TO THE TOWN OF FOSS
OK9270014-000	OK	WASHITA	HOWES, JANE & LARRY	CHESAPEAKE EXPLORATION LLC	10/12/2007	1091	864	I-2007-012637	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 11-14, S/2 LOT 10, BLOCK 11; 1ST ADDITION TO THE TOWN OF FOSS
OK9270015-000	OK	WASHITA	DEUTSCHENDORF, W J & EDA LOU	CHESAPEAKE EXPLORATION LLC	10/20/2007	1092	105	I-2007-012756	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 9-12, BLOCK 22; ORIGINAL TOWNSITE OF FOSS
OK9270016-000	OK	WASHITA	LEE, HENRY	CHESAPEAKE EXPLORATION LLC	10/12/2007	1091	853	I-2007-012632	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-5, BLOCK 17; 1ST ADDITION TO THE TOWN OF FOSS
OK9270017-000	OK	WASHITA	JOHNSON, LOIS R, LIVING TR DTD 5/28/98	CHESAPEAKE EXPLORATION LLC	10/12/2007	1091	857	I-2007-012634	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 13, 1ST ADDITION TO THE TOWN OF FOSS
OK9270018-001	OK	WASHITA	SCHONES, VERNA L	CHESAPEAKE EXPLORATION LLC	10/20/2007	1092	299	I-2007-012833	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-24, BLOCK 13, 1ST ADDITION TO THE TOWN OF FOSS
OK9270018-002	OK	WASHITA	PRESCOTT, KENNETH N	CHESAPEAKE EXPLORATION LLC	10/20/2007	1092	301	I-2007-012834	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-24, BLOCK 13, 1ST ADDITION TO THE TOWN OF FOSS
OK9270018-003	OK	WASHITA	PRESCOTT, CURTIS E	CHESAPEAKE EXPLORATION LLC	10/20/2007	1096	165	I-2005-000715	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-24, BLOCK 13, 1ST ADDITION TO THE TOWN OF FOSS
OK9270019-000	OK	WASHITA	SULLIVAN, NELDA J	CHESAPEAKE EXPLORATION LLC	10/20/2007	1091	1014	I-2007-012698	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-24, BLOCK 13; 1ST ADDITION TO THE TOWN OF FOSS
OK9270026-001	OK	WASHITA	FINNELL- MULINIX, TERRI	CHESAPEAKE EXPLORATION LLC	10/12/2007	1093	31	I-2007-013085	011N	019W	0002

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 2: LOTS 1-24; BLOCK 10; LOTS 13-20; BLOCK 15; 1ST ADDITION TO THE TOWN OF FOSS; LOT 3 & 5-24; BLOCK 13; LOTS 1-24; BLOCK 14; LOTS 1-24; BLOCK 15; LOTS 1-24; BLOCK 16; LOTS 1-24; BLOCK 17; LOTS 7-24; BLOCK 18; LOTS 1-6; BLOCK 19; LOTS 1-22; BLOCK 20; LOTS 1-24; BLOCK 21; 2ND ADDITION TO THE TOWN OF FOSS; LOTS 1-2 & 8; BLOCK 8; ORIGINAL TOWNSITE OF FOSS; LOTS 5-12 & W. 60' 21-24; BLOCK 15; 1ST ADDITION TO THE TOWN OF FOSS; LOTS 1-6; BLOCK 18; 2ND ADDITION TO THE TOWN OF FOSS

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270026-002	OK	WASHITA	EGGLESTON, CHERRI ANNE	CHESAPEAKE EXPLORATION LLC	10/12/2007	1094	674	I-2008-000223	011N	019W	0002

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 2: LOTS 1-24, BLOCK 10, LOTS 13-20, BLOCK 15, 1ST ADDITION TO THE TOWN OF FOSS, LOTS 3, 5-24, BLOCK 13, LOTS 1-24, BLOCKS 14-17, LOTS 7-24, BLOCK 18, LOTS 1-6, BLOCK 19, LOTS 1-22, BLOCK 20, LOTS 1-24, BLOCK 21, 2ND ADDITION TO THE TOWN OF FOSS, LOTS 1-2 & 8, BLOCK 8, ORIGINAL TOWNSITE OF FOSS, LOTS 5-12, W 60' 21-24, BLOCK 15, 1ST ADDITION TO THE TOWN OF FOSS, LOTS 1-6, BLOCK 18, 2ND ADDITION TO THE TOWN OF FOSS

OK9270027-000	OK	WASHITA	HALL, LARRY J & SHARON	CHESAPEAKE EXPLORATION LLC	10/12/2007	1094	672	I-2008-000222	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-12, BLOCK 12; 1ST ADDITION TO THE TOWN OF FOSS
OK9270028-000	OK	WASHITA	ROWLAN, ROY C TR, ROY C ROWLAN, TRST	CHESAPEAKE EXPLORATION LLC	10/12/2007	1091	848	I-2007-012630	011N	019W	0002

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 2: A TRACT OF LAND IN THE SE/4 DESCRIBED AS BEGINNING AT A POINT ON THE S LINE OF SAID SE/4 730' W OF THE SE/C SE/4, THENCE DUE W ALONG S LINE OF SE/4 TO A POINT WHERE THE S LINE OF THE SE/4 INTERSECTS THE SE LINE OF THE RR ROW, THENCE NORTHEASTERNLY ALONG SAID ROW A DISTANCE OF 756', THENCE SOUTHEASTERNLY TO THE POB.

LTD TO 16,927'

OK9270039-001	OK	WASHITA	HOWELL, ELIZAEBETH V	CHESAPEAKE EXPLORATION LLC	10/12/2007	1094	221	I-2008-000064	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-4, E 80' 21-24, BLOCK 15, 1ST ADDITION TO THE TOWN OF FOSS
OK9270040-001	OK	WASHITA	DAVIS, RON & TERESA	CHESAPEAKE EXPLORATION LLC	10/20/2007	1095	559	I-2008-000506	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-10, BLOCK 8, 1ST ADDITION TO THE TOWN OF FOSS
OK9270044-000	OK	WASHITA	BLAYLOCK, TIMOTHY STEVEN & NICOLE	CHESAPEAKE EXPLORATION LLC	10/20/2007	1095	564	I-2008-000508	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 5-7, BLOCK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270063-001	OK	WASHITA	WEICHEL, KATHY	CHESAPEAKE EXPLORATION LLC	2/20/2008	1102	870	I-2008-002922	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-14, BLOCK 8, LOTS 13-24, BLOCK 21, LOTS 13-18, BLOCK 22, ORIGINAL TOWNSITE OF FOSS
OK9270064-001	OK	WASHITA	DAVIS SR, WELDON K	CHESAPEAKE EXPLORATION LLC	2/14/2008	1101	335	I-2008-002399	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 8-12, BLOCK 5, 1ST ADDITION TO THE TOWN OF FOSS
OK9270070-001	OK	WASHITA	TOWN OF FOSS	CHESAPEAKE EXPLORATION LLC	2/20/2008	1105	628	I-2008-003978	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-5, BLK 21, LOTS 5-7, 20-24, BLK 8, LOT 6, BLK 21, LOT 1, BLK 35, ORIGINAL TOWNSITE OF FOSS
OK9270071-002	OK	WASHITA	STERMER, JILL LEIGH	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	319	I-2008-004234	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLK 14, 1ST ADDITION TO THE TOWN OF FOSS
OK9270071-003	OK	WASHITA	HOWARD, MARILYN	CHESAPEAKE EXPLORATION LLC	2/2/2008	1106	325	I-2008-004237	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 14, 1ST ADDITION TO THE TOWN OF FOSS

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270071-004	OK	WASHITA	STONE, SUSAN	CHESAPEAKE EXPLORATION LLC	2/2/2008	1106	323	I-2008-004236	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 14, 1ST ADDITION TO THE TOWN OF FOSS
OK9270071-005	OK	WASHITA	PENDERGRAFT, ANN	CHESAPEAKE EXPLORATION LLC	2/2/2008	1106	321	I-2008-004235	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 14, 1ST ADDITION TO THE TOWN OF FOSS
OK9270072-001	OK	WASHITA	PITZER, OMA JUNE & H W	CHESAPEAKE EXPLORATION LLC	2/4/2008	1105	848	I-2008-004059	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 15-18, BLK 8, LOTS 19-24, BLK 14, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-001	OK	WASHITA	PRICE JR, C A	CHESAPEAKE EXPLORATION LLC	3/28/2008	1108	9	I-2008-004893	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-002	OK	WASHITA	PRICE, LOIS	CHESAPEAKE EXPLORATION LLC	4/3/2008	1108	955	I-2008-005239	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-003	OK	WASHITA	DELP, MARY FAYE	CHESAPEAKE EXPLORATION LLC	3/28/2008	1108	310	I-2008-005013	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-004	OK	WASHITA	BURGESS, BETTY DIANNE	CHESAPEAKE EXPLORATION LLC	3/28/2008	1111	291	I-2008-006103	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLOCK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-005	OK	WASHITA	RANDOL, SAUNDRA J	CHESAPEAKE EXPLORATION LLC	3/28/2008	1105	449	I-2008-003898	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLOCK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-006	OK	WASHITA	MADDEN, CYNTHIA L	CHESAPEAKE EXPLORATION LLC	4/18/2008	1111	293	I-2008-006104	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLOCK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-007	OK	WASHITA	FREUDIGER, DARLENE	CHESAPEAKE EXPLORATION LLC	3/31/2008	1105	447	I-2008-003897	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLOCK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270084-001	OK	WASHITA	YEAKLEY, ROBERT A	CHESAPEAKE EXPLORATION LLC	4/30/2008	1111	36	I-2008-006009	011N	019W	0002

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 2: LOTS 1-24, BLOCK 49, ORIGINAL TOWNSITE OF FOSS AND A TRACT OF LAND IN THE SE/4 DESCRIBED AS BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SE/4 350' WEST OF THE SE/C SE/4, THENCE DUE WEST ALONG SOUTH LINE OF SE/4 390', THENCE DUE NORTH 110' TO THE CHANNEL OF TURKEY CREEK, THENCE NORTHWESTERNLY WITH THE MEANDERINGS OF TURKEY CREEK TO THE SOUTH LINE OF THE RR ROW, SAID POINT ROW TO THE POINT WHERE THE SAID ROW INTERSECTS THE EAST LINE OF WASHINGTON STREET, THENCE SOUTH ALONG EAST LINE OF WASHINGTON STREET TO THE SOUTH LINE OF SAID SE/4, BEING THE POINT OF BEGINNING, CONTAINING 6.69 ACRES

OK9270085-001	OK	WASHITA	FRANCO, SHERYL ANN CRYER	CHESAPEAKE EXPLORATION LLC	4/17/2008	1111	74	I-2008-006025	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-6, BLK 7, ORIGINAL TOWNSITE OF FOSS SURFACE TO 100' BLW S.E. OF DES MOINES FM.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270086-000	OK	WASHITA	PRICE II, TERRY VAUGHN & MENDY MICHELLE	CHESAPEAKE EXPLORATION LLC	5/7/2008	1111	289	I-2008-006102	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-24, BLOCK 12, ALL IN THE 1ST ADDITION TO THE TOWN OF FOSS
OK9270109-001	OK	WASHITA	AKRIDGE, PATSY CARLENE	CHESAPEAKE EXPLORATION LLC	2/5/2008	1104	82	I-2008-003380	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-20, BLOCK 36, ORIGINAL TOWNSITE OF FOSS
OK9270109-002	OK	WASHITA	MELVIN, JOHN & FANCHON REV LIV TR, FANCHON N MELVIN, TRST	CHESAPEAKE EXPLORATION LLC	2/5/2008	1104	238	I-2008-003441	011N	019W	0002	TOWNHSIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-20, BLOCK 36, ORIGINAL TOWN OF FOSS
OK9270109-003	OK	WASHITA	MELVIN, EDITH MARGARET LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	2/5/2008	1105	846	I-2008-004058	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-20, BLOCK 36, ORIGINAL TOWNSITE OF FOSS
OK9270180-000	OK	WASHITA	JOHNSON, STEVE & BRENDA	CHESAPEAKE EXPLORATION LLC	2/18/2008	1105	850	I-2008-004060	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 11-14, BLOCK 8, LOTS 22-27, BLOCK 16, 1ST ADDITION TO THE TOWN OF FOSS
OK9270181-000	OK	WASHITA	FIRST BAPTIST CHURCH OF FOSS	CHESAPEAKE EXPLORATION LLC	2/20/2008	1106	689	I-2008-004407	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 14, 1ST ADDITION TO THE TOWN OF FOSS
OK9270204-001	OK	WASHITA	WASHITA COUNTY SCHOOL DISTRICT #1-11	CHESAPEAKE EXPLORATION LLC	4/11/2008	1105	405	I-2008-003879	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOT 1-24, 1ST ADDITION TO THE TOWN OF FOSS SURFACE TO 100' BLW S.E. OF DES MOINES FM.
OK9270204-002	OK	WASHITA	JORDON, LENA MAE A/K/A LENA SANDERS JORDAN	CHESAPEAKE EXPLORATION LLC	5/12/2008	1118	489	I2008 008596	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-14, BLOCK 8, LOTS 13-24, BLOCK 21, LOTS 19-24, BLOCK 22, ALL IN THE ORGINAL TOWNSITE OF FOSS SURFACE TO 100' BLW S.E. OF DES MOINES FM
OK9270205-001	OK	WASHITA	JONES, JANET RUTH	CHESAPEAKE EXPLORATION LLC	5/12/2008	1118	765	I-2008-008715	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 19-24, BLOCK 22, IN THE ORIGINAL TOWNSITE OF FOSS SURFACE TO 100' BLW S.E. OF DES MOINES FM
OK9270207-001	OK	WASHITA	PRICE, RAY MARVIN	CHESAPEAKE EXPLORATION LLC	4/17/2008	1107	80	I-2008-004590	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLOCK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270207-002	OK	WASHITA	PRICE, LARRY LYNN REVOCABLE TRUST DTD 12/11/80	CHESAPEAKE EXPLORATION LLC	6/10/2008	1111	809	I-2008-006295	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLOCK 11, ALL IN THE 1ST ADDITION TO THE TOWN OF FOSS SURFACE TO 100' BLW S.E. OF DES MOINES FM
OK9270208-001	OK	WASHITA	OCC #555266/CD # 200803220	COI-CELLC	6/12/2008			UNRECORDED	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: ALL LTD TO BROWN DOLOMITE, PERMIAN GRANITE WASH, UPPER-TONKAWA (DOUGLAS), LOWER TONKAWA, & DES MOINES COMMON SOURCES OF SUPPLY
OK5128334-028	OK	WASHITA	FANNING, TERRI MARGENE MOUSE	CHESAPEAKE EXPLORATION LLC	1/19/2010	1162	368	1-2010-001632	011N	019W	0003	TOWNSHIP 11 NORTH – RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-029	OK	WASHITA	MOUSE, SAUNDRA & LESLIE MERVIN	CHESAPEAKE EXPLORATION LLC	1/19/2010	1160	423	1-2010-001068	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128334-030	OK	WASHITA	KENT, MONTE LYNN	CHESAPEAKE EXPLORATION LLC	2/17/2010	1164	269	I-2010-002354	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-031	OK	WASHITA	ALLAR COMPANY	CHESAPEAKE EXPLORATION LLC	4/1/2010	1169	414	I-2010-004176	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: LOTS 1-2, S/2 NE/4, SE/4, E/2 SW/4
OK5128334-032	OK	WASHITA	MOUSE, HEATHER A/K/A HEATHER KOEHN	CHESAPEAKE EXPLORATION LLC	4/29/2010	1174	492	I-2010-005883	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-033	OK	WASHITA	TOLIN, MELISSA	CHESAPEAKE EXPLORATION LLC	4/30/2010	1171	897	I-2010-005054	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-034	OK	WASHITA	WORD, GENIVE	CHESAPEAKE EXPLORATION LLC	5/3/2010	1174	476	I-2010-006879	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-035	OK	WASHITA	MOUSE, STEPHANIE	CHESAPEAKE EXPLORATION LLC	4/30/2010	1173	954	I-2010-005676	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-036	OK	WASHITA	GEUBELLE, STACEY MOUSE	CHESAPEAKE EXPLORATION LLC	5/19/2010	1173	942	I-2010-005673	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-037	OK	WASHITA	MOUSE, MARVIN ARTHUR	CHESAPEAKE EXPLORATION LLC	4/30/2010	1171	802	I-2010-005028	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-038	OK	WASHITA	MOUSE, MELANI M	CHESAPEAKE EXPLORATION LLC	4/30/2010	1171	806	I-2010-005029	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-039	OK	WASHITA	MOUSE, MONTE M	CHESAPEAKE EXPLORATION LLC	4/30/2010	1173	950	I-2010-005675	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-040	OK	WASHITA	MOUSE, LESLIE MERVIN & SAUNDRA	CHESAPEAKE EXPLORATION LLC	1/19/2010	1160	421	I-2010-001067	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-041	OK	WASHITA	MAP2003-NET	CHESAPEAKE EXPLORATION LLC	9/30/2010	1191	149	I-2011-000195	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: LOTS 1, 2, S/2 NE/4, SE/4, E/2 SW/4
OK9270760-000	OK	WASHITA	TAYLOR MANAGEMENT LLC	CHESAPEAKE EXPLORATION LLC	7/23/2010	1178	575	I-2010-007246	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: LOT 3 (40.32 ACRES), LOT 4 (40.40 ACRES), S/2 NW/4, W/2 SW/4
OK3530196-001	OK	WASHITA	FISHER, BARBARA J	CHESAPEAKE EXPLORATION LP	12/22/2006	1060	246	I-2007-001293	011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: S/2 SW/4
OK3530197-001	OK	WASHITA	SUMMERS, PATRICIA KAY	CHESAPEAKE EXPLORATION LP	1/2/2007	1060	243	I-2007-001292	011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: S/2 SE/4 LTD TO 24,569'
OK3530197-002	OK	WASHITA	JONES, JOHN O	CHESAPEAKE EXPLORATION LP	1/2/2007	1060	248	I-2007-001294	011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: S/2 SE/4 LTD TO 24,569'
OK5124325-002	OK	WASHITA	WHITE, HARVEY E ENTERPRISES	CHESAPEAKE EXPLORATION LP	5/30/2006	1042	169	I-2006-6063	011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: N/2 S/2
OK5124325-003	OK	WASHITA	ALLAR COMPANY	CHESAPEAKE EXPLORATION LP	8/28/2007	1083	987	I-2007-009915	011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: N/2 S/2 LTD TO 17,130
OK5124325-004	OK	WASHITA	SEIBOLD ENERGY CO, INC	CHESAPEAKE EXPLORATION LLC	12/13/2007	1097	69	I-2008-001053	011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: N/2 S/2, S/2 SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124329-012	OK	WASHITA	PENDLETON, DANNY L & SHIRLEY ANN	CHESAPEAKE EXPLORATION LP	3/31/2006	1050	331	I-2006-009123	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: N/2, LESS AND EXCEPT 3 TRACTS TOTALING 18.97 ACRES DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON SOUTH LINE OF HWY 66 AT INTERSECTION OF HWY 66 WITH EAST LINE OF NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG SOUTH LINE OF.HWY 66,1733'; THENCE SOUTH 92'; THENCE EAST 1601' TO EAST LINE OF SAID NE/4; THENCE NORTH 666' TO POB CONTAINING 14.97 ACRES M/L. AND LESS AND EXCEPT A PART OF NE/4 BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF NE/C OF SECTION 11; SAID POB BEING INTERSECTION OF NORTH ROW LINE OF U.S. HWY 66 AND WEST ROW LINE OF A COUNTY ROAD; THENCE NORTH 295'; THENCE SOUTH 69 DEGREES 45' WEST PARALLEL TO NORTH ROW LINE OF U.S. HWY 66 A DISTANCE OF 317'; THENCE SOUTH A DISTANCE OF 295' TO NORTH ROW LINE OF U.S. HWY 66; THENCE NORTH AND EAST ALONG SAID ROW LINE A DISTANCE OF 317' AND LESS AN EXCEPT A TRACT OF LAND BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF NE/C OF SECTION 11, SAID POINT BEING THE INTERSECTION OF NORTH ROW LINE OF HWY 66 AND WEST ROW LINE OF A COUNTY ROAD; THENCE SOUTH 69 DEGREES 45' WEST ALONG NORTH LINE OF U.S. HWY ROW A DISTANCE OF 317' TO POB; THENCE NORTH 208.7'; THENCE SOUTH 69 DEGREES 45' WEST PARALLEL WITH NORTH LINE OF ROW OF HWY 66 A DISTANCE OF 439.4'; THENCE SOUTH 208.7'; THENCE NORTH AND EAST ALONG SAID ROW LINE OF SAID HWY 66 A DISTANCE OF 439.4' TO POB CONTAINING 2.0 ACRES M/L

OK5124329-013	OK	WASHITA	KINDSFATHER, WILLIAM LEONARD	CHESAPEAKE EXPLORATION LP	2/17/2006	1035	874	I-2006-003662	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A 14.97 ACRE TRACT DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HIGHWAY 66 AT THE INTERSECTION OF HWY 66 WITH THE EAST LINE OF THE NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE SOUTH LINE OF HWY 6, 1733 FEET; THENCE SOUTH 92 FEET; THENCE EAST 1601 FEET TO THE EAST LINE OF SAID NE/4; THENCE NORTH 666 FEET TO THE POB CONTAINING 14.97 ACRES M/L

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124329-014	OK	WASHITA	WILSON, BILLY DEAN	CHESAPEAKE EXPLORATION LP	6/5/2006	1042	890	I-2006-6292	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: DESCRIPTION OF LANDS COVERED: N/2 LESS AND EXCEPT 3 TRACTS TOTALING 18.97 DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HWY 66 AT THE INTERSECTION OF HWY 66 WITH THE EAST LINE OF THE NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE SOUTH LINE OF HWY 66, 1733'; THENCE SOUTH 92'; THENCE EAST 160.1' TO THE EAST LINE OF SAID NE/4; THENCE NORTH 666' TO THE POB CONTAINING 14.97 ACRES M/L & LESS AND EXCEPT A PART OF THE NE/4 BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF THE NE/C OF SECTION 11; SAID POB BEING THE INTERSECTION OF THE NORTH ROW LINE OF US HWY 66 AND THE WEST ROW LINE OF A COUNTY ROAD; THENCE NORTH 295' THENCE SOUTH 69 DEGREES 45' WEST PARALLEL TO THE NORTH ROW LINE OF US HWY 66 A DISTANCE OF 317'; THENCE SOUTH A DISTANCE OF 295' TO THE NORTH ROW LINE OF US HWY 66; THENCE NORTH AND EAST ALONG SAID ROW LINE A DISTANCE OF 317' TO THE POB & LESS AND EXCEPT A TRACT OF LAND BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF THE NE/C OF SECTION 11, SAID POINT BEING THE INTERSECIION OF THE NORTH ROW LINE OF US HWY 66 AND THE WEST ROW LINE OF US HWY 66 AND THE WEST ROW LINE OF A COUNTY ROAD; THENCE SOUTH 69 DEGREES 45' WEST ALONG THE NORTH LINE OF US HWY ROW A DISTANCE OF 317' TO THE POB; THENCE NORTH 208.7': THENCE SOUTH 69 DEGREES 45' WEST PARALLEL '10 THE NORTH LINE OF THE ROW OF US HWY 66 A DISTANCE OF 4394'; THENCE SOUTH 208.7'; THENCE NORTH AND EAST ALONG SAID ROW LINE OF SAID US HWY 66 A DISTANCE OF 439.4' TO THE POB CONTAINING 10 ACRES M/L

LTD TO 17230'

OK5124329-015	OK	WASHITA	ROWLEY, JOLENE	CHESAPEAKE EXPLORATION LP	6/5/2006	1043	616	I-2006-6541	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: N/2 LESS AND EXCEPT 3 TRACTS TOTALING 18.97 DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HWY 66 AT THE INTERSECTION OF HWY 66 WITH THE EAST LINE OF THE NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE SOUTH LINE OF HWY 66, 1733'; THENCE SOUTH 92'; THENCE EAST 1601' TO THE EAST LINE OF SAID NE/4; THENCE NORTH 666' TO THE POB CONTAINING 14.97 ACRES M/L & LESS AND EXCEPT A PART OF THE NE/4 BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF THE NE/C OF SECTION 11; SAID POB BEING THE INTERSECTION OF THE NORTH R-O-W LINE OF US HWY 66 AND THE WEST R-O-W LINE OF A COUNTY ROAD; THENCE NORTH 295' THENCE SOUTH 69 DEGREES 45' WEST PARALLEL TO THE NORTH R-O-W LINE OF US HWY 66 A DISTANCE OF 317'; THENCE SOUTH A DISTANCE OF 295' TO THE NORTH R-O-W LINE OF US HWY 66; THENCE NORTH AND EAST ALONG SAID R-O-W LINE A DISTANCE OF 317' TO THE POB & LESS AND EXCEPT A TRACT OF LAND BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF THE NE/C OF SECTION 11, SAID POINT BEING THE INTERSECTION OF THE NORTH R-O-W LINE OF US HWY 66 AND THE WEST R-O-W LINE OF US HWY 66 AND THE WEST R-O-W LINE OF A COUNTY ROAD; THENCE SOUTH 69 DEGREES 45' WEST ALONG THE NORTH LINE OF US HWY R-O-W A DISTANCE OF 317' TO THE POB; THENCE NORTH 208.7'; THENCE SOUTH 69 DEGREES 45' WEST PARALLEL TO THE NORTH LINE OF THE R-O-W OF US HWY 66 A DISTANCE OF 439.4'; THENCE SOUTH 208.7'; THENCE NORTH AND EAST ALONG SAID R-O-W LINE OF SAID US HWY 66 A DISTANCE OF 439.4' TO THE POB CONTAINING 2.0 ACRES M/L.

LTD TO 17230'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124329-016	OK	WASHITA	DUGGER, GARY WAYNE, PATSY JOLENE ROWLEY AS AIF	CHESAPEAKE EXPLORATION LP	6/5/2006	1045	782	I-2006-007435	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: N/2 LESS AN EXCEPT 3 TRACTS TOTALING 18.97 DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON SOUTH LINE OF HWY 66 AT INTERSECTION OF HWY 66 WITH EAST LINE OF NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG SOUTH LINE OF HWY 66, 1733'; THENCE SOUTH 92'; THENCE EAST 1601' TO EAST LINE OF SAID NE/4; THENCE NORTH 666' TO POB CONTAINING 14.97 ACRES M/L & LESS AND EXCEPT A PART OF NE/4 BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF NE/C OF SECTION 11; SAID POB BEING INTERSECTION OF NORTH ROW LINE OF US HWY 66 AND WEST ROW LINE OF A COUNTY ROAD; THENCE NORTH 295' THENCE SOUTH 69 DEGREES 45' WEST PARALLEL TO NORTH ROW LINE OF US HWY 66 A DISTANCE OF 317'; THENCE SOUTH A DISTANCE OF 295' TO NORTH ROW LINE OF US HWY 66; THENCE NORTH AN EAST ALONG SAID ROW LINE A DISTANCE OF 317' TO POB & LESS AN EXCEPT A TRACT OF LAND BEGINNING AT A POINT 962.3' SOUTH & 40' WEST OF NE/C OF SECTION 11, SAID POINT BEING INTERSECTION OF NORTH ROW LINE OF US HWY 66 & WEST ROW LINE OF US HWY 66 & WEST ROW LINE OF A COUNTY ROAD; THENCE SOUTH 69 DEGREES 45' WEST ALONG NORTH LINE OF US HWY ROW A DISTANCE OF 317' TO POB; THENCE NORTH 208.7'; THENCE SOUTH 69 DEGREES 45' WEST PARALLEL TO NORTH LINE OF ROW OF US HWY 66 A DISTANCE OF 439.4'; THENCE SOUTH 208.7'; THENCE NORTH & EAST ALONG SAID ROW LINE OF SAID US HWY 66 A DISTANCE OF 439.4' TO POB CONTAINING 2.0 ACRES M/L.

LTD TO 17230'

OK5124329-017	OK	WASHITA	KARBER, DEBRA DEANN	CHESAPEAKE EXPLORATION LP	6/5/2006	1099	64	I-2008-001753	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: N/2 L/E 3 TRACTS TOTALING 18.97 DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HWY 66 AT THE INTERSECTION OF HWY 66 WITH THE E LINE OF THE NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE S LINE OF HWY 66, 1733; THENCE S 92'; THENCE E 1601' TO THE E LINE OF SAID NE/4; THENCE N 666' TO THE POB CONTAINING 14.97 ACRES M/L & L/E A PART OF THE NE/4 BEGINNING AT A POINT 962.3' S AND 40' W OF THE NE/C OF SECTION 11; SAID POB BEING THE INTERSECTION OF THE N ROW LINE OF US HWY 66 AND THE W ROW LINE OF A COUNTY ROAD; THENCE N 295' THENCE S 69° 45' WEST PARALLEL TO THE N ROW LINE OF US HWY 66 A DISTANCE OF 317; THENCE S A DISTANCE OF 295' TO THE N ROW LINE OF US HWY 66; THENCE N AND E ALONG SAID ROW LINE A DISTANCE OF 317' TO THE POB & LESS AND EXCEPT A TRACT OF LAND BEGINNING AT A POINT 962.3' SOUTH AND 40' W OF THE NE/C OF SECTION 11, SAID POINT BEING THE INTERSECTION OF THE N ROW LINE OF US HWY 66 AND THE WEST ROW LINE OF US HWY 66 AND THE W ROW LINE OF A COUNTY ROAD; THENCE S 69° 45' W ALONG THE N LINE OF US HWY ROW A DISTANCE OF 317' TO THE POB; THENCE N 208.7'; THENCE S 69° 45' W PARALLEL TO THE N LINE OF THE ROW OF US HWY 66 A DISTANCE OF 439.4'; THENCE S 208.7'; THENCE N AND E ALONG SAID ROW LINE OF SAID US HWY 66 A DISTANCE OF 439.4 TO THE POB CONTAINING 2.0 ACRES M/L.

LTD TO 17230'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124329-018	OK	WASHITA	CHILDRESS, GERALD D	CHESAPEAKE EXPLORATION LP	1/23/2007	1072	302	I-2007-005754	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A 14.97 ACRE TRACT DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HIGHWAY 66 AT THE INTERSECTION OF HWY 66 WITH THE EAST LINE OF THE NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE SOUTH LINE OF HWY 66, 1733'; THENCE SOUTH 92'; THENCE EAST 1601' TO THE EAST LINE OF SAID NE/4; THENCE NORTH 666' TO THE P.O.B. CONTAINING 14.97 ACRES.

OK5124329-019	OK	WASHITA	PACE, LINDA J	CHESAPEAKE EXPLORATION LP	1/23/2007	1067	147	I-2007-003931	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A 14.97 ACRE TRACT DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE S LINE OF HWY 66 AT THE INTERSECTION OF HWY 66 WITH THE E LINE OF THE NE/4, THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE S LINE OF HWY 66, 1733', THENCE S 92', THENCE E 1601' TO THE E LINE OF SAID NE/4, THENCE N 666' TO THE POB

OK5124329-020	OK	WASHITA	KARBER, DEBRA DEANN	CHESAPEAKE EXPLORATION LLC	6/19/2007	1099	64	I-2008-001753	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: N/2, L & E A TRACT DESCRIBED AS BEGINNING AT A POINT OF 962.3' SOUTH & 40' WEST OF THE NE/C NE/4, BEING THE INTERSECTION OF THE NORTH ROW LINE OF HWY 66 & THE WEST ROW LINE OF A COUNTY RD; THENCE SOUTH 69''45' WEST ALONG THE NORTH ROW LINE OF HWY 66A DISTANCE OF 317' TO THE POB; THENCE NORTH 208.7', THENCE SOUTH 69''45' WEST (OR PARALLEL WITH THE NORTH ROW LINE OF HWY 66) A DISTANCE OF 439.4, THENCE SOUTH 208.7'M THENCE NORTH & EAST ALONG SAID ROW A DISTANCE OF 439.4 TO THE POB, CONTAINING 2.1052 AC , M/L; L & E A TRACT DESCRIBED AS BEGINNING AT A POINT ON THE SOUTH LINE OF HWY 66, AT THE INTERSECTION OF HWY 66, WITH THE EAST LINE OF THE NE/4, THENCE SOUTHWESTERLY ALONG THE SOUTH LINE OF HWY 66 A DISTANCE OF 1,733', THENCE SOUTH 92', THENCE EAST 1,601' TO A POINT ON THE EAST LINE OF THE NE/4, THENCE NORTH 666' TO THE POB, CONTAINING 13.9297 ACRES, M/L

IT IS THE INTENT OF THE LESSOR TO NOT LEASE & TO RETAIN FOR PARTICIPATION PURPOSES 3.515 NET MINERAL ACRES.

LTD TO 17,230'

OK5124329-021	OK	WASHITA	WRIGHT, JOHNIE BYRON, A/ K/A JOHNIE BYRON WRIGHT	CHESAPEAKE EXPLORATION LLC	11/13/2007	1092	222	I-2007-012797	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A 14.97 AC TRACT BEGINNING AT POINT ON THE S LINE OF HWY 66 AT INTERSECTION OF HWY 66 WITH E LINE OF NE/4, THENCE IN SOUTHWESTERLY DIRECTION ALONG S LINE OF HWY 66, 1733', THENCE S 92', THENCE E 1601' TO E LINE OF SAID NE/4, THENCE N 666' TO POB

LTD TO SURFACE TO BASE OF DES MOINES FM

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124329-022	OK	WASHITA	VALENTINE, MICHAEL RAY	CHESAPEAKE EXPLORATION LLC	11/16/2007	1097	300	I-2008-001145	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A 14.97 AC TRACT DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HWY 66 AT THE INTERSECTION OF HWY 66 WITH THE EAST LINE OF THE NE/4, THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE SOUTH LINE OF HWY 66, 1733 FT, THENCE SOUTH 92 FT, THENCE EAST 1601 FT TO THE EAST LINE OF SAID NE/4, THENCE NORTH 666 FT TO THE POB CONTAINING 14.97 AC M/L.

OK5124329-023	OK	WASHITA	BUTLER, MARY DAVIS	CHESAPEAKE EXPLORATION LLC	11/30/2007	1095	733		011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A 14.97 AC TRACT DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HIGHWAY 66 AT THE INTERSECTION OF HWY 66 WITH THE EAST LINE OF THE NE/4, THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE SOUTH LINE OF HWY 66, 1733', THENCE SOUTH 92', THENCE EAST 1601' TO THE EAST LINE OF SAID NE/4, THENCE NORTH 666' TO THE POB

OK5124329-024	OK	WASHITA	ASHLEY, ANNE DAVIS	CHESAPEAKE EXPLORATION LLC	11/20/2007	1098	1023	I-2008-001726	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: BEGINNING ON THE S LINE OF HWY 66 AT THE INTERSECTION OF HWY 66 WITH THE E LINE OF THE NE/4, THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE S LINE OF HWY 66, 1733', THENCE S 92', THENCE E 1601' TO THE E LINE OF SAID NE/4, THENCE N 666' TO THE POB

OK9270245-001	OK	WASHITA	MAXWELL, JACK D, A/K/A TUCK MAXWELL	CHESAPEAKE EXPLORATION LLC	4/1/2008	1125	778	I-2008-011285	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A TRACT DESCRIBED AS BEGINNING AT A POINT ON THE SOUTH LINE OF HIGHWAY 66, AT THE INTERSECTION OF HIGHWAY 66 WITH THE EAST LINE OF THE NE/4, THENCE SOUTHWESTERLY ALONG THE SOUTH LINE OF HIGHWAY 66 A DISTANCE OF 1,733', THENCE SOUTH 92', THENCE EAST 1,601' TO THE EAST LINE, THENCE NORTH 666' TO THE POB

OK9270245-002	OK	WASHITA	MAXWELL, JOHN D	CHESAPEAKE EXPLORATION LLC	4/1/2008	1125	780	I-2008-011286	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A TRACT DESCRIBED AS BEGINNING AT A POINT ON THE SOUTH LINE OF HIGHWAY 66, AT THE INTERSECTION OF HIGHWAY 66 WITH THE EAST LINE OF THE NE/4, THENCE SOUTHWESTERLY ALONG THE SOUTH LINE OF THE HIGHWAY 66 A DISTANCE OF 1,733', THENCE SOUTH 92', THENCE EAST 1,601' TO THE EAST LINE, THENCE NORTH 666' TO THE POB

OK9270245-003	OK	WASHITA	OCC #547304/CD #200707053	COI-CELLC	12/3/2007				011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: ALL BROWN DOLOMITE, DES MOINES, HOXBAR, PERMIAN GRANIT WASH, LOWER TONKAWA & UPPER TONKAWA (DOUGLAS) SEPARATE COMMON SOURCES OF SUPPLY

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270245-004	OK	WASHITA	CLUCK, MADELINE LIV TR DTD 4/6/84, MADELINE CLUCK, TRST	SUPERIOR ENERGY, LLC	7/24/2006	1063	752		011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: S/2 SW/4
OK3530221-001	OK	WASHITA	DORCHESTER MINERALS OKLAHOMA LP	CHESAPEAKE EXPLORATION LP	4/12/2007	1068	884	I-2007-004550	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4, NE/4, LESS 15 ACRES DESCRIBED AS FOLLOWS: BEGINNING AT THE NW CORNER OF SAID SECTION, THENCE 40 RODS EAST, THEN 60 RODS SOUTH, THEN 40 RODS WEST, THENCE 60 RODS NORTH TO THE POB

LTD TO 17,120' - BRANSON 1-1H

OK3530221-002	OK	WASHITA	MEKUSUKEY OIL COMPANY, INC	WARD PETROLEUM CORP	6/14/2006	1040	713	I-2006-005546	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4, NE/4 L/E TRACT OF LAND CONTAINING 15 AC, MOL, DESCRIBED AS FOLLOWS: BEGINNING AT NW/C OF NE/4, THENCE S 60 RODS, THENCE E 40 RODS, THENCE N 60 RODS, THENCE W 40 RODS TO POB

OK3530221-003	OK	WASHITA	GLADSTONE ROYALTIES LLC	CHESAPEAKE EXPLORATION LLC	11/9/2007	1090	994	I-2007-012463	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: NE/4, E/2 SE/4, L/E 2 TRACTS. TRACT 7 - A TRACT BEGINNING NW/C NE/4, THENCE S 60 RODS, THENCE E 40 RODS, THENCE N 60 RODS, THENCE W 40 RODS TO THE POB, L/E TRACTS 8 AND 9, CONTAINING 4.75, MORE OR LESS

TRACT 8 - A TRACT BEGINNING AT A POINT ON THE WEST LINE OF NW/4 NE/4 THAT IS 33' S OF NW/4 NE/4, THENCE S 373.4' TO POINT ON PRESENT ROW LINE OF US HWY 66, THENCE NORTHEASTERLY ALONG ROW ON A CURVE TO LEFT HAVING A RADIUS OF 11,334.2' A DISTANCE OF 530.2' TO POINT 33' S OF N LINE OF NW/4 NE/4, THENCE W 374.3' TO POB, AND A TRACT BEGINNING AT POINT ON PRESENT S ROW LINE OF US HWY N 66 A DISTANCE OF 161.2' S OF N LINE AND 660' E OF W LINE OF NW/4 NE/4, THENCE SOUTHWESTERLY ALONG SAID ROW LINE ON A CURVE TO RIGHT HAVING RADIUS OF 11,619' A DISTANCE OF 346.7' TO POINT ON UNDERGROUND CABLE OF AT&T COMPANY, THENCE N 87°38' E ALONG SAID CABLE A DISTANCE OF 248' TO POINT 660' E OF W LINE OF NW/4 NE/4, THENCE N A DISTANCE OF 229.1' TO POB

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124304-004	OK	WASHITA	PITZER, OMA JUNE LIVING TRUST, A REV TR DTD 6/17/98	CAPITAL LAND SERVICES, INC	12/10/2004	976	564		011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: W/2 SE/4, NW/4, L/E A TRACT IN THE NW/4 DESCRIBED AS FOLLOWS: BEGINNING AT THE NW/C OF SAID NW/4; THENCE SOUTH 1335' TO THE NW/C OF FOSS CEMETERY; THENCE NORTH 88 DEGREES EAST 497'; THENCE SOUTH 15 DEGREES EAST 467'; THENCE NORTH 74 DEGREES EAST 444.5'; THENCE NORTH 18.5 DEGREES WEST 366'; THENCE NORTH 31 DEGREES WEST 288'; THENCE THENCE NORTH 21 DEGREES WEST 546'; THENCE NORTH 31 DEGREES WEST 421.5'; THENCE NORTH 15 DEGREES WEST 246' TO THE NORTH BOUNDARY LINE OF SAID NW/4, THENCE WEST ALONG NORTH BOUNDARY LINE 95' TO THE POB

OK5124304-005	OK	WASHITA	PROSPECT COMPANY	SCOUT ROYALTY CORP	10/21/2004	906	935	I-2004-007645	011N	019W	0012	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 12: W/2 SE/4, NW/4
OK5124304-006	OK	WASHITA	PITZER, OMA JUNE LIVING TRUST	CHESAPEAKE EXPLORATION LP	1/8/2007	1060	237	I-2007-001290	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: W/2 SE/4 & NW/4

L & E 2 METES & BOUNDS TRACTS IN NW/4, #1 BEING 5.3 AC MORE ACCURATELY DESC IN THAT CERTAIN WARRANTY DEED DATED 4/2/1905 BETWEEN JAMES DAVIS, ETUX, AS GRANTOR, TO THE TOWN OF FOSS, AS GRANTEE, RECORDED AT BOOK 14, PAGE 293. #2 BEING 2.2 AC MORE ACCURATELY DESC IN THAT CERTAIN WARRANTY DEED DATED 4/15/1976 FROM H.W. PITZER & OMA JUNE PITZER, AS GRANTOR, TO BEN BRANSON & KAY BRANSON, H&W, AS GRANTEE, RECORDED AT BOOK 450, PAGE 185.

LTD TO 16,900'

OK5124304-007	OK	WASHITA	PITZER, H W LIVING TR DTD 06/17/98	CHESAPEAKE EXPLORATION LP	1/8/2007	1060	240	I-2007-001291	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: W/2 SE/4 & NW/4

L & E 2 METES & BOUNDS TRACTS IN NW/4, #1 BEING 5.3 AC MORE ACCURATELY DESC IN THAT CERTAIN WARRANTY DEED DATED 4/2/1905 BETWEEN JAMES DAVIS, ETUX, AS GRANTOR, TO THE TOWN OF FOSS, AS GRANTEE, RECORDED AT BOOK 14, PAGE 293. #2 BEING 2.2 AC MORE ACCURATELY DESC IN THAT CERTAIN WARRANTY DEED DATED 4/15/1976 FROM H.W. PITZER & OMA JUNE PITZER, AS GRANTOR, TO BEN BRANSON & KAY BRANSON, H&W, AS GRANTEE, RECORDED AT BOOK 450, PAGE 185.

LTD TO 16,900'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124304-008	OK	WASHITA	JONES, MICHAEL ALAN	WARD PETROLEUM CORP	12/11/2006	1056	555	I-2006-011439	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: A 15.5 AC TRACT IN THE NW/4 OF SAID SECTION DESCRIBED AS FOLLOWS: BEGINNING AT INTERSECTION OF THE EAST ROW LINE & OVERFLOW CHANNEL FOR SAND CREEK ALONG STATE HIGHWAY 44 (SH-44) BEARING S 00°48'42” W 29.58’ & S 89° 11' L8” E 50.03’ FROM NW/C OF SAID NW/4, THENCE ALONG SAID E ROW LINE S 00° 48'42” W 763.04’ & S 44° 11' L8” E 118.37’ TO A POINT ON THE NORTHERLY ROW LINE OF USROUTE 66 (US-66), THENCE N 69° 35' 00” E 378.87’ ALONG SAID NORTHERLY ROW LINE TO CENTERLINE OF SAID SAND CREEK, THENCE ALONG SAID CENTERLINE OF SAND CREEK N 24° DEGREES 51' 57” W 316.16’, THENCE N 26° DEGREES 10' 03” W 75.65’, THENCE N 35° 33' 40” W 181.41’, THENCE N 20 ° 03' 36” W 75.24’ & N 15° 43' 00” W 137.79’, THENCE N 83° 45' 52” W 92.38’TO POB, TOGETHER WITH ANY AND ALL ACCRETION AND RIPARIAN RIGHTS PERTAINING THERETO, ALSO: THE NW/4: L/E THE FOLLOWING DESCRIBED TRACTS OF LAND: BEGINNING AT NW/C OF SAID SECTION, THENCE S 1,335’ALONG

W BOUNDARY LINE OF SAID SECTION TO NW/C OF FOSS CEMETERY, THENCE

N88 ° 00 'E 497’, THENCE S 15° 00' E 467’, THENCE N 74° 00' E 444.4’, THENCE N 18.5° S 00' W 366’, THENCE N 31° S 00' W 288’, THENCE N 21° 00' W 546’, THENCE N 31° 00' W 421.5’, THENCE N 15° S 00' W 246’ TO N BOUNDARY LINE OF SAID SECTION 12, THENCE W 95’ ALONG SAID N BOUNDARY LINE TO POB & BEGINNING AT SW/C OF SAID NW/4, THENCE N ON THE SECTION LINE 12 CHAINS, 48’, 4” TO SW/C OF CEMETERY FOR A POB THENCE E 7 CHAINS, 36’, THENCE N PARALLEL W/ SECTION LINE 7 CHAINS, 6’, 8”, THENCE W TO SECTION LINE 7 CHAINS, 36’, THENCE S ON SECTION LINE 7 CHAINS, 6’, 8” TO SW/C OF CEMETERY; OF SAID SECTION, CONTAINING 137.00 ACRES, MOL

OK5124304-009	OK	WASHITA	JONES, LEWIS B	WARD PETROLEUM CORP	12/11/2006	1056	557	I-2006-011440	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: A 15.5 AC TRACT IN THE NW/4 OF SAID SECTION DESCRIBED AS FOLLOWS: BEGINNING AT INTERSECTION OF THE EAST ROW LINE & OVERFLOW CHANNEL FOR SAND CREEK ALONG STATE HIGHWAY 44 (SH-44) BEARING S 00°48'42” W 29.58’ & S 89° 11' L8” E 50.03’ FROM NW/C OF SAID NW/4, THENCE ALONG SAID E ROW LINE S 00° 48'42” W 763.04’ & S 44° 11' L8” E 118.37’ TO A POINT ON THE NORTHERLY ROW LINE OF USROUTE 66 (US-66), THENCE N 69° 35' 00” E 378.87’ ALONG SAID NORTHERLY ROW LINE TO CENTERLINE OF SAID SAND CREEK, THENCE ALONG SAID CENTERLINE OF SAND CREEK N 24° DEGREES 51' 57” W 316.16’, THENCE N 26° DEGREES 10' 03” W 75.65’, THENCE N 35° 33' 40” W 181.41’, THENCE N 20 ° 03' 36” W 75.24’ & N 15° 43' 00” W 137.79’, THENCE N 83° 45' 52” W 92.38’TO POB, TOGETHER WITH ANY AND ALL ACCRETION AND RIPARIAN RIGHTS PERTAINING THERETO ALSO:

THE NW/4: L/E THE FOLLOWING DESCRIBED TRACTS OF

LAND: BEGINNING AT NW/C OF SAID SECTION, THENCE S 1,335’ALONG

W BOUNDARY LINE OF SAID SECTION TO NW/C OF FOSS CEMETERY, THENCE

N88 ° 00 'E 497’, THENCE S 15° 00' E 467’, THENCE N 74° 00' E 444.4’, THENCE N 18.5° S 00' W 366’, THENCE N 31° S 00' W 288’, THENCE N 21° 00' W 546’, THENCE N 31° 00' W 421.5’, THENCE N 15° S 00' W 246’ TO N BOUNDARY LINE OF SAID SECTION 12, THENCE W 95’ ALONG SAID N BOUNDARY LINE TO POB & BEGINNING AT SW/C

OF SAID NW/4, THENCE N ON THE SECTION LINE 12 CHAINS, 48’, 4” TO SW/C OF CEMETERY FOR A POB THENCE E 7 CHAINS, 36’, THENCE N PARALLEL W/ SECTION LINE 7 CHAINS, 6’, 8”, THENCE W TO SECTION LINE 7 CHAINS, 36’, THENCE S ON SECTION LINE 7 CHAINS, 6’, 8” TO SW/C OF CEMETERY; OF SAID SECTION, CONTAINING 137.00 ACRES, MOL

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129653-000	OK	WASHITA	BRANSON, BEN & KAY 2000 REV TRUST DTD 2/17/00	CHESAPEAKE EXPLORATION LP	3/29/2005	1013	269	I-2005-004112	011N	019W	0012

TOWNSHIP 11 NORTH, RANGE 19 WEST

SECTION 12: A TRACT LYING WITHIN THE NW/4 DESCRIBED AS FOLLOWS: BEGINNING AT A POINT 1,335.0' S AND 41.60' E OF NW/C NW/4, THENCE N 88° 00' E ALONG THE N LINE OF THE FOSS CEMETARY 312', THENCE N 2° 00' E 382.7' TO A POINT 20' SOUTHWESTERLY FROM THE SOUTHERLY R-O-W LINE OF OLD HIGHWAY US 66, THENCE S 68° 53' W PARALLEL TO AND 20' SOUTHEASTERLY FROM SAID R-O-W 185', THENCE S 45° 04' W AND ALONG SAID R-O-W LINE 216', THENCE S AND ALONG THE EASTERLY R-O-W LINE OF A COUNTY ROAD 174' TO POB.

OK9270059-001	OK	WASHITA	SCHULTZE, DAVID L A/ K/A DAVID L SCHULTZ	WARD PETROLEUM CORP	3/21/2006	1032	373	I-2006-002303	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4, A TRACT OF LAND IN NE/4 BEGINNING AT A POINT 60 RODS S OF NW/C OF NE/4, THENCE E 40 RODS, THENCE N TO A POINT WHERE THE UNDERGROUND CABLE OF AMERICAN TELEPHONE & TELEGRAPH CO BISECTS THE LINE OF SAID QTR SECTION THENCE S TO POB NE/4, L/E A TRACT OF LAND CONTAINING 15.0 AC, MOL,BEGINNING AT NW/C OF NE/4, THENCE S 60 RODS, THENCE 3 40 RODS, THENCE N 60 RODS, THENCE W 40 RODS TO POB

WELLBORE TRACT LTD TO 16800'

OK9270059-002	OK	WASHITA	MARCOTTE, CATHERINE SCHULTZE	WARD PETROLEUM CORP	3/21/2006	1032	375	I-2006-002304	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4, A TRACT OF LAND IN NE/4 BEGINNING AT A POINT 60 RODS S OF NW/C OF NE/4, THENCE E 40 RODS, THENCE N TO A POINT WHERE THE UNDERGROUND CABLE OF AMERICAN TELEPHONE & TELEGRAPH CO BISECTS THE LINE OF SAID QTR SECTION THENCE S TO POB NE/4, L/E A TRACT OF LAND CONTAINING 15.0 AC, MOL,BEGINNING AT NW/C OF NE/4, THENCE S 60 RODS, THENCE 3 40 RODS, THENCE N 60 RODS, THENCE W 40 RODS TO POB

WELLBORE TRACT LTD TO 16800'

OK9270059-003	OK	WASHITA	PLAYFORD, MELANIE WALLER	WARD PETROLEUM CORP	3/21/2006	1033	214	I-2006-002620	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4, A TRACT OF LAND IN NE/4 BEGINNING AT A POINT 60 RODS S OF NW/C OF NE/4, THENCE E 40 RODS, THENCE N TO A POINT WHERE THE UNDERGROUND CABLE OF AMERICAN TELEPHONE & TELEGRAPH CO BISECTS THE LINE OF SAID QTR SECTION THENCE S TO POB, NE/4, L/E A TRACT OF LAND CONTAINING 15.0 AC, MOL,BEGINNING AT NW/C OF NE/4, THENCE S 60 RODS, THENCE 3 40 RODS, THENCE N 60 RODS, THENCE W 40 RODS TO POB

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270059-004	OK	WASHITA	MCMAHAN, JOSHUA	WARD PETROLEUM CORP	3/31/2006	1034	896	I-2006-003320	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4, A TRACT OF LAND IN NE/4 BEGINNING AT A POINT 60 RODS S OF NW/C OF NE/4, THENCE E 40 RODS, THENCE N TO A POINT WHERE THE UNDERGROUND CABLE OF AMERICAN TELEPHONE & TELEGRAPH CO BISECTS THE LINE OF SAID QTR SECTION THENCE S TO POB, NE/4, L/E A TRACT OF LAND CONTAINING 15.0 AC, MOL,BEGINNING AT NW/C OF NE/4, THENCE S 60 RODS, THENCE 3 40 RODS, THENCE N 60 RODS, THENCE W 40 RODS TO POB

WELLBORE TRACT LTD TO 16800'

OK9270059-006	OK	WASHITA	MARCOTTE, CATHERINE SCHULTZ	CHESAPEAKE EXPLORATION LLC	11/25/2009	1157	828	I-2010-000117	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4 & A TRACT OF LAND IN NE/4 MPD AS BEG @ A POINT 60 RODS SOUTH OF THE NW/C OF SAID NE/4; THENCE EAST 40 RODS; THENCE NORTH TO A POINT WHERE THE UNDERGROUND CABLE OF THE AMERICAN TELEPHONE & TELEGRAGH COMPANY BISECTS THE LINE, THENCE WEST ALONG SAID UNDERGROUD CABLE TO THE WEST BOUNDARY LINE OF SAID QUARTER SECTION, THENCE SOUTH TO POB & NE/4 LESS AND EXCEPT A TRACT OF LAND CONTAINING 15.00 ACRES MORE OR LESS, DESCRIBED BY METES AND BOUNDS AS FOLLOWS: BEGINNING AT THE NW/C OF NE/4; THENCE SOUTH 60 RODS; THENCE EAST 40 RODS THENCE NORTH 60 RODS; THENCE WEST 40 RODS TO POB INSOFAR AND ONLY INSOFAR AS IT COVERS RIGHT BELOW THE BASE OF THE DES MOINES FORMATION.

OK9270059-007	OK	WASHITA	OCHOA, MELANIE WALLER PLAYFORD	CHESAPEAKE EXPLORATION LLC	11/25/2009	1157	831	I-2010-000118	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4 AND A TRACT OF LAND IN NE/4 MPD AS BEG AT A POINT 60 RODS SOUTH OF THE NW/C OF SAID NE/4; THENCE EAST 40 RODS; THENCE NORTH TO A POINT WHERE THE UNDERGROUND CABLE OF THE AMERICAN TELEPHONE AND TELEGRAPH COMPANY BISECTS THE LINE, THENCE WEST ALONG SAID UNDERGROUND CABLE TO THE WEST BOUNDARY LINE OF SAID QUARTER SECTION, THENCE SOUTH TO POB, NE/4 LESS AND EXCEPT A TRACT OF LAND CONTAINING 15.00 ACRES MORE OR LESS, DESCRIBED BY METES AND BOUNDS AS FOLLOWS: BEG AT THE NW/C OF NE/4; THENCE SOUTH 60 RODS; THENCE EAST 40 RODS; THENCE NORTH 60 RODS; THENCE WEST 40 RODS TO POB INSOFAR AND ONLY INSOFAR AS IT COVERS RIGHT BELOW THE BASE OF THE DES MOINES FORMATION.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270059-008	OK	WASHITA	MCMAHAN, JOSHUA	CHESAPEAKE EXPLORATION LLC	11/25/2009	1178	98	I-2010-007074	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4 & A TRACT OF LAND IN NE/4 MPD AS BEG @ A POINT 60 RODS S OF NW/C OF SAID NE/4; THENCE E 40 RODS; THENCE N TO A POINT WHERE THE UNDERGROUND CABLE OF THE AMERICAN TELEPHONE & TELEGRAPH COMPANY BISECTS THE LINE; THENCE W ALONG SAID UNDERGROUND CABLE TO THE W BOUNDARY LINE OF SAID QUARTER SECTION, THENCE S TO POB; NE/4 L/E A TRACT OF LAND CONTAINING 15 ACS M/L, DESCRIBED BY METES AND BOUNDS AS FOLLOWS: BEGINNING AT THE NW/C OF NE/4; THENCE S 60 RODS; THENCE E 40 RODS; THENCE N 60 RODS; THENCE W 40 RODS TO POB INSOFAR AND ONLY INSOFAR AS IT COVERS RIGHT BELOW THE BASE OF THE DES MOINES FORMATION

OK9270060-002	OK	WASHITA	BERGE, FRANCES ANN	WARD PETROLEUM CORP	10/11/2006	1051	493	I-2006-009561	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: S/2 SW/4
OK9270060-004	OK	WASHITA	YATES, MAXINE FAYE	WARD PETROLEUM CORP	10/11/2006	1051	495	I-2006-009563	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: S/2 SW/4
OK9270060-005	OK	WASHITA	ROBINSON, STELLA	WARD PETROLEUM CORPORATION	8/13/2007	1078	463	I-2007-007960	011N	019W	0012	INSOFAR AND ONLY INSOFAR AS LEASE COVERS TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: S/2 SW/4 WELLBORE TRACT LTD TO 16,800'
OK9270061-001	OK	WASHITA	MURRAY, DARREN	WARD PETROLEUM CORP	4/14/2004	985	490	I-2004-003597	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: N/2 SW/4 WELLBORE TRACT LTD TO 17,220' - BRANSON 1-1H
OK9270061-002	OK	WASHITA	THACHER, JOHN H ET AL	WARD PETROLEUM CORP	8/1/2005	1019	485	I-2005-006585	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: N/2 SW/4
OK9270061-003	OK	WASHITA	LANG, JOHN HANNA A/K/A JOHN H LANG	WARD PETROLEUM CORP	8/9/2005	1022	95	I-2005-007573	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: N/2 SW/4
OK9270061-004	OK	WASHITA	PILSBURY, BETTY F	WARD PETROLEUM CORP	11/8/2006	1054	597	I-2006-010788	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: N/2 SW/4
OK9270061-005	OK	WASHITA	BUFFALO RIDGE FARMS, LLC	WARD PETROLEUM CORPORATION	10/5/2007	1084	641	I-2007-010169	011N	019W	0012	INSOFAR AND ONLY INSOFAR AS LEASE COVERS TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: N/2 SW/4 LTD TO 16,800'
OK9270061-006	OK	WASHITA	MACDONALD OIL & GAS, LLC	CHESAPEAKE EXPLORATION LLC	11/13/2009	1156	240	I-2009-009605	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: N/2 SW/4, INSOFAR AS IT COVERS RIGHTS BELOW 12,468'
OK9270062-003	OK	WASHITA	OCC #544634/CD#200705697	CHESAPEAKE EXPLORATION LLC	9/25/2007				011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: ALL LTD TO DES MOINES, UPPER TONKAWA, LOWER TONKAWA & HOXBAR SEPARATE COMMON SOURCES OF SUPPLY
OK3530291-009	OK	WASHITA	KNIGHT JR, MARY SUE & FRANK	CHESAPEAKE EXPLORATION LLC	10/3/2007	1090	82	I-2007-012133	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK3530291-010	OK	WASHITA	BONNY, JACK & JANET	CHESAPEAKE EXPLORATION LLC	9/13/2007	1090	86	I-2007-012135	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NE/4, SW/4 NE/4 LTD TO 16,950'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3530291-011	OK	WASHITA	NUTLEY, NORMA SHARLENE	CHESAPEAKE EXPLORATION LLC	9/13/2007	1092	226	I-2007-012798	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NE/4, SW/4 NE/4
OK3530291-012	OK	WASHITA	JORDAN, GLENDA E	CHESAPEAKE EXPLORATION LLC	10/20/2007	1094	430	I-2008-000139	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NE/4, SW/4 NE/4 LTD TO 16,950'
OK3530291-013	OK	WASHITA	AUSTIN, RICKY	CHESAPEAKE EXPLORATION LLC	11/5/2007	1092	247	I-2007-012807	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK3530291-016	OK	WASHITA	OHARA, LINDA	CHESAPEAKE EXPLORATION LLC	11/30/2007	1095	738	I-2008-000567	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4 LTD TO 100' BELOW S.E. OF DES MOINES FM (16,950)
OK3530291-018	OK	WASHITA	CEKOSKY, ROBERT ANTHONY	CHESAPEAKE EXPLORATION LLC	11/16/2007	1095	741	I-2008-000568	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK3530291-019	OK	WASHITA	BIZZELL, SUZANNE, ROBERT M BIZZELL, AIF	CHESAPEAKE EXPLORATION LLC	11/30/2007	1095	743	I-2008-000569	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4; SE/4 NE/4 LTD TO 100' BELOW S.E. OF DES MOINES FM (16,950)
OK3530291-020	OK	WASHITA	BIZZELL, ROBERT M	CHESAPEAKE EXPLORATION LLC	11/30/2007	1095	735	I-2008-000566	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4 LTD TO 100' BELOW S.E. OF DES MOINES FM
OK3530291-022	OK	WASHITA	SMITH, DENNIS AUSTIN	CHESAPEAKE EXPLORATION LLC	11/5/2008	1128	615	I-2009-000301	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK3530291-023	OK	WASHITA	BIZZELL LIVING TRUST DATED OCTOBER 27, 1993	CHESAPEAKE EXPLORATION LLC	11/11/2007	1092	229	I-2007-012799	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: SE/4 NE/4 LTD TO 100' BELOW S.E. OF DES MOINES FM (16,950')
OK5128392-008	OK	WASHITA	CLARK FAMILY MINERAL RIGHTS IRREVOCABLE LIVING TRUST	CHESAPEAKE EXPLORATION LP	10/12/2006	1052	59	I-2006-009813	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NW/4
OK5128392-009	OK	WASHITA	CLARK, CHRISTOPHER J REVOCABLE LIVING TRUST	CHESAPEAKE EXPLORATION LP	10/12/2006	1052	63	I-2006-009815	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NW/4
OK5128392-010	OK	WASHITA	BLM - OK NM 118189	CHESAPEAKE EXPLORATION LP	5/25/2007	1072	427	I-2007-005805	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4
OK5128392-011	OK	WASHITA	FORRESTER, MAURINE REV TR, DTD 5/1/81	CHESAPEAKE EXPLORATION LLC	7/27/2007	1081	563	I-2007-009034	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-012	OK	WASHITA	ROGERS, JERRY WAYNE	CHESAPEAKE EXPLORATION LLC	7/31/2007	1083	572	I-2007-009756	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-013	OK	WASHITA	GOODEN, BILLIE JO	CHESAPEAKE EXPLORATION LLC	8/20/2007	1083	872	I-2007-009863	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-014	OK	WASHITA	HARDWAY, ROGER	CHESAPEAKE EXPLORATION LLC	8/30/2007	1086	753	I-2007-010878	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-015	OK	WASHITA	COOPER, LAWANNA FERN ROGERS	CHESAPEAKE EXPLORATION LLC	7/31/2007	1087	233	I-2007-011062	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-016	OK	WASHITA	MAXWELL, JAMES LEWIS	CHESAPEAKE EXPLORATION LLC	7/31/2007	1087	230	I-2007-011061	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128392-017	OK	WASHITA	HULS, GLENNA	CHESAPEAKE EXPLORATION LLC	7/27/2007	1083	878	I-2007-009865	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-018	OK	WASHITA	KETTEMAN, ANNA JEAN	CHESAPEAKE EXPLORATION LLC	7/31/2007	1083	875	I-2007-009864	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-019	OK	WASHITA	DAWSON, CAROLYN	CHESAPEAKE EXPLORATION LLC	8/30/2007	1089	417	I-2007-011869	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NW/4 LTD TO 16,950'
OK5128392-020	OK	WASHITA	TYNER, SANDRA M REV TR AGREEMENT, SANDRA M TYNER TRST	CHESAPEAKE EXPLORATION LLC	8/30/2007	1087	75	I-2007-011006	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NW/4. LTD TO 16,950'
OK5128453-002	OK	WASHITA	DIGGS, ROBERTA ANN & BILLY HOYLE	CHESAPEAKE EXPLORATION LP	4/30/2007	1070	958	I-2007-005301	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: SE/4 SW/4, W/2 SE/4
OK5128453-003	OK	WASHITA	AUSTIN, HAYDEN GENE & WILMA JANE P	CHESAPEAKE EXPLORATION LP	6/11/2007	1075	631	I-2007-006934	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 SE/4, SE/4 SW/4 LTD TO 16,950'
OK5128453-004	OK	WASHITA	PENDLETON, SHIRLEY	CHESAPEAKE EXPLORATION LLC	7/27/2007	1081	566	I-2007-009035	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 SE/4, SE/4 SW/4 LTD TO 16,950'
OK5129516-005	OK	WASHITA	PHILLIPS FAMILY TRUST DTD 10/01/99	CHESAPEAKE EXPLORATION LLC	8/17/2007	1084	719	I-2007-010197	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, NE/4 LTD TO 16,950'
OK5129516-006	OK	WASHITA	MCNATT, J R REV TR AGREEMENT DTD 5/20/96	CHESAPEAKE EXPLORATION LLC	9/18/2007	1089	88	I-2007-011735	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4 LTD TO 16,950'
OK5129516-007	OK	WASHITA	MCNATT, EDNA LAUREL REVOCABLE TR AGREEMENT DTD 5/20/96	CHESAPEAKE EXPLORATION LLC	9/18/2007	1089	405	I-2007-011865	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4 LTD TO 16,950'
OK5129516-008	OK	WASHITA	MOORE, HOWARD R	CHESAPEAKE EXPLORATION LLC	10/20/2007	1090	997	I-2007-012464	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NE/4, SW/4 NE/4 LTD TO 16,950'
OK5129516-010	OK	WASHITA	CEKOSKY, MIKE	CHESAPEAKE EXPLORATION LLC	11/16/2007	1095	748	I-2008-000571	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK5129516-011	OK	WASHITA	WALTERS, WAYNE A	CHESAPEAKE EXPLORATION LLC	2/13/2008	1101	397	I-2008-002421	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NE/4, SW/4 NE/4 SURFACE TO 16,950'
OK9270268-001	OK	WASHITA	OCC #551590/CD #200800364	COI-CELLC	3/11/2008			UNRECORDED	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: LIMITED TO THE BROWN DOLOMITE, PERMIAN GRANITE WASH, UPPER-TONKAWA (DOUGLAS), LOWER TONKAWA, HOXBAR, DES MOINES SEPERATE COMMON SOURCES OF SUPPLY
OK9270415-001	OK	WASHITA	AUSTIN, MARISA CHRISTINE	WARD PETROLEUM CORPORATION	4/28/2004	1050	273	1-2008-009096	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 SE/4, SE/4 SW/4, W/2 NE/4, NE/4 NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270415-002	OK	WASHITA	AUSTIN, JOHN NELSON	WARD PETROLEUM CORPORATION	5/4/2004	1099	411	1-2008-001895	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 SE/4, SE/4 SW/4, W/2 NE/4, NE/4 NE/4
OK9270415-003	OK	WASHITA	AUSTIN, JAMES MARLOW	WARD PETROLEUM CORPORATION	4/27/2004	1099	407	1-2008-001891	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 SE/4, SE/4 SW/4, W/2 NE/4, NE/4 NE/4
OK9270415-004	OK	WASHITA	STEVENER, BETTY & ROBERT	WARD PETROLEUM CORPORATION	6/23/2004	1050	277	1-2006-009100	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 NE/4, NE/4 NE/4, W/2 SE/4, SE/4 SW/4
OK9270415-005	OK	WASHITA	JUNGERMANN JR, CHARLES FRED & JOANN	WARD PETROLEUM CORPORATION	6/23/2004	1099	410	I-2008-001894	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 NE/4, NE/4 NE/4, W/2 SE/4, SE/4 SW/4
OK9270415-006	OK	WASHITA	JUNGERMANN, DOLORES M	WARD PETROLEUM CORPORATION	6/24/2004	1099	408	I-2008-001892	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 NE/4, NE/4 NE/4, W/2 SE/4, SE/4 SW/4
OK9270415-007	OK	WASHITA	ALBERT, EDWARD R & VANGIE L	WARD PETROLEUM CORPORATION	10/2/2006	1050	692	I-2006-009284	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 NE/4, NE/4 NE/4
OK9270416-001	OK	WASHITA	SCARBROUGH, VELMA I, FORMERLY VELMA I ROGERS	WARD PETROLEUM CORPORATION	6/23/2004	1053	399	1-2006-010344	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 SW/4, SW/4 SW/4, S/2 NW/4
OK9270416-002	OK	WASHITA	LYNCH, JOHN R	WARD PETROLEUM CORPORATION	9/26/2006	1050	284	1-2006-009105	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 SW/4, SW/4 SW/4, S/2 NW/4
OK9270417-001	OK	WASHITA	SEARLE, JACK B & TAMARA D	WARD PETROLEUM CORPORATION	9/28/2006	1050	287	I-2008009108	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-002	OK	WASHITA	MCCORNACK, ELAINE FAMILY TRUST DATED 07/01/1998	WARD PETROLEUM CORPORATION	11/13/2006	1053	681	I-2006-010451	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-003	OK	WASHITA	CARTMILL, MARY RUTH	WARD PETROLEUM CORPORATION	11/13/2006	1053	683	I-2008-010452	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-004	OK	WASHITA	SCOGGINS, SARAH C A/K/ A SARAH SCOGGINS	WARD PETROLEUM CORPORATION	11/13/2006	1054	598	I-2006-010789	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-005	OK	WASHITA	BIZZELL, GAIL	WARD PETROLEUM CORPORATION	11/17/2006	1055	268	I-2006-011024	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-006	OK	WASHITA	BIZZELL, GARY	WARD PETROLEUM CORPORATION	11/17/2006	1055	269	I-2006-011025	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-007	OK	WASHITA	HALLMARK, ELIZABETH A A/K/A ELIZABETH HALLMARK	WARD PETROLEUM CORPORATION	11/13/2006	1055	270	I-2006-011026	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-008	OK	WASHITA	AUSTIN MINERAL INTERESTS, LLC	WARD PETROLEUM CORPORATION	11/13/2006	1055	271	I-2006-011027	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-009	OK	WASHITA	REED, PAMELA	WARD PETROLEUM CORPORATION	11/20/2006	1055	991	I-2006-011270	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-010	OK	WASHITA	LUCAS, MARJORIE L A/ K/A MARJORIE LEE LUCAS	WARD PETROLEUM CORPORATION	11/20/2006	1055	992	I-2006-011271	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-011	OK	WASHITA	MOORE, DEBORAH ANNE	WARD PETROLEUM CORPORATION	11/20/2006	1056	553	I-2006-011437	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-012	OK	WASHITA	DICKERSON, FORREST A & NETA F REV TRUST UTA DTD 09/18/1998	WARD PETROLEUM CORPORATION	11/27/2006	1056	554	I-2006-011438	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-013	OK	WASHITA	MCFARLIN, GLEN M A/K/A GLEN MARSHALL	WARD PETROLEUM CORPORATION	11/17/2006	1056	559	I-2006-011441	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-014	OK	WASHITA	HILL, GAYLE M A/K/A GAYLE MARIE HILL	WARD PETROLEUM CORPORATION	11/17/2006	1056	560	I-2006-011442	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270417-015	OK	WASHITA	PURYEAR, KAREN DENISE	WARD PETROLEUM CORPORATION	11/20/2006	1058	528	I-2007-000583	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-016	OK	WASHITA	HOLLEY, CHRISTINA R A/ K/A CHRISTINA HOLLEY	WARD PETROLEUM CORPORATION	11/20/2006	1058	529	I-2006-000584	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-017	OK	WASHITA	AUSTIN, RANDALL	WARD PETROLEUM CORPORATION	11/27/2006	1059	194	I-2007-000872	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-018	OK	WASHITA	HOFFMAN JR, BILLY	WARD PETROLEUM CORPORATION	12/6/2006	1065	738	I-2007-003351	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK3530088-001	OK	WASHITA	BRINKLEY, MICHAEL BLAIN & KATHY MARIE	CHESAPEAKE EXPLORATION LLC	7/30/2007	1086	902	I-2007-010930	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: SW/4 LTD TO 16,980'
OK3530088-002	OK	WASHITA	WELLS, TINA J	CHESAPEAKE EXPLORATION LLC	10/1/2007	1090	297	I-2007-012207	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: SW/4
OK3530088-003	OK	WASHITA	TALIAFERRO, MARION C	CHESAPEAKE EXPLORATION LLC	10/1/2007	1090	295	I-2007-012206	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: SW/4
OK3530088-004	OK	WASHITA	TALIAFERRO, JAMES C	CHESAPEAKE EXPLORATION LLC	10/1/2007	1090	299	I-2007-012208	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: SW/4
OK3530088-005	OK	WASHITA	MAP2004-OK	CHESAPEAKE EXPLORATION LLC	11/14/2007	1092	588	I-2007-012926	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: SW/4 SURFACE TO DES MOINES FM
OK3530088-006	OK	WASHITA	ST/OK - CLO CS- 26675	CHESAPEAKE EXPLORATION LLC	11/27/2007	1112	114	I-2008-006420	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: SW/4 (1/2 M.R.) LTD TO DES MOINES GRANITE WASH
OK3530303-001	OK	WASHITA	SHELTON LAND & CATTLE CO TR DTD 11/24/92	CHESAPEAKE EXPLORATION LLC	9/18/2007	1087	81	I-2007-011008	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: N/2 NW/4 LTD TO 16,980'
OK3530303-002	OK	WASHITA	SHELTON, MARTIN EDWIN	CHESAPEAKE EXPLORATION LLC	9/18/2007	1087	88	I-2007-011011	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: N/2 NW/4 LTD TO 16,980'
OK3530303-003	OK	WASHITA	CLUCK, JERRY L LIVING TRUST DTD 4/6/84	CHESAPEAKE EXPLORATION LLC	8/30/2007	1096	151	I-2008-000709	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: N/2 NW/4 LTD TO 16,980'
OK3530303-004	OK	WASHITA	SEIBOLD ENERGY CO, INC	CHESAPEAKE EXPLORATION LLC	12/13/2007	1097	71	I-2008-001054	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: N/2 NW/4
OK5128454-004	OK	WASHITA	PENDLETON, SHIRLEY	CHESAPEAKE EXPLORATION LLC	7/27/2007	1081	329	I-2007-008957	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66' WIDE OFF THE N PART OF THE SE/4, CONTAINING 4.00 ACRES MORE OR LESS AND LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT THE NE/C OF THE SE/4, THENCE S 116', THENCE W 83', THENCE N 116', THENCE E 83' TO THE POB.

LTD TO 16,980'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128454-005	OK	WASHITA	HOWENSTINE JR, THOMAS	CHESAPEAKE EXPLORATION LLC	10/1/2007	1088	351	I-2007-011500	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 LESS & EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66' WIDE OFF N PART OF SE/4, CONTAINING 4 ACRES MORE OR LESS & L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT NE/C OF SE/4, THENCE S 116', THENCE W 83', THENCE NORTH 116', THENCE E 83' TO POB.

OK5128454-006	OK	WASHITA	MASSIE, KAY	CHESAPEAKE EXPLORATION LLC	10/20/2007	1088	379	I-2007-011511	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 LESS & EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66 FEET WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES MORE OR LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT THE NE CORNER OF THE SE/4, THENCE SOUTH 116 FEET, THENCE WEST 83 FEET, THENCE NORTH 116 FEET, THENCE EAST 83 FEET TO POINT OF BEGINNING

LTD TO 16,980'

OK5128454-007	OK	WASHITA	HOWENSTINE, RALPH	CHESAPEAKE EXPLORATION LLC	10/1/2007	1087	70	I-2007-011004	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66 FEET WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES MORE OR LESS AND LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS; BEGINNING AT THE NE CORNER OF THE SE/4, THENCE SOUTH 116 FEET, THENCE WEST 83 FEET, THENCE NORTH 116 FEET, THENCE EAST 83 FEET TO POINT OF BEGINNING.

OK5128454-008	OK	WASHITA	HELMS, BILLY R & NORMA S	CHESAPEAKE EXPLORATION LLC	10/1/2007	1088	353	I-2007-011501	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66 FEET WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES MORE OR LESS AND LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT THE NE CORNER OF THE SE/4, THENCE SOUTH 116 FEET, THENCE WEST 83 FEET, THENCE NORTH 116 FEET, THENCE EAST 83 FEET TO POINT OF BEGINNING.

OK5128454-009	OK	WASHITA	PIERCE, THERESA	CHESAPEAKE EXPLORATION LLC	10/1/2007	1092	245	I-2007-012806	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4, L/E A TRACT OF LAND A.D.A. A STRIP OF LAND 66' WIDE OFF THE N PART OF THE SE/4, CONTAINING 4 ACRES M/L, AND A TRACT OF LAND A.D.A. BEGINNING AT THE NE CORNER OF THE SE/4, THENCE S 116', THENCE W 83', THENCE N 116', THENCE E 83' TO POINT OF BEGINNING

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128454-010	OK	WASHITA	BROWN, PATSY VIERSEN	CHESAPEAKE EXPLORATION LLC	4/1/2008	1105	451	I-2008-003899	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS A STRIP OF LAND 66' WIDE OFF THE N PART OF THE SE/4 CONTAINING 4.00 ACS MOL, L/E A TRACT OF LAND DESCRIBED AS BEGINNING AT THE NE/C OF SE/4, THENCE S 116', THENCE W 83', THENCE N 116', THENCE E 83' TO POB, CONTAINING 0.2210284 ACS MOL

SURFACE TO 100' BELOW DES MOINES FM

OK5128454-011	OK	WASHITA	PATTY, ETHEL G TRUST	CHESAPEAKE EXPLORATION LLC	2/20/2008	1105	412	I-2008-003881	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66 FEET WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES MORE OR LESS, L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT THE NE CORNER OF THE SE/4, THENCE SOUTH 116 FEET, THENCE WEST 83 FEET, THENCE NORTH 116 FEET, THENCE EAST 83 FEET TO POINT OF BEGINNING, CONTAINING 0.2210284 ACRES MORE OR LESS, CONTAINING 155.779 ACRES, MORE OR LESS.

OK5128454-012	OK	WASHITA	VIERSEN III, RALPH W	CHESAPEAKE EXPLORATION LLC	4/1/2008	1106	610	I-2008-004373	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS A STRIP OF LAND 66' WIDE OFF THE N PART OF THE SE/4 CONTAINING 4.00 ACS MOL, L/E A TRACT OF LAND DESCRIBED AS BEGINNING AT THE NE/C OF SE/4, THENCE S 116', THENCE W 83', THENCE N 116', THENCE E 83' TO POB

SURFACE TO 100' BELOW DES MOINES FM

OK5128454-013	OK	WASHITA	SIMS, GREG	CHESAPEAKE EXPLORATION LLC	2/25/2008	1101	413	I-2008-002428	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66' WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES M/L AND L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT THE NE/C OF THE SE/4, THENCE SOUTH 116', THENCE WEST 83', THENCE NORTH 116', THENCE EAST 83' TO POB

OK5128454-014	OK	WASHITA	WILSON, JAMES L	CHESAPEAKE EXPLORATION LLC	6/25/2008	1116	389	I-2008-007916	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66' WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES M/L, L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: BEG AT THE NE/C OF THE SE/4, THENCE SOUTH 116', THENCE WEST 83', THENCE NORTH 116', THENCE EAST 83' TO POB.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128454-015	OK	WASHITA	CAMM, GERTRUDE	CHESAPEAKE EXPLORATION LLC	5/5/2008	1113	888	I-2008-007002	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66' WIDE OFF THE NORTH PART OF SE/4, CONTAINING 4.00 ACRES M/L, L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: BEG AT THE NE/C SE/4, THENCE SOUTH 116', THENCE WEST 83', THENCE NORTH 116', THENCE EAST 83' TO POB.

OK5128454-016	OK	WASHITA	WILSON, CHARLES S	CHESAPEAKE EXPLORATION LLC	6/25/2008	1116	435	I-2008-007932	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66' WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES M/L, L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: BEG AT THE NE/C OF THE SE/4, THENCE SOUTH 116', THENCE WEST 83', THENCE NORTH 116', THENCE EAST 83' TO POB.

OK5128454-017	OK	WASHITA	MC MINERAL COMPANY LLC	CHESAPEAKE EXPLORATION LLC	5/2/2009	1209	888		011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19WEST

SECTION 14: SE/4 LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND

66 FEET WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES MORE OR LESS AND LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT THE NE/C OF THE SE/4, THENCE SOUTH 116 FEET, THENCE WEST 83 FEET, THENCE NORTH 116 FEET, THENCE EAST 83 FEET TO THE POINT OF BEGINNING

OK5128488-003	OK	WASHITA	CLARK FAMILY MINERAL RIGHTS IRREVOCABLE LIVING TRUST	CHESAPEAKE EXPLORATION LP	10/12/2006	1052	57	I-2006-009812	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: S/2 NE/4, S/2 NW/4
OK5128488-004	OK	WASHITA	CLARK, CHRISTOPHER J REVOCABLE LIVING TRUST	CHESAPEAKE EXPLORATION LP	10/12/2006	1052	61	I-2006-009814	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: S/2 NE/4, S/2 NW/4
OK5128488-005	OK	WASHITA	FORRESTER, MAURINE REV TR, DTD 5/1/81	CHESAPEAKE EXPLORATION LLC	7/30/2007	1081	326	I-2007-008956	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: S/2 NE/4, S/2 NW/4 LTD TO 16,980'
OK5128488-006	OK	WASHITA	HULS, GLENNA	CHESAPEAKE EXPLORATION LLC	7/27/2007	1083	881	I-2007-009866	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: S/2 NE/4, S/2 NW/4 LTD TO 16,980'
OK5128488-007	OK	WASHITA	DAWSON, CAROLYN	CHESAPEAKE EXPLORATION LLC	8/30/2007	1089	414	I-2007-011868	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: S/2 N/2 LTD TO 16,980'
OK5128488-008	OK	WASHITA	TYNER, SANDRA M REVOCABLE TRUST, SANDRA M TYNER TRST	CHESAPEAKE EXPLORATION LLC	8/30/2007	1087	78	I-2007-011007	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: S/2 N/2 LTD TO 16,980'
OK5128489-000	OK	WASHITA	OCC #563919/CD #200808311	COI-CELLC	12/29/2008	1139	17	I-2009-003572	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: ALL
OK3530302-001	OK	WASHITA	JAMES, CARLENE REV LV TR DTD 11/8/04, CARLENE JAMES,TRST	CHESAPEAKE EXPLORATION LLC	9/26/2007	1161	875	I-2010-001528	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SE/4 LTD TO 17,490'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3530302-002	OK	WASHITA	WHITTENBERG, DEBRA JUNE & ROBERT D	CHESAPEAKE EXPLORATION LLC	9/26/2007	1088	373	I-2007-011509	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SE/4 LTD TO 17,490'
OK3530302-003	OK	WASHITA	JAMES, TONY LYNN	CHESAPEAKE EXPLORATION LLC	9/26/2007	1090	368	I-2007-012224	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SE/4 LTD TO 17,490'
OK3530302-004	OK	WASHITA	BOWSER, LISA KAY FORMERLY JAMES AND MICHAEL D	CHESAPEAKE EXPLORATION LLC	9/26/2007	1090	354	I-2007-012218	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SE/4 LTD TO 17,490'
OK3530302-005	OK	WASHITA	PRIVET, JANET ANN FORMERLY JAMES	CHESAPEAKE EXPLORATION LLC	9/26/2007	1090	283	I-2007-012201	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SE/4
OK3530302-006	OK	WASHITA	JAMES, STEVEN H	CHESAPEAKE EXPLORATION LLC	9/26/2007	1163	289	I-2010-001969	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SE/4 LTD TO 17,490'
OK9200008-012	OK	WASHITA	BRADFORD JR, RONALD EDWARD	CHESAPEAKE EXPLORATION LLC	2/11/2008	1105	624	I-2008-003976	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9200008-013	OK	WASHITA	WALTERS, RAYMOND P FAMILY TRUST	CHESAPEAKE EXPLORATION LLC	2/15/2008	1105	844	I-2008-004057	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9200008-016	OK	WASHITA	SCHONES, MICHAEL FRANKLIN	CHESAPEAKE EXPLORATION LLC	2/9/2008	1106	312	I-2008-004231	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9200008-017	OK	WASHITA	SCHONES, EDWARD JOE	CHESAPEAKE EXPLORATION LLC	2/9/2008	1105	622	I-2008-003975	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9200008-018	OK	WASHITA	WALTERS, ROBERT R	CHESAPEAKE EXPLORATION LLC	2/13/2008	1106	307	I-2008-004229	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,490')
OK9200008-019	OK	WASHITA	WOODS, EDNA M A/K/A EDNA MARIE WOODS	CHESAPEAKE EXPLORATION LLC	2/7/2008	1105	626	I-2008-003977	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-001	OK	WASHITA	ANDREWS JR, ERNEST LEE & GLORIA JEAN	CHESAPEAKE EXPLORATION LLC	10/11/2007	1091	851	I-2007-012631	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-002	OK	WASHITA	NBLM VON TUNGELN FAMILY TRUST DTD 8/24/04	CHESAPEAKE EXPLORATION LLC	10/15/2007	1092	243	I-2007-012805	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-003	OK	WASHITA	WALTERS, JOE V, A/K/A/ JOE V WALTERS, JR	CHESAPEAKE EXPLORATION LLC	2/7/2008	1101	405	I-2008-002424	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-004	OK	WASHITA	WALTERS, WAYNE A	CHESAPEAKE EXPLORATION LLC	2/13/2008	1101	394	I-2008-002420	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,490')
OK9270008-005	OK	WASHITA	SCHONES, GREG	CHESAPEAKE EXPLORATION LLC	2/9/2008	1101	403	I-2008-002423	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-006	OK	WASHITA	SCHONES, TERRY	CHESAPEAKE EXPLORATION LLC	2/8/2008	1102	927	I-2008-002944	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-007	OK	WASHITA	SCHONES, STEVE	CHESAPEAKE EXPLORATION LLC	2/8/2008	1101	411	I-2008-002427	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270008-008	OK	WASHITA	SCHONES, JERRY	CHESAPEAKE EXPLORATION LLC	2/8/2008	1101	409	I-2008-002426	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-009	OK	WASHITA	WOODS, CHRISTOPHER J & PATRICIA ANN ALEXANDER	CHESAPEAKE EXPLORATION LLC	2/13/2008	1103	597	I-2008-003187	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-010	OK	WASHITA	TWYMAN, JOAN ELIZABETH	CHESAPEAKE EXPLORATION LLC	2/15/2008	1105	842	I-2008-004056	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-011	OK	WASHITA	SCHONES, JAMES AKA JIM SCHONES	CHESAPEAKE EXPLORATION LLC	2/8/2008	1105	840	I-2008-004055	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-014	OK	WASHITA	WALTERS, DOUGLAS H	CHESAPEAKE EXPLORATION LLC	2/13/2008	1106	304	I-2008-004228	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,490')
OK9270008-015	OK	WASHITA	WILCOXEN, JUDY	CHESAPEAKE EXPLORATION LLC	2/8/2008	1106	310	I-2008-004230	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-016	OK	WASHITA	WALTERS, DAVID L & RHONDA G 1993 TRUST U/ A/D 1/15/93	CHESAPEAKE EXPLORATION LLC	2/13/2008	1104	294	I-2008-003463	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,490')
OK9270008-017	OK	WASHITA	MADDOX, JANICE MARIE	CHESAPEAKE EXPLORATION LLC	2/15/2008	1104	297	I-2008-003464	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-018	OK	WASHITA	BOYETT, DIANA THERESIA	CHESAPEAKE EXPLORATION LLC	2/15/2008	1104	226	I-2008-003436	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-019	OK	WASHITA	WALTERS, TOM J	CHESAPEAKE EXPLORATION LLC	2/13/2008	1104	77	I-2008-003378	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,490')
OK9270008-020	OK	WASHITA	MORRIS II, JAMES M & LOU ANN A/K/ A LUCILLE MORRIS	CHESAPEAKE EXPLORATION LLC	2/13/2008	1104	80	I-2008-003379	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-021	OK	WASHITA	BRADFORD, KATHRYN ANN	CHESAPEAKE EXPLORATION LLC	2/11/2008	1111	72	I-2008-006024	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270009-001	OK	WASHITA	DELP, JUNIOR L & MARY FAYE	CHESAPEAKE EXPLORATION LLC	9/13/2007	1083	862	I-2007-009860	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NE/4 LTD TO 17,490'
OK9270009-002	OK	WASHITA	DELP, BILLY RAY	CHESAPEAKE EXPLORATION LLC	10/1/2007	1090	302	I-2007-012210	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NE/4 LTD TO 17,490'
OK9270009-003	OK	WASHITA	DENNIS, GREGORY FRANCIS	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	597	I-2008-001251	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NE/4
OK9270009-004	OK	WASHITA	DENNIS, MICHAEL BRUCE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	672	I-2008-001277	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NE/4
OK9270009-005	OK	WASHITA	SMITH, TERESA JO	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	650	I-2008-001269	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NE/4 LTD TO 100' BELOW BASE OF S.E. OF DES MOINES FM (17,490')
OK9270009-006	OK	WASHITA	COFFIN, MARY ANN	CHESAPEAKE EXPLORATION LLC	12/3/2007	1095	750	I-2008-000572	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270025-001	OK	WASHITA	GOODWIN, CLIFFORD H & DAISY M	CHESAPEAKE EXPLORATION LLC	10/29/2007	1094	433	I-2008-000140	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 17,490'
OK9270025-002	OK	WASHITA	EVANS, JERRY DALE & GWENDOLYN MARIE REVOCABLE TRUST	CHESAPEAKE EXPLORATION LLC	10/29/2007	1095	580	I-2008-000516	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 17,490'
OK9270025-003	OK	WASHITA	KAMPHAUS, HUBERT L & MELBA S JOINT REVOCABLE TRUST	CHESAPEAKE EXPLORATION LLC	10/29/2007	1093	391	I-2007-013185	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 17,490'
OK9270025-004	OK	WASHITA	WEBB, RETA JO GOODWIN	CHESAPEAKE EXPLORATION LLC	11/21/2007	1095	592	I-2008-000520	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 100' BELOW S. E. DES MOINES FM (17,490')
OK9270025-005	OK	WASHITA	HOSTETTER, JODEAN REVOCABLE TRUST DATED 12/21/92	CHESAPEAKE EXPLORATION LLC	10/20/2007	1096	154	I-2008-000710	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 17,490'
OK9270025-006	OK	WASHITA	HOSTETTER, C L REV TRUST DTD 12/21/1992	CHESAPEAKE EXPLORATION LLC	10/20/2007	1096	160	I-2008-000712	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 17,490'
OK9270025-007	OK	WASHITA	LOWRANCE, VIRGINIA	CHESAPEAKE EXPLORATION LLC	10/20/2007	1097	290	I-2008-001141	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 17,490'
OK9270025-008	OK	WASHITA	GOODWIN, BILLY RAY	CHESAPEAKE EXPLORATION LLC	12/21/2007	1098	186	I-2008-001475	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 100' BELOW BASE OF S.E. OF DES MOINES FM (17,490')
OK9270025-009	OK	WASHITA	GOODWIN, DARRELL DAVON	CHESAPEAKE EXPLORATION LLC	12/21/2007	1099	522	I-2008-001933	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 100' BELOW BASE OF S.E. OF DES MOINES FM (17,490')
OK9270025-010	OK	WASHITA	GOODWIN, DONALD MARVIN	CHESAPEAKE EXPLORATION LLC	12/21/2007	1100	656	I-2008-002185	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 100' BELOW BASE OF S.E. OF DES MOINES FM (17,490')
OK5121365-001	OK	WASHITA	HULS, MAURICE M & RUBY LUE	J COOPER WEST LLC	3/25/1980	520	344		011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: NW/4, N/2 SW/4, LIMITED TO THE ALICE 2-24 AND ALICE 3-24 WELLBORE FROM THE SURFACE TO 13,045'.
OK5121382-001	OK	WASHITA	DURHAM, JOHN D., JR.	J COOPER WEST LLC	10/25/1979	517	559		011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5121382-002	OK	WASHITA	STOWE, M D AND ALICE, H/W	PATRICK DAILEY	2/27/1981	544	98	4620	011N	019W	0024

TOWNSHIP 11 NORTH-RANGE 19 WEST

SECTION 24: SE/4, LESS AND EXCEPT A 2.06 ACRE TRACT DESCRIBED AS BEGINNING 343.5' NORTH OF THE SOUTHEAST CORNER OF THE SE/4 OF 24-11N-19WIM. THENCE WEST 300', THENCE NORTH 300', THENCE EAST 300', THENCE SOUTH 300' TO THE POINT OF BEGINNING.

OK5121383-001	OK	WASHITA	AUSTIN, HAYDEN E., ET AL	J COOPER WEST LLC	4/2/1981	552	11		011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: NE/4, LIMITED TO THE WB OF THE ALICE 2-24 AND ALICE 3-24 FROM THE SURFACE TO 13,045'
OK5121383-002	OK	WASHITA	AUSTIN, HAYDEN, A SINGLE MAN, ET AL	DICOR MINERAL COMPANY	6/25/1981	561	158	13257	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: NE/4
OK5121383-003	OK	WASHITA	AUSTIN, HAYDEN E, HAYDEN GENE & JANE AUSTIN, JOHN AUSTIN	J COOPER WEST	4/22/1982	586	989		011N	019W	0024	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 24: NE/4
OK5122769-001	OK	WASHITA	ANTLE, CLIFFORD M., ET UX	EXXON CORPORATION	4/16/1979	499	215		011N	019W	0024	SECTION 24-11N-19W: S/2 SW/4, EXCLUDING THE HULS 1-24 WELLBORE.
OK5122769-002	OK	WASHITA	GREGORY, LEOLA, A MARRIED WOMAN DEALING IN HER SOLE,SEP PROP	TXO PRODUCTION CORP	8/8/1983	628	675	8744	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: S/2 SW/4, LIMITED TO THE ALICE 2-24 AND ALICE 3-24 FROM THE SURFACE TO 13,045'.
OK5122769-003	OK	WASHITA	BRINTLE, WILLIAM H,A MARRIED MAN DEALING IN HIS SOLE,SEP,PRP	TXO PRODUCTION CORP	8/8/1983	628	695	8754	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: S/2 SW/4, LIMITED TO THE ALICE 2-24 AND ALICE 3-24 WELLBORE FROM THE SURFACE TO 13,045'.
OK5122769-004	OK	WASHITA	BOA, ETHEL B, A WIDOW	TXO PRODUCTION CORP	8/8/1983	628	673	8743	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 24 WEST SECTION 24: S/2 SW/4, LIMITED TO THE ALICE 2-24 AND ALICE 3-24 WELLBORE FROM THE SURFACE TO 13,045'.
OK5122769-005	OK	WASHITA	BRINTLE, GLADYS JANET, A WIDOW	TXO PRODUCTION CORP	8/8/1983	628	683	8748	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: S/2 SW/4, LIMITED TO THE WELLBORE OF THE ALICE 2-24 AND ALICE 3-24 FROM THE SURFACE TO 13,045'.
OK5122769-006	OK	WASHITA	MOAD, JERRY E,A MARRIED MAN DEALING IN HIS SOLE,SEP,PROPERTY	TXO PRODUCTION CORP	8/8/1983	628	679	8746	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: S/2 SW/4, LIMITED TO THE WELLBORE OF THE ALICE 2-24 AND ALICE 3-24 WELLS FROM THE SURFACE TO 13,045'.
OK5122769-007	OK	WASHITA	MOAD, SWITHIN L,A MARRIED MAN DEALING IN HIS SOLE,SEP,PROP	TXO PRODUCTION CORP	8/8/1983	628	677	8745	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: S/2 SW/4, LIMITED TO THE ALICE 2-24 AND ALICE 3-24 WELLBORE FROM THE SURFACE TO 13,045'.
OK5122769-008	OK	WASHITA	DEFFENBAUGH, TRENA MOAD,A MARRIED PERSON	TXO PRODUCTION CORP	8/8/1983	628	681	8747	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: S/2 SW/4, LIMITED TO THE ALICE 2-24 AND ALICE 3-24 WELLBORE FROM THE SURFACE TO 13,045'
OK5126438-001	OK	WASHITA	OCC #247529/CD #107170	TXO PRODUCTION CORP.	10/31/1983				011N	019W	0024

TOWNSHIP 11 NORTH, RANGE 19 WEST,

SECTION 24: UPPER TONKAWA (DOUGLAS), HOXBAR AND DES MOINES COMMON SOURCES UNDERLYING THE ENTIRE SECTION., LIMITED TO THE ALICE 2-24 AND ALICE 3-24 WELLBORES FROMTHE SURFACE TO 13,045'.

EXHIBIT B

1. Term Overriding Royalty Interest Conveyance (PDP), by and between Chesapeake Exploration, L.L.C., an Oklahoma limited liability company, as Assignor, and, Chesapeake E&P Holding Corporation, an Oklahoma corporation, as Assignee, recorded on                     , 2011, in Book             , Page              of the                      Records of Washita County, Oklahoma.

2. Term Overriding Royalty Interest Conveyance (PUD), by and between Chesapeake Exploration, L.L.C., an Oklahoma limited liability company, as Assignor, and, Chesapeake E&P Holding Corporation, an Oklahoma corporation, as Assignee, recorded on                     , 2011, in Book             , Page              of the                      Records of Washita County, Oklahoma.

ANNEX A-3

COPY OF PERPETUAL ROYALTY CONVEYANCE (PUD)

PERPETUAL OVERRIDING ROYALTY INTEREST CONVEYANCE (PUD)

This PERPETUAL OVERRIDING ROYALTY INTEREST CONVEYANCE (this “Conveyance”) from Chesapeake Exploration, L.L.C., an Oklahoma limited liability company, with offices at 6100 North Western Avenue, Oklahoma City, OK 73118 (“Assignor”) to Chesapeake Granite Wash Trust, a statutory trust formed under the laws of the State of Delaware, with offices at c/o The Bank of New York Mellon Trust Company, N.A., Institutional Trust Services, 919 Congress Avenue, Suite 500, Austin, Texas 78701 (“Assignee”), dated November 16, 2011, is delivered to be effective as of 12:01 a.m., Central Time, on July 1, 2011 (the “Effective Time”). All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in Article II below.

ARTICLE I.

CONVEYANCE

Section 1.01 The Grant. For and in consideration of good and valuable consideration paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby BARGAIN, SELL, GRANT, CONVEY, TRANSFER, ASSIGN, SET OVER, and DELIVER unto Assignee, as a perpetual net overriding royalty interest (the “Royalty Interest”), an undivided interest in and to the Subject Minerals sufficient to cause Assignee to receive the Assignee Minerals or proceeds thereof calculated and paid in money, in accordance with and subject to the further terms and conditions of this Conveyance.

Section 1.02 Non-Operating, Non-Expense Bearing Interest. The Royalty Interest conveyed hereby is a non-operating, non-expense-bearing overriding royalty interest in and to the Subject Minerals. In no event shall Assignee ever be liable or personally obligated for payment of any cost, expenses or liabilities attributable to the Subject Minerals (or any part thereof) or incurred in connection with the production, storing, transporting, compressing or marketing of Assignee Minerals, subject, however, to Assignor’s right hereinafter provided to deduct Chargeable Costs in determining Assignee Proceeds, which right shall be solely a matter of deduction from the gross proceeds of the sale of Assignee Minerals and not a personal obligation of Assignee. This Conveyance is a conveyance of an interest in real property.

Section 1.03 Habendum Clause. TO HAVE AND TO HOLD the Royalty Interest, together with all and singular the rights and appurtenances thereto in anywise belonging, unto Assignee, its successors and assigns, subject to the terms and provisions of this Conveyance.

Section 1.04 Warranty.

(a) The Warranty. Assignor warrants to Assignee that (i) Assignor’s Net Revenue Interest in production of Minerals from each Development Well, determined prior to giving effect to this Conveyance and the Term PUD Conveyance, is not less than the Assignor’s Net Revenue Interest used to calculate the NRI Factor for such Development Well pursuant to the Development Agreement, and (ii) the Royalty Interest is free of all Encumbrances, except for

Permitted Encumbrances, in all cases by, through, or under Assignor and any predecessor Affiliate of Assignor, but not otherwise.

(b) Remedies. If there is a breach of the foregoing warranty with respect to a Development Well, Assignee shall receive payment of Assignee Proceeds based upon the Assignor’s Net Revenue Interest warranted in this Conveyance as to such Development Well. In such event Assignor’s retained net revenue interest in the Subject Minerals produced through such Development Well after giving effect to this Conveyance and the Term PUD Conveyance (“Assignor Retained Minerals”) shall be reduced by the difference between the Assignor’s Net Revenue Interest warranted in this Conveyance as to such Development Well and the actual Assignor’s Net Revenue Interest in such Development Well and Assignee shall have no further recourse for such breach of warranty. Notwithstanding the foregoing, if as a result of a breach of the foregoing warranty with respect to a Development Well, the actual Assignor’s Net Revenue Interest in such Development Well is less than one-half (1/2) the warranted Assignor’s Net Revenue Interest in such Development Well, and as a result there are not sufficient Assignor Retained Minerals in such Development Well, Assignee’s sole remedy shall be to receive payment on each Payment Date, out of the Assignor Retained Minerals from other Development Wells, without interest (except interest payable under this Conveyance on payments made after the applicable due date as described in Section 5.02 below), of an amount equal to the difference between (x) the Assignee Proceeds that Assignee would have received with respect to such Development Well in the applicable Computation Period if such warranty had not been breached and (y) the Assignee Proceeds that Assignee actually received during that Computation Period with respect to such Development Well, and any such amounts of Assignor Retained Minerals from other Development Wells shall be treated as Assignee Minerals. Assignor may not transfer, sell or otherwise dispose of any of the Subject Interests unless the acquiror thereof agrees to be bound by and assume Assignor’s obligations under this Section 1.04(b) with respect to such Subject Interests assigned.

(c) Excess Interest. In the event Assignor or Assignee determines that Assignor’s Net Revenue Interest in a Development Well prior to giving effect to this Conveyance and the Term PUD Conveyance is greater than the Assignor’s Net Revenue Interest used to calculate the NRI Factor for such Development Well pursuant to the Development Agreement, (i) the NRI Factor used by Assignor for such Development Well shall not be adjusted, (ii) the Royalty Interest shall be reduced by an amount equal to 0.2500 multiplied by the difference between the actual Assignor’s Net Revenue Interest in such Development Well and the Assignor’s Net Revenue Interest used to calculate the NRI Factor for such Development Well warranted in this Conveyance as to such Development Well, and such amount shall automatically and immediately revert to and revest in Assignor and (iii) the Royalty Interest, the Assignee Minerals and the payment of Assignee Proceeds shall be calculated based upon the Assignor’s Net Revenue Interest used to calculate the NRI Factor for such Development Well pursuant to the Development Agreement.

(d) DISCLAIMER. EXCEPT FOR THE SPECIAL WARRANTY OF TITLE GIVEN IN SECTION 1.04(a), ASSIGNOR MAKES THIS CONVEYANCE AND ASSIGNS THE ROYALTY INTEREST WITHOUT RECOURSE, COVENANT OR WARRANTY OF TITLE OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY. ANY COVENANTS OR WARRANTIES IMPLIED BY STATUTE OR LAW BY THE USE

2

HEREIN OF THE WORDS “GRANT”, “CONVEY” OR OTHER SIMILAR WORDS ARE HEREBY EXPRESSLY DISCLAIMED, WAIVED AND NEGATED. WITHOUT LIMITING THE GENERALITY OF THE TWO PRECEDING SENTENCES, ASSIGNEE ACKNOWLEDGES THAT ASSIGNOR HAS NOT MADE, AND ASSIGNOR HEREBY EXPRESSLY DISCLAIMS AND NEGATES, AND ASSIGNEE HEREBY EXPRESSLY WAIVES, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE RELATING TO (i) PRODUCTION RATES, RECOMPLETION OPPORTUNITIES, DECLINE RATES OR THE QUALITY, QUANTITY OR VOLUME OF THE RESERVES OF MINERALS, IF ANY, ATTRIBUTABLE TO THE SUBJECT INTERESTS, (ii) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (iii) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (iv) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, AND (v) ANY AND ALL IMPLIED WARRANTIES EXISTING UNDER ANY APPLICABLE LEGAL REQUIREMENT; IT BEING THE EXPRESS INTENTION OF BOTH ASSIGNEE AND ASSIGNOR THAT THE ROYALTY INTEREST IS HEREBY ASSIGNED TO ASSIGNEE ON AN “AS IS” AND “WHERE IS” BASIS WITH ALL FAULTS, AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMS APPROPRIATE. ASSIGNOR AND ASSIGNEE AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LEGAL REQUIREMENTS TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN WARRANTIES CONTAINED IN THIS SECTION ARE “CONSPICUOUS” DISCLAIMERS FOR THE PURPOSES OF ANY APPLICABLE LEGAL REQUIREMENT.

(e) Substitution of Warranty. This instrument is made with full substitution and subrogation of Assignee in and to all covenants of warranty by Third Persons (other than Affiliates of Assignor) heretofore given or made with respect to the Development Wells, the Subject Interests or any part thereof or interest therein.

Section 1.05 Stipulation. Following the determination of the Adjusted Development Well Amount for a Development Well, Assignor shall execute and deliver a recordable stipulation in the form of Exhibit C attached hereto, to be acknowledged and countersigned by Assignee, identifying (i) the Development Wells drilled to date (including an API number for each such Development Well) and (ii) Assignor’s Net Revenue Interest warranted by Assignor and used to calculate the NRI Factor for each of the Development Wells drilled to date. Each stipulation shall establish the Assignor’s Net Revenue Interest used to calculate the NRI Factor for such Development Well pursuant to the Development Agreement for the purpose of the warranty of title provided in Section 1.04(a) of this Conveyance; provided that, such stipulation shall not waive or otherwise limit Assignee’s rights with respect to any claim for breach of warranty regarding each Development Well or Assignor’s Net Revenue Interest therein.

Section 1.06 Reconveyance of Excess Acreage. After the Drilling Obligation Completion Date, Assignee shall, on request, execute, acknowledge and deliver to Assignor, a recordable instrument (reasonably acceptable to Assignor) that reconveys to Assignor the Royalty Interest except with respect to all Subject Minerals in, under and that may be produced from any wellbore of any Development Well.

3

ARTICLE II.

DEFINITIONS

This Article II defines certain capitalized words, terms, and phrases used in this Conveyance. Certain other capitalized words, terms, and phrases used in this Conveyance are defined elsewhere in this Conveyance.

“Adjusted Development Well Amount” has the meaning given such term in the Development Agreement.

“Affiliate” means, for any specified Person, another Person that controls, is controlled by, or is under common control with, the specified Person. “Control”, as used in the preceding sentence, refers to the possession by one Person, directly or indirectly, of the right or power to direct or cause the direction of the management and policies of another Person, whether through the ownership of voting securities, by contract, or otherwise.

“AMI Area” means that area described in Exhibit D to this Conveyance, as such area may be extended pursuant to Article III of the Development Agreement.

“Assignee” is defined in the introductory paragraph to this Conveyance and also includes all permitted successors and assigns of Assignee.

“Assignee Minerals” is defined in Section 3.01.

“Assignee Proceeds” is defined in Section 3.03.

“Assignor” is defined in the introductory paragraph to this Conveyance and also includes all permitted successors and assigns of Assignor.

“Assignor Conveyances” means this Conveyance, the Term PDP Conveyance, the Perpetual PDP Conveyance and the Term PUD Conveyance.

“Assignor Retained Minerals” is defined in Section 1.04(b).

“Assignor’s Net Revenue Interest” means the interest, stated as a decimal, in Subject Minerals produced from a Development Well attributable to the Subject Interests in that Development Well, net of Production Burdens.

“Assignor’s Net Share of Minerals” means the share of Subject Minerals produced from each Development Well that is attributable to Assignor’s Net Revenue Interest in that Development Well determined prior to giving effect to this Conveyance and the Term PUD Conveyance.

“Business Day” means any day that is not a Saturday, Sunday, a holiday determined by the New York Stock Exchange, Inc. as “affecting ‘ex’ dates” or any other day on which national banking institutions in New York, New York are closed as authorized or required by law.

4

“Central Time” means the local time on any given day in Washita County, Oklahoma.

“Chargeable Costs” is defined in Section 3.02(a).

“Chesapeake” means Chesapeake Energy Corporation, an Oklahoma corporation.

“Closing Time” means 12:01 a.m. Central Time, on November 16, 2011.

“Computation Period” means each calendar quarter commencing at the Effective Time, with each calendar quarter being deemed to have begun at 12:01 a.m. Central Time on the first day of such calendar quarter and to have ended at 12:00 a.m. Central Time on the first day of the next calendar quarter, provided that the last Computation Period shall end at 12:00 a.m. Central Time on September 1, 2031.

“Conveyance” is defined in the introductory paragraph to this Conveyance.

“Development Agreement” means that certain Development Agreement among Chesapeake, Assignor and Assignee dated as of even date herewith.

“Development Well” has the meaning given such term in the Development Agreement.

“Drilling Obligation Completion Date” has the meaning given to such term in the Development Agreement.

“Effective Time” is defined in the introductory paragraph to this Conveyance.

“Encumbrance” means any mortgage, lien, security interest, pledge, charge, encumbrance, preferential right to purchase, consent to assignment or burden or defect.

“Excess Costs” means, with respect to any Computation Period, an amount equal to the Chargeable Costs attributable to Assignee’s Minerals less the gross proceeds received by Assignor attributable to the sale of Assignee’s Minerals. Excess Costs attributable to Assignee Minerals shall bear interest at the Prime Interest Rate from the end of the Computation Period in which such costs became due and payable to the date that Assignor recovers such amounts from Assignee Proceeds.

“Excluded Assets” means (a) those oil and gas wells that are the subject of the Term PDP Conveyance and the Perpetual PDP Conveyance and (b) those oil and gas wells that are described in Exhibit B.

“Fair Value” means, with respect to any portion of the Royalty Interest to be released pursuant to Section 11.02 in connection with a sale or release of any Development Well or Subject Interests, an amount of net proceeds which could reasonably be expected to be obtained from the sale of such portion of the Royalty Interest to a party which is not an Affiliate of either the Assignor or Assignee on an arms’-length negotiated basis, taking into account relevant market conditions and factors existing at the time of any such proposed sale or release,

5

such net proceeds to be determined by deducting Assignee’s proportionate share of sales costs, commissions and brokerage fees, if any (based on the ratio of (i) the fair market value of the portion of the Royalty Interest being released to (ii) the fair market value of the Development Wells and Subject Interests being transferred (including the value of the Royalty Interest being released)).

“Farmout Agreements” means any farmout agreement, participation agreement, exploration agreement, development agreement or any similar agreement.

“Force Majeure” is defined in Section 12.02.

“Gas” means natural gas and all other gaseous hydrocarbons or minerals, including helium, but specifically excluding any Gas Liquids.

“Gas Liquids” means those natural gas liquids and other similar liquid hydrocarbons, including ethane, propane, butane and natural gasoline, and mixtures thereof, that are removed from a gas stream by the liquids extraction process of any field facility or gas processing plant and delivered by the facility or plant as natural gas liquids.

“Governmental Authority” means the United States of America, any state, commonwealth, territory, or possession thereof, and any political subdivision of any of the foregoing, including courts, departments, commissions, boards, bureaus, agencies and other instrumentalities.

“Legal Requirement” means any law, statute, ordinance, decree, requirement, order, judgment, rule, or regulation of, including the terms of any license or permit issued by, any Governmental Authority.

“Minerals” means Oil, Gas and Gas Liquids.

“Mortgage” has the meaning given such term in the Development Agreement.

“Non-Affiliate” means, for any specified Person, any other Person that is not an Affiliate of the specified Person.

“Notice” means any notice, advice, invoice, demand or other communication required or permitted by this Conveyance.

“NRI Factor” has the meaning given such term in the Development Agreement.

“Oil” means crude oil, condensate and other liquid hydrocarbons recovered by field equipment or facilities, excluding Gas Liquids.

“Party,” when capitalized, refers to Assignor or Assignee. “Parties,” when capitalized, refers to Assignor and Assignee.

“Payment Date” is defined in Section 5.01(b).

6

“Permitted Encumbrances” means:

(a) the Production Burdens;

(b) contractual obligations arising under operating agreements, Farmout Agreements, production sales contracts, gathering agreements, transportation agreements, treating agreements, processing agreements, leases, assignments and other similar agreements that may affect the Subject Interests;

(c) pooling and unitization agreements, declarations, orders or Legal Requirements to secure payment of amounts not yet delinquent;

(d) liens that arise in the normal course of operations, such as liens for unpaid taxes, statutory liens securing unpaid suppliers and contractors, and contractual liens under operating agreements, in any case, that are not yet delinquent or, if delinquent, are being contested in good faith in the normal course of business;

(e) conventional rights of reassignment that obligate Assignor to reassign all or part of any Subject Interest to a Third Person if Assignor intends to release or abandon such interest before the expiration of the primary term or other termination of such interest;

(f) easements, rights-of-way, servitudes, permits, surface leases, surface use restrictions and other surface uses and impediments on, over or in respect of the Subject Interests that are not such as to interfere materially with the operation, value or use of the Subject Interests;

(g) rights reserved to or vested in any Governmental Authority to control or regulate any Subject Interests in any manner, and all applicable Legal Requirements;

(h) the terms of the instruments creating the Subject Interests;

(i) all rights to consent by, required notices to, filings with or other actions by Governmental Authorities in connection with the sale, disposition, transfer or conveyance of federal, state, tribal or other governmental oil and gas leases or interests therein or related thereto where the same are customarily obtained subsequent to the assignment, disposition or transfer of such oil and gas leases or interests therein;

(j) required non-governmental Third Person consents to assignments which have been obtained or waived by the appropriate parties or which need not be obtained prior to an assignment or which cannot be unreasonably withheld and preferential rights to purchase which have been waived by the appropriate parties or for which the time period for asserting such rights has expired without the exercise of such rights;

(k) matters that are customarily acceptable title defects (such as, but not limited to, defects that have been cured by possession under applicable statutes of limitation, defects in the early chain of title such as failure to recite marital status in documents, omission of heirship or succession proceedings, lack of survey, and failure to record releases of liens, production payments or mortgages that have expired by their own terms or the enforcement of

7

which are barred by applicable statutes of limitation) and that do not (i) result in another Person’s superior claim of title to the relevant Subject Interest or (ii) in the aggregate, interfere materially with the operation, value or use of the Subject Interests;

(l) all other liens, charges, encumbrances, contracts, agreements, instruments, obligations, conditions, reservations, burdens, defects and irregularities affecting the Subject Interests that (i) do not secure an obligation in respect of borrowed money and (ii) are not such as to (in the aggregate) interfere materially with the operation, value or use of the Subject Interests; and

(m) the Mortgage;

provided that such aforementioned encumbrances are of the type and nature customary in the oil and gas industry and do not, alone or in the aggregate, materially and adversely affect the operation, value or use of any Subject Interests, and all to the extent, and for so long as, such Permitted Encumbrances are otherwise valid and enforceable against the Subject Interests, without recognizing, expressly or by implication, any rights or interests in any Third Person or Governmental Authority that such Third Person or Governmental Authority does not otherwise lawfully possess.

“Perpetual PDP Conveyance” means that certain Perpetual Overriding Royalty Interest Conveyance (PDP) by and between Assignor and Assignee, dated effective as of the Effective Time.

“Person” means any natural person, corporation, partnership, trust, estate, or other entity, organization or association.

“Post Production Cost Charge” is defined in Section 3.02(b).

“Prime Interest Rate” is defined in Section 5.02(b).

“Production Burdens” means, with respect to any Subject Interests or Subject Minerals, all royalty interests, overriding royalty interests, production payments, net profits interests and other similar interests that constitute a burden on, are measured by, or are payable out of the production of Minerals or the proceeds realized from the sale or other disposition thereof, excluding the Royalty Interests.

“Reasonably Prudent Operator Standard” means the standard of conduct of a reasonably prudent oil and gas operator under the same or similar circumstances, acting with respect to its own property and disregarding the existence of the Royalty Interest as a burden on such property.

“Royalty Interest” is defined in Section 1.01.

“Sales Price” means the price received by Assignor for Assignee Minerals determined in accordance with the following provisions:

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(a) “sale” refers to any sale, exchange or other disposition of Assignee Minerals for value, the fair market value of such Minerals that are exchanged or otherwise disposed of for valuable consideration being the sales price that Assignor receives for any such Minerals sold pursuant to Section 4.01;

(b) amounts of money not paid to Assignor when due by any purchaser of Assignee Minerals (for example, Taxes or other amounts withheld or deducted by any such purchaser) shall not be included within the Sales Price until actually received by, or credited to the account of, Assignor;

(c) advance payments and prepayments for future deliveries of Assignee Minerals shall be included within the Sales Price, without interest, when that volume of Minerals subject to the advance payments or prepayments is actually produced;

(d) loan proceeds received by Assignor shall not be treated as a component of the applicable Sales Price; and

(e) if a controversy or possible controversy exists, whether by reason of any statute, order, decree, rule, regulation, contract or otherwise, between Assignor and any purchaser of Assignee Minerals or any other Person, about the correct Sales Price of any Assignee Minerals, about deductions from the Sales Price, about Assignor’s right to receive the proceeds of any sale of Assignee Minerals, or about any other matter, then monies withheld by the purchaser or deposited by it with an escrow agent or if Assignor receives any monies and promptly deposits such monies with a Third Person escrow agent as a result of such controversy, such monies shall not be included within the Sales Price until received by or returned to Assignor, as applicable.

“Subject Interests” means Assignor’s undivided interests in the Subject Lands, as determined prior to giving effect to this Conveyance (or as may be made part of the Subject Interests pursuant to Section 3.1 or 3.2 of the Development Agreement), whether as lessee under leases, as an owner of the Subject Minerals (or the right to extract such Minerals) or otherwise, by virtue of which undivided interests Assignor has the right to conduct exploration, drilling, development and Mineral production operations on the Subject Lands, or to cause such operations to be conducted, or to participate in such operations by paying and bearing all or any part of the costs, risks and liabilities of such operations, to drill, test, complete, equip, operate and produce wells to exploit the Minerals. The “Subject Interests” (a) may be owned by Assignor pursuant to leases, deeds, operating, pooling or unitization agreements, orders or any other instruments, agreements or documents, recorded or unrecorded, (b) include any and all extensions or renewals of leases covering the Subject Lands (or any portion thereof) obtained by Assignor, or any Affiliate thereof, within six (6) months after the expiration or termination of any such lease, and (c) are subject to the Permitted Encumbrances. For the avoidance of doubt, the “Subject Interests” do not include: (i) Assignor’s interests in the Excluded Assets; (ii) Assignor’s rights to substances other than Minerals; (iii) Assignor’s rights to Minerals (other than Assignee Minerals) under contracts for the purchase, sale, transportation, storage, processing or other handling or disposition of Minerals; (iv) Assignor’s interests in, or rights to Minerals (other than Assignee Minerals) held in pipelines, gathering systems, storage facilities, processing facilities or other equipment or facilities, other than Development Wells; or (v) any

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additional or enlarged interests in the Development Wells, Subject Lands or Subject Minerals acquired by Assignor after the Closing Time, except (1) to the extent any such additional or enlarged interest becomes a part of the Subject Interests by amendment to this Conveyance pursuant to Section 3.1 or 3.2 of the Development Agreement, (2) as may result from the operation of the terms of the instruments creating the Subject Interests, or (3) as may be reflected in extensions and renewals covered by the preceding sentence.

“Subject Lands” means the lands subject to or covered by the oil and gas leases described in Exhibit A, insofar and only insofar as they are located within the AMI Area and cover the Target Formation, subject to the exceptions, exclusions and reservations set forth on such Exhibit A.

“Subject Minerals” means all Minerals in and under the Subject Lands, and that may be produced, saved and sold from the wellbore of a Development Well, insofar and only insofar as such Minerals are produced from the Target Formation, subject to the following exclusions: Minerals that are (a) lost in the production, gathering or marketing of Minerals; (b) used (i) in conformity with ordinary and prudent operations on the Subject Lands, including drilling and production operations with respect to a Development Well or (ii) in connection with operations (whether on or off the Subject Lands) for processing or compressing the Subject Minerals; (c) taken by a Third Person to recover costs, or some multiple of costs, paid or incurred by that Third Person under any operating agreement, pooling or unitization agreement or order or other agreement in connection with nonconsent operations conducted (or participated in) by that Third Person; and (d) retained by a Third Person for gathering, transportation, processing or marketing services related to the Subject Minerals in lieu of or in addition to cash payment for such services, to the extent such agreement to retain Minerals is permitted under this Conveyance; provided, however, that Subject Minerals includes Minerals not otherwise excluded above that are sold or exchanged for other Subject Minerals or otherwise disposed of for valuable consideration.

“Target Formation” means the Colony Granite Wash formation, being defined as the geologic interval between the top of the Des Moines formation (or top of the Colony Granite Wash ‘A’ formation) and the top of the Prue formation (or base of the Colony Granite Wash ‘C’ formation) between the stratigraphic equivalent of the measured depths of 12,285 feet to 12,862 feet as encountered on the electric log of the Lee Roy 1-24H well located in Section 24, Township 11N, Range 18W in Washita County, Oklahoma (API No. 3514921413), a portion of which log is attached hereto as Exhibit E, recognizing that the actual depth of the Target Formation will vary from depths of approximately 11,500 feet to 13,000 feet across the AMI Area.

“Taxes” is defined in Section 3.02(c).

“Term PDP Conveyance” means that certain Term Overriding Royalty Interest Conveyance (PDP) by and between Assignor and Chesapeake E&P Holding Corporation, an Oklahoma corporation, dated effective as of the Effective Time.

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“Term PUD Conveyance” means that certain Term Overriding Royalty Interest Conveyance (PUD) by and between Assignor and Chesapeake E&P Holding Corporation, an Oklahoma corporation, dated effective as of the Effective Time.

“Third Person” means a Person other than Assignor or Assignee.

“Transfer” including its syntactical variants, means any assignment, sale, transfer, conveyance or disposition of any property; provided, Transfer as used herein does not include the granting of a mortgage on or security interest in Assignor’s interest in any property, including the Development Wells, the Assignor’s Retained Minerals, the Subject Interests and the Subject Lands.

“Trustee” means The Bank of New York Mellon Trust Company, N.A., a national banking association organized under the laws of the United States of America with its principal place of business in New York, New York, acting not in its individual capacity but solely as trustee of Assignee.

ARTICLE III.

CALCULATION OF ASSIGNEE MINERALS

Section 3.01 Definition. “Assignee Minerals” is that share of the volume of Subject Minerals produced from each Development Well following the Effective Time equal to (a) 0.2500 x (b) Assignor’s Net Share of Minerals.

Section 3.02 Chargeable Costs.

(a) Definition. For each Computation Period, “Chargeable Costs” means the sum of (i) the Post Production Cost Charge, plus (ii) Excess Costs from prior Computation Periods, plus (iii) Taxes incurred, accrued or paid by Assignor; provided, that such costs are actually paid by Assignor during the relevant Computation Period or paid by Assignor during a prior Computation Period and not included in any prior Computation Period’s Chargeable Costs; provided that ad valorem and similar Taxes shall be considered Chargeable Costs for the Computation Period in which they are accrued.

(b) Post Production Cost Charge. “Post Production Cost Charge” means those costs incurred by Assignor (including internal costs and Third Person costs) to gather, store, transport, compress, process, treat, dehydrate and market, as applicable, the Subject Minerals, including any costs as may be required to deliver such Minerals to market; provided, with respect to marketing costs, only Non-Affiliate marketing fees and costs shall be included, and marketing costs for marketing services provided by Assignor or its Affiliates with respect to any Subject Minerals will be specifically excluded from the Post Production Cost Charge. Any costs, fees or expenses that are properly charged or allocated to Assignee Minerals pursuant to another provision of this Conveyance (including, as provided for in the definition of Subject Minerals) shall not be included as part of the Post Production Cost Charge.

(c) Taxes. “Taxes” means general property, ad valorem, production, severance, sales, windfall profit, excise and other taxes, except income taxes, assessed or levied on or in connection with the Subject Interests, the Royalty Interest, this Conveyance, production

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of Subject Minerals, Assignor’s Net Share of Minerals, Assignee Minerals (or the proceeds from the sale thereof) or facilities or equipment on the Subject Lands that are used for the production, dehydration, treatment, processing, gathering or transportation of Subject Minerals, or against Assignor as owner of the Subject Interests or paid by Assignor on behalf of Assignee as owner of the Royalty Interest.

(d) Operating and Drilling Costs. For the avoidance of doubt, all costs associated with or paid or incurred in connection with the exploration, drilling, testing, completing, maintaining, developing and operating the Development Wells or otherwise incurred in connection with the ownership or operation of the Subject Interests other than Taxes and Post Production Cost Charges shall be borne solely by Assignor and shall not be included as Chargeable Costs.

Section 3.03 Assignee Proceeds. “Assignee Proceeds” means, for any Computation Period (a) the amount of proceeds actually received by Assignor during such Computation Period attributable to the sale of Assignee Minerals less (b) the Chargeable Costs attributable to the Royalty Interest or Assignee Minerals.

ARTICLE IV.

MARKETING OF ASSIGNEE MINERALS

Section 4.01 Rights and Duties Regarding Sale of Assignee Minerals. Assignor shall market or shall cause to be marketed Assignor’s Net Share of Minerals (including Assignee Minerals) in good faith and in accordance with the Reasonably Prudent Operator Standard and Section 4.02(d). Assignor shall use its commercially reasonable efforts in connection with any sale of Assignor’s Net Share of Minerals (including Assignee Minerals) to obtain, as soon as reasonably practicable, full payment for such Minerals; provided, however, that it shall not be considered a breach of Assignor’s marketing duty or standard of conduct for Assignor to market such Minerals to an Affiliate of Assignor, so long as Assignor does not market such Minerals at a volume-weighted average price lower than the volume-weighted average price upon which Assignor pays royalties to the owners of the other royalty interests in the Subject Minerals during any applicable 30-day period, save and excepting Chargeable Costs provided for in Article III hereof.

Section 4.02 Assignee’s Agent and Representative.

(a) Appointment. Assignee appoints Assignor as Assignee’s agent and representative to market and deliver or cause to be marketed and delivered all Assignee Minerals and to collect and receive all payments therefrom under any Minerals purchase agreement or contract without deduction (except to the extent Chargeable Costs are deducted for any Computation Period in accordance with Section 3.02). The appointment of Assignor as Assignee’s agent and representative for such purpose is a material item of consideration to the Parties in connection with the execution and delivery of this Conveyance. Assignee may not remove Assignor from office as Assignee’s agent and representative, except for cause upon a material breach by Assignor of its duties to Assignee under this Conveyance.

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(b) Duties and Powers. As Assignee’s agent and representative, Assignor shall receive all payments for the sale of Assignee Minerals and account to Assignee, receive and make all communications with the purchaser of such Minerals, and otherwise act and speak for Assignee in connection with the sale of Assignee Minerals. Third Persons may rely conclusively on the authority of Assignor to market Assignee Minerals, and with respect to Third Persons only, Assignee shall be conclusively bound by the acts of Assignor in connection with the sale of Assignee Minerals. It shall not be necessary for Assignee to join Assignor in the execution of any division order, transfer order or other instrument, agreement or document relating to the sale of Assignee Minerals. Third Persons may pay all proceeds for the sale of such Minerals directly to Assignor, without the necessity of any joinder by or consent of Assignee or any inquiry into the use or disposition of such proceeds by Assignor. In no event, however, shall the authority granted in this Section 4.02 or elsewhere in this Conveyance relieve Assignor of any liability for breach of this Conveyance.

(c) Prohibited Acts. Assignor may not act for or bind Assignee on any matter, except the marketing and delivery of Assignee Minerals, receipt of proceeds and other powers granted to Assignor under this Article IV.

(d) Standard of Conduct. In exercising its powers and performing its duties as Assignee’s agent and representative, Assignor shall act in good faith and in accordance with the Reasonably Prudent Operator Standard. It shall not be a violation of such standard of conduct for Assignor (i) to sell Assignor’s Net Share of Minerals or Assignee Minerals to an Affiliate pursuant to any purchase agreement or contract in compliance with Section 4.01 or (ii) to delegate some or all of Assignor’s duties as Assignee’s agent and representative to its Affiliates (so long as such Affiliates perform in good faith and in accordance with the Reasonably Prudent Operator Standard), with Assignor remaining liable to Assignee for the performance of such duties.

(e) Termination of Authority. Assignor may not resign as Assignee’s agent and representative without the prior written consent of Assignee, except that Assignor may resign as Assignee’s agent and representative without such consent with respect to any Subject Interests assigned, sold, transferred or conveyed by Assignor in accordance with the terms of this Conveyance. If such sale is made subject to the Royalty Interest, Assignor must cause the purchaser to assume the duties of Assignee’s agent and representative with respect to the Subject Interests acquired by that purchaser and to be bound by the provisions of this Article IV.

Section 4.03 Delivery of Subject Minerals. Assignor (whether or not it is serving as Assignee’s agent and representative) shall deliver or cause to be delivered Assignor’s Net Share of Minerals (including Assignee Minerals) to the purchasers thereof.

Section 4.04 Processing. Assignor may, or may by contract cause a Third Person to, dehydrate, separate, treat, compress or otherwise process Assignor’s Net Share of Minerals (including Assignee Minerals) and may commit any of the Subject Interests (including the Royalty Interest) to an agreement for processing Minerals (pursuant to which, for example, the plant owner or operator receives a portion of the Minerals or plant products therefrom or proceeds of the sale thereof as a fee for processing), so long as (a) Assignor enters into such processing arrangements in good faith and in accordance with the Reasonably Prudent Operator

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Standard and (b) any such processing arrangements entered into with Affiliates of Assignor contain rates and charges that are comparable to the prevailing charges for similar services in the applicable area. Assignee shall be bound by such arrangements and shall permit all Assignee Minerals to be processed by Assignor or its contractor. Assignee shall not, however, be personally liable for any costs or risks associated with such processing operations, but Assignee shall indirectly suffer the energy content reduction and volume reductions associated with processing through corresponding reductions in the content and volumes of Assignee Minerals.

ARTICLE V.

PAYMENT

Section 5.01 Obligation to Pay.

(a) The Obligation. After each Computation Period and on or before the Payment Date for that Computation Period, Assignor shall tender to Assignee the Assignee Proceeds for the applicable Computation Period, plus, to the extent applicable, (i) all of the proceeds to be paid to Assignee from the sale of Assignee Minerals produced during any prior Computation Periods, to the extent not previously paid to Assignee, (ii) any amounts payable to Assignee under Section 1.04(b) for the most recently completed Computation Period and (iii) any amounts (including any interest earned thereon) that were previously deposited with a Third Person escrow agent in accordance with Section 5.01(d) and subsequently determined by Assignor to be validly owing to Assignee. All such amounts shall be transmitted to Assignee by Assignor by means of wire transfer of funds to a bank account specified by Assignee pursuant to written instructions which shall remain in effect until and unless changed by subsequent written notice to Assignor.

(b) Payment Date. “Payment Date” means (i) for the first Computation Period, November 30, 2011 and (ii) for each subsequent Computation Period, the thirty-fifth (35th) day after the end of such Computation Period. If such day is not a Business Day, the Payment Date shall be the next Business Day.

(c) No Segregated Account. Prior to distribution to Assignee, all amounts received by Assignor from the sale of Assignee Minerals shall be held by Assignor in one of its general bank accounts and Assignor will not be required to maintain a segregated account for such funds or, as to disputed proceeds, deposited by Assignor with a Third Person escrow agent in accordance with Section 5.01(d).

(d) Disputed Proceeds. If Assignor receives any amount of money from the sale of Assignee Minerals that is subject to controversy or, in the good faith, reasonable opinion of Assignor, possible controversy, Assignor shall promptly deposit such money with a Third Person escrow agent in a segregated interest-bearing account. Such amount shall not be treated as a portion of Assignee Proceeds so long as it remains with such escrow agent, but shall be treated as a portion of Assignee Proceeds, along with the accrued interest, if any, when received from such escrow agent and paid over to Assignee.

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Section 5.02 Interest on Past Due Payments.

(a) Obligation to Pay. Any Assignee Proceeds or other amounts of money not paid by Assignor to Assignee when due shall bear, and Assignor will pay, interest at the Prime Interest Rate on the overdue amount commencing on the sixth (6th) day after such due date until such amount is paid.

(b) Definition. “Prime Interest Rate” means the lesser of (i) the rate of interest per annum publicly announced from time to time by The Bank of New York Mellon Trust Company, N.A. as its “prime rate” in effect at its principal office in New York City, New York (each change in the Prime Rate to be effective on the date such change is publicly announced), with the understanding that such bank’s “prime rate” may be one of several base rates, may serve as a basis upon which effective rates are from time to time calculated for loans making reference thereto, and may not be the lowest of such bank’s base rates or (ii) the maximum rate of interest permitted under applicable Legal Requirement.

Section 5.03 Overpayments and Refunds.

(a) Overpayments. If Assignor ever pays Assignee more than the amount of money then due and payable to Assignee under this Conveyance, Assignee shall not be obligated to return the overpayment, but Assignor may at any time thereafter deduct from Assignee Proceeds and retain for its own account an amount equal to the overpayment.

(b) Refunds. If Assignor is ever legally obligated to pay any Third Person, including any Minerals purchaser or Governmental Authority, any refund, interest, penalty or other amount of money, because any payment of Assignee Proceeds received by Assignor for the account of Assignee exceeded, or allegedly exceeded, the amount due or lawful under any applicable contract, Legal Requirement, or other obligation, Assignor may thereafter deduct from Assignee Proceeds and retain for its own account an amount equal to such payment.

Section 5.04 Protection of Assignee Proceeds. It is the intent of Assignor and Assignee that Assignee is an “interest owner” with an interest separate and distinct from that of Assignor within the meaning and for the purposes of the Oil and Gas Owners’ Lien Act of 2010, Okla. Stat. tit. 52, § 549.1, et. seq., and that Assignee is entitled to all the benefits of such Act.

ARTICLE VI.

RECORDS AND REPORTS

Section 6.01 Books, Records and Accounts.

(a) Obligation to Maintain. Assignor shall maintain true and correct books, records and accounts of (i) all transactions required or permitted by this Conveyance and (ii) the financial information necessary to effect such transactions, including the financial information needed to calculate each installment of Assignee Proceeds.

(b) Right of Inspection. Assignee or its representatives, at Assignee’s expense, may inspect and copy such books, records and accounts in the offices of Assignor during normal business hours and upon reasonable notice.

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Section 6.02 Statements.

(a) Quarterly Statements. On each Payment Date, Assignor shall deliver to Assignee a statement showing the computation of the Assignee Proceeds for the applicable Computation Period.

(b) Annual Statements. On the first Payment Date after the end of each calendar year, such statement shall also show the computation of Assignee Proceeds for the preceding calendar year.

(c) Contents of Statements. Without limiting the generality of the foregoing provisions in this Section 6.02, each statement delivered by Assignor to Assignee pursuant to this Section 6.02 shall state, for the relevant period, to the extent Assignor has the information necessary to determine such amounts, (i) the total volumes of Subject Minerals produced from the Development Wells, (ii) the total volumes of Assignor’s Net Share of Minerals produced from each Development Well, (iii) the total volumes of Assignee Minerals, (iv) the applicable Sales Price, (v) the Chargeable Costs, (vi) the amount of Assignee Proceeds due and payable for the relevant period and (vii) the amounts of money, if any, due and payable by any purchaser of Assignor’s Net Share of Minerals (including Assignee Minerals), the nonpayment of which resulted in a reduction in Assignee Proceeds for the relevant period. If Assignor is not the operator of a Development Well and such information is not made available to the Assignor as a non-operator, Assignor shall use commercially reasonable efforts to exercise its contractual rights with respect to the operator of such Development Well to cause such operator to provide such information to Assignor.

Section 6.03 Assignee’s Exceptions to Quarterly Statements. If Assignee takes exception to any item or items included in any statement required by Section 6.02, Assignee must notify Assignor in writing within sixty (60) days after Assignee’s receipt of such statement. Such Notice must set forth in reasonable detail the specific charges complained of and to which exception is taken. Adjustments shall be made promptly for all complaints and exceptions that are justified. Notwithstanding anything to the contrary herein, all matters reflected in Assignor’s statements for the preceding calendar year (or portion thereof) that are not objected to by Assignee in the manner provided by this Section 6.03 shall be deemed correct as rendered by Assignor to Assignee.

Section 6.04 Other Information.

(a) Disclosure. At Assignee’s request, subject to applicable restrictions on disclosure and transfer of information, Assignor shall give Assignee and its designated representatives reasonable access in Assignor’s office during normal business hours to all title, geological (to the extent not prohibited by any applicable license agreement), Development Well and production data in Assignor’s possession or Assignor’s Affiliates’ possession, relating to operations on the Subject Interests. In addition, Assignor shall promptly provide Assignee with such other information in Assignor’s possession or Assignor’s Affiliates’ possession, relating to operations on the Subject Interests, as reasonably requested by Assignee, as well as provide such documentation as the Trustee may reasonably request to confirm the satisfaction of the Assignor’s drilling obligation under the Development Agreement.

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(b) Disclaimer of Warranties and Liability. Assignor makes no representations or warranties about the accuracy or completeness of any data, reports, studies or other information made available to Assignee and shall have no liability to Assignee or any other Person resulting from such data, studies, reports or other information.

(c) No Attribution. Assignee shall not, in any securities filings or reports made by Assignee, attribute to Assignor or to the consulting engineers any reports or studies made available to Assignee, or the contents thereof.

(d) Confidentiality. All information furnished to Assignee and its designated representatives pursuant to this Section 6.04 is confidential and for the sole benefit of Assignee and shall not be disclosed by Assignee or its designated representatives to any other Person, except to the extent that such information (i) is required in any report, statement or testimony submitted to any Governmental Authority having or claiming to have jurisdiction over Assignee or submitted to bank examiners or similar organizations or their successors, (ii) is required in response to any summons or subpoena or in connection with any litigation, (iii) is reasonably believed to be required in order to comply with any applicable Legal Requirement to Assignee, (iv) was publicly available or otherwise known to the recipient at the time of disclosure or (v) subsequently becomes publicly available other than through any act or omission of the recipient; provided, however, with respect to the disclosures with respect to items (i), (ii) and (iii) above, Assignee will notify Assignor prior to any such disclosure in order to provide Assignor an opportunity to seek to limit any such required disclosure. In connection with the marketing of Assignee’s assets upon termination of Assignee, Assignee and its designated representatives may, on a confidential basis in accordance with this Section 6.04(d), mutatis mutandis, provide any potential purchaser of such assets with the same information Assignee has access to pursuant to Section 6.04.

ARTICLE VII.

NO LIABILITY OF ASSIGNEE

Assignee shall not be personally liable or responsible under this Conveyance for any cost, risk, liability or obligation associated in any way with the ownership or operation of the Subject Lands, the Subject Interests, the Development Wells or the Subject Minerals. The foregoing sentence does not restrict the right of Assignor to deduct Chargeable Costs in calculating the volumes of Assignee Minerals or Assignee Proceeds.

ARTICLE VIII.

OPERATIONS

Section 8.01 Standards of Conduct. Except as otherwise specifically provided in this Conveyance, Assignor shall (a) operate and maintain the Subject Interests and (b) make elections under each applicable lease, operating agreement, unit agreement, contract for development and other similar instrument or agreement (including elections concerning abandonment of any Development Well or release of any Subject Interest) in good faith and in accordance with the Reasonably Prudent Operator Standard. Where Assignor or one of its Affiliates does not operate the Subject Interests but Assignor has elected to participate as a non-operator in the drilling of a Development Well, Assignor shall use commercially reasonable

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efforts to exercise its contractual rights (under the applicable operating agreement or otherwise) to cause the operators of such Subject Interests to act in accordance with the Reasonably Prudent Operator Standard.

Section 8.02 Abandonment of Properties. Nothing in this Conveyance shall obligate Assignor to continue to operate any Development Well or to operate or maintain in force or attempt to maintain in force any Subject Interest when such Development Well ceases to produce, or Assignor determines, in accordance with Section 8.01 above, that such Development Well or Subject Interest is not capable of producing Minerals in paying quantities. The expiration of a Subject Interest in accordance with the terms and conditions applicable thereto shall not be considered to be a voluntary surrender or abandonment thereof.

ARTICLE IX.

POOLING AND UNITIZATION

Section 9.01 Pooling of Subject Interests. Certain Subject Interests have been, or may have been, heretofore pooled and unitized for the production of Minerals. Such Subject Interests are and shall be subject to the terms and provisions of the applicable pooling and unitization agreements and orders, and the Royalty Interest in each pooled or unitized Subject Interest shall apply to and affect only the Minerals produced from such units that accrues to such Subject Interest under and by virtue of the applicable pooling and unitization agreements and orders.

Section 9.02 Pooling and Unitization.

(a) Right to Pool. Assignor has the exclusive executive right and power (as between Assignor and Assignee) to pool or unitize any Subject Interest and to alter, change, amend or terminate any pooling or unitization agreements heretofore or hereafter entered into, as to all or any part of the Subject Lands, as to any one or more of the formations or horizons, and as to any Minerals, upon such terms and provisions as Assignor shall in its sole discretion deem appropriate.

(b) Effect of Pooling. If and whenever through the exercise of such right and power, or pursuant to any Legal Requirement now existing or hereafter enacted or promulgated, any Subject Interest is pooled or unitized in any manner, the Royalty Interest, insofar as it affects such Subject Interest, shall apply to and affect only the Minerals production that accrues to such Subject Interest under and by virtue of the applicable pooling and unitization agreement or order. It shall not be necessary for Assignee to agree to, consent to, ratify, confirm or adopt any exercise of pooling or unitization of any Subject Interest by Assignor.

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ARTICLE X.

GOVERNMENT REGULATION

Section 10.01 Legal Requirements. Except as provided in Section 10.03, all obligations of Assignor under this Conveyance are, and shall be, subject to all applicable Legal Requirements and the instruments, documents and agreements creating the Subject Interests.

Section 10.02 Filings. Assignor shall use its reasonable discretion in making filings for itself and on behalf of Assignee with any Governmental Authority having jurisdiction with respect to matters affecting the Subject Interests, the Subject Lands or the Subject Minerals.

Section 10.03 Superseding Effect. By acceptance of this Conveyance, Assignee agrees, for itself and its successors and assigns, immediate and remote, that the timing of payment, accrual of interest and reporting requirements with respect to the Royalty Interest shall be as provided by the terms of this Conveyance and not as prescribed by the Oklahoma Production Revenue Standards Act, as amended, codified at Title 52, Section 570.1, et seq. of the Oklahoma Statutes, and any similar Legal Requirement.

ARTICLE XI.

ASSIGNMENT AND SALE OF SUBJECT INTERESTS

Section 11.01 Assignment by Assignor Subject to Royalty Interest.

(a) Right to Sell. Assignor may not Transfer any interest in the Development Wells, the Subject Interests or any part thereof or any undivided interest therein in violation of Section 11.05. Subject to Section 11.02 and 11.05, Assignor may from time to time Transfer, mortgage or pledge its interest in the Development Wells, the Subject Interests, or any part thereof or an undivided interest therein, if and only if (i) such Transfer, mortgage or pledge is made expressly subject to and burdened with the Royalty Interest and this Conveyance, (ii) solely in connection with a Transfer other than a Transfer pursuant to a foreclosure on any mortgage or security interest, Assignor has caused the assignee, purchaser, transferee or grantee of any such transaction to (A) acknowledge that the affected Subject Interests are taken subject to and burdened with the Royalty Interest and this Conveyance and (B) assume and agree to discharge Assignor’s obligations under this Conveyance with respect to such Subject Interests from and after the actual date of any such Transfer and (iii) in connection with any Transfer pursuant to a foreclosure on any mortgage or security interest, Assignor has used commercially reasonable efforts to cause the assignee, purchaser, transferee or grantee of any such transaction to (A) acknowledge that the affected Subject Interests are taken subject to and burdened with the Royalty Interest and this Conveyance and (B) assume and agree to discharge Assignor’s obligations under this Conveyance with respect to such Subject Interests from and after the actual date of any such Transfer. Any assumption and agreement to discharge shall be by appropriate written instrument for the express benefit of and enforceable by the Assignee. For avoidance of doubt, nothing in Section 11.01(a) is intended to permit any assignee, purchaser, transferee or grantee to acquire any interest in the Development Wells, the Subject Interests or any part thereof or undivided interest therein without being subject to and burdened with the Royalty Interest and this Conveyance. Assignee shall not be required to recognize any purported Transfer, mortgage or pledge not made in conformance with this Section 11.01(a) and,

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notwithstanding any such purported Transfer, mortgage or pledge, Assignor shall remain obligated under this Conveyance just as if such Transfer, mortgage or pledge attempt had not been made and Assignee shall continue to deal with the Assignor to the exclusion of the purported transferee. Further, to the extent permitted by applicable law, any purported Transfer not made in conformance with this Section 11.01(a) shall be void and of no effect.

(b) Effect of Sale. From and after the actual date of any such Transfer by Assignor made in full compliance with Section 11.01(a) (and only upon such full compliance), Assignor shall be relieved of all obligations, requirements and responsibilities arising under this Conveyance with respect to the Subject Interests Transferred, as the same pertain to Assignee Minerals produced from and after (but not prior to) said date of such Transfer.

(c) Allocation of Consideration. Assignee is not entitled to receive any share of the sales proceeds received by Assignor in any transaction permitted by this Section 11.01.

(d) Separate Interest. Notwithstanding any provision to the contrary in Article IV, effective on the effective date of any Transfer of any Subject Interest made in full compliance with Section 11.01(a), Assignee Minerals and Assignee Proceeds shall thereafter be computed separately with respect to such Subject Interests, and the assignee, buyer, transferee or grantee of such Subject Interests shall thereafter serve as Assignee’s agent and representative under Article IV with respect to such interests and shall pay all corresponding Assignee Proceeds directly to Assignee.

Section 11.02 Sale and Release of Properties.

(a) Transfer. Subject to Section 11.05, Assignor may from time to time, Transfer the Development Wells, the Subject Interests, or any part thereof or undivided interest therein, free of the Royalty Interest and this Conveyance provided that the aggregate Fair Value of all Royalty Interests conveyed under (i) this Conveyance and/or (ii) any other Assignor Conveyance, which is released during any twelve (12) month period, shall not exceed $5,000,000 in the aggregate.

(b) Payments. In connection with any Transfer pursuant to this Section 11.02, Assignor shall remit to Assignee an amount equal to the Fair Value of the Royalty Interest being released. Assignor shall make such payment to Assignee on the Payment Date for the Computation Period in which Assignor receives the payment with respect to any such Transfer of the Subject Interest.

(c) Release. In connection with any Transfer provided for in Section 11.02(a), Assignee shall, on request, execute, acknowledge and deliver to Assignor a recordable instrument (reasonably acceptable to Assignor) that releases the Royalty Interest with respect to the Development Well and the related Subject Interests and Subject Lands being Transferred.

(d) Effect of Sale. From and after the actual date of any such Transfer by Assignor, Assignor and any assignee, purchaser, transferee or grantee of such Subject Interest shall be relieved of all obligations, requirements and responsibilities arising under the Royalty

20

Interest or this Conveyance with respect to the Development Well or Subject Interests Transferred, except for those that accrued prior to such date.

Section 11.03 Founder Well Participation Program. Notwithstanding anything contained in this Conveyance to the contrary, Assignor may Transfer an undivided interest in any Development Well and/or any Subject Interests pursuant to the terms and conditions of the Founder Well Participation Program of Chesapeake Energy Corporation, free and clear of the Royalty Interest; provided, however, that any such Transfer shall not reduce the Assignor’s Net Revenue Interest warranted herein. In connection with any Transfer provided for in this Section 11.03, Assignee shall, on request, execute, acknowledge and deliver to Assignor a recordable instrument (reasonably acceptable to Assignor) that releases the Royalty Interest with respect to the undivided interest in any Development Well and the related Subject Interests being Transferred.

Section 11.04 Farmouts.

(a) Farmout. Assignor may from time to time enter into Farmout Agreements farming out to Third Persons Assignor’s interest in the Subject Interests. In the event that Assignor enters into any such Farmout Agreement with a Third Person, (i) the Royalty Interest and this Conveyance shall only burden Assignor’s retained interest in the Subject Interest after giving effect to any interest in the Subject Interest that a counterparty to the Farmout Agreement may earn under such Farmout Agreement and (ii) only the Assignor’s retained interest in the Subject Interest will count towards Assignor’s obligation to drill Development Wells under the Development Agreement.

(b) Release. In connection with Assignor entering into any Farmout Agreement as a farmor, Assignee shall, upon request of Assignor, execute, acknowledge and deliver to Assignor a recordable instrument (reasonably acceptable to Assignor) that releases the Royalty Interest and this Conveyance with respect to the Subject Interests being transferred pursuant to such Farmout Agreement; provided, the Royalty Interest shall still burden the Subject Interest retained by Assignor.

Section 11.05 Transfer of Subject Interests. Assignor will not Transfer any Development Well or any of the Subject Interests pursuant to Sections 11.01 and 11.02 prior to the Drilling Obligation Completion Date, and in the event of any attempted Transfer in violation of this Section 11.05, Assignor shall remain liable and a party hereto, just as if no Transfer attempt had been made, and Assignee shall continue to deal with Assignor to the exclusion of the purported transferee. For the avoidance of doubt, nothing in this Section 11.05 shall restrict Assignor’s ability to Transfer Subject Interests pursuant to the terms of the Development Agreement or Section 11.03. Further, to the extent permitted by applicable law, such attempted Transfer in violation of this Section 11.05 shall be void and of no force or effect. Assignor expressly states and recognizes that the restrictions on transfer imposed on Assignor in this Section 11.05 and in Section 11.01(a) are made in reasonable protection of an interest of the Assignee created hereunder.

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Section 11.06 Change in Ownership.

(a) Obligation to Give Notice. No change of ownership or of the right to receive payment of the Royalty Interest, or of any part thereof, by Assignee, however accomplished, shall bind Assignor until notice thereof is furnished to Assignor by the Person making the transfer and the Person claiming the benefit thereof, and then only with respect to payments made after such Notice is furnished.

(b) Notice of Sale. Notice of sale, transfer, conveyance or assignment shall consist of a certified copy of the recorded instrument accomplishing the same.

(c) Notice of Other Changes of Ownership. Notice of change of ownership or of the right to receive payment accomplished in any other manner (e.g., by dissolution of Assignee) shall consist of certified copies of recorded documents and complete proceedings legally binding and conclusive of the rights of all Persons.

(d) Effect of Lack of Notice. Until such Notice accompanied by such documentation is furnished to Assignor in the manner provided above, Assignor may, at Assignor’s election, either (i) continue to pay or tender all sums payable on the Royalty Interest in the same manner provided in this Conveyance, precisely as if no such change in interest or ownership or right to receive payment had occurred or (ii) suspend payment of Assignee Proceeds without interest until such documentation is furnished.

(e) Effect of Nonconforming Notices. The kinds of Notice provided by this Section 11.06 shall be exclusive, and no other kind, whether actual or constructive, shall bind Assignor.

Section 11.07 One Payee. Assignor shall never be obligated to pay Assignee Proceeds to more than one Person. If more than one Person is ever entitled to receive payment of any part of Assignee Proceeds, Assignor may suspend payments of all Assignee Proceeds until the concurrent owners or claimants of the Royalty Interest or the right to receive payment of Assignee Proceeds appoint one Person in writing to receive all payments of Assignee Proceeds on their behalf. Assignor may thereafter conclusively rely upon the authority of that Person to receive payments of Assignee Proceeds and shall be under no further duty to inquire into the authority or performance of such Person.

Section 11.08 Rights of Mortgagee. If Assignee executes a mortgage or deed of trust covering all or part of the Royalty Interest, the mortgagees or trustees therein named or the holders of any obligation secured thereby shall be entitled, to the extent that such mortgage or deed of trust so provides, to exercise the rights, remedies, powers and privileges conferred upon Assignee by this Conveyance and to give or withhold all consents required to be obtained from Assignee. This Section 11.08 shall not be deemed or construed to impose upon Assignor any obligation or liability undertaken by Assignee under such mortgage or deed of trust or under the obligation secured thereby. Should any interest conveyed herein to Assignee revert to Assignor pursuant to Section 1.04(c), such interest shall revert free and clear of any lien or security interest conveyed by Assignee.

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Section 11.09 No Drainage. Assignor covenants and agrees that, prior to June 30, 2031, neither Assignor nor any of its Affiliates shall drill any Mineral well that will have a perforated segment in the Target Formation that will be within six hundred (600) feet of any perforated interval in the Target Formation of any Development Well that is producing Minerals from the Target Formation.

ARTICLE XII.

FORCE MAJEURE

Section 12.01 Nonperformance. Assignor shall not be responsible to Assignee for any loss or damage to Assignee resulting from any delay in performing or failure to perform any obligation under this Conveyance (other than Assignor’s obligation to make payments of Assignee Proceeds to Assignee) to the extent such failure or delay is caused by Force Majeure.

Section 12.02 Force Majeure. “Force Majeure” means any of the following, to the extent they delay or prevent performance of Assignor’s obligations under this Conveyance (other than Assignor’s obligation to make payments of Assignee Proceeds to Assignee) and are not caused by the breach by Assignor of its duty to perform certain obligations under this Conveyance in accordance with the Reasonably Prudent Operator Standard:

(a) act of God, fire, lightning, landslide, earthquake, storm, hurricane, hurricane warning, flood, high water, washout, tidal wave or explosion;

(b) strike, lockout, or other similar industrial disturbance, act of the public enemy, war, military operation, blockade, insurrection, riot, epidemic, arrest or restraint of Governmental Authority or people, or national emergency;

(c) the inability of the Assignor to acquire, or the delay on the part of any Third Person (other than an Affiliate of the Assignor) in acquiring, materials, supplies, machinery, equipment, servitudes, right-of-way grants, easements, permits, licenses, approvals or authorizations necessary to enable such Party to perform hereunder;

(d) any breakage of or accident to machinery, equipment or lines of pipe, the repair, maintenance, improvement, replacement, alteration to a plant or line of pipe or related facility, the testing of machinery, equipment or line of pipe, or the freezing of a line of pipe;

(e) any Legal Requirement or the affected Party’s compliance therewith; or

(f) any other cause, whether similar or dissimilar to the causes enumerated in (a) through (e) above, not reasonably within the control of Assignor.

Section 12.03 Force Majeure Notice. Assignor will give Assignee a Notice of each Force Majeure as soon as reasonably practicable after the occurrence of the Force Majeure.

Section 12.04 Remedy. Assignor will use its commercially reasonable efforts to remedy each Force Majeure and resume full performance under this Conveyance as soon as reasonably practicable, except that the settlement of strikes, lockouts or other labor disputes shall be entirely within the discretion of Assignor.

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ARTICLE XIII.

NOTICE

Section 13.01 Written Notice. Except as otherwise provided by this Conveyance, each Notice shall be in writing.

Section 13.02 Methods of Giving Notice. Notice may be given by any reasonable means, including email, telecopier, hand delivery, overnight courier or U.S. mail.

Section 13.03 Charges. All Notices shall be properly addressed to the recipient, with all postage and other charges being paid by the Party giving Notice.

Section 13.04 Effective Date. Notice shall be effective when actually received by the Party being notified; provided, however, that Notices given by email or telecopy on any day other than a Business Day, or on a Business Day but after 5:00 p.m. local time at the location of the Party being notified, shall be deemed received on the next Business Day, unless receipt is acknowledged prior to the next Business Day.

Section 13.05 Addresses. The addresses of the Parties for purposes of Notice are the addresses in the introductory paragraph to this Conveyance.

Section 13.06 Change of Address. Either Party may change its address to another address within the continental United States by giving ten (10) days’ Notice to the other Party.

ARTICLE XIV.

OTHER PROVISIONS

Section 14.01 Successors and Assigns. The provisions and conditions contained in this Conveyance shall run with the land and the respective interests of Assignor and Assignee in the Subject Minerals, and, subject to the limitation and restrictions on the assignment or delegation by the Parties of their rights and interests under this Conveyance, this Conveyance binds and inures to the benefit of Assignor, Assignee and their respective successors, assigns and legal representatives.

Section 14.02 Governing Law. THIS CONVEYANCE SHALL BE CONSTRUED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF OKLAHOMA WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Section 14.03 Construction of Conveyance. In construing this Conveyance, the following principles shall be followed:

(a) no consideration shall be given to the captions of the articles, sections, subsections or clauses, which are inserted for convenience in locating the provisions of this Conveyance and not as an aid in its construction;

24

(b) no consideration shall be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Conveyance;

(c) the word “includes” and its syntactical variants mean “includes, but is not limited to” and corresponding syntactical variant expressions;

(d) a defined term has its defined meaning throughout this Conveyance, regardless of whether it appears before or after the place in this Conveyance where it is defined;

(e) the plural shall be deemed to include the singular, and vice versa, unless the content otherwise requires; and

(f) each exhibit, attachment and schedule to this Conveyance is a part of this Conveyance, but if there is any conflict or inconsistency between the main body of this Conveyance and any exhibit, attachment or schedule, the provisions of the main body of this Conveyance shall prevail.

Section 14.04 No Waiver. Failure of either Party to require performance of any provision of this Conveyance shall not affect either Party’s right to require full performance thereof at any time thereafter, and the waiver by either Party of a breach of any provision hereof shall not constitute a waiver of a similar breach in the future or of any other breach or nullify the effectiveness of such provision.

Section 14.05 Relationship of Parties. This Conveyance does not create a partnership, mining partnership, joint venture or relationship of trust or agency (except with respect to Assignor’s agency relationship with respect to those matters set forth in Article IV above) between the Parties.

Section 14.06 Further Assurances. Each Party shall execute, acknowledge and deliver to the other Party all additional instruments and other documents reasonably required to describe more specifically any interests subject hereto, to vest more fully in Assignee the Royalty Interest conveyed (or intended to be conveyed) by this Conveyance, or to evidence or effect any transaction contemplated by this Conveyance. Assignor shall also execute and deliver all additional instruments and other documents reasonably required to transfer interests in state, federal or Indian lease interests in compliance with applicable Legal Requirements or agreements.

Section 14.07 The 12:01 A.M. Convention. Except as otherwise provided in this Conveyance, each calendar day, month, quarter and year shall be deemed to begin at 12:01 a.m. Central Time on the stated day or on the first day of the stated month, quarter or year, and to end at 12:00 a.m. Central Time on the next day or on first day of the next month, quarter or year, respectively.

Section 14.08 Counterpart Execution. This Conveyance may be executed in any number of counterparts, all of which are identical. Every counterpart of this Conveyance shall be deemed to be an original for all purposes, and all such counterparts together shall constitute one and the same instrument. As between the Parties, any signature hereto delivered by a Party by

25

facsimile or other electronic transmission (including scanned documents delivered by email) shall be deemed an original hereto.

Section 14.09 Present and Absolute Conveyance. It is the express intention of Assignor and Assignee that the Royalty Interest is, and shall be construed for all purposes as, a present, fully-vested and absolute conveyance.

Section 14.10 Limitation of Liability. It is expressly understood and agreed by the Parties hereto that (a) this Conveyance is executed and delivered by the Trustee not individually or personally, but solely as Trustee in the exercise of the powers and authority conferred and vested in it, and (b) under no circumstances shall the Trustee be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Assignee under this Conveyance.

Section 14.11 Severability. In case any provision, covenant or obligation under this Conveyance is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions, covenants or obligations of this Conveyance are declared to be severable and not in any way affected or impaired thereby.

Section 14.12 Waiver of Damages. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NO PARTY SHALL BE LIABLE HEREUNDER FOR EXEMPLARY, PUNITIVE, SPECIAL, INDIRECT, CONSEQUENTIAL, REMOTE OR SPECULATIVE DAMAGES, WHETHER BASED IN CONTRACT, TORT, STRICT LIABILITY, OTHER LAW OR OTHERWISE.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, each Party has caused this Conveyance to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Conveyance, to be effective as of the Effective Time.

Chesapeake Exploration, L.L.C.

By:	/s/ Domenic J. Dell’Osso, Jr.
	Name:	Domenic J. Dell’Osso, Jr.
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to the Perpetual Conveyance (PUD)]

Chesapeake Granite Wash Trust

By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:	/s/ Michael J. Ulrich
	Name:	Michael J. Ulrich
	Title:	Vice President

[Signature Page to the Perpetual Conveyance (PUD)]

STATE OF OKLAHOMA	§
§
COUNTY OF OKLAHOMA	§

This instrument was acknowledged before me on November 14, 2011, by Domenic J. Dell’Osso, Jr., as Executive Vice President and Chief Financial Officer of Chesapeake Exploration, L.L.C., an Oklahoma limited liability company, on behalf of said limited liability company.

WITNESS my hand and official seal this 14th day of November, 2011.

/s/ Anita Brodrick
NOTARY PUBLIC,
State of Oklahoma
Anita Brodrick
(printed name)

My commission expires:

4/29/12

[SEAL]

[Acknowledgment Page to the Perpetual Conveyance (PUD)]

STATE OF TEXAS	§
§
COUNTY OF TRAVIS	§

This instrument was acknowledged before me on November 10, 2011, by Michael J. Ulrich, as Vice President of The Bank of New York Mellon Trust Company, N.A., a national banking association organized under the laws of the United States of America, as Trustee of Chesapeake Granite Wash Trust, a Delaware statutory trust, on behalf of said national banking association, as trustee of said trust.

WITNESS my hand and official seal this 10 day of November, 2011.

/s/ Sarah Newell
NOTARY PUBLIC,
State of Texas
Sarah Newell
(printed name)

My commission expires:

02-16-14

[SEAL]

[Acknowledgment Page to the Perpetual Conveyance (PUD)]

Exhibit A

To Perpetual Overriding Royalty Interest Conveyance (PUD)

(Oil and Gas Leases)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200025-001	OK	WASHITA	MCCORMICK, BARBARA ANN HOWE REVOCABLE TRUST	CHESAPEAKE EXPLORATION LP	5/23/2007	1087	462	I-2007-011138	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: LOTS 1, 2, 3, & E/2 OF LOT 4, S/2 NE/4, SE/4 NW/4, E/2 SW/4 NW/4
OK3200025-002	OK	WASHITA	HOWE, EUGENE MASON, II	CHESAPEAKE EXPLORATION LP	5/23/2007	1072	671	I-2007-005902	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: LOTS 1, 2, 3, & E/2 OF LOT 4, S/2 NE/4, SE/4 NW/4, E/2 SW/4 NW/4
OK3200025-004	OK	WASHITA	REGIER, CHARLES R & KATHY	CHESAPEAKE EXPLORATION LLC	7/23/2007	1082	289	I-2007-009329	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: LOT 1, LOT 2, S/2 NE/4, LOT 3, SE/4 NW/4 A/K/A E/2 NW/4, E/2 OF LOT 4, E/2 SW NW, SE/4
OK3200025-005	OK	WASHITA	REGIER, PHYLLIS MARLENE & DALE GENE REV	CHESAPEAKE EXPLORATION LLC	7/23/2007	1082	285	I-2007-009328	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-019	OK	WASHITA	HOOGE, LOIS J	CHESAPEAKE EXPLORATION LLC	1/28/2011	1196	404	I-2011-001956	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-020	OK	WASHITA	NICOL, EMILY AMBER DAVIDSON	CHESAPEAKE EXPLORATION LLC	12/28/2010	1196	407	I-2011-001957	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-021	OK	WASHITA	DAVIDSON, PHIL C	CHESAPEAKE EXPLORATION LLC	12/28/2010	1196	373	I-2011-001947	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-022	OK	WASHITA	RUTLEDGE, JEANEE E	CHESAPEAKE EXPLORATION LLC	12/28/2010	1196	376	I-2011-001948	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-023	OK	WASHITA	DAVIDSON, LARRY JON	CHESAPEAKE EXPLORATION LLC	12/28/2010	1196	379	I-2011-001949	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-024	OK	WASHITA	WHITE, ROZELL WILLEAN	CHESAPEAKE EXPLORATION LLC	12/28/2010	1196	615	I-2011-002026	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-025	OK	WASHITA	DAVIDSON, AARON ZACHARY	CHESAPEAKE EXPLORATION LLC	12/28/2010	1196	385	I-2011-001951	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-026	OK	WASHITA	REGIER, BRENT T	CHESAPEAKE EXPLORATION LLC	1/5/2011	1196	388	I-2011-001952	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-027	OK	WASHITA	TAYLOR, ROSALEE TUGWELL	CHESAPEAKE EXPLORATION LLC	1/5/2011	1196	392	I-2011-001953	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-028	OK	WASHITA	STOCKFISCH, CARLOYN K TUGWELL	CHESAPEAKE EXPLORATION LLC	1/5/2011	1196	396	I-2011-001954	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-029	OK	WASHITA	REIMER, SHERYL A	CHESAPEAKE EXPLORATION LLC	1/5/2011	1196	400	I-2011-001955	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-030	OK	WASHITA	REGIER, WALDEN J	CHESAPEAKE EXPLORATION LLC	1/5/2011	1197	689	I-2011-002796	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200170-004	OK	WASHITA	WAFUM-IV, INC	CHESAPEAKE EXPLORATION LLC	12/2/2010	1189	1055	I-2010-011039	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: E/2 SW/4
OK3200692-001	OK	WASHITA	HARMS, LEOTA H & LARRY	CHESAPEAKE EXPLORATION, LLC.	9/13/2007	1099	382	I-2007-011856	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W2SW
OK3200692-002	OK	WASHITA	ANDREWS, DELPHIA H & JIM	CHESAPEAKE EXPLORATION LLC	9/13/2007	1092	291	I-2007-012829	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-003	OK	WASHITA	HENNING, DELILA H & GUY	CHESAPEAKE EXPLORATION LLC	9/13/2007	1089	447	I-2007-011882	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-004	OK	WASHITA	BULLER, RONALD H & RUTH	CHESAPEAKE EXPLORATION LLC	9/13/2007	1089	840	I-2007-012038	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-005	OK	WASHITA	SCHMIDT FAMILY TRUST, DTD 2/14/03	CHESAPEAKE EXPLORATION LLC	9/13/2007	1089	384	I-2007-011857	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-006	OK	WASHITA	HARMS, LEOTA H AND LARRY	CHESAPEAKE EXPLORATION LLC	9/13/2007	1089	382	I-2007-011856	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200692-014	OK	WASHITA	SHELLEY FAMILY LLC	CHESAPEAKE EXPLORATION LLC	8/21/2009	1151	828	I-2009-008212	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-015	OK	WASHITA	MCCULLISS, PAUL L	CHESAPEAKE EXPLORATION LLC	9/29/2009	1149	960	I-2009-007590	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-016	OK	WASHITA	UNRUH LIVING TRUST AGREEMENT DTD 03-27-1996	CHESAPEAKE EXPLORATION LLC	11/18/2010	1198	375	I-2011-002993	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-017	OK	WASHITA	ZUERCHER, DWIGHT LOVING TR DTD 05/12/92	CHESAPEAKE EXPLORATION LLC	11/4/2010	1194	693	I-2011-001343	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-018	OK	WASHITA	ZUERCHER, WILMA LOVING TR DTD 05/12/92	CHESAPEAKE EXPLORATION LLC	11/4/2010	1198	372	I-2011002992	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-020	OK	WASHITA	HARMS FAMILY TRUST, THE U/D/O DECEMBER 8, 1993	CHESAPEAKE EXPLORATION LLC	11/23/2010	1201	499	I-2011-004035	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-021	OK	WASHITA	AVERY, ROBERT D	CHESAPEAKE EXPLORATION LLC	1/4/2011	1195	719	I-2011-001731	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-022	OK	WASHITA	SMITH, ANGELA M	CHESAPEAKE EXPLORATION LLC	12/15/2010	1201	602	I-2011-004062	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200105-001	OK	WASHITA	HORN, ARTHUR M LOVING TRUST ARTHUR M HORN TRUSTEE	CHESAPEAKE EXPLORATION LLC	8/22/2007	1085	245	I-2007-010391	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: E/2 SE/4
OK3200105-002	OK	WASHITA	HORN, SUSIE H LOVING TRUST DTD 3/25/91	CHESAPEAKE EXPLORATION LLC	8/22/2007	1085	247	I-2007-010392	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: E/2 SE/4
OK3200165-006	OK	WASHITA	PETERS, RUTH M TRUST DTD 10/13/88 AMENDED 1/23/90	CHESAPEAKE EXPLORATION LLC	1/7/2011	1194	253	I-2011-001201	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: LOT 2 SW/4 NE/4
OK3200165-007	OK	WASHITA	KOEHN, VERNA	CHESAPEAKE EXPLORATION LLC	12/20/2010	1197	154	I-2011-002652	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: LOT 2 (41.13), SW/4, NE/4
OK3200165-008	OK	WASHITA	MUENSCHER, JOHN	CHESAPEAKE EXPLORATION LLC	1/11/2011	1199	181	I-2011-003249	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: LOT 2 (41.13), SW/4 NE/4
OK3200165-009	OK	WASHITA	REIMER, GORDON W	CHESAPEAKE EXPLORATION LLC	12/23/2010	1197	41	I-2011-002618	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: LOT 2 (41.13), SW/4, NE/4
OK3200591-001	OK	WASHITA	BUIE, PATRICIA J	DALE FOLKS, LLC	1/22/2007	1065	135	I-2007-003129	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: SW/4, W/2 SE/4
OK3200591-002	OK	WASHITA	EVERETT, BLAKE A	DALE FOLKS, LLC	1/24/2007	1065	341	I-2007-003201	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: SW/4, W/2 SE/4
OK3200591-003	OK	WASHITA	EVERETT, CLARK J	DALE FOLKS, LLC	1/24/2007	1065	344	I-2007-003202	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: SW/4, W/2 SE/4
OK3200591-004	OK	WASHITA	EVERETT, LARRY	DALE FOLKS, LLC	1/22/2007	1065	156	I-2007-003136	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: SW/4, W/2 SE/4
OK3200591-005	OK	WASHITA	EVERETT LIVING TRUST	DALE FOLKS, LLC	1/22/2007	1065	153	I-2007-003135	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: W/2 SE/4
OK3200591-006	OK	WASHITA	EVERETT, NORMAN D TRUST	DALE FOLKS, LLC	1/24/2007	1062	713	I-2007-002193	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: W/2 SW/4
OK3200591-008	OK	WASHITA	VAN HOOZER, KRISTIE EVERETT	CHESAPEAKE EXPLORATION LLC	1/17/2011	1199	162	I-2011-003243	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: SW/4, W/2 SE/4
OK3200564-000	OK	WASHITA	BUNGARDT, ALFRED H TRUSTS A & B	DAVID S THOMPSON & ASSOCIATES	11/8/2006	1057	258	I-2007-00109	010N	017W	0003	TOWNSHIP 10 NORTH - RANGE 17 WEST SECTION 3: LOTS 3-4, S/2 NW/4, SW/4
OK3200677-001	OK	WASHITA	DICK, JAMES A	CHESAPEAKE EXPLORATION LLC	8/17/2007	1087	32	I-2007-010991	010N	017W	0003	TOWNSHIP 10 NORTH - RANGE 17 WEST SECTION 3: S/2 NE/4, ALL THAT PORTION OF N/2 NE/4 LYING W OF RAILROAD, SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200677-002	OK	WASHITA	POWELL SNOW, REBECCA D FORMERLY REBECCA D POWELL	CHESAPEAKE EXPLORATION LLC	8/17/2007	1087	28	I-2007-010990	010N	017W	0003	TOWNSHIP 10 NORTH - RANGE 17 WEST SECTION 3: S/2 NE/4, ALL THAT PORTION OF N/2 NE/4 LYING W OF RAILROAD, SE/4
OK3200800-000	OK	WASHITA	BORCHERS, MARTHA	DAVID S THOMPSON & ASSOCIATES	7/11/2007	1077	929	I-2007-007757	010N	017W	0003	TOWNSHIP 10 NORTH - RANGE 17 WEST SECTION 3: ALL OF LOT 1, ALL OF THAT PART OF LOT 2 LYING EAST OF THE ST. LOUIS AND SAN FRANCISCO RAILROAD RIGHT-OF-WAY IN THE NE/4
OK6200800-001	OK	WASHITA	OCC #576231/CD #201001916	COI/CELLC, APPLICANTS	6/16/2010	1204	655	I-2011-004812	010N	017W	0003	TOWNSHIP 10 NORTH - RANGE 17 WEST SECTION 3: ALL LIMITED TO VIRGILIAN, MISSOURIAN, & DES MOINES COMMON SOURCE OF SUPPLY
OK3200151-006	OK	WASHITA	FRIESEN, RAY & ALMA S	CHESAPEAKE EXPLORATION LLC	5/19/2008	1115	227	I-2008-007486	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 SE/4
OK3200151-007	OK	WASHITA	HIEBERT, VERA IRREVOCABLE TRUST AGREEMENT DTD 5/12/1987	CHESAPEAKE EXPLORATION LLC	8/6/2008	1116	125	I-2008-007816	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 SE/4
OK9270123-001	OK	WASHITA	BIA 14-20-205-13483	CROW CREEK ENERGY, LLC	7/19/2005			UNRECORDED	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: E/2 E/2 NW/4
OK9270124-001	OK	WASHITA	BIA 14-20-205-13484	CROW CREEK ENERGY, LLC	7/19/2005			UNRECORDED	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 NW/4 NW/4 NW/4 NW/4
OK9270126-001	OK	WASHITA	BIA 14-20-205-13481	CROW CREEK ENERGY, LLC	7/19/2005			UNRECORDED	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 E/2 NW/4
OK9270127-001	OK	WASHITA	BIA 14-20-205-13482	CROW CREEK ENERGY, LLC	7/19/2005			UNRECORDED	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4 NW/4, S/2 NW/4 NW/4, NE/4 NW/4 NW/4, E/2 NW/4 NW/4 NW/4, SW/4 NW/4 NW/4 NW/4, E/2 NW/4 NW/4 NW/4 NW/4
OK9270128-001	OK	WASHITA	BIA 14-20-205-13485	CROW CREEK ENERGY, LLC	7/19/2005			UNRECORDED	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SE/4 SE/4
OK9270129-001	OK	WASHITA	BIA 14-20-205-13486	CROW CREEK ENERGY, LLC	7/19/2005			UNRECORDED	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: NE/4 SE/4
OK9270333-001	OK	WASHITA	EDGAR, CURTIS W	PENN VIRGINIA MC ENERGY, LLC	6/10/2008	1115	212	I-2008-007481	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270334-001	OK	WASHITA	SAWATZKY, RAY P & JANET A	PENN VIRGINIA MC ENERGY, LLC	7/15/2008	1115	200	I-2008-007477	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4 SURFACE TO 17,032’
OK9270335-001	OK	WASHITA	EDGAR, SALLY	PENN VIRGINIA MC ENERGY, LLC	6/10/2008	1115	203	I-2008-007478	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270336-001	OK	WASHITA	PARKER, EVELYN M REV TR, EVELYN M PARKER, TRST	PENN VIRGINIA MC ENERGY, LLC	6/10/2008	1115	206	I-2008-007479	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270337-001	OK	WASHITA	EDGAR, ROBERT J	PENN VIRGINIA MC ENERGY, LLC	6/10/2008	1115	209	I-2008-007480	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270338-001	OK	WASHITA	KELTON, MARILYN	PENN VIRGINIA MC ENERGY, LLC	7/18/2008	1115	215	I-2008-007482	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270339-001	OK	WASHITA	MARTIN, KAREN	PENN VIRGINIA MC ENERGY, LLC	7/18/2008	1115	218	I-2008-007483	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270340-001	OK	WASHITA	SCHMIDT, RICK	PENN VIRGINIA MC ENERGY, LLC	7/18/2008	1115	221	I-2008-007484	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270340-002	OK	WASHITA	GREGG, C WEBER AND BEULAH J	TODCO PROPERTIES, INC	5/23/2008	1115	360	I-2008-007519	011N	016W	0009	TOWNSHIP 11 NORTH – RANGE 16 WEST SECTION 9: SW/4 INSOFAR AND ONLY INSOFAR AS TO THE HINZ USA #1-9H WELLBORE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270340-003	OK	WASHITA	SAWATZKY, ROY C	TODCO PROPERTIES, INC	6/10/2008	1115	321	I-2008-007509	011N	016W	0009	TOWNSHIP 11 NORTH – RANGE 16 WEST SECTION 9: SW/4 INSOFAR AND ONLY INSOFAR AS TO THE HINZ USA #1-9H WELLBORE
OK9270340-004	OK	WASHITA	SAWATZKY, ROBERT L	TODCO PROPERTIES, INC	6/10/2008	1116	28	I-2008-007791	011N	016W	0009	TOWNSHIP 11 NORTH – RANGE 16 WEST SECTION 9: SW/4 INSOFAR AND ONLY INSOFAR AS TO THE HINZ USA #1-9H WELLBORE
OK9270341-001	OK	WASHITA	HAMBROOK, VERA HIEBERT IREV TR AGREEMENT DTD 5/12/87	PENN VIRGINIA MC ENERGY, LLC	11/25/2008	1125	449		011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 SE/4
OK9270341-002	OK	WASHITA	HINZ, JOE B	TODCO PROPERTIES, INC	6/17/2008	1115	351	I-2008-007517	011N	016W	0009	TOWNSHIP 11 NORTH – RANGE 16 WEST SECTION 9: W/2 SE/4 INSOFAR AND ONLY INSOFAR AS TO THE HINZ USA #1-9H WELLBORE
OK9270342-001	OK	WASHITA	FRIESEN, RAY & ALMA S	PENN VIRGINIA MC ENERGY, LLC	6/26/2008	1115	227	I-2008-007486	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 SE/4
OK9270343-001	OK	WASHITA	SWITZER, LAURA F/K/A HIEBERT	PENN VIRGINIA MC ENERGY, LLC	6/26/2008	1115	224	I-2008-007485	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 SE/4
OK9270774-001	OK	WASHITA	SNIDER, DAVID B.	CJS PRODUCTION, LLC	6/19/2008	1188	681	I-2010-010545	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: NE/4
OK9270774-002	OK	WASHITA	SNIDER, MICHAEL G.	CJS PRODUCTION, LLC	6/19/2008	1188	681	I-2010-010545	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: NE/4
OK9270774-003	OK	WASHITA	SPRADLIN, KAREN J.	CJS PRODUCTION, LLC	6/19/2008	1188	681	I-2010-010545	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: NE/4
OK9270774-004	OK	WASHITA	SNIDER, DONALD W.	CJS PRODUCTION, LLC	6/19/2008	1188	681	I-2010-010545	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: NE/4
OK9270774-009	OK	WASHITA	OCC #561122/CD #200806786	COI & CELLC; APPLICANTS	10/21/2008				011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: ALL LIMITED TO PERMIAN, VIRGILIAN, MISSOURIAN & DES MOINES COMMON SOURCES OF SUPPLY
OK9270774-010	OK	WASHITA	SNIDER, LEON AND GWENETH	TODCO PROPERTIES, INC	6/12/2008	1115	138	I-2008-007461	011N	016W	0009	TOWNSHIP 11 NORTH – RANGE 16 WEST SECTION 9: NE/4 INSOFAR AND ONLY INSOFAR AS TO THE HINZ USA #1-9H WELLBORE
OK3200347-003	OK	WASHITA	VOTH, HILMAR LIFE ESTATE	CHESAPEAKE EXPLORATION LP	7/25/2006	1049	186	I-2006-008724	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4
OK3200347-004	OK	WASHITA	PENNER FARMS LLC	CHESAPEAKE EXPLORATION LLC	8/13/2009	1146	87	I-2009-006228	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4
OK3200347-005	OK	WASHITA	JANZ, DALE	CHESAPEAKE EXPLORATION LLC	8/19/2009	1165	253	I-2010-002747	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4
OK3200347-006	OK	WASHITA	JANZ, DANIEL	CHESAPEAKE EXPLORATION LLC	8/19/2009	1165	249	I-2010-002745	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4
OK3200347-007	OK	WASHITA	JANZ, DAVID	CHESAPEAKE EXPLORATION LLC	8/19/2009	1165	245	I-2010-002743	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4
OK3200347-008	OK	WASHITA	JANZ, GLORIA	CHESAPEAKE EXPLORATION LLC	8/19/2009	1165	251	I-2010-002746	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4
OK3200347-009	OK	WASHITA	WALTON, ROSALIE	CHESAPEAKE EXPLORATION LLC	8/19/2009	1165	247	I-2010-002744	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200668-004	OK	WASHITA	PRICE, BILL O REV TR, ETAL	CHESAPEAKE EXPLORATION, LLC	9/3/2010	1181	644	I-2010-008199	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SW/4
OK9270378-000	OK	WASHITA	BIA 14-20-205-14473	CHESAPEAKE EXPLORATION LLC	12/18/2009	1168	739	I-2010-003920	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: NE/4
OK9270380-000	OK	WASHITA	BIA 14-20-205-14474	CHESAPEAKE EXPLORATION LLC	12/18/2009	1169	993	I-2010-004416	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: N/2 N/2 NW/4 NW/4, N/2 NE/4 NW/4, N/2 S/2 NE/4 NW/4
OK5129091-007	OK	WASHITA	HARDWICK, BETH	CHESAPEAKE EXPLORATION LLC	3/3/2008	1106	64	I-2008-004141	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: E/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129091-008	OK	WASHITA	PITTMAN, HENRIETTA & JOHN I	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	61	I-2008-004140	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: E/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129091-009	OK	WASHITA	BEAVIN, RICK	CHESAPEAKE EXPLORATION LLC	3/3/2008	1107	895	I-2008-004829	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: E/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129091-010	OK	WASHITA	MCLAURIN, RUBY LEE & GEORGE K	CHESAPEAKE EXPLORATION LLC	7/8/2008	1116	153	I-2008-007828	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: E/2 SE/4
OK5129091-011	OK	WASHITA	STEWART, FRANKIE L A/K/A FRANKIE STEWART	CHESAPEAKE EXPLORATION LLC	6/27/2008	1116	161	I-2008-007831	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: E/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-007	OK	WASHITA	HARMS, MARTHA LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	6/16/2008	1112	294	I-2008-006486	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-008	OK	WASHITA	LEONARD & LINDA HARMS FAMILY, LLC	CHESAPEAKE EXPLORATION LLC	7/3/2008	1118	637	I-2008-008655	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-009	OK	WASHITA	SIMS, CAROL J REVOCABLE LIVING TRUST DTD 9/11/2007	CHESAPEAKE EXPLORATION LLC	7/10/2008	1118	641	I-2008-008657	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4
OK5129107-010	OK	WASHITA	HUNNICUTT, MARY JEAN A/K/A MARY JEAN ABRAHAMS	CHESAPEAKE EXPLORATION LLC	7/14/2008	1146	870	I-2009-006522	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4
OK5129107-011	OK	WASHITA	GORTON, SUSAN K A/K/A SUSAN K ABRAHAMS	CHESAPEAKE EXPLORATION LLC	7/14/2008	1117	460	I-2008-008257	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-012	OK	WASHITA	JANZEN, JANIE EILEEN	CHESAPEAKE EXPLORATION LLC	7/9/2008	1117	450	I-2008-008253	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-013	OK	WASHITA	KNIGHTSTEP, KATHLEEN G A/K/ A KATHLEEN G ABRAHAMS	CHESAPEAKE EXPLORATION LLC	7/14/2008	1117	475	I-2008-008263	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129107-014	OK	WASHITA	MITCHELL, PEGGY A A/K/ A PEGGY A ABRAHAMS	CHESAPEAKE EXPLORATION LLC	7/14/2008	1117	478	I-2008-008264	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-015	OK	WASHITA	BARRY, MARLENE ANN	CHESAPEAKE EXPLORATION LLC	7/9/2008	1118	604	I-2008-008641	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-016	OK	WASHITA	OCC #575421/CD #201001385	COI & CELLC, APPLICANTS	5/10/2010				011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 LIMITED TO THE PERMIAN, VIRGILIAN, MISSOURIAN & DES MOINES COMMON SOURCES OF SUPPLY
OK5129115-006	OK	WASHITA	CROWDER, CONNIE LYNN	CHESAPEAKE EXPLORATION LLC	7/29/2008	1114	382	I-2008-007197	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129115-007	OK	WASHITA	SHELTON, MARY DEANNE	CHESAPEAKE EXPLORATION LLC	7/28/2008	1114	385	I-2008-007198	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129115-008	OK	WASHITA	SNIDER, LARRY DEAN	CHESAPEAKE EXPLORATION LLC	7/29/2008	1114	388	I-2008-007199	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129115-009	OK	WASHITA	SNIDER, LEON & GWENETH	CHESAPEAKE EXPLORATION LLC	7/28/2008	1114	379	I-2008-007196	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129115-010	OK	WASHITA	BAHAN, W C FAMILY REV LIVING TRUST, ET AL	CHESAPEAKE EXPLORATION LLC	5/24/2010	1170	959	I-2010-004740	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM
OK9270379-000	OK	WASHITA	BIA 14-20-205-14475	CHESAPEAKE EXPLORATION LLC	12/18/2009	1169	989	I-2010-004415	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: SW/4
OK9270224-001	OK	WASHITA	SMITH, GLEN REVOCABLE TRUST DTD 4/30/1991	CHESAPEAKE EXPLORATION LLC	8/18/2008	1116	836	I-2008-008063	011N	016W	0016	TOWHSHIP 11 NORTH - RANGE 16 WEST SECTION 16: E/2 LTD TO 16,918’
OK9270224-002	OK	WASHITA	SHIPP, BRIAN N & JANE A	CHESAPEAKE EXPLORATION LLC	8/14/2008	1116	843	I-2008-08066	011N	016W	0016	TOWNSHIP 11 NORTH, RANGE 16 WEST SECTION 16: E/2 LTD TO 16,918’
OK9270224-003	OK	WASHITA	SHIPP, PATTIE J	CHESAPEAKE EXPLORATION LLC	8/14/2008	1116	841	I-2008-008065	011N	016W	0016	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 16: E/2 LTD TO 16,918’
OK9270225-001	OK	WASHITA	SMITH, ELMER TRUST DTD 1/13/1992	CHESAPEAKE EXPLORATION LLC	8/19/2008	1116	851	I-2008-008069	011N	016W	0016	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 16: W/2 LTD TO 16,918’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270225-002	OK	WASHITA	ELMER SMITH OIL COMPANY	CHESAPEAKE EXPLORATION LLC	8/19/2008	1116	839	I-2008-008064	011N	016W	0016

TOWNSHIP 11 NORTH - RANGE 16 WEST

SECTION 16: W/2, PROVIDED THAT THIS LEASE IS HERBY LIMITED TO 200 NET MINERAL ACRES OUT OF 240 NET MINERAL ACRES OWNED BY LESSOR, IT BEING THE INTENTION OF LESSOR TO EXCEPT 40 NET MINERAL ACRES FROM THIS LEASE. LTD TO 16,918’

OK9270138-002	OK	WASHITA	REINSCHMIEDT, EDWIN R	HARVEY E WHITE ENTERPRISES	2/9/1976	448	796	801	011N	016W	0021	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 21: NE/4, N/2 NW/4 LTD TO FORCE POOLED FMS (OCC #569643)
OK9270171-001	OK	WASHITA	STEHR, AGNES D 1992 REVOCABLE LIVING TRUST DTD 6/26/92	CHESAPEAKE EXPLORATION LLC	4/1/2008	1106	58	I-2008-004139	011N	016W	0021	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 21: SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM
OK9270171-002	OK	WASHITA	STEHR, DARRELL	CHESAPEAKE EXPLORATION LLC	4/1/2008	1106	55	I-2008-004138	011N	016W	0021	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 21: SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM
OK9270171-003	OK	WASHITA	STEHR, SYDNEY	CHESAPEAKE EXPLORATION LLC	4/1/2008	1106	52	I-2008-004137	011N	016W	0021	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 21: SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM
OK9270352-001	OK	WASHITA	GOERINGER, WALTER ROSS	TODCO PROPERTIES, INC	1/17/2008	1102	90	1-2008-002672	011N	016W	0021	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 21: SW/4 LTD TO S.E. OF 100’ BLW BASE OF DES MOINES GRANITE WASH FM (16,808’)
OK9270353-001	OK	WASHITA	SPERLE, BONNIE & ELGIN	TODCO PROPERTIES, INC	4/10/2008	1105	663	1-2008-003992	011N	016W	0021	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 21: SE/4 SURFACE TO 100’ BLW BASE OF DES MOINES FM
OK9270354-001	OK	WASHITA	OCC #569643/CD #200901402-T/O	SAMSON RESOURCES COMPANY	8/17/2009			UNRECORDED	011N	016W	0021	TOWNSHIP 11 NORTH - RAGNE 16 WEST SECTION 21: ALL LTD TO THE PERMIAN, VIRGILIAN, MISSOURIAN, AND DES MOINES
A01748-4740	OK	WASHITA	KING, MAUDE RUTH ET VIR	PALO DURO LAND COMPANY	11/2/1981	570	546		011N	016W	0022	NE/4 Sec. 22-11N-16W
A01748-4741	OK	WASHITA	KING , WILLIAM DON , TRUSTEE	PALO DURO LAND COMPANY	11/2/1981	571	474		011N	016W	0022	NE/4 Sec. 22-11N-16W
A01748-4742	OK	WASHITA	KING , WILLIAM DON	PALO DURO LAND COMPANY	11/2/1981	571	470		011N	016W	0022	NE/4 Sec. 22-11N-16W
A01748-4743	OK	WASHITA	KING , JIM DALE	PALO DURO LAND COMPANY	11/2/1981	571	466		011N	016W	0022	NE/4 Sec. 22-11N-16W
A01820-4745	OK	WASHITA	THOMPSON , OPAL	K. R. JAMES	11/20/1981	580	90		011N	016W	0022	SW/4 Sec. 22-11N-16W
A01820-4746	OK	WASHITA	THOMPSON , OPAL	AVANTI ENERGY CORPORATION	5/26/1982	594	204		011N	016W	0022	SW/4 Sec. 22-11N-16W
A01963-4747	OK	WASHITA	FRANSEN, ISAAC, ESTATE	WALTER B ANDERSON	2/16/1982	580	168		011N	016W	0022	SE/4 Sec. 22-11N-16W
A01963-4748	OK	WASHITA	GOODWIN , FRANCES L	MIKE*RAINBOLT	4/26/1977	467	929		011N	016W	0022	SE/4 Sec. 22-11N-16W
A01963-4749	OK	WASHITA	ZAHN , GEORGE O & LEE ELLA	MIKE RAINBOLT	4/13/1977	467	18		011N	016W	0022	SE/4 Sec. 22-11N-16W
A01963-4750	OK	WASHITA	VENABLE , ROBERT ALLEN	JACK B SMITH	2/22/1978	479	927		011N	016W	0022	SE/4 Sec. 22-11N-16W
A01963-4751	OK	WASHITA	HINZ , HENRY A , ET UX	RED LAND ENERGY COMPANY	5/19/1980	521	229		011N	016W	0022	S/2 SE/4 Sec. 22-11N-16W
A01963-4752	OK	WASHITA	HINZ , JOHN PAUL , ET UX	RED LAND ENERGY COMPANY	5/22/1980	520	841		011N	016W	0022	N/2 SE/4 Sec. 22-11N-16W
A01963-4753	OK	WASHITA	HINZ , JOE B , ET UX	RED LAND ENERGY COMPANY	5/9/1980	520	389		011N	016W	0022	S/2 SE/4 Sec. 22-11N-16W
D70L95-36578	OK	WASHITA	SNIDER, GEORGE P, ET UX	JACK B SMITH	6/1/1978	485	698		011N	016W	0022	T011N-R016W-22 S/2 NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK0006066-001	OK	WASHITA	OCC # 216402/CD # 95551	AVANTI ENERGY CORP, ETAL	5/19/1982				011N	016W	0022	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 22: ALL LIMITED TO PERMIAN, VIRGILIAN, MISSOURIAN, DES MOINES, ATOKA & MORROW COMMON SOURCES OF SUPPLY
OK0006066-002	OK	WASHITA	OCC # 511762/CD#200507082	SANGUINE GAS EXPLORATION	9/26/2006	1046	75	102006- 007596	011N	016W	0022	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 22: ALL LIMITED TO PERMIAN, VIRGILIAN, MISSOURIAN, DES MOINES, ATOKA & MORROW COMMON SOURCES OF SUPPLY
OK5490001-001	OK	WASHITA	BIA 14-20-205-7686	SMITH	1/31/1980	585	212	5725	011N	016W	0022	S2NW; 22-11N-16W
OK5490002-000	OK	WASHITA	HINZ, IRMA JEAN A/K/A ERMA	K R JAMES	2/27/1982	581	215	3793	011N	016W	0022	NWNW; 22-11N-16W
OK5490003-000	OK	WASHITA	HINZ, HENRY A & VERA HINZ	RED LAND ENERGY COMPANY	5/19/1980	521	232	4507	011N	016W	0022	NENW; 22-11N-16W
35-000773-002	OK	WASHITA	WILLIAMSON, MARYLIN JEAN LIV TR	CHESAPEAKE EXPLORATION, L.L.C.	7/6/2011	1206	85	I-2011-005126	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: SW, SE
35-000773-003	OK	WASHITA	HITCHCOCK, KEMBERLY & LOREN HITCHCOCK	CHESAPEAKE EXPLORATION, LLC	7/15/2011	1211	147	I-2011-006437	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: SE
35-001128-001	OK	WASHITA	SNIDER, BRIAN LEE	CHESAPEAKE EXPLORATION, LLC	7/8/2011	1206	89	I-2011-005127	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: NE
35-001129-001	OK	WASHITA	KREWALL, BRENDA RENE	CHESAPEAKE EXPLORATION, LLC	7/8/2011	1206	93	I-2011-005128	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: NE
35-001130-001	OK	WASHITA	SNIDER, LEON & GWYNETH	CHESAPEAKE EXPLORATION, LLC	7/6/2011	1206	97	I-2011-005129	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: NE
35-001551-001	OK	WASHITA	JOHNSON FAMILY TRUST	CHESAPEAKE EXPLORATION, L.L.C.	7/20/2011	1209	586	I-2011-005975	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: SE
OK9270074-004	OK	WASHITA	SCHWAB, ROBIN	CHESAPEAKE EXPLORATION LLC	6/20/2008	1114	401	I-2008-007205	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: SW/4
OK9270074-006	OK	WASHITA	SCHWAB, ROBIN LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	10/8/2008	1125	613	I-2008-011220	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: SW/4
OK9270074-007	OK	WASHITA	BRISTOW, BEVERLY A	CHESAPEAKE EXPLORATION LLC	6/24/2010	1178	973	I-2010-007389	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: SW/4
OK9270783-001	OK	WASHITA	BIA 14-20-205-14725	CHESAPEAKE EXPLORATION, LLC	8/31/2010	1193	754	I-2011-001024	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: AN UNDIVIDED 802/810 RESTRICTED INTEREST IN THE NW/4
OK9270892-001	OK	WASHITA	CHAPARRAL ROYALTY COMPANY	CHESAPEAKE EXPLORATION LLC	6/9/2011	1207	628	I-2011-005513	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: NE/4
OK9270892-002	OK	WASHITA	COLONIAL ROYALTIES LIMITED PARTNERSHIP	CHESAPEAKE EXPLORATION LLC	6/9/2011	1207	630	I-2011-005514	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: NE/4
OK9270892-003	OK	WASHITA	PENTAGON OIL COMPANY	CHESAPEAKE EXPLORATION LLC	6/9/2011	1207	632	I-2011-005515	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: NE/4
OK0011048-012	OK	WASHITA	GOERINGER, WALTER ROSS & DIANE	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	103	I-2008-004155	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: SE/4
OK0011048-013	OK	WASHITA	GOERINGER, AMANDA D	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	82	I-2008-004148	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: NW/4 LTD TO 17190’
OK0011048-014	OK	WASHITA	GOERINGER, JASON WALTER	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	85	I-2008-004149	011N	016W	0028	TOWNSHIP 11 N0RTH - RANGE 16 WEST SECITON 28: NW/4 LTD TO 17190’

8

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK0011048-015	OK	WASHITA	GOERINGER, LEO KEITH & SHERRI	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	106	I-2008-004156	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: SE/4 LTD TO 17190’
OK0011048-016	OK	WASHITA	GOERINGER, LEO KEITH & SHERRI	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	97	I-2008-004153	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: NW/4, E 53 1/3 ACS SW/4 LTD TO 17190’
OK0011048-017	OK	WASHITA	GOERINGER, LEO PAUL	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	88	I-2008-004150	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: NW/4 LTD TO 17190’
OK0011048-018	OK	WASHITA	GOERINGER, MATTHEW L	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	94	I-2008-004152	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECITON 28: NW/4 LTD TO 17190’
OK0011048-019	OK	WASHITA	GOERINGER, WALTER ROSS & DIANE	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	100	I-2008-004154	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: NW/4, E 53 1/3 ACS SW/4 LTD TO 17190’
OK9270065-001	OK	WASHITA	HUNTER, KAREN	CHESAPEAKE EXPLORATION LLC	3/24/2008	1106	172	I-2008-004180	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: E 53 1/3 ACRES SW/4
OK9270065-002	OK	WASHITA	LITTKE, RAYMOND & JUNE	CHESAPEAKE EXPLORATION LLC	6/16/2008	1114	403	I-2008-007206	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: W 53 1/3 AC OF SW/4 & CENTER 53 1/3 AC OF SW/4, (A/D/A 106.666667 AC OF SW/4) LTD TO 17,190’
OK9270065-003	OK	WASHITA	SHEPPARD, NANCY J	CHESAPEAKE EXPLORATION LLC	7/8/2008	1116	155	I-2008-007829	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 ACRES OF SW/4, CENTER 53 1/3 ACRES OF SW/4 LTD TO 17,190’
OK9270065-004	OK	WASHITA	R H VENABLE PROPERTIES, LTD	CHESAPEAKE EXPLORATION LLC	7/8/2008	1115	410	I-2008-007528	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: E/3 SW/4
OK9270065-005	OK	WASHITA	GODFREY, BRETT B	CHESAPEAKE EXPLORATION LLC	7/7/2008	1117	414	I-2008-008240	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 ACRES OF SW/4, CENTER 53 1/3 ACRES SW/4 LTD TO 17,190’
OK9270065-006	OK	WASHITA	LITTKE, PATRICIA	CHESAPEAKE EXPLORATION LLC	7/7/2008	1117	411	I-2008-008239	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 ACRES OF SW/4, CENTER 53 1/3 ACRES OF SW/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH FM
OK9270065-007	OK	WASHITA	LITTKE, MELISSA, PATRICIA LITTKE TESTAMENTARY TRUSTEE	CHESAPEAKE EXPLORATION LLC	7/7/2008	1117	417	I-2008-008241	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 ACRES OF SW/4, CENTER 53 1/3 ACRES OF SW/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH FM
OK9270065-008	OK	WASHITA	COLE, JULIA A	CHESAPEAKE EXPLORATION LLC	7/8/2008	1117	481	I-2008-008265	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: W 53 1/3 AC SW/4, C 53 1/3 AC SW/4 LTD TO 17,190’
OK9270065-009	OK	WASHITA	BALZER, RAYMA J	CHESAPEAKE EXPLORATION LLC	7/9/2008	1118	631	I-2008-008653	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 ACRES OF SW/4, CENTER 53 1/3 ACRES OF SW/4 LTD TO 17,190’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270065-010	OK	WASHITA	COLE, VICTOR L	CHESAPEAKE EXPLORATION LLC	7/14/2008	1117	447	I-2008-008252	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 OF THE SW/4, CENTER 53 1/3 ACRES OF SW/4 LTD TO 17,190’
OK9270065-011	OK	WASHITA	GODFREY, JAY D	CHESAPEAKE EXPLORATION LLC	7/9/2008	1118	615	I-2008-008645	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: W 53 1/3 AC SW/4, C 53 1/3 AC SW/4 LTD TO 17,190’
OK9270065-012	OK	WASHITA	SCHNEIDER, BENNIE RUE	CHESAPEAKE EXPLORATION LLC	7/23/2008	1119	677	I-2008-009064	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 ACRES OF SW/4, CENTER 53 1/3 ACRES SW/4 LTD TO 17,190’
OK9270065-013	OK	WASHITA	DICK, ARLOENE J	CHESAPEAKE EXPLORATION LLC	7/14/2008	1117	444	I-2008-008251	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 AC SW/4 & CENTER 53 1/3 AC SW/4 LTD TO 17,190’
OK9270068-001	OK	WASHITA	GOERINGER-DOSS, MARIYA ANN	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	91	I-2008-004151	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: NW/4 LTD TO 17190’
OK9270153-001	OK	WASHITA	ORR, JILL E	CHESAPEAKE EXPLORATION LLC	2/18/2008	1103	652	I-2008-003208	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: E 53 1/3 ACS SW/4 SURFACE TO 17,190
OK9270160-000	OK	WASHITA	MORRISON, KAY FRANCES	CHESAPEAKE EXPLORATION LLC	3/10/2008	1101	165	I-2008-002346	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: NE/4 SURFACE TO 17,190’
OK3200101-001	OK	WASHITA	BEHNKE, BERT	CHESAPEAKE EXPLORATION LLC	8/9/2007	1082	862	I-2007-009493	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: E/2 SE/4
OK3200101-002	OK	WASHITA	HIEBERT, LAVANDA A/K/A LAVANDA HEIBERT	CHESAPEAKE EXPLORATION LLC	8/9/2007	1082	868	I-2007-009495	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: E/2 SE/4
OK3200101-003	OK	WASHITA	BEHNKE, LARRY HEIR OF PHILIP G BEHNKE	CHESAPEAKE EXPLORATION LLC	8/9/2007	1083	610	I-2007-009776	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: E/2 SE/4
OK3200489-001	OK	WASHITA	GOERINGER, ELDON	CHESAPEAKE EXPLORATION LP	4/11/2007	1070	753	I-2007-005219	011N	016W	0031	TOWNSHIP 11 NORTH - 16 WEST SECTION 31: LOT 1, LOT 2, E/2 NW/4
OK3200489-002	OK	WASHITA	GARLING, PATRICIA	CHESAPEAKE EXPLORATION LP	4/11/2007	1070	755	I-2007-005220	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOT 1, LOT 2, E/2 NW/4
OK3200489-003	OK	WASHITA	LEWIS, LAVETA MAE	CHESAPEAKE EXPLORATION LP	4/11/2007	1072	834	I-2007-005968	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1 & 2 & E/2 NW/4
OK3200489-004	OK	WASHITA	FESSLER, NATALIE	CHESAPEAKE EXPLORATION LP	4/11/2007	1072	836	I-2007-005969	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1, 2 & E/2 NW/4
OK3200489-005	OK	WASHITA	INTEMANN, OLINDA	CHESAPEAKE EXPLORATION LP	4/11/2007	1070	764	I-2007-005224	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1 & 2 & E/2 NW/4
OK3200489-006	OK	WASHITA	JANTZ, RONALD K & DONNA F REV LIV TRUST DTD 6/27/00	CHESAPEAKE EXPLORATION LP	4/11/2007	1078	358	I-2007-007920	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1 & 2 & E/2 NW/4
OK3200489-007	OK	WASHITA	GOERINGER, SUSAN NICHOLE	CHESAPEAKE EXPLORATION LP	6/6/2007	1076	55	I-2007-007061	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 (A/D/A LOTS 1-2 & E/2 NW/4)
OK3200489-008	OK	WASHITA	GOERINGER, ELIZABETH	CHESAPEAKE EXPLORATION LP	6/6/2007	1076	494	I-2007-007237	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-009	OK	WASHITA	YOVANOFF, ROBERTA	CHESAPEAKE EXPLORATION LP	6/6/2007	1076	496	I-2007-007238	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1, 2, E/2 NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200489-010	OK	WASHITA	REECE, SYBIL MCCLAIN	CHESAPEAKE EXPLORATION LP	6/6/2007	1076	916	I-2007-007401	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-011	OK	WASHITA	PARISH, LILI A	CHESAPEAKE EXPLORATION LP	6/6/2007	1076	914	I-2007-007400	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 (A/D/A LOTS 1,2, E/2 NW/4)
OK3200489-012	OK	WASHITA	GOERINGER, GLENN S/P/A GLEN GOERINGER	CHESAPEAKE EXPLORATION LLC	8/15/2007	1082	841	I-2007-009481	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1,2, E/2 NW/4
OK3200489-013	OK	WASHITA	GOERINGER, BILL	CHESAPEAKE EXPLORATION LLC	8/15/2007	1084	49	I-2007-009944	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-014	OK	WASHITA	OLSON, ELAINE	CHESAPEAKE EXPLORATION LLC	8/14/2007	1084	55	I-2007-009947	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1 & 2, E/2 NW/4. LTD TO 17,080’
OK3200489-015	OK	WASHITA	GOERINGER, JERRY	CHESAPEAKE EXPLORATION LLC	8/15/2007	1083	612	I-2007-009777	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-016	OK	WASHITA	KOCH, KEITH ALLEN	CHESAPEAKE EXPLORATION LLC	8/14/2007	1082	824	I-2007-009474	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-017	OK	WASHITA	HUMBLE, LINDA PEGGY	CHESAPEAKE EXPLORATION LLC	8/15/2007	1084	45	I-2007-009942	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-018	OK	WASHITA	MANNING, CLYDENE	CHESAPEAKE EXPLORATION LLC	8/14/2007	1084	480	I-2007-010110	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, (A/D/A LOTS 1 & 2 & E/2 NW/4) LTD TO 17,080’
OK3200489-019	OK	WASHITA	MYERS, CHERYL	CHESAPEAKE EXPLORATION LLC	8/14/2007	1086	279	I-2007-010710	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1-2, E/2 NW/4 LTD TO 17,080’
OK3200489-020	OK	WASHITA	BARNES, DENNIS	CHESAPEAKE EXPLORATION LLC	8/14/2007	1084	508	I-2007-010121	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, (A/D/A LOTS 1-2, E/2 NW/4) LTD TO 17,080’
OK3200489-021	OK	WASHITA	HOAGLAND, WILMA S/P/ A WILMA HOGGLAND	CHESAPEAKE EXPLORATION LLC	8/15/2007	1085	21	I-2007-010306	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1,2, E/2 NW/4
OK3200489-022	OK	WASHITA	BOHL, NANCY A/ KA BOHLS, S/P/A BOLS	CHESAPEAKE EXPLORATION LLC	8/15/2007	1084	489	I-2007-010113	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 (A/D/A LOTS 1,2, E/2 NW/4)
OK3200489-023	OK	WASHITA	GOSS, BETTY LOU	CHESAPEAKE EXPLORATION LLC	11/28/2007	1096	662	I-2008-000877	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1, 2, E/2 NW/4 LTD TO SURFACE TO BASE OF DES MOINES FM
OK3200489-025	OK	WASHITA	KELLEY, J M & MARTHA 2005 LIVING TRUST	CHESAPEAKE EXPLORATION LLC	11/28/2007	1096	665	I-2008-000878	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1 & 2 & E/2 NW/4 LTD TO SURFACE TO BASE OF DES MOINES FM
OK3200489-026	OK	WASHITA	GODFREY, LYDIA	CHESAPEAKE EXPLORATION LLC	11/28/2007	1096	717	I-2008-000896	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-027	OK	WASHITA	WOLF, RICHARD JOHN	CHESAPEAKE EXPLORATION LLC	11/28/2007	1092	622	I-2007-012937	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1, 2, E/2 NW/4 LTD TO SURFACE TO BASE OF DES MOINES FM
OK3200489-028	OK	WASHITA	WOLF, EMANUEL JACOB, HEIR OF MARIE GOERINGER	CHESAPEAKE EXPLORATION LLC	11/28/2007	1098	15	I-2008-001403	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, & E/2 NW/4 LTD TO SURFACE TO BASE OF DES MOINES FM
OK3200489-029	OK	WASHITA	BOULTON, DOROTHY LOUISE	CHESAPEAKE EXPLORATION LLC	11/28/2007	1096	720	I-2008-000897	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, & E/2 NW/4 LTD TO SURFACE TO BASE OF DES MOINES FM

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200489-030	OK	WASHITA	GOERINGER, JON	CHESAPEAKE EXPLORATION LLC	2/21/2008	1103	661	I-2008-003211	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 17,080’
OK3200489-031	OK	WASHITA	VAN DUYNE, ROSALIE	CHESAPEAKE EXPLORATION LLC	2/21/2008	1103	664	I-2008-003212	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 17,080’
OK3200489-032	OK	WASHITA	GOERINGER, GARY	CHESAPEAKE EXPLORATION LLC	2/21/2008	1104	186	I-2008-003421	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 17,080’
OK3200489-033	OK	WASHITA	GOERINGER, RONALD	CHESAPEAKE EXPLORATION LLC	2/21/2008	1104	189	I-2008-003422	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 17,080’
OK3200489-034	OK	WASHITA	NORRIS, LINDA C, HEIR OF LEONA FLEMISTER, DECEASED	CHESAPEAKE EXPLORATION LLC	3/4/2008	1104	372	I-2008-003505	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-035	OK	WASHITA	INTEMANN, WAYNE L, HEIR OF LEONA FLEMISTER, DECEASED	CHESAPEAKE EXPLORATION LLC	3/4/2008	1104	372	I-2008-003508	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-036	OK	WASHITA	GOERINGER, ALICE REVOCABLE LIVING TRUST DTD 10/22/99	CHESAPEAKE EXPLORATION LLC	3/3/2008	1106	121	I-2008-004161	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-037	OK	WASHITA	GOERINGER, ERVIN E REVOCABLE LIVING TRUST DTD 10/22/99	CHESAPEAKE EXPLORATION LLC	3/3/2008	1106	124	I-2008-004162	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-038	OK	WASHITA	GOERINGER, HELEN JEAN, HEIR OF LEONA FLEMISTER	CHESAPEAKE EXPLORATION LLC	3/4/2008	1104	377	I-2008-003507	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-039	OK	WASHITA	BARBER, JANICE F/K/ A JANICE ZERBY	CHESAPEAKE EXPLORATION LLC	2/21/2008	1106	127	I-208-004163	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 A/D/A NW/4 SURFACE TO 17,080’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200489-040	OK	WASHITA	ELLISON, JEANETTE K, HEIR OF LEONA FLEMISTER, DECEASED	CHESAPEAKE EXPLORATION LLC	3/4/2008	1106	118	I-2008-004160	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-041	OK	WASHITA	GOERINGER, MICHAEL, HEIR OF EUGENE FLEMISTER, DECEASED	CHESAPEAKE EXPLORATION LLC	3/4/2008	1106	115	I-2008-004159	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-042	OK	WASHITA	VAN DUYNE, CHERYL A/ K/A CHERY VAN DUYNE	CHESAPEAKE EXPLORATION LLC	2/21/2008	1106	112	I-2008-004158	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 A/D/A NW/4 SURFACE TO 17,080’
OK3200489-043	OK	WASHITA	RAMSEY, ROBIN	CHESAPEAKE EXPLORATION LLC	2/21/2008	1106	130	I-2008-004164	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 17,080’
OK3200489-044	OK	WASHITA	FRERICHS, DAVID, HEIR OF LEONA FLEMISTER, DECEASED	CHESAPEAKE EXPLORATION LLC	3/4/2008	1106	109	I-2008-004157	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-045	OK	WASHITA	GALBRAITH, KAREN, F/K/ A KAREN COTTRELL	CHESAPEAKE EXPLORATION LLC	2/21/2008	1107	910	I-2008-004834	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 17,080’
OK3200489-046	OK	WASHITA	INTEMANN, OLINDA I	CHESAPEAKE EXPLORATION LLC	3/4/2008	1108	729	I-2008-005156	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-048	OK	WASHITA	GOERINGER, STEVE, HEIR OF LEONA FLEMISTER, DECEASED	CHESAPEAKE EXPLORATION LLC	3/31/2008	1108	732	I-208-005157	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-049	OK	WASHITA	GOERINGER, STEVE KEITH, HEIR OF EUGENE GOERINGER, DECD	CHESAPEAKE EXPLORATION LLC	3/31/2008	1108	735	I-2008-005158	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-050	OK	WASHITA	GOERINGER, HELEN JEAN, HEIR OF EUGENE GOERINGER, DECD	CHESAPEAKE EXPLORATION LLC	3/31/2008	1107	916	I-2008-004836	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-051	OK	WASHITA	GOERINGER, MICHAEL JAMES, HEIR OF EUGENE GOERINGER	CHESAPEAKE EXPLORATION LLC	3/31/2008	1110	924	I-2008-005947	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200489-052	OK	WASHITA	GOERINGER, GREGORY LYNN	CHESAPEAKE EXPLORATION LLC	3/31/2008	1108	745	I-2008-005161	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4, A/D/A NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200500-001	OK	WASHITA	REGIER, CHARLES R & KATHY	CHESAPEAKE EXPLORATION LP	4/10/2007	1069	744	I-2007-004867	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOT 3 & LOT 4 AND E/2 SW/4
OK3200500-002	OK	WASHITA	REGIER, DALE G & PHYLLIS M REV TR	CHESAPEAKE EXPLORATION LP	4/10/2007	1069	740	I-2007-004866	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOT 3 & LOT 4 AND E/2 SW/4
OK3200672-000	OK	WASHITA	ROSE, STANLEY	CHESAPEAKE EXPLORATION LLC	8/22/2007	1085	18	I-2007-010305	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NE/4 LTD TO 17,080’
OK3200754-001	OK	WASHITA	MORGAN, MICHAEL DAVID & GRETTA SUZANNE	CHESAPEAKE EXPLORATION LLC	11/19/2007	1143	143	I-2009-005352	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: SE/4
OK3200754-002	OK	WASHITA	BURNETT, JOHN R & DEANE	CHESAPEAKE EXPLORATION LLC	11/19/2007	1180	899	I-2010-007966 (CORRECTED)	011N	016W	0031	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 31: SE/4
OK9270168-001	OK	WASHITA	TAYLOR, BILL E & ELEANOR L FAMILY TRUST	CHESAPEAKE EXPLORATION LLC	7/15/2008	1121	559	I-2008-009986	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES FM
OK9270168-003	OK	WASHITA	TAYLOR, LOUIS E	CHESAPEAKE EXPLORATION LLC	3/7/2008	1108	212	I-2008-004974	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK9270168-004	OK	WASHITA	SCHULZ, DIANA T	CHESAPEAKE EXPLORATION LLC	3/7/2008	1108	741	I-2008-005160	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK9270168-006	OK	WASHITA	SCHULZ, MICHAEL K	CHESAPEAKE EXPLORATION LLC	3/7/2008	1108	204	I-2008-004972	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK9270168-008	OK	WASHITA	SCHULZ, MARK N	CHESAPEAKE EXPLORATION LLC	3/7/2008	1108	208	I-2008-004973	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK9270168-009	OK	WASHITA	VICKERS, REBECCA ANN, NEE REBECCA ANN HUNZINGER	CHESAPEAKE EXPLORATION LLC	7/24/2008	1118	618	I-2008-008646	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4
OK9270168-010	OK	WASHITA	HUNZICKER, FREDERICK WILLIAM IREV TRUST	CHESAPEAKE EXPLORATION LLC	7/30/2008	1121	557	I-2008-009985	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4
OK9270168-013	OK	WASHITA	BICKELMANN, CYNTHIA E, F/ K/A CYNTHIA E TAYLOR	CHESAPEAKE EXPLORATION LLC	7/15/2008	1121	563	I-2008-009987	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES FM
OK9270168-014	OK	WASHITA	OCC #568832/CD #200901490	COI-CELLC	7/6/2009	1161	50	I-2010-001282	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: ALL LTD TO PERMIAN, VIRGILIAN, MISSOURIAN, AND DES MOINES

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270168-015	OK	WASHITA	GOERINGER, DANNIE	QUESTAR EXPLORATION & PRODUCTION CO	6/12/2008	1110	999	I-2008-005974	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1,2, E/2 NW/4 (A.K.A NW/4)
OK9270168-016	OK	WASHITA	GLASSCOCK, DANA L	QUESTAR EXPLORATION & PRODUCTION CO	6/12/2008	1112	227	I-2008-006461	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1,2, E/2 NW/4 (A.K.A NW/4)
OK9270168-017	OK	WASHITA	GOERINGER, LINDA ANN	QUESTAR EXPLORATION & PRODUCTION CO	6/12/2008	1112	341	I-2008-006504	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1,2, E/2 NW/4 (A.K.A NW/4)
OK9270168-018	OK	WASHITA	KINNIBURGH, MARY ALICE	QUESTAR EXPLORATION & PRODUCTION CO	6/9/2008	1117	627		011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4, E/2 SE/4
OK9270168-019	OK	WASHITA	HUNZICKER, WALTER THOMAS	QUESTAR EXPLORATION & PRODUCTION CO	6/9/2008	1116	240	I-2008-007664	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4, E/2 SE/4 (A.K.A. SE/4)
OK3200471-001	OK	WASHITA	MCCORMICK, BARBARA A	CHESAPEAKE EXPLORATION LP	3/28/2007	1068	772	I-2007-004500	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: E/2 SW/4
OK3200471-002	OK	WASHITA	HOWE II, EUGENE MASON	CHESAPEAKE EXPLORATION LP	3/28/2007	1072	838	I-2007-005970	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: SW/4
OK3200492-001	OK	WASHITA	MCCORMICK, BARBARA ANN HOWE REVOCABLE TRUST	CHESAPEAKE EXPLORATION LP	3/28/2007	1069	386	I-2007-004736	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: W/2 SW/4
OK3200493-007	OK	WASHITA	WILLIAMSON, MARYLIN JEAN LIVING TR	CHESAPEAKE EXPLORATION LP	4/9/2007	1070	749	I-2007-005217	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: NW/4, N/2 SE/4
OK3200493-019	OK	WASHITA	JOHNSON, TOM MICHAEL	CHESAPEAKE EXPLORATION LLC	4/11/2008	1108	756	I-2008-005166	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: NW/4, N/2 SE/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES FM.
OK3200493-020	OK	WASHITA	RHODES, NANCY LEA	CHESAPEAKE EXPLORATION LLC	4/11/2008	1108	762	I-2008-005168	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: NW/4, N/2 SE/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES FM.
OK3200493-021	OK	WASHITA	MJ & E, LLC, OKLAHOMA LIMITED LIABILITY COMPANY	CHESAPEAKE EXPLORATION LLC	4/11/2008	1108	759	I-2008-005167	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: NW/4, N/2 SE/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES FM.
OK3200493-022	OK	WASHITA	HARMON, PEARL M & JULIA J FOUNDATION, INC	CHESAPEAKE EXPLORATION LLC	4/25/2008	1108	754	I-2008-005165	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: N/2 SE/4
OK9270117-001	OK	WASHITA	GOERINGER, LEO KEITH	CHESAPEAKE EXPLORATION LLC	2/14/2008	1099	341	I-2008-001864	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: NE/4 SURFACE TO 17,205’
OK9270117-002	OK	WASHITA	GOERINGER, WALTER ROSS & DIANE	CHESAPEAKE EXPLORATION LLC	2/14/2008	1099	350	I-2008-001867	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: NE/4 SURFACE TO 17,205’
OK9270232-001	OK	WASHITA	BIA 14-20-205-14207	CHESAPEAKE EXPLORATION LLC	3/6/2008	1119	527	I-2008-009005	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: S/2 SE/4
OK9270383-000	OK	WASHITA	OCC #567975/CD #200901211	COI & CELLC, APPLICANTS	5/28/2009				011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: ALL LIMITED TO THE PERMIAN, VIRGILIAN, MISSOURIAN AND DES MOINES COMMON SOURCES OF SUPPLY
OK9270253-001	OK	WASHITA	SISNEY, ROBIN J F/ K/A MARTIN	CROW CREEK ENERGY, LLC	10/15/2005	1024	99	I-2005-008372	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: SW/4
OK9270253-002	OK	WASHITA	LOBLEY, ROWENA & JERRY	CROW CREEK ENERGY, LLC	9/27/2005	1020	973	I-2005-007139	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270253-003	OK	WASHITA	TRIANGLE ROYALTY CORPORATION	CROW CREEK ENERGY, LLC	9/13/2005	1021	885	I-2005-007478	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: SW/4
OK9270253-004	OK	WASHITA	SHEETS, AILEEN KWAI-SIM	CROW CREEK ENERGY, LLC	9/27/2005	1023	695	I-2005-008212	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: SW/4
OK9270253-005	OK	WASHITA	REINSCHMIEDT, LARRY	CROW CREEK ENERGY, LLC	9/28/2005	1020	975	I-2005-007140	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: SE/4
OK9270253-006	OK	WASHITA	SAWATZKY, A REV TR DTD 3/18/98, ALNITA SAWATZKY, TRST	CROW CREEK ENERGY, LLC	9/28/2005	1021	541	I-2005-007360	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: LOTS 3, 4, S/2 NW/4, SW/4
OK9270253-007	OK	WASHITA	RJL INVESTMENTS LTD PARTNERSHIPS I	CROW CREEK ENERGY, LLC	9/28/2005	1021	539	I-2005-007359	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: LOTS 1, 2, S/2 NE/4, LOTS 3, 4, S/2 NW/4, SW/4, SE/4
OK3200674-001	OK	WASHITA	BELTER, CHARLES LEROY	CROW CREEK ENERGY, LLC	9/24/2005	1021	543	I-2005-007361	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 6, NE/4 SW/4, N/2 SE/4
OK3200674-002	OK	WASHITA	BELTER, GARY M	CROW CREEK ENERGY, LLC	9/24/2005	1021	545	I-2005-007362	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 6, NE/4 SW/4, N/2 SE/4
OK3200701-001	OK	WASHITA	COLE II, VICTOR LOUIS, HEIR OF SANDRA J LITTKE COLE	CHESAPEAKE EXPLORATION LLC	10/8/2007	1090	469	I-2007-012272	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4 LTD TO 17,150’
OK3200701-002	OK	WASHITA	SHEPPARD, NANCY J & KERMET	CROW CREEK ENERGY, LLC	10/17/2005	1022	1030	I-2005-007958	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-003	OK	WASHITA	DICK, AROLENE J & GILBERT	CROW CREEK ENERGY, LLC	10/17/2005	1022	1032	I-2005-007959	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-004	OK	WASHITA	LITTKE, RUBEN B LIVING TR DTD 06/04/97	CROW CREEK ENERGY, LLC	10/17/2005	1023	327	I-2005-008082	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-005	OK	WASHITA	SCHNEIDER, BENNIE RUE & PHIL	CROW CREEK ENERGY, LLC	10/17/2005	1023	324	I-2005-008081	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-006	OK	WASHITA	LITTKE, OLLIE EVELYN LIV TR DTD 06/04/97	CROW CREEK ENERGY, LLC	10/17/2005	1023	321	I-2005-008080	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-007	OK	WASHITA	BALZER, RAYMA J & JIMMY	CROW CREEK ENERGY, LLC	10/17/2005	1022	1028	I-2005-007957	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-008	OK	WASHITA	LITTKE, PATRICIA ANN	CROW CREEK ENERGY, LLC	10/17/2005	1022	1026	I-2005-007956	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-009	OK	WASHITA	LITTKE, MELISSA TR, PATRICIA LITTKE TRST	CROW CREEK ENERGY, LLC	10/17/2005	1022	1024	I-2005-007955	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-010	OK	WASHITA	GODFREY, JAY DOUGLAS	PENN VIRGINIA MC ENERGY, LLC	4/21/2008	1117	256	I-2008-008189	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4 A/D/A S/2 S/2
OK3200701-011	OK	WASHITA	GODFREY, BRETT BENJAMIN	PENN VIRGINIA MC ENERGY, LLC	4/21/2008	1117	258	I-2008-008190	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4, A/D/A S/2 S/2
OK9270004-001	OK	WASHITA	LITTKE, RAYMOND AND JUNE	CROW CREEK ENERGY, LLC	10/17/2005	1022	1021	I-2005-007954	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK9270275-001	OK	WASHITA	WEIL, ALLAN L & ELWINNA	CROW CREEK ENERGY, LLC	10/7/2005	1022	959	I-2005-007922	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 3-5, SE/4 NW/4
OK9270275-002	OK	WASHITA	WEIL, DWAIN R & RHONDA	CROW CREEK ENERGY, LLC	10/7/2005	1022	955	I-2005-007920	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 3-5, SE/4 NW/4
OK9270275-003	OK	WASHITA	COURNEYA, EDNA M A/K/A EDNA MAE COURNEYA	CROW CREEK ENERGY, LLC	10/18/2005	1022	950	I-2005-007918	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 3-5, SE/4 NW/4
OK9270275-004	OK	WASHITA	MCMILLEN, LUVERNE E	CROW CREEK ENERGY, LLC	10/18/2005	1022	947	I-2005-007917	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 3-5, SE/4 NW/4
OK9270276-001	OK	WASHITA	REINSCHMIEDT, LARRY	CROW CREEK ENERGY, LLC	9/28/2005	1021	419	I-2005-007307	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 1-2, S/2 NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270276-002	OK	WASHITA	RJL INVESTMENTS LIMITED PTRNSHP	CROW CREEK ENERGY, LLC	9/28/2005	1021	417	I-2005-007306	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 1-2, S/2 NE/4
OK9270277-001	OK	WASHITA	OCC #556807/CD #200803591	COI-CELLC	7/17/2008				011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: ALL LTD TO VIRGILIAN, MISSOURIAN, DES MOINES COMMON SOURCES OF SUPPLY
OK3200497-001	OK	WASHITA	RJL INVESTMENT LTD PARTNERSHIP I	CHESAPEAKE EXPLORATION LP	4/10/2007	1021	415		011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4 LTD TO 17,130’
OK3200497-002	OK	WASHITA	PANKRATZ, GLADYS MARIE AND HERMAN DWAYNE	CROW CREEK ENERGY, LLC	10/12/2005	1021	892	I-2005-007482	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4, L/E RAILROAD RIGHT-OF-WAY
OK3200497-003	OK	WASHITA	MOORE, MARSHA D	CROW CREEK ENERGY, LLC	10/17/2005	1022	102	I-2005-007577	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4, L/E RAILROAD RIGHT-OF-WAY
OK3200497-004	OK	WASHITA	ROSS, WALTER R	CROW CREEK ENERGY, LLC	10/17/2005	1022	100	I-2007-007576	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4, L/E RAILROAD RIGHT-OF-WAY
OK3200497-005	OK	WASHITA	REINSCHMIEDT, YNEZ, ET AL	CROW CREEK ENERGY, LLC	10/12/2005	1022	398	I-2005-007692	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4, L/E RAILROAD RIGHT-OF-WAY
OK3200497-006	OK	WASHITA	REINSCHMIEDT, DONALD RAY AND ZULLY, ET AL	CROW CREEK ENERGY, LLC	10/12/2005	1022	402	I-2005-007693	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4, L/E RAILROAD RIGHT-OF-WAY
OK3200497-007	OK	WASHITA	HOWARD, EDNA DELORES & DONALD	CROW CREEK ENERGY, LLC	10/12/2005	1021	735	I-2005-007432	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4
OK3200497-008	OK	WASHITA	DICK, VERA LEE & PAUL E	CROW CREEK ENERGY, LLC	10/12/2005	1021	739	I-2005-007434	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4
OK3200497-009	OK	WASHITA	ROSS, CLARA MARIE	CROW CREEK ENERGY, LLC	10/12/2005	1021	733	I-2005-007431	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4
OK3200497-010	OK	WASHITA	REINSCHMIEDT, JOHN	CROW CREEK ENERGY, LLC	10/12/2005	1021	737	I-2005-007433	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4
OK3200497-011	OK	WASHITA	NEUMAN, LILLIAN & JOHN	CROW CREEK ENERGY, LLC	10/12/2005	1022	407	I-2005-007695	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4
OK3200570-001	OK	WASHITA	EPPERSON, EILEEN	CHESAPEAKE EXPLORATION LP	5/3/2007	1104	359	CORRECTION	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SE/4
OK3200570-002	OK	WASHITA	WESSNER, RONALD L	CROW CREEK ENERGY, LLC	10/17/2005	1022	98	I-2005-007575	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: N/2 NW/4, L/E THE RR ROW, NW/4 NE/4, S/2 NE/4, E/2 SE/4, W/2 SE/4, S/2 NW/4, L/E RR ROW
OK3200570-003	OK	WASHITA	PHELPS, ANDREW RUSSELL	CHESAPEAKE EXPLORATION LLC	10/19/2007	1092	924	I-2007-013035	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SE/4
OK3200570-004	OK	WASHITA	PHELPS, CAROL	CHESAPEAKE EXPLORATION LP	5/3/2007	1099	384	I-2008-001882	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: E/2 SE/4
OK3200570-005	OK	WASHITA	SMITH, GAIL PHELPS	CHESAPEAKE EXPLORATION LP	5/3/2007	1098	445	I-2008-001565	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: E/2 SE/4
OK3200570-007	OK	WASHITA	WESSNER, CHARLES R	CROW CREEK ENERGY, LLC	10/17/2005	1022	154	I-2005-007595	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: N/2 NW/4, NW/4 NE/4, S/2 NE/4, E/2 SE/4, W/2 SE/4, S/2 NW/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK3200570-008	OK	WASHITA	JONES, KRISTA M	CROW CREEK ENERGY, LLC	10/25/2005	1023	332	I-2005-008084	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: N/2 NW/4, NW/4 NE/4, S/2 NE/4, E/2 SE/4, W/2 SE/4, S/2 NW/4, AS MORE FULLY DESCRIBED IN SAID LEASE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200570-009	OK	WASHITA	FORD OIL & GAS TRUST	CROW CREEK ENERGY, LLC	10/25/2005	1023	181	I-2005-008037	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: N/2 NW/4, NW/4 NE/4, S/2 NE/4, E/2 SE/4, W/2 SE/4, S/2 NW/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK3200570-010	OK	WASHITA	JONES, JOE R	CROW CREEK ENERGY, LLC	10/25/2005	1023	930	I-2005-008298	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: N/2 NW/4, NW/4 NE/4, S/2 NE/4, E/2 SE/4, W/2 SE/4, S/2 NW/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK3200570-011	OK	WASHITA	GARRISON, GRETCHEN L	CROW CREEK ENERGY, LLC	11/8/2005	1023	928	I-2005-008297	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: N/2 NW/4, NW/4 NE/4, S/2 NE/4, E/2 SE/4, W/2 SE/4, S/2 NW/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK3200570-012	OK	WASHITA	KEENAN, THOMPSON & JANICE TRUST DTD 5/5/03	CROW CREEK ENERGY, LLC	10/20/2005	1022	405	I-2005-007694	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NE/4
OK3200570-013	OK	WASHITA	KEENAN, ALLEN C	CROW CREEK ENERGY, LLC	10/20/2005	1023	330	I-2005-008083	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NE/4
OK3200570-014	OK	WASHITA	KEENAN, BARRY STUART	JMA ENERGY COMPANY, LLC	4/16/2006	1040	62	I-2006-005316	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NE/4, S/2 NW/4, LESS RAILROAD ROW
OK3200570-015	OK	WASHITA	BRADY, CONSTANCE KEENAN	JMA ENERGY COMPANY, LLC	4/19/2006	1037	279	I-2006-004254	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NE/4, S/2 NW/4, LESS RAILROAD ROW
OK3200570-016	OK	WASHITA	KEENAN, RICHARD S	JMA ENERGY COMPANY, LLC	4/19/2006	1037	283	I-2006-004256	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NE/4, S/2 NW/4, LESS RAILROAD ROW
OK3200570-017	OK	WASHITA	RICHMOND, VIRGINIA D	JMA ENERGY COMPANY, LLC	4/19/2006	1037	281	I-2006-004255	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NE/4, S/2 NW/4, LESS RAILROAD ROW
OK3200570-018	OK	WASHITA	BEVERLY OIL COMPANY	JMA ENERGY COMPANY, LLC	3/8/2006	1032	463	I-2006-002342	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NW/4 NE/4, E/2 SE/4, N/2 NW/4 LESS RAILROAD ROW
OK5129404-001	OK	WASHITA	ST/OK - CLO CS-25328	CHESAPEAKE EXPLORATION LP	1/31/2006	1030	1021	I-2006-001795	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NW/4 LESS 10.46 ACRES FOR RAILROAD COVERS FROM SURFACE TO BASE OF THE DES MOINES GRANITE WASH FM
OK5129404-002	OK	WASHITA	KEENAN, THOMPSON & JANICE M TRUST DTD 5/5/03	CROW CREEK ENERGY, LLC	10/20/2005	1022	156	I-2005-007596	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NW/4, L/E RR ROW
OK5129404-003	OK	WASHITA	KEENAN, ALLEN C	CROW CREEK ENERGY, LLC	10/20/2005	1023	183	I-2005-008038	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NW/4, L/E RR ROW
OK5129405-001	OK	WASHITA	ST/OK - CLO CS-25327	CHESAPEAKE EXPLORATION LP	1/31/2006	1030	1024	I-2006-001796	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NW/4 NE/4, S/2 NE/4 COVERS FROM SURFACE TO BASE OF THE DES MOINES GRANITE WASH FM
OK9270122-001	OK	WASHITA	MIRTZ, BENJAMIN F & GWENDOLYN	CROW CREEK ENERGY, LLC	10/12/2005	1021	894	I-2005-007483	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NE/4 NE/4
OK9270122-002	OK	WASHITA	SANDERS, LEONA & ERNEST	CROW CREEK ENERGY, LLC	10/12/2005	1022	96	I-2005-007574	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NE/4 NE/4
OK9270122-003	OK	WASHITA	DUDGEON, MARILYN KAY	CROW CREEK ENERGY, LLC	10/27/2005	1022	953	I-2005-007919	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NE/4 NE/4
OK9270122-004	OK	WASHITA	MUELLER, DARROLD JOHN & ELAINE	CROW CREEK ENEGY, LLC	10/27/2005	1024	690	I-2005-008572	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NE/4 NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270185-000	OK	WASHITA	OCC #549528/CD #200708233	COI/CELLC	1/31/2008				011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: ALL, COVERS ALL RIGHTS TO THE TONKAWA, MISSOURIAN GRANITE WASH & DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY
OK3200631-001	OK	WASHITA	MIRTZ, GWENDOLYN AND BENJAMIN F	FLATLANDS LAND COMPANY	6/21/2004	992	537	I-2004-006124	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4, N/2 NW/4, SE/4 NW/4
OK3200631-002	OK	WASHITA	DUDGEON, MARILYN KAY AND JERRY	FLATLANDS LAND COMPANY	7/12/2004	992	539	I-2004-006125	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4, N/2 NW/4, SE/4 NW/4
OK3200631-003	OK	WASHITA	MUELLER, DARROLD JOHN	FLATLANDS LAND COMPANY	8/27/2004	995	378	I-2004-007098	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: N/2 NW/4, SE/4 NW/4, SW/4
OK9270131-001	OK	WASHITA	STEIGMAN, GILBERT LELAND & VIOLA	FLATLANDS LAND COMPANY	8/27/2004	995	380	I-2004-007099	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SE/4
OK9270132-001	OK	WASHITA	SANDERS, LEONA & ERNEST	FLATLANDS LAND COMPANY	6/21/2004	992	535	I-2004-006123	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4, N/2 NW/4, SE/4 NW/4
OK9270133-001	OK	WASHITA	GARRISON, GRETCHEN	JMA ENERGY COMPANY, LLC	2/20/2006	1033	658	I-2006-002814	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4 NW/4
OK9270133-002	OK	WASHITA	BARTLETT, MARY, BEVERLY OIL COMPANY	JMA ENERGY COMPANY, LLC	2/13/2006	1031	79	I-2006-001821	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4 NW/4
OK9270133-003	OK	WASHITA	FORD OIL & GAS TRUST	JMA ENERGY COMPANY, LLC	12/30/2005	1027	731	I-2006-000744	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4 NW/4
OK9270133-004	OK	WASHITA	ST/OK - CS-25459	JMA ENERGY COMPANY, LLC	4/3/2006	1038	876	I-2006-004827	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4 NW/4 LTD TO THE DES MOINES GRANITE WASH (12,398’)
OK9270134-001	OK	WASHITA	WHITE, HARVEY E ENTERPRISES, INC	JMA ENERGY COMPANY, LLC	8/29/2005	1019	69	I-2005-006433	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: NE/4
OK9270178-001	OK	WASHITA	OCC #527122/CD #200601805 (OT)	JMA ENERGY COMPANY, LLC	7/17/2006			527122	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: ALL
OK3200409-001	OK	WASHITA	ROSE, STANLEY CHARLES S/P/A STANLEY ROSE	CHESAPEAKE EXPLORATION LP	1/8/2007	1061	137	I-2007-001628	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: NE/4
OK3200409-002	OK	WASHITA	DRECHSLER, IRETTA ANN & ROBERT J	PETROLEUM DEVELOPMENT COMPANY	9/1/2004	996	275	I-2004-007426	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: NE/4
OK3200452-001	OK	WASHITA	SAWATZKY, RAY P AND JANET	CHESAPEAKE EXPLORATION LP	2/13/2007	1063	914	I-2007-002629	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: SW/4
OK3200452-002	OK	WASHITA	REINSCHMIEDT, LEON	HARVEY E WHITE ENTERPRISES	9/24/2003	971	662	5663	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: SW/4
OK5129396-000	OK	WASHITA	STEHR, HULDA	CHESAPEAKE EXPLORATION LP	2/9/2006	1031	563	I-2006-001993	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: NW/4
OK9270101-001	OK	WASHITA	MATZ, PERRY JOE & DEBBIE	PETROLEUM DEVELOPMENT COMPANY	2/15/2005	1004	501	I-2005-001001	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: SE/4
OK9270101-002	OK	WASHITA	MATZ, RICHARD D & CAROL	PETROLEUM DEVELOPMENT COMPANY	2/3/2005	1004	504	I-2005-001002	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: SE/4
OK9270101-003	OK	WASHITA	PFEIFFER, MAURINE	PETROLEUM DEVELOPMENT COMPANY	2/4/2005	1004	755	I-2005-001092	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: SE/4
OK9270101-004	OK	WASHITA	SIMS, STEVEN M	PENN VIRGINIA MC ENERGY, LLC	5/25/2007	1028	245		011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: SE/4, SURFACE TO THE TOP OF THE ATOKA FORMATION LTD TO 16,683’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200373-001	OK	WASHITA	ROSE, STANLEY	CHESAPEAKE EXPLORATION LP	6/28/2006	1043	1005	I-2006-006685	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4 SURFACE TO 17,000’
OK3200373-002	OK	WASHITA	RICHERS, KENNETH HERMAN	CHESAPEAKE EXPLORATION LLC	8/29/2007	1085	70	I-2007-010325	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4 LTD TO 17,000’
OK3200373-003	OK	WASHITA	WORKMAN, CHARLES	CHESAPEAKE EXPLORATION LLC	8/28/2007	1086	1010	I-2007-010978	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4 LTD TO 17,000’
OK3200373-004	OK	WASHITA	KRIEN, DANNY	CHESAPEAKE EXPLORATION LLC	8/28/2007	1086	988	I-2007-010969	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK3200373-005	OK	WASHITA	TAFOYA, JOANN G	CHESAPEAKE EXPLORATION LLC	8/28/2007	1086	995	I-2007-010972	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4 LTD TO 17,000’
OK3200373-006	OK	WASHITA	EDWARDS, JANICE M	CHESAPEAKE EXPLORATION LLC	8/28/2007	1086	296	I-2007-010716	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4 LTD TO 17,000’
OK3200687-000	OK	WASHITA	SMITH, GLEN REV TR DTD 4/30/1991, BETTY SMITH, TRST	CHESAPEAKE EXPLORATION LP	8/23/2007	1085	719	I-2007-010542	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: S/2 SW/4 LTD TO 17,000’
OK3200706-001	OK	WASHITA	SMITH, ELMER TR DTD 1/13/1992, ELMER SMITH, TRST	CHESAPEAKE EXPLORATION LP	8/29/2007	1085	715	I-2007-010539	011N	017W	0014

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 14: N/2 SW/4, PROVIDED THAT, THERE IS EXCEPTED FROM THIS LEASE 20 NET MINERAL ACRES OWNED BY LESSOR, IT BEING THE INTENT OF THE PARTIES THAT LESSOR IS LEASING 60.00 NET MINERAL ACRES HEREBY

LTD TO 16,900’

OK5127231-001	OK	WASHITA	KAYSER, HILDA A 1992 REVOCABLE TRUST	PENN VIRGINIA MC ENERGY, LLC	6/6/2007	1077	960	I-2007-007775	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4 LTD TO 17,000
OK5129394-001	OK	WASHITA	WEIMER LTD, AN OK LIMITED PARTNERSHIP	CHESAPEAKE EXPLORATION LP	3/16/2006	1036	284	I-2006-003840	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: E/2 NE/4, W/2 NE/4
OK5129394-002	OK	WASHITA	SIMMONS, MARGARET LEE, A/K/A MARGARET LEE URI	CHESAPEAKE EXPLORATION LP	6/7/2006	1042	949	I-2006-006313	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: E/2 NE/4, W/2 NE/4
OK5129394-003	OK	WASHITA	URI, BOBBIE GWEN A/K/A BOBBY GWEN URI	CHESAPEAKE EXPLORATION LP	6/13/2006	1043	1008	I-2006-006686	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: E/2 NE/4, W/2 NE/4
OK5129394-004	OK	WASHITA	TAYLOR, DIANNA LEE & DALE H	CHESAPEAKE EXPLORATION LP	6/19/2007	1074	495	I-2007-006516	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: W/2 NE/4 LTD TO 17,000
OK5129394-005	OK	WASHITA	MILLER, FARRELL DEAN & CONNIE A	ROBERTSON	6/19/2007	1074	498		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: W/2 NE/4 LTD TO 17,000
OK5129394-006	OK	WASHITA	MAH HOLDINGS, LLC	PENN VIRGINIA MC ENERGY, LLC	6/13/2007	1075	681		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-007	OK	WASHITA	SCULLY, BETTY O’HARA	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	683		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4
OK5129394-008	OK	WASHITA	O’HARA, CAROLYN S	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	686		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4
OK5129394-009	OK	WASHITA	POWELL, TAMARA	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	689		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129394-010	OK	WASHITA	CHIARODO, MARY O’HARA LIV TR UNDER AGREEMENT DTD 7/6/04	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	691		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4
OK5129394-011	OK	WASHITA	CAILE, JANET F	PENN VIRGINIA MC ENERGY. LLC	6/12/2007	1075	694		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4
OK5129394-012	OK	WASHITA	BARTEL, VICKI SUE	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	697		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4
OK5129394-013	OK	WASHITA	INTERMANN, WELEDA ELFREDA	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	700		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-014	OK	WASHITA	JANZEN, ELIZABETH SUZANNE	PENN VIRGINIA MC ENERGY, LLC	6/13/2007	1075	702		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4
OK5129394-016	OK	WASHITA	SAWYER, DEANN C	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	707		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-017	OK	WASHITA	MOSER, CALVIN	PENN VIRGINIA MC ENERGY, LLC	6/14/2007	1075	709		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-018	OK	WASHITA	BUEHLER, WILLIAM	PENN VIRGINIA MC ENERGY, LLC	6/27/2007	1079	595		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-019	OK	WASHITA	BUEHLER, DONALD	PENN VIRGINIA MC ENERGY, LLC	6/26/2007	1079	598		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-020	OK	WASHITA	BUEHLER, HAROLD	PENN VIRGINIA MC ENERGY, LLC	6/26/2007	1079	601		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-021	OK	WASHITA	URI, NIKKI ANGEL	PENN VIRGINIA MC ENERGY, LLC	6/7/2007	1083	674		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NE/4
OK5129394-022	OK	WASHITA	FAIRWAY MINERALS COMPANY	PENN VIRGINIA MC ENERGY, LLC	8/13/2007	1084	4		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NE/4
OK5129394-023	OK	WASHITA	DOGGETT, BONNIE	PENN VIRGINIA MC ENERGY, LLC	7/24/2007	1093	1		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-024	OK	WASHITA	ZUEGE, VICTORIA A/ K/A VICTORIA CLAPPER	PENN VIRGINIA MC ENERGY, LLC	7/24/2007	1093	3		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK9270186-000	OK	WASHITA	OCC #549145/CD #200708240	COI/CELLC	1/22/2008				011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: ALL, COVERING THE VIRGILIAN, TONKAWA, MISSOURIAN GRANITE WASH, CLEVELAND & DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY
OK9270384-000	OK	WASHITA	SMITH, ELMER SMITH TRUST DTD 1/13/92, ELMER SMITH, TRUSTEE	CHRIS STEHR	1/28/2008	1097	190		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: N/2 SW/4
A00417-3105	OK	WASHITA	ST LOUIS- SAN FRANCISCO RAILWAY COMPANY	ARGOSY CORPORATION	11/10/1980	570	653		011N	017W	0015

INSOFAR AS TO LESSOR’S ONE HUNDRED FOOT (100’) WIDE RIGHT OF WAY, THAT IS, FIFTY FEET (50’) ON EACH SIDE OF THE CENTER LINE OF LESSOR’S MAIN TRACK AS SAME IS NOW LOCATED OVER AND ACROSS SECTION 15-11N-17W

Sec. 15-11N-17W

OK3200363-001	OK	WASHITA	BURRIS, CATHERINE J	CHESAPEAKE EXPLORATION LP	9/14/2006	1051	227	I-2006-009486	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-002	OK	WASHITA	EASON, DOUGLAS	CHESAPEAKE EXPLORATION LP	9/8/2006	1048	106		011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-003	OK	WASHITA	MEARS, ALTA GIVENS REV TR DTD 12/30/1991	CHESAPEAKE EXPLORATION LP	9/6/2006	1048	102	I-2006-008323	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-004	OK	WASHITA	MILUM FAMILY TRUST DATED 12/30/1991	CHESAPEAKE EXPLORATION LP	9/6/2006	1048	104	I-2006-008324	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-005	OK	WASHITA	MEARS, JUSTIN LEE ESTATE	CHESAPEAKE EXPLORATION LP	9/6/2006	1054	236	I-2006-010648	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200363-006	OK	WASHITA	LANOUETTE FAMILY 1998 TR DTD 8/3/1998	CHESAPEAKE EXPLORATION LP	10/24/2006	1056	646	I-2006-011474	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-007	OK	WASHITA	HILL, ALICE LORRAINE LIVING TR DTD 5/8/92	CHESAPEAKE EXPLORATION LP	11/29/2006	1059	761	I-2007-001077	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-008	OK	WASHITA	FLETCHER, FRED	CHESAPEAKE EXPLORATION LP	5/9/2007	1079	25	I-2007-008154	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-009	OK	WASHITA	MOORE, ANNA MARIE	JMA ENERGY COMPANY, LLC	2/17/2006	1033	71	I-2006-002596	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-010	OK	WASHITA	BOX, CYNTHIA ANN GRAVITT	JMA ENERGY COMPANY, LLC	1/20/2006	1031	84	I-2006-001823	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-011	OK	WASHITA	LAUZON, EVA DARLENE	JMA ENERGY COMPANY, LLC	9/19/2005	1020	532	I-2006-006982	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-013	OK	WASHITA	GRAVITT, JOHN LEE	JMA ENERGY COMPANY, LLC	2/17/2006	1033	75	I-2006-002598	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-014	OK	WASHITA	MEARS, STANLEY MICHAEL	JMA ENERGY COMPANY, LLC	3/2/2006	1033	69	I-2006-002595	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-015	OK	WASHITA	BOLLMAN, STEPHEN JOSEPH	JMA ENERGY COMPANYK, LLC	2/17/2006	1034	404	I-2006-003114	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-016	OK	WASHITA	REINSCHMIEDT, JOHN	JMA ENERGY COMPANY, LLC	9/8/2005	1021	183	I-2005-007231	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W/2, W/2 NE/4
OK3200363-017	OK	WASHITA	IVEY, ROBERT E	CHESAPEAKE EXPLORATION LLC	6/4/2008	1114	409	I-2008-007208	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4 SURFACE TO 100’ S.E. OF DES MOINES FM
OK3200363-018	OK	WASHITA	HILL, WILMA JEAN ET AL	CHESAPEAKE EXPLORATION LLC	7/11/2008	1114	852	I-2008-007361	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200552-001	OK	WASHITA	HENDERSON, BASIL	JMA ENERGY COMPANY, LLC	9/8/2005	1020	149	I-2005-006846	011N	017W	0015

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 15: A TRACT OF LAND LYING IN AND BEING A PART OF THE E/2 NE/4 OF SECTION 15-11N-17W AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE SE CORNER OF THE NE/4 OF SAID SECTION 15, THENCE NORTH 0 DEG 9’ WEST A DISTANCE OF 246’ ALONG THE EAST BOUNDARY LINE OF SAID SECTION 15, THENCE NORTH 89 DEG 24’ 03” WEST PARALLEL WITH THE SOUTH BOUNDARY LINE OF THE NE/4 OF SAID SECTION 15 A DISTANCE OF 463’, THENCE NORTH 16 DEG 03’ 22” EAST A DISTANCE OF 331.11’, THENCE SOUTH 89 DEG 24’ 03” EAST A DISTANCE OF 73.26’, THENCE SOUTH 0 DEG 30’ 36” WEST PARALLEL WITH THE EAST BOUNDARY LINE OF SECTION 15 A DISTANCE OF 299.14’, THENCE SOUTH 89 DEG 24’ 03” EAST A DISTANCE OF 301’ TO THE EAST BOUNDARY LINE OF SAID SECTION 15, THENCE NORTH 0 DEG 9’ WEST A DISTANCE OF 478.6’, TO A POINT 744.6’ NORTH OF THE SE CORNER OF THE NE/4 OF SAID SECTION 15, THENCE NORTH 89 DEG 48’ WEST A DISTANCE OF 485.3’ TO THE EAST BOUNDARY LINE OF THE RIGHT OF WAY OF THE S.L. & S.F. RAILROAD (FORMERLY THE BLACKWELL, ENID & SOUTHWESTERN RAILWAY), THENCE SOUTH 14 DEG 52’ WEST ALONG SAID EAST BOUNDARY LINE OF SAID RAILROAD RIGHT OF WAY A DISTANCE OF 769.7’ TO THE SOUTH BOUNDARY LINE OF THE NE/4 OF SAID SECTION 15, THENCE SOUTH 89 DEG 48’ EAST ALONG SAID SOUTH BOUNDARY LINE A DISTANCE OF 684.7’ TO THE POB

OK9270143-001	OK	WASHITA	ANDERSON, SR CLYDE	JMA ENERGY COMPANY, LLC	9/13/2005	1020	539	I-2005-006985	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: E/2 NE/4, AS MORE FULLY DESCRIBED IN SAID LEASE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270143-003	OK	WASHITA	ANDERSON, CARROL D	JMA ENERGY COMPANY, LLC	9/7/2005	1020	536	I-2005-006984	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: E/2 NE/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK9270143-004	OK	WASHITA	ANDERSON, DONNIE	JMA ENERGY COMPANY, LLC	9/13/2005	1020	542	I-2005-006986	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: E/2 NE/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK9270144-001	OK	WASHITA	STEIGMAN, LELAND & VIOLA	JMA ENERGY COMPANY, LLC	9/21/2005	1021	185	I-2005-007232	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SE/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK9270247-001	OK	WASHITA	OCC #556783/CD #200803940	COI & CELLC, APPLICANTS	7/14/2008				011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W OF THE IM, LIMITED TO THE TONKAWA, MISSOURIAN GRANITE WASH & DES MOINES GRANITE WASH
OK9270262-001	OK	WASHITA	STEHR, DARRELL	PENN VIRGINIA MC ENERGY LLC	10/10/2007	1088	594	I-2007-011555	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W/2 NE/4, NW/4, SW/4 LTD TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH FM (17,100’)
OK9270263-001	OK	WASHITA	STEHR, SYDNEY	PENN VIRGINIA MC ENERGY LLC	10/10/2007	1088	597	I-2007-011556	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W/2 NE/4, NW/4, SW/4 LTD TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH FM (17,100’)
OK9270264-001	OK	WASHITA	STEHR, AGNES D 1992 REV LIV TR, AGNES STEHR, TRST	CROW CREEK ENERGY, LLC	1/1/2005	1005	663	I-2005-001417	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W/2 NE/4, NW/4, SW/4
OK9270264-002	OK	WASHITA	STEHR, ERVIN H 1992 REV LIV TR, ERVIN H STEHR, TRST	CROW CREEK ENERGY, LLC	1/1/2005	1005	669	I-2005-001420	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W/2 NE/4, NW/4, SW/4
OK9270264-003	OK	WASHITA	HILL, CHARLES E LIVING TRUST DTD 8/04/94, ET AL	CROW CREEK ENERGY, LLC	2/7/2005	1006	588	I-2005-001741	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK9270264-004	OK	WASHITA	HENDERSON, WALTER RAY	CROW CREEK ENERGY, LLC	2/7/2005	1006	565	I-2005-001732	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: E/2 NE/4
OK9270264-005	OK	WASHITA	RODKEY, ADA S TESTAMENTARY TRUST, ET AL	CROW CREEK ENERGY, LLC	2/11/2005	1007	514	I-2005-002076	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK9270264-006	OK	WASHITA	IVEY, ROBERT E	CROW CREEK ENERGY, LLC	2/11/2005	1008	40	I-2005-002270	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK9270264-007	OK	WASHITA	HILL FAMILY TRUST, SHIRLEY M HILL, TRST	CROW CREEK ENERGY, LLC	2/8/2005	1010	511	I-2005-003166	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK9270265-001	OK	WASHITA	SPERLE, BONNIE & ELGIN	PENN VIRGINIA MC ENERGY, LLC	12/3/2007	1102	403		011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W/2 NE/4, NW/4, SW/4
OK9270266-001	OK	WASHITA	BOLLMAN, JIMMY DALE	PENN VIRGINIA MC ENERGY LLC	3/3/2008	1105	118	I-2008-003773	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES (17,100’)
OK9270267-001	OK	WASHITA	BUELL, BOB T REV LIV TR, BOB T BUELL, TRST	CROW CREEEK ENERGY, LLC	2/7/2005	1006	288	I-2005-00638	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200495-000	OK	WASHITA	BORCHERS, PAUL AND BETTY JO	CHESAPEAKE EXPLORATION LP	4/19/2007	1069	10	I-2007-004599	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: SW/4, SE/4 A/D/A S/2
OK9270147-001	OK	WASHITA	CHILDRESS, ZELDA MAE	CROW CREEK ENERGY, LLC	1/7/2005	1005	184	I-2005-001219	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270147-002	OK	WASHITA	FARMERS UNION COOP ROYALTY COMPANY	JMA ENERGY COMPANY, LLC	1/5/2006	1027	953	I-2006-000810	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: SE/4
OK9270147-003	OK	WASHITA	BRANDEL, JUDITH A, A/ K/A BANDY	JMA ENERGY COMPANY, LLC	1/18/2006	1027	735	I-2006-000746	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: SE/4
OK9270147-004	OK	WASHITA	MACTAVISH, PHYLLIS ANN, A/K/A MACDONELL	JMA ENERGY COMPANY, LLC	9/16/2005	1021	501	I-2005-007341	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: SE/4
OK9270147-005	OK	WASHITA	BANDY, LOYD	JMA ENERGY COMPANY, LLC	1/19/2006	1030	625	I-2006-001679	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: SE/4
OK9270148-001	OK	WASHITA	GUDGEL, DEBRA JEAN	JMA ENERGY COMPANY, LLC	9/8/2005	1021	508	I-2005-007344	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: N/2, SW/4
OK9270148-002	OK	WASHITA	MCGURK, KAREN SUE & DONALD J	JMA ENERGY COMPANY, LLC	9/8/2005	1026	718	I-2006-000365	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: N/2, SW/4
OK9270148-003	OK	WASHITA	NIMMO, LINDA GAIL & CHARLES	JMA ENERGY COMPANY, LLC	9/8/2005	1021	173	I-2005-007226	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: N/2, SW/4
OK9270148-004	OK	WASHITA	REICHERT, PAMELA KAY & JOSEPH	JMA ENERGY COMPANY, LLC	9/8/2005	1021	188	I-2005-007233	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: N/2, SW/4
OK9270264-008	OK	WASHITA	STEHR, AGNES D 1992 REV LIV TR, AGNES D STEHR, TRST	CROW CREEK ENERGY, LLC	1/1/2005	1005	665	I-2005-001418	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: N/2 SW/4
OK9270264-009	OK	WASHITA	STEHR, ERVIN H 1992 REV LIV TR, ERVIN H STEHR, TRST	CROW CREEK ENERGY, LLC	1/1/2005	1005	667	I-2005-001419	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: N/2 SW/4
OK9270264-010	OK	WASHITA	OCC #539939/CD #200702426-T	PENN VIRGINIA MC ENERGY, LLC	5/29/2007	1138	176	I-2009-003314	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: ALL
A00302-12987	OK	WASHITA	WISE , GLEN CHESTER , ET UX	CHARLES E BROWN	4/26/1977	465	301		011N	017W	0017	N/2 SW/4 & S/2 S/2 NW/4 Sec. 17-11N-17W
A00302-12988	OK	WASHITA	STEHR , ERVIN , ET UX	ROGER S FOLSOM	4/22/1977	464	735		011N	017W	0017	N/2 NW/4 & N/2 S/2 NW/4 Sec. 17-11N-17W
A00302-12989	OK	WASHITA	SMITH , MINNIE	CHARLES E BROWN	6/10/1977	470	827		011N	017W	0017	N/2 NW/4 & N/2 S/2 NW/4 Sec. 17-11N-17W
A00302-2290	OK	WASHITA	STEHR , ERVIN AND AGNES	D A BASH AND ASSOCIATES INC	1/22/1980	520	409		011N	017W	0017	S/2 SW/4 & SE/4, LESS AND EXCEPT THE ATCHISON, TOPEKA AND SANTA FE RAILROAD RIGHT-OF-WAY DESCRIBED AS FOLLOWS: A STRIP OF LAND ONE HUNDRED FEET WIDE, THE SAME TO EX- TEND A UNIFORM WIDTH OF FIFTY FEET ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE SE/4, AND ALSO AN ADDITIONAL WIDTH OF 25 FEET ON EACH SIDE OF THE ONE HUNDRED FT. ABOVE MENTIONED COMMENCING AT THE NORTH LINE OF SAID QUARTER SEC. AND EXTENDING SOUTH TO STATION 208 SAID EXCEPTION CONTAINING 6.86 ACRES MORE OR LESS, ALL OF THE ABOVE DESCRIBED LAND CONTAINING IN AGGREGATE 233.14 ACRES MORE OR LESS Sec. 17-11N-17W
A00303-2291	OK	WASHITA	STEIGMAN , LOUIS C. W. AND CLARA	J M MOYER	12/8/1971	410	105	6404	011N	017W	0017	NE/4 Sec. 17-11N-17W
OK0011273-001	OK	WASHITA	SANDERS, MELBA L LIVING TRUST DTD 01/06/04	CHESAPEAKE EXPLORATION LP	4/13/2006	1038	217	I-2006-004588	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: E/2 NW/4, LOT 3, NE/4 SW/4
OK0011273-002	OK	WASHITA	KEMPF, GARY D LIVING TR DATED 8/9/1996	CHESAPEAKE EXPLORATION LP	5/30/2006	1041	840	I-2006-005914	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: E/2 NW/4, LOT 3, NE/4 SW/4
OK3200073-001	OK	WASHITA	MAYNARD, CAROL	CHESAPEAKE EXPLORATION LP	7/24/2006	1046	560	I-2006-007761	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: S/2 SE/4, LOT 4, SE/4 SW/4 LTD TO 17,225’
OK3200073-002	OK	WASHITA	NEWMAN, DIANA	CHESAPEAKE EXPLORATION LP	7/24/2006	1047	127	I-2006-007963	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: S/2 SE/4, LOT 4, SE/4 SW/4 LTD TO 17,225’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200073-003	OK	WASHITA	CORBETT, GERALDINE	CHESAPEAKE EXPLORATION LP	7/25/2006	1046	566	I-2006-007763	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: S/2 SE/4, LOT 4, SE/4 SW/4 A/D/A S/2 S/2 LTD TO 17,225’
OK3200073-004	OK	WASHITA	JONES- KALKMAN MINERAL COMPANY	CHESAPEAKE EXPLORATION LLC	1/21/2008	1097	653	I-2008-001270	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: S/2 SE/4, LOT 4, SE/4 SW/4 LTD TO 17,175’
OK3200377-001	OK	WASHITA	PARROTT FAMILY LIMITED PTRSHP, AN OKLAHOMA LIMITED PTRSHP	CHESAPEAKE EXPLORATION LP	9/15/2006	1051	894	I-2006-009730	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: N/2 NE/4, N/2 S/2 NE/4
OK3200377-002	OK	WASHITA	LOWRY, GEORGE WHEELER TRUST	CHESAPEAKE EXPLORATION LP	3/5/2007	1067	518	I-2007-004060	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: NE/4, N/2 SE/4 LTD TO 17,100’
OK3200377-003	OK	WASHITA	MOSS, MARY EDITH	CHESAPEAKE EXPLORATION LP	9/15/2006	1053	246	I-2006-010277	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: N/2 SE/4, S/2 S/2 NE/4
OK3200377-004	OK	WASHITA	LOWRY JR, G W & CHERYL	CHESAPEAKE EXPLORATION LP	3/5/2007	1067	525	I-2007-004062	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: NE/4, N/2 SE/4 LTD TO 17,100’
OK3200377-005	OK	WASHITA	LOWRY, LACY LEIGH LIVING TRUST	CHESAPEAKE EXPLORATION LP	3/5/2007	1068	774	I-2007-004501	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: NE/4, N/2 SE/4 LTD TO 17,100’
OK3200380-001	OK	WASHITA	HOWARD, EDNA DELORES	CHESAPEAKE EXPLORATION LP	10/4/2006	1052	697	I-2006-010066	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-002	OK	WASHITA	ROSS, CLARA MARIE	CHESAPEAKE EXPLORATION LP	10/4/2006	1052	700	I-2006-010067	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-003	OK	WASHITA	DICK, VERA LEE	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	260	I-2006-0101282	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-004	OK	WASHITA	KAISER, LILLIAN L, A/K/A LILLIAN L NEUMAN	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	224	I-2006-010270	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-005	OK	WASHITA	MOORE, MARSHA D	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	254	I-2006-010280	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-006	OK	WASHITA	PANKRATZ, GLADYS MARIE	CHESAPEAKE EXPLORATION LP	10/2/2006	1053	251	I-2006-010279	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-007	OK	WASHITA	REINSCHMIDT, JOHN	CHESAPEAKE EXPLORATION LP	10/2/2006	1053	248	I-2006-010278	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-008	OK	WASHITA	REINSCHMIDT JR, DONALD RAY	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	220	I-2006-010269	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-009	OK	WASHITA	REINSCHMIDT, MICHELLE	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	208	I-2006-010266	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2, A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-010	OK	WASHITA	REINSCHMIDT, RICK	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	212	I-2006-010267	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2 A/D/A W/2 NW/4 LTD TO 17,225’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200380-011	OK	WASHITA	REINSCHMIDT, SCOTT	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	204	I-2006-010265	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2, A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-012	OK	WASHITA	REINSCHMIDT, SHERYL	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	216	I-2006-010268	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2, A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-013	OK	WASHITA	ROSS, WALTER R	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	257	I-2006-010281	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-014	OK	WASHITA	REINSCHMIDT, YNEZ LIFE ESTATE	CHESAPEAKE EXPLORATION LP	10/13/2006	1054	252	I-2006-010654	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2, A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-016	OK	WASHITA	RJL INVESTMENT LTD PTRSHP 1, OKLA LTD PTRSHP	CHESAPEAKE EXPLORATION LP	10/4/2006	1054	270	I-2006-010661	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
A00235-2245	OK	WASHITA	STEHR, BENNIE & MARY K	J J WRIGHT	5/8/1971	397	441		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: N/2 SE/4
A00235-2246	OK	WASHITA	STEHR, IDA ET AL	EL PASO NATURAL GAS	6/10/1977	468	885		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 SE/4
A00236-2247	OK	WASHITA	ALLEN, EDNA AND RICHARD R	DALE*FOLKS	7/2/1979	506	44		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: NE/4, N/2 NW/4
A00236-2248	OK	WASHITA	JONES, MILDRED & PRESLEY	DALE*FOLKS	7/2/1979	506	47		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: NE/4, N/2 NW/4
A00237-2249	OK	WASHITA	PETERS, LOUIE H & MARTHA	ARGOSY CORPORATION	12/18/1979	513	465		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2250	OK	WASHITA	SPERLE, J C & PATRICIA K	ARGOSY CORPORATION	12/18/1979	513	640		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2251	OK	WASHITA	REIMER , JONETTA K & BERT	ARGOSY CORPORATION	12/19/1979	513	644		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2252	OK	WASHITA	FLAMING, LOUISE A	ARGOSY CORPORATION	12/19/1979	513	497		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2253	OK	WASHITA	MCCORMACK , KATHY	D A BASH AND ASSOCIATES INC	5/15/1980	520	890		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2254	OK	WASHITA	PAGE, LAURA	D A BASH AND ASSOCIATES INC	5/19/1980	520	893		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2255	OK	WASHITA	GRAUMANN, GLORIA	D A BASH AND ASSOCIATES INC	5/15/1980	520	896		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2256	OK	WASHITA	BENNETT, WANDA	D A BASH AND ASSOCIATES INC	5/15/1980	520	899		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2257	OK	WASHITA	WALTRIP, CAROLYN SUE	D A BASH AND ASSOCIATES INC	5/14/1980	521	559		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2258	OK	WASHITA	ROSE, JAMES ROBERT	D A BASH AND ASSOCIATES INC	5/14/1980	521	562		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2259	OK	WASHITA	ROSE, CYNTHIA	D A BASH AND ASSOCIATES INC	5/19/1980	521	675		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2260	OK	WASHITA	ROSE, LUCILLE, GUARDIAN OF MELANIE ROSE	D A BASH AND ASSOCIATES INC	6/10/1980	521	663		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2261	OK	WASHITA	ROSE, LUCILLE, GUARDIAN OF MEGAN ROSE	D A BASH AND ASSOCIATES INC	6/10/1980	521	667		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
A00237-2262	OK	WASHITA	ROSE , LUCILLE, GUARDIAN OF MELANIE ROSE	D A BASH AND ASSOCIATES INC	6/10/1980	521	665		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4
A00237-2263	OK	WASHITA	ROSE , LUCILLE, GUARDIAN OF MEGAN ROSE	D A BASH AND ASSOCIATES INC	6/10/1980	521	669		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4
A00237-2264	OK	WASHITA	KRAFT , MICHELE	D A BASH AND ASSOCIATES INC	5/19/1980	523	82		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4
A00237-2265	OK	WASHITA	ROSE , TERRI	D A BASH AND ASSOCIATES INC	5/19/1980	523	85		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4
A00237-2266	OK	WASHITA	ALLEN , EDNA AND RICHARD	DALE FOLKS	7/2/1979	506	29		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4
A00237-2267	OK	WASHITA	SPERLE , AMELIA	DALE*FOLKS	7/11/1979	506	35		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2268	OK	WASHITA	JONES , MILDRED AND PRESLEY	DALE*FOLKS	7/2/1979	506	32		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2269	OK	WASHITA	SPERLE , OTTO AND LENORA	DALE*FOLKS	7/11/1979	506	38		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2270	OK	WASHITA	MINTZ, KATHERINE AND JOHN	DALE*FOLKS	7/11/1979	506	41		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2271	OK	WASHITA	SPERLE, ALICE LOUISE	DALE*FOLKS	8/30/1979	508	792		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2272	OK	WASHITA	PHELPS, GOLDIE AND ELDON	DALE*FOLKS	8/31/1979	512	445		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2273	OK	WASHITA	SPERLE, EMIL AND ESTHER	DALE*FOLKS	12/12/1979	512	69		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2274	OK	WASHITA	SPERLE, ELGIN & BONNIE H/W	DALE*FOLKS	12/12/1979	512	71		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2275	OK	WASHITA	ATCHISON, TOPEKA & SANTA FE RAILWAY CO.	TEXAS OIL & GAS CORPORATION	8/4/1978	490	289		011N	017W	0020

TOWNSHIP 11 NORTH-RANGE 17 WEST

A STRIP OF LAND VARYING WITH AND LYING ON EACH SIDE OF LESSOR’S MAIN TRACK CENTER LINE AS ORIGINALLY LOCATED AND CONSTRUCTED ACROSS SAID SECTIONS 8, 9, 17 AND 20, EXTENDING FROM THE NORTH LINE OF SAID SECTION 9 IN A SOUTHWESTERLY DIRECTION BETWEEN LESSOR’S MAIN TRACK CENTER LINE ENGINEERING STATIONS AS FOLLOWS: 1. FROM STATION 107 PLUS 68, THE SAID NORTH LINE OF SECTION 9 TO STATION 118 PLUS 00, A DISTANCE OF 1,032 FEET, A WIDTH OF 100 FEET, 50 FEET LYING ON EACH SIDE OF SAID MAIN TRACK CENTER LINE; 2. FROM STATION 118 PLUS 00 TO STATION 175 PLUS 70, THE COMMON SECTION LINE BETWEEN SAID SECTIONS 8 AND 17, A DISTANCE OF 5,770 FEET, A WIDTH OF 150 FEET, 75 FEET LYING ON EACH SIDE OF SAID MAIN TRACK CENTER LINE; 3. FROM STATION 175 PLUS 70 TO STATION 195 PLUS 00, A DISTANCE OF 1,930 FEET, A WIDTH OF 100 FEET, 50 FEET LYING ON EACH SIDE OF SAID MAIN TRACK CENTER LINE; 4. FROM STATION 195 PLUS 00 TO STATION 208 PLUS 00 A DISTANCE OF 1,300 FEET, A WIDTH OF 150 FEET, 75 FEET LYING ON EACH SIDE OF SAID MAIN TRACK CENTER LINE; 5. FROM SECTION 208 PLUS 00 TO STATION 240 PLUS 50, THE NORTH/SOUTH 1/2 SECTION LINE OF SAID SECTION 20, A DISTANCE OF 3,250 FEET, A WIDTH OF 100 FEET, 50 FEET LYING ON EACH SIDE OF SAID MAIN TRACK CENTER LINE; 6. FROM STATION 240 PLUS 50 TO STATION 256 PLUS 00, THE EAST/WEST 1/2 SECTION LINE OF SAID SECTION 20, A DISTANCE OF 1,550 FEET, A WIDTH OF 150 FEET, 75 FEET LYING ON EACH SIDE OF SAID MAIN TRACK CENTER LINE AND CONTAINING AN AREA OF 43.94 ACRES, MORE OR LESS.

A00237-2276	OK	WASHITA	ATCHISON, TOPEKA AND SANTA FE RAILWAY	TEXAS OIL & GAS CORPORATION	8/14/1979	508	97		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: SW/4 LTD TO SPERLE #1-20 WELLBORE.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5125422-001	OK	WASHITA	OCC#171750/CD #69082	AN-SON CORPORATION	6/27/1980				011N	017W	0020	TOWNSHIP 11 NORTH, RANGE 17 WEST, SECTION 20: MISSOURIAN GRANITE WASH, SKINNER, RED FORK, ATOKA, MORROW AND SPRINGER COMMON SOURCES UNDERLYING THE ENTIRE SECTION.
OK3200102-001	OK	WASHITA	COWAN, ANN	CHESAPEAKE EXPLORATION LLC	8/20/2007	1082	96	I-2007-009260	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: SW/4 LTD TO 17,195’
OK3200102-002	OK	WASHITA	B H C H MINERAL, LTD & B H C H PROP, LTD	CHESAPEAKE EXPLORATION LLC	8/20/2007	1083	130	I-2007-009594	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: SW/4 LESS A 3.6 TRACT IN THE SW CORNER LTD TO 17,195’
OK3200102-003	OK	WASHITA	GARG OIL	CHESAPEAKE EXPLORATION LLC	10/8/2007	1087	239	I-2007-011064	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: S/W LESS AND EXCEPT A 3.6 ACRE TRACT IN THE SW CORNER OF SAID SW/4 LTD TO 17,195’
OK3200118-001	OK	WASHITA	OSBERG, JENNIFER C	CHESAPEAKE EXPLORATION LLC	9/10/2007	1087	342	I-2007-011104	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH FM (17,195’)
OK3200119-000	OK	WASHITA	OSBERG, MARGARET ANN & RICHARD W	CHESAPEAKE EXPLORATION LLC	8/29/2007	1087	348	I-2007-011106	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH FM (17,195’)
OK3200669-001	OK	WASHITA	STEHR, DANNY A/ K/A DR DAN STEHR	CHESAPEAKE EXPLORATION LLC	8/28/2007	1085	5	I-2007-010300	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: NE/4, NW/4, A/D/A N/2 LTD TO 17,095’
OK3200669-002	OK	WASHITA	STEHR, WANDA	CHESAPEAKE EXPLORATION LLC	8/29/2007	1088	185	I-2007-011420	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: NE/4, NW/4, A/D/A N/2
OK3200669-003	OK	WASHITA	SMITH, ELMER TR DTD 1/13/1992, ELMER SMITH, TRST	CHESAPEAKE EXPLORATION LP	8/29/2007	1085	717	I-2007-010540	011N	017W	0023

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 23: N/2, PROVIDED THAT, THERE IS EXPECTED FROM THIS LEASE 20 NET MINERAL ACRES OWNED BY LESSOR, IT BEING THE INTENT OF THE PARTIES THAT LESSOR IS LEASING 33.3333 NET MINERAL ACRES HEREBY

LTD TO 17,095’

OK3200669-004	OK	WASHITA	SMITH, FRANCES A/K/A MARIE	CHESAPEAKE EXPLORATION LP	8/31/2007	1085	681	I-2007-010529	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: N/2, L/E EXISTING BOREHOLE LTD TO 17,095’
OK3200669-005	OK	WASHITA	MEDICE, PAULINE TAYLOR	CHESAPEAKE EXPLORATION LP	8/31/2007	1085	738	I-2007-010549	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: N/2 LTD TO 17,095’
OK3200669-006	OK	WASHITA	SMITH, GLEN REV TR DTD 4/30/91, BETTY SMITH, TRST	CHESAPEAKE EXPLORATION LP	8/23/2007	1085	721	I-2007-010543	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: N/2 LTD TO 17,095’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200669-007	OK	WASHITA	OCC #546849/CD #200706845	COI-CELLC	11/20/2007				011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: ALL
OK9270043-000	OK	WASHITA	UNION CEMETERY	CHESAPEAKE EXPLORATION LLC	12/5/2007	1091	101	I-2007-012514	011N	017W	0023

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 23: BEGINNING AT SW/C, THENCE 412’ E ALONG S BOUNDARY LINE, THENCE N PARALLEL TO W BOUNDARY LINE, A DISTANCE OF 385’, THENCE W PARALLEL TO S BOUNDARY LINE A DISTANCE OF 412’ TO W BOUNDARY LINE, THENCE S 385’ ALONG W BOUNDARY TO POB, CONTAINING 3.6 AC M/L (A/D/A TRACT OF LAND IN SW/C)

OK9270385-000	OK	WASHITA	STEHR, WANDA	CHRIS STEHR	11/28/2007	1090	194	I-2007-012172	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: NW/4 NE/4
OK0011034-002	OK	WASHITA	STONETOWN PROPERTIES, LTD.	CHESAPEAKE EXPLORATION LP	1/23/2006	1029	115	I-2006-001177	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: N/2 NE/4
OK0011034-006	OK	WASHITA	JOHNSON, GEORGE S	CHESAPEAKE EXPLORATION LLC	8/20/2007	1082	99	I-2007-009261	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: N/2 NE/4 LTD TO 16,298’
OK0011034-007	OK	WASHITA	STEWART FAMILY TR #2007 U/A/D 3/01/2007	CHESAPEAKE EXPLORATION LLC	8/22/2007	1084	958	I-2007-009948	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: N/2 NE/4 LTD TO 16,298’
OK0011034-008	OK	WASHITA	MAP2003-NET	CHESAPEAKE EXPLORATION LLC	9/5/2007	1085	488	I-2007-010479	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: N/2 NE/4 LTD TO 16,298’
OK0011034-028	OK	WASHITA	BRITZ, INC	CHESAPEAKE EXPLORATION LLC	11/15/2007	1092	927	I-2007-013036	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: N/2 NE/4
OK0011266-001	OK	WASHITA	SPRADLIN, GRACE	CHESAPEAKE EXPLORATION LP	4/7/2006	1037	195	I-2006-004217	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-002	OK	WASHITA	DICKERSON, CLAUDE L & ALVERA L LIV REV TR DTD 4-5-96	CHESAPEAKE EXPLORATION LP	4/7/2006	1037	539	I-2006-004315	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-003	OK	WASHITA	LANTZ, DELORES A	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	564	I-2006-004324	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-004	OK	WASHITA	GERNER, RONAL S, S/P/ A RON GERNER	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	895	I-2006-004448	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-005	OK	WASHITA	HILL, TAMRA	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	561	I-2006-004323	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-006	OK	WASHITA	RONALD, CHRISTY	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	882	I-2006-004443	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-007	OK	WASHITA	ROELEN, PAUL	CHESAPEAKE EXPLORATION LP	4/21/2006	1040	232	I-2006-005373	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-008	OK	WASHITA	CHAMBERS, JO ANN GAY SIEKER	CHESAPEAKE EXPLORATION LP	4/20/2006	1040	217	I-2006-005367	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK0011266-009	OK	WASHITA	VICE, BARBARA MCABEE & TOMMY	CHESAPEAKE EXPLORATION LP	5/24/2006	1040	1027	I-2006-005665	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-010	OK	WASHITA	SHIRLEY, JORETTA JEAN & RICHARD L	CHESAPEAKE EXPLORATION LP	4/7/2006	1038	210	I-2006-004585	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-011	OK	WASHITA	MCKELVEY, LACHELLE DUROY	CHESAPEAKE EXPLORATION LP	4/21/2006	1038	227	I-2006-004592	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-012	OK	WASHITA	BROWNING, CLARA P	CHESAPEAKE EXPLORATION LLC	8/27/2007	1085	46	I-2007-010316	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16,298’
OK0011266-013	OK	WASHITA	CLARKSON, MARIETTA, A/K/A DIMWIDDIE	CHESAPEAKE EXPLORATION LLC	8/31/2007	1085	42	I-2007-010314	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4
OK0011266-014	OK	WASHITA	ALLAR COMPANY	CHESAPEAKE EXPLORATION LP	8/28/2007	1083	988	I-2007-009916	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16,298’
OK0011266-015	OK	WASHITA	BROWN, JERRY	CHESAPEAKE EXPLORATION LLC	9/25/2007	1087	319	I-2007-011094	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16,298’
OK0011266-016	OK	WASHITA	JOHNSTON, PHILIP JOHN A/K/A PHILLIP JOHN JOHNSTON	CHESAPEAKE EXPLORATION LLC	10/8/2007	1093	905	I-2007-013341	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16,298’
OK3200659-001	OK	WASHITA	BAKER RECOVERY, INC	CHESAPEAKE EXPLORATION LLC	8/27/2007	1083	231	I-2007-009639	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: S/2 NE/4 LTD TO 16,298’
OK3200659-002	OK	WASHITA	COTTRILL, R R	CHESAPEAKE EXPLORATION LLC	8/27/2007	1083	234	I-2007-009640	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: S/2 NE/4 LTD TO 16,298’
OK5129495-001	OK	WASHITA	INTEMANN, WELEDA E	CHESAPEAKE EXPLORATION LP	4/12/2006	1036	743	I-2006-004013	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-002	OK	WASHITA	INTEMANN, KEVIN J	CHESAPEAKE EXPLORATION LP	4/12/2006	1036	730	I-2006-004008	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-003	OK	WASHITA	ISERNHAGEN, HERMAN JOHNNY	CHESAPEAKE EXPLORATION LP	4/7/2006	1036	703	I-2006-003997	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-004	OK	WASHITA	LARWIG, LILLIAN	CHESAPEAKE EXPLORATION LP	4/7/2006	1036	678	I-2006-003986	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-005	OK	WASHITA	INTEMANN, SHIRLEY	CHESAPEAKE EXPLORATION LP	4/7/2006	1037	185	I-2006-004213	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-006	OK	WASHITA	HENDERSON, CYNTHIA	CHESAPEAKE EXPLORATION LP	4/18/2006	1037	189	I-2006-004215	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-007	OK	WASHITA	INTEMANN, ROBIN	CHESAPEAKE EXPLORATION LP	4/12/2006	1037	546	I-2006-004318	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129495-008	OK	WASHITA	SHEPPARD, NANCY J	CHESAPEAKE EXPLORATION LP	4/13/2006	1037	549	I-2006-004319	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-009	OK	WASHITA	BALZER, RAYMA J	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	879	I-2006-004442	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-011	OK	WASHITA	INTEMANN, MICHAEL DEAN	CHESAPEAKE EXPLORATION LP	4/13/2006	1037	891	I-2006-004446	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-012	OK	WASHITA	LITTKE, MELISSA, PATRICIA LITTKE, TESTAMENTARY TRUSTEE	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	888	I-2006-004445	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-013	OK	WASHITA	LITTKE, PATRICIA	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	885	I-2006-004444	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-014	OK	WASHITA	INTEMANN, LARRY PAUL	CHESAPEAKE EXPLORATION LP	4/13/2006	1039	287	I-2006-005007	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-015	OK	WASHITA	TAYLOR, JOHN MARK	CHESAPEAKE EXPLORATION LP	6/1/2006	1042	263	I-2006-006103	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-016	OK	WASHITA	INTEMANN, RANDAL BRYAN	CHESAPEAKE EXPLORATION LP	4/13/2006	1039	284	I-2006-005006	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-017	OK	WASHITA	INTEMANN, HARVEY HAROLD TRUST	CHESAPEAKE EXPLORATION LP	4/11/2006	1038	230	I-2006-004593	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-018	OK	WASHITA	INTEMANN, OLINDA	CHESAPEAKE EXPLORATION LP	4/12/2006	1039	276	I-2006-005002	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-020	OK	WASHITA	DICK, ARLOENE	CHESAPEAKE EXPLORATION LP	4/17/2006	1038	224	I-2006-004591	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-021	OK	WASHITA	SCHMIDT, EVELYN	CHESAPEAKE EXPLORATION LLC	8/27/2007	1085	8	I-2007-010301	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16,298’
OK5129495-022	OK	WASHITA	OCC #549823/CD #200707558	COI-CELLC	2/7/2008	1150	677	I-2009-007806	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: ALL LTD TO TONKAWA, MISSOURIAN GRANITE WASH, & DES MOINES GRANITE WASH
OK9270054-000	OK	WASHITA	FRIEDRICH, BRUCE	PETROLEUM DEVELOPMENT CO	12/5/2004	1001	262	I-2004-009141	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SE/4
OK3200097-003	OK	WASHITA	KOESTER, HERSCHEL CARL	CHESAPEAKE EXPLORATION LLC	3/30/2010	1169	655	1-2010-004284	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: NE/4
OK3200097-004	OK	WASHITA	KOESTER, HOWARD W & HERSCHEL CARL	CHESAPEAKE EXPLORATION LLC	6/3/2010	1178	431	I-2010-007186	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: NE/4
OK3200097-005	OK	WASHITA	MAH HOLDINGS, LLC	CHESAPEAKE EXPLORATION LLC	9/21/2010	1186	419	I-2010-009807	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: NE/4 LESS AND EXCEPT THE EAST 103 ACRES
OK3200473-000	OK	WASHITA	INTEMANN, OLINDA IRENE	CHESAPEAKE EXPLORATION LP	3/15/2007	1068	779	I-2007-004502	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: NW/4
OK9270753-001	OK	WASHITA	TAYLOR, DIANNA LEE & DALE AKA DALE H TAYLOR	CHESAPEAKE EXPLORATION LLC	7/3/2010	1178	979	I-2010-007392	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: WEST 51.5 ACRES OF THE EAST 103 ACRES IN THE SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270753-002	OK	WASHITA	MILLER, FARRELL DEAN AKA FARRELL D MILLER & CONNIE MILLER	CHESAPEAKE EXPLORATION LLC	11/4/2010	1188	479	I-2010-010492	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: CONTAINING APPROXIMATELY 640 ACRES, MORE OR LESS
OK9270764-001	OK	WASHITA	LITTKE, MELISSA, A/K/A MELISSA RAE LITTKE	CHESAPEAKE EXPLORATION LLC	8/31/2010	1185	576	I-2010-009461	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: SW/4
OK9270764-002	OK	WASHITA	LITTKE, PATRICIA	CHESAPEAKE EXPLORATION LLC	8/31/2010	1185	580	I-2010-009462	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: SW/4
OK9270764-003	OK	WASHITA	BALZER, RAYMA	CHESAPEAKE EXPLORATION LLC	8/31/2010	1185	572	I-2010-009460	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: SW/4
OK9270764-004	OK	WASHITA	DICK, GILBERT G AND ARLOENE J DICK	CHESAPEAKE EXPLORATION LLC	10/25/2010	1189	690	I-2010-010935	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: SW/4
OK3200486-001	OK	WASHITA	STREEB, LUCILLE BOSE, A/K/ A LUCILLE BOSE STREBB	CHESAPEAKE EXPLORATION LP	3/15/2007	1069	484	I-2007-004771	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: N/2 N/2 NW/4, S/2 NW/4, SW/4
OK3200486-002	OK	WASHITA	MESSICK, DOLORES BOSE	CHESAPEAKE EXPLORATION LP	3/20/2007	1069	388	I-2007-004737	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: N/2 N/2 NW/4, S/2 NW/4, SW/4, S/2 N/2 NW/4 - LESS A 5 ACRE TRACT
OK3200486-003	OK	WASHITA	STREEB, LUCILLE & PAUL W	CHESAPEAKE EXPLORATION LP	3/15/2007	1070	762	I-2007-005223	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4, LESS A TRACT DESCRIBD AS BEGINNING AT THE NW CORNER OF THE S/2 N/2 NW/4, THENCE S 330’, THENCE E 660’, THENCE N 330’, THENCE W 660’ TO POB
OK3200486-004	OK	WASHITA	BAKER, YVONNE BOSE A/K/ A YVONNE BOSE A/K/ A YVONNE M	CHESAPEAKE EXPLORATION LLC	7/25/2007	1082	33	I-2007-009233	011N	017W	0026

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 26: N/2 N/2 NW/4, S/2 NW/4, SW/4, S/2 N/2 NW/4 LESS A TRACT DESCRIBED AS BEGINNING AT THE NW/C OF THE S/2 N/2 NW/4; THENCE S 330 FT; THENCE E 660 FT; THENCE N 330 FT; THENCE W 660 FT TO POINT OF BEGINNING CONTAINING 5 ACRES MORE OR LESS

OK3200486-006	OK	WASHITA	BOSE, ERNESTINE REV LIVING TR DTD 2/5/96	CHESAPEAKE EXPLORATION LLC	8/2/2007	1082	45	I-2007-009238	011N	017W	0026

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 26: BEGINNING AT THE NW/C OF THE S/2 N/2 NW/4; THENCE S 330’; THENCE E 660’; THENCE N 330’; THENCE W 660’ TO POB CONTAINING 5 ACRES MORE OR LESS AND S/2 N/2 NW/4 LESS A TRACT DESCRIBED AS BEGINNING AT THE NW/C OF THE S/2 N/2 NW/4; THENCE S 330’; THENCE E 660’; THENCE N 330’; THENCE W 660’ TO POB CONTAINING 5 ACRES MORE OR LESS

(A TRACT OF LAND IN THE NW/4 BEGINNING AT THE NW/C S/2 N/2 NW/4 & S/2 N/2 NW/4-LESS A 5 ACRE TRACT)

LTD TO 12,950’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200486-007	OK	WASHITA	BOSE JR, EDWARD REV LIVING TR DTD 2/5/96	CHESAPEAKE EXPLORATION LLC	8/2/2007	1082	51	I-2007-009240	011N	017W	0026

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 26: BEGINNING AT THE NW/C OF THE S/2 N/2 NW/4; THENCE S 330’; THENCE E 660’; THENCE N 330’; THENCE W 660’ TO POB CONTAINING 5 ACRES MORE OR LESS AND S/2 N/2 NW/4 LESS A TRACT DESCRIBED AS BEGINNING AT THE NW/C OF THE S/2 N/2 NW/4; THENCE S 330’; THENCE E 660’; THENCE N 330’; THENCE W 660’ TO POB CONTAINING 5 ACRES MORE OR LESS

(A TRACT OF LAND IN THE NW/4 BEGINNING AT THE NW/C S/2 N/2 NW/4 & S/2 N/2 NW/4-LESS A 5 ACRE TRACT)

LTD TO 12,950’

OK3200486-008	OK	WASHITA	BOSE, JAMES	CHESAPEAKE EXPLORATION LLC	7/27/2007	1082	5	I-2007-009221	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 - LESS A TRACT DESCRIBED AS BEGINNING AT NW/C S/2 N/2 NW/4; THENCE S 330 FT; THENCE E 660 FT; THENCE N 330 FT; THENCE W 660 FT TO P.O.B.
OK3200486-009	OK	WASHITA	BOSE, MARJORIE	CHESAPEAKE EXPLORATION LLC	7/25/2007	1082	58	I-2007-009243	011N	017W	0026

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 26: N/2 N/2 NW/4, S/2 NW/4, SW/4, S/2 N/2 NW/4 LESS A TRACT DESCRIBED AS BEGINNING AT NW/C OF S/2 N/2 NW/4; THENCE S 330 FT; THENCE E 660 FT; THENCE N 330 FT; THENCE W 660 FT TO P.O.B

OK3200486-010	OK	WASHITA	BOSE, ROBERT	CHESAPEAKE EXPLORATION LLC	7/26/2007	1082	77	I-2007-009252	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 - LESS A TRACT DESCRIBED AS BEGINNING AT NW/C S/2 N/2 NW/4; THENCE S 330 FT; THENCE E 660 FT; THENCE N 330 FT; THENCE W 660 FT TO P.O.B.
OK3200486-012	OK	WASHITA	BOSE, KENNY DON	CHESAPEAKE EXPLORATION LLC	8/6/2007	1080	176	I-2007-008576	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 LESS A TRACT DESCRIBED AS BEGINNING AT NW/C S/2 N/2 NW/4, THENCE S 330’, THENCE E 660’, THENCE N 330’, THENCE W 660’ TO POB
OK3200486-013	OK	WASHITA	BOSE, MARK E	CHESAPEAKE EXPLORATION LLC	8/2/2007	1082	822	I-2007-009473	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 LESS A TRACT DESCRIBED AS BEGINNING AT NW/C S/2 N/2 NW/4, THENCE S 330’, THENCE E 660’, THENCE N 330’, THENCE W 660’ TO POB
OK3200486-014	OK	WASHITA	BOSE, DARRELL W AND G DIANE	PETROLEUM DEVELOPMENT COMPANY	5/8/2007	1080	167	I-2007-008573	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 LESS 5 AC DESCRIBED AS BEGINNING NW CORNER OF S/2 N/2 NW/4, THENCE SOUTH 330’, EAST 666’, NORTH 330’, WEST 660’ TO POB
OK3200486-015	OK	WASHITA	BOSE, BRADLEY WARREN	PETROLEUM DEVELOPMENT COMPANY	5/3/2007	1080	170	I-2007-008574	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 LESS 5 AC DESCRIBED AS BEGINNING NW CORNER OF S/2 N/2 NW/4 THENCE SOUTH 330’, EAST 660’, NORTH 330’, WEST 660’ TO POB

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200486-016	OK	WASHITA	BOSE, GORDAN D	PETROLEUM DEVELOPMENT COMPANY	5/8/2007	1080	173	I-2007-008575	011N	017W	0026	TOWNSHI 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 LESS 5 AC DESCRIBED AS BEGINNING NW CORNER OF S/2 N/2 NW/4 THENCE SOUTH 330’, EAST 666’, NORTH 330’, WEST 660’ TO POB
OK3200486-017	OK	WASHITA	BOSE, KENNY DON AND PATRICIA	PETROLEUM DEVELOPMENT COMPANY	5/4/2007	1080	176	I-2007-008576	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 LESS 5 AC DESCRIBED AS BEGINNING NW CORNER OF S/2 N/2 NW/4 THENCE SOUTH 330’, EAST 666’, NORTH 330’, WEST 660’ TO POB
OK3200486-018	OK	WASHITA	BOSE, RANDAL S	CHESAPEAKE EXPLORATION LLC	6/5/2009	1140	765	I-2009-004617	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4, LESS A TRACT BEGINNING AT NW/C S/2 N/2 NW/4, THENCE S 330’, THENCE E 660’, THENCE N 330’, THENCE W 660’ TO POB
OK3200686-001	OK	WASHITA	RUTLEDGE, IRENE C LIVING TRUST	CHESAPEAKE EXPLORATION LLC	9/4/2007	1088	935	I-2007-011676	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: NE/4
OK3200686-002	OK	WASHITA	ISAACS, CHERYL ANNETTE CORE & TOM	CHESAPEAKE EXPLORATION LLC	9/4/2007	1124	279	I-2008-010768 (CORRECTION)	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: NE/4
OK3200686-003	OK	WASHITA	CORE, JASON ROGER	CHESAPEAKE EXPLORATION LLC	9/4/2007	1088	933	I-2007-011675	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: NE/4
OK5122081-003	OK	WASHITA	LEWIS, ANNA MARIE & CHARLES	CHESAPEAKE EXPLORATION LLC	10/18/2007	1092	933	I-2007-013038	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: SE/4 LTD TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM (17,173’)
OK5122081-004	OK	WASHITA	DYCK, DONALD E & JANICE	CHESAPEAKE EXPLORATION LLC	10/18/2007	1098	1	I-2008-001398	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: SE/4 LTD TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM (17,173’)
OK5122081-005	OK	WASHITA	LEWIS, ANNA MARIE & CHARLES	CHESAPEAKE EXPLORATION LLC	10/18/2007	1117	621	I-2008-008318 (CORRECTED)	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: SE/4 LTD TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM (17,173’)
OK5122081-006	OK	WASHITA	DYCK, DONALD E & JANICE	CHESAPEAKE EXPLORATION LLC	10/18/2007	1117	624	I-2008-008319 (CORRECTED)	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: SE/4 LTD TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM (17,173’)
OK5122081-007	OK	WASHITA	OCC #568758/CD #200901702	COI-CELLC	6/30/2009			UNRECORDED	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: ALL LTD TO VIRGILIAN, MISSOURIAN, AND DES MOINES

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200703-002	OK	WASHITA	LEWIS, ANNA MARIE LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	10/11/2007	1091	48	I-2007-012491	011N	017W	0027

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 27: W/2 NW/4, 1.5 AC TRACT BEGINNING NW/C E/2 NW/4, THENCE E 24.7’, THENCE S 2640’, THENCE W 24.7’, THENCE N 2640’ TO POB, A/D/A W 81.5 AC OF NW/4 LTD TO 17,125’

OK3200703-003	OK	WASHITA	DYCK, DONALD E LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	10/11/2007	1089	956	I-2007-012082	011N	017W	0027

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 27: W/2 NW/4, 1.5 AC TRACT BEGINNING NW/C E/2 NW/4, THENCE E 24.7’, THENCE S 2640’, THENCE W 24.7’, THENCE N 2640’ TO POB, A/D/A W 81.5 AC OF NW/4

LTD TO 17,125’

OK9270046-001	OK	WASHITA	JANZEN, ALLEN LIVING TRUST DTD 12/9/93	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	982	I-2008-001378	011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: SW/4, STRIP OF LAND W OF RR IN SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES FM (17,125’)
OK9270046-002	OK	WASHITA	JANZEN, ELIZABETH SUZANNE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	994	I-2008-001382	011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: SW4, STRIP OF LAND W OF RR IN SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES FM (17,125’)
OK9270046-003	OK	WASHITA	CAILLE, JANET	CHESAPEAKE EXPLORATION LLC	12/3/2007	1098	24	I-2008-001406	011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: SW4, STRIP OF LAND W OF RR IN SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES FM (17,125’)
OK9270046-004	OK	WASHITA	BARTEL, VICKI SUE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1098	9	I-2008-001401	011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: SW/4, STRIP OF LAND W OF RR IN SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES FM (17,125’)
OK9270055-000	OK	WASHITA	EVANGELISH LUTHERISCHE FREDENS GEMEINDE,	CHESAPEAKE EXPLORATION LLC	10/31/2007	1099	389	I-2008-001884	011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: A 2.5 ACRE TRACT DESCRIBED AS 40 RODS LONG NORTH & SOUTH AND 10 RODS WIDE EAST & WEST IN SE/C OF SE/4 LTD TO 17,025’
OK9270105-001	OK	WASHITA	LOWRY JR, G W & CHERYL	CHESAPEAKE EXPLORATION LLC	1/10/2008	1099	688	I-2008-002001	011N	017W	0027

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 27: SE/4 LESS A 2.5 AC TRACT DESCRIBED AS 40 RODS LONG N & S & 10 RODS WIDE E & W IN SE/C SE/4, LESS A 3.0 AC TRACT DESCRIBED AS ALL THAT LAND LYING W OF THE RR IN SE/4, LESS 6.09 ACS DEEDED TO THE RR FOR R-O-W

LTD TO 100 BLW S.E. OF BASE OF DES MOINES GRANITE WASH FM (17,125’)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270105-002	OK	WASHITA	LOWRY, GEORGE WHEELER TRUST AGREEMENT DTD 5-31-79	CHESAPEAKE EXPLORATION LLC	1/10/2008	1099	711	I-2008-002009	011N	017W	0027

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 27: SE/4 LESS A 2.5 AC TRACT DESCRIBED AS 40 RODS LONG N & S & 10 RODS WIDE E & W IN SE/C SE/4, LESS A 3.0 AC TRACT DESCRIBED AS ALL THAT LAND LYING W OF THE RR IN SE/4, LESS 6.09 ACS DEEDED TO THE RR FOR R-O-W

LTD TO 100 BLW S.E. OF BASE OF DES MOINES GRANITE WASH FM (17,125’)

OK9270105-003	OK	WASHITA	LOWRY, LACY LEIGH LIV TR, LACY LEIGH LOWRY, TRST	CHESAPEAKE EXPLORATION LLC	1/10/2008	1101	692	I-2008-002530	011N	017W	0027

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 27: SE/4 LESS A 2.5 AC TRACT DESCRIBED AS 40 RODS LONG N & S & 10 RODS WIDE E & W IN SE/C SE/4, LESS A 3.0 AC TRACT DESCRIBED AS ALL THAT LAND LYING W OF THE RR IN SE/4, LESS 6.09 ACS DEEDED TO THE RR FOR R-O-W

LTD TO 100 BLW S.E. OF BASE OF DES MOINES GRANITE WASH FM (17,125’)

OK9270105-004	OK	WASHITA	SANDERS, LEONA BOSE & ERNEST R	PETROLEUM DEVELOPMENT CO	2/5/2005	1007	845		011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: E/2 NE/4
OK9270105-005	OK	WASHITA	OCC #564233/CD #200808177	COI-CELLC	1/8/2009			UNRECORDED	011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: ALL LTD TO VIRGILIAN, MISSOURIAN & DES MOINES
OK5127286-001	OK	WASHITA	VERA E KEIL REVOCABLE TRUST DATED 1-4-1999	CHESAPEAKE EXPLORATION LP	2/9/2006	1032	391	1-2006-002312	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: NW/4
OK5129397-001	OK	WASHITA	STEHR, MARTIN R & FAYE	CHESAPEAKE EXPLORATION LP	2/10/2006	1031	410	I-2006-001934	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-002	OK	WASHITA	THOMPSON REV LIV TR, DTD 7/25/89	CHESAPEAKE EXPLORATION LP	3/1/2006	1033	774	I-2006-002872	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-003	OK	WASHITA	OLIDINE BROOKS REV LIVING TRUST DTD 7/16/04	CHESAPEAKE EXPLORATION LP	3/3/2006	1033	777	I-2006-002873	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-004	OK	WASHITA	BROOKS, MICHAEL A REV LIVING TRUST DTD 7/16/04	CHESAPEAKE EXPLORATION LP	3/3/2006	1033	780	I-2006-002874	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-005	OK	WASHITA	VOGT FAMILY LIVING TRUST DTD 3-15-93	CHESAPEAKE EXPLORATION LP	3/20/2006	1035	987	I-2006-003703	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-006	OK	WASHITA	JOHNSON, WILMA & W L	CHESAPEAKE EXPLORATION LP	2/10/2006	1032	89	I-2006-002197	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-007	OK	WASHITA	CHILDRESS, ZELDA MAE	CHESAPEAKE EXPLORATION LP	2/23/2006	1032	789	I-2006-002458	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-008	OK	WASHITA	MACTAVISH, PHYLLIS ANN, F/K/A MACDONELL	CHESAPEAKE EXPLORATION LLC	12/14/2007	1098	366	I-2008-001542	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES FM (17,180’)
OK5129397-009	OK	WASHITA	SUDERMAN FAMILY LIVING TRUST DATED 2-17-93, THE	DAVID S THOMPSON & ASSOCIATES	10/15/2007	1090	938	I-2007-012444	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129432-001	OK	WASHITA	BOSE, EDWARD JR REV LIVING TRUST DTD 2/5/96	CHESAPEAKE EXPLORATION LP	2/17/2006	1033	308	I-2006-002660	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: NE/4
OK5129432-002	OK	WASHITA	BOSE, ERNESTINE REV LIVING TRUST DTD 2/5/96	CHESAPEAKE EXPLORATION LP	2/17/2006	1033	311	I-2006-002661	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129432-003	OK	WASHITA	BOSE, BRYAN	CHESAPEAKE EXPLORATION LP	2/17/2006	1033	299	I-2006-002657	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: NE/4
OK5129435-001	OK	WASHITA	BOSE, BRADLEY WARREN	CHESAPEAKE EXPLORATION LP	2/22/2006	1034	36	I-2006-002971	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SW/4
OK5129435-002	OK	WASHITA	BOSE, KENNY DON & PATTIE MARIE FREEMAN-BOSE	CHESAPEAKE EXPLORATION LP	2/22/2006	1034	600	I-2006-003188	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SW/4
OK5129391-007	OK	WASHITA	MONTGOMERY PETROLEUM, INC	CHESAPEAKE EXPLORATION LLC	11/12/2007	1091	17	I-2007-012479	011N	017W	0029

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 29: NORTHWEST QUARTER LESS AND EXCEPT RAILROAD RIGHT-OF-WAY MORE PARTICULARLY DESCRIBED AS FOLLOWS: A STRIP OF LAND 100 FEET WIDE, THE SAME TO EXTEND A UNIFORM WIDTH OF 50 FEET ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NORTHWEST QUARTER OF SECTION 29, TOWNSHIP 11 NORTH, RANGE 27 WEST, CONTAINING 5.05 ACRES. AND A STRIP OF LAND ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NORTHWEST QUARTER OF SECTION 29, TOWNSHIP 11 NORTH, RANGE 17 WEST AS ADDITIONAL RIGHT-OF-WAY AS FOLLOWS: AN ADDITIONAL WIDTH OF 25 FEET ON EACH SIDE OF THE 100 FEET WIDE RIGHT-OF-WAY HERETOFOR CONVEYED, EXTENDING FROM THE WEST LINE OF SAID 1/4 SECTION IN A NORTHEASTERLY DIRECTION 827 FEET MEASURED ALONG SAID CENTER LINE, CONTAINING 1.02 ACRES. (A/D/A NW/4 LESS & EXCEPT RR R-O-R)

LTD TO 100’ BELOW S.E. OF DES MOINES FM (17,330’)

OK5129391-008	OK	WASHITA	MALCO ROYALTIES LTD	CHESAPEAKE EXPLORATION LLC	5/21/2008	1115	801	I-2008-007671	011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NW/4, L/E ROW AND/OR EASEMENT SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129391-009	OK	WASHITA	NORMAN, ROBERT W	CHESAPEAKE EXPLORATION LLC	5/21/2008	1115	803	I-2008-007672	011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NW/4, L/E ROW AND/OR EASEMENT SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129391-010	OK	WASHITA	IVY CREEK INVESTMENTS, LTD	CHESAPEAKE EXPLORATION LLC	5/21/2008	1115	805	I-2008-007673	011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NW/4, L/E ROW AND/OR EASEMENT SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129391-011	OK	WASHITA	CONSUL PROPERTIES, LLC	CHESAPEAKE EXPLORATION LLC	5/21/2008	1115	807	I-2008-007674	011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NW/4, L/E ROW AND/OR EASEMENT SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129391-012	OK	WASHITA	BOYD, RUTH A FORMERLY RUTH A MAYNARD	CHESAPEAKE EXPLORATION LLC	1/20/2009	1130	470	I-2009-000974	011N	017W	0029

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 29: NW/4 L/E 2 TRACTS OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 100’ WIDE, THE SAME TO EXTEND A UNIFORM WIDTH OF 50’ ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 & A STRIP OF LAND ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 AS ADDITIONAL RIGHT-OF-WAY AS FOLLOWS: AN ADDITIONAL WIDTH OF 25’ ON EACH SIDE OF THE 100’ WIDE RIGHT-OF-WAY HERETO FOR CONVEYED, EXTENDING FROM THE W LINE OF SAID 1/4 SECTION IN A NORTHEASTERLY DIRECTION 827’ MEASURED ALONG SAID CENTER LINE

SURFACE TO 17,330

OK5129391-013	OK	WASHITA	COTTON, NIKKI M	CHESAPEAKE EXPLORATION LLC	1/26/2009	1130	476	I-2009-000976	011N	017W	0029

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 29: NW/4 L/E 2 TRACTS OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 100’ WIDE, THE SAME TO EXTEND A UNIFORM WIDTH OF 50’ ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 & A STRIP OF LAND ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 AS ADDITIONAL RIGHT-OF-WAY AS FOLLOWS: AN ADDITIONAL WIDTH OF 25’ ON EACH SIDE OF THE 100’ WIDE RIGHT-OF-WAY HERETO FOR CONVEYED, EXTENDING FROM THE W LINE OF SAID 1/4 SECTION IN A NORTHEASTERLY DIRECTION 827’ MEASURED ALONG SAID CENTER LINE

SURFACE TO 17,330

OK5129391-014	OK	WASHITA	MAYNARD LIVING TR, DTD MAY 22, 1997, MILDRED B MAYNARD, TRST	CHESAPEAKE EXPLORATION LLC	1/20/2009	1130	467	I-2009-000973	011N	017W	0029

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 29: NW/4 L/E 2 TRACTS OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 100’ WIDE, THE SAME TO EXTEND A UNIFORM WIDTH OF 50’ ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 & A STRIP OF LAND ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 AS ADDITIONAL RIGHT-OF-WAY AS FOLLOWS: AN ADDITIONAL WIDTH OF 25’ ON EACH SIDE OF THE 100’ WIDE RIGHT-OF-WAY HERETO FOR CONVEYED, EXTENDING FROM THE W LINE OF SAID 1/4 SECTION IN A NORTHEASTERLY DIRECTION 827’ MEASURED ALONG SAID CENTER LINE

SURFACE TO 17,230’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129391-015	OK	WASHITA	MAYNARD, THOMAS D	CHESAPEAKE EXPLORATION LLC	1/20/2009	1130	464	I-2009-000972	011N	017W	0029

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 29: NW/4 L/E 2 TRACTS OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 100’ WIDE, THE SAME TO EXTEND A UNIFORM WIDTH OF 50’ ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 & A STRIP OF LAND ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 AS ADDITIONAL RIGHT-OF-WAY AS FOLLOWS: AN ADDITIONAL WIDTH OF 25’ ON EACH SIDE OF THE 100’ WIDE RIGHT-OF-WAY HERETO FOR CONVEYED, EXTENDING FROM THE W LINE OF SAID 1/4 SECTION IN A NORTHEASTERLY DIRECTION 827’ MEASURED ALONG SAID CENTER LINE

SURFACE TO 17,230’

OK9270260-000	OK	WASHITA	KEIL, JEAN D	CHESAPEAKE EXPLORATION LLC	1/20/2009	1130	473	I-2009-000975	011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: SE/4 SURFACE TO 17,230’
OK9270274-000	OK	WASHITA	BORCHERS, PAUL LIVING TRUST ET AL	MAVERICK CORPORATION	2/17/2009	1131	537		011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: SW/4 SURFACE TO 17,230’
OK9270274-001	OK	WASHITA	SAWATZKY, WANITA LIFE ESTATE	TODCO PROPERTIES, INC	2/4/2009	1134	430		011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NE/4
OK9270274-002	OK	WASHITA	SAWATZKY, JACK AND KAREN	TODCO PROPERTIES, INC	2/4/2009	1134	433		011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NE/4
OK9270274-003	OK	WASHITA	SAWATZKY, RANDY AND CANDICE	TODCO PROPERTIES, INC	2/4/2009	1134	436		011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NE/4
OK9270274-004	OK	WASHITA	GROSZ, FRED A & KARLENE S LIVING TR	TODCO PROPERTIES, INC	2/4/2009	1134	439		011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NE/4
OK3200077-001	OK	WASHITA	WILLIAMSON, BARBARA DARLENE A/ K/A DARLENE	CHESAPEAKE EXPLORATION LP	7/21/2006	1045	808	I-2006-007441	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK3200077-002	OK	WASHITA	ALLEN, WENDELL A/ K/A WENDELL ETHAN ALLEN	CHESAPEAKE EXPLORATION LP	7/27/2006	1047	106	I-2006-007955	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK3200077-003	OK	WASHITA	MEIER, DESSIE	CHESAPEAKE EXPLORATION LP	7/27/2006	1046	563	I-2006-007762	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK3200077-004	OK	WASHITA	DAVIS, ELNORA JANE A/K/A JANIE DAVIS	CHESAPEAKE EXPLORATION LP	7/27/2006	1047	125	I-2006-007962	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK3200077-005	OK	WASHITA	CALVERT, VICKIE KATHLEEN, A/K/A VICKIE CALVERT	CHESAPEAKE EXPLORATION LP	7/27/2006	1047	493	I-2006-008103	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK3200116-001	OK	WASHITA	CUMINGS, D A REVOCABLE TRUST 1997	CHESAPEAKE EXPLORATION LLC	9/7/2007	1087	336	I-2007-011101	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 1, 2, E/2 NW/4, A/D/A NW/4
OK3200116-002	OK	WASHITA	SITZMAN, GLENN L	CHESAPEAKE EXPLORATION LLC	9/7/2007	1087	340	I-2007-011103	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 1,2, E/2 NW/4 (A/D/A NW/4)
OK3200116-003	OK	WASHITA	GREENWELL, OPAL M	CHESAPEAKE EXPLORATION LLC	9/7/2007	1086	990	I-2007-010970	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 1 & 2 & E/2 NW/4, ADA NW/4
OK3200116-004	OK	WASHITA	SITZMAN JR, CARL J	CHESAPEAKE EXPLORATION LLC	9/7/2007	1088	150	I-2007-011407	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 1-2, E/2 NW/4, ADA NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200117-001	OK	WASHITA	HAWTHORNE, RAE DEANE	CHESAPEAKE EXPLORATION LLC	9/12/2007	1087	314	I-2007-011092	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3, 4, SW/4, A/D/A WEST 63.68 AC OF SW/4
OK3200117-002	OK	WASHITA	HUGHES, JUBIE F/K/A JUBIE PRICE	CHESAPEAKE EXPLORATION LLC	9/10/2007	1087	338	I-2007-011102	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3, 4, (A/D/A W 63.68 ACRES OF SW/4)
OK3200117-003	OK	WASHITA	HUGHES, SCHERRIE	CHESAPEAKE EXPLORATION LLC	9/12/2007	1088	97	I-2007-011392	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3, 4 OF SW/4 (A/D/A W 63.68 ACRES OF SW/4)
OK3200117-004	OK	WASHITA	GILLY, GIL E & PANSY	CHESAPEAKE EXPLORATION LLC	9/10/2007	1088	868	I-2007-011650	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3-4 ADA W 63.68 AC OF SW/4
OK3200117-005	OK	WASHITA	REYNOLDS, MICHELLE	CHESAPEAKE EXPLORATION LLC	9/12/2007	1088	874	I-2007-011653	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3-4, ADA W 63.68 OF SW/4
OK3200117-006	OK	WASHITA	MASIERS, CHRISTINA	CHESAPEAKE EXPLORATION LLC	9/12/2007	1089	554	I-2007-011921	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3-4, ADA W 63.68 OF SW/4
OK3200117-007	OK	WASHITA	MEDINA, REBECCA	CHESAPEAKE EXPLORATION LLC	9/12/2007	1091	20	I-2007-012480	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3,4, (ADA W 63.68 AC OF SW/4)
OK3200666-000	OK	WASHITA	LABAHN, BETTY JO LIVING TR, BETTY JO LABAHN, TRST	CHESAPEAKE EXPLORATION LLC	9/7/2007	1085	66	I-2007-010323	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: E 90 ACRES OF SW/4
OK3200667-001	OK	WASHITA	OCC #569104/CD #200901983	COI-CELLC	7/16/2009				011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: ALL LTD TO MISSOURIAN & DES MOINES
OK3210048-001	OK	WASHITA	WOLF, HARRY D A/ K/A HARRY DUANE & MARVA JO	CHESAPEAKE EXPLORATION LLC	8/10/2006	1049	174	I-2006-006722	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK3210049-001	OK	WASHITA	ALLEN, ANTHONY DWIGHT A/K/ A TONY	CHESAPEAKE EXPLORATION LLC	8/8/2006	1048	94	I-2006-008319	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK9270261-000	OK	WASHITA	KEIL, JEAN D	CHESAPEAKE EXPLORATION LLC	1/20/2009	1130	479	I-2009-000977	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: NE/4 SURFACE TO DES MOINES FM (17,415.50’)
OK3200472-001	OK	WASHITA	MEIER, BOBBY LYNN	CHESAPEAKE EXPLORATION LP	3/22/2007	1068	783	I-2007-004504	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 1,2, E/2 NE/4
OK3200472-002	OK	WASHITA	LOPER, LOUISE ANN	CHESAPEAKE EXPLORATION LP	3/22/2007	1068	785	I-2007-004505	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOT 1, LOT 2, E/2 NE/4
OK3200472-003	OK	WASHITA	MEIER, DESSIE	CHESAPEAKE EXPLORATION LP	3/22/2007	1068	781	I-2007-004503	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOT 1, LOT 2, E/2 NE/4
OK3200472-004	OK	WASHITA	ROWE, PATRICIA M	CHESAPEAKE EXPLORATION LP	3/22/2007	1069	496	I-2007-004777	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOT 1, LOT 2, E/2 NE/4
OK3200472-005	OK	WASHITA	MEIER, CECIL MONTELL	CHESAPEAKE EXPLORATION LP	3/22/2007	1070	745	I-2007-005215	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 1, 2, E/2 NE/4
OK3200655-001	OK	WASHITA	HOEPFNER, MICHAEL	CHESAPEAKE EXPLORATION LLC	8/27/2007	1084	461	I-2007-010103	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: W/2 NE/4, E 76.62 AC OF E/2 NW/4 LTD TO 16,529’
OK3200655-002	OK	WASHITA	SLIWOSKI, JOAN B	CHESAPEAKE EXPLORATION LLC	8/28/2007	1085	68	I-2007-010324	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 3,4, E/2 SW/4 LESS .35 AC FOR PUBLIC ROAD
OK3200655-003	OK	WASHITA	EMPIE, JUDITH E	CHESAPEAKE EXPLORATION LLC	8/28/2007	1086	294	I-2007-010715	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOT 3, LOT 4, E/2 SW/4 LESS .35 AC FOR PUBLIC ROAD

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200655-004	OK	WASHITA	REUBER, JAMES LOUIS	CHESAPEAKE EXPLORATION LLC	8/28/2007	1086	299	I-2007-010717	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 3,4, E/2 SW/4 LESS .35 FOR PUBLIC ROAD
OK3200655-005	OK	WASHITA	PLEASANT INVESTMENTS LP	CHESAPEAKE EXPLORATION LLC	8/28/2007	1085	44	I-2007-010315	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 3,4, E/2 SW/4 LESS .35 AC FOR PUBLIC ROAD
OK3200655-006	OK	WASHITA	REUBER, RUBY M REV LIV TR DTD 9/29/93, RUBY M REUBER TRST	CHESAPEAKE EXPLORATION LLC	8/28/2007	1085	55	I-2007-010319	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 3, 4, E/2 SW/4, (LESS .35 AC FOR PUBLIC ROAD)
OK3200655-007	OK	WASHITA	REUBER, STANLEY K	CHESAPEAKE EXPLORATION LLC	8/28/2007	1085	52	I-2007-010318	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 3, 4, E/2 SW/4 LESS .35 AC FOR PUBLIC ROAD LTD TO 16,529’
OK3200655-008	OK	WASHITA	DUE, MAXINE	CHESAPEAKE EXPLORATION LLC	10/8/2007	1090	463	I-2007-012270	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 3, 4, E/2 SW/4 LESS 0.35 AC FOR PUBLIC ROAD LTD TO 16,529’
OK3200667-000	OK	WASHITA	CHESAPEAKE ROYALTY, LLC	CHESAPEAKE EXPLORATION LLC	4/17/2008	1106	316	I-2008-004233	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOT 3 (35.78 ACRES) & LOT 4 (35.26 ACRES) & THE E/2 SW/4, LESS 0.35 ACRES FOR A PUBLIC ROADWAY LTD TO 16529’
OK3200671-001	OK	WASHITA	BENSON, MARGERY KAREN	CHESAPEAKE EXPLORATION LLC	8/24/2007	1085	11	I-2007-010302	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: W/2 NE/4, E 76.62 ACRES OF E/2 NW/4 LTD TO 16,529’
OK3200684-001	OK	WASHITA	RAASCH, JAMES	CHESAPEAKE EXPLORATION LLC	10/1/2007	1085	40	I-2007-010313	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: 3.38 ACRES ALONG THE WEST SIDE OF E/2 NW/4
OK3200684-002	OK	WASHITA	WEBER, SUSAN	CHESAPEAKE EXPLORATION LLC	10/8/2007	1086	305	I-2007-010720	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: 3.38 AC ALONG W/SIDE E/2 NW/4
OK3200684-003	OK	WASHITA	TALLEY, PATRICIA	CHESAPEAKE EXPLORATION LLC	10/8/2007	1086	982	I-2007-010966	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: 3.38 AC ALONG W/SIDE E/2 NW/4
OK3200684-004	OK	WASHITA	RAASCH, JR, THOMAS A & VELMA H, TRUST	CHESAPEAKE EXPLORATION LLC	10/1/2007	1089	761	I-2007-012002	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: 3.38 ACRES ALONG W SIDE OF E/2 NW/4
OK3200684-005	OK	WASHITA	RAASCH, DEBORAH	CHESAPEAKE EXPLORATION LLC	10/8/2007	1088	176	I-2007-011417	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: 3.38 ACRES ALONG THE W SIDE OF E/2 NW/4
OK9270020-001	OK	WASHITA	WALLERSTEDT, SCOTT EUGENE	CHESAPEAKE EXPLORATION LLC	10/11/2007	1091	874	I-2007-012642	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: SE/4
OK9270020-002	OK	WASHITA	WALLERSTEDT, ROBERT WILLIAM	CHESAPEAKE EXPLORATION LLC	10/11/2007	1091	872	I-2007-012641	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: SE/4
OK9270020-003	OK	WASHITA	OCC# 547449/CD#200707118	CHESAPEAKE EXPLORATION LLC	12/6/2007				011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: ALL LTD TO VIRGILIAN, MISSOURIAN & DES MOINES COMMON SOURCES OF SUPPLY
OK3200104-001	OK	WASHITA	MEKUSUKEY OIL COMPANY LLC	CHESAPEAKE EXPLORATION LLC	9/7/2007	1082	40	I-2007-009236	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: SW/4
OK3200104-002	OK	WASHITA	HAMM JR, FLOYD D	CHESAPEAKE EXPLORATION LLC	10/18/2007	1093	908	I-2007-013342	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200104-003	OK	WASHITA	STAFFORD, LESTER, A/K/A LESTER V STAFFORD	CHESAPEAKE EXPLORATION LLC	11/1/2007	1093	902	I-2007-013340	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: SW/4 LTD TO 100’ BELOW S. E. DES MOINES GRANITE WASH FM (17,093’)
OK3200104-004	OK	WASHITA	IGO, TERRY	DAVID S THOMPSON & ASSOCIATES	6/21/2007	1075	372	I-2007-006825	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: SW/4
OK3200104-005	OK	WASHITA	ASARCO OIL & GAS COMPANY, INC.	CHESAPEAKE EXPLORATION LLC	9/16/2010	1183	980	I-2010-008985	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: SW/4
OK3200123-003	OK	WASHITA	JANZEN, ALLEN LIVING TRUST DATED 12/9/93	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	985	I-2008-001379	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACS OF SE/4 LTD TO 100’ BELOW S.E. DES MOINES GRANITE WASH (17,093’)
OK3200123-004	OK	WASHITA	JANZEN, ELIZABETH SUZANNE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	988	I-2008-001380	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACS OF SE/4 LTD TO 100’ BELOW S.E. DES MOINES GRANITE WASH (17,093’)
OK3200123-005	OK	WASHITA	CAILLE, JANET	CHESAPEAKE EXPLORATION LLC	12/3/2007	1098	32	I-2008-001409	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACS OF SE/4 LTD TO 100’ BELOW S.E. DES MOINES GRANITE WASH (17,093’)
OK3200123-006	OK	WASHITA	BARTEL, VICKI SUE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1098	12	I-2008-001402	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACRES OF SE/4 LTD TO 100’ BELOW S.E. DES MOINES GRANITE WASH (17,093’)
OK3200123-007	OK	WASHITA	ORTHWEIN, RICHARD J REV TRUST, RICHARD J ORTHWEIN, TRUSTEE	CHESAPEAKE EXPLORATION LLC	12/17/2007	1100	930	I-2008-002258	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: E 60 AC OF SE/4 LTD TO 100’ BELOW S.E. DES MOINES GRANITE WASH (17,093’)
OK3200123-008	OK	WASHITA	BROOKS, MICHAEL A REV LIVING TRUST DTD 7/15/2004	CHESAPEAKE EXPLORATION LLC	5/23/2008	1109	159	I-2008-005324	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACRES OF SE/4
OK3200123-009	OK	WASHITA	BROOKS, OLIDINE REV LIVING TRUST DTD 7/16/2004	CHESAPEAKE EXPLORATION LLC	5/23/2008	1109	161	I-2008-005325	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACRES OF SE/4
OK3200123-010	OK	WASHITA	VOGT FAMILY LIVING TRUST DTD 3/15/1993	CHESAPEAKE EXPLORATION LLC	5/9/2008	1107	565	I-2008-004728	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACRES OF SE/4
OK3200123-011	OK	WASHITA	WALTERS, EDITH	CHESAPEAKE EXPLORATION LLC	4/12/2010	1172	992	I-2010-005372	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: E 60 AC OF SE/4
OK3200123-012	OK	WASHITA	LINDSTROM, PEARL	CHESAPEAKE EXPLORATION LLC	4/14/2010	1172	1009	I-2010-005378	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: E 60 AC OF SE/4
OK3200123-013	OK	WASHITA	CADDELL, DAY NELL WILLIAMS	CHESAPEAKE EXPLORATION LLC	8/3/2010	1179	387	I-2010-007504	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACRES OF SE/4
OK3200123-014	OK	WASHITA	WILLIAMS, JERRY A/K/A JERRY L WILLIAMS	CHESAPEAKE EXPLORATION LLC	8/3/2010	1179	383	I-2010-007502	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACRES OF THE SE/4
OK3200123-015	OK	WASHITA	WILLIAMS, RONNIE A/K/A RONNIE G WILLIAMS	CHESAPEAKE EXPLORATION LLC	8/3/2010	1179	385	I-2010-007503	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: THE EAST 60 ACRES OF THE SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200123-016	OK	WASHITA	OCC #578816/CD #201003415	COI/CELLC	9/22/2010				011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: ALL LIMITED TO VIRGILIAN, MISSOURIAN & DES MOINES SEPARATE COMMON SOURCES OF SUPPLY
OK3200124-001	OK	WASHITA	BRAUKUS, KATHRYN	CHESAPEAKE EXPLORATION LLC	10/10/2007	1088	166	I-2007-011413	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: N/2 NE/4
OK3200125-000	OK	WASHITA	MCCLURE, VALINDA	CHESAPEAKE EXPLORATION LLC	10/12/2007	1088	169	I-2007-011414	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: S/2 NE/4
OK9270023-001	OK	WASHITA	BARTON, WILLIAM R	CHESAPEAKE EXPLORATION LLC	10/30/2007	1093	917	I-2007-013345	011N	017W	0032

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 32: NW/4 LESS AND EXCEPT A TRACT OF LAND CONTAINING 10 ACRES IN THE FORM OF A SQUARE IN THE NE CORNER OF THE NW/4

SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH (17,093’)

OK9270023-002	OK	WASHITA	VERDE VISTA ENERGY CO	CHESAPEAKE EXPLORATION LLC	10/30/2007	1093	885	I-2007-013336	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: NW/4 L/E A TRACT CONTAINING 10 ACS IN FORM OF SQUARE IN NE/C NW/4 SURF TO 100’ BLW S.E. OF DES MOINES GRANITE WASH (17,093’)
OK9270023-003	OK	WASHITA	WEBB, DAWN E	CHESAPEAKE EXPLORATION LLC	10/30/2007	1095	202	I-2008-000411	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: NW/4 L/E A TRACT CONTAINING 10 ACS IN FORM OF SQUARE IN NE/C NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH (17,093’)
OK9270023-004	OK	WASHITA	MANZ, TERRY K	CHESAPEAKE EXPLORATION LLC	10/30/2007	1094	789	I-2008-000265	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: NW/4 L/E A TRACT CONTAINING 10 ACS IN FORM OF SQUARE IN NE/C NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH (17,093’)
OK9270023-005	OK	WASHITA	PLAYA PETROLEUM, INC, WILLIAM R BARTON, PRESIDENT	CHESAPEAKE EXPLORATION LLC	10/30/2007	1093	914	I-2007-013344	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: NW/4 LESS & EXCEPT A TRACT CONTAINING 10 ACS IN FORM OF A SQUARE IN NE/C NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH (17,093’)
OK9270023-006	OK	WASHITA	SCHMIDT, MAMIE	DAVID S THOMPSON & ASSOCIATES	7/31/2007	1081	932	I-2007-009177	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270001-000	OK	WASHITA	BUFFING, BRET	CHESAPEAKE EXPLORATION LLC	10/22/2007	1090	460	I-2007-012269	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: E/2 SE/4, LESS 3 ACRES DEEDED TO THE BOARD OF COMMISSIONERS OF WASHITA COUNTY, A TRACT OF LAND DESCRIBED AS BEGINNING AT A POINT 33’ W OF NE/C OF E/2 SE/4, THENCE W 285.2’, THENCE S 85°10’ E 50’, THENCE S 70°20’ E 100’, THENCE S 51°10’ E 100’, THENCE S 30°50’ E 100’, THENCE S 11°10’ E 100’, THENCE N 285.2’ TO POB

SURFACE TO 17,475’

OK9270029-000	OK	WASHITA	EVANGELIST LUTHERAN FRIEDENS GERNIEDE , A CORPORATION	CHESAPEAKE EXPLORATION LLC	10/31/2007	1093	888	I-2007-013337	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: PART NE/4 BEGINNING AT NE/C NE/4, THENCE S ON E LINE 32 RODS, THENCE W 10 RODS, THENCE N 32 RODS, THENCE E TO POB SURFACE TO 17,475’
OK9270047-001	OK	WASHITA	JANZEN, ALLEN LIVING TRUST DTD 12/9/93	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	977	I-2008-001376	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: A TRACT OF LAND COVERING PART OF NE/4 DESCRIBED AS: BEGINNING AT A POINT 660’ E OF THE CENTER OF SEC 34; THENCE N 21°24’ E 550’; THENCE N 60°20’ E 910’; THENCE N 39°48’ W 465’; THENCE N 870’ TO THE N BOUNDARY LINE OF SEC 34; THENCE E TO A POINT 10 RODS W OF THE NE/C OF SEC 34; THENCE S 32 RODS; THENCE E 10 RODS TO THE E LINE OF SEC 34; THENCE S TO THE SE/C OF NE/4; THENCE W TO POB - LESS 3.82 ACRES DEEDED TO COUNTY FOR A ROAD AND LESS 2 ACRES DEEDED TO THE LUTHERAN CHURCH AND LESS 1.10 ACRES IN THE SE/C NE/4

SURFACE TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH (17,475’)

OK9270047-002	OK	WASHITA	JANZEN, ELIZABETH SUZANNE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	991	I-2008-001381	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: A TRACT OF LAND COVERING PART OF NE/4 DESCRIBED AS: BEGINNING AT A POINT 660’ E OF THE CENTER OF SEC 34; THENCE N 21°24’ E 550’; THENCE N 60°20’ E 910’; THENCE N 39°48’ W 465’; THENCE N 870’ TO THE N BOUNDARY LINE OF SEC 34; THENCE E TO A POINT 10 RODS W OF THE NE/C OF SEC 34; THENCE S 32 RODS; THENCE E 10 RODS TO THE E LINE OF SEC 34; THENCE S TO THE SE/C OF NE/4; THENCE W TO POB - LESS 3.82 ACRES DEEDED TO COUNTY FOR A ROAD AND LESS 2 ACRES DEEDED TO THE LUTHERAN CHURCH AND LESS 1.10 ACRES IN THE SE/C NE/4

SURFACE TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH (17,475’)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270047-003	OK	WASHITA	CAILLE, JANET	CHESAPEAKE EXPLORATION LLC	12/3/2007	1098	27	I-2008-001407	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: A TRACT OF LAND COVERING PART OF NE/4 DESCRIBED AS: BEGINNING AT A POINT 660’ E OF THE CENTER OF SEC 34; THENCE N 21°24’ E 550’; THENCE N 60°20’ E 910’; THENCE N 39°48’ W 465’; THENCE N 870’ TO THE N BOUNDARY LINE OF SEC 34; THENCE E TO A POINT 10 RODS W OF THE NE/C OF SEC 34; THENCE S 32 RODS; THENCE E 10 RODS TO THE E LINE OF SEC 34; THENCE S TO THE SE/C OF NE/4; THENCE W TO POB - LESS 3.82 ACRES DEEDED TO COUNTY FOR A ROAD AND LESS 2 ACRES DEEDED TO THE LUTHERAN CHURCH AND LESS 1.10 ACRES IN THE SE/C NE/4

SURFACE TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH (17,475’)

OK9270047-004	OK	WASHITA	BARTEL, VICKI SUE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1098	6	I-2008-001400	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: A TRACT OF LAND COVERING PART OF NE/4 DESCRIBED AS: BEGINNING AT A POINT 660’ E OF THE CENTER OF SEC 34; THENCE N 21°24’ E 550’; THENCE N 60°20’ E 910’; THENCE N 39°48’ W 465’; THENCE N 870’ TO THE N BOUNDARY LINE OF SEC 34; THENCE E TO A POINT 10 RODS W OF THE NE/C OF SEC 34; THENCE S 32 RODS; THENCE E 10 RODS TO THE E LINE OF SEC 34; THENCE S TO THE SE/C OF NE/4; THENCE W TO POB - LESS 3.82 ACRES DEEDED TO COUNTY FOR A ROAD AND LESS 2 ACRES DEEDED TO THE LUTHERAN CHURCH AND LESS 1.10 ACRES IN THE SE/C NE/4

SURFACE TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH (17,475’)

OK9270087-000	OK	WASHITA	SMITH, GLEN DALE & LANELL	CHESAPEAKE EXPLORATION LLC	12/17/2008	1130	55	I-2009-000835	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: ALL OF BLOCK 1 AND ALL OF BLOCK 2 IN THE TOWN OF BESSIE
OK9270089-000	OK	WASHITA	PRICE, TERRY P & PATRICIA M	CHESAPEAKE EXPLORATION LLC	5/25/2009	1141	1028	I-2009-005014	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-9, BLOCK 50, LOTS 10-12, BLOCK 51, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270090-000	OK	WASHITA	FRANKLIN, PAULA SUE	CHESAPEAKE EXPLORATION LLC	6/17/2009	1141	736	I-2009-004906	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 20-24, BLOCK 57, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270093-000	OK	WASHITA	DUKE, JIMMY L	CHESAPEAKE EXPLORATION LLC	8/11/2009	1146	391	1-2009-006342	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 14 - 16 OF BLOCK 29 IN TOWN OF BESSIE
OK9270094-000	OK	WASHITA	IGO, TERRY & DIANE	CHESAPEAKE EXPLORATION LLC	8/11/2009	1146	393	1-2009-006343	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 25 - 32 BLOCK 91 IN THE TOWN OF BESSIE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270096-000	OK	WASHITA	RATKE, MICHAEL D & DONNA	CHESAPEAKE EXPLORATION,LLC	7/31/2009	1144	889	1-2009-005905	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13, 14, & 15 OF BLOCK 55
OK9270097-001	OK	WASHITA	ERNST, MARK	CHESAPEAKE EXPLORATION LLC	7/29/2009	1144	892	I-2009-005906	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: BLOCK 4, LOTS 1-5, 7-24 OF BLOCK 5, BLOCKS 6-8, LOTS 1-21, 23 & 24 OF BLOCK 9, LOTS 6-19 OF BLOCK 10, LOTS 1-18, 20-24 OF BLOCK 11, BLOCKS 18, 19, LOTS 1-9, 11-17, 19-24 OF BLOCK 20, BLOCKS 21-23, LOTS 1-21 OF BLOCK 24, BLOCK 25, LOT 6 OF BLOCK 5, LOT 22 OF BLOCK 9, LOT 19 OF BLOCK 11, LOTS 10, 18 OF BLOCK 20, LOTS 5, 6 & 9 OF BLOCK 51, E/2 LOTS 13-15 OF BLOCK 44, LOTS 7, 8 OF BLOCK 51, LOTS 1-4, 17-24 OF BLOCK 51, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270097-002	OK	WASHITA	ERNST, DANNY	CHESAPEAKE EXPLORATION LLC	7/29/2009	1144	895	I-2009-005907	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: BLOCK 4, LOTS 1-5, 7-24 OF BLOCK 5, BLOCKS 6-8, LOTS 1-21, 23 & 24 OF BLOCK 9, LOTS 6-19 OF BLOCK 10, LOTS 1-18, 20-24 OF BLOCK 11, BLOCKS 18, 19, LOTS 1-9, 11-17, 19-24 OF BLOCK 20, BLOCKS 21-23, LOTS 1-21 OF BLOCK 24, BLOCK 25, LOT 6 OF BLOCK 5, LOT 22 OF BLOCK 9, LOT 19 OF BLOCK 11, LOTS 10, 18 OF BLOCK 20, LOTS 5, 6 & 9 OF BLOCK 51, LOTS 22-24 OF BLOCK 24, LOTS 13-24 OF BLOCK 52, E/2 LOTS 13-15 OF BLOCK 44, LOTS 7, 8 OF BLOCK 51, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270098-001	OK	WASHITA	WILLIAMSON, HUGH R & VERA	CHESAPEAKE EXPLORATION LLC	5/11/2009	1141	713	I-2009-004897	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24, BLOCK 40, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270098-002	OK	WASHITA	KLEMME, ROBERT	CHESAPEAKE EXPLORATION LLC	9/29/2009	1151	831	I-2009-008214	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 19 - 24 OF BLOCK 40 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS AND APPURTENANCES ADJACENT THERETO

OK9270098-003	OK	WASHITA	WILLIAMSON, EDWIN L	CHESAPEAKE EXPLORATION LLC	9/14/2009	1153	339	I-2009-008601	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 19-24 OF BLOCK 40 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPPURTENANCES ADJACENT THERETO

OK9270098-004	OK	WASHITA	KLEMME, MICHAEL LYNN	CHESAPEAKE EXPLORATION LLC	11/2/2009	1154	164	I-2009-008920	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24 OF BLOCK 40 IN TOWN OF BESSIE
OK9270099-000	OK	WASHITA	LEWALLEN, DANNY L & DONNA GAIL	CHESAPEAKE EXPLORATION LLC	5/4/2009	1141	725	I-2009-004902	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 10, 11 & 12, BLOCK 55, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270103-001	OK	WASHITA	BORCHERS, BETTY LIVING TRUST, BETTY BORCHERS, TRST	CHESAPEAKE EXPLORATION LLC	1/24/2008	1100	909	I-2008-002249	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: W/2 SE/4 LESS A TRACT OF LAND DESCRIBED AS BEGINNING AT THE NW/C OF SE/4, THENCE E ALONG THE N LINE 942’, THENCE DUE S 2640’ TO A POINT ON THE S LINE OF SAID QUARTER SECTION, THENCE W ALONG THE S LINE OF SAID QUARTER SECTION 942’ TO THE SW/C, THENCE N ALONG THE W LINE 2640’ TO THE POB

SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM (17,475’)

OK9270103-002	OK	WASHITA	BORCHERS, PAUL LIVING TRUST, PAUL BORCHERS, TRST	CHESAPEAKE EXPLORATION LLC	1/24/2008	1100	903	I-2008-002247	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: W/2 SE/4 LESS A TRACT OF LAND DESCRIBED AS BEGINNING AT THE NW/C OF SE/4, THENCE E ALONG THE N LINE 942’, THENCE DUE S 2640’ TO A POINT ON THE S LINE OF SAID QUARTER SECTION, THENCE W ALONG THE S LINE OF SAID QUARTER SECTION 942’ TO THE SW/C, THENCE N ALONG THE W LINE 2640’ TO THE POB

SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM (17,475’)

OK9270103-003	OK	WASHITA	LANTZ, WILMA C TRUST, WILMA C LANTZ, TRUSTEE	CHESAPEAKE EXPLORATION LLC	2/12/2008	1201	48	I-2011-003891	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: W/2 SE/4 LESS A TRACT OF LAND DESCRIBED AS: BEG AT NW/C SE/4, THENCE E ALONG THE N LINE 942’, THENCE DUE S 2640’ TO A POINT ON THE S LINE OF SAID QUARTER SECTION, THENCE W ALONG THE S LINE OF SAID QUARTER SECTION 942’ TO SW/C, THENCE N ALONG THE W LINE 2640’ TO POB. SURFACE TO DES MOINES GRANITE WASH FM (17,475’)

OK9270215-000	OK	WASHITA	LITTKE, PATRICIA	CHESAPEAKE EXPLORATION LLC	7/2/2008	1117	484	I-2008-008266	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 10-12 OF BLOCK 3, LOTS 1-2 OF BLOCK 12 IN THE TOWN OF BESSIE SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM
OK9270226-001	OK	WASHITA	HAMM FAMILY TRUST DATED 10/2004	CHESAPEAKE EXPLORATION LLC	9/8/2008	1121	583	I-2008-009994	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: ALL OF BLOCKS 70, 71, 72, 73, 74, 81, 82, 83, 84, 85 IN THE TOWN OF BESSIE, OKLAHOMA
OK9270258-001	OK	WASHITA	BOSE, MARJORIE	CHESAPEAKE EXPLORATION LLC	1/12/2009	1132	445	I-2009-001590	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1-24 OF BLOCK 34 AND LOTS 1-18 OF BLOCK 35 AND LOTS 1-18 OF BLOCK 36 AND LOTS 1-24 OF BLOCK 37 AND LOTS 13-18 OF BLOCK 48 AND LOTS 1,2 AND 4-12 OF BLOCK 48 AND LOTS 1-9 OF BLOCK 49 ALL IN THE TOWN OF BESSIE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270258-002	OK	WASHITA	BOSE, ROBERT E	CHESAPEAKE EXPLORATION LLC	1/12/2009	1132	61	I-2009-001468	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1-24 OF BLOCK 34 AND LOTS 1-18 OF BLOCK 35 AND LOTS 1-18 OF BLOCK 36 AND LOTS 1-24 OF BLOCK 37 AND LOTS 13-18 OF BLOCK 40 AND LOTS 1, 2 AND 4-12 OF BLOCK 48 AND LOTS 1-9 OF BLOCK 49 ALL IN THE TOWN OF BESSIE

OK9270258-003	OK	WASHITA	MESSICK, CLARENCE & DOLORES MUTUAL LIV T	CHESAPEAKE EXPLORATION LLC	1/12/2009	1132	63	I-2009-001469	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1-24 OF BLOCK 34 AND LOTS 1-18 OF BLOCK35 AND LOTS 1-18 OF BLOCK 36 AND LOTS 1-24 OF BLOCK 37 AND LOTS 13-18 OF BLOCK 40 AND LOTS 1,2 AND 4-12 OF BLOCK 48 AND LOTS 1-9 OF BLOCK 49 ALL IN THE TOWN OF BÉSSIE

OK9270258-004	OK	WASHITA	BAKER, YVONNE M	CHESAPEAKE EXPLORATION LLC	1/12/2009	1133	645	I-2009-002031	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1-24 OF BLK 34 & LOTS 1-18 OF BLK 35 & LOTS 1-18 OF BLK 36 & LOTS 1-24 OF BLK 37 & LOTS 13-18 OF BLK 40 & LOTS 1, 2 & 4-12 OF BLK 48 & LOTS 1-9 OF BLK 49 ALL IN THE TOWN OF BESSIE

OK9270258-005	OK	WASHITA	BOSE, JAMES E	CHESAPEAKE EXPLORATION LLC	1/12/2009	1133	641	I-2009-002029	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1-24 OF BLK 34 & LOTS 1-18 OF BLK 35 & LOTS 1-18 OF BLK 36 & LOTS 1-24 OF BLK 37 & LOTS 13-18 OF BLK 40 & LOTS 1, 2 & 4-12 OF BLK 48 & LOTS 1-9 OF BLK 49 ALL IN THE TOWN OF BESSIE

OK9270258-006	OK	WASHITA	STREEB, LUCILLE M	CHESAPEAKE EXPLORATION LLC	1/12/2009	1133	643	I-2009-002030	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1-24 OF BLK 34 & LOTS 1-18 OF BLK 35 & LOTS 1-18 OF BLK 36 & LOTS 1-24 OF BLK 37 & LOTS 13-18 OF BLK 40 & LOTS 1, 2 & 4-12 OF BLK 48 & LOTS 1-9 OF BLK 49 ALL IN THE TOWN OF BESSIE

OK9270259-000	OK	WASHITA	PETERS, EDMUND A & MARY A	CHESAPEAKE EXPLORATION LLC	1/9/2009	1132	65	I-2009-001470	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: BLOCKS 58, 59 LESS THE NORTH 50’ OF LOTS 8, 9 IN BLOCK 59, AND BLOCKS 60, 61, 67-69, IN THE TOWN OF BESSIE, OKLAHOMA.
OK9270277-000	OK	WASHITA	GORSHING, GARY W	CHESAPEAKE EXPLORATION LLC	5/4/2009	1139	567	12009004238	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-3, BLOCK 47, TOWN OF BESSIE, INCLUDING ALL ROADS, STREETS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO
OK9270278-000	OK	WASHITA	SCHIMMEL, GILBERT L & VERA E REVOCABLE TRUST DTD 03/21/02	CHESAPEAKE EXPLORATION LLC	5/7/2009	1140	218	12009004445	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-24, BLOCK 56, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO
OK9270279-001	OK	WASHITA	HIXON, JAMES	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	570	12009004239	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 23-24, BLOCK 45, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO
OK9270280-001	OK	WASHITA	RHODES, LARRY DEAN & NORMA L	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	572	12009004240	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 4-11, LOTS 13-20, BLOCK 47, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO
OK9270282-001	OK	WASHITA	DUDGEON, MARILYN KAY & JERRY K	CHESAPEAKE EXPLORATION LLC	5/6/2009	1139	278	12009003648	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13 - 24, BLOCK 27, TOWN OF BESSIE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270283-001	OK	WASHITA	COSSEY, CLYDE	CHESAPEAKE EXPLORATION LLC	5/7/2009	1139	276	12009003647	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOT 13 - 15, BLOCK 13, TOWN OF BESSIE
OK9270283-002	OK	WASHITA	COSSEY, DENVER & AUDREY ALINE	CHESAPEAKE EXPLORATION LLC	6/11/2009	1143	809	I-2009-005520	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13, 14, 15, BLOCK 13, TOWN OF BESSIE
OK9270284-000	OK	WASHITA	WISE, CHARLENE L	CHESAPEAKE EXPLORATION LLC	5/8/2009	1139	274	12009003646	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1 - 16, BLOCK 28, LOTS 1 - 16, BLOCK 15, LOTS 1 - 24, BLOCK 16, TOWN OF BESSIE
OK9270285-000	OK	WASHITA	HENDRICKS, BUDDY & PEGGY	CHESAPEAKE EXPLORATION LLC	5/6/2009	1139	282	12009003650	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 17 - 20, BLOCK 53, TOWN OF BESSIE
OK9270286-001	OK	WASHITA	KLEMME, PAUL K	CHESAPEAKE EXPLORATION LLC	5/11/2009	1139	284	12009003651	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24, BLOCK 40, LOTS 18-20, BLOCK 47, TOWN OF BESSIE
OK9270286-002	OK	WASHITA	ERNY, GLENDORA ANN	CHESAPEAKE EXPLORATION LLC	5/28/2009	1143	807	I-2009-005519	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19 - 24, BLOCK 40, LOTS 18 - 20, BLOCK 47, TOWN OF BESSIE
OK9270289-000	OK	WASHITA	COIL, LINDA G A/K/A LINDA GAYNELL COIL	CHESAPEAKE EXPLORATION LLC	5/19/2009	1141	730	I-2009-004904	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-18, BLOCK 46, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270290-000	OK	WASHITA	JONES, PRESLEY W & MILDRED I REVOCABLE TRUST DTD 12/17/2003	CHESAPEAKE EXPLORATION LLC	5/22/2009	1141	727	I-2009-004903	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-18, BLOCK 46, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270291-000	OK	WASHITA	DAWES, KENNY & LINDA	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	286	I-2009003652	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1 - 5, BLOCK 65, TOWN OF BESSIE
OK9270292-000	OK	WASHITA	MAUCK, JERRY & DEBORAH	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	288	I-2009-003653	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOT 22, BLOCK 31, LOTS 14, 15, 18, 20, BLOCK 32, TOWN OF BESSIE
OK9270293-000	OK	WASHITA	DICK, ELMER G	CHESAPEAKE EXPLORATION LLC	5/4/2009	1139	293	I-2009-003655	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 17 - 22, BLOCK 44, LOTS 10 - 12, BLOCK 46, LOTS 1 - 3, BLOCK 55, TOWN OF BESSIE
OK9270294-000	OK	WASHITA	TAYLOR, L D & KAREN	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	298	I-2009-003657	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOT 13, BLOCK 29 & W/2 OF LOTS 13 & 14, BLOCK 44, TOWN OF BESSIE
OK9270295-000	OK	WASHITA	MANNIS, TRELA C THOMPSON	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	300	I-2009-003658	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1 - 5 & 9 - 12, BLOCK 27, TOWN OF BESSIE
OK9270296-001	OK	WASHITA	STEPHENSON, FREDA A/K/A FRIEDA STEPHENSON	CHESAPEAKE EXPLORATION LLC	5/4/2009	1139	290	I-2009-003654	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 8, 10, 15 - 18, BLOCK 39, TOWN OF BESSIE
OK9270297-001	OK	WASHITA	LINGENFELTER, LU ELLA	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	296	I-2009-003656	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 6 - 12, LESS E 50’ OF LOTS 11 & 12, BLOCK 40, TOWN OF BESSIE
OK9270297-002	OK	WASHITA	BUFFING, LEE ROY & MALINDA	CHESAPEAKE EXPLORATION LLC	5/1/2009	1141	1026	I-2009-005013	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 6-12, LESS E 50’ OF LOTS 11 & 12, BLOCK 40, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270298-001	OK	WASHITA	BOSE, RANDAL S	CHESAPEAKE EXPLORATION LLC	5/18/2009	1141	1019	I-2009-005011 (CORRECTION)	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13 - 18, BLOCK 40, LOTS 10 - 12, BLOCK 57, LOTS 16 - 21, BLOCK 65, LOTS 1 - 9 & 16 - 24, BLOCK 66, TOWN OF BESSIE
OK9270298-002	OK	WASHITA	BOSE, DARREL W	CHESAPEAKE EXPLORATION LLC	5/18/2009	1141	1016	I-2009-005010	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 13-18, BLOCK 40, LOTS 10-12, BLOCK 57, LOTS 16-21, BLOCK 65, LOTS 1-9 & 16-24, BLOCK 66, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO

OK9270299-000	OK	WASHITA	LEWIS, ANNA MARIE	CHESAPEAKE EXPLORATION LLC	5/11/2009	1141	709	I-2009-004895	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST. SECTION 34: LOTS 1-5, BLOCK 40, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270300-001	OK	WASHITA	KLEMME JR, BEN	CHESAPEAKE EXPLORATION LLC	5/13/2009	1152	991	I-2009-008498	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24, BLOCK 40, LOTS 18-20, BLOCK 47, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270300-002	OK	WASHITA	AUSTIN, MARK	CHESAPEAKE EXPLORATION LLC	5/19/2009	1141	707	I-2009-004894	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: 19-24, BLOCK 40, LOTS 18-20, BLOCK 47, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270300-003	OK	WASHITA	KLEMME, DAVID & ELAINE	CHESAPEAKE EXPLORATION LLC	5/19/2009	1141	1031	I-2009-005015	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24, BLOCK 40, LOTS 18-20, BLOCK 47, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270301-000	OK	WASHITA	INTERNATIONAL BANK OF COMMERCE	CHESAPEAKE EXPLORATION LLC	5/28/2009	1141	715	I-2009-004898	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-18, BLOCK 64, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270301-001	OK	WASHITA	ASARCO OIL & GAS, INC	CHESAPEAKE EXPLORATION LLC	5/14/2009	1141	741	I-2009-004908	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: ALL OF BLOCKS 70-74, 81-85, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270301-002	OK	WASHITA	MORGAN, THOMAS A	CHESAPEAKE EXPLORATION LLC	5/13/2009	1152	993	I-2009-008499	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: ALL OF BLOCKS 70-74, 81-85, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270302-000	OK	WASHITA	DUDGEON, JOHNNY A/K/A JOHNNIE DUDGEON & BONNIE	CHESAPEAKE EXPLORATION LLC	5/1/2009	1141	723	I-2009-004901	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 22, 23 & 24, BLOCK 13, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270303-000	OK	WASHITA	EDIGER, MARJORIE	CHESAPEAKE EXPLORATION LLC	5/4/2009	1141	717	I-2009-004899	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19 - 24, BLOCK 55, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270304-000	OK	WASHITA	FIRST BAPTIST CHURCH OF CLINTON, INC	CHESAPEAKE EXPLORATION LLC	6/1/2009	1141	720	I-2009-004900	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOT 21 - 24, BLOCK 53, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270305-000	OK	WASHITA	HOLLIMAN, AGNES M REV LIV TR DTD 4/1/98, ET AL	CHESAPEAKE EXPLORATION LLC	5/11/2009	1141	1022	I-2009-005012	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-16, BLOCK 14, LOTS 1-6, BLOCK 32, LOTS 1-4, BLOCK 46, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO
OK9270306-000	OK	WASHITA	GRIFFITH, J L	CHESAPEAKE EXPLORATION LLC	5/1/2009	1143	527	I-2009-005422	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 10 & 11, BLOCK 49, TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270307-001	OK	WASHITA	CARTER, VERA	CHESAPEAKE EXPLORATION LLC	5/4/2009	1143	529	I-2009-005423	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOT 16, BLOCK 30, LOTS 13, 16, 17, 22-24, BLOCK 32, LOTS 19 & 21, BLOCK 32, LOTS 19-24, BLOCK 39, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO

OK9270308-000	OK	WASHITA	MCDANIEL, DAVID K	CHESAPEAKE EXPLORATION LLC	5/4/2009	1143	532	I-2009-005424	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-5, BLOCK 39, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270311-001	OK	WASHITA	MIRTZ, BENJAMIN & GWENDOLYN	CHESAPEAKE EXPLORATION LLC	7/23/2009	1143	811	I-2009-005521	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 20 - 24, BLOCK 27
OK9270311-002	OK	WASHITA	SANDERS, LEONA	CHESAPEAKE EXPLORATION LLC	7/25/2009	1143	815	I-2009-005523	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 20 - 24, BLOCK 27
OK9270312-001	OK	WASHITA	INTEMANN, RANDAL BRYAN	CHESAPEAKE EXPLORATION LLC	7/27/2009	1143	813	I-2009-005522	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 21 & 22 OF BLOCK 45, OF TOWN OF BESSIE, ACCORDING TO PLAT RECORDED THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO
OK9270313-000	OK	WASHITA	RATKE, PAUL D & JANE	CHESAPEAKE EXPLORATION LLC	7/2/2009	1143	794	I-2009-005515	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 16, 17, 18 IN TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, THERETO & APPURTENANCES THERETO.
OK9270314-000	OK	WASHITA	KEIL, JEAN D	CHESAPEAKE EXPLORATION, LLC	7/12/2009	1143	797	I-2009-005516	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13, 14, BLOCK 62, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, THERETO & APPURTANCES ADJACENT THERETO
OK9270315-001	OK	WASHITA	BONDY, WILMA	CHESAPEAKE EXPLORATION LLC	7/29/2009	1144	584	I-2009-005789	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOT 13-15 OF BLOCK 13, OF THE TOWN OF BESSIE, ACCORDING TO THE PLAT RECORDED THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270316-001	OK	WASHITA	RAY, DEBORAH & WILLIAM F	CHESAPEAKE EXPLORATION LLC	7/23/2009	1143	800	I-2009-00517	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: PART SE/4 DESCRIBED AS BEGINNING AT NE/C OF BLOCK 93 OF BESSIE TOWNSITE, THENCE 20’ TO W LINE OF ST. LOUIS - SAN FRANCISCO RR ROW, THENCE S 450’ ALONG W LINE OF ST. LOUIS - SAN FRANCISCO RR ROW, THENCE 2 20’, THENCE N 450’ ALONG E LINE OF BLOCK 93 OF BESSIE TOWNSIDE TO POB; LOTS 1 - 18, BLOCK 93, PLUS TRACT BEGINNING 30’ N OF SW/C OF SE/4, THENCE E 37.5’, THENCE N 200’, THENCE W 37.5’, THENCE S 200’ TO POB; LOTS 1 - 3, BLOCK 41, LOTS 1 - 4, BLOCK 42, LOTS 1 - 6, BLOCKS 76, 77, 78, LOTS 1 - 12, BLOCK 79, LOTS 7 -18, BLOCK 80, LOTS 1 - 24 & 33 - 36, BLOCK 91, LOTS 1 - 28 & 30 - 36, BLOCK 92, PART OF BLOCK 93 LYING IN SW/4 OF TOWN OF BESSIE; LOTS 4 - 6, BLOCK 41; LOTS 10 - 12, BLOCK 45; LOTS 13 - 18, BLOCK 45

OK9270317-000	OK	WASHITA	CARTER, DENNIS R & GERALD A NELSON	CHESAPEAKE EXPLORATION LLC	8/11/2009	1146	389	1-2009-006341	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 21 - 24 OF BLOCK 33 IN THE TOWN OF BESSIE
OK9270318-000	OK	WASHITA	CRANE, JAMES W & JAMIE A	CHESAPEAKE EXPLORATION LLC	8/11/2009	1146	727	I-2009-006467	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-18 BLOCK 31 TOWN OF BESSIE
OK9270319-000	OK	WASHITA	SLIGER, KENNETH C & C AVINELLE REV TR	CHESAPEAKE EXPLORATION LLC	8/11/2009	1146	729	I-2009-006468	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 7-12 BLOCK 32 IN TOWN OF BESSIE
OK9270320-000	OK	WASHITA	PTAK JR, LEON & MARY LOUISE	CHESAPEAKE EXPLORATION LLC	8/13/2009	1146	733	I-2009-006470	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24 OF BLOCK 64 IN TOWN OF BESSIE
OK9270321-000	OK	WASHITA	REAM, MAREETA	CHESAPEAKE EXPLORATION LLC	8/19/2009	1146	731	I-2009-006469	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-12, 16-24 BLOCK 63 TOWN OF BESSIE
OK9270322-000	OK	WASHITA	SORTER, MARGARET MARIE	CHESAPEAKE EXPLORATION LLC	8/13/2009	1146	723	I-2009-006465	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-16 OF BLOCK 30 IN TOWN OF BESSIE
OK9270323-000	OK	WASHITA	CARTER, MARK MONTEL	CHESAPEAKE EXPLORATION LLC	8/13/2009	1146	725	I-2009-006466	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13 -16 BLOCK 30 OF TOWN OF BESSIE
OK9270324-001	OK	WASHITA	FLECK, JANET	CHESAPEAKE EXPLORATION LLC	8/19/2009	1147	785	I-2009-006860	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 7-11 & 13-24 OF BLOCK 12 IN THE TOWN OF BESSIE
OK9270325-001	OK	WASHITA	ALLEN, OPAL LOIS	CHESAPEAKE EXPLORATION LLC	8/19/2009	1147	787	I-2009-006861	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-16 OF BLOCK 30 IN TOWN OF BESSIE
OK9270325-002	OK	WASHITA	MCCULLER, JACKIE LEE	CHESAPEAKE EXPLORATION LLC	10/26/2009	1152	667	I-2009-008379	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 13 - 16 OF BLOCK 30 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270325-003	OK	WASHITA	DUDGEON, MORRIS LANE & RHONDA	CHESAPEAKE EXPLORATION LLC	10/26/2009	1152	669	I-2009-008380	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34 : LOTS 13 - 16 OF BLOCK 30 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270325-004	OK	WASHITA	CARTER, DONNA LYN	CHESAPEAKE EXPLORATION LLC	11/17/2009	1156	856	I-2009-009803	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-16 OF BLOCK 30 IN TOWN OF BESSIE
OK9270326-000	OK	WASHITA	KOCH, TAMMIE FRAZIER	CHESAPEAKE EXPLORATION LLC	8/13/2009	1147	783	I-2009-006859	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 7-12 OF BLOCK 64 IN TOWN OF BESSIE
OK9270327-001	OK	WASHITA	INGRAM, CHARLA L, FORMERLY PENNER & CHRIS	CHESAPEAKE EXPLORATION LLC	7/29/2009	1145	974	I-2009-006162	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 15 THRU 22 OF BLOCK 41, LOTS 1 THRU 6 OF BLOCK 53 OF TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO
OK9270328-001	OK	WASHITA	BOSE, SHARON & ADOLPH ELIZONDO	CHESAPEAKE EXPLORATION LLC	7/29/2009	1145	976	I-2009-006163	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOT 13-24 OF BLOCK 65, OF THE TOWN OF BESSIE, ACCORDING TO THE PLAT RECORDED THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO

OK9270329-001	OK	WASHITA	BOSE, SHARON	CHESAPEAKE EXPLORATION LLC	7/29/2009	1145	978	I-2009-006164	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 10-12 OF BLOCK 57 & LOTS 1-9 & 16-24 OF BLOCK 66, OF THE TOWN OF BESSIE, ACCORDING TO THE PLAT RECORDED THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO

OK9270330-001	OK	WASHITA	SPERLE, PATRICIA & J C	CHESAPEAKE EXPLORATION LLC	7/29/2009	1145	971	I-2009-006161	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: BLOCK 4, LOTS 1-5 & 7-24 OF BLOCK 5, BLOCKS 6-8, LOTS 1-21, 23 & 24 OF BLOCK 9, LOTS 6-19 OF BLOCK 10, LOTS 1-18 & 20-24 OF BLOCK 11, BLOCKS 18 & 19, LOTS 1-9, 11-17 & 19-24 OF BLOCK 20, BLOCKS 21-23, LOTS 1-21 OF BLOCK 24, BLOCK 25, LOT 6 OF BLOCK 5, LOT 22 OF BLOCK 9, LOT 19 OF BLOCK 11, LOTS 10 & 18 OF BLOCK 20 & LOTS 5, 6 & 9 OF BLOCK 51, LOTS 1-5 & 20-24 OF BLOCK 10 IN TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270331-000	OK	WASHITA	TOWN OF BESSIE, OKLAHOMA	CHESAPEAKE EXPLORATION LLC	9/8/2009	1147	780	I-2009-006858	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 16-24, BLOCK 26, E 50’ OF LOTS 11 & 12, BLOCK 40, LOTS 7-9, BLOCK 41 & LOTS 2-4, BLOCK 45 & BLOCK 86-89
OK9270332-002	OK	WASHITA	KOEHN, PAMELA	CHESAPEAKE EXPLORATION LLC	10/28/2009	1153	335	I-2009-008599	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24 OF BLOCK 48 IN TOWN OF BESSIE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270332-003	OK	WASHITA	HENDRICKS, PAULA	CHESAPEAKE EXPLORATION LLC	9/17/2009	1153	333	I-2009-008598	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 19-24 OF BLOCK 48 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPPURTENANCES ADJACENT THERETO

OK9270333-000	OK	WASHITA	STEPHENSON, RAY	CHESAPEAKE EXPLORATION LLC	9/14/2009	1148	178	I-2009-007023	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 10 - 18 OF BLOCK 50, LOTS 13 - 16 OF BLOCK 51
OK9270344-000	OK	WASHITA	STEPHENSON, ROBERT & DIANE	CHESAPEAKE EXPLORATION LLC	9/4/2009	1148	359	I-2009-007090	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 3 - 12 OF BLOCK 54
OK9270345-001	OK	WASHITA	SPERLE, PATRICIA & J C	CHESAPEAKE EXPLORATION LLC	9/9/2009	1147	594	I-2009-006769	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 10 THRU 18 OF BLOCK 45 IN TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS AND APPURTENANCES ADJACENT THERETO
OK9270346-000	OK	WASHITA	PTAK, MIKE	CHESAPEAKE EXPLORATION LLC	8/13/2009	1146	76	I-2009-006224	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 6, 7, 8, 9, 10, 11, 12 OF BLOCK 65 IN TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, THERETO AND APPURTENANCES ADJACENT THERETO
OK9270347-000	OK	WASHITA	GOERINGER, CONNIE & JEAN	CHESAPEAKE EXPLORATION LLC	9/14/2009	1148	763	I-2009-007217	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOT 12 OF BLOCK 12 AND A TRACT OF LAND COMMENCING AT THE SE/C OF LOT 12 OF BLOCK 12, THENCE WEST 130’. THENCE SOUTH 70’ TO THE NW/C OF LOT 1 BLOCK 17, THENCE EAST 130’, THENCE NORTH 70’ TO POB.

OK9270348-001	OK	WASHITA	KRAUSE, DAN	CHESAPEAKE EXPLORATION LLC	9/14/2009	1150	205	I-2009-007691	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 13-15 AND LOTS 22-24 OF BLOCK 65 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270349-000	OK	WASHITA	STEIGMAN, MICHAEL L & CHRISTYE A	CHESAPEAKE EXPLORATION LLC	9/14/2009	1149	371	I-2009-007400	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: SOUTH 110 FEET OF LOTS 1-6 AND ALL OF LOTS 19-24 OF BLOCK 62 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270351-001	OK	WASHITA	BOSE, MARK E, A/K/A MARK BOSE	CHESAPEAKE EXPLORATION LLC	9/14/2009	1150	9	I-2009-007628	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 13-18 OF BLOCK 40 AND LOTS 16-21 OF BLOCK 65 AND LOTS 10-12 OF BLOCK 57 AND LOTS 1-9 AND 16-24 OF BLOCK 66, IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS AND APPURTENANCES ADJACENT THERETO

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270354-000	OK	WASHITA	JERNIGAN JR, DAVID P & PATSY A	CHESAPEAKE EXPLORATION LLC	9/14/2009	1151	796	I-2009-008198	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 13 AND 14 OF BLOCK 41 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270355-000	OK	WASHITA	MINTZ, DOROTHY V, LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	9/15/2009	1151	792	I-2009-008196	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1 - 6 OF BLOCK 64 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS. ROADS, ALLEYWAYS AND APPURTENANCES ADJACENT THERETO

OK9270357-001	OK	WASHITA	NONAST, MYRLEE BLEVENS	CHESAPEAKE EXPLORATION LLC	9/17/2009	1151	794	I-2009-008197	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOT 20 - 24 OF BLOCK 57 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270359-000	OK	WASHITA	BURLINGTON RESOURCES OIL & GAS COMPANY, LP	CHESAPEAKE EXPLORATION LLC	10/16/2009	1158	616	I-2010-000422 (CORRECTION LSE)	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: PART NE/4, BEGIN ON POINT S LINE NE/4, 660’ E OF CENTER SECTION; N 2I°24'E, 550’; N 620°E, 910’; THENCE N 39°48'W, 465’; THENCE DUE N 870’ TO A POINT ON N LINE OF SECTION 34; THENCE W 513’ TO SLSFRY.CO. W ROW LINE; S ALONG ROW 2640’ TO S LINE OF NE/4; E 505.5’ TO POB, BEGIN AT A POINT ON N LINE OF SECTION 34 THAT IS 47' E OF THE N/2 & S/2 SECTION LINE, THENCE W 300', THENCE S 2640', THENCE W 630', THENCE S 1540', THENCE E 875 ' TO THE CENTERLINE OF SECTION 34, THENCE N 1540' TO CENTER OF SECTION 34, THENCE E 55' TO THE W LINE OF ROW, THENCE N ALONG SAID ROW 2640' TO THE POB

SURFACE TO 17,475'

OK9270360-000	OK	WASHITA	PINION, JEREMY	CHESAPEAKE EXPLORATION LLC	10/13/2009	1152	671	I-2009-008381	011N	017W	0034

TOWNSHIP 11 NORTH – RANGE 17 WEST

SECTION 34: LOTS 10 - 15 OF BLOCK 66 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270364-001	OK	WASHITA	JONES, WILLIAM ROY & BETTY LOU REV TR	CHESAPEAKE EXPLORATION LLC	8/3/2009	1151	440	I-2009-008078	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: ALL OF BLOCKS 70-73 & 82-85, OF THE TOWN OF BESSIE
OK9270365-001	OK	WASHITA	TAYLOR, DIANNA LEE	CHESAPEAKE EXPLORATION LLC	12/11/2009	1156	765	I-2009-009764	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24 OF BLOCK 30 IN TOWN OF BESSIE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270366-000	OK	WASHITA	ARMSTRONG, LYDIA R	CHESAPEAKE EXPLORATION LLC	11/24/2009	1156	395	I-2009-009662	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-5 OF BLOCK 38 IN TOWN OF BESSIE
OK9270778-001	OK	WASHITA	OCC #572014/CD #200903178	COI-CELLC	12/7/2009	1205	26	1-2011-004912	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: ALL TONKAWA, MISSOURIAN GRANITE WASH & DES MOINES GRANITE WASH SEPARATE COMMON SOURCE OF SUPPLY
OK3530003-001	OK	WASHITA	IZOD, SARA B A/ K/A SARAH	CHESAPEAKE EXPLORATION LP	6/23/2006	1042	951	I-2006-006314	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-002	OK	WASHITA	URI, NIKKI, A/K/ A NIKKI A URI	CHESAPEAKE EXPLORATION LP	8/3/2006	1047	510	I-2006-008109	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-003	OK	WASHITA	MCLAUGHLIN, LONNIE	CHESAPEAKE EXPLORATION LP	6/13/2006	1042	507	I-2006-006186	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-004	OK	WASHITA	KELLSTROM, CHRISTINE	CHESAPEAKE EXPLORATION LP	6/16/2006	1043	307	I-2006-006449	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-006	OK	WASHITA	KENNEDY, JAN YEATMAN	CHESAPEAKE EXPLORATION LP	6/28/2007	1077	524	I-2007-007636	011N	018W	0001	TOWNSHIP 11 NORTH - 18 WEST SECTION 1: LOT 4 (A/D/A NW/4 NW/4)
OK3530003-007	OK	WASHITA	KENNEDY III, A DUTTON	CHESAPEAKE EXPLORATION LLC	7/23/2007	1078	551	I-2007-007980	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4 (A/D/A NW/4 NW/4)
OK3530003-009	OK	WASHITA	STRATTON JR, JESSE G TRUST	CROW CREEK ENERGY, LLC	12/27/2005	1026	421	I-2006-000239	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-010	OK	WASHITA	BOWLING, NITA M & HENRY	CROW CREEK ENERGY, LLC	12/30/2005	1027	6	I-2006-000501	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-011	OK	WASHITA	POTTS, BILLY JOE & BONNIE	CROW CREEK ENERGY, LLC	12/30/2005	1027	4	I-2006-000500	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-012	OK	WASHITA	MCLAUGHLIN, JAMES & CLAUDEEN	CROW CREEK ENERGY, LLC	1/23/2006	1028	243	I-2006-000921	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-013	OK	WASHITA	CIHOUSKI, NORA BELLE & J J	CROW CREEK ENERGY, LLC	12/29/2005	1028	237	I-2006-000918	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-014	OK	WASHITA	MARILYN KENNEDY GLADDEN INTERESTS, LLC	CROW CREEK ENERGY, LLC	1/6/2006	1028	245	I-2006-000922	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-015	OK	WASHITA	HERRICK TRUST ESTATE	CROW CREEK ENERGY, LLC	12/27/2005	1028	241	I-2006-000920	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-016	OK	WASHITA	NARRAMORE, VIRGINIA LOIS TRUST	CROW CREEK ENERGY, LLC	1/12/2006	1027	325	I-2006-000614	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-017	OK	WASHITA	HERRICK, ELWOOD E IREV TR	CROW CREEK ENERGY, LLC	12/27/2005	1028	239	I-2006-000919	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-018	OK	WASHITA	WEIMER, LTD, AN OKLAHOMA LP	CROW CREEK ENERGY, LLC	1/16/2006	1029	534	I-2006-001329	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-019	OK	WASHITA	MCDOWELL, CANDACE S REV TR	CROW CREEK ENERGY, LLC	1/1/2006	1027	316	I-2006-000610	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-020	OK	WASHITA	MCCOY, ARTIE FAYE & MARSHALL EVARD, JR	CROW CREEK ENERGY, LLC	1/4/2006	1027	323	I-2006-000613	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-021	OK	WASHITA	SALLY KENNEDY RICHARDSON OIL CO, LLC	CROW CREEK ENERGY, LLC	1/6/2006	1027	321	I-2006-000612	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-022	OK	WASHITA	SAWATZKY, NORA GRACE & GEORGIA ANN DUNBAR	CHESAPEAKE EXPLORATION LLC	10/23/2006	1102	281	I-2008-002738	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3530251-000	OK	WASHITA	BLM - OK NM 118164	CHESAPEAKE EXPLORATION LP	5/24/2007	1072	434	I-2007-005806	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: SW/4 SW/4
OK5080837-006	OK	WASHITA	SHAKESPEARE, DOUGLAS ERIC	CHESAPEAKE EXPLORATION LLC	10/26/2007	1092	942	I-2007-013041	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-001	OK	WASHITA	LANGKEIT, RUTH HELEN & ORVILLE	CHESAPEAKE EXPLORATION LP	1/18/2006	1029	642	I-2006-001375	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-002	OK	WASHITA	MCGOFFIN, KATHERINE A	CHESAPEAKE EXPLORATION LP	2/13/2006	1032	779	I-2006-002454	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3 (ADA NW/4 NE/4, NE/4 NW/4), SW/4 NE/4 AND NW/4 SE/4
OK5129377-003	OK	WASHITA	ENGEN, NET Y	CHESAPEAKE EXPLORATION LP	3/16/2006	1035	755	I-2006-003613	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-004	OK	WASHITA	WEATHERTON, BRUCE K	CHESAPEAKE EXPLORATION LP	3/16/2006	1035	757	I-2006-003614	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-005	OK	WASHITA	WEATHERTON, CHARLES W	CHESAPEAKE EXPLORATION LP	3/16/2006	1035	746	I-2206-003609	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-006	OK	WASHITA	SIGHTS, LEE ANN	CHESAPEAKE EXPLORATION LP	4/17/2006	1037	877	I-2006-004441	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-007	OK	WASHITA	SIGHTS, CLAY, HEIR OF OLIE LEE SIGHTS	CHESAPEAKE EXPLORATION LP	4/17/2006	1037	552	I-2006-004320	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-008	OK	WASHITA	SIGHTS, CLINT O	CHESAPEAKE EXPLORATION LP	4/17/2006	1037	555	I-2006-004321	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-009	OK	WASHITA	SIGHTS, KURT	CHESAPEAKE EXPLORATION LP	4/17/2006	1039	297	I-2006-005012	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-013	OK	WASHITA	MURPHY, PATRICK	CHESAPEAKE EXPLORATION LP	7/20/2006	1049	160	I-2006-008717	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-014	OK	WASHITA	KELLEY, CLAUDINE	CHESAPEAKE EXPLORATION LP	7/20/2006	1049	158	I-2006-008716	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-015	OK	WASHITA	SHAKESPEARE, AVON	CHESAPEAKE EXPLORATION LP	8/3/2006	1078	553	I-2007-007981	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-017	OK	WASHITA	BURTON, MARJORIE HARVEY	CROW CREEK ENERGY, LLC	12/21/2005	1026	227	I-2006-000153	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 2,3, SW/4 NE/4, NW/4 SE/4
OK5129377-018	OK	WASHITA	WALKER, CURTIS & JUDY	CROW CREEK ENERGY, LLC	1/25/2006	1028	250	I-2006-000924	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 2,3, S/2 NW/4, N/2 SW/4, SW/4 SW/4, SW/4 NE/4, NW/4 SE/4
OK5129377-019	OK	WASHITA	WALKER, LORETTA 2001 REV LIV TR	CROW CREEK ENERGY, LLC	1/25/2006	1028	247	I-2006-000923	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 2,3, S/2 NW/4, N/2 SW/4, SW/4 SW/4, SW/4 NE/4, NW/4 SE/4
OK5129377-020	OK	WASHITA	DUPREE, MARVA JEAN & DARRELL	CROW CREEK ENERGY, LLC	1/25/2006	1028	253	I-2006-000925	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 2,3, S/2 NW/4, N/2 SW/4, SW/4 SW/4, SW/4 NE/4, NW/4 SE/4359.60 ACRES, MOL; WASHITA COUNTY, OK

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129381-001	OK	WASHITA	BOESE 1990 JOINT REV TRUST, DTD 8/17/90	CHESAPEAKE EXPLORATION LP	2/3/2006	1031	93	I-2006-001827	011N	018W	0001

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 1: SW/4 SE/4 AND SE/4 SW/4 LESS 1 ACRE DESCRIBED AS “BEGINNING AT THE SE/4 RUNNING THENCE NORTH 12 3/4THS RODS; THENCE WEST 12 3/4THS RODS; THENCE SOUTH 12 3/4THS RODS; THENCE EAST 12 3/4THS RODS TO PLACE OF BEGINNING CONTAINING 1 ACRE”

OK5129381-002	OK	WASHITA	OCC #547108/CD #200705091	CHESAPEAKE EXPLORATION LLC	11/29/2007				011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: ALL LTD TO VIRGILIAN, MISSOURIAN, GRANITE WASH & DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY
OK5129381-003	OK	WASHITA	BOESE, LEE ROY	CHESAPEAKE EXPLORATION LP	2/3/2006	1031	106	I-2006-001832	011N	018W	0001

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 1: SW/4 SE/4 AND SE/4 SW/4 LESS 1 ACREDESCRIBED AS “BEGINNING AT THE SE/4 RUNNING THENCE NORTH 12 3/4TH RODS; THENCE WEST 12 3/4THS RODS; THENCE SOUTH 12 3/4THS RODS; THENCE EAST 12 3/4THS RODS TO PLACE OF BEGINNING CONTAINING 1 ACRE”

OK9270051-001	OK	WASHITA	PEC MINERALS, LP	CHESAPEAKE EXPLORATION LLC	11/29/2007	1097	309	I-2008-001149	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: SE/4 NE/4, E/2 SE/4, LOT 1 (AKA NE/4 NE/4)
OK9270051-002	OK	WASHITA	SALISBURY, KRISTIN JOI INCOME TR	CROW CREEK ENERGY, LLC	1/17/2006	1029	991	I-2006-001484	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 1, SE/4 NE/4, E/2 SE/4
OK9270051-003	OK	WASHITA	SALISBURY, HAROLD WAYNE INCOME TR	CROW CREEK ENERGY, LLC	1/17/2006	1029	989	I-2006-001483	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 1, SE/4 NE/4, E/2 SE/4
OK9270051-004	OK	WASHITA	SALISBURY, JOI D & WAYNE	CROW CREEK ENERGY, LLC	1/27/2006	1029	987	I-2006-001482	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 1, SE/4 NE/4, E/2 SE/4
OK9270100-000	OK	WASHITA	PEACE AMERICAN LUTHERAN CHURCH OF BESSIE	CROW CREEK ENERGY, LLC	1/6/2006	1027	319	I-2006-000611	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: SW/4 SE/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK9270389-001	OK	WASHITA	CLOUD, PAULETTA JO	WARD PETROLEUM CORPORATION	7/25/2005	1017	256	I-2005-005721	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 1: LOT1 (A/D/A NE/4 NE/4), LOT 2 (A/D/A NW/4 NE/4) & S/2 NE/4
OK9270389-002	OK	WASHITA	PAGE, GARY GEORGE	WARD PETROLEUM CORPORATION	7/25/2005	1017	258	I-2005-005722	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 1: LOT1 (A/D/A NE/4 NE/4), LOT 2 (A/D/A NW/4 NE/4) & S/2 NE/4
OK9270389-008	OK	WASHITA	MORRISON, KENNETH	WARD PETROLEUM CORPORATION	8/1/2005	1017	708	I-2005-005880	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 1: LOT1 (A/D/A NE/4 NE/4), LOT 2 (A/D/A NW/4 NE/4) & S/2 NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270391-002	OK	WASHITA	HOWELL, LINDA K	WARD PETROLEUM CORPORATION	8/29/2005	1020	269	I-2005-006902	011N	018W	0001

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 1: A TRACT IN THE SW/4, DESCRIBED AS BEGINNING AT A POINT ON S BOUNDARY LINE OF SAID SW/4 OF SAID SECTION, A DISTANCE OF 830’ EAST OF SW/C OF SW/4; THENCE E 1742’; THENCE N 56°35’E 80’; THENCE N 2010’ TO S BOUNDARY LINEOF ROW OF CR&IP RW, FMRLY CHOCTAW, OK & GULF RR CO; THENCE S 56° 35’ W 335.2’ ALONG SAID S BOUNDARY LINE OF SAID ROW; THENCE S 157.5’ ALONG SAID ROW; THENCE S 56° 32’ W 1282’ ALONG SAID ROW; THENCE 202.5’; THENCE W 380’; THENCE S 300’; THENCE E 380’; S 420’THENCE W 380’; THENCE S 340’ TO POB, CONTAINING 61.34 AC MOL

OK3530266-000	OK	WASHITA	MC MINERAL COMPANY, LLC	CHESAPEAKE EXPLORATION LLC	7/26/2007	1077	242	I-2007-007547	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3, 4 (A/K/A N/2 NW/4)
OK5128673-001	OK	WASHITA	ANDERSON, GLENNA	CHESAPEAKE EXPLORATION LP	10/20/2004	999	1019	I-2004-008794	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-002	OK	WASHITA	MCATEE, GORDON	CHESAPEAKE EXPLORATION LP	10/20/2004	999	1021	I-2004-008795	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-003	OK	WASHITA	MCATEE, FRANKLIN	CHESAPEAKE EXPLORATION LP	10/20/2004	999	996	I-2004-008784	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-004	OK	WASHITA	MCATEE, MARK	CHESAPEAKE EXPLORATION LP	10/20/2004	999	991	I-2004-008782	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-005	OK	WASHITA	FRIESEN, JOHN RANDALL	CHESAPEAKE EXPLORATION LP	10/27/2004	999	974	I-2004-008773	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-006	OK	WASHITA	PYRON, GAY NELL	CHESAPEAKE EXPLORATION LP	10/20/2004	999	972	I-2004-008772	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-007	OK	WASHITA	FRIESEN, MICHAEL DUANE	CHESAPEAKE EXPLORATION LP	10/27/2004	1000	43	I-2004-008817	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-008	OK	WASHITA	MORROW, CAROLYN	CHESAPEAKE EXPLORATION LP	10/29/2004	1002	122	I-2005-000130	011N	018W	0002	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-009	OK	WASHITA	FRIESEN, RICHARD LLOYD & VIRGINIA	CHESAPEAKE EXPLORATION LP	10/27/2004	1002	131	I-2005-000135	011N	018W	0002	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-010	OK	WASHITA	MCATEE, MARILYN	CHESAPEAKE EXPLORATION LP	10/29/2004	1002	104	I-2005-000123	011N	018W	0002	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-011	OK	WASHITA	WALKER, ANITA GAYLE	CHESAPEAKE EXPLORATION LP	10/27/2004	1002	117	I-2005-000128	011N	018W	0002	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-012	OK	WASHITA	MCCOY, ARTIE FAYE A/K/A ARTIE MCCOY	CHESAPEAKE EXPLORATION LP	4/5/2006	1036	680	I-2006-003987	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5128673-013	OK	WASHITA	JOHNSON, JIMMIE L	CHESAPEAKE EXPLORATION LP	6/30/2006	1044	816	I-2006-7056	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: S/2 NW/4 LTD TO 16731'
OK5128673-014	OK	WASHITA	KENNEDY III, A DUTTON	CHESAPEAKE EXPLORATION LLC	8/21/2007	1082	144	I-2007-009279	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1 & 2 & S/2 NE/4, A/D/A NE/4
OK5129408-001	OK	WASHITA	WEIMER, LTD AN OK LIMITED PARTNERSHIP	CHESAPEAKE EXPLORATION LP	3/16/2006	1036	286	I-2006-003841	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-002	OK	WASHITA	MCLAUGHLIN, EDDIE R	CHESAPEAKE EXPLORATION LP	4/5/2006	1036	701	I-2006-003996	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129408-003	OK	WASHITA	MCLAUGHLIN, JAMES & CLAUDEEN	CHESAPEAKE EXPLORATION LP	3/28/2006	1036	288	I-2006-003842	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-004	OK	WASHITA	CLARK, JIMMY DELMAR	CHESAPEAKE EXPLORATION LP	4/21/2006	1038	219	I-2006-004589	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-005	OK	WASHITA	POTTS, BILLY J	CHESAPEAKE EXPLORATION LP	4/5/2006	1040	220	I-2006-005368	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-006	OK	WASHITA	CIHOUSKI, NORA BELLE	CHESAPEAKE EXPLORATION LP	6/13/2006	1042	955	I-2006-006316	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-007	OK	WASHITA	IZOD, SARA B A/K/A SARAH	CHESAPEAKE EXPLORATION LP	6/23/2006	1042	953	I-2006-006315	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 ADA NE/4
OK5129408-008	OK	WASHITA	NARRAMORE, VIRGINIA LOIS TRUST	CHESAPEAKE EXPLORATION LP	6/16/2006	1044	551	I-2006-006936	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-009	OK	WASHITA	MARILYN KENNEDY GLADDEN INTERESTS, LLC	CHESAPEAKE EXPLORATION LP	5/22/2006	1045	78	I-2006-007159	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4 LTD TO 16731'
OK5129408-010	OK	WASHITA	STRATTON JR, JESSE G TRUST	CHESAPEAKE EXPLORATION LP	7/12/2006	1051	220	I-2006-009483	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4, E/2 SE/4 LTD TO 16,731'
OK5129408-011	OK	WASHITA	URI, NIKKI, A/ K/A NIKKI A URI	CHESAPEAKE EXPLORATION LP	8/3/2006	1047	516	I-2006-008112	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1 & 2 & S/2 NE/4 A/D/A NE/4
OK5129408-012	OK	WASHITA	GOLDMAN, VIRGINIA B	CHESAPEAKE EXPLORATION LP	8/25/2006	1055	435	I-2006-011092	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129408-013	OK	WASHITA	SALLY KENNEDY RICHARDSON OIL L.L.C.	CHESAPEAKE EXPLORATION LP	4/6/2006	1036	741	I-2006-004012	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-014	OK	WASHITA	SHELTON, DARRELL LEE	CHESAPEAKE EXPLORATION LP	8/14/2006	1049	166	I-2006-008719	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129408-015	OK	WASHITA	MCLAUGHLIN, LONNIE	CHESAPEAKE EXPLORATION LP	6/13/2006	1042	505	I-2006-006185	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOT 1, LOT 2, S/2 NE/4 A/D/A NE/4
OK5129408-016	OK	WASHITA	MCDOWELL, CANDACE S REVOCABLE TRUST DTD 09/14/1990	CHESAPEAKE EXPLORATION LP	8/11/2006	1051	225	I-2006-009485	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOT 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-017	OK	WASHITA	BOWLING, NITA M	CHESAPEAKE EXPLORATION LP	4/5/2006	1036	687	I-2006-003990	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-018	OK	WASHITA	KELLSTROM, CHRISTINE	CHESAPEAKE EXPLORATION LP	6/16/2006	1043	305	I-2006-006448	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-019	OK	WASHITA	APODACA, ROBERT E & SUSAN E	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	228	I-2006-010271	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4 LTD TO 16,731'
OK5129408-020	OK	WASHITA	SHELTON, ROGER DEAN	CHESAPEAKE EXPLORATION LP	8/14/2006	1052	691	I-2006-010064	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129408-021	OK	WASHITA	MOORE, EDDIE L TRUST DTD 08/17/1987	CHESAPEAKE EXPLORATION LP	6/18/2007	1073	928	I-2007-006285	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129408-022	OK	WASHITA	HAMM, FLOYD & FRANK RILEY	CHESAPEAKE EXPLORATION LP	6/13/2007	1073	931	I-2007-006286	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129454-001	OK	WASHITA	DEW, EUGENE LESLIE & JANICE I	CHESAPEAKE EXPLORATION LP	3/15/2006	1034	570	I-2006-003178	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4 A/D/A N/2 NW/4
OK5129454-002	OK	WASHITA	DEW, CLARENCE CECIL	CHESAPEAKE EXPLORATION LP	3/20/2006	1034	572	I-2006-003179	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4 A/D/A N/2 NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129454-003	OK	WASHITA	DEW, CECIL JAMES	CHESAPEAKE EXPLORATION LP	3/20/2006	1034	1039	1-2006-003371	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4, A/D/A N/2 NW/4
OK5129454-004	OK	WASHITA	KERLEY, OLETA GRACE	CHESAPEAKE EXPLORATION LP	3/20/2006	1034	568	I-2006-003177	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 &4 A/D/A N/2 NW/4
OK5129454-005	OK	WASHITA	SCHONES, CECILIA JANE	CHESAPEAKE EXPLORATION LP	3/20/2006	1034	1041	1-2006-003372	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4, A/D/A N/2 NW/4
OK5129454-006	OK	WASHITA	DEW, BOBBY RAY	CHESAPEAKE EXPLORATION LP	3/23/2006	1035	748	I-2006-003610	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4
OK5129454-007	OK	WASHITA	FEIL, LINDA RUTH	CHESAPEAKE EXPLORATION LP	3/20/2006	1036	682	I-2006-003988	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3, 4 A/D/A N/2 NW/4
OK5129454-008	OK	WASHITA	EGGLESTON, JERRY	CHESAPEAKE EXPLORATION LP	6/14/2006	1042	501	I-2006-006183	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOT 3, LOT 4, A/D/A N/2 NW/4
OK5129454-009	OK	WASHITA	R H VENABLE PROPERTIES LTD	CHESAPEAKE EXPLORATION LP	4/18/2007	1072	826	I-2007-005963	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3,4
OK5129454-010	OK	WASHITA	RANDOW LIVING TRUST DATED 11/22/1995	CHESAPEAKE EXPLORATION LP	6/25/2007	1078	365	I-2007-007924	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4, A/D/A N/2 NW/4
OK5129454-011	OK	WASHITA	VENABLE ROYALTY, LTD	CHESAPEAKE EXPLORATION LP	4/18/2007	1072	707	I-2007-005918	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4, A/D/A N/2 NW/4 LTD TO 16,731'
OK5129460-001	OK	WASHITA	SIGHTS, VELMA G AKA VELMA GEORGE SIGHTS	CHESAPEAKE EXPLORATION LP	3/10/2006	1034	12	I-2006-002963	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129460-002	OK	WASHITA	LEATHERMAN, JEFFERSON F	CHESAPEAKE EXPLORATION LP	4/5/2006	1037	183	I-2006-004212	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129460-003	OK	WASHITA	DAUM, J WILLIAM & CORINNE M LIVING TR	CHESAPEAKE EXPLORATION LP	8/25/2006	1051	214	I-2006-010063	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129461-001	OK	WASHITA	THOMPSON, DONALD & SARA	CHESAPEAKE EXPLORATION LP	3/10/2006	1034	562	I-2006-003175	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: SW/4, W/2 SE/4
OK5129461-002	OK	WASHITA	THOMPSON, RAY & GEORGIA A	CHESAPEAKE EXPLORATION LP	3/10/2006	1034	565	I-2006-003176	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: SW/4, W/2 SE/4
OK5129461-003	OK	WASHITA	US AGBANK FCB F/K/A FARM CREDIT BANK OF WICHITA, KS	CHESAPEAKE EXPLORATION LP	8/7/2006	1047	514	I-2006-008111	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: W/2 SE/4
OK5129461-004	OK	WASHITA	US AGBANK, FCB F/K/A FARM CREDIT BANK OF WICHITA, KS	CHESAPEAKE EXPLORATION LP	8/7/2006	1047	512	I-2006-008110	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: SW/4
OK9270106-000	OK	WASHITA	OCC #543019/CD #200704118	CHESAPEAKE OPERATING INC	8/16/2007	1080	870	I-2007-008798	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: ALL; LTD TO MISSOURIAN GRANITE WASH AND DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY;

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3530022-000	OK	WASHITA	BOARD OF COUNTY COMMISSIONERS, WASHITA C	CHESAPEAKE EXPLORATION LP	9/5/2006	1047	518	I-2006-008113	011N	018W	0004

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 4: BEGINNING AT A POINT 1,320 FEET WEST OF THE NORTHEAST CORNER OF SECTION 4, THE POINT OF BEGINNING; THENCE SOUTH 5,285 FEET; THENCE WEST 40 FEET; THENCE NORTH 5,285 FEET; THENCE EAST 40 FEET TO POINT OF BEGINNING.

NO WELL LOCATION OR OTHER INSTALLATIONS SHALL BE MADE UPON SAID PREMISES WHICH WOULD IN ANY WAY INTERFERE WITH THE PRESENT USE OF SAID PROPERTY BY THE BOARD OF COUNTY COMMISSIONERS OF WASHITA COUNTY AND SHALL FURTHER PROVIDE THAT SAID LAND MAY BE DEVELOPED BY UNITIZATION AND CONSOLIDATION WITH OTHER ACREAGE.

OK5128894-001	OK	WASHITA	MALEY, HELEN HUNT	CHESAPEAKE EXPLORATION LP	12/14/2004	1008	174	I-2005-002326	011N	018W	0004	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 4: LOT 1 (40.23 AC.), SE/4 NE/4, E/2 SE/4, A/K/A E/2 E/2
OK5128894-002	OK	WASHITA	MALEY, ASA R REV LIV TRUST, PATRICK COWAN, SUC TRSTEE	CHESAPEAKE EXPLORATION LP	5/23/2006	1038	328	I-2006-004628	011N	018W	0004	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 4: LOT 1, SE/4 NE/4, E/2 SE/4 LTD TO 16307'
OK5129565-001	OK	WASHITA	HARWELL, KENNETH E & JOYE M JOINT TRUST DTD 05/31/2001	CHESAPEAKE EXPLORATION LP	7/22/2004	1018	796	I-2005-006318	011N	018W	0004

TOWNSHIP 11 NORTH-RANGE 18 WEST

SECTION 4: LOT 2 (40.37 ACRES); LOT 3 (40.51 ACRES); LOT 4 (40.65 ACRES); SE/4 NW/4; SW/4 NW/4; E/2 SW/4; W/2 SW/4; SW/4 NE/4, W/2 SE/4 ADA WEST 3/4, LESS A TRACT OF LAND DESCRIBED AS BEGINNING AT A POINT 1,320 FEET WEST OF THE NE/C NE/4 TO THE POINT OF BEGINNING, THENCE SOUTH 5,285 FEET, THENCE WEST 40 FEET, THENCE NORTH 5,285 FEET, THENCE EAST 40 FEET TO THE POINT OF BEGINNING.

OK5129565-002	OK	WASHITA	COLE, DAVID L	CHESAPEAKE EXPLORATION LP	12/2/2004	1002	95	I-2005-000119	011N	018W	0004	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 4: LOTS 2 & 3 (ADA NW/4 NE/4, NE/4 NW/4), L/E E 40' OF LOT 2
OK5129565-003	OK	WASHITA	GRIFFEN, SANDRA MULLIKIN	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	941	I-2005-000772	011N	018W	0004	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 4: LOT 2 (40.37), LOT 3 (40.51), (ADA NW/4 NE/4, NE/4 NW/4), L/E E 40' OF LOT 2
OK5129565-004	OK	WASHITA	CARON, DIANE	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	1020	I-2005-000805	011N	018W	0004	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 4: LOT2 (40.37), LOT 3 (40.51) (ADA NW/4 NE/4, NE/4 NW/4) L/E E 40' OF LOT 2
OK5129565-005	OK	WASHITA	HANEY, DALENE CHRISTENSEN	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	1018	I-2005-000804	011N	018W	0004	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 4: LOT 2 (40.37), LOT 3 (40.51), (ADA NW/4 NE/4, NE/4 NW/4), L/E E 40' OF LOT 2
OK5129565-006	OK	WASHITA	EGGLESTON, JERRY D	CHESAPEAKE EXPLORATION LP	9/15/2005	1021	888	I-2005-007480	011N	018W	0004	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 4: SW/4 NE/4, SE/4 NW/4, NE/4 SW/4, NW/4 SE/4, L/E THE E 40 FT OF THE SW/4 NE/4 AND NW/4 SE/4
OK5129566-000	OK	WASHITA	HARWELL, KENNETH E & JOYE M JOINT TRUST	CHESAPEAKE EXPLORATION LP	7/22/2004	1000	31	I-2004-008813	011N	018W	0005	TOWNSHIP 11 NORTH- RANGE 18 WEST SECTION 5: ALL
OK5129567-001	OK	WASHITA	HARWELL, KENNETH E & JOYE M JT TR DTD 5/31/01	CHESAPEAKE EXPLORATION LP	7/22/2004	1000	34	I-2004-008814	011N	018W	0006	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 6: LOT 6, 7, E/2 SW/4, SE/4, (ADA S/2)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129567-002	OK	WASHITA	ST/OK - CLO CS- 24782	CHESAPEAKE EXPLORATION LP	1/28/2005	1007	823	I-2005-002170	011N	018W	0006	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 6: SE/4 SURFACE TO BASE OF DES MOINES
OK5129567-003	OK	WASHITA	ST/OK - CLO CS- 24783	CHESAPEAKE EXPLORATION LP	1/28/2005	1007	826	I-2005-002171	011N	018W	0006	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 6: E/2 SW/4; LOTS 6 & 7, AKA W/2 SW/4 SURFACE TO BASE OF DES MOINES
OK5129578-001	OK	WASHITA	TYLER, AMOS R & NAOMI, HAROLD R TYLER, AIF	CHESAPEAKE EXPLORATION LP	7/15/2004	990	472	I-2004-005369	011N	018W	0006	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 6: N/2, (ADA LOTS 1, 2, 3, 4, & 5; SE/4 NW/4, S/2 NE/4)
OK5129578-002	OK	WASHITA	RAY, CHARLES D	CHESAPEAKE EXPLORATION LP	8/18/2005	1022	688	I-2005-007810	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: LOTS 1, 2, 3, 4, 5, SE/4 NW/4, S/2 NE/4 ADA N/2
OK5129578-003	OK	WASHITA	WALTERS, SHAWN S	CHESAPEAKE EXPLORATION LP	8/16/2005	1022	718	I-2005-007820	011N	018W	0006	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 6: LOTS 1-5, SE/4 NW/4, S/2 NE/4 A/D/A N/2
OK5129578-006	OK	WASHITA	HAMM JR, FLOYD D	CHESAPEAKE EXPLORATION LP	1/25/2007	1062	637	I-2007-002164	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: LOTS 1-5, SE/4 NW/4, S/2 NE/4 A/D/A N/2
OK5129578-007	OK	WASHITA	FRAZIER, ROBERT H	CHESAPEAKE EXPLORATION LP	2/26/2007	1064	767	I-2007-002941	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: LOTS 1, 2, 3, 4 & 5, SE/4 NW/4, S/2 NE/4 A/D/A N/2
OK5129578-008	OK	WASHITA	RAY, CHARLES D	CHESAPEAKE EXPLORATION LP	1/4/2007	1058	719	I-2007-000658	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: LOTS 1, 2, 3, 4, 5, SE/4 NW/4, S/2 NE/4 A/D/A N/2
OK5129578-009	OK	WASHITA	RIALTO OIL & GAS CORPORATION	CHESAPEAKE EXPLORATION LP	4/9/2007	1073	922	I-2007-006283	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: LOTS 1, 2, 3, 4, 5, SE/4 NW/4, N/2 NE/4 A/D/A N/2
OK5129578-010	OK	WASHITA	RIALTO PRODUCTION COMPANY	CHESAPEAKE EXPLORATION LP	4/9/2007	1073	925	I-2007-006284	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: LOTS 1, 2, 3, 4, 5, SE/4 NW/4, N/2 NE/4 A/D/A N/2
OK9270057-000	OK	WASHITA	OCC #536682/CD# 200700762	CHESAPEAKE EXPLORATION LP	3/13/2007	1075	15	I-2007-006677	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: ALL; LTD TO PERMIAN GRANITE WASH, UPPER TONKAWA (DOUGLAS), LOWER TONKAWA, HOXBAR AND DES MOINES COMMON SOURCE OF SUPPLY;
OK5129530-001	OK	WASHITA	HALL, CLAYTON LEON & VERNON DEAN AS JOINT TENANTS	CHESAPEAKE EXPLORATION LP	8/3/2004	990	509	I-2004-005383	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOT 3, 4, E/2 SW/4
OK5129530-002	OK	WASHITA	SNIDER, SHARON KAY & THOMAS C	CHESAPEAKE EXPLORATION LP	8/18/2004	995	534	1-2004-007161	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: NE/4, LOT 3, 4, E/2 SW/4
OK5129530-003	OK	WASHITA	SNIDER, JAMES R	CHESAPEAKE EXPLORATION LP	8/18/2004	995	689	1-2004-007222	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOT 3, 4, E/2 SW/4
OK5129530-004	OK	WASHITA	SNIDER, JAMES R	CHESAPEAKE EXPLORATION LP	8/18/2004	995	692	1-2004-007223	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOT 3, 4, E/2 SW/4
OK5129530-005	OK	WASHITA	ZIELKE, MICHAEL D	CHESAPEAKE EXPLORATION LP	8/18/2004	995	680	1-2004-007219	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOT 3, 4, E/2 SW/4
OK5129530-006	OK	WASHITA	ZIELKE, PHILLIP	CHESAPEAKE EXPLORATION LP	8/18/2004	995	686	1-2004-007221	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOT 3, 4, E/2 SW/4
OK5129530-007	OK	WASHITA	KETCHERSIDE, WANDA	CHESAPEAKE EXPLORATION LP	8/18/2004	995	567	I-2004-007178	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOT 3 & 4, E/2 SW/4
OK5129530-008	OK	WASHITA	FARGO, LAVONNE	CHESAPEAKE EXPLORATION LP	8/26/2004	995	677	1-2004-007218	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: SE/4 NE/4, SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129530-009	OK	WASHITA	SHELTON, MARTY & BECKY	CHESAPEAKE EXPLORATION LP	8/26/2004	999	877	I-2004-008731	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: SE/4
OK5129530-010	OK	WASHITA	SHELTON LAND & CATTLE COMPANY TRUST DTD 11/24/91	CHESAPEAKE EXPLORATION LP	8/26/2004	999	868	I-2004-008728	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOTS 3, 4, E/2 SW/4, (ADA SW/4)
OK5129530-011	OK	WASHITA	SNIDER, MODELL	CHESAPEAKE EXPLORATION LP	8/18/2004	995	573	I-2004-007180	011N	018W	0007	TOWNSHIP 11 NORTH, RANGE 18 WEST, SECTION 7: LOTS 3 AND 4, AND THE E/2 SW/4
OK5129530-012	OK	WASHITA	SNIDER, PHILLIP	CHESAPEAKE EXPLORATION LP	8/18/2004	995	591	I-2004-007187	011N	018W	0007	TOWNSHIP 11 NORTH, RANGE 18 WEST, SECTION 7: LOTS 3 AND 4, AND THE E/2 SW/4
OK5129530-013	OK	WASHITA	SNIDER, THOMAS C	CHESAPEAKE EXPLORATION LP	8/18/2004	995	570	I-2004-007179	011N	018W	0007	TOWNSHIP 11 NORTH, RANGE 18 WEST, SECTION 7: LOT 3, 4, E/2 SW/4
OK5129530-014	OK	WASHITA	GRUBER, ROSE	CHESAPEAKE EXPLORATION LP	1/10/2005	1005	743	1-2005-001450	011N	018W	0007	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-015	OK	WASHITA	RINGENBERG, GLEN S/P/ A GLENN RINGENBERG	CHESAPEAKE EXPLORATION LP	11/14/2006	1058	482	I-2007-000570	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-016	OK	WASHITA	RINGENBERG, MYRA	CHESAPEAKE EXPLORATION LP	11/14/2006	1058	717	I-2007-000657	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-017	OK	WASHITA	COX, ELAINE RINGENBERG	CHESAPEAKE EXPLORATION LP	11/14/2006	1058	715	I-2007-000656	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-018	OK	WASHITA	WISSMANN, DARREL	CHESAPEAKE EXPLORATION LP	12/14/2006	1059	344	I-2007-000916	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-019	OK	WASHITA	HANEY, VERA	CHESAPEAKE EXPLORATION LP	11/21/2006	1061	121	I-2007-001621	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-020	OK	WASHITA	RINGENBERG, ARNOLD	CHESAPEAKE EXPLORATION LP	4/9/2007	1072	829	I-2007-005964	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-021	OK	WASHITA	WALKER, NORMA	CHESAPEAKE EXPLORATION LP	4/9/2007	1070	770	I-2007-005227	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-022	OK	WASHITA	WISSMANN, ALLEN F	CHESAPEAKE EXPLORATION LP	12/14/2006	1061	128	I-2007-001624	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-023	OK	WASHITA	GENNRICH, EMMA JEANNE	CHESAPEAKE EXPLORATION LP	12/14/2006	1061	126	I-2007-001623	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4 & SW/4 NE/4
OK5129530-024	OK	WASHITA	WISSMANN, ERVIN EUGENE	CHESAPEAKE EXPLORATION LP	12/14/2006	1061	135	I-2007-001627	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-025	OK	WASHITA	WISSMANN, GARY L	CHESAPEAKE EXPLORATION LP	12/14/2006	1061	133	I-2007-001626	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-029	OK	WASHITA	FARGO, LAVONNE A/K/ A ELVA LAVONNE FARGO	CHESAPEAKE EXPLORATION LLC	11/27/2009	1194	322	I-2011-001230 (CORRECTION LSE)	011N	018W	0007

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 7: SE/4 NE/4, THE INTENT IS TO CORRECT SCRIVENER'S ERROR TO TR GR AC DESCRIPTION CONTAINED IN THAT CERTAIN O&G LSE FILED AT BK 1183, PG 533 WHICH COVERS ALL RIGHTS BLW S.E. OF DES MOINES FM, L/E ALL EXISTING WELL BORES

OK9270112-000	OK	WASHITA	OCC # 536681/CD #200700760	CHESAPEAKE OPERATING, INC.	3/13/2007				011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: ALL; LTD TO BROWN DOLOMITE, PERMIAN GRANITE WASH, UPPER TONKAWA (DOUGLAS), LOWER TONKAWA, HOXBAR & DES MOINES COMMON SOURCE OF SUPPLY;
OK9270387-001	OK	WASHITA	REED, CECIL & BARBARA	WARD PETROLEUM CORPORATION	5/10/2004	1048	985	I-2006-008632	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1 & 2 & E/2 NW/4 (A/D/A NW/4)
OK9270387-002	OK	WASHITA	STOCKTON, MADONNA R, NOW STEPHENS & HAROLD STEPHENS	WARD PETROLEUM CORPORATION	5/10/2004	1048	986	I-2006-008633	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1,2, E/2 NW/4 (A/D/A NW/4)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270387-003	OK	WASHITA	REED, LOUISE A/ K/A LOUISE M REED, A/K/A LOUISE W REED	WARD PETROLEUM CORPORATION	5/10/2004	1049	701	I-2006-008894	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-004	OK	WASHITA	REED, ROBERT J & SARAH REED	WARD PETROLEUM CORPORATION	5/10/2004	1050	275	I-2006-009098	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-005	OK	WASHITA	RENO, CHARLOTTE R & ARCHIE	WARD PETROLEUM CORPORATION	5/10/2004	497	1051	I-2006-009565	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-006	OK	WASHITA	REED, GARY R	WARD EXPLORATION COMPANY	5/10/2004	1049	700	I-2006-008893	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-007	OK	WASHITA	REED, BARBARA J	WARD PETROLEUM CORPORATION	5/10/2004	1049	712	I-2006-008903	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-008	OK	WASHITA	BATES, NANCY R	WARD PETROLEUM CORPORATION	5/10/2004	1049	713	I-2006-008904	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-009	OK	WASHITA	REED, THOMAS H & JOANN S	WARD PETROLEUM CORPORATION	5/10/2004	1048	987	I-2006-008634	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-010	OK	WASHITA	BORMAN, SUE L & RANDALL	WARD PETROLEUM CORPORATION	5/10/2004	1048	988	I-2006-008635	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2 & E/2 NW/4 (A/D/A NW/4)
OK9270387-011	OK	WASHITA	STEPHENS, JUNE REED A/K/A JUNE R STEPHENS	WARD PETROLEUM CORPORATION	5/10/2004	1051	496	I-2006-009564	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-012	OK	WASHITA	ANDERSON, FERN REED A/K/ A FERN T ANDERSON	WARD PETROLEUM CORPORATION	5/10/2004	1050	276	I-2006-009099	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270388-001	OK	WASHITA	BURLINGTON RESOURCES OIL & GAS COMPANY LP	WARD PETROLEUM CORPORATION	3/28/2007	1065	739	1-2007-003352	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4 & SW/4 NE/4, LIMITED TO THE WELLBORE OF THE SHELTON 1-7H ONLY
OK5126335-001	OK	WASHITA	DORCHESTER MINERALS OKLAHOMA, LP	CHESAPEAKE EXPLORATION LP	4/6/2005	1010	780	I-2005-003251	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, SE/4
OK5126335-002	OK	WASHITA	HALL, CURTIS RAYMOND & FRANCES M, H/W	FLESHMAN AGENCY, INC	6/21/2005	1014	943	I-2005-004754	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4 & SE/4
OK5126335-003	OK	WASHITA	HALL, FREDRICK JUNIOR & NELA M, H/W	FLESHMAN AGENCY, INC	6/21/2005	1014	945	I-2005-004755	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4 & SE/4
OK5126335-004	OK	WASHITA	HALL, RAMONA RAE AKA SUE HALL	FLESHMAN AGENCY, INC	6/21/2005	1014	947	I-2005-004756	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4 & SE/4
OK5126335-005	OK	WASHITA	GARDNER, DAVAN JOYCE FKA DAVAN JOYCE HAAS	FLESHMAN AGENCY, INC	6/21/2005	1014	949	I-2005-004757	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4 & SE/4
OK5126335-006	OK	WASHITA	HARPER, JOEY DAWN	FLESHMAN AGENCY, INC	6/21/2005	1014	951	I-2005-004758	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4 & SE/4
OK5126335-007	OK	WASHITA	CRUSON, GARY N & CARLA J	CHESAPEAKE EXPLORATION LP	8/16/2005	1022	676	I-2005-007806	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4
OK5126335-008	OK	WASHITA	HARRISON, DOANE FARR	CHESAPEAKE EXPLORATION LP	8/18/2005	1022	724	I-2005-007822	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: SE/4
OK5126335-010	OK	WASHITA	HARRISON, MARY K	CHESAPEAKE EXPLORATION LP	8/18/2005	1022	673	I-2005-007805	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: SE/4
OK5126335-011	OK	WASHITA	HODGES, DAVID E & SUSAN	CHESAPEAKE EXPLORATION LP	8/16/2005	1022	721	I-2005-007821	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4
OK5126335-012	OK	WASHITA	CMG OIL PROPERTIES, LLC, THE TRUST COMPANY OF OKLAHOMA (TCO)	CHESAPEAKE EXPLORATION LP	8/30/2005	1019	609	I-2005-006629	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: W/2 SE/4
OK5126335-013	OK	WASHITA	MASON ENERGY CORPORATION, THE TRUST COMPANY OF OKLA (TCO)	CHESAPEAKE EXPLORATION LP	8/30/2005	1019	611	I-2005-006630	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: W/2 SE/4
OK5126335-014	OK	WASHITA	DARNELL, JEANNE FRANCIS, 1998 FAMILY TRUST	CHESAPEAKE EXPLORATION LP	8/26/2005	1022	700	I-2005-007814	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, W/2 SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5126335-015	OK	WASHITA	HODGES, LEWIS & LEE HODGES	CHESAPEAKE EXPLORATION LP	9/6/2005	1020	194	I-2005-006868	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4
OK5126335-016	OK	WASHITA	RAY, CHARLES D	CHESAPEAKE EXPLORATION LP	8/18/2005	1022	691	I-2005-007811	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, SE/4
OK5126335-017	OK	WASHITA	HODGES, BILL ROYCE ESTATE, DAVID E HODGES PERSONAL REP	CHESAPEAKE EXPLORATION LP	8/29/2005	1022	679	I-2005-007807	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4
OK5126335-018	OK	WASHITA	MEKUSUKEY OIL COMPANY, INC	CHESAPEAKE EXPLORATION LP	9/14/2005	1020	92	I-2005-006822	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, SE/4
OK5126335-019	OK	WASHITA	EGGLESTON, JERRY D	CHESAPEAKE EXPLORATION LP	9/14/2005	1021	890	I-2005-007481	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4
OK5126335-021	OK	WASHITA	HAMM, FLOYD D, JR	CHESAPEAKE EXPLORATION LP	9/9/2005	1020	971	I-2005-007138	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, W/2 SE/4, E/2 SE/4
OK5126335-022	OK	WASHITA	REVA CO, A PARTNERSHIP	CHESAPEAKE EXPLORATION LP	9/14/2005	1021	232	I-2005-007244	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, W/2 SE/4
OK5126335-023	OK	WASHITA	WALTERS, SHAWN S	CHESAPEAKE EXPLORATION LP	8/16/2005	1022	715	I-2005-007819	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, SE/4
OK5126335-026	OK	WASHITA	OCC ORDER #512636/200507321	COI/CELP	10/6/2005	1028	38	1-2006-000855	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: ALL
OK5126335-027	OK	WASHITA	JONES, JOHN D	CHESAPEAKE EXPLORATION LP	4/26/2006	1035	693	I-2006-003590	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, SE/4
OK5126335-028	OK	WASHITA	JONES, JOHN D A/I/F FOR CHERYL B LAGERSEN	CHESAPEAKE EXPLORATION LP	4/26/2006	1035	691	I-2006-003589	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, SE/4
OK5126335-029	OK	WASHITA	WESTWIND RESOURCES, INC	CHESAPEAKE EXPLORATION LP	7/14/2006	1045	785	I-2006-007436	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, W/2 SE/4
OK5128528-001	OK	WASHITA	SNIDER, SHARON KAY & THOMAS C	CHESAPEAKE EXPLORATION LP	8/18/2004	995	531	1-2004-007160	011N	018W	0008

TOWNSHIP 11 NORTH-RANGE 18 WEST

SECTION 8: N/2 SW/4, LESS A TRACT OF LAND BEGINNING AT A POINT AT THE NW/C SW/4, THENCE 23 1/2 RODS EAST, THENCE 13 RODS SOUTH, THENCE 23 1/2 RODS WEST, THENCE 13 RODS NORTH TO THE POB, SAID TRACT CONTAINING 2.00 ACRES, MOL.

OK5128528-002	OK	WASHITA	FARGO, LAVONNE	CHESAPEAKE EXPLORATION LP	8/26/2004	995	674	1-2004-007217	011N	018W	0008

TOWNSHIP 11 NORTH-RANGE 18 WEST

SECTION 8: SW/4, L/E A TRACT OF LAND DESCRIBED AS BEGINNING AT A POINT AT THE NW/C SW/4, THENCE 23 1/2 RODS EAST, THENCE SOUTH 13 RODS, THENCE 23 1/2 RODS WEST, THENCE NORTH 13 RODS TO THE POB, SAID TRACT CONTAINING 2.00 ACRES, MOL.

OK5128528-003	OK	WASHITA	SHELTON, MARTY & BECKY	CHESAPEAKE EXPLORATION LP	8/26/2004	999	871	I-2004-008729	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: S/2 SW/4
OK5128529-001	OK	WASHITA	ENGEL, JEANNE	CHESAPEAKE EXPLORATION LP	8/26/2004	995	525	1-2004-007158	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-002	OK	WASHITA	SANDERS, JOANN	CHESAPEAKE EXPLORATION LP	8/26/2004	995	522	1-2004-007157	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-003	OK	WASHITA	KINCAID, CLARK	CHESAPEAKE EXPLORATION LP	8/26/2004	995	528	1-2004-007159	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-004	OK	WASHITA	PATTERSON, ANN RUTH	CHESAPEAKE EXPLORATION LP	9/15/2004	995	519	1-2004-007156	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-005	OK	WASHITA	CAVIN, JACK	CHESAPEAKE EXPLORATION LP	9/20/2004	995	627	1-2004-007200	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: E/2 NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128529-006	OK	WASHITA	COLE, KAREN SUE	CHESAPEAKE EXPLORATION LP	9/20/2004	1000	37	I-2004-008815	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-007	OK	WASHITA	CAMPAS, PAMELA M	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	952	I-2005-000777	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-008	OK	WASHITA	SPRINGER, BRUCE M	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	960	I-2005-000780	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-009	OK	WASHITA	SPRINGER, CHARLES M	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	957	I-2005-000779	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-010	OK	WASHITA	MCCARTHY, PATRICIA S	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	947	I-2005-000775	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-011	OK	WASHITA	BURRILL, DAVID	CHESAPEAKE EXPLORATION LP	12/6/2004	1003	980	I-2005-000789	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-012	OK	WASHITA	GALBASINI, CARRIE	CHESAPEAKE EXPLORATION LP	12/3/2004	1005	828	I-2005-001482	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128618-001	OK	WASHITA	WENDELL, OPAL BERNIECE WILLIAMS	CHESAPEAKE EXPLORATION LP	9/21/2004	1000	56	I-2004-008823	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: W/2 NW/4
OK5128618-002	OK	WASHITA	HOPKINS, CARLA	CHESAPEAKE EXPLORATION LP	9/27/2004	1003	934	I-2005-000768	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: W/2 NW/4
A02046-2389	OK	WASHITA	WALTON , CARL AND LUCILLE M	EL PASO NATURAL GAS	10/17/1978	493	35		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: NE/4, E/2 W/2
A02183-2390	OK	WASHITA	OGLE, LEONARD A.	CHALFANT, MAGEE & CLIFTON, INC	2/7/1977	463	914		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: SE/4
A02183-2391	OK	WASHITA	HODGES , C. V. A SINGLE MAN	CHALFANT, MAGEE & CLIFTON, INC	2/18/1977	465	286		011N	018W	0009	SE/4 Sec. 9-11N-18W
A02389-2399	OK	WASHITA	BROWNING, NILA RUTH & JEWETTA LEROY	MOORE- STANSBERRY, INC	12/8/1981	576	430		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2
A02389-2400	OK	WASHITA	DEW, CHARLES E	MOORE- STANSBERRY, INC	12/8/1981	576	433		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2
A02389-2401	OK	WASHITA	LEEDE EXPLORATION , A PARTNERSHIP	AN - SON CORPORATION	12/1/1983	633	863		011N	018W	0009	W/2 W/2 Sec. 9-11N-18W
A02389-2402	OK	WASHITA	HORKEY , ELIZABETH N , ET VIR	D A BASH AND ASSOCIATES INC	11/9/1978	493	908		011N	018W	0009	W/2 W/2 Sec. 9-11N-18W
A02389-2403	OK	WASHITA	EPISCOPAL ROYALTY COMPANY	D A BASH AND ASSOCIATES INC	11/1/1978	493	910		011N	018W	0009	W/2 W/2 Sec. 9-11N-18W
OK9270056-001	OK	WASHITA	OCC #237641/CD #100,552	LEEDE EXPLORATION	4/29/1983				011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: ALL, MISSOURIAN GRANITE WASH, DES MOINES GRANITE WASH, SKINNER, RED FORK, ATOKA, MORROW, AND SPRINGER COMMON SOURCES OF SUPPLY
OK9270179-001	OK	WASHITA	HUMPHREYS, ROBERT E & ELIZABETH W	CHARLES E PORTA	2/5/1982	591	554		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2
OK9270179-002	OK	WASHITA	RIALTO PRODUCTION COMPANY	CHESAPEAKE EXPLORATION LLC	7/22/2008	1119	260	I-2008-008900	011N	018W	0009	TOWNSHI 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2
OK9270179-003	OK	WASHITA	BROWNING, NILA R	CHESAPEAKE EXPLORATION, LLC	11/29/2010	1192	852	I-2011-000696	011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W2W2
OK9270310-001	OK	WASHITA	WILDER, BENNY D & BETSY EUBANKS	TRIGG DRILLING COMPANY, INC	6/1/1987	719	612		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2
OK9270310-002	OK	WASHITA	REEVES, JEAN	TRIGG DRILLING CO, INC	6/1/1987	720	933		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270310-003	OK	WASHITA	HAMM FAMILY TRUST	CHESAPEAKE EXPLORATION LLC	12/28/2009	1159	295	I-2010-000654	011N	018W	0009

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 9: W/2 W/2 THE INTENT IS TO LEASE ALL THE RIGHTS BELOW THE BASE OF THE STRATIGRAPHIC EQUIVALENT OF THE MORROW FORMATION, LESS AND EXCEPT ALL EXISTING WELL BORES

OK9270310-004	OK	WASHITA	WALTERS, WAYNE A & SHAWN S 2008 REV LIV TR DTD 7/16/08	CHESAPEAKE EXPLORATION LLC	12/18/2009	1159	297	I-2010-000655	011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2, ALL RIGHTS BELOW THE BASE OF THE MORROW FORMATION
OK9270310-005	OK	WASHITA	REEVES, JEAN	CHESAPEAKE EXPLORATION LLC	11/15/2010	1189	688	I-2010-010934	011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2, ALL RIGHTS BENEATH S.E. OF MORROW PRODUCING FORMATION.
A00769-442	OK	WASHITA	MCCONNELL, R G, ET AL	DAVID W CULWELL & ASSOCIATES	11/13/1979	511	620	8898	011N	018W	0010	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 10: N2
A01878-8548	OK	WASHITA	PARKER , LELA MAY & RUSSELL	J J WRIGHT	12/11/1971	397	521		011N	018W	0010	ITOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: E/2 LESS AND EXCEPT CHARTER #2-10 WELLBORE
A01878-8549	OK	WASHITA	GILMORE, GLADYS	J J WRIGHT	12/8/1971	397	529		011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: E/2 LESS AND EXCEPT CHARTER #2-10 WELLBOREW
A02772-2405	OK	WASHITA	OCC #283930	ANSON CORPORATION	8/19/1985				011N	018W	0010	ALL OF SECTION Sec. 10-11N-18W
A03440-11786	OK	WASHITA	OCC #369044	ANSON COMPANY	10/19/1992				011N	018W	0010	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 10: ALL
OK5125557-001	OK	WASHITA	ST/OK - CLO EI-3604	Jack B. Smith	6/27/1978	487	165		011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: NW/4
OK5125557-002	OK	WASHITA	WALTON, CARL & LUCILLE M	EL PASO NATURAL GAS CO	10/17/1978	493	38		011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: NW
OK5125557-004	OK	WASHITA	ST/OK - EI- 3604	DALE FOLKS	5/7/1985	673	931		011N	018W	0010	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 10: NW, LESS AND EXCEPT THE MORROW FMTN AS FOUND IN THE WALTON #1-10, PRODUCING FROM A DEPTH OF 16,455 FEET IN TEH SW (1/2 M.R.)
OK5125558-001	OK	WASHITA	WALTON, CARL & LUCILLE M	EL PASO NATURAL GAS CO	4/27/1979	494	757	395	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SW
OK5125559-001	OK	WASHITA	PILGRIM, DONNA BLAGOWSKY & PATRICK	DALE FOLKS	4/18/1979	500	956	3532	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-002	OK	WASHITA	MARSICO, LORENA & VICTOR	DALE FOLKS	4/12/1979	500	959	3534	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-003	OK	WASHITA	HOFFMAN, LELA EDNA	DALE FOLKS	4/16/1979	500	962	3536	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-004	OK	WASHITA	SPITZ, ANNA FAY & FRANKLIN	DALE FOLKS	4/12/1979	500	965	3538	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-005	OK	WASHITA	HOFFMAN, WILLIAM FLOYD & EVELYN	DALE FOLKS	4/12/1979	500	968		011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-006	OK	WASHITA	CUMMINS, LINDA HOFFMAN & RON	DALE FOLKS	4/18/1979	501	334	3734	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-007	OK	WASHITA	HOFFMAN, LARRY & JOAN	DALE FOLKS	4/18/1979	501	337	3736	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-008	OK	WASHITA	GREER, JOSEPH CLINTON & MILDRED LEE	DALE FOLKS	4/18/1979	501	340	3738	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5125559-009	OK	WASHITA	HOFFMAN, DALE	DALE FOLKS	4/18/1979	501	343	3740	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-010	OK	WASHITA	HOFFMAN, DANNY J T	DALE FOLKS	8/6/1980	528	162	7602	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-011	OK	WASHITA	HOFFMAN, TIMMY DARRELL	DALE FOLKS	8/6/1980	528	165	7604	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-012	OK	WASHITA	HOFFMAN, LARRY JAY	DALE FOLKS	8/6/1980	528	168	7606	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5126469-001	OK	WASHITA	OCC #205680/CD #88716	AN-SON CORPORATION	1/5/1982				011N	018W	0010	TOWNSHIP 11 NORTH, RANGE 18 WEST, SECTION 10: MISSOURIAN GRANITE WASH, DES MOINES GRANITE WASH, SKINNER, RED FORK, ATOKA, MORROW, AND SPRINGER COMMON SOURCES UNDERLYING THE ENTIRE SECTION.
OK7050977-000	OK	WASHITA	ST/OK - CLO EI-5775	CHESAPEAKE EXPLORATION LLC	6/25/2010	1189	376	I-2010-010843	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: NW/4, L/E THE DES MOINES GRANITE WASH FORMATION (1/2 M.R.)
A00770-2366	OK	WASHITA	LITTKE , JOHN & MARGARET	ROBERT W MOORE	3/18/1977	461	665		011N	018W	0011	NE/4 SE/4 Sec. 11-11N-18W
A00770-2367	OK	WASHITA	DUNLAP , NANCY WESNER, ET VIR	JACK B SMITH	6/3/1977	468	551		011N	018W	0011	INSOFAR AS TO NE/4 SE/4 Sec. 11-11N-18W
A01310-2375	OK	WASHITA	MUSICK , ANNIE JEWEL, ET AL	JACK B SMITH	4/29/1977	471	247		011N	018W	0011	N/2 Sec. 11-11N-18W
A01853-2380	OK	WASHITA	PARKER , LELA MAY, ET VIR	J J WRIGHT	12/11/1971	397	519		011N	018W	0011	W/2 SE/4 & SW/4 Sec. 11-11N-18W
A01853-2381	OK	WASHITA	GILMORE , GLADYS	J J WRIGHT	12/8/1971	397	527		011N	018W	0011	W/2 SE/4 & SW/4 Sec. 11-11N-18W
A01854-2382	OK	WASHITA	HOFFMAN , ROY P	J J WRIGHT	1/24/1972	397	551		011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: W/2 SW/4 & SE/4 SW/4
A01854-2383	OK	WASHITA	HOFFMAN , L L	J J WRIGHT	1/18/1972	397	549		011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: W/2 SW/4 & SE/4 SW/4
A01854-2384	OK	WASHITA	BROWN , SUSIE L & CARL	J J WRIGHT	1/11/1972	397	537		011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE/4 LESS AND EXCEPT CHARTER #2-10 WELLBORE SECTION 11: W/2 SW/4, SE/4 SW/4
OK5124713-005	OK	WASHITA	UTZINGER, RUTH M F/K/A RUTH M. MISBAUGH	EL PASO NATURAL GAS COMPANY	7/26/1977	471	831	7575	011N	018W	0011	INSOFAR AND ONLY INSOFAR AS LEASE COVERS TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: N/2
OK5124713-006	OK	WASHITA	FICKETT, WILDON AND ELLA MAE	EL PASO NATURAL GAS COMPANY	6/10/1977	468	887	5932	011N	018W	0011	INSOFAR AND ONLY INSOFAR AS LEASE COVERS TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: N/2
OK5124713-007	OK	WASHITA	LEATHERMAN, PARTHENE J AND FRANCES A SHELTON	EL PASO NATURAL GAS COMPANY	6/15/1977	468	889	5933	011N	018W	0011	INSOFAR AND ONLY INSOFAR AS LEASE COVERS TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: N/2
OK5124713-008	OK	WASHITA	MARSICO, LORENA AND VICTOR	DALE FOLKS	4/12/1979	500	944	3524	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-009	OK	WASHITA	HOFFMAN, WILLIAM FLOYD AND EVELYN	DALE FOLKS	4/12/1979	500	953	3530	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-010	OK	WASHITA	SPITZ, ANNA FAY AND FRANKLIN	DALE FOLKS	4/12/1979	500	950	3528	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-011	OK	WASHITA	GREER, JOSEPH CLINTON AND MILDRED LEE	DALE FOLKS	4/18/1979	500	941	3522	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124713-012	OK	WASHITA	HOFFMAN, LELA EDNA	DALE FOLKS	4/16/1979	500	947	3526	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-013	OK	WASHITA	PILGRIM, DONNA BLAGOWSKY AND PATRICK	DALE FOLKS	4/18/1979	500	938	3520	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-014	OK	WASHITA	HOFFMAN, LARRY AND JOAN	DALE FOLKS	4/18/1979	501	328	3730	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-015	OK	WASHITA	CUMMINS, LINDA HOFFMAN AND RON	DALE FOLKS	4/18/1979	500	935	3518	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-016	OK	WASHITA	HOFFMAN, DALE	DALE FOLKS	4/18/1979	501	331	3732	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-017	OK	WASHITA	HOFFMAN, DANNY J T	DALE FOLKS	8/6/1980	528	153	7596	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-018	OK	WASHITA	HOFFMAN, TIMMY DARRELL	DALE FOLKS	8/6/1980	528	156	7598	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-019	OK	WASHITA	HOFFMAN, LARRY JAY	DALE FOLKS	8/6/1980	528	159	7600	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-021	OK	WASHITA	MUSICK, JIMMIE AND JUDY AND HOMER MUSICK	CHALFANT, MAGEE & CLIFTON, INC	2/16/1977	463	944	2978	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: NE/4 SE/4
OK3530021-000	OK	WASHITA	PEACE AMERICAN LUTHERAN CHURCH	CHESAPEAKE EXPLORATION LP	6/28/2006	1049	168	I-2006-008720	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: BEGINNING AT THE CORNER STONE OF THE NE/C NE/4, THENCE 33' S, THENCE 33' W FOR A BEGINNING POINT, THENCE 16 RODS S, THENCE 10 RODS W, THENCE 16 RODS N, THENCE 10 RODS E BACK TO POB.

LTD TO 16840'

OK5129382-002	OK	WASHITA	BOESE, ANNEMARIE, TRUSTEE OF BOESE JOINT REV TR	CHESAPEAKE EXPLORATION LP	2/6/2006	1031	95	I-2006-001828	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: E/2 NW4, SE/4, NE/4 LESS 1 ACRE DESCRIBED AS BEGINNING AT THE CORNER STONE OF THE NE/C OF NE/4; THENCE 33' SOUTH; THENCE 33' WEST FOR A BEGINNING POINT; THENCE 16 RODS SOUTH; THENCE 10 RODS WEST; THENCE 16 RODS NORTH; THENCE 10 RODS BACK TO POB.

OK5129382-005	OK	WASHITA	BOESE, LEE ROY TRUSTEE	CHESAPEAKE EXPLORATION LP	4/3/2007	1069	510	I-2007-004784	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: NE/4 LESS 1 ACRE DESCRIBED AS BEGINNING AT CORNERSTONE OF THE NE CORNER OF THE NE/4, THENCE 33 FEET SOUTH, THENCE 33 FEET WEST FOR A BEGINNING POINT, THENCE 16 RODS SOUTH, THENCE 10 RODS WEST, THENCE 16 RODS NORTH, THENCE 10 RODS EAST BACK TO POINT OF BEGINNING CONTAINING 1 ACRE AND E/2 NW/4

OK5129390-001	OK	WASHITA	LITTKE, ALFRED LEE	CHESAPEAKE EXPLORATION LP	2/7/2006	1031	566	I-2006-001994	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4
OK5129390-002	OK	WASHITA	LITTKE, RICHARD DALE	CHESAPEAKE EXPLORATION LP	2/7/2006	1031	418	I-2006-001937	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4 & NW/4 SW/4
OK5129390-003	OK	WASHITA	HENDRICKSON, JUANITA	CHESAPEAKE EXPLORATION LP	2/10/2006	1032	76	I-2006-002192	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4
OK5129390-004	OK	WASHITA	LITTKE, ALVIN DAVID	CHESAPEAKE EXPLORATION LP	2/7/2006	1032	85	1-2006-002195	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129390-005	OK	WASHITA	SCHILBERG, WILLARD DEAN	CHESAPEAKE EXPLORATION LP	2/10/2006	1032	796	I-2006-002461	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4; NW/4 SW/4
OK5129390-006	OK	WASHITA	STEELMAN, BARBARA RUTH	CHESAPEAKE EXPLORATION LP	2/22/2006	1032	793	I-2006-002460	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4; NW/4 SW/4
OK5129390-007	OK	WASHITA	MUSICK, HOMER L	CHESAPEAKE EXPLORATION LP	2/24/2006	1033	291	I-2006-002654	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4
OK5129390-008	OK	WASHITA	MUSICK FARMS, INC	CHESAPEAKE EXPLORATION LP	2/7/2006	1031	560	I-2006-001992	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: E/2 SW/4, NW/4 SW/4, W/2 NW/4 L & E A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF NW/C OF SEC 12; THENCE RUNNING S 160 RODS & A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SEC LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES

OK5129390-009	OK	WASHITA	HUBBARD, DIXON DALE REV LIV TR DTD 2-14-96	CHESAPEAKE EXPLORATION LP	7/17/2006	1060	135	I-2007-001244	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4 A/D/A N/2 SW/4, SE/4 SW/4 LTD TO 16,940'
OK5129390-010	OK	WASHITA	HUBBARD, PATTY J REVOCABLE LIVING TRUST DTD 2/14/96	CHESAPEAKE EXPLORATION LP	7/17/2006	1045	838	I-2006-007453	011N	018W	0012	TOWNSHIP 11 NORTH- RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4 A/D/A N/2 SW/4, SE/4 SW/4 LTD TO 16,940'
OK5129390-012	OK	WASHITA	THOMPSON, BETTY JO	CHESAPEAKE EXPLORATION LP	6/27/2006	1055	215	I-2006-011002	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4 A/D/A N/2 SW/4, SE/4 SW/4 LTD TO 16940'
OK5129390-013	OK	WASHITA	MAXWELL, CYNTHIA JANE	CHESAPEAKE EXPLORATION LP	8/10/2006	1048	100	I-2006-008322	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4 A/D/A N/2 SW/4, SE/4 SW/4
OK5129390-014	OK	WASHITA	GOLDMAN, VIRGINIA B	CHESAPEAKE EXPLORATION LP	8/25/2006	1055	438	I-2006-011093	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 NW/4 L/E A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF THE NW/C OF SECTION 12, THENCE RUNNING S 160 RODS & A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES

OK5129390-015	OK	WASHITA	SHELTON, DARRELL LEE	CHESAPEAKE EXPLORATION LP	8/14/2006	1049	188	I-2006-008725	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 NW/4 L/E A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF THE NW/C OF SECTION 12; THENCE RUNNING S 160 RODS & A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES

OK5129390-016	OK	WASHITA	DAUM, J WILLIAM & CORINNE M LIVING TR DTD 3/4/1997	CHESAPEAKE EXPLORATION LP	8/25/2006	1051	217	I-2006-009482	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 NW/4 LESS AND EXCEPT A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF THE NW/C OF SECTION 12; THENCE RUNNING S 160 RODS AND A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129390-017	OK	WASHITA	APODACA, ROBERT E & SUSAN E	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	231	I-2006-010272	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 OF THE NW/4 L/E A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF THE NW/C OF SECTION 12; THENCE RUNNING S 160 RODS & A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES (W/2 NW/4 LESS A 3 ACRE TRACT)

LTD TO 16,940'

OK5129390-018	OK	WASHITA	SHELTON, ROGER DEAN	CHESAPEAKE EXPLORATION LP	8/14/2006	1054	676	I-2006-010824	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 NW/4, LESS & EXCEPT A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS EAST OF NW/C OF SECTION 12; THENCE RUNNING SOUTH 160 RODS; & A STRIP OF LAND 4 RODS WIDE, WEST 40 RODS, TO SECTION LINE, TO BE USED FOR PUBLIC HIGHWAY. SAID TRACT CONTAINING 3.0 ACRES

OK5129390-019	OK	WASHITA	TERRA ROSA ROYALTY CORP	CHESAPEAKE EXPLORATION LP	3/24/2007	1068	126	I-2007-004269	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4
OK5129390-020	OK	WASHITA	ASARCO OIL & GAS COMPANY INC	CHESAPEAKE EXPLORATION LLC	11/20/2007	1094	813	I-2008-000272	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 NW/4 L/E A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF NW/C OF SEC 12, THENCE RUNNING S 160 RODS, & A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SEC LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES

OK5129410-002	OK	WASHITA	ALDUENDA, GENELL S/P/A GENELL ALUENDA & SAMUEL	CHESAPEAKE EXPLORATION LP	2/13/2006	1032	400	I-2006-002315	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: SW/4 SW/4
OK5129410-003	OK	WASHITA	SANDAVAL, SHERYL	CHESAPEAKE EXPLORATION LP	2/13/2006	1032	403	I-2006-002316	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: SW/4 SW/4
OK5129410-004	OK	WASHITA	MUSICK, SANDRA	CHESAPEAKE EXPLORATION LP	2/13/2006	1037	900	I-2006-004450	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: SW/4 SW/4
OK5129487-001	OK	WASHITA	LEATHERMAN, JEFFERSON F	CHESAPEAKE EXPLORATION LP	4/5/2006	1037	174	I-2006-004208	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2NW/4; LESS AND EXCEPT A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS EAST OF THE NORTHWEST CORNER OF SECTION 12; THENCE RUNNING SOUTH 160 RODS AND A STRIP OF LAND 4 RODS WIDE, WEST 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES

OK5129487-002	OK	WASHITA	RIALTO OIL & GAS CORPORATION	CHESAPEAKE EXPLORATION LLC	9/26/2007	1085	401	I-2007-010446	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: WEST HALF OF THE NORTHWEST QUARTER LESS AND EXCEPT A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS EAST OF THE NORTHWEST CORNER OF SECTION 12, THENCE RUNNING SOUTH 160 RODS, AND A STRIP OF LAND 4 RODS WIDE, WEST 40 RODS TO SECTION TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3.00 ACRES (W/2 NW/4 LESS A 3.00 ACRE TRACT)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129487-003	OK	WASHITA	RIALTO PRODUCTION COMPANY	CHESAPEAKE EXPLORATION LLC	9/26/2007	1085	399	I-2007-010445	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: WEST HALF OF THE NORTHWEST QUARTER LESS AND EXCEPT A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS EAST OF THE NORTHWEST CORNER OF SECTION 12, THENCE RUNNING SOUTH 160 RODS, AND A STRIP OF LAND 4 RODS WIDE, WEST 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3.00 ACRES (W/2 NW/4 LESS A 3.00 ACRE TRACT)

OK5129487-004	OK	WASHITA	HAMM, JR, FLOYD D	CHESAPEAKE EXPLORATION LLC	8/31/2007	1082	1	I-2007-009219	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 NW/4 L/E A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF THE NW/C OF SEC 12, THENCE RUNNING S 160 RODS AND A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HWY

OK9270198-001	OK	WASHITA	OCC #546856/CD #200706650	COI/CELLC	11/20/2007				011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: ALL, LIMITED TO THE MISSOURIAN GRANITE WASH & DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY
OK3530299-001	OK	WASHITA	CLUCK, DELANO & BARBARA	NORWICH PETROLEUM CORPORATION	2/28/2007	1065	783	I-2007-003373	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK3530299-002	OK	WASHITA	SUNSHINE EXPLORATION COMPANY	NORWICH PETROLEUM CORPORATION	3/6/2007	1065	785	I-2007-003374	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17,200'
OK3530299-003	OK	WASHITA	JOHNSON, GEORGE S	NORWICH PETROLEUM CORPORATION	3/6/2007	1065	788	I-2007-003374	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17,200'
OK3530299-004	OK	WASHITA	PETTY, RAY B TRUST AGREEMENT DTD 4/10/1991	CHESAPEAKE EXPLORATION LP	7/31/2006	1089	135	I-2007-011750	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17,200'
OK5129413-001	OK	WASHITA	WILLIAMS, E A	CHESAPEAKE EXPLORATION LP	2/13/2006	1032	87	1-2006-002196	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-002	OK	WASHITA	HALE, SHERRY G & DAVID R	CHESAPEAKE EXPLORATION LP	3/1/2006	1032	805	I-2006-002464	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-003	OK	WASHITA	NICKEL, VICKI	CHESAPEAKE EXPLORATION LP	2/22/2006	1032	389	I-2006-002311	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-004	OK	WASHITA	BUIE, KAY	CHESAPEAKE EXPLORATION LP	3/1/2006	1032	783	I-2006-002455	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-005	OK	WASHITA	MARY E KERSHAW TRUST DTD 5/26/93	CHESAPEAKE EXPLORATION LP	4/6/2006	1036	689	I-2006-003991	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17200'
OK5129413-006	OK	WASHITA	KERSHAW, LAURA JEAN TRUST DATED 07-12-96	CHESAPEAKE EXPLORATION LP	4/6/2006	1037	180	I-2006-004211	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17200'
OK5129413-007	OK	WASHITA	MOORE, EDDIE L TRUST DATED 8/17/1987	CHESAPEAKE EXPLORATION LP	5/2/2006	1038	222	I-2006-004590	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-008	OK	WASHITA	LAU, DALE M & BOBBIE D	CHESAPEAKE EXPLORATION LP	5/8/2006	1039	291	I-2006-005009	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129413-009	OK	WASHITA	SNIDER, CECIL LEON & FLORA JEAN THE TRUST AGREEMENT OF	CHESAPEAKE EXPLORATION LP	5/8/2006	1040	213	I-2006-005365	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-012	OK	WASHITA	HOCH, CAROL A & DON	CHESAPEAKE EXPLORATION LP	6/21/2006	1044	544	I-2006-006933	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17200'
OK5129413-013	OK	WASHITA	BASINGER JR, A E	CHESAPEAKE EXPLORATION LP	5/2/2006	1040	1011	I-2006-005659	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-015	OK	WASHITA	LAU, BERNEICE	CHESAPEAKE EXPLORATION LLC	9/19/2007	1087	332	I-2007-011099	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-016	OK	WASHITA	LAU, JUANITA C	CHESAPEAKE EXPLORATION LLC	9/19/2007	1087	334	I-2007-011100	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-017	OK	WASHITA	RIALTO OIL & GAS CORPORATION	CHESAPEAKE EXPLORATION LLC	9/26/2007	1085	397	I-2007-010444	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-018	OK	WASHITA	NIGHTENGALE, LARRY D & MELBA JEAN	CHESAPEAKE EXPLORATION LLC	8/23/2007	1080	760		011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17,200'
OK5129413-019	OK	WASHITA	LAU, ROCKY, HEIR OF EUGENE LAU, DECEASED	CHESAPEAKE EXPLORATION LLC	9/19/2007	1084	456	I-2007-010100	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-020	OK	WASHITA	ASARCO OIL & GAS COMPANY, INC	CHESAPEAKE EXPLORATION LLC	10/5/2007	1089	138	I-2007-011751	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-021	OK	WASHITA	RIALTO PRODUCTION COMPANY	CHESAPEAKE EXPLORATION LLC	10/12/2007	1089	140	I-2007-011752	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-022	OK	WASHITA	HAMM, FLOYD D, JR	CHESAPEAKE EXPL LIMITED PART	8/28/2007	1082	3	I-2007-009220	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129414-001	OK	WASHITA	WISE, DONALD G & PATRICIA G, JOINT TENENTS	CHESAPEAKE EXPLORATION LP	2/13/2006	1032	73	I-2006-002191	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: E/2
OK5129414-002	OK	WASHITA	WISE, PHILLIP C & PAMELA S	CHESAPEAKE EXPLORATION LP	2/15/2006	1032	82	I-2006-002194	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: E/2
OK5129414-003	OK	WASHITA	ST/OK - CS- 25660	CHESAPEAKE EXPLORATION LP	7/21/2006	1047	654	I-2006-008171	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NE/4 LTD TO DES MOINES GRANITE WAS FM
OK5129414-004	OK	WASHITA	ST/OK - CS- 25661	CHESAPEAKE EXPLORATION LP	7/21/2006	1047	657	I-2006-008172	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SE/4 LTD TO DES MOINES GRANITE WAS FM
OK5129414-005	OK	WASHITA	BB ROYALTY PARTNERSHIP	CHESAPEAKE EXPLORATION LLC	9/27/2007	1090	617	I-2007-012330	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: E/2 LTD TO 17,200'
OK5129431-001	OK	WASHITA	BOSE, EDWARD JR REV LIVING TRUST DTD 2/5/96	CHESAPEAKE EXPLORATION LP	2/17/2006	1033	305	I-2006-002659	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-002	OK	WASHITA	BOSE, ERNESTINE REV LIVING TRUST DTD 2/5/96	CHESAPEAKE EXPLORATION LP	2/17/2006	1033	764	I-2006-002869	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-003	OK	WASHITA	BOSE, BRYAN	CHESAPEAKE EXPLORATION LP	2/17/2006	1033	302	I-2006-002658	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-004	OK	WASHITA	GROSSMAN, EMMET R	CHESAPEAKE EXPLORATION LP	4/4/2006	1036	692	I-2006-003992	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-005	OK	WASHITA	GROSSMAN, JOSEPH PAUL	CHESAPEAKE EXPLORATION LP	4/13/2006	1037	187	I-2006-004214	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129431-006	OK	WASHITA	GIBBS, LORI A, FORMERLY LORI GROSSMAN & GARRY	CHESAPEAKE EXPLORATION LP	4/20/2006	1037	893	I-2006-004447	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-007	OK	WASHITA	CUMMINGS, JANET M & GARY	CHESAPEAKE EXPLORATION LP	4/20/2006	1037	898	I-2006-004449	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-008	OK	WASHITA	GROSSMAN, MARK A	CHESAPEAKE EXPLORATION LP	4/20/2006	1038	232	I-2006-004594	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-009	OK	WASHITA	GROSSMAN, DENNIS L	CHESAPEAKE EXPLORATION LP	4/20/2006	1039	280	I-2006-005004	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-010	OK	WASHITA	GROSSMAN, DONNA S	CHESAPEAKE EXPLORATION LP	4/20/2006	1039	282	I-2006-005005	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-011	OK	WASHITA	GROSSMAN, JAMES A	CHESAPEAKE EXPLORATION LP	4/20/2006	1040	1022	I-2006-005663	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK9270199-001	OK	WASHITA	OCC #546032/CD #200706379	COI/CELLC	10/31/2007				011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: ALL, LIMITED TO THE VIRGILIAN, MISSOURIAN GRANITE WASH & DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY
A00289-13353	OK	WASHITA	AMEN , VERBA L & JOSEPH FRED	J COOPER WEST	3/7/1980	518	804		011N	018W	0015	N/2 SE/4 & SE/4 NE/4 Sec. 15-11N-18W LIMITED TO THE OGLE 1-15 WELLBORE
A00289-2355	OK	WASHITA	GILMORE, GLADYS, ALSO AS GLADYS E GILMORE	J J WRIGHT	12/8/1971	397	531		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: NE/4, N/2 SE/4
A00289-2356	OK	WASHITA	PARKER, LELA MAY A/K/A LELA MOSBURG & RUSSELL	J J WRIGHT	12/11/1971	397	523		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: NE/4, N/2 SE/4
A00290-2357	OK	WASHITA	OGLE, LEONARD A	HARVEY E WHITE	6/1/1973	425	404		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: NW/4
A00290-2358	OK	WASHITA	HODGES, C V	C M FLEETWOOD	5/26/1971	403	327		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: NW/4
A00291-2359	OK	WASHITA	JUDY, CLARENCE C & NINA I	ROBERT W MOORE	1/27/1977	460	5		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: S/2 SE/4, E 5/8 SE/4 SW/4
A00292-2360	OK	WASHITA	JUDY, W L & EARL E JUDY	ROBERT W MOORE	1/27/1977	460	7		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: N/2 SW/4, SW/4 SW/4, WEST 3/8 SE/4 SW/4
A00293-2361	OK	WASHITA	LITTLETON, A L	H W COLLIER	2/14/1980	515	296		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: N/2 SE/4, SE/4 NE/4
A00293-2362	OK	WASHITA	MADDOX, TROY F	FOLSOM & ASSOCIATES, INC	1/9/1978	477	956		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: NE/4, N/2 SE/4
A00293-2363	OK	WASHITA	WEAVER, ELLIS S & BRONNIE LOUISE	J COOPER WEST	3/16/1971	407	477		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: NE/4, N/2 SE/4
A00294-2364	OK	WASHITA	OCC #182191/CD #74069	ANSON CORPORATION	1/12/1981				011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: ALL, LTD TO THE MISSOURIAN GRANITE WASH, DES MOINES GRANITE WASH, SKINNER, RED FORK, ATOKA, MORROW & SPRINGER COMMON SOURCES OF SUPPLY
OK5128496-008	OK	WASHITA	MCCOY, MARCIA M, F/K/A BURTON	CHESAPEAKE EXPLORATION LLC	11/20/2007	1097	659	I-2008-001272	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4
OK5128496-009	OK	WASHITA	BARCK, JEAN H, F/K/ A BURTON	CHESAPEAKE EXPLORATION LLC	11/20/2007	1097	648	I-2008-001268	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4
OK5128496-010	OK	WASHITA	WALCH, JANET ADELE	CHESAPEAKE EXPLORATION LLC	11/20/2007	1097	668	I-2008-001275	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4
OK5128496-011	OK	WASHITA	HARDER, LINDA MARIE	CHESAPEAKE EXPLORATION LLC	11/20/2007	1097	915	I-2008-001348	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128496-012	OK	WASHITA	GASTINEAU, SUE CAROL, UHLES, JEANETTE, CO- TRUSTEES	CHESAPEAKE EXPLORATION LLC	11/2/2009	1153	263	I-2009-008580	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4 LTD TO SURFACE TO BLW S.E. OF DES MOINES GRANITE WASH
OK5128496-013	OK	WASHITA	MC MINERAL COMPANY, LLC	CHESAPEAKE EXPLORATION, LLC	4/1/2010	1185	915	I-2010-009576	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4, SE/4, NW/4, SE/4 SW/4
OK5128755-019	OK	WASHITA	BIZZELL, MURPHY GAIL & ELIZABETH	CHESAPEAKE EXPLORATION LLC	10/17/2007	1090	80	I-2007-012132	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4, SE/4 SW/4
OK5128755-020	OK	WASHITA	BIZZELL, GARY GERALD & NANCY	CHESAPEAKE EXPLORATION LLC	10/17/2007	1090	78	I-2007-012131	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4, SE/4 SW/4
OK5128755-021	OK	WASHITA	HOFFMAN, NANCY ELLEN	CHESAPEAKE EXPLORATION LLC	10/20/2007	1092	267	I-2007-012817	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 SW/4, SE/4
OK5128755-022	OK	WASHITA	HOFFMAN JR, BILLY JOE	CHESAPEAKE EXPLORATION LLC	10/20/2007	1092	265	I-2007-012816	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 SW/4, SE/4
OK5128755-023	OK	WASHITA	KIRK, M STUART & CAROLYN S	CHESAPEAKE EXPLORATION LLC	10/29/2007	1094	419	I-2008-000134	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4
OK5128755-024	OK	WASHITA	CULP, JANE	CHESAPEAKE EXPLORATION LLC	10/20/2007	1095	574	I-2008-000513	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 SW/4, SE/4
OK5128755-025	OK	WASHITA	PHILLIPS FAMILY TRUST U/T/A DATED OCTOBER 1, 1999	CHESAPEAKE EXPLORATION LLC	11/14/2007	1099	525	I-2008-001934	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 SW/4, SE/4 LTD TO 100' BELOW S. E. OF DES MOINES GRANITE WASH (17,260')
OK5128755-026	OK	WASHITA	BANKS, RONALD J & PAULA	CHESAPEAKE EXPLORATION LLC	2/20/2008	1106	314	I-2008-004232	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4
OK5128755-027	OK	WASHITA	O'HARA, LINDA	CHESAPEAKE EXPLORATION LLC	2/20/2008	1105	836	I-2008-004053	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 SW/4, SE/4
OK5128755-028	OK	WASHITA	BIZZELL, ROBERT M	CHESAPEAKE EXPLORATION LLC	2/20/2008	1105	402	I-2008-003878	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 SW/4, SE/4
OK5128755-029	OK	WASHITA	KIRK, M STUART REVOCABLE TRUST DTD 3/16/85	CHESAPEAKE EXPLORATION LLC	7/16/2008	1118	484	I-2008-008594	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4
OK5128755-030	OK	WASHITA	WALTERS, WAYNE A & SHAWN S '08 OIL & GAS REV LIV TR	CHESAPEAKE EXPLORATION LLC	4/14/2009	1136	935	I-2009-003047	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 LTD TO 17,260'
OK5128755-032	OK	WASHITA	RAY, CHARLES D	CHESAPEAKE EXPLORATION LLC	7/16/2008	1117	637	I-2008-008325	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4
OK5129560-000	OK	WASHITA	CARTMILL, MARY RUTH LIVING TRUST DTD 6/26/07	CHESAPEAKE EXPLORATION LLC	8/31/2007	1092	207		011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NW/4 LTD TO 17,260'
OK5129560-006	OK	WASHITA	MCCARNACK, ELAINE FAMILY TRUST DTD 7/01/98	CHESAPEAKE EXPLORATION LLC	8/14/2007	1087	225	I-2007-011059	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NW/4, NE/4 SW/4 LTD TO 17,260'
OK5129560-008	OK	WASHITA	HALL, SHARON ANN & LARRY	CHESAPEAKE EXPLORATION LLC	10/26/2007	1096	142	I-2008-000706	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4 NW/4, W/2 NW/4, SE/4 NW/4 LTD TO 100' BELOW S.E. OF DES MOINES GRANITE WASH (17,260')
OK5129560-009	OK	WASHITA	MCNATT, EDNA LAUREL LIVING TRUST, SHARON ANN HALL, TRST	CHESAPEAKE EXPLORATION LLC	10/26/2007	1096	145	I-2008-000707	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4 NW/4, W/2 NW/4, SE/4 NW/4 LTD TO 100' BELOW S. E. DES MOINES GRANITE WASH (17,260')

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129560-010	OK	WASHITA	MCNATT, J R LIVING TRUST, SHARON ANN HALL, TRST	CHESAPEAKE EXPLORATION LLC	10/26/2007	1096	148	I-2008-000708	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4 NW/4, W/2 NW/4, SE/4 NW/4 LTD TO 100' BELOW S. E. DES MOINES GRANITE WASH (17,260')
OK5129560-011	OK	WASHITA	PENTEX EXPLORATION & PRODUCING, INC	CHESAPEAKE EXPLORATION LLC	4/23/2008	1108	151	I-2008-004952	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NW/4 SURFACE TO 100' BLW S.E. DES MOINES FM (17,260')
OK9270011-000	OK	WASHITA	CARTMILL, EARL GLENN LIVING TRUST DTD 6-26-07	CHESAPEAKE EXPLORATION LLC	8/31/2007	1083	843	I-2007-009853	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NW/4 SW/4 LTD TO 17,260'
OK9270033-000	OK	WASHITA	OCC #571423/CD #200903176	COI-CELLC	11/9/2009	1173	735	I-2010-005613	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: ALL LTD TO WOLFCAMPIAN, VIRGILIAN, MISSOURIAN GRANITE WASH, AND DES MOINES GRANITE WASH
OK3530085-001	OK	WASHITA	MELVIN, MARK A/K/A JOHN MARK MELVIN	CHESAPEAKE EXPLORATION LLC	8/3/2007	1083	884	I-2007-009867	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: N/2
OK3530085-002	OK	WASHITA	AKRIDGE, PATSY CARLENE	CHESAPEAKE EXPLORATION LLC	8/6/2007	1087	228	I-2007-011060	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: N/2
OK3530085-003	OK	WASHITA	MELVIN, EDITH, A/K/A EDITH MARGARET	CHESAPEAKE EXPLORATION LLC	8/3/2007	1087	223	I-2007-011058	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: N/2
OK3530085-004	OK	WASHITA	MELVIN, JOHN E & FANCHON N REV LIVING TR	CHESAPEAKE EXPLORATION LLC	8/6/2007	1087	242	I-2007-011065	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: N/2
OK3530085-005	OK	WASHITA	ROMANS, MELANIE ANN	CHESAPEAKE EXPLORATION LLC	8/6/2007	1085	276	I-2007-010402	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: N/2
OK3530085-006	OK	WASHITA	ROMANS, RENAE DAWN	CHESAPEAKE EXPLORATION LLC	8/3/2007	1085	268	I-2007-010399	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: N/2
OK3530085-007	OK	WASHITA	ST/OK - CLO UV- 1530	CHESAPEAKE EXPLORATION LLC	11/27/2007	1112	111	I-2008-006419	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: NE/4 (1/2 M.R.) LTD TO DES MOINES GRANITE WASH
OK5127851-017	OK	WASHITA	BUTCHER, JOAN ELAINE	CHESAPEAKE EXPLORATION LLC	2/1/2008	1104	72	I-2008-003376	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4 SURFACE TO 100' BLW S.E. DES MOINES GRANITE WASH FM (17,020')
OK5128751-015	OK	WASHITA	MAP2004-OK	CHESAPEAKE EXPLORATION LLC	11/14/2007	1092	591	I-2007-012927	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3,4, E/2 SW/4 A/D/A SW/4
OK5128751-016	OK	WASHITA	MURRAY, DARRYL J	CHESAPEAKE EXPLORATION LLC	2/1/2008	1101	912	I-2008-002599	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4 SURFACE TO DES MOINES GRANIT WASH FM (17,020')
OK5128751-017	OK	WASHITA	FLESHMAN AGENCY INC	FLESHMAN AGENCY INC	1/14/2008	1096	15	I-2008-000654	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3, 4, E/2 SW/4
OK5129624-002	OK	WASHITA	MCNATT, EDNA LAUREL LIVING TRUST	CHESAPEAKE EXPLORATION LP	12/27/2006	1062	493	I-2007-002109	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4 LTD TO 12,280'
OK5129624-003	OK	WASHITA	MCNATT, J R REVOCABLE TRUST AGREEMENT DTD 5/20/1996	CHESAPEAKE EXPLORATION LP	12/27/2006	1062	490	I-2007-002108	011N	018W	0018	TOWNSHIHP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4 LTD TO 12,280'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129624-004	OK	WASHITA	HOHNKE, LEO FRANCIS	CHESAPEAKE EXPLORATION LLC	11/6/2007	1092	210	I-2007-012793	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4 LTD TO 100' BELOW S.E. OF DES MOINES GRANITE WASH (17,020')
OK5129624-005	OK	WASHITA	SEARLE, JACK B & TAMARA D	CHESAPEAKE EXPLORATION LLC	2/14/2008	1102	914	I-2008-002939	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4 SURFACE TO DES MOINES GRANIT WASH FM (17,020')
OK5129624-007	OK	WASHITA	BIZZELL, GARY	WARD PETROLEUM CORPORATION	11/21/2006	1055	994	I-2008-011273	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4
OK5129624-008	OK	WASHITA	BIZZELL, GAIL	WARD PETROLEUM CORPORATION	11/21/2006	1055	993	I-2008-011272	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4
OK9270010-001	OK	WASHITA	HOFFMAN JR, BILLY JOE	CHESAPEAKE EXPLORATION LLC	10/25/2007	1092	263	I-2007-012815	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4, LOTS 3, 4 (A/D/A W/2 SW/4)
OK9270010-002	OK	WASHITA	HOFFMAN, NANCY ELLEN	CHESAPEAKE EXPLORATION LLC	10/25/2007	1092	259	I-2007-012813	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4, LOT 3 (39.56 ACS), LOT 4 (39.80 ACS) A/D/A W/2 SW/4
OK9270010-003	OK	WASHITA	MUNO, GAIL F	CHESAPEAKE EXPLORATION LLC	10/20/2007	1095	570	I-2008-000511	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3, 4 (A/D/A W/2 SW/4), E/2 SW/4
OK9270010-004	OK	WASHITA	OGI, INC	CHESAPEAKE EXPLORATION LLC	11/6/2007	1092	213	I-2007-012794	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4, LOT 3 (39.56 ACS), LOT 4 (39.80 ACS) A/D/A W/2 SW/4 LTD TO 100' BELOW S.E. OF DES MOINES GRANITE WASH (17,020')
OK9270010-005	OK	WASHITA	HOFFMAN, GARY P	CHESAPEAKE EXPLORATION LLC	11/5/2007	1092	216		011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4, LOT 3 (39.56 ACRES), LOT 4 (39.80 ACRES) A/D/A W/2 SW/4 LTD TO 100' BELOW S.E. OF DES MOINES GRANITE WASH (17,020')
OK9270010-006	OK	WASHITA	HOLDER, JUNE	CHESAPEAKE EXPLORATION LLC	10/20/2007	1093	382	I-2007-013182	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4, LOTS 3, 4, A/D/A W/2 SW/4 LTD TO 17,020'
OK9270010-007	OK	WASHITA	DELFELD, SHARON S	CHESAPEAKE EXPLORATION LLC	10/20/2007	1097	917	I-2008-001349	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4, LOT 3 (39.56 AC), LOT 4 (39.8 AC) A/D/A W/2 SW/4
OK9270010-008	OK	WASHITA	CULP, JANE	CHESAPEAKE EXPLORATION LLC	10/25/2007	1094	421	I-2008-000135	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3, 4 (A/D/A W/2 SW/4), E/2 SW/4
OK9270010-010	OK	WASHITA	JORDAN, DEANNA	CHESAPEAKE EXPLORATION LLC	7/2/2008	1116	845	I-2008-008067	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4
OK9270010-011	OK	WASHITA	PHIFER, MARY G	CHESAPEAKE EXPLORATION LLC	7/2/2008	1116	429	I-2008-007930	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4
OK9270010-012	OK	WASHITA	BURCH, NELDA	CHESAPEAKE EXPLORATION LLC	7/1/2008	1116	830	I-2008-008061	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4
OK9270010-013	OK	WASHITA	LOGAN, SHERRY	CHESAPEAKE EXPLORATION LLC	7/1/2008	1116	827	I-2008-008060	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4
OK9270010-014	OK	WASHITA	WILSON, MANDY	CHESAPEAKE EXPLORATION LLC	7/2/2008	1116	833	I-2008-008062	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4
OK9270010-015	OK	WASHITA	HOFFMAN, HERSHEL L A/K/A HIRSHEL L HOFFMAN	CHESAPEAKE EXPLORATION LLC	7/9/2008	1117	282	I-2008-008199	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270010-017	OK	WASHITA	ABERDEEN INVESTMENTS, LLC	CHESAPEAKE EXPLORATION LLC	10/7/2008	1124	56	I-2008-010687	011N	018W	0018	TOWNSHIP 11NORTH - RANGE 18 WEST SECTION 18: LOT 3, 4, E/2 SW/4
OK9270010-018	OK	WASHITA	BAGGETT, CANDACE A/K/ A CANDY BAGGETT	CHESAPEAKE EXPLORATION LLC	7/8/2008	1125	249	I-2008-011083	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4
OK9270010-019	OK	WASHITA	HOFFMAN, CHARLES G	WARD PETROLEUM CORPORATION	9/13/2005	1020	275	I-2005-006806	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-020	OK	WASHITA	HOFFMAN, BOBBY DOUGLAS	WARD PETROLEUM CORPORATION	9/20/2005	1020	667	1-2005-007105	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-021	OK	WASHITA	WEDEKING, ESTA MAE	WARD PETROLEUM CORPORATION	9/27/2005	1021	631	I-2005-007393	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-023	OK	WASHITA	WHITAKER, GERALD	WARD PETROLEUM CORPORATION	10/17/2008	1127	170	I-2008-011818	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4
OK9270010-024	OK	WASHITA	BLAGOWSKY, RONNY R	WARD PETROLEUM CORPORATION	10/17/2008	1153	459	I-2009-008638	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-025	OK	WASHITA	ADKINS, DEBRA	WARD PETROLEUM CORPORATION	10/17/2008	1127	169	I-2008-011817	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-026	OK	WASHITA	BLAGOWSKY, ERIKA L	WARD PETROLEUM CORPORATION	10/17/2008	1125	275	I-2008-011095	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-027	OK	WASHITA	BLAGOWSKY, RAYMOND	WARD PETROLEUM CORPORATION	10/17/2008	1125	274	I-2008-011094	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-028	OK	WASHITA	BROWN, CHAD	WARD PETROLEUM CORPORATION	12/10/2008	1130	461	I-2009-00969	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-029	OK	WASHITA	BROWN, DILLON	WARD PETROLEUM CORPORATION	12/10/2008	1130	460	I-2009-000968	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-030	OK	WASHITA	BROWN, JEREMY	WARD PETROLEUM CORPORATION	12/10/2008	1130	463	I-2009-000971	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-032	OK	WASHITA	HUTSON, JOHN G	CHESAPEAKE EXPLORATION LLC	10/20/2006	1054	994	I-2006-010900	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4
OK9270010-033	OK	WASHITA	OCC #561120/CD #200806746	COI-CELLC	10/21/2008			UNRECORDED	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: ALL, LIMITED TO THE WOLFCAMPIAN, VIRGILIAN, MISSOURIAN GRANITE WASH AND DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY
OK9270010-034	OK	WASHITA	BROWN, DAVID	WARD PETROLEUM CORPORATION	12/10/2008	1130	462	I-2009-00970	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOT 3 (39.56 ACRES), LOT 4 (39.80 ACRES) AND E/2 SW/4, ALL COLLECTIVELY DESCRIBED AS SW/4
A00355-13421	OK	WASHITA	KERR - MCGEE CORPORATION	ANSON PRODUCTION CORPORATION FORMERLY D/	10/25/1996	845	1079		011N	018W	0019	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 19: N2NW
A00355-2986	OK	WASHITA	MURRAY, IRA L & JESSIE IRENE	B B LONG	2/16/1979	500	994		011N	018W	0019	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 19: LOTS 1, 2, 3, & 4, & E2W2
A02484-3087	OK	WASHITA	DUGGER, A W, ET UX	AN - SON CORPORATION	5/2/1984	652	783		011N	018W	0019	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 19: SE
A02484-3088	OK	WASHITA	INEZ LEAVELL REVOCABLE TRUST	BLACK HAWK OIL & GAS	4/30/1981	554	28		011N	018W	0019	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 19: SE/4
A02484-3089	OK	WASHITA	DUGGER , STANLEY	BLACK HAWK OIL & GAS	5/2/1981	556	494		011N	018W	0019	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 19: SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
A02484-3090	OK	WASHITA	DUGGER , CLIFTON C	BLACK HAWK OIL & GAS	6/4/1981	556	559		011N	018W	0019	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 19: SE/4
A02539-3095	OK	WASHITA	OCC #262129/CD #115039	AN - SON CORPORATION	6/11/1984	840	672		011N	018W	0019	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 19: ALL
OK5128719-009	OK	WASHITA	SMITH, NAOMI P REV TR DTD 4/1/99, PATRICIA ANN TURNER, TRST	CHESAPEAKE EXPLORATION LLC	11/5/2007	1091	844	I-2007-012628	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SE/4
OK5128719-010	OK	WASHITA	TIDWELL, DONOVAN D & VELDA J INDV & TRST	CHESAPEAKE EXPLORATION LLC	11/11/2007	1094	425	I-2008-000137	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5128719-011	OK	WASHITA	KARBER, DEBRA DEANN A/K/A DEBBIE D & LIONEL G KARBER	CHESAPEAKE EXPLORATION LLC	11/28/2007	1095	717	I-2008-000560	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: S/2 LTD TO 100' BELOW S.E. OF DES MOINES FM (17,216')
OK5128719-014	OK	WASHITA	NIX, JIM M	CHESAPEAKE EXPLORATION LLC	5/13/2009	1138	739	I-2009-003488	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5128719-015	OK	WASHITA	GUNTER, DEBORAH J, F/ K/A DEBORAH BURKS	CHESAPEAKE EXPLORATION LLC	7/24/2009	1145	925	I-2009-006147	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5128719-016	OK	WASHITA	BUCHANAN, MARTIN L	CHESAPEAKE EXPLORATION LLC	11/3/2009	1153	260	I-2009-008579	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5128719-017	OK	WASHITA	TOMLINSON MINERALS JOINT VENTURE	CHESAPEAKE EXPLORATION LLC	11/19/2009	1156	760	I-2009-009762	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5128719-018	OK	WASHITA	TOMLINSON MINERALS JOINT VENTURE NO 2	CHESAPEAKE EXPLORATION LLC	11/19/2009	1156	758	I-2009-009761	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5128719-019	OK	WASHITA	EL DORADO TRUST, JOHN COMEGYS, TRUSTEE	CHESAPEAKE EXPLORATION LLC	3/31/2010	1190	106	I-2010-011088	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5129558-013	OK	WASHITA	PURYEAR, KAREN & TOM	CHESAPEAKE EXPLORATION LLC	10/20/2007	1094	427	I-2008-000138	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: NE/4, NE/4 NW/4, SW/4 NW/4 LTD TO 17,216'
OK5129558-014	OK	WASHITA	REED, PAMELA & ROGER	CHESAPEAKE EXPLORATION LLC	10/20/2007	1093	386	I-2007-013183	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: NE/4, NE/4 NW/4, SW/4 NW/4 LTD TO 17,216'
OK5129558-015	OK	WASHITA	JOLIFF, FRED	CHESAPEAKE EXPLORATION LLC	10/29/2007	1094	423	I-2008-000136	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: NE/4
OK5129558-016	OK	WASHITA	DICKERSON, FORREST A & NETA F TRUST U/T/A LTD	CHESAPEAKE EXPLORATION LLC	10/20/2007	1095	583	I-2008-000517	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: NE/4, NE/4 NW/4, SW/4 NW/4 LTD TO 17,216'
OK5129558-017	OK	WASHITA	MCNATT, J R REV TR U/A/D 5- 20-96, SHARON ANN HALL, S/ TRST	CHESAPEAKE EXPLORATION LLC	11/18/2007	1094	646	I-2008-000214	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4 LTD TO 100' BELOW S.E. OF DES MOINES FM (17,216')
OK5129558-018	OK	WASHITA	MOORE, DEBORAH & T B	CHESAPEAKE EXPLORATION LLC	10/20/2007	1103	591	I-2008-003185	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: NE/4, NE/4 NW/4, SW/4 NW/4 LTD TO 17,216'
OK5129558-019	OK	WASHITA	KNIGHT, MARY SUE & FRANK JR	CHESAPEAKE EXPLORATION LLC	11/20/2007	1097	296	I-2008-001143	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SE/4 NW/4, SW/4 NW/4
OK5129558-020	OK	WASHITA	PHILLIPS FAMILY TR U/T/ A DTD 10-1-99	CHESAPEAKE EXPLORATION LLC	11/14/2007	1099	528	I-2008-001935	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4 LTD TO 100' BELOW S.E. OF DES MOINES FM (17,216')
OK5129558-021	OK	WASHITA	AUSTIN, GLEN EDWARD FAMILY TRUST DATED 9/19/91	CHESAPEAKE EXPLORATION LLC	10/20/2007	1095	714	I-2008-000559	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: NE/4, NE/4 NW/4 LTD TO 17,216'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129558-022	OK	WASHITA	SEARLE, JACK B & TAMARA D	CHESAPEAKE EXPLORATION LLC	2/14/2008	1102	917	I-2008-002940	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,216')
OK5129558-023	OK	WASHITA	OHARA, LINDA	CHESAPEAKE EXPLORATION LLC	7/18/2008	1118	486	I2008 008595	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-024	OK	WASHITA	HOFFMAN JR, BILLY JOE & REBECCA	CHESAPEAKE EXPLORATION LLC	7/13/2008	1116	391	I-2008-007917	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-025	OK	WASHITA	BIZZELL, ROBERT	CHESAPEAKE EXPLORATION LLC	7/18/2008	1116	423	I-2008-007928	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-026	OK	WASHITA	HOFFMAN, NANCY ELLEN	CHESAPEAKE EXPLORATION LLC	7/13/2008	1118	73	I-2008-008471	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-027	OK	WASHITA	CULP, JANE & MITCHELL	CHESAPEAKE EXPLORATION LLC	7/13/2008	1120	44	I-2008-009167	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-032	OK	WASHITA	BIZZELL, GAIL	CHESAPEAKE EXPLORATION LLC	7/27/2009	1145	921	I-2009-006144	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-033	OK	WASHITA	AUSTIN MINERAL INTERESTS, LLC	CHESAPEAKE EXPLORATION LLC	12/21/2009	1159	7	I-2010-000555	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-034	OK	WASHITA	CEKOSKY, MIKE	CHESAPEAKE EXPLORATION LLC	4/15/2010	1167	642	I-2010-003552	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-035	OK	WASHITA	CEKOSKY, ROBERT ANTHONY AKA BOB CEKOSKY	CHESAPEAKE EXPLORATION LLC	4/25/2010	1167	645	I-2010-003553	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5990067-000	OK	WASHITA	OCC #201000652/CD #575976	COI & CELLC, APPLICANTS	6/8/2010				011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: ALL, LIMITED TO THE VIRGILIAN, MISSOURAIN AND DES MOINES COMMON SOURCES OF SUPPLY
OK5128511-022	OK	WASHITA	WALTERS, WAYNE A & SHAWN S 2008 OIL & GAS REV LVG TR	CHESAPEAKE EXPLORATION LLC	12/18/2009	1159	303	I-2010-000657	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NW/4
OK5128511-023	OK	WASHITA	KIRK, DAVID W	CHESAPEAKE EXPLORATION LLC	8/20/2010	1182	790	I-2010-008546	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NW/4
OK5128511-024	OK	WASHITA	COPE, WADE	CHESAPEAKE EXPLORATION LLC	9/3/2010	1182	798	I-2010-008548	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NE/4
OK5128511-025	OK	WASHITA	COPE, MAX G REV TR, DTD 08/13/03, MAX & BETH COPE, TRUSTEES	CHESAPEAKE EXPLORATION LLC	8/31/2010	1186	872	I-2010-009950	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NE/4
OK5128511-026	OK	WASHITA	THE UNITED METHODIST RETIREMENT & HEALTH CARE CENTER, INC	CHESAPEAKE EXPLORATION LLC	1/17/2011	1198	261	I-2011-002958	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NE/4
OK5128511-027	OK	WASHITA	BIZZELL, SUZANNE REVOCABLE TRUST, DATED 11/14/98	CHESAPEAKE EXPLORATION LLC	12/6/2010	1190	877	I-2011-000086	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NW/4
OK5128511-028	OK	WASHITA	OGI INC BY JACK B SEARLE, PRESIDENT	CHESAPEAKE EXPLORATION, LLC	2/9/2011	1199	292	I-2011-003280	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NE/4
OK9270045-002	OK	WASHITA	WESNER, SCOTT	DAVID S THOMPSON & ASSOCIATES	10/16/2007	1088	223	I-2007-011436	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: SW/4
OK9270045-003	OK	WASHITA	POLLARD, SANDRA JOAN AND RONALD	CHESAPEAKE EXPLORATION, LLC	10/12/2010	1188	794	I-2010-010583	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: SW/4
OK9270045-004	OK	WASHITA	RIALTO PRODUCTION COMPANY	CHESAPEAKE EXPLORATION LLC	1/18/2011	1193	857	I-2011-001047	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NW/4, SW/4
OK9270745-003	OK	WASHITA	RILEY, FRANK L	CHESAPEAKE EXPLORATION LLC	3/15/2010	1171	242	I-2010-004822	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: SW/4
OK9270762-000	OK	WASHITA	WOOD, FLORENCE WILIIAMS KIDWELL	CHESAPEAKE EXPLORATION LLC	9/3/2010	1183	793	I-2010-008929	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: N/2 SE/4, SE/4 SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270771-000	OK	WASHITA	MASON, JAMES R AND CHANDRA S	CHESAPEAKE EXPLORATION LLC	11/17/2010	1192	494	I-2011-000578	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: SW/4 SE/4
A00281-2334	OK	WASHITA	HUBBARD , PEARL INDIV & ADMINR	D A BASH AND ASSOCIATES INC	10/7/1980	534	316		011N	018W	0023	NE/4 Sec. 23-11N-18W
A00281-2335	OK	WASHITA	ARNOLD , SAM H	JOSEPH K CASKEY	5/13/1977	464	585		011N	018W	0023	NE/4 Sec. 23-11N-18W
A00281-2336	OK	WASHITA	HALE , VIRGINIA L CARPENTER &	JACK B SMITH	6/7/1977	468	561		011N	018W	0023	NE/4 Sec. 23-11N-18W
A00281-2337	OK	WASHITA	JAVORSKY , ADOLPH & LEA	EL PASO EXPLORATION CO	3/7/1980	518	352		011N	018W	0023	NE/4 Sec. 23-11N-18W
A00991-2373	OK	WASHITA	THOMAS , M V	DYCO PETROLEUM CORP	3/6/1980	517	820		011N	018W	0023	SE/4 Sec. 23-11N-18W
A01852-2379	OK	WASHITA	KLEMME, MARVIN	HARVEY E WHITE ENTERPRISES INC	11/15/1976	458	153		011N	018W	0023	INSOFAR AS TO N/2 SW/4 & SE/4 SW/4 & SE/4 Sec. 23-11N-18W
A01877-2385	OK	WASHITA	WHITE , HARVEY E	ONG EXPLORATION, INC	1/9/1975	440	184		011N	018W	0023	SW/4 SW/4 Sec. 23-11N-18W
A01877-2386	OK	WASHITA	JOHNSTON, MICHAEL R. AND WINDELL J.	J C HILL OIL & GAS INC	1/26/1982	580	165		011N	018W	0023	N/2 SW/4 AND SE/4 SW/4. Sec. 23-11N-18W
A02187-2395	OK	WASHITA	BEADLES , BONNIE L & GARY E	EL PASO NATURAL GAS CO	5/27/1977	467	544		011N	018W	0023	INSOFAR AS TO N/2 SW/4 & SE/4 SW/4 Sec. 23-11N-18W
A02187-2396	OK	WASHITA	SWOPES , JOYCE ANN & THOMAS J.	EL PASO NATURAL GAS CO	5/27/1977	467	542		011N	018W	0023	INSOFAR AS TO N/2 SW/4 & SE/4 SW/4 Sec. 23-11N-18W
A02187-2397	OK	WASHITA	TUCKER , L NADINE	W R GRAY	4/3/1979	500	487		011N	018W	0023	INSOFAR AS TO E/2 SW/4 & NW/4 SW/4 Sec. 23-11N-18W
A02188-2398	OK	WASHITA	JUDY , EARL E & WILLIAM L	HARVEY E WHITE ENERPRISES, INC	1/28/1980	519	671		011N	018W	0023	NW/4 Sec. 23-11N-18W
OK5124595-001	OK	WASHITA	HOWENSTINE, THOMAS ET AL	WHITE, HARVEY E ENTERPRISES	3/4/1977	471	836	7578	011N	018W	0023	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 23: N2SW, SESW; L&E THE KLEMME 2-23 WB.
OK5124595-002	OK	WASHITA	HOWENSTINE, VIOLA ET AL	WHITE, HARVEY E ENTERPRISES	4/14/1977	471	834	7577	011N	018W	0023	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 23: N2SW, SESW, L&E THE KLEMME 2-23 WB
OK3530006-006	OK	WASHITA	WILLIAMSON, EDWIN L	CHESAPEAKE EXPLORATION LP	6/6/2006	1042	257	I-2006-006100	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, NW/4 SW/4, SW/4 SW/4, SE/4 SW/4, SE/4
OK3530006-007	OK	WASHITA	AUSTIN, NAOMI K	CHESAPEAKE EXPLORATION LP	6/7/2006	1042	497	I-2006-006181	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, NW/4 SW/4, SW/4 SW/4, SE/4 SW/4, SE/4
OK3530006-012	OK	WASHITA	CORNELL, SHARON LYNN	CHESAPEAKE EXPLORATION LLC	9/6/2007	1083	607	I-2007-009775	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 LTD TO 17,041'
OK3530006-013	OK	WASHITA	HARRELL, ZELMOND, C/O CHARLES HARRELL	CHESAPEAKE EXPLORATION LLC	10/15/2007	1088	192	I-2007-011419	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 LTD TO 17,041'
OK3530006-014	OK	WASHITA	NIABC, A LIMITED PARTNERSHIP	CHESAPEAKE EXPLORATION LLC	10/15/2007	1088	879	I-2007-011655	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 LTD TO 17,041'
OK3530006-015	OK	WASHITA	HARRELL, CORNELL TRUST, ELLA J HARRELL, ET AL, TRUSTEES	CHESAPEAKE EXPLORATION LLC	10/15/2007	1096	754	I-2008-000911	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 LTD TO 17,041'
OK3530006-016	OK	WASHITA	KLEMME, ROBERT LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	1/10/2008	1099	696	I-2008-002003	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, W/2 SW/4, SE/4 SW/4, SE/4
OK3530006-017	OK	WASHITA	CROZIER, ROBERT	CHESAPEAKE EXPLORATION LLC	2/6/2008	1100	864	I-2008-002235	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SE/4 SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,350')

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3530006-018	OK	WASHITA	WYMAN, LYNDA F	CHESAPEAKE EXPLORATION LLC	2/6/2008	1100	867	I-2008-002236	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SE/4 SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,350')
OK3530006-019	OK	WASHITA	HARRELL, VIRGILENE W REVOCABLE TRUST DTD 07/07/94	CHESAPEAKE EXPLORATION LLC	2/18/2008	1104	179	I-2008-003418	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530006-020	OK	WASHITA	JONES, SHERRY LYNN	CHESAPEAKE EXPLORATION LLC	4/1/2008	1110	922	I-2008-005946	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530006-021	OK	WASHITA	WELSH, DONNA SUE CORNELL	CHESAPEAKE EXPLORATION LLC	4/1/2008	1110	920	I-2008-005945	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530006-023	OK	WASHITA	KLEMME, BRYAN ERIC	CHESAPEAKE EXPLORATION LLC	1/10/2008	1115	454	I-2008-007545	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, W/2 SW/4, SE/4 SW/4, SE/4
OK3530006-024	OK	WASHITA	KLEMME, MICHAEL LYNN	CHESAPEAKE EXPLORATION LLC	1/10/2008	1115	456	I-2008-007546	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, W/2 SW/4, SE/4 SW/4, SE/4
OK3530006-025	OK	WASHITA	CORNELL, PATRICK T	CHESAPEAKE EXPLORATION LLC	9/6/2007	1082	807	I-2007-009467	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530006-026	OK	WASHITA	WALKER, KATHLEEN C LIV TR, KATHLEEN & JAMES WALKER, COTRST	CHESAPEAKE EXPLORATION LLC	9/6/2007	1082	810	I-2007-009468	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-002	OK	WASHITA	BUFFING, LEE ROY & MALINDA	CHESAPEAKE EXPLORATION LP	8/10/2006	1048	136	I-2006-008336	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SE/4 LTD TO 17,041
OK3530017-004	OK	WASHITA	WILLIAMSON, HUGH R	CHESAPEAKE EXPLORATION LP	6/6/2006	1042	259	I-2006-006101	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, NW/4 SW/4, SW/4 SW/4, SE/4 SW/4, SE/4
OK3530017-005	OK	WASHITA	EAGLE, MARTHA MARIE A/K/A MRS GRANT EAGLE	CHESAPEAKE EXPLORATION LLC	8/31/2007	1084	513	I-2007-010123	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 LTD TO 17,505'
OK3530017-006	OK	WASHITA	CORNELL, MARGARET IRENE, A/K/A MARGARET IRENE MEENAN	CHESAPEAKE EXPLORATION LLC	9/7/2007	1086	307	I-2007-010721	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 LTD TO 17,041'
OK3530017-007	OK	WASHITA	CORNELL, ANNE MARIE	CHESAPEAKE EXPLORATION LLC	10/2/2007	1088	863	I-2007-011648	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-008	OK	WASHITA	CORNELL, JAN MARION, A/K/A JAN MARION ARTECONA	CHESAPEAKE EXPLORATION LLC	10/2/2007	1093	831	I-2007-013323	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-009	OK	WASHITA	CORNELL, MARTHA CHRISTINE	CHESAPEAKE EXPLORATION LLC	10/2/2007	1094	815	I-2008-000273	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-010	OK	WASHITA	JONES- KALKMAN MINERAL COMPANY	CHESAPEAKE EXPLORATION LLC	1/21/2008	1097	656	I-2008-001271	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, NW/4 SW/4, NE/4 SW/4 LTD TO 16,991'
OK3530017-011	OK	WASHITA	KIRSCHNER, MICHAEL PAUL	CHESAPEAKE EXPLORATION LLC	2/14/2008	1103	645	I-2008-003205	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,350')
OK3530017-012	OK	WASHITA	GREEN, JOHN ROBERT F/K/A CORNELL	CHESAPEAKE EXPLORATION LLC	4/1/2008	1108	777	I-2008-005173	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-013	OK	WASHITA	GREEN, HELEN T, HEIR OF THOMAS ROSS CORNELL	CHESAPEAKE EXPLORATION LLC	4/1/2008	1108	779	I-2008-005174	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-014	OK	WASHITA	COLEMAN, GEORGIA ANN	CHESAPEAKE EXPLORATION LLC	4/1/2008	1109	719	I-2008-005550	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-015	OK	WASHITA	WALSH MINERAL PROPERTIES, LLC	CHESAPEAKE EXPLORATION LLC	5/12/2008	1123	428	I-2008-010467	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: NE/4 SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3530031-000	OK	WASHITA	ST/OK - CLO CS- 25762	CHESAPEAKE EXPLORATION LP	9/28/2006	1057	848	I-2007-000335	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: E/2 NW/4
OK3530051-000	OK	WASHITA	ST/OK - CS-25663	CHESAPEAKE EXPLORATION LP	7/21/2006	1047	663	I-2006-008174	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: NE/4 LTD TO DES MOINES GRANITE WASH
OK353006-022	OK	WASHITA	KLEMME, TERRY WAYNE	CHESAPEAKE EXPLORATION LLC	1/10/2008	1115	452	I-2008-007544	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, SE/4 SW/4, W/2 SW/4, SE/4
OK9270170-001	OK	WASHITA	BUFFING, LEE ROY & MALINDA LOU	ROBERT W MOORE	1/27/1977	460	3	688	011N	018W	0024	INSOFAR & ONLY SO FAR AS: TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SE/4
OK9270358-001	OK	WASHITA	OCC #554153/CD #200801621	COI-CELLC	5/15/2008			UNRECORDED	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: ALL LTD TO THE MISSOURIAN GRANITE WASH & DES MOINES GRANITE WASH
A00278-2330	OK	WASHITA	GALLASPY , GEORGE , ET AL	BILL J BROWN	12/29/1981	540	146		011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: NW/4 SE/4
A00278-5225	OK	WASHITA	SCHMIDT, EDGER & MAMIE, H/W	ROBERT W MOORE	4/30/1973	424	583	2041	011N	018W	0025	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 25: S2SE, NESE
A00279-2331	OK	WASHITA	AMERICAN FLETCHER NATIONAL BANK , TR.	D A BASH AND ASSOCIATES INC	4/24/1981	553	271		011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: E/2 NW/4, SW/4 NW/4
A00280-2332	OK	WASHITA	EVANS, JOHN K	D A BASH AND ASSOCIATES INC	4/27/1981	553	275		011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
A00280-2333	OK	WASHITA	MYERS , PAMELA S	D A BASH AND ASSOCIATES INC	4/27/1981	553	274		011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270052-001	OK	WASHITA	BOSE, EDWARD J & MARIE	CHALFANT, MAGEE & CLIFTON, INC	2/18/1977	463	942	2977	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: NW/4 NW/4
OK9270052-002	OK	WASHITA	ST/OK - EI-2808	ROBERT W MOORE	3/14/1978	483	290	3438	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: NW/4 NW/4
OK9270053-001	OK	WASHITA	ROZMAN, MAE ALICE & EVANS, ALICE O	HARVEY E WHITE ENTERPRISES INC	4/20/1977	466	746	4771	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270053-002	OK	WASHITA	MACDOUGALL, FAY LOUISE	HARVEY E WHITE ENTERPRISES INC	4/20/1977	466	742	4769	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270053-003	OK	WASHITA	GRIFFITH, JENNIE E	HARVEY E WHITE ENTERPRISES INC	5/20/1977	466	802	4799	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270053-004	OK	WASHITA	PARRISH, ROBERT E, ET AL	HARVEY E WHITE ENTERPRISES INC	4/20/1977	466	244	4770	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270053-005	OK	WASHITA	MEGERT, VIOLA	CHALFANT, MAGEE & CLIFTON, INC	2/15/1977	462	455	2167	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270053-006	OK	WASHITA	BOYD, MARION L	HARVEY E WHITE ENTERPRISES INC	4/20/1977	466	740	4768	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270146-001	OK	WASHITA	OCC #231708/CD #101580	EXXON CORPORATION	1/18/1983				011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: ALL, BROWN DOLOMITE, DOUGLAS, HOXBAR, DES MOINES, MISSOURIAN GRANITE WASH, DES MOINES GRANITE WASH, SKINNER COMMON SOURCES OF SUPPLY
OK9270169-001	OK	WASHITA	WALSH, DORIS A	SPECTRA ENERGY CORP	7/13/1981	563	389	14165	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: NW/4 SE/4
OK5126923-001	OK	WASHITA	EDWARD J. BOSE, ET UX	CHALFANT MAGEE & CLIFTON	2/18/1977	463	940		011N	018W	0026	TOWNSHIP 11 NORTH, RANGE 18 WEST: SECTION 26: E/2 SW/4 , NE/4 , SE/4 NW/4, LIMITED TO THE OSU 2-26 WELLBORE.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5126923-002	OK	WASHITA	ST/OK - CLO EI- 2809	ROBERT W MOORE	3/14/1978	483	292		011N	018W	0026	TOWNSHIP 11 NORTH, RANGE 18 WEST: SECTION 26: NE/4, LIMITED TO THE OSU 2-26 WB.
OK5126923-003	OK	WASHITA	ST/OK - CLO EI- 2810	ROBERT W MOORE	3/14/1978	483	294		011N	018W	0026	TOWNSHIP 11 NORTH, RANGE 18 WEST: SECTION 26: SE/4 NW/4 , E/2 SW/4, LIMITED TO THE OSU 2-26 WB.
OK5126924-000	OK	WASHITA	WETER, LILLIE, ET AL	ROBERT W MOORE	8/10/1972	417	191		011N	018W	0026	TOWNSHIP 11 NORTH, RANGE 18 WEST: SECTION 26: SE/4, LIMITED TO THE OSU 2-26 WB.
OK5126925-001	OK	WASHITA	BRADY, ROBERT AUSTIN	EXXON CORP	2/17/1983	611	558		011N	018W	0026	TOWNSHIP 11 NORTH, RANGE 18 WEST: SECTION 26: W/2 SW/4, LIMITED TO THE OSU 2-26 WB.
OK5126925-002	OK	WASHITA	RAINBOLT, VENDA C., ET AL	JACK B SMITH	5/7/1977	474	966		011N	018W	0026	TOWNSHIP 11 NORTH, RANGE 18 WEST: SECTION 26: W/2 SW/4, LIMITED TO THE OSU 2-26 WB.
A02020-3378	OK	WASHITA	ROCKET OIL AND GAS COMPANY , ET AL	AN - SON CORPORATION	3/4/1982	582	423		011N	018W	0027	E/2 SW/4 & W/2 SE/4 LIMITED TO RIGHTS OUTSIDE AND EXCLUSIVE OF THE WELLBORES OF THE ANTELOPE #1-27 AND ANTELOPE #2-27 WELLS Sec. 27-11N-18W
A02020-3379	OK	WASHITA	BAIRD , M M & INEZ	W. E. MILLS	12/7/1973	429	814		011N	018W	0027	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 27: E/2 SW/4 & W/2 SE/4 LIMITED TO RIGHTS OUTSIDE AND EXCLUSIVE OF THE WELLBORES OF THE ANTELOPE #1-27 AND ANTELOPE #2-27 WELLS
A03368-10234	OK	WASHITA	FOTH , WALTER & ESTER M	RED LAND ENERGY CO	7/27/1978	488	825	440730	011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: E2SW, W2SE LIMITED TO RIGHTS OUTSIDE AND EXCLUSIVE OF THE WELLBORES OF THE ANTELOPE #1-27 AND ANTELOPE #2-27 WELLS
OK5121095-001	OK	WASHITA	LADD PETROLEUM CORPORATION	INEXCO OIL COMPANY	5/19/1980	522	689		011N	018W	0027	W/2 SE/4; E/2 SW/4 ANTELOPE 1-27
OK5121095-002	OK	WASHITA	BOSE, JOHN AND FREDA, HIS WIFE	HARVEY E WHITE ENTERPRISES,INC	2/5/1979	498	23		011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: NE/4 NE/4
OK5121095-003	OK	WASHITA	HOEPFNER, MARY AND HARVEY, HER HUSBAND, ET AL	EL PASO NATURAL GAS COMPANY	10/26/1978	494	976		011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: NE/4 NE/4
OK5121095-004	OK	WASHITA	ROSE, MAYME M, A SINGLE WOMAN	HARVEY E WHITE ENTERPRISES,INC	11/21/1978	497	696		011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: NE/4 NE/4
OK5121095-005	OK	WASHITA	KLINZMAN, ELLA MAE AND ARTHUR, HER HUSBAND	HARVEY E WHITE ENTERPRISES,INC	11/21/1978	497	700		011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: NE/4 NE/4
OK5121095-006	OK	WASHITA	WORKMAN, CHARLES AND NADYNE, HIS WIFE	HARVEY E WHITE ENTERPRISES,INC	11/21/1978	497	706		011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: NE/4 NE/4
OK5121095-007	OK	WASHITA	BUEHLER, DORA, A SINGLE WOMAN, ET AL	EL PASO NATURAL GAS COMPANY	11/22/1978	494	981		011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: NE/4 NE/4
OK9270211-001	OK	WASHITA	WESNER, SCOTT	DAVID S THOMPSON & ASSOCIATES	9/12/2007	1088	237	I-2007-011443	011N	018W	0028	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 28: NW/4, W/2 SW/4
OK9270775-001	OK	WASHITA	SMITH, KENNETH C REV TRUST	CHESAPEAKE EXPLORATION LLC	11/29/2010	1190	736	I-2011-000049	011N	018W	0028	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 28: NE/4, E/2 SE/4
OK9270775-002	OK	WASHITA	MAP2004-OK	CHESAPEAKE EXPLORATION	5/12/2011	1208	600	I-2011-005793	011N	018W	0028	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 28: W2NE,NW,NWSW
OK9270880-001	OK	WASHITA	CHURCH OF CHRIST	CHESAPEAKE EXPLORATION LLC	3/25/2011	1201	55	I-2011-003893	011N	018W	0028	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 28: E/2 SW/4, W/2 SE/4
OK9270880-002	OK	WASHITA	MEE, DAVID EDWARD	CHESAPEAKE EXPLORATION LLC	4/19/2011	1200	664	I-2011-003775	011N	018W	0028	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 28: E/2 SW/4, W/2 SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270880-003	OK	WASHITA	BELL, JENNIFER K TANNER AKA JENNIFER K	CHESAPEAKE EXPLORATION LLC	5/12/2011	1204	935	I-2011-004886	011N	018W	0028	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 28: E/2 SW/4, W/2 SE/4
OK9270212-001	OK	WASHITA	WESNER, SCOTT	DAVID S THOMPSON & ASSOCIATES	9/12/2007	1088	235	I-2007-011442	011N	018W	0029	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 29: E/2 SE/4, SE/4 NE/4
OK9270213-001	OK	WASHITA	REEDER, SR, THE LIVING TRUST DATED 7/16/96	DAVID S THOMPSON & ASSOCIATES	9/21/2007	1088	231	I-2007-011440	011N	018W	0029	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 29: N/2 NE/4, SW/4 NE/4, NW/4 SE/4, NW/4, SW/4, NORTH 30 ACRES OF SW/4 SE/4
OK9270213-002	OK	WASHITA	NEWMAN, THE LUTHER B REVOCABLE TRUST DATED 8/15/96	DAVID S THOMPSON & ASSOCIATES	9/21/2007	1088	227	I-2007-011438	011N	018W	0029	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 29: N/2 NE/4, SW/4 NE/4, NW/4 SE/4, NW/4, SW/4, NORTH 30 ACRES OF SW/4 SE/4
OK9270213-003	OK	WASHITA	NEWMAN, THE JANICE ANN REVOCABLE TRUST DATED 8/15/96	DAVID S THOMPSON & ASSOCIATES	9/21/2007	1088	225	I-2007-011437	011N	018W	0029	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 29: N/2 NE/4, SW/4 NE/4, NW/4 SE/4, NW/4, SW/4, NORTH 30 ACRES OF SW/4 SE/4
OK5122768-001	OK	WASHITA	OCC #413256	BARRETT RESOURCES CORPORATION	6/16/1997				011N	018W	0030	SEC 30-11N-18W: ALL
OK5126927-001	OK	WASHITA	FELLERS, LINA LEE	ANDERMAN/ SMITH & COMPANY	7/18/1994	812	668		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: E2
OK5126927-002	OK	WASHITA	REEDER, JAMES D ET UX	ANDERMAN/ SMITH & COMPANY	7/18/1994	812	670		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: E2
OK5126927-003	OK	WASHITA	WILSON, MAEDELLE M TRUST	ARROWHEAD RESOURCES INC	1/5/1996	830	689		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-012	OK	WASHITA	BLUMENTHAL, DUNNIE ET UX	BLACKROCK RESOURCES LLC	5/1/1997	854	1016		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-013	OK	WASHITA	PENDLETON, DANNY L ET UX	BLACKROCK RESOURCES LLC	4/16/1997	854	1018		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-014	OK	WASHITA	GARTHRIGHT, MICHAEL L ETAL	BLACKROCK RESOURCES LLC	4/18/1997	855	175		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-015	OK	WASHITA	JORDAN, GLENDA E ET VIR	BLACKROCK RESOURCES LLC	5/12/1997	855	1101		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-016	OK	WASHITA	BLAKELY, HERBERT S	BLACKROCK RESOURCES LLC	5/29/1997	856	227		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-017	OK	WASHITA	WADE, WAYNE ET UX	BLACKROCK RESOURCES LLC	5/6/1997	856	229		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-018	OK	WASHITA	BONNY, JACK	BLACKROCK RESOURCES LLC	6/6/1997	868	435		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126928-001	OK	WASHITA	JERRY SULLIVAN ETUX	ANDERMAN/ SMITH & COMPANY	7/18/1994	812	672		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: SW
OK5126928-002	OK	WASHITA	MCLAUGHLIN, LAVONA M	ANDERMAN/ SMITH & COMPANY	7/27/1994	812	633		011N	018W	0030	TOWNSHIP 11 NORTH- RANGE 18 WEST SECTION 30: SW
OK5126928-003	OK	WASHITA	NEESE, FRANK	ANDERMAN/ SMITH & COMPANY	8/15/1994	813	108		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: SW
OK5126928-011	OK	WASHITA	WOODS, EDITH	BLACKROCK RESOURCES LLC	4/14/1997	868	437		011N	018W	0030	SEC 30-11N-18W: LOTS 3 & 4, & E/2 SW/4
OK5126928-012	OK	WASHITA	ARCHER, BRENDA LOU COLLINS	BLACKROCK RESOURCES LLC	5/7/1997	868	439		011N	018W	0030	SEC 30-11N-18W: LOTS 3 & 4, & E/2 SW/4
OK5126928-013	OK	WASHITA	NEECE, SONDRA	BLACKROCK RESOURCES LLC	5/8/1997	868	441		011N	018W	0030	SEC 30-11N-18W: LOTS 3 & 4, & E/2 SW/4
OK5126929-001	OK	WASHITA	NIX, LOIS C	ANDERMAN/ SMITH & COMPANY	7/20/1994	812	674		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: NW
OK5126929-002	OK	WASHITA	HULL, MARLIN LESLIE	ANDERMAN/ SMITH & COMPANY	7/25/1994	812	676		011N	018W	0030	TOWNSHIP 11N RANGE 18W SECTION 30: NW
OK5126929-003	OK	WASHITA	DICK, ROSEMARY SUSAN HULL	ANDERMAN/ SMITH & COMPANY	7/25/1994	812	678		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: NW
OK5126929-004	OK	WASHITA	HULL, ALAN HARLEY	ANDERMAN/ SMITH & COMPANY	7/25/1994	812	680		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: NW
OK5126929-005	OK	WASHITA	HULL, ROGER TALBOT	ANDERMAN/ SMITH & COMPANY	7/25/1994	812	635		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: NW
35-001984-001	OK	WASHITA	WEST, LLOYD O	CHESAPEAKE EXPLORATION, LLC	7/25/2011	1212	517	I-2011-006709	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: N2SE
35-001984-002	OK	WASHITA	CLOW, JUDITH A	CHESAPEAKE EXPLORATION, LLC	7/25/2011	1212	514	I-2011-006708	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: N2SE
OK9270214-001	OK	WASHITA	REEDER, SR, THE LIVING TRUST DATED 7/16/96	DAVID S THOMPSON & ASSOCIATES	9/21/2007	1088	229	I-2007-011439	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270750-001	OK	WASHITA	OGI, INC	CHESAPEAKE EXPLORATION LLC	5/26/2010	1175	1046	I-2010-006398	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: NE/4
OK9270750-002	OK	WASHITA	ENERGY PROPERTIES LIMITED L P	CHESAPEAKE EXPLORATION LLC	10/27/2010	1187	523	I-2010-010144	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: NE/4
OK9270750-003	OK	WASHITA	WESTON PASS PARTNERS, LLC	CHESAPEAKE EXPLORATION LLC	10/25/2010	1187	520	I-2010-010143	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: NE/4
OK9270750-004	OK	WASHITA	APPLE BLOSSOM ROYALTIES LLC	CHESAPEAKE EXPLORATION LLC	11/10/2010	1189	233	I-2010-010777	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: NE/4
OK9270762-001	OK	WASHITA	MAP2004-OK	CHESAPEAKE EXPLORATION LLC	8/12/2010	1184	218	I-2010-009041	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: N/2 SE/4
OK9270776-001	OK	WASHITA	FARMERS ROYALTY COMPANY	CHESAPEAKE EXPLORATION LLC	12/2/2010	1192	480	I-2011-000574	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: S/2 SE/4
OK0000553-001	OK	WASHITA	WETER, LILLIE	ROBERT W MOORE	8/18/1971	406	491		011N	018W	0035	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 35: S2
OK3530258-001	OK	WASHITA	DELP, JUNIOR & MARY FAYE	CHESAPEAKE EXPLORATION LP	3/22/2007	1067	977		011N	019W	0002

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 2: LOTS 19-22, BLK 7, ORIGINAL TOWNSITE OF FOSS, LOTS 1-24, BLK 1, LOTS 1-24, BLK 3, LOTS 1-24, BLK 4, LOTS 1-7 & 13-24, BLK 5, LOTS 1-24, BLK 6, LOTS 19-22, BLK 8, AND LOTS 1-24, BLK 9, LOTS 1-6 & 23-24, BLK 8, FIRST ADDITION TO THE TOWN ON FOSS, OKLAHOMA

OK5124306-018	OK	WASHITA	ST/OK - CLO UP-703	CHESAPEAKE EXPLORATION LP	7/21/2006	1047	666	I-2006-008175	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: SW/4 (1/2 M.R.) LTD TO DES MOINES GRANITE WASH
OK5124306-019	OK	WASHITA	HEINRICHS, N DALE & ANN	CHESAPEAKE EXPLORATION LP	1/5/2007	1067	204		011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: SW/4 LTD TO 16,927'
OK5124306-020	OK	WASHITA	EGGLESTON, CHERRI ANNE	CHESAPEAKE EXPLORATION LP	6/19/2007	1078	162	I-2007-007865	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: SW/4
OK5124306-021	OK	WASHITA	FINNELL- MULINIX, TERRI	CHESAPEAKE EXPLORATION LP	6/19/2007	1079	95	I-2007-008182	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: SW/4
OK5124306-022	OK	WASHITA	SEIBOLD ENERGY CO, INC	CHESAPEAKE EXPLORATION LLC	12/13/2007	1097	66	I-2008-001052	011N	019W	0002

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 2: SW/4

SECTION 2: LOTS 1-24, BLOCK 10

LOTS 13-20, BLOCK 15

1ST ADDITION TO THE TOWN OF FOSS

SECTION 2: LOTS 3 & 5-24, BLOCK 13

LOTS 1-24, BLOCK 14

LOTS 1-24, BLOCK 15

LOTS 1-24, BLOCK 16

LOTS 1-24, BLOCK 17

LOTS 7-24, BLOCK 18

LOTS 1-6, BLOCK 19

LOTS 1-22, BLOCK 20

LOTS 1-24, BLOCK 21

2ND ADDITION TO THE TOWN OF FOSS

OK5128332-013	OK	WASHITA	WORD, GENIVE	CHESAPEAKE EXPLORATION LP	12/12/2006	1060	597	I-2007-001399	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-014	OK	WASHITA	MOUSE, MONTE MARK	CHESAPEAKE EXPLORATION LP	12/12/2006	1060	809	I-2007-001477	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128332-015	OK	WASHITA	MOUSE, MELANI MARQUE	CHESAPEAKE EXPLORATION LP	12/12/2006	1060	595	I-2007-001398	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-016	OK	WASHITA	MOUSE, SHEILA	CHESAPEAKE EXPLORATION LP	12/12/2006	1060	811	I-2007-001478	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-017	OK	WASHITA	KENT, MONTE LYNN A/K/A MONTE LYNN MOUSE	CHESAPEAKE EXPLORATION LP	12/18/2006	1062	809	I-2007-002225	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-018	OK	WASHITA	MOUSE, LESLIE MERVIN & SAUNDRA	CHESAPEAKE EXPLORATION LP	12/12/2006	1062	435	I-2007-002087	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-019	OK	WASHITA	MOUSE, HEATHER A/K/A HEATHER KOEHN	CHESAPEAKE EXPLORATION LP	12/15/2006	1062	496	I-2007-002110	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-020	OK	WASHITA	TOLIN, MELISSA	CHESAPEAKE EXPLORATION LP	12/15/2006	1061	404	I-2007-001711	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-021	OK	WASHITA	MOUSE, STEPHANIE	CHESAPEAKE EXPLORATION LP	12/15/2006	1062	488	I-2007-002107	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3 & 4, S/2 NW/4
OK5128332-022	OK	WASHITA	MOUSE, STACEY	CHESAPEAKE EXPLORATION LP	12/15/2006	1063	128	I-2007-002352	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3 & 4, S/2 NW/4
OK5128332-023	OK	WASHITA	MOUSE, JANELLE NOW JACKSON	CHESAPEAKE EXPLORATION LP	12/15/2006	1061	402	I-2007-001710	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-024	OK	WASHITA	FANNING, TERRI MARGENE MOUSE	CHESAPEAKE EXPLORATION LP	12/18/2006	1074	289	I-2007-006428	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW
OK5128332-025	OK	WASHITA	MOUSE, MARVIN ARTHUR	CHESAPEAKE EXPLORATION LP	12/12/2006	1060	251	I-2007-001295	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-026	OK	WASHITA	MAP2003-NET	CHESAPEAKE EXPLORATION LP	6/28/2007	1077	236	I-2007-007545	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3 AND 4 AND S/2 NW/4 LTD TO 16,927'
OK5128332-027	OK	WASHITA	ALLAR COMPANY	CHESAPEAKE EXPLORATION LP	6/22/2007	1078	615	I-2007-007995	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4; S/2 OF NW/4 LTD TO 16,827'
OK5128379-005	OK	WASHITA	JONES, WANDA G	CHESAPEAKE EXPLORATION LP	1/23/2007	1067	145	I-2007-003930	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOT 1, SE/4 NE/4, A/D/A E/2 NE/4
OK5128379-006	OK	WASHITA	BALL, ALYCE LEA	CHESAPEAKE EXPLORATION LP	1/23/2007	1067	157		011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOT 1, SE/4 NE/4, A/D/A E/2 NE/4
OK5128379-007	OK	WASHITA	CAMP, JO N, F/K/ A JO N JONES	CHESAPEAKE EXPLORATION LP	1/23/2007	1072	285	I-2007-005747	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOT 1, SE/4 NE/4 A/D/A E/2 NE/4
OK5128379-008	OK	WASHITA	KILCREASE, JAMES G	CHESAPEAKE EXPLORATION LP	1/23/2007	1075	254	I-2007-006767	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOT 1, SE/4 NE/4, A/D/A E/2 NE/4
OK5128379-009	OK	WASHITA	BEUTLER, BENNIE	FLESHMAN AGENCY, INC.	5/7/2007	1071	299	I-2007-005400	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5128379-010	OK	WASHITA	BEUTLER, RHETT J	FLESHMAN AGENCY, INC.	5/7/2007	1071	301	I-2007-005401	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK9270005-001	OK	WASHITA	DODSON, CARL GREGORY	CHESAPEAKE EXPLORATION LLC	10/12/2007	1088	357	I-2007-011503	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 14, 1ST ADDITION TO TOWN OF FOSS
OK9270005-002	OK	WASHITA	GRETEMAN, MANDELL & LAQUITTA	CHESAPEAKE EXPLORATION LLC	11/6/2007	1093	394	I-2007-013186	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 7, ORIGINAL TOWNSITE OF FOSS
OK9270005-003	OK	WASHITA	GRETEMAN, DONALD GENE & BARBARA ANN REV LIV TR	CHESAPEAKE EXPLORATION LLC	10/12/2007	1101	532	I-2008-002476	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 7 ORIGINAL, TOWNSITE OF FOSS

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270005-004	OK	WASHITA	BARNHART, TODD ALAN	CHESAPEAKE EXPLORATION LLC	3/20/2008	1109	285	I-2008-005379	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLK 14, 1ST ADDITION TO THE TOWN OF FOSS
OK9270005-005	OK	WASHITA	GLASGOW, DEBORA GALE	CHESAPEAKE EXPLORATION LLC	2/15/2008	1105	457	I-2008-003902	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-6, BLOCK 14, ADDITION TO THE TOWN OF FOSS
OK9270012-000	OK	WASHITA	HOWES, LARRY & DORINDA	CHESAPEAKE EXPLORATION LLC	10/12/2007	1091	862	I-2007-012636	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 2-6; BLOCK 35; ORIGINAL TOWNSITE OF FOSS
OK9270013-000	OK	WASHITA	HOWES, LARRY P & DORINDA P	CHESAPEAKE EXPLORATION LLC	10/12/2007	1091	866	I-2007-012638	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 5-6, BLOCK 13; 1ST ADDITION TO THE TOWN OF FOSS
OK9270014-000	OK	WASHITA	HOWES, JANE & LARRY	CHESAPEAKE EXPLORATION LLC	10/12/2007	1091	864	I-2007-012637	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 11-14, S/2 LOT 10, BLOCK 11; 1ST ADDITION TO THE TOWN OF FOSS
OK9270015-000	OK	WASHITA	DEUTSCHENDORF, W J & EDA LOU	CHESAPEAKE EXPLORATION LLC	10/20/2007	1092	105	I-2007-012756	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 9-12, BLOCK 22; ORIGINAL TOWNSITE OF FOSS
OK9270016-000	OK	WASHITA	LEE, HENRY	CHESAPEAKE EXPLORATION LLC	10/12/2007	1091	853	I-2007-012632	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-5, BLOCK 17; 1ST ADDITION TO THE TOWN OF FOSS
OK9270017-000	OK	WASHITA	JOHNSON, LOIS R, LIVING TR DTD 5/28/98	CHESAPEAKE EXPLORATION LLC	10/12/2007	1091	857	I-2007-012634	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 13, 1ST ADDITION TO THE TOWN OF FOSS
OK9270018-001	OK	WASHITA	SCHONES, VERNA L	CHESAPEAKE EXPLORATION LLC	10/20/2007	1092	299	I-2007-012833	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-24, BLOCK 13, 1ST ADDITION TO THE TOWN OF FOSS
OK9270018-002	OK	WASHITA	PRESCOTT, KENNETH N	CHESAPEAKE EXPLORATION LLC	10/20/2007	1092	301	I-2007-012834	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-24, BLOCK 13, 1ST ADDITION TO THE TOWN OF FOSS
OK9270018-003	OK	WASHITA	PRESCOTT, CURTIS E	CHESAPEAKE EXPLORATION LLC	10/20/2007	1096	165	I-2005-000715	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-24, BLOCK 13, 1ST ADDITION TO THE TOWN OF FOSS
OK9270019-000	OK	WASHITA	SULLIVAN, NELDA J	CHESAPEAKE EXPLORATION LLC	10/20/2007	1091	1014	I-2007-012698	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-24, BLOCK 13; 1ST ADDITION TO THE TOWN OF FOSS
OK9270026-001	OK	WASHITA	FINNELL- MULINIX, TERRI	CHESAPEAKE EXPLORATION LLC	10/12/2007	1093	31	I-2007-013085	011N	019W	0002

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 2: LOTS 1-24; BLOCK 10; LOTS 13-20; BLOCK 15; 1ST ADDITION TO THE TOWN OF FOSS; LOT 3 & 5-24; BLOCK 13; LOTS 1-24; BLOCK 14; LOTS 1-24; BLOCK 15; LOTS 1-24; BLOCK 16; LOTS 1-24; BLOCK 17; LOTS 7-24; BLOCK 18; LOTS 1-6; BLOCK 19; LOTS 1-22; BLOCK 20; LOTS 1-24; BLOCK 21; 2ND ADDITION TO THE TOWN OF FOSS; LOTS 1-2 & 8; BLOCK 8; ORIGINAL TOWNSITE OF FOSS; LOTS 5-12 & W. 60' 21-24; BLOCK 15; 1ST ADDITION TO THE TOWN OF FOSS; LOTS 1-6; BLOCK 18; 2ND ADDITION TO THE TOWN OF FOSS

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270026-002	OK	WASHITA	EGGLESTON, CHERRI ANNE	CHESAPEAKE EXPLORATION LLC	10/12/2007	1094	674	I-2008-000223	011N	019W	0002

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 2: LOTS 1-24, BLOCK 10, LOTS 13-20, BLOCK 15, 1ST ADDITION TO THE TOWN OF FOSS, LOTS 3, 5-24, BLOCK 13, LOTS 1-24, BLOCKS 14-17, LOTS 7-24, BLOCK 18, LOTS 1-6, BLOCK 19, LOTS 1-22, BLOCK 20, LOTS 1-24, BLOCK 21, 2ND ADDITION TO THE TOWN OF FOSS, LOTS 1-2 & 8, BLOCK 8, ORIGINAL TOWNSITE OF FOSS, LOTS 5-12, W 60' 21-24, BLOCK 15, 1ST ADDITION TO THE TOWN OF FOSS, LOTS 1-6, BLOCK 18, 2ND ADDITION TO THE TOWN OF FOSS

OK9270027-000	OK	WASHITA	HALL, LARRY J & SHARON	CHESAPEAKE EXPLORATION LLC	10/12/2007	1094	672	I-2008-000222	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-12, BLOCK 12; 1ST ADDITION TO THE TOWN OF FOSS
OK9270028-000	OK	WASHITA	ROWLAN, ROY C TR, ROY C ROWLAN, TRST	CHESAPEAKE EXPLORATION LLC	10/12/2007	1091	848	I-2007-012630	011N	019W	0002

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 2: A TRACT OF LAND IN THE SE/4 DESCRIBED AS BEGINNING AT A POINT ON THE S LINE OF SAID SE/4 730' W OF THE SE/C SE/4, THENCE DUE W ALONG S LINE OF SE/4 TO A POINT WHERE THE S LINE OF THE SE/4 INTERSECTS THE SE LINE OF THE RR ROW, THENCE NORTHEASTERNLY ALONG SAID ROW A DISTANCE OF 756', THENCE SOUTHEASTERNLY TO THE POB.

LTD TO 16,927'

OK9270039-001	OK	WASHITA	HOWELL, ELIZAEBETH V	CHESAPEAKE EXPLORATION LLC	10/12/2007	1094	221	I-2008-000064	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-4, E 80' 21-24, BLOCK 15, 1ST ADDITION TO THE TOWN OF FOSS
OK9270040-001	OK	WASHITA	DAVIS, RON & TERESA	CHESAPEAKE EXPLORATION LLC	10/20/2007	1095	559	I-2008-000506	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-10, BLOCK 8, 1ST ADDITION TO THE TOWN OF FOSS
OK9270044-000	OK	WASHITA	BLAYLOCK, TIMOTHY STEVEN & NICOLE	CHESAPEAKE EXPLORATION LLC	10/20/2007	1095	564	I-2008-000508	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 5-7, BLOCK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270063-001	OK	WASHITA	WEICHEL, KATHY	CHESAPEAKE EXPLORATION LLC	2/20/2008	1102	870	I-2008-002922	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-14, BLOCK 8, LOTS 13-24, BLOCK 21, LOTS 13-18, BLOCK 22, ORIGINAL TOWNSITE OF FOSS
OK9270064-001	OK	WASHITA	DAVIS SR, WELDON K	CHESAPEAKE EXPLORATION LLC	2/14/2008	1101	335	I-2008-002399	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 8-12, BLOCK 5, 1ST ADDITION TO THE TOWN OF FOSS
OK9270070-001	OK	WASHITA	TOWN OF FOSS	CHESAPEAKE EXPLORATION LLC	2/20/2008	1105	628	I-2008-003978	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-5, BLK 21, LOTS 5-7, 20-24, BLK 8, LOT 6, BLK 21, LOT 1, BLK 35, ORIGINAL TOWNSITE OF FOSS
OK9270071-002	OK	WASHITA	STERMER, JILL LEIGH	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	319	I-2008-004234	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLK 14, 1ST ADDITION TO THE TOWN OF FOSS
OK9270071-003	OK	WASHITA	HOWARD, MARILYN	CHESAPEAKE EXPLORATION LLC	2/2/2008	1106	325	I-2008-004237	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 14, 1ST ADDITION TO THE TOWN OF FOSS

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270071-004	OK	WASHITA	STONE, SUSAN	CHESAPEAKE EXPLORATION LLC	2/2/2008	1106	323	I-2008-004236	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 14, 1ST ADDITION TO THE TOWN OF FOSS
OK9270071-005	OK	WASHITA	PENDERGRAFT, ANN	CHESAPEAKE EXPLORATION LLC	2/2/2008	1106	321	I-2008-004235	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 14, 1ST ADDITION TO THE TOWN OF FOSS
OK9270072-001	OK	WASHITA	PITZER, OMA JUNE & H W	CHESAPEAKE EXPLORATION LLC	2/4/2008	1105	848	I-2008-004059	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 15-18, BLK 8, LOTS 19-24, BLK 14, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-001	OK	WASHITA	PRICE JR, C A	CHESAPEAKE EXPLORATION LLC	3/28/2008	1108	9	I-2008-004893	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-002	OK	WASHITA	PRICE, LOIS	CHESAPEAKE EXPLORATION LLC	4/3/2008	1108	955	I-2008-005239	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-003	OK	WASHITA	DELP, MARY FAYE	CHESAPEAKE EXPLORATION LLC	3/28/2008	1108	310	I-2008-005013	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-004	OK	WASHITA	BURGESS, BETTY DIANNE	CHESAPEAKE EXPLORATION LLC	3/28/2008	1111	291	I-2008-006103	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLOCK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-005	OK	WASHITA	RANDOL, SAUNDRA J	CHESAPEAKE EXPLORATION LLC	3/28/2008	1105	449	I-2008-003898	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLOCK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-006	OK	WASHITA	MADDEN, CYNTHIA L	CHESAPEAKE EXPLORATION LLC	4/18/2008	1111	293	I-2008-006104	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLOCK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-007	OK	WASHITA	FREUDIGER, DARLENE	CHESAPEAKE EXPLORATION LLC	3/31/2008	1105	447	I-2008-003897	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLOCK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270084-001	OK	WASHITA	YEAKLEY, ROBERT A	CHESAPEAKE EXPLORATION LLC	4/30/2008	1111	36	I-2008-006009	011N	019W	0002

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 2: LOTS 1-24, BLOCK 49, ORIGINAL TOWNSITE OF FOSS AND A TRACT OF LAND IN THE SE/4 DESCRIBED AS BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SE/4 350' WEST OF THE SE/C SE/4, THENCE DUE WEST ALONG SOUTH LINE OF SE/4 390', THENCE DUE NORTH 110' TO THE CHANNEL OF TURKEY CREEK, THENCE NORTHWESTERNLY WITH THE MEANDERINGS OF TURKEY CREEK TO THE SOUTH LINE OF THE RR ROW, SAID POINT ROW TO THE POINT WHERE THE SAID ROW INTERSECTS THE EAST LINE OF WASHINGTON STREET, THENCE SOUTH ALONG EAST LINE OF WASHINGTON STREET TO THE SOUTH LINE OF SAID SE/4, BEING THE POINT OF BEGINNING, CONTAINING 6.69 ACRES

OK9270085-001	OK	WASHITA	FRANCO, SHERYL ANN CRYER	CHESAPEAKE EXPLORATION LLC	4/17/2008	1111	74	I-2008-006025	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-6, BLK 7, ORIGINAL TOWNSITE OF FOSS SURFACE TO 100' BLW S.E. OF DES MOINES FM.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270086-000	OK	WASHITA	PRICE II, TERRY VAUGHN & MENDY MICHELLE	CHESAPEAKE EXPLORATION LLC	5/7/2008	1111	289	I-2008-006102	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-24, BLOCK 12, ALL IN THE 1ST ADDITION TO THE TOWN OF FOSS
OK9270109-001	OK	WASHITA	AKRIDGE, PATSY CARLENE	CHESAPEAKE EXPLORATION LLC	2/5/2008	1104	82	I-2008-003380	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-20, BLOCK 36, ORIGINAL TOWNSITE OF FOSS
OK9270109-002	OK	WASHITA	MELVIN, JOHN & FANCHON REV LIV TR, FANCHON N MELVIN, TRST	CHESAPEAKE EXPLORATION LLC	2/5/2008	1104	238	I-2008-003441	011N	019W	0002	TOWNHSIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-20, BLOCK 36, ORIGINAL TOWN OF FOSS
OK9270109-003	OK	WASHITA	MELVIN, EDITH MARGARET LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	2/5/2008	1105	846	I-2008-004058	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-20, BLOCK 36, ORIGINAL TOWNSITE OF FOSS
OK9270180-000	OK	WASHITA	JOHNSON, STEVE & BRENDA	CHESAPEAKE EXPLORATION LLC	2/18/2008	1105	850	I-2008-004060	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 11-14, BLOCK 8, LOTS 22-27, BLOCK 16, 1ST ADDITION TO THE TOWN OF FOSS
OK9270181-000	OK	WASHITA	FIRST BAPTIST CHURCH OF FOSS	CHESAPEAKE EXPLORATION LLC	2/20/2008	1106	689	I-2008-004407	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 14, 1ST ADDITION TO THE TOWN OF FOSS
OK9270204-001	OK	WASHITA	WASHITA COUNTY SCHOOL DISTRICT #1-11	CHESAPEAKE EXPLORATION LLC	4/11/2008	1105	405	I-2008-003879	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOT 1-24, 1ST ADDITION TO THE TOWN OF FOSS SURFACE TO 100' BLW S.E. OF DES MOINES FM.
OK9270204-002	OK	WASHITA	JORDON, LENA MAE A/K/A LENA SANDERS JORDAN	CHESAPEAKE EXPLORATION LLC	5/12/2008	1118	489	I2008 008596	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-14, BLOCK 8, LOTS 13-24, BLOCK 21, LOTS 19-24, BLOCK 22, ALL IN THE ORGINAL TOWNSITE OF FOSS SURFACE TO 100' BLW S.E. OF DES MOINES FM
OK9270205-001	OK	WASHITA	JONES, JANET RUTH	CHESAPEAKE EXPLORATION LLC	5/12/2008	1118	765	I-2008-008715	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 19-24, BLOCK 22, IN THE ORIGINAL TOWNSITE OF FOSS SURFACE TO 100' BLW S.E. OF DES MOINES FM
OK9270207-001	OK	WASHITA	PRICE, RAY MARVIN	CHESAPEAKE EXPLORATION LLC	4/17/2008	1107	80	I-2008-004590	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLOCK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270207-002	OK	WASHITA	PRICE, LARRY LYNN REVOCABLE TRUST DTD 12/11/80	CHESAPEAKE EXPLORATION LLC	6/10/2008	1111	809	I-2008-006295	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLOCK 11, ALL IN THE 1ST ADDITION TO THE TOWN OF FOSS SURFACE TO 100' BLW S.E. OF DES MOINES FM
OK9270208-001	OK	WASHITA	OCC #555266/CD # 200803220	COI-CELLC	6/12/2008			UNRECORDED	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: ALL LTD TO BROWN DOLOMITE, PERMIAN GRANITE WASH, UPPER-TONKAWA (DOUGLAS), LOWER TONKAWA, & DES MOINES COMMON SOURCES OF SUPPLY
OK5128334-028	OK	WASHITA	FANNING, TERRI MARGENE MOUSE	CHESAPEAKE EXPLORATION LLC	1/19/2010	1162	368	1-2010-001632	011N	019W	0003	TOWNSHIP 11 NORTH – RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-029	OK	WASHITA	MOUSE, SAUNDRA & LESLIE MERVIN	CHESAPEAKE EXPLORATION LLC	1/19/2010	1160	423	1-2010-001068	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128334-030	OK	WASHITA	KENT, MONTE LYNN	CHESAPEAKE EXPLORATION LLC	2/17/2010	1164	269	I-2010-002354	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-031	OK	WASHITA	ALLAR COMPANY	CHESAPEAKE EXPLORATION LLC	4/1/2010	1169	414	I-2010-004176	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: LOTS 1-2, S/2 NE/4, SE/4, E/2 SW/4
OK5128334-032	OK	WASHITA	MOUSE, HEATHER A/K/A HEATHER KOEHN	CHESAPEAKE EXPLORATION LLC	4/29/2010	1174	492	I-2010-005883	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-033	OK	WASHITA	TOLIN, MELISSA	CHESAPEAKE EXPLORATION LLC	4/30/2010	1171	897	I-2010-005054	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-034	OK	WASHITA	WORD, GENIVE	CHESAPEAKE EXPLORATION LLC	5/3/2010	1174	476	I-2010-006879	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-035	OK	WASHITA	MOUSE, STEPHANIE	CHESAPEAKE EXPLORATION LLC	4/30/2010	1173	954	I-2010-005676	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-036	OK	WASHITA	GEUBELLE, STACEY MOUSE	CHESAPEAKE EXPLORATION LLC	5/19/2010	1173	942	I-2010-005673	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-037	OK	WASHITA	MOUSE, MARVIN ARTHUR	CHESAPEAKE EXPLORATION LLC	4/30/2010	1171	802	I-2010-005028	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-038	OK	WASHITA	MOUSE, MELANI M	CHESAPEAKE EXPLORATION LLC	4/30/2010	1171	806	I-2010-005029	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-039	OK	WASHITA	MOUSE, MONTE M	CHESAPEAKE EXPLORATION LLC	4/30/2010	1173	950	I-2010-005675	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-040	OK	WASHITA	MOUSE, LESLIE MERVIN & SAUNDRA	CHESAPEAKE EXPLORATION LLC	1/19/2010	1160	421	I-2010-001067	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-041	OK	WASHITA	MAP2003-NET	CHESAPEAKE EXPLORATION LLC	9/30/2010	1191	149	I-2011-000195	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: LOTS 1, 2, S/2 NE/4, SE/4, E/2 SW/4
OK9270760-000	OK	WASHITA	TAYLOR MANAGEMENT LLC	CHESAPEAKE EXPLORATION LLC	7/23/2010	1178	575	I-2010-007246	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: LOT 3 (40.32 ACRES), LOT 4 (40.40 ACRES), S/2 NW/4, W/2 SW/4
OK3530196-001	OK	WASHITA	FISHER, BARBARA J	CHESAPEAKE EXPLORATION LP	12/22/2006	1060	246	I-2007-001293	011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: S/2 SW/4
OK3530197-001	OK	WASHITA	SUMMERS, PATRICIA KAY	CHESAPEAKE EXPLORATION LP	1/2/2007	1060	243	I-2007-001292	011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: S/2 SE/4 LTD TO 24,569'
OK3530197-002	OK	WASHITA	JONES, JOHN O	CHESAPEAKE EXPLORATION LP	1/2/2007	1060	248	I-2007-001294	011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: S/2 SE/4 LTD TO 24,569'
OK5124325-002	OK	WASHITA	WHITE, HARVEY E ENTERPRISES	CHESAPEAKE EXPLORATION LP	5/30/2006	1042	169	I-2006-6063	011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: N/2 S/2
OK5124325-003	OK	WASHITA	ALLAR COMPANY	CHESAPEAKE EXPLORATION LP	8/28/2007	1083	987	I-2007-009915	011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: N/2 S/2 LTD TO 17,130
OK5124325-004	OK	WASHITA	SEIBOLD ENERGY CO, INC	CHESAPEAKE EXPLORATION LLC	12/13/2007	1097	69	I-2008-001053	011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: N/2 S/2, S/2 SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124329-012	OK	WASHITA	PENDLETON, DANNY L & SHIRLEY ANN	CHESAPEAKE EXPLORATION LP	3/31/2006	1050	331	I-2006-009123	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: N/2, LESS AND EXCEPT 3 TRACTS TOTALING 18.97 ACRES DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON SOUTH LINE OF HWY 66 AT INTERSECTION OF HWY 66 WITH EAST LINE OF NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG SOUTH LINE OF.HWY 66,1733'; THENCE SOUTH 92'; THENCE EAST 1601' TO EAST LINE OF SAID NE/4; THENCE NORTH 666' TO POB CONTAINING 14.97 ACRES M/L. AND LESS AND EXCEPT A PART OF NE/4 BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF NE/C OF SECTION 11; SAID POB BEING INTERSECTION OF NORTH ROW LINE OF U.S. HWY 66 AND WEST ROW LINE OF A COUNTY ROAD; THENCE NORTH 295'; THENCE SOUTH 69 DEGREES 45' WEST PARALLEL TO NORTH ROW LINE OF U.S. HWY 66 A DISTANCE OF 317'; THENCE SOUTH A DISTANCE OF 295' TO NORTH ROW LINE OF U.S. HWY 66; THENCE NORTH AND EAST ALONG SAID ROW LINE A DISTANCE OF 317' AND LESS AN EXCEPT A TRACT OF LAND BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF NE/C OF SECTION 11, SAID POINT BEING THE INTERSECTION OF NORTH ROW LINE OF HWY 66 AND WEST ROW LINE OF A COUNTY ROAD; THENCE SOUTH 69 DEGREES 45' WEST ALONG NORTH LINE OF U.S. HWY ROW A DISTANCE OF 317' TO POB; THENCE NORTH 208.7'; THENCE SOUTH 69 DEGREES 45' WEST PARALLEL WITH NORTH LINE OF ROW OF HWY 66 A DISTANCE OF 439.4'; THENCE SOUTH 208.7'; THENCE NORTH AND EAST ALONG SAID ROW LINE OF SAID HWY 66 A DISTANCE OF 439.4' TO POB CONTAINING 2.0 ACRES M/L

OK5124329-013	OK	WASHITA	KINDSFATHER, WILLIAM LEONARD	CHESAPEAKE EXPLORATION LP	2/17/2006	1035	874	I-2006-003662	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A 14.97 ACRE TRACT DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HIGHWAY 66 AT THE INTERSECTION OF HWY 66 WITH THE EAST LINE OF THE NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE SOUTH LINE OF HWY 6, 1733 FEET; THENCE SOUTH 92 FEET; THENCE EAST 1601 FEET TO THE EAST LINE OF SAID NE/4; THENCE NORTH 666 FEET TO THE POB CONTAINING 14.97 ACRES M/L

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124329-014	OK	WASHITA	WILSON, BILLY DEAN	CHESAPEAKE EXPLORATION LP	6/5/2006	1042	890	I-2006-6292	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: DESCRIPTION OF LANDS COVERED: N/2 LESS AND EXCEPT 3 TRACTS TOTALING 18.97 DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HWY 66 AT THE INTERSECTION OF HWY 66 WITH THE EAST LINE OF THE NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE SOUTH LINE OF HWY 66, 1733'; THENCE SOUTH 92'; THENCE EAST 160.1' TO THE EAST LINE OF SAID NE/4; THENCE NORTH 666' TO THE POB CONTAINING 14.97 ACRES M/L & LESS AND EXCEPT A PART OF THE NE/4 BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF THE NE/C OF SECTION 11; SAID POB BEING THE INTERSECTION OF THE NORTH ROW LINE OF US HWY 66 AND THE WEST ROW LINE OF A COUNTY ROAD; THENCE NORTH 295' THENCE SOUTH 69 DEGREES 45' WEST PARALLEL TO THE NORTH ROW LINE OF US HWY 66 A DISTANCE OF 317'; THENCE SOUTH A DISTANCE OF 295' TO THE NORTH ROW LINE OF US HWY 66; THENCE NORTH AND EAST ALONG SAID ROW LINE A DISTANCE OF 317' TO THE POB & LESS AND EXCEPT A TRACT OF LAND BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF THE NE/C OF SECTION 11, SAID POINT BEING THE INTERSECIION OF THE NORTH ROW LINE OF US HWY 66 AND THE WEST ROW LINE OF US HWY 66 AND THE WEST ROW LINE OF A COUNTY ROAD; THENCE SOUTH 69 DEGREES 45' WEST ALONG THE NORTH LINE OF US HWY ROW A DISTANCE OF 317' TO THE POB; THENCE NORTH 208.7': THENCE SOUTH 69 DEGREES 45' WEST PARALLEL '10 THE NORTH LINE OF THE ROW OF US HWY 66 A DISTANCE OF 4394'; THENCE SOUTH 208.7'; THENCE NORTH AND EAST ALONG SAID ROW LINE OF SAID US HWY 66 A DISTANCE OF 439.4' TO THE POB CONTAINING 10 ACRES M/L

LTD TO 17230'

OK5124329-015	OK	WASHITA	ROWLEY, JOLENE	CHESAPEAKE EXPLORATION LP	6/5/2006	1043	616	I-2006-6541	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: N/2 LESS AND EXCEPT 3 TRACTS TOTALING 18.97 DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HWY 66 AT THE INTERSECTION OF HWY 66 WITH THE EAST LINE OF THE NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE SOUTH LINE OF HWY 66, 1733'; THENCE SOUTH 92'; THENCE EAST 1601' TO THE EAST LINE OF SAID NE/4; THENCE NORTH 666' TO THE POB CONTAINING 14.97 ACRES M/L & LESS AND EXCEPT A PART OF THE NE/4 BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF THE NE/C OF SECTION 11; SAID POB BEING THE INTERSECTION OF THE NORTH R-O-W LINE OF US HWY 66 AND THE WEST R-O-W LINE OF A COUNTY ROAD; THENCE NORTH 295' THENCE SOUTH 69 DEGREES 45' WEST PARALLEL TO THE NORTH R-O-W LINE OF US HWY 66 A DISTANCE OF 317'; THENCE SOUTH A DISTANCE OF 295' TO THE NORTH R-O-W LINE OF US HWY 66; THENCE NORTH AND EAST ALONG SAID R-O-W LINE A DISTANCE OF 317' TO THE POB & LESS AND EXCEPT A TRACT OF LAND BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF THE NE/C OF SECTION 11, SAID POINT BEING THE INTERSECTION OF THE NORTH R-O-W LINE OF US HWY 66 AND THE WEST R-O-W LINE OF US HWY 66 AND THE WEST R-O-W LINE OF A COUNTY ROAD; THENCE SOUTH 69 DEGREES 45' WEST ALONG THE NORTH LINE OF US HWY R-O-W A DISTANCE OF 317' TO THE POB; THENCE NORTH 208.7'; THENCE SOUTH 69 DEGREES 45' WEST PARALLEL TO THE NORTH LINE OF THE R-O-W OF US HWY 66 A DISTANCE OF 439.4'; THENCE SOUTH 208.7'; THENCE NORTH AND EAST ALONG SAID R-O-W LINE OF SAID US HWY 66 A DISTANCE OF 439.4' TO THE POB CONTAINING 2.0 ACRES M/L.

LTD TO 17230'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124329-016	OK	WASHITA	DUGGER, GARY WAYNE, PATSY JOLENE ROWLEY AS AIF	CHESAPEAKE EXPLORATION LP	6/5/2006	1045	782	I-2006-007435	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: N/2 LESS AN EXCEPT 3 TRACTS TOTALING 18.97 DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON SOUTH LINE OF HWY 66 AT INTERSECTION OF HWY 66 WITH EAST LINE OF NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG SOUTH LINE OF HWY 66, 1733'; THENCE SOUTH 92'; THENCE EAST 1601' TO EAST LINE OF SAID NE/4; THENCE NORTH 666' TO POB CONTAINING 14.97 ACRES M/L & LESS AND EXCEPT A PART OF NE/4 BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF NE/C OF SECTION 11; SAID POB BEING INTERSECTION OF NORTH ROW LINE OF US HWY 66 AND WEST ROW LINE OF A COUNTY ROAD; THENCE NORTH 295' THENCE SOUTH 69 DEGREES 45' WEST PARALLEL TO NORTH ROW LINE OF US HWY 66 A DISTANCE OF 317'; THENCE SOUTH A DISTANCE OF 295' TO NORTH ROW LINE OF US HWY 66; THENCE NORTH AN EAST ALONG SAID ROW LINE A DISTANCE OF 317' TO POB & LESS AN EXCEPT A TRACT OF LAND BEGINNING AT A POINT 962.3' SOUTH & 40' WEST OF NE/C OF SECTION 11, SAID POINT BEING INTERSECTION OF NORTH ROW LINE OF US HWY 66 & WEST ROW LINE OF US HWY 66 & WEST ROW LINE OF A COUNTY ROAD; THENCE SOUTH 69 DEGREES 45' WEST ALONG NORTH LINE OF US HWY ROW A DISTANCE OF 317' TO POB; THENCE NORTH 208.7'; THENCE SOUTH 69 DEGREES 45' WEST PARALLEL TO NORTH LINE OF ROW OF US HWY 66 A DISTANCE OF 439.4'; THENCE SOUTH 208.7'; THENCE NORTH & EAST ALONG SAID ROW LINE OF SAID US HWY 66 A DISTANCE OF 439.4' TO POB CONTAINING 2.0 ACRES M/L.

LTD TO 17230'

OK5124329-017	OK	WASHITA	KARBER, DEBRA DEANN	CHESAPEAKE EXPLORATION LP	6/5/2006	1099	64	I-2008-001753	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: N/2 L/E 3 TRACTS TOTALING 18.97 DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HWY 66 AT THE INTERSECTION OF HWY 66 WITH THE E LINE OF THE NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE S LINE OF HWY 66, 1733; THENCE S 92'; THENCE E 1601' TO THE E LINE OF SAID NE/4; THENCE N 666' TO THE POB CONTAINING 14.97 ACRES M/L & L/E A PART OF THE NE/4 BEGINNING AT A POINT 962.3' S AND 40' W OF THE NE/C OF SECTION 11; SAID POB BEING THE INTERSECTION OF THE N ROW LINE OF US HWY 66 AND THE W ROW LINE OF A COUNTY ROAD; THENCE N 295' THENCE S 69° 45' WEST PARALLEL TO THE N ROW LINE OF US HWY 66 A DISTANCE OF 317; THENCE S A DISTANCE OF 295' TO THE N ROW LINE OF US HWY 66; THENCE N AND E ALONG SAID ROW LINE A DISTANCE OF 317' TO THE POB & LESS AND EXCEPT A TRACT OF LAND BEGINNING AT A POINT 962.3' SOUTH AND 40' W OF THE NE/C OF SECTION 11, SAID POINT BEING THE INTERSECTION OF THE N ROW LINE OF US HWY 66 AND THE WEST ROW LINE OF US HWY 66 AND THE W ROW LINE OF A COUNTY ROAD; THENCE S 69° 45' W ALONG THE N LINE OF US HWY ROW A DISTANCE OF 317' TO THE POB; THENCE N 208.7'; THENCE S 69° 45' W PARALLEL TO THE N LINE OF THE ROW OF US HWY 66 A DISTANCE OF 439.4'; THENCE S 208.7'; THENCE N AND E ALONG SAID ROW LINE OF SAID US HWY 66 A DISTANCE OF 439.4 TO THE POB CONTAINING 2.0 ACRES M/L.

LTD TO 17230'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124329-018	OK	WASHITA	CHILDRESS, GERALD D	CHESAPEAKE EXPLORATION LP	1/23/2007	1072	302	I-2007-005754	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A 14.97 ACRE TRACT DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HIGHWAY 66 AT THE INTERSECTION OF HWY 66 WITH THE EAST LINE OF THE NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE SOUTH LINE OF HWY 66, 1733'; THENCE SOUTH 92'; THENCE EAST 1601' TO THE EAST LINE OF SAID NE/4; THENCE NORTH 666' TO THE P.O.B. CONTAINING 14.97 ACRES.

OK5124329-019	OK	WASHITA	PACE, LINDA J	CHESAPEAKE EXPLORATION LP	1/23/2007	1067	147	I-2007-003931	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A 14.97 ACRE TRACT DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE S LINE OF HWY 66 AT THE INTERSECTION OF HWY 66 WITH THE E LINE OF THE NE/4, THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE S LINE OF HWY 66, 1733', THENCE S 92', THENCE E 1601' TO THE E LINE OF SAID NE/4, THENCE N 666' TO THE POB

OK5124329-020	OK	WASHITA	KARBER, DEBRA DEANN	CHESAPEAKE EXPLORATION LLC	6/19/2007	1099	64	I-2008-001753	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: N/2, L & E A TRACT DESCRIBED AS BEGINNING AT A POINT OF 962.3' SOUTH & 40' WEST OF THE NE/C NE/4, BEING THE INTERSECTION OF THE NORTH ROW LINE OF HWY 66 & THE WEST ROW LINE OF A COUNTY RD; THENCE SOUTH 69''45' WEST ALONG THE NORTH ROW LINE OF HWY 66A DISTANCE OF 317' TO THE POB; THENCE NORTH 208.7', THENCE SOUTH 69''45' WEST (OR PARALLEL WITH THE NORTH ROW LINE OF HWY 66) A DISTANCE OF 439.4, THENCE SOUTH 208.7'M THENCE NORTH & EAST ALONG SAID ROW A DISTANCE OF 439.4 TO THE POB, CONTAINING 2.1052 AC , M/L; L & E A TRACT DESCRIBED AS BEGINNING AT A POINT ON THE SOUTH LINE OF HWY 66, AT THE INTERSECTION OF HWY 66, WITH THE EAST LINE OF THE NE/4, THENCE SOUTHWESTERLY ALONG THE SOUTH LINE OF HWY 66 A DISTANCE OF 1,733', THENCE SOUTH 92', THENCE EAST 1,601' TO A POINT ON THE EAST LINE OF THE NE/4, THENCE NORTH 666' TO THE POB, CONTAINING 13.9297 ACRES, M/L

IT IS THE INTENT OF THE LESSOR TO NOT LEASE & TO RETAIN FOR PARTICIPATION PURPOSES 3.515 NET MINERAL ACRES.

LTD TO 17,230'

OK5124329-021	OK	WASHITA	WRIGHT, JOHNIE BYRON, A/ K/A JOHNIE BYRON WRIGHT	CHESAPEAKE EXPLORATION LLC	11/13/2007	1092	222	I-2007-012797	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A 14.97 AC TRACT BEGINNING AT POINT ON THE S LINE OF HWY 66 AT INTERSECTION OF HWY 66 WITH E LINE OF NE/4, THENCE IN SOUTHWESTERLY DIRECTION ALONG S LINE OF HWY 66, 1733', THENCE S 92', THENCE E 1601' TO E LINE OF SAID NE/4, THENCE N 666' TO POB

LTD TO SURFACE TO BASE OF DES MOINES FM

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124329-022	OK	WASHITA	VALENTINE, MICHAEL RAY	CHESAPEAKE EXPLORATION LLC	11/16/2007	1097	300	I-2008-001145	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A 14.97 AC TRACT DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HWY 66 AT THE INTERSECTION OF HWY 66 WITH THE EAST LINE OF THE NE/4, THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE SOUTH LINE OF HWY 66, 1733 FT, THENCE SOUTH 92 FT, THENCE EAST 1601 FT TO THE EAST LINE OF SAID NE/4, THENCE NORTH 666 FT TO THE POB CONTAINING 14.97 AC M/L.

OK5124329-023	OK	WASHITA	BUTLER, MARY DAVIS	CHESAPEAKE EXPLORATION LLC	11/30/2007	1095	733		011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A 14.97 AC TRACT DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HIGHWAY 66 AT THE INTERSECTION OF HWY 66 WITH THE EAST LINE OF THE NE/4, THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE SOUTH LINE OF HWY 66, 1733', THENCE SOUTH 92', THENCE EAST 1601' TO THE EAST LINE OF SAID NE/4, THENCE NORTH 666' TO THE POB

OK5124329-024	OK	WASHITA	ASHLEY, ANNE DAVIS	CHESAPEAKE EXPLORATION LLC	11/20/2007	1098	1023	I-2008-001726	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: BEGINNING ON THE S LINE OF HWY 66 AT THE INTERSECTION OF HWY 66 WITH THE E LINE OF THE NE/4, THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE S LINE OF HWY 66, 1733', THENCE S 92', THENCE E 1601' TO THE E LINE OF SAID NE/4, THENCE N 666' TO THE POB

OK9270245-001	OK	WASHITA	MAXWELL, JACK D, A/K/A TUCK MAXWELL	CHESAPEAKE EXPLORATION LLC	4/1/2008	1125	778	I-2008-011285	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A TRACT DESCRIBED AS BEGINNING AT A POINT ON THE SOUTH LINE OF HIGHWAY 66, AT THE INTERSECTION OF HIGHWAY 66 WITH THE EAST LINE OF THE NE/4, THENCE SOUTHWESTERLY ALONG THE SOUTH LINE OF HIGHWAY 66 A DISTANCE OF 1,733', THENCE SOUTH 92', THENCE EAST 1,601' TO THE EAST LINE, THENCE NORTH 666' TO THE POB

OK9270245-002	OK	WASHITA	MAXWELL, JOHN D	CHESAPEAKE EXPLORATION LLC	4/1/2008	1125	780	I-2008-011286	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A TRACT DESCRIBED AS BEGINNING AT A POINT ON THE SOUTH LINE OF HIGHWAY 66, AT THE INTERSECTION OF HIGHWAY 66 WITH THE EAST LINE OF THE NE/4, THENCE SOUTHWESTERLY ALONG THE SOUTH LINE OF THE HIGHWAY 66 A DISTANCE OF 1,733', THENCE SOUTH 92', THENCE EAST 1,601' TO THE EAST LINE, THENCE NORTH 666' TO THE POB

OK9270245-003	OK	WASHITA	OCC #547304/CD #200707053	COI-CELLC	12/3/2007				011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: ALL BROWN DOLOMITE, DES MOINES, HOXBAR, PERMIAN GRANIT WASH, LOWER TONKAWA & UPPER TONKAWA (DOUGLAS) SEPARATE COMMON SOURCES OF SUPPLY

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270245-004	OK	WASHITA	CLUCK, MADELINE LIV TR DTD 4/6/84, MADELINE CLUCK, TRST	SUPERIOR ENERGY, LLC	7/24/2006	1063	752		011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: S/2 SW/4
OK3530221-001	OK	WASHITA	DORCHESTER MINERALS OKLAHOMA LP	CHESAPEAKE EXPLORATION LP	4/12/2007	1068	884	I-2007-004550	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4, NE/4, LESS 15 ACRES DESCRIBED AS FOLLOWS: BEGINNING AT THE NW CORNER OF SAID SECTION, THENCE 40 RODS EAST, THEN 60 RODS SOUTH, THEN 40 RODS WEST, THENCE 60 RODS NORTH TO THE POB

LTD TO 17,120' - BRANSON 1-1H

OK3530221-002	OK	WASHITA	MEKUSUKEY OIL COMPANY, INC	WARD PETROLEUM CORP	6/14/2006	1040	713	I-2006-005546	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4, NE/4 L/E TRACT OF LAND CONTAINING 15 AC, MOL, DESCRIBED AS FOLLOWS: BEGINNING AT NW/C OF NE/4, THENCE S 60 RODS, THENCE E 40 RODS, THENCE N 60 RODS, THENCE W 40 RODS TO POB

OK3530221-003	OK	WASHITA	GLADSTONE ROYALTIES LLC	CHESAPEAKE EXPLORATION LLC	11/9/2007	1090	994	I-2007-012463	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: NE/4, E/2 SE/4, L/E 2 TRACTS. TRACT 7 - A TRACT BEGINNING NW/C NE/4, THENCE S 60 RODS, THENCE E 40 RODS, THENCE N 60 RODS, THENCE W 40 RODS TO THE POB, L/E TRACTS 8 AND 9, CONTAINING 4.75, MORE OR LESS

TRACT 8 - A TRACT BEGINNING AT A POINT ON THE WEST LINE OF NW/4 NE/4 THAT IS 33' S OF NW/4 NE/4, THENCE S 373.4' TO POINT ON PRESENT ROW LINE OF US HWY 66, THENCE NORTHEASTERLY ALONG ROW ON A CURVE TO LEFT HAVING A RADIUS OF 11,334.2' A DISTANCE OF 530.2' TO POINT 33' S OF N LINE OF NW/4 NE/4, THENCE W 374.3' TO POB, AND A TRACT BEGINNING AT POINT ON PRESENT S ROW LINE OF US HWY N 66 A DISTANCE OF 161.2' S OF N LINE AND 660' E OF W LINE OF NW/4 NE/4, THENCE SOUTHWESTERLY ALONG SAID ROW LINE ON A CURVE TO RIGHT HAVING RADIUS OF 11,619' A DISTANCE OF 346.7' TO POINT ON UNDERGROUND CABLE OF AT&T COMPANY, THENCE N 87°38' E ALONG SAID CABLE A DISTANCE OF 248' TO POINT 660' E OF W LINE OF NW/4 NE/4, THENCE N A DISTANCE OF 229.1' TO POB

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124304-004	OK	WASHITA	PITZER, OMA JUNE LIVING TRUST, A REV TR DTD 6/17/98	CAPITAL LAND SERVICES, INC	12/10/2004	976	564		011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: W/2 SE/4, NW/4, L/E A TRACT IN THE NW/4 DESCRIBED AS FOLLOWS: BEGINNING AT THE NW/C OF SAID NW/4; THENCE SOUTH 1335' TO THE NW/C OF FOSS CEMETERY; THENCE NORTH 88 DEGREES EAST 497'; THENCE SOUTH 15 DEGREES EAST 467'; THENCE NORTH 74 DEGREES EAST 444.5'; THENCE NORTH 18.5 DEGREES WEST 366'; THENCE NORTH 31 DEGREES WEST 288'; THENCE THENCE NORTH 21 DEGREES WEST 546'; THENCE NORTH 31 DEGREES WEST 421.5'; THENCE NORTH 15 DEGREES WEST 246' TO THE NORTH BOUNDARY LINE OF SAID NW/4, THENCE WEST ALONG NORTH BOUNDARY LINE 95' TO THE POB

OK5124304-005	OK	WASHITA	PROSPECT COMPANY	SCOUT ROYALTY CORP	10/21/2004	906	935	I-2004-007645	011N	019W	0012	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 12: W/2 SE/4, NW/4
OK5124304-006	OK	WASHITA	PITZER, OMA JUNE LIVING TRUST	CHESAPEAKE EXPLORATION LP	1/8/2007	1060	237	I-2007-001290	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: W/2 SE/4 & NW/4

L & E 2 METES & BOUNDS TRACTS IN NW/4, #1 BEING 5.3 AC MORE ACCURATELY DESC IN THAT CERTAIN WARRANTY DEED DATED 4/2/1905 BETWEEN JAMES DAVIS, ETUX, AS GRANTOR, TO THE TOWN OF FOSS, AS GRANTEE, RECORDED AT BOOK 14, PAGE 293. #2 BEING 2.2 AC MORE ACCURATELY DESC IN THAT CERTAIN WARRANTY DEED DATED 4/15/1976 FROM H.W. PITZER & OMA JUNE PITZER, AS GRANTOR, TO BEN BRANSON & KAY BRANSON, H&W, AS GRANTEE, RECORDED AT BOOK 450, PAGE 185.

LTD TO 16,900'

OK5124304-007	OK	WASHITA	PITZER, H W LIVING TR DTD 06/17/98	CHESAPEAKE EXPLORATION LP	1/8/2007	1060	240	I-2007-001291	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: W/2 SE/4 & NW/4

L & E 2 METES & BOUNDS TRACTS IN NW/4, #1 BEING 5.3 AC MORE ACCURATELY DESC IN THAT CERTAIN WARRANTY DEED DATED 4/2/1905 BETWEEN JAMES DAVIS, ETUX, AS GRANTOR, TO THE TOWN OF FOSS, AS GRANTEE, RECORDED AT BOOK 14, PAGE 293. #2 BEING 2.2 AC MORE ACCURATELY DESC IN THAT CERTAIN WARRANTY DEED DATED 4/15/1976 FROM H.W. PITZER & OMA JUNE PITZER, AS GRANTOR, TO BEN BRANSON & KAY BRANSON, H&W, AS GRANTEE, RECORDED AT BOOK 450, PAGE 185.

LTD TO 16,900'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124304-008	OK	WASHITA	JONES, MICHAEL ALAN	WARD PETROLEUM CORP	12/11/2006	1056	555	I-2006-011439	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: A 15.5 AC TRACT IN THE NW/4 OF SAID SECTION DESCRIBED AS FOLLOWS: BEGINNING AT INTERSECTION OF THE EAST ROW LINE & OVERFLOW CHANNEL FOR SAND CREEK ALONG STATE HIGHWAY 44 (SH-44) BEARING S 00°48'42” W 29.58’ & S 89° 11' L8” E 50.03’ FROM NW/C OF SAID NW/4, THENCE ALONG SAID E ROW LINE S 00° 48'42” W 763.04’ & S 44° 11' L8” E 118.37’ TO A POINT ON THE NORTHERLY ROW LINE OF USROUTE 66 (US-66), THENCE N 69° 35' 00” E 378.87’ ALONG SAID NORTHERLY ROW LINE TO CENTERLINE OF SAID SAND CREEK, THENCE ALONG SAID CENTERLINE OF SAND CREEK N 24° DEGREES 51' 57” W 316.16’, THENCE N 26° DEGREES 10' 03” W 75.65’, THENCE N 35° 33' 40” W 181.41’, THENCE N 20 ° 03' 36” W 75.24’ & N 15° 43' 00” W 137.79’, THENCE N 83° 45' 52” W 92.38’TO POB, TOGETHER WITH ANY AND ALL ACCRETION AND RIPARIAN RIGHTS PERTAINING THERETO, ALSO: THE NW/4: L/E THE FOLLOWING DESCRIBED TRACTS OF LAND: BEGINNING AT NW/C OF SAID SECTION, THENCE S 1,335’ALONG

W BOUNDARY LINE OF SAID SECTION TO NW/C OF FOSS CEMETERY, THENCE

N88 ° 00 'E 497’, THENCE S 15° 00' E 467’, THENCE N 74° 00' E 444.4’, THENCE N 18.5° S 00' W 366’, THENCE N 31° S 00' W 288’, THENCE N 21° 00' W 546’, THENCE N 31° 00' W 421.5’, THENCE N 15° S 00' W 246’ TO N BOUNDARY LINE OF SAID SECTION 12, THENCE W 95’ ALONG SAID N BOUNDARY LINE TO POB & BEGINNING AT SW/C OF SAID NW/4, THENCE N ON THE SECTION LINE 12 CHAINS, 48’, 4” TO SW/C OF CEMETERY FOR A POB THENCE E 7 CHAINS, 36’, THENCE N PARALLEL W/ SECTION LINE 7 CHAINS, 6’, 8”, THENCE W TO SECTION LINE 7 CHAINS, 36’, THENCE S ON SECTION LINE 7 CHAINS, 6’, 8” TO SW/C OF CEMETERY; OF SAID SECTION, CONTAINING 137.00 ACRES, MOL

OK5124304-009	OK	WASHITA	JONES, LEWIS B	WARD PETROLEUM CORP	12/11/2006	1056	557	I-2006-011440	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: A 15.5 AC TRACT IN THE NW/4 OF SAID SECTION DESCRIBED AS FOLLOWS: BEGINNING AT INTERSECTION OF THE EAST ROW LINE & OVERFLOW CHANNEL FOR SAND CREEK ALONG STATE HIGHWAY 44 (SH-44) BEARING S 00°48'42” W 29.58’ & S 89° 11' L8” E 50.03’ FROM NW/C OF SAID NW/4, THENCE ALONG SAID E ROW LINE S 00° 48'42” W 763.04’ & S 44° 11' L8” E 118.37’ TO A POINT ON THE NORTHERLY ROW LINE OF USROUTE 66 (US-66), THENCE N 69° 35' 00” E 378.87’ ALONG SAID NORTHERLY ROW LINE TO CENTERLINE OF SAID SAND CREEK, THENCE ALONG SAID CENTERLINE OF SAND CREEK N 24° DEGREES 51' 57” W 316.16’, THENCE N 26° DEGREES 10' 03” W 75.65’, THENCE N 35° 33' 40” W 181.41’, THENCE N 20 ° 03' 36” W 75.24’ & N 15° 43' 00” W 137.79’, THENCE N 83° 45' 52” W 92.38’TO POB, TOGETHER WITH ANY AND ALL ACCRETION AND RIPARIAN RIGHTS PERTAINING THERETO ALSO:

THE NW/4: L/E THE FOLLOWING DESCRIBED TRACTS OF

LAND: BEGINNING AT NW/C OF SAID SECTION, THENCE S 1,335’ALONG

W BOUNDARY LINE OF SAID SECTION TO NW/C OF FOSS CEMETERY, THENCE

N88 ° 00 'E 497’, THENCE S 15° 00' E 467’, THENCE N 74° 00' E 444.4’, THENCE N 18.5° S 00' W 366’, THENCE N 31° S 00' W 288’, THENCE N 21° 00' W 546’, THENCE N 31° 00' W 421.5’, THENCE N 15° S 00' W 246’ TO N BOUNDARY LINE OF SAID SECTION 12, THENCE W 95’ ALONG SAID N BOUNDARY LINE TO POB & BEGINNING AT SW/C

OF SAID NW/4, THENCE N ON THE SECTION LINE 12 CHAINS, 48’, 4” TO SW/C OF CEMETERY FOR A POB THENCE E 7 CHAINS, 36’, THENCE N PARALLEL W/ SECTION LINE 7 CHAINS, 6’, 8”, THENCE W TO SECTION LINE 7 CHAINS, 36’, THENCE S ON SECTION LINE 7 CHAINS, 6’, 8” TO SW/C OF CEMETERY; OF SAID SECTION, CONTAINING 137.00 ACRES, MOL

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129653-000	OK	WASHITA	BRANSON, BEN & KAY 2000 REV TRUST DTD 2/17/00	CHESAPEAKE EXPLORATION LP	3/29/2005	1013	269	I-2005-004112	011N	019W	0012

TOWNSHIP 11 NORTH, RANGE 19 WEST

SECTION 12: A TRACT LYING WITHIN THE NW/4 DESCRIBED AS FOLLOWS: BEGINNING AT A POINT 1,335.0' S AND 41.60' E OF NW/C NW/4, THENCE N 88° 00' E ALONG THE N LINE OF THE FOSS CEMETARY 312', THENCE N 2° 00' E 382.7' TO A POINT 20' SOUTHWESTERLY FROM THE SOUTHERLY R-O-W LINE OF OLD HIGHWAY US 66, THENCE S 68° 53' W PARALLEL TO AND 20' SOUTHEASTERLY FROM SAID R-O-W 185', THENCE S 45° 04' W AND ALONG SAID R-O-W LINE 216', THENCE S AND ALONG THE EASTERLY R-O-W LINE OF A COUNTY ROAD 174' TO POB.

OK9270059-001	OK	WASHITA	SCHULTZE, DAVID L A/ K/A DAVID L SCHULTZ	WARD PETROLEUM CORP	3/21/2006	1032	373	I-2006-002303	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4, A TRACT OF LAND IN NE/4 BEGINNING AT A POINT 60 RODS S OF NW/C OF NE/4, THENCE E 40 RODS, THENCE N TO A POINT WHERE THE UNDERGROUND CABLE OF AMERICAN TELEPHONE & TELEGRAPH CO BISECTS THE LINE OF SAID QTR SECTION THENCE S TO POB NE/4, L/E A TRACT OF LAND CONTAINING 15.0 AC, MOL,BEGINNING AT NW/C OF NE/4, THENCE S 60 RODS, THENCE 3 40 RODS, THENCE N 60 RODS, THENCE W 40 RODS TO POB

WELLBORE TRACT LTD TO 16800'

OK9270059-002	OK	WASHITA	MARCOTTE, CATHERINE SCHULTZE	WARD PETROLEUM CORP	3/21/2006	1032	375	I-2006-002304	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4, A TRACT OF LAND IN NE/4 BEGINNING AT A POINT 60 RODS S OF NW/C OF NE/4, THENCE E 40 RODS, THENCE N TO A POINT WHERE THE UNDERGROUND CABLE OF AMERICAN TELEPHONE & TELEGRAPH CO BISECTS THE LINE OF SAID QTR SECTION THENCE S TO POB NE/4, L/E A TRACT OF LAND CONTAINING 15.0 AC, MOL,BEGINNING AT NW/C OF NE/4, THENCE S 60 RODS, THENCE 3 40 RODS, THENCE N 60 RODS, THENCE W 40 RODS TO POB

WELLBORE TRACT LTD TO 16800'

OK9270059-003	OK	WASHITA	PLAYFORD, MELANIE WALLER	WARD PETROLEUM CORP	3/21/2006	1033	214	I-2006-002620	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4, A TRACT OF LAND IN NE/4 BEGINNING AT A POINT 60 RODS S OF NW/C OF NE/4, THENCE E 40 RODS, THENCE N TO A POINT WHERE THE UNDERGROUND CABLE OF AMERICAN TELEPHONE & TELEGRAPH CO BISECTS THE LINE OF SAID QTR SECTION THENCE S TO POB, NE/4, L/E A TRACT OF LAND CONTAINING 15.0 AC, MOL,BEGINNING AT NW/C OF NE/4, THENCE S 60 RODS, THENCE 3 40 RODS, THENCE N 60 RODS, THENCE W 40 RODS TO POB

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270059-004	OK	WASHITA	MCMAHAN, JOSHUA	WARD PETROLEUM CORP	3/31/2006	1034	896	I-2006-003320	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4, A TRACT OF LAND IN NE/4 BEGINNING AT A POINT 60 RODS S OF NW/C OF NE/4, THENCE E 40 RODS, THENCE N TO A POINT WHERE THE UNDERGROUND CABLE OF AMERICAN TELEPHONE & TELEGRAPH CO BISECTS THE LINE OF SAID QTR SECTION THENCE S TO POB, NE/4, L/E A TRACT OF LAND CONTAINING 15.0 AC, MOL,BEGINNING AT NW/C OF NE/4, THENCE S 60 RODS, THENCE 3 40 RODS, THENCE N 60 RODS, THENCE W 40 RODS TO POB

WELLBORE TRACT LTD TO 16800'

OK9270059-006	OK	WASHITA	MARCOTTE, CATHERINE SCHULTZ	CHESAPEAKE EXPLORATION LLC	11/25/2009	1157	828	I-2010-000117	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4 & A TRACT OF LAND IN NE/4 MPD AS BEG @ A POINT 60 RODS SOUTH OF THE NW/C OF SAID NE/4; THENCE EAST 40 RODS; THENCE NORTH TO A POINT WHERE THE UNDERGROUND CABLE OF THE AMERICAN TELEPHONE & TELEGRAGH COMPANY BISECTS THE LINE, THENCE WEST ALONG SAID UNDERGROUD CABLE TO THE WEST BOUNDARY LINE OF SAID QUARTER SECTION, THENCE SOUTH TO POB & NE/4 LESS AND EXCEPT A TRACT OF LAND CONTAINING 15.00 ACRES MORE OR LESS, DESCRIBED BY METES AND BOUNDS AS FOLLOWS: BEGINNING AT THE NW/C OF NE/4; THENCE SOUTH 60 RODS; THENCE EAST 40 RODS THENCE NORTH 60 RODS; THENCE WEST 40 RODS TO POB INSOFAR AND ONLY INSOFAR AS IT COVERS RIGHT BELOW THE BASE OF THE DES MOINES FORMATION.

OK9270059-007	OK	WASHITA	OCHOA, MELANIE WALLER PLAYFORD	CHESAPEAKE EXPLORATION LLC	11/25/2009	1157	831	I-2010-000118	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4 AND A TRACT OF LAND IN NE/4 MPD AS BEG AT A POINT 60 RODS SOUTH OF THE NW/C OF SAID NE/4; THENCE EAST 40 RODS; THENCE NORTH TO A POINT WHERE THE UNDERGROUND CABLE OF THE AMERICAN TELEPHONE AND TELEGRAPH COMPANY BISECTS THE LINE, THENCE WEST ALONG SAID UNDERGROUND CABLE TO THE WEST BOUNDARY LINE OF SAID QUARTER SECTION, THENCE SOUTH TO POB, NE/4 LESS AND EXCEPT A TRACT OF LAND CONTAINING 15.00 ACRES MORE OR LESS, DESCRIBED BY METES AND BOUNDS AS FOLLOWS: BEG AT THE NW/C OF NE/4; THENCE SOUTH 60 RODS; THENCE EAST 40 RODS; THENCE NORTH 60 RODS; THENCE WEST 40 RODS TO POB INSOFAR AND ONLY INSOFAR AS IT COVERS RIGHT BELOW THE BASE OF THE DES MOINES FORMATION.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270059-008	OK	WASHITA	MCMAHAN, JOSHUA	CHESAPEAKE EXPLORATION LLC	11/25/2009	1178	98	I-2010-007074	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4 & A TRACT OF LAND IN NE/4 MPD AS BEG @ A POINT 60 RODS S OF NW/C OF SAID NE/4; THENCE E 40 RODS; THENCE N TO A POINT WHERE THE UNDERGROUND CABLE OF THE AMERICAN TELEPHONE & TELEGRAPH COMPANY BISECTS THE LINE; THENCE W ALONG SAID UNDERGROUND CABLE TO THE W BOUNDARY LINE OF SAID QUARTER SECTION, THENCE S TO POB; NE/4 L/E A TRACT OF LAND CONTAINING 15 ACS M/L, DESCRIBED BY METES AND BOUNDS AS FOLLOWS: BEGINNING AT THE NW/C OF NE/4; THENCE S 60 RODS; THENCE E 40 RODS; THENCE N 60 RODS; THENCE W 40 RODS TO POB INSOFAR AND ONLY INSOFAR AS IT COVERS RIGHT BELOW THE BASE OF THE DES MOINES FORMATION

OK9270060-002	OK	WASHITA	BERGE, FRANCES ANN	WARD PETROLEUM CORP	10/11/2006	1051	493	I-2006-009561	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: S/2 SW/4
OK9270060-004	OK	WASHITA	YATES, MAXINE FAYE	WARD PETROLEUM CORP	10/11/2006	1051	495	I-2006-009563	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: S/2 SW/4
OK9270060-005	OK	WASHITA	ROBINSON, STELLA	WARD PETROLEUM CORPORATION	8/13/2007	1078	463	I-2007-007960	011N	019W	0012	INSOFAR AND ONLY INSOFAR AS LEASE COVERS TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: S/2 SW/4 WELLBORE TRACT LTD TO 16,800'
OK9270061-001	OK	WASHITA	MURRAY, DARREN	WARD PETROLEUM CORP	4/14/2004	985	490	I-2004-003597	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: N/2 SW/4 WELLBORE TRACT LTD TO 17,220' - BRANSON 1-1H
OK9270061-002	OK	WASHITA	THACHER, JOHN H ET AL	WARD PETROLEUM CORP	8/1/2005	1019	485	I-2005-006585	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: N/2 SW/4
OK9270061-003	OK	WASHITA	LANG, JOHN HANNA A/K/A JOHN H LANG	WARD PETROLEUM CORP	8/9/2005	1022	95	I-2005-007573	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: N/2 SW/4
OK9270061-004	OK	WASHITA	PILSBURY, BETTY F	WARD PETROLEUM CORP	11/8/2006	1054	597	I-2006-010788	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: N/2 SW/4
OK9270061-005	OK	WASHITA	BUFFALO RIDGE FARMS, LLC	WARD PETROLEUM CORPORATION	10/5/2007	1084	641	I-2007-010169	011N	019W	0012	INSOFAR AND ONLY INSOFAR AS LEASE COVERS TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: N/2 SW/4 LTD TO 16,800'
OK9270061-006	OK	WASHITA	MACDONALD OIL & GAS, LLC	CHESAPEAKE EXPLORATION LLC	11/13/2009	1156	240	I-2009-009605	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: N/2 SW/4, INSOFAR AS IT COVERS RIGHTS BELOW 12,468'
OK9270062-003	OK	WASHITA	OCC #544634/CD#200705697	CHESAPEAKE EXPLORATION LLC	9/25/2007				011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: ALL LTD TO DES MOINES, UPPER TONKAWA, LOWER TONKAWA & HOXBAR SEPARATE COMMON SOURCES OF SUPPLY
OK3530291-009	OK	WASHITA	KNIGHT JR, MARY SUE & FRANK	CHESAPEAKE EXPLORATION LLC	10/3/2007	1090	82	I-2007-012133	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK3530291-010	OK	WASHITA	BONNY, JACK & JANET	CHESAPEAKE EXPLORATION LLC	9/13/2007	1090	86	I-2007-012135	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NE/4, SW/4 NE/4 LTD TO 16,950'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3530291-011	OK	WASHITA	NUTLEY, NORMA SHARLENE	CHESAPEAKE EXPLORATION LLC	9/13/2007	1092	226	I-2007-012798	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NE/4, SW/4 NE/4
OK3530291-012	OK	WASHITA	JORDAN, GLENDA E	CHESAPEAKE EXPLORATION LLC	10/20/2007	1094	430	I-2008-000139	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NE/4, SW/4 NE/4 LTD TO 16,950'
OK3530291-013	OK	WASHITA	AUSTIN, RICKY	CHESAPEAKE EXPLORATION LLC	11/5/2007	1092	247	I-2007-012807	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK3530291-016	OK	WASHITA	OHARA, LINDA	CHESAPEAKE EXPLORATION LLC	11/30/2007	1095	738	I-2008-000567	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4 LTD TO 100' BELOW S.E. OF DES MOINES FM (16,950)
OK3530291-018	OK	WASHITA	CEKOSKY, ROBERT ANTHONY	CHESAPEAKE EXPLORATION LLC	11/16/2007	1095	741	I-2008-000568	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK3530291-019	OK	WASHITA	BIZZELL, SUZANNE, ROBERT M BIZZELL, AIF	CHESAPEAKE EXPLORATION LLC	11/30/2007	1095	743	I-2008-000569	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4; SE/4 NE/4 LTD TO 100' BELOW S.E. OF DES MOINES FM (16,950)
OK3530291-020	OK	WASHITA	BIZZELL, ROBERT M	CHESAPEAKE EXPLORATION LLC	11/30/2007	1095	735	I-2008-000566	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4 LTD TO 100' BELOW S.E. OF DES MOINES FM
OK3530291-022	OK	WASHITA	SMITH, DENNIS AUSTIN	CHESAPEAKE EXPLORATION LLC	11/5/2008	1128	615	I-2009-000301	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK3530291-023	OK	WASHITA	BIZZELL LIVING TRUST DATED OCTOBER 27, 1993	CHESAPEAKE EXPLORATION LLC	11/11/2007	1092	229	I-2007-012799	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: SE/4 NE/4 LTD TO 100' BELOW S.E. OF DES MOINES FM (16,950')
OK5128392-008	OK	WASHITA	CLARK FAMILY MINERAL RIGHTS IRREVOCABLE LIVING TRUST	CHESAPEAKE EXPLORATION LP	10/12/2006	1052	59	I-2006-009813	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NW/4
OK5128392-009	OK	WASHITA	CLARK, CHRISTOPHER J REVOCABLE LIVING TRUST	CHESAPEAKE EXPLORATION LP	10/12/2006	1052	63	I-2006-009815	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NW/4
OK5128392-010	OK	WASHITA	BLM - OK NM 118189	CHESAPEAKE EXPLORATION LP	5/25/2007	1072	427	I-2007-005805	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4
OK5128392-011	OK	WASHITA	FORRESTER, MAURINE REV TR, DTD 5/1/81	CHESAPEAKE EXPLORATION LLC	7/27/2007	1081	563	I-2007-009034	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-012	OK	WASHITA	ROGERS, JERRY WAYNE	CHESAPEAKE EXPLORATION LLC	7/31/2007	1083	572	I-2007-009756	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-013	OK	WASHITA	GOODEN, BILLIE JO	CHESAPEAKE EXPLORATION LLC	8/20/2007	1083	872	I-2007-009863	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-014	OK	WASHITA	HARDWAY, ROGER	CHESAPEAKE EXPLORATION LLC	8/30/2007	1086	753	I-2007-010878	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-015	OK	WASHITA	COOPER, LAWANNA FERN ROGERS	CHESAPEAKE EXPLORATION LLC	7/31/2007	1087	233	I-2007-011062	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-016	OK	WASHITA	MAXWELL, JAMES LEWIS	CHESAPEAKE EXPLORATION LLC	7/31/2007	1087	230	I-2007-011061	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128392-017	OK	WASHITA	HULS, GLENNA	CHESAPEAKE EXPLORATION LLC	7/27/2007	1083	878	I-2007-009865	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-018	OK	WASHITA	KETTEMAN, ANNA JEAN	CHESAPEAKE EXPLORATION LLC	7/31/2007	1083	875	I-2007-009864	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-019	OK	WASHITA	DAWSON, CAROLYN	CHESAPEAKE EXPLORATION LLC	8/30/2007	1089	417	I-2007-011869	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NW/4 LTD TO 16,950'
OK5128392-020	OK	WASHITA	TYNER, SANDRA M REV TR AGREEMENT, SANDRA M TYNER TRST	CHESAPEAKE EXPLORATION LLC	8/30/2007	1087	75	I-2007-011006	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NW/4. LTD TO 16,950'
OK5128453-002	OK	WASHITA	DIGGS, ROBERTA ANN & BILLY HOYLE	CHESAPEAKE EXPLORATION LP	4/30/2007	1070	958	I-2007-005301	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: SE/4 SW/4, W/2 SE/4
OK5128453-003	OK	WASHITA	AUSTIN, HAYDEN GENE & WILMA JANE P	CHESAPEAKE EXPLORATION LP	6/11/2007	1075	631	I-2007-006934	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 SE/4, SE/4 SW/4 LTD TO 16,950'
OK5128453-004	OK	WASHITA	PENDLETON, SHIRLEY	CHESAPEAKE EXPLORATION LLC	7/27/2007	1081	566	I-2007-009035	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 SE/4, SE/4 SW/4 LTD TO 16,950'
OK5129516-005	OK	WASHITA	PHILLIPS FAMILY TRUST DTD 10/01/99	CHESAPEAKE EXPLORATION LLC	8/17/2007	1084	719	I-2007-010197	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, NE/4 LTD TO 16,950'
OK5129516-006	OK	WASHITA	MCNATT, J R REV TR AGREEMENT DTD 5/20/96	CHESAPEAKE EXPLORATION LLC	9/18/2007	1089	88	I-2007-011735	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4 LTD TO 16,950'
OK5129516-007	OK	WASHITA	MCNATT, EDNA LAUREL REVOCABLE TR AGREEMENT DTD 5/20/96	CHESAPEAKE EXPLORATION LLC	9/18/2007	1089	405	I-2007-011865	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4 LTD TO 16,950'
OK5129516-008	OK	WASHITA	MOORE, HOWARD R	CHESAPEAKE EXPLORATION LLC	10/20/2007	1090	997	I-2007-012464	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NE/4, SW/4 NE/4 LTD TO 16,950'
OK5129516-010	OK	WASHITA	CEKOSKY, MIKE	CHESAPEAKE EXPLORATION LLC	11/16/2007	1095	748	I-2008-000571	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK5129516-011	OK	WASHITA	WALTERS, WAYNE A	CHESAPEAKE EXPLORATION LLC	2/13/2008	1101	397	I-2008-002421	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NE/4, SW/4 NE/4 SURFACE TO 16,950'
OK9270268-001	OK	WASHITA	OCC #551590/CD #200800364	COI-CELLC	3/11/2008			UNRECORDED	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: LIMITED TO THE BROWN DOLOMITE, PERMIAN GRANITE WASH, UPPER-TONKAWA (DOUGLAS), LOWER TONKAWA, HOXBAR, DES MOINES SEPERATE COMMON SOURCES OF SUPPLY
OK9270415-001	OK	WASHITA	AUSTIN, MARISA CHRISTINE	WARD PETROLEUM CORPORATION	4/28/2004	1050	273	1-2008-009096	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 SE/4, SE/4 SW/4, W/2 NE/4, NE/4 NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270415-002	OK	WASHITA	AUSTIN, JOHN NELSON	WARD PETROLEUM CORPORATION	5/4/2004	1099	411	1-2008-001895	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 SE/4, SE/4 SW/4, W/2 NE/4, NE/4 NE/4
OK9270415-003	OK	WASHITA	AUSTIN, JAMES MARLOW	WARD PETROLEUM CORPORATION	4/27/2004	1099	407	1-2008-001891	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 SE/4, SE/4 SW/4, W/2 NE/4, NE/4 NE/4
OK9270415-004	OK	WASHITA	STEVENER, BETTY & ROBERT	WARD PETROLEUM CORPORATION	6/23/2004	1050	277	1-2006-009100	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 NE/4, NE/4 NE/4, W/2 SE/4, SE/4 SW/4
OK9270415-005	OK	WASHITA	JUNGERMANN JR, CHARLES FRED & JOANN	WARD PETROLEUM CORPORATION	6/23/2004	1099	410	I-2008-001894	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 NE/4, NE/4 NE/4, W/2 SE/4, SE/4 SW/4
OK9270415-006	OK	WASHITA	JUNGERMANN, DOLORES M	WARD PETROLEUM CORPORATION	6/24/2004	1099	408	I-2008-001892	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 NE/4, NE/4 NE/4, W/2 SE/4, SE/4 SW/4
OK9270415-007	OK	WASHITA	ALBERT, EDWARD R & VANGIE L	WARD PETROLEUM CORPORATION	10/2/2006	1050	692	I-2006-009284	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 NE/4, NE/4 NE/4
OK9270416-001	OK	WASHITA	SCARBROUGH, VELMA I, FORMERLY VELMA I ROGERS	WARD PETROLEUM CORPORATION	6/23/2004	1053	399	1-2006-010344	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 SW/4, SW/4 SW/4, S/2 NW/4
OK9270416-002	OK	WASHITA	LYNCH, JOHN R	WARD PETROLEUM CORPORATION	9/26/2006	1050	284	1-2006-009105	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 SW/4, SW/4 SW/4, S/2 NW/4
OK9270417-001	OK	WASHITA	SEARLE, JACK B & TAMARA D	WARD PETROLEUM CORPORATION	9/28/2006	1050	287	I-2008009108	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-002	OK	WASHITA	MCCORNACK, ELAINE FAMILY TRUST DATED 07/01/1998	WARD PETROLEUM CORPORATION	11/13/2006	1053	681	I-2006-010451	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-003	OK	WASHITA	CARTMILL, MARY RUTH	WARD PETROLEUM CORPORATION	11/13/2006	1053	683	I-2008-010452	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-004	OK	WASHITA	SCOGGINS, SARAH C A/K/ A SARAH SCOGGINS	WARD PETROLEUM CORPORATION	11/13/2006	1054	598	I-2006-010789	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-005	OK	WASHITA	BIZZELL, GAIL	WARD PETROLEUM CORPORATION	11/17/2006	1055	268	I-2006-011024	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-006	OK	WASHITA	BIZZELL, GARY	WARD PETROLEUM CORPORATION	11/17/2006	1055	269	I-2006-011025	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-007	OK	WASHITA	HALLMARK, ELIZABETH A A/K/A ELIZABETH HALLMARK	WARD PETROLEUM CORPORATION	11/13/2006	1055	270	I-2006-011026	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-008	OK	WASHITA	AUSTIN MINERAL INTERESTS, LLC	WARD PETROLEUM CORPORATION	11/13/2006	1055	271	I-2006-011027	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-009	OK	WASHITA	REED, PAMELA	WARD PETROLEUM CORPORATION	11/20/2006	1055	991	I-2006-011270	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-010	OK	WASHITA	LUCAS, MARJORIE L A/ K/A MARJORIE LEE LUCAS	WARD PETROLEUM CORPORATION	11/20/2006	1055	992	I-2006-011271	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-011	OK	WASHITA	MOORE, DEBORAH ANNE	WARD PETROLEUM CORPORATION	11/20/2006	1056	553	I-2006-011437	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-012	OK	WASHITA	DICKERSON, FORREST A & NETA F REV TRUST UTA DTD 09/18/1998	WARD PETROLEUM CORPORATION	11/27/2006	1056	554	I-2006-011438	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-013	OK	WASHITA	MCFARLIN, GLEN M A/K/A GLEN MARSHALL	WARD PETROLEUM CORPORATION	11/17/2006	1056	559	I-2006-011441	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-014	OK	WASHITA	HILL, GAYLE M A/K/A GAYLE MARIE HILL	WARD PETROLEUM CORPORATION	11/17/2006	1056	560	I-2006-011442	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270417-015	OK	WASHITA	PURYEAR, KAREN DENISE	WARD PETROLEUM CORPORATION	11/20/2006	1058	528	I-2007-000583	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-016	OK	WASHITA	HOLLEY, CHRISTINA R A/ K/A CHRISTINA HOLLEY	WARD PETROLEUM CORPORATION	11/20/2006	1058	529	I-2006-000584	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-017	OK	WASHITA	AUSTIN, RANDALL	WARD PETROLEUM CORPORATION	11/27/2006	1059	194	I-2007-000872	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-018	OK	WASHITA	HOFFMAN JR, BILLY	WARD PETROLEUM CORPORATION	12/6/2006	1065	738	I-2007-003351	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK3530088-001	OK	WASHITA	BRINKLEY, MICHAEL BLAIN & KATHY MARIE	CHESAPEAKE EXPLORATION LLC	7/30/2007	1086	902	I-2007-010930	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: SW/4 LTD TO 16,980'
OK3530088-002	OK	WASHITA	WELLS, TINA J	CHESAPEAKE EXPLORATION LLC	10/1/2007	1090	297	I-2007-012207	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: SW/4
OK3530088-003	OK	WASHITA	TALIAFERRO, MARION C	CHESAPEAKE EXPLORATION LLC	10/1/2007	1090	295	I-2007-012206	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: SW/4
OK3530088-004	OK	WASHITA	TALIAFERRO, JAMES C	CHESAPEAKE EXPLORATION LLC	10/1/2007	1090	299	I-2007-012208	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: SW/4
OK3530088-005	OK	WASHITA	MAP2004-OK	CHESAPEAKE EXPLORATION LLC	11/14/2007	1092	588	I-2007-012926	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: SW/4 SURFACE TO DES MOINES FM
OK3530088-006	OK	WASHITA	ST/OK - CLO CS- 26675	CHESAPEAKE EXPLORATION LLC	11/27/2007	1112	114	I-2008-006420	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: SW/4 (1/2 M.R.) LTD TO DES MOINES GRANITE WASH
OK3530303-001	OK	WASHITA	SHELTON LAND & CATTLE CO TR DTD 11/24/92	CHESAPEAKE EXPLORATION LLC	9/18/2007	1087	81	I-2007-011008	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: N/2 NW/4 LTD TO 16,980'
OK3530303-002	OK	WASHITA	SHELTON, MARTIN EDWIN	CHESAPEAKE EXPLORATION LLC	9/18/2007	1087	88	I-2007-011011	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: N/2 NW/4 LTD TO 16,980'
OK3530303-003	OK	WASHITA	CLUCK, JERRY L LIVING TRUST DTD 4/6/84	CHESAPEAKE EXPLORATION LLC	8/30/2007	1096	151	I-2008-000709	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: N/2 NW/4 LTD TO 16,980'
OK3530303-004	OK	WASHITA	SEIBOLD ENERGY CO, INC	CHESAPEAKE EXPLORATION LLC	12/13/2007	1097	71	I-2008-001054	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: N/2 NW/4
OK5128454-004	OK	WASHITA	PENDLETON, SHIRLEY	CHESAPEAKE EXPLORATION LLC	7/27/2007	1081	329	I-2007-008957	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66' WIDE OFF THE N PART OF THE SE/4, CONTAINING 4.00 ACRES MORE OR LESS AND LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT THE NE/C OF THE SE/4, THENCE S 116', THENCE W 83', THENCE N 116', THENCE E 83' TO THE POB.

LTD TO 16,980'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128454-005	OK	WASHITA	HOWENSTINE JR, THOMAS	CHESAPEAKE EXPLORATION LLC	10/1/2007	1088	351	I-2007-011500	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 LESS & EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66' WIDE OFF N PART OF SE/4, CONTAINING 4 ACRES MORE OR LESS & L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT NE/C OF SE/4, THENCE S 116', THENCE W 83', THENCE NORTH 116', THENCE E 83' TO POB.

OK5128454-006	OK	WASHITA	MASSIE, KAY	CHESAPEAKE EXPLORATION LLC	10/20/2007	1088	379	I-2007-011511	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 LESS & EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66 FEET WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES MORE OR LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT THE NE CORNER OF THE SE/4, THENCE SOUTH 116 FEET, THENCE WEST 83 FEET, THENCE NORTH 116 FEET, THENCE EAST 83 FEET TO POINT OF BEGINNING

LTD TO 16,980'

OK5128454-007	OK	WASHITA	HOWENSTINE, RALPH	CHESAPEAKE EXPLORATION LLC	10/1/2007	1087	70	I-2007-011004	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66 FEET WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES MORE OR LESS AND LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS; BEGINNING AT THE NE CORNER OF THE SE/4, THENCE SOUTH 116 FEET, THENCE WEST 83 FEET, THENCE NORTH 116 FEET, THENCE EAST 83 FEET TO POINT OF BEGINNING.

OK5128454-008	OK	WASHITA	HELMS, BILLY R & NORMA S	CHESAPEAKE EXPLORATION LLC	10/1/2007	1088	353	I-2007-011501	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66 FEET WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES MORE OR LESS AND LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT THE NE CORNER OF THE SE/4, THENCE SOUTH 116 FEET, THENCE WEST 83 FEET, THENCE NORTH 116 FEET, THENCE EAST 83 FEET TO POINT OF BEGINNING.

OK5128454-009	OK	WASHITA	PIERCE, THERESA	CHESAPEAKE EXPLORATION LLC	10/1/2007	1092	245	I-2007-012806	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4, L/E A TRACT OF LAND A.D.A. A STRIP OF LAND 66' WIDE OFF THE N PART OF THE SE/4, CONTAINING 4 ACRES M/L, AND A TRACT OF LAND A.D.A. BEGINNING AT THE NE CORNER OF THE SE/4, THENCE S 116', THENCE W 83', THENCE N 116', THENCE E 83' TO POINT OF BEGINNING

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128454-010	OK	WASHITA	BROWN, PATSY VIERSEN	CHESAPEAKE EXPLORATION LLC	4/1/2008	1105	451	I-2008-003899	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS A STRIP OF LAND 66' WIDE OFF THE N PART OF THE SE/4 CONTAINING 4.00 ACS MOL, L/E A TRACT OF LAND DESCRIBED AS BEGINNING AT THE NE/C OF SE/4, THENCE S 116', THENCE W 83', THENCE N 116', THENCE E 83' TO POB, CONTAINING 0.2210284 ACS MOL

SURFACE TO 100' BELOW DES MOINES FM

OK5128454-011	OK	WASHITA	PATTY, ETHEL G TRUST	CHESAPEAKE EXPLORATION LLC	2/20/2008	1105	412	I-2008-003881	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66 FEET WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES MORE OR LESS, L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT THE NE CORNER OF THE SE/4, THENCE SOUTH 116 FEET, THENCE WEST 83 FEET, THENCE NORTH 116 FEET, THENCE EAST 83 FEET TO POINT OF BEGINNING, CONTAINING 0.2210284 ACRES MORE OR LESS, CONTAINING 155.779 ACRES, MORE OR LESS.

OK5128454-012	OK	WASHITA	VIERSEN III, RALPH W	CHESAPEAKE EXPLORATION LLC	4/1/2008	1106	610	I-2008-004373	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS A STRIP OF LAND 66' WIDE OFF THE N PART OF THE SE/4 CONTAINING 4.00 ACS MOL, L/E A TRACT OF LAND DESCRIBED AS BEGINNING AT THE NE/C OF SE/4, THENCE S 116', THENCE W 83', THENCE N 116', THENCE E 83' TO POB

SURFACE TO 100' BELOW DES MOINES FM

OK5128454-013	OK	WASHITA	SIMS, GREG	CHESAPEAKE EXPLORATION LLC	2/25/2008	1101	413	I-2008-002428	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66' WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES M/L AND L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT THE NE/C OF THE SE/4, THENCE SOUTH 116', THENCE WEST 83', THENCE NORTH 116', THENCE EAST 83' TO POB

OK5128454-014	OK	WASHITA	WILSON, JAMES L	CHESAPEAKE EXPLORATION LLC	6/25/2008	1116	389	I-2008-007916	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66' WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES M/L, L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: BEG AT THE NE/C OF THE SE/4, THENCE SOUTH 116', THENCE WEST 83', THENCE NORTH 116', THENCE EAST 83' TO POB.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128454-015	OK	WASHITA	CAMM, GERTRUDE	CHESAPEAKE EXPLORATION LLC	5/5/2008	1113	888	I-2008-007002	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66' WIDE OFF THE NORTH PART OF SE/4, CONTAINING 4.00 ACRES M/L, L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: BEG AT THE NE/C SE/4, THENCE SOUTH 116', THENCE WEST 83', THENCE NORTH 116', THENCE EAST 83' TO POB.

OK5128454-016	OK	WASHITA	WILSON, CHARLES S	CHESAPEAKE EXPLORATION LLC	6/25/2008	1116	435	I-2008-007932	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66' WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES M/L, L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: BEG AT THE NE/C OF THE SE/4, THENCE SOUTH 116', THENCE WEST 83', THENCE NORTH 116', THENCE EAST 83' TO POB.

OK5128454-017	OK	WASHITA	MC MINERAL COMPANY LLC	CHESAPEAKE EXPLORATION LLC	5/2/2009	1209	888		011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19WEST

SECTION 14: SE/4 LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND

66 FEET WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES MORE OR LESS AND LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT THE NE/C OF THE SE/4, THENCE SOUTH 116 FEET, THENCE WEST 83 FEET, THENCE NORTH 116 FEET, THENCE EAST 83 FEET TO THE POINT OF BEGINNING

OK5128488-003	OK	WASHITA	CLARK FAMILY MINERAL RIGHTS IRREVOCABLE LIVING TRUST	CHESAPEAKE EXPLORATION LP	10/12/2006	1052	57	I-2006-009812	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: S/2 NE/4, S/2 NW/4
OK5128488-004	OK	WASHITA	CLARK, CHRISTOPHER J REVOCABLE LIVING TRUST	CHESAPEAKE EXPLORATION LP	10/12/2006	1052	61	I-2006-009814	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: S/2 NE/4, S/2 NW/4
OK5128488-005	OK	WASHITA	FORRESTER, MAURINE REV TR, DTD 5/1/81	CHESAPEAKE EXPLORATION LLC	7/30/2007	1081	326	I-2007-008956	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: S/2 NE/4, S/2 NW/4 LTD TO 16,980'
OK5128488-006	OK	WASHITA	HULS, GLENNA	CHESAPEAKE EXPLORATION LLC	7/27/2007	1083	881	I-2007-009866	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: S/2 NE/4, S/2 NW/4 LTD TO 16,980'
OK5128488-007	OK	WASHITA	DAWSON, CAROLYN	CHESAPEAKE EXPLORATION LLC	8/30/2007	1089	414	I-2007-011868	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: S/2 N/2 LTD TO 16,980'
OK5128488-008	OK	WASHITA	TYNER, SANDRA M REVOCABLE TRUST, SANDRA M TYNER TRST	CHESAPEAKE EXPLORATION LLC	8/30/2007	1087	78	I-2007-011007	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: S/2 N/2 LTD TO 16,980'
OK5128489-000	OK	WASHITA	OCC #563919/CD #200808311	COI-CELLC	12/29/2008	1139	17	I-2009-003572	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: ALL
OK3530302-001	OK	WASHITA	JAMES, CARLENE REV LV TR DTD 11/8/04, CARLENE JAMES,TRST	CHESAPEAKE EXPLORATION LLC	9/26/2007	1161	875	I-2010-001528	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SE/4 LTD TO 17,490'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3530302-002	OK	WASHITA	WHITTENBERG, DEBRA JUNE & ROBERT D	CHESAPEAKE EXPLORATION LLC	9/26/2007	1088	373	I-2007-011509	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SE/4 LTD TO 17,490'
OK3530302-003	OK	WASHITA	JAMES, TONY LYNN	CHESAPEAKE EXPLORATION LLC	9/26/2007	1090	368	I-2007-012224	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SE/4 LTD TO 17,490'
OK3530302-004	OK	WASHITA	BOWSER, LISA KAY FORMERLY JAMES AND MICHAEL D	CHESAPEAKE EXPLORATION LLC	9/26/2007	1090	354	I-2007-012218	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SE/4 LTD TO 17,490'
OK3530302-005	OK	WASHITA	PRIVET, JANET ANN FORMERLY JAMES	CHESAPEAKE EXPLORATION LLC	9/26/2007	1090	283	I-2007-012201	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SE/4
OK3530302-006	OK	WASHITA	JAMES, STEVEN H	CHESAPEAKE EXPLORATION LLC	9/26/2007	1163	289	I-2010-001969	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SE/4 LTD TO 17,490'
OK9200008-012	OK	WASHITA	BRADFORD JR, RONALD EDWARD	CHESAPEAKE EXPLORATION LLC	2/11/2008	1105	624	I-2008-003976	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9200008-013	OK	WASHITA	WALTERS, RAYMOND P FAMILY TRUST	CHESAPEAKE EXPLORATION LLC	2/15/2008	1105	844	I-2008-004057	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9200008-016	OK	WASHITA	SCHONES, MICHAEL FRANKLIN	CHESAPEAKE EXPLORATION LLC	2/9/2008	1106	312	I-2008-004231	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9200008-017	OK	WASHITA	SCHONES, EDWARD JOE	CHESAPEAKE EXPLORATION LLC	2/9/2008	1105	622	I-2008-003975	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9200008-018	OK	WASHITA	WALTERS, ROBERT R	CHESAPEAKE EXPLORATION LLC	2/13/2008	1106	307	I-2008-004229	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,490')
OK9200008-019	OK	WASHITA	WOODS, EDNA M A/K/A EDNA MARIE WOODS	CHESAPEAKE EXPLORATION LLC	2/7/2008	1105	626	I-2008-003977	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-001	OK	WASHITA	ANDREWS JR, ERNEST LEE & GLORIA JEAN	CHESAPEAKE EXPLORATION LLC	10/11/2007	1091	851	I-2007-012631	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-002	OK	WASHITA	NBLM VON TUNGELN FAMILY TRUST DTD 8/24/04	CHESAPEAKE EXPLORATION LLC	10/15/2007	1092	243	I-2007-012805	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-003	OK	WASHITA	WALTERS, JOE V, A/K/A/ JOE V WALTERS, JR	CHESAPEAKE EXPLORATION LLC	2/7/2008	1101	405	I-2008-002424	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-004	OK	WASHITA	WALTERS, WAYNE A	CHESAPEAKE EXPLORATION LLC	2/13/2008	1101	394	I-2008-002420	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,490')
OK9270008-005	OK	WASHITA	SCHONES, GREG	CHESAPEAKE EXPLORATION LLC	2/9/2008	1101	403	I-2008-002423	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-006	OK	WASHITA	SCHONES, TERRY	CHESAPEAKE EXPLORATION LLC	2/8/2008	1102	927	I-2008-002944	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-007	OK	WASHITA	SCHONES, STEVE	CHESAPEAKE EXPLORATION LLC	2/8/2008	1101	411	I-2008-002427	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270008-008	OK	WASHITA	SCHONES, JERRY	CHESAPEAKE EXPLORATION LLC	2/8/2008	1101	409	I-2008-002426	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-009	OK	WASHITA	WOODS, CHRISTOPHER J & PATRICIA ANN ALEXANDER	CHESAPEAKE EXPLORATION LLC	2/13/2008	1103	597	I-2008-003187	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-010	OK	WASHITA	TWYMAN, JOAN ELIZABETH	CHESAPEAKE EXPLORATION LLC	2/15/2008	1105	842	I-2008-004056	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-011	OK	WASHITA	SCHONES, JAMES AKA JIM SCHONES	CHESAPEAKE EXPLORATION LLC	2/8/2008	1105	840	I-2008-004055	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-014	OK	WASHITA	WALTERS, DOUGLAS H	CHESAPEAKE EXPLORATION LLC	2/13/2008	1106	304	I-2008-004228	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,490')
OK9270008-015	OK	WASHITA	WILCOXEN, JUDY	CHESAPEAKE EXPLORATION LLC	2/8/2008	1106	310	I-2008-004230	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-016	OK	WASHITA	WALTERS, DAVID L & RHONDA G 1993 TRUST U/ A/D 1/15/93	CHESAPEAKE EXPLORATION LLC	2/13/2008	1104	294	I-2008-003463	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,490')
OK9270008-017	OK	WASHITA	MADDOX, JANICE MARIE	CHESAPEAKE EXPLORATION LLC	2/15/2008	1104	297	I-2008-003464	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-018	OK	WASHITA	BOYETT, DIANA THERESIA	CHESAPEAKE EXPLORATION LLC	2/15/2008	1104	226	I-2008-003436	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-019	OK	WASHITA	WALTERS, TOM J	CHESAPEAKE EXPLORATION LLC	2/13/2008	1104	77	I-2008-003378	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,490')
OK9270008-020	OK	WASHITA	MORRIS II, JAMES M & LOU ANN A/K/ A LUCILLE MORRIS	CHESAPEAKE EXPLORATION LLC	2/13/2008	1104	80	I-2008-003379	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-021	OK	WASHITA	BRADFORD, KATHRYN ANN	CHESAPEAKE EXPLORATION LLC	2/11/2008	1111	72	I-2008-006024	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270009-001	OK	WASHITA	DELP, JUNIOR L & MARY FAYE	CHESAPEAKE EXPLORATION LLC	9/13/2007	1083	862	I-2007-009860	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NE/4 LTD TO 17,490'
OK9270009-002	OK	WASHITA	DELP, BILLY RAY	CHESAPEAKE EXPLORATION LLC	10/1/2007	1090	302	I-2007-012210	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NE/4 LTD TO 17,490'
OK9270009-003	OK	WASHITA	DENNIS, GREGORY FRANCIS	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	597	I-2008-001251	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NE/4
OK9270009-004	OK	WASHITA	DENNIS, MICHAEL BRUCE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	672	I-2008-001277	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NE/4
OK9270009-005	OK	WASHITA	SMITH, TERESA JO	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	650	I-2008-001269	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NE/4 LTD TO 100' BELOW BASE OF S.E. OF DES MOINES FM (17,490')
OK9270009-006	OK	WASHITA	COFFIN, MARY ANN	CHESAPEAKE EXPLORATION LLC	12/3/2007	1095	750	I-2008-000572	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270025-001	OK	WASHITA	GOODWIN, CLIFFORD H & DAISY M	CHESAPEAKE EXPLORATION LLC	10/29/2007	1094	433	I-2008-000140	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 17,490'
OK9270025-002	OK	WASHITA	EVANS, JERRY DALE & GWENDOLYN MARIE REVOCABLE TRUST	CHESAPEAKE EXPLORATION LLC	10/29/2007	1095	580	I-2008-000516	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 17,490'
OK9270025-003	OK	WASHITA	KAMPHAUS, HUBERT L & MELBA S JOINT REVOCABLE TRUST	CHESAPEAKE EXPLORATION LLC	10/29/2007	1093	391	I-2007-013185	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 17,490'
OK9270025-004	OK	WASHITA	WEBB, RETA JO GOODWIN	CHESAPEAKE EXPLORATION LLC	11/21/2007	1095	592	I-2008-000520	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 100' BELOW S. E. DES MOINES FM (17,490')
OK9270025-005	OK	WASHITA	HOSTETTER, JODEAN REVOCABLE TRUST DATED 12/21/92	CHESAPEAKE EXPLORATION LLC	10/20/2007	1096	154	I-2008-000710	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 17,490'
OK9270025-006	OK	WASHITA	HOSTETTER, C L REV TRUST DTD 12/21/1992	CHESAPEAKE EXPLORATION LLC	10/20/2007	1096	160	I-2008-000712	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 17,490'
OK9270025-007	OK	WASHITA	LOWRANCE, VIRGINIA	CHESAPEAKE EXPLORATION LLC	10/20/2007	1097	290	I-2008-001141	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 17,490'
OK9270025-008	OK	WASHITA	GOODWIN, BILLY RAY	CHESAPEAKE EXPLORATION LLC	12/21/2007	1098	186	I-2008-001475	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 100' BELOW BASE OF S.E. OF DES MOINES FM (17,490')
OK9270025-009	OK	WASHITA	GOODWIN, DARRELL DAVON	CHESAPEAKE EXPLORATION LLC	12/21/2007	1099	522	I-2008-001933	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 100' BELOW BASE OF S.E. OF DES MOINES FM (17,490')
OK9270025-010	OK	WASHITA	GOODWIN, DONALD MARVIN	CHESAPEAKE EXPLORATION LLC	12/21/2007	1100	656	I-2008-002185	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 100' BELOW BASE OF S.E. OF DES MOINES FM (17,490')
OK5121365-001	OK	WASHITA	HULS, MAURICE M & RUBY LUE	J COOPER WEST LLC	3/25/1980	520	344		011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: NW/4, N/2 SW/4, LIMITED TO THE ALICE 2-24 AND ALICE 3-24 WELLBORE FROM THE SURFACE TO 13,045'.
OK5121382-001	OK	WASHITA	DURHAM, JOHN D., JR.	J COOPER WEST LLC	10/25/1979	517	559		011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5121382-002	OK	WASHITA	STOWE, M D AND ALICE, H/W	PATRICK DAILEY	2/27/1981	544	98	4620	011N	019W	0024

TOWNSHIP 11 NORTH-RANGE 19 WEST

SECTION 24: SE/4, LESS AND EXCEPT A 2.06 ACRE TRACT DESCRIBED AS BEGINNING 343.5' NORTH OF THE SOUTHEAST CORNER OF THE SE/4 OF 24-11N-19WIM. THENCE WEST 300', THENCE NORTH 300', THENCE EAST 300', THENCE SOUTH 300' TO THE POINT OF BEGINNING.

OK5121383-001	OK	WASHITA	AUSTIN, HAYDEN E., ET AL	J COOPER WEST LLC	4/2/1981	552	11		011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: NE/4, LIMITED TO THE WB OF THE ALICE 2-24 AND ALICE 3-24 FROM THE SURFACE TO 13,045'
OK5121383-002	OK	WASHITA	AUSTIN, HAYDEN, A SINGLE MAN, ET AL	DICOR MINERAL COMPANY	6/25/1981	561	158	13257	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: NE/4
OK5121383-003	OK	WASHITA	AUSTIN, HAYDEN E, HAYDEN GENE & JANE AUSTIN, JOHN AUSTIN	J COOPER WEST	4/22/1982	586	989		011N	019W	0024	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 24: NE/4
OK5122769-001	OK	WASHITA	ANTLE, CLIFFORD M., ET UX	EXXON CORPORATION	4/16/1979	499	215		011N	019W	0024	SECTION 24-11N-19W: S/2 SW/4, EXCLUDING THE HULS 1-24 WELLBORE.
OK5122769-002	OK	WASHITA	GREGORY, LEOLA, A MARRIED WOMAN DEALING IN HER SOLE,SEP PROP	TXO PRODUCTION CORP	8/8/1983	628	675	8744	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: S/2 SW/4, LIMITED TO THE ALICE 2-24 AND ALICE 3-24 FROM THE SURFACE TO 13,045'.
OK5122769-003	OK	WASHITA	BRINTLE, WILLIAM H,A MARRIED MAN DEALING IN HIS SOLE,SEP,PRP	TXO PRODUCTION CORP	8/8/1983	628	695	8754	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: S/2 SW/4, LIMITED TO THE ALICE 2-24 AND ALICE 3-24 WELLBORE FROM THE SURFACE TO 13,045'.
OK5122769-004	OK	WASHITA	BOA, ETHEL B, A WIDOW	TXO PRODUCTION CORP	8/8/1983	628	673	8743	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 24 WEST SECTION 24: S/2 SW/4, LIMITED TO THE ALICE 2-24 AND ALICE 3-24 WELLBORE FROM THE SURFACE TO 13,045'.
OK5122769-005	OK	WASHITA	BRINTLE, GLADYS JANET, A WIDOW	TXO PRODUCTION CORP	8/8/1983	628	683	8748	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: S/2 SW/4, LIMITED TO THE WELLBORE OF THE ALICE 2-24 AND ALICE 3-24 FROM THE SURFACE TO 13,045'.
OK5122769-006	OK	WASHITA	MOAD, JERRY E,A MARRIED MAN DEALING IN HIS SOLE,SEP,PROPERTY	TXO PRODUCTION CORP	8/8/1983	628	679	8746	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: S/2 SW/4, LIMITED TO THE WELLBORE OF THE ALICE 2-24 AND ALICE 3-24 WELLS FROM THE SURFACE TO 13,045'.
OK5122769-007	OK	WASHITA	MOAD, SWITHIN L,A MARRIED MAN DEALING IN HIS SOLE,SEP,PROP	TXO PRODUCTION CORP	8/8/1983	628	677	8745	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: S/2 SW/4, LIMITED TO THE ALICE 2-24 AND ALICE 3-24 WELLBORE FROM THE SURFACE TO 13,045'.
OK5122769-008	OK	WASHITA	DEFFENBAUGH, TRENA MOAD,A MARRIED PERSON	TXO PRODUCTION CORP	8/8/1983	628	681	8747	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: S/2 SW/4, LIMITED TO THE ALICE 2-24 AND ALICE 3-24 WELLBORE FROM THE SURFACE TO 13,045'
OK5126438-001	OK	WASHITA	OCC #247529/CD #107170	TXO PRODUCTION CORP.	10/31/1983				011N	019W	0024

TOWNSHIP 11 NORTH, RANGE 19 WEST,

SECTION 24: UPPER TONKAWA (DOUGLAS), HOXBAR AND DES MOINES COMMON SOURCES UNDERLYING THE ENTIRE SECTION., LIMITED TO THE ALICE 2-24 AND ALICE 3-24 WELLBORES FROMTHE SURFACE TO 13,045'.

Exhibit B

To Perpetual Overriding Royalty Interest Conveyance (PUD)

(Excluded Assets)

PN	Regulatory Name	API	St	County	Sec	Twn	Rge	Spacing Unit Description	Quartering
112669	HINZ 1-22	3514920320	OK	WASHITA	0022	011N	016W	SECTION 22-11N-16W	ALL
158826	MORRISON 1-22	3514921198	OK	WASHITA	0022	011N	016W	SECTION 22-11N-16W	ALL
732396	C AND H 1-10	3514921251	OK	WASHITA	0010	011N	017W	SECTION 10-11N-17W	ALL
119988	STEHR 1-15	3514920308	OK	WASHITA	0015	011N	017W	SECTION 15-11N-17W	ALL
113210	STEHR 1-16	3514920285	OK	WASHITA	0016	011N	017W	SECTION 16-11N-17W	ALL
616339	LILLIAN & JOHN (LILLI-JOHN) 1-16	3514921278	OK	WASHITA	0016	011N	017W	SECTION 16-11N-17W	ALL
113018	WISE 1	3514920211	OK	WASHITA	0017	011N	017W	SECTION 17-11N-17W	ALL
112933	SPERLE 1-20	3514920109	OK	WASHITA	0020	011N	017W	SECTION 20-11N-17W	ALL
158605	DON 1-8	3514921227	OK	WASHITA	0008	011N	018W	SECTION 8-11N-18W	ALL
119976	OGLE 1	3514920399	OK	WASHITA	0009	011N	018W	SECTION 9-11N-18W	ALL
112530	CHARTER 2-10	3514920524	OK	WASHITA	0010	011N	018W	SECTION 10-11N-18W	ALL
112999	WALTON 1-10	3514920251	OK	WASHITA	0010	011N	018W	SECTION 10-11N-18W	ALL
112531	CHARTER A 1	3514920254	OK	WASHITA	0011	011N	018W	SECTION 11-11N-18W	ALL
112817	OGLE 1-15	3514920139	OK	WASHITA	0015	011N	018W	SECTION 15-11N-18W	ALL
112818	OGLE 2-15	3514920507	OK	WASHITA	0015	011N	018W	SECTION 15-11N-18W	ALL
112795	MURRAY 1-19	3514920467	OK	WASHITA	0019	011N	018W	SECTION 19-11N-18W	ALL
112796	MURRAY 2-19	3514920775	OK	WASHITA	0019	011N	018W	SECTION 19-11N-18W	ALL
119986	WALLACE J 1	3514920414	OK	WASHITA	0021	011N	018W	SECTION 21-11N-18W	ALL
113881	KLEMME 2-23	3514920954	OK	WASHITA	0023	011N	018W	SECTION 23-11N-18W	ALL
112713	KLEMME 1-23	3514920279	OK	WASHITA	0023	011N	018W	SECTION 23-11N-18W	ALL
112714	KLEMME STATE 1-25	3514920353	OK	WASHITA	0025	011N	018W	SECTION 25-11N-18W	ALL

PN	Regulatory Name	API	St	County	Sec	Twn	Rge	Spacing Unit Description	Quartering
191811	DIAMOND RING 3-26	3514920879	OK	WASHITA	0026	011N	018W	SECTION 26-11N-18W	ALL
192081	STATE-WETER 1-26	3514920347	OK	WASHITA	0026	011N	018W	SECTION 26-11N-18W	ALL
191997	O.S.U. 2-26	3514920842	OK	WASHITA	0026	011N	018W	SECTION 26-11N-18W	ALL
113370	HALE 1-27	3514920814	OK	WASHITA	0027	011N	018W	SECTION 27-11N-18W	ALL
112917	SIMPSON 1-27	3514920785	OK	WASHITA	0027	011N	018W	SECTION 27-11N-18W	ALL
119987	REEDER 1	3514920385	OK	WASHITA	0029	011N	018W	SECTION 29-11N-18W	ALL
159205	REEDER 2-29	3514921192	OK	WASHITA	0029	011N	018W	SECTION 29-11N-18W	ALL
113244	REEDER 2-30	3514920514	OK	WASHITA	0030	011N	018W	SECTION 30-11N-18W	ALL
191815	DUGGER 1-30	3514920807	OK	WASHITA	0030	011N	018W	SECTION 30-11N-18W	ALL
192906	CARTER 6-35	3514920889	OK	WASHITA	0035	011N	018W	SECTION 35-11N-18W	ALL
192966	ELDON 5-35	3514920862	OK	WASHITA	0035	011N	018W	SECTION 35-11N-18W	ALL
193335	THOMPSON 4-35	3514920818	OK	WASHITA	0035	011N	018W	SECTION 35-11N-18W	ALL
192996	GOERINGER 3-35	3514920693	OK	WASHITA	0035	011N	018W	SECTION 35-11N-18W	ALL
193371	WETER 1-35	3514920228	OK	WASHITA	0035	011N	018W	SECTION 35-11N-18W	ALL
193372	WETER 2	3514920520	OK	WASHITA	0035	011N	018W	SECTION 35-11N-18W	ALL
156946	ARMOUDIAN 1-2 P&A	3514921121	OK	WASHITA	0002	011N	019W	SECTION 2-11N-19W	ALL
156216	RUBY HULS 2-24	3514921076	OK	WASHITA	0024	011N	019W	SECTION 24-11N-19W	ALL
156668	HULS 3-24	3514921107	OK	WASHITA	0024	011N	019W	SECTION 24-11N-19W	ALL
193560	ALICE 2-24	3514920744	OK	WASHITA	0024	011N	019W	SECTION 24-11N-19W	ALL
193561	ALICE 3-24	3514920787	OK	WASHITA	0024	011N	019W	SECTION 24-11N-19W	ALL
193613	HULS 1-24	3514920435	OK	WASHITA	0024	011N	019W	SECTION 24-11N-19W	ALL

Exhibit C

To Perpetual Overriding Royalty Interest Conveyance (PUD)

(Form of Stipulation)

STIPULATION

This STIPULATION (this “Stipulation”) is entered into by and between                                         , with offices at                                          (“Assignor”)[, as successor in interest to Chesapeake Exploration, L.L.C. (“CHK Exploration”)]1 and                                         , with offices at                                          (“Assignee”), as of                      (the “Effective Date”). All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Conveyance (as defined below).

CHK Exploration has executed and delivered to Assignee a Perpetual Overriding Royalty Interest Conveyance dated             , recorded on                                          in                                          of Washita County, Oklahoma (the “Conveyance”).

[Assignor is the successor to the interests of CHK Exploration under the Conveyance]2.

Pursuant to Section 1.05 of the Conveyance Assignor stipulates that Exhibit A attached hereto is a true and correct schedule identifying, as of the Effective Date (i) the Development Wells drilled to date (including the API number for each such Development Well), and (ii) Assignor’s Net Revenue Interest used to calculate the NRI Factor for each of the Development Wells drilled to date.

[Remainder of page intentionally left blank.]

[1]	Exclude if Chesapeake Exploration, L.L.C. is still the owner of the Assignor Retained Minerals.
[2]	Exclude if Chesapeake Exploration, L.L.C. is still the owner of the Assignor Retained Minerals.

IN WITNESS WHEREOF, Assignor and Assignee have caused this Stipulation to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Stipulation, but effective for all purposes as of the Effective Date.

ASSIGNOR:

By:
Name:
Title:

[Signature Page of Assignor to Stipulation]

Assignee has joined herein to acknowledge its receipt of this Stipulation. Nothing in this Stipulation shall be deemed a waiver by Assignee of its rights under the Conveyance.

ASSIGNEE:

By:
Name:
Title:

[Acknowledgment Page of Assignee to Stipulation]

[ASSIGNOR’S ACKNOWLEDGEMENT]

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on                     ,         , by                                         , as                                          of                                         , a                                         , on behalf of said                                         .

WITNESS my hand and official seal this      day of             ,         .

NOTARY PUBLIC,
State of

(printed name)

My commission expires:

[SEAL]

[Acknowledgment Page of Assignor to Stipulation]

[ASSIGNEE’S ACKNOWLEDGEMENT]

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on                     ,         , by                                         , as                                          of                                         , a                                         , on behalf of said                                         .

WITNESS my hand and official seal this      day of             ,         .

NOTARY PUBLIC,
State of

(printed name)

My commission expires:

[SEAL]

[Acknowledgment Page of Assignee to Stipulation]

Exhibit A

To

Stipulation

Development Wells	API Number of Development Well	Assignor’s Net Revenue Interest in the Development Well used to calculate the NRI Factor

Exhibit D

To Perpetual Overriding Royalty Interest Conveyance (PUD)

(Description of AMI Area)

TOWNSHIP	RANGE	SECTION	LOCATION	COUNTY	STATE
011N	016W	9	9 011N 016W	Washita	OK
011N	016W	10	10 011N 016W	Washita	OK
011N	016W	15	15 011N 016W	Washita	OK
011N	016W	16	16 011N 016W	Washita	OK
011N	016W	21	21 011N 016W	Washita	OK
011N	016W	22	22 011N 016W	Washita	OK
011N	016W	27	27 011N 016W	Washita	OK
011N	016W	28	28 011N 016W	Washita	OK
011N	016W	31	31 011N 016W	Washita	OK
011N	016W	33	33 011N 016W	Washita	OK
010N	016W	4	4 010N 016W	Washita	OK
010N	016W	5	5 010N 016W	Washita	OK
011N	017W	5	5 011N 017W	Washita	OK
011N	017W	6	6 011N 017W	Washita	OK
011N	017W	9	9 011N 017W	Washita	OK
011N	017W	10	10 011N 017W	Washita	OK
011N	017W	13	13 011N 017W	Washita	OK
011N	017W	14	14 011N 017W	Washita	OK
011N	017W	15	15 011N 017W	Washita	OK
011N	017W	16	16 011N 017W	Washita	OK
011N	017W	17	17 011N 017W	Washita	OK
011N	017W	18	18 011N 017W	Washita	OK
011N	017W	20	20 011N 017W	Washita	OK
011N	017W	23	23 011N 017W	Washita	OK
011N	017W	24	24 011N 017W	Washita	OK
011N	017W	25	25 011N 017W	Washita	OK
011N	017W	26	26 011N 017W	Washita	OK
011N	017W	27	27 011N 017W	Washita	OK
011N	017W	28	28 011N 017W	Washita	OK

TOWNSHIP	RANGE	SECTION	LOCATION	COUNTY	STATE
011N	017W	29	29 011N 017W	Washita	OK
011N	017W	30	30 011N 017W	Washita	OK
011N	017W	31	31 011N 017W	Washita	OK
011N	017W	32	32 011N 017W	Washita	OK
011N	017W	34	34 011N 017W	Washita	OK
010N	017W	3	3 010N 017W	Washita	OK
011N	018W	1	1 011N 018W	Washita	OK
011N	018W	2	2 011N 018W	Washita	OK
011N	018W	4	4 011N 018W	Washita	OK
011N	018W	5	5 011N 018W	Washita	OK

TOWNSHIP	RANGE	SECTION	LOCATION	COUNTY	STATE
011N	018W	6	6 011N 018W	Washita	OK
011N	018W	7	7 011N 018W	Washita	OK
011N	018W	8	8 011N 018W	Washita	OK
011N	018W	9	9 011N 018W	Washita	OK
011N	018W	10	10 011N 018W	Washita	OK
011N	018W	11	11 011N 018W	Washita	OK
011N	018W	12	12 011N 018W	Washita	OK
011N	018W	13	13 011N 018W	Washita	OK
011N	018W	15	15 011N 018W	Washita	OK
011N	018W	17	17 011N 018W	Washita	OK
011N	018W	18	18 011N 018W	Washita	OK
011N	018W	19	19 011N 018W	Washita	OK
011N	018W	20	20 011N 018W	Washita	OK
011N	018W	21	21 011N 018W	Washita	OK
011N	018W	23	23 011N 018W	Washita	OK
011N	018W	24	24 011N 018W	Washita	OK
011N	018W	25	25 011N 018W	Washita	OK
011N	018W	26	26 011N 018W	Washita	OK
011N	018W	27	27 011N 018W	Washita	OK
011N	018W	28	28 011N 018W	Washita	OK
011N	018W	29	29 011N 018W	Washita	OK
011N	018W	30	30 011N 018W	Washita	OK
011N	018W	32	32 011N 018W	Washita	OK
011N	018W	35	35 011N 018W	Washita	OK
011N	019W	2	2 011N 019W	Washita	OK
011N	019W	3	3 011N 019W	Washita	OK
011N	019W	11	11 011N 019W	Washita	OK
011N	019W	12	12 011N 019W	Washita	OK
011N	019W	13	13 011N 019W	Washita	OK

TOWNSHIP	RANGE	SECTION	LOCATION	COUNTY	STATE
011N	019W	14	14 011N 019W	Washita	OK
011N	019W	22	22 011N 019W	Washita	OK
011N	019W	24	24 011N 019W	Washita	OK

Exhibit E

To Perpetual Overriding Royalty Interest Conveyance (PUD)

(Target Formation Log)

See Attached

21413

COI

LEE ROY PILOT 1-24

TD12800

1678 KB

Top Des Moines (or Top Colony GW‘A’ )

Top Prue (or Base Colony GW ‘C’)

True Resolution

OR BACKUP

GAMMA RAY

Density Caliper

DEEP

[mDr6]

SHALLOW

[mDr2]

OVERANGE DEEP [m0r6]

OVERANGE SHALLOW[m0r2]

120 in. DOI

EXHIBIT A

MORTGAGED PROPERTIES

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200025-001	OK	WASHITA	MCCORMICK, BARBARA ANN HOWE REVOCABLE TRUST	CHESAPEAKE EXPLORATION LP	5/23/2007	1087	462	I-2007-011138	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: LOTS 1, 2, 3, & E/2 OF LOT 4, S/2 NE/4, SE/4 NW/4, E/2 SW/4 NW/4
OK3200025-002	OK	WASHITA	HOWE, EUGENE MASON, II	CHESAPEAKE EXPLORATION LP	5/23/2007	1072	671	I-2007-005902	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: LOTS 1, 2, 3, & E/2 OF LOT 4, S/2 NE/4, SE/4 NW/4, E/2 SW/4 NW/4
OK3200025-004	OK	WASHITA	REGIER, CHARLES R & KATHY	CHESAPEAKE EXPLORATION LLC	7/23/2007	1082	289	I-2007-009329	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: LOT 1, LOT 2, S/2 NE/4, LOT 3, SE/4 NW/4 A/K/A E/2 NW/4, E/2 OF LOT 4, E/2 SW NW, SE/4
OK3200025-005	OK	WASHITA	REGIER, PHYLLIS MARLENE & DALE GENE REV	CHESAPEAKE EXPLORATION LLC	7/23/2007	1082	285	I-2007-009328	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-019	OK	WASHITA	HOOGE, LOIS J	CHESAPEAKE EXPLORATION LLC	1/28/2011	1196	404	I-2011-001956	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-020	OK	WASHITA	NICOL, EMILY AMBER DAVIDSON	CHESAPEAKE EXPLORATION LLC	12/28/2010	1196	407	I-2011-001957	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-021	OK	WASHITA	DAVIDSON, PHIL C	CHESAPEAKE EXPLORATION LLC	12/28/2010	1196	373	I-2011-001947	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-022	OK	WASHITA	RUTLEDGE, JEANEE E	CHESAPEAKE EXPLORATION LLC	12/28/2010	1196	376	I-2011-001948	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-023	OK	WASHITA	DAVIDSON, LARRY JON	CHESAPEAKE EXPLORATION LLC	12/28/2010	1196	379	I-2011-001949	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-024	OK	WASHITA	WHITE, ROZELL WILLEAN	CHESAPEAKE EXPLORATION LLC	12/28/2010	1196	615	I-2011-002026	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-025	OK	WASHITA	DAVIDSON, AARON ZACHARY	CHESAPEAKE EXPLORATION LLC	12/28/2010	1196	385	I-2011-001951	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-026	OK	WASHITA	REGIER, BRENT T	CHESAPEAKE EXPLORATION LLC	1/5/2011	1196	388	I-2011-001952	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-027	OK	WASHITA	TAYLOR, ROSALEE TUGWELL	CHESAPEAKE EXPLORATION LLC	1/5/2011	1196	392	I-2011-001953	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-028	OK	WASHITA	STOCKFISCH, CARLOYN K TUGWELL	CHESAPEAKE EXPLORATION LLC	1/5/2011	1196	396	I-2011-001954	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-029	OK	WASHITA	REIMER, SHERYL A	CHESAPEAKE EXPLORATION LLC	1/5/2011	1196	400	I-2011-001955	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200025-030	OK	WASHITA	REGIER, WALDEN J	CHESAPEAKE EXPLORATION LLC	1/5/2011	1197	689	I-2011-002796	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: SE/4
OK3200170-004	OK	WASHITA	WAFUM-IV, INC	CHESAPEAKE EXPLORATION LLC	12/2/2010	1189	1055	I-2010-011039	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: E/2 SW/4
OK3200692-001	OK	WASHITA	HARMS, LEOTA H & LARRY	CHESAPEAKE EXPLORATION, LLC.	9/13/2007	1099	382	I-2007-011856	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W2SW
OK3200692-002	OK	WASHITA	ANDREWS, DELPHIA H & JIM	CHESAPEAKE EXPLORATION LLC	9/13/2007	1092	291	I-2007-012829	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-003	OK	WASHITA	HENNING, DELILA H & GUY	CHESAPEAKE EXPLORATION LLC	9/13/2007	1089	447	I-2007-011882	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-004	OK	WASHITA	BULLER, RONALD H & RUTH	CHESAPEAKE EXPLORATION LLC	9/13/2007	1089	840	I-2007-012038	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-005	OK	WASHITA	SCHMIDT FAMILY TRUST, DTD 2/14/03	CHESAPEAKE EXPLORATION LLC	9/13/2007	1089	384	I-2007-011857	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-006	OK	WASHITA	HARMS, LEOTA H AND LARRY	CHESAPEAKE EXPLORATION LLC	9/13/2007	1089	382	I-2007-011856	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200692-014	OK	WASHITA	SHELLEY FAMILY LLC	CHESAPEAKE EXPLORATION LLC	8/21/2009	1151	828	I-2009-008212	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-015	OK	WASHITA	MCCULLISS, PAUL L	CHESAPEAKE EXPLORATION LLC	9/29/2009	1149	960	I-2009-007590	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-016	OK	WASHITA	UNRUH LIVING TRUST AGREEMENT DTD 03-27-1996	CHESAPEAKE EXPLORATION LLC	11/18/2010	1198	375	I-2011-002993	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-017	OK	WASHITA	ZUERCHER, DWIGHT LOVING TR DTD 05/12/92	CHESAPEAKE EXPLORATION LLC	11/4/2010	1194	693	I-2011-001343	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-018	OK	WASHITA	ZUERCHER, WILMA LOVING TR DTD 05/12/92	CHESAPEAKE EXPLORATION LLC	11/4/2010	1198	372	I-2011002992	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-020	OK	WASHITA	HARMS FAMILY TRUST, THE U/D/O DECEMBER 8, 1993	CHESAPEAKE EXPLORATION LLC	11/23/2010	1201	499	I-2011-004035	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-021	OK	WASHITA	AVERY, ROBERT D	CHESAPEAKE EXPLORATION LLC	1/4/2011	1195	719	I-2011-001731	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200692-022	OK	WASHITA	SMITH, ANGELA M	CHESAPEAKE EXPLORATION LLC	12/15/2010	1201	602	I-2011-004062	010N	016W	0004	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 4: W/2 SW/4
OK3200105-001	OK	WASHITA	HORN, ARTHUR M LOVING TRUST ARTHUR M HORN TRUSTEE	CHESAPEAKE EXPLORATION LLC	8/22/2007	1085	245	I-2007-010391	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: E/2 SE/4
OK3200105-002	OK	WASHITA	HORN, SUSIE H LOVING TRUST DTD 3/25/91	CHESAPEAKE EXPLORATION LLC	8/22/2007	1085	247	I-2007-010392	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: E/2 SE/4
OK3200165-006	OK	WASHITA	PETERS, RUTH M TRUST DTD 10/13/88 AMENDED 1/23/90	CHESAPEAKE EXPLORATION LLC	1/7/2011	1194	253	I-2011-001201	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: LOT 2 SW/4 NE/4
OK3200165-007	OK	WASHITA	KOEHN, VERNA	CHESAPEAKE EXPLORATION LLC	12/20/2010	1197	154	I-2011-002652	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: LOT 2 (41.13), SW/4, NE/4
OK3200165-008	OK	WASHITA	MUENSCHER, JOHN	CHESAPEAKE EXPLORATION LLC	1/11/2011	1199	181	I-2011-003249	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: LOT 2 (41.13), SW/4 NE/4
OK3200165-009	OK	WASHITA	REIMER, GORDON W	CHESAPEAKE EXPLORATION LLC	12/23/2010	1197	41	I-2011-002618	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: LOT 2 (41.13), SW/4, NE/4
OK3200591-001	OK	WASHITA	BUIE, PATRICIA J	DALE FOLKS, LLC	1/22/2007	1065	135	I-2007-003129	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: SW/4, W/2 SE/4
OK3200591-002	OK	WASHITA	EVERETT, BLAKE A	DALE FOLKS, LLC	1/24/2007	1065	341	I-2007-003201	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: SW/4, W/2 SE/4
OK3200591-003	OK	WASHITA	EVERETT, CLARK J	DALE FOLKS, LLC	1/24/2007	1065	344	I-2007-003202	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: SW/4, W/2 SE/4
OK3200591-004	OK	WASHITA	EVERETT, LARRY	DALE FOLKS, LLC	1/22/2007	1065	156	I-2007-003136	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: SW/4, W/2 SE/4
OK3200591-005	OK	WASHITA	EVERETT LIVING TRUST	DALE FOLKS, LLC	1/22/2007	1065	153	I-2007-003135	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: W/2 SE/4
OK3200591-006	OK	WASHITA	EVERETT, NORMAN D TRUST	DALE FOLKS, LLC	1/24/2007	1062	713	I-2007-002193	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: W/2 SW/4
OK3200591-008	OK	WASHITA	VAN HOOZER, KRISTIE EVERETT	CHESAPEAKE EXPLORATION LLC	1/17/2011	1199	162	I-2011-003243	010N	016W	0005	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 5: SW/4, W/2 SE/4
OK3200564-000	OK	WASHITA	BUNGARDT, ALFRED H TRUSTS A & B	DAVID S THOMPSON & ASSOCIATES	11/8/2006	1057	258	I-2007-00109	010N	017W	0003	TOWNSHIP 10 NORTH - RANGE 17 WEST SECTION 3: LOTS 3-4, S/2 NW/4, SW/4
OK3200677-001	OK	WASHITA	DICK, JAMES A	CHESAPEAKE EXPLORATION LLC	8/17/2007	1087	32	I-2007-010991	010N	017W	0003	TOWNSHIP 10 NORTH - RANGE 17 WEST SECTION 3: S/2 NE/4, ALL THAT PORTION OF N/2 NE/4 LYING W OF RAILROAD, SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200677-002	OK	WASHITA	POWELL SNOW, REBECCA D FORMERLY REBECCA D POWELL	CHESAPEAKE EXPLORATION LLC	8/17/2007	1087	28	I-2007-010990	010N	017W	0003	TOWNSHIP 10 NORTH - RANGE 17 WEST SECTION 3: S/2 NE/4, ALL THAT PORTION OF N/2 NE/4 LYING W OF RAILROAD, SE/4
OK3200800-000	OK	WASHITA	BORCHERS, MARTHA	DAVID S THOMPSON & ASSOCIATES	7/11/2007	1077	929	I-2007-007757	010N	017W	0003	TOWNSHIP 10 NORTH - RANGE 17 WEST SECTION 3: ALL OF LOT 1, ALL OF THAT PART OF LOT 2 LYING EAST OF THE ST. LOUIS AND SAN FRANCISCO RAILROAD RIGHT-OF-WAY IN THE NE/4
OK6200800-001	OK	WASHITA	OCC #576231/CD #201001916	COI/CELLC, APPLICANTS	6/16/2010	1204	655	I-2011-004812	010N	017W	0003	TOWNSHIP 10 NORTH - RANGE 17 WEST SECTION 3: ALL LIMITED TO VIRGILIAN, MISSOURIAN, & DES MOINES COMMON SOURCE OF SUPPLY
OK3200151-006	OK	WASHITA	FRIESEN, RAY & ALMA S	CHESAPEAKE EXPLORATION LLC	5/19/2008	1115	227	I-2008-007486	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 SE/4
OK3200151-007	OK	WASHITA	HIEBERT, VERA IRREVOCABLE TRUST AGREEMENT DTD 5/12/1987	CHESAPEAKE EXPLORATION LLC	8/6/2008	1116	125	I-2008-007816	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 SE/4
OK9270123-001	OK	WASHITA	BIA 14-20-205-13483	CROW CREEK ENERGY, LLC	7/19/2005			UNRECORDED	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: E/2 E/2 NW/4
OK9270124-001	OK	WASHITA	BIA 14-20-205-13484	CROW CREEK ENERGY, LLC	7/19/2005			UNRECORDED	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 NW/4 NW/4 NW/4 NW/4
OK9270126-001	OK	WASHITA	BIA 14-20-205-13481	CROW CREEK ENERGY, LLC	7/19/2005			UNRECORDED	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 E/2 NW/4
OK9270127-001	OK	WASHITA	BIA 14-20-205-13482	CROW CREEK ENERGY, LLC	7/19/2005			UNRECORDED	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4 NW/4, S/2 NW/4 NW/4, NE/4 NW/4 NW/4, E/2 NW/4 NW/4 NW/4, SW/4 NW/4 NW/4 NW/4, E/2 NW/4 NW/4 NW/4 NW/4
OK9270128-001	OK	WASHITA	BIA 14-20-205-13485	CROW CREEK ENERGY, LLC	7/19/2005			UNRECORDED	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SE/4 SE/4
OK9270129-001	OK	WASHITA	BIA 14-20-205-13486	CROW CREEK ENERGY, LLC	7/19/2005			UNRECORDED	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: NE/4 SE/4
OK9270333-001	OK	WASHITA	EDGAR, CURTIS W	PENN VIRGINIA MC ENERGY, LLC	6/10/2008	1115	212	I-2008-007481	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270334-001	OK	WASHITA	SAWATZKY, RAY P & JANET A	PENN VIRGINIA MC ENERGY, LLC	7/15/2008	1115	200	I-2008-007477	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4 SURFACE TO 17,032’
OK9270335-001	OK	WASHITA	EDGAR, SALLY	PENN VIRGINIA MC ENERGY, LLC	6/10/2008	1115	203	I-2008-007478	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270336-001	OK	WASHITA	PARKER, EVELYN M REV TR, EVELYN M PARKER, TRST	PENN VIRGINIA MC ENERGY, LLC	6/10/2008	1115	206	I-2008-007479	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270337-001	OK	WASHITA	EDGAR, ROBERT J	PENN VIRGINIA MC ENERGY, LLC	6/10/2008	1115	209	I-2008-007480	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270338-001	OK	WASHITA	KELTON, MARILYN	PENN VIRGINIA MC ENERGY, LLC	7/18/2008	1115	215	I-2008-007482	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270339-001	OK	WASHITA	MARTIN, KAREN	PENN VIRGINIA MC ENERGY, LLC	7/18/2008	1115	218	I-2008-007483	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270340-001	OK	WASHITA	SCHMIDT, RICK	PENN VIRGINIA MC ENERGY, LLC	7/18/2008	1115	221	I-2008-007484	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: SW/4
OK9270340-002	OK	WASHITA	GREGG, C WEBER AND BEULAH J	TODCO PROPERTIES, INC	5/23/2008	1115	360	I-2008-007519	011N	016W	0009	TOWNSHIP 11 NORTH – RANGE 16 WEST SECTION 9: SW/4 INSOFAR AND ONLY INSOFAR AS TO THE HINZ USA #1-9H WELLBORE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270340-003	OK	WASHITA	SAWATZKY, ROY C	TODCO PROPERTIES, INC	6/10/2008	1115	321	I-2008-007509	011N	016W	0009	TOWNSHIP 11 NORTH – RANGE 16 WEST SECTION 9: SW/4 INSOFAR AND ONLY INSOFAR AS TO THE HINZ USA #1-9H WELLBORE
OK9270340-004	OK	WASHITA	SAWATZKY, ROBERT L	TODCO PROPERTIES, INC	6/10/2008	1116	28	I-2008-007791	011N	016W	0009	TOWNSHIP 11 NORTH – RANGE 16 WEST SECTION 9: SW/4 INSOFAR AND ONLY INSOFAR AS TO THE HINZ USA #1-9H WELLBORE
OK9270341-001	OK	WASHITA	HAMBROOK, VERA HIEBERT IREV TR AGREEMENT DTD 5/12/87	PENN VIRGINIA MC ENERGY, LLC	11/25/2008	1125	449		011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 SE/4
OK9270341-002	OK	WASHITA	HINZ, JOE B	TODCO PROPERTIES, INC	6/17/2008	1115	351	I-2008-007517	011N	016W	0009	TOWNSHIP 11 NORTH – RANGE 16 WEST SECTION 9: W/2 SE/4 INSOFAR AND ONLY INSOFAR AS TO THE HINZ USA #1-9H WELLBORE
OK9270342-001	OK	WASHITA	FRIESEN, RAY & ALMA S	PENN VIRGINIA MC ENERGY, LLC	6/26/2008	1115	227	I-2008-007486	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 SE/4
OK9270343-001	OK	WASHITA	SWITZER, LAURA F/K/A HIEBERT	PENN VIRGINIA MC ENERGY, LLC	6/26/2008	1115	224	I-2008-007485	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: W/2 SE/4
OK9270774-001	OK	WASHITA	SNIDER, DAVID B.	CJS PRODUCTION, LLC	6/19/2008	1188	681	I-2010-010545	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: NE/4
OK9270774-002	OK	WASHITA	SNIDER, MICHAEL G.	CJS PRODUCTION, LLC	6/19/2008	1188	681	I-2010-010545	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: NE/4
OK9270774-003	OK	WASHITA	SPRADLIN, KAREN J.	CJS PRODUCTION, LLC	6/19/2008	1188	681	I-2010-010545	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: NE/4
OK9270774-004	OK	WASHITA	SNIDER, DONALD W.	CJS PRODUCTION, LLC	6/19/2008	1188	681	I-2010-010545	011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: NE/4
OK9270774-009	OK	WASHITA	OCC #561122/CD #200806786	COI & CELLC; APPLICANTS	10/21/2008				011N	016W	0009	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 9: ALL LIMITED TO PERMIAN, VIRGILIAN, MISSOURIAN & DES MOINES COMMON SOURCES OF SUPPLY
OK9270774-010	OK	WASHITA	SNIDER, LEON AND GWENETH	TODCO PROPERTIES, INC	6/12/2008	1115	138	I-2008-007461	011N	016W	0009	TOWNSHIP 11 NORTH – RANGE 16 WEST SECTION 9: NE/4 INSOFAR AND ONLY INSOFAR AS TO THE HINZ USA #1-9H WELLBORE
OK3200347-003	OK	WASHITA	VOTH, HILMAR LIFE ESTATE	CHESAPEAKE EXPLORATION LP	7/25/2006	1049	186	I-2006-008724	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4
OK3200347-004	OK	WASHITA	PENNER FARMS LLC	CHESAPEAKE EXPLORATION LLC	8/13/2009	1146	87	I-2009-006228	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4
OK3200347-005	OK	WASHITA	JANZ, DALE	CHESAPEAKE EXPLORATION LLC	8/19/2009	1165	253	I-2010-002747	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4
OK3200347-006	OK	WASHITA	JANZ, DANIEL	CHESAPEAKE EXPLORATION LLC	8/19/2009	1165	249	I-2010-002745	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4
OK3200347-007	OK	WASHITA	JANZ, DAVID	CHESAPEAKE EXPLORATION LLC	8/19/2009	1165	245	I-2010-002743	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4
OK3200347-008	OK	WASHITA	JANZ, GLORIA	CHESAPEAKE EXPLORATION LLC	8/19/2009	1165	251	I-2010-002746	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4
OK3200347-009	OK	WASHITA	WALTON, ROSALIE	CHESAPEAKE EXPLORATION LLC	8/19/2009	1165	247	I-2010-002744	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200668-004	OK	WASHITA	PRICE, BILL O REV TR, ETAL	CHESAPEAKE EXPLORATION, LLC	9/3/2010	1181	644	I-2010-008199	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: SW/4
OK9270378-000	OK	WASHITA	BIA 14-20-205-14473	CHESAPEAKE EXPLORATION LLC	12/18/2009	1168	739	I-2010-003920	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: NE/4
OK9270380-000	OK	WASHITA	BIA 14-20-205-14474	CHESAPEAKE EXPLORATION LLC	12/18/2009	1169	993	I-2010-004416	011N	016W	0010	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 10: N/2 N/2 NW/4 NW/4, N/2 NE/4 NW/4, N/2 S/2 NE/4 NW/4
OK5129091-007	OK	WASHITA	HARDWICK, BETH	CHESAPEAKE EXPLORATION LLC	3/3/2008	1106	64	I-2008-004141	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: E/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129091-008	OK	WASHITA	PITTMAN, HENRIETTA & JOHN I	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	61	I-2008-004140	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: E/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129091-009	OK	WASHITA	BEAVIN, RICK	CHESAPEAKE EXPLORATION LLC	3/3/2008	1107	895	I-2008-004829	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: E/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129091-010	OK	WASHITA	MCLAURIN, RUBY LEE & GEORGE K	CHESAPEAKE EXPLORATION LLC	7/8/2008	1116	153	I-2008-007828	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: E/2 SE/4
OK5129091-011	OK	WASHITA	STEWART, FRANKIE L A/K/A FRANKIE STEWART	CHESAPEAKE EXPLORATION LLC	6/27/2008	1116	161	I-2008-007831	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: E/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-007	OK	WASHITA	HARMS, MARTHA LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	6/16/2008	1112	294	I-2008-006486	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-008	OK	WASHITA	LEONARD & LINDA HARMS FAMILY, LLC	CHESAPEAKE EXPLORATION LLC	7/3/2008	1118	637	I-2008-008655	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-009	OK	WASHITA	SIMS, CAROL J REVOCABLE LIVING TRUST DTD 9/11/2007	CHESAPEAKE EXPLORATION LLC	7/10/2008	1118	641	I-2008-008657	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4
OK5129107-010	OK	WASHITA	HUNNICUTT, MARY JEAN A/K/A MARY JEAN ABRAHAMS	CHESAPEAKE EXPLORATION LLC	7/14/2008	1146	870	I-2009-006522	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4
OK5129107-011	OK	WASHITA	GORTON, SUSAN K A/K/A SUSAN K ABRAHAMS	CHESAPEAKE EXPLORATION LLC	7/14/2008	1117	460	I-2008-008257	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-012	OK	WASHITA	JANZEN, JANIE EILEEN	CHESAPEAKE EXPLORATION LLC	7/9/2008	1117	450	I-2008-008253	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-013	OK	WASHITA	KNIGHTSTEP, KATHLEEN G A/K/ A KATHLEEN G ABRAHAMS	CHESAPEAKE EXPLORATION LLC	7/14/2008	1117	475	I-2008-008263	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129107-014	OK	WASHITA	MITCHELL, PEGGY A A/K/ A PEGGY A ABRAHAMS	CHESAPEAKE EXPLORATION LLC	7/14/2008	1117	478	I-2008-008264	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-015	OK	WASHITA	BARRY, MARLENE ANN	CHESAPEAKE EXPLORATION LLC	7/9/2008	1118	604	I-2008-008641	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129107-016	OK	WASHITA	OCC #575421/CD #201001385	COI & CELLC, APPLICANTS	5/10/2010				011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NE/4, W/2 SE/4 LIMITED TO THE PERMIAN, VIRGILIAN, MISSOURIAN & DES MOINES COMMON SOURCES OF SUPPLY
OK5129115-006	OK	WASHITA	CROWDER, CONNIE LYNN	CHESAPEAKE EXPLORATION LLC	7/29/2008	1114	382	I-2008-007197	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129115-007	OK	WASHITA	SHELTON, MARY DEANNE	CHESAPEAKE EXPLORATION LLC	7/28/2008	1114	385	I-2008-007198	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129115-008	OK	WASHITA	SNIDER, LARRY DEAN	CHESAPEAKE EXPLORATION LLC	7/29/2008	1114	388	I-2008-007199	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129115-009	OK	WASHITA	SNIDER, LEON & GWENETH	CHESAPEAKE EXPLORATION LLC	7/28/2008	1114	379	I-2008-007196	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129115-010	OK	WASHITA	BAHAN, W C FAMILY REV LIVING TRUST, ET AL	CHESAPEAKE EXPLORATION LLC	5/24/2010	1170	959	I-2010-004740	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM
OK9270379-000	OK	WASHITA	BIA 14-20-205-14475	CHESAPEAKE EXPLORATION LLC	12/18/2009	1169	989	I-2010-004415	011N	016W	0015	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 15: SW/4
OK9270224-001	OK	WASHITA	SMITH, GLEN REVOCABLE TRUST DTD 4/30/1991	CHESAPEAKE EXPLORATION LLC	8/18/2008	1116	836	I-2008-008063	011N	016W	0016	TOWHSHIP 11 NORTH - RANGE 16 WEST SECTION 16: E/2 LTD TO 16,918’
OK9270224-002	OK	WASHITA	SHIPP, BRIAN N & JANE A	CHESAPEAKE EXPLORATION LLC	8/14/2008	1116	843	I-2008-08066	011N	016W	0016	TOWNSHIP 11 NORTH, RANGE 16 WEST SECTION 16: E/2 LTD TO 16,918’
OK9270224-003	OK	WASHITA	SHIPP, PATTIE J	CHESAPEAKE EXPLORATION LLC	8/14/2008	1116	841	I-2008-008065	011N	016W	0016	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 16: E/2 LTD TO 16,918’
OK9270225-001	OK	WASHITA	SMITH, ELMER TRUST DTD 1/13/1992	CHESAPEAKE EXPLORATION LLC	8/19/2008	1116	851	I-2008-008069	011N	016W	0016	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 16: W/2 LTD TO 16,918’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270225-002	OK	WASHITA	ELMER SMITH OIL COMPANY	CHESAPEAKE EXPLORATION LLC	8/19/2008	1116	839	I-2008-008064	011N	016W	0016

TOWNSHIP 11 NORTH - RANGE 16 WEST

SECTION 16: W/2, PROVIDED THAT THIS LEASE IS HERBY LIMITED TO 200 NET MINERAL ACRES OUT OF 240 NET MINERAL ACRES OWNED BY LESSOR, IT BEING THE INTENTION OF LESSOR TO EXCEPT 40 NET MINERAL ACRES FROM THIS LEASE. LTD TO 16,918’

OK9270138-002	OK	WASHITA	REINSCHMIEDT, EDWIN R	HARVEY E WHITE ENTERPRISES	2/9/1976	448	796	801	011N	016W	0021	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 21: NE/4, N/2 NW/4 LTD TO FORCE POOLED FMS (OCC #569643)
OK9270171-001	OK	WASHITA	STEHR, AGNES D 1992 REVOCABLE LIVING TRUST DTD 6/26/92	CHESAPEAKE EXPLORATION LLC	4/1/2008	1106	58	I-2008-004139	011N	016W	0021	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 21: SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM
OK9270171-002	OK	WASHITA	STEHR, DARRELL	CHESAPEAKE EXPLORATION LLC	4/1/2008	1106	55	I-2008-004138	011N	016W	0021	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 21: SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM
OK9270171-003	OK	WASHITA	STEHR, SYDNEY	CHESAPEAKE EXPLORATION LLC	4/1/2008	1106	52	I-2008-004137	011N	016W	0021	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 21: SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM
OK9270352-001	OK	WASHITA	GOERINGER, WALTER ROSS	TODCO PROPERTIES, INC	1/17/2008	1102	90	1-2008-002672	011N	016W	0021	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 21: SW/4 LTD TO S.E. OF 100’ BLW BASE OF DES MOINES GRANITE WASH FM (16,808’)
OK9270353-001	OK	WASHITA	SPERLE, BONNIE & ELGIN	TODCO PROPERTIES, INC	4/10/2008	1105	663	1-2008-003992	011N	016W	0021	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 21: SE/4 SURFACE TO 100’ BLW BASE OF DES MOINES FM
OK9270354-001	OK	WASHITA	OCC #569643/CD #200901402-T/O	SAMSON RESOURCES COMPANY	8/17/2009			UNRECORDED	011N	016W	0021	TOWNSHIP 11 NORTH - RAGNE 16 WEST SECTION 21: ALL LTD TO THE PERMIAN, VIRGILIAN, MISSOURIAN, AND DES MOINES
A01748-4740	OK	WASHITA	KING, MAUDE RUTH ET VIR	PALO DURO LAND COMPANY	11/2/1981	570	546		011N	016W	0022	NE/4 Sec. 22-11N-16W
A01748-4741	OK	WASHITA	KING , WILLIAM DON , TRUSTEE	PALO DURO LAND COMPANY	11/2/1981	571	474		011N	016W	0022	NE/4 Sec. 22-11N-16W
A01748-4742	OK	WASHITA	KING , WILLIAM DON	PALO DURO LAND COMPANY	11/2/1981	571	470		011N	016W	0022	NE/4 Sec. 22-11N-16W
A01748-4743	OK	WASHITA	KING , JIM DALE	PALO DURO LAND COMPANY	11/2/1981	571	466		011N	016W	0022	NE/4 Sec. 22-11N-16W
A01820-4745	OK	WASHITA	THOMPSON , OPAL	K. R. JAMES	11/20/1981	580	90		011N	016W	0022	SW/4 Sec. 22-11N-16W
A01820-4746	OK	WASHITA	THOMPSON , OPAL	AVANTI ENERGY CORPORATION	5/26/1982	594	204		011N	016W	0022	SW/4 Sec. 22-11N-16W
A01963-4747	OK	WASHITA	FRANSEN, ISAAC, ESTATE	WALTER B ANDERSON	2/16/1982	580	168		011N	016W	0022	SE/4 Sec. 22-11N-16W
A01963-4748	OK	WASHITA	GOODWIN , FRANCES L	MIKE*RAINBOLT	4/26/1977	467	929		011N	016W	0022	SE/4 Sec. 22-11N-16W
A01963-4749	OK	WASHITA	ZAHN , GEORGE O & LEE ELLA	MIKE RAINBOLT	4/13/1977	467	18		011N	016W	0022	SE/4 Sec. 22-11N-16W
A01963-4750	OK	WASHITA	VENABLE , ROBERT ALLEN	JACK B SMITH	2/22/1978	479	927		011N	016W	0022	SE/4 Sec. 22-11N-16W
A01963-4751	OK	WASHITA	HINZ , HENRY A , ET UX	RED LAND ENERGY COMPANY	5/19/1980	521	229		011N	016W	0022	S/2 SE/4 Sec. 22-11N-16W
A01963-4752	OK	WASHITA	HINZ , JOHN PAUL , ET UX	RED LAND ENERGY COMPANY	5/22/1980	520	841		011N	016W	0022	N/2 SE/4 Sec. 22-11N-16W
A01963-4753	OK	WASHITA	HINZ , JOE B , ET UX	RED LAND ENERGY COMPANY	5/9/1980	520	389		011N	016W	0022	S/2 SE/4 Sec. 22-11N-16W
D70L95-36578	OK	WASHITA	SNIDER, GEORGE P, ET UX	JACK B SMITH	6/1/1978	485	698		011N	016W	0022	T011N-R016W-22 S/2 NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK0006066-001	OK	WASHITA	OCC # 216402/CD # 95551	AVANTI ENERGY CORP, ETAL	5/19/1982				011N	016W	0022	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 22: ALL LIMITED TO PERMIAN, VIRGILIAN, MISSOURIAN, DES MOINES, ATOKA & MORROW COMMON SOURCES OF SUPPLY
OK0006066-002	OK	WASHITA	OCC # 511762/CD#200507082	SANGUINE GAS EXPLORATION	9/26/2006	1046	75	102006- 007596	011N	016W	0022	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 22: ALL LIMITED TO PERMIAN, VIRGILIAN, MISSOURIAN, DES MOINES, ATOKA & MORROW COMMON SOURCES OF SUPPLY
OK5490001-001	OK	WASHITA	BIA 14-20-205-7686	SMITH	1/31/1980	585	212	5725	011N	016W	0022	S2NW; 22-11N-16W
OK5490002-000	OK	WASHITA	HINZ, IRMA JEAN A/K/A ERMA	K R JAMES	2/27/1982	581	215	3793	011N	016W	0022	NWNW; 22-11N-16W
OK5490003-000	OK	WASHITA	HINZ, HENRY A & VERA HINZ	RED LAND ENERGY COMPANY	5/19/1980	521	232	4507	011N	016W	0022	NENW; 22-11N-16W
35-000773-002	OK	WASHITA	WILLIAMSON, MARYLIN JEAN LIV TR	CHESAPEAKE EXPLORATION, L.L.C.	7/6/2011	1206	85	I-2011-005126	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: SW, SE
35-000773-003	OK	WASHITA	HITCHCOCK, KEMBERLY & LOREN HITCHCOCK	CHESAPEAKE EXPLORATION, LLC	7/15/2011	1211	147	I-2011-006437	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: SE
35-001128-001	OK	WASHITA	SNIDER, BRIAN LEE	CHESAPEAKE EXPLORATION, LLC	7/8/2011	1206	89	I-2011-005127	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: NE
35-001129-001	OK	WASHITA	KREWALL, BRENDA RENE	CHESAPEAKE EXPLORATION, LLC	7/8/2011	1206	93	I-2011-005128	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: NE
35-001130-001	OK	WASHITA	SNIDER, LEON & GWYNETH	CHESAPEAKE EXPLORATION, LLC	7/6/2011	1206	97	I-2011-005129	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: NE
35-001551-001	OK	WASHITA	JOHNSON FAMILY TRUST	CHESAPEAKE EXPLORATION, L.L.C.	7/20/2011	1209	586	I-2011-005975	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: SE
OK9270074-004	OK	WASHITA	SCHWAB, ROBIN	CHESAPEAKE EXPLORATION LLC	6/20/2008	1114	401	I-2008-007205	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: SW/4
OK9270074-006	OK	WASHITA	SCHWAB, ROBIN LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	10/8/2008	1125	613	I-2008-011220	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: SW/4
OK9270074-007	OK	WASHITA	BRISTOW, BEVERLY A	CHESAPEAKE EXPLORATION LLC	6/24/2010	1178	973	I-2010-007389	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: SW/4
OK9270783-001	OK	WASHITA	BIA 14-20-205-14725	CHESAPEAKE EXPLORATION, LLC	8/31/2010	1193	754	I-2011-001024	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: AN UNDIVIDED 802/810 RESTRICTED INTEREST IN THE NW/4
OK9270892-001	OK	WASHITA	CHAPARRAL ROYALTY COMPANY	CHESAPEAKE EXPLORATION LLC	6/9/2011	1207	628	I-2011-005513	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: NE/4
OK9270892-002	OK	WASHITA	COLONIAL ROYALTIES LIMITED PARTNERSHIP	CHESAPEAKE EXPLORATION LLC	6/9/2011	1207	630	I-2011-005514	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: NE/4
OK9270892-003	OK	WASHITA	PENTAGON OIL COMPANY	CHESAPEAKE EXPLORATION LLC	6/9/2011	1207	632	I-2011-005515	011N	016W	0027	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 27: NE/4
OK0011048-012	OK	WASHITA	GOERINGER, WALTER ROSS & DIANE	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	103	I-2008-004155	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: SE/4
OK0011048-013	OK	WASHITA	GOERINGER, AMANDA D	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	82	I-2008-004148	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: NW/4 LTD TO 17190’
OK0011048-014	OK	WASHITA	GOERINGER, JASON WALTER	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	85	I-2008-004149	011N	016W	0028	TOWNSHIP 11 N0RTH - RANGE 16 WEST SECITON 28: NW/4 LTD TO 17190’

8

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK0011048-015	OK	WASHITA	GOERINGER, LEO KEITH & SHERRI	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	106	I-2008-004156	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: SE/4 LTD TO 17190’
OK0011048-016	OK	WASHITA	GOERINGER, LEO KEITH & SHERRI	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	97	I-2008-004153	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: NW/4, E 53 1/3 ACS SW/4 LTD TO 17190’
OK0011048-017	OK	WASHITA	GOERINGER, LEO PAUL	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	88	I-2008-004150	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: NW/4 LTD TO 17190’
OK0011048-018	OK	WASHITA	GOERINGER, MATTHEW L	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	94	I-2008-004152	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECITON 28: NW/4 LTD TO 17190’
OK0011048-019	OK	WASHITA	GOERINGER, WALTER ROSS & DIANE	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	100	I-2008-004154	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: NW/4, E 53 1/3 ACS SW/4 LTD TO 17190’
OK9270065-001	OK	WASHITA	HUNTER, KAREN	CHESAPEAKE EXPLORATION LLC	3/24/2008	1106	172	I-2008-004180	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: E 53 1/3 ACRES SW/4
OK9270065-002	OK	WASHITA	LITTKE, RAYMOND & JUNE	CHESAPEAKE EXPLORATION LLC	6/16/2008	1114	403	I-2008-007206	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: W 53 1/3 AC OF SW/4 & CENTER 53 1/3 AC OF SW/4, (A/D/A 106.666667 AC OF SW/4) LTD TO 17,190’
OK9270065-003	OK	WASHITA	SHEPPARD, NANCY J	CHESAPEAKE EXPLORATION LLC	7/8/2008	1116	155	I-2008-007829	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 ACRES OF SW/4, CENTER 53 1/3 ACRES OF SW/4 LTD TO 17,190’
OK9270065-004	OK	WASHITA	R H VENABLE PROPERTIES, LTD	CHESAPEAKE EXPLORATION LLC	7/8/2008	1115	410	I-2008-007528	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: E/3 SW/4
OK9270065-005	OK	WASHITA	GODFREY, BRETT B	CHESAPEAKE EXPLORATION LLC	7/7/2008	1117	414	I-2008-008240	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 ACRES OF SW/4, CENTER 53 1/3 ACRES SW/4 LTD TO 17,190’
OK9270065-006	OK	WASHITA	LITTKE, PATRICIA	CHESAPEAKE EXPLORATION LLC	7/7/2008	1117	411	I-2008-008239	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 ACRES OF SW/4, CENTER 53 1/3 ACRES OF SW/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH FM
OK9270065-007	OK	WASHITA	LITTKE, MELISSA, PATRICIA LITTKE TESTAMENTARY TRUSTEE	CHESAPEAKE EXPLORATION LLC	7/7/2008	1117	417	I-2008-008241	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 ACRES OF SW/4, CENTER 53 1/3 ACRES OF SW/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH FM
OK9270065-008	OK	WASHITA	COLE, JULIA A	CHESAPEAKE EXPLORATION LLC	7/8/2008	1117	481	I-2008-008265	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: W 53 1/3 AC SW/4, C 53 1/3 AC SW/4 LTD TO 17,190’
OK9270065-009	OK	WASHITA	BALZER, RAYMA J	CHESAPEAKE EXPLORATION LLC	7/9/2008	1118	631	I-2008-008653	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 ACRES OF SW/4, CENTER 53 1/3 ACRES OF SW/4 LTD TO 17,190’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270065-010	OK	WASHITA	COLE, VICTOR L	CHESAPEAKE EXPLORATION LLC	7/14/2008	1117	447	I-2008-008252	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 OF THE SW/4, CENTER 53 1/3 ACRES OF SW/4 LTD TO 17,190’
OK9270065-011	OK	WASHITA	GODFREY, JAY D	CHESAPEAKE EXPLORATION LLC	7/9/2008	1118	615	I-2008-008645	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: W 53 1/3 AC SW/4, C 53 1/3 AC SW/4 LTD TO 17,190’
OK9270065-012	OK	WASHITA	SCHNEIDER, BENNIE RUE	CHESAPEAKE EXPLORATION LLC	7/23/2008	1119	677	I-2008-009064	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 ACRES OF SW/4, CENTER 53 1/3 ACRES SW/4 LTD TO 17,190’
OK9270065-013	OK	WASHITA	DICK, ARLOENE J	CHESAPEAKE EXPLORATION LLC	7/14/2008	1117	444	I-2008-008251	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: WEST 53 1/3 AC SW/4 & CENTER 53 1/3 AC SW/4 LTD TO 17,190’
OK9270068-001	OK	WASHITA	GOERINGER-DOSS, MARIYA ANN	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	91	I-2008-004151	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: NW/4 LTD TO 17190’
OK9270153-001	OK	WASHITA	ORR, JILL E	CHESAPEAKE EXPLORATION LLC	2/18/2008	1103	652	I-2008-003208	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: E 53 1/3 ACS SW/4 SURFACE TO 17,190
OK9270160-000	OK	WASHITA	MORRISON, KAY FRANCES	CHESAPEAKE EXPLORATION LLC	3/10/2008	1101	165	I-2008-002346	011N	016W	0028	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 28: NE/4 SURFACE TO 17,190’
OK3200101-001	OK	WASHITA	BEHNKE, BERT	CHESAPEAKE EXPLORATION LLC	8/9/2007	1082	862	I-2007-009493	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: E/2 SE/4
OK3200101-002	OK	WASHITA	HIEBERT, LAVANDA A/K/A LAVANDA HEIBERT	CHESAPEAKE EXPLORATION LLC	8/9/2007	1082	868	I-2007-009495	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: E/2 SE/4
OK3200101-003	OK	WASHITA	BEHNKE, LARRY HEIR OF PHILIP G BEHNKE	CHESAPEAKE EXPLORATION LLC	8/9/2007	1083	610	I-2007-009776	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: E/2 SE/4
OK3200489-001	OK	WASHITA	GOERINGER, ELDON	CHESAPEAKE EXPLORATION LP	4/11/2007	1070	753	I-2007-005219	011N	016W	0031	TOWNSHIP 11 NORTH - 16 WEST SECTION 31: LOT 1, LOT 2, E/2 NW/4
OK3200489-002	OK	WASHITA	GARLING, PATRICIA	CHESAPEAKE EXPLORATION LP	4/11/2007	1070	755	I-2007-005220	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOT 1, LOT 2, E/2 NW/4
OK3200489-003	OK	WASHITA	LEWIS, LAVETA MAE	CHESAPEAKE EXPLORATION LP	4/11/2007	1072	834	I-2007-005968	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1 & 2 & E/2 NW/4
OK3200489-004	OK	WASHITA	FESSLER, NATALIE	CHESAPEAKE EXPLORATION LP	4/11/2007	1072	836	I-2007-005969	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1, 2 & E/2 NW/4
OK3200489-005	OK	WASHITA	INTEMANN, OLINDA	CHESAPEAKE EXPLORATION LP	4/11/2007	1070	764	I-2007-005224	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1 & 2 & E/2 NW/4
OK3200489-006	OK	WASHITA	JANTZ, RONALD K & DONNA F REV LIV TRUST DTD 6/27/00	CHESAPEAKE EXPLORATION LP	4/11/2007	1078	358	I-2007-007920	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1 & 2 & E/2 NW/4
OK3200489-007	OK	WASHITA	GOERINGER, SUSAN NICHOLE	CHESAPEAKE EXPLORATION LP	6/6/2007	1076	55	I-2007-007061	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 (A/D/A LOTS 1-2 & E/2 NW/4)
OK3200489-008	OK	WASHITA	GOERINGER, ELIZABETH	CHESAPEAKE EXPLORATION LP	6/6/2007	1076	494	I-2007-007237	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-009	OK	WASHITA	YOVANOFF, ROBERTA	CHESAPEAKE EXPLORATION LP	6/6/2007	1076	496	I-2007-007238	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1, 2, E/2 NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200489-010	OK	WASHITA	REECE, SYBIL MCCLAIN	CHESAPEAKE EXPLORATION LP	6/6/2007	1076	916	I-2007-007401	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-011	OK	WASHITA	PARISH, LILI A	CHESAPEAKE EXPLORATION LP	6/6/2007	1076	914	I-2007-007400	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 (A/D/A LOTS 1,2, E/2 NW/4)
OK3200489-012	OK	WASHITA	GOERINGER, GLENN S/P/A GLEN GOERINGER	CHESAPEAKE EXPLORATION LLC	8/15/2007	1082	841	I-2007-009481	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1,2, E/2 NW/4
OK3200489-013	OK	WASHITA	GOERINGER, BILL	CHESAPEAKE EXPLORATION LLC	8/15/2007	1084	49	I-2007-009944	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-014	OK	WASHITA	OLSON, ELAINE	CHESAPEAKE EXPLORATION LLC	8/14/2007	1084	55	I-2007-009947	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1 & 2, E/2 NW/4. LTD TO 17,080’
OK3200489-015	OK	WASHITA	GOERINGER, JERRY	CHESAPEAKE EXPLORATION LLC	8/15/2007	1083	612	I-2007-009777	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-016	OK	WASHITA	KOCH, KEITH ALLEN	CHESAPEAKE EXPLORATION LLC	8/14/2007	1082	824	I-2007-009474	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-017	OK	WASHITA	HUMBLE, LINDA PEGGY	CHESAPEAKE EXPLORATION LLC	8/15/2007	1084	45	I-2007-009942	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-018	OK	WASHITA	MANNING, CLYDENE	CHESAPEAKE EXPLORATION LLC	8/14/2007	1084	480	I-2007-010110	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, (A/D/A LOTS 1 & 2 & E/2 NW/4) LTD TO 17,080’
OK3200489-019	OK	WASHITA	MYERS, CHERYL	CHESAPEAKE EXPLORATION LLC	8/14/2007	1086	279	I-2007-010710	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1-2, E/2 NW/4 LTD TO 17,080’
OK3200489-020	OK	WASHITA	BARNES, DENNIS	CHESAPEAKE EXPLORATION LLC	8/14/2007	1084	508	I-2007-010121	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, (A/D/A LOTS 1-2, E/2 NW/4) LTD TO 17,080’
OK3200489-021	OK	WASHITA	HOAGLAND, WILMA S/P/ A WILMA HOGGLAND	CHESAPEAKE EXPLORATION LLC	8/15/2007	1085	21	I-2007-010306	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1,2, E/2 NW/4
OK3200489-022	OK	WASHITA	BOHL, NANCY A/ KA BOHLS, S/P/A BOLS	CHESAPEAKE EXPLORATION LLC	8/15/2007	1084	489	I-2007-010113	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 (A/D/A LOTS 1,2, E/2 NW/4)
OK3200489-023	OK	WASHITA	GOSS, BETTY LOU	CHESAPEAKE EXPLORATION LLC	11/28/2007	1096	662	I-2008-000877	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1, 2, E/2 NW/4 LTD TO SURFACE TO BASE OF DES MOINES FM
OK3200489-025	OK	WASHITA	KELLEY, J M & MARTHA 2005 LIVING TRUST	CHESAPEAKE EXPLORATION LLC	11/28/2007	1096	665	I-2008-000878	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1 & 2 & E/2 NW/4 LTD TO SURFACE TO BASE OF DES MOINES FM
OK3200489-026	OK	WASHITA	GODFREY, LYDIA	CHESAPEAKE EXPLORATION LLC	11/28/2007	1096	717	I-2008-000896	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1, 2, E/2 NW/4
OK3200489-027	OK	WASHITA	WOLF, RICHARD JOHN	CHESAPEAKE EXPLORATION LLC	11/28/2007	1092	622	I-2007-012937	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4 A/D/A LOTS 1, 2, E/2 NW/4 LTD TO SURFACE TO BASE OF DES MOINES FM
OK3200489-028	OK	WASHITA	WOLF, EMANUEL JACOB, HEIR OF MARIE GOERINGER	CHESAPEAKE EXPLORATION LLC	11/28/2007	1098	15	I-2008-001403	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, & E/2 NW/4 LTD TO SURFACE TO BASE OF DES MOINES FM
OK3200489-029	OK	WASHITA	BOULTON, DOROTHY LOUISE	CHESAPEAKE EXPLORATION LLC	11/28/2007	1096	720	I-2008-000897	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NW/4, A/D/A LOTS 1, 2, & E/2 NW/4 LTD TO SURFACE TO BASE OF DES MOINES FM

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200489-030	OK	WASHITA	GOERINGER, JON	CHESAPEAKE EXPLORATION LLC	2/21/2008	1103	661	I-2008-003211	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 17,080’
OK3200489-031	OK	WASHITA	VAN DUYNE, ROSALIE	CHESAPEAKE EXPLORATION LLC	2/21/2008	1103	664	I-2008-003212	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 17,080’
OK3200489-032	OK	WASHITA	GOERINGER, GARY	CHESAPEAKE EXPLORATION LLC	2/21/2008	1104	186	I-2008-003421	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 17,080’
OK3200489-033	OK	WASHITA	GOERINGER, RONALD	CHESAPEAKE EXPLORATION LLC	2/21/2008	1104	189	I-2008-003422	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 17,080’
OK3200489-034	OK	WASHITA	NORRIS, LINDA C, HEIR OF LEONA FLEMISTER, DECEASED	CHESAPEAKE EXPLORATION LLC	3/4/2008	1104	372	I-2008-003505	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-035	OK	WASHITA	INTEMANN, WAYNE L, HEIR OF LEONA FLEMISTER, DECEASED	CHESAPEAKE EXPLORATION LLC	3/4/2008	1104	372	I-2008-003508	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-036	OK	WASHITA	GOERINGER, ALICE REVOCABLE LIVING TRUST DTD 10/22/99	CHESAPEAKE EXPLORATION LLC	3/3/2008	1106	121	I-2008-004161	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-037	OK	WASHITA	GOERINGER, ERVIN E REVOCABLE LIVING TRUST DTD 10/22/99	CHESAPEAKE EXPLORATION LLC	3/3/2008	1106	124	I-2008-004162	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-038	OK	WASHITA	GOERINGER, HELEN JEAN, HEIR OF LEONA FLEMISTER	CHESAPEAKE EXPLORATION LLC	3/4/2008	1104	377	I-2008-003507	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-039	OK	WASHITA	BARBER, JANICE F/K/ A JANICE ZERBY	CHESAPEAKE EXPLORATION LLC	2/21/2008	1106	127	I-208-004163	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 A/D/A NW/4 SURFACE TO 17,080’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200489-040	OK	WASHITA	ELLISON, JEANETTE K, HEIR OF LEONA FLEMISTER, DECEASED	CHESAPEAKE EXPLORATION LLC	3/4/2008	1106	118	I-2008-004160	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-041	OK	WASHITA	GOERINGER, MICHAEL, HEIR OF EUGENE FLEMISTER, DECEASED	CHESAPEAKE EXPLORATION LLC	3/4/2008	1106	115	I-2008-004159	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-042	OK	WASHITA	VAN DUYNE, CHERYL A/ K/A CHERY VAN DUYNE	CHESAPEAKE EXPLORATION LLC	2/21/2008	1106	112	I-2008-004158	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 A/D/A NW/4 SURFACE TO 17,080’
OK3200489-043	OK	WASHITA	RAMSEY, ROBIN	CHESAPEAKE EXPLORATION LLC	2/21/2008	1106	130	I-2008-004164	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 17,080’
OK3200489-044	OK	WASHITA	FRERICHS, DAVID, HEIR OF LEONA FLEMISTER, DECEASED	CHESAPEAKE EXPLORATION LLC	3/4/2008	1106	109	I-2008-004157	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-045	OK	WASHITA	GALBRAITH, KAREN, F/K/ A KAREN COTTRELL	CHESAPEAKE EXPLORATION LLC	2/21/2008	1107	910	I-2008-004834	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 17,080’
OK3200489-046	OK	WASHITA	INTEMANN, OLINDA I	CHESAPEAKE EXPLORATION LLC	3/4/2008	1108	729	I-2008-005156	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-048	OK	WASHITA	GOERINGER, STEVE, HEIR OF LEONA FLEMISTER, DECEASED	CHESAPEAKE EXPLORATION LLC	3/31/2008	1108	732	I-208-005157	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-049	OK	WASHITA	GOERINGER, STEVE KEITH, HEIR OF EUGENE GOERINGER, DECD	CHESAPEAKE EXPLORATION LLC	3/31/2008	1108	735	I-2008-005158	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-050	OK	WASHITA	GOERINGER, HELEN JEAN, HEIR OF EUGENE GOERINGER, DECD	CHESAPEAKE EXPLORATION LLC	3/31/2008	1107	916	I-2008-004836	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4) SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200489-051	OK	WASHITA	GOERINGER, MICHAEL JAMES, HEIR OF EUGENE GOERINGER	CHESAPEAKE EXPLORATION LLC	3/31/2008	1110	924	I-2008-005947	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1-2, E/2 NW/4, A/D/A NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200489-052	OK	WASHITA	GOERINGER, GREGORY LYNN	CHESAPEAKE EXPLORATION LLC	3/31/2008	1108	745	I-2008-005161	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1, 2, E/2 NW/4, A/D/A NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK3200500-001	OK	WASHITA	REGIER, CHARLES R & KATHY	CHESAPEAKE EXPLORATION LP	4/10/2007	1069	744	I-2007-004867	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOT 3 & LOT 4 AND E/2 SW/4
OK3200500-002	OK	WASHITA	REGIER, DALE G & PHYLLIS M REV TR	CHESAPEAKE EXPLORATION LP	4/10/2007	1069	740	I-2007-004866	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOT 3 & LOT 4 AND E/2 SW/4
OK3200672-000	OK	WASHITA	ROSE, STANLEY	CHESAPEAKE EXPLORATION LLC	8/22/2007	1085	18	I-2007-010305	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: NE/4 LTD TO 17,080’
OK3200754-001	OK	WASHITA	MORGAN, MICHAEL DAVID & GRETTA SUZANNE	CHESAPEAKE EXPLORATION LLC	11/19/2007	1143	143	I-2009-005352	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: SE/4
OK3200754-002	OK	WASHITA	BURNETT, JOHN R & DEANE	CHESAPEAKE EXPLORATION LLC	11/19/2007	1180	899	I-2010-007966 (CORRECTED)	011N	016W	0031	TOWNSHIP 10 NORTH - RANGE 16 WEST SECTION 31: SE/4
OK9270168-001	OK	WASHITA	TAYLOR, BILL E & ELEANOR L FAMILY TRUST	CHESAPEAKE EXPLORATION LLC	7/15/2008	1121	559	I-2008-009986	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES FM
OK9270168-003	OK	WASHITA	TAYLOR, LOUIS E	CHESAPEAKE EXPLORATION LLC	3/7/2008	1108	212	I-2008-004974	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK9270168-004	OK	WASHITA	SCHULZ, DIANA T	CHESAPEAKE EXPLORATION LLC	3/7/2008	1108	741	I-2008-005160	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK9270168-006	OK	WASHITA	SCHULZ, MICHAEL K	CHESAPEAKE EXPLORATION LLC	3/7/2008	1108	204	I-2008-004972	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK9270168-008	OK	WASHITA	SCHULZ, MARK N	CHESAPEAKE EXPLORATION LLC	3/7/2008	1108	208	I-2008-004973	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4 SURFACE TO 100’ BLW S.E. OF DES MOINES FM (17,080’)
OK9270168-009	OK	WASHITA	VICKERS, REBECCA ANN, NEE REBECCA ANN HUNZINGER	CHESAPEAKE EXPLORATION LLC	7/24/2008	1118	618	I-2008-008646	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4
OK9270168-010	OK	WASHITA	HUNZICKER, FREDERICK WILLIAM IREV TRUST	CHESAPEAKE EXPLORATION LLC	7/30/2008	1121	557	I-2008-009985	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4
OK9270168-013	OK	WASHITA	BICKELMANN, CYNTHIA E, F/ K/A CYNTHIA E TAYLOR	CHESAPEAKE EXPLORATION LLC	7/15/2008	1121	563	I-2008-009987	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES FM
OK9270168-014	OK	WASHITA	OCC #568832/CD #200901490	COI-CELLC	7/6/2009	1161	50	I-2010-001282	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: ALL LTD TO PERMIAN, VIRGILIAN, MISSOURIAN, AND DES MOINES

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270168-015	OK	WASHITA	GOERINGER, DANNIE	QUESTAR EXPLORATION & PRODUCTION CO	6/12/2008	1110	999	I-2008-005974	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1,2, E/2 NW/4 (A.K.A NW/4)
OK9270168-016	OK	WASHITA	GLASSCOCK, DANA L	QUESTAR EXPLORATION & PRODUCTION CO	6/12/2008	1112	227	I-2008-006461	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1,2, E/2 NW/4 (A.K.A NW/4)
OK9270168-017	OK	WASHITA	GOERINGER, LINDA ANN	QUESTAR EXPLORATION & PRODUCTION CO	6/12/2008	1112	341	I-2008-006504	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: LOTS 1,2, E/2 NW/4 (A.K.A NW/4)
OK9270168-018	OK	WASHITA	KINNIBURGH, MARY ALICE	QUESTAR EXPLORATION & PRODUCTION CO	6/9/2008	1117	627		011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4, E/2 SE/4
OK9270168-019	OK	WASHITA	HUNZICKER, WALTER THOMAS	QUESTAR EXPLORATION & PRODUCTION CO	6/9/2008	1116	240	I-2008-007664	011N	016W	0031	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 31: W/2 SE/4, E/2 SE/4 (A.K.A. SE/4)
OK3200471-001	OK	WASHITA	MCCORMICK, BARBARA A	CHESAPEAKE EXPLORATION LP	3/28/2007	1068	772	I-2007-004500	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: E/2 SW/4
OK3200471-002	OK	WASHITA	HOWE II, EUGENE MASON	CHESAPEAKE EXPLORATION LP	3/28/2007	1072	838	I-2007-005970	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: SW/4
OK3200492-001	OK	WASHITA	MCCORMICK, BARBARA ANN HOWE REVOCABLE TRUST	CHESAPEAKE EXPLORATION LP	3/28/2007	1069	386	I-2007-004736	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: W/2 SW/4
OK3200493-007	OK	WASHITA	WILLIAMSON, MARYLIN JEAN LIVING TR	CHESAPEAKE EXPLORATION LP	4/9/2007	1070	749	I-2007-005217	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: NW/4, N/2 SE/4
OK3200493-019	OK	WASHITA	JOHNSON, TOM MICHAEL	CHESAPEAKE EXPLORATION LLC	4/11/2008	1108	756	I-2008-005166	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: NW/4, N/2 SE/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES FM.
OK3200493-020	OK	WASHITA	RHODES, NANCY LEA	CHESAPEAKE EXPLORATION LLC	4/11/2008	1108	762	I-2008-005168	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: NW/4, N/2 SE/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES FM.
OK3200493-021	OK	WASHITA	MJ & E, LLC, OKLAHOMA LIMITED LIABILITY COMPANY	CHESAPEAKE EXPLORATION LLC	4/11/2008	1108	759	I-2008-005167	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: NW/4, N/2 SE/4 SURFACE TO 100’ BELOW S.E. OF DES MOINES FM.
OK3200493-022	OK	WASHITA	HARMON, PEARL M & JULIA J FOUNDATION, INC	CHESAPEAKE EXPLORATION LLC	4/25/2008	1108	754	I-2008-005165	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: N/2 SE/4
OK9270117-001	OK	WASHITA	GOERINGER, LEO KEITH	CHESAPEAKE EXPLORATION LLC	2/14/2008	1099	341	I-2008-001864	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: NE/4 SURFACE TO 17,205’
OK9270117-002	OK	WASHITA	GOERINGER, WALTER ROSS & DIANE	CHESAPEAKE EXPLORATION LLC	2/14/2008	1099	350	I-2008-001867	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: NE/4 SURFACE TO 17,205’
OK9270232-001	OK	WASHITA	BIA 14-20-205-14207	CHESAPEAKE EXPLORATION LLC	3/6/2008	1119	527	I-2008-009005	011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: S/2 SE/4
OK9270383-000	OK	WASHITA	OCC #567975/CD #200901211	COI & CELLC, APPLICANTS	5/28/2009				011N	016W	0033	TOWNSHIP 11 NORTH - RANGE 16 WEST SECTION 33: ALL LIMITED TO THE PERMIAN, VIRGILIAN, MISSOURIAN AND DES MOINES COMMON SOURCES OF SUPPLY
OK9270253-001	OK	WASHITA	SISNEY, ROBIN J F/ K/A MARTIN	CROW CREEK ENERGY, LLC	10/15/2005	1024	99	I-2005-008372	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: SW/4
OK9270253-002	OK	WASHITA	LOBLEY, ROWENA & JERRY	CROW CREEK ENERGY, LLC	9/27/2005	1020	973	I-2005-007139	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270253-003	OK	WASHITA	TRIANGLE ROYALTY CORPORATION	CROW CREEK ENERGY, LLC	9/13/2005	1021	885	I-2005-007478	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: SW/4
OK9270253-004	OK	WASHITA	SHEETS, AILEEN KWAI-SIM	CROW CREEK ENERGY, LLC	9/27/2005	1023	695	I-2005-008212	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: SW/4
OK9270253-005	OK	WASHITA	REINSCHMIEDT, LARRY	CROW CREEK ENERGY, LLC	9/28/2005	1020	975	I-2005-007140	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: SE/4
OK9270253-006	OK	WASHITA	SAWATZKY, A REV TR DTD 3/18/98, ALNITA SAWATZKY, TRST	CROW CREEK ENERGY, LLC	9/28/2005	1021	541	I-2005-007360	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: LOTS 3, 4, S/2 NW/4, SW/4
OK9270253-007	OK	WASHITA	RJL INVESTMENTS LTD PARTNERSHIPS I	CROW CREEK ENERGY, LLC	9/28/2005	1021	539	I-2005-007359	011N	017W	0005	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 5: LOTS 1, 2, S/2 NE/4, LOTS 3, 4, S/2 NW/4, SW/4, SE/4
OK3200674-001	OK	WASHITA	BELTER, CHARLES LEROY	CROW CREEK ENERGY, LLC	9/24/2005	1021	543	I-2005-007361	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 6, NE/4 SW/4, N/2 SE/4
OK3200674-002	OK	WASHITA	BELTER, GARY M	CROW CREEK ENERGY, LLC	9/24/2005	1021	545	I-2005-007362	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 6, NE/4 SW/4, N/2 SE/4
OK3200701-001	OK	WASHITA	COLE II, VICTOR LOUIS, HEIR OF SANDRA J LITTKE COLE	CHESAPEAKE EXPLORATION LLC	10/8/2007	1090	469	I-2007-012272	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4 LTD TO 17,150’
OK3200701-002	OK	WASHITA	SHEPPARD, NANCY J & KERMET	CROW CREEK ENERGY, LLC	10/17/2005	1022	1030	I-2005-007958	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-003	OK	WASHITA	DICK, AROLENE J & GILBERT	CROW CREEK ENERGY, LLC	10/17/2005	1022	1032	I-2005-007959	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-004	OK	WASHITA	LITTKE, RUBEN B LIVING TR DTD 06/04/97	CROW CREEK ENERGY, LLC	10/17/2005	1023	327	I-2005-008082	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-005	OK	WASHITA	SCHNEIDER, BENNIE RUE & PHIL	CROW CREEK ENERGY, LLC	10/17/2005	1023	324	I-2005-008081	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-006	OK	WASHITA	LITTKE, OLLIE EVELYN LIV TR DTD 06/04/97	CROW CREEK ENERGY, LLC	10/17/2005	1023	321	I-2005-008080	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-007	OK	WASHITA	BALZER, RAYMA J & JIMMY	CROW CREEK ENERGY, LLC	10/17/2005	1022	1028	I-2005-007957	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-008	OK	WASHITA	LITTKE, PATRICIA ANN	CROW CREEK ENERGY, LLC	10/17/2005	1022	1026	I-2005-007956	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-009	OK	WASHITA	LITTKE, MELISSA TR, PATRICIA LITTKE TRST	CROW CREEK ENERGY, LLC	10/17/2005	1022	1024	I-2005-007955	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK3200701-010	OK	WASHITA	GODFREY, JAY DOUGLAS	PENN VIRGINIA MC ENERGY, LLC	4/21/2008	1117	256	I-2008-008189	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4 A/D/A S/2 S/2
OK3200701-011	OK	WASHITA	GODFREY, BRETT BENJAMIN	PENN VIRGINIA MC ENERGY, LLC	4/21/2008	1117	258	I-2008-008190	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4, A/D/A S/2 S/2
OK9270004-001	OK	WASHITA	LITTKE, RAYMOND AND JUNE	CROW CREEK ENERGY, LLC	10/17/2005	1022	1021	I-2005-007954	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 7, SE/4 SW/4, S/2 SE/4
OK9270275-001	OK	WASHITA	WEIL, ALLAN L & ELWINNA	CROW CREEK ENERGY, LLC	10/7/2005	1022	959	I-2005-007922	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 3-5, SE/4 NW/4
OK9270275-002	OK	WASHITA	WEIL, DWAIN R & RHONDA	CROW CREEK ENERGY, LLC	10/7/2005	1022	955	I-2005-007920	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 3-5, SE/4 NW/4
OK9270275-003	OK	WASHITA	COURNEYA, EDNA M A/K/A EDNA MAE COURNEYA	CROW CREEK ENERGY, LLC	10/18/2005	1022	950	I-2005-007918	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 3-5, SE/4 NW/4
OK9270275-004	OK	WASHITA	MCMILLEN, LUVERNE E	CROW CREEK ENERGY, LLC	10/18/2005	1022	947	I-2005-007917	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 3-5, SE/4 NW/4
OK9270276-001	OK	WASHITA	REINSCHMIEDT, LARRY	CROW CREEK ENERGY, LLC	9/28/2005	1021	419	I-2005-007307	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 1-2, S/2 NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270276-002	OK	WASHITA	RJL INVESTMENTS LIMITED PTRNSHP	CROW CREEK ENERGY, LLC	9/28/2005	1021	417	I-2005-007306	011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: LOT 1-2, S/2 NE/4
OK9270277-001	OK	WASHITA	OCC #556807/CD #200803591	COI-CELLC	7/17/2008				011N	017W	0006	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 6: ALL LTD TO VIRGILIAN, MISSOURIAN, DES MOINES COMMON SOURCES OF SUPPLY
OK3200497-001	OK	WASHITA	RJL INVESTMENT LTD PARTNERSHIP I	CHESAPEAKE EXPLORATION LP	4/10/2007	1021	415		011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4 LTD TO 17,130’
OK3200497-002	OK	WASHITA	PANKRATZ, GLADYS MARIE AND HERMAN DWAYNE	CROW CREEK ENERGY, LLC	10/12/2005	1021	892	I-2005-007482	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4, L/E RAILROAD RIGHT-OF-WAY
OK3200497-003	OK	WASHITA	MOORE, MARSHA D	CROW CREEK ENERGY, LLC	10/17/2005	1022	102	I-2005-007577	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4, L/E RAILROAD RIGHT-OF-WAY
OK3200497-004	OK	WASHITA	ROSS, WALTER R	CROW CREEK ENERGY, LLC	10/17/2005	1022	100	I-2007-007576	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4, L/E RAILROAD RIGHT-OF-WAY
OK3200497-005	OK	WASHITA	REINSCHMIEDT, YNEZ, ET AL	CROW CREEK ENERGY, LLC	10/12/2005	1022	398	I-2005-007692	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4, L/E RAILROAD RIGHT-OF-WAY
OK3200497-006	OK	WASHITA	REINSCHMIEDT, DONALD RAY AND ZULLY, ET AL	CROW CREEK ENERGY, LLC	10/12/2005	1022	402	I-2005-007693	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4, L/E RAILROAD RIGHT-OF-WAY
OK3200497-007	OK	WASHITA	HOWARD, EDNA DELORES & DONALD	CROW CREEK ENERGY, LLC	10/12/2005	1021	735	I-2005-007432	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4
OK3200497-008	OK	WASHITA	DICK, VERA LEE & PAUL E	CROW CREEK ENERGY, LLC	10/12/2005	1021	739	I-2005-007434	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4
OK3200497-009	OK	WASHITA	ROSS, CLARA MARIE	CROW CREEK ENERGY, LLC	10/12/2005	1021	733	I-2005-007431	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4
OK3200497-010	OK	WASHITA	REINSCHMIEDT, JOHN	CROW CREEK ENERGY, LLC	10/12/2005	1021	737	I-2005-007433	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4
OK3200497-011	OK	WASHITA	NEUMAN, LILLIAN & JOHN	CROW CREEK ENERGY, LLC	10/12/2005	1022	407	I-2005-007695	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SW/4
OK3200570-001	OK	WASHITA	EPPERSON, EILEEN	CHESAPEAKE EXPLORATION LP	5/3/2007	1104	359	CORRECTION	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SE/4
OK3200570-002	OK	WASHITA	WESSNER, RONALD L	CROW CREEK ENERGY, LLC	10/17/2005	1022	98	I-2005-007575	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: N/2 NW/4, L/E THE RR ROW, NW/4 NE/4, S/2 NE/4, E/2 SE/4, W/2 SE/4, S/2 NW/4, L/E RR ROW
OK3200570-003	OK	WASHITA	PHELPS, ANDREW RUSSELL	CHESAPEAKE EXPLORATION LLC	10/19/2007	1092	924	I-2007-013035	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: SE/4
OK3200570-004	OK	WASHITA	PHELPS, CAROL	CHESAPEAKE EXPLORATION LP	5/3/2007	1099	384	I-2008-001882	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: E/2 SE/4
OK3200570-005	OK	WASHITA	SMITH, GAIL PHELPS	CHESAPEAKE EXPLORATION LP	5/3/2007	1098	445	I-2008-001565	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: E/2 SE/4
OK3200570-007	OK	WASHITA	WESSNER, CHARLES R	CROW CREEK ENERGY, LLC	10/17/2005	1022	154	I-2005-007595	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: N/2 NW/4, NW/4 NE/4, S/2 NE/4, E/2 SE/4, W/2 SE/4, S/2 NW/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK3200570-008	OK	WASHITA	JONES, KRISTA M	CROW CREEK ENERGY, LLC	10/25/2005	1023	332	I-2005-008084	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: N/2 NW/4, NW/4 NE/4, S/2 NE/4, E/2 SE/4, W/2 SE/4, S/2 NW/4, AS MORE FULLY DESCRIBED IN SAID LEASE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200570-009	OK	WASHITA	FORD OIL & GAS TRUST	CROW CREEK ENERGY, LLC	10/25/2005	1023	181	I-2005-008037	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: N/2 NW/4, NW/4 NE/4, S/2 NE/4, E/2 SE/4, W/2 SE/4, S/2 NW/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK3200570-010	OK	WASHITA	JONES, JOE R	CROW CREEK ENERGY, LLC	10/25/2005	1023	930	I-2005-008298	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: N/2 NW/4, NW/4 NE/4, S/2 NE/4, E/2 SE/4, W/2 SE/4, S/2 NW/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK3200570-011	OK	WASHITA	GARRISON, GRETCHEN L	CROW CREEK ENERGY, LLC	11/8/2005	1023	928	I-2005-008297	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: N/2 NW/4, NW/4 NE/4, S/2 NE/4, E/2 SE/4, W/2 SE/4, S/2 NW/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK3200570-012	OK	WASHITA	KEENAN, THOMPSON & JANICE TRUST DTD 5/5/03	CROW CREEK ENERGY, LLC	10/20/2005	1022	405	I-2005-007694	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NE/4
OK3200570-013	OK	WASHITA	KEENAN, ALLEN C	CROW CREEK ENERGY, LLC	10/20/2005	1023	330	I-2005-008083	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NE/4
OK3200570-014	OK	WASHITA	KEENAN, BARRY STUART	JMA ENERGY COMPANY, LLC	4/16/2006	1040	62	I-2006-005316	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NE/4, S/2 NW/4, LESS RAILROAD ROW
OK3200570-015	OK	WASHITA	BRADY, CONSTANCE KEENAN	JMA ENERGY COMPANY, LLC	4/19/2006	1037	279	I-2006-004254	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NE/4, S/2 NW/4, LESS RAILROAD ROW
OK3200570-016	OK	WASHITA	KEENAN, RICHARD S	JMA ENERGY COMPANY, LLC	4/19/2006	1037	283	I-2006-004256	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NE/4, S/2 NW/4, LESS RAILROAD ROW
OK3200570-017	OK	WASHITA	RICHMOND, VIRGINIA D	JMA ENERGY COMPANY, LLC	4/19/2006	1037	281	I-2006-004255	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NE/4, S/2 NW/4, LESS RAILROAD ROW
OK3200570-018	OK	WASHITA	BEVERLY OIL COMPANY	JMA ENERGY COMPANY, LLC	3/8/2006	1032	463	I-2006-002342	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NW/4 NE/4, E/2 SE/4, N/2 NW/4 LESS RAILROAD ROW
OK5129404-001	OK	WASHITA	ST/OK - CLO CS-25328	CHESAPEAKE EXPLORATION LP	1/31/2006	1030	1021	I-2006-001795	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NW/4 LESS 10.46 ACRES FOR RAILROAD COVERS FROM SURFACE TO BASE OF THE DES MOINES GRANITE WASH FM
OK5129404-002	OK	WASHITA	KEENAN, THOMPSON & JANICE M TRUST DTD 5/5/03	CROW CREEK ENERGY, LLC	10/20/2005	1022	156	I-2005-007596	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NW/4, L/E RR ROW
OK5129404-003	OK	WASHITA	KEENAN, ALLEN C	CROW CREEK ENERGY, LLC	10/20/2005	1023	183	I-2005-008038	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: S/2 NW/4, L/E RR ROW
OK5129405-001	OK	WASHITA	ST/OK - CLO CS-25327	CHESAPEAKE EXPLORATION LP	1/31/2006	1030	1024	I-2006-001796	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NW/4 NE/4, S/2 NE/4 COVERS FROM SURFACE TO BASE OF THE DES MOINES GRANITE WASH FM
OK9270122-001	OK	WASHITA	MIRTZ, BENJAMIN F & GWENDOLYN	CROW CREEK ENERGY, LLC	10/12/2005	1021	894	I-2005-007483	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NE/4 NE/4
OK9270122-002	OK	WASHITA	SANDERS, LEONA & ERNEST	CROW CREEK ENERGY, LLC	10/12/2005	1022	96	I-2005-007574	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NE/4 NE/4
OK9270122-003	OK	WASHITA	DUDGEON, MARILYN KAY	CROW CREEK ENERGY, LLC	10/27/2005	1022	953	I-2005-007919	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NE/4 NE/4
OK9270122-004	OK	WASHITA	MUELLER, DARROLD JOHN & ELAINE	CROW CREEK ENEGY, LLC	10/27/2005	1024	690	I-2005-008572	011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: NE/4 NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270185-000	OK	WASHITA	OCC #549528/CD #200708233	COI/CELLC	1/31/2008				011N	017W	0009	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 9: ALL, COVERS ALL RIGHTS TO THE TONKAWA, MISSOURIAN GRANITE WASH & DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY
OK3200631-001	OK	WASHITA	MIRTZ, GWENDOLYN AND BENJAMIN F	FLATLANDS LAND COMPANY	6/21/2004	992	537	I-2004-006124	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4, N/2 NW/4, SE/4 NW/4
OK3200631-002	OK	WASHITA	DUDGEON, MARILYN KAY AND JERRY	FLATLANDS LAND COMPANY	7/12/2004	992	539	I-2004-006125	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4, N/2 NW/4, SE/4 NW/4
OK3200631-003	OK	WASHITA	MUELLER, DARROLD JOHN	FLATLANDS LAND COMPANY	8/27/2004	995	378	I-2004-007098	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: N/2 NW/4, SE/4 NW/4, SW/4
OK9270131-001	OK	WASHITA	STEIGMAN, GILBERT LELAND & VIOLA	FLATLANDS LAND COMPANY	8/27/2004	995	380	I-2004-007099	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SE/4
OK9270132-001	OK	WASHITA	SANDERS, LEONA & ERNEST	FLATLANDS LAND COMPANY	6/21/2004	992	535	I-2004-006123	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4, N/2 NW/4, SE/4 NW/4
OK9270133-001	OK	WASHITA	GARRISON, GRETCHEN	JMA ENERGY COMPANY, LLC	2/20/2006	1033	658	I-2006-002814	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4 NW/4
OK9270133-002	OK	WASHITA	BARTLETT, MARY, BEVERLY OIL COMPANY	JMA ENERGY COMPANY, LLC	2/13/2006	1031	79	I-2006-001821	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4 NW/4
OK9270133-003	OK	WASHITA	FORD OIL & GAS TRUST	JMA ENERGY COMPANY, LLC	12/30/2005	1027	731	I-2006-000744	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4 NW/4
OK9270133-004	OK	WASHITA	ST/OK - CS-25459	JMA ENERGY COMPANY, LLC	4/3/2006	1038	876	I-2006-004827	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: SW/4 NW/4 LTD TO THE DES MOINES GRANITE WASH (12,398’)
OK9270134-001	OK	WASHITA	WHITE, HARVEY E ENTERPRISES, INC	JMA ENERGY COMPANY, LLC	8/29/2005	1019	69	I-2005-006433	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: NE/4
OK9270178-001	OK	WASHITA	OCC #527122/CD #200601805 (OT)	JMA ENERGY COMPANY, LLC	7/17/2006			527122	011N	017W	0010	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 10: ALL
OK3200409-001	OK	WASHITA	ROSE, STANLEY CHARLES S/P/A STANLEY ROSE	CHESAPEAKE EXPLORATION LP	1/8/2007	1061	137	I-2007-001628	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: NE/4
OK3200409-002	OK	WASHITA	DRECHSLER, IRETTA ANN & ROBERT J	PETROLEUM DEVELOPMENT COMPANY	9/1/2004	996	275	I-2004-007426	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: NE/4
OK3200452-001	OK	WASHITA	SAWATZKY, RAY P AND JANET	CHESAPEAKE EXPLORATION LP	2/13/2007	1063	914	I-2007-002629	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: SW/4
OK3200452-002	OK	WASHITA	REINSCHMIEDT, LEON	HARVEY E WHITE ENTERPRISES	9/24/2003	971	662	5663	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: SW/4
OK5129396-000	OK	WASHITA	STEHR, HULDA	CHESAPEAKE EXPLORATION LP	2/9/2006	1031	563	I-2006-001993	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: NW/4
OK9270101-001	OK	WASHITA	MATZ, PERRY JOE & DEBBIE	PETROLEUM DEVELOPMENT COMPANY	2/15/2005	1004	501	I-2005-001001	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: SE/4
OK9270101-002	OK	WASHITA	MATZ, RICHARD D & CAROL	PETROLEUM DEVELOPMENT COMPANY	2/3/2005	1004	504	I-2005-001002	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: SE/4
OK9270101-003	OK	WASHITA	PFEIFFER, MAURINE	PETROLEUM DEVELOPMENT COMPANY	2/4/2005	1004	755	I-2005-001092	011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: SE/4
OK9270101-004	OK	WASHITA	SIMS, STEVEN M	PENN VIRGINIA MC ENERGY, LLC	5/25/2007	1028	245		011N	017W	0013	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 13: SE/4, SURFACE TO THE TOP OF THE ATOKA FORMATION LTD TO 16,683’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200373-001	OK	WASHITA	ROSE, STANLEY	CHESAPEAKE EXPLORATION LP	6/28/2006	1043	1005	I-2006-006685	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4 SURFACE TO 17,000’
OK3200373-002	OK	WASHITA	RICHERS, KENNETH HERMAN	CHESAPEAKE EXPLORATION LLC	8/29/2007	1085	70	I-2007-010325	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4 LTD TO 17,000’
OK3200373-003	OK	WASHITA	WORKMAN, CHARLES	CHESAPEAKE EXPLORATION LLC	8/28/2007	1086	1010	I-2007-010978	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4 LTD TO 17,000’
OK3200373-004	OK	WASHITA	KRIEN, DANNY	CHESAPEAKE EXPLORATION LLC	8/28/2007	1086	988	I-2007-010969	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK3200373-005	OK	WASHITA	TAFOYA, JOANN G	CHESAPEAKE EXPLORATION LLC	8/28/2007	1086	995	I-2007-010972	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4 LTD TO 17,000’
OK3200373-006	OK	WASHITA	EDWARDS, JANICE M	CHESAPEAKE EXPLORATION LLC	8/28/2007	1086	296	I-2007-010716	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4 LTD TO 17,000’
OK3200687-000	OK	WASHITA	SMITH, GLEN REV TR DTD 4/30/1991, BETTY SMITH, TRST	CHESAPEAKE EXPLORATION LP	8/23/2007	1085	719	I-2007-010542	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: S/2 SW/4 LTD TO 17,000’
OK3200706-001	OK	WASHITA	SMITH, ELMER TR DTD 1/13/1992, ELMER SMITH, TRST	CHESAPEAKE EXPLORATION LP	8/29/2007	1085	715	I-2007-010539	011N	017W	0014

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 14: N/2 SW/4, PROVIDED THAT, THERE IS EXCEPTED FROM THIS LEASE 20 NET MINERAL ACRES OWNED BY LESSOR, IT BEING THE INTENT OF THE PARTIES THAT LESSOR IS LEASING 60.00 NET MINERAL ACRES HEREBY

LTD TO 16,900’

OK5127231-001	OK	WASHITA	KAYSER, HILDA A 1992 REVOCABLE TRUST	PENN VIRGINIA MC ENERGY, LLC	6/6/2007	1077	960	I-2007-007775	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4 LTD TO 17,000
OK5129394-001	OK	WASHITA	WEIMER LTD, AN OK LIMITED PARTNERSHIP	CHESAPEAKE EXPLORATION LP	3/16/2006	1036	284	I-2006-003840	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: E/2 NE/4, W/2 NE/4
OK5129394-002	OK	WASHITA	SIMMONS, MARGARET LEE, A/K/A MARGARET LEE URI	CHESAPEAKE EXPLORATION LP	6/7/2006	1042	949	I-2006-006313	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: E/2 NE/4, W/2 NE/4
OK5129394-003	OK	WASHITA	URI, BOBBIE GWEN A/K/A BOBBY GWEN URI	CHESAPEAKE EXPLORATION LP	6/13/2006	1043	1008	I-2006-006686	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: E/2 NE/4, W/2 NE/4
OK5129394-004	OK	WASHITA	TAYLOR, DIANNA LEE & DALE H	CHESAPEAKE EXPLORATION LP	6/19/2007	1074	495	I-2007-006516	011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: W/2 NE/4 LTD TO 17,000
OK5129394-005	OK	WASHITA	MILLER, FARRELL DEAN & CONNIE A	ROBERTSON	6/19/2007	1074	498		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: W/2 NE/4 LTD TO 17,000
OK5129394-006	OK	WASHITA	MAH HOLDINGS, LLC	PENN VIRGINIA MC ENERGY, LLC	6/13/2007	1075	681		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-007	OK	WASHITA	SCULLY, BETTY O’HARA	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	683		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4
OK5129394-008	OK	WASHITA	O’HARA, CAROLYN S	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	686		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4
OK5129394-009	OK	WASHITA	POWELL, TAMARA	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	689		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129394-010	OK	WASHITA	CHIARODO, MARY O’HARA LIV TR UNDER AGREEMENT DTD 7/6/04	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	691		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4
OK5129394-011	OK	WASHITA	CAILE, JANET F	PENN VIRGINIA MC ENERGY. LLC	6/12/2007	1075	694		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4
OK5129394-012	OK	WASHITA	BARTEL, VICKI SUE	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	697		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4
OK5129394-013	OK	WASHITA	INTERMANN, WELEDA ELFREDA	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	700		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-014	OK	WASHITA	JANZEN, ELIZABETH SUZANNE	PENN VIRGINIA MC ENERGY, LLC	6/13/2007	1075	702		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: SE/4
OK5129394-016	OK	WASHITA	SAWYER, DEANN C	PENN VIRGINIA MC ENERGY, LLC	6/12/2007	1075	707		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-017	OK	WASHITA	MOSER, CALVIN	PENN VIRGINIA MC ENERGY, LLC	6/14/2007	1075	709		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-018	OK	WASHITA	BUEHLER, WILLIAM	PENN VIRGINIA MC ENERGY, LLC	6/27/2007	1079	595		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-019	OK	WASHITA	BUEHLER, DONALD	PENN VIRGINIA MC ENERGY, LLC	6/26/2007	1079	598		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-020	OK	WASHITA	BUEHLER, HAROLD	PENN VIRGINIA MC ENERGY, LLC	6/26/2007	1079	601		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-021	OK	WASHITA	URI, NIKKI ANGEL	PENN VIRGINIA MC ENERGY, LLC	6/7/2007	1083	674		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NE/4
OK5129394-022	OK	WASHITA	FAIRWAY MINERALS COMPANY	PENN VIRGINIA MC ENERGY, LLC	8/13/2007	1084	4		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NE/4
OK5129394-023	OK	WASHITA	DOGGETT, BONNIE	PENN VIRGINIA MC ENERGY, LLC	7/24/2007	1093	1		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK5129394-024	OK	WASHITA	ZUEGE, VICTORIA A/ K/A VICTORIA CLAPPER	PENN VIRGINIA MC ENERGY, LLC	7/24/2007	1093	3		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: NW/4
OK9270186-000	OK	WASHITA	OCC #549145/CD #200708240	COI/CELLC	1/22/2008				011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: ALL, COVERING THE VIRGILIAN, TONKAWA, MISSOURIAN GRANITE WASH, CLEVELAND & DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY
OK9270384-000	OK	WASHITA	SMITH, ELMER SMITH TRUST DTD 1/13/92, ELMER SMITH, TRUSTEE	CHRIS STEHR	1/28/2008	1097	190		011N	017W	0014	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 14: N/2 SW/4
A00417-3105	OK	WASHITA	ST LOUIS- SAN FRANCISCO RAILWAY COMPANY	ARGOSY CORPORATION	11/10/1980	570	653		011N	017W	0015

INSOFAR AS TO LESSOR’S ONE HUNDRED FOOT (100’) WIDE RIGHT OF WAY, THAT IS, FIFTY FEET (50’) ON EACH SIDE OF THE CENTER LINE OF LESSOR’S MAIN TRACK AS SAME IS NOW LOCATED OVER AND ACROSS SECTION 15-11N-17W

Sec. 15-11N-17W

OK3200363-001	OK	WASHITA	BURRIS, CATHERINE J	CHESAPEAKE EXPLORATION LP	9/14/2006	1051	227	I-2006-009486	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-002	OK	WASHITA	EASON, DOUGLAS	CHESAPEAKE EXPLORATION LP	9/8/2006	1048	106		011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-003	OK	WASHITA	MEARS, ALTA GIVENS REV TR DTD 12/30/1991	CHESAPEAKE EXPLORATION LP	9/6/2006	1048	102	I-2006-008323	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-004	OK	WASHITA	MILUM FAMILY TRUST DATED 12/30/1991	CHESAPEAKE EXPLORATION LP	9/6/2006	1048	104	I-2006-008324	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-005	OK	WASHITA	MEARS, JUSTIN LEE ESTATE	CHESAPEAKE EXPLORATION LP	9/6/2006	1054	236	I-2006-010648	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200363-006	OK	WASHITA	LANOUETTE FAMILY 1998 TR DTD 8/3/1998	CHESAPEAKE EXPLORATION LP	10/24/2006	1056	646	I-2006-011474	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-007	OK	WASHITA	HILL, ALICE LORRAINE LIVING TR DTD 5/8/92	CHESAPEAKE EXPLORATION LP	11/29/2006	1059	761	I-2007-001077	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-008	OK	WASHITA	FLETCHER, FRED	CHESAPEAKE EXPLORATION LP	5/9/2007	1079	25	I-2007-008154	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-009	OK	WASHITA	MOORE, ANNA MARIE	JMA ENERGY COMPANY, LLC	2/17/2006	1033	71	I-2006-002596	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-010	OK	WASHITA	BOX, CYNTHIA ANN GRAVITT	JMA ENERGY COMPANY, LLC	1/20/2006	1031	84	I-2006-001823	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-011	OK	WASHITA	LAUZON, EVA DARLENE	JMA ENERGY COMPANY, LLC	9/19/2005	1020	532	I-2006-006982	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-013	OK	WASHITA	GRAVITT, JOHN LEE	JMA ENERGY COMPANY, LLC	2/17/2006	1033	75	I-2006-002598	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-014	OK	WASHITA	MEARS, STANLEY MICHAEL	JMA ENERGY COMPANY, LLC	3/2/2006	1033	69	I-2006-002595	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-015	OK	WASHITA	BOLLMAN, STEPHEN JOSEPH	JMA ENERGY COMPANYK, LLC	2/17/2006	1034	404	I-2006-003114	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200363-016	OK	WASHITA	REINSCHMIEDT, JOHN	JMA ENERGY COMPANY, LLC	9/8/2005	1021	183	I-2005-007231	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W/2, W/2 NE/4
OK3200363-017	OK	WASHITA	IVEY, ROBERT E	CHESAPEAKE EXPLORATION LLC	6/4/2008	1114	409	I-2008-007208	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4 SURFACE TO 100’ S.E. OF DES MOINES FM
OK3200363-018	OK	WASHITA	HILL, WILMA JEAN ET AL	CHESAPEAKE EXPLORATION LLC	7/11/2008	1114	852	I-2008-007361	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200552-001	OK	WASHITA	HENDERSON, BASIL	JMA ENERGY COMPANY, LLC	9/8/2005	1020	149	I-2005-006846	011N	017W	0015

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 15: A TRACT OF LAND LYING IN AND BEING A PART OF THE E/2 NE/4 OF SECTION 15-11N-17W AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE SE CORNER OF THE NE/4 OF SAID SECTION 15, THENCE NORTH 0 DEG 9’ WEST A DISTANCE OF 246’ ALONG THE EAST BOUNDARY LINE OF SAID SECTION 15, THENCE NORTH 89 DEG 24’ 03” WEST PARALLEL WITH THE SOUTH BOUNDARY LINE OF THE NE/4 OF SAID SECTION 15 A DISTANCE OF 463’, THENCE NORTH 16 DEG 03’ 22” EAST A DISTANCE OF 331.11’, THENCE SOUTH 89 DEG 24’ 03” EAST A DISTANCE OF 73.26’, THENCE SOUTH 0 DEG 30’ 36” WEST PARALLEL WITH THE EAST BOUNDARY LINE OF SECTION 15 A DISTANCE OF 299.14’, THENCE SOUTH 89 DEG 24’ 03” EAST A DISTANCE OF 301’ TO THE EAST BOUNDARY LINE OF SAID SECTION 15, THENCE NORTH 0 DEG 9’ WEST A DISTANCE OF 478.6’, TO A POINT 744.6’ NORTH OF THE SE CORNER OF THE NE/4 OF SAID SECTION 15, THENCE NORTH 89 DEG 48’ WEST A DISTANCE OF 485.3’ TO THE EAST BOUNDARY LINE OF THE RIGHT OF WAY OF THE S.L. & S.F. RAILROAD (FORMERLY THE BLACKWELL, ENID & SOUTHWESTERN RAILWAY), THENCE SOUTH 14 DEG 52’ WEST ALONG SAID EAST BOUNDARY LINE OF SAID RAILROAD RIGHT OF WAY A DISTANCE OF 769.7’ TO THE SOUTH BOUNDARY LINE OF THE NE/4 OF SAID SECTION 15, THENCE SOUTH 89 DEG 48’ EAST ALONG SAID SOUTH BOUNDARY LINE A DISTANCE OF 684.7’ TO THE POB

OK9270143-001	OK	WASHITA	ANDERSON, SR CLYDE	JMA ENERGY COMPANY, LLC	9/13/2005	1020	539	I-2005-006985	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: E/2 NE/4, AS MORE FULLY DESCRIBED IN SAID LEASE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270143-003	OK	WASHITA	ANDERSON, CARROL D	JMA ENERGY COMPANY, LLC	9/7/2005	1020	536	I-2005-006984	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: E/2 NE/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK9270143-004	OK	WASHITA	ANDERSON, DONNIE	JMA ENERGY COMPANY, LLC	9/13/2005	1020	542	I-2005-006986	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: E/2 NE/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK9270144-001	OK	WASHITA	STEIGMAN, LELAND & VIOLA	JMA ENERGY COMPANY, LLC	9/21/2005	1021	185	I-2005-007232	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SE/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK9270247-001	OK	WASHITA	OCC #556783/CD #200803940	COI & CELLC, APPLICANTS	7/14/2008				011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W OF THE IM, LIMITED TO THE TONKAWA, MISSOURIAN GRANITE WASH & DES MOINES GRANITE WASH
OK9270262-001	OK	WASHITA	STEHR, DARRELL	PENN VIRGINIA MC ENERGY LLC	10/10/2007	1088	594	I-2007-011555	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W/2 NE/4, NW/4, SW/4 LTD TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH FM (17,100’)
OK9270263-001	OK	WASHITA	STEHR, SYDNEY	PENN VIRGINIA MC ENERGY LLC	10/10/2007	1088	597	I-2007-011556	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W/2 NE/4, NW/4, SW/4 LTD TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH FM (17,100’)
OK9270264-001	OK	WASHITA	STEHR, AGNES D 1992 REV LIV TR, AGNES STEHR, TRST	CROW CREEK ENERGY, LLC	1/1/2005	1005	663	I-2005-001417	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W/2 NE/4, NW/4, SW/4
OK9270264-002	OK	WASHITA	STEHR, ERVIN H 1992 REV LIV TR, ERVIN H STEHR, TRST	CROW CREEK ENERGY, LLC	1/1/2005	1005	669	I-2005-001420	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W/2 NE/4, NW/4, SW/4
OK9270264-003	OK	WASHITA	HILL, CHARLES E LIVING TRUST DTD 8/04/94, ET AL	CROW CREEK ENERGY, LLC	2/7/2005	1006	588	I-2005-001741	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK9270264-004	OK	WASHITA	HENDERSON, WALTER RAY	CROW CREEK ENERGY, LLC	2/7/2005	1006	565	I-2005-001732	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: E/2 NE/4
OK9270264-005	OK	WASHITA	RODKEY, ADA S TESTAMENTARY TRUST, ET AL	CROW CREEK ENERGY, LLC	2/11/2005	1007	514	I-2005-002076	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK9270264-006	OK	WASHITA	IVEY, ROBERT E	CROW CREEK ENERGY, LLC	2/11/2005	1008	40	I-2005-002270	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK9270264-007	OK	WASHITA	HILL FAMILY TRUST, SHIRLEY M HILL, TRST	CROW CREEK ENERGY, LLC	2/8/2005	1010	511	I-2005-003166	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK9270265-001	OK	WASHITA	SPERLE, BONNIE & ELGIN	PENN VIRGINIA MC ENERGY, LLC	12/3/2007	1102	403		011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: W/2 NE/4, NW/4, SW/4
OK9270266-001	OK	WASHITA	BOLLMAN, JIMMY DALE	PENN VIRGINIA MC ENERGY LLC	3/3/2008	1105	118	I-2008-003773	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES (17,100’)
OK9270267-001	OK	WASHITA	BUELL, BOB T REV LIV TR, BOB T BUELL, TRST	CROW CREEEK ENERGY, LLC	2/7/2005	1006	288	I-2005-00638	011N	017W	0015	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 15: SW/4
OK3200495-000	OK	WASHITA	BORCHERS, PAUL AND BETTY JO	CHESAPEAKE EXPLORATION LP	4/19/2007	1069	10	I-2007-004599	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: SW/4, SE/4 A/D/A S/2
OK9270147-001	OK	WASHITA	CHILDRESS, ZELDA MAE	CROW CREEK ENERGY, LLC	1/7/2005	1005	184	I-2005-001219	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270147-002	OK	WASHITA	FARMERS UNION COOP ROYALTY COMPANY	JMA ENERGY COMPANY, LLC	1/5/2006	1027	953	I-2006-000810	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: SE/4
OK9270147-003	OK	WASHITA	BRANDEL, JUDITH A, A/ K/A BANDY	JMA ENERGY COMPANY, LLC	1/18/2006	1027	735	I-2006-000746	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: SE/4
OK9270147-004	OK	WASHITA	MACTAVISH, PHYLLIS ANN, A/K/A MACDONELL	JMA ENERGY COMPANY, LLC	9/16/2005	1021	501	I-2005-007341	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: SE/4
OK9270147-005	OK	WASHITA	BANDY, LOYD	JMA ENERGY COMPANY, LLC	1/19/2006	1030	625	I-2006-001679	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: SE/4
OK9270148-001	OK	WASHITA	GUDGEL, DEBRA JEAN	JMA ENERGY COMPANY, LLC	9/8/2005	1021	508	I-2005-007344	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: N/2, SW/4
OK9270148-002	OK	WASHITA	MCGURK, KAREN SUE & DONALD J	JMA ENERGY COMPANY, LLC	9/8/2005	1026	718	I-2006-000365	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: N/2, SW/4
OK9270148-003	OK	WASHITA	NIMMO, LINDA GAIL & CHARLES	JMA ENERGY COMPANY, LLC	9/8/2005	1021	173	I-2005-007226	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: N/2, SW/4
OK9270148-004	OK	WASHITA	REICHERT, PAMELA KAY & JOSEPH	JMA ENERGY COMPANY, LLC	9/8/2005	1021	188	I-2005-007233	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: N/2, SW/4
OK9270264-008	OK	WASHITA	STEHR, AGNES D 1992 REV LIV TR, AGNES D STEHR, TRST	CROW CREEK ENERGY, LLC	1/1/2005	1005	665	I-2005-001418	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: N/2 SW/4
OK9270264-009	OK	WASHITA	STEHR, ERVIN H 1992 REV LIV TR, ERVIN H STEHR, TRST	CROW CREEK ENERGY, LLC	1/1/2005	1005	667	I-2005-001419	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: N/2 SW/4
OK9270264-010	OK	WASHITA	OCC #539939/CD #200702426-T	PENN VIRGINIA MC ENERGY, LLC	5/29/2007	1138	176	I-2009-003314	011N	017W	0016	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 16: ALL
A00302-12987	OK	WASHITA	WISE , GLEN CHESTER , ET UX	CHARLES E BROWN	4/26/1977	465	301		011N	017W	0017	N/2 SW/4 & S/2 S/2 NW/4 Sec. 17-11N-17W
A00302-12988	OK	WASHITA	STEHR , ERVIN , ET UX	ROGER S FOLSOM	4/22/1977	464	735		011N	017W	0017	N/2 NW/4 & N/2 S/2 NW/4 Sec. 17-11N-17W
A00302-12989	OK	WASHITA	SMITH , MINNIE	CHARLES E BROWN	6/10/1977	470	827		011N	017W	0017	N/2 NW/4 & N/2 S/2 NW/4 Sec. 17-11N-17W
A00302-2290	OK	WASHITA	STEHR , ERVIN AND AGNES	D A BASH AND ASSOCIATES INC	1/22/1980	520	409		011N	017W	0017	S/2 SW/4 & SE/4, LESS AND EXCEPT THE ATCHISON, TOPEKA AND SANTA FE RAILROAD RIGHT-OF-WAY DESCRIBED AS FOLLOWS: A STRIP OF LAND ONE HUNDRED FEET WIDE, THE SAME TO EX- TEND A UNIFORM WIDTH OF FIFTY FEET ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE SE/4, AND ALSO AN ADDITIONAL WIDTH OF 25 FEET ON EACH SIDE OF THE ONE HUNDRED FT. ABOVE MENTIONED COMMENCING AT THE NORTH LINE OF SAID QUARTER SEC. AND EXTENDING SOUTH TO STATION 208 SAID EXCEPTION CONTAINING 6.86 ACRES MORE OR LESS, ALL OF THE ABOVE DESCRIBED LAND CONTAINING IN AGGREGATE 233.14 ACRES MORE OR LESS Sec. 17-11N-17W
A00303-2291	OK	WASHITA	STEIGMAN , LOUIS C. W. AND CLARA	J M MOYER	12/8/1971	410	105	6404	011N	017W	0017	NE/4 Sec. 17-11N-17W
OK0011273-001	OK	WASHITA	SANDERS, MELBA L LIVING TRUST DTD 01/06/04	CHESAPEAKE EXPLORATION LP	4/13/2006	1038	217	I-2006-004588	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: E/2 NW/4, LOT 3, NE/4 SW/4
OK0011273-002	OK	WASHITA	KEMPF, GARY D LIVING TR DATED 8/9/1996	CHESAPEAKE EXPLORATION LP	5/30/2006	1041	840	I-2006-005914	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: E/2 NW/4, LOT 3, NE/4 SW/4
OK3200073-001	OK	WASHITA	MAYNARD, CAROL	CHESAPEAKE EXPLORATION LP	7/24/2006	1046	560	I-2006-007761	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: S/2 SE/4, LOT 4, SE/4 SW/4 LTD TO 17,225’
OK3200073-002	OK	WASHITA	NEWMAN, DIANA	CHESAPEAKE EXPLORATION LP	7/24/2006	1047	127	I-2006-007963	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: S/2 SE/4, LOT 4, SE/4 SW/4 LTD TO 17,225’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200073-003	OK	WASHITA	CORBETT, GERALDINE	CHESAPEAKE EXPLORATION LP	7/25/2006	1046	566	I-2006-007763	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: S/2 SE/4, LOT 4, SE/4 SW/4 A/D/A S/2 S/2 LTD TO 17,225’
OK3200073-004	OK	WASHITA	JONES- KALKMAN MINERAL COMPANY	CHESAPEAKE EXPLORATION LLC	1/21/2008	1097	653	I-2008-001270	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: S/2 SE/4, LOT 4, SE/4 SW/4 LTD TO 17,175’
OK3200377-001	OK	WASHITA	PARROTT FAMILY LIMITED PTRSHP, AN OKLAHOMA LIMITED PTRSHP	CHESAPEAKE EXPLORATION LP	9/15/2006	1051	894	I-2006-009730	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: N/2 NE/4, N/2 S/2 NE/4
OK3200377-002	OK	WASHITA	LOWRY, GEORGE WHEELER TRUST	CHESAPEAKE EXPLORATION LP	3/5/2007	1067	518	I-2007-004060	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: NE/4, N/2 SE/4 LTD TO 17,100’
OK3200377-003	OK	WASHITA	MOSS, MARY EDITH	CHESAPEAKE EXPLORATION LP	9/15/2006	1053	246	I-2006-010277	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: N/2 SE/4, S/2 S/2 NE/4
OK3200377-004	OK	WASHITA	LOWRY JR, G W & CHERYL	CHESAPEAKE EXPLORATION LP	3/5/2007	1067	525	I-2007-004062	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: NE/4, N/2 SE/4 LTD TO 17,100’
OK3200377-005	OK	WASHITA	LOWRY, LACY LEIGH LIVING TRUST	CHESAPEAKE EXPLORATION LP	3/5/2007	1068	774	I-2007-004501	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: NE/4, N/2 SE/4 LTD TO 17,100’
OK3200380-001	OK	WASHITA	HOWARD, EDNA DELORES	CHESAPEAKE EXPLORATION LP	10/4/2006	1052	697	I-2006-010066	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-002	OK	WASHITA	ROSS, CLARA MARIE	CHESAPEAKE EXPLORATION LP	10/4/2006	1052	700	I-2006-010067	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-003	OK	WASHITA	DICK, VERA LEE	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	260	I-2006-0101282	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-004	OK	WASHITA	KAISER, LILLIAN L, A/K/A LILLIAN L NEUMAN	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	224	I-2006-010270	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-005	OK	WASHITA	MOORE, MARSHA D	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	254	I-2006-010280	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-006	OK	WASHITA	PANKRATZ, GLADYS MARIE	CHESAPEAKE EXPLORATION LP	10/2/2006	1053	251	I-2006-010279	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-007	OK	WASHITA	REINSCHMIDT, JOHN	CHESAPEAKE EXPLORATION LP	10/2/2006	1053	248	I-2006-010278	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-008	OK	WASHITA	REINSCHMIDT JR, DONALD RAY	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	220	I-2006-010269	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-009	OK	WASHITA	REINSCHMIDT, MICHELLE	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	208	I-2006-010266	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2, A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-010	OK	WASHITA	REINSCHMIDT, RICK	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	212	I-2006-010267	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2 A/D/A W/2 NW/4 LTD TO 17,225’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200380-011	OK	WASHITA	REINSCHMIDT, SCOTT	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	204	I-2006-010265	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2, A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-012	OK	WASHITA	REINSCHMIDT, SHERYL	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	216	I-2006-010268	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2, A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-013	OK	WASHITA	ROSS, WALTER R	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	257	I-2006-010281	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-014	OK	WASHITA	REINSCHMIDT, YNEZ LIFE ESTATE	CHESAPEAKE EXPLORATION LP	10/13/2006	1054	252	I-2006-010654	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOTS 1, 2, A/D/A W/2 NW/4 LTD TO 17,225’
OK3200380-016	OK	WASHITA	RJL INVESTMENT LTD PTRSHP 1, OKLA LTD PTRSHP	CHESAPEAKE EXPLORATION LP	10/4/2006	1054	270	I-2006-010661	011N	017W	0018	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 18: LOT 1, LOT 2 A/D/A W/2 NW/4 LTD TO 17,225’
A00235-2245	OK	WASHITA	STEHR, BENNIE & MARY K	J J WRIGHT	5/8/1971	397	441		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: N/2 SE/4
A00235-2246	OK	WASHITA	STEHR, IDA ET AL	EL PASO NATURAL GAS	6/10/1977	468	885		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 SE/4
A00236-2247	OK	WASHITA	ALLEN, EDNA AND RICHARD R	DALE*FOLKS	7/2/1979	506	44		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: NE/4, N/2 NW/4
A00236-2248	OK	WASHITA	JONES, MILDRED & PRESLEY	DALE*FOLKS	7/2/1979	506	47		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: NE/4, N/2 NW/4
A00237-2249	OK	WASHITA	PETERS, LOUIE H & MARTHA	ARGOSY CORPORATION	12/18/1979	513	465		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2250	OK	WASHITA	SPERLE, J C & PATRICIA K	ARGOSY CORPORATION	12/18/1979	513	640		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2251	OK	WASHITA	REIMER , JONETTA K & BERT	ARGOSY CORPORATION	12/19/1979	513	644		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2252	OK	WASHITA	FLAMING, LOUISE A	ARGOSY CORPORATION	12/19/1979	513	497		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2253	OK	WASHITA	MCCORMACK , KATHY	D A BASH AND ASSOCIATES INC	5/15/1980	520	890		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2254	OK	WASHITA	PAGE, LAURA	D A BASH AND ASSOCIATES INC	5/19/1980	520	893		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2255	OK	WASHITA	GRAUMANN, GLORIA	D A BASH AND ASSOCIATES INC	5/15/1980	520	896		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2256	OK	WASHITA	BENNETT, WANDA	D A BASH AND ASSOCIATES INC	5/15/1980	520	899		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2257	OK	WASHITA	WALTRIP, CAROLYN SUE	D A BASH AND ASSOCIATES INC	5/14/1980	521	559		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2258	OK	WASHITA	ROSE, JAMES ROBERT	D A BASH AND ASSOCIATES INC	5/14/1980	521	562		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2259	OK	WASHITA	ROSE, CYNTHIA	D A BASH AND ASSOCIATES INC	5/19/1980	521	675		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2260	OK	WASHITA	ROSE, LUCILLE, GUARDIAN OF MELANIE ROSE	D A BASH AND ASSOCIATES INC	6/10/1980	521	663		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2261	OK	WASHITA	ROSE, LUCILLE, GUARDIAN OF MEGAN ROSE	D A BASH AND ASSOCIATES INC	6/10/1980	521	667		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
A00237-2262	OK	WASHITA	ROSE , LUCILLE, GUARDIAN OF MELANIE ROSE	D A BASH AND ASSOCIATES INC	6/10/1980	521	665		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4
A00237-2263	OK	WASHITA	ROSE , LUCILLE, GUARDIAN OF MEGAN ROSE	D A BASH AND ASSOCIATES INC	6/10/1980	521	669		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4
A00237-2264	OK	WASHITA	KRAFT , MICHELE	D A BASH AND ASSOCIATES INC	5/19/1980	523	82		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4
A00237-2265	OK	WASHITA	ROSE , TERRI	D A BASH AND ASSOCIATES INC	5/19/1980	523	85		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4
A00237-2266	OK	WASHITA	ALLEN , EDNA AND RICHARD	DALE FOLKS	7/2/1979	506	29		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4
A00237-2267	OK	WASHITA	SPERLE , AMELIA	DALE*FOLKS	7/11/1979	506	35		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2268	OK	WASHITA	JONES , MILDRED AND PRESLEY	DALE*FOLKS	7/2/1979	506	32		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2269	OK	WASHITA	SPERLE , OTTO AND LENORA	DALE*FOLKS	7/11/1979	506	38		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2270	OK	WASHITA	MINTZ, KATHERINE AND JOHN	DALE*FOLKS	7/11/1979	506	41		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2271	OK	WASHITA	SPERLE, ALICE LOUISE	DALE*FOLKS	8/30/1979	508	792		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2272	OK	WASHITA	PHELPS, GOLDIE AND ELDON	DALE*FOLKS	8/31/1979	512	445		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2273	OK	WASHITA	SPERLE, EMIL AND ESTHER	DALE*FOLKS	12/12/1979	512	69		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2274	OK	WASHITA	SPERLE, ELGIN & BONNIE H/W	DALE*FOLKS	12/12/1979	512	71		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: S/2 NW/4, SW/4
A00237-2275	OK	WASHITA	ATCHISON, TOPEKA & SANTA FE RAILWAY CO.	TEXAS OIL & GAS CORPORATION	8/4/1978	490	289		011N	017W	0020

TOWNSHIP 11 NORTH-RANGE 17 WEST

A STRIP OF LAND VARYING WITH AND LYING ON EACH SIDE OF LESSOR’S MAIN TRACK CENTER LINE AS ORIGINALLY LOCATED AND CONSTRUCTED ACROSS SAID SECTIONS 8, 9, 17 AND 20, EXTENDING FROM THE NORTH LINE OF SAID SECTION 9 IN A SOUTHWESTERLY DIRECTION BETWEEN LESSOR’S MAIN TRACK CENTER LINE ENGINEERING STATIONS AS FOLLOWS: 1. FROM STATION 107 PLUS 68, THE SAID NORTH LINE OF SECTION 9 TO STATION 118 PLUS 00, A DISTANCE OF 1,032 FEET, A WIDTH OF 100 FEET, 50 FEET LYING ON EACH SIDE OF SAID MAIN TRACK CENTER LINE; 2. FROM STATION 118 PLUS 00 TO STATION 175 PLUS 70, THE COMMON SECTION LINE BETWEEN SAID SECTIONS 8 AND 17, A DISTANCE OF 5,770 FEET, A WIDTH OF 150 FEET, 75 FEET LYING ON EACH SIDE OF SAID MAIN TRACK CENTER LINE; 3. FROM STATION 175 PLUS 70 TO STATION 195 PLUS 00, A DISTANCE OF 1,930 FEET, A WIDTH OF 100 FEET, 50 FEET LYING ON EACH SIDE OF SAID MAIN TRACK CENTER LINE; 4. FROM STATION 195 PLUS 00 TO STATION 208 PLUS 00 A DISTANCE OF 1,300 FEET, A WIDTH OF 150 FEET, 75 FEET LYING ON EACH SIDE OF SAID MAIN TRACK CENTER LINE; 5. FROM SECTION 208 PLUS 00 TO STATION 240 PLUS 50, THE NORTH/SOUTH 1/2 SECTION LINE OF SAID SECTION 20, A DISTANCE OF 3,250 FEET, A WIDTH OF 100 FEET, 50 FEET LYING ON EACH SIDE OF SAID MAIN TRACK CENTER LINE; 6. FROM STATION 240 PLUS 50 TO STATION 256 PLUS 00, THE EAST/WEST 1/2 SECTION LINE OF SAID SECTION 20, A DISTANCE OF 1,550 FEET, A WIDTH OF 150 FEET, 75 FEET LYING ON EACH SIDE OF SAID MAIN TRACK CENTER LINE AND CONTAINING AN AREA OF 43.94 ACRES, MORE OR LESS.

A00237-2276	OK	WASHITA	ATCHISON, TOPEKA AND SANTA FE RAILWAY	TEXAS OIL & GAS CORPORATION	8/14/1979	508	97		011N	017W	0020	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 20: SW/4 LTD TO SPERLE #1-20 WELLBORE.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5125422-001	OK	WASHITA	OCC#171750/CD #69082	AN-SON CORPORATION	6/27/1980				011N	017W	0020	TOWNSHIP 11 NORTH, RANGE 17 WEST, SECTION 20: MISSOURIAN GRANITE WASH, SKINNER, RED FORK, ATOKA, MORROW AND SPRINGER COMMON SOURCES UNDERLYING THE ENTIRE SECTION.
OK3200102-001	OK	WASHITA	COWAN, ANN	CHESAPEAKE EXPLORATION LLC	8/20/2007	1082	96	I-2007-009260	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: SW/4 LTD TO 17,195’
OK3200102-002	OK	WASHITA	B H C H MINERAL, LTD & B H C H PROP, LTD	CHESAPEAKE EXPLORATION LLC	8/20/2007	1083	130	I-2007-009594	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: SW/4 LESS A 3.6 TRACT IN THE SW CORNER LTD TO 17,195’
OK3200102-003	OK	WASHITA	GARG OIL	CHESAPEAKE EXPLORATION LLC	10/8/2007	1087	239	I-2007-011064	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: S/W LESS AND EXCEPT A 3.6 ACRE TRACT IN THE SW CORNER OF SAID SW/4 LTD TO 17,195’
OK3200118-001	OK	WASHITA	OSBERG, JENNIFER C	CHESAPEAKE EXPLORATION LLC	9/10/2007	1087	342	I-2007-011104	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH FM (17,195’)
OK3200119-000	OK	WASHITA	OSBERG, MARGARET ANN & RICHARD W	CHESAPEAKE EXPLORATION LLC	8/29/2007	1087	348	I-2007-011106	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH FM (17,195’)
OK3200669-001	OK	WASHITA	STEHR, DANNY A/ K/A DR DAN STEHR	CHESAPEAKE EXPLORATION LLC	8/28/2007	1085	5	I-2007-010300	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: NE/4, NW/4, A/D/A N/2 LTD TO 17,095’
OK3200669-002	OK	WASHITA	STEHR, WANDA	CHESAPEAKE EXPLORATION LLC	8/29/2007	1088	185	I-2007-011420	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: NE/4, NW/4, A/D/A N/2
OK3200669-003	OK	WASHITA	SMITH, ELMER TR DTD 1/13/1992, ELMER SMITH, TRST	CHESAPEAKE EXPLORATION LP	8/29/2007	1085	717	I-2007-010540	011N	017W	0023

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 23: N/2, PROVIDED THAT, THERE IS EXPECTED FROM THIS LEASE 20 NET MINERAL ACRES OWNED BY LESSOR, IT BEING THE INTENT OF THE PARTIES THAT LESSOR IS LEASING 33.3333 NET MINERAL ACRES HEREBY

LTD TO 17,095’

OK3200669-004	OK	WASHITA	SMITH, FRANCES A/K/A MARIE	CHESAPEAKE EXPLORATION LP	8/31/2007	1085	681	I-2007-010529	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: N/2, L/E EXISTING BOREHOLE LTD TO 17,095’
OK3200669-005	OK	WASHITA	MEDICE, PAULINE TAYLOR	CHESAPEAKE EXPLORATION LP	8/31/2007	1085	738	I-2007-010549	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: N/2 LTD TO 17,095’
OK3200669-006	OK	WASHITA	SMITH, GLEN REV TR DTD 4/30/91, BETTY SMITH, TRST	CHESAPEAKE EXPLORATION LP	8/23/2007	1085	721	I-2007-010543	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: N/2 LTD TO 17,095’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200669-007	OK	WASHITA	OCC #546849/CD #200706845	COI-CELLC	11/20/2007				011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: ALL
OK9270043-000	OK	WASHITA	UNION CEMETERY	CHESAPEAKE EXPLORATION LLC	12/5/2007	1091	101	I-2007-012514	011N	017W	0023

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 23: BEGINNING AT SW/C, THENCE 412’ E ALONG S BOUNDARY LINE, THENCE N PARALLEL TO W BOUNDARY LINE, A DISTANCE OF 385’, THENCE W PARALLEL TO S BOUNDARY LINE A DISTANCE OF 412’ TO W BOUNDARY LINE, THENCE S 385’ ALONG W BOUNDARY TO POB, CONTAINING 3.6 AC M/L (A/D/A TRACT OF LAND IN SW/C)

OK9270385-000	OK	WASHITA	STEHR, WANDA	CHRIS STEHR	11/28/2007	1090	194	I-2007-012172	011N	017W	0023	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 23: NW/4 NE/4
OK0011034-002	OK	WASHITA	STONETOWN PROPERTIES, LTD.	CHESAPEAKE EXPLORATION LP	1/23/2006	1029	115	I-2006-001177	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: N/2 NE/4
OK0011034-006	OK	WASHITA	JOHNSON, GEORGE S	CHESAPEAKE EXPLORATION LLC	8/20/2007	1082	99	I-2007-009261	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: N/2 NE/4 LTD TO 16,298’
OK0011034-007	OK	WASHITA	STEWART FAMILY TR #2007 U/A/D 3/01/2007	CHESAPEAKE EXPLORATION LLC	8/22/2007	1084	958	I-2007-009948	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: N/2 NE/4 LTD TO 16,298’
OK0011034-008	OK	WASHITA	MAP2003-NET	CHESAPEAKE EXPLORATION LLC	9/5/2007	1085	488	I-2007-010479	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: N/2 NE/4 LTD TO 16,298’
OK0011034-028	OK	WASHITA	BRITZ, INC	CHESAPEAKE EXPLORATION LLC	11/15/2007	1092	927	I-2007-013036	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: N/2 NE/4
OK0011266-001	OK	WASHITA	SPRADLIN, GRACE	CHESAPEAKE EXPLORATION LP	4/7/2006	1037	195	I-2006-004217	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-002	OK	WASHITA	DICKERSON, CLAUDE L & ALVERA L LIV REV TR DTD 4-5-96	CHESAPEAKE EXPLORATION LP	4/7/2006	1037	539	I-2006-004315	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-003	OK	WASHITA	LANTZ, DELORES A	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	564	I-2006-004324	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-004	OK	WASHITA	GERNER, RONAL S, S/P/ A RON GERNER	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	895	I-2006-004448	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-005	OK	WASHITA	HILL, TAMRA	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	561	I-2006-004323	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-006	OK	WASHITA	RONALD, CHRISTY	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	882	I-2006-004443	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-007	OK	WASHITA	ROELEN, PAUL	CHESAPEAKE EXPLORATION LP	4/21/2006	1040	232	I-2006-005373	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-008	OK	WASHITA	CHAMBERS, JO ANN GAY SIEKER	CHESAPEAKE EXPLORATION LP	4/20/2006	1040	217	I-2006-005367	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK0011266-009	OK	WASHITA	VICE, BARBARA MCABEE & TOMMY	CHESAPEAKE EXPLORATION LP	5/24/2006	1040	1027	I-2006-005665	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-010	OK	WASHITA	SHIRLEY, JORETTA JEAN & RICHARD L	CHESAPEAKE EXPLORATION LP	4/7/2006	1038	210	I-2006-004585	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-011	OK	WASHITA	MCKELVEY, LACHELLE DUROY	CHESAPEAKE EXPLORATION LP	4/21/2006	1038	227	I-2006-004592	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16298’
OK0011266-012	OK	WASHITA	BROWNING, CLARA P	CHESAPEAKE EXPLORATION LLC	8/27/2007	1085	46	I-2007-010316	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16,298’
OK0011266-013	OK	WASHITA	CLARKSON, MARIETTA, A/K/A DIMWIDDIE	CHESAPEAKE EXPLORATION LLC	8/31/2007	1085	42	I-2007-010314	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4
OK0011266-014	OK	WASHITA	ALLAR COMPANY	CHESAPEAKE EXPLORATION LP	8/28/2007	1083	988	I-2007-009916	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16,298’
OK0011266-015	OK	WASHITA	BROWN, JERRY	CHESAPEAKE EXPLORATION LLC	9/25/2007	1087	319	I-2007-011094	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16,298’
OK0011266-016	OK	WASHITA	JOHNSTON, PHILIP JOHN A/K/A PHILLIP JOHN JOHNSTON	CHESAPEAKE EXPLORATION LLC	10/8/2007	1093	905	I-2007-013341	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SW/4 LTD TO 16,298’
OK3200659-001	OK	WASHITA	BAKER RECOVERY, INC	CHESAPEAKE EXPLORATION LLC	8/27/2007	1083	231	I-2007-009639	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: S/2 NE/4 LTD TO 16,298’
OK3200659-002	OK	WASHITA	COTTRILL, R R	CHESAPEAKE EXPLORATION LLC	8/27/2007	1083	234	I-2007-009640	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: S/2 NE/4 LTD TO 16,298’
OK5129495-001	OK	WASHITA	INTEMANN, WELEDA E	CHESAPEAKE EXPLORATION LP	4/12/2006	1036	743	I-2006-004013	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-002	OK	WASHITA	INTEMANN, KEVIN J	CHESAPEAKE EXPLORATION LP	4/12/2006	1036	730	I-2006-004008	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-003	OK	WASHITA	ISERNHAGEN, HERMAN JOHNNY	CHESAPEAKE EXPLORATION LP	4/7/2006	1036	703	I-2006-003997	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-004	OK	WASHITA	LARWIG, LILLIAN	CHESAPEAKE EXPLORATION LP	4/7/2006	1036	678	I-2006-003986	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-005	OK	WASHITA	INTEMANN, SHIRLEY	CHESAPEAKE EXPLORATION LP	4/7/2006	1037	185	I-2006-004213	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-006	OK	WASHITA	HENDERSON, CYNTHIA	CHESAPEAKE EXPLORATION LP	4/18/2006	1037	189	I-2006-004215	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-007	OK	WASHITA	INTEMANN, ROBIN	CHESAPEAKE EXPLORATION LP	4/12/2006	1037	546	I-2006-004318	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129495-008	OK	WASHITA	SHEPPARD, NANCY J	CHESAPEAKE EXPLORATION LP	4/13/2006	1037	549	I-2006-004319	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-009	OK	WASHITA	BALZER, RAYMA J	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	879	I-2006-004442	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-011	OK	WASHITA	INTEMANN, MICHAEL DEAN	CHESAPEAKE EXPLORATION LP	4/13/2006	1037	891	I-2006-004446	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-012	OK	WASHITA	LITTKE, MELISSA, PATRICIA LITTKE, TESTAMENTARY TRUSTEE	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	888	I-2006-004445	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-013	OK	WASHITA	LITTKE, PATRICIA	CHESAPEAKE EXPLORATION LP	4/21/2006	1037	885	I-2006-004444	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-014	OK	WASHITA	INTEMANN, LARRY PAUL	CHESAPEAKE EXPLORATION LP	4/13/2006	1039	287	I-2006-005007	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-015	OK	WASHITA	TAYLOR, JOHN MARK	CHESAPEAKE EXPLORATION LP	6/1/2006	1042	263	I-2006-006103	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-016	OK	WASHITA	INTEMANN, RANDAL BRYAN	CHESAPEAKE EXPLORATION LP	4/13/2006	1039	284	I-2006-005006	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-017	OK	WASHITA	INTEMANN, HARVEY HAROLD TRUST	CHESAPEAKE EXPLORATION LP	4/11/2006	1038	230	I-2006-004593	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-018	OK	WASHITA	INTEMANN, OLINDA	CHESAPEAKE EXPLORATION LP	4/12/2006	1039	276	I-2006-005002	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4
OK5129495-020	OK	WASHITA	DICK, ARLOENE	CHESAPEAKE EXPLORATION LP	4/17/2006	1038	224	I-2006-004591	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16298’
OK5129495-021	OK	WASHITA	SCHMIDT, EVELYN	CHESAPEAKE EXPLORATION LLC	8/27/2007	1085	8	I-2007-010301	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: NW/4 LTD TO 16,298’
OK5129495-022	OK	WASHITA	OCC #549823/CD #200707558	COI-CELLC	2/7/2008	1150	677	I-2009-007806	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: ALL LTD TO TONKAWA, MISSOURIAN GRANITE WASH, & DES MOINES GRANITE WASH
OK9270054-000	OK	WASHITA	FRIEDRICH, BRUCE	PETROLEUM DEVELOPMENT CO	12/5/2004	1001	262	I-2004-009141	011N	017W	0024	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 24: SE/4
OK3200097-003	OK	WASHITA	KOESTER, HERSCHEL CARL	CHESAPEAKE EXPLORATION LLC	3/30/2010	1169	655	1-2010-004284	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: NE/4
OK3200097-004	OK	WASHITA	KOESTER, HOWARD W & HERSCHEL CARL	CHESAPEAKE EXPLORATION LLC	6/3/2010	1178	431	I-2010-007186	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: NE/4
OK3200097-005	OK	WASHITA	MAH HOLDINGS, LLC	CHESAPEAKE EXPLORATION LLC	9/21/2010	1186	419	I-2010-009807	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: NE/4 LESS AND EXCEPT THE EAST 103 ACRES
OK3200473-000	OK	WASHITA	INTEMANN, OLINDA IRENE	CHESAPEAKE EXPLORATION LP	3/15/2007	1068	779	I-2007-004502	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: NW/4
OK9270753-001	OK	WASHITA	TAYLOR, DIANNA LEE & DALE AKA DALE H TAYLOR	CHESAPEAKE EXPLORATION LLC	7/3/2010	1178	979	I-2010-007392	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: WEST 51.5 ACRES OF THE EAST 103 ACRES IN THE SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270753-002	OK	WASHITA	MILLER, FARRELL DEAN AKA FARRELL D MILLER & CONNIE MILLER	CHESAPEAKE EXPLORATION LLC	11/4/2010	1188	479	I-2010-010492	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: CONTAINING APPROXIMATELY 640 ACRES, MORE OR LESS
OK9270764-001	OK	WASHITA	LITTKE, MELISSA, A/K/A MELISSA RAE LITTKE	CHESAPEAKE EXPLORATION LLC	8/31/2010	1185	576	I-2010-009461	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: SW/4
OK9270764-002	OK	WASHITA	LITTKE, PATRICIA	CHESAPEAKE EXPLORATION LLC	8/31/2010	1185	580	I-2010-009462	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: SW/4
OK9270764-003	OK	WASHITA	BALZER, RAYMA	CHESAPEAKE EXPLORATION LLC	8/31/2010	1185	572	I-2010-009460	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: SW/4
OK9270764-004	OK	WASHITA	DICK, GILBERT G AND ARLOENE J DICK	CHESAPEAKE EXPLORATION LLC	10/25/2010	1189	690	I-2010-010935	011N	017W	0025	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 25: SW/4
OK3200486-001	OK	WASHITA	STREEB, LUCILLE BOSE, A/K/ A LUCILLE BOSE STREBB	CHESAPEAKE EXPLORATION LP	3/15/2007	1069	484	I-2007-004771	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: N/2 N/2 NW/4, S/2 NW/4, SW/4
OK3200486-002	OK	WASHITA	MESSICK, DOLORES BOSE	CHESAPEAKE EXPLORATION LP	3/20/2007	1069	388	I-2007-004737	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: N/2 N/2 NW/4, S/2 NW/4, SW/4, S/2 N/2 NW/4 - LESS A 5 ACRE TRACT
OK3200486-003	OK	WASHITA	STREEB, LUCILLE & PAUL W	CHESAPEAKE EXPLORATION LP	3/15/2007	1070	762	I-2007-005223	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4, LESS A TRACT DESCRIBD AS BEGINNING AT THE NW CORNER OF THE S/2 N/2 NW/4, THENCE S 330’, THENCE E 660’, THENCE N 330’, THENCE W 660’ TO POB
OK3200486-004	OK	WASHITA	BAKER, YVONNE BOSE A/K/ A YVONNE BOSE A/K/ A YVONNE M	CHESAPEAKE EXPLORATION LLC	7/25/2007	1082	33	I-2007-009233	011N	017W	0026

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 26: N/2 N/2 NW/4, S/2 NW/4, SW/4, S/2 N/2 NW/4 LESS A TRACT DESCRIBED AS BEGINNING AT THE NW/C OF THE S/2 N/2 NW/4; THENCE S 330 FT; THENCE E 660 FT; THENCE N 330 FT; THENCE W 660 FT TO POINT OF BEGINNING CONTAINING 5 ACRES MORE OR LESS

OK3200486-006	OK	WASHITA	BOSE, ERNESTINE REV LIVING TR DTD 2/5/96	CHESAPEAKE EXPLORATION LLC	8/2/2007	1082	45	I-2007-009238	011N	017W	0026

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 26: BEGINNING AT THE NW/C OF THE S/2 N/2 NW/4; THENCE S 330’; THENCE E 660’; THENCE N 330’; THENCE W 660’ TO POB CONTAINING 5 ACRES MORE OR LESS AND S/2 N/2 NW/4 LESS A TRACT DESCRIBED AS BEGINNING AT THE NW/C OF THE S/2 N/2 NW/4; THENCE S 330’; THENCE E 660’; THENCE N 330’; THENCE W 660’ TO POB CONTAINING 5 ACRES MORE OR LESS

(A TRACT OF LAND IN THE NW/4 BEGINNING AT THE NW/C S/2 N/2 NW/4 & S/2 N/2 NW/4-LESS A 5 ACRE TRACT)

LTD TO 12,950’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200486-007	OK	WASHITA	BOSE JR, EDWARD REV LIVING TR DTD 2/5/96	CHESAPEAKE EXPLORATION LLC	8/2/2007	1082	51	I-2007-009240	011N	017W	0026

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 26: BEGINNING AT THE NW/C OF THE S/2 N/2 NW/4; THENCE S 330’; THENCE E 660’; THENCE N 330’; THENCE W 660’ TO POB CONTAINING 5 ACRES MORE OR LESS AND S/2 N/2 NW/4 LESS A TRACT DESCRIBED AS BEGINNING AT THE NW/C OF THE S/2 N/2 NW/4; THENCE S 330’; THENCE E 660’; THENCE N 330’; THENCE W 660’ TO POB CONTAINING 5 ACRES MORE OR LESS

(A TRACT OF LAND IN THE NW/4 BEGINNING AT THE NW/C S/2 N/2 NW/4 & S/2 N/2 NW/4-LESS A 5 ACRE TRACT)

LTD TO 12,950’

OK3200486-008	OK	WASHITA	BOSE, JAMES	CHESAPEAKE EXPLORATION LLC	7/27/2007	1082	5	I-2007-009221	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 - LESS A TRACT DESCRIBED AS BEGINNING AT NW/C S/2 N/2 NW/4; THENCE S 330 FT; THENCE E 660 FT; THENCE N 330 FT; THENCE W 660 FT TO P.O.B.
OK3200486-009	OK	WASHITA	BOSE, MARJORIE	CHESAPEAKE EXPLORATION LLC	7/25/2007	1082	58	I-2007-009243	011N	017W	0026

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 26: N/2 N/2 NW/4, S/2 NW/4, SW/4, S/2 N/2 NW/4 LESS A TRACT DESCRIBED AS BEGINNING AT NW/C OF S/2 N/2 NW/4; THENCE S 330 FT; THENCE E 660 FT; THENCE N 330 FT; THENCE W 660 FT TO P.O.B

OK3200486-010	OK	WASHITA	BOSE, ROBERT	CHESAPEAKE EXPLORATION LLC	7/26/2007	1082	77	I-2007-009252	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 - LESS A TRACT DESCRIBED AS BEGINNING AT NW/C S/2 N/2 NW/4; THENCE S 330 FT; THENCE E 660 FT; THENCE N 330 FT; THENCE W 660 FT TO P.O.B.
OK3200486-012	OK	WASHITA	BOSE, KENNY DON	CHESAPEAKE EXPLORATION LLC	8/6/2007	1080	176	I-2007-008576	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 LESS A TRACT DESCRIBED AS BEGINNING AT NW/C S/2 N/2 NW/4, THENCE S 330’, THENCE E 660’, THENCE N 330’, THENCE W 660’ TO POB
OK3200486-013	OK	WASHITA	BOSE, MARK E	CHESAPEAKE EXPLORATION LLC	8/2/2007	1082	822	I-2007-009473	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 LESS A TRACT DESCRIBED AS BEGINNING AT NW/C S/2 N/2 NW/4, THENCE S 330’, THENCE E 660’, THENCE N 330’, THENCE W 660’ TO POB
OK3200486-014	OK	WASHITA	BOSE, DARRELL W AND G DIANE	PETROLEUM DEVELOPMENT COMPANY	5/8/2007	1080	167	I-2007-008573	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 LESS 5 AC DESCRIBED AS BEGINNING NW CORNER OF S/2 N/2 NW/4, THENCE SOUTH 330’, EAST 666’, NORTH 330’, WEST 660’ TO POB
OK3200486-015	OK	WASHITA	BOSE, BRADLEY WARREN	PETROLEUM DEVELOPMENT COMPANY	5/3/2007	1080	170	I-2007-008574	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 LESS 5 AC DESCRIBED AS BEGINNING NW CORNER OF S/2 N/2 NW/4 THENCE SOUTH 330’, EAST 660’, NORTH 330’, WEST 660’ TO POB

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200486-016	OK	WASHITA	BOSE, GORDAN D	PETROLEUM DEVELOPMENT COMPANY	5/8/2007	1080	173	I-2007-008575	011N	017W	0026	TOWNSHI 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 LESS 5 AC DESCRIBED AS BEGINNING NW CORNER OF S/2 N/2 NW/4 THENCE SOUTH 330’, EAST 666’, NORTH 330’, WEST 660’ TO POB
OK3200486-017	OK	WASHITA	BOSE, KENNY DON AND PATRICIA	PETROLEUM DEVELOPMENT COMPANY	5/4/2007	1080	176	I-2007-008576	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4 LESS 5 AC DESCRIBED AS BEGINNING NW CORNER OF S/2 N/2 NW/4 THENCE SOUTH 330’, EAST 666’, NORTH 330’, WEST 660’ TO POB
OK3200486-018	OK	WASHITA	BOSE, RANDAL S	CHESAPEAKE EXPLORATION LLC	6/5/2009	1140	765	I-2009-004617	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: S/2 N/2 NW/4, LESS A TRACT BEGINNING AT NW/C S/2 N/2 NW/4, THENCE S 330’, THENCE E 660’, THENCE N 330’, THENCE W 660’ TO POB
OK3200686-001	OK	WASHITA	RUTLEDGE, IRENE C LIVING TRUST	CHESAPEAKE EXPLORATION LLC	9/4/2007	1088	935	I-2007-011676	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: NE/4
OK3200686-002	OK	WASHITA	ISAACS, CHERYL ANNETTE CORE & TOM	CHESAPEAKE EXPLORATION LLC	9/4/2007	1124	279	I-2008-010768 (CORRECTION)	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: NE/4
OK3200686-003	OK	WASHITA	CORE, JASON ROGER	CHESAPEAKE EXPLORATION LLC	9/4/2007	1088	933	I-2007-011675	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: NE/4
OK5122081-003	OK	WASHITA	LEWIS, ANNA MARIE & CHARLES	CHESAPEAKE EXPLORATION LLC	10/18/2007	1092	933	I-2007-013038	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: SE/4 LTD TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM (17,173’)
OK5122081-004	OK	WASHITA	DYCK, DONALD E & JANICE	CHESAPEAKE EXPLORATION LLC	10/18/2007	1098	1	I-2008-001398	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: SE/4 LTD TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM (17,173’)
OK5122081-005	OK	WASHITA	LEWIS, ANNA MARIE & CHARLES	CHESAPEAKE EXPLORATION LLC	10/18/2007	1117	621	I-2008-008318 (CORRECTED)	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: SE/4 LTD TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM (17,173’)
OK5122081-006	OK	WASHITA	DYCK, DONALD E & JANICE	CHESAPEAKE EXPLORATION LLC	10/18/2007	1117	624	I-2008-008319 (CORRECTED)	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: SE/4 LTD TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM (17,173’)
OK5122081-007	OK	WASHITA	OCC #568758/CD #200901702	COI-CELLC	6/30/2009			UNRECORDED	011N	017W	0026	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 26: ALL LTD TO VIRGILIAN, MISSOURIAN, AND DES MOINES

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200703-002	OK	WASHITA	LEWIS, ANNA MARIE LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	10/11/2007	1091	48	I-2007-012491	011N	017W	0027

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 27: W/2 NW/4, 1.5 AC TRACT BEGINNING NW/C E/2 NW/4, THENCE E 24.7’, THENCE S 2640’, THENCE W 24.7’, THENCE N 2640’ TO POB, A/D/A W 81.5 AC OF NW/4 LTD TO 17,125’

OK3200703-003	OK	WASHITA	DYCK, DONALD E LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	10/11/2007	1089	956	I-2007-012082	011N	017W	0027

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 27: W/2 NW/4, 1.5 AC TRACT BEGINNING NW/C E/2 NW/4, THENCE E 24.7’, THENCE S 2640’, THENCE W 24.7’, THENCE N 2640’ TO POB, A/D/A W 81.5 AC OF NW/4

LTD TO 17,125’

OK9270046-001	OK	WASHITA	JANZEN, ALLEN LIVING TRUST DTD 12/9/93	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	982	I-2008-001378	011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: SW/4, STRIP OF LAND W OF RR IN SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES FM (17,125’)
OK9270046-002	OK	WASHITA	JANZEN, ELIZABETH SUZANNE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	994	I-2008-001382	011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: SW4, STRIP OF LAND W OF RR IN SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES FM (17,125’)
OK9270046-003	OK	WASHITA	CAILLE, JANET	CHESAPEAKE EXPLORATION LLC	12/3/2007	1098	24	I-2008-001406	011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: SW4, STRIP OF LAND W OF RR IN SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES FM (17,125’)
OK9270046-004	OK	WASHITA	BARTEL, VICKI SUE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1098	9	I-2008-001401	011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: SW/4, STRIP OF LAND W OF RR IN SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES FM (17,125’)
OK9270055-000	OK	WASHITA	EVANGELISH LUTHERISCHE FREDENS GEMEINDE,	CHESAPEAKE EXPLORATION LLC	10/31/2007	1099	389	I-2008-001884	011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: A 2.5 ACRE TRACT DESCRIBED AS 40 RODS LONG NORTH & SOUTH AND 10 RODS WIDE EAST & WEST IN SE/C OF SE/4 LTD TO 17,025’
OK9270105-001	OK	WASHITA	LOWRY JR, G W & CHERYL	CHESAPEAKE EXPLORATION LLC	1/10/2008	1099	688	I-2008-002001	011N	017W	0027

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 27: SE/4 LESS A 2.5 AC TRACT DESCRIBED AS 40 RODS LONG N & S & 10 RODS WIDE E & W IN SE/C SE/4, LESS A 3.0 AC TRACT DESCRIBED AS ALL THAT LAND LYING W OF THE RR IN SE/4, LESS 6.09 ACS DEEDED TO THE RR FOR R-O-W

LTD TO 100 BLW S.E. OF BASE OF DES MOINES GRANITE WASH FM (17,125’)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270105-002	OK	WASHITA	LOWRY, GEORGE WHEELER TRUST AGREEMENT DTD 5-31-79	CHESAPEAKE EXPLORATION LLC	1/10/2008	1099	711	I-2008-002009	011N	017W	0027

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 27: SE/4 LESS A 2.5 AC TRACT DESCRIBED AS 40 RODS LONG N & S & 10 RODS WIDE E & W IN SE/C SE/4, LESS A 3.0 AC TRACT DESCRIBED AS ALL THAT LAND LYING W OF THE RR IN SE/4, LESS 6.09 ACS DEEDED TO THE RR FOR R-O-W

LTD TO 100 BLW S.E. OF BASE OF DES MOINES GRANITE WASH FM (17,125’)

OK9270105-003	OK	WASHITA	LOWRY, LACY LEIGH LIV TR, LACY LEIGH LOWRY, TRST	CHESAPEAKE EXPLORATION LLC	1/10/2008	1101	692	I-2008-002530	011N	017W	0027

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 27: SE/4 LESS A 2.5 AC TRACT DESCRIBED AS 40 RODS LONG N & S & 10 RODS WIDE E & W IN SE/C SE/4, LESS A 3.0 AC TRACT DESCRIBED AS ALL THAT LAND LYING W OF THE RR IN SE/4, LESS 6.09 ACS DEEDED TO THE RR FOR R-O-W

LTD TO 100 BLW S.E. OF BASE OF DES MOINES GRANITE WASH FM (17,125’)

OK9270105-004	OK	WASHITA	SANDERS, LEONA BOSE & ERNEST R	PETROLEUM DEVELOPMENT CO	2/5/2005	1007	845		011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: E/2 NE/4
OK9270105-005	OK	WASHITA	OCC #564233/CD #200808177	COI-CELLC	1/8/2009			UNRECORDED	011N	017W	0027	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 27: ALL LTD TO VIRGILIAN, MISSOURIAN & DES MOINES
OK5127286-001	OK	WASHITA	VERA E KEIL REVOCABLE TRUST DATED 1-4-1999	CHESAPEAKE EXPLORATION LP	2/9/2006	1032	391	1-2006-002312	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: NW/4
OK5129397-001	OK	WASHITA	STEHR, MARTIN R & FAYE	CHESAPEAKE EXPLORATION LP	2/10/2006	1031	410	I-2006-001934	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-002	OK	WASHITA	THOMPSON REV LIV TR, DTD 7/25/89	CHESAPEAKE EXPLORATION LP	3/1/2006	1033	774	I-2006-002872	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-003	OK	WASHITA	OLIDINE BROOKS REV LIVING TRUST DTD 7/16/04	CHESAPEAKE EXPLORATION LP	3/3/2006	1033	777	I-2006-002873	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-004	OK	WASHITA	BROOKS, MICHAEL A REV LIVING TRUST DTD 7/16/04	CHESAPEAKE EXPLORATION LP	3/3/2006	1033	780	I-2006-002874	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-005	OK	WASHITA	VOGT FAMILY LIVING TRUST DTD 3-15-93	CHESAPEAKE EXPLORATION LP	3/20/2006	1035	987	I-2006-003703	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-006	OK	WASHITA	JOHNSON, WILMA & W L	CHESAPEAKE EXPLORATION LP	2/10/2006	1032	89	I-2006-002197	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-007	OK	WASHITA	CHILDRESS, ZELDA MAE	CHESAPEAKE EXPLORATION LP	2/23/2006	1032	789	I-2006-002458	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129397-008	OK	WASHITA	MACTAVISH, PHYLLIS ANN, F/K/A MACDONELL	CHESAPEAKE EXPLORATION LLC	12/14/2007	1098	366	I-2008-001542	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4 LTD TO 100’ BELOW S.E. OF DES MOINES FM (17,180’)
OK5129397-009	OK	WASHITA	SUDERMAN FAMILY LIVING TRUST DATED 2-17-93, THE	DAVID S THOMPSON & ASSOCIATES	10/15/2007	1090	938	I-2007-012444	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SE/4
OK5129432-001	OK	WASHITA	BOSE, EDWARD JR REV LIVING TRUST DTD 2/5/96	CHESAPEAKE EXPLORATION LP	2/17/2006	1033	308	I-2006-002660	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: NE/4
OK5129432-002	OK	WASHITA	BOSE, ERNESTINE REV LIVING TRUST DTD 2/5/96	CHESAPEAKE EXPLORATION LP	2/17/2006	1033	311	I-2006-002661	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129432-003	OK	WASHITA	BOSE, BRYAN	CHESAPEAKE EXPLORATION LP	2/17/2006	1033	299	I-2006-002657	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: NE/4
OK5129435-001	OK	WASHITA	BOSE, BRADLEY WARREN	CHESAPEAKE EXPLORATION LP	2/22/2006	1034	36	I-2006-002971	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SW/4
OK5129435-002	OK	WASHITA	BOSE, KENNY DON & PATTIE MARIE FREEMAN-BOSE	CHESAPEAKE EXPLORATION LP	2/22/2006	1034	600	I-2006-003188	011N	017W	0028	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 28: SW/4
OK5129391-007	OK	WASHITA	MONTGOMERY PETROLEUM, INC	CHESAPEAKE EXPLORATION LLC	11/12/2007	1091	17	I-2007-012479	011N	017W	0029

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 29: NORTHWEST QUARTER LESS AND EXCEPT RAILROAD RIGHT-OF-WAY MORE PARTICULARLY DESCRIBED AS FOLLOWS: A STRIP OF LAND 100 FEET WIDE, THE SAME TO EXTEND A UNIFORM WIDTH OF 50 FEET ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NORTHWEST QUARTER OF SECTION 29, TOWNSHIP 11 NORTH, RANGE 27 WEST, CONTAINING 5.05 ACRES. AND A STRIP OF LAND ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NORTHWEST QUARTER OF SECTION 29, TOWNSHIP 11 NORTH, RANGE 17 WEST AS ADDITIONAL RIGHT-OF-WAY AS FOLLOWS: AN ADDITIONAL WIDTH OF 25 FEET ON EACH SIDE OF THE 100 FEET WIDE RIGHT-OF-WAY HERETOFOR CONVEYED, EXTENDING FROM THE WEST LINE OF SAID 1/4 SECTION IN A NORTHEASTERLY DIRECTION 827 FEET MEASURED ALONG SAID CENTER LINE, CONTAINING 1.02 ACRES. (A/D/A NW/4 LESS & EXCEPT RR R-O-R)

LTD TO 100’ BELOW S.E. OF DES MOINES FM (17,330’)

OK5129391-008	OK	WASHITA	MALCO ROYALTIES LTD	CHESAPEAKE EXPLORATION LLC	5/21/2008	1115	801	I-2008-007671	011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NW/4, L/E ROW AND/OR EASEMENT SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129391-009	OK	WASHITA	NORMAN, ROBERT W	CHESAPEAKE EXPLORATION LLC	5/21/2008	1115	803	I-2008-007672	011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NW/4, L/E ROW AND/OR EASEMENT SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129391-010	OK	WASHITA	IVY CREEK INVESTMENTS, LTD	CHESAPEAKE EXPLORATION LLC	5/21/2008	1115	805	I-2008-007673	011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NW/4, L/E ROW AND/OR EASEMENT SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.
OK5129391-011	OK	WASHITA	CONSUL PROPERTIES, LLC	CHESAPEAKE EXPLORATION LLC	5/21/2008	1115	807	I-2008-007674	011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NW/4, L/E ROW AND/OR EASEMENT SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129391-012	OK	WASHITA	BOYD, RUTH A FORMERLY RUTH A MAYNARD	CHESAPEAKE EXPLORATION LLC	1/20/2009	1130	470	I-2009-000974	011N	017W	0029

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 29: NW/4 L/E 2 TRACTS OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 100’ WIDE, THE SAME TO EXTEND A UNIFORM WIDTH OF 50’ ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 & A STRIP OF LAND ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 AS ADDITIONAL RIGHT-OF-WAY AS FOLLOWS: AN ADDITIONAL WIDTH OF 25’ ON EACH SIDE OF THE 100’ WIDE RIGHT-OF-WAY HERETO FOR CONVEYED, EXTENDING FROM THE W LINE OF SAID 1/4 SECTION IN A NORTHEASTERLY DIRECTION 827’ MEASURED ALONG SAID CENTER LINE

SURFACE TO 17,330

OK5129391-013	OK	WASHITA	COTTON, NIKKI M	CHESAPEAKE EXPLORATION LLC	1/26/2009	1130	476	I-2009-000976	011N	017W	0029

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 29: NW/4 L/E 2 TRACTS OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 100’ WIDE, THE SAME TO EXTEND A UNIFORM WIDTH OF 50’ ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 & A STRIP OF LAND ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 AS ADDITIONAL RIGHT-OF-WAY AS FOLLOWS: AN ADDITIONAL WIDTH OF 25’ ON EACH SIDE OF THE 100’ WIDE RIGHT-OF-WAY HERETO FOR CONVEYED, EXTENDING FROM THE W LINE OF SAID 1/4 SECTION IN A NORTHEASTERLY DIRECTION 827’ MEASURED ALONG SAID CENTER LINE

SURFACE TO 17,330

OK5129391-014	OK	WASHITA	MAYNARD LIVING TR, DTD MAY 22, 1997, MILDRED B MAYNARD, TRST	CHESAPEAKE EXPLORATION LLC	1/20/2009	1130	467	I-2009-000973	011N	017W	0029

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 29: NW/4 L/E 2 TRACTS OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 100’ WIDE, THE SAME TO EXTEND A UNIFORM WIDTH OF 50’ ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 & A STRIP OF LAND ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 AS ADDITIONAL RIGHT-OF-WAY AS FOLLOWS: AN ADDITIONAL WIDTH OF 25’ ON EACH SIDE OF THE 100’ WIDE RIGHT-OF-WAY HERETO FOR CONVEYED, EXTENDING FROM THE W LINE OF SAID 1/4 SECTION IN A NORTHEASTERLY DIRECTION 827’ MEASURED ALONG SAID CENTER LINE

SURFACE TO 17,230’

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129391-015	OK	WASHITA	MAYNARD, THOMAS D	CHESAPEAKE EXPLORATION LLC	1/20/2009	1130	464	I-2009-000972	011N	017W	0029

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 29: NW/4 L/E 2 TRACTS OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 100’ WIDE, THE SAME TO EXTEND A UNIFORM WIDTH OF 50’ ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 & A STRIP OF LAND ON EACH SIDE OF THE CENTER LINE OF ITS RAILROAD AS LOCATED THROUGH OR ACROSS THE NW/4 AS ADDITIONAL RIGHT-OF-WAY AS FOLLOWS: AN ADDITIONAL WIDTH OF 25’ ON EACH SIDE OF THE 100’ WIDE RIGHT-OF-WAY HERETO FOR CONVEYED, EXTENDING FROM THE W LINE OF SAID 1/4 SECTION IN A NORTHEASTERLY DIRECTION 827’ MEASURED ALONG SAID CENTER LINE

SURFACE TO 17,230’

OK9270260-000	OK	WASHITA	KEIL, JEAN D	CHESAPEAKE EXPLORATION LLC	1/20/2009	1130	473	I-2009-000975	011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: SE/4 SURFACE TO 17,230’
OK9270274-000	OK	WASHITA	BORCHERS, PAUL LIVING TRUST ET AL	MAVERICK CORPORATION	2/17/2009	1131	537		011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: SW/4 SURFACE TO 17,230’
OK9270274-001	OK	WASHITA	SAWATZKY, WANITA LIFE ESTATE	TODCO PROPERTIES, INC	2/4/2009	1134	430		011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NE/4
OK9270274-002	OK	WASHITA	SAWATZKY, JACK AND KAREN	TODCO PROPERTIES, INC	2/4/2009	1134	433		011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NE/4
OK9270274-003	OK	WASHITA	SAWATZKY, RANDY AND CANDICE	TODCO PROPERTIES, INC	2/4/2009	1134	436		011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NE/4
OK9270274-004	OK	WASHITA	GROSZ, FRED A & KARLENE S LIVING TR	TODCO PROPERTIES, INC	2/4/2009	1134	439		011N	017W	0029	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 29: NE/4
OK3200077-001	OK	WASHITA	WILLIAMSON, BARBARA DARLENE A/ K/A DARLENE	CHESAPEAKE EXPLORATION LP	7/21/2006	1045	808	I-2006-007441	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK3200077-002	OK	WASHITA	ALLEN, WENDELL A/ K/A WENDELL ETHAN ALLEN	CHESAPEAKE EXPLORATION LP	7/27/2006	1047	106	I-2006-007955	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK3200077-003	OK	WASHITA	MEIER, DESSIE	CHESAPEAKE EXPLORATION LP	7/27/2006	1046	563	I-2006-007762	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK3200077-004	OK	WASHITA	DAVIS, ELNORA JANE A/K/A JANIE DAVIS	CHESAPEAKE EXPLORATION LP	7/27/2006	1047	125	I-2006-007962	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK3200077-005	OK	WASHITA	CALVERT, VICKIE KATHLEEN, A/K/A VICKIE CALVERT	CHESAPEAKE EXPLORATION LP	7/27/2006	1047	493	I-2006-008103	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK3200116-001	OK	WASHITA	CUMINGS, D A REVOCABLE TRUST 1997	CHESAPEAKE EXPLORATION LLC	9/7/2007	1087	336	I-2007-011101	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 1, 2, E/2 NW/4, A/D/A NW/4
OK3200116-002	OK	WASHITA	SITZMAN, GLENN L	CHESAPEAKE EXPLORATION LLC	9/7/2007	1087	340	I-2007-011103	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 1,2, E/2 NW/4 (A/D/A NW/4)
OK3200116-003	OK	WASHITA	GREENWELL, OPAL M	CHESAPEAKE EXPLORATION LLC	9/7/2007	1086	990	I-2007-010970	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 1 & 2 & E/2 NW/4, ADA NW/4
OK3200116-004	OK	WASHITA	SITZMAN JR, CARL J	CHESAPEAKE EXPLORATION LLC	9/7/2007	1088	150	I-2007-011407	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 1-2, E/2 NW/4, ADA NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200117-001	OK	WASHITA	HAWTHORNE, RAE DEANE	CHESAPEAKE EXPLORATION LLC	9/12/2007	1087	314	I-2007-011092	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3, 4, SW/4, A/D/A WEST 63.68 AC OF SW/4
OK3200117-002	OK	WASHITA	HUGHES, JUBIE F/K/A JUBIE PRICE	CHESAPEAKE EXPLORATION LLC	9/10/2007	1087	338	I-2007-011102	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3, 4, (A/D/A W 63.68 ACRES OF SW/4)
OK3200117-003	OK	WASHITA	HUGHES, SCHERRIE	CHESAPEAKE EXPLORATION LLC	9/12/2007	1088	97	I-2007-011392	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3, 4 OF SW/4 (A/D/A W 63.68 ACRES OF SW/4)
OK3200117-004	OK	WASHITA	GILLY, GIL E & PANSY	CHESAPEAKE EXPLORATION LLC	9/10/2007	1088	868	I-2007-011650	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3-4 ADA W 63.68 AC OF SW/4
OK3200117-005	OK	WASHITA	REYNOLDS, MICHELLE	CHESAPEAKE EXPLORATION LLC	9/12/2007	1088	874	I-2007-011653	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3-4, ADA W 63.68 OF SW/4
OK3200117-006	OK	WASHITA	MASIERS, CHRISTINA	CHESAPEAKE EXPLORATION LLC	9/12/2007	1089	554	I-2007-011921	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3-4, ADA W 63.68 OF SW/4
OK3200117-007	OK	WASHITA	MEDINA, REBECCA	CHESAPEAKE EXPLORATION LLC	9/12/2007	1091	20	I-2007-012480	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: LOTS 3,4, (ADA W 63.68 AC OF SW/4)
OK3200666-000	OK	WASHITA	LABAHN, BETTY JO LIVING TR, BETTY JO LABAHN, TRST	CHESAPEAKE EXPLORATION LLC	9/7/2007	1085	66	I-2007-010323	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: E 90 ACRES OF SW/4
OK3200667-001	OK	WASHITA	OCC #569104/CD #200901983	COI-CELLC	7/16/2009				011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: ALL LTD TO MISSOURIAN & DES MOINES
OK3210048-001	OK	WASHITA	WOLF, HARRY D A/ K/A HARRY DUANE & MARVA JO	CHESAPEAKE EXPLORATION LLC	8/10/2006	1049	174	I-2006-006722	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK3210049-001	OK	WASHITA	ALLEN, ANTHONY DWIGHT A/K/ A TONY	CHESAPEAKE EXPLORATION LLC	8/8/2006	1048	94	I-2006-008319	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: SE/4
OK9270261-000	OK	WASHITA	KEIL, JEAN D	CHESAPEAKE EXPLORATION LLC	1/20/2009	1130	479	I-2009-000977	011N	017W	0030	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 30: NE/4 SURFACE TO DES MOINES FM (17,415.50’)
OK3200472-001	OK	WASHITA	MEIER, BOBBY LYNN	CHESAPEAKE EXPLORATION LP	3/22/2007	1068	783	I-2007-004504	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 1,2, E/2 NE/4
OK3200472-002	OK	WASHITA	LOPER, LOUISE ANN	CHESAPEAKE EXPLORATION LP	3/22/2007	1068	785	I-2007-004505	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOT 1, LOT 2, E/2 NE/4
OK3200472-003	OK	WASHITA	MEIER, DESSIE	CHESAPEAKE EXPLORATION LP	3/22/2007	1068	781	I-2007-004503	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOT 1, LOT 2, E/2 NE/4
OK3200472-004	OK	WASHITA	ROWE, PATRICIA M	CHESAPEAKE EXPLORATION LP	3/22/2007	1069	496	I-2007-004777	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOT 1, LOT 2, E/2 NE/4
OK3200472-005	OK	WASHITA	MEIER, CECIL MONTELL	CHESAPEAKE EXPLORATION LP	3/22/2007	1070	745	I-2007-005215	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 1, 2, E/2 NE/4
OK3200655-001	OK	WASHITA	HOEPFNER, MICHAEL	CHESAPEAKE EXPLORATION LLC	8/27/2007	1084	461	I-2007-010103	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: W/2 NE/4, E 76.62 AC OF E/2 NW/4 LTD TO 16,529’
OK3200655-002	OK	WASHITA	SLIWOSKI, JOAN B	CHESAPEAKE EXPLORATION LLC	8/28/2007	1085	68	I-2007-010324	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 3,4, E/2 SW/4 LESS .35 AC FOR PUBLIC ROAD
OK3200655-003	OK	WASHITA	EMPIE, JUDITH E	CHESAPEAKE EXPLORATION LLC	8/28/2007	1086	294	I-2007-010715	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOT 3, LOT 4, E/2 SW/4 LESS .35 AC FOR PUBLIC ROAD

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200655-004	OK	WASHITA	REUBER, JAMES LOUIS	CHESAPEAKE EXPLORATION LLC	8/28/2007	1086	299	I-2007-010717	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 3,4, E/2 SW/4 LESS .35 FOR PUBLIC ROAD
OK3200655-005	OK	WASHITA	PLEASANT INVESTMENTS LP	CHESAPEAKE EXPLORATION LLC	8/28/2007	1085	44	I-2007-010315	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 3,4, E/2 SW/4 LESS .35 AC FOR PUBLIC ROAD
OK3200655-006	OK	WASHITA	REUBER, RUBY M REV LIV TR DTD 9/29/93, RUBY M REUBER TRST	CHESAPEAKE EXPLORATION LLC	8/28/2007	1085	55	I-2007-010319	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 3, 4, E/2 SW/4, (LESS .35 AC FOR PUBLIC ROAD)
OK3200655-007	OK	WASHITA	REUBER, STANLEY K	CHESAPEAKE EXPLORATION LLC	8/28/2007	1085	52	I-2007-010318	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 3, 4, E/2 SW/4 LESS .35 AC FOR PUBLIC ROAD LTD TO 16,529’
OK3200655-008	OK	WASHITA	DUE, MAXINE	CHESAPEAKE EXPLORATION LLC	10/8/2007	1090	463	I-2007-012270	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOTS 3, 4, E/2 SW/4 LESS 0.35 AC FOR PUBLIC ROAD LTD TO 16,529’
OK3200667-000	OK	WASHITA	CHESAPEAKE ROYALTY, LLC	CHESAPEAKE EXPLORATION LLC	4/17/2008	1106	316	I-2008-004233	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: LOT 3 (35.78 ACRES) & LOT 4 (35.26 ACRES) & THE E/2 SW/4, LESS 0.35 ACRES FOR A PUBLIC ROADWAY LTD TO 16529’
OK3200671-001	OK	WASHITA	BENSON, MARGERY KAREN	CHESAPEAKE EXPLORATION LLC	8/24/2007	1085	11	I-2007-010302	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: W/2 NE/4, E 76.62 ACRES OF E/2 NW/4 LTD TO 16,529’
OK3200684-001	OK	WASHITA	RAASCH, JAMES	CHESAPEAKE EXPLORATION LLC	10/1/2007	1085	40	I-2007-010313	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: 3.38 ACRES ALONG THE WEST SIDE OF E/2 NW/4
OK3200684-002	OK	WASHITA	WEBER, SUSAN	CHESAPEAKE EXPLORATION LLC	10/8/2007	1086	305	I-2007-010720	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: 3.38 AC ALONG W/SIDE E/2 NW/4
OK3200684-003	OK	WASHITA	TALLEY, PATRICIA	CHESAPEAKE EXPLORATION LLC	10/8/2007	1086	982	I-2007-010966	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: 3.38 AC ALONG W/SIDE E/2 NW/4
OK3200684-004	OK	WASHITA	RAASCH, JR, THOMAS A & VELMA H, TRUST	CHESAPEAKE EXPLORATION LLC	10/1/2007	1089	761	I-2007-012002	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: 3.38 ACRES ALONG W SIDE OF E/2 NW/4
OK3200684-005	OK	WASHITA	RAASCH, DEBORAH	CHESAPEAKE EXPLORATION LLC	10/8/2007	1088	176	I-2007-011417	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: 3.38 ACRES ALONG THE W SIDE OF E/2 NW/4
OK9270020-001	OK	WASHITA	WALLERSTEDT, SCOTT EUGENE	CHESAPEAKE EXPLORATION LLC	10/11/2007	1091	874	I-2007-012642	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: SE/4
OK9270020-002	OK	WASHITA	WALLERSTEDT, ROBERT WILLIAM	CHESAPEAKE EXPLORATION LLC	10/11/2007	1091	872	I-2007-012641	011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: SE/4
OK9270020-003	OK	WASHITA	OCC# 547449/CD#200707118	CHESAPEAKE EXPLORATION LLC	12/6/2007				011N	017W	0031	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 31: ALL LTD TO VIRGILIAN, MISSOURIAN & DES MOINES COMMON SOURCES OF SUPPLY
OK3200104-001	OK	WASHITA	MEKUSUKEY OIL COMPANY LLC	CHESAPEAKE EXPLORATION LLC	9/7/2007	1082	40	I-2007-009236	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: SW/4
OK3200104-002	OK	WASHITA	HAMM JR, FLOYD D	CHESAPEAKE EXPLORATION LLC	10/18/2007	1093	908	I-2007-013342	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200104-003	OK	WASHITA	STAFFORD, LESTER, A/K/A LESTER V STAFFORD	CHESAPEAKE EXPLORATION LLC	11/1/2007	1093	902	I-2007-013340	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: SW/4 LTD TO 100’ BELOW S. E. DES MOINES GRANITE WASH FM (17,093’)
OK3200104-004	OK	WASHITA	IGO, TERRY	DAVID S THOMPSON & ASSOCIATES	6/21/2007	1075	372	I-2007-006825	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: SW/4
OK3200104-005	OK	WASHITA	ASARCO OIL & GAS COMPANY, INC.	CHESAPEAKE EXPLORATION LLC	9/16/2010	1183	980	I-2010-008985	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: SW/4
OK3200123-003	OK	WASHITA	JANZEN, ALLEN LIVING TRUST DATED 12/9/93	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	985	I-2008-001379	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACS OF SE/4 LTD TO 100’ BELOW S.E. DES MOINES GRANITE WASH (17,093’)
OK3200123-004	OK	WASHITA	JANZEN, ELIZABETH SUZANNE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	988	I-2008-001380	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACS OF SE/4 LTD TO 100’ BELOW S.E. DES MOINES GRANITE WASH (17,093’)
OK3200123-005	OK	WASHITA	CAILLE, JANET	CHESAPEAKE EXPLORATION LLC	12/3/2007	1098	32	I-2008-001409	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACS OF SE/4 LTD TO 100’ BELOW S.E. DES MOINES GRANITE WASH (17,093’)
OK3200123-006	OK	WASHITA	BARTEL, VICKI SUE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1098	12	I-2008-001402	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACRES OF SE/4 LTD TO 100’ BELOW S.E. DES MOINES GRANITE WASH (17,093’)
OK3200123-007	OK	WASHITA	ORTHWEIN, RICHARD J REV TRUST, RICHARD J ORTHWEIN, TRUSTEE	CHESAPEAKE EXPLORATION LLC	12/17/2007	1100	930	I-2008-002258	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: E 60 AC OF SE/4 LTD TO 100’ BELOW S.E. DES MOINES GRANITE WASH (17,093’)
OK3200123-008	OK	WASHITA	BROOKS, MICHAEL A REV LIVING TRUST DTD 7/15/2004	CHESAPEAKE EXPLORATION LLC	5/23/2008	1109	159	I-2008-005324	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACRES OF SE/4
OK3200123-009	OK	WASHITA	BROOKS, OLIDINE REV LIVING TRUST DTD 7/16/2004	CHESAPEAKE EXPLORATION LLC	5/23/2008	1109	161	I-2008-005325	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACRES OF SE/4
OK3200123-010	OK	WASHITA	VOGT FAMILY LIVING TRUST DTD 3/15/1993	CHESAPEAKE EXPLORATION LLC	5/9/2008	1107	565	I-2008-004728	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACRES OF SE/4
OK3200123-011	OK	WASHITA	WALTERS, EDITH	CHESAPEAKE EXPLORATION LLC	4/12/2010	1172	992	I-2010-005372	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: E 60 AC OF SE/4
OK3200123-012	OK	WASHITA	LINDSTROM, PEARL	CHESAPEAKE EXPLORATION LLC	4/14/2010	1172	1009	I-2010-005378	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: E 60 AC OF SE/4
OK3200123-013	OK	WASHITA	CADDELL, DAY NELL WILLIAMS	CHESAPEAKE EXPLORATION LLC	8/3/2010	1179	387	I-2010-007504	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACRES OF SE/4
OK3200123-014	OK	WASHITA	WILLIAMS, JERRY A/K/A JERRY L WILLIAMS	CHESAPEAKE EXPLORATION LLC	8/3/2010	1179	383	I-2010-007502	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: EAST 60 ACRES OF THE SE/4
OK3200123-015	OK	WASHITA	WILLIAMS, RONNIE A/K/A RONNIE G WILLIAMS	CHESAPEAKE EXPLORATION LLC	8/3/2010	1179	385	I-2010-007503	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: THE EAST 60 ACRES OF THE SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3200123-016	OK	WASHITA	OCC #578816/CD #201003415	COI/CELLC	9/22/2010				011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: ALL LIMITED TO VIRGILIAN, MISSOURIAN & DES MOINES SEPARATE COMMON SOURCES OF SUPPLY
OK3200124-001	OK	WASHITA	BRAUKUS, KATHRYN	CHESAPEAKE EXPLORATION LLC	10/10/2007	1088	166	I-2007-011413	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: N/2 NE/4
OK3200125-000	OK	WASHITA	MCCLURE, VALINDA	CHESAPEAKE EXPLORATION LLC	10/12/2007	1088	169	I-2007-011414	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: S/2 NE/4
OK9270023-001	OK	WASHITA	BARTON, WILLIAM R	CHESAPEAKE EXPLORATION LLC	10/30/2007	1093	917	I-2007-013345	011N	017W	0032

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 32: NW/4 LESS AND EXCEPT A TRACT OF LAND CONTAINING 10 ACRES IN THE FORM OF A SQUARE IN THE NE CORNER OF THE NW/4

SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH (17,093’)

OK9270023-002	OK	WASHITA	VERDE VISTA ENERGY CO	CHESAPEAKE EXPLORATION LLC	10/30/2007	1093	885	I-2007-013336	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: NW/4 L/E A TRACT CONTAINING 10 ACS IN FORM OF SQUARE IN NE/C NW/4 SURF TO 100’ BLW S.E. OF DES MOINES GRANITE WASH (17,093’)
OK9270023-003	OK	WASHITA	WEBB, DAWN E	CHESAPEAKE EXPLORATION LLC	10/30/2007	1095	202	I-2008-000411	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: NW/4 L/E A TRACT CONTAINING 10 ACS IN FORM OF SQUARE IN NE/C NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH (17,093’)
OK9270023-004	OK	WASHITA	MANZ, TERRY K	CHESAPEAKE EXPLORATION LLC	10/30/2007	1094	789	I-2008-000265	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: NW/4 L/E A TRACT CONTAINING 10 ACS IN FORM OF SQUARE IN NE/C NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH (17,093’)
OK9270023-005	OK	WASHITA	PLAYA PETROLEUM, INC, WILLIAM R BARTON, PRESIDENT	CHESAPEAKE EXPLORATION LLC	10/30/2007	1093	914	I-2007-013344	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: NW/4 LESS & EXCEPT A TRACT CONTAINING 10 ACS IN FORM OF A SQUARE IN NE/C NW/4 SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH (17,093’)
OK9270023-006	OK	WASHITA	SCHMIDT, MAMIE	DAVID S THOMPSON & ASSOCIATES	7/31/2007	1081	932	I-2007-009177	011N	017W	0032	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 32: NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270001-000	OK	WASHITA	BUFFING, BRET	CHESAPEAKE EXPLORATION LLC	10/22/2007	1090	460	I-2007-012269	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: E/2 SE/4, LESS 3 ACRES DEEDED TO THE BOARD OF COMMISSIONERS OF WASHITA COUNTY, A TRACT OF LAND DESCRIBED AS BEGINNING AT A POINT 33’ W OF NE/C OF E/2 SE/4, THENCE W 285.2’, THENCE S 85°10’ E 50’, THENCE S 70°20’ E 100’, THENCE S 51°10’ E 100’, THENCE S 30°50’ E 100’, THENCE S 11°10’ E 100’, THENCE N 285.2’ TO POB

SURFACE TO 17,475’

OK9270029-000	OK	WASHITA	EVANGELIST LUTHERAN FRIEDENS GERNIEDE , A CORPORATION	CHESAPEAKE EXPLORATION LLC	10/31/2007	1093	888	I-2007-013337	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: PART NE/4 BEGINNING AT NE/C NE/4, THENCE S ON E LINE 32 RODS, THENCE W 10 RODS, THENCE N 32 RODS, THENCE E TO POB SURFACE TO 17,475’
OK9270047-001	OK	WASHITA	JANZEN, ALLEN LIVING TRUST DTD 12/9/93	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	977	I-2008-001376	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: A TRACT OF LAND COVERING PART OF NE/4 DESCRIBED AS: BEGINNING AT A POINT 660’ E OF THE CENTER OF SEC 34; THENCE N 21°24’ E 550’; THENCE N 60°20’ E 910’; THENCE N 39°48’ W 465’; THENCE N 870’ TO THE N BOUNDARY LINE OF SEC 34; THENCE E TO A POINT 10 RODS W OF THE NE/C OF SEC 34; THENCE S 32 RODS; THENCE E 10 RODS TO THE E LINE OF SEC 34; THENCE S TO THE SE/C OF NE/4; THENCE W TO POB - LESS 3.82 ACRES DEEDED TO COUNTY FOR A ROAD AND LESS 2 ACRES DEEDED TO THE LUTHERAN CHURCH AND LESS 1.10 ACRES IN THE SE/C NE/4

SURFACE TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH (17,475’)

OK9270047-002	OK	WASHITA	JANZEN, ELIZABETH SUZANNE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	991	I-2008-001381	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: A TRACT OF LAND COVERING PART OF NE/4 DESCRIBED AS: BEGINNING AT A POINT 660’ E OF THE CENTER OF SEC 34; THENCE N 21°24’ E 550’; THENCE N 60°20’ E 910’; THENCE N 39°48’ W 465’; THENCE N 870’ TO THE N BOUNDARY LINE OF SEC 34; THENCE E TO A POINT 10 RODS W OF THE NE/C OF SEC 34; THENCE S 32 RODS; THENCE E 10 RODS TO THE E LINE OF SEC 34; THENCE S TO THE SE/C OF NE/4; THENCE W TO POB - LESS 3.82 ACRES DEEDED TO COUNTY FOR A ROAD AND LESS 2 ACRES DEEDED TO THE LUTHERAN CHURCH AND LESS 1.10 ACRES IN THE SE/C NE/4

SURFACE TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH (17,475’)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270047-003	OK	WASHITA	CAILLE, JANET	CHESAPEAKE EXPLORATION LLC	12/3/2007	1098	27	I-2008-001407	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: A TRACT OF LAND COVERING PART OF NE/4 DESCRIBED AS: BEGINNING AT A POINT 660’ E OF THE CENTER OF SEC 34; THENCE N 21°24’ E 550’; THENCE N 60°20’ E 910’; THENCE N 39°48’ W 465’; THENCE N 870’ TO THE N BOUNDARY LINE OF SEC 34; THENCE E TO A POINT 10 RODS W OF THE NE/C OF SEC 34; THENCE S 32 RODS; THENCE E 10 RODS TO THE E LINE OF SEC 34; THENCE S TO THE SE/C OF NE/4; THENCE W TO POB - LESS 3.82 ACRES DEEDED TO COUNTY FOR A ROAD AND LESS 2 ACRES DEEDED TO THE LUTHERAN CHURCH AND LESS 1.10 ACRES IN THE SE/C NE/4

SURFACE TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH (17,475’)

OK9270047-004	OK	WASHITA	BARTEL, VICKI SUE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1098	6	I-2008-001400	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: A TRACT OF LAND COVERING PART OF NE/4 DESCRIBED AS: BEGINNING AT A POINT 660’ E OF THE CENTER OF SEC 34; THENCE N 21°24’ E 550’; THENCE N 60°20’ E 910’; THENCE N 39°48’ W 465’; THENCE N 870’ TO THE N BOUNDARY LINE OF SEC 34; THENCE E TO A POINT 10 RODS W OF THE NE/C OF SEC 34; THENCE S 32 RODS; THENCE E 10 RODS TO THE E LINE OF SEC 34; THENCE S TO THE SE/C OF NE/4; THENCE W TO POB - LESS 3.82 ACRES DEEDED TO COUNTY FOR A ROAD AND LESS 2 ACRES DEEDED TO THE LUTHERAN CHURCH AND LESS 1.10 ACRES IN THE SE/C NE/4

SURFACE TO 100’ BELOW S.E. OF DES MOINES GRANITE WASH (17,475’)

OK9270087-000	OK	WASHITA	SMITH, GLEN DALE & LANELL	CHESAPEAKE EXPLORATION LLC	12/17/2008	1130	55	I-2009-000835	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: ALL OF BLOCK 1 AND ALL OF BLOCK 2 IN THE TOWN OF BESSIE
OK9270089-000	OK	WASHITA	PRICE, TERRY P & PATRICIA M	CHESAPEAKE EXPLORATION LLC	5/25/2009	1141	1028	I-2009-005014	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-9, BLOCK 50, LOTS 10-12, BLOCK 51, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270090-000	OK	WASHITA	FRANKLIN, PAULA SUE	CHESAPEAKE EXPLORATION LLC	6/17/2009	1141	736	I-2009-004906	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 20-24, BLOCK 57, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270093-000	OK	WASHITA	DUKE, JIMMY L	CHESAPEAKE EXPLORATION LLC	8/11/2009	1146	391	1-2009-006342	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 14 - 16 OF BLOCK 29 IN TOWN OF BESSIE
OK9270094-000	OK	WASHITA	IGO, TERRY & DIANE	CHESAPEAKE EXPLORATION LLC	8/11/2009	1146	393	1-2009-006343	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 25 - 32 BLOCK 91 IN THE TOWN OF BESSIE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270096-000	OK	WASHITA	RATKE, MICHAEL D & DONNA	CHESAPEAKE EXPLORATION,LLC	7/31/2009	1144	889	1-2009-005905	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13, 14, & 15 OF BLOCK 55
OK9270097-001	OK	WASHITA	ERNST, MARK	CHESAPEAKE EXPLORATION LLC	7/29/2009	1144	892	I-2009-005906	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: BLOCK 4, LOTS 1-5, 7-24 OF BLOCK 5, BLOCKS 6-8, LOTS 1-21, 23 & 24 OF BLOCK 9, LOTS 6-19 OF BLOCK 10, LOTS 1-18, 20-24 OF BLOCK 11, BLOCKS 18, 19, LOTS 1-9, 11-17, 19-24 OF BLOCK 20, BLOCKS 21-23, LOTS 1-21 OF BLOCK 24, BLOCK 25, LOT 6 OF BLOCK 5, LOT 22 OF BLOCK 9, LOT 19 OF BLOCK 11, LOTS 10, 18 OF BLOCK 20, LOTS 5, 6 & 9 OF BLOCK 51, E/2 LOTS 13-15 OF BLOCK 44, LOTS 7, 8 OF BLOCK 51, LOTS 1-4, 17-24 OF BLOCK 51, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270097-002	OK	WASHITA	ERNST, DANNY	CHESAPEAKE EXPLORATION LLC	7/29/2009	1144	895	I-2009-005907	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: BLOCK 4, LOTS 1-5, 7-24 OF BLOCK 5, BLOCKS 6-8, LOTS 1-21, 23 & 24 OF BLOCK 9, LOTS 6-19 OF BLOCK 10, LOTS 1-18, 20-24 OF BLOCK 11, BLOCKS 18, 19, LOTS 1-9, 11-17, 19-24 OF BLOCK 20, BLOCKS 21-23, LOTS 1-21 OF BLOCK 24, BLOCK 25, LOT 6 OF BLOCK 5, LOT 22 OF BLOCK 9, LOT 19 OF BLOCK 11, LOTS 10, 18 OF BLOCK 20, LOTS 5, 6 & 9 OF BLOCK 51, LOTS 22-24 OF BLOCK 24, LOTS 13-24 OF BLOCK 52, E/2 LOTS 13-15 OF BLOCK 44, LOTS 7, 8 OF BLOCK 51, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270098-001	OK	WASHITA	WILLIAMSON, HUGH R & VERA	CHESAPEAKE EXPLORATION LLC	5/11/2009	1141	713	I-2009-004897	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24, BLOCK 40, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270098-002	OK	WASHITA	KLEMME, ROBERT	CHESAPEAKE EXPLORATION LLC	9/29/2009	1151	831	I-2009-008214	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 19 - 24 OF BLOCK 40 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS AND APPURTENANCES ADJACENT THERETO

OK9270098-003	OK	WASHITA	WILLIAMSON, EDWIN L	CHESAPEAKE EXPLORATION LLC	9/14/2009	1153	339	I-2009-008601	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 19-24 OF BLOCK 40 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPPURTENANCES ADJACENT THERETO

OK9270098-004	OK	WASHITA	KLEMME, MICHAEL LYNN	CHESAPEAKE EXPLORATION LLC	11/2/2009	1154	164	I-2009-008920	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24 OF BLOCK 40 IN TOWN OF BESSIE
OK9270099-000	OK	WASHITA	LEWALLEN, DANNY L & DONNA GAIL	CHESAPEAKE EXPLORATION LLC	5/4/2009	1141	725	I-2009-004902	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 10, 11 & 12, BLOCK 55, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270103-001	OK	WASHITA	BORCHERS, BETTY LIVING TRUST, BETTY BORCHERS, TRST	CHESAPEAKE EXPLORATION LLC	1/24/2008	1100	909	I-2008-002249	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: W/2 SE/4 LESS A TRACT OF LAND DESCRIBED AS BEGINNING AT THE NW/C OF SE/4, THENCE E ALONG THE N LINE 942’, THENCE DUE S 2640’ TO A POINT ON THE S LINE OF SAID QUARTER SECTION, THENCE W ALONG THE S LINE OF SAID QUARTER SECTION 942’ TO THE SW/C, THENCE N ALONG THE W LINE 2640’ TO THE POB

SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM (17,475’)

OK9270103-002	OK	WASHITA	BORCHERS, PAUL LIVING TRUST, PAUL BORCHERS, TRST	CHESAPEAKE EXPLORATION LLC	1/24/2008	1100	903	I-2008-002247	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: W/2 SE/4 LESS A TRACT OF LAND DESCRIBED AS BEGINNING AT THE NW/C OF SE/4, THENCE E ALONG THE N LINE 942’, THENCE DUE S 2640’ TO A POINT ON THE S LINE OF SAID QUARTER SECTION, THENCE W ALONG THE S LINE OF SAID QUARTER SECTION 942’ TO THE SW/C, THENCE N ALONG THE W LINE 2640’ TO THE POB

SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM (17,475’)

OK9270103-003	OK	WASHITA	LANTZ, WILMA C TRUST, WILMA C LANTZ, TRUSTEE	CHESAPEAKE EXPLORATION LLC	2/12/2008	1201	48	I-2011-003891	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: W/2 SE/4 LESS A TRACT OF LAND DESCRIBED AS: BEG AT NW/C SE/4, THENCE E ALONG THE N LINE 942’, THENCE DUE S 2640’ TO A POINT ON THE S LINE OF SAID QUARTER SECTION, THENCE W ALONG THE S LINE OF SAID QUARTER SECTION 942’ TO SW/C, THENCE N ALONG THE W LINE 2640’ TO POB. SURFACE TO DES MOINES GRANITE WASH FM (17,475’)

OK9270215-000	OK	WASHITA	LITTKE, PATRICIA	CHESAPEAKE EXPLORATION LLC	7/2/2008	1117	484	I-2008-008266	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 10-12 OF BLOCK 3, LOTS 1-2 OF BLOCK 12 IN THE TOWN OF BESSIE SURFACE TO 100’ BLW S.E. OF DES MOINES GRANITE WASH FM
OK9270226-001	OK	WASHITA	HAMM FAMILY TRUST DATED 10/2004	CHESAPEAKE EXPLORATION LLC	9/8/2008	1121	583	I-2008-009994	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: ALL OF BLOCKS 70, 71, 72, 73, 74, 81, 82, 83, 84, 85 IN THE TOWN OF BESSIE, OKLAHOMA
OK9270258-001	OK	WASHITA	BOSE, MARJORIE	CHESAPEAKE EXPLORATION LLC	1/12/2009	1132	445	I-2009-001590	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1-24 OF BLOCK 34 AND LOTS 1-18 OF BLOCK 35 AND LOTS 1-18 OF BLOCK 36 AND LOTS 1-24 OF BLOCK 37 AND LOTS 13-18 OF BLOCK 48 AND LOTS 1,2 AND 4-12 OF BLOCK 48 AND LOTS 1-9 OF BLOCK 49 ALL IN THE TOWN OF BESSIE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270258-002	OK	WASHITA	BOSE, ROBERT E	CHESAPEAKE EXPLORATION LLC	1/12/2009	1132	61	I-2009-001468	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1-24 OF BLOCK 34 AND LOTS 1-18 OF BLOCK 35 AND LOTS 1-18 OF BLOCK 36 AND LOTS 1-24 OF BLOCK 37 AND LOTS 13-18 OF BLOCK 40 AND LOTS 1, 2 AND 4-12 OF BLOCK 48 AND LOTS 1-9 OF BLOCK 49 ALL IN THE TOWN OF BESSIE

OK9270258-003	OK	WASHITA	MESSICK, CLARENCE & DOLORES MUTUAL LIV T	CHESAPEAKE EXPLORATION LLC	1/12/2009	1132	63	I-2009-001469	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1-24 OF BLOCK 34 AND LOTS 1-18 OF BLOCK35 AND LOTS 1-18 OF BLOCK 36 AND LOTS 1-24 OF BLOCK 37 AND LOTS 13-18 OF BLOCK 40 AND LOTS 1,2 AND 4-12 OF BLOCK 48 AND LOTS 1-9 OF BLOCK 49 ALL IN THE TOWN OF BÉSSIE

OK9270258-004	OK	WASHITA	BAKER, YVONNE M	CHESAPEAKE EXPLORATION LLC	1/12/2009	1133	645	I-2009-002031	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1-24 OF BLK 34 & LOTS 1-18 OF BLK 35 & LOTS 1-18 OF BLK 36 & LOTS 1-24 OF BLK 37 & LOTS 13-18 OF BLK 40 & LOTS 1, 2 & 4-12 OF BLK 48 & LOTS 1-9 OF BLK 49 ALL IN THE TOWN OF BESSIE

OK9270258-005	OK	WASHITA	BOSE, JAMES E	CHESAPEAKE EXPLORATION LLC	1/12/2009	1133	641	I-2009-002029	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1-24 OF BLK 34 & LOTS 1-18 OF BLK 35 & LOTS 1-18 OF BLK 36 & LOTS 1-24 OF BLK 37 & LOTS 13-18 OF BLK 40 & LOTS 1, 2 & 4-12 OF BLK 48 & LOTS 1-9 OF BLK 49 ALL IN THE TOWN OF BESSIE

OK9270258-006	OK	WASHITA	STREEB, LUCILLE M	CHESAPEAKE EXPLORATION LLC	1/12/2009	1133	643	I-2009-002030	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1-24 OF BLK 34 & LOTS 1-18 OF BLK 35 & LOTS 1-18 OF BLK 36 & LOTS 1-24 OF BLK 37 & LOTS 13-18 OF BLK 40 & LOTS 1, 2 & 4-12 OF BLK 48 & LOTS 1-9 OF BLK 49 ALL IN THE TOWN OF BESSIE

OK9270259-000	OK	WASHITA	PETERS, EDMUND A & MARY A	CHESAPEAKE EXPLORATION LLC	1/9/2009	1132	65	I-2009-001470	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: BLOCKS 58, 59 LESS THE NORTH 50’ OF LOTS 8, 9 IN BLOCK 59, AND BLOCKS 60, 61, 67-69, IN THE TOWN OF BESSIE, OKLAHOMA.
OK9270277-000	OK	WASHITA	GORSHING, GARY W	CHESAPEAKE EXPLORATION LLC	5/4/2009	1139	567	12009004238	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-3, BLOCK 47, TOWN OF BESSIE, INCLUDING ALL ROADS, STREETS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO
OK9270278-000	OK	WASHITA	SCHIMMEL, GILBERT L & VERA E REVOCABLE TRUST DTD 03/21/02	CHESAPEAKE EXPLORATION LLC	5/7/2009	1140	218	12009004445	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-24, BLOCK 56, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO
OK9270279-001	OK	WASHITA	HIXON, JAMES	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	570	12009004239	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 23-24, BLOCK 45, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO
OK9270280-001	OK	WASHITA	RHODES, LARRY DEAN & NORMA L	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	572	12009004240	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 4-11, LOTS 13-20, BLOCK 47, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO
OK9270282-001	OK	WASHITA	DUDGEON, MARILYN KAY & JERRY K	CHESAPEAKE EXPLORATION LLC	5/6/2009	1139	278	12009003648	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13 - 24, BLOCK 27, TOWN OF BESSIE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270283-001	OK	WASHITA	COSSEY, CLYDE	CHESAPEAKE EXPLORATION LLC	5/7/2009	1139	276	12009003647	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOT 13 - 15, BLOCK 13, TOWN OF BESSIE
OK9270283-002	OK	WASHITA	COSSEY, DENVER & AUDREY ALINE	CHESAPEAKE EXPLORATION LLC	6/11/2009	1143	809	I-2009-005520	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13, 14, 15, BLOCK 13, TOWN OF BESSIE
OK9270284-000	OK	WASHITA	WISE, CHARLENE L	CHESAPEAKE EXPLORATION LLC	5/8/2009	1139	274	12009003646	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1 - 16, BLOCK 28, LOTS 1 - 16, BLOCK 15, LOTS 1 - 24, BLOCK 16, TOWN OF BESSIE
OK9270285-000	OK	WASHITA	HENDRICKS, BUDDY & PEGGY	CHESAPEAKE EXPLORATION LLC	5/6/2009	1139	282	12009003650	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 17 - 20, BLOCK 53, TOWN OF BESSIE
OK9270286-001	OK	WASHITA	KLEMME, PAUL K	CHESAPEAKE EXPLORATION LLC	5/11/2009	1139	284	12009003651	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24, BLOCK 40, LOTS 18-20, BLOCK 47, TOWN OF BESSIE
OK9270286-002	OK	WASHITA	ERNY, GLENDORA ANN	CHESAPEAKE EXPLORATION LLC	5/28/2009	1143	807	I-2009-005519	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19 - 24, BLOCK 40, LOTS 18 - 20, BLOCK 47, TOWN OF BESSIE
OK9270289-000	OK	WASHITA	COIL, LINDA G A/K/A LINDA GAYNELL COIL	CHESAPEAKE EXPLORATION LLC	5/19/2009	1141	730	I-2009-004904	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-18, BLOCK 46, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270290-000	OK	WASHITA	JONES, PRESLEY W & MILDRED I REVOCABLE TRUST DTD 12/17/2003	CHESAPEAKE EXPLORATION LLC	5/22/2009	1141	727	I-2009-004903	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-18, BLOCK 46, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270291-000	OK	WASHITA	DAWES, KENNY & LINDA	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	286	I-2009003652	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1 - 5, BLOCK 65, TOWN OF BESSIE
OK9270292-000	OK	WASHITA	MAUCK, JERRY & DEBORAH	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	288	I-2009-003653	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOT 22, BLOCK 31, LOTS 14, 15, 18, 20, BLOCK 32, TOWN OF BESSIE
OK9270293-000	OK	WASHITA	DICK, ELMER G	CHESAPEAKE EXPLORATION LLC	5/4/2009	1139	293	I-2009-003655	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 17 - 22, BLOCK 44, LOTS 10 - 12, BLOCK 46, LOTS 1 - 3, BLOCK 55, TOWN OF BESSIE
OK9270294-000	OK	WASHITA	TAYLOR, L D & KAREN	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	298	I-2009-003657	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOT 13, BLOCK 29 & W/2 OF LOTS 13 & 14, BLOCK 44, TOWN OF BESSIE
OK9270295-000	OK	WASHITA	MANNIS, TRELA C THOMPSON	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	300	I-2009-003658	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1 - 5 & 9 - 12, BLOCK 27, TOWN OF BESSIE
OK9270296-001	OK	WASHITA	STEPHENSON, FREDA A/K/A FRIEDA STEPHENSON	CHESAPEAKE EXPLORATION LLC	5/4/2009	1139	290	I-2009-003654	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 8, 10, 15 - 18, BLOCK 39, TOWN OF BESSIE
OK9270297-001	OK	WASHITA	LINGENFELTER, LU ELLA	CHESAPEAKE EXPLORATION LLC	5/1/2009	1139	296	I-2009-003656	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 6 - 12, LESS E 50’ OF LOTS 11 & 12, BLOCK 40, TOWN OF BESSIE
OK9270297-002	OK	WASHITA	BUFFING, LEE ROY & MALINDA	CHESAPEAKE EXPLORATION LLC	5/1/2009	1141	1026	I-2009-005013	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 6-12, LESS E 50’ OF LOTS 11 & 12, BLOCK 40, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270298-001	OK	WASHITA	BOSE, RANDAL S	CHESAPEAKE EXPLORATION LLC	5/18/2009	1141	1019	I-2009-005011 (CORRECTION)	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13 - 18, BLOCK 40, LOTS 10 - 12, BLOCK 57, LOTS 16 - 21, BLOCK 65, LOTS 1 - 9 & 16 - 24, BLOCK 66, TOWN OF BESSIE
OK9270298-002	OK	WASHITA	BOSE, DARREL W	CHESAPEAKE EXPLORATION LLC	5/18/2009	1141	1016	I-2009-005010	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 13-18, BLOCK 40, LOTS 10-12, BLOCK 57, LOTS 16-21, BLOCK 65, LOTS 1-9 & 16-24, BLOCK 66, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO

OK9270299-000	OK	WASHITA	LEWIS, ANNA MARIE	CHESAPEAKE EXPLORATION LLC	5/11/2009	1141	709	I-2009-004895	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST. SECTION 34: LOTS 1-5, BLOCK 40, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270300-001	OK	WASHITA	KLEMME JR, BEN	CHESAPEAKE EXPLORATION LLC	5/13/2009	1152	991	I-2009-008498	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24, BLOCK 40, LOTS 18-20, BLOCK 47, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270300-002	OK	WASHITA	AUSTIN, MARK	CHESAPEAKE EXPLORATION LLC	5/19/2009	1141	707	I-2009-004894	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: 19-24, BLOCK 40, LOTS 18-20, BLOCK 47, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270300-003	OK	WASHITA	KLEMME, DAVID & ELAINE	CHESAPEAKE EXPLORATION LLC	5/19/2009	1141	1031	I-2009-005015	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24, BLOCK 40, LOTS 18-20, BLOCK 47, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270301-000	OK	WASHITA	INTERNATIONAL BANK OF COMMERCE	CHESAPEAKE EXPLORATION LLC	5/28/2009	1141	715	I-2009-004898	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-18, BLOCK 64, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270301-001	OK	WASHITA	ASARCO OIL & GAS, INC	CHESAPEAKE EXPLORATION LLC	5/14/2009	1141	741	I-2009-004908	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: ALL OF BLOCKS 70-74, 81-85, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270301-002	OK	WASHITA	MORGAN, THOMAS A	CHESAPEAKE EXPLORATION LLC	5/13/2009	1152	993	I-2009-008499	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: ALL OF BLOCKS 70-74, 81-85, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270302-000	OK	WASHITA	DUDGEON, JOHNNY A/K/A JOHNNIE DUDGEON & BONNIE	CHESAPEAKE EXPLORATION LLC	5/1/2009	1141	723	I-2009-004901	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 22, 23 & 24, BLOCK 13, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270303-000	OK	WASHITA	EDIGER, MARJORIE	CHESAPEAKE EXPLORATION LLC	5/4/2009	1141	717	I-2009-004899	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19 - 24, BLOCK 55, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270304-000	OK	WASHITA	FIRST BAPTIST CHURCH OF CLINTON, INC	CHESAPEAKE EXPLORATION LLC	6/1/2009	1141	720	I-2009-004900	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOT 21 - 24, BLOCK 53, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270305-000	OK	WASHITA	HOLLIMAN, AGNES M REV LIV TR DTD 4/1/98, ET AL	CHESAPEAKE EXPLORATION LLC	5/11/2009	1141	1022	I-2009-005012	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-16, BLOCK 14, LOTS 1-6, BLOCK 32, LOTS 1-4, BLOCK 46, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO
OK9270306-000	OK	WASHITA	GRIFFITH, J L	CHESAPEAKE EXPLORATION LLC	5/1/2009	1143	527	I-2009-005422	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 10 & 11, BLOCK 49, TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270307-001	OK	WASHITA	CARTER, VERA	CHESAPEAKE EXPLORATION LLC	5/4/2009	1143	529	I-2009-005423	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOT 16, BLOCK 30, LOTS 13, 16, 17, 22-24, BLOCK 32, LOTS 19 & 21, BLOCK 32, LOTS 19-24, BLOCK 39, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO

OK9270308-000	OK	WASHITA	MCDANIEL, DAVID K	CHESAPEAKE EXPLORATION LLC	5/4/2009	1143	532	I-2009-005424	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-5, BLOCK 39, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO
OK9270311-001	OK	WASHITA	MIRTZ, BENJAMIN & GWENDOLYN	CHESAPEAKE EXPLORATION LLC	7/23/2009	1143	811	I-2009-005521	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 20 - 24, BLOCK 27
OK9270311-002	OK	WASHITA	SANDERS, LEONA	CHESAPEAKE EXPLORATION LLC	7/25/2009	1143	815	I-2009-005523	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 20 - 24, BLOCK 27
OK9270312-001	OK	WASHITA	INTEMANN, RANDAL BRYAN	CHESAPEAKE EXPLORATION LLC	7/27/2009	1143	813	I-2009-005522	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 21 & 22 OF BLOCK 45, OF TOWN OF BESSIE, ACCORDING TO PLAT RECORDED THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, & APPURTENANCES ADJACENT THERETO
OK9270313-000	OK	WASHITA	RATKE, PAUL D & JANE	CHESAPEAKE EXPLORATION LLC	7/2/2009	1143	794	I-2009-005515	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 16, 17, 18 IN TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, THERETO & APPURTENANCES THERETO.
OK9270314-000	OK	WASHITA	KEIL, JEAN D	CHESAPEAKE EXPLORATION, LLC	7/12/2009	1143	797	I-2009-005516	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13, 14, BLOCK 62, TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, THERETO & APPURTANCES ADJACENT THERETO
OK9270315-001	OK	WASHITA	BONDY, WILMA	CHESAPEAKE EXPLORATION LLC	7/29/2009	1144	584	I-2009-005789	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOT 13-15 OF BLOCK 13, OF THE TOWN OF BESSIE, ACCORDING TO THE PLAT RECORDED THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270316-001	OK	WASHITA	RAY, DEBORAH & WILLIAM F	CHESAPEAKE EXPLORATION LLC	7/23/2009	1143	800	I-2009-00517	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: PART SE/4 DESCRIBED AS BEGINNING AT NE/C OF BLOCK 93 OF BESSIE TOWNSITE, THENCE 20’ TO W LINE OF ST. LOUIS - SAN FRANCISCO RR ROW, THENCE S 450’ ALONG W LINE OF ST. LOUIS - SAN FRANCISCO RR ROW, THENCE 2 20’, THENCE N 450’ ALONG E LINE OF BLOCK 93 OF BESSIE TOWNSIDE TO POB; LOTS 1 - 18, BLOCK 93, PLUS TRACT BEGINNING 30’ N OF SW/C OF SE/4, THENCE E 37.5’, THENCE N 200’, THENCE W 37.5’, THENCE S 200’ TO POB; LOTS 1 - 3, BLOCK 41, LOTS 1 - 4, BLOCK 42, LOTS 1 - 6, BLOCKS 76, 77, 78, LOTS 1 - 12, BLOCK 79, LOTS 7 -18, BLOCK 80, LOTS 1 - 24 & 33 - 36, BLOCK 91, LOTS 1 - 28 & 30 - 36, BLOCK 92, PART OF BLOCK 93 LYING IN SW/4 OF TOWN OF BESSIE; LOTS 4 - 6, BLOCK 41; LOTS 10 - 12, BLOCK 45; LOTS 13 - 18, BLOCK 45

OK9270317-000	OK	WASHITA	CARTER, DENNIS R & GERALD A NELSON	CHESAPEAKE EXPLORATION LLC	8/11/2009	1146	389	1-2009-006341	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 21 - 24 OF BLOCK 33 IN THE TOWN OF BESSIE
OK9270318-000	OK	WASHITA	CRANE, JAMES W & JAMIE A	CHESAPEAKE EXPLORATION LLC	8/11/2009	1146	727	I-2009-006467	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-18 BLOCK 31 TOWN OF BESSIE
OK9270319-000	OK	WASHITA	SLIGER, KENNETH C & C AVINELLE REV TR	CHESAPEAKE EXPLORATION LLC	8/11/2009	1146	729	I-2009-006468	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 7-12 BLOCK 32 IN TOWN OF BESSIE
OK9270320-000	OK	WASHITA	PTAK JR, LEON & MARY LOUISE	CHESAPEAKE EXPLORATION LLC	8/13/2009	1146	733	I-2009-006470	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24 OF BLOCK 64 IN TOWN OF BESSIE
OK9270321-000	OK	WASHITA	REAM, MAREETA	CHESAPEAKE EXPLORATION LLC	8/19/2009	1146	731	I-2009-006469	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-12, 16-24 BLOCK 63 TOWN OF BESSIE
OK9270322-000	OK	WASHITA	SORTER, MARGARET MARIE	CHESAPEAKE EXPLORATION LLC	8/13/2009	1146	723	I-2009-006465	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-16 OF BLOCK 30 IN TOWN OF BESSIE
OK9270323-000	OK	WASHITA	CARTER, MARK MONTEL	CHESAPEAKE EXPLORATION LLC	8/13/2009	1146	725	I-2009-006466	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13 -16 BLOCK 30 OF TOWN OF BESSIE
OK9270324-001	OK	WASHITA	FLECK, JANET	CHESAPEAKE EXPLORATION LLC	8/19/2009	1147	785	I-2009-006860	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 7-11 & 13-24 OF BLOCK 12 IN THE TOWN OF BESSIE
OK9270325-001	OK	WASHITA	ALLEN, OPAL LOIS	CHESAPEAKE EXPLORATION LLC	8/19/2009	1147	787	I-2009-006861	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-16 OF BLOCK 30 IN TOWN OF BESSIE
OK9270325-002	OK	WASHITA	MCCULLER, JACKIE LEE	CHESAPEAKE EXPLORATION LLC	10/26/2009	1152	667	I-2009-008379	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 13 - 16 OF BLOCK 30 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270325-003	OK	WASHITA	DUDGEON, MORRIS LANE & RHONDA	CHESAPEAKE EXPLORATION LLC	10/26/2009	1152	669	I-2009-008380	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34 : LOTS 13 - 16 OF BLOCK 30 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270325-004	OK	WASHITA	CARTER, DONNA LYN	CHESAPEAKE EXPLORATION LLC	11/17/2009	1156	856	I-2009-009803	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 13-16 OF BLOCK 30 IN TOWN OF BESSIE
OK9270326-000	OK	WASHITA	KOCH, TAMMIE FRAZIER	CHESAPEAKE EXPLORATION LLC	8/13/2009	1147	783	I-2009-006859	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 7-12 OF BLOCK 64 IN TOWN OF BESSIE
OK9270327-001	OK	WASHITA	INGRAM, CHARLA L, FORMERLY PENNER & CHRIS	CHESAPEAKE EXPLORATION LLC	7/29/2009	1145	974	I-2009-006162	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 15 THRU 22 OF BLOCK 41, LOTS 1 THRU 6 OF BLOCK 53 OF TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO
OK9270328-001	OK	WASHITA	BOSE, SHARON & ADOLPH ELIZONDO	CHESAPEAKE EXPLORATION LLC	7/29/2009	1145	976	I-2009-006163	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOT 13-24 OF BLOCK 65, OF THE TOWN OF BESSIE, ACCORDING TO THE PLAT RECORDED THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO

OK9270329-001	OK	WASHITA	BOSE, SHARON	CHESAPEAKE EXPLORATION LLC	7/29/2009	1145	978	I-2009-006164	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 10-12 OF BLOCK 57 & LOTS 1-9 & 16-24 OF BLOCK 66, OF THE TOWN OF BESSIE, ACCORDING TO THE PLAT RECORDED THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS & APPURTENANCES ADJACENT THERETO

OK9270330-001	OK	WASHITA	SPERLE, PATRICIA & J C	CHESAPEAKE EXPLORATION LLC	7/29/2009	1145	971	I-2009-006161	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: BLOCK 4, LOTS 1-5 & 7-24 OF BLOCK 5, BLOCKS 6-8, LOTS 1-21, 23 & 24 OF BLOCK 9, LOTS 6-19 OF BLOCK 10, LOTS 1-18 & 20-24 OF BLOCK 11, BLOCKS 18 & 19, LOTS 1-9, 11-17 & 19-24 OF BLOCK 20, BLOCKS 21-23, LOTS 1-21 OF BLOCK 24, BLOCK 25, LOT 6 OF BLOCK 5, LOT 22 OF BLOCK 9, LOT 19 OF BLOCK 11, LOTS 10 & 18 OF BLOCK 20 & LOTS 5, 6 & 9 OF BLOCK 51, LOTS 1-5 & 20-24 OF BLOCK 10 IN TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270331-000	OK	WASHITA	TOWN OF BESSIE, OKLAHOMA	CHESAPEAKE EXPLORATION LLC	9/8/2009	1147	780	I-2009-006858	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 16-24, BLOCK 26, E 50’ OF LOTS 11 & 12, BLOCK 40, LOTS 7-9, BLOCK 41 & LOTS 2-4, BLOCK 45 & BLOCK 86-89
OK9270332-002	OK	WASHITA	KOEHN, PAMELA	CHESAPEAKE EXPLORATION LLC	10/28/2009	1153	335	I-2009-008599	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24 OF BLOCK 48 IN TOWN OF BESSIE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270332-003	OK	WASHITA	HENDRICKS, PAULA	CHESAPEAKE EXPLORATION LLC	9/17/2009	1153	333	I-2009-008598	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 19-24 OF BLOCK 48 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPPURTENANCES ADJACENT THERETO

OK9270333-000	OK	WASHITA	STEPHENSON, RAY	CHESAPEAKE EXPLORATION LLC	9/14/2009	1148	178	I-2009-007023	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 10 - 18 OF BLOCK 50, LOTS 13 - 16 OF BLOCK 51
OK9270344-000	OK	WASHITA	STEPHENSON, ROBERT & DIANE	CHESAPEAKE EXPLORATION LLC	9/4/2009	1148	359	I-2009-007090	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 3 - 12 OF BLOCK 54
OK9270345-001	OK	WASHITA	SPERLE, PATRICIA & J C	CHESAPEAKE EXPLORATION LLC	9/9/2009	1147	594	I-2009-006769	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 10 THRU 18 OF BLOCK 45 IN TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS AND APPURTENANCES ADJACENT THERETO
OK9270346-000	OK	WASHITA	PTAK, MIKE	CHESAPEAKE EXPLORATION LLC	8/13/2009	1146	76	I-2009-006224	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 6, 7, 8, 9, 10, 11, 12 OF BLOCK 65 IN TOWN OF BESSIE, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, THERETO AND APPURTENANCES ADJACENT THERETO
OK9270347-000	OK	WASHITA	GOERINGER, CONNIE & JEAN	CHESAPEAKE EXPLORATION LLC	9/14/2009	1148	763	I-2009-007217	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOT 12 OF BLOCK 12 AND A TRACT OF LAND COMMENCING AT THE SE/C OF LOT 12 OF BLOCK 12, THENCE WEST 130’. THENCE SOUTH 70’ TO THE NW/C OF LOT 1 BLOCK 17, THENCE EAST 130’, THENCE NORTH 70’ TO POB.

OK9270348-001	OK	WASHITA	KRAUSE, DAN	CHESAPEAKE EXPLORATION LLC	9/14/2009	1150	205	I-2009-007691	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 13-15 AND LOTS 22-24 OF BLOCK 65 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270349-000	OK	WASHITA	STEIGMAN, MICHAEL L & CHRISTYE A	CHESAPEAKE EXPLORATION LLC	9/14/2009	1149	371	I-2009-007400	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: SOUTH 110 FEET OF LOTS 1-6 AND ALL OF LOTS 19-24 OF BLOCK 62 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270351-001	OK	WASHITA	BOSE, MARK E, A/K/A MARK BOSE	CHESAPEAKE EXPLORATION LLC	9/14/2009	1150	9	I-2009-007628	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 13-18 OF BLOCK 40 AND LOTS 16-21 OF BLOCK 65 AND LOTS 10-12 OF BLOCK 57 AND LOTS 1-9 AND 16-24 OF BLOCK 66, IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS AND APPURTENANCES ADJACENT THERETO

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270354-000	OK	WASHITA	JERNIGAN JR, DAVID P & PATSY A	CHESAPEAKE EXPLORATION LLC	9/14/2009	1151	796	I-2009-008198	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 13 AND 14 OF BLOCK 41 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270355-000	OK	WASHITA	MINTZ, DOROTHY V, LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	9/15/2009	1151	792	I-2009-008196	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOTS 1 - 6 OF BLOCK 64 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS. ROADS, ALLEYWAYS AND APPURTENANCES ADJACENT THERETO

OK9270357-001	OK	WASHITA	NONAST, MYRLEE BLEVENS	CHESAPEAKE EXPLORATION LLC	9/17/2009	1151	794	I-2009-008197	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: LOT 20 - 24 OF BLOCK 57 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270359-000	OK	WASHITA	BURLINGTON RESOURCES OIL & GAS COMPANY, LP	CHESAPEAKE EXPLORATION LLC	10/16/2009	1158	616	I-2010-000422 (CORRECTION LSE)	011N	017W	0034

TOWNSHIP 11 NORTH - RANGE 17 WEST

SECTION 34: PART NE/4, BEGIN ON POINT S LINE NE/4, 660’ E OF CENTER SECTION; N 2I°24'E, 550’; N 620°E, 910’; THENCE N 39°48'W, 465’; THENCE DUE N 870’ TO A POINT ON N LINE OF SECTION 34; THENCE W 513’ TO SLSFRY.CO. W ROW LINE; S ALONG ROW 2640’ TO S LINE OF NE/4; E 505.5’ TO POB, BEGIN AT A POINT ON N LINE OF SECTION 34 THAT IS 47' E OF THE N/2 & S/2 SECTION LINE, THENCE W 300', THENCE S 2640', THENCE W 630', THENCE S 1540', THENCE E 875 ' TO THE CENTERLINE OF SECTION 34, THENCE N 1540' TO CENTER OF SECTION 34, THENCE E 55' TO THE W LINE OF ROW, THENCE N ALONG SAID ROW 2640' TO THE POB

SURFACE TO 17,475'

OK9270360-000	OK	WASHITA	PINION, JEREMY	CHESAPEAKE EXPLORATION LLC	10/13/2009	1152	671	I-2009-008381	011N	017W	0034

TOWNSHIP 11 NORTH – RANGE 17 WEST

SECTION 34: LOTS 10 - 15 OF BLOCK 66 IN THE TOWN OF BESSIE, ACCORDING TO THE RECORDED PLAT THEREOF, INCLUDING ALL STREETS, ROADS, ALLEYWAYS, AND APPURTENANCES ADJACENT THERETO

OK9270364-001	OK	WASHITA	JONES, WILLIAM ROY & BETTY LOU REV TR	CHESAPEAKE EXPLORATION LLC	8/3/2009	1151	440	I-2009-008078	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: ALL OF BLOCKS 70-73 & 82-85, OF THE TOWN OF BESSIE
OK9270365-001	OK	WASHITA	TAYLOR, DIANNA LEE	CHESAPEAKE EXPLORATION LLC	12/11/2009	1156	765	I-2009-009764	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 19-24 OF BLOCK 30 IN TOWN OF BESSIE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270366-000	OK	WASHITA	ARMSTRONG, LYDIA R	CHESAPEAKE EXPLORATION LLC	11/24/2009	1156	395	I-2009-009662	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: LOTS 1-5 OF BLOCK 38 IN TOWN OF BESSIE
OK9270778-001	OK	WASHITA	OCC #572014/CD #200903178	COI-CELLC	12/7/2009	1205	26	1-2011-004912	011N	017W	0034	TOWNSHIP 11 NORTH - RANGE 17 WEST SECTION 34: ALL TONKAWA, MISSOURIAN GRANITE WASH & DES MOINES GRANITE WASH SEPARATE COMMON SOURCE OF SUPPLY
OK3530003-001	OK	WASHITA	IZOD, SARA B A/ K/A SARAH	CHESAPEAKE EXPLORATION LP	6/23/2006	1042	951	I-2006-006314	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-002	OK	WASHITA	URI, NIKKI, A/K/ A NIKKI A URI	CHESAPEAKE EXPLORATION LP	8/3/2006	1047	510	I-2006-008109	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-003	OK	WASHITA	MCLAUGHLIN, LONNIE	CHESAPEAKE EXPLORATION LP	6/13/2006	1042	507	I-2006-006186	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-004	OK	WASHITA	KELLSTROM, CHRISTINE	CHESAPEAKE EXPLORATION LP	6/16/2006	1043	307	I-2006-006449	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-006	OK	WASHITA	KENNEDY, JAN YEATMAN	CHESAPEAKE EXPLORATION LP	6/28/2007	1077	524	I-2007-007636	011N	018W	0001	TOWNSHIP 11 NORTH - 18 WEST SECTION 1: LOT 4 (A/D/A NW/4 NW/4)
OK3530003-007	OK	WASHITA	KENNEDY III, A DUTTON	CHESAPEAKE EXPLORATION LLC	7/23/2007	1078	551	I-2007-007980	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4 (A/D/A NW/4 NW/4)
OK3530003-009	OK	WASHITA	STRATTON JR, JESSE G TRUST	CROW CREEK ENERGY, LLC	12/27/2005	1026	421	I-2006-000239	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-010	OK	WASHITA	BOWLING, NITA M & HENRY	CROW CREEK ENERGY, LLC	12/30/2005	1027	6	I-2006-000501	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-011	OK	WASHITA	POTTS, BILLY JOE & BONNIE	CROW CREEK ENERGY, LLC	12/30/2005	1027	4	I-2006-000500	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-012	OK	WASHITA	MCLAUGHLIN, JAMES & CLAUDEEN	CROW CREEK ENERGY, LLC	1/23/2006	1028	243	I-2006-000921	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-013	OK	WASHITA	CIHOUSKI, NORA BELLE & J J	CROW CREEK ENERGY, LLC	12/29/2005	1028	237	I-2006-000918	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-014	OK	WASHITA	MARILYN KENNEDY GLADDEN INTERESTS, LLC	CROW CREEK ENERGY, LLC	1/6/2006	1028	245	I-2006-000922	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-015	OK	WASHITA	HERRICK TRUST ESTATE	CROW CREEK ENERGY, LLC	12/27/2005	1028	241	I-2006-000920	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-016	OK	WASHITA	NARRAMORE, VIRGINIA LOIS TRUST	CROW CREEK ENERGY, LLC	1/12/2006	1027	325	I-2006-000614	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-017	OK	WASHITA	HERRICK, ELWOOD E IREV TR	CROW CREEK ENERGY, LLC	12/27/2005	1028	239	I-2006-000919	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-018	OK	WASHITA	WEIMER, LTD, AN OKLAHOMA LP	CROW CREEK ENERGY, LLC	1/16/2006	1029	534	I-2006-001329	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-019	OK	WASHITA	MCDOWELL, CANDACE S REV TR	CROW CREEK ENERGY, LLC	1/1/2006	1027	316	I-2006-000610	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-020	OK	WASHITA	MCCOY, ARTIE FAYE & MARSHALL EVARD, JR	CROW CREEK ENERGY, LLC	1/4/2006	1027	323	I-2006-000613	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-021	OK	WASHITA	SALLY KENNEDY RICHARDSON OIL CO, LLC	CROW CREEK ENERGY, LLC	1/6/2006	1027	321	I-2006-000612	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4
OK3530003-022	OK	WASHITA	SAWATZKY, NORA GRACE & GEORGIA ANN DUNBAR	CHESAPEAKE EXPLORATION LLC	10/23/2006	1102	281	I-2008-002738	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3530251-000	OK	WASHITA	BLM - OK NM 118164	CHESAPEAKE EXPLORATION LP	5/24/2007	1072	434	I-2007-005806	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: SW/4 SW/4
OK5080837-006	OK	WASHITA	SHAKESPEARE, DOUGLAS ERIC	CHESAPEAKE EXPLORATION LLC	10/26/2007	1092	942	I-2007-013041	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-001	OK	WASHITA	LANGKEIT, RUTH HELEN & ORVILLE	CHESAPEAKE EXPLORATION LP	1/18/2006	1029	642	I-2006-001375	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-002	OK	WASHITA	MCGOFFIN, KATHERINE A	CHESAPEAKE EXPLORATION LP	2/13/2006	1032	779	I-2006-002454	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3 (ADA NW/4 NE/4, NE/4 NW/4), SW/4 NE/4 AND NW/4 SE/4
OK5129377-003	OK	WASHITA	ENGEN, NET Y	CHESAPEAKE EXPLORATION LP	3/16/2006	1035	755	I-2006-003613	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-004	OK	WASHITA	WEATHERTON, BRUCE K	CHESAPEAKE EXPLORATION LP	3/16/2006	1035	757	I-2006-003614	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-005	OK	WASHITA	WEATHERTON, CHARLES W	CHESAPEAKE EXPLORATION LP	3/16/2006	1035	746	I-2206-003609	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-006	OK	WASHITA	SIGHTS, LEE ANN	CHESAPEAKE EXPLORATION LP	4/17/2006	1037	877	I-2006-004441	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-007	OK	WASHITA	SIGHTS, CLAY, HEIR OF OLIE LEE SIGHTS	CHESAPEAKE EXPLORATION LP	4/17/2006	1037	552	I-2006-004320	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-008	OK	WASHITA	SIGHTS, CLINT O	CHESAPEAKE EXPLORATION LP	4/17/2006	1037	555	I-2006-004321	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-009	OK	WASHITA	SIGHTS, KURT	CHESAPEAKE EXPLORATION LP	4/17/2006	1039	297	I-2006-005012	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-013	OK	WASHITA	MURPHY, PATRICK	CHESAPEAKE EXPLORATION LP	7/20/2006	1049	160	I-2006-008717	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-014	OK	WASHITA	KELLEY, CLAUDINE	CHESAPEAKE EXPLORATION LP	7/20/2006	1049	158	I-2006-008716	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-015	OK	WASHITA	SHAKESPEARE, AVON	CHESAPEAKE EXPLORATION LP	8/3/2006	1078	553	I-2007-007981	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOTS 2, 3, SW/4 NE/4, NW/4 SE/4
OK5129377-017	OK	WASHITA	BURTON, MARJORIE HARVEY	CROW CREEK ENERGY, LLC	12/21/2005	1026	227	I-2006-000153	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 2,3, SW/4 NE/4, NW/4 SE/4
OK5129377-018	OK	WASHITA	WALKER, CURTIS & JUDY	CROW CREEK ENERGY, LLC	1/25/2006	1028	250	I-2006-000924	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 2,3, S/2 NW/4, N/2 SW/4, SW/4 SW/4, SW/4 NE/4, NW/4 SE/4
OK5129377-019	OK	WASHITA	WALKER, LORETTA 2001 REV LIV TR	CROW CREEK ENERGY, LLC	1/25/2006	1028	247	I-2006-000923	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 2,3, S/2 NW/4, N/2 SW/4, SW/4 SW/4, SW/4 NE/4, NW/4 SE/4
OK5129377-020	OK	WASHITA	DUPREE, MARVA JEAN & DARRELL	CROW CREEK ENERGY, LLC	1/25/2006	1028	253	I-2006-000925	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 2,3, S/2 NW/4, N/2 SW/4, SW/4 SW/4, SW/4 NE/4, NW/4 SE/4359.60 ACRES, MOL; WASHITA COUNTY, OK

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129381-001	OK	WASHITA	BOESE 1990 JOINT REV TRUST, DTD 8/17/90	CHESAPEAKE EXPLORATION LP	2/3/2006	1031	93	I-2006-001827	011N	018W	0001

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 1: SW/4 SE/4 AND SE/4 SW/4 LESS 1 ACRE DESCRIBED AS “BEGINNING AT THE SE/4 RUNNING THENCE NORTH 12 3/4THS RODS; THENCE WEST 12 3/4THS RODS; THENCE SOUTH 12 3/4THS RODS; THENCE EAST 12 3/4THS RODS TO PLACE OF BEGINNING CONTAINING 1 ACRE”

OK5129381-002	OK	WASHITA	OCC #547108/CD #200705091	CHESAPEAKE EXPLORATION LLC	11/29/2007				011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: ALL LTD TO VIRGILIAN, MISSOURIAN, GRANITE WASH & DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY
OK5129381-003	OK	WASHITA	BOESE, LEE ROY	CHESAPEAKE EXPLORATION LP	2/3/2006	1031	106	I-2006-001832	011N	018W	0001

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 1: SW/4 SE/4 AND SE/4 SW/4 LESS 1 ACREDESCRIBED AS “BEGINNING AT THE SE/4 RUNNING THENCE NORTH 12 3/4TH RODS; THENCE WEST 12 3/4THS RODS; THENCE SOUTH 12 3/4THS RODS; THENCE EAST 12 3/4THS RODS TO PLACE OF BEGINNING CONTAINING 1 ACRE”

OK9270051-001	OK	WASHITA	PEC MINERALS, LP	CHESAPEAKE EXPLORATION LLC	11/29/2007	1097	309	I-2008-001149	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: SE/4 NE/4, E/2 SE/4, LOT 1 (AKA NE/4 NE/4)
OK9270051-002	OK	WASHITA	SALISBURY, KRISTIN JOI INCOME TR	CROW CREEK ENERGY, LLC	1/17/2006	1029	991	I-2006-001484	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 1, SE/4 NE/4, E/2 SE/4
OK9270051-003	OK	WASHITA	SALISBURY, HAROLD WAYNE INCOME TR	CROW CREEK ENERGY, LLC	1/17/2006	1029	989	I-2006-001483	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 1, SE/4 NE/4, E/2 SE/4
OK9270051-004	OK	WASHITA	SALISBURY, JOI D & WAYNE	CROW CREEK ENERGY, LLC	1/27/2006	1029	987	I-2006-001482	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: LOT 1, SE/4 NE/4, E/2 SE/4
OK9270100-000	OK	WASHITA	PEACE AMERICAN LUTHERAN CHURCH OF BESSIE	CROW CREEK ENERGY, LLC	1/6/2006	1027	319	I-2006-000611	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 1: SW/4 SE/4, AS MORE FULLY DESCRIBED IN SAID LEASE
OK9270389-001	OK	WASHITA	CLOUD, PAULETTA JO	WARD PETROLEUM CORPORATION	7/25/2005	1017	256	I-2005-005721	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 1: LOT1 (A/D/A NE/4 NE/4), LOT 2 (A/D/A NW/4 NE/4) & S/2 NE/4
OK9270389-002	OK	WASHITA	PAGE, GARY GEORGE	WARD PETROLEUM CORPORATION	7/25/2005	1017	258	I-2005-005722	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 1: LOT1 (A/D/A NE/4 NE/4), LOT 2 (A/D/A NW/4 NE/4) & S/2 NE/4
OK9270389-008	OK	WASHITA	MORRISON, KENNETH	WARD PETROLEUM CORPORATION	8/1/2005	1017	708	I-2005-005880	011N	018W	0001	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 1: LOT1 (A/D/A NE/4 NE/4), LOT 2 (A/D/A NW/4 NE/4) & S/2 NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270391-002	OK	WASHITA	HOWELL, LINDA K	WARD PETROLEUM CORPORATION	8/29/2005	1020	269	I-2005-006902	011N	018W	0001

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 1: A TRACT IN THE SW/4, DESCRIBED AS BEGINNING AT A POINT ON S BOUNDARY LINE OF SAID SW/4 OF SAID SECTION, A DISTANCE OF 830’ EAST OF SW/C OF SW/4; THENCE E 1742’; THENCE N 56°35’E 80’; THENCE N 2010’ TO S BOUNDARY LINEOF ROW OF CR&IP RW, FMRLY CHOCTAW, OK & GULF RR CO; THENCE S 56° 35’ W 335.2’ ALONG SAID S BOUNDARY LINE OF SAID ROW; THENCE S 157.5’ ALONG SAID ROW; THENCE S 56° 32’ W 1282’ ALONG SAID ROW; THENCE 202.5’; THENCE W 380’; THENCE S 300’; THENCE E 380’; S 420’THENCE W 380’; THENCE S 340’ TO POB, CONTAINING 61.34 AC MOL

OK3530266-000	OK	WASHITA	MC MINERAL COMPANY, LLC	CHESAPEAKE EXPLORATION LLC	7/26/2007	1077	242	I-2007-007547	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3, 4 (A/K/A N/2 NW/4)
OK5128673-001	OK	WASHITA	ANDERSON, GLENNA	CHESAPEAKE EXPLORATION LP	10/20/2004	999	1019	I-2004-008794	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-002	OK	WASHITA	MCATEE, GORDON	CHESAPEAKE EXPLORATION LP	10/20/2004	999	1021	I-2004-008795	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-003	OK	WASHITA	MCATEE, FRANKLIN	CHESAPEAKE EXPLORATION LP	10/20/2004	999	996	I-2004-008784	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-004	OK	WASHITA	MCATEE, MARK	CHESAPEAKE EXPLORATION LP	10/20/2004	999	991	I-2004-008782	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-005	OK	WASHITA	FRIESEN, JOHN RANDALL	CHESAPEAKE EXPLORATION LP	10/27/2004	999	974	I-2004-008773	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-006	OK	WASHITA	PYRON, GAY NELL	CHESAPEAKE EXPLORATION LP	10/20/2004	999	972	I-2004-008772	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-007	OK	WASHITA	FRIESEN, MICHAEL DUANE	CHESAPEAKE EXPLORATION LP	10/27/2004	1000	43	I-2004-008817	011N	018W	0002	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-008	OK	WASHITA	MORROW, CAROLYN	CHESAPEAKE EXPLORATION LP	10/29/2004	1002	122	I-2005-000130	011N	018W	0002	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-009	OK	WASHITA	FRIESEN, RICHARD LLOYD & VIRGINIA	CHESAPEAKE EXPLORATION LP	10/27/2004	1002	131	I-2005-000135	011N	018W	0002	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-010	OK	WASHITA	MCATEE, MARILYN	CHESAPEAKE EXPLORATION LP	10/29/2004	1002	104	I-2005-000123	011N	018W	0002	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-011	OK	WASHITA	WALKER, ANITA GAYLE	CHESAPEAKE EXPLORATION LP	10/27/2004	1002	117	I-2005-000128	011N	018W	0002	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 2: S/2 NW/4
OK5128673-012	OK	WASHITA	MCCOY, ARTIE FAYE A/K/A ARTIE MCCOY	CHESAPEAKE EXPLORATION LP	4/5/2006	1036	680	I-2006-003987	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5128673-013	OK	WASHITA	JOHNSON, JIMMIE L	CHESAPEAKE EXPLORATION LP	6/30/2006	1044	816	I-2006-7056	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: S/2 NW/4 LTD TO 16731'
OK5128673-014	OK	WASHITA	KENNEDY III, A DUTTON	CHESAPEAKE EXPLORATION LLC	8/21/2007	1082	144	I-2007-009279	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1 & 2 & S/2 NE/4, A/D/A NE/4
OK5129408-001	OK	WASHITA	WEIMER, LTD AN OK LIMITED PARTNERSHIP	CHESAPEAKE EXPLORATION LP	3/16/2006	1036	286	I-2006-003841	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-002	OK	WASHITA	MCLAUGHLIN, EDDIE R	CHESAPEAKE EXPLORATION LP	4/5/2006	1036	701	I-2006-003996	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129408-003	OK	WASHITA	MCLAUGHLIN, JAMES & CLAUDEEN	CHESAPEAKE EXPLORATION LP	3/28/2006	1036	288	I-2006-003842	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-004	OK	WASHITA	CLARK, JIMMY DELMAR	CHESAPEAKE EXPLORATION LP	4/21/2006	1038	219	I-2006-004589	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-005	OK	WASHITA	POTTS, BILLY J	CHESAPEAKE EXPLORATION LP	4/5/2006	1040	220	I-2006-005368	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-006	OK	WASHITA	CIHOUSKI, NORA BELLE	CHESAPEAKE EXPLORATION LP	6/13/2006	1042	955	I-2006-006316	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-007	OK	WASHITA	IZOD, SARA B A/K/A SARAH	CHESAPEAKE EXPLORATION LP	6/23/2006	1042	953	I-2006-006315	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 ADA NE/4
OK5129408-008	OK	WASHITA	NARRAMORE, VIRGINIA LOIS TRUST	CHESAPEAKE EXPLORATION LP	6/16/2006	1044	551	I-2006-006936	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-009	OK	WASHITA	MARILYN KENNEDY GLADDEN INTERESTS, LLC	CHESAPEAKE EXPLORATION LP	5/22/2006	1045	78	I-2006-007159	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4 LTD TO 16731'
OK5129408-010	OK	WASHITA	STRATTON JR, JESSE G TRUST	CHESAPEAKE EXPLORATION LP	7/12/2006	1051	220	I-2006-009483	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4, E/2 SE/4 LTD TO 16,731'
OK5129408-011	OK	WASHITA	URI, NIKKI, A/ K/A NIKKI A URI	CHESAPEAKE EXPLORATION LP	8/3/2006	1047	516	I-2006-008112	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1 & 2 & S/2 NE/4 A/D/A NE/4
OK5129408-012	OK	WASHITA	GOLDMAN, VIRGINIA B	CHESAPEAKE EXPLORATION LP	8/25/2006	1055	435	I-2006-011092	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129408-013	OK	WASHITA	SALLY KENNEDY RICHARDSON OIL L.L.C.	CHESAPEAKE EXPLORATION LP	4/6/2006	1036	741	I-2006-004012	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-014	OK	WASHITA	SHELTON, DARRELL LEE	CHESAPEAKE EXPLORATION LP	8/14/2006	1049	166	I-2006-008719	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129408-015	OK	WASHITA	MCLAUGHLIN, LONNIE	CHESAPEAKE EXPLORATION LP	6/13/2006	1042	505	I-2006-006185	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOT 1, LOT 2, S/2 NE/4 A/D/A NE/4
OK5129408-016	OK	WASHITA	MCDOWELL, CANDACE S REVOCABLE TRUST DTD 09/14/1990	CHESAPEAKE EXPLORATION LP	8/11/2006	1051	225	I-2006-009485	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOT 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-017	OK	WASHITA	BOWLING, NITA M	CHESAPEAKE EXPLORATION LP	4/5/2006	1036	687	I-2006-003990	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-018	OK	WASHITA	KELLSTROM, CHRISTINE	CHESAPEAKE EXPLORATION LP	6/16/2006	1043	305	I-2006-006448	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5129408-019	OK	WASHITA	APODACA, ROBERT E & SUSAN E	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	228	I-2006-010271	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4 LTD TO 16,731'
OK5129408-020	OK	WASHITA	SHELTON, ROGER DEAN	CHESAPEAKE EXPLORATION LP	8/14/2006	1052	691	I-2006-010064	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129408-021	OK	WASHITA	MOORE, EDDIE L TRUST DTD 08/17/1987	CHESAPEAKE EXPLORATION LP	6/18/2007	1073	928	I-2007-006285	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129408-022	OK	WASHITA	HAMM, FLOYD & FRANK RILEY	CHESAPEAKE EXPLORATION LP	6/13/2007	1073	931	I-2007-006286	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129454-001	OK	WASHITA	DEW, EUGENE LESLIE & JANICE I	CHESAPEAKE EXPLORATION LP	3/15/2006	1034	570	I-2006-003178	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4 A/D/A N/2 NW/4
OK5129454-002	OK	WASHITA	DEW, CLARENCE CECIL	CHESAPEAKE EXPLORATION LP	3/20/2006	1034	572	I-2006-003179	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4 A/D/A N/2 NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129454-003	OK	WASHITA	DEW, CECIL JAMES	CHESAPEAKE EXPLORATION LP	3/20/2006	1034	1039	1-2006-003371	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4, A/D/A N/2 NW/4
OK5129454-004	OK	WASHITA	KERLEY, OLETA GRACE	CHESAPEAKE EXPLORATION LP	3/20/2006	1034	568	I-2006-003177	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 &4 A/D/A N/2 NW/4
OK5129454-005	OK	WASHITA	SCHONES, CECILIA JANE	CHESAPEAKE EXPLORATION LP	3/20/2006	1034	1041	1-2006-003372	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4, A/D/A N/2 NW/4
OK5129454-006	OK	WASHITA	DEW, BOBBY RAY	CHESAPEAKE EXPLORATION LP	3/23/2006	1035	748	I-2006-003610	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4
OK5129454-007	OK	WASHITA	FEIL, LINDA RUTH	CHESAPEAKE EXPLORATION LP	3/20/2006	1036	682	I-2006-003988	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3, 4 A/D/A N/2 NW/4
OK5129454-008	OK	WASHITA	EGGLESTON, JERRY	CHESAPEAKE EXPLORATION LP	6/14/2006	1042	501	I-2006-006183	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOT 3, LOT 4, A/D/A N/2 NW/4
OK5129454-009	OK	WASHITA	R H VENABLE PROPERTIES LTD	CHESAPEAKE EXPLORATION LP	4/18/2007	1072	826	I-2007-005963	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3,4
OK5129454-010	OK	WASHITA	RANDOW LIVING TRUST DATED 11/22/1995	CHESAPEAKE EXPLORATION LP	6/25/2007	1078	365	I-2007-007924	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4, A/D/A N/2 NW/4
OK5129454-011	OK	WASHITA	VENABLE ROYALTY, LTD	CHESAPEAKE EXPLORATION LP	4/18/2007	1072	707	I-2007-005918	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: LOTS 3 & 4, A/D/A N/2 NW/4 LTD TO 16,731'
OK5129460-001	OK	WASHITA	SIGHTS, VELMA G AKA VELMA GEORGE SIGHTS	CHESAPEAKE EXPLORATION LP	3/10/2006	1034	12	I-2006-002963	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129460-002	OK	WASHITA	LEATHERMAN, JEFFERSON F	CHESAPEAKE EXPLORATION LP	4/5/2006	1037	183	I-2006-004212	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129460-003	OK	WASHITA	DAUM, J WILLIAM & CORINNE M LIVING TR	CHESAPEAKE EXPLORATION LP	8/25/2006	1051	214	I-2006-010063	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: E/2 SE/4
OK5129461-001	OK	WASHITA	THOMPSON, DONALD & SARA	CHESAPEAKE EXPLORATION LP	3/10/2006	1034	562	I-2006-003175	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: SW/4, W/2 SE/4
OK5129461-002	OK	WASHITA	THOMPSON, RAY & GEORGIA A	CHESAPEAKE EXPLORATION LP	3/10/2006	1034	565	I-2006-003176	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: SW/4, W/2 SE/4
OK5129461-003	OK	WASHITA	US AGBANK FCB F/K/A FARM CREDIT BANK OF WICHITA, KS	CHESAPEAKE EXPLORATION LP	8/7/2006	1047	514	I-2006-008111	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: W/2 SE/4
OK5129461-004	OK	WASHITA	US AGBANK, FCB F/K/A FARM CREDIT BANK OF WICHITA, KS	CHESAPEAKE EXPLORATION LP	8/7/2006	1047	512	I-2006-008110	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: SW/4
OK9270106-000	OK	WASHITA	OCC #543019/CD #200704118	CHESAPEAKE OPERATING INC	8/16/2007	1080	870	I-2007-008798	011N	018W	0002	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 2: ALL; LTD TO MISSOURIAN GRANITE WASH AND DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY;

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3530022-000	OK	WASHITA	BOARD OF COUNTY COMMISSIONERS, WASHITA C	CHESAPEAKE EXPLORATION LP	9/5/2006	1047	518	I-2006-008113	011N	018W	0004

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 4: BEGINNING AT A POINT 1,320 FEET WEST OF THE NORTHEAST CORNER OF SECTION 4, THE POINT OF BEGINNING; THENCE SOUTH 5,285 FEET; THENCE WEST 40 FEET; THENCE NORTH 5,285 FEET; THENCE EAST 40 FEET TO POINT OF BEGINNING.

NO WELL LOCATION OR OTHER INSTALLATIONS SHALL BE MADE UPON SAID PREMISES WHICH WOULD IN ANY WAY INTERFERE WITH THE PRESENT USE OF SAID PROPERTY BY THE BOARD OF COUNTY COMMISSIONERS OF WASHITA COUNTY AND SHALL FURTHER PROVIDE THAT SAID LAND MAY BE DEVELOPED BY UNITIZATION AND CONSOLIDATION WITH OTHER ACREAGE.

OK5128894-001	OK	WASHITA	MALEY, HELEN HUNT	CHESAPEAKE EXPLORATION LP	12/14/2004	1008	174	I-2005-002326	011N	018W	0004	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 4: LOT 1 (40.23 AC.), SE/4 NE/4, E/2 SE/4, A/K/A E/2 E/2
OK5128894-002	OK	WASHITA	MALEY, ASA R REV LIV TRUST, PATRICK COWAN, SUC TRSTEE	CHESAPEAKE EXPLORATION LP	5/23/2006	1038	328	I-2006-004628	011N	018W	0004	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 4: LOT 1, SE/4 NE/4, E/2 SE/4 LTD TO 16307'
OK5129565-001	OK	WASHITA	HARWELL, KENNETH E & JOYE M JOINT TRUST DTD 05/31/2001	CHESAPEAKE EXPLORATION LP	7/22/2004	1018	796	I-2005-006318	011N	018W	0004

TOWNSHIP 11 NORTH-RANGE 18 WEST

SECTION 4: LOT 2 (40.37 ACRES); LOT 3 (40.51 ACRES); LOT 4 (40.65 ACRES); SE/4 NW/4; SW/4 NW/4; E/2 SW/4; W/2 SW/4; SW/4 NE/4, W/2 SE/4 ADA WEST 3/4, LESS A TRACT OF LAND DESCRIBED AS BEGINNING AT A POINT 1,320 FEET WEST OF THE NE/C NE/4 TO THE POINT OF BEGINNING, THENCE SOUTH 5,285 FEET, THENCE WEST 40 FEET, THENCE NORTH 5,285 FEET, THENCE EAST 40 FEET TO THE POINT OF BEGINNING.

OK5129565-002	OK	WASHITA	COLE, DAVID L	CHESAPEAKE EXPLORATION LP	12/2/2004	1002	95	I-2005-000119	011N	018W	0004	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 4: LOTS 2 & 3 (ADA NW/4 NE/4, NE/4 NW/4), L/E E 40' OF LOT 2
OK5129565-003	OK	WASHITA	GRIFFEN, SANDRA MULLIKIN	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	941	I-2005-000772	011N	018W	0004	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 4: LOT 2 (40.37), LOT 3 (40.51), (ADA NW/4 NE/4, NE/4 NW/4), L/E E 40' OF LOT 2
OK5129565-004	OK	WASHITA	CARON, DIANE	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	1020	I-2005-000805	011N	018W	0004	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 4: LOT2 (40.37), LOT 3 (40.51) (ADA NW/4 NE/4, NE/4 NW/4) L/E E 40' OF LOT 2
OK5129565-005	OK	WASHITA	HANEY, DALENE CHRISTENSEN	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	1018	I-2005-000804	011N	018W	0004	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 4: LOT 2 (40.37), LOT 3 (40.51), (ADA NW/4 NE/4, NE/4 NW/4), L/E E 40' OF LOT 2
OK5129565-006	OK	WASHITA	EGGLESTON, JERRY D	CHESAPEAKE EXPLORATION LP	9/15/2005	1021	888	I-2005-007480	011N	018W	0004	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 4: SW/4 NE/4, SE/4 NW/4, NE/4 SW/4, NW/4 SE/4, L/E THE E 40 FT OF THE SW/4 NE/4 AND NW/4 SE/4
OK5129566-000	OK	WASHITA	HARWELL, KENNETH E & JOYE M JOINT TRUST	CHESAPEAKE EXPLORATION LP	7/22/2004	1000	31	I-2004-008813	011N	018W	0005	TOWNSHIP 11 NORTH- RANGE 18 WEST SECTION 5: ALL
OK5129567-001	OK	WASHITA	HARWELL, KENNETH E & JOYE M JT TR DTD 5/31/01	CHESAPEAKE EXPLORATION LP	7/22/2004	1000	34	I-2004-008814	011N	018W	0006	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 6: LOT 6, 7, E/2 SW/4, SE/4, (ADA S/2)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129567-002	OK	WASHITA	ST/OK - CLO CS- 24782	CHESAPEAKE EXPLORATION LP	1/28/2005	1007	823	I-2005-002170	011N	018W	0006	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 6: SE/4 SURFACE TO BASE OF DES MOINES
OK5129567-003	OK	WASHITA	ST/OK - CLO CS- 24783	CHESAPEAKE EXPLORATION LP	1/28/2005	1007	826	I-2005-002171	011N	018W	0006	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 6: E/2 SW/4; LOTS 6 & 7, AKA W/2 SW/4 SURFACE TO BASE OF DES MOINES
OK5129578-001	OK	WASHITA	TYLER, AMOS R & NAOMI, HAROLD R TYLER, AIF	CHESAPEAKE EXPLORATION LP	7/15/2004	990	472	I-2004-005369	011N	018W	0006	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 6: N/2, (ADA LOTS 1, 2, 3, 4, & 5; SE/4 NW/4, S/2 NE/4)
OK5129578-002	OK	WASHITA	RAY, CHARLES D	CHESAPEAKE EXPLORATION LP	8/18/2005	1022	688	I-2005-007810	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: LOTS 1, 2, 3, 4, 5, SE/4 NW/4, S/2 NE/4 ADA N/2
OK5129578-003	OK	WASHITA	WALTERS, SHAWN S	CHESAPEAKE EXPLORATION LP	8/16/2005	1022	718	I-2005-007820	011N	018W	0006	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 6: LOTS 1-5, SE/4 NW/4, S/2 NE/4 A/D/A N/2
OK5129578-006	OK	WASHITA	HAMM JR, FLOYD D	CHESAPEAKE EXPLORATION LP	1/25/2007	1062	637	I-2007-002164	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: LOTS 1-5, SE/4 NW/4, S/2 NE/4 A/D/A N/2
OK5129578-007	OK	WASHITA	FRAZIER, ROBERT H	CHESAPEAKE EXPLORATION LP	2/26/2007	1064	767	I-2007-002941	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: LOTS 1, 2, 3, 4 & 5, SE/4 NW/4, S/2 NE/4 A/D/A N/2
OK5129578-008	OK	WASHITA	RAY, CHARLES D	CHESAPEAKE EXPLORATION LP	1/4/2007	1058	719	I-2007-000658	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: LOTS 1, 2, 3, 4, 5, SE/4 NW/4, S/2 NE/4 A/D/A N/2
OK5129578-009	OK	WASHITA	RIALTO OIL & GAS CORPORATION	CHESAPEAKE EXPLORATION LP	4/9/2007	1073	922	I-2007-006283	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: LOTS 1, 2, 3, 4, 5, SE/4 NW/4, N/2 NE/4 A/D/A N/2
OK5129578-010	OK	WASHITA	RIALTO PRODUCTION COMPANY	CHESAPEAKE EXPLORATION LP	4/9/2007	1073	925	I-2007-006284	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: LOTS 1, 2, 3, 4, 5, SE/4 NW/4, N/2 NE/4 A/D/A N/2
OK9270057-000	OK	WASHITA	OCC #536682/CD# 200700762	CHESAPEAKE EXPLORATION LP	3/13/2007	1075	15	I-2007-006677	011N	018W	0006	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 6: ALL; LTD TO PERMIAN GRANITE WASH, UPPER TONKAWA (DOUGLAS), LOWER TONKAWA, HOXBAR AND DES MOINES COMMON SOURCE OF SUPPLY;
OK5129530-001	OK	WASHITA	HALL, CLAYTON LEON & VERNON DEAN AS JOINT TENANTS	CHESAPEAKE EXPLORATION LP	8/3/2004	990	509	I-2004-005383	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOT 3, 4, E/2 SW/4
OK5129530-002	OK	WASHITA	SNIDER, SHARON KAY & THOMAS C	CHESAPEAKE EXPLORATION LP	8/18/2004	995	534	1-2004-007161	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: NE/4, LOT 3, 4, E/2 SW/4
OK5129530-003	OK	WASHITA	SNIDER, JAMES R	CHESAPEAKE EXPLORATION LP	8/18/2004	995	689	1-2004-007222	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOT 3, 4, E/2 SW/4
OK5129530-004	OK	WASHITA	SNIDER, JAMES R	CHESAPEAKE EXPLORATION LP	8/18/2004	995	692	1-2004-007223	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOT 3, 4, E/2 SW/4
OK5129530-005	OK	WASHITA	ZIELKE, MICHAEL D	CHESAPEAKE EXPLORATION LP	8/18/2004	995	680	1-2004-007219	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOT 3, 4, E/2 SW/4
OK5129530-006	OK	WASHITA	ZIELKE, PHILLIP	CHESAPEAKE EXPLORATION LP	8/18/2004	995	686	1-2004-007221	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOT 3, 4, E/2 SW/4
OK5129530-007	OK	WASHITA	KETCHERSIDE, WANDA	CHESAPEAKE EXPLORATION LP	8/18/2004	995	567	I-2004-007178	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOT 3 & 4, E/2 SW/4
OK5129530-008	OK	WASHITA	FARGO, LAVONNE	CHESAPEAKE EXPLORATION LP	8/26/2004	995	677	1-2004-007218	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: SE/4 NE/4, SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129530-009	OK	WASHITA	SHELTON, MARTY & BECKY	CHESAPEAKE EXPLORATION LP	8/26/2004	999	877	I-2004-008731	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: SE/4
OK5129530-010	OK	WASHITA	SHELTON LAND & CATTLE COMPANY TRUST DTD 11/24/91	CHESAPEAKE EXPLORATION LP	8/26/2004	999	868	I-2004-008728	011N	018W	0007	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 7: LOTS 3, 4, E/2 SW/4, (ADA SW/4)
OK5129530-011	OK	WASHITA	SNIDER, MODELL	CHESAPEAKE EXPLORATION LP	8/18/2004	995	573	I-2004-007180	011N	018W	0007	TOWNSHIP 11 NORTH, RANGE 18 WEST, SECTION 7: LOTS 3 AND 4, AND THE E/2 SW/4
OK5129530-012	OK	WASHITA	SNIDER, PHILLIP	CHESAPEAKE EXPLORATION LP	8/18/2004	995	591	I-2004-007187	011N	018W	0007	TOWNSHIP 11 NORTH, RANGE 18 WEST, SECTION 7: LOTS 3 AND 4, AND THE E/2 SW/4
OK5129530-013	OK	WASHITA	SNIDER, THOMAS C	CHESAPEAKE EXPLORATION LP	8/18/2004	995	570	I-2004-007179	011N	018W	0007	TOWNSHIP 11 NORTH, RANGE 18 WEST, SECTION 7: LOT 3, 4, E/2 SW/4
OK5129530-014	OK	WASHITA	GRUBER, ROSE	CHESAPEAKE EXPLORATION LP	1/10/2005	1005	743	1-2005-001450	011N	018W	0007	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-015	OK	WASHITA	RINGENBERG, GLEN S/P/ A GLENN RINGENBERG	CHESAPEAKE EXPLORATION LP	11/14/2006	1058	482	I-2007-000570	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-016	OK	WASHITA	RINGENBERG, MYRA	CHESAPEAKE EXPLORATION LP	11/14/2006	1058	717	I-2007-000657	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-017	OK	WASHITA	COX, ELAINE RINGENBERG	CHESAPEAKE EXPLORATION LP	11/14/2006	1058	715	I-2007-000656	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-018	OK	WASHITA	WISSMANN, DARREL	CHESAPEAKE EXPLORATION LP	12/14/2006	1059	344	I-2007-000916	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-019	OK	WASHITA	HANEY, VERA	CHESAPEAKE EXPLORATION LP	11/21/2006	1061	121	I-2007-001621	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-020	OK	WASHITA	RINGENBERG, ARNOLD	CHESAPEAKE EXPLORATION LP	4/9/2007	1072	829	I-2007-005964	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-021	OK	WASHITA	WALKER, NORMA	CHESAPEAKE EXPLORATION LP	4/9/2007	1070	770	I-2007-005227	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-022	OK	WASHITA	WISSMANN, ALLEN F	CHESAPEAKE EXPLORATION LP	12/14/2006	1061	128	I-2007-001624	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-023	OK	WASHITA	GENNRICH, EMMA JEANNE	CHESAPEAKE EXPLORATION LP	12/14/2006	1061	126	I-2007-001623	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4 & SW/4 NE/4
OK5129530-024	OK	WASHITA	WISSMANN, ERVIN EUGENE	CHESAPEAKE EXPLORATION LP	12/14/2006	1061	135	I-2007-001627	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-025	OK	WASHITA	WISSMANN, GARY L	CHESAPEAKE EXPLORATION LP	12/14/2006	1061	133	I-2007-001626	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4, SW/4 NE/4
OK5129530-029	OK	WASHITA	FARGO, LAVONNE A/K/ A ELVA LAVONNE FARGO	CHESAPEAKE EXPLORATION LLC	11/27/2009	1194	322	I-2011-001230 (CORRECTION LSE)	011N	018W	0007

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 7: SE/4 NE/4, THE INTENT IS TO CORRECT SCRIVENER'S ERROR TO TR GR AC DESCRIPTION CONTAINED IN THAT CERTAIN O&G LSE FILED AT BK 1183, PG 533 WHICH COVERS ALL RIGHTS BLW S.E. OF DES MOINES FM, L/E ALL EXISTING WELL BORES

OK9270112-000	OK	WASHITA	OCC # 536681/CD #200700760	CHESAPEAKE OPERATING, INC.	3/13/2007				011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: ALL; LTD TO BROWN DOLOMITE, PERMIAN GRANITE WASH, UPPER TONKAWA (DOUGLAS), LOWER TONKAWA, HOXBAR & DES MOINES COMMON SOURCE OF SUPPLY;
OK9270387-001	OK	WASHITA	REED, CECIL & BARBARA	WARD PETROLEUM CORPORATION	5/10/2004	1048	985	I-2006-008632	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1 & 2 & E/2 NW/4 (A/D/A NW/4)
OK9270387-002	OK	WASHITA	STOCKTON, MADONNA R, NOW STEPHENS & HAROLD STEPHENS	WARD PETROLEUM CORPORATION	5/10/2004	1048	986	I-2006-008633	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1,2, E/2 NW/4 (A/D/A NW/4)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270387-003	OK	WASHITA	REED, LOUISE A/ K/A LOUISE M REED, A/K/A LOUISE W REED	WARD PETROLEUM CORPORATION	5/10/2004	1049	701	I-2006-008894	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-004	OK	WASHITA	REED, ROBERT J & SARAH REED	WARD PETROLEUM CORPORATION	5/10/2004	1050	275	I-2006-009098	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-005	OK	WASHITA	RENO, CHARLOTTE R & ARCHIE	WARD PETROLEUM CORPORATION	5/10/2004	497	1051	I-2006-009565	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-006	OK	WASHITA	REED, GARY R	WARD EXPLORATION COMPANY	5/10/2004	1049	700	I-2006-008893	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-007	OK	WASHITA	REED, BARBARA J	WARD PETROLEUM CORPORATION	5/10/2004	1049	712	I-2006-008903	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-008	OK	WASHITA	BATES, NANCY R	WARD PETROLEUM CORPORATION	5/10/2004	1049	713	I-2006-008904	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-009	OK	WASHITA	REED, THOMAS H & JOANN S	WARD PETROLEUM CORPORATION	5/10/2004	1048	987	I-2006-008634	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-010	OK	WASHITA	BORMAN, SUE L & RANDALL	WARD PETROLEUM CORPORATION	5/10/2004	1048	988	I-2006-008635	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2 & E/2 NW/4 (A/D/A NW/4)
OK9270387-011	OK	WASHITA	STEPHENS, JUNE REED A/K/A JUNE R STEPHENS	WARD PETROLEUM CORPORATION	5/10/2004	1051	496	I-2006-009564	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270387-012	OK	WASHITA	ANDERSON, FERN REED A/K/ A FERN T ANDERSON	WARD PETROLEUM CORPORATION	5/10/2004	1050	276	I-2006-009099	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: LOTS 1, 2, E/2 NW/4 (A/D/A NW/4)
OK9270388-001	OK	WASHITA	BURLINGTON RESOURCES OIL & GAS COMPANY LP	WARD PETROLEUM CORPORATION	3/28/2007	1065	739	1-2007-003352	011N	018W	0007	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 7: N/2 NE/4 & SW/4 NE/4, LIMITED TO THE WELLBORE OF THE SHELTON 1-7H ONLY
OK5126335-001	OK	WASHITA	DORCHESTER MINERALS OKLAHOMA, LP	CHESAPEAKE EXPLORATION LP	4/6/2005	1010	780	I-2005-003251	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, SE/4
OK5126335-002	OK	WASHITA	HALL, CURTIS RAYMOND & FRANCES M, H/W	FLESHMAN AGENCY, INC	6/21/2005	1014	943	I-2005-004754	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4 & SE/4
OK5126335-003	OK	WASHITA	HALL, FREDRICK JUNIOR & NELA M, H/W	FLESHMAN AGENCY, INC	6/21/2005	1014	945	I-2005-004755	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4 & SE/4
OK5126335-004	OK	WASHITA	HALL, RAMONA RAE AKA SUE HALL	FLESHMAN AGENCY, INC	6/21/2005	1014	947	I-2005-004756	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4 & SE/4
OK5126335-005	OK	WASHITA	GARDNER, DAVAN JOYCE FKA DAVAN JOYCE HAAS	FLESHMAN AGENCY, INC	6/21/2005	1014	949	I-2005-004757	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4 & SE/4
OK5126335-006	OK	WASHITA	HARPER, JOEY DAWN	FLESHMAN AGENCY, INC	6/21/2005	1014	951	I-2005-004758	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4 & SE/4
OK5126335-007	OK	WASHITA	CRUSON, GARY N & CARLA J	CHESAPEAKE EXPLORATION LP	8/16/2005	1022	676	I-2005-007806	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4
OK5126335-008	OK	WASHITA	HARRISON, DOANE FARR	CHESAPEAKE EXPLORATION LP	8/18/2005	1022	724	I-2005-007822	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: SE/4
OK5126335-010	OK	WASHITA	HARRISON, MARY K	CHESAPEAKE EXPLORATION LP	8/18/2005	1022	673	I-2005-007805	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: SE/4
OK5126335-011	OK	WASHITA	HODGES, DAVID E & SUSAN	CHESAPEAKE EXPLORATION LP	8/16/2005	1022	721	I-2005-007821	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4
OK5126335-012	OK	WASHITA	CMG OIL PROPERTIES, LLC, THE TRUST COMPANY OF OKLAHOMA (TCO)	CHESAPEAKE EXPLORATION LP	8/30/2005	1019	609	I-2005-006629	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: W/2 SE/4
OK5126335-013	OK	WASHITA	MASON ENERGY CORPORATION, THE TRUST COMPANY OF OKLA (TCO)	CHESAPEAKE EXPLORATION LP	8/30/2005	1019	611	I-2005-006630	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: W/2 SE/4
OK5126335-014	OK	WASHITA	DARNELL, JEANNE FRANCIS, 1998 FAMILY TRUST	CHESAPEAKE EXPLORATION LP	8/26/2005	1022	700	I-2005-007814	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, W/2 SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5126335-015	OK	WASHITA	HODGES, LEWIS & LEE HODGES	CHESAPEAKE EXPLORATION LP	9/6/2005	1020	194	I-2005-006868	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4
OK5126335-016	OK	WASHITA	RAY, CHARLES D	CHESAPEAKE EXPLORATION LP	8/18/2005	1022	691	I-2005-007811	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, SE/4
OK5126335-017	OK	WASHITA	HODGES, BILL ROYCE ESTATE, DAVID E HODGES PERSONAL REP	CHESAPEAKE EXPLORATION LP	8/29/2005	1022	679	I-2005-007807	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4
OK5126335-018	OK	WASHITA	MEKUSUKEY OIL COMPANY, INC	CHESAPEAKE EXPLORATION LP	9/14/2005	1020	92	I-2005-006822	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, SE/4
OK5126335-019	OK	WASHITA	EGGLESTON, JERRY D	CHESAPEAKE EXPLORATION LP	9/14/2005	1021	890	I-2005-007481	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4
OK5126335-021	OK	WASHITA	HAMM, FLOYD D, JR	CHESAPEAKE EXPLORATION LP	9/9/2005	1020	971	I-2005-007138	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, W/2 SE/4, E/2 SE/4
OK5126335-022	OK	WASHITA	REVA CO, A PARTNERSHIP	CHESAPEAKE EXPLORATION LP	9/14/2005	1021	232	I-2005-007244	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, W/2 SE/4
OK5126335-023	OK	WASHITA	WALTERS, SHAWN S	CHESAPEAKE EXPLORATION LP	8/16/2005	1022	715	I-2005-007819	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, SE/4
OK5126335-026	OK	WASHITA	OCC ORDER #512636/200507321	COI/CELP	10/6/2005	1028	38	1-2006-000855	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: ALL
OK5126335-027	OK	WASHITA	JONES, JOHN D	CHESAPEAKE EXPLORATION LP	4/26/2006	1035	693	I-2006-003590	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, SE/4
OK5126335-028	OK	WASHITA	JONES, JOHN D A/I/F FOR CHERYL B LAGERSEN	CHESAPEAKE EXPLORATION LP	4/26/2006	1035	691	I-2006-003589	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, SE/4
OK5126335-029	OK	WASHITA	WESTWIND RESOURCES, INC	CHESAPEAKE EXPLORATION LP	7/14/2006	1045	785	I-2006-007436	011N	018W	0008	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 8: W/2 NE/4, E/2 NW/4, W/2 SE/4
OK5128528-001	OK	WASHITA	SNIDER, SHARON KAY & THOMAS C	CHESAPEAKE EXPLORATION LP	8/18/2004	995	531	1-2004-007160	011N	018W	0008

TOWNSHIP 11 NORTH-RANGE 18 WEST

SECTION 8: N/2 SW/4, LESS A TRACT OF LAND BEGINNING AT A POINT AT THE NW/C SW/4, THENCE 23 1/2 RODS EAST, THENCE 13 RODS SOUTH, THENCE 23 1/2 RODS WEST, THENCE 13 RODS NORTH TO THE POB, SAID TRACT CONTAINING 2.00 ACRES, MOL.

OK5128528-002	OK	WASHITA	FARGO, LAVONNE	CHESAPEAKE EXPLORATION LP	8/26/2004	995	674	1-2004-007217	011N	018W	0008

TOWNSHIP 11 NORTH-RANGE 18 WEST

SECTION 8: SW/4, L/E A TRACT OF LAND DESCRIBED AS BEGINNING AT A POINT AT THE NW/C SW/4, THENCE 23 1/2 RODS EAST, THENCE SOUTH 13 RODS, THENCE 23 1/2 RODS WEST, THENCE NORTH 13 RODS TO THE POB, SAID TRACT CONTAINING 2.00 ACRES, MOL.

OK5128528-003	OK	WASHITA	SHELTON, MARTY & BECKY	CHESAPEAKE EXPLORATION LP	8/26/2004	999	871	I-2004-008729	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: S/2 SW/4
OK5128529-001	OK	WASHITA	ENGEL, JEANNE	CHESAPEAKE EXPLORATION LP	8/26/2004	995	525	1-2004-007158	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-002	OK	WASHITA	SANDERS, JOANN	CHESAPEAKE EXPLORATION LP	8/26/2004	995	522	1-2004-007157	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-003	OK	WASHITA	KINCAID, CLARK	CHESAPEAKE EXPLORATION LP	8/26/2004	995	528	1-2004-007159	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-004	OK	WASHITA	PATTERSON, ANN RUTH	CHESAPEAKE EXPLORATION LP	9/15/2004	995	519	1-2004-007156	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-005	OK	WASHITA	CAVIN, JACK	CHESAPEAKE EXPLORATION LP	9/20/2004	995	627	1-2004-007200	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: E/2 NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128529-006	OK	WASHITA	COLE, KAREN SUE	CHESAPEAKE EXPLORATION LP	9/20/2004	1000	37	I-2004-008815	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-007	OK	WASHITA	CAMPAS, PAMELA M	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	952	I-2005-000777	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-008	OK	WASHITA	SPRINGER, BRUCE M	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	960	I-2005-000780	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-009	OK	WASHITA	SPRINGER, CHARLES M	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	957	I-2005-000779	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-010	OK	WASHITA	MCCARTHY, PATRICIA S	CHESAPEAKE EXPLORATION LP	12/3/2004	1003	947	I-2005-000775	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-011	OK	WASHITA	BURRILL, DAVID	CHESAPEAKE EXPLORATION LP	12/6/2004	1003	980	I-2005-000789	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128529-012	OK	WASHITA	GALBASINI, CARRIE	CHESAPEAKE EXPLORATION LP	12/3/2004	1005	828	I-2005-001482	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: E/2 NE/4
OK5128618-001	OK	WASHITA	WENDELL, OPAL BERNIECE WILLIAMS	CHESAPEAKE EXPLORATION LP	9/21/2004	1000	56	I-2004-008823	011N	018W	0008	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 8: W/2 NW/4
OK5128618-002	OK	WASHITA	HOPKINS, CARLA	CHESAPEAKE EXPLORATION LP	9/27/2004	1003	934	I-2005-000768	011N	018W	0008	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 8: W/2 NW/4
A02046-2389	OK	WASHITA	WALTON , CARL AND LUCILLE M	EL PASO NATURAL GAS	10/17/1978	493	35		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: NE/4, E/2 W/2
A02183-2390	OK	WASHITA	OGLE, LEONARD A.	CHALFANT, MAGEE & CLIFTON, INC	2/7/1977	463	914		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: SE/4
A02183-2391	OK	WASHITA	HODGES , C. V. A SINGLE MAN	CHALFANT, MAGEE & CLIFTON, INC	2/18/1977	465	286		011N	018W	0009	SE/4 Sec. 9-11N-18W
A02389-2399	OK	WASHITA	BROWNING, NILA RUTH & JEWETTA LEROY	MOORE- STANSBERRY, INC	12/8/1981	576	430		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2
A02389-2400	OK	WASHITA	DEW, CHARLES E	MOORE- STANSBERRY, INC	12/8/1981	576	433		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2
A02389-2401	OK	WASHITA	LEEDE EXPLORATION , A PARTNERSHIP	AN - SON CORPORATION	12/1/1983	633	863		011N	018W	0009	W/2 W/2 Sec. 9-11N-18W
A02389-2402	OK	WASHITA	HORKEY , ELIZABETH N , ET VIR	D A BASH AND ASSOCIATES INC	11/9/1978	493	908		011N	018W	0009	W/2 W/2 Sec. 9-11N-18W
A02389-2403	OK	WASHITA	EPISCOPAL ROYALTY COMPANY	D A BASH AND ASSOCIATES INC	11/1/1978	493	910		011N	018W	0009	W/2 W/2 Sec. 9-11N-18W
OK9270056-001	OK	WASHITA	OCC #237641/CD #100,552	LEEDE EXPLORATION	4/29/1983				011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: ALL, MISSOURIAN GRANITE WASH, DES MOINES GRANITE WASH, SKINNER, RED FORK, ATOKA, MORROW, AND SPRINGER COMMON SOURCES OF SUPPLY
OK9270179-001	OK	WASHITA	HUMPHREYS, ROBERT E & ELIZABETH W	CHARLES E PORTA	2/5/1982	591	554		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2
OK9270179-002	OK	WASHITA	RIALTO PRODUCTION COMPANY	CHESAPEAKE EXPLORATION LLC	7/22/2008	1119	260	I-2008-008900	011N	018W	0009	TOWNSHI 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2
OK9270179-003	OK	WASHITA	BROWNING, NILA R	CHESAPEAKE EXPLORATION, LLC	11/29/2010	1192	852	I-2011-000696	011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W2W2
OK9270310-001	OK	WASHITA	WILDER, BENNY D & BETSY EUBANKS	TRIGG DRILLING COMPANY, INC	6/1/1987	719	612		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2
OK9270310-002	OK	WASHITA	REEVES, JEAN	TRIGG DRILLING CO, INC	6/1/1987	720	933		011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270310-003	OK	WASHITA	HAMM FAMILY TRUST	CHESAPEAKE EXPLORATION LLC	12/28/2009	1159	295	I-2010-000654	011N	018W	0009

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 9: W/2 W/2 THE INTENT IS TO LEASE ALL THE RIGHTS BELOW THE BASE OF THE STRATIGRAPHIC EQUIVALENT OF THE MORROW FORMATION, LESS AND EXCEPT ALL EXISTING WELL BORES

OK9270310-004	OK	WASHITA	WALTERS, WAYNE A & SHAWN S 2008 REV LIV TR DTD 7/16/08	CHESAPEAKE EXPLORATION LLC	12/18/2009	1159	297	I-2010-000655	011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2, ALL RIGHTS BELOW THE BASE OF THE MORROW FORMATION
OK9270310-005	OK	WASHITA	REEVES, JEAN	CHESAPEAKE EXPLORATION LLC	11/15/2010	1189	688	I-2010-010934	011N	018W	0009	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 9: W/2 W/2, ALL RIGHTS BENEATH S.E. OF MORROW PRODUCING FORMATION.
A00769-442	OK	WASHITA	MCCONNELL, R G, ET AL	DAVID W CULWELL & ASSOCIATES	11/13/1979	511	620	8898	011N	018W	0010	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 10: N2
A01878-8548	OK	WASHITA	PARKER , LELA MAY & RUSSELL	J J WRIGHT	12/11/1971	397	521		011N	018W	0010	ITOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: E/2 LESS AND EXCEPT CHARTER #2-10 WELLBORE
A01878-8549	OK	WASHITA	GILMORE, GLADYS	J J WRIGHT	12/8/1971	397	529		011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: E/2 LESS AND EXCEPT CHARTER #2-10 WELLBOREW
A02772-2405	OK	WASHITA	OCC #283930	ANSON CORPORATION	8/19/1985				011N	018W	0010	ALL OF SECTION Sec. 10-11N-18W
A03440-11786	OK	WASHITA	OCC #369044	ANSON COMPANY	10/19/1992				011N	018W	0010	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 10: ALL
OK5125557-001	OK	WASHITA	ST/OK - CLO EI-3604	Jack B. Smith	6/27/1978	487	165		011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: NW/4
OK5125557-002	OK	WASHITA	WALTON, CARL & LUCILLE M	EL PASO NATURAL GAS CO	10/17/1978	493	38		011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: NW
OK5125557-004	OK	WASHITA	ST/OK - EI- 3604	DALE FOLKS	5/7/1985	673	931		011N	018W	0010	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 10: NW, LESS AND EXCEPT THE MORROW FMTN AS FOUND IN THE WALTON #1-10, PRODUCING FROM A DEPTH OF 16,455 FEET IN TEH SW (1/2 M.R.)
OK5125558-001	OK	WASHITA	WALTON, CARL & LUCILLE M	EL PASO NATURAL GAS CO	4/27/1979	494	757	395	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SW
OK5125559-001	OK	WASHITA	PILGRIM, DONNA BLAGOWSKY & PATRICK	DALE FOLKS	4/18/1979	500	956	3532	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-002	OK	WASHITA	MARSICO, LORENA & VICTOR	DALE FOLKS	4/12/1979	500	959	3534	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-003	OK	WASHITA	HOFFMAN, LELA EDNA	DALE FOLKS	4/16/1979	500	962	3536	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-004	OK	WASHITA	SPITZ, ANNA FAY & FRANKLIN	DALE FOLKS	4/12/1979	500	965	3538	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-005	OK	WASHITA	HOFFMAN, WILLIAM FLOYD & EVELYN	DALE FOLKS	4/12/1979	500	968		011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-006	OK	WASHITA	CUMMINS, LINDA HOFFMAN & RON	DALE FOLKS	4/18/1979	501	334	3734	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-007	OK	WASHITA	HOFFMAN, LARRY & JOAN	DALE FOLKS	4/18/1979	501	337	3736	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-008	OK	WASHITA	GREER, JOSEPH CLINTON & MILDRED LEE	DALE FOLKS	4/18/1979	501	340	3738	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5125559-009	OK	WASHITA	HOFFMAN, DALE	DALE FOLKS	4/18/1979	501	343	3740	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-010	OK	WASHITA	HOFFMAN, DANNY J T	DALE FOLKS	8/6/1980	528	162	7602	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-011	OK	WASHITA	HOFFMAN, TIMMY DARRELL	DALE FOLKS	8/6/1980	528	165	7604	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5125559-012	OK	WASHITA	HOFFMAN, LARRY JAY	DALE FOLKS	8/6/1980	528	168	7606	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE
OK5126469-001	OK	WASHITA	OCC #205680/CD #88716	AN-SON CORPORATION	1/5/1982				011N	018W	0010	TOWNSHIP 11 NORTH, RANGE 18 WEST, SECTION 10: MISSOURIAN GRANITE WASH, DES MOINES GRANITE WASH, SKINNER, RED FORK, ATOKA, MORROW, AND SPRINGER COMMON SOURCES UNDERLYING THE ENTIRE SECTION.
OK7050977-000	OK	WASHITA	ST/OK - CLO EI-5775	CHESAPEAKE EXPLORATION LLC	6/25/2010	1189	376	I-2010-010843	011N	018W	0010	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: NW/4, L/E THE DES MOINES GRANITE WASH FORMATION (1/2 M.R.)
A00770-2366	OK	WASHITA	LITTKE , JOHN & MARGARET	ROBERT W MOORE	3/18/1977	461	665		011N	018W	0011	NE/4 SE/4 Sec. 11-11N-18W
A00770-2367	OK	WASHITA	DUNLAP , NANCY WESNER, ET VIR	JACK B SMITH	6/3/1977	468	551		011N	018W	0011	INSOFAR AS TO NE/4 SE/4 Sec. 11-11N-18W
A01310-2375	OK	WASHITA	MUSICK , ANNIE JEWEL, ET AL	JACK B SMITH	4/29/1977	471	247		011N	018W	0011	N/2 Sec. 11-11N-18W
A01853-2380	OK	WASHITA	PARKER , LELA MAY, ET VIR	J J WRIGHT	12/11/1971	397	519		011N	018W	0011	W/2 SE/4 & SW/4 Sec. 11-11N-18W
A01853-2381	OK	WASHITA	GILMORE , GLADYS	J J WRIGHT	12/8/1971	397	527		011N	018W	0011	W/2 SE/4 & SW/4 Sec. 11-11N-18W
A01854-2382	OK	WASHITA	HOFFMAN , ROY P	J J WRIGHT	1/24/1972	397	551		011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: W/2 SW/4 & SE/4 SW/4
A01854-2383	OK	WASHITA	HOFFMAN , L L	J J WRIGHT	1/18/1972	397	549		011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: W/2 SW/4 & SE/4 SW/4
A01854-2384	OK	WASHITA	BROWN , SUSIE L & CARL	J J WRIGHT	1/11/1972	397	537		011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 10: SE/4 LESS AND EXCEPT CHARTER #2-10 WELLBORE SECTION 11: W/2 SW/4, SE/4 SW/4
OK5124713-005	OK	WASHITA	UTZINGER, RUTH M F/K/A RUTH M. MISBAUGH	EL PASO NATURAL GAS COMPANY	7/26/1977	471	831	7575	011N	018W	0011	INSOFAR AND ONLY INSOFAR AS LEASE COVERS TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: N/2
OK5124713-006	OK	WASHITA	FICKETT, WILDON AND ELLA MAE	EL PASO NATURAL GAS COMPANY	6/10/1977	468	887	5932	011N	018W	0011	INSOFAR AND ONLY INSOFAR AS LEASE COVERS TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: N/2
OK5124713-007	OK	WASHITA	LEATHERMAN, PARTHENE J AND FRANCES A SHELTON	EL PASO NATURAL GAS COMPANY	6/15/1977	468	889	5933	011N	018W	0011	INSOFAR AND ONLY INSOFAR AS LEASE COVERS TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: N/2
OK5124713-008	OK	WASHITA	MARSICO, LORENA AND VICTOR	DALE FOLKS	4/12/1979	500	944	3524	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-009	OK	WASHITA	HOFFMAN, WILLIAM FLOYD AND EVELYN	DALE FOLKS	4/12/1979	500	953	3530	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-010	OK	WASHITA	SPITZ, ANNA FAY AND FRANKLIN	DALE FOLKS	4/12/1979	500	950	3528	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-011	OK	WASHITA	GREER, JOSEPH CLINTON AND MILDRED LEE	DALE FOLKS	4/18/1979	500	941	3522	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124713-012	OK	WASHITA	HOFFMAN, LELA EDNA	DALE FOLKS	4/16/1979	500	947	3526	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-013	OK	WASHITA	PILGRIM, DONNA BLAGOWSKY AND PATRICK	DALE FOLKS	4/18/1979	500	938	3520	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-014	OK	WASHITA	HOFFMAN, LARRY AND JOAN	DALE FOLKS	4/18/1979	501	328	3730	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-015	OK	WASHITA	CUMMINS, LINDA HOFFMAN AND RON	DALE FOLKS	4/18/1979	500	935	3518	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-016	OK	WASHITA	HOFFMAN, DALE	DALE FOLKS	4/18/1979	501	331	3732	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-017	OK	WASHITA	HOFFMAN, DANNY J T	DALE FOLKS	8/6/1980	528	153	7596	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-018	OK	WASHITA	HOFFMAN, TIMMY DARRELL	DALE FOLKS	8/6/1980	528	156	7598	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-019	OK	WASHITA	HOFFMAN, LARRY JAY	DALE FOLKS	8/6/1980	528	159	7600	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: S/2 SW/4, NW/4 SW/4
OK5124713-021	OK	WASHITA	MUSICK, JIMMIE AND JUDY AND HOMER MUSICK	CHALFANT, MAGEE & CLIFTON, INC	2/16/1977	463	944	2978	011N	018W	0011	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 11: NE/4 SE/4
OK3530021-000	OK	WASHITA	PEACE AMERICAN LUTHERAN CHURCH	CHESAPEAKE EXPLORATION LP	6/28/2006	1049	168	I-2006-008720	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: BEGINNING AT THE CORNER STONE OF THE NE/C NE/4, THENCE 33' S, THENCE 33' W FOR A BEGINNING POINT, THENCE 16 RODS S, THENCE 10 RODS W, THENCE 16 RODS N, THENCE 10 RODS E BACK TO POB.

LTD TO 16840'

OK5129382-002	OK	WASHITA	BOESE, ANNEMARIE, TRUSTEE OF BOESE JOINT REV TR	CHESAPEAKE EXPLORATION LP	2/6/2006	1031	95	I-2006-001828	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: E/2 NW4, SE/4, NE/4 LESS 1 ACRE DESCRIBED AS BEGINNING AT THE CORNER STONE OF THE NE/C OF NE/4; THENCE 33' SOUTH; THENCE 33' WEST FOR A BEGINNING POINT; THENCE 16 RODS SOUTH; THENCE 10 RODS WEST; THENCE 16 RODS NORTH; THENCE 10 RODS BACK TO POB.

OK5129382-005	OK	WASHITA	BOESE, LEE ROY TRUSTEE	CHESAPEAKE EXPLORATION LP	4/3/2007	1069	510	I-2007-004784	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: NE/4 LESS 1 ACRE DESCRIBED AS BEGINNING AT CORNERSTONE OF THE NE CORNER OF THE NE/4, THENCE 33 FEET SOUTH, THENCE 33 FEET WEST FOR A BEGINNING POINT, THENCE 16 RODS SOUTH, THENCE 10 RODS WEST, THENCE 16 RODS NORTH, THENCE 10 RODS EAST BACK TO POINT OF BEGINNING CONTAINING 1 ACRE AND E/2 NW/4

OK5129390-001	OK	WASHITA	LITTKE, ALFRED LEE	CHESAPEAKE EXPLORATION LP	2/7/2006	1031	566	I-2006-001994	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4
OK5129390-002	OK	WASHITA	LITTKE, RICHARD DALE	CHESAPEAKE EXPLORATION LP	2/7/2006	1031	418	I-2006-001937	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4 & NW/4 SW/4
OK5129390-003	OK	WASHITA	HENDRICKSON, JUANITA	CHESAPEAKE EXPLORATION LP	2/10/2006	1032	76	I-2006-002192	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4
OK5129390-004	OK	WASHITA	LITTKE, ALVIN DAVID	CHESAPEAKE EXPLORATION LP	2/7/2006	1032	85	1-2006-002195	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129390-005	OK	WASHITA	SCHILBERG, WILLARD DEAN	CHESAPEAKE EXPLORATION LP	2/10/2006	1032	796	I-2006-002461	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4; NW/4 SW/4
OK5129390-006	OK	WASHITA	STEELMAN, BARBARA RUTH	CHESAPEAKE EXPLORATION LP	2/22/2006	1032	793	I-2006-002460	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4; NW/4 SW/4
OK5129390-007	OK	WASHITA	MUSICK, HOMER L	CHESAPEAKE EXPLORATION LP	2/24/2006	1033	291	I-2006-002654	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4
OK5129390-008	OK	WASHITA	MUSICK FARMS, INC	CHESAPEAKE EXPLORATION LP	2/7/2006	1031	560	I-2006-001992	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: E/2 SW/4, NW/4 SW/4, W/2 NW/4 L & E A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF NW/C OF SEC 12; THENCE RUNNING S 160 RODS & A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SEC LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES

OK5129390-009	OK	WASHITA	HUBBARD, DIXON DALE REV LIV TR DTD 2-14-96	CHESAPEAKE EXPLORATION LP	7/17/2006	1060	135	I-2007-001244	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4 A/D/A N/2 SW/4, SE/4 SW/4 LTD TO 16,940'
OK5129390-010	OK	WASHITA	HUBBARD, PATTY J REVOCABLE LIVING TRUST DTD 2/14/96	CHESAPEAKE EXPLORATION LP	7/17/2006	1045	838	I-2006-007453	011N	018W	0012	TOWNSHIP 11 NORTH- RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4 A/D/A N/2 SW/4, SE/4 SW/4 LTD TO 16,940'
OK5129390-012	OK	WASHITA	THOMPSON, BETTY JO	CHESAPEAKE EXPLORATION LP	6/27/2006	1055	215	I-2006-011002	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4 A/D/A N/2 SW/4, SE/4 SW/4 LTD TO 16940'
OK5129390-013	OK	WASHITA	MAXWELL, CYNTHIA JANE	CHESAPEAKE EXPLORATION LP	8/10/2006	1048	100	I-2006-008322	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4 A/D/A N/2 SW/4, SE/4 SW/4
OK5129390-014	OK	WASHITA	GOLDMAN, VIRGINIA B	CHESAPEAKE EXPLORATION LP	8/25/2006	1055	438	I-2006-011093	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 NW/4 L/E A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF THE NW/C OF SECTION 12, THENCE RUNNING S 160 RODS & A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES

OK5129390-015	OK	WASHITA	SHELTON, DARRELL LEE	CHESAPEAKE EXPLORATION LP	8/14/2006	1049	188	I-2006-008725	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 NW/4 L/E A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF THE NW/C OF SECTION 12; THENCE RUNNING S 160 RODS & A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES

OK5129390-016	OK	WASHITA	DAUM, J WILLIAM & CORINNE M LIVING TR DTD 3/4/1997	CHESAPEAKE EXPLORATION LP	8/25/2006	1051	217	I-2006-009482	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 NW/4 LESS AND EXCEPT A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF THE NW/C OF SECTION 12; THENCE RUNNING S 160 RODS AND A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129390-017	OK	WASHITA	APODACA, ROBERT E & SUSAN E	CHESAPEAKE EXPLORATION LP	10/4/2006	1053	231	I-2006-010272	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 OF THE NW/4 L/E A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF THE NW/C OF SECTION 12; THENCE RUNNING S 160 RODS & A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES (W/2 NW/4 LESS A 3 ACRE TRACT)

LTD TO 16,940'

OK5129390-018	OK	WASHITA	SHELTON, ROGER DEAN	CHESAPEAKE EXPLORATION LP	8/14/2006	1054	676	I-2006-010824	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 NW/4, LESS & EXCEPT A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS EAST OF NW/C OF SECTION 12; THENCE RUNNING SOUTH 160 RODS; & A STRIP OF LAND 4 RODS WIDE, WEST 40 RODS, TO SECTION LINE, TO BE USED FOR PUBLIC HIGHWAY. SAID TRACT CONTAINING 3.0 ACRES

OK5129390-019	OK	WASHITA	TERRA ROSA ROYALTY CORP	CHESAPEAKE EXPLORATION LP	3/24/2007	1068	126	I-2007-004269	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: E/2 SW/4, NW/4 SW/4
OK5129390-020	OK	WASHITA	ASARCO OIL & GAS COMPANY INC	CHESAPEAKE EXPLORATION LLC	11/20/2007	1094	813	I-2008-000272	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 NW/4 L/E A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF NW/C OF SEC 12, THENCE RUNNING S 160 RODS, & A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SEC LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES

OK5129410-002	OK	WASHITA	ALDUENDA, GENELL S/P/A GENELL ALUENDA & SAMUEL	CHESAPEAKE EXPLORATION LP	2/13/2006	1032	400	I-2006-002315	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: SW/4 SW/4
OK5129410-003	OK	WASHITA	SANDAVAL, SHERYL	CHESAPEAKE EXPLORATION LP	2/13/2006	1032	403	I-2006-002316	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: SW/4 SW/4
OK5129410-004	OK	WASHITA	MUSICK, SANDRA	CHESAPEAKE EXPLORATION LP	2/13/2006	1037	900	I-2006-004450	011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: SW/4 SW/4
OK5129487-001	OK	WASHITA	LEATHERMAN, JEFFERSON F	CHESAPEAKE EXPLORATION LP	4/5/2006	1037	174	I-2006-004208	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2NW/4; LESS AND EXCEPT A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS EAST OF THE NORTHWEST CORNER OF SECTION 12; THENCE RUNNING SOUTH 160 RODS AND A STRIP OF LAND 4 RODS WIDE, WEST 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3 ACRES

OK5129487-002	OK	WASHITA	RIALTO OIL & GAS CORPORATION	CHESAPEAKE EXPLORATION LLC	9/26/2007	1085	401	I-2007-010446	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: WEST HALF OF THE NORTHWEST QUARTER LESS AND EXCEPT A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS EAST OF THE NORTHWEST CORNER OF SECTION 12, THENCE RUNNING SOUTH 160 RODS, AND A STRIP OF LAND 4 RODS WIDE, WEST 40 RODS TO SECTION TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3.00 ACRES (W/2 NW/4 LESS A 3.00 ACRE TRACT)

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129487-003	OK	WASHITA	RIALTO PRODUCTION COMPANY	CHESAPEAKE EXPLORATION LLC	9/26/2007	1085	399	I-2007-010445	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: WEST HALF OF THE NORTHWEST QUARTER LESS AND EXCEPT A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS EAST OF THE NORTHWEST CORNER OF SECTION 12, THENCE RUNNING SOUTH 160 RODS, AND A STRIP OF LAND 4 RODS WIDE, WEST 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HIGHWAY CONTAINING 3.00 ACRES (W/2 NW/4 LESS A 3.00 ACRE TRACT)

OK5129487-004	OK	WASHITA	HAMM, JR, FLOYD D	CHESAPEAKE EXPLORATION LLC	8/31/2007	1082	1	I-2007-009219	011N	018W	0012

TOWNSHIP 11 NORTH - RANGE 18 WEST

SECTION 12: W/2 NW/4 L/E A STRIP OF LAND 2 RODS WIDE COMMENCING 40 RODS E OF THE NW/C OF SEC 12, THENCE RUNNING S 160 RODS AND A STRIP OF LAND 4 RODS WIDE, W 40 RODS TO SECTION LINE TO BE USED FOR PUBLIC HWY

OK9270198-001	OK	WASHITA	OCC #546856/CD #200706650	COI/CELLC	11/20/2007				011N	018W	0012	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 12: ALL, LIMITED TO THE MISSOURIAN GRANITE WASH & DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY
OK3530299-001	OK	WASHITA	CLUCK, DELANO & BARBARA	NORWICH PETROLEUM CORPORATION	2/28/2007	1065	783	I-2007-003373	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK3530299-002	OK	WASHITA	SUNSHINE EXPLORATION COMPANY	NORWICH PETROLEUM CORPORATION	3/6/2007	1065	785	I-2007-003374	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17,200'
OK3530299-003	OK	WASHITA	JOHNSON, GEORGE S	NORWICH PETROLEUM CORPORATION	3/6/2007	1065	788	I-2007-003374	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17,200'
OK3530299-004	OK	WASHITA	PETTY, RAY B TRUST AGREEMENT DTD 4/10/1991	CHESAPEAKE EXPLORATION LP	7/31/2006	1089	135	I-2007-011750	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17,200'
OK5129413-001	OK	WASHITA	WILLIAMS, E A	CHESAPEAKE EXPLORATION LP	2/13/2006	1032	87	1-2006-002196	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-002	OK	WASHITA	HALE, SHERRY G & DAVID R	CHESAPEAKE EXPLORATION LP	3/1/2006	1032	805	I-2006-002464	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-003	OK	WASHITA	NICKEL, VICKI	CHESAPEAKE EXPLORATION LP	2/22/2006	1032	389	I-2006-002311	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-004	OK	WASHITA	BUIE, KAY	CHESAPEAKE EXPLORATION LP	3/1/2006	1032	783	I-2006-002455	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-005	OK	WASHITA	MARY E KERSHAW TRUST DTD 5/26/93	CHESAPEAKE EXPLORATION LP	4/6/2006	1036	689	I-2006-003991	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17200'
OK5129413-006	OK	WASHITA	KERSHAW, LAURA JEAN TRUST DATED 07-12-96	CHESAPEAKE EXPLORATION LP	4/6/2006	1037	180	I-2006-004211	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17200'
OK5129413-007	OK	WASHITA	MOORE, EDDIE L TRUST DATED 8/17/1987	CHESAPEAKE EXPLORATION LP	5/2/2006	1038	222	I-2006-004590	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-008	OK	WASHITA	LAU, DALE M & BOBBIE D	CHESAPEAKE EXPLORATION LP	5/8/2006	1039	291	I-2006-005009	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129413-009	OK	WASHITA	SNIDER, CECIL LEON & FLORA JEAN THE TRUST AGREEMENT OF	CHESAPEAKE EXPLORATION LP	5/8/2006	1040	213	I-2006-005365	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-012	OK	WASHITA	HOCH, CAROL A & DON	CHESAPEAKE EXPLORATION LP	6/21/2006	1044	544	I-2006-006933	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17200'
OK5129413-013	OK	WASHITA	BASINGER JR, A E	CHESAPEAKE EXPLORATION LP	5/2/2006	1040	1011	I-2006-005659	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-015	OK	WASHITA	LAU, BERNEICE	CHESAPEAKE EXPLORATION LLC	9/19/2007	1087	332	I-2007-011099	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-016	OK	WASHITA	LAU, JUANITA C	CHESAPEAKE EXPLORATION LLC	9/19/2007	1087	334	I-2007-011100	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-017	OK	WASHITA	RIALTO OIL & GAS CORPORATION	CHESAPEAKE EXPLORATION LLC	9/26/2007	1085	397	I-2007-010444	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-018	OK	WASHITA	NIGHTENGALE, LARRY D & MELBA JEAN	CHESAPEAKE EXPLORATION LLC	8/23/2007	1080	760		011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4 LTD TO 17,200'
OK5129413-019	OK	WASHITA	LAU, ROCKY, HEIR OF EUGENE LAU, DECEASED	CHESAPEAKE EXPLORATION LLC	9/19/2007	1084	456	I-2007-010100	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-020	OK	WASHITA	ASARCO OIL & GAS COMPANY, INC	CHESAPEAKE EXPLORATION LLC	10/5/2007	1089	138	I-2007-011751	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-021	OK	WASHITA	RIALTO PRODUCTION COMPANY	CHESAPEAKE EXPLORATION LLC	10/12/2007	1089	140	I-2007-011752	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129413-022	OK	WASHITA	HAMM, FLOYD D, JR	CHESAPEAKE EXPL LIMITED PART	8/28/2007	1082	3	I-2007-009220	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NW/4
OK5129414-001	OK	WASHITA	WISE, DONALD G & PATRICIA G, JOINT TENENTS	CHESAPEAKE EXPLORATION LP	2/13/2006	1032	73	I-2006-002191	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: E/2
OK5129414-002	OK	WASHITA	WISE, PHILLIP C & PAMELA S	CHESAPEAKE EXPLORATION LP	2/15/2006	1032	82	I-2006-002194	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: E/2
OK5129414-003	OK	WASHITA	ST/OK - CS- 25660	CHESAPEAKE EXPLORATION LP	7/21/2006	1047	654	I-2006-008171	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: NE/4 LTD TO DES MOINES GRANITE WAS FM
OK5129414-004	OK	WASHITA	ST/OK - CS- 25661	CHESAPEAKE EXPLORATION LP	7/21/2006	1047	657	I-2006-008172	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SE/4 LTD TO DES MOINES GRANITE WAS FM
OK5129414-005	OK	WASHITA	BB ROYALTY PARTNERSHIP	CHESAPEAKE EXPLORATION LLC	9/27/2007	1090	617	I-2007-012330	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: E/2 LTD TO 17,200'
OK5129431-001	OK	WASHITA	BOSE, EDWARD JR REV LIVING TRUST DTD 2/5/96	CHESAPEAKE EXPLORATION LP	2/17/2006	1033	305	I-2006-002659	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-002	OK	WASHITA	BOSE, ERNESTINE REV LIVING TRUST DTD 2/5/96	CHESAPEAKE EXPLORATION LP	2/17/2006	1033	764	I-2006-002869	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-003	OK	WASHITA	BOSE, BRYAN	CHESAPEAKE EXPLORATION LP	2/17/2006	1033	302	I-2006-002658	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-004	OK	WASHITA	GROSSMAN, EMMET R	CHESAPEAKE EXPLORATION LP	4/4/2006	1036	692	I-2006-003992	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-005	OK	WASHITA	GROSSMAN, JOSEPH PAUL	CHESAPEAKE EXPLORATION LP	4/13/2006	1037	187	I-2006-004214	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129431-006	OK	WASHITA	GIBBS, LORI A, FORMERLY LORI GROSSMAN & GARRY	CHESAPEAKE EXPLORATION LP	4/20/2006	1037	893	I-2006-004447	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-007	OK	WASHITA	CUMMINGS, JANET M & GARY	CHESAPEAKE EXPLORATION LP	4/20/2006	1037	898	I-2006-004449	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-008	OK	WASHITA	GROSSMAN, MARK A	CHESAPEAKE EXPLORATION LP	4/20/2006	1038	232	I-2006-004594	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-009	OK	WASHITA	GROSSMAN, DENNIS L	CHESAPEAKE EXPLORATION LP	4/20/2006	1039	280	I-2006-005004	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-010	OK	WASHITA	GROSSMAN, DONNA S	CHESAPEAKE EXPLORATION LP	4/20/2006	1039	282	I-2006-005005	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK5129431-011	OK	WASHITA	GROSSMAN, JAMES A	CHESAPEAKE EXPLORATION LP	4/20/2006	1040	1022	I-2006-005663	011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: SW/4
OK9270199-001	OK	WASHITA	OCC #546032/CD #200706379	COI/CELLC	10/31/2007				011N	018W	0013	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 13: ALL, LIMITED TO THE VIRGILIAN, MISSOURIAN GRANITE WASH & DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY
A00289-13353	OK	WASHITA	AMEN , VERBA L & JOSEPH FRED	J COOPER WEST	3/7/1980	518	804		011N	018W	0015	N/2 SE/4 & SE/4 NE/4 Sec. 15-11N-18W LIMITED TO THE OGLE 1-15 WELLBORE
A00289-2355	OK	WASHITA	GILMORE, GLADYS, ALSO AS GLADYS E GILMORE	J J WRIGHT	12/8/1971	397	531		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: NE/4, N/2 SE/4
A00289-2356	OK	WASHITA	PARKER, LELA MAY A/K/A LELA MOSBURG & RUSSELL	J J WRIGHT	12/11/1971	397	523		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: NE/4, N/2 SE/4
A00290-2357	OK	WASHITA	OGLE, LEONARD A	HARVEY E WHITE	6/1/1973	425	404		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: NW/4
A00290-2358	OK	WASHITA	HODGES, C V	C M FLEETWOOD	5/26/1971	403	327		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: NW/4
A00291-2359	OK	WASHITA	JUDY, CLARENCE C & NINA I	ROBERT W MOORE	1/27/1977	460	5		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: S/2 SE/4, E 5/8 SE/4 SW/4
A00292-2360	OK	WASHITA	JUDY, W L & EARL E JUDY	ROBERT W MOORE	1/27/1977	460	7		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: N/2 SW/4, SW/4 SW/4, WEST 3/8 SE/4 SW/4
A00293-2361	OK	WASHITA	LITTLETON, A L	H W COLLIER	2/14/1980	515	296		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: N/2 SE/4, SE/4 NE/4
A00293-2362	OK	WASHITA	MADDOX, TROY F	FOLSOM & ASSOCIATES, INC	1/9/1978	477	956		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: NE/4, N/2 SE/4
A00293-2363	OK	WASHITA	WEAVER, ELLIS S & BRONNIE LOUISE	J COOPER WEST	3/16/1971	407	477		011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: NE/4, N/2 SE/4
A00294-2364	OK	WASHITA	OCC #182191/CD #74069	ANSON CORPORATION	1/12/1981				011N	018W	0015	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 15: ALL, LTD TO THE MISSOURIAN GRANITE WASH, DES MOINES GRANITE WASH, SKINNER, RED FORK, ATOKA, MORROW & SPRINGER COMMON SOURCES OF SUPPLY
OK5128496-008	OK	WASHITA	MCCOY, MARCIA M, F/K/A BURTON	CHESAPEAKE EXPLORATION LLC	11/20/2007	1097	659	I-2008-001272	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4
OK5128496-009	OK	WASHITA	BARCK, JEAN H, F/K/ A BURTON	CHESAPEAKE EXPLORATION LLC	11/20/2007	1097	648	I-2008-001268	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4
OK5128496-010	OK	WASHITA	WALCH, JANET ADELE	CHESAPEAKE EXPLORATION LLC	11/20/2007	1097	668	I-2008-001275	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4
OK5128496-011	OK	WASHITA	HARDER, LINDA MARIE	CHESAPEAKE EXPLORATION LLC	11/20/2007	1097	915	I-2008-001348	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128496-012	OK	WASHITA	GASTINEAU, SUE CAROL, UHLES, JEANETTE, CO- TRUSTEES	CHESAPEAKE EXPLORATION LLC	11/2/2009	1153	263	I-2009-008580	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4 LTD TO SURFACE TO BLW S.E. OF DES MOINES GRANITE WASH
OK5128496-013	OK	WASHITA	MC MINERAL COMPANY, LLC	CHESAPEAKE EXPLORATION, LLC	4/1/2010	1185	915	I-2010-009576	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4, SE/4, NW/4, SE/4 SW/4
OK5128755-019	OK	WASHITA	BIZZELL, MURPHY GAIL & ELIZABETH	CHESAPEAKE EXPLORATION LLC	10/17/2007	1090	80	I-2007-012132	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4, SE/4 SW/4
OK5128755-020	OK	WASHITA	BIZZELL, GARY GERALD & NANCY	CHESAPEAKE EXPLORATION LLC	10/17/2007	1090	78	I-2007-012131	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4, SE/4 SW/4
OK5128755-021	OK	WASHITA	HOFFMAN, NANCY ELLEN	CHESAPEAKE EXPLORATION LLC	10/20/2007	1092	267	I-2007-012817	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 SW/4, SE/4
OK5128755-022	OK	WASHITA	HOFFMAN JR, BILLY JOE	CHESAPEAKE EXPLORATION LLC	10/20/2007	1092	265	I-2007-012816	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 SW/4, SE/4
OK5128755-023	OK	WASHITA	KIRK, M STUART & CAROLYN S	CHESAPEAKE EXPLORATION LLC	10/29/2007	1094	419	I-2008-000134	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4
OK5128755-024	OK	WASHITA	CULP, JANE	CHESAPEAKE EXPLORATION LLC	10/20/2007	1095	574	I-2008-000513	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 SW/4, SE/4
OK5128755-025	OK	WASHITA	PHILLIPS FAMILY TRUST U/T/A DATED OCTOBER 1, 1999	CHESAPEAKE EXPLORATION LLC	11/14/2007	1099	525	I-2008-001934	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 SW/4, SE/4 LTD TO 100' BELOW S. E. OF DES MOINES GRANITE WASH (17,260')
OK5128755-026	OK	WASHITA	BANKS, RONALD J & PAULA	CHESAPEAKE EXPLORATION LLC	2/20/2008	1106	314	I-2008-004232	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4
OK5128755-027	OK	WASHITA	O'HARA, LINDA	CHESAPEAKE EXPLORATION LLC	2/20/2008	1105	836	I-2008-004053	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 SW/4, SE/4
OK5128755-028	OK	WASHITA	BIZZELL, ROBERT M	CHESAPEAKE EXPLORATION LLC	2/20/2008	1105	402	I-2008-003878	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 SW/4, SE/4
OK5128755-029	OK	WASHITA	KIRK, M STUART REVOCABLE TRUST DTD 3/16/85	CHESAPEAKE EXPLORATION LLC	7/16/2008	1118	484	I-2008-008594	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4
OK5128755-030	OK	WASHITA	WALTERS, WAYNE A & SHAWN S '08 OIL & GAS REV LIV TR	CHESAPEAKE EXPLORATION LLC	4/14/2009	1136	935	I-2009-003047	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4 LTD TO 17,260'
OK5128755-032	OK	WASHITA	RAY, CHARLES D	CHESAPEAKE EXPLORATION LLC	7/16/2008	1117	637	I-2008-008325	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: SE/4
OK5129560-000	OK	WASHITA	CARTMILL, MARY RUTH LIVING TRUST DTD 6/26/07	CHESAPEAKE EXPLORATION LLC	8/31/2007	1092	207		011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NW/4 LTD TO 17,260'
OK5129560-006	OK	WASHITA	MCCARNACK, ELAINE FAMILY TRUST DTD 7/01/98	CHESAPEAKE EXPLORATION LLC	8/14/2007	1087	225	I-2007-011059	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NW/4, NE/4 SW/4 LTD TO 17,260'
OK5129560-008	OK	WASHITA	HALL, SHARON ANN & LARRY	CHESAPEAKE EXPLORATION LLC	10/26/2007	1096	142	I-2008-000706	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4 NW/4, W/2 NW/4, SE/4 NW/4 LTD TO 100' BELOW S.E. OF DES MOINES GRANITE WASH (17,260')
OK5129560-009	OK	WASHITA	MCNATT, EDNA LAUREL LIVING TRUST, SHARON ANN HALL, TRST	CHESAPEAKE EXPLORATION LLC	10/26/2007	1096	145	I-2008-000707	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4 NW/4, W/2 NW/4, SE/4 NW/4 LTD TO 100' BELOW S. E. DES MOINES GRANITE WASH (17,260')

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129560-010	OK	WASHITA	MCNATT, J R LIVING TRUST, SHARON ANN HALL, TRST	CHESAPEAKE EXPLORATION LLC	10/26/2007	1096	148	I-2008-000708	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NE/4 NW/4, W/2 NW/4, SE/4 NW/4 LTD TO 100' BELOW S. E. DES MOINES GRANITE WASH (17,260')
OK5129560-011	OK	WASHITA	PENTEX EXPLORATION & PRODUCING, INC	CHESAPEAKE EXPLORATION LLC	4/23/2008	1108	151	I-2008-004952	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NW/4 SURFACE TO 100' BLW S.E. DES MOINES FM (17,260')
OK9270011-000	OK	WASHITA	CARTMILL, EARL GLENN LIVING TRUST DTD 6-26-07	CHESAPEAKE EXPLORATION LLC	8/31/2007	1083	843	I-2007-009853	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: NW/4 SW/4 LTD TO 17,260'
OK9270033-000	OK	WASHITA	OCC #571423/CD #200903176	COI-CELLC	11/9/2009	1173	735	I-2010-005613	011N	018W	0017	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 17: ALL LTD TO WOLFCAMPIAN, VIRGILIAN, MISSOURIAN GRANITE WASH, AND DES MOINES GRANITE WASH
OK3530085-001	OK	WASHITA	MELVIN, MARK A/K/A JOHN MARK MELVIN	CHESAPEAKE EXPLORATION LLC	8/3/2007	1083	884	I-2007-009867	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: N/2
OK3530085-002	OK	WASHITA	AKRIDGE, PATSY CARLENE	CHESAPEAKE EXPLORATION LLC	8/6/2007	1087	228	I-2007-011060	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: N/2
OK3530085-003	OK	WASHITA	MELVIN, EDITH, A/K/A EDITH MARGARET	CHESAPEAKE EXPLORATION LLC	8/3/2007	1087	223	I-2007-011058	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: N/2
OK3530085-004	OK	WASHITA	MELVIN, JOHN E & FANCHON N REV LIVING TR	CHESAPEAKE EXPLORATION LLC	8/6/2007	1087	242	I-2007-011065	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: N/2
OK3530085-005	OK	WASHITA	ROMANS, MELANIE ANN	CHESAPEAKE EXPLORATION LLC	8/6/2007	1085	276	I-2007-010402	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: N/2
OK3530085-006	OK	WASHITA	ROMANS, RENAE DAWN	CHESAPEAKE EXPLORATION LLC	8/3/2007	1085	268	I-2007-010399	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: N/2
OK3530085-007	OK	WASHITA	ST/OK - CLO UV- 1530	CHESAPEAKE EXPLORATION LLC	11/27/2007	1112	111	I-2008-006419	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: NE/4 (1/2 M.R.) LTD TO DES MOINES GRANITE WASH
OK5127851-017	OK	WASHITA	BUTCHER, JOAN ELAINE	CHESAPEAKE EXPLORATION LLC	2/1/2008	1104	72	I-2008-003376	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4 SURFACE TO 100' BLW S.E. DES MOINES GRANITE WASH FM (17,020')
OK5128751-015	OK	WASHITA	MAP2004-OK	CHESAPEAKE EXPLORATION LLC	11/14/2007	1092	591	I-2007-012927	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3,4, E/2 SW/4 A/D/A SW/4
OK5128751-016	OK	WASHITA	MURRAY, DARRYL J	CHESAPEAKE EXPLORATION LLC	2/1/2008	1101	912	I-2008-002599	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4 SURFACE TO DES MOINES GRANIT WASH FM (17,020')
OK5128751-017	OK	WASHITA	FLESHMAN AGENCY INC	FLESHMAN AGENCY INC	1/14/2008	1096	15	I-2008-000654	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3, 4, E/2 SW/4
OK5129624-002	OK	WASHITA	MCNATT, EDNA LAUREL LIVING TRUST	CHESAPEAKE EXPLORATION LP	12/27/2006	1062	493	I-2007-002109	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4 LTD TO 12,280'
OK5129624-003	OK	WASHITA	MCNATT, J R REVOCABLE TRUST AGREEMENT DTD 5/20/1996	CHESAPEAKE EXPLORATION LP	12/27/2006	1062	490	I-2007-002108	011N	018W	0018	TOWNSHIHP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4 LTD TO 12,280'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129624-004	OK	WASHITA	HOHNKE, LEO FRANCIS	CHESAPEAKE EXPLORATION LLC	11/6/2007	1092	210	I-2007-012793	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4 LTD TO 100' BELOW S.E. OF DES MOINES GRANITE WASH (17,020')
OK5129624-005	OK	WASHITA	SEARLE, JACK B & TAMARA D	CHESAPEAKE EXPLORATION LLC	2/14/2008	1102	914	I-2008-002939	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4 SURFACE TO DES MOINES GRANIT WASH FM (17,020')
OK5129624-007	OK	WASHITA	BIZZELL, GARY	WARD PETROLEUM CORPORATION	11/21/2006	1055	994	I-2008-011273	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4
OK5129624-008	OK	WASHITA	BIZZELL, GAIL	WARD PETROLEUM CORPORATION	11/21/2006	1055	993	I-2008-011272	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4
OK9270010-001	OK	WASHITA	HOFFMAN JR, BILLY JOE	CHESAPEAKE EXPLORATION LLC	10/25/2007	1092	263	I-2007-012815	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4, LOTS 3, 4 (A/D/A W/2 SW/4)
OK9270010-002	OK	WASHITA	HOFFMAN, NANCY ELLEN	CHESAPEAKE EXPLORATION LLC	10/25/2007	1092	259	I-2007-012813	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4, LOT 3 (39.56 ACS), LOT 4 (39.80 ACS) A/D/A W/2 SW/4
OK9270010-003	OK	WASHITA	MUNO, GAIL F	CHESAPEAKE EXPLORATION LLC	10/20/2007	1095	570	I-2008-000511	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3, 4 (A/D/A W/2 SW/4), E/2 SW/4
OK9270010-004	OK	WASHITA	OGI, INC	CHESAPEAKE EXPLORATION LLC	11/6/2007	1092	213	I-2007-012794	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4, LOT 3 (39.56 ACS), LOT 4 (39.80 ACS) A/D/A W/2 SW/4 LTD TO 100' BELOW S.E. OF DES MOINES GRANITE WASH (17,020')
OK9270010-005	OK	WASHITA	HOFFMAN, GARY P	CHESAPEAKE EXPLORATION LLC	11/5/2007	1092	216		011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4, LOT 3 (39.56 ACRES), LOT 4 (39.80 ACRES) A/D/A W/2 SW/4 LTD TO 100' BELOW S.E. OF DES MOINES GRANITE WASH (17,020')
OK9270010-006	OK	WASHITA	HOLDER, JUNE	CHESAPEAKE EXPLORATION LLC	10/20/2007	1093	382	I-2007-013182	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4, LOTS 3, 4, A/D/A W/2 SW/4 LTD TO 17,020'
OK9270010-007	OK	WASHITA	DELFELD, SHARON S	CHESAPEAKE EXPLORATION LLC	10/20/2007	1097	917	I-2008-001349	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: E/2 SW/4, LOT 3 (39.56 AC), LOT 4 (39.8 AC) A/D/A W/2 SW/4
OK9270010-008	OK	WASHITA	CULP, JANE	CHESAPEAKE EXPLORATION LLC	10/25/2007	1094	421	I-2008-000135	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3, 4 (A/D/A W/2 SW/4), E/2 SW/4
OK9270010-010	OK	WASHITA	JORDAN, DEANNA	CHESAPEAKE EXPLORATION LLC	7/2/2008	1116	845	I-2008-008067	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4
OK9270010-011	OK	WASHITA	PHIFER, MARY G	CHESAPEAKE EXPLORATION LLC	7/2/2008	1116	429	I-2008-007930	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4
OK9270010-012	OK	WASHITA	BURCH, NELDA	CHESAPEAKE EXPLORATION LLC	7/1/2008	1116	830	I-2008-008061	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4
OK9270010-013	OK	WASHITA	LOGAN, SHERRY	CHESAPEAKE EXPLORATION LLC	7/1/2008	1116	827	I-2008-008060	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4
OK9270010-014	OK	WASHITA	WILSON, MANDY	CHESAPEAKE EXPLORATION LLC	7/2/2008	1116	833	I-2008-008062	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4
OK9270010-015	OK	WASHITA	HOFFMAN, HERSHEL L A/K/A HIRSHEL L HOFFMAN	CHESAPEAKE EXPLORATION LLC	7/9/2008	1117	282	I-2008-008199	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270010-017	OK	WASHITA	ABERDEEN INVESTMENTS, LLC	CHESAPEAKE EXPLORATION LLC	10/7/2008	1124	56	I-2008-010687	011N	018W	0018	TOWNSHIP 11NORTH - RANGE 18 WEST SECTION 18: LOT 3, 4, E/2 SW/4
OK9270010-018	OK	WASHITA	BAGGETT, CANDACE A/K/ A CANDY BAGGETT	CHESAPEAKE EXPLORATION LLC	7/8/2008	1125	249	I-2008-011083	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SW/4
OK9270010-019	OK	WASHITA	HOFFMAN, CHARLES G	WARD PETROLEUM CORPORATION	9/13/2005	1020	275	I-2005-006806	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-020	OK	WASHITA	HOFFMAN, BOBBY DOUGLAS	WARD PETROLEUM CORPORATION	9/20/2005	1020	667	1-2005-007105	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-021	OK	WASHITA	WEDEKING, ESTA MAE	WARD PETROLEUM CORPORATION	9/27/2005	1021	631	I-2005-007393	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-023	OK	WASHITA	WHITAKER, GERALD	WARD PETROLEUM CORPORATION	10/17/2008	1127	170	I-2008-011818	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4
OK9270010-024	OK	WASHITA	BLAGOWSKY, RONNY R	WARD PETROLEUM CORPORATION	10/17/2008	1153	459	I-2009-008638	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-025	OK	WASHITA	ADKINS, DEBRA	WARD PETROLEUM CORPORATION	10/17/2008	1127	169	I-2008-011817	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-026	OK	WASHITA	BLAGOWSKY, ERIKA L	WARD PETROLEUM CORPORATION	10/17/2008	1125	275	I-2008-011095	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-027	OK	WASHITA	BLAGOWSKY, RAYMOND	WARD PETROLEUM CORPORATION	10/17/2008	1125	274	I-2008-011094	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-028	OK	WASHITA	BROWN, CHAD	WARD PETROLEUM CORPORATION	12/10/2008	1130	461	I-2009-00969	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-029	OK	WASHITA	BROWN, DILLON	WARD PETROLEUM CORPORATION	12/10/2008	1130	460	I-2009-000968	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-030	OK	WASHITA	BROWN, JEREMY	WARD PETROLEUM CORPORATION	12/10/2008	1130	463	I-2009-000971	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOTS 3 & 4, E/2 SW/4 A/D/A SW/4
OK9270010-032	OK	WASHITA	HUTSON, JOHN G	CHESAPEAKE EXPLORATION LLC	10/20/2006	1054	994	I-2006-010900	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: SE/4
OK9270010-033	OK	WASHITA	OCC #561120/CD #200806746	COI-CELLC	10/21/2008			UNRECORDED	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: ALL, LIMITED TO THE WOLFCAMPIAN, VIRGILIAN, MISSOURIAN GRANITE WASH AND DES MOINES GRANITE WASH COMMON SOURCES OF SUPPLY
OK9270010-034	OK	WASHITA	BROWN, DAVID	WARD PETROLEUM CORPORATION	12/10/2008	1130	462	I-2009-00970	011N	018W	0018	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 18: LOT 3 (39.56 ACRES), LOT 4 (39.80 ACRES) AND E/2 SW/4, ALL COLLECTIVELY DESCRIBED AS SW/4
A00355-13421	OK	WASHITA	KERR - MCGEE CORPORATION	ANSON PRODUCTION CORPORATION FORMERLY D/	10/25/1996	845	1079		011N	018W	0019	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 19: N2NW
A00355-2986	OK	WASHITA	MURRAY, IRA L & JESSIE IRENE	B B LONG	2/16/1979	500	994		011N	018W	0019	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 19: LOTS 1, 2, 3, & 4, & E2W2
A02484-3087	OK	WASHITA	DUGGER, A W, ET UX	AN - SON CORPORATION	5/2/1984	652	783		011N	018W	0019	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 19: SE
A02484-3088	OK	WASHITA	INEZ LEAVELL REVOCABLE TRUST	BLACK HAWK OIL & GAS	4/30/1981	554	28		011N	018W	0019	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 19: SE/4
A02484-3089	OK	WASHITA	DUGGER , STANLEY	BLACK HAWK OIL & GAS	5/2/1981	556	494		011N	018W	0019	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 19: SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
A02484-3090	OK	WASHITA	DUGGER , CLIFTON C	BLACK HAWK OIL & GAS	6/4/1981	556	559		011N	018W	0019	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 19: SE/4
A02539-3095	OK	WASHITA	OCC #262129/CD #115039	AN - SON CORPORATION	6/11/1984	840	672		011N	018W	0019	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 19: ALL
OK5128719-009	OK	WASHITA	SMITH, NAOMI P REV TR DTD 4/1/99, PATRICIA ANN TURNER, TRST	CHESAPEAKE EXPLORATION LLC	11/5/2007	1091	844	I-2007-012628	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SE/4
OK5128719-010	OK	WASHITA	TIDWELL, DONOVAN D & VELDA J INDV & TRST	CHESAPEAKE EXPLORATION LLC	11/11/2007	1094	425	I-2008-000137	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5128719-011	OK	WASHITA	KARBER, DEBRA DEANN A/K/A DEBBIE D & LIONEL G KARBER	CHESAPEAKE EXPLORATION LLC	11/28/2007	1095	717	I-2008-000560	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: S/2 LTD TO 100' BELOW S.E. OF DES MOINES FM (17,216')
OK5128719-014	OK	WASHITA	NIX, JIM M	CHESAPEAKE EXPLORATION LLC	5/13/2009	1138	739	I-2009-003488	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5128719-015	OK	WASHITA	GUNTER, DEBORAH J, F/ K/A DEBORAH BURKS	CHESAPEAKE EXPLORATION LLC	7/24/2009	1145	925	I-2009-006147	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5128719-016	OK	WASHITA	BUCHANAN, MARTIN L	CHESAPEAKE EXPLORATION LLC	11/3/2009	1153	260	I-2009-008579	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5128719-017	OK	WASHITA	TOMLINSON MINERALS JOINT VENTURE	CHESAPEAKE EXPLORATION LLC	11/19/2009	1156	760	I-2009-009762	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5128719-018	OK	WASHITA	TOMLINSON MINERALS JOINT VENTURE NO 2	CHESAPEAKE EXPLORATION LLC	11/19/2009	1156	758	I-2009-009761	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5128719-019	OK	WASHITA	EL DORADO TRUST, JOHN COMEGYS, TRUSTEE	CHESAPEAKE EXPLORATION LLC	3/31/2010	1190	106	I-2010-011088	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4
OK5129558-013	OK	WASHITA	PURYEAR, KAREN & TOM	CHESAPEAKE EXPLORATION LLC	10/20/2007	1094	427	I-2008-000138	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: NE/4, NE/4 NW/4, SW/4 NW/4 LTD TO 17,216'
OK5129558-014	OK	WASHITA	REED, PAMELA & ROGER	CHESAPEAKE EXPLORATION LLC	10/20/2007	1093	386	I-2007-013183	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: NE/4, NE/4 NW/4, SW/4 NW/4 LTD TO 17,216'
OK5129558-015	OK	WASHITA	JOLIFF, FRED	CHESAPEAKE EXPLORATION LLC	10/29/2007	1094	423	I-2008-000136	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: NE/4
OK5129558-016	OK	WASHITA	DICKERSON, FORREST A & NETA F TRUST U/T/A LTD	CHESAPEAKE EXPLORATION LLC	10/20/2007	1095	583	I-2008-000517	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: NE/4, NE/4 NW/4, SW/4 NW/4 LTD TO 17,216'
OK5129558-017	OK	WASHITA	MCNATT, J R REV TR U/A/D 5- 20-96, SHARON ANN HALL, S/ TRST	CHESAPEAKE EXPLORATION LLC	11/18/2007	1094	646	I-2008-000214	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4 LTD TO 100' BELOW S.E. OF DES MOINES FM (17,216')
OK5129558-018	OK	WASHITA	MOORE, DEBORAH & T B	CHESAPEAKE EXPLORATION LLC	10/20/2007	1103	591	I-2008-003185	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: NE/4, NE/4 NW/4, SW/4 NW/4 LTD TO 17,216'
OK5129558-019	OK	WASHITA	KNIGHT, MARY SUE & FRANK JR	CHESAPEAKE EXPLORATION LLC	11/20/2007	1097	296	I-2008-001143	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SE/4 NW/4, SW/4 NW/4
OK5129558-020	OK	WASHITA	PHILLIPS FAMILY TR U/T/ A DTD 10-1-99	CHESAPEAKE EXPLORATION LLC	11/14/2007	1099	528	I-2008-001935	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4 LTD TO 100' BELOW S.E. OF DES MOINES FM (17,216')
OK5129558-021	OK	WASHITA	AUSTIN, GLEN EDWARD FAMILY TRUST DATED 9/19/91	CHESAPEAKE EXPLORATION LLC	10/20/2007	1095	714	I-2008-000559	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: NE/4, NE/4 NW/4 LTD TO 17,216'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129558-022	OK	WASHITA	SEARLE, JACK B & TAMARA D	CHESAPEAKE EXPLORATION LLC	2/14/2008	1102	917	I-2008-002940	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,216')
OK5129558-023	OK	WASHITA	OHARA, LINDA	CHESAPEAKE EXPLORATION LLC	7/18/2008	1118	486	I2008 008595	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-024	OK	WASHITA	HOFFMAN JR, BILLY JOE & REBECCA	CHESAPEAKE EXPLORATION LLC	7/13/2008	1116	391	I-2008-007917	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-025	OK	WASHITA	BIZZELL, ROBERT	CHESAPEAKE EXPLORATION LLC	7/18/2008	1116	423	I-2008-007928	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-026	OK	WASHITA	HOFFMAN, NANCY ELLEN	CHESAPEAKE EXPLORATION LLC	7/13/2008	1118	73	I-2008-008471	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-027	OK	WASHITA	CULP, JANE & MITCHELL	CHESAPEAKE EXPLORATION LLC	7/13/2008	1120	44	I-2008-009167	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-032	OK	WASHITA	BIZZELL, GAIL	CHESAPEAKE EXPLORATION LLC	7/27/2009	1145	921	I-2009-006144	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-033	OK	WASHITA	AUSTIN MINERAL INTERESTS, LLC	CHESAPEAKE EXPLORATION LLC	12/21/2009	1159	7	I-2010-000555	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-034	OK	WASHITA	CEKOSKY, MIKE	CHESAPEAKE EXPLORATION LLC	4/15/2010	1167	642	I-2010-003552	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5129558-035	OK	WASHITA	CEKOSKY, ROBERT ANTHONY AKA BOB CEKOSKY	CHESAPEAKE EXPLORATION LLC	4/25/2010	1167	645	I-2010-003553	011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: SW/4 NW/4
OK5990067-000	OK	WASHITA	OCC #201000652/CD #575976	COI & CELLC, APPLICANTS	6/8/2010				011N	018W	0020	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 20: ALL, LIMITED TO THE VIRGILIAN, MISSOURAIN AND DES MOINES COMMON SOURCES OF SUPPLY
OK5128511-022	OK	WASHITA	WALTERS, WAYNE A & SHAWN S 2008 OIL & GAS REV LVG TR	CHESAPEAKE EXPLORATION LLC	12/18/2009	1159	303	I-2010-000657	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NW/4
OK5128511-023	OK	WASHITA	KIRK, DAVID W	CHESAPEAKE EXPLORATION LLC	8/20/2010	1182	790	I-2010-008546	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NW/4
OK5128511-024	OK	WASHITA	COPE, WADE	CHESAPEAKE EXPLORATION LLC	9/3/2010	1182	798	I-2010-008548	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NE/4
OK5128511-025	OK	WASHITA	COPE, MAX G REV TR, DTD 08/13/03, MAX & BETH COPE, TRUSTEES	CHESAPEAKE EXPLORATION LLC	8/31/2010	1186	872	I-2010-009950	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NE/4
OK5128511-026	OK	WASHITA	THE UNITED METHODIST RETIREMENT & HEALTH CARE CENTER, INC	CHESAPEAKE EXPLORATION LLC	1/17/2011	1198	261	I-2011-002958	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NE/4
OK5128511-027	OK	WASHITA	BIZZELL, SUZANNE REVOCABLE TRUST, DATED 11/14/98	CHESAPEAKE EXPLORATION LLC	12/6/2010	1190	877	I-2011-000086	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NW/4
OK5128511-028	OK	WASHITA	OGI INC BY JACK B SEARLE, PRESIDENT	CHESAPEAKE EXPLORATION, LLC	2/9/2011	1199	292	I-2011-003280	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NE/4
OK9270045-002	OK	WASHITA	WESNER, SCOTT	DAVID S THOMPSON & ASSOCIATES	10/16/2007	1088	223	I-2007-011436	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: SW/4
OK9270045-003	OK	WASHITA	POLLARD, SANDRA JOAN AND RONALD	CHESAPEAKE EXPLORATION, LLC	10/12/2010	1188	794	I-2010-010583	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: SW/4
OK9270045-004	OK	WASHITA	RIALTO PRODUCTION COMPANY	CHESAPEAKE EXPLORATION LLC	1/18/2011	1193	857	I-2011-001047	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: NW/4, SW/4
OK9270745-003	OK	WASHITA	RILEY, FRANK L	CHESAPEAKE EXPLORATION LLC	3/15/2010	1171	242	I-2010-004822	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: SW/4
OK9270762-000	OK	WASHITA	WOOD, FLORENCE WILIIAMS KIDWELL	CHESAPEAKE EXPLORATION LLC	9/3/2010	1183	793	I-2010-008929	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: N/2 SE/4, SE/4 SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270771-000	OK	WASHITA	MASON, JAMES R AND CHANDRA S	CHESAPEAKE EXPLORATION LLC	11/17/2010	1192	494	I-2011-000578	011N	018W	0021	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 21: SW/4 SE/4
A00281-2334	OK	WASHITA	HUBBARD , PEARL INDIV & ADMINR	D A BASH AND ASSOCIATES INC	10/7/1980	534	316		011N	018W	0023	NE/4 Sec. 23-11N-18W
A00281-2335	OK	WASHITA	ARNOLD , SAM H	JOSEPH K CASKEY	5/13/1977	464	585		011N	018W	0023	NE/4 Sec. 23-11N-18W
A00281-2336	OK	WASHITA	HALE , VIRGINIA L CARPENTER &	JACK B SMITH	6/7/1977	468	561		011N	018W	0023	NE/4 Sec. 23-11N-18W
A00281-2337	OK	WASHITA	JAVORSKY , ADOLPH & LEA	EL PASO EXPLORATION CO	3/7/1980	518	352		011N	018W	0023	NE/4 Sec. 23-11N-18W
A00991-2373	OK	WASHITA	THOMAS , M V	DYCO PETROLEUM CORP	3/6/1980	517	820		011N	018W	0023	SE/4 Sec. 23-11N-18W
A01852-2379	OK	WASHITA	KLEMME, MARVIN	HARVEY E WHITE ENTERPRISES INC	11/15/1976	458	153		011N	018W	0023	INSOFAR AS TO N/2 SW/4 & SE/4 SW/4 & SE/4 Sec. 23-11N-18W
A01877-2385	OK	WASHITA	WHITE , HARVEY E	ONG EXPLORATION, INC	1/9/1975	440	184		011N	018W	0023	SW/4 SW/4 Sec. 23-11N-18W
A01877-2386	OK	WASHITA	JOHNSTON, MICHAEL R. AND WINDELL J.	J C HILL OIL & GAS INC	1/26/1982	580	165		011N	018W	0023	N/2 SW/4 AND SE/4 SW/4. Sec. 23-11N-18W
A02187-2395	OK	WASHITA	BEADLES , BONNIE L & GARY E	EL PASO NATURAL GAS CO	5/27/1977	467	544		011N	018W	0023	INSOFAR AS TO N/2 SW/4 & SE/4 SW/4 Sec. 23-11N-18W
A02187-2396	OK	WASHITA	SWOPES , JOYCE ANN & THOMAS J.	EL PASO NATURAL GAS CO	5/27/1977	467	542		011N	018W	0023	INSOFAR AS TO N/2 SW/4 & SE/4 SW/4 Sec. 23-11N-18W
A02187-2397	OK	WASHITA	TUCKER , L NADINE	W R GRAY	4/3/1979	500	487		011N	018W	0023	INSOFAR AS TO E/2 SW/4 & NW/4 SW/4 Sec. 23-11N-18W
A02188-2398	OK	WASHITA	JUDY , EARL E & WILLIAM L	HARVEY E WHITE ENERPRISES, INC	1/28/1980	519	671		011N	018W	0023	NW/4 Sec. 23-11N-18W
OK5124595-001	OK	WASHITA	HOWENSTINE, THOMAS ET AL	WHITE, HARVEY E ENTERPRISES	3/4/1977	471	836	7578	011N	018W	0023	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 23: N2SW, SESW; L&E THE KLEMME 2-23 WB.
OK5124595-002	OK	WASHITA	HOWENSTINE, VIOLA ET AL	WHITE, HARVEY E ENTERPRISES	4/14/1977	471	834	7577	011N	018W	0023	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 23: N2SW, SESW, L&E THE KLEMME 2-23 WB
OK3530006-006	OK	WASHITA	WILLIAMSON, EDWIN L	CHESAPEAKE EXPLORATION LP	6/6/2006	1042	257	I-2006-006100	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, NW/4 SW/4, SW/4 SW/4, SE/4 SW/4, SE/4
OK3530006-007	OK	WASHITA	AUSTIN, NAOMI K	CHESAPEAKE EXPLORATION LP	6/7/2006	1042	497	I-2006-006181	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, NW/4 SW/4, SW/4 SW/4, SE/4 SW/4, SE/4
OK3530006-012	OK	WASHITA	CORNELL, SHARON LYNN	CHESAPEAKE EXPLORATION LLC	9/6/2007	1083	607	I-2007-009775	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 LTD TO 17,041'
OK3530006-013	OK	WASHITA	HARRELL, ZELMOND, C/O CHARLES HARRELL	CHESAPEAKE EXPLORATION LLC	10/15/2007	1088	192	I-2007-011419	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 LTD TO 17,041'
OK3530006-014	OK	WASHITA	NIABC, A LIMITED PARTNERSHIP	CHESAPEAKE EXPLORATION LLC	10/15/2007	1088	879	I-2007-011655	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 LTD TO 17,041'
OK3530006-015	OK	WASHITA	HARRELL, CORNELL TRUST, ELLA J HARRELL, ET AL, TRUSTEES	CHESAPEAKE EXPLORATION LLC	10/15/2007	1096	754	I-2008-000911	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 LTD TO 17,041'
OK3530006-016	OK	WASHITA	KLEMME, ROBERT LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	1/10/2008	1099	696	I-2008-002003	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, W/2 SW/4, SE/4 SW/4, SE/4
OK3530006-017	OK	WASHITA	CROZIER, ROBERT	CHESAPEAKE EXPLORATION LLC	2/6/2008	1100	864	I-2008-002235	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SE/4 SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,350')

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3530006-018	OK	WASHITA	WYMAN, LYNDA F	CHESAPEAKE EXPLORATION LLC	2/6/2008	1100	867	I-2008-002236	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SE/4 SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,350')
OK3530006-019	OK	WASHITA	HARRELL, VIRGILENE W REVOCABLE TRUST DTD 07/07/94	CHESAPEAKE EXPLORATION LLC	2/18/2008	1104	179	I-2008-003418	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530006-020	OK	WASHITA	JONES, SHERRY LYNN	CHESAPEAKE EXPLORATION LLC	4/1/2008	1110	922	I-2008-005946	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530006-021	OK	WASHITA	WELSH, DONNA SUE CORNELL	CHESAPEAKE EXPLORATION LLC	4/1/2008	1110	920	I-2008-005945	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530006-023	OK	WASHITA	KLEMME, BRYAN ERIC	CHESAPEAKE EXPLORATION LLC	1/10/2008	1115	454	I-2008-007545	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, W/2 SW/4, SE/4 SW/4, SE/4
OK3530006-024	OK	WASHITA	KLEMME, MICHAEL LYNN	CHESAPEAKE EXPLORATION LLC	1/10/2008	1115	456	I-2008-007546	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, W/2 SW/4, SE/4 SW/4, SE/4
OK3530006-025	OK	WASHITA	CORNELL, PATRICK T	CHESAPEAKE EXPLORATION LLC	9/6/2007	1082	807	I-2007-009467	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530006-026	OK	WASHITA	WALKER, KATHLEEN C LIV TR, KATHLEEN & JAMES WALKER, COTRST	CHESAPEAKE EXPLORATION LLC	9/6/2007	1082	810	I-2007-009468	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-002	OK	WASHITA	BUFFING, LEE ROY & MALINDA	CHESAPEAKE EXPLORATION LP	8/10/2006	1048	136	I-2006-008336	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SE/4 LTD TO 17,041
OK3530017-004	OK	WASHITA	WILLIAMSON, HUGH R	CHESAPEAKE EXPLORATION LP	6/6/2006	1042	259	I-2006-006101	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, NW/4 SW/4, SW/4 SW/4, SE/4 SW/4, SE/4
OK3530017-005	OK	WASHITA	EAGLE, MARTHA MARIE A/K/A MRS GRANT EAGLE	CHESAPEAKE EXPLORATION LLC	8/31/2007	1084	513	I-2007-010123	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 LTD TO 17,505'
OK3530017-006	OK	WASHITA	CORNELL, MARGARET IRENE, A/K/A MARGARET IRENE MEENAN	CHESAPEAKE EXPLORATION LLC	9/7/2007	1086	307	I-2007-010721	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 LTD TO 17,041'
OK3530017-007	OK	WASHITA	CORNELL, ANNE MARIE	CHESAPEAKE EXPLORATION LLC	10/2/2007	1088	863	I-2007-011648	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-008	OK	WASHITA	CORNELL, JAN MARION, A/K/A JAN MARION ARTECONA	CHESAPEAKE EXPLORATION LLC	10/2/2007	1093	831	I-2007-013323	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-009	OK	WASHITA	CORNELL, MARTHA CHRISTINE	CHESAPEAKE EXPLORATION LLC	10/2/2007	1094	815	I-2008-000273	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-010	OK	WASHITA	JONES- KALKMAN MINERAL COMPANY	CHESAPEAKE EXPLORATION LLC	1/21/2008	1097	656	I-2008-001271	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, NW/4 SW/4, NE/4 SW/4 LTD TO 16,991'
OK3530017-011	OK	WASHITA	KIRSCHNER, MICHAEL PAUL	CHESAPEAKE EXPLORATION LLC	2/14/2008	1103	645	I-2008-003205	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,350')
OK3530017-012	OK	WASHITA	GREEN, JOHN ROBERT F/K/A CORNELL	CHESAPEAKE EXPLORATION LLC	4/1/2008	1108	777	I-2008-005173	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-013	OK	WASHITA	GREEN, HELEN T, HEIR OF THOMAS ROSS CORNELL	CHESAPEAKE EXPLORATION LLC	4/1/2008	1108	779	I-2008-005174	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-014	OK	WASHITA	COLEMAN, GEORGIA ANN	CHESAPEAKE EXPLORATION LLC	4/1/2008	1109	719	I-2008-005550	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SW/4 SW/4
OK3530017-015	OK	WASHITA	WALSH MINERAL PROPERTIES, LLC	CHESAPEAKE EXPLORATION LLC	5/12/2008	1123	428	I-2008-010467	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: NE/4 SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3530031-000	OK	WASHITA	ST/OK - CLO CS- 25762	CHESAPEAKE EXPLORATION LP	9/28/2006	1057	848	I-2007-000335	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: E/2 NW/4
OK3530051-000	OK	WASHITA	ST/OK - CS-25663	CHESAPEAKE EXPLORATION LP	7/21/2006	1047	663	I-2006-008174	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: NE/4 LTD TO DES MOINES GRANITE WASH
OK353006-022	OK	WASHITA	KLEMME, TERRY WAYNE	CHESAPEAKE EXPLORATION LLC	1/10/2008	1115	452	I-2008-007544	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: W/2 NW/4, SE/4 SW/4, W/2 SW/4, SE/4
OK9270170-001	OK	WASHITA	BUFFING, LEE ROY & MALINDA LOU	ROBERT W MOORE	1/27/1977	460	3	688	011N	018W	0024	INSOFAR & ONLY SO FAR AS: TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: SE/4
OK9270358-001	OK	WASHITA	OCC #554153/CD #200801621	COI-CELLC	5/15/2008			UNRECORDED	011N	018W	0024	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 24: ALL LTD TO THE MISSOURIAN GRANITE WASH & DES MOINES GRANITE WASH
A00278-2330	OK	WASHITA	GALLASPY , GEORGE , ET AL	BILL J BROWN	12/29/1981	540	146		011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: NW/4 SE/4
A00278-5225	OK	WASHITA	SCHMIDT, EDGER & MAMIE, H/W	ROBERT W MOORE	4/30/1973	424	583	2041	011N	018W	0025	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 25: S2SE, NESE
A00279-2331	OK	WASHITA	AMERICAN FLETCHER NATIONAL BANK , TR.	D A BASH AND ASSOCIATES INC	4/24/1981	553	271		011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: E/2 NW/4, SW/4 NW/4
A00280-2332	OK	WASHITA	EVANS, JOHN K	D A BASH AND ASSOCIATES INC	4/27/1981	553	275		011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
A00280-2333	OK	WASHITA	MYERS , PAMELA S	D A BASH AND ASSOCIATES INC	4/27/1981	553	274		011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270052-001	OK	WASHITA	BOSE, EDWARD J & MARIE	CHALFANT, MAGEE & CLIFTON, INC	2/18/1977	463	942	2977	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: NW/4 NW/4
OK9270052-002	OK	WASHITA	ST/OK - EI-2808	ROBERT W MOORE	3/14/1978	483	290	3438	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: NW/4 NW/4
OK9270053-001	OK	WASHITA	ROZMAN, MAE ALICE & EVANS, ALICE O	HARVEY E WHITE ENTERPRISES INC	4/20/1977	466	746	4771	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270053-002	OK	WASHITA	MACDOUGALL, FAY LOUISE	HARVEY E WHITE ENTERPRISES INC	4/20/1977	466	742	4769	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270053-003	OK	WASHITA	GRIFFITH, JENNIE E	HARVEY E WHITE ENTERPRISES INC	5/20/1977	466	802	4799	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270053-004	OK	WASHITA	PARRISH, ROBERT E, ET AL	HARVEY E WHITE ENTERPRISES INC	4/20/1977	466	244	4770	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270053-005	OK	WASHITA	MEGERT, VIOLA	CHALFANT, MAGEE & CLIFTON, INC	2/15/1977	462	455	2167	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270053-006	OK	WASHITA	BOYD, MARION L	HARVEY E WHITE ENTERPRISES INC	4/20/1977	466	740	4768	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: SW/4
OK9270146-001	OK	WASHITA	OCC #231708/CD #101580	EXXON CORPORATION	1/18/1983				011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: ALL, BROWN DOLOMITE, DOUGLAS, HOXBAR, DES MOINES, MISSOURIAN GRANITE WASH, DES MOINES GRANITE WASH, SKINNER COMMON SOURCES OF SUPPLY
OK9270169-001	OK	WASHITA	WALSH, DORIS A	SPECTRA ENERGY CORP	7/13/1981	563	389	14165	011N	018W	0025	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 25: NW/4 SE/4
OK5126923-001	OK	WASHITA	EDWARD J. BOSE, ET UX	CHALFANT MAGEE & CLIFTON	2/18/1977	463	940		011N	018W	0026	TOWNSHIP 11 NORTH, RANGE 18 WEST: SECTION 26: E/2 SW/4 , NE/4 , SE/4 NW/4, LIMITED TO THE OSU 2-26 WELLBORE.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5126923-002	OK	WASHITA	ST/OK - CLO EI- 2809	ROBERT W MOORE	3/14/1978	483	292		011N	018W	0026	TOWNSHIP 11 NORTH, RANGE 18 WEST: SECTION 26: NE/4, LIMITED TO THE OSU 2-26 WB.
OK5126923-003	OK	WASHITA	ST/OK - CLO EI- 2810	ROBERT W MOORE	3/14/1978	483	294		011N	018W	0026	TOWNSHIP 11 NORTH, RANGE 18 WEST: SECTION 26: SE/4 NW/4 , E/2 SW/4, LIMITED TO THE OSU 2-26 WB.
OK5126924-000	OK	WASHITA	WETER, LILLIE, ET AL	ROBERT W MOORE	8/10/1972	417	191		011N	018W	0026	TOWNSHIP 11 NORTH, RANGE 18 WEST: SECTION 26: SE/4, LIMITED TO THE OSU 2-26 WB.
OK5126925-001	OK	WASHITA	BRADY, ROBERT AUSTIN	EXXON CORP	2/17/1983	611	558		011N	018W	0026	TOWNSHIP 11 NORTH, RANGE 18 WEST: SECTION 26: W/2 SW/4, LIMITED TO THE OSU 2-26 WB.
OK5126925-002	OK	WASHITA	RAINBOLT, VENDA C., ET AL	JACK B SMITH	5/7/1977	474	966		011N	018W	0026	TOWNSHIP 11 NORTH, RANGE 18 WEST: SECTION 26: W/2 SW/4, LIMITED TO THE OSU 2-26 WB.
A02020-3378	OK	WASHITA	ROCKET OIL AND GAS COMPANY , ET AL	AN - SON CORPORATION	3/4/1982	582	423		011N	018W	0027	E/2 SW/4 & W/2 SE/4 LIMITED TO RIGHTS OUTSIDE AND EXCLUSIVE OF THE WELLBORES OF THE ANTELOPE #1-27 AND ANTELOPE #2-27 WELLS Sec. 27-11N-18W
A02020-3379	OK	WASHITA	BAIRD , M M & INEZ	W. E. MILLS	12/7/1973	429	814		011N	018W	0027	TOWNSHIP 11 NORTH, RANGE 18 WEST SECTION 27: E/2 SW/4 & W/2 SE/4 LIMITED TO RIGHTS OUTSIDE AND EXCLUSIVE OF THE WELLBORES OF THE ANTELOPE #1-27 AND ANTELOPE #2-27 WELLS
A03368-10234	OK	WASHITA	FOTH , WALTER & ESTER M	RED LAND ENERGY CO	7/27/1978	488	825	440730	011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: E2SW, W2SE LIMITED TO RIGHTS OUTSIDE AND EXCLUSIVE OF THE WELLBORES OF THE ANTELOPE #1-27 AND ANTELOPE #2-27 WELLS
OK5121095-001	OK	WASHITA	LADD PETROLEUM CORPORATION	INEXCO OIL COMPANY	5/19/1980	522	689		011N	018W	0027	W/2 SE/4; E/2 SW/4 ANTELOPE 1-27
OK5121095-002	OK	WASHITA	BOSE, JOHN AND FREDA, HIS WIFE	HARVEY E WHITE ENTERPRISES,INC	2/5/1979	498	23		011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: NE/4 NE/4
OK5121095-003	OK	WASHITA	HOEPFNER, MARY AND HARVEY, HER HUSBAND, ET AL	EL PASO NATURAL GAS COMPANY	10/26/1978	494	976		011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: NE/4 NE/4
OK5121095-004	OK	WASHITA	ROSE, MAYME M, A SINGLE WOMAN	HARVEY E WHITE ENTERPRISES,INC	11/21/1978	497	696		011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: NE/4 NE/4
OK5121095-005	OK	WASHITA	KLINZMAN, ELLA MAE AND ARTHUR, HER HUSBAND	HARVEY E WHITE ENTERPRISES,INC	11/21/1978	497	700		011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: NE/4 NE/4
OK5121095-006	OK	WASHITA	WORKMAN, CHARLES AND NADYNE, HIS WIFE	HARVEY E WHITE ENTERPRISES,INC	11/21/1978	497	706		011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: NE/4 NE/4
OK5121095-007	OK	WASHITA	BUEHLER, DORA, A SINGLE WOMAN, ET AL	EL PASO NATURAL GAS COMPANY	11/22/1978	494	981		011N	018W	0027	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 27: NE/4 NE/4
OK9270211-001	OK	WASHITA	WESNER, SCOTT	DAVID S THOMPSON & ASSOCIATES	9/12/2007	1088	237	I-2007-011443	011N	018W	0028	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 28: NW/4, W/2 SW/4
OK9270775-001	OK	WASHITA	SMITH, KENNETH C REV TRUST	CHESAPEAKE EXPLORATION LLC	11/29/2010	1190	736	I-2011-000049	011N	018W	0028	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 28: NE/4, E/2 SE/4
OK9270775-002	OK	WASHITA	MAP2004-OK	CHESAPEAKE EXPLORATION	5/12/2011	1208	600	I-2011-005793	011N	018W	0028	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 28: W2NE,NW,NWSW
OK9270880-001	OK	WASHITA	CHURCH OF CHRIST	CHESAPEAKE EXPLORATION LLC	3/25/2011	1201	55	I-2011-003893	011N	018W	0028	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 28: E/2 SW/4, W/2 SE/4
OK9270880-002	OK	WASHITA	MEE, DAVID EDWARD	CHESAPEAKE EXPLORATION LLC	4/19/2011	1200	664	I-2011-003775	011N	018W	0028	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 28: E/2 SW/4, W/2 SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270880-003	OK	WASHITA	BELL, JENNIFER K TANNER AKA JENNIFER K	CHESAPEAKE EXPLORATION LLC	5/12/2011	1204	935	I-2011-004886	011N	018W	0028	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 28: E/2 SW/4, W/2 SE/4
OK9270212-001	OK	WASHITA	WESNER, SCOTT	DAVID S THOMPSON & ASSOCIATES	9/12/2007	1088	235	I-2007-011442	011N	018W	0029	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 29: E/2 SE/4, SE/4 NE/4
OK9270213-001	OK	WASHITA	REEDER, SR, THE LIVING TRUST DATED 7/16/96	DAVID S THOMPSON & ASSOCIATES	9/21/2007	1088	231	I-2007-011440	011N	018W	0029	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 29: N/2 NE/4, SW/4 NE/4, NW/4 SE/4, NW/4, SW/4, NORTH 30 ACRES OF SW/4 SE/4
OK9270213-002	OK	WASHITA	NEWMAN, THE LUTHER B REVOCABLE TRUST DATED 8/15/96	DAVID S THOMPSON & ASSOCIATES	9/21/2007	1088	227	I-2007-011438	011N	018W	0029	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 29: N/2 NE/4, SW/4 NE/4, NW/4 SE/4, NW/4, SW/4, NORTH 30 ACRES OF SW/4 SE/4
OK9270213-003	OK	WASHITA	NEWMAN, THE JANICE ANN REVOCABLE TRUST DATED 8/15/96	DAVID S THOMPSON & ASSOCIATES	9/21/2007	1088	225	I-2007-011437	011N	018W	0029	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 29: N/2 NE/4, SW/4 NE/4, NW/4 SE/4, NW/4, SW/4, NORTH 30 ACRES OF SW/4 SE/4
OK5122768-001	OK	WASHITA	OCC #413256	BARRETT RESOURCES CORPORATION	6/16/1997				011N	018W	0030	SEC 30-11N-18W: ALL
OK5126927-001	OK	WASHITA	FELLERS, LINA LEE	ANDERMAN/ SMITH & COMPANY	7/18/1994	812	668		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: E2
OK5126927-002	OK	WASHITA	REEDER, JAMES D ET UX	ANDERMAN/ SMITH & COMPANY	7/18/1994	812	670		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: E2
OK5126927-003	OK	WASHITA	WILSON, MAEDELLE M TRUST	ARROWHEAD RESOURCES INC	1/5/1996	830	689		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-012	OK	WASHITA	BLUMENTHAL, DUNNIE ET UX	BLACKROCK RESOURCES LLC	5/1/1997	854	1016		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-013	OK	WASHITA	PENDLETON, DANNY L ET UX	BLACKROCK RESOURCES LLC	4/16/1997	854	1018		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-014	OK	WASHITA	GARTHRIGHT, MICHAEL L ETAL	BLACKROCK RESOURCES LLC	4/18/1997	855	175		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-015	OK	WASHITA	JORDAN, GLENDA E ET VIR	BLACKROCK RESOURCES LLC	5/12/1997	855	1101		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-016	OK	WASHITA	BLAKELY, HERBERT S	BLACKROCK RESOURCES LLC	5/29/1997	856	227		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-017	OK	WASHITA	WADE, WAYNE ET UX	BLACKROCK RESOURCES LLC	5/6/1997	856	229		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126927-018	OK	WASHITA	BONNY, JACK	BLACKROCK RESOURCES LLC	6/6/1997	868	435		011N	018W	0030	SEC 30-11N-18W: E/2
OK5126928-001	OK	WASHITA	JERRY SULLIVAN ETUX	ANDERMAN/ SMITH & COMPANY	7/18/1994	812	672		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: SW
OK5126928-002	OK	WASHITA	MCLAUGHLIN, LAVONA M	ANDERMAN/ SMITH & COMPANY	7/27/1994	812	633		011N	018W	0030	TOWNSHIP 11 NORTH- RANGE 18 WEST SECTION 30: SW
OK5126928-003	OK	WASHITA	NEESE, FRANK	ANDERMAN/ SMITH & COMPANY	8/15/1994	813	108		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: SW
OK5126928-011	OK	WASHITA	WOODS, EDITH	BLACKROCK RESOURCES LLC	4/14/1997	868	437		011N	018W	0030	SEC 30-11N-18W: LOTS 3 & 4, & E/2 SW/4
OK5126928-012	OK	WASHITA	ARCHER, BRENDA LOU COLLINS	BLACKROCK RESOURCES LLC	5/7/1997	868	439		011N	018W	0030	SEC 30-11N-18W: LOTS 3 & 4, & E/2 SW/4
OK5126928-013	OK	WASHITA	NEECE, SONDRA	BLACKROCK RESOURCES LLC	5/8/1997	868	441		011N	018W	0030	SEC 30-11N-18W: LOTS 3 & 4, & E/2 SW/4
OK5126929-001	OK	WASHITA	NIX, LOIS C	ANDERMAN/ SMITH & COMPANY	7/20/1994	812	674		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: NW
OK5126929-002	OK	WASHITA	HULL, MARLIN LESLIE	ANDERMAN/ SMITH & COMPANY	7/25/1994	812	676		011N	018W	0030	TOWNSHIP 11N RANGE 18W SECTION 30: NW
OK5126929-003	OK	WASHITA	DICK, ROSEMARY SUSAN HULL	ANDERMAN/ SMITH & COMPANY	7/25/1994	812	678		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: NW
OK5126929-004	OK	WASHITA	HULL, ALAN HARLEY	ANDERMAN/ SMITH & COMPANY	7/25/1994	812	680		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: NW
OK5126929-005	OK	WASHITA	HULL, ROGER TALBOT	ANDERMAN/ SMITH & COMPANY	7/25/1994	812	635		011N	018W	0030	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 30: NW
35-001984-001	OK	WASHITA	WEST, LLOYD O	CHESAPEAKE EXPLORATION, LLC	7/25/2011	1212	517	I-2011-006709	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: N2SE
35-001984-002	OK	WASHITA	CLOW, JUDITH A	CHESAPEAKE EXPLORATION, LLC	7/25/2011	1212	514	I-2011-006708	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: N2SE
OK9270214-001	OK	WASHITA	REEDER, SR, THE LIVING TRUST DATED 7/16/96	DAVID S THOMPSON & ASSOCIATES	9/21/2007	1088	229	I-2007-011439	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270750-001	OK	WASHITA	OGI, INC	CHESAPEAKE EXPLORATION LLC	5/26/2010	1175	1046	I-2010-006398	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: NE/4
OK9270750-002	OK	WASHITA	ENERGY PROPERTIES LIMITED L P	CHESAPEAKE EXPLORATION LLC	10/27/2010	1187	523	I-2010-010144	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: NE/4
OK9270750-003	OK	WASHITA	WESTON PASS PARTNERS, LLC	CHESAPEAKE EXPLORATION LLC	10/25/2010	1187	520	I-2010-010143	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: NE/4
OK9270750-004	OK	WASHITA	APPLE BLOSSOM ROYALTIES LLC	CHESAPEAKE EXPLORATION LLC	11/10/2010	1189	233	I-2010-010777	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: NE/4
OK9270762-001	OK	WASHITA	MAP2004-OK	CHESAPEAKE EXPLORATION LLC	8/12/2010	1184	218	I-2010-009041	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: N/2 SE/4
OK9270776-001	OK	WASHITA	FARMERS ROYALTY COMPANY	CHESAPEAKE EXPLORATION LLC	12/2/2010	1192	480	I-2011-000574	011N	018W	0032	TOWNSHIP 11 NORTH - RANGE 18 WEST SECTION 32: S/2 SE/4
OK0000553-001	OK	WASHITA	WETER, LILLIE	ROBERT W MOORE	8/18/1971	406	491		011N	018W	0035	TOWNSHIP 11 NORTH-RANGE 18 WEST SECTION 35: S2
OK3530258-001	OK	WASHITA	DELP, JUNIOR & MARY FAYE	CHESAPEAKE EXPLORATION LP	3/22/2007	1067	977		011N	019W	0002

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 2: LOTS 19-22, BLK 7, ORIGINAL TOWNSITE OF FOSS, LOTS 1-24, BLK 1, LOTS 1-24, BLK 3, LOTS 1-24, BLK 4, LOTS 1-7 & 13-24, BLK 5, LOTS 1-24, BLK 6, LOTS 19-22, BLK 8, AND LOTS 1-24, BLK 9, LOTS 1-6 & 23-24, BLK 8, FIRST ADDITION TO THE TOWN ON FOSS, OKLAHOMA

OK5124306-018	OK	WASHITA	ST/OK - CLO UP-703	CHESAPEAKE EXPLORATION LP	7/21/2006	1047	666	I-2006-008175	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: SW/4 (1/2 M.R.) LTD TO DES MOINES GRANITE WASH
OK5124306-019	OK	WASHITA	HEINRICHS, N DALE & ANN	CHESAPEAKE EXPLORATION LP	1/5/2007	1067	204		011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: SW/4 LTD TO 16,927'
OK5124306-020	OK	WASHITA	EGGLESTON, CHERRI ANNE	CHESAPEAKE EXPLORATION LP	6/19/2007	1078	162	I-2007-007865	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: SW/4
OK5124306-021	OK	WASHITA	FINNELL- MULINIX, TERRI	CHESAPEAKE EXPLORATION LP	6/19/2007	1079	95	I-2007-008182	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: SW/4
OK5124306-022	OK	WASHITA	SEIBOLD ENERGY CO, INC	CHESAPEAKE EXPLORATION LLC	12/13/2007	1097	66	I-2008-001052	011N	019W	0002

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 2: SW/4

SECTION 2: LOTS 1-24, BLOCK 10

LOTS 13-20, BLOCK 15

1ST ADDITION TO THE TOWN OF FOSS

SECTION 2: LOTS 3 & 5-24, BLOCK 13

LOTS 1-24, BLOCK 14

LOTS 1-24, BLOCK 15

LOTS 1-24, BLOCK 16

LOTS 1-24, BLOCK 17

LOTS 7-24, BLOCK 18

LOTS 1-6, BLOCK 19

LOTS 1-22, BLOCK 20

LOTS 1-24, BLOCK 21

2ND ADDITION TO THE TOWN OF FOSS

OK5128332-013	OK	WASHITA	WORD, GENIVE	CHESAPEAKE EXPLORATION LP	12/12/2006	1060	597	I-2007-001399	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-014	OK	WASHITA	MOUSE, MONTE MARK	CHESAPEAKE EXPLORATION LP	12/12/2006	1060	809	I-2007-001477	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128332-015	OK	WASHITA	MOUSE, MELANI MARQUE	CHESAPEAKE EXPLORATION LP	12/12/2006	1060	595	I-2007-001398	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-016	OK	WASHITA	MOUSE, SHEILA	CHESAPEAKE EXPLORATION LP	12/12/2006	1060	811	I-2007-001478	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-017	OK	WASHITA	KENT, MONTE LYNN A/K/A MONTE LYNN MOUSE	CHESAPEAKE EXPLORATION LP	12/18/2006	1062	809	I-2007-002225	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-018	OK	WASHITA	MOUSE, LESLIE MERVIN & SAUNDRA	CHESAPEAKE EXPLORATION LP	12/12/2006	1062	435	I-2007-002087	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-019	OK	WASHITA	MOUSE, HEATHER A/K/A HEATHER KOEHN	CHESAPEAKE EXPLORATION LP	12/15/2006	1062	496	I-2007-002110	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-020	OK	WASHITA	TOLIN, MELISSA	CHESAPEAKE EXPLORATION LP	12/15/2006	1061	404	I-2007-001711	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-021	OK	WASHITA	MOUSE, STEPHANIE	CHESAPEAKE EXPLORATION LP	12/15/2006	1062	488	I-2007-002107	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3 & 4, S/2 NW/4
OK5128332-022	OK	WASHITA	MOUSE, STACEY	CHESAPEAKE EXPLORATION LP	12/15/2006	1063	128	I-2007-002352	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3 & 4, S/2 NW/4
OK5128332-023	OK	WASHITA	MOUSE, JANELLE NOW JACKSON	CHESAPEAKE EXPLORATION LP	12/15/2006	1061	402	I-2007-001710	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-024	OK	WASHITA	FANNING, TERRI MARGENE MOUSE	CHESAPEAKE EXPLORATION LP	12/18/2006	1074	289	I-2007-006428	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW
OK5128332-025	OK	WASHITA	MOUSE, MARVIN ARTHUR	CHESAPEAKE EXPLORATION LP	12/12/2006	1060	251	I-2007-001295	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4, S/2 NW/4
OK5128332-026	OK	WASHITA	MAP2003-NET	CHESAPEAKE EXPLORATION LP	6/28/2007	1077	236	I-2007-007545	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3 AND 4 AND S/2 NW/4 LTD TO 16,927'
OK5128332-027	OK	WASHITA	ALLAR COMPANY	CHESAPEAKE EXPLORATION LP	6/22/2007	1078	615	I-2007-007995	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 3, 4; S/2 OF NW/4 LTD TO 16,827'
OK5128379-005	OK	WASHITA	JONES, WANDA G	CHESAPEAKE EXPLORATION LP	1/23/2007	1067	145	I-2007-003930	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOT 1, SE/4 NE/4, A/D/A E/2 NE/4
OK5128379-006	OK	WASHITA	BALL, ALYCE LEA	CHESAPEAKE EXPLORATION LP	1/23/2007	1067	157		011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOT 1, SE/4 NE/4, A/D/A E/2 NE/4
OK5128379-007	OK	WASHITA	CAMP, JO N, F/K/ A JO N JONES	CHESAPEAKE EXPLORATION LP	1/23/2007	1072	285	I-2007-005747	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOT 1, SE/4 NE/4 A/D/A E/2 NE/4
OK5128379-008	OK	WASHITA	KILCREASE, JAMES G	CHESAPEAKE EXPLORATION LP	1/23/2007	1075	254	I-2007-006767	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOT 1, SE/4 NE/4, A/D/A E/2 NE/4
OK5128379-009	OK	WASHITA	BEUTLER, BENNIE	FLESHMAN AGENCY, INC.	5/7/2007	1071	299	I-2007-005400	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK5128379-010	OK	WASHITA	BEUTLER, RHETT J	FLESHMAN AGENCY, INC.	5/7/2007	1071	301	I-2007-005401	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1, 2, S/2 NE/4 A/D/A NE/4
OK9270005-001	OK	WASHITA	DODSON, CARL GREGORY	CHESAPEAKE EXPLORATION LLC	10/12/2007	1088	357	I-2007-011503	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 14, 1ST ADDITION TO TOWN OF FOSS
OK9270005-002	OK	WASHITA	GRETEMAN, MANDELL & LAQUITTA	CHESAPEAKE EXPLORATION LLC	11/6/2007	1093	394	I-2007-013186	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 7, ORIGINAL TOWNSITE OF FOSS
OK9270005-003	OK	WASHITA	GRETEMAN, DONALD GENE & BARBARA ANN REV LIV TR	CHESAPEAKE EXPLORATION LLC	10/12/2007	1101	532	I-2008-002476	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 7 ORIGINAL, TOWNSITE OF FOSS

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270005-004	OK	WASHITA	BARNHART, TODD ALAN	CHESAPEAKE EXPLORATION LLC	3/20/2008	1109	285	I-2008-005379	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLK 14, 1ST ADDITION TO THE TOWN OF FOSS
OK9270005-005	OK	WASHITA	GLASGOW, DEBORA GALE	CHESAPEAKE EXPLORATION LLC	2/15/2008	1105	457	I-2008-003902	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-6, BLOCK 14, ADDITION TO THE TOWN OF FOSS
OK9270012-000	OK	WASHITA	HOWES, LARRY & DORINDA	CHESAPEAKE EXPLORATION LLC	10/12/2007	1091	862	I-2007-012636	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 2-6; BLOCK 35; ORIGINAL TOWNSITE OF FOSS
OK9270013-000	OK	WASHITA	HOWES, LARRY P & DORINDA P	CHESAPEAKE EXPLORATION LLC	10/12/2007	1091	866	I-2007-012638	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 5-6, BLOCK 13; 1ST ADDITION TO THE TOWN OF FOSS
OK9270014-000	OK	WASHITA	HOWES, JANE & LARRY	CHESAPEAKE EXPLORATION LLC	10/12/2007	1091	864	I-2007-012637	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 11-14, S/2 LOT 10, BLOCK 11; 1ST ADDITION TO THE TOWN OF FOSS
OK9270015-000	OK	WASHITA	DEUTSCHENDORF, W J & EDA LOU	CHESAPEAKE EXPLORATION LLC	10/20/2007	1092	105	I-2007-012756	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 9-12, BLOCK 22; ORIGINAL TOWNSITE OF FOSS
OK9270016-000	OK	WASHITA	LEE, HENRY	CHESAPEAKE EXPLORATION LLC	10/12/2007	1091	853	I-2007-012632	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-5, BLOCK 17; 1ST ADDITION TO THE TOWN OF FOSS
OK9270017-000	OK	WASHITA	JOHNSON, LOIS R, LIVING TR DTD 5/28/98	CHESAPEAKE EXPLORATION LLC	10/12/2007	1091	857	I-2007-012634	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 13, 1ST ADDITION TO THE TOWN OF FOSS
OK9270018-001	OK	WASHITA	SCHONES, VERNA L	CHESAPEAKE EXPLORATION LLC	10/20/2007	1092	299	I-2007-012833	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-24, BLOCK 13, 1ST ADDITION TO THE TOWN OF FOSS
OK9270018-002	OK	WASHITA	PRESCOTT, KENNETH N	CHESAPEAKE EXPLORATION LLC	10/20/2007	1092	301	I-2007-012834	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-24, BLOCK 13, 1ST ADDITION TO THE TOWN OF FOSS
OK9270018-003	OK	WASHITA	PRESCOTT, CURTIS E	CHESAPEAKE EXPLORATION LLC	10/20/2007	1096	165	I-2005-000715	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-24, BLOCK 13, 1ST ADDITION TO THE TOWN OF FOSS
OK9270019-000	OK	WASHITA	SULLIVAN, NELDA J	CHESAPEAKE EXPLORATION LLC	10/20/2007	1091	1014	I-2007-012698	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-24, BLOCK 13; 1ST ADDITION TO THE TOWN OF FOSS
OK9270026-001	OK	WASHITA	FINNELL- MULINIX, TERRI	CHESAPEAKE EXPLORATION LLC	10/12/2007	1093	31	I-2007-013085	011N	019W	0002

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 2: LOTS 1-24; BLOCK 10; LOTS 13-20; BLOCK 15; 1ST ADDITION TO THE TOWN OF FOSS; LOT 3 & 5-24; BLOCK 13; LOTS 1-24; BLOCK 14; LOTS 1-24; BLOCK 15; LOTS 1-24; BLOCK 16; LOTS 1-24; BLOCK 17; LOTS 7-24; BLOCK 18; LOTS 1-6; BLOCK 19; LOTS 1-22; BLOCK 20; LOTS 1-24; BLOCK 21; 2ND ADDITION TO THE TOWN OF FOSS; LOTS 1-2 & 8; BLOCK 8; ORIGINAL TOWNSITE OF FOSS; LOTS 5-12 & W. 60' 21-24; BLOCK 15; 1ST ADDITION TO THE TOWN OF FOSS; LOTS 1-6; BLOCK 18; 2ND ADDITION TO THE TOWN OF FOSS

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270026-002	OK	WASHITA	EGGLESTON, CHERRI ANNE	CHESAPEAKE EXPLORATION LLC	10/12/2007	1094	674	I-2008-000223	011N	019W	0002

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 2: LOTS 1-24, BLOCK 10, LOTS 13-20, BLOCK 15, 1ST ADDITION TO THE TOWN OF FOSS, LOTS 3, 5-24, BLOCK 13, LOTS 1-24, BLOCKS 14-17, LOTS 7-24, BLOCK 18, LOTS 1-6, BLOCK 19, LOTS 1-22, BLOCK 20, LOTS 1-24, BLOCK 21, 2ND ADDITION TO THE TOWN OF FOSS, LOTS 1-2 & 8, BLOCK 8, ORIGINAL TOWNSITE OF FOSS, LOTS 5-12, W 60' 21-24, BLOCK 15, 1ST ADDITION TO THE TOWN OF FOSS, LOTS 1-6, BLOCK 18, 2ND ADDITION TO THE TOWN OF FOSS

OK9270027-000	OK	WASHITA	HALL, LARRY J & SHARON	CHESAPEAKE EXPLORATION LLC	10/12/2007	1094	672	I-2008-000222	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-12, BLOCK 12; 1ST ADDITION TO THE TOWN OF FOSS
OK9270028-000	OK	WASHITA	ROWLAN, ROY C TR, ROY C ROWLAN, TRST	CHESAPEAKE EXPLORATION LLC	10/12/2007	1091	848	I-2007-012630	011N	019W	0002

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 2: A TRACT OF LAND IN THE SE/4 DESCRIBED AS BEGINNING AT A POINT ON THE S LINE OF SAID SE/4 730' W OF THE SE/C SE/4, THENCE DUE W ALONG S LINE OF SE/4 TO A POINT WHERE THE S LINE OF THE SE/4 INTERSECTS THE SE LINE OF THE RR ROW, THENCE NORTHEASTERNLY ALONG SAID ROW A DISTANCE OF 756', THENCE SOUTHEASTERNLY TO THE POB.

LTD TO 16,927'

OK9270039-001	OK	WASHITA	HOWELL, ELIZAEBETH V	CHESAPEAKE EXPLORATION LLC	10/12/2007	1094	221	I-2008-000064	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-4, E 80' 21-24, BLOCK 15, 1ST ADDITION TO THE TOWN OF FOSS
OK9270040-001	OK	WASHITA	DAVIS, RON & TERESA	CHESAPEAKE EXPLORATION LLC	10/20/2007	1095	559	I-2008-000506	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-10, BLOCK 8, 1ST ADDITION TO THE TOWN OF FOSS
OK9270044-000	OK	WASHITA	BLAYLOCK, TIMOTHY STEVEN & NICOLE	CHESAPEAKE EXPLORATION LLC	10/20/2007	1095	564	I-2008-000508	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 5-7, BLOCK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270063-001	OK	WASHITA	WEICHEL, KATHY	CHESAPEAKE EXPLORATION LLC	2/20/2008	1102	870	I-2008-002922	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-14, BLOCK 8, LOTS 13-24, BLOCK 21, LOTS 13-18, BLOCK 22, ORIGINAL TOWNSITE OF FOSS
OK9270064-001	OK	WASHITA	DAVIS SR, WELDON K	CHESAPEAKE EXPLORATION LLC	2/14/2008	1101	335	I-2008-002399	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 8-12, BLOCK 5, 1ST ADDITION TO THE TOWN OF FOSS
OK9270070-001	OK	WASHITA	TOWN OF FOSS	CHESAPEAKE EXPLORATION LLC	2/20/2008	1105	628	I-2008-003978	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-5, BLK 21, LOTS 5-7, 20-24, BLK 8, LOT 6, BLK 21, LOT 1, BLK 35, ORIGINAL TOWNSITE OF FOSS
OK9270071-002	OK	WASHITA	STERMER, JILL LEIGH	CHESAPEAKE EXPLORATION LLC	3/10/2008	1106	319	I-2008-004234	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLK 14, 1ST ADDITION TO THE TOWN OF FOSS
OK9270071-003	OK	WASHITA	HOWARD, MARILYN	CHESAPEAKE EXPLORATION LLC	2/2/2008	1106	325	I-2008-004237	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 14, 1ST ADDITION TO THE TOWN OF FOSS

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270071-004	OK	WASHITA	STONE, SUSAN	CHESAPEAKE EXPLORATION LLC	2/2/2008	1106	323	I-2008-004236	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 14, 1ST ADDITION TO THE TOWN OF FOSS
OK9270071-005	OK	WASHITA	PENDERGRAFT, ANN	CHESAPEAKE EXPLORATION LLC	2/2/2008	1106	321	I-2008-004235	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 14, 1ST ADDITION TO THE TOWN OF FOSS
OK9270072-001	OK	WASHITA	PITZER, OMA JUNE & H W	CHESAPEAKE EXPLORATION LLC	2/4/2008	1105	848	I-2008-004059	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 15-18, BLK 8, LOTS 19-24, BLK 14, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-001	OK	WASHITA	PRICE JR, C A	CHESAPEAKE EXPLORATION LLC	3/28/2008	1108	9	I-2008-004893	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-002	OK	WASHITA	PRICE, LOIS	CHESAPEAKE EXPLORATION LLC	4/3/2008	1108	955	I-2008-005239	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-003	OK	WASHITA	DELP, MARY FAYE	CHESAPEAKE EXPLORATION LLC	3/28/2008	1108	310	I-2008-005013	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-004	OK	WASHITA	BURGESS, BETTY DIANNE	CHESAPEAKE EXPLORATION LLC	3/28/2008	1111	291	I-2008-006103	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLOCK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-005	OK	WASHITA	RANDOL, SAUNDRA J	CHESAPEAKE EXPLORATION LLC	3/28/2008	1105	449	I-2008-003898	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLOCK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-006	OK	WASHITA	MADDEN, CYNTHIA L	CHESAPEAKE EXPLORATION LLC	4/18/2008	1111	293	I-2008-006104	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLOCK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270080-007	OK	WASHITA	FREUDIGER, DARLENE	CHESAPEAKE EXPLORATION LLC	3/31/2008	1105	447	I-2008-003897	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLOCK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270084-001	OK	WASHITA	YEAKLEY, ROBERT A	CHESAPEAKE EXPLORATION LLC	4/30/2008	1111	36	I-2008-006009	011N	019W	0002

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 2: LOTS 1-24, BLOCK 49, ORIGINAL TOWNSITE OF FOSS AND A TRACT OF LAND IN THE SE/4 DESCRIBED AS BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SE/4 350' WEST OF THE SE/C SE/4, THENCE DUE WEST ALONG SOUTH LINE OF SE/4 390', THENCE DUE NORTH 110' TO THE CHANNEL OF TURKEY CREEK, THENCE NORTHWESTERNLY WITH THE MEANDERINGS OF TURKEY CREEK TO THE SOUTH LINE OF THE RR ROW, SAID POINT ROW TO THE POINT WHERE THE SAID ROW INTERSECTS THE EAST LINE OF WASHINGTON STREET, THENCE SOUTH ALONG EAST LINE OF WASHINGTON STREET TO THE SOUTH LINE OF SAID SE/4, BEING THE POINT OF BEGINNING, CONTAINING 6.69 ACRES

OK9270085-001	OK	WASHITA	FRANCO, SHERYL ANN CRYER	CHESAPEAKE EXPLORATION LLC	4/17/2008	1111	74	I-2008-006025	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-6, BLK 7, ORIGINAL TOWNSITE OF FOSS SURFACE TO 100' BLW S.E. OF DES MOINES FM.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270086-000	OK	WASHITA	PRICE II, TERRY VAUGHN & MENDY MICHELLE	CHESAPEAKE EXPLORATION LLC	5/7/2008	1111	289	I-2008-006102	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-24, BLOCK 12, ALL IN THE 1ST ADDITION TO THE TOWN OF FOSS
OK9270109-001	OK	WASHITA	AKRIDGE, PATSY CARLENE	CHESAPEAKE EXPLORATION LLC	2/5/2008	1104	82	I-2008-003380	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-20, BLOCK 36, ORIGINAL TOWNSITE OF FOSS
OK9270109-002	OK	WASHITA	MELVIN, JOHN & FANCHON REV LIV TR, FANCHON N MELVIN, TRST	CHESAPEAKE EXPLORATION LLC	2/5/2008	1104	238	I-2008-003441	011N	019W	0002	TOWNHSIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-20, BLOCK 36, ORIGINAL TOWN OF FOSS
OK9270109-003	OK	WASHITA	MELVIN, EDITH MARGARET LIFE ESTATE	CHESAPEAKE EXPLORATION LLC	2/5/2008	1105	846	I-2008-004058	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-20, BLOCK 36, ORIGINAL TOWNSITE OF FOSS
OK9270180-000	OK	WASHITA	JOHNSON, STEVE & BRENDA	CHESAPEAKE EXPLORATION LLC	2/18/2008	1105	850	I-2008-004060	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 11-14, BLOCK 8, LOTS 22-27, BLOCK 16, 1ST ADDITION TO THE TOWN OF FOSS
OK9270181-000	OK	WASHITA	FIRST BAPTIST CHURCH OF FOSS	CHESAPEAKE EXPLORATION LLC	2/20/2008	1106	689	I-2008-004407	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 7-12, BLOCK 14, 1ST ADDITION TO THE TOWN OF FOSS
OK9270204-001	OK	WASHITA	WASHITA COUNTY SCHOOL DISTRICT #1-11	CHESAPEAKE EXPLORATION LLC	4/11/2008	1105	405	I-2008-003879	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOT 1-24, 1ST ADDITION TO THE TOWN OF FOSS SURFACE TO 100' BLW S.E. OF DES MOINES FM.
OK9270204-002	OK	WASHITA	JORDON, LENA MAE A/K/A LENA SANDERS JORDAN	CHESAPEAKE EXPLORATION LLC	5/12/2008	1118	489	I2008 008596	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 13-14, BLOCK 8, LOTS 13-24, BLOCK 21, LOTS 19-24, BLOCK 22, ALL IN THE ORGINAL TOWNSITE OF FOSS SURFACE TO 100' BLW S.E. OF DES MOINES FM
OK9270205-001	OK	WASHITA	JONES, JANET RUTH	CHESAPEAKE EXPLORATION LLC	5/12/2008	1118	765	I-2008-008715	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 19-24, BLOCK 22, IN THE ORIGINAL TOWNSITE OF FOSS SURFACE TO 100' BLW S.E. OF DES MOINES FM
OK9270207-001	OK	WASHITA	PRICE, RAY MARVIN	CHESAPEAKE EXPLORATION LLC	4/17/2008	1107	80	I-2008-004590	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLOCK 11, 1ST ADDITION TO THE TOWN OF FOSS
OK9270207-002	OK	WASHITA	PRICE, LARRY LYNN REVOCABLE TRUST DTD 12/11/80	CHESAPEAKE EXPLORATION LLC	6/10/2008	1111	809	I-2008-006295	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: LOTS 1-3, 22-24, BLOCK 11, ALL IN THE 1ST ADDITION TO THE TOWN OF FOSS SURFACE TO 100' BLW S.E. OF DES MOINES FM
OK9270208-001	OK	WASHITA	OCC #555266/CD # 200803220	COI-CELLC	6/12/2008			UNRECORDED	011N	019W	0002	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 2: ALL LTD TO BROWN DOLOMITE, PERMIAN GRANITE WASH, UPPER-TONKAWA (DOUGLAS), LOWER TONKAWA, & DES MOINES COMMON SOURCES OF SUPPLY
OK5128334-028	OK	WASHITA	FANNING, TERRI MARGENE MOUSE	CHESAPEAKE EXPLORATION LLC	1/19/2010	1162	368	1-2010-001632	011N	019W	0003	TOWNSHIP 11 NORTH – RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-029	OK	WASHITA	MOUSE, SAUNDRA & LESLIE MERVIN	CHESAPEAKE EXPLORATION LLC	1/19/2010	1160	423	1-2010-001068	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128334-030	OK	WASHITA	KENT, MONTE LYNN	CHESAPEAKE EXPLORATION LLC	2/17/2010	1164	269	I-2010-002354	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-031	OK	WASHITA	ALLAR COMPANY	CHESAPEAKE EXPLORATION LLC	4/1/2010	1169	414	I-2010-004176	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: LOTS 1-2, S/2 NE/4, SE/4, E/2 SW/4
OK5128334-032	OK	WASHITA	MOUSE, HEATHER A/K/A HEATHER KOEHN	CHESAPEAKE EXPLORATION LLC	4/29/2010	1174	492	I-2010-005883	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-033	OK	WASHITA	TOLIN, MELISSA	CHESAPEAKE EXPLORATION LLC	4/30/2010	1171	897	I-2010-005054	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-034	OK	WASHITA	WORD, GENIVE	CHESAPEAKE EXPLORATION LLC	5/3/2010	1174	476	I-2010-006879	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-035	OK	WASHITA	MOUSE, STEPHANIE	CHESAPEAKE EXPLORATION LLC	4/30/2010	1173	954	I-2010-005676	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-036	OK	WASHITA	GEUBELLE, STACEY MOUSE	CHESAPEAKE EXPLORATION LLC	5/19/2010	1173	942	I-2010-005673	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-037	OK	WASHITA	MOUSE, MARVIN ARTHUR	CHESAPEAKE EXPLORATION LLC	4/30/2010	1171	802	I-2010-005028	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-038	OK	WASHITA	MOUSE, MELANI M	CHESAPEAKE EXPLORATION LLC	4/30/2010	1171	806	I-2010-005029	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-039	OK	WASHITA	MOUSE, MONTE M	CHESAPEAKE EXPLORATION LLC	4/30/2010	1173	950	I-2010-005675	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-040	OK	WASHITA	MOUSE, LESLIE MERVIN & SAUNDRA	CHESAPEAKE EXPLORATION LLC	1/19/2010	1160	421	I-2010-001067	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: E/2, E/2 SW/4
OK5128334-041	OK	WASHITA	MAP2003-NET	CHESAPEAKE EXPLORATION LLC	9/30/2010	1191	149	I-2011-000195	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: LOTS 1, 2, S/2 NE/4, SE/4, E/2 SW/4
OK9270760-000	OK	WASHITA	TAYLOR MANAGEMENT LLC	CHESAPEAKE EXPLORATION LLC	7/23/2010	1178	575	I-2010-007246	011N	019W	0003	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 3: LOT 3 (40.32 ACRES), LOT 4 (40.40 ACRES), S/2 NW/4, W/2 SW/4
OK3530196-001	OK	WASHITA	FISHER, BARBARA J	CHESAPEAKE EXPLORATION LP	12/22/2006	1060	246	I-2007-001293	011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: S/2 SW/4
OK3530197-001	OK	WASHITA	SUMMERS, PATRICIA KAY	CHESAPEAKE EXPLORATION LP	1/2/2007	1060	243	I-2007-001292	011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: S/2 SE/4 LTD TO 24,569'
OK3530197-002	OK	WASHITA	JONES, JOHN O	CHESAPEAKE EXPLORATION LP	1/2/2007	1060	248	I-2007-001294	011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: S/2 SE/4 LTD TO 24,569'
OK5124325-002	OK	WASHITA	WHITE, HARVEY E ENTERPRISES	CHESAPEAKE EXPLORATION LP	5/30/2006	1042	169	I-2006-6063	011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: N/2 S/2
OK5124325-003	OK	WASHITA	ALLAR COMPANY	CHESAPEAKE EXPLORATION LP	8/28/2007	1083	987	I-2007-009915	011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: N/2 S/2 LTD TO 17,130
OK5124325-004	OK	WASHITA	SEIBOLD ENERGY CO, INC	CHESAPEAKE EXPLORATION LLC	12/13/2007	1097	69	I-2008-001053	011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: N/2 S/2, S/2 SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124329-012	OK	WASHITA	PENDLETON, DANNY L & SHIRLEY ANN	CHESAPEAKE EXPLORATION LP	3/31/2006	1050	331	I-2006-009123	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: N/2, LESS AND EXCEPT 3 TRACTS TOTALING 18.97 ACRES DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON SOUTH LINE OF HWY 66 AT INTERSECTION OF HWY 66 WITH EAST LINE OF NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG SOUTH LINE OF.HWY 66,1733'; THENCE SOUTH 92'; THENCE EAST 1601' TO EAST LINE OF SAID NE/4; THENCE NORTH 666' TO POB CONTAINING 14.97 ACRES M/L. AND LESS AND EXCEPT A PART OF NE/4 BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF NE/C OF SECTION 11; SAID POB BEING INTERSECTION OF NORTH ROW LINE OF U.S. HWY 66 AND WEST ROW LINE OF A COUNTY ROAD; THENCE NORTH 295'; THENCE SOUTH 69 DEGREES 45' WEST PARALLEL TO NORTH ROW LINE OF U.S. HWY 66 A DISTANCE OF 317'; THENCE SOUTH A DISTANCE OF 295' TO NORTH ROW LINE OF U.S. HWY 66; THENCE NORTH AND EAST ALONG SAID ROW LINE A DISTANCE OF 317' AND LESS AN EXCEPT A TRACT OF LAND BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF NE/C OF SECTION 11, SAID POINT BEING THE INTERSECTION OF NORTH ROW LINE OF HWY 66 AND WEST ROW LINE OF A COUNTY ROAD; THENCE SOUTH 69 DEGREES 45' WEST ALONG NORTH LINE OF U.S. HWY ROW A DISTANCE OF 317' TO POB; THENCE NORTH 208.7'; THENCE SOUTH 69 DEGREES 45' WEST PARALLEL WITH NORTH LINE OF ROW OF HWY 66 A DISTANCE OF 439.4'; THENCE SOUTH 208.7'; THENCE NORTH AND EAST ALONG SAID ROW LINE OF SAID HWY 66 A DISTANCE OF 439.4' TO POB CONTAINING 2.0 ACRES M/L

OK5124329-013	OK	WASHITA	KINDSFATHER, WILLIAM LEONARD	CHESAPEAKE EXPLORATION LP	2/17/2006	1035	874	I-2006-003662	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A 14.97 ACRE TRACT DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HIGHWAY 66 AT THE INTERSECTION OF HWY 66 WITH THE EAST LINE OF THE NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE SOUTH LINE OF HWY 6, 1733 FEET; THENCE SOUTH 92 FEET; THENCE EAST 1601 FEET TO THE EAST LINE OF SAID NE/4; THENCE NORTH 666 FEET TO THE POB CONTAINING 14.97 ACRES M/L

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124329-014	OK	WASHITA	WILSON, BILLY DEAN	CHESAPEAKE EXPLORATION LP	6/5/2006	1042	890	I-2006-6292	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: DESCRIPTION OF LANDS COVERED: N/2 LESS AND EXCEPT 3 TRACTS TOTALING 18.97 DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HWY 66 AT THE INTERSECTION OF HWY 66 WITH THE EAST LINE OF THE NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE SOUTH LINE OF HWY 66, 1733'; THENCE SOUTH 92'; THENCE EAST 160.1' TO THE EAST LINE OF SAID NE/4; THENCE NORTH 666' TO THE POB CONTAINING 14.97 ACRES M/L & LESS AND EXCEPT A PART OF THE NE/4 BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF THE NE/C OF SECTION 11; SAID POB BEING THE INTERSECTION OF THE NORTH ROW LINE OF US HWY 66 AND THE WEST ROW LINE OF A COUNTY ROAD; THENCE NORTH 295' THENCE SOUTH 69 DEGREES 45' WEST PARALLEL TO THE NORTH ROW LINE OF US HWY 66 A DISTANCE OF 317'; THENCE SOUTH A DISTANCE OF 295' TO THE NORTH ROW LINE OF US HWY 66; THENCE NORTH AND EAST ALONG SAID ROW LINE A DISTANCE OF 317' TO THE POB & LESS AND EXCEPT A TRACT OF LAND BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF THE NE/C OF SECTION 11, SAID POINT BEING THE INTERSECIION OF THE NORTH ROW LINE OF US HWY 66 AND THE WEST ROW LINE OF US HWY 66 AND THE WEST ROW LINE OF A COUNTY ROAD; THENCE SOUTH 69 DEGREES 45' WEST ALONG THE NORTH LINE OF US HWY ROW A DISTANCE OF 317' TO THE POB; THENCE NORTH 208.7': THENCE SOUTH 69 DEGREES 45' WEST PARALLEL '10 THE NORTH LINE OF THE ROW OF US HWY 66 A DISTANCE OF 4394'; THENCE SOUTH 208.7'; THENCE NORTH AND EAST ALONG SAID ROW LINE OF SAID US HWY 66 A DISTANCE OF 439.4' TO THE POB CONTAINING 10 ACRES M/L

LTD TO 17230'

OK5124329-015	OK	WASHITA	ROWLEY, JOLENE	CHESAPEAKE EXPLORATION LP	6/5/2006	1043	616	I-2006-6541	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: N/2 LESS AND EXCEPT 3 TRACTS TOTALING 18.97 DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HWY 66 AT THE INTERSECTION OF HWY 66 WITH THE EAST LINE OF THE NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE SOUTH LINE OF HWY 66, 1733'; THENCE SOUTH 92'; THENCE EAST 1601' TO THE EAST LINE OF SAID NE/4; THENCE NORTH 666' TO THE POB CONTAINING 14.97 ACRES M/L & LESS AND EXCEPT A PART OF THE NE/4 BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF THE NE/C OF SECTION 11; SAID POB BEING THE INTERSECTION OF THE NORTH R-O-W LINE OF US HWY 66 AND THE WEST R-O-W LINE OF A COUNTY ROAD; THENCE NORTH 295' THENCE SOUTH 69 DEGREES 45' WEST PARALLEL TO THE NORTH R-O-W LINE OF US HWY 66 A DISTANCE OF 317'; THENCE SOUTH A DISTANCE OF 295' TO THE NORTH R-O-W LINE OF US HWY 66; THENCE NORTH AND EAST ALONG SAID R-O-W LINE A DISTANCE OF 317' TO THE POB & LESS AND EXCEPT A TRACT OF LAND BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF THE NE/C OF SECTION 11, SAID POINT BEING THE INTERSECTION OF THE NORTH R-O-W LINE OF US HWY 66 AND THE WEST R-O-W LINE OF US HWY 66 AND THE WEST R-O-W LINE OF A COUNTY ROAD; THENCE SOUTH 69 DEGREES 45' WEST ALONG THE NORTH LINE OF US HWY R-O-W A DISTANCE OF 317' TO THE POB; THENCE NORTH 208.7'; THENCE SOUTH 69 DEGREES 45' WEST PARALLEL TO THE NORTH LINE OF THE R-O-W OF US HWY 66 A DISTANCE OF 439.4'; THENCE SOUTH 208.7'; THENCE NORTH AND EAST ALONG SAID R-O-W LINE OF SAID US HWY 66 A DISTANCE OF 439.4' TO THE POB CONTAINING 2.0 ACRES M/L.

LTD TO 17230'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124329-016	OK	WASHITA	DUGGER, GARY WAYNE, PATSY JOLENE ROWLEY AS AIF	CHESAPEAKE EXPLORATION LP	6/5/2006	1045	782	I-2006-007435	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: N/2 LESS AN EXCEPT 3 TRACTS TOTALING 18.97 DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON SOUTH LINE OF HWY 66 AT INTERSECTION OF HWY 66 WITH EAST LINE OF NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG SOUTH LINE OF HWY 66, 1733'; THENCE SOUTH 92'; THENCE EAST 1601' TO EAST LINE OF SAID NE/4; THENCE NORTH 666' TO POB CONTAINING 14.97 ACRES M/L & LESS AND EXCEPT A PART OF NE/4 BEGINNING AT A POINT 962.3' SOUTH AND 40' WEST OF NE/C OF SECTION 11; SAID POB BEING INTERSECTION OF NORTH ROW LINE OF US HWY 66 AND WEST ROW LINE OF A COUNTY ROAD; THENCE NORTH 295' THENCE SOUTH 69 DEGREES 45' WEST PARALLEL TO NORTH ROW LINE OF US HWY 66 A DISTANCE OF 317'; THENCE SOUTH A DISTANCE OF 295' TO NORTH ROW LINE OF US HWY 66; THENCE NORTH AN EAST ALONG SAID ROW LINE A DISTANCE OF 317' TO POB & LESS AN EXCEPT A TRACT OF LAND BEGINNING AT A POINT 962.3' SOUTH & 40' WEST OF NE/C OF SECTION 11, SAID POINT BEING INTERSECTION OF NORTH ROW LINE OF US HWY 66 & WEST ROW LINE OF US HWY 66 & WEST ROW LINE OF A COUNTY ROAD; THENCE SOUTH 69 DEGREES 45' WEST ALONG NORTH LINE OF US HWY ROW A DISTANCE OF 317' TO POB; THENCE NORTH 208.7'; THENCE SOUTH 69 DEGREES 45' WEST PARALLEL TO NORTH LINE OF ROW OF US HWY 66 A DISTANCE OF 439.4'; THENCE SOUTH 208.7'; THENCE NORTH & EAST ALONG SAID ROW LINE OF SAID US HWY 66 A DISTANCE OF 439.4' TO POB CONTAINING 2.0 ACRES M/L.

LTD TO 17230'

OK5124329-017	OK	WASHITA	KARBER, DEBRA DEANN	CHESAPEAKE EXPLORATION LP	6/5/2006	1099	64	I-2008-001753	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: N/2 L/E 3 TRACTS TOTALING 18.97 DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HWY 66 AT THE INTERSECTION OF HWY 66 WITH THE E LINE OF THE NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE S LINE OF HWY 66, 1733; THENCE S 92'; THENCE E 1601' TO THE E LINE OF SAID NE/4; THENCE N 666' TO THE POB CONTAINING 14.97 ACRES M/L & L/E A PART OF THE NE/4 BEGINNING AT A POINT 962.3' S AND 40' W OF THE NE/C OF SECTION 11; SAID POB BEING THE INTERSECTION OF THE N ROW LINE OF US HWY 66 AND THE W ROW LINE OF A COUNTY ROAD; THENCE N 295' THENCE S 69° 45' WEST PARALLEL TO THE N ROW LINE OF US HWY 66 A DISTANCE OF 317; THENCE S A DISTANCE OF 295' TO THE N ROW LINE OF US HWY 66; THENCE N AND E ALONG SAID ROW LINE A DISTANCE OF 317' TO THE POB & LESS AND EXCEPT A TRACT OF LAND BEGINNING AT A POINT 962.3' SOUTH AND 40' W OF THE NE/C OF SECTION 11, SAID POINT BEING THE INTERSECTION OF THE N ROW LINE OF US HWY 66 AND THE WEST ROW LINE OF US HWY 66 AND THE W ROW LINE OF A COUNTY ROAD; THENCE S 69° 45' W ALONG THE N LINE OF US HWY ROW A DISTANCE OF 317' TO THE POB; THENCE N 208.7'; THENCE S 69° 45' W PARALLEL TO THE N LINE OF THE ROW OF US HWY 66 A DISTANCE OF 439.4'; THENCE S 208.7'; THENCE N AND E ALONG SAID ROW LINE OF SAID US HWY 66 A DISTANCE OF 439.4 TO THE POB CONTAINING 2.0 ACRES M/L.

LTD TO 17230'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124329-018	OK	WASHITA	CHILDRESS, GERALD D	CHESAPEAKE EXPLORATION LP	1/23/2007	1072	302	I-2007-005754	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A 14.97 ACRE TRACT DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HIGHWAY 66 AT THE INTERSECTION OF HWY 66 WITH THE EAST LINE OF THE NE/4; THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE SOUTH LINE OF HWY 66, 1733'; THENCE SOUTH 92'; THENCE EAST 1601' TO THE EAST LINE OF SAID NE/4; THENCE NORTH 666' TO THE P.O.B. CONTAINING 14.97 ACRES.

OK5124329-019	OK	WASHITA	PACE, LINDA J	CHESAPEAKE EXPLORATION LP	1/23/2007	1067	147	I-2007-003931	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A 14.97 ACRE TRACT DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE S LINE OF HWY 66 AT THE INTERSECTION OF HWY 66 WITH THE E LINE OF THE NE/4, THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE S LINE OF HWY 66, 1733', THENCE S 92', THENCE E 1601' TO THE E LINE OF SAID NE/4, THENCE N 666' TO THE POB

OK5124329-020	OK	WASHITA	KARBER, DEBRA DEANN	CHESAPEAKE EXPLORATION LLC	6/19/2007	1099	64	I-2008-001753	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: N/2, L & E A TRACT DESCRIBED AS BEGINNING AT A POINT OF 962.3' SOUTH & 40' WEST OF THE NE/C NE/4, BEING THE INTERSECTION OF THE NORTH ROW LINE OF HWY 66 & THE WEST ROW LINE OF A COUNTY RD; THENCE SOUTH 69''45' WEST ALONG THE NORTH ROW LINE OF HWY 66A DISTANCE OF 317' TO THE POB; THENCE NORTH 208.7', THENCE SOUTH 69''45' WEST (OR PARALLEL WITH THE NORTH ROW LINE OF HWY 66) A DISTANCE OF 439.4, THENCE SOUTH 208.7'M THENCE NORTH & EAST ALONG SAID ROW A DISTANCE OF 439.4 TO THE POB, CONTAINING 2.1052 AC , M/L; L & E A TRACT DESCRIBED AS BEGINNING AT A POINT ON THE SOUTH LINE OF HWY 66, AT THE INTERSECTION OF HWY 66, WITH THE EAST LINE OF THE NE/4, THENCE SOUTHWESTERLY ALONG THE SOUTH LINE OF HWY 66 A DISTANCE OF 1,733', THENCE SOUTH 92', THENCE EAST 1,601' TO A POINT ON THE EAST LINE OF THE NE/4, THENCE NORTH 666' TO THE POB, CONTAINING 13.9297 ACRES, M/L

IT IS THE INTENT OF THE LESSOR TO NOT LEASE & TO RETAIN FOR PARTICIPATION PURPOSES 3.515 NET MINERAL ACRES.

LTD TO 17,230'

OK5124329-021	OK	WASHITA	WRIGHT, JOHNIE BYRON, A/ K/A JOHNIE BYRON WRIGHT	CHESAPEAKE EXPLORATION LLC	11/13/2007	1092	222	I-2007-012797	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A 14.97 AC TRACT BEGINNING AT POINT ON THE S LINE OF HWY 66 AT INTERSECTION OF HWY 66 WITH E LINE OF NE/4, THENCE IN SOUTHWESTERLY DIRECTION ALONG S LINE OF HWY 66, 1733', THENCE S 92', THENCE E 1601' TO E LINE OF SAID NE/4, THENCE N 666' TO POB

LTD TO SURFACE TO BASE OF DES MOINES FM

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124329-022	OK	WASHITA	VALENTINE, MICHAEL RAY	CHESAPEAKE EXPLORATION LLC	11/16/2007	1097	300	I-2008-001145	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A 14.97 AC TRACT DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HWY 66 AT THE INTERSECTION OF HWY 66 WITH THE EAST LINE OF THE NE/4, THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE SOUTH LINE OF HWY 66, 1733 FT, THENCE SOUTH 92 FT, THENCE EAST 1601 FT TO THE EAST LINE OF SAID NE/4, THENCE NORTH 666 FT TO THE POB CONTAINING 14.97 AC M/L.

OK5124329-023	OK	WASHITA	BUTLER, MARY DAVIS	CHESAPEAKE EXPLORATION LLC	11/30/2007	1095	733		011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A 14.97 AC TRACT DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF HIGHWAY 66 AT THE INTERSECTION OF HWY 66 WITH THE EAST LINE OF THE NE/4, THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE SOUTH LINE OF HWY 66, 1733', THENCE SOUTH 92', THENCE EAST 1601' TO THE EAST LINE OF SAID NE/4, THENCE NORTH 666' TO THE POB

OK5124329-024	OK	WASHITA	ASHLEY, ANNE DAVIS	CHESAPEAKE EXPLORATION LLC	11/20/2007	1098	1023	I-2008-001726	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: BEGINNING ON THE S LINE OF HWY 66 AT THE INTERSECTION OF HWY 66 WITH THE E LINE OF THE NE/4, THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE S LINE OF HWY 66, 1733', THENCE S 92', THENCE E 1601' TO THE E LINE OF SAID NE/4, THENCE N 666' TO THE POB

OK9270245-001	OK	WASHITA	MAXWELL, JACK D, A/K/A TUCK MAXWELL	CHESAPEAKE EXPLORATION LLC	4/1/2008	1125	778	I-2008-011285	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A TRACT DESCRIBED AS BEGINNING AT A POINT ON THE SOUTH LINE OF HIGHWAY 66, AT THE INTERSECTION OF HIGHWAY 66 WITH THE EAST LINE OF THE NE/4, THENCE SOUTHWESTERLY ALONG THE SOUTH LINE OF HIGHWAY 66 A DISTANCE OF 1,733', THENCE SOUTH 92', THENCE EAST 1,601' TO THE EAST LINE, THENCE NORTH 666' TO THE POB

OK9270245-002	OK	WASHITA	MAXWELL, JOHN D	CHESAPEAKE EXPLORATION LLC	4/1/2008	1125	780	I-2008-011286	011N	019W	0011

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 11: A TRACT DESCRIBED AS BEGINNING AT A POINT ON THE SOUTH LINE OF HIGHWAY 66, AT THE INTERSECTION OF HIGHWAY 66 WITH THE EAST LINE OF THE NE/4, THENCE SOUTHWESTERLY ALONG THE SOUTH LINE OF THE HIGHWAY 66 A DISTANCE OF 1,733', THENCE SOUTH 92', THENCE EAST 1,601' TO THE EAST LINE, THENCE NORTH 666' TO THE POB

OK9270245-003	OK	WASHITA	OCC #547304/CD #200707053	COI-CELLC	12/3/2007				011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: ALL BROWN DOLOMITE, DES MOINES, HOXBAR, PERMIAN GRANIT WASH, LOWER TONKAWA & UPPER TONKAWA (DOUGLAS) SEPARATE COMMON SOURCES OF SUPPLY

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270245-004	OK	WASHITA	CLUCK, MADELINE LIV TR DTD 4/6/84, MADELINE CLUCK, TRST	SUPERIOR ENERGY, LLC	7/24/2006	1063	752		011N	019W	0011	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 11: S/2 SW/4
OK3530221-001	OK	WASHITA	DORCHESTER MINERALS OKLAHOMA LP	CHESAPEAKE EXPLORATION LP	4/12/2007	1068	884	I-2007-004550	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4, NE/4, LESS 15 ACRES DESCRIBED AS FOLLOWS: BEGINNING AT THE NW CORNER OF SAID SECTION, THENCE 40 RODS EAST, THEN 60 RODS SOUTH, THEN 40 RODS WEST, THENCE 60 RODS NORTH TO THE POB

LTD TO 17,120' - BRANSON 1-1H

OK3530221-002	OK	WASHITA	MEKUSUKEY OIL COMPANY, INC	WARD PETROLEUM CORP	6/14/2006	1040	713	I-2006-005546	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4, NE/4 L/E TRACT OF LAND CONTAINING 15 AC, MOL, DESCRIBED AS FOLLOWS: BEGINNING AT NW/C OF NE/4, THENCE S 60 RODS, THENCE E 40 RODS, THENCE N 60 RODS, THENCE W 40 RODS TO POB

OK3530221-003	OK	WASHITA	GLADSTONE ROYALTIES LLC	CHESAPEAKE EXPLORATION LLC	11/9/2007	1090	994	I-2007-012463	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: NE/4, E/2 SE/4, L/E 2 TRACTS. TRACT 7 - A TRACT BEGINNING NW/C NE/4, THENCE S 60 RODS, THENCE E 40 RODS, THENCE N 60 RODS, THENCE W 40 RODS TO THE POB, L/E TRACTS 8 AND 9, CONTAINING 4.75, MORE OR LESS

TRACT 8 - A TRACT BEGINNING AT A POINT ON THE WEST LINE OF NW/4 NE/4 THAT IS 33' S OF NW/4 NE/4, THENCE S 373.4' TO POINT ON PRESENT ROW LINE OF US HWY 66, THENCE NORTHEASTERLY ALONG ROW ON A CURVE TO LEFT HAVING A RADIUS OF 11,334.2' A DISTANCE OF 530.2' TO POINT 33' S OF N LINE OF NW/4 NE/4, THENCE W 374.3' TO POB, AND A TRACT BEGINNING AT POINT ON PRESENT S ROW LINE OF US HWY N 66 A DISTANCE OF 161.2' S OF N LINE AND 660' E OF W LINE OF NW/4 NE/4, THENCE SOUTHWESTERLY ALONG SAID ROW LINE ON A CURVE TO RIGHT HAVING RADIUS OF 11,619' A DISTANCE OF 346.7' TO POINT ON UNDERGROUND CABLE OF AT&T COMPANY, THENCE N 87°38' E ALONG SAID CABLE A DISTANCE OF 248' TO POINT 660' E OF W LINE OF NW/4 NE/4, THENCE N A DISTANCE OF 229.1' TO POB

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124304-004	OK	WASHITA	PITZER, OMA JUNE LIVING TRUST, A REV TR DTD 6/17/98	CAPITAL LAND SERVICES, INC	12/10/2004	976	564		011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: W/2 SE/4, NW/4, L/E A TRACT IN THE NW/4 DESCRIBED AS FOLLOWS: BEGINNING AT THE NW/C OF SAID NW/4; THENCE SOUTH 1335' TO THE NW/C OF FOSS CEMETERY; THENCE NORTH 88 DEGREES EAST 497'; THENCE SOUTH 15 DEGREES EAST 467'; THENCE NORTH 74 DEGREES EAST 444.5'; THENCE NORTH 18.5 DEGREES WEST 366'; THENCE NORTH 31 DEGREES WEST 288'; THENCE THENCE NORTH 21 DEGREES WEST 546'; THENCE NORTH 31 DEGREES WEST 421.5'; THENCE NORTH 15 DEGREES WEST 246' TO THE NORTH BOUNDARY LINE OF SAID NW/4, THENCE WEST ALONG NORTH BOUNDARY LINE 95' TO THE POB

OK5124304-005	OK	WASHITA	PROSPECT COMPANY	SCOUT ROYALTY CORP	10/21/2004	906	935	I-2004-007645	011N	019W	0012	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 12: W/2 SE/4, NW/4
OK5124304-006	OK	WASHITA	PITZER, OMA JUNE LIVING TRUST	CHESAPEAKE EXPLORATION LP	1/8/2007	1060	237	I-2007-001290	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: W/2 SE/4 & NW/4

L & E 2 METES & BOUNDS TRACTS IN NW/4, #1 BEING 5.3 AC MORE ACCURATELY DESC IN THAT CERTAIN WARRANTY DEED DATED 4/2/1905 BETWEEN JAMES DAVIS, ETUX, AS GRANTOR, TO THE TOWN OF FOSS, AS GRANTEE, RECORDED AT BOOK 14, PAGE 293. #2 BEING 2.2 AC MORE ACCURATELY DESC IN THAT CERTAIN WARRANTY DEED DATED 4/15/1976 FROM H.W. PITZER & OMA JUNE PITZER, AS GRANTOR, TO BEN BRANSON & KAY BRANSON, H&W, AS GRANTEE, RECORDED AT BOOK 450, PAGE 185.

LTD TO 16,900'

OK5124304-007	OK	WASHITA	PITZER, H W LIVING TR DTD 06/17/98	CHESAPEAKE EXPLORATION LP	1/8/2007	1060	240	I-2007-001291	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: W/2 SE/4 & NW/4

L & E 2 METES & BOUNDS TRACTS IN NW/4, #1 BEING 5.3 AC MORE ACCURATELY DESC IN THAT CERTAIN WARRANTY DEED DATED 4/2/1905 BETWEEN JAMES DAVIS, ETUX, AS GRANTOR, TO THE TOWN OF FOSS, AS GRANTEE, RECORDED AT BOOK 14, PAGE 293. #2 BEING 2.2 AC MORE ACCURATELY DESC IN THAT CERTAIN WARRANTY DEED DATED 4/15/1976 FROM H.W. PITZER & OMA JUNE PITZER, AS GRANTOR, TO BEN BRANSON & KAY BRANSON, H&W, AS GRANTEE, RECORDED AT BOOK 450, PAGE 185.

LTD TO 16,900'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5124304-008	OK	WASHITA	JONES, MICHAEL ALAN	WARD PETROLEUM CORP	12/11/2006	1056	555	I-2006-011439	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: A 15.5 AC TRACT IN THE NW/4 OF SAID SECTION DESCRIBED AS FOLLOWS: BEGINNING AT INTERSECTION OF THE EAST ROW LINE & OVERFLOW CHANNEL FOR SAND CREEK ALONG STATE HIGHWAY 44 (SH-44) BEARING S 00°48'42” W 29.58’ & S 89° 11' L8” E 50.03’ FROM NW/C OF SAID NW/4, THENCE ALONG SAID E ROW LINE S 00° 48'42” W 763.04’ & S 44° 11' L8” E 118.37’ TO A POINT ON THE NORTHERLY ROW LINE OF USROUTE 66 (US-66), THENCE N 69° 35' 00” E 378.87’ ALONG SAID NORTHERLY ROW LINE TO CENTERLINE OF SAID SAND CREEK, THENCE ALONG SAID CENTERLINE OF SAND CREEK N 24° DEGREES 51' 57” W 316.16’, THENCE N 26° DEGREES 10' 03” W 75.65’, THENCE N 35° 33' 40” W 181.41’, THENCE N 20 ° 03' 36” W 75.24’ & N 15° 43' 00” W 137.79’, THENCE N 83° 45' 52” W 92.38’TO POB, TOGETHER WITH ANY AND ALL ACCRETION AND RIPARIAN RIGHTS PERTAINING THERETO, ALSO: THE NW/4: L/E THE FOLLOWING DESCRIBED TRACTS OF LAND: BEGINNING AT NW/C OF SAID SECTION, THENCE S 1,335’ALONG

W BOUNDARY LINE OF SAID SECTION TO NW/C OF FOSS CEMETERY, THENCE

N88 ° 00 'E 497’, THENCE S 15° 00' E 467’, THENCE N 74° 00' E 444.4’, THENCE N 18.5° S 00' W 366’, THENCE N 31° S 00' W 288’, THENCE N 21° 00' W 546’, THENCE N 31° 00' W 421.5’, THENCE N 15° S 00' W 246’ TO N BOUNDARY LINE OF SAID SECTION 12, THENCE W 95’ ALONG SAID N BOUNDARY LINE TO POB & BEGINNING AT SW/C OF SAID NW/4, THENCE N ON THE SECTION LINE 12 CHAINS, 48’, 4” TO SW/C OF CEMETERY FOR A POB THENCE E 7 CHAINS, 36’, THENCE N PARALLEL W/ SECTION LINE 7 CHAINS, 6’, 8”, THENCE W TO SECTION LINE 7 CHAINS, 36’, THENCE S ON SECTION LINE 7 CHAINS, 6’, 8” TO SW/C OF CEMETERY; OF SAID SECTION, CONTAINING 137.00 ACRES, MOL

OK5124304-009	OK	WASHITA	JONES, LEWIS B	WARD PETROLEUM CORP	12/11/2006	1056	557	I-2006-011440	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: A 15.5 AC TRACT IN THE NW/4 OF SAID SECTION DESCRIBED AS FOLLOWS: BEGINNING AT INTERSECTION OF THE EAST ROW LINE & OVERFLOW CHANNEL FOR SAND CREEK ALONG STATE HIGHWAY 44 (SH-44) BEARING S 00°48'42” W 29.58’ & S 89° 11' L8” E 50.03’ FROM NW/C OF SAID NW/4, THENCE ALONG SAID E ROW LINE S 00° 48'42” W 763.04’ & S 44° 11' L8” E 118.37’ TO A POINT ON THE NORTHERLY ROW LINE OF USROUTE 66 (US-66), THENCE N 69° 35' 00” E 378.87’ ALONG SAID NORTHERLY ROW LINE TO CENTERLINE OF SAID SAND CREEK, THENCE ALONG SAID CENTERLINE OF SAND CREEK N 24° DEGREES 51' 57” W 316.16’, THENCE N 26° DEGREES 10' 03” W 75.65’, THENCE N 35° 33' 40” W 181.41’, THENCE N 20 ° 03' 36” W 75.24’ & N 15° 43' 00” W 137.79’, THENCE N 83° 45' 52” W 92.38’TO POB, TOGETHER WITH ANY AND ALL ACCRETION AND RIPARIAN RIGHTS PERTAINING THERETO ALSO:

THE NW/4: L/E THE FOLLOWING DESCRIBED TRACTS OF

LAND: BEGINNING AT NW/C OF SAID SECTION, THENCE S 1,335’ALONG

W BOUNDARY LINE OF SAID SECTION TO NW/C OF FOSS CEMETERY, THENCE

N88 ° 00 'E 497’, THENCE S 15° 00' E 467’, THENCE N 74° 00' E 444.4’, THENCE N 18.5° S 00' W 366’, THENCE N 31° S 00' W 288’, THENCE N 21° 00' W 546’, THENCE N 31° 00' W 421.5’, THENCE N 15° S 00' W 246’ TO N BOUNDARY LINE OF SAID SECTION 12, THENCE W 95’ ALONG SAID N BOUNDARY LINE TO POB & BEGINNING AT SW/C

OF SAID NW/4, THENCE N ON THE SECTION LINE 12 CHAINS, 48’, 4” TO SW/C OF CEMETERY FOR A POB THENCE E 7 CHAINS, 36’, THENCE N PARALLEL W/ SECTION LINE 7 CHAINS, 6’, 8”, THENCE W TO SECTION LINE 7 CHAINS, 36’, THENCE S ON SECTION LINE 7 CHAINS, 6’, 8” TO SW/C OF CEMETERY; OF SAID SECTION, CONTAINING 137.00 ACRES, MOL

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5129653-000	OK	WASHITA	BRANSON, BEN & KAY 2000 REV TRUST DTD 2/17/00	CHESAPEAKE EXPLORATION LP	3/29/2005	1013	269	I-2005-004112	011N	019W	0012

TOWNSHIP 11 NORTH, RANGE 19 WEST

SECTION 12: A TRACT LYING WITHIN THE NW/4 DESCRIBED AS FOLLOWS: BEGINNING AT A POINT 1,335.0' S AND 41.60' E OF NW/C NW/4, THENCE N 88° 00' E ALONG THE N LINE OF THE FOSS CEMETARY 312', THENCE N 2° 00' E 382.7' TO A POINT 20' SOUTHWESTERLY FROM THE SOUTHERLY R-O-W LINE OF OLD HIGHWAY US 66, THENCE S 68° 53' W PARALLEL TO AND 20' SOUTHEASTERLY FROM SAID R-O-W 185', THENCE S 45° 04' W AND ALONG SAID R-O-W LINE 216', THENCE S AND ALONG THE EASTERLY R-O-W LINE OF A COUNTY ROAD 174' TO POB.

OK9270059-001	OK	WASHITA	SCHULTZE, DAVID L A/ K/A DAVID L SCHULTZ	WARD PETROLEUM CORP	3/21/2006	1032	373	I-2006-002303	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4, A TRACT OF LAND IN NE/4 BEGINNING AT A POINT 60 RODS S OF NW/C OF NE/4, THENCE E 40 RODS, THENCE N TO A POINT WHERE THE UNDERGROUND CABLE OF AMERICAN TELEPHONE & TELEGRAPH CO BISECTS THE LINE OF SAID QTR SECTION THENCE S TO POB NE/4, L/E A TRACT OF LAND CONTAINING 15.0 AC, MOL,BEGINNING AT NW/C OF NE/4, THENCE S 60 RODS, THENCE 3 40 RODS, THENCE N 60 RODS, THENCE W 40 RODS TO POB

WELLBORE TRACT LTD TO 16800'

OK9270059-002	OK	WASHITA	MARCOTTE, CATHERINE SCHULTZE	WARD PETROLEUM CORP	3/21/2006	1032	375	I-2006-002304	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4, A TRACT OF LAND IN NE/4 BEGINNING AT A POINT 60 RODS S OF NW/C OF NE/4, THENCE E 40 RODS, THENCE N TO A POINT WHERE THE UNDERGROUND CABLE OF AMERICAN TELEPHONE & TELEGRAPH CO BISECTS THE LINE OF SAID QTR SECTION THENCE S TO POB NE/4, L/E A TRACT OF LAND CONTAINING 15.0 AC, MOL,BEGINNING AT NW/C OF NE/4, THENCE S 60 RODS, THENCE 3 40 RODS, THENCE N 60 RODS, THENCE W 40 RODS TO POB

WELLBORE TRACT LTD TO 16800'

OK9270059-003	OK	WASHITA	PLAYFORD, MELANIE WALLER	WARD PETROLEUM CORP	3/21/2006	1033	214	I-2006-002620	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4, A TRACT OF LAND IN NE/4 BEGINNING AT A POINT 60 RODS S OF NW/C OF NE/4, THENCE E 40 RODS, THENCE N TO A POINT WHERE THE UNDERGROUND CABLE OF AMERICAN TELEPHONE & TELEGRAPH CO BISECTS THE LINE OF SAID QTR SECTION THENCE S TO POB, NE/4, L/E A TRACT OF LAND CONTAINING 15.0 AC, MOL,BEGINNING AT NW/C OF NE/4, THENCE S 60 RODS, THENCE 3 40 RODS, THENCE N 60 RODS, THENCE W 40 RODS TO POB

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270059-004	OK	WASHITA	MCMAHAN, JOSHUA	WARD PETROLEUM CORP	3/31/2006	1034	896	I-2006-003320	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4, A TRACT OF LAND IN NE/4 BEGINNING AT A POINT 60 RODS S OF NW/C OF NE/4, THENCE E 40 RODS, THENCE N TO A POINT WHERE THE UNDERGROUND CABLE OF AMERICAN TELEPHONE & TELEGRAPH CO BISECTS THE LINE OF SAID QTR SECTION THENCE S TO POB, NE/4, L/E A TRACT OF LAND CONTAINING 15.0 AC, MOL,BEGINNING AT NW/C OF NE/4, THENCE S 60 RODS, THENCE 3 40 RODS, THENCE N 60 RODS, THENCE W 40 RODS TO POB

WELLBORE TRACT LTD TO 16800'

OK9270059-006	OK	WASHITA	MARCOTTE, CATHERINE SCHULTZ	CHESAPEAKE EXPLORATION LLC	11/25/2009	1157	828	I-2010-000117	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4 & A TRACT OF LAND IN NE/4 MPD AS BEG @ A POINT 60 RODS SOUTH OF THE NW/C OF SAID NE/4; THENCE EAST 40 RODS; THENCE NORTH TO A POINT WHERE THE UNDERGROUND CABLE OF THE AMERICAN TELEPHONE & TELEGRAGH COMPANY BISECTS THE LINE, THENCE WEST ALONG SAID UNDERGROUD CABLE TO THE WEST BOUNDARY LINE OF SAID QUARTER SECTION, THENCE SOUTH TO POB & NE/4 LESS AND EXCEPT A TRACT OF LAND CONTAINING 15.00 ACRES MORE OR LESS, DESCRIBED BY METES AND BOUNDS AS FOLLOWS: BEGINNING AT THE NW/C OF NE/4; THENCE SOUTH 60 RODS; THENCE EAST 40 RODS THENCE NORTH 60 RODS; THENCE WEST 40 RODS TO POB INSOFAR AND ONLY INSOFAR AS IT COVERS RIGHT BELOW THE BASE OF THE DES MOINES FORMATION.

OK9270059-007	OK	WASHITA	OCHOA, MELANIE WALLER PLAYFORD	CHESAPEAKE EXPLORATION LLC	11/25/2009	1157	831	I-2010-000118	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4 AND A TRACT OF LAND IN NE/4 MPD AS BEG AT A POINT 60 RODS SOUTH OF THE NW/C OF SAID NE/4; THENCE EAST 40 RODS; THENCE NORTH TO A POINT WHERE THE UNDERGROUND CABLE OF THE AMERICAN TELEPHONE AND TELEGRAPH COMPANY BISECTS THE LINE, THENCE WEST ALONG SAID UNDERGROUND CABLE TO THE WEST BOUNDARY LINE OF SAID QUARTER SECTION, THENCE SOUTH TO POB, NE/4 LESS AND EXCEPT A TRACT OF LAND CONTAINING 15.00 ACRES MORE OR LESS, DESCRIBED BY METES AND BOUNDS AS FOLLOWS: BEG AT THE NW/C OF NE/4; THENCE SOUTH 60 RODS; THENCE EAST 40 RODS; THENCE NORTH 60 RODS; THENCE WEST 40 RODS TO POB INSOFAR AND ONLY INSOFAR AS IT COVERS RIGHT BELOW THE BASE OF THE DES MOINES FORMATION.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270059-008	OK	WASHITA	MCMAHAN, JOSHUA	CHESAPEAKE EXPLORATION LLC	11/25/2009	1178	98	I-2010-007074	011N	019W	0012

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 12: E/2 SE/4 & A TRACT OF LAND IN NE/4 MPD AS BEG @ A POINT 60 RODS S OF NW/C OF SAID NE/4; THENCE E 40 RODS; THENCE N TO A POINT WHERE THE UNDERGROUND CABLE OF THE AMERICAN TELEPHONE & TELEGRAPH COMPANY BISECTS THE LINE; THENCE W ALONG SAID UNDERGROUND CABLE TO THE W BOUNDARY LINE OF SAID QUARTER SECTION, THENCE S TO POB; NE/4 L/E A TRACT OF LAND CONTAINING 15 ACS M/L, DESCRIBED BY METES AND BOUNDS AS FOLLOWS: BEGINNING AT THE NW/C OF NE/4; THENCE S 60 RODS; THENCE E 40 RODS; THENCE N 60 RODS; THENCE W 40 RODS TO POB INSOFAR AND ONLY INSOFAR AS IT COVERS RIGHT BELOW THE BASE OF THE DES MOINES FORMATION

OK9270060-002	OK	WASHITA	BERGE, FRANCES ANN	WARD PETROLEUM CORP	10/11/2006	1051	493	I-2006-009561	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: S/2 SW/4
OK9270060-004	OK	WASHITA	YATES, MAXINE FAYE	WARD PETROLEUM CORP	10/11/2006	1051	495	I-2006-009563	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: S/2 SW/4
OK9270060-005	OK	WASHITA	ROBINSON, STELLA	WARD PETROLEUM CORPORATION	8/13/2007	1078	463	I-2007-007960	011N	019W	0012	INSOFAR AND ONLY INSOFAR AS LEASE COVERS TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: S/2 SW/4 WELLBORE TRACT LTD TO 16,800'
OK9270061-001	OK	WASHITA	MURRAY, DARREN	WARD PETROLEUM CORP	4/14/2004	985	490	I-2004-003597	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: N/2 SW/4 WELLBORE TRACT LTD TO 17,220' - BRANSON 1-1H
OK9270061-002	OK	WASHITA	THACHER, JOHN H ET AL	WARD PETROLEUM CORP	8/1/2005	1019	485	I-2005-006585	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: N/2 SW/4
OK9270061-003	OK	WASHITA	LANG, JOHN HANNA A/K/A JOHN H LANG	WARD PETROLEUM CORP	8/9/2005	1022	95	I-2005-007573	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: N/2 SW/4
OK9270061-004	OK	WASHITA	PILSBURY, BETTY F	WARD PETROLEUM CORP	11/8/2006	1054	597	I-2006-010788	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: N/2 SW/4
OK9270061-005	OK	WASHITA	BUFFALO RIDGE FARMS, LLC	WARD PETROLEUM CORPORATION	10/5/2007	1084	641	I-2007-010169	011N	019W	0012	INSOFAR AND ONLY INSOFAR AS LEASE COVERS TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: N/2 SW/4 LTD TO 16,800'
OK9270061-006	OK	WASHITA	MACDONALD OIL & GAS, LLC	CHESAPEAKE EXPLORATION LLC	11/13/2009	1156	240	I-2009-009605	011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: N/2 SW/4, INSOFAR AS IT COVERS RIGHTS BELOW 12,468'
OK9270062-003	OK	WASHITA	OCC #544634/CD#200705697	CHESAPEAKE EXPLORATION LLC	9/25/2007				011N	019W	0012	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 12: ALL LTD TO DES MOINES, UPPER TONKAWA, LOWER TONKAWA & HOXBAR SEPARATE COMMON SOURCES OF SUPPLY
OK3530291-009	OK	WASHITA	KNIGHT JR, MARY SUE & FRANK	CHESAPEAKE EXPLORATION LLC	10/3/2007	1090	82	I-2007-012133	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK3530291-010	OK	WASHITA	BONNY, JACK & JANET	CHESAPEAKE EXPLORATION LLC	9/13/2007	1090	86	I-2007-012135	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NE/4, SW/4 NE/4 LTD TO 16,950'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3530291-011	OK	WASHITA	NUTLEY, NORMA SHARLENE	CHESAPEAKE EXPLORATION LLC	9/13/2007	1092	226	I-2007-012798	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NE/4, SW/4 NE/4
OK3530291-012	OK	WASHITA	JORDAN, GLENDA E	CHESAPEAKE EXPLORATION LLC	10/20/2007	1094	430	I-2008-000139	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NE/4, SW/4 NE/4 LTD TO 16,950'
OK3530291-013	OK	WASHITA	AUSTIN, RICKY	CHESAPEAKE EXPLORATION LLC	11/5/2007	1092	247	I-2007-012807	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK3530291-016	OK	WASHITA	OHARA, LINDA	CHESAPEAKE EXPLORATION LLC	11/30/2007	1095	738	I-2008-000567	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4 LTD TO 100' BELOW S.E. OF DES MOINES FM (16,950)
OK3530291-018	OK	WASHITA	CEKOSKY, ROBERT ANTHONY	CHESAPEAKE EXPLORATION LLC	11/16/2007	1095	741	I-2008-000568	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK3530291-019	OK	WASHITA	BIZZELL, SUZANNE, ROBERT M BIZZELL, AIF	CHESAPEAKE EXPLORATION LLC	11/30/2007	1095	743	I-2008-000569	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4; SE/4 NE/4 LTD TO 100' BELOW S.E. OF DES MOINES FM (16,950)
OK3530291-020	OK	WASHITA	BIZZELL, ROBERT M	CHESAPEAKE EXPLORATION LLC	11/30/2007	1095	735	I-2008-000566	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4 LTD TO 100' BELOW S.E. OF DES MOINES FM
OK3530291-022	OK	WASHITA	SMITH, DENNIS AUSTIN	CHESAPEAKE EXPLORATION LLC	11/5/2008	1128	615	I-2009-000301	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK3530291-023	OK	WASHITA	BIZZELL LIVING TRUST DATED OCTOBER 27, 1993	CHESAPEAKE EXPLORATION LLC	11/11/2007	1092	229	I-2007-012799	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: SE/4 NE/4 LTD TO 100' BELOW S.E. OF DES MOINES FM (16,950')
OK5128392-008	OK	WASHITA	CLARK FAMILY MINERAL RIGHTS IRREVOCABLE LIVING TRUST	CHESAPEAKE EXPLORATION LP	10/12/2006	1052	59	I-2006-009813	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NW/4
OK5128392-009	OK	WASHITA	CLARK, CHRISTOPHER J REVOCABLE LIVING TRUST	CHESAPEAKE EXPLORATION LP	10/12/2006	1052	63	I-2006-009815	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NW/4
OK5128392-010	OK	WASHITA	BLM - OK NM 118189	CHESAPEAKE EXPLORATION LP	5/25/2007	1072	427	I-2007-005805	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4
OK5128392-011	OK	WASHITA	FORRESTER, MAURINE REV TR, DTD 5/1/81	CHESAPEAKE EXPLORATION LLC	7/27/2007	1081	563	I-2007-009034	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-012	OK	WASHITA	ROGERS, JERRY WAYNE	CHESAPEAKE EXPLORATION LLC	7/31/2007	1083	572	I-2007-009756	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-013	OK	WASHITA	GOODEN, BILLIE JO	CHESAPEAKE EXPLORATION LLC	8/20/2007	1083	872	I-2007-009863	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-014	OK	WASHITA	HARDWAY, ROGER	CHESAPEAKE EXPLORATION LLC	8/30/2007	1086	753	I-2007-010878	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-015	OK	WASHITA	COOPER, LAWANNA FERN ROGERS	CHESAPEAKE EXPLORATION LLC	7/31/2007	1087	233	I-2007-011062	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-016	OK	WASHITA	MAXWELL, JAMES LEWIS	CHESAPEAKE EXPLORATION LLC	7/31/2007	1087	230	I-2007-011061	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128392-017	OK	WASHITA	HULS, GLENNA	CHESAPEAKE EXPLORATION LLC	7/27/2007	1083	878	I-2007-009865	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-018	OK	WASHITA	KETTEMAN, ANNA JEAN	CHESAPEAKE EXPLORATION LLC	7/31/2007	1083	875	I-2007-009864	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: S/2 NW/4, N/2 SW/4, SW/4 SW/4 LTD TO 16,950'
OK5128392-019	OK	WASHITA	DAWSON, CAROLYN	CHESAPEAKE EXPLORATION LLC	8/30/2007	1089	417	I-2007-011869	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NW/4 LTD TO 16,950'
OK5128392-020	OK	WASHITA	TYNER, SANDRA M REV TR AGREEMENT, SANDRA M TYNER TRST	CHESAPEAKE EXPLORATION LLC	8/30/2007	1087	75	I-2007-011006	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NW/4. LTD TO 16,950'
OK5128453-002	OK	WASHITA	DIGGS, ROBERTA ANN & BILLY HOYLE	CHESAPEAKE EXPLORATION LP	4/30/2007	1070	958	I-2007-005301	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: SE/4 SW/4, W/2 SE/4
OK5128453-003	OK	WASHITA	AUSTIN, HAYDEN GENE & WILMA JANE P	CHESAPEAKE EXPLORATION LP	6/11/2007	1075	631	I-2007-006934	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 SE/4, SE/4 SW/4 LTD TO 16,950'
OK5128453-004	OK	WASHITA	PENDLETON, SHIRLEY	CHESAPEAKE EXPLORATION LLC	7/27/2007	1081	566	I-2007-009035	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 SE/4, SE/4 SW/4 LTD TO 16,950'
OK5129516-005	OK	WASHITA	PHILLIPS FAMILY TRUST DTD 10/01/99	CHESAPEAKE EXPLORATION LLC	8/17/2007	1084	719	I-2007-010197	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, NE/4 LTD TO 16,950'
OK5129516-006	OK	WASHITA	MCNATT, J R REV TR AGREEMENT DTD 5/20/96	CHESAPEAKE EXPLORATION LLC	9/18/2007	1089	88	I-2007-011735	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4 LTD TO 16,950'
OK5129516-007	OK	WASHITA	MCNATT, EDNA LAUREL REVOCABLE TR AGREEMENT DTD 5/20/96	CHESAPEAKE EXPLORATION LLC	9/18/2007	1089	405	I-2007-011865	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4 LTD TO 16,950'
OK5129516-008	OK	WASHITA	MOORE, HOWARD R	CHESAPEAKE EXPLORATION LLC	10/20/2007	1090	997	I-2007-012464	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NE/4, SW/4 NE/4 LTD TO 16,950'
OK5129516-010	OK	WASHITA	CEKOSKY, MIKE	CHESAPEAKE EXPLORATION LLC	11/16/2007	1095	748	I-2008-000571	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK5129516-011	OK	WASHITA	WALTERS, WAYNE A	CHESAPEAKE EXPLORATION LLC	2/13/2008	1101	397	I-2008-002421	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 NE/4, SW/4 NE/4 SURFACE TO 16,950'
OK9270268-001	OK	WASHITA	OCC #551590/CD #200800364	COI-CELLC	3/11/2008			UNRECORDED	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: LIMITED TO THE BROWN DOLOMITE, PERMIAN GRANITE WASH, UPPER-TONKAWA (DOUGLAS), LOWER TONKAWA, HOXBAR, DES MOINES SEPERATE COMMON SOURCES OF SUPPLY
OK9270415-001	OK	WASHITA	AUSTIN, MARISA CHRISTINE	WARD PETROLEUM CORPORATION	4/28/2004	1050	273	1-2008-009096	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 SE/4, SE/4 SW/4, W/2 NE/4, NE/4 NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270415-002	OK	WASHITA	AUSTIN, JOHN NELSON	WARD PETROLEUM CORPORATION	5/4/2004	1099	411	1-2008-001895	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 SE/4, SE/4 SW/4, W/2 NE/4, NE/4 NE/4
OK9270415-003	OK	WASHITA	AUSTIN, JAMES MARLOW	WARD PETROLEUM CORPORATION	4/27/2004	1099	407	1-2008-001891	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 SE/4, SE/4 SW/4, W/2 NE/4, NE/4 NE/4
OK9270415-004	OK	WASHITA	STEVENER, BETTY & ROBERT	WARD PETROLEUM CORPORATION	6/23/2004	1050	277	1-2006-009100	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 NE/4, NE/4 NE/4, W/2 SE/4, SE/4 SW/4
OK9270415-005	OK	WASHITA	JUNGERMANN JR, CHARLES FRED & JOANN	WARD PETROLEUM CORPORATION	6/23/2004	1099	410	I-2008-001894	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 NE/4, NE/4 NE/4, W/2 SE/4, SE/4 SW/4
OK9270415-006	OK	WASHITA	JUNGERMANN, DOLORES M	WARD PETROLEUM CORPORATION	6/24/2004	1099	408	I-2008-001892	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 NE/4, NE/4 NE/4, W/2 SE/4, SE/4 SW/4
OK9270415-007	OK	WASHITA	ALBERT, EDWARD R & VANGIE L	WARD PETROLEUM CORPORATION	10/2/2006	1050	692	I-2006-009284	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: W/2 NE/4, NE/4 NE/4
OK9270416-001	OK	WASHITA	SCARBROUGH, VELMA I, FORMERLY VELMA I ROGERS	WARD PETROLEUM CORPORATION	6/23/2004	1053	399	1-2006-010344	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 SW/4, SW/4 SW/4, S/2 NW/4
OK9270416-002	OK	WASHITA	LYNCH, JOHN R	WARD PETROLEUM CORPORATION	9/26/2006	1050	284	1-2006-009105	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: N/2 SW/4, SW/4 SW/4, S/2 NW/4
OK9270417-001	OK	WASHITA	SEARLE, JACK B & TAMARA D	WARD PETROLEUM CORPORATION	9/28/2006	1050	287	I-2008009108	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-002	OK	WASHITA	MCCORNACK, ELAINE FAMILY TRUST DATED 07/01/1998	WARD PETROLEUM CORPORATION	11/13/2006	1053	681	I-2006-010451	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-003	OK	WASHITA	CARTMILL, MARY RUTH	WARD PETROLEUM CORPORATION	11/13/2006	1053	683	I-2008-010452	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-004	OK	WASHITA	SCOGGINS, SARAH C A/K/ A SARAH SCOGGINS	WARD PETROLEUM CORPORATION	11/13/2006	1054	598	I-2006-010789	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-005	OK	WASHITA	BIZZELL, GAIL	WARD PETROLEUM CORPORATION	11/17/2006	1055	268	I-2006-011024	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-006	OK	WASHITA	BIZZELL, GARY	WARD PETROLEUM CORPORATION	11/17/2006	1055	269	I-2006-011025	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-007	OK	WASHITA	HALLMARK, ELIZABETH A A/K/A ELIZABETH HALLMARK	WARD PETROLEUM CORPORATION	11/13/2006	1055	270	I-2006-011026	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-008	OK	WASHITA	AUSTIN MINERAL INTERESTS, LLC	WARD PETROLEUM CORPORATION	11/13/2006	1055	271	I-2006-011027	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-009	OK	WASHITA	REED, PAMELA	WARD PETROLEUM CORPORATION	11/20/2006	1055	991	I-2006-011270	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-010	OK	WASHITA	LUCAS, MARJORIE L A/ K/A MARJORIE LEE LUCAS	WARD PETROLEUM CORPORATION	11/20/2006	1055	992	I-2006-011271	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-011	OK	WASHITA	MOORE, DEBORAH ANNE	WARD PETROLEUM CORPORATION	11/20/2006	1056	553	I-2006-011437	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-012	OK	WASHITA	DICKERSON, FORREST A & NETA F REV TRUST UTA DTD 09/18/1998	WARD PETROLEUM CORPORATION	11/27/2006	1056	554	I-2006-011438	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-013	OK	WASHITA	MCFARLIN, GLEN M A/K/A GLEN MARSHALL	WARD PETROLEUM CORPORATION	11/17/2006	1056	559	I-2006-011441	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-014	OK	WASHITA	HILL, GAYLE M A/K/A GAYLE MARIE HILL	WARD PETROLEUM CORPORATION	11/17/2006	1056	560	I-2006-011442	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270417-015	OK	WASHITA	PURYEAR, KAREN DENISE	WARD PETROLEUM CORPORATION	11/20/2006	1058	528	I-2007-000583	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-016	OK	WASHITA	HOLLEY, CHRISTINA R A/ K/A CHRISTINA HOLLEY	WARD PETROLEUM CORPORATION	11/20/2006	1058	529	I-2006-000584	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-017	OK	WASHITA	AUSTIN, RANDALL	WARD PETROLEUM CORPORATION	11/27/2006	1059	194	I-2007-000872	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK9270417-018	OK	WASHITA	HOFFMAN JR, BILLY	WARD PETROLEUM CORPORATION	12/6/2006	1065	738	I-2007-003351	011N	019W	0013	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 13: E/2 SE/4, SE/4 NE/4
OK3530088-001	OK	WASHITA	BRINKLEY, MICHAEL BLAIN & KATHY MARIE	CHESAPEAKE EXPLORATION LLC	7/30/2007	1086	902	I-2007-010930	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: SW/4 LTD TO 16,980'
OK3530088-002	OK	WASHITA	WELLS, TINA J	CHESAPEAKE EXPLORATION LLC	10/1/2007	1090	297	I-2007-012207	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: SW/4
OK3530088-003	OK	WASHITA	TALIAFERRO, MARION C	CHESAPEAKE EXPLORATION LLC	10/1/2007	1090	295	I-2007-012206	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: SW/4
OK3530088-004	OK	WASHITA	TALIAFERRO, JAMES C	CHESAPEAKE EXPLORATION LLC	10/1/2007	1090	299	I-2007-012208	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: SW/4
OK3530088-005	OK	WASHITA	MAP2004-OK	CHESAPEAKE EXPLORATION LLC	11/14/2007	1092	588	I-2007-012926	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: SW/4 SURFACE TO DES MOINES FM
OK3530088-006	OK	WASHITA	ST/OK - CLO CS- 26675	CHESAPEAKE EXPLORATION LLC	11/27/2007	1112	114	I-2008-006420	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: SW/4 (1/2 M.R.) LTD TO DES MOINES GRANITE WASH
OK3530303-001	OK	WASHITA	SHELTON LAND & CATTLE CO TR DTD 11/24/92	CHESAPEAKE EXPLORATION LLC	9/18/2007	1087	81	I-2007-011008	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: N/2 NW/4 LTD TO 16,980'
OK3530303-002	OK	WASHITA	SHELTON, MARTIN EDWIN	CHESAPEAKE EXPLORATION LLC	9/18/2007	1087	88	I-2007-011011	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: N/2 NW/4 LTD TO 16,980'
OK3530303-003	OK	WASHITA	CLUCK, JERRY L LIVING TRUST DTD 4/6/84	CHESAPEAKE EXPLORATION LLC	8/30/2007	1096	151	I-2008-000709	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: N/2 NW/4 LTD TO 16,980'
OK3530303-004	OK	WASHITA	SEIBOLD ENERGY CO, INC	CHESAPEAKE EXPLORATION LLC	12/13/2007	1097	71	I-2008-001054	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: N/2 NW/4
OK5128454-004	OK	WASHITA	PENDLETON, SHIRLEY	CHESAPEAKE EXPLORATION LLC	7/27/2007	1081	329	I-2007-008957	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66' WIDE OFF THE N PART OF THE SE/4, CONTAINING 4.00 ACRES MORE OR LESS AND LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT THE NE/C OF THE SE/4, THENCE S 116', THENCE W 83', THENCE N 116', THENCE E 83' TO THE POB.

LTD TO 16,980'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128454-005	OK	WASHITA	HOWENSTINE JR, THOMAS	CHESAPEAKE EXPLORATION LLC	10/1/2007	1088	351	I-2007-011500	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 LESS & EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66' WIDE OFF N PART OF SE/4, CONTAINING 4 ACRES MORE OR LESS & L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT NE/C OF SE/4, THENCE S 116', THENCE W 83', THENCE NORTH 116', THENCE E 83' TO POB.

OK5128454-006	OK	WASHITA	MASSIE, KAY	CHESAPEAKE EXPLORATION LLC	10/20/2007	1088	379	I-2007-011511	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 LESS & EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66 FEET WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES MORE OR LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT THE NE CORNER OF THE SE/4, THENCE SOUTH 116 FEET, THENCE WEST 83 FEET, THENCE NORTH 116 FEET, THENCE EAST 83 FEET TO POINT OF BEGINNING

LTD TO 16,980'

OK5128454-007	OK	WASHITA	HOWENSTINE, RALPH	CHESAPEAKE EXPLORATION LLC	10/1/2007	1087	70	I-2007-011004	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66 FEET WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES MORE OR LESS AND LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS; BEGINNING AT THE NE CORNER OF THE SE/4, THENCE SOUTH 116 FEET, THENCE WEST 83 FEET, THENCE NORTH 116 FEET, THENCE EAST 83 FEET TO POINT OF BEGINNING.

OK5128454-008	OK	WASHITA	HELMS, BILLY R & NORMA S	CHESAPEAKE EXPLORATION LLC	10/1/2007	1088	353	I-2007-011501	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66 FEET WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES MORE OR LESS AND LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT THE NE CORNER OF THE SE/4, THENCE SOUTH 116 FEET, THENCE WEST 83 FEET, THENCE NORTH 116 FEET, THENCE EAST 83 FEET TO POINT OF BEGINNING.

OK5128454-009	OK	WASHITA	PIERCE, THERESA	CHESAPEAKE EXPLORATION LLC	10/1/2007	1092	245	I-2007-012806	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4, L/E A TRACT OF LAND A.D.A. A STRIP OF LAND 66' WIDE OFF THE N PART OF THE SE/4, CONTAINING 4 ACRES M/L, AND A TRACT OF LAND A.D.A. BEGINNING AT THE NE CORNER OF THE SE/4, THENCE S 116', THENCE W 83', THENCE N 116', THENCE E 83' TO POINT OF BEGINNING

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128454-010	OK	WASHITA	BROWN, PATSY VIERSEN	CHESAPEAKE EXPLORATION LLC	4/1/2008	1105	451	I-2008-003899	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS A STRIP OF LAND 66' WIDE OFF THE N PART OF THE SE/4 CONTAINING 4.00 ACS MOL, L/E A TRACT OF LAND DESCRIBED AS BEGINNING AT THE NE/C OF SE/4, THENCE S 116', THENCE W 83', THENCE N 116', THENCE E 83' TO POB, CONTAINING 0.2210284 ACS MOL

SURFACE TO 100' BELOW DES MOINES FM

OK5128454-011	OK	WASHITA	PATTY, ETHEL G TRUST	CHESAPEAKE EXPLORATION LLC	2/20/2008	1105	412	I-2008-003881	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66 FEET WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES MORE OR LESS, L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT THE NE CORNER OF THE SE/4, THENCE SOUTH 116 FEET, THENCE WEST 83 FEET, THENCE NORTH 116 FEET, THENCE EAST 83 FEET TO POINT OF BEGINNING, CONTAINING 0.2210284 ACRES MORE OR LESS, CONTAINING 155.779 ACRES, MORE OR LESS.

OK5128454-012	OK	WASHITA	VIERSEN III, RALPH W	CHESAPEAKE EXPLORATION LLC	4/1/2008	1106	610	I-2008-004373	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS A STRIP OF LAND 66' WIDE OFF THE N PART OF THE SE/4 CONTAINING 4.00 ACS MOL, L/E A TRACT OF LAND DESCRIBED AS BEGINNING AT THE NE/C OF SE/4, THENCE S 116', THENCE W 83', THENCE N 116', THENCE E 83' TO POB

SURFACE TO 100' BELOW DES MOINES FM

OK5128454-013	OK	WASHITA	SIMS, GREG	CHESAPEAKE EXPLORATION LLC	2/25/2008	1101	413	I-2008-002428	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66' WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES M/L AND L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT THE NE/C OF THE SE/4, THENCE SOUTH 116', THENCE WEST 83', THENCE NORTH 116', THENCE EAST 83' TO POB

OK5128454-014	OK	WASHITA	WILSON, JAMES L	CHESAPEAKE EXPLORATION LLC	6/25/2008	1116	389	I-2008-007916	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66' WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES M/L, L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: BEG AT THE NE/C OF THE SE/4, THENCE SOUTH 116', THENCE WEST 83', THENCE NORTH 116', THENCE EAST 83' TO POB.

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5128454-015	OK	WASHITA	CAMM, GERTRUDE	CHESAPEAKE EXPLORATION LLC	5/5/2008	1113	888	I-2008-007002	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66' WIDE OFF THE NORTH PART OF SE/4, CONTAINING 4.00 ACRES M/L, L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: BEG AT THE NE/C SE/4, THENCE SOUTH 116', THENCE WEST 83', THENCE NORTH 116', THENCE EAST 83' TO POB.

OK5128454-016	OK	WASHITA	WILSON, CHARLES S	CHESAPEAKE EXPLORATION LLC	6/25/2008	1116	435	I-2008-007932	011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19 WEST

SECTION 14: SE/4 L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND 66' WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES M/L, L/E A TRACT OF LAND DESCRIBED AS FOLLOWS: BEG AT THE NE/C OF THE SE/4, THENCE SOUTH 116', THENCE WEST 83', THENCE NORTH 116', THENCE EAST 83' TO POB.

OK5128454-017	OK	WASHITA	MC MINERAL COMPANY LLC	CHESAPEAKE EXPLORATION LLC	5/2/2009	1209	888		011N	019W	0014

TOWNSHIP 11 NORTH - RANGE 19WEST

SECTION 14: SE/4 LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: A STRIP OF LAND

66 FEET WIDE OFF THE NORTH PART OF THE SE/4, CONTAINING 4.00 ACRES MORE OR LESS AND LESS AND EXCEPT A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT THE NE/C OF THE SE/4, THENCE SOUTH 116 FEET, THENCE WEST 83 FEET, THENCE NORTH 116 FEET, THENCE EAST 83 FEET TO THE POINT OF BEGINNING

OK5128488-003	OK	WASHITA	CLARK FAMILY MINERAL RIGHTS IRREVOCABLE LIVING TRUST	CHESAPEAKE EXPLORATION LP	10/12/2006	1052	57	I-2006-009812	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: S/2 NE/4, S/2 NW/4
OK5128488-004	OK	WASHITA	CLARK, CHRISTOPHER J REVOCABLE LIVING TRUST	CHESAPEAKE EXPLORATION LP	10/12/2006	1052	61	I-2006-009814	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: S/2 NE/4, S/2 NW/4
OK5128488-005	OK	WASHITA	FORRESTER, MAURINE REV TR, DTD 5/1/81	CHESAPEAKE EXPLORATION LLC	7/30/2007	1081	326	I-2007-008956	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: S/2 NE/4, S/2 NW/4 LTD TO 16,980'
OK5128488-006	OK	WASHITA	HULS, GLENNA	CHESAPEAKE EXPLORATION LLC	7/27/2007	1083	881	I-2007-009866	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: S/2 NE/4, S/2 NW/4 LTD TO 16,980'
OK5128488-007	OK	WASHITA	DAWSON, CAROLYN	CHESAPEAKE EXPLORATION LLC	8/30/2007	1089	414	I-2007-011868	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: S/2 N/2 LTD TO 16,980'
OK5128488-008	OK	WASHITA	TYNER, SANDRA M REVOCABLE TRUST, SANDRA M TYNER TRST	CHESAPEAKE EXPLORATION LLC	8/30/2007	1087	78	I-2007-011007	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: S/2 N/2 LTD TO 16,980'
OK5128489-000	OK	WASHITA	OCC #563919/CD #200808311	COI-CELLC	12/29/2008	1139	17	I-2009-003572	011N	019W	0014	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 14: ALL
OK3530302-001	OK	WASHITA	JAMES, CARLENE REV LV TR DTD 11/8/04, CARLENE JAMES,TRST	CHESAPEAKE EXPLORATION LLC	9/26/2007	1161	875	I-2010-001528	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SE/4 LTD TO 17,490'

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK3530302-002	OK	WASHITA	WHITTENBERG, DEBRA JUNE & ROBERT D	CHESAPEAKE EXPLORATION LLC	9/26/2007	1088	373	I-2007-011509	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SE/4 LTD TO 17,490'
OK3530302-003	OK	WASHITA	JAMES, TONY LYNN	CHESAPEAKE EXPLORATION LLC	9/26/2007	1090	368	I-2007-012224	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SE/4 LTD TO 17,490'
OK3530302-004	OK	WASHITA	BOWSER, LISA KAY FORMERLY JAMES AND MICHAEL D	CHESAPEAKE EXPLORATION LLC	9/26/2007	1090	354	I-2007-012218	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SE/4 LTD TO 17,490'
OK3530302-005	OK	WASHITA	PRIVET, JANET ANN FORMERLY JAMES	CHESAPEAKE EXPLORATION LLC	9/26/2007	1090	283	I-2007-012201	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SE/4
OK3530302-006	OK	WASHITA	JAMES, STEVEN H	CHESAPEAKE EXPLORATION LLC	9/26/2007	1163	289	I-2010-001969	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SE/4 LTD TO 17,490'
OK9200008-012	OK	WASHITA	BRADFORD JR, RONALD EDWARD	CHESAPEAKE EXPLORATION LLC	2/11/2008	1105	624	I-2008-003976	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9200008-013	OK	WASHITA	WALTERS, RAYMOND P FAMILY TRUST	CHESAPEAKE EXPLORATION LLC	2/15/2008	1105	844	I-2008-004057	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9200008-016	OK	WASHITA	SCHONES, MICHAEL FRANKLIN	CHESAPEAKE EXPLORATION LLC	2/9/2008	1106	312	I-2008-004231	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9200008-017	OK	WASHITA	SCHONES, EDWARD JOE	CHESAPEAKE EXPLORATION LLC	2/9/2008	1105	622	I-2008-003975	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9200008-018	OK	WASHITA	WALTERS, ROBERT R	CHESAPEAKE EXPLORATION LLC	2/13/2008	1106	307	I-2008-004229	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,490')
OK9200008-019	OK	WASHITA	WOODS, EDNA M A/K/A EDNA MARIE WOODS	CHESAPEAKE EXPLORATION LLC	2/7/2008	1105	626	I-2008-003977	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-001	OK	WASHITA	ANDREWS JR, ERNEST LEE & GLORIA JEAN	CHESAPEAKE EXPLORATION LLC	10/11/2007	1091	851	I-2007-012631	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-002	OK	WASHITA	NBLM VON TUNGELN FAMILY TRUST DTD 8/24/04	CHESAPEAKE EXPLORATION LLC	10/15/2007	1092	243	I-2007-012805	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-003	OK	WASHITA	WALTERS, JOE V, A/K/A/ JOE V WALTERS, JR	CHESAPEAKE EXPLORATION LLC	2/7/2008	1101	405	I-2008-002424	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-004	OK	WASHITA	WALTERS, WAYNE A	CHESAPEAKE EXPLORATION LLC	2/13/2008	1101	394	I-2008-002420	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,490')
OK9270008-005	OK	WASHITA	SCHONES, GREG	CHESAPEAKE EXPLORATION LLC	2/9/2008	1101	403	I-2008-002423	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-006	OK	WASHITA	SCHONES, TERRY	CHESAPEAKE EXPLORATION LLC	2/8/2008	1102	927	I-2008-002944	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-007	OK	WASHITA	SCHONES, STEVE	CHESAPEAKE EXPLORATION LLC	2/8/2008	1101	411	I-2008-002427	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270008-008	OK	WASHITA	SCHONES, JERRY	CHESAPEAKE EXPLORATION LLC	2/8/2008	1101	409	I-2008-002426	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-009	OK	WASHITA	WOODS, CHRISTOPHER J & PATRICIA ANN ALEXANDER	CHESAPEAKE EXPLORATION LLC	2/13/2008	1103	597	I-2008-003187	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-010	OK	WASHITA	TWYMAN, JOAN ELIZABETH	CHESAPEAKE EXPLORATION LLC	2/15/2008	1105	842	I-2008-004056	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-011	OK	WASHITA	SCHONES, JAMES AKA JIM SCHONES	CHESAPEAKE EXPLORATION LLC	2/8/2008	1105	840	I-2008-004055	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-014	OK	WASHITA	WALTERS, DOUGLAS H	CHESAPEAKE EXPLORATION LLC	2/13/2008	1106	304	I-2008-004228	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,490')
OK9270008-015	OK	WASHITA	WILCOXEN, JUDY	CHESAPEAKE EXPLORATION LLC	2/8/2008	1106	310	I-2008-004230	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-016	OK	WASHITA	WALTERS, DAVID L & RHONDA G 1993 TRUST U/ A/D 1/15/93	CHESAPEAKE EXPLORATION LLC	2/13/2008	1104	294	I-2008-003463	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,490')
OK9270008-017	OK	WASHITA	MADDOX, JANICE MARIE	CHESAPEAKE EXPLORATION LLC	2/15/2008	1104	297	I-2008-003464	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-018	OK	WASHITA	BOYETT, DIANA THERESIA	CHESAPEAKE EXPLORATION LLC	2/15/2008	1104	226	I-2008-003436	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-019	OK	WASHITA	WALTERS, TOM J	CHESAPEAKE EXPLORATION LLC	2/13/2008	1104	77	I-2008-003378	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4 SURFACE TO DES MOINES GRANITE WASH FM (17,490')
OK9270008-020	OK	WASHITA	MORRIS II, JAMES M & LOU ANN A/K/ A LUCILLE MORRIS	CHESAPEAKE EXPLORATION LLC	2/13/2008	1104	80	I-2008-003379	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270008-021	OK	WASHITA	BRADFORD, KATHRYN ANN	CHESAPEAKE EXPLORATION LLC	2/11/2008	1111	72	I-2008-006024	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: SW/4
OK9270009-001	OK	WASHITA	DELP, JUNIOR L & MARY FAYE	CHESAPEAKE EXPLORATION LLC	9/13/2007	1083	862	I-2007-009860	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NE/4 LTD TO 17,490'
OK9270009-002	OK	WASHITA	DELP, BILLY RAY	CHESAPEAKE EXPLORATION LLC	10/1/2007	1090	302	I-2007-012210	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NE/4 LTD TO 17,490'
OK9270009-003	OK	WASHITA	DENNIS, GREGORY FRANCIS	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	597	I-2008-001251	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NE/4
OK9270009-004	OK	WASHITA	DENNIS, MICHAEL BRUCE	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	672	I-2008-001277	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NE/4
OK9270009-005	OK	WASHITA	SMITH, TERESA JO	CHESAPEAKE EXPLORATION LLC	12/3/2007	1097	650	I-2008-001269	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NE/4 LTD TO 100' BELOW BASE OF S.E. OF DES MOINES FM (17,490')
OK9270009-006	OK	WASHITA	COFFIN, MARY ANN	CHESAPEAKE EXPLORATION LLC	12/3/2007	1095	750	I-2008-000572	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK9270025-001	OK	WASHITA	GOODWIN, CLIFFORD H & DAISY M	CHESAPEAKE EXPLORATION LLC	10/29/2007	1094	433	I-2008-000140	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 17,490'
OK9270025-002	OK	WASHITA	EVANS, JERRY DALE & GWENDOLYN MARIE REVOCABLE TRUST	CHESAPEAKE EXPLORATION LLC	10/29/2007	1095	580	I-2008-000516	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 17,490'
OK9270025-003	OK	WASHITA	KAMPHAUS, HUBERT L & MELBA S JOINT REVOCABLE TRUST	CHESAPEAKE EXPLORATION LLC	10/29/2007	1093	391	I-2007-013185	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 17,490'
OK9270025-004	OK	WASHITA	WEBB, RETA JO GOODWIN	CHESAPEAKE EXPLORATION LLC	11/21/2007	1095	592	I-2008-000520	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 100' BELOW S. E. DES MOINES FM (17,490')
OK9270025-005	OK	WASHITA	HOSTETTER, JODEAN REVOCABLE TRUST DATED 12/21/92	CHESAPEAKE EXPLORATION LLC	10/20/2007	1096	154	I-2008-000710	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 17,490'
OK9270025-006	OK	WASHITA	HOSTETTER, C L REV TRUST DTD 12/21/1992	CHESAPEAKE EXPLORATION LLC	10/20/2007	1096	160	I-2008-000712	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 17,490'
OK9270025-007	OK	WASHITA	LOWRANCE, VIRGINIA	CHESAPEAKE EXPLORATION LLC	10/20/2007	1097	290	I-2008-001141	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 17,490'
OK9270025-008	OK	WASHITA	GOODWIN, BILLY RAY	CHESAPEAKE EXPLORATION LLC	12/21/2007	1098	186	I-2008-001475	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 100' BELOW BASE OF S.E. OF DES MOINES FM (17,490')
OK9270025-009	OK	WASHITA	GOODWIN, DARRELL DAVON	CHESAPEAKE EXPLORATION LLC	12/21/2007	1099	522	I-2008-001933	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 100' BELOW BASE OF S.E. OF DES MOINES FM (17,490')
OK9270025-010	OK	WASHITA	GOODWIN, DONALD MARVIN	CHESAPEAKE EXPLORATION LLC	12/21/2007	1100	656	I-2008-002185	011N	019W	0022	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 22: NW/4 LTD TO 100' BELOW BASE OF S.E. OF DES MOINES FM (17,490')
OK5121365-001	OK	WASHITA	HULS, MAURICE M & RUBY LUE	J COOPER WEST LLC	3/25/1980	520	344		011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: NW/4, N/2 SW/4, LIMITED TO THE ALICE 2-24 AND ALICE 3-24 WELLBORE FROM THE SURFACE TO 13,045'.
OK5121382-001	OK	WASHITA	DURHAM, JOHN D., JR.	J COOPER WEST LLC	10/25/1979	517	559		011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: SE/4

Lease No	St	County	Lease Name	Lessee	Lease Date	Book	Page	Entry	Twn	Rge	Sec	FINAL LEGAL DESCP
OK5121382-002	OK	WASHITA	STOWE, M D AND ALICE, H/W	PATRICK DAILEY	2/27/1981	544	98	4620	011N	019W	0024

TOWNSHIP 11 NORTH-RANGE 19 WEST

SECTION 24: SE/4, LESS AND EXCEPT A 2.06 ACRE TRACT DESCRIBED AS BEGINNING 343.5' NORTH OF THE SOUTHEAST CORNER OF THE SE/4 OF 24-11N-19WIM. THENCE WEST 300', THENCE NORTH 300', THENCE EAST 300', THENCE SOUTH 300' TO THE POINT OF BEGINNING.

OK5121383-001	OK	WASHITA	AUSTIN, HAYDEN E., ET AL	J COOPER WEST LLC	4/2/1981	552	11		011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: NE/4, LIMITED TO THE WB OF THE ALICE 2-24 AND ALICE 3-24 FROM THE SURFACE TO 13,045'
OK5121383-002	OK	WASHITA	AUSTIN, HAYDEN, A SINGLE MAN, ET AL	DICOR MINERAL COMPANY	6/25/1981	561	158	13257	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: NE/4
OK5121383-003	OK	WASHITA	AUSTIN, HAYDEN E, HAYDEN GENE & JANE AUSTIN, JOHN AUSTIN	J COOPER WEST	4/22/1982	586	989		011N	019W	0024	TOWNSHIP 11 NORTH - RANGE 19 WEST SECTION 24: NE/4
OK5122769-001	OK	WASHITA	ANTLE, CLIFFORD M., ET UX	EXXON CORPORATION	4/16/1979	499	215		011N	019W	0024	SECTION 24-11N-19W: S/2 SW/4, EXCLUDING THE HULS 1-24 WELLBORE.
OK5122769-002	OK	WASHITA	GREGORY, LEOLA, A MARRIED WOMAN DEALING IN HER SOLE,SEP PROP	TXO PRODUCTION CORP	8/8/1983	628	675	8744	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: S/2 SW/4, LIMITED TO THE ALICE 2-24 AND ALICE 3-24 FROM THE SURFACE TO 13,045'.
OK5122769-003	OK	WASHITA	BRINTLE, WILLIAM H,A MARRIED MAN DEALING IN HIS SOLE,SEP,PRP	TXO PRODUCTION CORP	8/8/1983	628	695	8754	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: S/2 SW/4, LIMITED TO THE ALICE 2-24 AND ALICE 3-24 WELLBORE FROM THE SURFACE TO 13,045'.
OK5122769-004	OK	WASHITA	BOA, ETHEL B, A WIDOW	TXO PRODUCTION CORP	8/8/1983	628	673	8743	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 24 WEST SECTION 24: S/2 SW/4, LIMITED TO THE ALICE 2-24 AND ALICE 3-24 WELLBORE FROM THE SURFACE TO 13,045'.
OK5122769-005	OK	WASHITA	BRINTLE, GLADYS JANET, A WIDOW	TXO PRODUCTION CORP	8/8/1983	628	683	8748	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: S/2 SW/4, LIMITED TO THE WELLBORE OF THE ALICE 2-24 AND ALICE 3-24 FROM THE SURFACE TO 13,045'.
OK5122769-006	OK	WASHITA	MOAD, JERRY E,A MARRIED MAN DEALING IN HIS SOLE,SEP,PROPERTY	TXO PRODUCTION CORP	8/8/1983	628	679	8746	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: S/2 SW/4, LIMITED TO THE WELLBORE OF THE ALICE 2-24 AND ALICE 3-24 WELLS FROM THE SURFACE TO 13,045'.
OK5122769-007	OK	WASHITA	MOAD, SWITHIN L,A MARRIED MAN DEALING IN HIS SOLE,SEP,PROP	TXO PRODUCTION CORP	8/8/1983	628	677	8745	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: S/2 SW/4, LIMITED TO THE ALICE 2-24 AND ALICE 3-24 WELLBORE FROM THE SURFACE TO 13,045'.
OK5122769-008	OK	WASHITA	DEFFENBAUGH, TRENA MOAD,A MARRIED PERSON	TXO PRODUCTION CORP	8/8/1983	628	681	8747	011N	019W	0024	TOWNSHIP 11 NORTH-RANGE 19 WEST SECTION 24: S/2 SW/4, LIMITED TO THE ALICE 2-24 AND ALICE 3-24 WELLBORE FROM THE SURFACE TO 13,045'
OK5126438-001	OK	WASHITA	OCC #247529/CD #107170	TXO PRODUCTION CORP.	10/31/1983				011N	019W	0024

TOWNSHIP 11 NORTH, RANGE 19 WEST,

SECTION 24: UPPER TONKAWA (DOUGLAS), HOXBAR AND DES MOINES COMMON SOURCES UNDERLYING THE ENTIRE SECTION., LIMITED TO THE ALICE 2-24 AND ALICE 3-24 WELLBORES FROMTHE SURFACE TO 13,045'.

EXHIBIT B

TARGET FORMATION LOG

See Attached

21413

COI

LEE ROY PILOT 1-24

TD12800

1678 KB

Top Des Moines (or Top Colony GW‘A’ )

Top Prue (or Base Colony GW ‘C’)

True Resolution

OR BACKUP

GAMMA RAY

Density Caliper

DEEP

[mDr6]

SHALLOW

[mDr2]

OVERANGE DEEP [m0r6]

OVERANGE SHALLOW[m0r2]

120 in. DOI